UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center
Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor, Esq. -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ------------------------------------- Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston MA, 02199

Registrant’s telephone number, including area code:  (980) 949-5130

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2019

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned 32.82%, 32.41%, and 32.56%, respectively. The Portfolio’s benchmark, the MSCI All Country World (“ACWI”) ex-U.S. Index1, returned 21.51%.

MARKET ENVIRONMENT / CONDITIONS

Market returns in 2019 have been almost universally positive. Whether for risk assets, such as equities and higher yielding bonds, or safe havens, such as certain government bonds, increasing expectation of stimulus to preserve the long economic expansion across developed markets has buoyed sentiment. In international equities, markets recorded very strong returns across the board within an overall market return of 21.5% for the MSCI ACWI ex-U.S. Index. All regions posted double digit returns with Canadian equities leading the way, followed by Europe, the U.K, developed Asia and emerging markets.

In terms of sector returns, Information Technology (“IT”) led the way with Health Care and Consumer Discretionary sectors also outperforming. The weakest sector over the year was Communication Services. At an industry level, the semiconductor industry stood out the most with returns of 65.9%, followed by retailing and consumer durables & apparel. The weakest industry in the benchmark index was telecommunication services, the only industry producing single digit returns, at 8.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry opportunity, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach, and reputation as a long-term investor, allows us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

While the Portfolio is focused on high quality growth stocks and many of these do exhibit economic sensitivity, the companies that we select tend to demonstrate the type of strong competitive advantages that can help to sustain or improve returns through the cycle. At the same time, many companies within the Portfolio are secular growth companies, often disruptive within the industry that they operate in and taking market share. As such, short-term macro concerns are not a significant consideration for the Portfolio Construction Group, and it is the stock selection process which ultimately dominates performance over the long term.

The Portfolio outperformed its benchmark over the reporting period. Some of the more significant stock contributors to the Portfolio are discussed below.

MercadoLibre (Argentina), the Latin American ecommerce retailer, was the standout contributor to relative performance over the year. We have highlighted previously that the company was investing heavily, and sensibly in our opinion, in its logistics network. The company has shared with investors the positive impact this investment is now having. In addition to the larger delivery companies, small independent counterparts are now taking deliveries from MercadoLibre fulfilment centers. The long-term ambition is to shift away from the ‘drop-ship’ network to one where consumers get deliveries direct to their door. The average delivery time is now under three days and the drop-ship delivery time less than four days, a two-day improvement from a year ago. The overall positive impact on service levels and customer satisfaction serves to increase the network effect of this excellent business.

TSMC (Taiwan), the semiconductor manufacturer, was a contributor to performance. The company continues to dominate its corner of the semiconductor manufacturing industry through a combination of operational excellence, continued capital investment and the power of its balance sheet. This latest wave of dominance can be traced back 11+ years to the financial crisis when a number of weaker competitors were forced out of the industry due to weak financials. TSMC continued to invest and grow whilst others retrenched and continued to reap the benefits of this foresight. The latest positive news for the company is that an additional competitor (Global Foundries) has decided not to compete in the next generation (7nm) chips which has resulted in a significant uplift in demand for chips from TMSC (and Samsung and Intel).

Elsewhere, Constellation Software (Canada), the software company, has proven itself an excellent capital allocator for a number of years. The company has highlighted that the smaller deals it has been historically very good at making are now harder to come by, and so company management has been signaling to the market that they may need to consider larger acquisitions in the future. Such deals have historically been welcomed by the market. Overall, while organic revenue growth has been lower than usual, solid growth in licenses and maintenance, as well as recurring revenue have buoyed market sentiment.

Amongst the negative contributors were insurance company, Discovery (South Africa), and Tencent Music Entertainment (China), the Chinese music streaming company.

Discovery features as a detractor to relative performance despite continuing to show strong new business growth through its joint venture with Ping An Healthcare & Technology (China), which was up 76% during 2019. There was some disappointment in recent earnings, while the recent release of the national health insurance bill in South Africa—with the intention to provide medical access for all—weighed on the share price. However, Discovery’s track record of market disruption in South African financial services continues unabated, and at period end we remained upbeat about the prospects for this innovative company.

When Tencent Music Entertainment attended an event to update investors there were both positives and negatives in the update, but

BHFTII-1

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

on the whole we believed the long-term prospects for the business remained very strong. The company does not intend to change its pricing strategy in the coming 1-2 years. This may be a disappointment for investors in the short term. Balanced against this, however, is a significant improvement in paying-user retention ratio from 60% to 70% per month. The company’s karaoke platform, WeSing, still accounts for the majority of monthly active users in the social entertainment division and, while the average revenue per user of WeSing is below that of live music streaming, the gap is narrowing.

We made some changes to the Portfolio over the period, based on our view of the Portfolio companies’ fundamentals and expectations as to how these will evolve.

We bought Ping An Heathcare & Technology (China). In recent years, the Portfolio has been underweight in the Health Care sector as we have found it hard to identify companies which provide good prospects for long term organic growth with a clear strategy and attractive valuation. Ping An Healthcare & Technology is otherwise known as Good Doctor. Good Doctor is an application that provides artificial intelligence (AI) assisted medical advice and online consultations with top tier doctors. Growth comes from more users paying for more services, including ‘family doctor’ packages bundled into health insurance.

We also took a holding in Takeaway.com (Netherlands). Online food delivery platforms continue to grow strongly but are very much still in the investment stage of their rollout and are competing for scale while employing subtly different approaches to their business models. Ultimately, we expect that the business will consolidate and since taking a holding in Takeaway.com, the company has made an all share offer for Just Eat (U.K.), an existing Portfolio company. We believe that the combination of territories and increased scale will be accretive to the combined company and recently voted in favor of this deal despite a competing offer.

We also initiated a position in ASML (Netherlands). The company is the world’s leading developer and manufacturer of lithography equipment used in the production of integrated circuits. Lithography is used to print complex circuit patterns onto the wafers and is one of the most critical and expensive steps in the production of integrated circuits. ASML has consistently gained market share through superior innovation to the extent that weaker Japanese players have become uncompetitive, leaving an effective monopoly.

We sold out of some long-term holdings during the period. We sold the Portfolio’s holding in EssilorLuxottica (France). The company was formed following the merger of Essilor, the French world leading opthalmic lens manufacturer, and Luxottica, the Italian world leading manufacturer, wholesaler and retailer of premium spectacle frames and sunglasses. We have long admired Essilor’s business model and commitment to R&D but were less convinced by the strategic attractions of the merger with Luxottica.

We also sold PriceSmart (U.S.) which operates members-only retail warehouse clubs in Central America, the Caribbean and Colombia. In return for an annual membership fee, members gain access to a relatively limited range of goods at substantial discounts to prevailing prices. The investment thesis was that growing membership leads to increased buying power which allows PriceSmart to lower prices, thereby bringing in more members in a virtuous circle. However, the management do not seem to have operated with the level of discipline required to achieve this. Having fallen to be a very small holding, we no longer had sufficient conviction in the investment case.

We sold the Portfolio’s position in Svenska Handelsbanken (Sweden) as we believed it was slowly becoming less distinctive as branch-based banking gives way in the digital world. Our confidence had also been dented by a rapid succession of Chief Executive Officers, which is very uncharacteristic for such a stable organization, at a time when its growth prospects appeared less appealing.

These individual transactions did not significantly alter the positioning of the Portfolio which remained underweight in Japan, emerging markets, developed Asia, and Canada. The Portfolio remained overweight in the U.K. and Europe at period end. At the sector level, the Portfolio was most overweight in Industrials and Consumer Discretionary stocks, and most underweight in Energy and Health Care at period end. At the industry level, the Portfolio was overweight in internet & direct marketing, machinery and capital markets. In industry terms at period end, the Portfolio was underweight in banks, oil and gas & consumable fuels, and pharmaceuticals.

Angus Franklin

Jenny Davis

Tom Walsh

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets~~,~~ excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-2

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	32.82	9.00	5.87
Class B	32.41	8.73	5.59
Class E	32.56	8.83	5.71
MSCI All Country World ex-U.S. Index	21.51	5.51	4.97

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0
MercadoLibre, Inc.	2.7
Samsung Electronics Co., Ltd.	2.5
AIA Group, Ltd.	2.5
SAP SE	2.4
Deutsche Boerse AG	2.3
Scout24 AG	2.2
Housing Development Finance Corp., Ltd.	2.1
Alibaba Group Holding, Ltd.(ADR)	2.1
Nestle S.A.	2.0

Top Countries

% of Net Assets
United Kingdom	12.8
Japan	11.0
Germany	8.8
China	6.3
Ireland	4.8
Switzerland	4.3
Canada	4.2
Netherlands	4.1
France	4.1
Taiwan	4.0

BHFTII-3

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.71%	$1,000.00	$1,102.30	$3.76
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$1,101.50	$5.09
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

Class E (a)	Actual	0.86%	$1,000.00	$1,101.70	$4.56
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Argentina—2.7%
MercadoLibre, Inc. (a)	89,996	$51,472,312

Australia—2.4%
Cochlear, Ltd.	123,708	19,555,321
CSL, Ltd.	141,528	27,466,497

		47,021,818

Belgium—0.9%
Umicore S.A.	366,205	17,853,363

Brazil—1.3%
Cogna Educacao	3,693,200	10,506,957
Itau Unibanco Holding S.A. (ADR)	1,609,344	14,725,498

		25,232,455

Canada—4.2%
Constellation Software, Inc.	37,846	36,756,275
Fairfax Financial Holdings, Ltd.	65,188	30,609,319
Ritchie Bros. Auctioneers, Inc.	329,820	14,165,769

		81,531,363

China—6.3%
Alibaba Group Holding, Ltd. (ADR) (a)	192,501	40,829,462
Ping An Healthcare and Technology Co., Ltd. (a) (b)	1,911,200	13,958,573
Ping An Insurance Group Co. of China, Ltd. - Class H	1,120,000	13,267,812
Prosus NV (a)	129,395	9,682,278
Tencent Holdings, Ltd.	619,100	29,864,483
Tencent Music Entertainment Group (ADR) (a) (b)	1,135,936	13,335,889

		120,938,497

Denmark—2.7%
DSV Panalpina A/S	256,658	29,710,356
Novozymes A/S - B Shares	463,399	22,688,024

		52,398,380

Finland—1.7%
Kone Oyj - Class B	489,831	32,023,355

France—4.1%
Danone S.A.	211,393	17,546,385
Edenred	748,088	38,709,785
Legrand S.A.	287,564	23,463,295

		79,719,465

Germany—8.8%
Continental AG	82,185	10,672,417
Deutsche Boerse AG	284,754	44,782,746
MTU Aero Engines AG	87,807	25,073,863
SAP SE	339,499	45,754,215
Scout24 AG	651,195	43,077,970

		169,361,211

Hong Kong—3.9%
AIA Group, Ltd.	4,548,600	47,858,801

Hong Kong—(Continued)
Hong Kong Exchanges and Clearing, Ltd.	825,800	26,765,460

		74,624,261

India—2.1%
Housing Development Finance Corp., Ltd.	1,217,865	41,250,510

Ireland—4.8%
CRH plc	649,149	26,206,902
Kingspan Group plc	516,818	31,830,111
Ryanair Holdings plc (ADR) (a)	393,504	34,474,886

		92,511,899

Japan—11.0%
Denso Corp.	355,400	16,031,834
FANUC Corp.	93,300	17,231,409
Japan Exchange Group, Inc.	1,636,300	28,803,661
Nidec Corp.	203,500	27,798,939
Shimano, Inc.	154,300	25,052,166
SMC Corp.	68,400	31,266,211
Sony Corp.	352,200	23,973,124
Sumitomo Mitsui Trust Holdings, Inc.	490,300	19,348,223
Toyota Tsusho Corp.	637,800	22,355,316

		211,860,883

Netherlands—4.1%
ASML Holding NV	81,001	24,122,922
Heineken Holding NV	253,722	24,635,615
IMCD NV	204,640	17,911,276
Takeaway.com NV (a)	141,468	13,067,527

		79,737,340

Panama—1.2%
Copa Holdings S.A. - Class A	217,209	23,475,949

Peru—1.0%
Credicorp, Ltd.	89,772	19,133,106

Russia—1.3%
Magnit PJSC (GDR)	810,499	9,796,643
MMC Norilsk Nickel PJSC (ADR)	493,587	15,096,303

		24,892,946

Singapore—0.9%
United Overseas Bank, Ltd.	939,264	18,475,245

South Africa—1.9%
Discovery, Ltd.	1,852,541	15,975,026
Naspers, Ltd. - N Shares	122,688	20,053,592

		36,028,618

South Korea—3.5%
NAVER Corp.	110,733	17,838,326
Samsung Electronics Co., Ltd.	1,020,598	49,176,835

		67,015,161

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—2.9%
Bankinter S.A.	2,234,022	$16,425,238
Grifols S.A. (b)	423,398	14,949,418
Industria de Diseno Textil S.A	700,886	24,827,448

		56,202,104

Sweden—2.9%
Atlas Copco AB - B Shares	1,002,551	34,783,822
Epiroc AB - Class B	1,829,143	21,710,327

		56,494,149

Switzerland—4.3%
Cie Financiere Richemont S.A.	236,903	18,596,290
Kuehne & Nagel International AG	147,022	24,783,080
Nestle S.A.	365,311	39,576,531

		82,955,901

Taiwan—4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	7,031,000	77,864,608

United Kingdom—12.8%
ASOS plc (a)	409,018	18,348,772
boohoo Group plc (a)	5,842,874	23,099,980
Burberry Group plc	643,584	18,834,932
Experian plc	995,260	33,662,296
Hargreaves Lansdown plc	964,156	24,825,767
Howden Joinery Group plc	1,756,966	15,747,511
Just Eat plc (a)	1,594,399	17,692,926
Prudential plc	1,247,059	23,995,204
Rio Tinto plc	552,256	32,813,378
St. James’s Place plc	927,920	14,358,176
Unilever NV	415,652	23,915,002

		247,293,944

United States—1.2%
Spotify Technology S.A. (a)	155,195	23,209,412

Total Common Stocks (Cost $1,368,261,930)		1,910,578,255

Preferred Stock—0.3%

Spain—0.3%
Grifols S.A. - Class B (Cost $6,362,013)	261,847	6,102,325

Short-Term Investment—0.5%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $9,600,349; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $9,796,012.	9,600,029	9,600,029

Total Short-Term Investments (Cost $9,600,029)		9,600,029

Securities Lending Reinvestments (c)—0.4%

Repurchase Agreements—0.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/19 at 1.550%, due on 01/02/20 with a maturity value of $330,525; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/30 - 08/15/44, and an aggregate market value of $337,107.	330,497	330,497
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $300,028; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $200,031; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $204,002.	200,000	200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $700,107; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $714,002.	700,000	700,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $1,500,128; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,110,223.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $1,000,338; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $1,085,158.	1,000,000	$1,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $600,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $662,624.	600,000	600,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $300,100; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $331,312.	300,000	300,000

		6,030,497

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	200,000	200,000

Mutual Fund—0.1%
STIT-Government & Agency Portfolio, Institutional Class 1.500% (d)	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $7,230,497)		7,230,497

Total Investments—100.1% (Cost $1,391,454,469)		1,933,511,106
Other assets and liabilities (net)—(0.1)%		(1,871,221)

Net Assets—100.0%		$1,931,639,885

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $16,525,662 and the collateral received consisted of cash in the amount of $7,230,497 and non-cash collateral with a value of $10,634,338. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Internet & Direct Marketing Retail	10.0
Capital Markets	7.2
Machinery	7.1
Insurance	6.8
Semiconductors & Semiconductor Equipment	5.3
Interactive Media & Services	4.7
Banks	4.6
Software	4.3
Airlines	3.0
Food Products	3.0

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$51,472,312	$—	$—	$51,472,312
Australia	—	47,021,818	—	47,021,818
Belgium	—	17,853,363	—	17,853,363
Brazil	14,725,498	10,506,957	—	25,232,455
Canada	81,531,363	—	—	81,531,363
China	54,165,351	66,773,146	—	120,938,497
Denmark	—	52,398,380	—	52,398,380
Finland	—	32,023,355	—	32,023,355
France	—	79,719,465	—	79,719,465
Germany	—	169,361,211	—	169,361,211
Hong Kong	—	74,624,261	—	74,624,261
India	—	41,250,510	—	41,250,510
Ireland	34,474,886	58,037,013	—	92,511,899
Japan	—	211,860,883	—	211,860,883
Netherlands	—	79,737,340	—	79,737,340
Panama	23,475,949	—	—	23,475,949
Peru	19,133,106	—	—	19,133,106
Russia	—	24,892,946	—	24,892,946
Singapore	—	18,475,245	—	18,475,245
South Africa	—	36,028,618	—	36,028,618
South Korea	—	67,015,161	—	67,015,161
Spain	—	56,202,104	—	56,202,104
Sweden	—	56,494,149	—	56,494,149
Switzerland	—	82,955,901	—	82,955,901
Taiwan	—	77,864,608	—	77,864,608
United Kingdom	—	247,293,944	—	247,293,944
United States	23,209,412	—	—	23,209,412
Total Common Stocks	302,187,877	1,608,390,378	—	1,910,578,255
Total Preferred Stock*	—	6,102,325	—	6,102,325
Total Short-Term Investment*	—	9,600,029	—	9,600,029
Securities Lending Reinvestments
Repurchase Agreements	—	6,030,497	—	6,030,497
Time Deposit	—	200,000	—	200,000
Mutual Fund	1,000,000	—	—	1,000,000
Total Securities Lending Reinvestments	1,000,000	6,230,497	—	7,230,497
Total Investments	$303,187,877	$1,630,323,229	$—	$1,933,511,106

Collateral for Securities Loaned (Liability)	$—	$(7,230,497)	$—	$(7,230,497)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,933,511,106
Cash denominated in foreign currencies (c)	4,680,111
Receivable for:
Fund shares sold	13,783
Dividends and interest	3,475,845
Prepaid expenses	5,429

Total Assets	1,941,686,274
Liabilities
Collateral for securities loaned	7,230,497
Payables for:
Fund shares redeemed	1,049,306
Foreign taxes	13,514
Accrued Expenses:
Management fees	1,087,931
Distribution and service fees	68,589
Deferred trustees’ fees	168,039
Other expenses	428,513

Total Liabilities	10,046,389

Net Assets	$1,931,639,885

Net Assets Consist of:
Paid in surplus	$1,244,718,907
Distributable earnings (Accumulated losses)	686,920,978

Net Assets	$1,931,639,885

Net Assets
Class A	$1,598,187,859
Class B	315,262,829
Class E	18,189,197
Capital Shares Outstanding*
Class A	117,675,983
Class B	23,612,650
Class E	1,354,403
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.58
Class B	13.35
Class E	13.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,391,454,469.
(b)	Includes securities loaned at value of $16,525,662.
(c)	Identified cost of cash denominated in foreign currencies was $4,620,109.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$50,478,142
Interest (b)	167,109
Securities lending income	453,272

Total investment income	51,098,523
Expenses
Management fees	14,807,532
Administration fees	76,482
Custodian and accounting fees	486,620
Distribution and service fees—Class B	754,983
Distribution and service fees—Class E	26,408
Audit and tax services	55,336
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	104,945
Insurance	12,843
Miscellaneous	44,062

Total expenses	16,472,526
Less management fee waiver	(2,306,506)

Net expenses	14,166,020

Net Investment Income	36,932,503

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	110,841,328
Foreign currency transactions	(33,925)

Net realized gain	110,807,403

Net change in unrealized appreciation on:
Investments	377,831,891
Foreign currency transactions	100,606

Net change in unrealized appreciation	377,932,497

Net realized and unrealized gain	488,739,900

Net Increase in Net Assets From Operations	$525,672,403

(a)	Net of foreign withholding taxes of $3,993,651.
(b)	Net of foreign withholding taxes of $8.
(c)	Net of foreign capital gains tax of $13,514.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,932,503	$23,224,608
Net realized gain	110,807,403	110,399,034
Net change in unrealized appreciation (depreciation)	377,932,497	(473,126,044)

Increase (decrease) in net assets from operations	525,672,403	(339,502,402)

From Distributions to Shareholders
Class A	(111,818,886)	(18,443,225)
Class B	(21,250,233)	(3,023,120)
Class E	(1,257,065)	(196,972)

Total distributions	(134,326,184)	(21,663,317)

Increase (decrease) in net assets from capital share transactions	(161,300,011)	214,440,920

Total increase (decrease) in net assets	230,046,208	(146,724,799)

Net Assets
Beginning of period	1,701,593,677	1,848,318,476

End of period	$1,931,639,885	$1,701,593,677

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	396,574	$4,926,562	23,146,832	$301,855,134
Reinvestments	9,357,229	111,818,886	1,382,551	18,443,225
Redemptions	(19,768,122)	(250,695,037)	(6,247,029)	(85,040,301)

Net increase (decrease)	(10,014,319)	$(133,949,589)	18,282,354	$235,258,058

Class B
Sales	531,335	$6,397,578	2,251,320	$28,354,279
Reinvestments	1,806,993	21,250,233	230,070	3,023,120
Redemptions	(4,315,082)	(53,307,453)	(3,877,975)	(50,053,323)

Net decrease	(1,976,754)	$(25,659,642)	(1,396,585)	$(18,675,924)

Class E
Sales	23,549	$293,335	155,694	$1,929,102
Reinvestments	106,351	1,257,065	14,911	196,972
Redemptions	(262,330)	(3,241,180)	(328,351)	(4,267,288)

Net decrease	(132,430)	$(1,690,780)	(157,746)	$(2,141,214)

Increase (decrease) derived from capital shares transactions		$(161,300,011)		$214,440,920

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$11.02	$13.43	$10.06	$9.71		$10.07

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.16	0.15	0.15	(b)	0.16
Net realized and unrealized gain (loss)	3.24	(2.42)	3.37	0.36		(0.34)

Total income (loss) from investment operations	3.49	(2.26)	3.52	0.51		(0.18)

Less Distributions
Distributions from net investment income	(0.17)	(0.15)	(0.15)	(0.16)		(0.18)
Distributions from net realized capital gains	(0.76)	0.00	0.00	0.00		0.00

Total distributions	(0.93)	(0.15)	(0.15)	(0.16)		(0.18)

Net Asset Value, End of Period	$13.58	$11.02	$13.43	$10.06		$9.71

Total Return (%) (c)	32.82	(17.01)	35.15	5.38		(1.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	0.85	0.85		0.87
Net ratio of expenses to average net assets (%) (d)	0.72	0.72	0.73	0.73		0.74
Ratio of net investment income to average net assets (%)	2.02	1.28	1.24	1.49	(b)	1.56
Portfolio turnover rate (%)	12	23	8	11		12
Net assets, end of period (in millions)	$1,598.2	$1,407.8	$1,469.7	$1,315.2		$1,361.8

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$10.85	$13.22	$9.90	$9.56		$9.91

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.14	0.12	0.12	(b)	0.13
Net realized and unrealized gain (loss)	3.18	(2.39)	3.32	0.35		(0.33)

Total income (loss) from investment operations	3.40	(2.25)	3.44	0.47		(0.20)

Less Distributions
Distributions from net investment income	(0.14)	(0.12)	(0.12)	(0.13)		(0.15)
Distributions from net realized capital gains	(0.76)	0.00	0.00	0.00		0.00

Total distributions	(0.90)	(0.12)	(0.12)	(0.13)		(0.15)

Net Asset Value, End of Period	$13.35	$10.85	$13.22	$9.90		$9.56

Total Return (%) (c)	32.41	(17.19)	34.89	5.05		(2.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.10	1.10	1.10		1.12
Net ratio of expenses to average net assets (%) (d)	0.97	0.97	0.98	0.98		0.99
Ratio of net investment income to average net assets (%)	1.76	1.09	0.99	1.25	(b)	1.31
Portfolio turnover rate (%)	12	23	8	11		12
Net assets, end of period (in millions)	$315.3	$277.6	$356.7	$318.6		$336.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$10.91	$13.29	$9.96	$9.61		$9.97

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.15	0.13	0.13	(b)	0.14
Net realized and unrealized gain (loss)	3.20	(2.40)	3.33	0.36		(0.34)

Total income (loss) from investment operations	3.43	(2.25)	3.46	0.49		(0.20)

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.13)	(0.14)		(0.16)
Distributions from net realized capital gains	(0.76)	0.00	0.00	0.00		0.00

Total distributions	(0.91)	(0.13)	(0.13)	(0.14)		(0.16)

Net Asset Value, End of Period	$13.43	$10.91	$13.29	$9.96		$9.61

Total Return (%) (c)	32.56	(17.09)	34.92	5.24		(2.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.00	1.00	1.00		1.02
Net ratio of expenses to average net assets (%) (d)	0.87	0.87	0.88	0.88		0.89
Ratio of net investment income to average net assets (%)	1.87	1.19	1.08	1.34	(b)	1.42
Portfolio turnover rate (%)	12	23	8	11		12
Net assets, end of period (in millions)	$18.2	$16.2	$21.9	$18.6		$19.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $9,600,029. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,030,497. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$227,233,431	$0	$486,842,401

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$14,807,532	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,393,818,933

Gross unrealized appreciation	584,004,331
Gross unrealized depreciation	(44,312,158)

Net unrealized appreciation (depreciation)	$539,692,173

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$24,142,130	$21,663,317	$110,184,054	$—	$134,326,184	$21,663,317

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$39,195,455	$108,117,642	$539,775,920	$—	$687,089,017

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Baillie Gifford International Stock Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-22

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-23

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index ex-U.S., for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned 9.83%, 9.55%, and 9.66%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.

MARKET ENVIRONMENT / CONDITIONS

After 2018 delivered the unusual outcome of both global equities and global bonds suffering negative returns, 2019 saw positive returns from most asset classes, including sovereign bonds. The benchmark 10-year yield fell by 76 basis points (“bps”) to 1.92% in the U.S., 1 bp to -0.01% in Japan, 43 bps to -0.19% in Germany, and 46 bps to 0.82% in the U.K.

What started as a steady rally in government bonds accelerated into a marked repricing in March after the U.S. Federal Reserve (the “Fed”) delivered a dovish policy surprise (i.e. signalled an accommodative policy stance geared at stimulating growth) and European manufacturing activity slumped far more than feared. Sentiment was then hit by the collapse of trade negotiations between the U.S. and China, which sparked a trade war and broader struggle for technological supremacy. The dispute widened existing cracks in the global economy and abruptly reversed a risk rally that had buoyed markets since the start of the year. Heightened tensions in the Persian Gulf weighed further on risk sentiment after the U.S. mobilized military resources to the region and re-imposed sanctions on Iran. Meanwhile, the U.K.’s deadlocked efforts to leave the European Union (the “EU”) piled further uncertainty onto nervous markets.

At the height of the bond rally in August, yields turned negative across all maturities of the German bund market as benchmark yields reached new lows across much of Europe. The 30-year U.S. Treasury yield also plumbed a record low. Markets perceived a risk of recession as yield curves inverted (short-term interest rates became higher than the long-term interest rates, signalling the potential slowdown in economic growth) in the U.S. and U.K. The rally contributed to the stock of negative-yielding debt rising to a record $17 trillion, eclipsing the record prior to 2019 of $12.2 trillion recorded in June 2016.

Major central banks responded to the persistent risks and weakness by moving decisively more dovish. The Fed slashed its projections of rate hikes in the year from two to zero and then cut interest rates three times. It also announced that it would stop shrinking its balance sheet earlier than previously indicated. The Fed’s actions led a tide of dovishness as central banks either held back on tightening policy or introduced new stimulus in the face of broad-based signs of economic weakness. In Mario Draghi’s parting shot before he stepped down as European Central Bank (the “ECB”) president, the ECB delivered a broad package of measures in mid-September that included an interest rate cut, tiering to reduce the impact of banks and the resumption of quantitative easing (“QE”, asset purchases geared to stimulate economy). A lower-than-expected monthly QE rate of €20 billion was offset by an open-ended commitment to continue purchases until shortly before rates start to rise, which wouldn’t happen until inflation nears 2%.

Supporting central bank dovishness was a continuing weakness in inflation in many parts of the world, most notably Japan and the eurozone. Inflation was muted despite labour markets tightening in many developed economies and a strong recovery in oil prices following geopolitical flare-ups and the year-end easing of concerns over the trade war and economic weakness. December’s Organization of the Petroleum Exporting Countries’ (“OPEC”) meeting also saw OPEC producers and Russia agree to deeper production cuts, which contributed to the Brent oil price rising by 22.7% to $66.00 a barrel and the West Texas Intermediate (WTI) gauge rising by 34.5% to $61.06 a barrel.

Markets whipsawed in response to positive and less positive headlines on trade. However, heading into the final months of 2019 it became clear that the major concerns that had weighed on sentiment during the year were unlikely to materialise, at least in the near term. The U.S. and China moved towards a first phase trade agreement that could be signed in early January. The U.K. signed a new withdrawal agreement with the EU and the result of the general election should allow Brexit (U.K.’s withdrawal from the EU) to proceed at the end of January. Data suggests greater stability in the global economy, most notably in Germany where a steep downturn had caused significant alarm.

The need and prospects for fiscal stimulus moved increasingly to the fore as global economies remained tepid, particularly in manufacturing. China’s economy continued to slow towards sub-6% annual growth while Germany’s economy contracted in the second quarter. In December, Japan’s Prime Minister Shinzo Abe announced a $120 billion fiscal stimulus package to support the economy as it battles an export slump, the sales tax hike and a series of natural disasters.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The main drivers of positive performance for the year were the Portfolio’s overweight positions in duration, securitized assets, investment grade credit and municipal bonds as both rates rallied and credit spreads tightened over the course of 2019. Active foreign currency positioning was the only notable detractor from performance over the period.

The Portfolio generally held an overweight duration position over the course of the year. Towards the end of 2019, we slightly reduced the Portfolio’s duration on the fund level to 6.1 years but maintained a small overweight (0.4 years) versus the benchmark. We mainly reduced duration exposure from the long-end of the curve and shifted some of that risk to the front-end of the curve as an overall Portfolio hedge.

The reduction in perceived geopolitical risk at the end of the year drove spreads in risk assets tighter. Given the richness in valuation of

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

investment grade credit, we reduced overweight positioning in the sector during the period as we preferred to hold agency mortgages and inflation protected bonds. At period end, we were still constructive on the fundamental and technical backdrop of investment grade (“IG”) credit in the medium-term even though we believe there was limited room for IG spreads to move tighter as they already were at cycle tights.

During the period, we added to the Portfolio’s overweight in agency mortgages given the more attractive valuations as mortgages had underperformed in 2019 and we felt prepayment speeds were going to be slower than the market expected. At period end, we held an up-in-coupon bias within mortgages to capture the high amount of compensation for taking refinancing risk, while compensation for credit risk remained low. We held inflation protected bonds as we feel they also have more upside relative to credit because the market is expecting inflation that is much lower than realized inflation.

During the period, we marginally reduced exposures in the securitized assets space (namely in Collateralized Loan Obligations and Commercial Mortgage-Backed Securities) to take profits in names that have performed well. We also marginally reduced the Portfolio’s positioning in emerging markets, as we continued to prefer holding exposure in local currency.

The Portfolio held derivatives during the period as a part of our investment strategy. Derivatives were used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, derivatives held performed as expected and did not have a significant impact on performance.

To summarize, the Portfolio ended the period with an overweight to agency mortgages, securitized assets, inflation protected bonds, duration, and emerging markets with a bend towards those denominated in local currencies, relative to the benchmark. Additionally, the Portfolio was about neutral U.S. investment grade credit relative to the benchmark.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	9.83	3.40	4.54
Class B	9.55	3.14	4.28
Class E	9.66	3.24	4.39
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	58.0
Corporate Bonds & Notes	34.5
Asset-Backed Securities	11.1
Mortgage-Backed Securities	5.6
Municipals	5.0
Foreign Government	2.7
Floating Rate Loans	1.9
Common Stocks	0.1
Purchased Options	0.1

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.39%	$1,000.00	$1,027.40	$1.99
	Hypothetical*	0.39%	$1,000.00	$1,023.24	$1.99

Class B (a)	Actual	0.64%	$1,000.00	$1,026.00	$3.27
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class E (a)	Actual	0.54%	$1,000.00	$1,026.60	$2.76
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—58.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—41.4%
Fannie Mae 15 Yr. Pool
2.000%, 10/01/31	217,129	$215,709
2.000%, 11/01/31	2,691,338	2,673,743
2.000%, 12/01/31	290,343	288,444
2.000%, 03/01/32	1,733,284	1,721,949
2.500%, 09/01/27	237,009	240,037
2.500%, 02/01/28	27,958	28,313
2.500%, 04/01/28	69,539	70,653
2.500%, 08/01/28	191,619	194,688
2.500%, 01/01/30	1,014,150	1,029,396
2.500%, 02/01/30	122,300	123,902
2.500%, 03/01/30	206,517	209,544
2.500%, 07/01/30	762,333	772,735
2.500%, 08/01/30	2,493,823	2,528,656
2.500%, 09/01/30	1,213,570	1,230,999
2.500%, 11/01/30	2,484,344	2,518,532
2.500%, 03/01/31	139,253	140,935
2.500%, 06/01/31	698,151	708,405
2.500%, 07/01/31	381,200	386,800
2.500%, 08/01/31	64,712	65,661
2.500%, 10/01/31	3,405,713	3,454,732
2.500%, 11/01/31	2,119,308	2,151,109
2.500%, 02/01/32	101,120	102,499
2.500%, 03/01/32	331,636	336,954
2.500%, 08/01/32	2,445,762	2,479,717
2.500%, 02/01/33	4,350,844	4,406,300
3.000%, 04/01/28	151,508	156,512
3.000%, 05/01/28	161,934	166,162
3.000%, 10/01/28	321,496	332,270
3.000%, 11/01/28	2,414,459	2,493,179
3.000%, 12/01/28	682,709	700,054
3.000%, 01/01/29	247,692	253,936
3.000%, 04/01/29	1,065,531	1,102,203
3.000%, 05/01/29	1,553,908	1,603,556
3.000%, 08/01/29	1,559,596	1,613,517
3.000%, 10/01/29	426,571	441,665
3.000%, 03/01/30	871,795	902,654
3.000%, 04/01/30	705,794	730,109
3.000%, 05/01/30	1,115,152	1,154,050
3.000%, 07/01/30	846,233	873,686
3.000%, 08/01/30	4,063,380	4,201,783
3.000%, 09/01/30	977,745	1,010,895
3.000%, 08/01/31	4,037,055	4,161,907
3.000%, 09/01/31	422,862	437,461
3.000%, 03/01/32	871,430	898,590
3.500%, 08/01/28	412,737	431,268
3.500%, 10/01/28	2,604,290	2,721,367
3.500%, 11/01/28	2,610,704	2,728,148
3.500%, 02/01/29	3,473,647	3,609,800
3.500%, 04/01/29	904,591	937,218
3.500%, 05/01/29	2,477,655	2,578,410
3.500%, 06/01/29	1,851,995	1,935,256
3.500%, 07/01/29	964,210	1,009,020
3.500%, 09/01/29	164,813	172,397
3.500%, 08/01/30	760,859	796,577
3.500%, 11/01/32	194,562	203,994

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.500%, 01/01/33	131,767	138,152
4.000%, 10/01/33	10,996,306	11,663,901
4.500%, 12/01/20	26,149	26,979
4.500%, 02/01/25	231,395	241,251
4.500%, 04/01/25	50,891	53,495
4.500%, 07/01/25	178,629	186,875
4.500%, 06/01/26	1,191,281	1,252,209
Fannie Mae 20 Yr. Pool
3.000%, 10/01/36	97,213	99,737
3.000%, 11/01/36	1,015,232	1,045,972
3.000%, 12/01/36	1,496,147	1,540,199
3.000%, 11/01/39	826,514	845,680
Fannie Mae 30 Yr. Pool
3.000%, 12/01/42	6,288,816	6,482,910
3.000%, 01/01/43	4,260,669	4,387,251
3.000%, 02/01/43	2,005,972	2,068,723
3.000%, 03/01/43	16,293,453	16,781,142
3.000%, 04/01/43	11,158,978	11,495,248
3.000%, 05/01/43	15,139,700	15,610,342
3.000%, 06/01/43	1,949,837	2,014,525
3.000%, 07/01/43	1,113,101	1,145,518
3.000%, 08/01/43	900,973	926,982
3.000%, 06/01/46	704,279	726,663
3.000%, 08/01/46	67,612	69,776
3.000%, 09/01/46	1,061,329	1,095,547
3.000%, 11/01/46	3,634,466	3,740,058
3.000%, 01/01/47	354,610	365,700
3.000%, 02/01/47	884,959	910,874
3.000%, 03/01/47	2,918,812	2,998,791
3.500%, 01/01/42	642,396	678,377
3.500%, 04/01/42	376,276	396,283
3.500%, 05/01/42	288,888	304,359
3.500%, 06/01/42	662,224	703,816
3.500%, 07/01/42	103,484	109,026
3.500%, 08/01/42	174,674	184,029
3.500%, 10/01/42	891,872	940,325
3.500%, 11/01/42	1,906,534	2,008,455
3.500%, 12/01/42	1,032,681	1,087,910
3.500%, 02/01/43	1,278,800	1,360,817
3.500%, 03/01/43	1,354,981	1,440,496
3.500%, 04/01/43	43,270	45,587
3.500%, 05/01/43	234,639	247,840
3.500%, 06/01/43	1,047,581	1,101,527
3.500%, 07/01/43	8,073,995	8,575,344
3.500%, 08/01/43	6,149,275	6,545,325
3.500%, 09/01/43	95,596	101,889
3.500%, 11/01/43	1,115,598	1,187,141
3.500%, 01/01/44	922,255	978,433
3.500%, 05/01/44	10,959,789	11,739,326
3.500%, 06/01/44	152,648	162,180
3.500%, 07/01/44	47,607	50,657
3.500%, 02/01/45	915,622	964,437
3.500%, 07/01/45	2,715,154	2,872,576
3.500%, 10/01/45	1,338,865	1,404,312
3.500%, 11/01/45	2,903,312	3,095,174

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 12/01/45	701,002	$750,991
3.500%, 03/01/46	984,974	1,037,140
3.500%, 04/01/46	1,398,003	1,461,959
3.500%, 05/01/46	610,979	643,339
3.500%, 06/01/46	2,804,496	2,955,485
3.500%, 08/01/46	1,314,285	1,383,953
3.500%, 09/01/46	1,367,095	1,445,337
3.500%, 11/01/46	2,628,775	2,804,494
3.500%, 12/01/46	3,066,225	3,261,821
3.500%, 01/01/47	6,657,197	7,120,845
3.500%, 02/01/47	524,932	559,440
3.500%, 05/01/47	1,841,773	1,952,430
3.500%, 06/01/47	1,077,311	1,145,295
3.500%, 07/01/47	743,659	791,304
3.500%, 09/01/47	761,171	810,363
3.500%, 10/01/47	233,257	248,304
3.500%, 11/01/47	1,309,590	1,400,889
3.500%, 12/01/47	8,933,570	9,470,005
3.500%, 01/01/48	5,809,497	6,183,820
4.000%, 08/01/33	909,773	946,664
4.000%, 06/01/39	745,760	799,325
4.000%, 12/01/39	67,287	72,117
4.000%, 07/01/40	887,707	951,444
4.000%, 08/01/40	1,606,422	1,722,558
4.000%, 10/01/40	86,350	92,608
4.000%, 11/01/40	292,256	313,388
4.000%, 12/01/40	1,487,086	1,594,621
4.000%, 04/01/41	144,142	154,602
4.000%, 09/01/41	3,547,828	3,804,474
4.000%, 10/01/41	264,347	283,167
4.000%, 12/01/41	1,009,556	1,098,914
4.000%, 01/01/42	982,823	1,052,765
4.000%, 02/01/42	2,624,012	2,810,229
4.000%, 05/01/42	1,019,352	1,098,989
4.000%, 06/01/42	491,104	525,261
4.000%, 07/01/42	3,581,563	3,882,042
4.000%, 08/01/42	274,073	293,409
4.000%, 09/01/42	682,115	730,075
4.000%, 12/01/42	1,887,226	2,041,783
4.000%, 01/01/43	826,998	885,978
4.000%, 03/01/43	171,418	183,365
4.000%, 10/01/43	611,159	654,378
4.000%, 01/01/44	2,140,620	2,331,407
4.000%, 02/01/44	2,130,111	2,337,096
4.000%, 07/01/44	208,198	221,555
4.000%, 08/01/44	686,364	753,057
4.000%, 12/01/44	1,823,369	1,977,519
4.000%, 01/01/45	341,736	371,314
4.000%, 02/01/45	967,951	1,049,325
4.000%, 03/01/45	811,254	868,634
4.000%, 04/01/45	758,096	824,801
4.000%, 05/01/45	751,464	817,733
4.000%, 10/01/45	2,451,691	2,648,639
4.000%, 11/01/45	1,856,160	1,979,043
4.000%, 12/01/45	1,652,539	1,760,799

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 01/01/46	3,998,357	4,244,268
4.000%, 06/01/46	3,206,876	3,401,743
4.000%, 11/01/46	235,147	257,995
4.000%, 01/01/47	346,097	379,651
4.000%, 08/01/47	902,881	966,512
4.000%, 03/01/48	2,329,186	2,536,597
4.000%, 04/01/48	1,445,652	1,572,290
4.000%, 08/01/48	3,086,685	3,298,094
4.500%, 08/01/39	1,159,441	1,257,701
4.500%, 11/01/39	363,801	399,546
4.500%, 01/01/40	34,731	38,008
4.500%, 04/01/40	74,824	81,491
4.500%, 05/01/40	199,914	217,077
4.500%, 06/01/40	182,138	197,787
4.500%, 07/01/40	382,732	415,480
4.500%, 11/01/40	699,178	759,049
4.500%, 07/01/41	216,158	234,690
4.500%, 08/01/41	30,831	32,443
4.500%, 09/01/41	742,208	806,008
4.500%, 10/01/41	153,610	167,244
4.500%, 01/01/42	147,203	159,821
4.500%, 06/01/42	80,826	85,280
4.500%, 08/01/42	750,124	800,735
4.500%, 09/01/43	986,125	1,062,054
4.500%, 10/01/43	1,058,285	1,132,882
4.500%, 11/01/43	2,595,438	2,892,722
4.500%, 12/01/43	1,307,565	1,410,750
4.500%, 01/01/44	1,354,989	1,465,590
4.500%, 06/01/44	5,124,362	5,577,479
4.500%, 07/01/45	1,488,170	1,634,170
4.500%, 09/01/45	635,726	704,658
4.500%, 11/01/45	2,312,739	2,522,780
4.500%, 12/01/45	1,009,394	1,087,644
4.500%, 07/01/46	3,656,416	4,074,374
4.500%, 09/01/46	565,324	630,103
4.500%, 09/01/47	81,707	86,607
4.500%, 10/01/47	507,786	547,762
4.500%, 11/01/47	3,901,328	4,172,610
4.500%, 12/01/47	59,152	63,333
4.500%, 01/01/48	3,457,012	3,719,635
4.500%, 02/01/48	113,857	120,547
4.500%, 03/01/48	213,515	227,460
4.500%, 04/01/48	1,239,321	1,379,367
4.500%, 05/01/48	27,048,522	29,393,205
4.500%, 07/01/48	223,445	240,967
4.500%, 08/01/48	3,031,489	3,307,221
4.500%, 11/01/48	2,227,298	2,393,935
4.500%, 02/01/49	21,063,479	23,211,708
4.500%, 05/01/49	10,844,667	12,049,205
5.000%, 11/01/32	3,314	3,582
5.000%, 09/01/35	170,168	187,562
5.000%, 06/01/39	7,339,454	8,057,687
5.000%, 04/01/41	23,093	24,687
5.000%, 07/01/41	321,394	353,704
5.000%, 08/01/41	263,571	290,774

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 01/01/42	49,931	$53,346
5.500%, 11/01/32	850,468	940,647
5.500%, 12/01/32	140,491	154,639
5.500%, 01/01/33	524,273	572,904
5.500%, 12/01/33	185,543	205,132
5.500%, 05/01/34	1,498,108	1,685,772
5.500%, 08/01/37	1,569,399	1,765,874
5.500%, 02/01/38	249,179	279,504
5.500%, 03/01/38	165,625	185,713
5.500%, 04/01/38	107,470	115,578
5.500%, 06/01/38	243,850	267,374
5.500%, 12/01/38	91,852	98,819
5.500%, 01/01/39	247,731	277,299
5.500%, 08/01/39	177,481	198,824
5.500%, 12/01/39	327,521	364,077
5.500%, 04/01/40	61,670	68,944
5.500%, 04/01/41	213,325	234,294
6.000%, 02/01/34	174,259	196,651
6.000%, 08/01/34	131,343	150,591
6.000%, 04/01/35	2,048,529	2,348,430
6.000%, 06/01/36	278,594	319,216
6.000%, 02/01/38	418,929	479,408
6.000%, 03/01/38	133,251	152,863
6.000%, 05/01/38	432,980	496,715
6.000%, 10/01/38	519,944	596,369
6.000%, 12/01/38	165,564	189,930
6.000%, 04/01/40	1,676,196	1,922,922
6.000%, 09/01/40	179,041	205,401
6.000%, 06/01/41	395,411	453,609
6.500%, 05/01/40	2,392,340	2,713,030
Fannie Mae Pool 4.000%, 01/01/41	362,287	385,185
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	29,657	30,934
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	91,869	93,262
2.500%, 10/01/28	341,934	346,468
2.500%, 08/01/29	759,023	767,632
2.500%, 12/01/29	228,189	231,143
2.500%, 05/01/30	873,983	886,352
2.500%, 07/01/30	582,514	590,835
2.500%, 08/01/30	2,043,254	2,074,265
2.500%, 09/01/30	2,240,054	2,271,984
2.500%, 04/01/31	1,586,163	1,608,598
3.000%, 01/01/30	621,319	642,349
3.000%, 04/01/30	3,259,456	3,374,502
3.000%, 05/01/30	561,595	581,832
3.000%, 06/01/30	23,784	24,618
3.000%, 07/01/30	1,259,868	1,302,830
3.000%, 08/01/30	387,219	399,581
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/42	2,303,179	2,372,588
3.000%, 01/01/43	1,566,905	1,613,727
3.000%, 03/01/43	3,330,333	3,430,168
3.000%, 07/01/43	9,680,621	9,977,501

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/46	2,723,838	2,803,159
3.500%, 04/01/42	1,956,583	2,082,674
3.500%, 05/01/42	94,953	99,992
3.500%, 08/01/42	2,313,953	2,455,588
3.500%, 10/01/42	118,640	124,182
3.500%, 11/01/42	929,946	980,349
3.500%, 01/01/43	1,086,272	1,145,050
3.500%, 06/01/43	270,331	285,272
3.500%, 12/01/43	4,321,876	4,572,889
3.500%, 01/01/44	19,713,156	20,947,576
3.500%, 04/01/44	1,955,647	2,085,426
3.500%, 05/01/44	487,546	520,503
3.500%, 06/01/44	343,015	363,897
3.500%, 07/01/44	98,842	105,951
3.500%, 08/01/44	364,444	388,635
3.500%, 09/01/44	800,810	854,621
3.500%, 11/01/44	19,487	20,529
3.500%, 01/01/45	145,867	153,675
3.500%, 05/01/45	215,687	227,209
3.500%, 06/01/45	188,113	198,205
3.500%, 07/01/45	5,162	5,439
3.500%, 08/01/45	5,648,431	6,023,682
3.500%, 09/01/45	165,542	177,459
3.500%, 10/01/45	20,175	21,254
3.500%, 01/01/46	928,527	978,288
3.500%, 02/01/46	63,580	66,984
3.500%, 03/01/46	664,719	700,265
3.500%, 05/01/46	781,798	823,618
3.500%, 07/01/46	6,965,074	7,415,762
3.500%, 03/01/47	1,938,031	2,047,111
3.500%, 07/01/47	310,672	331,287
3.500%, 10/01/47	1,183,995	1,269,152
3.500%, 12/01/47	1,492,259	1,599,588
3.500%, 01/01/48	516,636	548,288
4.000%, 08/01/40	256,537	275,215
4.000%, 09/01/40	275,475	295,466
4.000%, 10/01/40	132,000	141,665
4.000%, 11/01/40	533,185	572,253
4.000%, 04/01/41	14,480	15,535
4.000%, 10/01/41	462,821	497,348
4.000%, 09/01/43	388,962	421,033
4.000%, 04/01/44	837,214	901,670
4.000%, 07/01/44	286,175	306,013
4.000%, 08/01/44	2,755,756	2,982,772
4.000%, 02/01/45	252,406	269,982
4.000%, 09/01/45	1,071,913	1,146,760
4.000%, 12/01/45	9,686,187	10,271,044
4.500%, 02/01/39	945,564	1,025,100
4.500%, 08/01/39	838,203	910,529
4.500%, 12/01/39	223,013	242,232
4.500%, 07/01/40	65,479	71,131
4.500%, 05/01/41	1,315,720	1,429,405
4.500%, 05/01/42	1,255,473	1,363,591
4.500%, 10/01/43	442,196	469,377
4.500%, 12/01/43	1,514,231	1,649,072

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 04/01/47	2,508,261	$2,716,846
4.500%, 05/01/47	982,932	1,070,673
4.500%, 07/01/47	2,363,407	2,555,541
4.500%, 07/01/48	3,489,986	3,800,481
4.500%, 08/01/48	9,133,762	9,926,497
4.500%, 02/01/49	4,493,705	4,885,916
4.500%, 04/01/49	2,222,537	2,390,689
5.000%, 10/01/41	523,903	577,369
5.000%, 11/01/41	4,383,874	4,800,174
5.500%, 02/01/35	123,283	138,771
5.500%, 09/01/39	138,540	154,645
5.500%, 01/01/40	91,492	98,541
5.500%, 07/01/40	20,645	22,222
5.500%, 06/01/41	1,829,691	2,054,360
Freddie Mac Gold Pool
3.000%, 09/01/27	462,417	473,945
3.000%, 07/01/28	243,264	249,336
Freddie Mac Multifamily Structured Pass-Through Certificates
3.347%, 11/25/26 (a)	490,000	521,619
3.444%, 12/25/27	210,000	225,347
3.531%, 07/25/23 (a)	500,000	524,167
3.590%, 01/25/25 (a)	291,000	308,485
3.683%, 10/25/25 (a)	453,000	479,773
3.900%, 04/25/28	550,000	607,182
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
3.942%, 1M LIBOR + 2.150%, 12/25/30 (144A) (a)	409,231	413,204
6.242%, 1M LIBOR + 4.450%, 03/25/30 (a)	682,210	754,474
FREMF Mortgage Trust
3.572%, 12/25/51 (144A) (a)	204,000	199,606
3.981%, 05/25/50 (144A) (a)	275,556	291,040
4.051%, 04/25/48 (144A) (a)	360,000	377,298
4.229%, 08/25/50 (144A) (a)	440,000	469,610
FRESB Mortgage Trust
3.478%, 06/25/28 (a)	697,078	726,470
3.660%, 06/25/28 (a)	408,939	429,217
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/45	1,093,197	1,123,068
3.500%, 01/15/42	329,625	346,822
3.500%, 02/15/42	145,624	153,930
3.500%, 04/15/42	278,464	295,033
3.500%, 05/15/42	321,623	343,080
3.500%, 08/15/42	411,867	435,602
3.500%, 11/15/42	229,938	239,509
3.500%, 12/15/42	920,775	982,067
3.500%, 01/15/43	370,791	390,213
3.500%, 02/15/43	648,757	687,132
3.500%, 03/15/43	354,448	372,484
3.500%, 04/15/43	1,863,065	1,973,767
3.500%, 05/15/43	2,040,552	2,160,995
3.500%, 06/15/43	570,867	606,201
3.500%, 07/15/43	2,022,394	2,156,947
4.000%, 03/15/41	652,059	694,168
4.000%, 12/15/41	24,681	25,813
4.500%, 02/15/42	8,185,475	8,896,410
4.500%, 03/15/47	136,556	149,176

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.500%, 04/15/47	348,760	381,300
4.500%, 05/15/47	111,388	121,455
5.000%, 12/15/38	241,944	269,693
5.000%, 07/15/39	520,932	578,202
5.000%, 10/15/39	309,499	344,667
5.000%, 09/15/40	20,622	22,962
5.000%, 12/15/40	772,137	860,340
5.500%, 04/15/33	21,560	24,195
6.500%, 04/15/33	42,794	47,219
8.500%, 05/15/22	316	317
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (b)	3,281,000	3,294,970
3.000%, 12/20/44	136,476	141,143
3.000%, 04/20/45	2,635,180	2,719,848
3.000%, 06/20/45	6,898,634	7,133,063
3.000%, 07/20/45	72,096	74,415
3.000%, 08/20/45	72,269	74,643
3.000%, 10/20/45	860,560	888,245
3.000%, 12/20/45	75,238	77,660
3.000%, 04/20/46	15,240,271	15,726,341
3.000%, 05/20/46	108,906	112,309
3.000%, 06/20/46	2,481,658	2,558,959
3.000%, 07/20/46	5,121,596	5,283,503
3.000%, 08/20/46	965,218	995,746
3.000%, 09/20/46	9,464,422	9,768,711
3.000%, 10/20/46	374,256	386,032
3.000%, 11/20/46	243,686	251,337
3.000%, 12/20/46	928,483	958,092
3.000%, TBA (b)	32,387,500	33,246,372
3.500%, 04/20/43	1,787,022	1,886,343
3.500%, 05/20/43	964,974	1,015,541
3.500%, 07/20/43	74,790	78,931
3.500%, 02/20/44	2,198,437	2,299,021
3.500%, 03/20/45	93,911	97,892
3.500%, 04/20/45	145,530	151,355
3.500%, 05/20/45	591,484	617,607
3.500%, 07/20/45	103,587	107,985
3.500%, 08/20/45	136,248	142,032
3.500%, 10/20/45	266,242	278,501
3.500%, 11/20/45	96,269	100,353
3.500%, 12/20/45	1,427,692	1,491,260
3.500%, 01/20/46	298,200	310,844
3.500%, 05/20/46	1,293,051	1,347,014
3.500%, 09/20/46	483,740	503,042
3.500%, 10/20/46	1,946,395	2,041,286
3.500%, 11/20/47	10,589,428	10,988,876
3.500%, 03/20/48	153,581	158,887
3.500%, 04/20/48	61,959	63,876
3.500%, TBA (b)	57,663,496	59,445,595
4.000%, 04/20/39	40,351	42,769
4.000%, 07/20/39	292,078	309,529
4.000%, 09/20/40	80,220	85,064
4.000%, 10/20/40	901,240	955,752
4.000%, 11/20/40	497,844	527,970
4.000%, 12/20/40	1,884,954	1,999,203

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 01/20/41	1,656,694	$1,757,401
4.000%, 02/20/41	29,079	30,850
4.000%, 07/20/43	156,190	165,786
4.000%, 08/20/44	637,859	674,625
4.000%, 10/20/46	131,003	137,053
4.000%, 06/20/47	1,903,584	1,991,069
4.000%, 11/20/47	2,207,559	2,304,838
4.000%, 12/20/47	1,099,777	1,148,298
4.000%, TBA (b)	40,776,500	42,213,055
4.500%, 12/20/39	65,935	71,216
4.500%, 01/20/40	82,423	89,030
4.500%, 02/20/40	65,337	70,588
4.500%, 05/20/40	4,368	4,717
4.500%, 09/20/48	831,880	885,879
4.500%, 03/20/49	7,486,492	7,820,513
4.500%, TBA (b)	11,764,000	12,299,414
5.000%, 10/20/33	691,748	765,103
5.000%, 10/20/39	230,720	255,120
5.000%, 07/20/42	297,088	328,701
5.000%, TBA (b)	9,107,000	9,598,368
Government National Mortgage Association (CMO)
0.351%, 06/16/53 (a) (c)	1,073,468	14,860
0.688%, 02/16/50 (a) (c)	1,668,286	67,579
0.699%, 03/16/55 (a) (c)	3,119,196	131,969
0.730%, 11/16/53 (a) (c)	1,011,403	31,032
0.794%, 09/16/51 (a) (c)	16,621,550	820,892
0.825%, 08/16/41 (c)	2,608,849	33,593
0.872%, 09/16/55 (a) (c)	2,020,671	123,452
0.876%, 08/15/58 (a) (c)	3,308,742	224,007
0.936%, 02/16/58 (a) (c)	5,034,642	332,456
0.952%, 09/16/56 (a) (c)	1,337,936	95,705
0.985%, 09/16/58 (a) (c)	1,940,699	149,415
0.986%, 12/16/57 (a) (c)	3,206,317	225,551
1.000%, 02/16/39 (c)	1,016,297	3,041
1.029%, 05/16/58 (a) (c)	2,528,752	180,476
2.000%, 03/16/35	188,856	179,029
2.250%, 12/16/38	296,561	287,935
Uniform Mortgage-Backed Securities
2.500%, TBA (b)	23,275,000	23,034,152
3.000%, TBA (b)	30,135,174	30,605,194
3.500%, TBA (b)	97,459,006	100,200,736
4.000%, TBA (b)	289,526,000	301,098,653
4.500%, TBA (b)	61,184,000	64,417,529

		1,411,248,806

U.S. Treasury—16.6%
U.S. Treasury Bonds
2.250%, 08/15/49 (d)	5,610,000	5,435,564
2.875%, 05/15/43	4,131,000	4,494,945
2.875%, 11/15/46	3,962,000	4,340,767
3.000%, 02/15/48	3,962,000	4,448,778
3.125%, 02/15/43	4,131,000	4,679,286
3.625%, 08/15/43	4,131,000	5,059,910
3.750%, 11/15/43 (d)	4,131,000	5,159,796

U.S. Treasury—(Continued)
U.S. Treasury Bonds
4.250%, 05/15/39	1,079,000	1,418,347
4.375%, 11/15/39	1,079,000	1,442,370
4.500%, 08/15/39	1,079,000	1,462,694
U.S. Treasury Inflation Indexed Notes
0.125%, 10/15/24 (e)	26,704,076	26,856,330
0.250%, 01/15/25 (e)	48,725,965	49,155,635
0.500%, 04/15/24 (e) (v)	275,962,836	280,409,196
U.S. Treasury Notes
1.125%, 07/31/21	17,858,000	17,720,862
1.500%, 01/31/22	15,868,000	15,839,008
1.500%, 08/15/26 (d)	11,507,000	11,271,021
1.625%, 08/15/29	2,400,000	2,336,211
1.750%, 07/31/21	9,645,000	9,666,400
1.750%, 04/30/22	15,091,000	15,141,560
1.750%, 07/31/24	15,345,000	15,379,864
2.000%, 07/31/20	15,868,000	15,900,713
2.000%, 02/15/25	9,915,000	10,048,291
2.125%, 12/31/22	7,943,000	8,059,359
2.125%, 07/31/24	7,943,000	8,090,126
2.125%, 05/15/25	8,740,000	8,911,162
2.250%, 08/15/27	7,943,000	8,159,482
2.500%, 12/31/20	11,906,000	12,004,469
2.750%, 05/31/23	7,943,000	8,230,511
2.875%, 08/15/28	2,389,000	2,573,099
3.125%, 11/15/28	2,389,000	2,624,970

		566,320,726

Total U.S. Treasury & Government Agencies (Cost $1,955,428,381)		1,977,569,532

Corporate Bonds & Notes—34.5%

Advertising—0.0%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.000%, 08/15/27 (144A)	394,000	412,715

Aerospace/Defense—1.2%
BAE Systems Holdings, Inc.
2.850%, 12/15/20 (144A)	319,000	321,135
3.800%, 10/07/24 (144A)	518,000	547,254
3.850%, 12/15/25 (144A)	1,965,000	2,083,679
4.750%, 10/07/44 (144A)	112,000	127,128
Boeing Co. (The)
3.200%, 03/01/29	5,000	5,207
3.250%, 02/01/35	667,000	681,211
3.375%, 06/15/46	143,000	139,303
3.825%, 03/01/59	53,000	55,207
General Dynamics Corp. 3.750%, 05/15/28	797,000	876,475
L3Harris Technologies, Inc.
3.832%, 04/27/25	9,000	9,596
3.850%, 06/15/23 (144A)	3,810,000	4,010,681
3.850%, 12/15/26 (144A)	2,355,000	2,524,461
4.400%, 06/15/28 (144A)	660,000	734,928

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
L3Harris Technologies, Inc.
4.400%, 06/15/28	2,924,000	$3,255,956
4.854%, 04/27/35	52,000	61,266
5.054%, 04/27/45	115,000	141,478
Lockheed Martin Corp.
3.600%, 03/01/35	2,843,000	3,102,778
4.070%, 12/15/42	66,000	75,465
4.500%, 05/15/36	30,000	35,504
Northrop Grumman Corp.
2.550%, 10/15/22	100,000	101,463
2.930%, 01/15/25	2,255,000	2,323,169
3.250%, 01/15/28	3,238,000	3,375,149
Raytheon Co.
4.200%, 12/15/44	425,000	493,703
7.000%, 11/01/28	1,810,000	2,394,127
7.200%, 08/15/27	525,000	688,493
TransDigm, Inc.
5.500%, 11/15/27 (144A)	1,501,000	1,517,856
6.250%, 03/15/26 (144A)	2,447,000	2,649,147
6.375%, 06/15/26	577,000	611,972
7.500%, 03/15/27	339,000	370,798
United Technologies Corp.
1.950%, 11/01/21	3,791,000	3,796,335
4.125%, 11/16/28	3,252,000	3,660,326
4.150%, 05/15/45	3,000	3,429
4.450%, 11/16/38	116,000	137,015
4.500%, 06/01/42	64,000	76,517
5.400%, 05/01/35	265,000	340,242
5.700%, 04/15/40	143,000	192,139

		41,520,592

Agriculture—0.5%
Altria Group, Inc.
4.400%, 02/14/26	1,920,000	2,084,317
4.800%, 02/14/29	1,571,000	1,748,862
5.800%, 02/14/39	2,864,000	3,362,385
6.200%, 02/14/59	35,000	41,578
BAT Capital Corp.
3.215%, 09/06/26	435,000	437,853
3.222%, 08/15/24	48,000	49,056
3.557%, 08/15/27	1,222,000	1,246,191
4.540%, 08/15/47	684,000	685,907
BAT International Finance plc 3.950%, 06/15/25 (144A)	35,000	36,988
JBS Investments II GmbH 5.750%, 01/15/28 (144A)	508,000	535,686
MHP Luxembourg S.A. 6.250%, 09/19/29 (144A)	707,000	692,853
Philip Morris International, Inc.
2.500%, 08/22/22	37,000	37,457
2.875%, 05/01/24	1,010,000	1,038,786
3.875%, 08/21/42	176,000	182,912
4.500%, 03/20/42	10,000	11,323
Reynolds American, Inc.
4.450%, 06/12/25	3,688,000	3,967,717
5.700%, 08/15/35	112,000	129,942

Agriculture—(Continued)
Reynolds American, Inc.
5.850%, 08/15/45	1,525,000	1,745,662

		18,035,475

Airlines—0.8%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	573,075	583,734
3.700%, 01/15/26 (144A)	9,021	8,993
5.000%, 12/15/23 (144A)	363,599	377,936
American Airlines Group, Inc. 4.625%, 03/01/20 (144A)	2,214,000	2,217,476
American Airlines Pass-Through Trust
3.000%, 10/15/28	1,166,549	1,188,400
3.150%, 02/15/32	1,205,000	1,237,849
3.200%, 06/15/28	469,975	483,019
3.350%, 10/15/29	517,294	527,518
3.600%, 09/22/27	270,292	285,031
3.650%, 02/15/29	353,129	371,940
3.700%, 05/01/23	203,260	204,621
3.700%, 10/15/25	428,412	432,823
3.750%, 10/15/25	22,227	22,464
3.850%, 02/15/28	1,300,000	1,320,507
4.375%, 10/01/22	17,846	18,361
4.400%, 09/22/23	1,718,239	1,779,125
4.950%, 02/15/25	369,890	390,342
5.250%, 01/15/24	1,047,945	1,107,954
Azul Investments LLP 5.875%, 10/26/24 (144A)	200,000	207,402
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	1,255,000	1,304,768
Delta Air Lines, Inc.
2.600%, 12/04/20	185,000	185,533
2.875%, 03/13/20	8,220,000	8,221,279
3.400%, 04/19/21	265,000	268,616
Gol Finance S.A. 7.000%, 01/31/25 (144A) (f)	344,000	354,320
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	983,739	922,324
U.S. Airways Pass-Through Trust
5.375%, 11/15/21	150,801	156,878
6.750%, 06/03/21	40,451	42,457
United Airlines Pass-Through Trust
2.700%, 05/01/32	580,000	581,666
2.875%, 10/07/28	476,649	482,405
3.100%, 07/07/28	77,819	79,698
3.450%, 12/01/27	191,076	199,636
3.500%, 05/01/28	1,021,000	1,030,780
3.500%, 03/01/30	258,609	266,217
3.650%, 10/07/25	70,440	71,393
3.650%, 01/07/26	121,142	123,004
4.600%, 03/01/26	546,705	565,050
4.625%, 09/03/22	125,952	129,827
4.750%, 04/11/22	273,650	282,404

		28,033,750

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—0.9%
American Honda Finance Corp. 2.150%, 09/10/24	995,000	$995,735
Daimler Finance North America LLC
3.100%, 05/04/20 (144A)	3,130,000	3,140,299
3.350%, 05/04/21 (144A)	1,270,000	1,289,567
Ford Motor Credit Co. LLC
2.979%, 08/03/22	613,000	613,650
3.157%, 08/04/20	500,000	501,976
3.200%, 01/15/21	1,026,000	1,031,569
3.336%, 03/18/21	205,000	206,502
4.063%, 11/01/24	210,000	214,172
4.134%, 08/04/25	549,000	556,149
4.389%, 01/08/26	1,000,000	1,015,436
5.113%, 05/03/29	2,435,000	2,506,269
5.750%, 02/01/21	1,114,000	1,149,772
General Motors Co.
6.250%, 10/02/43	690,000	773,353
6.600%, 04/01/36	827,000	974,226
General Motors Financial Co., Inc.
3.500%, 11/07/24	13,000	13,387
3.950%, 04/13/24	15,000	15,672
4.000%, 01/15/25	2,467,000	2,591,612
4.000%, 10/06/26	128,000	134,087
4.150%, 06/19/23	18,000	18,929
4.350%, 04/09/25	57,000	61,041
4.350%, 01/17/27	112,000	117,620
Hyundai Capital America
2.550%, 04/03/20 (144A)	8,645,000	8,648,512
3.950%, 02/01/22 (144A)	965,000	991,937
Hyundai Capital Services, Inc. 3.000%, 08/29/22 (144A)	1,220,000	1,233,722
Toyota Motor Corp. 2.760%, 07/02/29	39,000	40,115
Toyota Motor Credit Corp.
3.050%, 01/11/28	762,000	802,626
3.200%, 01/11/27	19,000	20,081
3.650%, 01/08/29	366,000	400,142

		30,058,158

Auto Parts & Equipment—0.0%
American Axle & Manufacturing, Inc. 6.250%, 04/01/25	396,000	412,335
Aptiv plc 5.400%, 03/15/49	163,000	184,655

		596,990

Banks—8.7%
Australia & New Zealand Banking Group, Ltd.
2.550%, 11/23/21	269,000	272,101
2.625%, 11/09/22	660,000	671,842
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (g)	200,000	38,138
Banco Internacional del Peru SAA Interbank 3.250%, 10/04/26 (144A)	371,000	371,004

Banks—(Continued)
Banco Santander S.A.
2.706%, 06/27/24	1,400,000	1,418,697
3.306%, 06/27/29	1,600,000	1,646,636
Banco Votorantim S.A.
4.000%, 09/24/22 (144A)	551,000	561,337
4.500%, 09/24/24 (144A)	401,000	412,533
Bank of America Corp.
2.328%, 3M LIBOR + 0.630%, 10/01/21 (a)	10,082,000	10,112,207
2.625%, 10/19/20	1,475,000	1,483,373
2.816%, 3M LIBOR + 0.930%, 07/21/23 (a)	1,505,000	1,529,214
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,000	2,048
3.093%, 3M LIBOR + 1.090%, 10/01/25 (a)	33,000	34,044
3.124%, 3M LIBOR + 1.160%, 01/20/23 (a)	5,000	5,098
3.300%, 01/11/23	207,000	213,959
3.419%, 3M LIBOR + 1.040%, 12/20/28 (a)	9,173,000	9,619,651
3.499%, 3M LIBOR + 0.630%, 05/17/22 (a)	2,415,000	2,462,981
3.559%, 3M LIBOR + 1.060%, 04/23/27 (a)	722,000	762,537
3.593%, 3M LIBOR + 1.370%, 07/21/28 (a)	32,000	33,884
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	6,086,000	6,500,431
3.824%, 3M LIBOR + 1.575%, 01/20/28 (a)	3,418,000	3,676,016
3.875%, 08/01/25	50,000	53,693
3.950%, 04/21/25	593,000	632,329
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	1,415,000	1,540,110
3.974%, 3M LIBOR + 1.210%, 02/07/30 (a)	247,000	271,339
4.000%, 04/01/24	6,000	6,425
4.100%, 07/24/23	265,000	282,642
4.125%, 01/22/24	119,000	127,991
4.200%, 08/26/24	1,635,000	1,754,984
4.271%, 3M LIBOR + 1.310%, 07/23/29 (a)	74,000	82,146
4.450%, 03/03/26	2,361,000	2,591,009
4.750%, 04/21/45	20,000	24,684
5.875%, 3M LIBOR + 2.931%, 03/15/28 (a) (f)	1,600,000	1,774,080
Bank of Montreal
1.900%, 08/27/21	57,000	57,092
2.500%, 06/28/24	328,000	331,775
2.900%, 03/26/22	492,000	501,417
3.100%, 07/13/20	42,000	42,290
3.100%, 04/13/21	305,000	309,918
3.300%, 02/05/24	92,000	95,825
Bank of New York Mellon Corp. (The)
2.050%, 05/03/21	100,000	100,298
2.800%, 05/04/26	285,000	292,837
3.442%, 3M LIBOR + 1.069%, 02/07/28 (a)	1,343,000	1,423,465
3.500%, 04/28/23	262,000	274,652
4.625%, 3M LIBOR + 3.131%, 09/20/26 (a) (f)	1,770,000	1,861,810
4.950%, 3M LIBOR + 3.420%, 06/20/20 (a)	830,000	838,300
Barclays plc
3.932%, 3M LIBOR + 1.610%, 05/07/25 (a)	386,000	405,446
4.375%, 01/12/26 (f)	517,000	558,515
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a)	1,829,000	2,059,853
BBVA Bancomer S.A. 5.875%, 5Y H15 + 4.308%, 09/13/34 (144A) (a)	680,000	711,960
BNP Paribas S.A.
3.375%, 01/09/25 (144A)	1,298,000	1,346,859
3.500%, 03/01/23 (144A)	4,050,000	4,188,643
4.705%, 3M LIBOR + 2.235%, 01/10/25 (144A) (a)	965,000	1,044,528

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
BPCE S.A. 2.700%, 10/01/29 (144A)	2,235,000	$2,213,674
Capital One Financial Corp.
3.500%, 06/15/23	235,000	244,063
3.750%, 04/24/24	20,000	21,047
4.750%, 07/15/21	231,000	240,516
Citibank N.A.
3.400%, 07/23/21	3,390,000	3,462,301
3.650%, 01/23/24	7,999,000	8,463,323
Citigroup, Inc.
2.900%, 12/08/21	485,000	492,858
3.352%, 3M LIBOR + 0.897%, 04/24/25 (a)	88,000	91,521
3.520%, 3M LIBOR + 1.151%, 10/27/28 (a)	200,000	210,323
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	5,025,000	5,350,856
3.887%, 3M LIBOR + 1.563%, 01/10/28 (a)	3,135,000	3,374,576
4.044%, 3M LIBOR + 1.023%, 06/01/24 (a)	270,000	285,484
4.050%, 07/30/22	6,000	6,269
4.400%, 06/10/25	1,348,000	1,463,961
4.450%, 09/29/27	1,154,000	1,269,946
5.500%, 09/13/25	23,000	26,274
Citizens Bank N.A. 2.250%, 03/02/20	6,026,000	6,026,461
Credit Agricole S.A. 8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a)	2,550,000	3,091,875
Credit Suisse Group AG 2.997%, 3M LIBOR + 1.200%, 12/14/23 (144A) (a)	2,180,000	2,219,454
Credit Suisse Group Funding Guernsey, Ltd.
3.800%, 09/15/22	1,673,000	1,740,937
3.800%, 06/09/23	390,000	408,048
Danske Bank A/S
3.001%, 3M LIBOR + 1.249%, 09/20/22 (144A) (a)	1,250,000	1,259,642
3.244%, 3M LIBOR + 1.591%, 12/20/25 (144A) (a)	200,000	202,228
5.000%, 01/12/22 (144A)	1,240,000	1,301,528
5.375%, 01/12/24 (144A)	2,330,000	2,556,891
Deutsche Bank AG
2.700%, 07/13/20	3,595,000	3,597,475
2.950%, 08/20/20	325,000	325,754
Fifth Third Bancorp 3.650%, 01/25/24	610,000	642,760
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	3,418,000	3,430,783
2.750%, 09/15/20	1,326,000	1,332,222
2.905%, 3M LIBOR + 0.990%, 07/24/23 (a)	33,000	33,583
3.080%, 3M LIBOR + 1.170%, 05/15/26 (a)	1,310,000	1,323,619
3.272%, 3M LIBOR + 1.201%, 09/29/25 (a)	1,220,000	1,261,926
3.500%, 01/23/25	152,000	159,362
3.625%, 02/20/24	506,000	530,757
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	3,770,000	4,002,002
3.850%, 01/26/27	699,000	743,401
4.017%, 3M LIBOR + 1.373%, 10/31/38 (a)	915,000	991,992
4.411%, 3M LIBOR + 1.430%, 04/23/39 (a)	224,000	254,644
5.750%, 01/24/22	170,000	182,426
HSBC Holdings plc
3.803%, 3M LIBOR + 1.211%, 03/11/25 (a)	361,000	378,698
3.950%, 3M LIBOR + 0.987%, 05/18/24 (a)	225,000	236,590

Banks—(Continued)
HSBC Holdings plc
4.041%, 3M LIBOR + 1.546%, 03/13/28 (a) (f)	3,080,000	3,291,829
4.292%, 3M LIBOR + 1.348%, 09/12/26 (a)	440,000	475,377
5.100%, 04/05/21	1,260,000	1,306,492
HSBC USA, Inc. 2.350%, 03/05/20	4,175,000	4,177,133
ING Groep NV
3.550%, 04/09/24	445,000	465,701
4.100%, 10/02/23	4,475,000	4,757,494
4.625%, 01/06/26 (144A)	780,000	866,827
Itau Unibanco Holding S.A.
6.125%, 5Y H15 + 3.981%, 12/12/22 (144A) (a)	400,000	417,504
6.500%, 5Y H15 + 3.863%, 03/19/23 (144A) (a)	200,000	211,446
JPMorgan Chase & Co.
2.301%, SOFR + 1.160%, 10/15/25 (a)	325,000	324,380
2.550%, 03/01/21	2,143,000	2,159,169
2.700%, 05/18/23	1,557,000	1,587,930
2.776%, 3M LIBOR + 0.935%, 04/25/23 (a)	428,000	434,596
2.972%, 01/15/23	1,777,000	1,812,578
3.125%, 01/23/25	152,000	158,578
3.200%, 01/25/23	370,000	381,668
3.200%, 06/15/26	70,000	73,065
3.207%, 3M LIBOR + 0.695%, 04/01/23 (a)	5,470,000	5,598,419
3.220%, 3M LIBOR + 1.155%, 03/01/25 (a)	2,282,000	2,364,350
3.375%, 05/01/23	20,000	20,773
3.514%, 3M LIBOR + 0.610%, 06/18/22 (a)	1,307,000	1,335,000
3.540%, 3M LIBOR + 1.380%, 05/01/28 (a)	6,193,000	6,572,562
3.559%, 3M LIBOR + 0.730%, 04/23/24 (a) (f)	868,000	904,055
3.702%, 3M LIBOR + 1.160%, 05/06/30 (a)	2,065,000	2,221,627
3.782%, 3M LIBOR + 1.337%, 02/01/28 (a)	6,853,000	7,381,916
3.797%, 3M LIBOR + 0.890%, 07/23/24 (a)	3,537,000	3,726,060
3.875%, 02/01/24	30,000	32,071
3.875%, 09/10/24	434,000	464,284
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a)	433,000	478,136
3.900%, 07/15/25	31,000	33,453
3.960%, 3M LIBOR + 1.245%, 01/29/27 (a)	230,000	249,387
4.005%, 3M LIBOR + 1.120%, 04/23/29 (a)	40,000	43,880
4.023%, 3M LIBOR + 1.000%, 12/05/24 (a)	5,871,000	6,257,361
4.203%, 3M LIBOR + 1.260%, 07/23/29 (a)	745,000	830,533
4.250%, 10/15/20	58,000	59,028
4.250%, 10/01/27	152,000	168,089
4.625%, 05/10/21	1,714,000	1,773,524
5.000%, SOFR + 3.380%, 08/01/24 (a)	2,380,000	2,475,200
KeyBank N.A. 3.350%, 06/15/21	440,000	449,428
KeyCorp
2.550%, 10/01/29	22,000	21,482
4.100%, 04/30/28	29,000	31,765
4.150%, 10/29/25	188,000	205,869
Lloyds Banking Group plc
3.750%, 01/11/27	1,285,000	1,349,507
3.900%, 03/12/24	839,000	885,292
Mitsubishi UFJ Financial Group, Inc.
2.665%, 07/25/22	190,000	192,713
2.998%, 02/22/22	256,000	260,799
3.407%, 03/07/24	975,000	1,016,107

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc.
3.455%, 03/02/23	5,820,000	$6,033,459
3.535%, 07/26/21	265,000	271,130
3.761%, 07/26/23	719,000	756,925
3.850%, 03/01/26	375,000	402,645
4.050%, 09/11/28	18,000	19,826
Mizuho Financial Group, Inc.
2.273%, 09/13/21	942,000	945,608
2.555%, 3M LIBOR + 1.100%, 09/13/25 (a)	2,140,000	2,138,661
2.632%, 04/12/21 (144A)	1,805,000	1,819,792
2.869%, 3M LIBOR + 1.310%, 09/13/30 (a)	920,000	917,866
2.953%, 02/28/22 (f)	7,415,000	7,548,024
3.153%, 3M LIBOR + 1.130%, 07/16/30 (a)	200,000	204,172
3.663%, 02/28/27	400,000	424,451
Morgan Stanley
2.720%, SOFR + 1.152%, 07/22/25 (a)	43,000	43,521
2.750%, 05/19/22	29,000	29,522
3.125%, 01/23/23	21,000	21,585
3.125%, 07/27/26	20,000	20,629
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,440,000	1,529,364
3.625%, 01/20/27	6,040,000	6,424,341
3.750%, 02/25/23	3,359,000	3,516,730
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	1,820,000	1,956,710
3.875%, 04/29/24	280,000	297,674
3.875%, 01/27/26	170,000	182,441
4.000%, 07/23/25	135,000	145,972
Nordea Bank Abp 2.125%, 05/29/20 (144A)	2,810,000	2,810,965
Northern Trust Corp. 3.150%, 05/03/29	101,000	105,967
Royal Bank of Scotland Group plc 3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	400,000	409,590
Santander UK Group Holdings plc 2.875%, 08/05/21	1,905,000	1,922,751
Santander UK plc 5.000%, 11/07/23 (144A)	2,470,000	2,655,902
Standard Chartered plc 3.885%, 3M LIBOR + 1.080%, 03/15/24 (144A) (a)	392,000	405,688
State Street Corp.
2.650%, 05/19/26	876,000	890,770
5.250%, 3M LIBOR + 3.597%, 09/15/20 (a)	840,000	861,403
5.625%, 3M LIBOR + 2.539%, 12/15/23 (a) (f)	2,815,000	2,987,447
Sumitomo Mitsui Financial Group, Inc.
2.448%, 09/27/24	200,000	200,329
2.696%, 07/16/24	200,000	202,696
3.040%, 07/16/29	300,000	305,693
SunTrust Bank
2.800%, 05/17/22	1,100,000	1,120,480
3.200%, 04/01/24	14,000	14,555
Svenska Handelsbanken AB 1.875%, 09/07/21	1,200,000	1,197,877
Toronto-Dominion Bank (The)
2.650%, 06/12/24	137,000	140,220
3.500%, 07/19/23	716,000	753,736
U.S. Bancorp
2.400%, 07/30/24	1,741,000	1,763,186

Banks—(Continued)
U.S. Bancorp
2.950%, 07/15/22	1,119,000	1,144,568
3.150%, 04/27/27	23,000	24,148
3.375%, 02/05/24	34,000	35,670
U.S. Bank N.A. 3.104%, 3M LIBOR + 0.290%, 05/21/21 (a)	1,050,000	1,054,855
UBS Group AG
3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (a)	871,000	886,048
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (a) (f)	2,545,000	2,780,412
UBS Group Funding Switzerland AG
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	3,575,000	3,630,733
2.950%, 09/24/20 (144A)	675,000	679,706
4.125%, 09/24/25 (144A)	2,791,000	3,033,507
Wells Fargo & Co.
2.100%, 07/26/21 (f)	200,000	200,284
2.500%, 03/04/21	5,123,000	5,158,845
2.550%, 12/07/20	290,000	291,750
2.600%, 07/22/20	785,000	787,986
2.625%, 07/22/22	3,848,000	3,903,565
2.879%, 3M LIBOR + 1.170%, 10/30/30 (a)	361,000	362,958
3.000%, 02/19/25	81,000	83,525
3.000%, 04/22/26	544,000	558,813
3.000%, 10/23/26	710,000	726,977
3.069%, 01/24/23	21,000	21,431
3.196%, 3M LIBOR + 1.170%, 06/17/27 (a)	260,000	269,502
3.500%, 03/08/22	707,000	730,047
3.550%, 09/29/25	1,206,000	1,276,119
3.584%, 3M LIBOR + 1.310%, 05/22/28 (a)	2,681,000	2,847,127
3.750%, 01/24/24	4,788,000	5,057,140
4.600%, 04/01/21	1,036,000	1,069,595
5.375%, 11/02/43	10,000	12,807
5.606%, 01/15/44	69,000	90,676
Wells Fargo Bank N.A.
3.325%, 3M LIBOR + 0.490%, 07/23/21 (a)	350,000	352,742
3.550%, 08/14/23	330,000	345,752

		294,988,724

Beverages—0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/36	6,740,000	7,773,591
4.900%, 02/01/46	495,000	585,406
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 04/13/28	204,000	224,237
4.750%, 01/23/29	5,501,000	6,368,273
5.450%, 01/23/39	619,000	777,145
Coca-Cola Co. (The)
2.125%, 09/06/29	540,000	525,613
2.200%, 05/25/22	76,000	76,755
2.875%, 10/27/25	436,000	454,138
3.200%, 11/01/23	4,000	4,192
Keurig Dr Pepper, Inc. 3.551%, 05/25/21	784,000	800,568

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Molson Coors Brewing Co.
4.200%, 07/15/46	340,000	$338,358
5.000%, 05/01/42	210,000	229,030
PepsiCo, Inc.
3.375%, 07/29/49	76,000	79,443
3.450%, 10/06/46	426,000	450,787
4.000%, 05/02/47	469,000	540,821
4.450%, 04/14/46	9,000	11,024

		19,239,381

Biotechnology—0.2%
Amgen, Inc.
4.400%, 05/01/45	1,912,000	2,146,334
4.663%, 06/15/51	101,000	118,611
Gilead Sciences, Inc.
3.500%, 02/01/25	1,941,000	2,058,547
3.650%, 03/01/26	133,000	143,022
3.700%, 04/01/24	131,000	138,829
4.000%, 09/01/36	95,000	104,944
4.500%, 02/01/45	31,000	35,946
4.600%, 09/01/35	679,000	809,107
4.750%, 03/01/46	113,000	135,491
4.800%, 04/01/44	645,000	772,996

		6,463,827

Building Materials—0.0%
Cemex S.A.B. de C.V. 3.720%, 03/15/20	141,000	141,407
Johnson Controls International plc
4.500%, 02/15/47	16,000	17,255
4.625%, 07/02/44	407,000	446,143
5.125%, 09/14/45	11,000	12,815
Owens Corning
3.950%, 08/15/29	440,000	457,377
4.300%, 07/15/47	60,000	56,782

		1,131,779

Chemicals—0.4%
Air Liquide Finance S.A. 2.500%, 09/27/26 (144A)	291,000	289,320
Cydsa S.A.B. de C.V. 6.250%, 10/04/27 (144A)	420,000	431,554
Dow Chemical Co. (The)
3.000%, 11/15/22	79,000	80,745
3.150%, 05/15/24	14,000	14,502
3.625%, 05/15/26 (f)	1,478,000	1,553,818
4.375%, 11/15/42	1,509,000	1,613,570
4.550%, 11/30/25	260,000	286,958
9.000%, 04/01/21	1,125,000	1,222,598
DuPont de Nemours, Inc.
4.493%, 11/15/25	3,202,000	3,522,940
5.319%, 11/15/38	29,000	34,536
5.419%, 11/15/48	723,000	892,574
LYB International Finance B.V.
4.000%, 07/15/23	80,000	84,567

Chemicals—(Continued)
LYB International Finance B.V.
4.875%, 03/15/44	95,000	106,753
LYB International Finance III LLC 4.200%, 10/15/49	577,000	600,311
Methanex Corp. 5.250%, 12/15/29	360,000	371,512
SABIC Capital II B.V. 4.000%, 10/10/23 (144A)	527,000	554,667
Sherwin-Williams Co. (The)
4.000%, 12/15/42	240,000	246,910
4.500%, 06/01/47	330,000	373,811

		12,281,646

Commercial Services—0.6%
AMN Healthcare, Inc. 5.125%, 10/01/24 (144A)	978,000	1,012,230
Capitol Investment Merger Sub 2 LLC 10.000%, 08/01/24 (144A)	907,000	941,013
Claremont Mckenna College 3.378%, 01/01/50	1,005,000	994,659
Conservation Fund (The) 3.474%, 12/15/29	464,000	461,920
George Washington University (The) 4.126%, 09/15/48	713,000	820,319
Global Payments, Inc.
2.650%, 02/15/25	495,000	496,769
3.200%, 08/15/29	1,440,000	1,468,641
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	724,000	762,010
Moody’s Corp.
2.750%, 12/15/21	83,000	84,260
3.250%, 01/15/28	27,000	28,294
4.875%, 02/15/24	389,000	427,497
Nielsen Co. Luxembourg S.a.r.l. (The) 5.000%, 02/01/25 (144A)	287,000	295,610
PayPal Holdings, Inc.
2.200%, 09/26/22	90,000	90,464
2.400%, 10/01/24	1,160,000	1,170,786
2.650%, 10/01/26	905,000	916,685
2.850%, 10/01/29	1,395,000	1,402,002
RELX Capital, Inc.
3.500%, 03/16/23	1,870,000	1,943,288
4.000%, 03/18/29	1,430,000	1,551,130
Total System Services, Inc.
3.750%, 06/01/23	496,000	516,234
3.800%, 04/01/21	532,000	542,365
4.000%, 06/01/23	39,000	41,002
4.800%, 04/01/26	1,455,000	1,617,395
University of Southern California 3.028%, 10/01/39	77,000	77,217
University of Texas System 3.672%, 04/01/49	1,512,000	1,616,221
Wesleyan University 4.781%, 07/01/2116	536,000	598,736

		19,876,747

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—0.5%
Apple, Inc.
2.850%, 05/11/24	95,000	$98,190
3.000%, 02/09/24	1,032,000	1,071,336
3.200%, 05/13/25	22,000	23,223
3.250%, 02/23/26	46,000	48,671
3.350%, 02/09/27	110,000	117,042
3.850%, 05/04/43	4,142,000	4,636,424
4.250%, 02/09/47	14,000	16,710
Dell International LLC / EMC Corp. 8.100%, 07/15/36 (144A)	1,600,000	2,099,991
Hewlett Packard Enterprise Co.
3.600%, 10/15/20	13,000	13,147
4.400%, 10/15/22	140,000	147,854
6.350%, 10/15/45	505,000	606,529
HP, Inc. 6.000%, 09/15/41	90,000	99,562
IBM Credit LLC 3.450%, 11/30/20	1,370,000	1,391,072
International Business Machines Corp.
2.900%, 11/01/21	442,000	449,960
3.000%, 05/15/24	980,000	1,014,785
3.300%, 05/15/26	5,410,000	5,701,140
3.500%, 05/15/29	115,000	123,553
3.625%, 02/12/24	500,000	529,499
Seagate HDD Cayman 5.750%, 12/01/34	295,000	308,527

		18,497,215

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc.
4.000%, 01/15/28 (144A)	398,000	403,970
5.875%, 05/15/26 (144A)	366,000	388,875
H&E Equipment Services, Inc.
5.625%, 09/01/25	573,000	600,217
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	573,000	595,920
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	641,000	685,069

		2,674,051

Diversified Financial Services—0.9%
American Express Co.
2.500%, 08/01/22	1,013,000	1,024,606
2.500%, 07/30/24	868,000	877,432
3.125%, 05/20/26	1,944,000	2,019,860
3.400%, 02/22/24	270,000	282,223
3.700%, 08/03/23	1,390,000	1,460,443
4.200%, 11/06/25	655,000	721,424
American Express Credit Corp.
2.250%, 05/05/21	952,000	956,383
2.600%, 09/14/20	11,000	11,040
2.700%, 03/03/22	60,000	60,983
ASG Finance Designated Activity Co. 7.875%, 12/03/24 (144A)	1,018,000	982,370

Diversified Financial Services—(Continued)
Capital One Financial Corp.
3.300%, 10/30/24	1,247,000	1,297,560
3.450%, 04/30/21	288,000	293,177
3.900%, 01/29/24	3,248,000	3,442,418
Charles Schwab Corp. (The) 3.200%, 03/02/27	800,000	836,469
CME Group, Inc.
3.000%, 09/15/22	16,000	16,463
3.750%, 06/15/28	320,000	353,120
Credivalores-Crediservicios SAS 9.750%, 07/27/22 (144A)	655,000	662,369
Discover Financial Services 4.100%, 02/09/27	213,000	229,275
E*TRADE Financial Corp. 3.800%, 08/24/27	170,000	176,587
GE Capital International Funding Co. 4.418%, 11/15/35	1,915,000	2,039,046
Intercontinental Exchange, Inc.
3.100%, 09/15/27	500,000	520,313
3.750%, 12/01/25	1,604,000	1,733,587
3.750%, 09/21/28 (f)	1,350,000	1,473,004
4.000%, 10/15/23	10,000	10,668
Intercorp Peru, Ltd. 3.875%, 08/15/29 (144A)	200,000	198,002
Mastercard, Inc.
2.950%, 11/21/26	495,000	516,873
2.950%, 06/01/29	1,955,000	2,037,330
3.650%, 06/01/49	350,000	387,464
Muthoot Finance, Ltd. 6.125%, 10/31/22 (144A)	692,000	717,188
Nationstar Mortgage Holdings, Inc.
8.125%, 07/15/23 (144A)	585,000	619,234
9.125%, 07/15/26 (144A)	479,000	530,493
Navient Corp.
5.875%, 03/25/21	332,000	342,956
5.875%, 10/25/24	292,000	312,440
6.500%, 06/15/22	542,000	587,393
6.625%, 07/26/21	398,000	420,885
6.750%, 06/25/25 (f)	308,000	340,032
6.750%, 06/15/26	304,000	334,126
7.250%, 09/25/23	313,000	353,699
ORIX Corp. 2.900%, 07/18/22	22,000	22,417
Synchrony Financial
2.700%, 02/03/20	1,079,000	1,079,370
4.250%, 08/15/24	120,000	127,976
4.375%, 03/19/24	714,000	761,221
4.500%, 07/23/25	19,000	20,481
Unifin Financiera S.A.B. de C.V. 8.875%, 5Y H15 + 6.308%, 01/29/25 (144A) (a)	329,000	302,272
Visa, Inc. 4.300%, 12/14/45	160,000	196,763

		31,689,435

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—2.6%
AEP Texas, Inc.
3.450%, 01/15/50	118,000	$117,701
3.950%, 06/01/28	2,222,000	2,413,289
AEP Transmission Co. LLC
3.150%, 09/15/49	730,000	703,820
3.800%, 06/15/49	840,000	897,567
4.250%, 09/15/48	505,000	578,290
AES Panama SRL 6.000%, 06/25/22 (144A)	213,000	218,860
Alabama Power Co.
3.450%, 10/01/49	723,000	739,231
3.550%, 12/01/23	200,000	210,911
3.750%, 03/01/45	1,243,000	1,313,713
4.150%, 08/15/44	80,000	88,938
4.300%, 07/15/48	491,000	567,246
6.000%, 03/01/39	34,000	46,826
Ameren Illinois Co.
3.250%, 03/15/50	775,000	782,046
3.800%, 05/15/28	800,000	871,224
Baltimore Gas & Electric Co.
3.200%, 09/15/49	235,000	229,511
3.500%, 08/15/46	980,000	995,136
3.750%, 08/15/47	699,000	744,083
4.250%, 09/15/48	240,000	273,770
Calpine Corp.
4.500%, 02/15/28 (144A)	3,225,000	3,253,606
5.250%, 06/01/26 (144A)	900,000	937,125
5.500%, 02/01/24	300,000	304,500
CenterPoint Energy Houston Electric LLC
3.550%, 08/01/42	135,000	141,556
3.950%, 03/01/48	406,000	454,614
Commonwealth Edison Co. 2.950%, 08/15/27	310,000	320,869
Consumers Energy Co.
3.100%, 08/15/50	445,000	442,576
3.375%, 08/15/23	12,000	12,533
3.750%, 02/15/50	849,000	935,327
3.800%, 11/15/28	58,000	64,056
3.950%, 07/15/47	123,000	137,411
4.050%, 05/15/48	390,000	448,595
4.350%, 04/15/49	48,000	58,081
Dayton Power & Light Co.
3.950%, 06/15/49 (144A)	905,000	924,552
DTE Electric Co. 4.050%, 05/15/48	1,373,000	1,588,807
Duke Energy Carolinas LLC
2.450%, 08/15/29	1,300,000	1,289,310
3.050%, 03/15/23	255,000	262,683
3.200%, 08/15/49	605,000	600,838
3.700%, 12/01/47	775,000	835,719
3.950%, 11/15/28	321,000	357,406
3.950%, 03/15/48	269,000	301,029
4.000%, 09/30/42	175,000	194,779
Duke Energy Florida LLC
2.500%, 12/01/29	2,051,000	2,048,048
3.400%, 10/01/46	520,000	528,092

Electric—(Continued)
Duke Energy Florida LLC
3.800%, 07/15/28	755,000	826,023
6.400%, 06/15/38	755,000	1,087,028
Duke Energy Ohio, Inc. 3.650%, 02/01/29	2,370,000	2,572,302
Duke Energy Progress LLC
3.000%, 09/15/21	480,000	488,660
3.250%, 08/15/25	741,000	777,705
3.450%, 03/15/29	380,000	406,769
3.700%, 09/01/28	2,540,000	2,775,639
3.700%, 10/15/46	110,000	117,394
4.100%, 05/15/42	490,000	552,817
4.100%, 03/15/43	440,000	491,572
4.150%, 12/01/44	30,000	33,813
4.200%, 08/15/45	60,000	68,131
Edison International
2.400%, 09/15/22	212,000	211,380
3.125%, 11/15/22	9,000	9,136
3.550%, 11/15/24	261,000	267,119
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	323,000	335,663
Entergy Arkansas LLC 4.200%, 04/01/49	38,000	44,302
Entergy Corp. 2.950%, 09/01/26	108,000	109,631
Entergy Louisiana LLC
4.200%, 09/01/48	1,189,000	1,371,834
5.400%, 11/01/24	405,000	463,454
Eskom Holdings SOC, Ltd.
6.750%, 08/06/23 (144A)	628,000	639,781
7.125%, 02/11/25 (144A)	200,000	204,377
Eversource Energy 2.900%, 10/01/24	375,000	383,012
Exelon Corp.
4.450%, 04/15/46	370,000	414,740
4.950%, 06/15/35	126,000	145,766
FirstEnergy Transmission LLC
4.350%, 01/15/25 (144A)	3,191,000	3,426,107
4.550%, 04/01/49 (144A)	885,000	1,011,380
Florida Power & Light Co.
2.308%, 3M LIBOR + 0.400%, 05/06/22 (a)	6,495,000	6,495,195
3.150%, 10/01/49	1,395,000	1,406,016
3.700%, 12/01/47	11,000	11,973
3.950%, 03/01/48	1,140,000	1,296,606
3.990%, 03/01/49	5,000	5,719
4.125%, 06/01/48	3,000	3,504
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A.
9.625%, 07/27/23 (144A)	1,023,000	644,500
Inkia Energy, Ltd. 5.875%, 11/09/27 (144A)	349,000	363,836
ITC Holdings Corp. 2.700%, 11/15/22	70,000	70,837
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	245,000	267,815

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
MidAmerican Energy Co.
3.100%, 05/01/27	70,000	$72,917
3.150%, 04/15/50	680,000	669,274
3.650%, 04/15/29	400,000	436,821
4.250%, 07/15/49	687,000	822,011
Northern States Power Co.
2.900%, 03/01/50	356,000	339,099
3.400%, 08/15/42	1,090,000	1,137,737
4.000%, 08/15/45	340,000	394,719
NRG Energy, Inc.
3.750%, 06/15/24 (144A)	130,000	134,314
4.450%, 06/15/29 (144A)	100,000	104,619
7.250%, 05/15/26	977,000	1,067,373
NSTAR Electric Co.
3.200%, 05/15/27	273,000	285,987
3.250%, 05/15/29	190,000	200,361
Ohio Power Co.
4.000%, 06/01/49	605,000	677,285
6.600%, 02/15/33	955,000	1,293,498
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	465,000	459,686
3.700%, 11/15/28	1,155,000	1,262,680
3.800%, 09/30/47	269,000	295,978
3.800%, 06/01/49	423,000	458,454
4.550%, 12/01/41	303,000	362,077
5.750%, 03/15/29	110,000	135,653
Orazul Energy Egenor SCA 5.625%, 04/28/27 (144A)	549,000	564,784
Public Service Electric & Gas Co.
3.200%, 05/15/29	90,000	94,823
3.650%, 09/01/28	1,760,000	1,917,316
Southwestern Public Service Co.
3.750%, 06/15/49	2,000	2,149
4.400%, 11/15/48	10,000	11,840
Stoneway Capital Corp.
10.000%, 03/01/27	583,599	369,127
10.000%, 03/01/27 (144A)	1,137,974	719,769
Talen Energy Supply LLC 10.500%, 01/15/26 (144A)	449,000	427,111
Tampa Electric Co.
4.300%, 06/15/48	274,000	318,346
4.450%, 06/15/49	824,000	973,912
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	2,655,000	2,814,833
Virginia Electric & Power Co.
2.750%, 03/15/23	1,525,000	1,552,174
3.500%, 03/15/27	1,119,000	1,195,689
4.000%, 01/15/43	1,000,000	1,102,656
4.000%, 11/15/46	541,000	595,217
Vistra Energy Corp. 5.875%, 06/01/23	2,375,000	2,429,720
Vistra Operations Co. LLC
3.550%, 07/15/24 (144A)	1,545,000	1,563,782
4.300%, 07/15/29 (144A)	2,060,000	2,098,737

		87,398,338

Electronics—0.1%
Agilent Technologies, Inc.
2.750%, 09/15/29 (f)	445,000	441,173
3.050%, 09/22/26	163,000	166,551
3.875%, 07/15/23	172,000	180,389
Amphenol Corp.
3.200%, 04/01/24	60,000	62,208
4.350%, 06/01/29	110,000	122,996
Honeywell International, Inc. 2.700%, 08/15/29	930,000	951,003
Tyco Electronics Group S.A.
3.125%, 08/15/27	464,000	477,388
3.450%, 08/01/24	101,000	105,756

		2,507,464

Energy-Alternate Sources—0.0%
MSU Energy S.A. / UGEN S.A. / UENSA S.A. 6.875%, 02/01/25	155,000	94,550

Engineering & Construction—0.0%
Aeropuertos Dominicanos Siglo S.A. 6.750%, 03/30/29 (144A)	279,000	308,298
IHS Netherlands Holdco B.V.
7.125%, 03/18/25 (144A)	332,000	349,596
8.000%, 09/18/27 (144A)	470,000	499,375

		1,157,269

Entertainment—0.1%
Caesars Resort Collection LLC / CRC Finco, Inc. 5.250%, 10/15/25 (144A)	990,000	1,023,412
Cedar Fair L.P. 5.250%, 07/15/29 (144A)	310,000	334,025
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op 5.375%, 04/15/27	304,000	327,128
Churchill Downs, Inc.
4.750%, 01/15/28 (144A)	298,000	308,430
5.500%, 04/01/27 (144A)	364,000	385,840
Eldorado Resorts, Inc. 6.000%, 09/15/26	326,000	359,008
Scientific Games International, Inc. 5.000%, 10/15/25 (144A)	637,000	667,257
Six Flags Entertainment Corp. 5.500%, 04/15/27 (144A)	298,000	317,743
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	1,085,000	1,165,019

		4,887,862

Environmental Control—0.2%
Republic Services, Inc.
2.900%, 07/01/26	750,000	767,540
3.950%, 05/15/28	1,540,000	1,694,967
4.750%, 05/15/23	1,484,000	1,597,111
Waste Management, Inc.
3.125%, 03/01/25	280,000	292,551
4.000%, 07/15/39	1,759,000	1,965,991

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
Waste Management, Inc.
4.150%, 07/15/49	50,000	$57,036
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	297,000	309,622

		6,684,818

Food—0.3%
Albertsons Cos., Inc / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
5.750%, 03/15/25	740,000	765,900
5.875%, 02/15/28 (144A)	464,000	493,000
7.500%, 03/15/26 (144A)	384,000	431,040
BRF GmbH 4.350%, 09/29/26 (144A)	582,000	600,193
Grupo Bimbo S.A.B. de C.V. 4.000%, 09/06/49 (144A)	534,000	497,982
Grupo KUO S.A.B. de C.V. 5.750%, 07/07/27 (144A)	868,000	907,069
Marfrig Holdings Europe B.V. 8.000%, 06/08/23 (144A)	512,000	532,485
Pilgrim’s Pride Corp. 5.875%, 09/30/27 (144A)	522,000	564,413
Post Holdings, Inc.
5.000%, 08/15/26 (144A)	882,000	931,612
5.500%, 12/15/29 (144A)	458,000	488,365
5.625%, 01/15/28 (144A)	580,000	624,950
5.750%, 03/01/27 (144A)	792,000	849,420
Simmons Foods, Inc. 5.750%, 11/01/24 (144A)	306,000	307,530
Tyson Foods, Inc.
3.550%, 06/02/27	866,000	920,505
3.950%, 08/15/24	71,000	76,073
4.000%, 03/01/26	299,000	323,877
4.350%, 03/01/29	10,000	11,321
4.550%, 06/02/47	150,000	170,807
5.100%, 09/28/48	130,000	163,187

		9,659,729

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A.
4.200%, 01/29/30 (144A)	372,000	373,116
4.250%, 04/30/29 (144A)	325,000	329,875
5.150%, 01/29/50 (144A)	300,000	297,750
Eldorado Intl. Finance GmbH 8.625%, 06/16/21 (144A)	304,000	317,303
Georgia-Pacific LLC
3.600%, 03/01/25 (144A)	228,000	240,711
3.734%, 07/15/23 (144A)	1,071,000	1,120,597
5.400%, 11/01/20 (144A)	935,000	960,906
7.375%, 12/01/25	160,000	202,301
7.750%, 11/15/29	350,000	494,829
8.875%, 05/15/31	189,000	293,368
International Paper Co.
4.800%, 06/15/44	357,000	391,228
6.000%, 11/15/41	630,000	784,412

Forest Products & Paper—(Continued)
Klabin Finance S.A. 4.875%, 09/19/27 (144A)	1,024,000	1,064,970
Suzano Austria GmbH
5.000%, 01/15/30	200,000	210,244
7.000%, 03/16/47 (144A)	300,000	352,878

		7,434,488

Gas—0.0%
Atmos Energy Corp. 3.375%, 09/15/49	545,000	551,534
Dominion Energy Gas Holdings LLC 4.800%, 11/01/43	265,000	302,225
Piedmont Natural Gas Co., Inc. 3.640%, 11/01/46	135,000	133,899

		987,658

Healthcare-Products—0.4%
Abbott Laboratories
3.400%, 11/30/23	312,000	327,943
3.750%, 11/30/26	3,796,000	4,144,987
Becton Dickinson & Co. 3.300%, 03/01/23	20,000	20,413
Covidien International Finance S.A. 2.950%, 06/15/23	870,000	894,322
DH Europe Finance II Sarl 1.800%, 09/18/49 (EUR)	700,000	757,427
Medtronic Global Holdings SCA 1.750%, 07/02/49 (EUR)	700,000	767,217
Thermo Fisher Scientific, Inc.
1.875%, 10/01/49 (EUR)	1,065,000	1,104,938
2.600%, 10/01/29	1,500,000	1,481,598
2.950%, 09/19/26	2,710,000	2,784,042

		12,282,887

Healthcare-Services—1.0%
Aetna, Inc.
4.125%, 11/15/42	7,000	7,152
4.500%, 05/15/42	639,000	687,469
Anthem, Inc.
2.375%, 01/15/25	281,000	281,124
2.875%, 09/15/29	91,000	90,487
3.350%, 12/01/24	5,000	5,215
3.500%, 08/15/24	116,000	121,521
3.650%, 12/01/27	72,000	76,156
4.101%, 03/01/28	380,000	412,408
Baylor Scott & White Holdings 4.185%, 11/15/45	673,000	750,410
Centene Corp.
4.250%, 12/15/27 (144A)	1,061,000	1,091,504
5.375%, 06/01/26 (144A)	1,210,000	1,284,113
CHRISTUS Health 4.341%, 07/01/28	842,000	929,082
CommonSpirit Health
3.347%, 10/01/29	560,000	562,644

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
CommonSpirit Health
4.187%, 10/01/49	582,000	$580,048
4.350%, 11/01/42	550,000	563,425
Encompass Health Corp. 4.500%, 02/01/28	292,000	302,585
4.750%, 02/01/30	295,000	306,062
HCA, Inc.
4.125%, 06/15/29	1,674,000	1,773,820
4.500%, 02/15/27	192,000	206,858
4.750%, 05/01/23	1,419,000	1,519,220
5.000%, 03/15/24	785,000	857,457
5.250%, 04/15/25	2,736,000	3,058,375
Montefiore Obligated Group 5.246%, 11/01/48 (f)	828,000	930,322
Ochsner Clinic Foundation 5.897%, 05/15/45	411,000	542,462
PeaceHealth Obligated Group 4.787%, 11/15/48	131,000	160,787
RWJ Barnabas Health, Inc. 3.477%, 07/01/49	303,000	298,431
Select Medical Corp. 6.250%, 08/15/26 (144A)	338,000	365,892
Spectrum Health System Obligated Group 3.487%, 07/15/49	538,000	536,898
SSM Health Care Corp. 3.688%, 06/01/23	953,000	993,726
Sutter Health 3.695%, 08/15/28	925,000	990,060
Tenet Healthcare Corp.
4.625%, 09/01/24 (144A)	1,583,000	1,650,436
4.875%, 01/01/26 (144A)	1,753,000	1,836,092
5.125%, 05/01/25	819,000	843,570
6.250%, 02/01/27 (144A)	915,000	984,769
UnitedHealth Group, Inc.
2.375%, 08/15/24	151,000	152,865
2.875%, 08/15/29	56,000	57,554
2.950%, 10/15/27	11,000	11,428
3.100%, 03/15/26	317,000	331,672
3.500%, 02/15/24	42,000	44,305
3.500%, 08/15/39	1,209,000	1,266,336
3.700%, 12/15/25	847,000	915,758
3.750%, 07/15/25	4,281,000	4,619,774
3.750%, 10/15/47	554,000	594,375
3.850%, 06/15/28	975,000	1,074,443
4.625%, 07/15/35	30,000	36,365
4.625%, 11/15/41	268,000	318,836
4.750%, 07/15/45	132,000	162,066
5.800%, 03/15/36	272,000	360,463

		35,546,820

Home Builders—0.3%
Beazer Homes USA, Inc. 7.250%, 10/15/29 (144A)	1,030,000	1,099,525

Home Builders—(Continued)
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
6.125%, 07/01/22 (144A)	297,000	301,455
6.250%, 09/15/27 (144A)	1,010,000	1,065,550
Century Communities, Inc. 6.750%, 06/01/27 (144A)	313,000	335,599
Forestar Group, Inc. 8.000%, 04/15/24 (144A)	2,190,000	2,381,625
Mattamy Group Corp.
5.250%, 12/15/27 (144A)	469,000	487,760
6.500%, 10/01/25 (144A)	666,000	710,955
Toll Brothers Finance Corp.
3.800%, 11/01/29	1,416,000	1,403,610
4.375%, 04/15/23	500,000	523,750
William Lyon Homes, Inc. 6.000%, 09/01/23	900,000	938,250

		9,248,079

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.500%, 06/15/26	364,000	383,565

Household Products/Wares—0.0%
Clorox Co. (The)
3.100%, 10/01/27	140,000	144,171
3.900%, 05/15/28	9,000	9,881
Spectrum Brands, Inc. 5.750%, 07/15/25	523,000	545,892

		699,944

Insurance—0.4%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	162,922	241,124
Ambac LSNI LLC 6.945%, 3M LIBOR + 5.000%, 02/12/23 (144A) (a)	910,782	922,167
Aon Corp.
3.750%, 05/02/29	1,820,000	1,948,016
4.500%, 12/15/28	2,229,000	2,511,050
Aon plc
3.875%, 12/15/25	83,000	89,243
4.750%, 05/15/45	325,000	382,200
AXA Equitable Holdings, Inc. 3.900%, 04/20/23	260,000	272,305
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	325,000	359,801
Marsh & McLennan Cos., Inc.
3.500%, 06/03/24	2,605,000	2,734,517
4.050%, 10/15/23	680,000	722,957
4.200%, 03/01/48	264,000	299,539
4.375%, 03/15/29	1,278,000	1,455,150
Principal Financial Group, Inc. 3.700%, 05/15/29	595,000	648,000
Travelers Cos., Inc. (The) 6.250%, 06/15/37	15,000	20,903

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Travelers Property Casualty Corp. 6.375%, 03/15/33	31,000	$42,717
Trinity Acquisition plc 4.400%, 03/15/26	190,000	206,378
Willis North America, Inc.
3.600%, 05/15/24	755,000	788,222
3.875%, 09/15/49	90,000	89,496

		13,733,785

Internet—0.2%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24	1,400,000	1,473,399
Amazon.com, Inc.
3.875%, 08/22/37	1,370,000	1,553,372
4.800%, 12/05/34	30,000	37,756
Baidu, Inc. 4.375%, 05/14/24	915,000	975,339
Expedia Group, Inc.
3.250%, 02/15/30 (144A)	1,990,000	1,912,395
3.800%, 02/15/28	590,000	601,241
Zayo Group LLC / Zayo Capital, Inc.
5.750%, 01/15/27 (144A)	971,000	986,779
6.375%, 05/15/25	541,000	557,679

		8,097,960

Investment Companies—0.1%
MDGH - GMTN B.V.
2.500%, 11/07/24 (144A)	1,141,000	1,143,853
2.875%, 11/07/29 (144A)	382,000	385,252

		1,529,105

Iron/Steel—0.1%
ArcelorMittal
3.600%, 07/16/24 (f)	163,000	167,180
4.550%, 03/11/26 (f)	507,000	537,861
6.125%, 06/01/25	69,000	79,203
Evraz plc 5.250%, 04/02/24 (144A)	285,000	309,097
Novolipetsk Steel Via Steel Funding DAC 4.700%, 05/30/26 (144A)	513,000	558,580
Nucor Corp. 5.200%, 08/01/43	356,000	438,547
Steel Dynamics, Inc.
2.800%, 12/15/24	341,000	342,864
5.125%, 10/01/21	1,086,000	1,086,652

		3,519,984

Leisure Time—0.0%
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	502,000	536,512

Lodging—0.1%
Boyd Gaming Corp.
6.000%, 08/15/26	370,000	397,288

Lodging—(Continued)
Boyd Gaming Corp.
6.375%, 04/01/26	396,000	426,071
Station Casinos LLC 5.000%, 10/01/25 (144A)	318,000	323,565
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, 05/15/27 (144A)	546,000	580,125
5.500%, 03/01/25 (144A)	1,094,000	1,171,947

		2,898,996

Machinery-Construction & Mining—0.0%
Terex Corp. 5.625%, 02/01/25 (144A)	346,000	357,245

Machinery-Diversified—0.0%
CNH Industrial NV
3.850%, 11/15/27	189,000	197,100
4.500%, 08/15/23	21,000	22,418

		219,518

Media—1.7%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.750%, 03/01/30 (144A)	863,000	880,286
5.000%, 02/01/28 (144A)	1,206,000	1,265,480
5.125%, 05/01/27 (144A)	1,560,000	1,645,800
5.375%, 06/01/29 (144A)	746,000	796,355
5.500%, 05/01/26 (144A)	721,000	759,754
5.750%, 02/15/26 (144A)	1,216,000	1,282,904
5.875%, 05/01/27 (144A)	387,000	409,252
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.579%, 07/23/20	1,140,000	1,147,249
4.200%, 03/15/28	55,000	58,563
4.500%, 02/01/24	1,668,000	1,793,783
4.800%, 03/01/50	1,109,000	1,165,377
4.908%, 07/23/25	1,350,000	1,486,022
5.125%, 07/01/49	266,000	288,653
5.750%, 04/01/48	770,000	896,797
6.384%, 10/23/35	2,506,000	3,156,344
6.484%, 10/23/45	1,612,000	2,010,293
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A)	817,000	850,742
Comcast Corp.
2.350%, 01/15/27	46,000	45,908
3.000%, 02/01/24	67,000	69,409
3.150%, 03/01/26	1,937,000	2,028,803
3.150%, 02/15/28	594,000	621,966
3.200%, 07/15/36	4,357,000	4,445,390
3.400%, 07/15/46	1,290,000	1,307,096
3.700%, 04/15/24	120,000	127,853
3.950%, 10/15/25	19,000	20,721
3.969%, 11/01/47	276,000	303,548
4.150%, 10/15/28	175,000	196,855
4.200%, 08/15/34	325,000	370,200
4.250%, 01/15/33	119,000	137,617
4.400%, 08/15/35	600,000	702,066

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp.
4.600%, 10/15/38	1,313,000	$1,561,730
4.650%, 07/15/42	30,000	35,998
4.750%, 03/01/44	18,000	21,867
6.500%, 11/15/35	89,000	125,928
COX Communications, Inc.
3.150%, 08/15/24 (144A)	3,275,000	3,364,912
3.350%, 09/15/26 (144A)	251,000	259,037
CSC Holdings LLC
5.750%, 01/15/30 (144A)	1,191,000	1,271,392
7.500%, 04/01/28 (144A)	587,000	663,310
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, 08/15/27 (144A) (f)	1,085,000	1,055,163
Discovery Communications LLC
3.450%, 03/15/25	38,000	39,442
4.950%, 05/15/42	240,000	265,541
5.000%, 09/20/37	853,000	961,899
5.200%, 09/20/47	744,000	864,760
Fox Corp. 4.030%, 01/25/24 (144A)	116,000	123,593
Gray Television, Inc.
5.875%, 07/15/26 (144A)	424,000	451,030
7.000%, 05/15/27 (144A)	480,000	533,400
Meredith Corp. 6.875%, 02/01/26	760,000	790,172
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	3,845,000	3,969,963
NBCUniversal Media LLC 5.950%, 04/01/41	786,000	1,079,287
Nexstar Broadcasting, Inc. 5.625%, 07/15/27 (144A)	685,000	721,853
Sirius XM Radio, Inc. 4.625%, 07/15/24 (144A)	388,000	407,400
Time Warner Cable LLC
4.125%, 02/15/21	580,000	589,282
4.500%, 09/15/42	161,000	164,168
5.000%, 02/01/20	1,055,000	1,056,976
5.500%, 09/01/41	588,000	655,263
6.550%, 05/01/37	285,000	348,897
ViacomCBS, Inc.
4.375%, 03/15/43	694,000	733,948
6.875%, 04/30/36	786,000	1,050,360
Walt Disney Co. (The)
4.750%, 09/15/44	340,000	423,392
5.400%, 10/01/43	71,000	96,398
6.400%, 12/15/35	948,000	1,344,531
6.650%, 11/15/37	133,000	197,161
Ziggo B.V. 5.500%, 01/15/27 (144A)	1,213,000	1,288,812
Ziggo Bond Co. B.V. 6.000%, 01/15/27 (144A)	328,000	346,040

		57,133,991

Mining—0.2%
Anglo American Capital plc
3.625%, 09/11/24 (144A)	2,075,000	2,150,780
4.750%, 04/10/27 (144A) (f)	1,100,000	1,201,943
Barrick Gold Corp. 5.250%, 04/01/42	547,000	651,040
Industrias Penoles S.A.B. de C.V. 4.150%, 09/12/29 (144A)	507,000	523,477
Minera Mexico S.A. de C.V. 4.500%, 01/26/50 (144A)	860,000	875,050
Newmont Goldcorp Corp. 2.800%, 10/01/29 (f)	1,035,000	1,023,895
Teck Resources, Ltd.
6.000%, 08/15/40	6,000	6,683
6.125%, 10/01/35	394,000	462,419
6.250%, 07/15/41	24,000	27,451

		6,922,738

Miscellaneous Manufacturing—0.3%
3M Co.
2.375%, 08/26/29	780,000	768,460
2.875%, 10/15/27	172,000	179,339
3.000%, 08/07/25	830,000	871,897
3.250%, 02/14/24	498,000	520,844
3.375%, 03/01/29	460,000	490,869
General Electric Co.
4.125%, 10/09/42	169,000	173,617
5.875%, 01/14/38	1,352,000	1,635,727
6.150%, 08/07/37	30,000	37,138
6.875%, 01/10/39	277,000	368,491
Parker-Hannifin Corp.
2.700%, 06/14/24	910,000	928,909
3.250%, 06/14/29	527,000	549,807
Textron, Inc.
3.650%, 03/15/27	640,000	664,803
3.900%, 09/17/29	1,397,000	1,490,652

		8,680,553

Oil & Gas—2.3%
BP Capital Markets America, Inc.
3.119%, 05/04/26	670,000	699,402
3.410%, 02/11/26	137,000	145,827
3.790%, 02/06/24	1,110,000	1,180,444
3.796%, 09/21/25	1,481,000	1,601,290
3.937%, 09/21/28	98,000	108,180
BP Capital Markets plc
3.279%, 09/19/27	47,000	49,400
3.814%, 02/10/24	69,000	73,607
Chesapeake Energy Corp.
4.875%, 04/15/22	525,000	414,750
5.375%, 06/15/21	100,000	91,000
5.750%, 03/15/23	525,000	355,362
6.125%, 02/15/21	2,023,000	1,871,275
6.625%, 08/15/20	200,000	198,000
11.500%, 01/01/25 (144A) (f)	3,557,000	3,361,365
Chevron Corp.
2.355%, 12/05/22	20,000	20,270

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chevron Corp.
2.498%, 03/03/22	20,000	$20,320
2.895%, 03/03/24	1,554,000	1,609,581
3.191%, 06/24/23	36,000	37,512
Cimarex Energy Co. 4.375%, 06/01/24	401,000	423,271
Citgo Holding, Inc. 9.250%, 08/01/24 (144A)	375,000	402,187
CNX Resources Corp. 5.875%, 04/15/22	350,000	350,245
Concho Resources, Inc. 3.750%, 10/01/27	850,000	892,925
Continental Resources, Inc. 3.800%, 06/01/24	219,000	226,328
Diamondback Energy, Inc.
2.875%, 12/01/24	3,944,000	3,986,337
3.500%, 12/01/29	2,345,000	2,386,272
5.375%, 05/31/25 (f)	5,574,000	5,851,780
Ecopetrol S.A.
5.375%, 06/26/26	253,000	283,363
7.375%, 09/18/43	463,000	626,207
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.500%, 01/30/26 (144A)	593,000	612,272
EOG Resources, Inc.
3.900%, 04/01/35	130,000	143,908
4.150%, 01/15/26	262,000	287,740
Exxon Mobil Corp.
1.902%, 08/16/22	194,000	195,079
2.019%, 08/16/24	200,000	200,501
2.222%, 03/01/21	4,000	4,025
2.275%, 08/16/26	1,357,000	1,362,888
2.709%, 03/06/25	1,615,000	1,668,133
2.726%, 03/01/23	378,000	386,748
2.995%, 08/16/39	181,000	180,989
3.043%, 03/01/26	324,000	339,599
3.567%, 03/06/45	132,000	141,736
4.114%, 03/01/46	29,000	33,972
Gran Tierra Energy, Inc. 7.750%, 05/23/27 (144A)	212,000	198,222
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	1,107,000	989,381
Hess Corp.
5.600%, 02/15/41	20,000	23,365
6.000%, 01/15/40	635,000	748,618
Marathon Petroleum Corp.
4.750%, 12/15/23	646,000	701,561
4.750%, 09/15/44	80,000	87,706
5.125%, 12/15/26	54,000	61,111
5.850%, 12/15/45	360,000	412,308
Occidental Petroleum Corp. Zero Coupon, 10/10/36	6,710,000	3,374,033
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 12/01/21 (144A)	230,292	229,143
Odebrecht Offshore Drilling Finance, Ltd.
6.720%, 12/01/22 (144A)	322,202	315,761
7.720%, 12/01/26 (144A) (h)	12,976	3,179

Oil & Gas—(Continued)
Petrobras Global Finance B.V.
5.999%, 01/27/28	306,000	348,916
6.850%, 06/05/15	838,000	957,633
7.250%, 03/17/44	1,738,000	2,108,194
7.375%, 01/17/27	765,000	933,300
8.750%, 05/23/26	693,000	889,812
Petroleos Mexicanos
4.500%, 01/23/26	300,000	298,740
5.350%, 02/12/28	1,529,000	1,521,355
5.538%, 3M LIBOR + 3.650%, 03/11/22 (a)	239,000	249,157
6.375%, 02/04/21	1,277,000	1,324,249
6.490%, 01/23/27 (144A)	1,411,000	1,500,401
6.500%, 03/13/27	11,549,000	12,261,804
6.625%, 06/15/35	693,000	709,978
6.875%, 08/04/26	1,143,000	1,255,071
7.690%, 01/23/50 (144A)	1,133,000	1,236,488
PTTEP Treasury Center Co., Ltd. 3.903%, 12/06/59 (144A) (f)	1,019,000	1,014,793
Puma International Financing S.A.
5.000%, 01/24/26 (144A)	251,000	234,932
5.125%, 10/06/24 (144A)	258,000	251,060
Shell International Finance B.V.
3.250%, 05/11/25	723,000	764,522
3.625%, 08/21/42	379,000	404,995
4.000%, 05/10/46	69,000	78,507
4.125%, 05/11/35	1,542,000	1,800,610
4.375%, 05/11/45	396,000	472,905
4.550%, 08/12/43	111,000	135,218
6.375%, 12/15/38	520,000	757,209
SM Energy Co. 1.500%, 07/01/21	203,000	192,178
Suncor Energy, Inc.
3.600%, 12/01/24	565,000	599,126
6.500%, 06/15/38	262,000	363,901
6.800%, 05/15/38	370,000	525,974
Total Capital Canada, Ltd. 2.750%, 07/15/23	40,000	41,003
Total Capital International S.A.
2.434%, 01/10/25	1,131,000	1,144,292
2.750%, 06/19/21 (f)	255,000	258,361
2.875%, 02/17/22	140,000	142,993
3.700%, 01/15/24	94,000	99,879
3.750%, 04/10/24	440,000	470,903
Valero Energy Corp. 3.400%, 09/15/26	1,595,000	1,670,193

		76,987,130

Oil & Gas Services—0.0%
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 01/31/20 (144A)	63,301	475

Packaging & Containers—0.0%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.250%, 08/15/27 (144A)	410,000	431,533

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Owens-Brockway Glass Container, Inc.
5.000%, 01/15/22 (144A)	292,000	$303,093
5.875%, 08/15/23 (144A)	428,000	456,890

		1,191,516

Pharmaceuticals—1.5%
AbbVie, Inc.
2.950%, 11/21/26 (144A)	912,000	925,638
3.200%, 05/14/26	30,000	31,032
3.750%, 11/14/23	25,000	26,296
4.050%, 11/21/39 (144A)	871,000	920,481
4.300%, 05/14/36	53,000	58,568
4.450%, 05/14/46	16,000	17,087
4.500%, 05/14/35	3,331,000	3,769,620
Allergan Funding SCS
3.800%, 03/15/25	2,892,000	3,036,377
4.550%, 03/15/35	1,447,000	1,578,390
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A)	976,000	1,111,469
9.250%, 04/01/26 (144A)	837,000	961,378
Bausch Health Cos., Inc.
5.875%, 05/15/23 (144A)	544,000	548,760
7.000%, 01/15/28 (144A)	403,000	443,300
7.250%, 05/30/29 (144A)	417,000	476,422
9.000%, 12/15/25 (144A)	849,000	965,483
Bristol-Myers Squibb Co.
2.250%, 08/15/21 (144A)	105,000	105,623
2.750%, 02/15/23 (144A)	1,543,000	1,571,651
3.200%, 06/15/26 (144A)	3,900,000	4,089,802
3.250%, 08/15/22 (144A)	1,160,000	1,198,052
3.250%, 02/20/23 (144A)	1,910,000	1,977,029
3.550%, 08/15/22 (144A)	1,130,000	1,173,818
3.625%, 05/15/24 (144A)	14,000	14,785
3.950%, 10/15/20 (144A)	240,000	243,879
4.125%, 06/15/39 (144A)	5,000	5,756
Cigna Corp.
3.050%, 10/15/27 (144A)	385,000	389,987
3.250%, 04/15/25 (144A)	902,000	934,603
3.300%, 02/25/21 (144A)	506,000	512,343
3.500%, 06/15/24 (144A)	549,000	572,975
3.750%, 07/15/23	535,000	560,721
3.900%, 02/15/22 (144A)	426,000	441,019
4.375%, 10/15/28	1,490,000	1,648,640
4.800%, 08/15/38	15,000	17,455
CVS Health Corp.
3.875%, 07/20/25	116,000	123,435
4.100%, 03/25/25	1,761,000	1,888,922
4.780%, 03/25/38	1,572,000	1,781,795
4.875%, 07/20/35	72,000	82,615
5.125%, 07/20/45	2,706,000	3,201,133
GlaxoSmithKline Capital plc 3.375%, 06/01/29	1,375,000	1,473,777
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28	725,000	799,801

Pharmaceuticals—(Continued)
Johnson & Johnson 2.450%, 03/01/26	20,000	20,311
Merck & Co., Inc. 3.900%, 03/07/39	27,000	30,806
Pfizer, Inc.
3.000%, 06/15/23	106,000	110,114
3.200%, 09/15/23	21,000	21,890
3.450%, 03/15/29	23,000	24,752
4.100%, 09/15/38	138,000	157,596
5.800%, 08/12/23	148,000	167,126
7.200%, 03/15/39	4,000	6,270
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	352,000	358,443
3.200%, 09/23/26	2,431,000	2,502,774
Takeda Pharmaceutical Co., Ltd.
4.400%, 11/26/23	650,000	697,538
5.000%, 11/26/28 (144A)	515,000	599,257
5.000%, 11/26/28	2,515,000	2,926,470
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	1,018,000	1,018,601
Wyeth LLC 5.950%, 04/01/37	1,625,000	2,223,532

		50,545,397

Pipelines—1.8%
Boardwalk Pipelines L.P. 4.800%, 05/03/29	275,000	293,772
Cameron LNG LLC
3.302%, 01/15/35 (144A)	1,320,000	1,330,282
3.402%, 01/15/38 (144A)	1,345,000	1,346,573
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/27	2,462,000	2,720,953
5.875%, 03/31/25	1,878,000	2,111,736
7.000%, 06/30/24	2,156,000	2,484,553
Enbridge Energy Partners L.P. 7.375%, 10/15/45	142,000	211,592
Enbridge, Inc.
2.900%, 07/15/22	565,000	575,452
5.500%, 3M LIBOR + 3.418%, 07/15/77 (a) (f)	1,510,000	1,557,882
Energy Transfer Operating L.P.
4.200%, 04/15/27	116,000	121,353
4.750%, 01/15/26	38,000	41,111
5.150%, 03/15/45	10,000	10,500
5.300%, 04/15/47	101,000	107,533
5.500%, 06/01/27	647,000	726,617
5.800%, 06/15/38	317,000	358,246
5.875%, 01/15/24	679,000	751,201
6.125%, 12/15/45	497,000	574,936
6.500%, 02/01/42	2,369,000	2,811,559
Enterprise Products Operating LLC
3.750%, 02/15/25	178,000	189,838
3.900%, 02/15/24	128,000	135,831
4.450%, 02/15/43	1,478,000	1,622,167
4.850%, 03/15/44	3,000	3,480
4.900%, 05/15/46	21,000	24,566

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Enterprise Products Operating LLC
5.100%, 02/15/45	682,000	$815,598
6.125%, 10/15/39	11,000	14,358
6.650%, 10/15/34	45,000	61,026
6.875%, 03/01/33	439,000	597,153
Kinder Morgan Energy Partners L.P.
4.250%, 09/01/24	220,000	235,580
5.000%, 03/01/43	180,000	197,877
5.400%, 09/01/44	258,000	298,012
5.800%, 03/15/35	340,000	410,953
6.375%, 03/01/41	121,000	152,291
6.500%, 02/01/37	716,000	892,799
6.950%, 01/15/38	211,000	278,954
Kinder Morgan, Inc.
4.300%, 03/01/28	1,547,000	1,685,783
5.550%, 06/01/45	243,000	290,483
MPLX L.P.
4.125%, 03/01/27	2,544,000	2,669,457
4.250%, 12/01/27 (144A)	727,000	764,577
4.500%, 04/15/38	38,000	38,579
4.875%, 12/01/24	564,000	612,644
5.250%, 01/15/25 (144A)	100,000	104,943
NGPL PipeCo LLC 4.375%, 08/15/22 (144A)	540,000	560,631
Northwest Pipeline LLC 4.000%, 04/01/27	2,735,000	2,909,483
NuStar Logistics L.P. 4.800%, 09/01/20	1,080,000	1,093,500
Plains All American Pipeline L.P. / PAA Finance Corp. 3.650%, 06/01/22	55,000	56,417
Sabine Pass Liquefaction LLC
5.000%, 03/15/27	440,000	483,852
5.625%, 04/15/23	1,860,000	2,023,278
5.625%, 03/01/25	3,414,000	3,841,753
5.750%, 05/15/24	2,935,000	3,272,057
5.875%, 06/30/26	671,000	769,936
6.250%, 03/15/22	1,487,000	1,597,100
Spectra Energy Partners L.P.
3.375%, 10/15/26	19,000	19,653
4.500%, 03/15/45	761,000	837,276
Sunoco Logistics Partners Operations L.P.
4.650%, 02/15/22	248,000	258,479
5.300%, 04/01/44	15,000	15,925
5.350%, 05/15/45	559,000	599,622
5.400%, 10/01/47	24,000	26,025
Texas Eastern Transmission L.P.
3.500%, 01/15/28 (144A)	1,098,000	1,126,703
4.150%, 01/15/48 (144A)	611,000	647,830
TransCanada PipeLines, Ltd.
3.750%, 10/16/23	68,000	71,731
4.250%, 05/15/28	775,000	859,804
4.625%, 03/01/34	172,000	196,406
4.875%, 01/15/26	2,562,000	2,866,481
5.850%, 03/15/36	265,000	329,261
6.100%, 06/01/40	1,046,000	1,381,394

Pipelines—(Continued)
Transcontinental Gas Pipe Line Co. LLC
4.000%, 03/15/28	1,315,000	1,397,436
4.600%, 03/15/48	340,000	371,733
7.850%, 02/01/26	880,000	1,117,477
Western Midstream Operating L.P.
4.000%, 07/01/22	710,000	727,481
4.650%, 07/01/26	391,000	400,004
5.300%, 03/01/48	115,000	100,304
Williams Cos., Inc. (The)
3.750%, 06/15/27	645,000	672,019
3.900%, 01/15/25	285,000	299,856
4.550%, 06/24/24	241,000	259,990
5.750%, 06/24/44	590,000	697,450
7.500%, 01/15/31	360,000	469,136

		62,590,283

Real Estate—0.0%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	794,000	799,804

Real Estate Investment Trusts—0.6%
American Tower Corp.
2.250%, 01/15/22	340,000	340,969
2.750%, 01/15/27	536,000	534,810
2.950%, 01/15/25	90,000	91,950
3.000%, 06/15/23	933,000	954,919
3.125%, 01/15/27	13,000	13,297
3.300%, 02/15/21	35,000	35,470
3.950%, 03/15/29	448,000	481,145
4.000%, 06/01/25	390,000	417,245
4.700%, 03/15/22	10,000	10,537
5.000%, 02/15/24	50,000	55,035
Boston Properties L.P. 3.850%, 02/01/23	450,000	471,286
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	560,000	586,717
Crown Castle International Corp.
2.250%, 09/01/21	38,000	38,100
3.100%, 11/15/29	1,411,000	1,426,832
3.150%, 07/15/23	10,000	10,313
3.200%, 09/01/24	2,920,000	3,018,454
3.400%, 02/15/21	13,000	13,175
3.700%, 06/15/26	1,594,000	1,683,428
3.800%, 02/15/28	17,000	18,100
4.300%, 02/15/29	56,000	61,985
4.450%, 02/15/26	212,000	232,048
4.875%, 04/15/22	56,000	59,301
5.200%, 02/15/49	335,000	406,296
5.250%, 01/15/23	288,000	312,717
Equinix, Inc. 2.625%, 11/18/24	1,576,000	1,578,931
GLP Capital L.P. / GLP Financing II, Inc.
3.350%, 09/01/24	524,000	534,852
4.375%, 04/15/21	25,000	25,486

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
4.500%, 09/01/26	304,000	$319,960
5.625%, 05/01/24	657,000	716,130
5.750%, 02/01/27 (144A)	487,000	544,223
Prologis Euro Finance LLC 1.500%, 09/10/49 (EUR)	700,000	707,816
Realty Income Corp.
3.000%, 01/15/27	90,000	92,856
3.875%, 04/15/25	46,000	49,564
4.125%, 10/15/26	709,000	779,585
4.650%, 08/01/23	44,000	47,592
Ryman Hospitality Properties, Inc. 4.750%, 10/15/27 (144A)	412,000	425,390
VICI Properties L.P. / VICI Note Co., Inc. 4.250%, 12/01/26 (144A)	2,732,000	2,813,960

		19,910,474

Retail—0.5%
1011778 BC ULC / New Red Finance, Inc. 5.000%, 10/15/25 (144A)	1,647,000	1,700,527
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	2,365,000	2,429,923
Beacon Roofing Supply, Inc. 4.875%, 11/01/25 (144A)	728,000	731,640
Dollar General Corp.
3.875%, 04/15/27	179,000	191,465
4.125%, 05/01/28	52,000	56,726
Golden Nugget, Inc. 6.750%, 10/15/24 (144A)	730,000	755,550
Home Depot, Inc. (The)
2.800%, 09/14/27	108,000	112,210
2.950%, 06/15/29	762,000	791,727
3.750%, 02/15/24	90,000	96,030
3.900%, 12/06/28	143,000	160,394
5.875%, 12/16/36	50,000	68,872
Lowe’s Cos., Inc.
4.375%, 09/15/45	1,295,000	1,441,376
4.650%, 04/15/42	32,000	36,599
McDonald’s Corp.
3.625%, 05/01/43	448,000	445,074
3.625%, 09/01/49	2,278,000	2,309,390
3.700%, 01/30/26 (f)	1,185,000	1,277,404
3.700%, 02/15/42	222,000	224,835
4.450%, 03/01/47	346,000	396,537
4.450%, 09/01/48	250,000	285,629
4.700%, 12/09/35	154,000	182,260
4.875%, 12/09/45	346,000	415,892
6.300%, 03/01/38	92,000	124,351
Walmart, Inc.
2.950%, 09/24/49	97,000	96,258
3.250%, 07/08/29	1,496,000	1,603,392
3.550%, 06/26/25	1,170,000	1,255,602
3.625%, 12/15/47	85,000	94,303
3.700%, 06/26/28	470,000	517,871

Retail—(Continued)
Walmart, Inc.
3.950%, 06/28/38	519,000	600,201

		18,402,038

Semiconductors—0.8%
Analog Devices, Inc.
3.500%, 12/05/26	335,000	351,122
3.900%, 12/15/25	248,000	266,340
Applied Materials, Inc.
4.350%, 04/01/47 (f)	1,231,000	1,482,989
5.100%, 10/01/35	104,000	131,221
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.375%, 01/15/20	1,782,000	1,782,080
3.125%, 01/15/25	353,000	357,104
3.875%, 01/15/27	3,492,000	3,623,498
Broadcom, Inc. 4.250%, 04/15/26 (144A)	2,055,000	2,183,402
KLA Corp.
4.100%, 03/15/29	1,063,000	1,163,117
5.000%, 03/15/49	615,000	756,519
Lam Research Corp.
2.750%, 03/15/20	1,335,000	1,335,674
3.750%, 03/15/26	1,325,000	1,419,163
4.875%, 03/15/49	635,000	794,892
NVIDIA Corp. 3.200%, 09/16/26	2,905,000	3,047,539
NXP B.V. / NXP Funding LLC
3.875%, 06/18/26 (144A)	189,000	200,272
4.125%, 06/01/21 (144A)	3,362,000	3,446,247
4.300%, 06/18/29 (144A)	884,000	954,642
4.625%, 06/01/23 (144A)	2,290,000	2,446,631
5.550%, 12/01/28 (144A)	21,000	24,515
QUALCOMM, Inc.
4.300%, 05/20/47	504,000	576,420
4.650%, 05/20/35	56,000	66,438
4.800%, 05/20/45	371,000	453,254
Texas Instruments, Inc.
2.250%, 09/04/29	760,000	749,277
2.900%, 11/03/27	20,000	20,918
3.875%, 03/15/39	130,000	146,594

		27,779,868

Software—0.8%
Autodesk, Inc. 3.500%, 06/15/27	2,630,000	2,754,358
Fidelity National Information Services, Inc. 3.000%, 08/15/26	3,493,000	3,610,832
Fiserv, Inc.
2.750%, 07/01/24	70,000	71,182
3.200%, 07/01/26	3,903,000	4,037,130
3.500%, 07/01/29	1,282,000	1,345,587
3.850%, 06/01/25	440,000	469,037
4.200%, 10/01/28	1,816,000	2,012,627
Microsoft Corp.
3.450%, 08/08/36	3,180,000	3,476,528

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp.
3.500%, 02/12/35	1,779,000	$1,955,743
3.700%, 08/08/46	1,043,000	1,176,003
4.100%, 02/06/37	10,000	11,797
4.200%, 11/03/35	600,000	712,189
4.450%, 11/03/45	38,000	47,438
Oracle Corp.
2.500%, 05/15/22	286,000	289,630
2.650%, 07/15/26	1,985,000	2,028,538
3.800%, 11/15/37	234,000	255,133
3.850%, 07/15/36	7,000	7,658
3.900%, 05/15/35	1,574,000	1,751,942
4.000%, 07/15/46	376,000	417,240
4.125%, 05/15/45	62,000	69,849
5.375%, 07/15/40	460,000	596,413

		27,096,854

Telecommunications—1.8%
Altice France S.A.
5.500%, 01/15/28 (144A)	556,000	571,318
7.375%, 05/01/26 (144A)	3,215,000	3,451,753
8.125%, 02/01/27 (144A)	975,000	1,098,094
AT&T, Inc.
Zero Coupon, 11/27/22 (144A)	4,000,000	3,754,278
3.200%, 03/01/22	21,000	21,502
3.400%, 06/15/22	97,000	99,983
3.600%, 07/15/25	770,000	814,325
3.800%, 03/15/22	2,000	2,075
3.800%, 02/15/27	18,000	19,168
4.100%, 02/15/28	4,000	4,347
4.125%, 02/17/26	320,000	346,536
4.250%, 03/01/27	868,000	952,372
4.300%, 02/15/30	1,385,000	1,538,692
4.350%, 03/01/29	74,000	82,216
4.500%, 05/15/35	5,738,000	6,380,749
4.750%, 05/15/46	3,000	3,385
4.800%, 06/15/44	829,000	943,218
4.850%, 07/15/45	1,124,000	1,280,132
4.900%, 08/15/37	12,000	13,786
5.150%, 03/15/42	417,000	485,988
5.150%, 11/15/46	216,000	257,918
5.250%, 03/01/37	20,000	23,844
5.350%, 09/01/40	33,000	39,731
5.450%, 03/01/47	3,000	3,716
6.000%, 08/15/40	1,502,000	1,919,205
C&W Senior Financing DAC 6.875%, 09/15/27 (144A)	294,000	314,383
Cisco Systems, Inc. 2.950%, 02/28/26 (f)	82,000	85,446
Connect Finco SARL / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	1,065,000	1,134,225
Corning, Inc.
3.700%, 11/15/23	215,000	223,946
4.375%, 11/15/57	630,000	647,140

Telecommunications—(Continued)
Deutsche Telekom International Finance B.V.
3.600%, 01/19/27 (144A)	880,000	925,780
4.375%, 06/21/28 (144A)	151,000	168,424
Digicel Group Two, Ltd. 8.250%, 09/30/22 (144A)	831,329	199,519
Digicel, Ltd. 6.000%, 04/15/21 (144A)	502,000	391,565
Empresa Nacional de Telecomunicaciones S.A. 4.750%, 08/01/26 (144A)	311,000	328,906
Frontier Communications Corp. 8.000%, 04/01/27 (144A)	990,000	1,034,550
Intelsat Jackson Holdings S.A.
5.500%, 08/01/23	498,000	427,802
8.500%, 10/15/24 (144A)	414,000	377,084
Kenbourne Invest S.A. 6.875%, 11/26/24 (144A)	733,000	763,713
Millicom International Cellular S.A. 6.625%, 10/15/26 (144A)	300,000	332,190
Motorola Solutions, Inc.
4.600%, 02/23/28	49,000	53,098
4.600%, 05/23/29	2,277,000	2,482,345
5.500%, 09/01/44	168,000	186,898
Oi S.A. 10.000%, 07/27/25 (h)	689,000	616,655
Saudi Telecom Co. 3.890%, 05/13/29 (144A)	416,000	444,251
Sprint Corp.
7.625%, 02/15/25	953,000	1,045,774
7.625%, 03/01/26	961,000	1,059,791
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,368,063	1,380,238
Verizon Communications, Inc.
2.449%, 3M LIBOR + 0.550%, 05/22/20 (a) (f)	2,420,000	2,424,210
4.125%, 03/16/27	7,435,000	8,245,387
4.272%, 01/15/36	5,017,000	5,664,751
4.500%, 08/10/33	174,000	203,032
5.250%, 03/16/37	312,000	390,966
Vodafone Group plc
3.750%, 01/16/24	749,000	791,680
4.125%, 05/30/25	671,000	728,152
4.375%, 05/30/28	146,000	161,674
4.375%, 02/19/43	692,000	743,823
5.000%, 05/30/38	84,000	97,049
5.125%, 06/19/59	2,000	2,345
5.250%, 05/30/48	1,854,000	2,228,411

		60,413,534

Toys/Games/Hobbies—0.0%
Hasbro, Inc.
2.600%, 11/19/22	695,000	698,869
3.900%, 11/19/29	285,000	286,708

		985,577

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.6%
Burlington Northern Santa Fe LLC
3.000%, 03/15/23	406,000	$417,214
4.400%, 03/15/42	16,000	18,486
4.950%, 09/15/41	58,000	70,853
5.050%, 03/01/41	399,000	493,279
5.750%, 05/01/40	578,000	778,495
6.150%, 05/01/37	215,000	300,713
CSX Corp.
3.350%, 09/15/49	1,028,000	1,010,421
3.950%, 05/01/50	40,000	43,096
4.250%, 03/15/29	475,000	534,371
4.250%, 11/01/66	535,000	570,000
4.300%, 03/01/48	548,000	620,983
4.500%, 03/15/49	194,000	226,696
4.750%, 11/15/48	757,000	915,752
6.150%, 05/01/37	20,000	26,560
FedEx Corp.
3.875%, 08/01/42	1,074,000	1,033,319
3.900%, 02/01/35	520,000	529,016
4.400%, 01/15/47	14,000	14,024
5.100%, 01/15/44	110,000	120,421
Norfolk Southern Corp.
2.550%, 11/01/29	101,000	100,587
2.900%, 06/15/26	1,290,000	1,328,897
3.650%, 08/01/25	965,000	1,031,772
3.942%, 11/01/47	143,000	153,100
4.050%, 08/15/52	630,000	691,205
4.100%, 05/15/49	434,000	478,094
4.450%, 06/15/45	33,000	37,981
Rumo Luxembourg S.a.r.l. 5.875%, 01/18/25 (144A)	679,000	728,228
Ryder System, Inc.
2.800%, 03/01/22	17,000	17,206
3.400%, 03/01/23	640,000	659,665
3.450%, 11/15/21	120,000	122,658
Union Pacific Corp.
2.750%, 03/01/26	1,262,000	1,289,135
3.150%, 03/01/24	555,000	577,368
3.550%, 08/15/39	67,000	69,444
3.600%, 09/15/37	1,363,000	1,418,669
3.839%, 03/20/60 (144A)	478,000	483,122
4.375%, 09/10/38	361,000	412,928
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	706,286	732,055
United Parcel Service, Inc.
2.350%, 05/16/22	7,000	7,075
2.500%, 09/01/29 (f)	787,000	784,045
3.400%, 03/15/29	1,339,000	1,436,477

		20,283,410

Trucking & Leasing—0.1%
GATX Corp. 2.600%, 03/30/20	1,747,000	1,748,051

Total Corporate Bonds & Notes (Cost $1,131,605,617)		1,176,838,754

Asset-Backed Securities—11.3%
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.8%
ACE Securities Corp. Home Equity Loan Trust
Zero Coupon, 08/15/30	614,343	485,885
1.922%, 1M LIBOR + 0.130%, 05/25/37 (a)	1,139,580	304,392
Bayview Financial Revolving Asset Trust
2.805%, 1M LIBOR + 1.000%, 05/28/39 (144A) (a)	6,358,844	5,470,342
2.805%, 1M LIBOR + 1.000%, 12/28/40 (144A) (a)	400,739	389,400
Bear Stearns Asset-Backed Securities Trust
2.142%, 1M LIBOR + 0.350%, 04/25/37 (a)	2,509,104	2,309,363
2.992%, 1M LIBOR + 1.200%, 01/25/36 (a)	43,362	43,298
3.517%, 1M LIBOR + 1.725%, 08/25/34 (a)	85,425	85,550
Citigroup Mortgage Loan Trust
1.992%, 1M LIBOR + 0.200%, 05/25/37 (a)	2,466,647	1,793,971
2.062%, 1M LIBOR + 0.270%, 05/25/37 (a)	1,120,459	822,432
Countrywide Asset-Backed Certificates 2.112%, 1M LIBOR + 0.320%, 10/25/36 (a)	951,594	916,509
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	303,136	332,739
Home Equity Mortgage Loan Asset-Backed Trust 3.817%, 1M LIBOR + 2.025%, 07/25/34 (a)	243,474	244,239
Home Equity Mortgage Trust 5.867%, 07/25/36 (i)	673,086	192,313
Home Loan Mortgage Loan Trust 2.460%, 1M LIBOR + 0.720%, 04/15/36 (a)	723,534	664,693
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A) (i)	177,614	176,130
MASTR Asset-Backed Securities Trust
2.052%, 1M LIBOR + 0.260%, 06/25/36 (144A) (a)	545,923	483,268
2.072%, 1M LIBOR + 0.280%, 05/25/37 (a)	621,846	545,944
Morgan Stanley ABS Capital I, Inc. Trust 1.922%, 1M LIBOR + 0.130%, 11/25/36 (a)	4,544,677	2,697,726
Nationstar Home Equity Loan Trust 1.972%, 1M LIBOR + 0.180%, 06/25/37 (a)	55,016	54,880
Option One Mortgage Loan Trust
2.002%, 1M LIBOR + 0.210%, 03/25/37 (a)	930,000	650,401
5.820%, 03/25/37 (i)	4,095,098	4,120,683
5.866%, 01/25/37 (i)	2,168,762	2,140,692
Securitized Asset Backed Receivables LLC Trust 1.982%, 1M LIBOR + 0.190%, 11/25/36 (144A) (a)	981,158	571,709
Security National Mortgage Loan Trust 2.142%, 1M LIBOR + 0.350%, 04/25/37 (144A) (a)	215,650	213,506
WaMu Asset-Backed Certificates WaMu Trust
2.042%, 1M LIBOR + 0.250%, 04/25/37 (a)	3,124,779	1,616,745
2.152%, 1M LIBOR + 0.360%, 04/25/37 (a)	332,008	174,829
Yale Mortgage Loan Trust 2.192%, 1M LIBOR + 0.400%, 06/25/37 (144A) (a)	872,565	359,507

		27,861,146

Asset-Backed - Manufactured Housing—0.5%
Bank of America Manufactured Housing Contract Trust
7.070%, 02/10/22 (a)	470,000	318,469
7.556%, 12/10/25 (a)	4,000,000	2,241,692
BCMSC Trust
7.575%, 06/15/30 (a)	1,270,292	410,013
7.830%, 06/15/30 (a)	1,178,847	393,305

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
BCMSC Trust
8.290%, 06/15/30 (a)	850,435	$300,405
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (a)	2,563,492	2,561,978
Conseco Finance Corp.
6.280%, 09/01/30	361,500	380,345
6.830%, 04/01/30 (a)	137,188	126,178
6.980%, 09/01/30 (a)	1,009,987	899,946
7.500%, 03/01/30 (a)	441,773	281,584
7.860%, 03/01/30 (a)	412,516	272,548
Conseco Finance Securitizations Corp.
7.960%, 05/01/31	942,196	494,068
7.970%, 05/01/32	2,288,426	905,085
8.060%, 09/01/29 (a)	651,004	265,768
8.200%, 05/01/31	1,721,648	928,940
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (a)	720,000	760,495
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A) (i)	344,000	351,920
Greenpoint Manufactured Housing
8.290%, 12/15/29 (a)	440,000	465,836
9.230%, 12/15/29 (a)	492,749	415,638
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (a)	2,092,343	2,243,816
Oakwood Mortgage Investors, Inc.
6.930%, 09/15/31 (a)	238,074	194,497
7.620%, 06/15/32 (a)	808,021	686,155
Origen Manufactured Housing Contract Trust
2.940%, 1M LIBOR + 1.200%, 10/15/37 (144A) (a)	698,783	686,835
7.820%, 03/15/32 (a)	337,649	338,469

		16,923,985

Asset-Backed - Other—9.8%
ACIS CLO, Ltd. 3.329%, 3M LIBOR + 1.420%, 05/01/26 (144A) (a)	378,004	378,363
Ajax Mortgage Loan Trust
Zero Coupon, 02/26/57 (144A)	840,588	235,029
Zero Coupon, 06/25/57 (144A)	1,452,389	1,499,808
Zero Coupon, 08/25/57 (144A)	1,108,811	982,672
Zero Coupon, 12/25/57 (144A) (a)	1,696,926	762,599
Zero Coupon, 04/25/58 (144A)	785,137	455,301
Zero Coupon, 06/25/58 (144A) (a)	586,455	176,230
Zero Coupon, 08/25/58 (144A) (a)	818,761	457,933
Zero Coupon, 11/25/58 (144A)	1,589,328	845,602
Zero Coupon, 09/25/59 (144A)	1,444,131	896,440
Zero Coupon, 09/25/59 (144A)	1,120,000	907,036
Zero Coupon, 11/25/59 (144A)	1,029,000	1,118,339
3.000%, 09/25/59 (144A) (j)	3,104,000	3,074,082
3.000%, 09/25/59 (144A) (i)	5,749,292	5,690,753
3.000%, 11/25/59 (144A) (j)	2,960,000	2,928,168
3.750%, 08/25/57 (144A) (a)	3,734,809	3,750,210
3.750%, 12/25/57 (144A)	3,139,102	3,229,060
3.750%, 08/25/58 (144A) (a)	3,109,627	3,064,207
3.850%, 04/25/58 (144A)	2,885,583	2,921,704

Asset-Backed - Other—(Continued)
Ajax Mortgage Loan Trust
3.950%, 10/25/58 (144A) (a)	1,705,543	1,713,644
4.250%, 09/25/59 (144A) (j)	432,000	421,575
4.250%, 11/25/59 (144A) (j)	400,000	389,972
4.375%, 06/25/57 (144A) (a)	3,818,806	3,911,430
4.375%, 06/25/58 (144A) (a)	1,291,038	1,307,370
4.375%, 11/25/58 (144A) (a)	4,398,519	4,512,838
4.875%, 09/25/59 (144A) (i)	570,000	565,848
5.250%, 06/25/57 (144A) (a)	567,000	587,545
5.250%, 08/25/57 (144A) (a)	440,000	440,928
5.250%, 06/25/58 (144A) (a)	230,000	237,974
5.250%, 11/25/58 (144A) (a)	667,953	691,110
Allegro CLO, Ltd.
3.046%, 3M LIBOR + 1.080%, 10/21/28 (144A) (a)	1,370,000	1,369,315
3.151%, 3M LIBOR + 1.150%, 01/15/30 (144A) (a)	1,550,000	1,547,531
3.241%, 3M LIBOR + 1.240%, 10/16/30 (144A) (a)	400,000	398,026
3.701%, 3M LIBOR + 1.700%, 01/15/30 (144A) (a)	600,000	599,394
ALM, Ltd.
2.604%, 3M LIBOR + 1.250%, 10/18/27 (144A) (a)	900,000	900,020
2.891%, 3M LIBOR + 0.890%, 04/16/27 (144A) (a)	297,852	297,740
2.913%, 3M LIBOR + 0.910%, 10/18/27 (144A) (a)	1,450,000	1,449,284
3.401%, 3M LIBOR + 1.400%, 07/15/26 (144A) (a)	1,055,000	1,045,938
3.411%, 3M LIBOR + 1.410%, 10/15/28 (144A) (a)	790,000	789,728
3.491%, 3M LIBOR + 1.490%, 10/15/28 (144A) (a)	2,310,000	2,309,522
3.501%, 3M LIBOR + 1.500%, 07/15/27 (144A) (a)	1,810,000	1,796,295
3.651%, 3M LIBOR + 1.650%, 04/16/27 (144A) (a)	1,385,000	1,371,233
3.901%, 3M LIBOR + 1.900%, 07/15/27 (144A) (a)	720,000	713,338
AMMC CLO, Ltd.
3.101%, 3M LIBOR + 1.200%, 11/10/30 (144A) (a)	500,000	499,336
3.601%, 3M LIBOR + 1.600%, 04/14/29 (144A) (a)	250,000	248,844
Anchorage Capital CLO, Ltd.
3.236%, 3M LIBOR + 1.250%, 10/13/30 (144A) (a)	835,000	834,577
3.271%, 3M LIBOR + 1.270%, 07/15/30 (144A) (a)	710,000	708,620
3.301%, 3M LIBOR + 1.300%, 10/15/27 (144A) (a)	1,130,000	1,124,248
3.436%, 3M LIBOR + 1.500%, 01/28/31 (144A) (a)	1,270,000	1,252,685
3.451%, 3M LIBOR + 1.450%, 01/15/30 (144A) (a)	2,410,000	2,396,494
3.536%, 3M LIBOR + 1.600%, 07/28/28 (144A) (a)	1,050,000	1,045,402
3.701%, 3M LIBOR + 1.700%, 10/15/27 (144A) (a)	250,000	249,167
3.786%, 3M LIBOR + 1.850%, 01/28/31 (144A) (a)	1,390,000	1,339,489
3.851%, 3M LIBOR + 1.850%, 01/15/30 (144A) (a)	1,010,000	978,623
4.136%, 3M LIBOR + 2.150%, 10/13/30 (144A) (a)	590,000	578,835
Apidos CLO 2.946%, 3M LIBOR + 0.980%, 01/19/25 (144A) (a)	3,408	3,406
Arbor Realty Collateralized Loan Obligation, Ltd. 2.730%, 1M LIBOR + 0.990%, 12/15/27 (144A) (a)	1,200,000	1,199,260
Arbor Realty Commercial Real Estate Notes, Ltd. 2.730%, 1M LIBOR + 0.990%, 08/15/27 (144A) (a)	570,000	569,655
Ares CLO, Ltd. 3.171%, 3M LIBOR + 1.170%, 10/15/30 (144A) (a)	390,000	389,360
Atrium 3.603%, 3M LIBOR + 1.650%, 04/22/27 (144A) (a)	1,119,000	1,114,238
Avery Point CLO, Ltd.
2.982%, 3M LIBOR + 0.980%, 07/17/26 (144A) (a)	740,946	740,581
3.040%, 3M LIBOR + 1.100%, 04/25/26 (144A) (a)	3,997,786	3,995,955
3.141%, 3M LIBOR + 1.140%, 01/15/28 (144A) (a)	1,740,000	1,737,275

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
B2R Mortgage Trust 3.336%, 11/15/48 (144A)	143,659	$144,070
Babson CLO, Ltd.
3.156%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	870,000	869,556
3.366%, 3M LIBOR + 1.400%, 01/20/31 (144A) (a)	250,000	246,207
Battalion CLO, Ltd. 3.186%, 3M LIBOR + 1.250%, 01/24/29 (144A) (a)	5,660,000	5,659,926
BDS, Ltd. 3.137%, 1M LIBOR + 1.400%, 12/15/35 (144A) (a)	1,270,000	1,272,822
Benefit Street Partners CLO, Ltd.
2.783%, 3M LIBOR + 0.780%, 07/18/27 (144A) (a)	787,811	787,822
3.056%, 3M LIBOR + 1.090%, 04/20/31 (144A) (a)	440,000	437,084
3.066%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	2,000,000	1,994,784
3.243%, 3M LIBOR + 1.240%, 10/18/29 (144A) (a)	3,800,000	3,799,274
BlueMountain CLO, Ltd.
3.133%, 3M LIBOR + 1.180%, 10/22/30 (144A) (a)	760,000	759,995
3.196%, 3M LIBOR + 1.230%, 01/20/29 (144A) (a)	1,570,000	1,570,027
Bowman Park CLO, Ltd. 3.090%, 3M LIBOR + 1.180%, 11/23/25 (144A) (a)	668,432	668,535
C-BASS Trust 1.952%, 1M LIBOR + 0.160%, 10/25/36 (a)	249,109	189,454
Carlyle Global Market Strategies CLO, Ltd.
2.893%, 3M LIBOR + 0.890%, 01/18/29 (144A) (a)	510,000	508,140
2.972%, 3M LIBOR + 0.970%, 04/17/31 (144A) (a)	970,000	960,923
2.986%, 3M LIBOR + 1.050%, 07/27/31 (144A) (a)	4,100,000	4,088,422
3.536%, 3M LIBOR + 1.600%, 07/28/28 (144A) (a)	640,000	641,629
Carlyle U.S. CLO, Ltd. 3.181%, 3M LIBOR + 1.180%, 01/15/30 (144A) (a)	1,550,000	1,549,214
Carrington Mortgage Loan Trust
1.952%, 1M LIBOR + 0.160%, 10/25/36 (a)	381,939	354,406
2.012%, 1M LIBOR + 0.220%, 10/25/36 (a)	730,000	615,207
2.032%, 1M LIBOR + 0.240%, 08/25/36 (a)	4,800,000	3,780,781
CBAM, Ltd.
3.216%, 3M LIBOR + 1.250%, 07/20/30 (144A) (a)	2,000,000	2,000,092
3.752%, 3M LIBOR + 1.750%, 10/17/29 (144A) (a)	1,020,000	1,018,968
CDO Repack SPC, Ltd. 1.000%, 05/20/30 (144A)	550,000	586,938
Cedar Funding CLO, Ltd.
2.946%, 3M LIBOR + 0.980%, 04/20/31 (144A) (a)	380,000	377,351
3.056%, 3M LIBOR + 1.090%, 10/20/28 (144A) (a)	3,680,000	3,677,170
3.102%, 3M LIBOR + 1.100%, 07/17/31 (144A) (a)	770,000	765,430
3.115%, 3M LIBOR + 1.230%, 06/09/30 (144A) (a)	434,000	434,027
3.252%, 3M LIBOR + 1.250%, 10/17/30 (144A) (a)	5,150,000	5,147,461
Cent CLO, Ltd. 3.071%, 3M LIBOR + 1.070%, 10/15/26 (144A) (a)	1,130,000	1,129,216
Chase Funding Trust 6.333%, 04/25/32 (i)	236,470	239,420
CIFC Funding, Ltd.
3.003%, 3M LIBOR + 1.000%, 04/18/31 (144A) (a)	589,000	582,686
3.751%, 3M LIBOR + 1.750%, 07/16/30 (144A) (a)	250,000	250,545
Citicorp Residential Mortgage Trust 5.059%, 06/25/37 (i)	1,030,000	1,001,003
Citigroup Mortgage Loan Trust, Inc. 2.112%, 1M LIBOR + 0.320%, 11/25/36 (a)	990,000	880,706
Countrywide Asset-Backed Certificates
1.952%, 1M LIBOR + 0.160%, 12/25/35 (a)	1,568,520	1,551,853

Asset-Backed - Other—(Continued)
Countrywide Asset-Backed Certificates
2.012%, 1M LIBOR + 0.220%, 12/25/25 (a)	54,818	62,813
Countrywide Asset-Backed Certificates Trust
1.952%, 1M LIBOR + 0.160%, 09/25/46 (a)	96,737	95,392
4.470%, 05/25/36 (a)	299,666	303,604
4.730%, 04/25/36 (a)	1,215,120	1,199,083
Countrywide Revolving Home Equity Loan Resecuritization Trust 2.040%, 1M LIBOR + 0.300%, 12/15/33 (144A) (a)	448,072	410,037
Countrywide Revolving Home Equity Loan Trust
1.890%, 1M LIBOR + 0.150%, 11/15/36 (a)	603,754	516,767
1.920%, 1M LIBOR + 0.180%, 05/15/35 (a)	254,812	247,422
Credit-Based Asset Servicing & Securitization LLC 3.319%, 12/25/36 (i)	188,526	172,715
Dorchester Park CLO DAC 3.416%, 3M LIBOR + 1.450%, 04/20/28 (144A) (a)	934,000	925,440
Dryden CLO, Ltd. 3.121%, 3M LIBOR + 1.120%, 01/15/31 (144A) (a)	6,020,000	6,001,681
Dryden Senior Loan Fund
2.886%, 3M LIBOR + 0.900%, 10/15/27 (144A) (a)	1,630,000	1,626,489
3.110%, 3M LIBOR + 1.200%, 08/15/30 (144A) (a)	2,205,000	2,203,917
3.836%, 3M LIBOR + 1.850%, 10/15/27 (144A) (a)	660,000	651,800
Elm CLO, Ltd.
3.172%, 3M LIBOR + 1.170%, 01/17/29 (144A) (a)	4,180,000	4,181,555
3.752%, 3M LIBOR + 1.750%, 01/17/29 (144A) (a)	490,000	490,210
First Franklin Mortgage Loan Trust
1.932%, 1M LIBOR + 0.140%, 12/25/36 (a)	4,987,646	2,855,833
1.942%, 1M LIBOR + 0.150%, 12/25/36 (a)	2,821,023	2,567,849
2.002%, 1M LIBOR + 0.210%, 12/25/36 (a)	9,175,086	5,324,364
Flatiron CLO, Ltd. 2.891%, 3M LIBOR + 0.890%, 04/15/27 (144A) (a)	838,552	838,566
Fremont Home Loan Trust 1.932%, 1M LIBOR + 0.140%, 02/25/37 (a)	2,240,760	1,679,063
Galaxy CLO, Ltd.
3.216%, 3M LIBOR + 1.280%, 04/24/29 (144A) (a)	606,000	605,862
3.590%, 3M LIBOR + 1.680%, 11/15/26 (144A) (a)	430,000	428,778
GE-WMC Asset-Backed Pass-Through Certificates
2.042%, 1M LIBOR + 0.250%, 12/25/35 (a)	145,077	144,185
Highbridge Loan Management, Ltd. 2.891%, 3M LIBOR + 1.000%, 02/05/31 (144A) (a)	1,390,000	1,379,439
HPS Loan Management, Ltd. 3.106%, 3M LIBOR + 1.140%, 01/20/28 (144A) (a)	1,020,000	1,019,994
ICG U.S. CLO, Ltd. 3.106%, 3M LIBOR + 1.140%, 10/19/28 (144A) (a)	1,315,000	1,314,349
Invitation Homes Trust 3.737%, 1M LIBOR + 2.000%, 07/17/37 (144A) (a)	712,107	714,337
KKR CLO, Ltd. 3.216%, 3M LIBOR + 1.250%, 01/20/29 (144A) (a)	802,000	801,990
Knollwood CDO, Ltd. 5.227%, 3M LIBOR + 3.200%, 01/10/39 (144A) (a) (k) (j)	952,616	95
LCM, Ltd.
3.006%, 3M LIBOR + 1.040%, 10/20/27 (144A) (a)	1,010,000	1,009,501
3.036%, 3M LIBOR + 1.070%, 01/20/31 (144A) (a)	2,590,000	2,576,957
Legacy Mortgage Asset Trust
3.375%, 02/25/59 (144A) (a)	2,210,400	2,219,290

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Legacy Mortgage Asset Trust
4.000%, 12/28/54 (144A) (a)	2,372,064	$2,389,980
Lehman ABS Mortgage Loan Trust 1.882%, 1M LIBOR + 0.090%, 06/25/37 (144A) (a)	192,650	138,467
Lendmark Funding Trust 2.780%, 04/20/28 (144A)	2,630,000	2,619,700
Litigation Fee Residual Funding LLC 4.000%, 10/30/27 (144A) (k) (j)	1,770,639	1,764,595
LoanCore Issuer, Ltd. 2.870%, 1M LIBOR + 1.130%, 05/15/28 (144A) (a)	720,000	720,344
Long Beach Mortgage Loan Trust
1.902%, 1M LIBOR + 0.110%, 10/25/36 (a)	535,109	221,360
1.942%, 1M LIBOR + 0.150%, 06/25/36 (a)	593,466	315,346
1.952%, 1M LIBOR + 0.160%, 05/25/36 (a)	3,454,857	1,579,352
1.952%, 1M LIBOR + 0.160%, 10/25/36 (a)	2,126,306	888,887
1.952%, 1M LIBOR + 0.160%, 11/25/36 (a)	2,559,238	1,207,274
1.972%, 1M LIBOR + 0.180%, 03/25/46 (a)	1,101,842	885,010
2.012%, 1M LIBOR + 0.220%, 11/25/36 (a)	753,063	359,169
2.052%, 1M LIBOR + 0.260%, 05/25/36 (a)	2,399,204	1,127,648
Madison Park Funding, Ltd.
2.916%, 3M LIBOR + 0.950%, 04/19/30 (144A) (a)	1,330,000	1,327,461
2.975%, 3M LIBOR + 1.200%, 07/29/30 (144A) (a)	2,030,000	2,030,085
3.156%, 3M LIBOR + 1.190%, 10/21/30 (144A) (a)	5,000,000	4,997,450
3.186%, 3M LIBOR + 1.220%, 01/20/29 (144A) (a)	2,260,000	2,258,904
3.770%, 01/22/28 (144A)	1,320,000	1,318,565
Marble Point CLO, Ltd. 3.183%, 3M LIBOR + 1.180%, 12/18/30 (144A) (a)	580,000	575,796
Mariner Finance Issuance Trust
2.960%, 07/20/32 (144A)	3,470,000	3,486,310
3.510%, 07/20/32 (144A)	560,000	560,627
4.010%, 07/20/32 (144A)	490,000	490,649
MCM Capital LLC
Zero Coupon, 05/28/58 (144A)	2,407,240	336,773
4.000%, 05/28/58 (144A)	617,246	621,947
Merrill Lynch First Franklin Mortgage Loan Trust 2.032%, 1M LIBOR + 0.240%, 05/25/37 (a)	10,103,742	7,511,922
Mill City Solar Loan, Ltd. 3.690%, 07/20/43 (144A)	1,966,894	1,986,784
Mosaic Solar Loan Trust 2.880%, 09/20/40 (144A)	306,187	305,815
Mountain Hawk II CLO, Ltd. 3.566%, 3M LIBOR + 1.600%, 07/20/24 (144A) (a)	1,138,000	1,138,097
MP CLO, Ltd.
3.216%, 3M LIBOR + 1.250%, 10/20/30 (144A) (a)	1,010,000	1,005,488
Neuberger Berman Loan Advisers CLO, Ltd. 3.173%, 3M LIBOR + 1.170%, 10/18/30 (144A) (a)	1,770,000	1,768,395
Nomura Asset Acceptance Corp. Alternative Loan Trust 2.192%, 1M LIBOR + 0.400%, 10/25/36 (144A) (a)	285,142	267,230
OCP CLO, Ltd.
2.756%, 3M LIBOR + 0.820%, 10/26/27 (144A) (a)	270,000	269,699
3.016%, 3M LIBOR + 1.080%, 04/26/31 (144A) (a)	160,000	158,864
3.123%, 3M LIBOR + 1.120%, 10/18/28 (144A) (a)	2,366,000	2,364,817
3.261%, 3M LIBOR + 1.260%, 07/15/30 (144A) (a)	3,270,000	3,268,385
3.849%, 3M LIBOR + 1.950%, 11/20/30 (144A) (a)	250,000	245,384
Octagon Investment Partners, Ltd.
2.940%, 3M LIBOR + 1.000%, 01/25/31 (144A) (a)	3,420,000	3,397,955

Asset-Backed - Other—(Continued)
Octagon Investment Partners, Ltd.
2.961%, 3M LIBOR + 0.960%, 04/16/31 (144A) (a)	2,210,000	2,190,333
3.022%, 3M LIBOR + 1.020%, 07/17/30 (144A) (a)	3,370,000	3,343,465
3.156%, 3M LIBOR + 1.190%, 01/20/31 (144A) (a)	430,000	428,678
OFSI Fund, Ltd.
2.903%, 3M LIBOR + 0.900%, 10/18/26 (144A) (a)	389,161	389,203
3.131%, 3M LIBOR + 1.130%, 03/20/25 (144A) (a)	3,844,764	3,845,083
OHA Loan Funding, Ltd. 2.950%, 3M LIBOR + 1.040%, 05/23/31 (144A) (a)	5,670,000	5,642,773
OneMain Financial Issuance Trust 3.140%, 10/14/36 (144A)	3,280,000	3,252,826
OZLM Funding, Ltd. 3.203%, 3M LIBOR + 1.250%, 10/22/30 (144A) (a)	10,705,000	10,630,996
OZLM, Ltd.
3.206%, 3M LIBOR + 1.220%, 11/22/30 (144A) (a)	690,000	688,800
3.456%, 3M LIBOR + 1.490%, 01/20/29 (144A) (a)	1,950,000	1,949,973
3.866%, 3M LIBOR + 1.900%, 01/20/31 (144A) (a)	320,000	310,565
4.003%, 3M LIBOR + 1.700%, 01/15/29 (144A) (a)	2,570,000	2,561,581
4.066%, 3M LIBOR + 2.100%, 01/20/29 (144A) (a)	810,000	808,881
Palmer Square CLO, Ltd.
3.033%, 3M LIBOR + 1.030%, 04/18/31 (144A) (a)	1,040,000	1,030,849
3.101%, 3M LIBOR + 1.100%, 07/16/31 (144A) (a)	1,240,000	1,233,119
3.115%, 3M LIBOR + 1.220%, 05/21/29 (144A) (a)	2,600,000	2,600,187
3.132%, 3M LIBOR + 1.130%, 01/17/31 (144A) (a)	1,312,000	1,311,987
3.260%, 3M LIBOR + 1.350%, 08/15/26 (144A) (a)	945,000	943,565
3.545%, 3M LIBOR + 1.650%, 05/21/29 (144A) (a)	570,000	568,088
Parallel Ltd. 3.716%, 3M LIBOR + 1.750%, 07/20/27 (144A) (a)	350,000	341,768
Progress Residential Trust
2.768%, 08/17/34 (144A)	926,607	927,305
4.778%, 03/17/35 (144A)	120,000	122,113
6.643%, 11/12/32 (144A)	250,000	249,683
Race Point CLO, Ltd. 3.211%, 3M LIBOR + 1.210%, 10/15/30 (144A) (a)	1,170,000	1,169,406
Regatta VI Funding, Ltd. 3.046%, 3M LIBOR + 1.080%, 07/20/28 (144A) (a)	2,910,000	2,908,516
Regional Management Issuance Trust 3.050%, 11/15/28 (144A)	2,750,000	2,751,447
Republic FInance Issuance Trust 3.430%, 11/22/27 (144A)	3,210,000	3,203,297
Riserva CLO, Ltd. 3.143%, 3M LIBOR + 1.140%, 10/18/28 (144A) (a)	1,110,000	1,109,727
Rockford Tower CLO, Ltd.
3.156%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	2,590,000	2,583,199
3.371%, 3M LIBOR + 1.370%, 04/15/29 (144A) (a)	3,550,000	3,550,142
3.751%, 3M LIBOR + 1.750%, 10/15/29 (144A) (a)	1,590,000	1,592,364
3.801%, 3M LIBOR + 1.800%, 04/15/29 (144A) (a)	1,500,000	1,500,018
4.301%, 3M LIBOR + 2.300%, 10/15/29 (144A) (a)	310,000	309,830
RR 3, Ltd. 3.091%, 3M LIBOR + 1.090%, 01/15/30 (144A) (a)	560,000	556,418
RR 6, Ltd. 3.251%, 3M LIBOR + 1.250%, 04/15/30 (144A) (a)	2,360,000	2,359,106
SG Mortgage Securities Trust 2.002%, 1M LIBOR + 0.210%, 10/25/36 (a)	570,000	469,836
Silver Creek CLO, Ltd. 3.206%, 3M LIBOR + 1.240%, 07/20/30 (144A) (a)	1,330,000	1,326,751

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Sound Point CLO II, Ltd. 3.006%, 3M LIBOR + 1.070%, 01/26/31 (144A) (a)	500,000	$496,287
Sound Point CLO XIV, Ltd. 3.084%, 3M LIBOR + 1.150%, 01/23/29 (144A) (a)	2,140,000	2,139,987
Sound Point CLO, Ltd. 3.401%, 3M LIBOR + 1.400%, 04/15/32 (144A) (a)	4,840,000	4,817,475
Soundview Home Loan Trust 2.587%, 1M LIBOR + 0.795%, 01/25/35 (a)	20,114	19,529
Steele Creek CLO, Ltd. 3.251%, 3M LIBOR + 1.250%, 01/15/30 (144A) (a)	670,000	669,934
Symphony CLO, Ltd.
3.031%, 3M LIBOR + 1.030%, 10/15/25 (144A) (a)	5,127,988	5,128,500
3.084%, 3M LIBOR + 1.150%, 01/23/28 (144A) (a)	950,000	950,019
TCI-Flatiron CLO,Ltd. 3.104%, 3M LIBOR + 1.200%, 11/18/30 (144A) (a)	1,080,000	1,077,331
TIAA CLO, Ltd.
3.151%, 3M LIBOR + 1.150%, 01/16/31 (144A) (a)	571,000	568,783
3.246%, 3M LIBOR + 1.280%, 04/20/29 (144A) (a)	900,000	899,563
TICP CLO, Ltd. 3.701%, 3M LIBOR + 1.700%, 01/15/29 (144A) (a)	1,270,000	1,270,317
Towd Point Mortgage Trust
4.250%, 11/25/58 (144A) (a)	840,000	861,233
4.500%, 11/25/58 (144A) (a)	2,110,000	2,184,405
Tricon American Homes Trust
4.564%, 05/17/37 (144A)	260,000	270,210
4.960%, 05/17/37 (144A)	180,000	187,591
5.104%, 01/17/36 (144A)	340,000	351,244
Venture CLO, Ltd. 3.073%, 3M LIBOR + 1.070%, 07/18/31 (144A) (a)	420,000	416,744
Vericrest Opportunity Loan Trust 3.967%, 02/25/49 (144A) (i)	369,841	370,888
Voya CLO, Ltd. 3.131%, 3M LIBOR + 1.130%, 10/15/30 (144A) (a)	1,020,000	1,018,773
Washington Mutural Asset-Backed Certificates Trust
1.947%, 1M LIBOR + 0.155%, 10/25/36 (a)	844,410	689,410
1.972%, 1M LIBOR + 0.180%, 09/25/36 (a)	2,186,347	1,002,578
Westcott Park CLO, Ltd. 3.176%, 3M LIBOR + 1.210%, 07/20/28 (144A) (a)	1,370,000	1,369,984
York CLO, Ltd.
2.727%, 3M LIBOR + 1.630%, 01/20/30 (144A) (a)	800,000	800,302
3.216%, 3M LIBOR + 1.250%, 10/20/29 (144A) (a)	630,000	629,694
3.716%, 3M LIBOR + 1.750%, 10/20/29 (144A) (a)	850,000	849,138

		334,570,036

Asset-Backed - Student Loan—0.2%
Scholar Funding Trust 2.455%, 1M LIBOR + 0.650%, 01/30/45 (144A) (a)	4,028,122	3,924,740
SLM Private Credit Student Loan Trust
2.224%, 3M LIBOR + 0.330%, 03/15/24 (a)	2,030,225	2,019,944
SMB Private Education Loan Trust 3.500%, 12/17/40 (144A)	1,340,000	1,345,600

		7,290,284

Total Asset-Backed Securities (Cost $384,232,144)		386,645,451

Mortgage-Backed Securities—5.4%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—1.7%
Alternative Loan Trust
0.351%, 11/25/36	10	10
1.932%, 1M LIBOR + 0.140%, 04/25/47 (a)	730,718	679,622
1.955%, 1M LIBOR + 0.190%, 03/20/47 (a)	1,555,419	1,337,593
1.965%, 1M LIBOR + 0.200%, 07/20/46 (a)	2,614,308	1,918,155
1.982%, 1M LIBOR + 0.190%, 10/25/46 (a)	989,395	957,101
2.022%, 1M LIBOR + 0.230%, 11/25/36 (a)	540,347	446,615
2.142%, 1M LIBOR + 0.350%, 06/25/35 (a)	1,358,338	1,182,964
2.392%, 1M LIBOR + 0.600%, 01/25/36 (a)	537,017	504,064
3.969%, 12M MTA + 1.730%, 11/25/46 (a)	2,795,265	2,473,478
5.500%, 04/25/37	808,200	644,902
6.000%, 04/25/37	130,758	90,860
6.000%, 05/25/37	2,757,047	1,894,333
American Home Mortgage Assets Trust
3.159%, 12M MTA + 0.920%, 11/25/46 (a)	283,882	136,544
3.179%, 12M MTA + 0.940%, 10/25/46 (a)	474,328	422,078
APS Resecuritization Trust
4.392%, 1M LIBOR + 2.600%, 04/27/47 (144A) (a)	467,103	473,320
4.642%, 1M LIBOR + 2.850%, 09/27/46 (144A) (a)	2,331,019	2,398,841
Ari Investments LLC 4.480%, 01/06/25	925,080	925,080
Banc of America Alternative Loan Trust 5.500%, 10/25/35	1,003,046	1,010,597
Bear Stearns Asset-Backed Securities Trust
6.250%, 12/25/35 (i)	1,953,970	1,905,840
6.250%, 02/25/36 (i)	2,702,276	2,467,548
Chase Mortgage Finance Trust 6.000%, 12/25/37	8,336,114	6,022,531
Countrywide Home Loan Mortgage Pass-Through Trust 3.199%, 12M MTA + 0.960%, 04/25/46 (a)	3,829,157	1,798,994
Credit Suisse Mortgage Capital Certificates
2.068%, 1M LIBOR + 0.180%, 03/27/36 (144A) (a)	1,979,625	1,666,958
3.830%, 08/26/58 (144A)	1,520,050	1,531,930
6.500%, 10/27/37 (144A)	2,615,084	1,439,451
CSFB Mortgage-Backed Pass-Through Certificates 3.142%, 1M LIBOR + 1.350%, 11/25/35 (a)	446,727	128,935
Deutsche ALT-A Securities Mortgage Loan Trust 1.962%, 1M LIBOR + 0.170%, 08/25/47 (a)	451,661	318,237
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2.200%, 1M LIBOR + 0.500%, 01/27/37 (144A) (a)	51,820	49,842
Finance of America Structured Securities Trust 6.000%, 09/25/28 (144A) (a)	596,000	591,947
GreenPoint Mortgage Funding Trust 4.239%, 12M MTA + 2.000%, 03/25/36 (a)	187,158	186,773
GSR Mortgage Loan Trust 6.000%, 07/25/37	627,742	548,931
HarborView Mortgage Loan Trust 1.969%, 1M LIBOR + 0.205%, 12/19/36 (a)	3,052,045	2,701,623
IndyMac INDX Mortgage Loan Trust 3.614%, 09/25/37 (a)	801,655	563,175
JPMorgan Alternative Loan Trust
2.002%, 1M LIBOR + 0.210%, 03/25/37 (a)	1,157,585	1,117,654
4.092%, 05/25/37 (a)	276,073	250,764

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust 6.500%, 08/25/36	251,146	$172,781
LSTAR Securities Investment Trust 3.209%, 1M LIBOR + 1.500%, 04/01/24 (144A) (a)	1,008,931	1,012,579
MASTR Resecuritization Trust 2.142%, 08/25/37 (144A) (a)	417,190	284,699
MCM Capital LLC
0.010%, 10/25/28	4,014,657	888,845
4.000%, 10/25/28 (144A) (i)	1,531,363	1,548,056
Merrill Lynch Mortgage Investors Trust 4.433%, 05/25/36 (a)	1,151,447	1,041,306
Mortgage Loan Resecuritization Trust 2.049%, 1M LIBOR + 0.340%, 04/16/36 (144A) (a)	3,441,939	3,019,109
New Residential Mortgage Loan Trust
4.250%, 12/25/57 (144A) (a)	561,878	585,196
4.335%, 02/26/24 (144A) (i)	1,817,457	1,823,316
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36 (i)	251,384	91,457
Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (k)	820,360	91,820
1.072%, 07/25/56 (144A) (a) (c)	1,094,734	133,129
4.447%, 05/25/57 (a)	167,398	88,440
4.750%, 07/25/56 (144A) (a)	540,000	549,458
4.750%, 05/25/57 (a)	150,000	154,037
Structured Adjustable Rate Mortgage Loan Trust
4.022%, 04/25/36 (a)	322,754	259,771
4.403%, 04/25/47 (a)	853,523	613,315
Structured Asset Mortgage Investments Trust
1.982%, 1M LIBOR + 0.190%, 06/25/36 (a)	1,326,499	1,288,094
2.002%, 1M LIBOR + 0.210%, 05/25/46 (a)	242,475	207,017
2.022%, 1M LIBOR + 0.230%, 02/25/36 (a)	1,684,243	1,662,400
Voyager OPTONE Delaware Trust 4.804%, 02/25/38 (144A) (a) (c)	3,528,443	1,271,067

		57,573,182

Commercial Mortgage-Backed Securities—3.7%
1211 Avenue of the Americas Trust 4.142%, 08/10/35 (144A) (a)	230,000	233,598
AOA Mortgage Trust 3.010%, 12/13/29 (144A) (a)	460,000	461,852
Ashford Hospitality Trust, Inc. 3.840%, 1M LIBOR + 2.100%, 04/15/35 (144A) (a)	178,000	177,553
Atrium Hotel Portfolio Trust
3.690%, 1M LIBOR + 1.950%, 12/15/36 (144A) (a)	1,540,000	1,537,575
4.790%, 1M LIBOR + 3.050%, 12/15/36 (144A) (a)	286,038	285,873
BAMLL Commercial Mortgage Securities Trust
3.140%, 1M LIBOR + 1.400%, 11/15/33 (144A) (a)	510,000	508,786
3.240%, 1M LIBOR + 1.500%, 11/15/32 (144A) (a)	300,000	299,988
3.596%, 04/14/33 (144A) (a)	250,000	247,095
3.606%, 08/14/34 (144A) (a)	2,470,000	2,362,573
3.740%, 1M LIBOR + 2.000%, 11/15/32 (144A) (a)	630,000	630,252
Banc of America Commercial Mortgage Trust
0.629%, 02/15/50 (a) (c)	4,070,000	167,754
1.286%, 02/15/50 (144A) (a) (c)	2,000,000	157,120

Commercial Mortgage-Backed Securities—(Continued)
Bancorp Commercial Mortgage Trust (The) 2.590%, 1M LIBOR + 0.850%, 01/15/33 (144A) (a)	443,386	442,983
BANK
0.363%, 09/15/62 (a) (c)	8,619,000	279,633
0.842%, 09/15/62 (a) (c)	2,547,414	170,855
2.960%, 11/15/62	194,000	198,722
4.035%, 08/15/61 (a)	187,000	195,753
Barclays Commercial Mortgage Trust
1.348%, 05/15/52 (a) (c)	4,726,634	482,906
3.900%, 1M LIBOR + 2.160%, 11/25/34 (144A) (a)	520,000	517,396
Bayview Commercial Asset Trust
2.042%, 1M LIBOR + 0.250%, 10/25/36 (144A) (a)	197,156	188,570
2.092%, 1M LIBOR + 0.300%, 01/25/36 (144A) (a)	110,662	106,473
2.092%, 1M LIBOR + 0.300%, 10/25/36 (144A) (a)	200,615	192,303
2.152%, 1M LIBOR + 0.360%, 04/25/36 (144A) (a)	129,290	124,545
2.242%, 1M LIBOR + 0.450%, 01/25/36 (144A) (a)	82,382	79,484
3.292%, 1M LIBOR + 1.500%, 12/25/37 (144A) (a)	720,000	685,955
BB-UBS Trust
0.596%, 11/05/36 (144A) (a) (c)	85,480,000	2,407,365
4.026%, 11/05/36 (144A) (a)	330,000	329,016
BBCMS Mortgage Trust 2.462%, 1M LIBOR + 0.722%, 03/15/37 (144A) (a)	280,000	278,596
Bear Stearns Commercial Mortgage Securities Trust 5.450%, 01/12/45 (a)	211,951	210,303
Benchmark Mortgage Trust
1.047%, 03/15/52 (a) (c)	5,787,547	454,610
1.269%, 08/15/57 (a) (c)	15,005,607	1,252,872
3.294%, 12/15/62 (144A)	852,000	826,125
4.025%, 04/10/51	620,000	683,137
BHMS Mortgage Trust 2.990%, 1M LIBOR + 1.250%, 07/15/35 (144A) (a)	780,000	779,312
BWAY Mortgage Trust
3.446%, 03/10/33 (144A)	1,495,000	1,526,493
3.454%, 03/10/33 (144A)	2,690,000	2,799,960
3.633%, 03/10/33 (144A)	600,000	610,241
BX Commercial Mortgage Trust
4.040%, 1M LIBOR + 2.300%, 10/15/36 (144A) (a)	4,290,000	4,294,020
4.076%, 12/09/41	2,019,000	2,051,970
4.390%, 1M LIBOR + 2.650%, 10/15/36 (144A) (a)	4,290,000	4,296,840
4.740%, 1M LIBOR + 3.000%, 11/15/35 (144A) (a)	3,101,000	3,103,895
BX Trust
3.202%, 12/09/41 (144A)	400,000	410,994
4.075%, 12/09/41 (144A)	2,817,000	2,721,391
BXP Trust
3.552%, 08/13/37 (144A) (a)	760,000	753,803
CCRESG Commercial Mortgage Trust 5.488%, 04/10/29 (144A) (a)	230,000	234,063
CD Commercial Mortgage Trust 3.514%, 05/10/50 (a)	10,000	10,628
3.631%, 02/10/50	350,000	374,386
5.648%, 10/15/48	294,633	301,755
CFCRE Commercial Mortgage Trust 0.726%, 05/10/58 (a) (c)	2,370,000	100,887
CFK Trust 4.637%, 01/15/39 (144A) (a)	728,000	806,896

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
CGDBB Commercial Mortgage Trust
2.530%, 1M LIBOR + 0.790%, 07/15/32 (144A) (a)	1,361,180	$1,359,900
3.340%, 1M LIBOR + 1.600%, 07/15/32 (144A) (a)	1,014,033	1,014,655
3.890%, 1M LIBOR + 2.150%, 07/15/32 (144A) (a)	1,534,753	1,530,912
CHC Commercial Mortgage Trust 3.240%, 1M LIBOR + 1.500%, 06/15/34 (144A) (a)	1,698,000	1,693,754
Citigroup Commercial Mortgage Trust
3.102%, 12/15/72	1,466,000	1,514,581
4.834%, 04/15/49 (a)	40,000	43,059
4.888%, 05/10/36 (144A)	1,107,000	1,135,469
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.060%, 02/10/35 (144A) (a) (c)	60,958,000	291,379
1.048%, 03/10/46 (a) (c)	24,140,014	584,116
3.179%, 10/10/36 (144A) (a)	270,000	267,628
3.183%, 02/10/48	513,000	531,658
3.550%, 07/15/47	546,704	570,138
3.685%, 05/10/48 (144A) (a)	2,470,000	2,470,373
3.696%, 08/10/48	320,000	340,194
3.796%, 08/10/47	540,000	572,123
3.977%, 05/10/47	1,394,000	1,482,326
4.006%, 04/10/47	400,000	425,198
4.051%, 04/10/47	1,896,000	2,011,091
4.236%, 02/10/47 (a)	320,000	341,271
4.299%, 07/10/48 (a)	1,600,000	1,668,507
4.428%, 12/10/47 (a)	420,000	440,275
4.540%, 08/10/48 (a)	1,256,000	1,304,913
5.719%, 06/10/44 (144A) (a)	147,477	149,230
Credit Suisse Mortgage Capital Certificates Trust 2.690%, 1M LIBOR + 0.950%, 12/15/30 (144A) (a)	280,000	279,649
CSAIL Commercial Mortgage Trust
0.135%, 11/15/50 (a) (c)	3,940,000	63,349
0.560%, 09/15/52 (a) (c)	4,150,000	198,920
1.370%, 09/15/52 (a) (c)	8,861,261	899,157
1.571%, 06/15/52 (a) (c)	11,772,850	1,400,809
2.500%, 09/15/52 (144A)	540,000	451,515
3.000%, 03/15/52 (144A)	347,808	312,131
3.329%, 06/15/52	620,000	649,808
3.504%, 06/15/57	320,000	334,406
3.934%, 09/15/52	692,000	704,273
4.053%, 03/15/52	996,000	1,094,523
4.192%, 06/15/57 (a)	430,000	435,402
4.237%, 06/15/52 (a)	160,000	165,947
4.980%, 03/15/52 (a)	744,740	822,123
DBJPM Mortgage Trust
1.000%, 06/10/50 (a) (c)	2,060,000	121,583
3.276%, 05/10/49	240,000	250,406
DBUBS Mortgage Trust
3.452%, 10/10/34 (144A)	850,000	885,130
3.530%, 10/10/34 (144A) (a)	1,710,000	1,697,954
Eleven Madison Trust Mortgage Trust 3.555%, 09/10/35 (144A) (a)	440,000	460,446
Exantas Capital Corp., Ltd. 3.237%, 1M LIBOR + 1.500%, 04/15/36 (144A) (a)	940,000	939,997
GPMT, Ltd. 2.665%, 1M LIBOR + 0.900%, 11/21/35 (144A) (a)	345,929	345,093

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. II
3.458%, 12/10/30 (144A) (a)	250,000	251,926
5.366%, 05/03/32 (144A)	840,000	954,189
GS Mortgage Securities Corp. Trust
2.856%, 05/10/34 (144A)	710,000	707,658
3.040%, 1M LIBOR + 1.300%, 07/15/32 (144A) (a)	80,000	79,900
3.240%, 1M LIBOR + 1.500%, 07/15/32 (144A) (a)	170,000	169,729
3.540%, 1M LIBOR + 1.800%, 07/15/32 (144A) (a)	70,000	70,000
4.240%, 1M LIBOR + 2.500%, 07/15/32 (144A) (a)	30,000	29,982
GS Mortgage Securities Trust
2.940%, 1M LIBOR + 1.200%, 06/15/38 (144A) (a)	332,000	331,892
3.000%, 08/10/50 (144A)	240,000	224,125
3.614%, 1M LIBOR + 1.875%, 06/15/36 (144A) (a)	950,000	947,985
3.805%, 10/10/35 (144A) (a)	340,000	338,036
3.806%, 11/10/52	110,000	109,729
3.931%, 09/10/47	800,000	852,946
3.980%, 02/10/48	160,000	166,359
4.410%, 07/10/48 (a)	500,000	526,746
4.529%, 04/10/47 (a)	50,000	53,045
GSCG Trust 4.118%, 09/06/34 (144A) (a)	430,000	417,191
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,222,535
Hudson Yards Mortgage Trust
3.041%, 12/10/41 (144A) (a)	930,000	820,597
3.443%, 07/10/39 (144A) (a)	511,000	498,000
IMT Trust
3.478%, 06/15/34 (144A)	540,000	560,013
3.497%, 06/15/34 (144A) (a)	570,000	574,895
JPMBB Commercial Mortgage Securities Trust
0.762%, 05/15/48 (a) (c)	1,071,284	24,798
0.851%, 09/15/47 (a) (c)	1,395,904	45,997
3.775%, 08/15/47	550,000	582,644
3.801%, 09/15/47	220,000	233,514
4.117%, 12/15/48 (144A) (a)	300,000	297,021
JPMCC Commercial Mortgage Securities Trust
3.490%, 07/15/50	320,000	338,717
4.644%, 03/15/50 (144A) (a)	650,000	671,399
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (a) (c)	2,067,000	91,875
JPMorgan Chase Commercial Mortgage Securities Trust
0.512%, 04/15/46 (a) (c)	4,900,000	81,700
0.750%, 08/15/49 (144A) (a) (c)	5,300,000	231,858
2.854%, 09/06/38 (144A) (a)	1,670,000	1,694,274
3.037%, 1M LIBOR + 1.300%, 06/15/45 (144A) (a)	125,365	125,767
3.750%, 06/13/52	232,000	232,501
3.783%, 06/05/39 (144A) (a)	336,000	337,184
3.900%, 1M LIBOR + 2.160%, 07/15/36 (144A) (a)	570,000	570,681
4.050%, 09/15/50	110,000	116,197
4.235%, 01/15/49 (a)	970,000	970,003
4.740%, 1M LIBOR + 3.000%, 07/15/36 (144A) (a)	204,000	204,325
KNDL Mortgage Trust 3.540%, 1M LIBOR + 1.800%, 05/15/36 (144A) (a)	2,728,000	2,726,420
LB-UBS Commercial Mortgage Trust 1.182%, 12/15/52 (a) (c)	7,390,000	557,213

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Lehman Brothers Small Balance Commercial Mortgage Trust 2.042%, 1M LIBOR + 0.250%, 03/25/37 (144A) (a)	375,207	$364,478
LSTAR Commercial Mortgage Trust
1.084%, 03/10/50 (144A) (a) (c)	864,006	34,240
3.149%, 04/20/48 (144A) (a)	590,000	598,570
Morgan Stanley Bank of America Merrill Lynch Trust
1.205%, 12/15/47 (144A) (a) (c)	1,810,000	89,623
3.060%, 10/15/48 (144A)	152,000	144,121
3.892%, 06/15/47	3,000,000	3,172,290
4.130%, 07/15/50 (144A) (a)	297,000	296,403
4.527%, 10/15/48 (a)	170,000	181,365
4.558%, 05/15/50 (a)	300,000	314,060
Morgan Stanley Capital Trust
1.030%, 03/15/52 (a) (c)	2,393,657	188,377
2.200%, 06/15/50 (144A) (a) (c)	1,190,000	163,982
2.546%, 06/15/50 (144A)	1,510,000	1,301,834
3.417%, 06/15/52	434,000	459,837
3.446%, 07/13/29 (144A) (a)	540,000	537,624
3.994%, 1M LIBOR + 2.244%, 12/15/36 (144A) (a)	290,000	288,912
4.031%, 05/15/48 (144A) (a)	110,000	105,213
4.031%, 05/15/48 (a)	150,000	153,823
4.071%, 03/15/52	403,000	447,148
4.177%, 07/15/51	38,000	42,199
4.290%, 1M LIBOR + 2.550%, 07/15/35 (144A) (a)	290,000	289,998
4.340%, 1M LIBOR + 2.600%, 11/15/34 (144A) (a)	1,977,000	1,977,000
Natixis Commercial Mortgage Securities Trust
2.715%, 1M LIBOR + 0.950%, 06/15/35 (144A) (a)	224,302	223,455
4.135%, 05/15/39 (144A) (a)	960,000	1,002,277
Olympic Tower Mortgage Trust
0.379%, 05/10/39 (144A) (a) (c)	13,300,000	354,259
3.945%, 05/10/39 (144A) (a)	1,049,000	1,058,781
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (a) (c) (j)	4,222,000	4
0.090%, 02/10/32 (144A) (a) (c)	21,110,000	63,963
Park Avenue Mortgage Trust
3.276%, 1M LIBOR + 1.537%, 09/15/34 (144A) (a)	500,000	500,605
3.859%, 1M LIBOR + 2.119%, 09/15/34 (144A) (a)	1,750,000	1,753,336
Park Avenue Trust
0.149%, 06/05/37 (144A) (a) (c)	5,000,000	65,720
3.657%, 06/05/37 (144A) (a)	207,000	202,678
PFP, Ltd.
2.710%, 1M LIBOR + 0.970%, 04/14/36 (144A) (a)	389,464	389,464
3.160%, 1M LIBOR + 1.420%, 04/14/36 (144A) (a)	230,000	230,000
Prima Capital CRE Securitization, Ltd.
4.000%, 08/24/40 (144A)	1,740,000	1,731,126
4.000%, 08/24/49 (144A)	260,000	265,349
UBS Commercial Mortgage Trust 1.636%, 10/15/52 (a) (c)	7,046,192	793,224
Velocity Commercial Capital Loan Trust
4.240%, 11/25/47 (144A) (a)	185,620	187,014
4.450%, 05/25/47 (144A) (a)	150,000	151,290
4.458%, 10/25/46 (a)	100,000	102,109
5.000%, 11/25/47 (144A) (a)	108,649	109,596
5.350%, 05/25/47 (144A) (a)	150,000	153,421
5.498%, 10/25/46 (a)	140,000	142,867
7.226%, 10/25/46 (a)	160,000	164,932

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
0.912%, 12/15/48 (a) (c)	1,294,889	53,329
1.262%, 08/15/49 (144A) (a) (c)	1,430,000	98,313
1.464%, 05/15/52 (a) (c)	5,428,814	554,407
2.591%, 1M LIBOR + 0.850%, 12/13/31 (144A) (a)	490,000	488,525
2.600%, 11/15/50 (144A) (a)	505,000	441,418
3.146%, 12/15/52	133,499	138,307
3.148%, 05/15/48	94,000	97,386
3.241%, 12/15/48 (144A)	483,000	431,611
3.540%, 05/15/48	260,000	274,365
3.597%, 12/15/48 (a)	35,000	34,657
3.664%, 09/15/58	400,000	425,481
3.718%, 12/15/48	190,000	202,784
3.749%, 06/15/36 (144A) (a)	270,000	288,299
3.809%, 12/15/48	630,000	675,680
3.897%, 1M LIBOR + 2.157%, 12/15/36 (144A) (a)	266,126	265,810
4.353%, 09/15/50 (144A) (a)	150,000	150,252
WF-RBS Commercial Mortgage Trust
2.687%, 1M LIBOR + 0.950%, 03/15/44 (144A) (a)	2,862	2,863
3.678%, 08/15/47	595,000	627,496
3.760%, 09/15/57 (a)	1,540,000	1,491,503

		124,191,145

Total Mortgage-Backed Securities (Cost $183,787,991)		181,764,327

Municipals—5.0%
American Municipal Power, Inc., Build America Bonds
6.449%, 02/15/44	355,000	494,334
7.834%, 02/15/41	425,000	665,116
Arizona Health Facilities Authority 2.216%, 3M LIBOR + 0.810%, 01/01/37 (a)	780,000	777,442
Bay Area Toll Bridge Authority, Build America Bonds
2.425%, 04/01/26	1,575,000	1,592,530
6.918%, 04/01/40	1,575,000	2,306,099
7.043%, 04/01/50	4,800,000	7,792,128
Berks County Industrial Development Authority 5.000%, 11/01/47	510,000	580,100
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	2,100,000	2,109,723
California Health Facilities Financing Authority
2.934%, 06/01/32	210,000	209,284
Series A 5.000%, 08/15/47	500,000	583,400
Series A2 5.000%, 08/15/33	495,000	605,479
California Pollution Control Financing Authority 5.000%, 11/21/45 (144A)	450,000	484,857
California State Public Works Board, Build America Bond 8.361%, 10/01/34	760,000	1,169,002
Canaveral Port Authority
5.000%, 06/01/45	520,000	607,578
5.000%, 06/01/48	520,000	619,289
Central Puget Sound Regional Transit Authority 5.000%, 11/01/50	510,000	590,401

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Municipals—(Continued)

Security Description	Principal Amount*	Value
Central Texas Regional Mobility Authority
5.000%, 01/01/45	350,000	$399,588
5.000%, 01/01/46	350,000	402,287
Chesapeake Bay Bridge & Tunnel District
5.000%, 07/01/41	360,000	424,220
5.000%, 07/01/51	275,000	316,209
City of New York NY
2.850%, 08/01/31	1,230,000	1,242,275
2.900%, 08/01/32	2,045,000	2,067,168
3.760%, 12/01/27	730,000	795,955
Series F1 6.271%, 12/01/37	480,000	665,962
Colorado Health Facilities Authority 5.250%, 02/01/31	325,000	339,229
Commonwealth Financing Authority
4.144%, 06/01/38	730,000	801,197
Series A 3.807%, 06/01/41	2,705,000	2,881,664
3.864%, 06/01/38	365,000	391,576
Commonwealth of Puerto Rico 8.000%, 07/01/35 (g)	2,565,000	1,631,981
Connecticut State Health & Educational Facility Authority
5.000%, 07/01/45	1,640,000	1,849,336
Dallas Area Rapid Transit
5.000%, 12/01/41	680,000	800,788
5.000%, 12/01/46	920,000	1,077,670
Dallas Fort Worth International Airport 3.144%, 11/01/45	550,000	544,341
DuBois Hospital Authority 5.000%, 07/15/43	360,000	419,386
Dutchess County Local Development Corp. 5.000%, 07/01/46	1,025,000	1,181,794
Foothill-Eastern Transportation Corridor Agency 4.094%, 01/15/49	450,000	449,258
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	373,499
Great Lakes Water Authority Water Supply System Revenue 5.250%, 07/01/33	150,000	179,691
Idaho Health Facilities Authority 5.000%, 12/01/47	320,000	378,976
Indiana Finance Authority 5.000%, 10/01/45	870,000	989,616
Indiana Housing & Community Development Authority 3.800%, 07/01/38	260,000	278,788
JobsOhio Beverage System 3.985%, 01/01/29	1,335,000	1,449,650
Lexington County Health Services District, Inc. 5.000%, 11/01/41	300,000	344,694
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	860,000	1,321,424
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	2,784,812
Louisiana Public Facilities Authority 5.000%, 07/01/48	340,000	403,189
Maryland Health & Higher Educational Facilities Authority
5.000%, 08/15/25	450,000	531,396
Maryland Health & Higher Educational Facilities Authority
5.000%, 08/15/27	280,000	328,614
Massachusetts Development Finance Agency
5.000%, 07/01/43	680,000	803,066
5.000%, 07/01/47	500,000	580,245
5.000%, 07/01/48	760,000	892,354
Massachusetts Educational Financing Authority 5.000%, 01/01/22	500,000	534,955
Massachusetts Housing Finance Agency
4.500%, 12/01/39	265,000	279,429
4.500%, 12/01/48	330,000	352,618
4.600%, 12/01/44	285,000	301,311
Massachusetts School Building Authority
Series B 2.866%, 10/15/31	1,485,000	1,491,445
2.966%, 10/15/32	925,000	929,024
Massachusetts Water Resources Authority 5.000%, 08/01/40	270,000	322,078
Metropolitan Atlanta Rapid Transit Authority 5.000%, 07/01/41	650,000	754,214
Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board
5.000%, 07/01/40	260,000	303,545
5.000%, 07/01/46	690,000	794,659
Metropolitan Transportation Authority, Build America Bonds
5.000%, 11/15/41 (AGM-CR)	410,000	502,123
6.668%, 11/15/39	170,000	241,283
6.814%, 11/15/40	330,000	468,630
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Build America Bond 7.462%, 10/01/46	560,000	902,339
Miami-Dade County, FL Aviation Revenue
2.529%, 10/01/30	1,265,000	1,227,025
3.354%, 10/01/29	195,000	201,817
3.454%, 10/01/30	355,000	368,912
3.504%, 10/01/31	330,000	343,170
4.062%, 10/01/31	495,000	536,981
5.000%, 10/01/38	1,025,000	1,178,678
5.000%, 10/01/40	500,000	594,255
Michigan Finance Authority
3.384%, 12/01/40	955,000	952,861
5.000%, 11/15/28	300,000	363,867
5.000%, 11/15/41	330,000	386,849
5.000%, 12/01/47	1,410,000	1,564,959
Michigan State Housing Development Authority
3.550%, 10/01/33	300,000	320,436
4.000%, 10/01/43	290,000	311,399
4.050%, 10/01/48	140,000	149,724
4.150%, 10/01/53	690,000	735,133
Mississippi State Hospital Equipment & Facilities Authority, Baptist Memorial Health Care 5.000%, 09/01/46	630,000	703,811
Missouri State Health & Educational Facilities Authority Revenue 5.000%, 11/15/29	340,000	408,714
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	476,000	640,924

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Municipals—(Continued)

Security Description	Principal Amount*	Value
New Hope Cultural Education Facilities Finance Corp. 5.000%, 08/15/47	380,000	$446,831
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	492,000	771,781
New Jersey Transportation Trust Fund Authority
4.131%, 06/15/42	520,000	515,798
5.000%, 06/15/29	380,000	444,566
Series C 5.754%, 12/15/28	815,000	936,932
New Orleans Aviation Board 5.000%, 01/01/40	530,000	596,372
New York City Housing Development Corp.
3.700%, 11/01/38	320,000	339,658
3.850%, 11/01/43	950,000	1,004,615
4.000%, 11/01/53	1,010,000	1,065,378
New York City Transitional Finance Authority Building Aid Revenue 5.000%, 07/15/40	370,000	433,618
New York City Transitional Finance Authority Future Tax Secured Revenue
3.050%, 05/01/27	1,670,000	1,735,681
3.550%, 05/01/25	1,475,000	1,573,309
3.650%, 11/01/24	945,000	994,149
3.750%, 11/01/25	945,000	993,403
3.900%, 08/01/31	1,310,000	1,418,075
Series C 3.350%, 11/01/30	1,495,000	1,564,966
New York City Water & Sewer System
5.375%, 06/15/43	2,360,000	2,455,662
5.500%, 06/15/43	2,825,000	2,947,096
5.882%, 06/15/44	270,000	393,196
New York City Water & Sewer System, Build America Bonds
5.440%, 06/15/43	505,000	694,173
5.750%, 06/15/41	675,000	945,378
New York Convention Center Development Corp. 5.000%, 11/15/40	370,000	435,634
New York State Dormitory Authority
3.190%, 02/15/43	880,000	883,212
Series B 3.142%, 07/01/43	650,000	644,436
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	355,000	446,792
New York State Urban Development Corp.
3.120%, 03/15/25	660,000	688,420
3.250%, 03/15/25	640,000	671,296
3.320%, 03/15/29	1,285,000	1,343,879
Series B 2.350%, 03/15/27	1,265,000	1,262,192
New York Transportation Development Corp.
5.000%, 07/01/46	340,000	377,927
5.250%, 01/01/50	2,060,000	2,307,591
North Carolina Turnpike Authority 5.000%, 01/01/35	360,000	442,969
Orange County Local Transportation Authority, Build America Bond 6.908%, 02/15/41	1,420,000	2,052,468
Oregon School Boards Association
4.759%, 06/30/28	1,850,000	2,064,230
Series B 5.550%, 06/30/28	1,735,000	2,053,043
5.680%, 06/30/28	1,235,000	1,480,802
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	510,000	582,527
Pennsylvania Turnpike Commission 5.000%, 12/01/46	320,000	370,621
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,290,000	1,581,024
4.960%, 08/01/46	1,585,000	2,047,281
Port of Seattle 5.000%, 05/01/43	260,000	301,644
Regents of the University of California Medical Center Pooled Revenue, Build America Bond 6.583%, 05/15/49	1,455,000	2,094,924
Riverside, CA, Electric Revenue, Build America Bond 7.605%, 10/01/40	525,000	839,480
Royal Oak Hospital Finance Authority 5.000%, 09/01/39	450,000	504,054
Sacramento County Sanitation Districts Financing Authority 1.808%, 3M LIBOR + 0.530%, 12/01/35 (a)	2,220,000	2,123,652
Salt River Arizona Project Agricultural Improvement & Power District 5.000%, 12/01/45	1,620,000	1,888,418
San Antonio Water System
5.000%, 05/15/39	530,000	611,456
San Antonio, TX Electric & Gas Systems Revenue, Build America Bond 5.808%, 02/01/41	875,000	1,203,291
San Diego Public Facilities Financing Authority 5.000%, 05/15/39	475,000	566,742
San Jose Redevelopment Agency Successor Agency
2.958%, 08/01/24	1,195,000	1,237,912
3.176%, 08/01/26	470,000	492,762
South Carolina Public Service Authority 2.388%, 12/01/23	1,195,000	1,197,641
State of California
3.349%, 07/01/29	1,385,000	1,473,820
4.600%, 04/01/38	3,765,000	4,171,620
5.000%, 05/15/32	450,000	535,869
Series B 2.650%, 04/01/26	2,495,000	2,552,385
State of California General Obligation Unlimited, Build America Bonds
7.300%, 10/01/39	860,000	1,313,237
7.350%, 11/01/39	300,000	460,836
7.500%, 04/01/34	1,125,000	1,694,070
7.550%, 04/01/39	1,375,000	2,205,527
State of Connecticut
Series A 3.310%, 01/15/26	1,445,000	1,515,299
5.850%, 03/15/32	1,240,000	1,596,810
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	3,244,870
State of Massachusetts 2.900%, 09/01/49	960,000	906,115

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Missouri
3.086%, 09/15/51	1,075,000	$1,019,949
3.651%, 01/15/46	170,000	181,813
State of New Jersey 3.270%, 05/01/43	490,000	484,909
State of New York 2.800%, 02/15/32	1,120,000	1,131,592
State of Ohio 5.000%, 05/01/37	760,000	884,146
State of Oregon 5.892%, 06/01/27	1,900,000	2,251,823
State of Washington General Obligation Unlimited
5.000%, 08/01/40	1,300,000	1,525,637
5.000%, 08/01/41	400,000	480,400
State of Wisconsin
3.154%, 05/01/27	690,000	716,282
5.000%, 05/01/36	490,000	571,227
5.000%, 05/01/38	500,000	581,155
Sumter Landing Community Development District 4.172%, 10/01/47	385,000	426,160
Tennessee Housing Development Agency
3.750%, 07/01/38	280,000	301,652
3.850%, 07/01/43	130,000	137,899
3.950%, 01/01/49	95,000	100,757
Texas Municipal Gas Acquisition & Supply Corp. I 6.250%, 12/15/26	240,000	282,458
Texas Private Activity Bond Surface Transportation Corp.
5.000%, 12/31/55	170,000	188,212
5.000%, 06/30/58	1,650,000	1,922,448
Tobacco Settlement Finance Authority
7.467%, 06/01/47	1,175,000	1,220,837
Tobacco Settlement Financing Corp. 6.706%, 06/01/46	270,000	260,051
TSASC, Inc. 5.000%, 06/01/41	560,000	627,189
University of California CA, Revenue
3.063%, 07/01/25	665,000	696,355
4.601%, 05/15/31	650,000	742,794
4.858%, 05/15/12	239,000	294,644
5.770%, 05/15/43	920,000	1,219,294
University of Texas 2.836%, 05/15/27	805,000	829,561
Virginia Small Business Financing Authority
5.000%, 12/31/52	710,000	808,725
5.000%, 12/31/56	720,000	817,524
Water Revenue Authority of Georgia, Build America Bond 5.000%, 11/01/40	250,000	290,898
West Virginia Hospital Finance Authority
5.000%, 06/01/20	390,000	395,714
5.000%, 06/01/21	390,000	409,488
5.000%, 06/01/22	425,000	460,917
5.000%, 06/01/23	355,000	396,496
5.000%, 06/01/24	375,000	430,819

Total Municipals (Cost $165,558,676)		172,505,068

Foreign Government—2.7%
Security Description	Principal Amount*	Value

Sovereign—2.7%
Abu Dhabi Government International Bond 2.125%, 09/30/24 (144A)	525,000	523,189
Argentine Republic Government International Bonds
4.625%, 01/11/23	515,000	254,153
5.875%, 01/11/28	1,927,000	905,690
6.875%, 01/11/48	1,277,000	611,364
7.125%, 07/06/36	703,000	339,198
7.500%, 04/22/26	496,000	257,920
Colombia Government International Bond 3.875%, 04/25/27	8,170,000	8,639,775
Egypt Government International Bonds
5.625%, 04/16/30 (EUR)	711,000	821,560
6.375%, 04/11/31 (144A) (EUR)	632,000	758,388
6.875%, 04/30/40	415,000	418,588
7.500%, 01/31/27	514,000	572,509
8.150%, 11/20/59 (144A)	200,000	213,516
Hungary Government International Bond 5.375%, 03/25/24	2,054,000	2,314,739
Indonesia Government International Bond 4.100%, 04/24/28	1,895,000	2,054,242
Indonesia Treasury Bonds
6.625%, 05/15/33 (IDR)	5,974,000,000	396,856
7.500%, 06/15/35 (IDR)	33,557,000,000	2,418,172
8.250%, 05/15/29 (IDR)	54,125,000,000	4,202,899
8.375%, 03/15/34 (IDR)	28,764,000,000	2,216,998
8.375%, 04/15/39 (IDR)	48,499,000,000	3,738,082
Mexican Bonos
6.500%, 06/09/22 (MXN)	49,288,000	2,591,625
8.000%, 12/07/23 (MXN)	44,388,100	2,445,284
8.000%, 09/05/24 (MXN)	34,898,000	1,936,477
10.000%, 12/05/24 (MXN)	104,693,000	6,284,570
Mexico Government International Bond 4.150%, 03/28/27	11,493,000	12,314,750
Panama Government International Bond 3.875%, 03/17/28	3,307,000	3,604,630
Peruvian Government International Bond 4.125%, 08/25/27	2,856,000	3,198,749
Philippine Government International Bond 3.000%, 02/01/28	5,114,000	5,311,974
Russian Federal Bonds - OFZ
7.100%, 10/16/24 (RUB)	256,119,000	4,324,657
8.500%, 09/17/31 (RUB)	376,760,000	7,175,141
Saudi Government International Bonds
3.250%, 10/26/26	585,000	605,896
4.375%, 04/16/29	1,249,000	1,400,366
Turkey Government International Bond 7.625%, 04/26/29	1,235,000	1,363,857
Ukraine Government International Bond 9.750%, 11/01/28	1,884,000	2,289,060
Uruguay Government International Bond 4.375%, 10/27/27	3,790,000	4,189,845

Total Foreign Government (Cost $83,286,632)		90,694,719

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (l)—1.9%

Security Description	Principal Amount*	Value

Advertising—0.0%
Lamar Media Corp. Term Loan B, 3.563%, 1M LIBOR + 1.750%, 03/14/25	104,734	$105,650

Airlines—0.1%
Kestrel Bidco, Inc. Term Loan B, 4.718%, 1M LIBOR + 3.000%, 12/11/26	3,343,000	3,374,638

Building Materials—0.0%
Jeld-Wen, Inc. 1st Lien Term Loan, 3.945%, 3M LIBOR + 2.000%, 12/14/24	639,736	642,335

Commercial Services—0.4%
Caliber Home Loans, Inc. Revolver, 4.888%, 04/24/21 (m)	5,350,000	5,336,625
Interface Security Systems, LLC Term Loan, 8.799%, 1M LIBOR + 7.000%, 08/07/23 (n) (o)	1,247,000	1,212,708
Roundpoint Mortgage Servicing Corp. Revolver, 5.274%, 12M LIBOR + 3.375%, 08/08/20 (m) (n) (o)	8,397,567	8,394,208

		14,943,541

Distribution/Wholesale—0.0%
KAR Auction Services, Inc. Term Loan B6, 4.063%, 1M LIBOR + 2.250%, 09/19/26	236,528	238,645

Diversified Financial Services—0.5%
Goldman Sachs Lending Partners, LLC
Term Loan A, 3.458%, 1M LIBOR + 1.750%, 08/26/20	1,332,134	1,328,804
Term Loan B, 3.458%, 1M LIBOR + 1.900%, 08/26/20	3,148,393	3,140,522
LSTAR Securities Financing Term Loan, 3.691%, 1M LIBOR + 2.000%, 05/30/22	6,929,878	6,929,878
Pretium Mortgage Credit Partners I
Term Loan B1, 3.903%, 3M LIBOR + 2.000%, 10/21/20 (n) (o)	2,228,117	2,228,117
Term Loan B2, 3.903%, 3M LIBOR + 2.000%, 10/21/20 (n) (o)	42,416	42,416
RNTR Seer Financing Term Loan, 4.275%, 1M LIBOR + 2.375%, 12/20/21	1,840,000	1,835,400

		15,505,137

Entertainment—0.3%
18 Fremont Street Acquisition, LLC Term Loan B, 9.914%, 3M LIBOR + 8.000%, 08/09/25	2,807,182	2,821,218
Everi Payments, Inc. Term Loan B, 05/09/24 (p)	167,441	168,445

Entertainment—(Continued)
Playtika Holding Corp. Term Loan B, 7.799%, 1M LIBOR + 6.000%, 12/10/24	2,590,738	2,623,122
Spectacle Gary Holdings LLC
Delayed Draw Term Loan, 12/23/25(p)	217,095	218,994
Term Loan B, 12/23/25 (p)	2,995,905	3,022,120
Stars Group Holdings B.V. (The) Incremental Term Loan, 5.445%, 3M LIBOR + 3.500%, 07/10/25	1,213,672	1,225,900

		10,079,799

Healthcare-Services—0.1%
Acadia Healthcare Co., Inc. Term Loan B4, 4.299%, 1M LIBOR + 2.500%, 02/16/23	1,647,222	1,654,429
Select Medical Corp. Term Loan B, 4.580%, 3M LIBOR + 2.500%, 03/06/25	248,677	249,528

		1,903,957

Lodging—0.1%
Aimbridge Acquisition Co., Inc. Term Loan B, 5.542%, 1M LIBOR + 3.750%, 02/02/26	848,692	857,178
Golden Nugget, Inc. Incremental Term Loan B, 4.692%, 3M LIBOR + 2.750%, 10/04/23	998,782	1,003,662

		1,860,840

Media—0.0%
CSC Holdings, LLC Term Loan B5, 4.240%, 1M LIBOR + 2.500%, 04/15/27	983,981	990,541

Metal Fabricate/Hardware—0.0%
Advanced Drainage Systems, Inc. Term Loan B, 4.000%, 1M LIBOR + 2.250%, 07/31/26	242,357	245,084

Mining—0.0%
Samarco Mineracao S.A. Fixed Rate Term Loan, 4.750%, 03/25/20 (n) (o)	330,092	234,365

Oil & Gas—0.1%
Chesapeake Energy Corp. Zero Coupon, 2019 Last Out Term Loan, 06/09/24	3,248,000	3,353,560
California Resources Corp. 1st Lien Term Loan, 12/31/22 (p)	650,000	581,209

		3,934,769

Pharmaceuticals—0.0%
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.740%, 1M LIBOR + 2.000%, 11/15/27	1,556,247	1,570,933

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (l)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Pipelines—0.1%
Buckeye Partners L.P. Term Loan B, 4.441%, 1M LIBOR + 2.750%, 11/01/26	2,523,000	$2,547,705

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 3.785%, 1M LIBOR + 2.000%, 12/20/24	1,487,000	1,495,571

Retail—0.0%
Foundation Building Materials Holding Co. LLC Term Loan B, 4.799%, 1M LIBOR + 3.000%, 08/13/25	1,163,250	1,170,157

Telecommunications—0.1%
Connect Finco Sarl Term Loan B, 2.794%, 12/11/26 (m)	1,477,057	1,490,535
Intelsat Jackson Holdings S.A. Term Loan B4, 6.432%, 6M LIBOR + 4.500%, 01/02/24	342,231	345,975

		1,836,510

Transportation—0.1%
Genesee & Wyoming, Inc. Term Loan, 11/06/26 (p)	918,000	928,041
XPO Logistics, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 02/24/25	1,677,000	1,686,084

		2,614,125

Total Floating Rate Loans (Cost $64,742,520)		65,294,302

Common Stocks—0.1%

Equity Real Estate Investment Trusts—0.1%
Gaming and Leisure Properties, Inc.	15,063	648,462
MGM Growth Properties LLC - Class A	20,898	647,211
VICI Properties, Inc. (f)	23,547	601,626

		1,897,299

Food Products—0.0%
Tyson Foods, Inc. - Class A	3,856	351,050

Health Care Providers & Services—0.0%
HCA Healthcare, Inc.	3,977	587,840

Hotels, Restaurants & Leisure—0.0%
Eldorado Resorts, Inc. (f) (q)	22,927	1,367,366
Everi Holdings, Inc. (q)	5,005	67,217

		1,434,583

Household Durables—0.0%
Century Communities, Inc. (q)	10,611	290,211

Media—0.0%
Altice USA, Inc. - Class A (q)	10,797	295,190

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp. (f) (q)	345,030	284,857

Real Estate Management & Development—0.0%
Forestar Group, Inc. (q)	10,955	228,412

Specialty Retail—0.0%
Party City Holdco, Inc. (f) (q)	3,670	8,588

Total Common Stocks (Cost $4,748,606)		5,378,030

Escrow Shares—0.0%

Savings & Loans—0.0%
Washington Mutual Bank (n) (o)	5,027,000	1
Washington Mutual Bank (n) (o)	1,310,000	0
Washington Mutual Bank (n) (o)	2,440,000	0

Total Escrow Shares (Cost $0)		1

Short-Term Investments—2.2%

Foreign Government—2.0%
Japan Treasury Bills
Zero Coupon, 03/09/20 (JPY) (r)	3,710,000,000	34,154,455
Zero Coupon, 03/16/20 (JPY) (r)	3,693,150,000	34,000,170

		68,154,625

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $5,926,585; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $6,046,676.	5,926,388	5,926,388

Total Short-Term Investments (Cost $74,009,792)		74,081,013

Securities Lending Reinvestments (s)—1.1%

Commercial Paper—0.1%
Landesbank Baden-Württemberg 1.950%, 01/02/20	999,513	999,907
Mont Blanc Capital, Corp. 2.020%, 03/19/20	994,782	995,700

		1,995,607

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (s)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—0.9%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $5,326,953; collateralized by various Common Stock with an aggregate market value of $5,830,000.	5,300,000	$5,300,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $1,508,242; collateralized by various Common Stock with an aggregate market value of $1,650,197.	1,500,000	1,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,300,123; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,326,001.	1,300,000	1,300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,500,535; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $3,570,012.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,100,168; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,122,009.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $500,076; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $510,001.	500,000	500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $5,325,166; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $5,431,208.	5,324,714	5,324,714
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $5,500,519; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $6,106,224.	5,500,000	5,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,700,162; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,851,111.	1,700,000	1,700,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $4,200,394; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $4,638,367.	4,200,000	4,200,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $400,134; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $441,749.	400,000	400,000

		30,324,714

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

Mutual Funds—0.1%
Fidelity Government Portfolio, Institutional Class 1.530% (t)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (t)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (t)	2,000,000	2,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $38,320,393)		38,320,321

Total Purchased Options—0.1% (u) (Cost $2,989,520)		3,028,962

Total Investments—122.3% (Cost $4,088,710,272)		4,172,120,480

Unfunded Loan Commitments—(0.1)% (Cost $(4,892,502))		(4,892,502)

Net Investments—122.2% (Cost $4,083,817,770)		4,167,227,978
Other assets and liabilities (net)—(22.2)%		(756,720,869)

Net Assets—100.0%		$3,410,507,109

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $6,877,994.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $37,464,008 and the collateral received consisted of cash in the amount of $38,319,008 and non-cash collateral with a value of $410,668. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $1,764,694, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(k)	Principal only security.
(l)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(m)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(n)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.8% of net assets.
(o)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(p)	This loan will settle after December 31, 2019, at which time the interest rate will be determined.
(q)	Non-income producing security.
(r)	The rate shown represents current yield to maturity.
(s)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(t)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(u)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(v)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2019, the market value of securities pledged amounted to $87,085,243.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $669,902,363, which is 19.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd., 5.227%, 01/10/39	02/10/04	$952,616	$952,616	$95
Litigation Fee Residual Funding LLC, 4.000%, 10/30/27	04/24/15	1,770,639	1,770,639	1,764,595
One Market Plaza Trust, Zero Coupon, 02/10/32	06/28/17	4,222,000	—	4

				$1,764,694

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
J.P. Morgan Securities LLC.	1.750%	12/31/19	01/02/20	USD	87,150,000	$87,150,000

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities	2.500%	TBA	$(15,565,200)	$(15,663,912)	$(15,689,410)
Uniform Mortgage-Backed Securities	3.500%	TBA	(4,534,000)	(4,695,357)	(4,698,205)
Uniform Mortgage-Backed Securities	4.000%	TBA	(6,820,000)	(7,101,325)	(7,113,696)
Uniform Mortgage-Backed Securities	4.500%	TBA	(3,100,000)	(3,300,895)	(3,295,280)
Uniform Mortgage-Backed Securities	5.000%	TBA	(1,795,000)	(1,919,528)	(1,919,163)
Uniform Mortgage-Backed Securities	5.500%	TBA	(1,670,000)	(1,803,078)	(1,797,924)
Uniform Mortgage-Backed Securities	6.000%	TBA	(2,002,000)	(2,204,390)	(2,206,856)

Totals				$(36,688,485)	$(36,720,534)

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	2,076,193	CBNA	01/03/20	USD	511,000	$5,119
BRL	2,142,969	CBNA	01/03/20	USD	510,000	22,719
BRL	2,172,651	CBNA	01/03/20	USD	510,000	30,098
BRL	2,678,400	CBNA	01/03/20	USD	640,000	25,821
BRL	7,035,435	CBNA	01/03/20	USD	1,745,462	3,471
BRL	4,187,922	CSI	01/03/20	USD	1,039,006	2,066
BRL	10,382,472	CSI	01/03/20	USD	2,575,849	5,123
BRL	2,165,205	DBAG	01/03/20	USD	510,000	28,247
BRL	10,437,426	DBAG	01/03/20	USD	2,556,000	38,632
BRL	4,193,129	CSI	02/04/20	USD	1,031,000	10,411
BRL	10,395,380	CSI	02/04/20	USD	2,556,000	25,811
BRL	3,449,640	MSIP	02/04/20	USD	850,000	6,757
BRL	34,445,568	BOA	03/18/20	USD	8,411,000	125,559
BRL	35,179,080	DBAG	03/18/20	USD	8,520,000	198,344
CNH	3,590,500	BOA	01/08/20	USD	510,000	5,753
CNH	3,609,778	BOA	01/08/20	USD	510,000	8,522
COP	807,162,740	BNP	01/22/20	USD	234,334	11,036
COP	5,153,144,000	BNP	01/22/20	USD	1,492,583	73,922
COP	6,381,694,000	BNP	01/22/20	USD	1,852,720	87,252
COP	4,361,800,760	CBNA	01/22/20	USD	1,260,818	65,126
COP	2,226,320,000	JPMC	01/24/20	USD	680,000	(3,264)
EUR	615,000	HSBC	01/08/20	USD	681,740	8,321
JPY	55,302,615	BOA	01/06/20	USD	510,000	(1,026)
JPY	73,041,743	MSIP	01/06/20	USD	674,000	(1,765)
JPY	59,544,912	MSIP	02/05/20	USD	548,000	890
JPY	185,442,849	UBSA	02/06/20	USD	1,701,000	8,519
KRW	912,897,300	BNP	01/08/20	USD	777,000	12,499
KRW	606,645,000	DBAG	01/08/20	USD	510,000	14,643
KRW	800,307,600	JPMC	01/08/20	USD	674,000	18,128
MXN	13,230,967	CBNA	01/03/20	USD	678,000	21,773
MXN	13,331,090	HSBC	01/03/20	USD	681,000	24,069
MXN	12,936,456	BOA	01/23/20	USD	680,000	2,202
MXN	72,798,000	BOA	02/05/20	USD	3,759,392	72,012
MXN	22,200,000	HSBC	02/05/20	USD	1,132,542	35,858
MXN	58,802,720	BNP	03/18/20	USD	3,040,000	35,624
MXN	58,251,025	CBNA	03/18/20	USD	3,010,000	36,768
MXN	166,357,750	CBNA	03/18/20	USD	8,500,000	201,193
MXN	47,762,390	DBAG	03/18/20	USD	2,470,000	28,169
RUB	43,850,820	BNP	01/09/20	USD	680,000	26,516
RUB	12,156,291	CBNA	01/09/20	USD	189,000	6,860
RUB	54,599,270	CBNA	01/09/20	USD	885,171	(5,477)
RUB	57,766,965	HSBC	01/22/20	USD	894,676	34,593
RUB	85,515,035	JPMC	01/22/20	USD	1,327,770	47,867
RUB	107,530,920	BOA	02/18/20	USD	1,704,000	20,181
RUB	541,789,920	BOA	03/18/20	USD	8,496,000	161,382
RUB	544,159,890	BOA	03/18/20	USD	8,451,000	244,253
ZAR	19,159,935	JPMC	01/06/20	USD	1,362,000	5,461

Contracts to Deliver
AUD	1,786,000	SSBT	02/05/20	USD	1,212,180	(42,188)
BRL	7,035,435	CBNA	01/03/20	USD	1,650,000	(98,934)
BRL	2,678,400	CBNA	01/03/20	USD	664,500	(1,321)
BRL	2,172,651	CBNA	01/03/20	USD	539,026	(1,072)
BRL	2,142,969	CBNA	01/03/20	USD	531,662	(1,057)
BRL	2,076,193	CBNA	01/03/20	USD	515,095	(1,024)
BRL	10,382,472	CSI	01/03/20	USD	2,556,000	(24,971)
BRL	4,187,922	CSI	01/03/20	USD	1,031,000	(10,072)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	10,437,426	DBAG	01/03/20	USD	2,589,482	$(5,150)
BRL	2,165,205	DBAG	01/03/20	USD	537,178	(1,068)
CAD	9,486,510	BOA	03/18/20	USD	7,299,000	(8,415)
CHF	7,026,565	MSIP	03/18/20	USD	7,299,000	1,554
CNH	7,183,554	BOA	01/08/20	USD	1,020,000	(11,873)
COP	16,703,801,500	CSI	01/22/20	USD	4,819,053	(258,739)
COP	2,264,740,000	CBNA	01/24/20	USD	680,000	(8,414)
EUR	615,000	BOA	01/08/20	USD	685,253	(4,808)
EUR	680,000	GSI	02/05/20	USD	758,378	(5,943)
EUR	387,000	GSI	02/05/20	USD	431,655	(3,333)
EUR	259,000	GSI	02/05/20	USD	288,961	(2,155)
EUR	1,279,965	HSBC	02/05/20	USD	1,438,439	(243)
EUR	425,000	MSIP	02/05/20	USD	472,185	(5,515)
IDR	38,553,415,000	BNP	02/05/20	USD	2,727,128	(41,673)
IDR	15,847,647,839	BNP	02/05/20	USD	1,115,890	(22,245)
IDR	11,131,216,000	BNP	02/05/20	USD	784,220	(15,194)
IDR	77,106,832,468	BBP	02/05/20	USD	5,439,635	(97,968)
IDR	38,553,417,467	CBNA	02/05/20	USD	2,716,943	(51,859)
JPY	69,364,188	MSIP	01/06/20	USD	636,000	(2,389)
JPY	59,644,489	MSIP	01/06/20	USD	548,000	(935)
JPY	3,711,113,000	CBNA	01/09/20	USD	34,182,383	23,319
JPY	3,694,258,000	UBSA	01/14/20	USD	34,105,985	91,977
KRW	1,408,510,080	DBAG	01/08/20	USD	1,184,000	(34,118)
KRW	924,334,740	DBAG	01/08/20	USD	777,000	(22,390)
KRW	793,234,200	BNP	01/21/20	USD	682,000	(4,207)
MXN	13,019,960	BNP	01/03/20	USD	680,000	(8,614)
MXN	12,966,184	CBNA	01/03/20	USD	679,000	(6,769)
MXN	352,258,748	HSBC	02/05/20	USD	18,203,458	(336,139)
RUB	43,850,820	BNP	01/09/20	USD	710,915	4,399
RUB	54,599,270	CBNA	01/09/20	USD	869,000	(10,693)
RUB	12,156,291	CBNA	01/09/20	USD	197,079	1,219
RUB	134,436,672	MSIP	01/22/20	USD	2,076,002	(86,614)
RUB	79,310,159	MSIP	01/22/20	USD	1,224,726	(51,097)
RUB	43,253,168	MSIP	01/22/20	USD	667,925	(27,867)
RUB	578,996,676	JPMC	02/05/20	USD	9,009,798	(288,463)
ZAR	10,022,520	BNP	01/06/20	USD	680,000	(35,316)
ZAR	9,850,493	BOA	01/06/20	USD	682,000	(21,038)
ZAR	19,237,433	JPMC	02/05/20	USD	1,362,000	(5,516)

Cross Currency Contracts to Buy
AUD	990,000	MSIP	01/17/20	JPY	74,739,416	6,727
AUD	1,063,000	MSIP	01/17/20	JPY	80,405,904	5,791
JPY	101,581,820	MSIP	01/17/20	AUD	1,354,980	(15,759)

Net Unrealized Appreciation						$287,866

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-BTP Futures	03/06/20	148	EUR	21,084,080	$(59,922)
Euro-Schatz Futures	03/06/20	1,245	EUR	139,321,725	(139,448)
U.S. Treasury Note 2 Year Futures	03/31/20	2,450	USD	527,975,000	(335,577)
U.S. Treasury Note 5 Year Futures	03/31/20	68	USD	8,065,438	97
U.S. Treasury Note Ultra 10 Year Futures	03/20/20	339	USD	47,698,359	(540,557)
U.S. Treasury Ultra Long Bond Futures	03/20/20	1,146	USD	208,178,063	(5,981,851)

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/06/20	(115)	EUR	(19,606,350)	$226,333
Euro-Buxl 30 Year Bond Futures	03/06/20	(18)	EUR	(3,570,840)	91,314
S&P 500 Index E-Mini Futures	03/20/20	(4)	USD	(646,220)	(6,581)
U.S. Treasury Long Bond Futures	03/20/20	(205)	USD	(31,960,781)	341,133
U.S. Treasury Note 10 Year Futures	03/20/20	(1,517)	USD	(194,815,984)	1,474,696
United Kingdom Long Gilt Bond Futures	03/27/20	(110)	GBP	(14,451,800)	77,915

Net Unrealized Depreciation					$(4,852,448)

Purchased Options

Equity Options	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation
Call - Caesars Entertainment Corp.	USD	12.000	01/17/20	2,165	USD	216,500	$117,971	$357,225	$239,254
Call - Caesars Entertainment Corp.	USD	12.000	01/15/21	2,703	USD	270,300	322,209	491,946	169,737
Call - SPDR S&P 500 ETF Trust	USD	320.000	01/17/20	215	USD	21,500	37,193	102,985	65,792
Call - SPDR S&P 500 ETF Trust	USD	330.000	02/21/20	372	USD	37,200	56,633	79,236	22,603
Call - iShares MSCI Emerging Markets ETF	USD	44.730	02/21/20	5,342	USD	534,200	380,558	619,672	239,114

Total							$914,564	$1,651,064	$736,500

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/NOK Put	NOK	9.850	DBAG	02/06/20	51,300	EUR	51,300	$5,354	$25,339	$19,985
USD Call/BRL Put	BRL	3.980	DBAG	02/06/20	119,000	USD	119,000	13,923	43,022	29,099
USD Call/BRL Put	BRL	3.980	CBNA	02/06/20	149,000	USD	149,000	22,648	53,868	31,220
USD Call/CNH Put	CNH	6.900	HSBC	01/23/20	113,300	USD	113,300	14,729	20,296	5,567
USD Call/RUB Put	RUB	62.100	BOA	02/07/20	108,000	USD	108,000	13,002	52,270	39,268
USD Call/RUB Put	RUB	61.100	BOA	02/14/20	136,000	USD	136,000	22,535	28,841	6,306
USD Call/TWD Put	TWD	30.600	BOA	01/21/20	1,701,000	USD	1,701,000	5,749	75	(5,674)
USD Call/ZAR Put	ZAR	15.300	DBAG	01/09/20	849,000	USD	849,000	556	1	(555)
USD Call/ZAR Put	ZAR	15.500	BOA	03/24/20	2,685,867	USD	2,685,867	48,249	11,772	(36,477)
USD Call/ZAR Put	ZAR	17.000	CBNA	03/24/20	1,342,934	USD	1,342,934	2,599	849	(1,750)
USD Call/ZAR Put	ZAR	14.650	DBAG	03/31/20	1,274,000	USD	1,274,000	21,114	18,070	(3,044)
USD Call/ZAR Put	ZAR	15.600	CBNA	04/08/20	2,548,000	USD	2,548,000	50,165	13,481	(36,684)
USD Put/BRL Call	BRL	4.100	MSIP	01/17/20	1,352,000	USD	1,352,000	13,969	29,021	15,052
USD Put/BRL Call	BRL	3.960	DBAG	01/17/20	1,014,000	USD	1,014,000	4,042	2,971	(1,071)
USD Put/BRL Call	BRL	4.180	CSI	02/06/20	1,363,000	USD	1,363,000	17,606	55,339	37,733
USD Put/BRL Call	BRL	4.140	CBNA	02/06/20	1,621,000	USD	1,621,000	24,893	52,297	27,404
USD Put/BRL Call	BRL	4.100	DBAG	02/14/20	2,550,000	USD	2,550,000	36,929	65,183	28,254
USD Put/BRL Call	BRL	4.160	CBNA	02/19/20	847,000	USD	847,000	15,496	31,580	16,084
USD Put/BRL Call	BRL	4.140	CBNA	03/06/20	1,621,000	USD	1,621,000	30,386	56,552	26,166
USD Put/JPY Call	JPY	107.000	DBAG	04/02/20	5,102,000	USD	5,102,000	50,892	40,438	(10,454)
USD Put/JPY Call	JPY	107.000	CBNA	05/01/20	1,701,000	USD	1,701,000	15,756	17,420	1,664
USD Put/KRW Call	KRW	1,178.000	DBAG	01/14/20	1,700,000	USD	1,700,000	11,523	35,027	23,504
USD Put/RUB Call	RUB	64.300	BOA	03/06/20	1,616,000	USD	1,616,000	23,448	54,929	31,481
USD Put/TRY Call	TRY	5.600	BNP	01/06/20	80,000	USD	80,000	11,200	—	(11,200)
USD Put/TRY Call	TRY	5.600	BNP	01/06/20	28,000	USD	28,000	3,360	—	(3,360)
USD Put/TRY Call	TRY	5.670	BNP	01/10/20	170,000	USD	170,000	26,053	264	(25,789)
USD Put/TRY Call	TRY	5.670	BNP	01/10/20	102,000	USD	102,000	13,821	158	(13,663)

								$519,997	$709,063	$189,066

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Purchased Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Year IRS	1.705%	CBNA	3M LIBOR	Pay	06/03/20	2,557,000	USD	2,557,000	$20,712	$21,428	$716
Call - OTC - 10 Year IRS	1.705%	CBNA	3M LIBOR	Pay	06/03/20	9,808,000	USD	9,808,000	171,640	79,381	(92,259)
Put - OTC - 10 Year IRS	2.000%	MSIP	3M LIBOR	Receive	01/29/20	36,624,000	USD	36,624,000	170,346	111,084	(59,262)
Put - OTC - 10 Year IRS	2.300%	CBNA	3M LIBOR	Receive	03/30/20	15,992,000	USD	15,992,000	32,784	28,992	(3,792)
Put - OTC - 10 Year IRS	2.300%	BOA	3M LIBOR	Receive	03/30/20	5,331,000	USD	5,331,000	10,182	9,665	(517)
Put - OTC - 10 Year IRS	1.705%	CBNA	3M LIBOR	Receive	06/03/20	2,557,000	USD	2,557,000	70,829	65,734	(5,095)
Put - OTC - 10 Year IRS	1.705%	CBNA	3M LIBOR	Receive	06/03/20	9,808,000	USD	9,808,000	171,640	264,801	93,161

									$648,133	$581,085	$(67,048)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - Eurodollar Midcurve 1 Year Futures	USD	99.125	03/13/20	2,808	USD	7,020,000	$641,289	$52,650	$(588,639)
Call - Eurodollar Midcurve 1 Year Futures	USD	99.000	03/13/20	1,404	USD	3,510,000	265,538	35,100	(230,438)

Totals							$906,827	$87,750	$(819,077)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/CNH Put	CNH	7.850	BOA	02/14/20	(1,223,000)	EUR	(1,223,000)	$(10,166)	$(10,094)	$72
USD Call/BRL Put	BRL	4.350	MSIP	01/17/20	(507,000)	USD	(507,000)	(4,713)	(28)	4,685
USD Call/BRL Put	BRL	4.350	CSI	02/06/20	(682,000)	USD	(682,000)	(5,578)	(434)	5,144
USD Call/BRL Put	BRL	4.350	CBNA	02/19/20	(508,000)	USD	(508,000)	(6,897)	(643)	6,254
USD Call/JPY Put	JPY	109.000	CBNA	02/05/20	(510,000)	USD	(510,000)	(2,200)	(2,030)	170
USD Call/RUB Put	RUB	62.600	CBNA	01/20/20	(1,193,000)	USD	(1,193,000)	(10,009)	(4,480)	5,529
USD Put/RUB Call	RUB	62.500	BOA	03/06/20	(2,425,000)	USD	(2,425,000)	(9,482)	(32,611)	(23,129)
USD Call/ZAR Put	ZAR	15.300	CBNA	01/09/20	(849,000)	USD	(849,000)	(4,151)	(1)	4,150
USD Put/ZAR Call	ZAR	14.450	CBNA	01/09/20	(849,000)	USD	(849,000)	(2,323)	(28,061)	(25,738)
USD Put/BRL Call	BRL	3.980	DBAG	02/14/20	(3,400,000)	USD	(3,400,000)	(16,357)	(30,617)	(14,260)
USD Call/BRL Put	BRL	3.980	CBNA	03/06/20	(2,432,000)	USD	(2,432,000)	(13,619)	(27,606)	(13,987)
USD Call/ZAR Put	ZAR	17.000	BOA	03/24/20	(2,685,867)	USD	(2,685,867)	(11,375)	(1,697)	9,678
USD Call/ZAR Put	ZAR	15.350	DBAG	03/31/20	(2,548,000)	USD	(2,548,000)	(17,872)	(15,352)	2,520
USD Call/ZAR Put	ZAR	17.000	CBNA	04/08/20	(2,548,000)	USD	(2,548,000)	(13,444)	(2,780)	10,664
USD Put/BRL Call	BRL	3.990	MSIP	01/17/20	(1,014,000)	USD	(1,014,000)	(3,940)	(5,152)	(1,212)
USD Put/BRL Call	BRL	3.980	CBNA	02/06/20	(2,432,000)	USD	(2,432,000)	(8,198)	(19,064)	(10,866)
USD Put/BRL Call	BRL	4.060	CSI	02/06/20	(2,045,000)	USD	(2,045,000)	(8,546)	(36,471)	(27,925)
USD Put/JPY Call	JPY	108.000	CBNA	02/05/20	(510,000)	USD	(510,000)	(1,959)	(2,628)	(669)
USD Put/JPY Call	JPY	104.000	CBNA	05/01/20	(1,701,000)	USD	(1,701,000)	(6,146)	(7,263)	(1,117)

Totals								$(156,975)	$(227,012)	$(70,037)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - 10 Year IRS	1.860%	MSIP	3M LIBOR	Pay	01/29/20	(183,119,000)	USD	(183,119,000)	$(139,270)	$(9,870)	$129,400

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Written Options—(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - Eurodollar Midcurve 3 Year Futures	USD	98.875	03/13/20	(1,404)	USD	(3,510,000)	$(272,516)	$(43,875)	$228,641
Call - Eurodollar Midcurve 3 Year Futures	USD	99.000	03/13/20	(2,808)	USD	(7,020,000)	(612,948)	(52,650)	560,298

Totals							$(885,464)	$(96,525)	$788,939

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1-Day CDI	Maturity	5.315%	Maturity	01/03/22	JPMC	BRL	35,520,221	$12,493	$—	$12,493
Pay	1-Day CDI	Maturity	5.977%	Maturity	01/02/25	JPMC	BRL	14,559,000	(33,592)	—	(33,592)
Pay	1-Day CDI	Maturity	5.990%	Maturity	01/02/25	CBNA	BRL	10,307,974	(22,287)	—	(22,287)
Pay	1-Day CDI	Maturity	6.025%	Maturity	01/02/25	JPMC	BRL	10,309,068	(18,904)	—	(18,904)
Pay	1-Day CDI	Maturity	6.045%	Maturity	01/02/25	CBNA	BRL	10,111,727	(16,648)	—	(16,648)
Pay	1-Day CDI	Maturity	6.255%	Maturity	01/02/25	CBNA	BRL	15,388,198	(127)	—	(127)
Pay	1-Day CDI	Maturity	6.350%	Maturity	01/02/23	JPMC	BRL	24,345,281	109,315	—	109,315
Pay	1-Day CDI	Maturity	8.270%	Maturity	01/02/23	JPMC	BRL	16,183,229	296,152	—	296,152
Pay	28-Day TIIE	Monthly	6.270%	Monthly	12/05/25	BOA	MXN	2,209,451	(2,256)	—	(2,256)
Pay	28-Day TIIE	Monthly	6.325%	Monthly	07/17/25	CBNA	MXN	19,973,500	(15,600)	—	(15,600)
Receive	1-Day CDI	Maturity	4.450%	Maturity	01/04/21	JPMC	BRL	45,787,886	20,067	—	20,067
Receive	1-Day CDI	Maturity	4.460%	Maturity	01/04/21	CBNA	BRL	30,698,448	12,607	—	12,607
Receive	1-Day CDI	Maturity	4.485%	Maturity	01/04/21	CBNA	BRL	45,046,770	15,394	—	15,394
Receive	28-Day TIIE	Monthly	6.307%	Monthly	08/11/25	DBAG	MXN	74,533,884	62,736	—	62,736
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	16,758	—	16,758
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	16,758	—	16,758

Totals									$452,866	$—	$452,866

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Receive	3M LIBOR	Quarterly	11/05/20	CBNA	Southwestern Energy	USD	149,816	$(22,870)	$—	$(22,870)
Receive	3M LIBOR	Quarterly	11/06/20	CSI	Party City HoldCo Inc.	USD	20,606	3,431	—	3,431
Receive	3M LIBOR	Quarterly	11/05/20	CSI	Antero Resources Corp.	USD	130,575	(14,690)	—	(14,690)
Receive	3M LIBOR	Quarterly	11/05/20	CBNA	Chesapeake Energy Corp.	USD	8,804	1,347	—	1,347
Receive	3M LIBOR	Quarterly	11/05/20	CBNA	Chesapeake Energy Corp.	USD	50,837	6,390	—	6,390
Receive	3M LIBOR	Semi-Annually	10/21/20	CBNA	McDermott International Inc.	USD	21,180	13,041	—	13,041
Receive	3M LIBOR	Semi-Annually	10/21/20	CBNA	McDermott International Inc.	USD	31,082	18,439	—	18,439
Receive	3M LIBOR	Semi-Annually	10/22/20	CBNA	McDermott International Inc.	USD	21,323	12,664	—	12,664
Receive	3M LIBOR	Quarterly	09/29/20	BNP	Tidewater, Inc.	USD	49,174	(13,872)	—	(13,872)
Receive	3M LIBOR	Quarterly	09/29/20	BNP	Tidewater, Inc.	USD	54,635	(17,009)	—	(17,009)

Totals								$(13,129)	$—	$(13,129)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	6.320%	Monthly	07/17/25	MXN	40,086,000	$(30,841)	$—	$(30,841)
Pay	28-Day TIIE	Monthly	6.506%	Monthly	12/15/21	MXN	162,159,664	(28,728)	141	(28,869)
Pay	28-Day TIIE	Monthly	6.515%	Monthly	12/14/21	MXN	190,330,336	(32,087)	165	(32,252)
Pay	28-Day TIIE	Monthly	6.590%	Monthly	11/08/24	MXN	74,040,000	(2,320)	68	(2,388)

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	6.670%	Monthly	08/12/24	MXN	57,886,667	$8,963	$49	$8,914
Pay	28-Day TIIE	Monthly	6.715%	Monthly	08/13/24	MXN	49,808,000	12,520	42	12,478
Pay	28-Day TIIE	Monthly	6.730%	Monthly	08/09/24	MXN	26,309,333	7,485	23	7,462
Pay	28-Day TIIE	Monthly	6.875%	Monthly	12/16/20	MXN	242,580,054	(17,091)	194	(17,285)
Pay	28-Day TIIE	Monthly	6.880%	Monthly	12/15/20	MXN	125,380,946	(8,569)	100	(8,669)
Pay	28-Day TIIE	Monthly	7.000%	Monthly	08/11/22	MXN	78,004,000	40,123	58	40,065
Pay	28-Day TIIE	Monthly	8.390%	Monthly	01/18/24	MXN	84,955,637	293,150	66	293,084
Pay	3M CDOR	Semi-Annually	1.940%	Semi-Annually	12/06/21	CAD	64,165,000	(51,765)	948	(52,713)
Pay	3M CDOR	Semi-Annually	2.015%	Semi-Annually	12/17/21	CAD	65,845,000	17,281	837	16,444
Pay	3M LIBOR	Quarterly	2.131%	Semi-Annually	08/25/25	USD	1,285,000	26,691	—	26,691
Receive	28-Day TIIE	Monthly	6.780%	Monthly	08/06/21	MXN	138,445,773	(19,363)	90	(19,453)
Receive	28-Day TIIE	Monthly	6.860%	Monthly	07/23/21	MXN	31,345,148	(5,325)	20	(5,345)
Receive	28-Day TIIE	Monthly	6.900%	Monthly	07/26/21	MXN	43,753,087	(8,397)	28	(8,425)
Receive	28-Day TIIE	Monthly	7.105%	Monthly	10/14/22	MXN	48,327,742	(33,909)	46	(33,955)
Receive	28-Day TIIE	Monthly	7.110%	Monthly	10/14/22	MXN	36,666,258	(25,977)	35	(26,012)
Receive	28-Day TIIE	Monthly	7.200%	Monthly	08/03/22	MXN	42,373,954	(32,363)	31	(32,394)
Receive	28-Day TIIE	Monthly	7.210%	Monthly	07/25/22	MXN	9,147,880	(6,992)	7	(6,999)
Receive	28-Day TIIE	Monthly	7.220%	Monthly	07/20/22	MXN	6,536,098	(5,052)	4	(5,056)
Receive	28-Day TIIE	Monthly	7.230%	Monthly	07/18/22	MXN	33,983,059	(26,638)	25	(26,663)
Receive	28-Day TIIE	Monthly	7.230%	Monthly	07/19/22	MXN	16,991,530	(13,335)	13	(13,348)
Receive	3M LIBOR	Semi-Annually	2.271%	Quarterly	09/11/25	USD	955,000	(27,250)	—	(27,250)
Receive	3M LIBOR	Semi-Annually	2.914%	Quarterly	08/23/26	USD	110,000	(7,852)	2	(7,854)
Receive	3M LIBOR	Semi-Annually	3.155%	Quarterly	10/03/28	USD	1,279,000	(135,476)	23	(135,499)

Totals								$(113,117)	$3,015	$(116,132)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.33.V2	(5.000%)	Quarterly	12/20/24	2.800%	USD	6,138,000	$(591,304)	$(563,743)	$(27,561)
CDX.NA.IG.33.V1	(1.000%)	Quarterly	12/20/24	0.453%	USD	37,259,120	(965,980)	(812,926)	(153,054)

Totals							$(1,557,284)	$(1,376,669)	$(180,615)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	1.724%	USD	250,000	$(33,509)	$(13,202)	$(20,307)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	1.724%	USD	250,000	(33,509)	(14,247)	(19,262)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	1.724%	USD	250,000	(33,509)	(14,952)	(18,557)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	CBNA	0.991%	USD	466,000	(196)	7,707	(7,903)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	CBNA	0.991%	USD	11,460,000	(4,824)	189,524	(194,348)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	GSI	0.991%	USD	1,377,600	(580)	24,880	(25,460)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	GSI	0.991%	USD	7,345,193	(3,092)	132,659	(135,751)
Broadcom, Inc. 3.625%, due 10/15/24	(1.000%)	Quarterly	12/20/24	JPMC	0.526%	USD	285,000	8,247	8,691	(444)

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Chesapeake Energy Corp. 8.000%, due 01/15/25	(5.000%)	Quarterly	12/20/24	GSI	28.175%	USD	150,000	$65,281	$73,043	$(7,762)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	600,000	(16,591)	(13,108)	(3,483)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	600,000	(16,591)	(14,433)	(2,158)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	600,000	(16,591)	(14,267)	(2,324)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	602,000	(16,646)	(14,897)	(1,749)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	602,455	(16,659)	(14,638)	(2,021)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	603,000	(16,674)	(13,465)	(3,209)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	823,636	(22,773)	(18,406)	(4,367)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	1,098,000	(30,361)	(26,614)	(3,747)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	1,204,909	(33,317)	(29,276)	(4,041)
Chile Government International Bond 3.875%, 08/05/20	(1.000%)	Quarterly	12/20/24	CBNA	0.419%	USD	1,210,000	(33,458)	(28,374)	(5,084)
Mexico Government International Bond 7.500%, due 04/08/33	(1.000%)	Quarterly	06/20/20	JPMC	0.161%	USD	3,824,276	(15,224)	33,406	(48,630)
Mexico Government International Bond 7.500%, due 04/08/33	(1.000%)	Quarterly	09/20/20	BOA	0.190%	USD	3,824,276	(22,488)	50,241	(72,729)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BNP	0.783%	USD	640,000	(6,547)	(6,787)	240
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BNP	0.783%	USD	640,000	(6,547)	(6,637)	90
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BBP	0.783%	USD	639,000	(6,537)	(6,627)	90
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BBP	0.783%	USD	640,000	(6,547)	(6,941)	394
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BBP	0.783%	USD	640,000	(6,547)	(6,789)	242
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BBP	0.783%	USD	640,000	(6,547)	(6,485)	(62)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BBP	0.783%	USD	640,000	(6,547)	(6,637)	90
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BBP	0.783%	USD	640,000	(6,547)	(6,333)	(214)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BBP	0.783%	USD	1,008,000	(10,312)	(9,975)	(337)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	BBP	0.783%	USD	1,278,975	(13,084)	(12,657)	(427)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	CBNA	0.783%	USD	1,970,000	(20,153)	14,807	(34,960)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	CBNA	0.783%	USD	5,670,000	(58,005)	34,255	(92,260)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	CBNA	0.783%	USD	9,714,926	(99,385)	73,017	(172,402)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	GSI	0.783%	USD	577,000	(5,903)	(6,804)	901
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	GSI	0.783%	USD	692,000	(7,079)	(7,831)	752

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	GSI	0.783%	USD	807,000	$(8,256)	$(8,366)	$110
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	GSI	0.783%	USD	1,154,075	(11,806)	(13,609)	1,803
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/24	MSIP	0.783%	USD	682,000	(6,977)	(6,749)	(228)
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	12/20/24	CBNA	0.336%	USD	5,396,000	(170,694)	(135,696)	(34,998)
Qatar Government International Bond 9.750%, due 06/15/30	(1.000%)	Quarterly	12/20/24	JPMC	0.362%	USD	1,051,000	(31,972)	(26,004)	(5,968)
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/24	CBNA	0.725%	USD	657,000	(8,526)	(2,375)	(6,151)
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/24	CBNA	0.725%	USD	11,696,713	(151,797)	(42,277)	(109,520)
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/24	MSIP	0.725%	USD	360,000	(4,672)	(1,365)	(3,307)
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/24	MSIP	0.725%	USD	6,450,000	(83,707)	(24,458)	(59,249)
Republic of South Africa Government International Bond 5.500%, due 03/09/20	(1.000%)	Quarterly	12/20/24	GSI	1.634%	USD	6,347,431	184,018	243,998	(59,980)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	1.835%	USD	499,000	(64,350)	(5,259)	(59,091)
Transocean, Inc. 3.800%, due 10/15/22	(1.000%)	Quarterly	06/20/22	MSIP	3.577%	USD	509,000	29,828	40,761	(10,933)
Turkey Government International Bond 11.875%, due 01/15/30	(1.000%)	Quarterly	12/20/24	GSI	2.823%	USD	3,196,800	256,701	395,314	(138,613)
Wells Fargo & Co. 3.069%, 01/24/23	(1.000%)	Quarterly	12/20/24	BOA	0.365%	USD	484,000	(14,609)	(13,141)	(1,468)
Wells Fargo & Co. 3.069%, 01/24/23	(1.000%)	Quarterly	12/20/24	CBNA	0.365%	USD	1,210,000	(36,523)	(32,758)	(3,765)
Wells Fargo & Co. 3.069%, 01/24/23	(1.000%)	Quarterly	12/20/24	JPMC	0.365%	USD	484,000	(14,609)	(13,114)	(1,495)
Wells Fargo & Co. 3.069%, 01/24/23	(1.000%)	Quarterly	12/20/24	JPMC	0.365%	USD	1,210,000	(36,523)	(33,347)	(3,176)
Wells Fargo & Co. 3.069%, 01/24/23	(1.000%)	Quarterly	12/20/24	JPMC	0.365%	USD	1,452,000	(43,824)	(41,248)	(2,576)

Totals								$(777,649)	$602,155	$(1,379,804)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Broadcom, Inc. 3.625%, due 10/15/24 (e)	1.000%	Quarterly	06/20/24	CBNA	0.488%	USD	3,239,000	$12,952	$(221,685)	$234,637
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	06/20/20	BOA	0.161%	USD	3,824,276	15,223	(38,756)	53,979
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	09/20/20	JPMC	0.190%	USD	3,824,276	22,488	(43,741)	66,229
Turkey Government International Bond 11.875%, due 01/15/30	1.000%	Quarterly	12/20/24	GSI	2.823%	USD	799,200	(64,175)	(98,829)	34,654

Totals								$(13,512)	$(403,011)	$389,499

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.145%	USD	1,001,000	$(8,467)	$145	$(8,612)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.145%	USD	2,340,000	(19,793)	(883)	(18,910)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.262%	USD	1,610,000	(20,902)	19,805	(40,707)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.262%	USD	1,280,000	(16,618)	15,972	(32,590)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.262%	USD	900,000	(11,684)	11,071	(22,755)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.262%	USD	1,090,000	(14,151)	13,409	(27,560)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.262%	USD	1,960,000	(25,446)	26,423	(51,869)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	5.075%	USD	340,000	17,372	34,298	(16,926)
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CGM	3.116%	USD	500,000	2,959	17,336	(14,377)
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	3.116%	USD	105,000	621	5,962	(5,341)

Totals								$(96,109)	$143,538	$(239,647)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	1.709%	USD	1,310,000	$23,430	$(59,736)	$83,166
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	1.709%	USD	660,000	11,805	(30,601)	42,406
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.177%	USD	5,000,000	58,455	(156,398)	214,853
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	3.042%	USD	40,000	(99)	(3,575)	3,476
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	5.075%	USD	340,000	(17,372)	(28,925)	11,553
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	3.116%	USD	467,000	(2,764)	(57,312)	54,548
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	3.116%	USD	236,000	(1,397)	(11,760)	10,363

Totals								$72,058	$(348,307)	$420,365

Securities in the amount of $1,142,049 have been received at the custodian bank as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CGM) —	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(H15) —	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(SOFR)—	Secured Overnight Financing Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UST)—	U.S. Treasury Bill Rate

Other Abbreviations

(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund
(IRS)—	Interest Rate Swap
(REIT)—	Real Estate Investment Trust
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,977,569,532	$—	$1,977,569,532
Total Corporate Bonds & Notes*	—	1,176,838,754	—	1,176,838,754
Total Asset-Backed Securities*	—	386,645,451	—	386,645,451
Total Mortgage-Backed Securities*	—	181,764,327	—	181,764,327
Total Municipals*	—	172,505,068	—	172,505,068
Total Foreign Government*	—	90,694,719	—	90,694,719
Floating Rate Loans
Advertising	—	105,650	—	105,650
Airlines	—	3,374,638	—	3,374,638
Building Materials	—	642,335	—	642,335
Commercial Services (Less Unfunded Loan Commitments of $4,565,058)	—	4,169,352	6,209,131	10,378,483
Distribution/Wholesale	—	238,645	—	238,645
Diversified Financial Services	—	13,234,604	2,270,533	15,505,137
Entertainment	—	10,079,799	—	10,079,799
Healthcare-Services	—	1,903,957	—	1,903,957
Lodging	—	1,860,840	—	1,860,840
Media	—	990,541	—	990,541
Metal Fabricate/Hardware	—	245,084	—	245,084
Mining	—	—	234,365	234,365
Oil & Gas	—	3,934,769	—	3,934,769
Pharmaceuticals	—	1,570,933	—	1,570,933
Pipelines	—	2,547,705	—	2,547,705
Real Estate Investment Trusts	—	1,495,571	—	1,495,571
Retail	—	1,170,157	—	1,170,157
Telecommunications (Less Unfunded Loan Commitments of $327,444)	—	1,509,066	—	1,509,066
Transportation	—	2,614,125	—	2,614,125
Total Floating Rate Loans (Less Unfunded Loan Commitments of $4,892,502)	—	51,687,771	8,714,029	60,401,800
Total Common Stocks*	5,378,030	—	—	5,378,030
Total Escrow Shares*	—	—	1	1
Total Short-Term Investments*	—	74,081,013	—	74,081,013
Securities Lending Reinvestments
Commercial Paper	—	1,995,607	—	1,995,607
Repurchase Agreements	—	30,324,714	—	30,324,714
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	33,320,321	—	38,320,321

See accompanying notes to financial statements.

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2		Level 3	Total
Purchased Options
Equity Options at Value	$1,651,064		$—	$—	$1,651,064
Foreign Currency Options at Value	—		709,063	—	709,063
Interest Rate Swaptions at Value	—		581,085	—	581,085
Options on Exchange-Traded Futures Contracts at Value	87,750		—	—	87,750
Total Purchased Options	$1,738,814		$1,290,148	$—	$3,028,962
Total Net Investments	$12,116,844		$4,146,397,104	$8,714,030	$4,167,227,978
Collateral for Securities Loaned (Liability)	$—		$(38,319,008)	$—	$(38,319,008)
Total Reverse Repurchase Agreements (Liability)	$—	$(87,150,000)	(87,150,000)	$—	$(87,150,000)
TBA Forward Sales Commitments	$—		$(36,720,534)	$—	$(36,720,534)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—		$1,982,556	$—	$1,982,556
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—		(1,694,690)	—	(1,694,690)
Total Forward Contracts	$—		$287,866	$—	$287,866
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,211,488		$—	$—	$2,211,488
Futures Contracts (Unrealized Depreciation)	(7,063,936)		—	—	(7,063,936)
Total Futures Contracts	$(4,852,448)		$—	$—	$(4,852,448)
Written Options
Foreign Currency Options at Value	$—		$(227,012)	$—	$(227,012)
Interest Rate Swaptions at Value	—		(9,870)	—	(9,870)
Options on Exchange-Traded Futures Contracts at Value	(96,525)		—	—	(96,525)
Total Written Options	$(96,525)		$(236,882)	$—	$(333,407)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—		$405,138	$—	$405,138
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—		(701,885)	—	(701,885)
Total Centrally Cleared Swap Contracts	$—		$(296,747)	$—	$(296,747)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—		$1,314,020	$12,952	$1,326,972
OTC Swap Contracts at Value (Liabilities)	—		(1,702,447)	—	(1,702,447)
Total OTC Swap Contracts	$—		$(388,427)	$12,952	$(375,475)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

Transfers from Level 3 to Level 2 in the amount of $14,506,003 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b) (c)	$4,167,227,978
Cash	669,317
Cash denominated in foreign currencies (d)	11,216,472
Cash collateral (e)	2,954,125
OTC swap contracts at market value (f)	1,326,972
Unrealized appreciation on forward foreign currency exchange contracts	1,982,556
Receivable for:
Investments sold	37,287,049
TBA securities sold (g)	297,729,994
Fund shares sold	1,319,075
Premium on written options	28,177
Principal paydowns	920
Dividends and interest	22,003,150
Interest on OTC swap contracts	56,926
Prepaid expenses	10,387
Other assets	29,786

Total Assets	4,543,842,884
Liabilities
Written options at value (h)	333,407
TBA Forward sales commitments, at value	36,720,534
Reverse repurchase agreements	87,150,000
OTC swap contracts at market value (i)	1,702,447
Cash collateral for OTC swap contracts	560,000
Unrealized depreciation on forward foreign currency exchange contracts	1,694,690
Collateral for securities loaned	38,319,008
Payables for:
Investments purchased	21,607,338
TBA securities purchased	940,986,653
OTC swap contracts . .	359,620
Fund shares redeemed	454,063
Interest on reverse repurchase agreements	6,302
Foreign taxes	85,559
Variation margin on futures contracts	1,086,726
Variation margin on centrally cleared swap contracts	4,602
Premium on purchased options	83,878
Interest on forward sales commitments	55,881
Interest on OTC swap contracts	86,544
Accrued Expenses:
Management fees	977,454
Distribution and service fees	111,422
Deferred trustees’ fees	141,873
Other expenses	807,774

Total Liabilities	1,133,335,775

Net Assets	$3,410,507,109

Net Assets Consist of:
Paid in surplus	$3,297,105,956
Distributable earnings (Accumulated losses) (j)	113,401,153

Net Assets	$3,410,507,109

Net Assets
Class A	$2,846,105,706
Class B	468,922,807
Class E	95,478,596
Capital Shares Outstanding*
Class A	26,149,940
Class B	4,392,998
Class E	885,846
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$108.84
Class B	106.74
Class E	107.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,083,817,770.
(b)	Includes securities loaned at value of $37,464,008.
(c)	Investments at value is net of unfunded loan commitments of $4,892,502.
(d)	Identified cost of cash denominated in foreign currencies was $11,097,046.
(e)	Includes collateral of $1,894,125 for centrally cleared swap contracts and $1,060,000 for OTC swap contracts.
(f)	Net premium paid on OTC swap contracts was $268,486.
(g)	Included within TBA securities sold is $36,744,366 related to TBA forward sale commitments.
(h)	Premiums received on written options were $1,181,709.
(i)	Net premium received on OTC swap contracts was $274,111.
(j)	Includes foreign capital gains tax of $85,559.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$54,115
Interest (a)	123,286,366
Securities lending income	154,796

Total investment income	123,495,277
Expenses
Management fees	11,643,603
Administration fees	136,412
Custodian and accounting fees	872,541
Distribution and service fees—Class B	1,154,864
Distribution and service fees—Class E	145,021
Interest expense	413,530
Audit and tax services	126,096
Legal	42,457
Trustees’ fees and expenses	60,868
Shareholder reporting	211,072
Insurance	24,507
Miscellaneous	30,093

Total expenses	14,861,064
Less management fee waiver	(573)

Net expenses	14,860,491

Net Investment Income	108,634,786

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	67,218,894
Purchased options	(6,445,045)
Futures contracts	40,399,840
Written options	3,922,926
Swap contracts	(4,133,685)
Foreign currency transactions	2,111,956
Forward foreign currency transactions	(8,660,936)

Net realized gain	94,413,950

Net change in unrealized appreciation (depreciation) on:
Investments (b)	134,656,684
Purchased options	(358,833)
Futures contracts	(16,623,966)
Written options	1,465,433
Swap contracts	(1,083,504)
Foreign currency transactions	(495,798)
Forward foreign currency transactions	3,583,041

Net change in unrealized appreciation	121,143,057

Net realized and unrealized gain	215,557,007

Net Increase in Net Assets From Operations	$324,191,793

(a)	Net of foreign withholding taxes of $154,443.
(b)	Includes change in foreign capital gains tax of $(85,448).

See accompanying notes to financial statements.

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$108,634,786	$119,227,382
Net realized gain (loss)	94,413,950	(88,257,786)
Net change in unrealized appreciation (depreciation)	121,143,057	(51,116,751)

Increase (decrease) in net assets from operations	324,191,793	(20,147,155)

From Distributions to Shareholders
Class A	(106,888,496)	(107,235,041)
Class B	(16,439,729)	(15,497,327)
Class E	(3,492,655)	(3,386,449)

Total distributions	(126,820,880)	(126,118,817)

Decrease in net assets from capital share transactions	(316,447,764)	(205,016,090)

Total decrease in net assets	(119,076,851)	(351,282,062)

Net Assets
Beginning of period	3,529,583,960	3,880,866,022

End of period	$3,410,507,109	$3,529,583,960

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	410,648	$43,876,342	777,927	$81,978,175
Reinvestments	1,020,805	106,888,496	1,058,171	107,235,041
Redemptions	(4,203,590)	(448,159,971)	(3,363,241)	(345,154,048)

Net decrease	(2,772,137)	$(297,395,133)	(1,527,143)	$(155,940,832)

Class B
Sales	483,349	$50,738,751	333,450	$33,923,102
Reinvestments	159,857	16,439,729	155,627	15,497,327
Redemptions	(760,800)	(79,505,404)	(879,364)	(88,986,835)

Net decrease	(117,594)	$(12,326,924)	(390,287)	$(39,566,406)

Class E
Sales	49,830	$5,275,961	42,286	$4,357,181
Reinvestments	33,654	3,492,655	33,709	3,386,449
Redemptions	(146,654)	(15,494,323)	(168,813)	(17,252,482)

Net decrease	(63,170)	$(6,725,707)	(92,818)	$(9,508,852)

Decrease derived from capital shares transactions		$(316,447,764)		$(205,016,090)

See accompanying notes to financial statements.

BHFTII-55

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$102.94	$106.93	$106.00	$106.14		$110.97

Income (Loss) from Investment Operations
Net investment income (a)	3.39	3.33	3.18	2.76	(b)	2.73
Net realized and unrealized gain (loss)	6.56	(3.77)	1.13	0.61		(2.08)

Total income (loss) from investment operations	9.95	(0.44)	4.31	3.37		0.65

Less Distributions
Distributions from net investment income	(4.05)	(3.55)	(3.38)	(3.51)		(4.24)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(1.24)

Total distributions	(4.05)	(3.55)	(3.38)	(3.51)		(5.48)

Net Asset Value, End of Period	$108.84	$102.94	$106.93	$106.00		$106.14

Total Return (%) (c)	9.83	(0.36)	4.10	3.12		0.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	0.43	0.51	0.37		0.36
Gross ratio of expenses to average net assets excluding interest expense (%)	0.38	0.37	0.37	0.36		0.36
Net ratio of expenses to average net assets (%) (d)	0.39	0.43	0.51	0.37		0.36
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.38	0.37	0.37	0.36		0.36
Ratio of net investment income to average net assets (%)	3.18	3.22	2.98	2.56	(b)	2.50
Portfolio turnover rate (%)	482 (e)	439 (e)	615 (e)	571	(e)	824 (e)
Net assets, end of period (in millions)	$2,846.1	$2,977.2	$3,256.0	$3,187.2		$3,178.0

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$101.01	$104.98	$104.12	$104.31		$109.16

Income (Loss) from Investment Operations
Net investment income (a)	3.06	3.02	2.86	2.45	(b)	2.42
Net realized and unrealized gain (loss)	6.44	(3.71)	1.11	0.59		(2.05)

Total income (loss) from investment operations	9.50	(0.69)	3.97	3.04		0.37

Less Distributions
Distributions from net investment income	(3.77)	(3.28)	(3.11)	(3.23)		(3.98)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(1.24)

Total distributions	(3.77)	(3.28)	(3.11)	(3.23)		(5.22)

Net Asset Value, End of Period	$106.74	$101.01	$104.98	$104.12		$104.31

Total Return (%) (c)	9.55	(0.62)	3.85	2.86		0.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.68	0.76	0.62		0.61
Gross ratio of expenses to average net assets excluding interest expense (%)	0.63	0.62	0.62	0.61		0.61
Net ratio of expenses to average net assets (%) (d)	0.64	0.68	0.76	0.62		0.61
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.63	0.62	0.62	0.61		0.61
Ratio of net investment income to average net assets (%)	2.93	2.97	2.73	2.31	(b)	2.26
Portfolio turnover rate (%)	482 (e)	439 (e)	615 (e)	571	(e)	824 (e)
Net assets, end of period (in millions)	$468.9	$455.6	$514.5	$516.4		$514.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-56

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$101.96	$105.94	$105.03	$105.18		$110.00

Income (Loss) from Investment Operations
Net investment income (a)	3.20	3.15	2.99	2.57	(b)	2.55
Net realized and unrealized gain (loss)	6.49	(3.75)	1.12	0.60		(2.07)

Total income (loss) from investment operations	9.69	(0.60)	4.11	3.17		0.48

Less Distributions
Distributions from net investment income	(3.87)	(3.38)	(3.20)	(3.32)		(4.06)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(1.24)

Total distributions	(3.87)	(3.38)	(3.20)	(3.32)		(5.30)

Net Asset Value, End of Period	$107.78	$101.96	$105.94	$105.03		$105.18

Total Return (%) (c)	9.66	(0.52)	3.95	2.98		0.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.58	0.65	0.52		0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.53	0.52	0.52	0.51		0.51
Net ratio of expenses to average net assets (%) (d)	0.54	0.58	0.65	0.52		0.51
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.53	0.52	0.52	0.51		0.51
Ratio of net investment income to average net assets (%)	3.03	3.07	2.82	2.40	(b)	2.35
Portfolio turnover rate (%)	482 (e)	439 (e)	615 (e)	571	(e)	824 (e)
Net assets, end of period (in millions)	$95.5	$96.8	$110.4	$117.2		$126.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 81%, 92%, 168%, 178% and 278% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-57

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-58

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-59

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

BHFTII-60

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2019, the Portfolio had open unfunded loan commitments of $4,892,502. At December 31, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio

BHFTII-61

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $5,926,388. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,324,714. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-62

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the Portfolio had an outstanding reverse repurchase agreement balance for 126 days. The average amount of borrowings was $57,644,003 and the annualized weighted average interest rate was 1.97% during the 126 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2019:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount*
J.P. Morgan Securities LLC	$87,150,000	$87,085,243	$(64,757)

*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(1,458,571)	$—	$—	$—	$(1,458,571)
Corporate Bonds & Notes	(36,860,437)	—	—	—	(36,860,437)
Reverse Repurchase Agreements
U. S. Treasury	—	(87,150,000)	—	—	(87,150,000)
Total Borrowings	$(38,319,008)	$(87,150,000)	$—	$—	$(125,469,008)
Gross amount of recognized liabilities for securities lending transactions					$(125,469,008)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

BHFTII-63

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being

BHFTII-64

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not

BHFTII-65

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases

BHFTII-66

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (f)	$668,835
	OTC swap contracts at market value (b)	562,280	OTC swap contracts at market value (b)	$109,414
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	405,138	Unrealized depreciation on centrally cleared swap contracts (c) (d)	521,270
	Unrealized appreciation on futures contracts (d) (e)	2,211,488	Unrealized depreciation on futures contracts (d) (e)	7,057,355
			Written options at value (g)	106,395
Credit	OTC swap contracts at market value (b)	709,380	OTC swap contracts at market value (b)	1,524,592
			Unrealized depreciation on centrally cleared swap contracts (c) (d)	180,615
Equity	Investments at market value (a) (d)	1,651,064
	OTC swap contracts at market value (b)	55,312	OTC swap contracts at market value (b)	68,441
			Unrealized depreciation on futures contracts (d) (e)	6,581
Foreign Exchange	Investments at market value (a)	709,063
	Unrealized appreciation on forward foreign currency exchange contracts	1,982,556	Unrealized depreciation on forward foreign currency exchange contracts	1,694,690
			Written options at value	227,012

Total		$8,955,116		$11,496,365

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $56,926 and OTC swap interest payable of $86,544.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange-traded purchased options with a value of $87,750 that are not subject to a master netting agreement.
(g)	Includes exchange-traded written options with a value of $96,525 that are not subject to a master netting agreement.

BHFTII-67

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$846,155	$(130,915)	$(677,100)	$38,140
BNP Paribas S.A.	251,670	(238,242)	(13,428)	—
Citibank N.A.	1,222,703	(1,128,472)	—	94,231
Citigroup Global Markets, Inc.	2,959	—	—	2,959
Credit Suisse International	160,636	(160,636)	—	—
Deutsche Bank AG	636,057	(156,337)	(464,949)	14,771
Goldman Sachs International	506,000	(112,322)	(393,678)	—
HSBC Bank plc	123,137	(123,137)	—	—
JPMorgan Chase Bank N.A.	557,590	(491,990)	(40,000)	25,600
Morgan Stanley & Co. International plc	192,273	(192,273)	—	—
UBS AG	100,496	—	—	100,496

	$4,599,676	$(2,734,324)	$(1,589,155)	$276,197

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$130,915	$(130,915)	$—	$—
Barclays Bank plc	258,495	—	(258,495)	—
BNP Paribas S.A.	238,242	(238,242)	—	—
Citibank N.A.	1,128,472	(1,128,472)	—	—
Credit Suisse International	383,651	(160,636)	(223,015)	—
Deutsche Bank AG	156,337	(156,337)	—	—
Goldman Sachs International	112,322	(112,322)	—	—
HSBC Bank plc	336,382	(123,137)	—	213,245
JPMorgan Chase Bank N.A.	491,990	(491,990)	—	—
Morgan Stanley & Co. International plc	355,025	(192,273)	(162,752)	—
State Street Bank and Trust	42,188	—	—	42,188

	$3,634,019	$(2,734,324)	$(644,262)	$255,433

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(723,574)	$—	$169,513	$(5,890,984)	$(6,445,045)
Forward foreign currency transactions	—	—	—	(8,660,936)	(8,660,936)
Swap contracts	(1,773,385)	(2,468,993)	84,136	24,557	(4,133,685)
Futures contracts	40,466,709	—	(66,869)	—	40,399,840
Written options	514,224	—	—	3,408,702	3,922,926

	$38,483,974	$(2,468,993)	$186,780	$(11,118,661)	$25,083,100

BHFTII-68

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(1,602,075)	$—	$736,500	$506,742	$(358,833)
Forward foreign currency transactions	—	—	—	3,583,041	3,583,041
Swap contracts	396,809	(1,495,476)	(13,129)	28,292	(1,083,504)
Futures contracts	(16,617,385)	—	(6,581)	—	(16,623,966)
Written options	1,495,389	—	—	(29,956)	1,465,433

	$(16,327,262)	$(1,495,476)	$716,790	$4,088,119	$(13,017,829)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$224,279,677
Forward foreign currency transactions	462,646,104
Futures contracts long	1,143,327,919
Futures contracts short	444,443,690
Swap contracts	1,155,363,014
Written options	(418,241,333)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability

BHFTII-69

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$16,196,133,956	$1,769,646,330	$15,749,803,598	$2,014,981,366

BHFTII-70

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$15,213,860,206	$14,768,666,094

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $2,464,818 in purchases and $2,778,878 in sales of investments, which are included above, and resulted in net realized gains of $117,596.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$11,643,603	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the

BHFTII-71

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$4,053,731,591

Gross unrealized appreciation	119,972,650
Gross unrealized depreciation	(44,760,423)

Net unrealized appreciation (depreciation)	$75,212,227

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$126,820,880	$126,118,817	$—	$—	$126,820,880	$126,118,817

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$117,049,329	$—	$75,245,712	$(78,752,015)	$113,543,026

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $39,457,516 and accumulated long-term capital losses of $39,294,499.

During the year ended December 31, 2019, the Portfolio utilized capital loss carryforwards $73,585,839.

BHFTII-72

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-73

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-74

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-75

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-76

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers

BHFTII-77

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five- year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-78

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned 32.85%, 32.52%, and 32.66%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 36.39%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities significantly surged during the year with the S&P 500 Index returning 31.49% in 2019. During the year, the primary market drivers were ongoing U.S.-China trade tensions and the U.S. Federal Reserve’s (the “Fed”) shift to a dovish stance on monetary policy. Trade tensions eased considerably during the fourth quarter, as the year ended with the finalization of a phase-one trade deal that is expected to be signed by President Trump on the 15th of January. With respect to monetary policy, the Fed took a sharp U-turn after four rate hikes in 2018 and cut rates three times this year to stimulate growth and ease investor sentiment amidst a slowing global economy. Other notable fundamental drivers that led U.S. equities higher during the year included a strong labor market with steady growth in nonfarm payrolls and historically low unemployment, a resilient consumer base, and corporate earnings that outperformed expectations. All sectors were positive for the year, with Information Technology (“IT”) and Communication Services being the best performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the 12-month period.

During the year, stock selection in Information Technology and Communication Services as well as positioning in Healthcare were the largest detractors from relative returns while selection in Industrials, Real Estate and Consumer Discretionary were key contributors.

The largest detractor from relative performance was IT, driven by a substantial underweight to the technology hardware, storage & peripherals industry, and security selection amongst software names. Notably, a large underweight to Apple, a key technology hardware name, and being overweight software companies such as PTC, Inc. and Salesforce detracted from relative results. We sold PTC during the year. A second key detractor during the period was Communication Services, where stock selection in the interactive media & services industry hurt relative results through an off-benchmark position in Tencent and underweight to Facebook. Additionally, an overweight to Netflix, within the entertainment sub-sector, underperformed amidst concerns about rising competition from new streaming services such as Apple TV+ and Disney+. Lastly, positioning in Healthcare weighed on relative results, led by an overweight to healthcare providers & services which underperformed as managed care companies such as Centene and UnitedHealth Group were punished amidst rising regulatory concerns around the likelihood of “Medicare-for-All.” We sold Centene during the period. In addition, stock selection within the healthcare equipment & supplies sub-sector detracted from results, led by an overweight to Becton Dickinson, Align Technology and Intuitive Surgical. We sold Becton Dickinson during the year.

The largest contributor to relative performance was Industrials, where stock selection within the professional services and industrial conglomerates sub-sectors drove strength during the period. In particular, an overweight to CoStar Group and Transunion, within professional services, and not owning 3M, within industrial conglomerates, were key contributors to relative performance during the year. Within Real Estate, an overweight to SBA Communications, an equity real estate investment trust, and not owning Simon Property Group, were the primary contributors to performance. Lastly, stock selection in Consumer Discretionary benefited relative results, led by an out-of-benchmark position in MercadoLibre (Argentina) which outperformed as the company continued to execute on its e-commerce and payments opportunity in Latin America. Additionally, stock selection in specialty retail, particularly an overweight to Burlington Stores, also benefited relative performance.

Due to a combination of portfolio trading activity and market movement during the year, Industrials and Healthcare saw the largest changes in active positioning. Over the year, the Portfolio shifted from being overweight Healthcare to underweight, largely due to a reduction in the overweight to the healthcare equipment and supplies and a shift from being overweight healthcare providers & services to being underweight. In addition, the Portfolio’s active underweight to Industrials fell, largely due to a reduction in the underweight to aerospace & defense and an increase in the overweight to professional services.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The largest sector overweight in the Portfolio at year-end was Consumer Discretionary, followed by Materials. Consumer Staples and IT were the largest Portfolio underweights.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	32.85	14.15	13.46
Class B	32.52	13.87	13.18
Class E	32.66	13.98	13.29
Russell 1000 Growth Index	36.39	14.63	15.22

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.7
Microsoft Corp.	5.8
Visa, Inc. - Class A	5.0
MasterCard, Inc. - Class A	4.6
Facebook, Inc. - Class A	3.8
Alphabet, Inc. - Class A	3.3
Salesforce.com, Inc.	2.8
Netflix, Inc.	2.8
Adobe, Inc.	2.7
IAC/InterActiveCorp	2.7

Top Sectors

% of Net Assets
Information Technology	37.5
Consumer Discretionary	17.0
Health Care	14.1
Communication Services	12.5
Industrials	8.2
Financials	4.0
Materials	3.0
Real Estate	2.3
Consumer Staples	1.4

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.63%	$1,000.00	$1,071.80	$3.29
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$1,070.30	$4.59
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E (a)	Actual	0.78%	$1,000.00	$1,070.90	$4.07
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Boeing Co. (The)	61,266	$19,958,012

Automobiles—0.5%
Ferrari NV	49,571	8,205,983

Beverages—1.4%
Constellation Brands, Inc. - Class A	128,941	24,466,555

Biotechnology—1.3%
Vertex Pharmaceuticals, Inc. (a)	105,317	23,059,157

Capital Markets—4.0%
CME Group, Inc.	145,163	29,137,118
S&P Global, Inc.	154,464	42,176,395

		71,313,513

Chemicals—1.7%
Sherwin-Williams Co. (The)	51,926	30,300,898

Commercial Services & Supplies—0.8%
Waste Management, Inc.	130,578	14,880,669

Containers & Packaging—1.3%
Ball Corp. (b)	350,304	22,654,160

Electronic Equipment, Instruments & Components—1.1%
Keysight Technologies, Inc. (a) (b)	193,522	19,861,163

Entertainment—2.8%
Netflix, Inc. (a)	154,363	49,947,236

Equity Real Estate Investment Trusts—2.3%
Prologis, Inc.	112,949	10,068,274
SBA Communications Corp.	129,403	31,184,829

		41,253,103

Health Care Equipment & Supplies—5.1%
Align Technology, Inc. (a)	104,570	29,179,213
Boston Scientific Corp. (a)	558,121	25,238,232
Intuitive Surgical, Inc. (a)	62,524	36,961,062

		91,378,507

Health Care Providers & Services—2.6%
Humana, Inc.	27,713	10,157,369
UnitedHealth Group, Inc.	127,140	37,376,617

		47,533,986

Hotels, Restaurants & Leisure—0.5%
Domino’s Pizza, Inc. (b)	33,746	9,913,900

Industrial Conglomerates—1.7%
Honeywell International, Inc.	54,241	9,600,657
Roper Technologies, Inc. (b)	58,598	20,757,169

		30,357,826

Interactive Media & Services—9.8%
Alphabet, Inc. - Class A (a)	44,183	59,178,268
Facebook, Inc. - Class A (a)	328,973	67,521,708
IAC/InterActiveCorp (a)	192,659	47,993,284

		174,693,260

Internet & Direct Marketing Retail—11.5%
Alibaba Group Holding, Ltd. (ADR) (a)	188,846	40,054,237
Amazon.com, Inc. (a)	75,048	138,676,696
MercadoLibre, Inc. (a) (b)	48,978	28,012,477

		206,743,410

IT Services—11.7%
GoDaddy, Inc. - Class A (a) (b)	192,937	13,104,281
MasterCard, Inc. - Class A	272,871	81,476,552
PayPal Holdings, Inc. (a)	150,582	16,288,455
Shopify, Inc. - Class A (a)	23,043	9,161,436
Visa, Inc. - Class A (b)	474,598	89,176,964

		209,207,688

Life Sciences Tools & Services—2.3%
Illumina, Inc. (a)	39,203	13,005,203
IQVIA Holdings, Inc. (a)	179,255	27,696,690

		40,701,893

Pharmaceuticals—2.8%
Novartis AG (ADR)	246,794	23,368,924
Zoetis, Inc.	205,406	27,185,484

		50,554,408

Professional Services—3.6%
CoStar Group, Inc. (a)	70,044	41,907,325
TransUnion	269,588	23,079,429

		64,986,754

Road & Rail—1.0%
Union Pacific Corp.	94,905	17,157,875

Semiconductors & Semiconductor Equipment—3.4%
ASML Holding NV	139,127	41,173,244
Xilinx, Inc.	201,362	19,687,163

		60,860,407

Software—18.3%
Adobe, Inc. (a)	148,077	48,837,275
Autodesk, Inc. (a)	165,511	30,364,648
Coupa Software, Inc. (a) (b)	72,209	10,560,566
Intuit, Inc.	150,251	39,355,244
Microsoft Corp.	656,391	103,512,861
Salesforce.com, Inc. (a)	307,690	50,042,702
ServiceNow, Inc. (a)	158,209	44,665,565

		327,338,861

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.1% of Net Assets—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.7%
Burlington Stores, Inc. (a)	102,860	$23,455,166
Lowe’s Cos., Inc.	205,463	24,606,249

		48,061,415

Technology Hardware, Storage & Peripherals—2.1%
Apple, Inc.	130,003	38,175,381

Textiles, Apparel & Luxury Goods—1.7%
NIKE, Inc. - Class B	302,716	30,668,158

Total Common Stocks (Cost $1,198,753,840)		1,774,234,178

Preferred Stock—0.9%

Software—0.9%
Palantir Technologies, Inc. - Series I , (a) (c) (d) (e) (Cost $15,555,194)	2,537,552	15,859,700

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $1,283,203; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $1,312,765.	1,283,160	1,283,160

Total Short-Term Investments (Cost $1,283,160)		1,283,160

Securities Lending Reinvestments (f)—5.0%

Certificates of Deposit—3.7%
Agricultural Bank of China 2.250%, 01/24/20	2,000,000	2,000,002
Bank of Montreal (Chicago)
1.790%, SOFR + 0.250%, 07/10/20 (g)	1,000,000	1,000,926
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (g)	2,000,000	1,999,994
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (g)	3,000,000	2,999,733
2.182%, 3M LIBOR + 0.170%, 01/09/20 (g)	2,000,000	2,000,134
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (g)	2,000,000	2,002,408
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (g)	3,000,000	3,000,090
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (g)	3,000,000	3,000,168
Credit Industriel et Commercial 1.980%, FEDEFF PRV + 0.430%, 07/20/20 (g)	1,000,000	999,997
Credit Suisse AG 2.000%, SOFR + 0.460%, 11/03/20 (g)	2,000,000	2,001,018
DZ Bank AG Zero Coupon, 01/21/20	3,978,686	3,995,960

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp.
1.965%, 1M LIBOR + 0.180%, 01/23/20 (g)	4,000,000	4,000,084
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (g)	2,000,000	1,999,968
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (g)	3,000,000	2,999,850
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (g)	7,000,000	7,000,350
Royal Bank of Canada New York 1.830%, SOFR + 0.290%, 07/16/20 (g)	5,000,000	4,998,625
Societe Generale 1.900%, FEDEFF PRV + 0.350%, 06/19/20 (g)	3,000,000	2,998,863
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (g)	5,000,000	5,000,220
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (g)	1,000,000	1,000,019
Toronto-Dominion Bank 1.900%, FEDEFF PRV + 0.350%, 07/31/20 (g)	2,000,000	1,999,172
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (g)	4,000,000	4,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (g)	6,000,000	5,999,984

		66,997,565

Commercial Paper—0.1%
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (g)	1,999,846	1,999,570

Repurchase Agreements—1.2%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $1,206,103; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $7,541,208; collateralized by various Common Stock with an aggregate market value of $8,250,987.	7,500,000	7,500,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $7,012,863; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $7,142,231.	7,000,000	7,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $200,019; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $204,000.	200,000	$200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $200,031; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $204,002.	200,000	200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $700,107; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $714,002.	700,000	700,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $275,725; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $281,215.	275,701	275,701
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,110,223.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000

		21,175,701

Total Securities Lending Reinvestments (Cost $90,171,287)		90,172,836

Total Investments—105.1% (Cost $1,305,763,481)		1,881,549,874
Other assets and liabilities (net)—(5.1)%		(92,003,376)

Net Assets—100.0%		$1,789,546,498

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $88,368,157 and the collateral received consisted of cash in the amount of $90,154,234. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.9% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $15,859,700, which is 0.9% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$15,859,700

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,774,234,178	$—	$—	$1,774,234,178
Total Preferred Stock*	—	—	15,859,700	15,859,700
Total Short-Term Investment*	—	1,283,160	—	1,283,160
Total Securities Lending Reinvestments*	—	90,172,836	—	90,172,836
Total Investments	$1,774,234,178	$91,455,996	$15,859,700	$1,881,549,874

Collateral for Securities Loaned (Liability)	$—	$(90,154,234)	$—	$(90,154,234)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,881,549,874
Cash denominated in foreign currencies (c)	44
Receivable for:
Fund shares sold	104,784
Dividends and interest	592,571
Prepaid expenses	5,022

Total Assets	1,882,252,295
Liabilities
Collateral for securities loaned	90,154,234
Payables for:
Fund shares redeemed	1,291,988
Accrued Expenses:
Management fees	906,971
Distribution and service fees	51,783
Deferred trustees’ fees	144,002
Other expenses	156,819

Total Liabilities	92,705,797

Net Assets	$1,789,546,498

Net Assets Consist of:
Paid in surplus	$1,002,567,270
Distributable earnings (Accumulated losses)	786,979,228

Net Assets	$1,789,546,498

Net Assets
Class A	$1,526,111,895
Class B	220,536,091
Class E	42,898,512
Capital Shares Outstanding*
Class A	35,358,957
Class B	5,364,938
Class E	1,017,836
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$43.16
Class B	41.11
Class E	42.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,305,763,481.
(b)	Includes securities loaned at value of $88,368,157.
(c)	Identified cost of cash denominated in foreign currencies was $44.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$10,108,870
Interest	97,748
Securities lending income	571,354

Total investment income	10,777,972

Expenses
Management fees	11,958,714
Administration fees	71,558
Custodian and accounting fees	97,657
Distribution and service fees—Class B	506,654
Distribution and service fees—Class E	63,431
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	100,185
Insurance	11,875
Miscellaneous	20,469

Total expenses	12,978,711
Less management fee waiver	(1,595,117)

Net expenses	11,383,594

Net Investment Loss	(605,622)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	212,021,107
Foreign currency transactions	(1,230)

Net realized gain	212,019,877

Net change in unrealized appreciation on:
Investments	269,922,246

Net change in unrealized appreciation	269,922,246

Net realized and unrealized gain	481,942,123

Net Increase in Net Assets From Operations	$481,336,501

(a)	Net of foreign withholding taxes of $208,591.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(605,622)	$3,213,838
Net realized gain	212,019,877	280,553,153
Net change in unrealized appreciation (depreciation)	269,922,246	(203,139,928)

Increase in net assets from operations	481,336,501	80,627,063

From Distributions to Shareholders
Class A	(243,275,511)	(207,685,022)
Class B	(34,215,072)	(25,627,882)
Class E	(7,013,573)	(5,905,674)

Total distributions	(284,504,156)	(239,218,578)

Increase (decrease) in net assets from capital share transactions	53,040,095	(187,845,257)

Total increase (decrease) in net assets	249,872,440	(346,436,772)

Net Assets
Beginning of period	1,539,674,058	1,886,110,830

End of period	$1,789,546,498	$1,539,674,058

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	596,169	$24,962,333	541,953	$24,324,099
Reinvestments	6,165,117	243,275,511	4,701,947	207,685,022
Redemptions	(5,590,909)	(240,456,593)	(9,310,034)	(432,378,880)

Net increase (decrease)	1,170,377	$27,781,251	(4,066,134)	$(200,369,759)

Class B
Sales	868,973	$34,643,833	676,125	$28,743,042
Reinvestments	909,008	34,215,072	603,435	25,627,882
Redemptions	(1,070,573)	(43,467,942)	(999,607)	(43,641,060)

Net increase	707,408	$25,390,963	279,953	$10,729,864

Class E
Sales	172,606	$7,123,974	230,760	$10,279,382
Reinvestments	181,840	7,013,573	136,295	5,905,674
Redemptions	(343,760)	(14,269,666)	(328,183)	(14,390,418)

Net increase (decrease)	10,686	$(132,119)	38,872	$1,794,638

Increase (decrease) derived from capital shares transactions		$53,040,095		$(187,845,257)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$38.83		$43.42	$33.23	$36.50		$41.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	0.09	0.08	0.04	(c)	0.01
Net realized and unrealized gain (loss)	12.03		1.74	11.06	(0.15)		2.69

Total income (loss) from investment operations	12.03		1.83	11.14	(0.11)		2.70

Less Distributions
Distributions from net investment income	(0.10)		(0.06)	(0.04)	0.00		0.00
Distributions from net realized capital gains	(7.60)		(6.36)	(0.91)	(3.16)		(7.39)

Total distributions	(7.70)		(6.42)	(0.95)	(3.16)		(7.39)

Net Asset Value, End of Period	$43.16		$38.83	$43.42	$33.23		$36.50

Total Return (%) (d)	32.85		2.43	33.93	0.09		6.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72		0.72	0.72	0.72		0.71
Net ratio of expenses to average net assets (%) (e)	0.63		0.63	0.63	0.66		0.66
Ratio of net investment income (loss) to average net assets (%)	(0.00	)(f)	0.21	0.20	0.13	(c)	0.03
Portfolio turnover rate (%)	43		45	48	87		70
Net assets, end of period (in millions)	$1,526.1		$1,327.7	$1,661.1	$1,505.8		$1,609.7

	Class B
	Year Ended December 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$37.29		$41.96	$32.19	$35.54		$40.38

Income (Loss) from Investment Operations
Net investment loss (a)	(0.10)		(0.02)	(0.02)	(0.04	)(c)	(0.08)
Net realized and unrealized gain (loss)	11.52		1.71	10.70	(0.15)		2.63

Total income (loss) from investment operations	11.42		1.69	10.68	(0.19)		2.55

Less Distributions
Distributions from net realized capital gains	(7.60)		(6.36)	(0.91)	(3.16)		(7.39)

Total distributions	(7.60)		(6.36)	(0.91)	(3.16)		(7.39)

Net Asset Value, End of Period	$41.11		$37.29	$41.96	$32.19		$35.54

Total Return (%) (d)	32.52		2.18	33.57	(0.15)		6.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97		0.97	0.97	0.97		0.96
Net ratio of expenses to average net assets (%) (e)	0.88		0.88	0.88	0.91		0.91
Ratio of net investment loss to average net assets (%)	(0.25)		(0.04)	(0.05)	(0.12	)(c)	(0.22)
Portfolio turnover rate (%)	43		45	48	87		70
Net assets, end of period (in millions)	$220.5		$173.7	$183.7	$161.6		$177.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$38.06	$42.68	$32.69	$36.01		$40.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	0.03	0.02	(0.01	)(c)	(0.05)
Net realized and unrealized gain (loss)	11.78	1.71	10.88	(0.15)		2.66

Total income (loss) from investment operations	11.72	1.74	10.90	(0.16)		2.61

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(7.60)	(6.36)	(0.91)	(3.16)		(7.39)

Total distributions	(7.63)	(6.36)	(0.91)	(3.16)		(7.39)

Net Asset Value, End of Period	$42.15	$38.06	$42.68	$32.69		$36.01

Total Return (%) (d)	32.66	2.26	33.73	(0.06)		6.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.87		0.86
Net ratio of expenses to average net assets (%) (e)	0.78	0.78	0.78	0.81		0.81
Ratio of net investment income (loss) to average net assets (%)	(0.15)	0.06	0.05	(0.02	)(c)	(0.12)
Portfolio turnover rate (%)	43	45	48	87		70
Net assets, end of period (in millions)	$42.9	$38.3	$41.3	$34.1		$40.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $1,283,160. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $21,175,701. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$726,748,879	$0	$926,197,970

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$11,958,714	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,306,416,321

Gross unrealized appreciation	581,869,549
Gross unrealized depreciation	(6,735,996)

Net unrealized appreciation (depreciation)	$575,133,553

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$4,424,289	$60,299,781	$280,079,867	$178,918,797	$284,504,156	$239,218,578

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$—	$211,989,678	$575,133,553	$—	$787,123,231

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs

BHFTII-22

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such,

BHFTII-23

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the three-year period ended October 31, 2019, and underperformed its benchmark for the one-year and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 2.13%, 1.88%, and 1.98%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index1, returned 2.28%.

MARKET ENVIRONMENT / CONDITIONS

Portfolio positioning over the first half of 2019 was influenced by the Federal Open Market Committee’s (the “FOMC”) pivot to an overtly “patient” stance with regards to monetary policy and accommodation removal adopted by the FOMC during the first quarter. As we moved through the first half, dovish rhetoric from the FOMC intensified, highlighted by Chairman Powell’s commitment to utilizing policy to maintain the current economic expansion. The increasingly dovish stance, including Chairman Powell’s emphasis on utilizing policy to maintain the current economic expansion, led us to structure the Portfolio toward interest rate cuts of 0.25% in the target range for the federal funds rate at both the July 31st and September 18th meetings. Rhetoric from the FOMC became more balanced during the fourth quarter, including Chairman Powell’s continued reference to the series of cuts as a “mid-cycle adjustment”. This led us to structure the Portfolio toward an interest rate cut of 0.25% in the target range for the federal funds rate at the October 30th meeting. It was our belief that this third cut would likely be the last cut during 2019. This thesis proved correct and the federal funds target range ended the quarter at 1.50% to 1.75%. Portfolio positioning at period end embodied our belief that the FOMC is likely to maintain the current target range well into 2020, if not longer, barring any exogeneous shocks impacting growth. The fourth quarter brought with it the normal year end funding pressures and uncertainties, but throughout much of the quarter, banks worked to get ahead of their funding needs. The Portfolio was able to take advantage of opportunities as banks, at times, increased offered yields to lock in funding into 2020. The Federal Reserve purchasing program of treasury bills applied downward pressure to the very front end of the interest rate curve, increasing the modest steepness from overnight out to 1-year. The 3-month London Inter-bank Offered Rate (“LIBOR”) fell from 2.81% on December 31, 2018 to 1.84% at the end of December 2019. The slope of the LIBOR curve as measured from 1-month to 1-year, decreased to approximately 0.29% on December 31, 2019 compared with a slope of 0.50% on December 31, 2018.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Year-end Portfolio positioning reflected the addition of fixed rate commercial paper and certificates of deposit at yields of 1.85% to 2.01% with final maturities of 3-months to 1-year, 0.31% to 0.47% above overnight levels at the time of the trades. Floating rate investments with final maturities of 4-months to 1-year were added at spreads of 0.22% to 0.38% over 1-month LIBOR, 0.04% to 0.20% over 3-month LIBOR, and 0.32% over Secured Overnight Funding Rate (“SOFR” which is anticipated to be the industry standard reset index upon the cessation of LIBOR sometime after 2021). The downward shift of the LIBOR yield curve and tightening of credit spreads that resulted from the rate moves and bill purchases by the FOMC led to price appreciation in securities held by the Portfolio, particularly in fixed rate investments with longer durations. While this price appreciation was generally additive to return, the reinvestment of maturity proceeds was at lower yields, negatively impacting the income generating capacity of the Portfolio.

The Weighted Average Maturity of the Portfolio increased from 27 days to 43 days while the Weighted Average Life increased from 73 days to 84 days over the year. The allocation to floating rate instruments decreased from 36% at the end of 2018 to 32% at the end of 2019 and was comprised of securities indexed to SOFR and federal funds effective rate (4% allocation), 1-month LIBOR (15%) and 3-month LIBOR (13%). These contributed 0.63% to gross yield while fixed rate investments contributed the balance.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. T-BILL INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	2.13	1.03	0.52
Class B	1.88	0.83	0.42
Class E	1.98	0.91	0.45
Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index	2.28	1.07	0.58

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS ON DECEMBER 31, 2019

Top Issuers

% of Net Assets
JPMorgan Securities, Inc.	12.4
Mizuho Bank, Ltd. (NY)	3.8
Toronto-Dominion Bank	3.7
Suncorp Group, Ltd.	3.6
Credit Industriel et Commercial (NY)	2.9
Sumitomo Mitsui Banking Corp.	2.8
Kells Funding LLC	2.6
Sumitomo Mitsui Trust Bank , Ltd.	2.5
Macquarie Bank, Ltd.	2.5
Antalis S.A.	2.4

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.36%	$1,000.00	$1,009.30	$1.82
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B (a)	Actual	0.61%	$1,000.00	$1,008.00	$3.09
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E (a)	Actual	0.51%	$1,000.00	$1,008.60	$2.58
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investments—99.8% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—30.8%
Bank of Montreal (Chicago)
1.860%, FEDL01 + 0.310%, 07/13/20 (a)	5,000,000	$5,001,043
2.000%, 03/18/20	8,445,000	8,447,016
2.157%, 1M LIBOR + 0.420%, 01/17/20 (a)	3,500,000	3,500,791
Bank of Nova Scotia (Houston)
1.967%, 1M LIBOR + 0.230%, 08/17/20 (a)	7,000,000	6,999,140
1.995%, 1M LIBOR + 0.230%, 08/20/20 (a)	6,000,000	5,998,943
Citibank N.A. (NY) 2.220%, 01/07/20	4,000,000	4,000,389
Cooperatieve Rabobank UA 1.890%, 1M LIBOR + 0.180%, 05/08/20 (a)	6,000,000	6,000,280
Credit Industriel et Commercial (NY)
1.880%, 05/04/20	6,000,000	6,001,175
1.921%, 09/04/20	5,000,000	4,935,233
1.995%, 1M LIBOR + 0.230%, 08/20/20 (a)	6,500,000	6,499,242
Credit Suisse AG
1.840%, SOFR + 0.300%, 06/19/20 (a)	6,000,000	6,000,275
2.700%, SOFR + 0.300%, 05/01/20 (a)	7,000,000	7,016,978
Lloyds Bank Corporate Markets plc 2.173%, 3M LIBOR + 0.170%, 04/17/20 (a)	5,000,000	5,000,997
Macquarie Bank, Ltd.
1.912%, 03/02/20	8,000,000	7,975,021
1.960%, 1M LIBOR + 0.250%, 07/07/20 (a)	5,000,000	5,000,560
2.014%, 3M LIBOR + 0.120%, 05/07/20 (a)	7,000,000	7,001,669
Mizuho Bank, Ltd. (NY)
1.878%, 02/14/20	12,000,000	11,972,250
1.930%, 05/01/20	5,900,000	5,901,252
2.045%, 10/01/20	5,000,000	5,000,000
2.220%, 1M LIBOR + 0.150%, 01/15/20 (a)	8,000,000	8,001,522
MUFG Bank, Ltd.
2.041%, 3M LIBOR + 0.140%, 05/11/20 (a)	4,500,000	4,501,430
2.090%, 3M LIBOR + 0.180%, 02/24/20 (a)	4,300,000	4,300,964
National Australia Bank, Ltd.
1.995%, 1M LIBOR + 0.230%, 08/20/20 (a)	8,000,000	7,999,053
2.011%, 3M LIBOR + 0.120%, 12/09/20 (a)	5,000,000	4,999,987
Natixis (NY) 2.720%, 04/03/20	7,000,000	7,013,258
Natixis S.A. 1.840%, SOFR + 0.300%, 06/05/20 (a)	4,000,000	4,001,995
Nordea Bank Abp 1.988%, 3M LIBOR + 0.100%, 09/10/20 (a)	9,000,000	8,999,978
Norinchukin Bank 1.940%, 04/29/20	11,000,000	11,001,588
Royal Bank of Canada (NY) 2.050%, SOFR + 0.510%, 01/09/20 (a)	6,500,000	6,500,814
Skandinaviska Enskilda Banken AB 1.930%, 10/16/20	4,000,000	4,001,220
Standard Chartered Bank 2.260%, 01/15/20	10,000,000	10,002,160
Sumitomo Mitsui Banking Corp.
1.900%, 1M LIBOR + 0.190%, 03/09/20 (a)	3,000,000	2,999,632
1.956%, 1M LIBOR + 0.220%, 03/12/20 (a)	10,000,000	10,000,113
1.970%, 1M LIBOR + 0.190%, 02/24/20 (a)	5,000,000	5,000,128
2.051%, 1M LIBOR + 0.270%, 05/01/20 (a)	5,000,000	5,000,099
Sumitomo Mitsui Trust Bank, Ltd.
1.964%, 1M LIBOR + 0.200%, 02/19/20 (a)	8,500,000	8,501,880

Certificate of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd.
2.100%, 3M LIBOR + 0.190%, 02/25/20 (a)	4,000,000	4,000,973
2.236%, 3M LIBOR + 0.235%, 01/15/20 (a)	8,000,000	8,000,548
Svenska Handelsbanken 2.151%, 3M LIBOR + 0.150%, 10/15/20 (a)	6,000,000	6,002,316

		249,081,912

Commercial Paper—49.7%
Antalis S.A.
1.437%, 01/06/20 (b)	1,427,000	1,426,569
1.478%, 01/07/20 (b)	10,000,000	9,996,481
1.944%, 02/20/20 (b)	8,000,000	7,978,920
Bedford Row Funding Corp.
1.993%, 02/19/20 (b)	7,000,000	6,982,208
2.067%, 3M LIBOR + 0.040%, 04/15/20 (144A) (a)	7,000,000	7,000,001
Bennington Sark Capital Co. LLC 1.689%, 01/10/20 (b)	10,000,000	9,995,053
BPCE S.A. 1.980%, 07/31/20 (b)	5,500,000	5,437,195
Cancara Asset Securitisation LLC 1.925%, 04/02/20 (b)	7,050,000	7,015,852
Caterpillar Financial Services Corp. 2.003%, 3M LIBOR + 0.100%, 06/19/20 (a)	1,642,000	1,642,150
CDP Financial, Inc. 0.902%, 01/02/20 (b)	13,000,000	12,998,925
Chariot Funding LLC 1.894%, 1M LIBOR + 0.190%, 02/05/20 (a)	10,000,000	10,001,677
Cooperative Rabobank UA 1.879%, 02/07/20 (b)	14,000,000	13,974,094
CPPIB Capital, Inc.
1.860%, SOFR + 0.320%, 12/10/20 (144A) (a)	1,750,000	1,750,204
2.641%, 03/09/20 (b)	10,000,000	9,966,420
Credit Industriel et Commercial (NY) 2.636%, 02/10/20 (b)	6,000,000	5,989,291
Crown Point Capital Co. LLC 2.185%, 1M LIBOR + 0.380%, 08/28/20 (a)	4,000,000	4,002,455
DBS Bank, Ltd. 1.974%, 02/20/20 (b)	3,000,000	2,992,384
Dexia Credit Local S.A. 2.048%, 02/25/20 (b)	11,000,000	10,967,780
European Investment Bank
2.036%, 05/04/20 (b)	10,000,000	9,936,910
2.157%, 03/30/20 (b)	6,000,000	5,972,700
HSBC Bank plc 2.096%, 3M LIBOR + 0.190%, 12/01/20 (a)	3,000,000	3,001,074
ING U.S. Funding LLC
2.015%, 1M LIBOR + 0.250%, 08/20/20 (a)	6,000,000	5,998,712
2.098%, 3M LIBOR + 0.170%, 09/23/20 (a)	3,000,000	3,000,212
Kells Funding LLC
1.993%, 02/19/20 (b)	2,000,000	1,995,047
2.011%, 03/19/20 (b)	6,000,000	5,975,510
2.030%, 02/19/20 (b)	4,000,000	3,989,944
2.044%, 03/05/20 (b)	9,000,000	8,970,620
Lexington Parker Capital Co. LLC 1.014%, 01/02/20 (b)	1,185,000	1,184,885

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Liberty Street Funding LLC 2.154%, 01/28/20 (b)	2,000,000	$1,997,136
LMA Americas LLC 1.894%, 01/15/20 (b)	12,000,000	11,990,300
Manhattan Asset Funding Co. LLC 2.007%, 03/10/20 (b)	8,000,000	7,971,222
National Securities Clearing Corp. 1.869%, 06/08/20 (b)	7,000,000	6,944,218
Nationwide Building Society
1.251%, 01/03/20 (b)	7,000,000	6,999,070
2.010%, 01/06/20 (b)	7,000,000	7,000,068
NRW Bank
1.668%, 01/09/20 (b)	4,500,000	4,498,050
1.915%, 04/03/20 (b)	7,620,000	7,583,191
Ontario Teachers’ Cadillac Fairview Properties Trust
1.298%, 01/02/20 (b)	8,000,000	7,999,318
2.219%, 01/08/20 (b)	7,000,000	6,997,603
Province of Alberta Canada 1.994%, 02/21/20 (b)	10,000,000	9,975,286
Province of British Columbia Canada 1.984%, 02/04/20 (b)	6,000,000	5,990,387
Regency Market No. 1 LLC 1.894%, 01/15/20 (b)	10,000,000	9,992,583
Ridgefield Funding Co. LLC 1.965%, 1M LIBOR + 0.250%, 06/10/20 (a)	5,000,000	4,999,629
Sheffield Receivables Co. LLC 1.844%, 01/10/20 (b)	9,000,000	8,995,587
Shell International Finance B.V. 2.089%, 06/30/20 (b)	3,000,000	2,972,685
Suncorp Group, Ltd.
1.906%, 04/07/20 (b)	8,000,000	7,956,771
1.924%, 05/06/20 (b)	9,000,000	8,936,500
1.931%, 06/09/20 (b)	4,000,000	3,964,222
1.950%, 06/02/20 (b)	8,000,000	7,931,555
Thunder Bay Funding LLC
1.950%, 03/18/20 (b)	8,000,000	7,968,869
2.071%, 02/03/20 (b)	6,500,000	6,488,889
Toronto-Dominion Bank
1.860%, FEDL01 + 0.310%, 07/10/20 (a)	4,000,000	4,000,826
1.860%, FEDL01 + 0.310%, 07/16/20 (a)	7,000,000	7,000,735
1.900%, 04/30/20 (b)	8,500,000	8,498,861
1.915%, 1M LIBOR + 0.200%, 06/10/20 (a)	6,000,000	5,999,340
2.137%, 3M LIBOR + 0.190%, 09/28/20 (a)	4,500,000	4,503,276
Toyota Motor Credit Corp. 2.031%, 3M LIBOR + 0.030%, 01/07/20 (a)	5,000,000	5,000,006
UBS AG 2.210%, 3M LIBOR + 0.200%, 07/10/20 (a)	6,000,000	6,001,547
Victory Receivables Corp.
2.002%, 03/02/20 (b)	10,200,000	10,166,483
2.007%, 03/10/20 (b)	7,000,000	6,974,139
Westpac Banking Corp. 2.035%, 3M LIBOR + 0.150%, 12/09/20 (a)	7,700,000	7,700,689

		402,142,314

Repurchase Agreements—14.7%
Bank of America Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.570%, due on 01/02/20 with a maturity value of $19,347,687; collateralized by U.S. Agency Obligations with rates ranging from 3.793% - 4.319%, with a maturity date of 10/20/69, and an aggregate market value of $19,710,076.	19,346,000	19,346,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.55%, due on 01/02/20 with a maturity value of $100,008,611; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 02/06/20 - 11/15/49, and an aggregate market value of $101,662,507.	100,000,000	100,000,000

		119,346,000

U.S. Treasury—4.2%
U.S. Treasury Bills
1.513%, 01/21/20 (b)	30,000,000	29,976,725
1.831%, 03/12/20 (b)	4,000,000	3,988,314

		33,965,039

Bank Note—0.4%
Bank of America N.A. 2.051%, 10/06/20	3,000,000	3,000,451

Total Short-Term Investments (Cost $807,414,302)		807,535,716

Total Investments—99.8% (Cost $807,414,302)		807,535,716
Other assets and liabilities (net)—0.2%		1,592,190

Net Assets—100.0%		$809,127,906

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $8,750,205, which is 1.1% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDL01)—	Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$807,535,716	$—	$807,535,716
Total Investments	$—	$807,535,716	$—	$807,535,716

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$688,189,716
Repurchase Agreements at value which equals cost	119,346,000
Cash	714
Receivable for:
Fund shares sold	1,476,076
Interest	1,093,183
Prepaid expenses	2,484

Total Assets	810,108,173
Liabilities
Payables for:
Fund shares redeemed	394,266
Accrued Expenses:
Management fees	224,440
Distribution and service fees	95,857
Deferred trustees’ fees	141,866
Other expenses	123,838

Total Liabilities	980,267

Net Assets	$809,127,906

Net Assets Consist of:
Paid in surplus	$793,428,948
Distributable earnings (Accumulated losses)	15,698,958

Net Assets	$809,127,906

Net Assets
Class A	$320,719,718
Class B	391,723,445
Class E	96,684,743
Capital Shares Outstanding*
Class A	3,148,080
Class B	3,849,056
Class E	949,315
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$101.88
Class B	101.77
Class E	101.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $688,068,302.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Interest	$19,911,017

Total investment income	19,911,017
Expenses
Management fees	2,843,651
Administration fees	42,062
Custodian and accounting fees	65,045
Distribution and service fees—Class B	983,980
Distribution and service fees—Class E	145,911
Audit and tax services	32,620
Legal	43,286
Trustees’ fees and expenses	60,867
Shareholder reporting	67,438
Insurance	5,461
Miscellaneous	12,525

Total expenses	4,302,846
Less management fee waiver	(203,118)

Net expenses	4,099,728

Net Investment Income	15,811,289

Net Realized and Unrealized Gain
Net realized gain on investments	2,213

Net change in unrealized appreciation on investments	180,617

Net realized and unrealized gain	182,830

Net Increase in Net Assets From Operations	$15,994,119

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,811,289	$13,330,483
Net realized gain	2,213	4,146
Net change in unrealized appreciation (depreciation)	180,617	(14,880)

Increase in net assets from operations	15,994,119	13,319,749

From Distributions to Shareholders
Class A	(5,802,067)	(3,163,167)
Class B	(5,979,578)	(2,959,848)
Class E	(1,547,936)	(916,931)

Total distributions	(13,329,581)	(7,039,946)

Decrease in net assets from capital share transactions	(12,440,867)	(31,264,205)

Total decrease in net assets	(9,776,329)	(24,984,402)

Net Assets
Beginning of period	818,904,235	843,888,637

End of period	$809,127,906	$818,904,235

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	967,685	$98,441,350	1,271,421	$128,523,646
Reinvestments	57,549	5,802,067	31,481	3,163,167
Redemptions	(908,718)	(92,431,831)	(1,332,136)	(134,694,295)

Net increase (decrease)	116,516	$11,811,586	(29,234)	$(3,007,482)

Class B
Sales	1,379,245	$140,134,919	1,727,443	$174,497,711
Reinvestments	59,292	5,979,578	29,448	2,959,848
Redemptions	(1,654,489)	(168,178,415)	(1,841,534)	(185,896,483)

Net decrease	(215,952)	$(22,063,918)	(84,643)	$(8,438,924)

Class E
Sales	241,551	$24,526,767	172,508	$17,426,393
Reinvestments	15,346	1,547,936	9,123	916,931
Redemptions	(277,934)	(28,263,238)	(377,825)	(38,161,123)

Net decrease	(21,037)	$(2,188,535)	(196,194)	$(19,817,799)

Decrease derived from capital shares transactions		$(12,440,867)		$(31,264,205)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017		2016		2015
Net Asset Value, Beginning of Period	$101.58	$100.82	$100.28		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	2.12	1.81	0.92		0.32	(b)	0.00	(c)
Net realized and unrealized gain (loss)	0.02	0.00 (d)	(0.03)		0.03		0.00

Total income (loss) from investment operations	2.14	1.81	0.89		0.35		0.00	(c)

Less Distributions
Distributions from net investment income	(1.84)	(1.04)	(0.35)		(0.07)		(0.00	)(e)
Distributions from net realized capital gains	0.00	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00

Total distributions	(1.84)	(1.05)	(0.35)		(0.07)		(0.00	)(e)

Net Asset Value, End of Period	$101.88	$101.58	$100.82		$100.28		$100.00

Total Return (%) (g)	2.13	1.81	0.89		0.35		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	0.39	0.39		0.38		0.37
Net ratio of expenses to average net assets (%) (h)	0.37	0.36	0.36		0.35		0.25
Ratio of net investment income to average net assets (%)	2.08	1.79	0.91		0.32	(b)	0.00	(i)
Portfolio turnover rate (%)	0 (j)	0 (j)	0	(j)	0	(j)	N/A
Net assets, end of period (in millions)	$320.7	$307.9	$308.6		$355.2		$406.8

	Class B
	Year Ended December 31,
	2019	2018	2017		2016		2015
Net Asset Value, Beginning of Period	$101.46	$100.68	$100.11		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	1.87	1.55	0.66		0.08	(b)	0.00
Net realized and unrealized gain (loss)	0.02	0.00 (d)	(0.02)		0.03		0.00

Total income (loss) from investment operations	1.89	1.55	0.64		0.11		0.00

Less Distributions
Distributions from net investment income	(1.58)	(0.76)	(0.07)		(0.00	)(e)	0.00
Distributions from net realized capital gains	0.00	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00

Total distributions	(1.58)	(0.77)	(0.07)		(0.00)		0.00

Net Asset Value, End of Period	$101.77	$101.46	$100.68		$100.11		$100.00

Total Return (%) (g)	1.88	1.55	0.63		0.11		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.64		0.63		0.62
Net ratio of expenses to average net assets (%) (h)	0.62	0.61	0.61		0.59		0.25
Ratio of net investment income to average net assets (%)	1.84	1.53	0.66		0.08	(b)	0.00
Portfolio turnover rate (%)	0 (j)	0 (j)	0	(j)	0	(j)	N/A
Net assets, end of period (in millions)	$391.7	$412.5	$417.8		$479.6		$547.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017		2016		2015
Net Asset Value, Beginning of Period	$101.53	$100.74	$100.18		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	1.97	1.64	0.76		0.17	(b)	0.00
Net realized and unrealized gain (loss)	0.02	0.02	(0.03)		0.03		0.00

Total income (loss) from investment operations	1.99	1.66	0.73		0.20		0.00

Less Distributions
Distributions from net investment income	(1.67)	(0.86)	(0.17)		(0.02)		0.00
Distributions from net realized capital gains	0.00	(0.01)	(0.00	)(f)	(0.00	)(f)	0.00

Total distributions	(1.67)	(0.87)	(0.17)		(0.02)		0.00

Net Asset Value, End of Period	$101.85	$101.53	$100.74		$100.18		$100.00

Total Return (%) (g)	1.98	1.66	0.73		0.20		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.54	0.54		0.53		0.52
Net ratio of expenses to average net assets (%) (h)	0.52	0.51	0.51		0.50		0.25
Ratio of net investment income to average net assets (%)	1.94	1.62	0.76		0.17	(b)	0.00
Portfolio turnover rate (%)	0 (j)	0 (j)	0	(j)	0	(j)	N/A
Net assets, end of period (in millions)	$96.7	$98.5	$117.5		$137.4		$154.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.
(f)	Distributions from net realized capital gains were less than $0.01.
(g)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(h)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(i)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(j)	There were no long term transactions during the years ended December 31, 2019, 2018, 2017 and 2016.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $119,346,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$2,843,651	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Of the first $	1 billion

For the period April 30, 2018 to April 30, 2019, an identical expense agreement was in place. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$807,414,302

Gross unrealized appreciation	144,010
Gross unrealized depreciation	(22,596)

Net unrealized appreciation (depreciation)	$121,414

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$13,329,581	$7,039,946	$—	$—	$13,329,581	$7,039,946

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$15,719,412	$—	$121,414	$—	$15,840,826

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Ultra-Short Term Bond Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Ultra-Short Term Bond Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-17

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-18

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

BlackRock Ultra-Short Term Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Bank of America / Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. The Board further noted that, prior to May 1, 2016, the Portfolio operated as a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940 and noted that the Adviser and its affiliates had provided significant subsidizations to the Portfolio by voluntarily waiving a portion of the Adviser’s investment advisory fee and all of the Portfolio’s Rule 12b-1 fees in order to maintain a stable net asset value per share, which contributed positively to the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 23.75%, 23.44%, and 23.56%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 27.06%.

MARKET ENVIRONMENT / CONDITIONS

Our investment process does not incorporate macroeconomic or geopolitical events in any explicit way. However, we are deeply curious about the world in which our portfolio companies operate, of course. And given our intellectual curiosity, it’s of interest that 2019 was a period of accommodative central banks, an abating trade war, meager economic growth, and weak earnings growth. As value investors, one way these issues matter to us is how they serve to lift or depress valuations, whether for the broad equity markets or for specific businesses. But let’s start with the broad markets.

Equity markets delivered stellar returns in 2019, with the S&P 500 Index up 31.5%. Compare that to the S&P 500’s 90-year average annual return of 9.4% and given that strength, you probably wouldn’t care too much that only two stocks—Apple and Microsoft—accounted for 15.0% of the S&P 500 Index’s annual performance. It was another great year for growth investing, and that seemed to come at the expense of value. Among the Russell family of indices, large-cap growth and mid-cap growth outperformed both the core and value versions, with value lagging.

While on a relative basis it might not have been a great year for value, the absolute returns were impressive, with the Russell Midcap Value Index returning 27.1% for the year. Within the Index, the Information Technology sector was a top total performer, reflecting the success technology firms had across the broader markets, followed by Industrials and Financials. No sector posted a negative total return for the year. In fact, no sector save one even posted less than 20% total returns: Energy.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Over the 12 months ending December 31, 2019, the Portfolio trailed the Russell Midcap Value Index. Consumer Discretionary, Information Technology and Industrials were the top detractors on a sector basis. Energy, Financials and Health Care were the top contributing sectors to the Portfolio’s relative returns.

The top individual detractors for the year were Lions Gate Entertainment, Qurate Retail, and Fluor Corp.

Lions Gate Entertainment is in its present form the result of a 2016 acquisition of the Starz Network. Weighing on the stock was the company’s announced intention to expand its streaming services to the highly competitive global marketplace—a costly prospect with potential negative implications for the near-term financials. While we believe that this strategy carries risks to the business that we do not endorse—and we shared these misgivings with management—we remained invested in this franchise because we continued to see value in this free cash flow-generating content powerhouse trading at an excessive discount.

After starting to pare the Portfolio’s holdings last year, we fully exited the position in construction services firm Fluor as of September 30, 2019. Since the CEO’s abrupt departure in May, Fluor’s share price had been under pressure as the company’s long turnaround effort has tested investors’ patience. When we took into account the cash outflows that would be necessary to deal with a multitude of problem projects, the balance sheet looked to be more levered than the headline numbers suggested. We believe that additional uncertainty around further write-downs and several large fixed-cost projects in the backlog were also likely to weigh on the balance sheet. With growing leverage and increasing risks of further write-downs, our view on the business materially changed. In addition to Fluor, we sold Cimarex Energy Co. and Apache Corp., both independent energy firms. These changes were broadly positive for the Portfolio as its below-benchmark exposure to the Energy sector was a top contributor to relative returns.

Television and online retailer Qurate (parent company of QVC and HSN) was another position we closed in 2019. The laundry list of negatives for this name continued to get longer: margin pressure, demand headwinds, weaker free-cash-flow, etc. When we bought this company in its original iteration, QVC, we loved the nature of the TV shopping business. It’s capex-light, and inventory can be managed in practically real time, which, along with a relatively small expense base, meant generally high profits and consistent free cash flow. We believed that core business model remained an attractive investment opportunity, even if it faced competitive headwinds. Unfortunately, we didn’t own only the base business anymore. Over the past few years, Qurate has mis-stepped through a couple of acquisitions which had been within our tolerance levels. But it’s management’s decision to expand into digital sales and distribution that concerned us as investors. It’s just not a good transition given Qurate’s core competencies. The problems are numerous: it’s expensive (i.e., sky high customer acquisition costs), price transparency is higher than TV and overall prices lower (i.e., margin pressure), customers exhibit less loyalty, and the capital requirements are more intense. Our view was that Qurate was raising business and execution risks by embarking on the transition to the digital retailing business, and we exited the position.

The top three contributors to the Portfolio’s 2019 full-year returns were Air Lease Corp., GCI Liberty, and Arch Capital Group.

We believe that airplane leasing firm Air Lease Corp. should benefit from demand for air travel by the global emerging middle class. This, along with the rise of ultra-low-cost carriers, provide secular tailwinds to the business. In the near term, as Boeing’s 737 Max remains grounded and faces continued regulatory scrutiny, carriers will need aircraft to cover those routes. Air Lease maintains a diversified, young fleet of fuel-efficient, low operational-cost aircraft, which could see

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

increased demand. Furthermore, where Air Lease owns 737 Max jets, the carriers are required to pay the leases whether the planes fly or not. In sum, we believe this business model is well-built for various cyclical and secular environments, and management has positioned the company as the industry leader.

Telecom services provider GCI Liberty is our see-through play on Charter Communications, which performed well over the year as free cash flow improved. Central to our thesis is this free cash flow story: we anticipated that it would improve, and it has been doing so, both sooner and more intensely than expected. Another tailwind to Charter’s performance, especially in the first half of the year, was a decrease in promotional efforts out of AT&T, which meant weaker price competition.

Arch Capital Group is a Bermuda-based property and casualty insurance company that operates three divisions: mortgage insurance, insurance and reinsurance. Over the last few years, the business has been characterized by extraordinary profits in the mortgage insurance division, while profits in the other two divisions have suffered from falling insurance rates and a few underwriting blunders. In 2019, rates for insurance and reinsurance were increasing, which we believe should provide a tailwind to underwriting profitability in those two divisions.

Globally integrated chemicals and advanced materials producer Celanese was also a top contributor. Despite weakening demand from the auto sector and China, the project pipeline generated better revenue than the market expected, with noticeable margin improvement. Couple the strong fundamentals with strong free cash flow and a solid balance sheet, and we believe Celanese is positioned to win through the cycle. Along with the strong balance sheet, a backlog of projects and strategic investments in new capacity, not only is Celanese prepared for cyclical lulls, but also for when global industrial production may pick up again in earnest.

Over the year, we initiated new positions in Lions Gate Entertainment, Weyerhaeuser Co., Lamar Advertising, NetApp, E*TRADE and Thor Industries. Additionally, the Portfolio’s SunTrust Banks position became Truist Financial Corp. after the merger with BB&T consummated.

During the period, we closed positions in Alleghany Corp., Apache Corp., Cimarex Energy, Fairfax Financial Holdings, Fluor Corp., Hess Corp., Qurate Retail and TripAdvisor, preferring to seek better opportunities for absolute and relative returns.

Our decisions are always made from the bottom-up, without regard to index construction. Allocations are necessarily a byproduct of our stock selections. At period-end, the Portfolio maintained above-benchmark positions in the Communications Services, Consumer Discretionary, Financials, Industrials and Materials sectors. Consumer Staples, Energy, Health Care, Information Technology, Real Estate and Utilities holdings were below the benchmark’s average weights for the period.

James C. Kieffer

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	23.75	6.18	9.97
Class B	23.44	5.91	9.69
Class E	23.56	6.02	9.80
Russell Midcap Value Index	27.06	7.62	12.42

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Celanese Corp.	4.0
Air Lease Corp.	3.6
Thor Industries, Inc.	3.6
Globe Life, Inc.	3.4
AutoNation, Inc.	3.3
Arch Capital Group, Ltd.	3.2
Analog Devices, Inc.	3.2
Kroger Co. (The)	3.1
GCI Liberty, Inc. - Class A	3.0
Gentex Corp.	3.0

Top Sectors

% of Net Assets
Financials	28.8
Consumer Discretionary	15.2
Communication Services	12.7
Industrials	12.3
Materials	8.0
Information Technology	7.0
Real Estate	5.3
Health Care	4.1
Consumer Staples	3.1
Energy	1.7

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.79%	$1,000.00	$1,051.30	$4.08
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B (a)	Actual	1.04%	$1,000.00	$1,049.90	$5.37
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

Class E (a)	Actual	0.94%	$1,000.00	$1,050.50	$4.86
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Auto Components—4.1%
Delphi Technologies plc (a) (b)	832,728	$10,683,900
Gentex Corp. (a)	953,782	27,640,603

		38,324,503

Automobiles—3.6%
Thor Industries, Inc. (a)	451,655	33,553,450

Banks—10.5%
BOK Financial Corp. (a)	203,424	17,779,258
Fifth Third Bancorp	683,248	21,003,043
M&T Bank Corp.	156,361	26,542,280
Pinnacle Financial Partners, Inc. (a)	254,271	16,273,344
Truist Financial Corp.	294,488	16,585,564

		98,183,489

Capital Markets—3.2%
E*Trade Financial Corp.	435,116	19,741,213
Intercontinental Exchange, Inc.	114,933	10,637,049

		30,378,262

Chemicals—8.0%
Axalta Coating Systems, Ltd. (b)	697,701	21,210,110
Celanese Corp.	305,742	37,642,955
Nutrien, Ltd. (a)	329,994	15,810,013

		74,663,078

Construction & Engineering—1.1%
Jacobs Engineering Group, Inc.	117,227	10,530,501

Consumer Finance—2.5%
Synchrony Financial	644,768	23,218,096

Diversified Consumer Services—2.0%
H&R Block, Inc. (a)	781,862	18,358,120

Diversified Telecommunication Services—3.0%
GCI Liberty, Inc. - Class A (a) (b)	397,630	28,172,085

Electronic Equipment, Instruments & Components—2.1%
Arrow Electronics, Inc. (b)	230,190	19,506,301

Entertainment—1.3%
Lions Gate Entertainment Corp. - Class A (a) (b)	586,625	6,253,422
Lions Gate Entertainment Corp. - Class B (b)	613,550	6,092,552

		12,345,974

Equity Real Estate Investment Trusts—5.3%
Equity Commonwealth	582,473	19,122,588
Lamar Advertising Co. - Class A (a)	127,351	11,367,350
STORE Capital Corp.	273,932	10,201,228
Weyerhaeuser Co.	309,480	9,346,296

		50,037,462

Food & Staples Retailing—3.1%
Kroger Co. (The)	998,491	28,946,254

Health Care Equipment & Supplies—2.2%
DENTSPLY SIRONA, Inc.	365,417	20,678,948

Health Care Providers & Services—1.8%
AmerisourceBergen Corp.	202,582	17,223,522

Insurance—12.6%
Aon plc	115,971	24,155,599
Arch Capital Group, Ltd. (b)	704,775	30,227,800
Globe Life, Inc.	299,576	31,530,374
Loews Corp.	282,675	14,837,611
Progressive Corp. (The)	233,844	16,927,967

		117,679,351

Interactive Media & Services—2.2%
IAC/InterActiveCorp (b)	82,847	20,638,016

Internet & Direct Marketing Retail—2.3%
Expedia Group, Inc.	199,522	21,576,309

Marine—2.7%
Kirby Corp. (a) (b)	285,652	25,574,424

Media—6.1%
News Corp. - Class A	1,228,619	17,372,672
Omnicom Group, Inc. (a)	283,708	22,986,022
ViacomCBS, Inc. - Class B	404,043	16,957,685

		57,316,379

Oil, Gas & Consumable Fuels—1.7%
Devon Energy Corp.	323,442	8,399,789
Marathon Petroleum Corp.	126,664	7,631,506

		16,031,295

Road & Rail—4.8%
AMERCO (a)	66,560	25,014,579
Ryder System, Inc.	365,650	19,858,452

		44,873,031

Semiconductors & Semiconductor Equipment—3.2%
Analog Devices, Inc.	251,289	29,863,185

Specialty Retail—3.3%
AutoNation, Inc. (a) (b)	628,000	30,539,640

Technology Hardware, Storage & Peripherals—1.8%
NetApp, Inc.	265,440	16,523,640

Trading Companies & Distributors—3.7%
Air Lease Corp. (a)	718,472	34,141,789

Total Common Stocks (Cost $661,001,529)		918,877,104

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investment—2.0%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $18,380,848; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $18,751,656.	18,380,235	$18,380,235

Total Short-Term Investments (Cost $18,380,235)		18,380,235

Securities Lending Reinvestments (c)—19.4%

Certificates of Deposit—9.3%
ABN AMRO Bank NV 2.120%, 01/10/20	1,000,000	1,000,120
Agricultural Bank of China
2.250%, 01/24/20	2,000,000	2,000,002
2.250%, 02/10/20	1,000,000	999,993
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	5,000,000	4,999,265
Bank of Montreal (Chicago)
1.790%, SOFR + 0.250%, 07/10/20 (d)	1,000,000	1,000,926
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	1,000,000	999,997
1.930%, FEDEFF PRV + 0.380%, 09/09/20 (d)	1,000,000	999,997
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	2,000,000	1,999,826
2.182%, 3M LIBOR + 0.170%, 01/09/20 (d)	2,000,000	2,000,134
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (d)	2,000,000	1,999,880
China Construction Bank Corp.
2.300%, 01/21/20	2,000,000	2,000,328
2.350%, 01/02/20	4,000,000	4,000,092
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	4,000,000	4,000,120
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	4,000,000	4,000,224
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	2,000,000	1,999,994
Credit Industriel et Commercial
1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	2,000,000	1,999,988
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (d)	3,000,000	2,999,991
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (d)	2,000,000	2,001,018
2.020%, SOFR + 0.480%, 10/06/20 (d)	3,000,000	3,002,082
DNB Bank ASA 2.020%, 03/10/20	3,000,000	3,000,276
DZ Bank AG
Zero Coupon, 01/21/20	1,193,606	1,198,788
Zero Coupon, 03/10/20	989,594	996,200
KBC Bank NV 2.080%, 03/12/20	1,000,000	1,000,230
Mizuho Bank, Ltd. Zero Coupon, 01/10/20	1,989,501	1,999,060
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	2,000,000	1,999,968
Rabobank International London
1.995%, 1M LIBOR + 0.190%, 04/24/20 (d)	5,000,000	5,000,250
Security Description	Shares/ Principal Amount*	Value

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 1.780%, SOFR + 0.240%, 07/08/20 (d)	3,000,000	2,998,425
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (d)	2,000,000	1,999,992
Standard Chartered Bank 1.950%, FEDEFF PRV + 0.400%, 03/13/20 (d)	2,000,000	1,999,996
Sumitomo Mitsui Banking Corp.
1.950%, 04/22/20	1,000,000	1,000,008
1.985%, 1M LIBOR + 0.180%, 01/27/20 (d)	2,000,000	2,000,088
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (d)	2,000,000	2,000,038
Svenska Handelsbanken AB 2.005%, 1M LIBOR + 0.220%, 07/22/20 (d)	4,000,000	4,000,504
Toronto-Dominion Bank
1.874%, 1M LIBOR + 0.180%, 06/03/20 (d)	2,000,000	2,000,105
1.900%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,000,000	1,999,172
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (d)	4,000,000	4,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	4,000,000	3,999,990

		87,197,067

Commercial Paper—1.4%
Bank of China, Ltd. 2.280%, 03/09/20	1,988,600	1,992,034
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (d)	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	5,000,000	4,999,935
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	3,000,000	3,000,000

		12,991,009

Mutual Funds—2.4%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	10,000,000	10,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (e)	8,000,000	8,000,000

		23,000,000

Repurchase Agreements—6.0%
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $2,010,989; collateralized by various Common Stock with an aggregate market value of $2,200,263.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $3,005,513; collateralized by various Common Stock with an aggregate market value of $3,300,001.	3,000,000	$3,000,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $4,007,350; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $4,081,275.	4,000,000	4,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,100,198; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $2,142,001.	2,100,000	2,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,900,290; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,938,015.	1,900,000	1,900,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $900,138; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $918,001.	900,000	900,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $5,600,856; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $5,712,019.	5,600,000	5,600,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,470,584; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $4,559,608.	4,470,204	4,470,204
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $3,031,524; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $3,181,871.	3,000,000	3,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $5,000,472; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $5,551,113.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $5,000,469; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $5,521,866.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $10,003,344; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $11,043,731.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $6,902,308; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $7,620,174.	6,900,000	6,900,000

		55,870,204

Time Deposits—0.3%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000
Shinkin Central Bank 2.430%, 01/06/20	2,000,000	2,000,000

		3,000,000

Total Securities Lending Reinvestments (Cost $182,054,679)		182,058,280

Total Investments— 119.6% (Cost $861,436,443)		1,119,315,619
Other assets and liabilities (net)—(19.6)%		(183,650,528)

Net Assets—100.0%		$935,665,091

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $179,002,976 and the collateral received consisted of cash in the amount of $182,025,627. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$918,877,104	$—	$—	$918,877,104
Total Short-Term Investment*	—	18,380,235	—	18,380,235
Securities Lending Reinvestments
Certificates of Deposit	—	87,197,067	—	87,197,067
Commercial Paper	—	12,991,009	—	12,991,009
Mutual Funds	23,000,000	—	—	23,000,000
Repurchase Agreements	—	55,870,204	—	55,870,204
Time Deposits	—	3,000,000	—	3,000,000
Total Securities Lending Reinvestments	23,000,000	159,058,280	—	182,058,280
Total Investments	$941,877,104	$177,438,515	$—	$1,119,315,619

Collateral for Securities Loaned (Liability)	$—	$(182,025,627)	$—	$(182,025,627)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,119,315,619
Receivable for:
Fund shares sold	181,760
Dividends and interest	1,200,251
Prepaid expenses	2,615

Total Assets	1,120,700,245
Liabilities
Collateral for securities loaned	182,025,627
Payables for:
Investments purchased	1,976,578
Fund shares redeemed	108,009
Accrued Expenses:
Management fees	578,838
Distribution and service fees	76,223
Deferred trustees’ fees	141,928
Other expenses	127,951

Total Liabilities	185,035,154

Net Assets	$935,665,091

Net Assets Consist of:
Paid in surplus	$653,036,832
Distributable earnings (Accumulated losses)	282,628,259

Net Assets	$935,665,091

Net Assets
Class A	$546,939,646
Class B	322,957,937
Class E	65,767,508
Capital Shares Outstanding*
Class A	2,383,799
Class B	1,467,557
Class E	292,805
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$229.44
Class B	220.07
Class E	224.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $861,436,443.
(b)	Includes securities loaned at value of $179,002,976.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$15,870,395
Interest	426,199
Securities lending income	514,228

Total investment income	16,810,822
Expenses
Management fees	7,499,638
Administration fees	45,386
Custodian and accounting fees	51,628
Distribution and service fees—Class B	799,121
Distribution and service fees—Class E	99,479
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	114,071
Insurance	6,333
Miscellaneous	15,634

Total expenses	8,779,459
Less management fee waiver	(497,360)
Less broker commission recapture	(10,831)

Net expenses	8,271,268

Net Investment Income	8,539,554

Net Realized and Unrealized Gain
Net realized gain on investments	17,773,941

Net change in unrealized appreciation on investments	164,349,323

Net realized and unrealized gain	182,123,264

Net Increase in Net Assets From Operations	$190,662,818

(a)	Net of foreign withholding taxes of $103,636.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,539,554	$6,194,021
Net realized gain	17,773,941	107,093,791
Net change in unrealized appreciation (depreciation)	164,349,323	(239,582,018)

Increase (decrease) in net assets from operations	190,662,818	(126,294,206)

From Distributions to Shareholders
Class A	(65,739,722)	(33,856,446)
Class B	(40,372,394)	(21,308,286)
Class E	(8,300,233)	(4,423,964)

Total distributions	(114,412,349)	(59,588,696)

Increase (decrease) in net assets from capital share transactions	28,540,542	(130,302,350)

Total increase (decrease) in net assets	104,791,011	(316,185,252)

Net Assets
Beginning of period	830,874,080	1,147,059,332

End of period	$935,665,091	$830,874,080

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	19,083	$4,332,192	32,409	$7,937,023
Reinvestments	310,108	65,739,722	135,751	33,856,446
Redemptions	(193,589)	(44,129,137)	(529,905)	(135,797,046)

Net increase (decrease)	135,602	$25,942,777	(361,745)	$(94,003,577)

Class B
Sales	36,208	$7,822,195	37,916	$8,956,383
Reinvestments	198,283	40,372,394	88,530	21,308,286
Redemptions	(202,132)	(44,266,969)	(252,369)	(61,489,870)

Net increase (decrease)	32,359	$3,927,620	(125,923)	$(31,225,201)

Class E
Sales	3,187	$699,509	9,182	$2,128,318
Reinvestments	39,963	8,300,233	18,061	4,423,964
Redemptions	(46,384)	(10,329,597)	(46,968)	(11,625,854)

Net decrease	(3,234)	$(1,329,855)	(19,725)	$(5,073,572)

Increase (decrease) derived from capital shares transactions		$28,540,542		$(130,302,350)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$211.86	$259.07	$231.28	$213.79	$271.79

Income (Loss) from Investment Operations
Net investment income (a)	2.34	1.75	1.54	1.74 (b)	2.26
Net realized and unrealized gain (loss)	45.48	(33.63)	27.96	43.82	(23.66)

Total income (loss) from investment operations	47.82	(31.88)	29.50	45.56	(21.40)

Less Distributions
Distributions from net investment income	(1.85)	(1.62)	(1.71)	(2.56)	(3.17)
Distributions from net realized capital gains	(28.39)	(13.71)	0.00	(25.51)	(33.43)

Total distributions	(30.24)	(15.33)	(1.71)	(28.07)	(36.60)

Net Asset Value, End of Period	$229.44	$211.86	$259.07	$231.28	$213.79

Total Return (%) (c)	23.75	(13.20)	12.82	22.96	(9.44)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.85	0.85	0.85	0.84
Net ratio of expenses to average net assets (%) (d)	0.81	0.81	0.85	0.85	0.84
Ratio of net investment income to average net assets (%)	1.03	0.70	0.64	0.80 (b)	0.91
Portfolio turnover rate (%)	15	23	21	31	31
Net assets, end of period (in millions)	$546.9	$476.3	$676.2	$652.0	$739.1

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$204.18	$250.17	$223.41	$207.30	$264.50

Income (Loss) from Investment Operations
Net investment income (a)	1.70	1.09	0.90	1.16 (b)	1.59
Net realized and unrealized gain (loss)	43.77	(32.43)	27.01	42.40	(22.95)

Total income (loss) from investment operations	45.47	(31.34)	27.91	43.56	(21.36)

Less Distributions
Distributions from net investment income	(1.19)	(0.94)	(1.15)	(1.94)	(2.41)
Distributions from net realized capital gains	(28.39)	(13.71)	0.00	(25.51)	(33.43)

Total distributions	(29.58)	(14.65)	(1.15)	(27.45)	(35.84)

Net Asset Value, End of Period	$220.07	$204.18	$250.17	$223.41	$207.30

Total Return (%) (c)	23.44	(13.42)	12.54	22.65	(9.66)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.10	1.10	1.10	1.09
Net ratio of expenses to average net assets (%) (d)	1.06	1.06	1.10	1.10	1.09
Ratio of net investment income to average net assets (%)	0.78	0.45	0.39	0.55 (b)	0.66
Portfolio turnover rate (%)	15	23	21	31	31
Net assets, end of period (in millions)	$323.0	$293.0	$390.5	$404.3	$358.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$207.89	$254.48	$227.21	$210.43	$267.99

Income (Loss) from Investment Operations
Net investment income (a)	1.95	1.36	1.15	1.40 (b)	1.85
Net realized and unrealized gain (loss)	44.61	(33.02)	27.48	43.07	(23.28)

Total income (loss) from investment operations	46.56	(31.66)	28.63	44.47	(21.43)

Less Distributions
Distributions from net investment income	(1.45)	(1.22)	(1.36)	(2.18)	(2.70)
Distributions from net realized capital gains	(28.39)	(13.71)	0.00	(25.51)	(33.43)

Total distributions	(29.84)	(14.93)	(1.36)	(27.69)	(36.13)

Net Asset Value, End of Period	$224.61	$207.89	$254.48	$227.21	$210.43

Total Return (%) (c)	23.56	(13.33)	12.65	22.78	(9.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00	1.00	1.00	0.99
Net ratio of expenses to average net assets (%) (d)	0.96	0.96	1.00	1.00	0.99
Ratio of net investment income to average net assets (%)	0.88	0.55	0.49	0.65 (b)	0.76
Portfolio turnover rate (%)	15	23	21	31	31
Net assets, end of period (in millions)	$65.8	$61.5	$80.4	$82.4	$75.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements—The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $18,380,235. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $55,870,204. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$133,219,778	$0	$191,130,357

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$7,499,638	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period October 1, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	On the first $500 million
0.100%	On the next $500 million
0.130%	On amounts in excess of $1 billion

Prior to October 1, 2019, the Adviser had agreed, for the period April 29, 2019 through September 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	On the first $500 million
0.050%	On the next $500 million
0.060%	On amounts in excess of $1 billion

An identical agreement was in place for the period April 30, 2018 through April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$861,622,673

Gross unrealized appreciation	284,741,466
Gross unrealized depreciation	(27,048,520)

Net unrealized appreciation (depreciation)	$257,692,946

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$10,191,964	$5,318,818	$104,220,385	$54,269,878	$114,412,349	$59,588,696

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$8,335,888	$16,741,352	$257,692,946	$—	$282,770,186

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan Mid Cap Value Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan Mid Cap Value Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Artisan Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Sub-advised Expense Universe median, but below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective October 1, 2019.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 23.30% and 23.03%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 25.41%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the year, trailing the U.S. market but outperforming emerging markets. The MSCI World ex-USA IMI (net dividends) returned 22.9%, as compared to 31.0% for the Russell 3000 Index and 17.6% for the MSCI Emerging Markets IMI (net dividends). Some developed ex-U.S. market currencies, such as the Canadian dollar and the Israeli new shekel, appreciated relative to the U.S. dollar, while others, such as the Swedish krona and the Danish krone, depreciated. In aggregate, currency movements had limited overall impact on the U.S. dollar-denominated returns of the developed ex-U.S. market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability. Along the market capitalization dimension, small cap (MSCI World ex-USA Small Cap Index, net dividends) outperformed large cap (MSCI World ex-USA Index, net dividends) by 2.9%. Mid cap (MSCI World ex-USA Mid Cap Index, net dividends), a subset of the MSCI World ex-USA Index universe, underperformed small cap by 1.1% and outperformed large cap by 1.9%.

Along the relative price dimension, large cap value stocks (MSCI World ex-USA Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex-USA Growth Index, net dividends) by 10.9%, and small cap value stocks (MSCI World ex-USA Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex-USA Small Cap Growth Index, net dividends) by 5.2%. Among large caps, stocks with higher profitability outperformed stocks with lower profitability. Among small caps, stocks with higher profitability underperformed those with lower profitability. Performance of the premiums may vary depending on the particular segment of the market under analysis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2019, the Portfolio underperformed its benchmark.

The Portfolio’s greater allocation to micro caps detracted from performance relative to the benchmark, as micro caps generally underperformed within the small cap universe. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on relative performance, as those stocks generally outperformed for the year. The Portfolio’s general exclusion of Real Estate Investment Trusts (“REITs”) also detracted from relative performance, as REITs outperformed the overall benchmark.

The Portfolio held more than 3,900 securities as of December 31, 2019 and is well diversified across both countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Jed Fogdall

Arun Keswani

Mary Phillips

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between $200 million and $800 million across 23 developed markets, excluding the United States. The index return shown above was calculated with net dividends: it reflects the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	23.30	7.63	7.74
Class B	23.03	7.37	7.48
MSCI World ex-U.S. Small Cap Index	25.41	8.17	8.04

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Galapagos NV	0.5
ASM International NV	0.3
Ingenico Group S.A.	0.3
Bellway plc	0.3
Pennon Group plc	0.3
Howden Joinery Group plc	0.3
Intermediate Capital Group plc	0.3
PSP Swiss Property AG	0.3
LANXESS AG	0.3
Travis Perkins plc	0.3

Top Countries

% of Net Assets
Japan	23.8
United Kingdom	15.9
Canada	8.8
Germany	6.4
Australia	6.1
Switzerland	5.2
France	4.3
Italy	4.2
Netherlands	3.2
Sweden	3.0

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.95%	$1,000.00	$1,101.90	$5.03
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

Class B (a)	Actual	1.20%	$1,000.00	$1,100.70	$6.35
	Hypothetical*	1.20%	$1,000.00	$1,019.16	$6.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Australia—6.1%
A2B Australia, Ltd.	55,813	$58,563
Accent Group, Ltd.	97,699	127,981
Adairs, Ltd.	28,605	46,016
Adelaide Brighton, Ltd.	118,950	289,507
AED Oil, Ltd. (a) (b) (d)	93,946	0
Ainsworth Game Technology, Ltd. (a)	51,616	28,436
Alkane Resources, Ltd. (a)	145,570	59,470
Alliance Aviation Services, Ltd.	6,026	10,924
ALS, Ltd.	51,932	334,674
Altium, Ltd.	7,782	190,206
AMA Group, Ltd.	145,469	91,559
Amaysim Australia, Ltd. (a)	29,484	8,101
Ansell, Ltd.	36,143	737,801
AP Eagers, Ltd.	38,258	274,801
Appen, Ltd.	8,596	135,671
Arafura Resources, Ltd. (a)	209,179	13,364
ARB Corp., Ltd.	28,384	374,443
Ardent Leisure Group, Ltd. (a)	113,950	104,299
ARQ Group, Ltd.	41,278	10,993
Asaleo Care, Ltd. (a)	98,648	73,389
AUB Group, Ltd.	29,816	251,222
Aurelia Metals, Ltd.	169,705	51,823
Austal, Ltd.	94,013	253,010
Australian Agricultural Co., Ltd. (a)	172,782	133,411
Australian Finance Group, Ltd.	25,492	48,838
Australian Pharmaceutical Industries, Ltd.	174,311	164,189
Auswide Bank, Ltd.	9,275	38,085
AVJennings, Ltd.	10,332	4,568
Baby Bunting Group, Ltd.	17,252	40,713
Bank of Queensland, Ltd.	100,028	509,860
Bapcor, Ltd.	65,878	296,603
Bega Cheese, Ltd.	77,553	235,380
Bingo Industries, Ltd.	74,763	149,327
Blackmores, Ltd.	4,893	291,738
Blue Sky Alternative Investments, Ltd. (a) (b) (d)	6,725	328
Bravura Solutions, Ltd.	59,470	217,211
Breville Group, Ltd.	29,837	366,505
Brickworks, Ltd.	5,923	77,784
BSA, Ltd.	28,058	7,761
Buru Energy, Ltd. (a)	72,570	8,929
BWX, Ltd.	5,745	17,997
Capitol Health, Ltd.	260,324	41,188
Capral, Ltd.	136,176	11,471
Cardno, Ltd. (a)	69,333	23,121
Carnarvon Petroleum, Ltd. (a)	66,586	17,321
carsales.com, Ltd.	69,664	814,691
Cash Converters International, Ltd. (a)	152,939	24,689
Castile Resources Pty, Ltd. (a)	21,121	0
Catapult Group International, Ltd. (a)	15,178	16,835
Cedar Woods Properties, Ltd.	27,820	153,334
Centuria Capital Group	34,894	55,345
Champion Iron, Ltd. (a)	31,434	59,324
Citadel Group, Ltd. (The)	4,283	14,794
City Chic Collective, Ltd.	7,025	12,497
Cleanaway Waste Management, Ltd.	475,990	673,434
Clinuvel Pharmaceuticals, Ltd.	9,453	189,251
Clover Corp., Ltd.	39,945	75,746

Australia—(Continued)
CML Group, Ltd.	38,067	14,996
Codan, Ltd.	32,235	168,587
Collection House, Ltd.	40,783	31,902
Collins Foods, Ltd.	30,579	191,590
Cooper Energy, Ltd. (a)	552,999	235,653
Corporate Travel Management, Ltd.	22,148	319,260
Costa Group Holdings, Ltd.	91,930	159,991
Credit Corp. Group, Ltd.	17,158	371,877
CSG, Ltd. (a)	85,825	18,369
CSR, Ltd.	239,936	766,521
Cudeco, Ltd. (a) (b) (d)	51,210	1,585
Dacian Gold, Ltd. (a)	26,247	29,038
Data #3, Ltd.	55,471	144,555
Decmil Group, Ltd.	78,588	27,032
Dicker Data, Ltd.	5,634	27,283
Domain Holdings Australia, Ltd.	96,746	251,970
Domino’s Pizza Enterprises, Ltd.	7,119	261,633
Downer EDI, Ltd.	33,950	195,113
DWS, Ltd.	36,847	27,799
Eclipx Group, Ltd. (a)	51,599	52,572
Elanor Investor Group	5,934	8,787
Elders, Ltd.	45,511	207,019
Electro Optic Systems Holdings, Ltd. (a)	20,983	109,408
Emeco Holdings, Ltd. (a)	76,020	115,828
EML Payments, Ltd. (a)	63,415	202,041
Energy World Corp., Ltd. (a)	325,379	17,837
EQT Holdings, Ltd.	3,062	65,975
Estia Health, Ltd.	52,899	90,683
Euroz, Ltd.	23,559	16,938
Event Hospitality and Entertainment, Ltd.	38,556	367,950
FAR, Ltd. (a)	653,097	20,200
Fiducian Group, Ltd.	3,121	12,069
Finbar Group, Ltd.	6,909	4,170
Fleetwood Corp., Ltd. (a)	35,042	50,135
FlexiGroup, Ltd.	81,966	105,878
Freedom Foods Group, Ltd.	27,233	97,583
G8 Education, Ltd.	158,694	212,361
Galaxy Resources, Ltd. (a)	98,235	64,106
Genworth Mortgage Insurance Australia, Ltd.	66,059	169,485
Gold Road Resources, Ltd. (a)	211,954	198,693
GrainCorp, Ltd. - Class A (a)	83,590	446,082
Grange Resources, Ltd.	120,000	21,057
Greenland Minerals Ltd. (a)	349,524	31,905
GUD Holdings, Ltd.	39,734	310,103
GWA Group, Ltd.	92,856	216,587
Hansen Technologies, Ltd.	50,238	134,091
Hastings Technology Metals, Ltd. (a)	99,951	8,073
Healius, Ltd.	291,166	565,375
Horizon Oil, Ltd. (a)	652,736	55,040
HT&E, Ltd.	109,386	130,110
HUB24, Ltd.	12,409	97,426
Huon Aquaculture Group, Ltd.	2,742	8,698
IDM International, Ltd. (a) (b) (d)	1,969	0
IDP Education, Ltd.	7,257	87,649
Iluka Resources, Ltd.	59,734	390,629
Imdex, Ltd.	110,358	114,441
IMF Bentham, Ltd. (a)	74,354	233,471

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Independence Group NL	126,275	$554,089
Infigen Energy, Ltd.	343,467	156,864
Infomedia, Ltd.	116,529	170,866
Inghams Group, Ltd.	61,587	145,571
Intega Group, Ltd. (a)	69,333	23,250
Integral Diagnostics, Ltd.	27,549	73,962
Integrated Research, Ltd.	28,972	66,293
International Ferro Metals, Ltd. (a) (b) (d)	82,765	0
Invocare, Ltd.	40,710	376,967
IOOF Holdings, Ltd.	118,246	652,565
IPH, Ltd.	51,082	294,535
Iress, Ltd.	54,057	495,959
iSelect, Ltd. (a)	46,213	14,850
iSentia Group, Ltd. (a)	28,120	5,624
IVE Group, Ltd.	19,754	33,566
Japara Healthcare, Ltd.	32,040	22,202
JB Hi-Fi, Ltd.	36,314	961,808
Johns Lyng Group, Ltd.	7,629	11,722
Jumbo Interactive, Ltd.	12,118	127,156
Jupiter Mines, Ltd.	439,415	86,442
Karoon Energy, Ltd. (a)	168,923	137,311
Kingsgate Consolidated, Ltd. (a)	121,238	35,740
Kogan.com, Ltd.	15,239	81,207
Lifestyle Communities, Ltd.	10,784	69,756
Link Administration Holdings, Ltd.	48,258	198,871
Lovisa Holdings, Ltd.	11,216	97,352
Lycopodium, Ltd.	6,179	24,195
Lynas Corp., Ltd. (a)	171,099	280,686
MACA, Ltd.	56,351	41,522
Macmahon Holdings, Ltd.	380,170	76,058
Mayne Pharma Group, Ltd. (a)	452,144	138,403
McMillan Shakespeare, Ltd.	29,453	271,291
McPherson’s, Ltd.	34,460	59,980
Medusa Mining, Ltd. (a)	60,972	33,710
Metals X, Ltd. (a)	104,677	5,604
Metcash, Ltd.	385,184	695,014
Millennium Minerals, Ltd. (a) (b) (d)	63,242	2,263
Mincor Resources NL (a)	26,241	11,932
Mineral Resources, Ltd.	41,091	477,569
MMA Offshore, Ltd. (a)	200,470	24,707
Moelis Australia, Ltd.	8,784	31,452
Monadelphous Group, Ltd.	40,177	471,104
Monash IVF Group, Ltd.	21,931	15,948
Money3 Corp., Ltd.	33,569	53,729
Morning Star Gold NL (a) (b) (d)	33,455	0
Mortgage Choice, Ltd.	48,689	42,809
Mosaic Brands, Ltd.	6,203	9,847
Mount Gibson Iron, Ltd.	246,793	165,446
Myer Holdings, Ltd. (a)	355,143	119,674
MyState, Ltd.	13,575	47,227
Navigator Global Investments, Ltd.	45,623	90,620
Netwealth Group, Ltd.	15,327	84,354
New Hope Corp., Ltd.	53,418	77,261
NEXTDC, Ltd. (a)	82,224	380,959
nib holdings, Ltd.	171,993	758,670
Nick Scali, Ltd.	21,771	106,024
Nine Entertainment Co. Holdings, Ltd.	441,113	555,191

Australia—(Continued)
NRW Holdings, Ltd.	134,771	306,284
Nufarm, Ltd. (a)	112,275	456,434
OceanaGold Corp.	177,811	349,173
OFX Group, Ltd.	99,303	97,366
OM Holdings, Ltd.	21,506	7,583
Onevue Holdings, Ltd. (a)	33,268	8,654
oOh!media, Ltd.	55,990	143,325
Orora, Ltd.	310,992	694,074
Otto Energy, Ltd. (a)	209,028	5,423
OZ Minerals, Ltd.	134,369	999,064
Pacific Current Group, Ltd.	8,717	38,564
Pacific Niugini, Ltd. (a)	76,910	8,366
Pacific Smiles Group, Ltd.	13,431	16,755
Pact Group Holdings, Ltd. (a)	39,043	74,543
Panoramic Resources, Ltd. (a)	35,544	7,857
Panoramic Resources, Ltd. (a)	35,543	0
Panoramic Resources, Ltd. (a)	213,261	47,088
Paragon Care, Ltd.	45,405	14,068
Peet, Ltd.	88,199	78,309
Pendal Group, Ltd.	62,285	376,567
Perenti Global, Ltd.	194,053	221,130
Perpetual, Ltd.	17,753	513,594
Perseus Mining, Ltd. (a)	327,121	266,477
Platinum Asset Management, Ltd.	71,195	226,446
Praemium, Ltd. (a)	98,955	35,484
Premier Investments, Ltd.	44,992	593,919
Prime Media Group, Ltd. (a)	93,371	11,511
Pro Medicus, Ltd.	14,226	223,257
PWR Holdings, Ltd.	5,725	19,289
QANTM Intellectual Property, Ltd.	14,173	13,532
Qube Holdings, Ltd.	52,314	121,036
Ramelius Resources, Ltd.	180,441	155,976
Reckon, Ltd.	36,898	19,931
Regis Healthcare, Ltd.	44,832	77,486
Regis Resources, Ltd.	180,703	548,384
Reject Shop, Ltd. (The)	12,421	29,730
Resolute Mining, Ltd. (a)	294,162	259,587
Rhipe, Ltd.	12,338	17,939
Ridley Corp., Ltd.	123,003	90,666
RPMGlobal Holdings, Ltd. (a)	4,190	2,474
Salmat, Ltd.	45,807	26,240
Sandfire Resources NL	52,696	221,864
Saracen Mineral Holdings, Ltd. (a)	453,844	1,053,717
SeaLink Travel Group, Ltd.	16,424	56,497
Select Harvests, Ltd.	35,131	206,783
Senex Energy, Ltd. (a)	400,753	97,489
Servcorp, Ltd.	21,215	62,722
Service Stream, Ltd.	79,474	148,550
Seven West Media, Ltd. (a)	408,410	94,219
SG Fleet Group, Ltd.	24,267	44,083
Sheffield Resources, Ltd. (a)	47,049	10,904
Sigma Healthcare, Ltd.	560,969	228,623
Silver Lake Resources, Ltd. (a)	182,991	171,967
Siv Capital, Ltd. (a)	8,928	4,233
SmartGroup Corp., Ltd.	24,727	120,452
Southern Cross Media Group, Ltd.	229,061	133,671
Spark Infrastructure Group	415,608	610,896

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
SpeedCast International, Ltd.	65,225	$43,060
SRG Global, Ltd.	9,380	2,634
St. Barbara, Ltd.	266,331	508,088
Stanmore Coal, Ltd.	11,240	8,286
Star Entertainment Group, Ltd. (The)	35,502	114,834
Steadfast Group, Ltd.	206,305	505,032
Strike Energy, Ltd. (a)	253,760	36,658
Sunland Group, Ltd.	40,150	45,979
Super Retail Group, Ltd.	65,652	467,605
Superloop, Ltd. (a)	16,193	11,027
Syrah Resources, Ltd. (a)	93,996	31,113
Tassal Group, Ltd.	91,742	267,908
Technology One, Ltd.	85,252	496,904
Thorn Group, Ltd. (a)	62,916	9,277
Tiger Resources, Ltd. (a) (b) (d)	591,241	111
Tribune Resources, Ltd.	2,377	9,414
Troy Resources, Ltd. (a)	106,145	6,704
Village Roadshow, Ltd.	38,999	103,964
Virgin Australia Holdings, Ltd. (a)	442,369	46,589
Virgin Australia International Holding, Ltd. (a) (b) (d)	968,773	1
Virtus Health, Ltd.	37,091	121,894
Vista Group International, Ltd.	24,156	58,563
Vita Group, Ltd.	31,375	26,158
Vocus Group, Ltd. (a)	176,835	356,109
Webjet, Ltd.	33,524	307,373
Western Areas, Ltd.	118,029	251,689
Westgold Resources, Ltd. (a)	84,484	135,848
Whitehaven Coal, Ltd.	216,245	401,669
WPP AUNZ, Ltd.	131,382	50,264

		41,546,517

Austria—1.4%
A-TEC Industries AG (a) (b) (d)	1	0
Agrana Beteiligungs AG	5,812	121,127
ams AG (a)	20,529	834,743
Andritz AG	18,212	784,081
Austria Technologie & Systemtechnik AG	14,133	318,231
CA Immobilien Anlagen AG	22,541	947,141
DO & Co. AG	2,435	234,538
EVN AG	12,657	245,518
FACC AG	6,291	78,581
Flughafen Wien AG	267	11,306
IMMOFINANZ AG (a)	29,420	788,109
Kapsch TrafficCom AG	1,870	60,201
Lenzing AG	3,209	297,883
Mayr Melnhof Karton AG	3,211	430,963
Oberbank AG	198	21,277
Oesterreichische Post AG	10,088	384,599
Palfinger AG	5,204	170,648
POLYTEC Holding AG (c)	8,428	81,753
Porr AG (c)	2,048	35,454
Rosenbauer International AG	1,615	72,806
S IMMO AG	22,492	562,921
S&T AG (c)	11,436	273,252
Schoeller-Bleckmann Oilfield Equipment AG	3,509	197,985
Semperit AG Holding (a) (c)	5,443	68,035

Austria—(Continued)
Strabag SE	6,827	237,390
Telekom Austria AG (a)	37,440	305,273
UBM Development AG	1,459	77,264
UNIQA Insurance Group AG	42,861	435,912
Vienna Insurance Group AG Wiener Versicherung Gruppe	13,140	373,108
Wienerberger AG	39,101	1,158,449
Zumtobel Group AG (a)	13,016	133,382

		9,741,930

Belgium—2.0%
Ackermans & van Haaren NV	7,373	1,156,822
AGFA-Gevaert NV (a)	61,139	316,786
Atenor	1,089	88,322
Banque Nationale de Belgique	88	240,030
Barco NV	4,866	1,197,575
Bekaert S.A.	11,685	348,584
Biocartis NV (a) (c)	10,340	66,487
bpost S.A.	18,928	219,352
Cie d’Entreprises CFE	2,872	314,329
Cie Immobiliere de Belgique S.A.	1,276	95,240
D’ieteren S.A.	8,787	617,602
Deceuninck NV	27,313	62,769
Econocom Group S.A.	39,556	108,142
Elia System Operator S.A.	9,434	837,995
Euronav NV	38,347	472,955
EVS Broadcast Equipment S.A.	4,761	116,378
Exmar NV (a) (c)	10,339	61,227
Fagron	12,062	261,976
Galapagos NV (a)	16,401	3,431,041
GIMV NV	3,198	196,802
Ion Beam Applications (a)	6,507	95,285
Jensen-Group NV	1,035	40,290
Kinepolis Group NV	5,419	359,949
Lotus Bakeries NV	92	267,539
MDxHealth (a)	8,434	9,846
Melexis NV	5,164	389,110
Ontex Group NV	16,729	352,901
Orange Belgium S.A.	11,152	259,020
Oxurion NV (a) (c)	12,685	42,027
Picanol	849	64,815
Recticel S.A. (c)	16,958	158,399
Resilux NV (c)	229	37,395
Roularta Media Group NV	1,629	25,688
Sioen Industries NV	3,002	76,838
Sipef S.A. (c)	2,884	177,390
Telenet Group Holding NV	7,531	339,227
TER Beke S.A.	141	17,432
Tessenderlo Group S.A. (a)	11,830	417,061
Van de Velde NV	1,970	66,084
Viohalco S.A. (a)	45,397	179,347

		13,586,057

Canada—8.8%
5N Plus, Inc. (a)	33,732	63,903
Absolute Software Corp.	18,754	125,648
Acadian Timber Corp.	3,800	48,694

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Advantage Oil & Gas, Ltd. (a) (c)	91,030	$192,778
Aecon Group, Inc.	30,622	413,151
AG Growth International, Inc.	5,820	208,140
AGF Management, Ltd. - Class B	32,280	160,089
Aimia, Inc. (a)	48,671	134,932
AirBoss of America Corp.	3,761	25,401
AKITA Drilling, Ltd. - Class A	3,414	3,129
Alamos Gold, Inc. - Class A	134,669	812,027
Alaris Royalty Corp.	16,654	281,254
Alcanna, Inc. (a) (c)	12,660	43,385
Alexco Resource Corp. (a) (c)	22,734	52,522
Algoma Central Corp.	4,410	44,285
Alio Gold, Inc. (a)	5,966	4,640
Altius Minerals Corp.	12,660	116,602
Altus Group, Ltd.	10,488	306,592
Americas Gold And Silver Corp. (a) (c)	4,400	13,791
Amerigo Resources, Ltd. (a)	35,000	15,902
Andrew Peller, Ltd. - Class A	11,417	103,835
ARC Resources, Ltd. (c)	89,371	562,978
Aritzia, Inc. (a)	17,337	254,337
Asanko Gold, Inc. (a)	23,027	21,811
Athabasca Oil Corp. (a) (c)	144,824	65,801
ATS Automation Tooling Systems, Inc. (a)	26,833	442,826
AutoCanada, Inc.	8,428	80,415
B2Gold Corp.	266,379	1,068,757
Badger Daylighting, Ltd.	11,662	315,585
Baytex Energy Corp. (a)	166,118	239,221
Birchcliff Energy, Ltd. (c)	80,388	160,336
Bird Construction, Inc.	18,612	102,480
Black Diamond Group, Ltd. (a)	19,812	32,803
BMTC Group, Inc.	5,387	42,729
Bombardier, Inc. - Class B (a)	54,050	80,333
Bonavista Energy Corp.	75,351	35,396
Bonterra Energy Corp. (c)	12,499	37,924
Boralex, Inc. - Class A	22,918	431,692
Bridgemarq Real Estate Services	3,500	39,675
Calfrac Well Services, Ltd. (a) (c)	35,593	34,262
Calian Group, Ltd.	2,846	84,380
Canaccord Genuity Group, Inc.	22,139	82,517
Canacol Energy, Ltd.	40,661	146,230
Canadian Western Bank (c)	32,028	786,549
Canfor Corp. (a)	17,141	160,249
Canfor Pulp Products, Inc.	15,297	98,481
CanWel Building Materials Group, Ltd.	19,304	79,681
Capital Power Corp. (c)	41,208	1,091,327
Capstone Mining Corp. (a)	117,839	68,967
Cardinal Energy, Ltd.	32,459	64,990
Cascades, Inc.	35,836	309,362
Celestica, Inc. (a)	38,585	320,019
Celestica, Inc. (U.S. Listed Shares) (a)	223	1,844
Centerra Gold, Inc. (a)	70,285	559,119
Cervus Equipment Corp.	2,998	19,047
CES Energy Solutions Corp.	90,181	161,813
Chesswood Group, Ltd. (c)	4,400	34,528
Cineplex, Inc.	19,436	506,649
Clairvest Group, Inc.	200	8,055
Clearwater Seafoods, Inc. (c)	10,644	47,050

Canada—(Continued)
Cogeco Communications, Inc.	5,136	447,726
Cogeco, Inc.	2,309	185,086
Colliers International Group, Inc.	10,661	830,024
Computer Modelling Group, Ltd.	28,920	183,068
Continental Gold, Inc. (a)	51,600	212,591
Copper Mountain Mining Corp. (a) (c)	63,622	34,786
Corby Spirit and Wine, Ltd.	3,957	46,867
Corridor Resources, Inc. (a)	21,385	11,857
Corus Entertainment, Inc. - B Shares	60,090	246,181
Cott Corp.	45,705	624,394
Cott Corp. (U.S. Listed Shares)	2,000	27,360
Crescent Point Energy Corp.	44,283	197,945
Crescent Point Energy Corp.	89,477	398,962
Crew Energy, Inc. (a)	69,029	30,300
CRH Medical Corp. (a)	27,305	94,623
Denison Mines Corp. (a)	247,548	102,942
Descartes Systems Group, Inc. (The) (a)	12,802	547,157
Detour Gold Corp. (a)	60,170	1,164,895
DIRTT Environmental Solutions (a)	17,310	56,654
Dorel Industries, Inc. - Class B	12,134	55,879
DREAM Unlimited Corp. - Class A	17,471	157,415
Dundee Precious Metals, Inc. (a)	45,872	197,117
E-L Financial Corp., Ltd.	377	240,664
Echelon Financial Holdings, Inc.	900	4,200
ECN Capital Corp.	87,631	323,247
EcoSynthetix, Inc. (a)	800	1,633
Eldorado Gold Corp. (a)	55,258	443,834
Element Fleet Management Corp.	109,572	935,777
Endeavour Silver Corp. (a) (c)	49,248	118,706
Enerflex, Ltd.	29,289	275,850
Enerplus Corp. (c)	56,230	400,545
Enerplus Corp. (c)	4,452	31,743
Enghouse Systems, Ltd.	14,178	526,045
Ensign Energy Services, Inc.	51,526	113,087
Equitable Group, Inc.	4,209	354,437
ERO Copper Corp. (a)	7,390	134,364
Essential Energy Services Trust (a)	53,526	15,664
Evertz Technologies, Ltd.	9,349	128,584
Exchange Income Corp.	2,651	91,235
Exco Technologies, Ltd.	13,332	81,416
EXFO, Inc. (a)	85	393
Extendicare, Inc.	31,356	203,800
Fiera Capital Corp.	16,619	149,866
Finning International, Inc.	21,812	424,969
Firan Technology Group Corp. (a)	3,700	11,597
Firm Capital Mortgage Investment Corp.	9,574	108,528
First Majestic Silver Corp. (a)	42,360	519,653
First Mining Gold Corp. (a)	50,000	9,819
First National Financial Corp.	4,907	143,898
FirstService Corp.	6,249	581,758
Fission Uranium Corp. (a) (c)	114,725	25,179
Fortuna Silver Mines, Inc. (a) (c)	60,121	244,919
Freehold Royalties, Ltd.	35,012	196,556
Gamehost, Inc.	4,952	32,338
GDI Integrated Facility Services, Inc. (a)	1,400	36,473
Gear Energy, Ltd. (a) (c)	34,663	12,546
Genesis Land Development Corp. (a)	14,348	25,082

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Genworth MI Canada, Inc. (c)	14,802	$647,684
Gibson Energy, Inc. (c)	42,525	870,771
Glacier Media, Inc. (a)	9,600	4,140
GMP Capital, Inc.	28,336	42,115
Goeasy, Ltd.	3,895	208,615
GoldMining, Inc. (a)	13,000	13,315
GoldMoney, Inc.	11,000	15,841
Gran Tierra Energy, Inc. (a)	112,213	146,040
Great Canadian Gaming Corp. (a)	16,160	535,618
Guardian Capital Group, Ltd. - Class A	3,800	78,572
Guyana Goldfields, Inc. (a) (c)	57,547	31,021
Hanfeng Evergreen, Inc. (a) (b) (d)	12,100	0
Heroux-Devtek, Inc. (a)	13,806	203,069
High Arctic Energy Services, Inc.	3,900	6,938
High Liner Foods, Inc.	8,307	52,648
Home Capital Group, Inc. (a)	23,902	606,684
Horizon North Logistics, Inc. (c)	54,212	51,350
HudBay Minerals, Inc.	103,103	427,164
IAMGOLD Corp. (a)	162,515	606,983
IBI Group, Inc. (a)	5,900	26,352
Imperial Metals Corp. (a)	18,151	28,794
Indigo Books & Music, Inc. (a)	1,986	6,653
Information Services Corp.	2,900	34,303
Innergex Renewable Energy, Inc.	40,708	528,541
Interfor Corp. (a)	31,992	361,421
International Petroleum Corp. (a) (c)	25,919	114,171
International Tower Hill Mines, Ltd. (a)	21,604	11,646
Intertain Group, Ltd. (The) (a)	800	7,381
Intertape Polymer Group, Inc.	23,413	299,660
Invesque, Inc.	9,800	65,954
Ivanhoe Mines, Ltd. - Class A (a) (c)	157,294	514,805
Jamieson Wellness, Inc.	11,072	219,556
Just Energy Group, Inc. (c)	50,690	85,098
K-Bro Linen, Inc.	3,219	104,239
Kelso Technologies, Inc. (a)	9,500	6,804
Kelt Exploration, Ltd. (a)	58,951	221,086
Kinaxis, Inc. (a)	6,597	508,130
Kingsway Financial Services, Inc. (a)	8,765	16,303
Knight Therapeutics, Inc. (a)	40,310	235,301
KP Tissue, Inc.	1,400	10,404
Labrador Iron Ore Royalty Corp.	19,200	364,024
Largo Resources, Ltd. (a)	83,173	63,410
Lassonde Industries, Inc. - Class A	600	71,836
Laurentian Bank of Canada	14,283	488,694
Leagold Mining Corp. (a)	9,400	23,381
Leon’s Furniture, Ltd.	9,639	123,740
Lightstream Resources, Ltd. (a) (b) (d)	108,373	0
Linamar Corp.	14,201	537,288
Lucara Diamond Corp.	110,136	72,092
Lundin Gold, Inc. (a)	11,400	73,129
Magellan Aerospace Corp.	5,794	62,734
Mainstreet Equity Corp. (a)	2,561	155,804
Major Drilling Group International, Inc. (a)	36,670	160,116
Manitok Energy, Inc. (a) (b) (d)	122	0
Maple Leaf Foods, Inc.	19,280	384,249
Martinrea International, Inc. (c)	32,289	355,824
Maverix Metals, Inc.	2,644	13,459

Canada—(Continued)
Maxim Power Corp. (a)	2,800	3,924
Mediagrif Interactive Technologies, Inc.	4,176	22,222
Medical Facilities Corp.	12,861	47,540
MEG Energy Corp. (a)	76,654	436,235
Melcor Developments, Ltd.	3,120	32,004
Methanex Corp.	1,135	43,845
Morguard Corp.	1,400	216,703
Morneau Shepell, Inc. (c)	18,485	481,004
Mountain Province Diamonds, Inc. (a)	1,600	1,417
MTY Food Group, Inc.	6,320	270,068
Mullen Group, Ltd.	37,792	269,787
New Gold, Inc. (a)	156,948	138,994
NFI Group, Inc. (c)	13,236	271,641
Nighthawk Gold Corp. (a)	24,500	9,811
Norbord, Inc.	9,625	257,423
North American Construction Group, Ltd.	10,441	126,558
North West Co., Inc. (The)	15,571	327,716
NuVista Energy, Ltd. (a)	59,117	145,226
Obsidian Energy, Ltd. (a)	23,312	16,696
Osisko Gold Royalties, Ltd.	35,762	347,554
Osisko Mining, Inc. (a) (c)	12,300	38,362
Painted Pony Energy, Ltd. (a) (c)	38,738	22,672
Pan American Silver Corp. (c)	70,058	1,659,531
Paramount Resources, Ltd. - Class A (a)	19,290	112,007
Parex Resources, Inc. (a)	55,359	1,029,548
Park Lawn Corp.	6,856	154,643
Pason Systems, Inc.	24,116	243,472
Peyto Exploration & Development Corp. (c)	38,891	113,808
Photon Control, Inc. (a)	32,700	34,751
PHX Energy Services Corp. (a)	12,350	26,915
Pinnacle Renewable Energy, Inc.	4,300	32,750
Pivot Technology Solutions, Inc.	4,800	6,210
Pizza Pizza Royalty Corp.	6,998	52,651
Points International, Ltd. (a)	5,320	81,200
Polaris Infrastructure, Inc.	5,300	49,998
Pollard Banknote, Ltd.	2,090	32,190
Polymet Mining Corp. (a)	38,355	10,043
PrairieSky Royalty, Ltd.	49,952	585,860
Precision Drilling Corp. (a)	103,898	144,820
Premier Gold Mines, Ltd. (a) (c)	47,868	72,619
Premium Brands Holdings Corp. (c)	9,225	646,187
Pretium Resources, Inc. (a)	49,167	547,120
Pulse Seismic, Inc. (a)	15,720	23,485
Quarterhill, Inc.	58,061	74,669
Questerre Energy Corp. - Class A (a) (c)	83,569	14,480
Real Matters, Inc. (a)	7,600	72,105
Recipe Unlimited Corp.	4,150	62,256
Reitmans Canada, Ltd. - Class A	20,566	18,372
Richelieu Hardware, Ltd.	18,490	386,303
Rocky Mountain Dealerships, Inc.	5,738	28,457
Rogers Sugar, Inc.	35,106	133,011
Roxgold, Inc. (a) (c)	66,400	53,179
Russel Metals, Inc.	24,422	416,954
Sabina Gold & Silver Corp. (a)	57,206	84,583
Sandstorm Gold, Ltd. (a)	58,462	436,253
Savaria Corp.	10,600	113,873
Secure Energy Services, Inc.	55,376	215,781

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
SEMAFO, Inc. (a)	123,983	$257,791
Seven Generations Energy, Ltd. - Class A (a)	42,866	279,600
ShawCor, Ltd.	21,791	210,266
Sienna Senior Living, Inc.	22,176	311,835
Sierra Wireless, Inc. (a)	16,910	161,345
Sleep Country Canada Holdings, Inc.	12,404	193,050
Spin Master Corp. (a)	4,905	149,354
Sprott, Inc.	60,427	138,672
SSR Mining, Inc. (a)	37,551	722,652
Stantec, Inc. (c)	30,013	848,236
Stelco Holdings, Inc.	4,155	34,909
Stella-Jones, Inc.	13,794	398,561
Storm Resources, Ltd. (a)	20,200	25,512
Stornoway Diamond Corp. (a) (b) (c) (d)	70,074	105
Strad, Inc. (a)	10,641	14,668
Stuart Olson, Inc.	11,157	16,411
SunOpta, Inc. (a)	26,392	65,647
Superior Plus Corp. (c)	52,215	505,041
Surge Energy, Inc. (c)	85,275	74,863
Tamarack Valley Energy, Ltd. (a)	69,684	107,326
Taseko Mines, Ltd. (a)	108,786	52,778
TeraGo, Inc. (a)	4,100	28,037
Teranga Gold Corp. (a)	32,418	175,253
Tervita Corp. (a)	3,508	20,018
TFI International, Inc. (c)	24,302	819,143
Tidewater Midstream and Infrastructure, Ltd. (c)	58,200	52,438
Timbercreek Financial Corp.	20,843	159,386
TMX Group, Ltd.	1,045	90,493
TORC Oil & Gas, Ltd.	52,724	182,304
Torex Gold Resources, Inc. (a)	23,594	372,838
Total Energy Services, Inc.	17,786	87,934
Tourmaline Oil Corp.	5,400	63,292
TransAlta Corp.	97,104	693,947
TransAlta Renewables, Inc.	28,608	341,917
Transcontinental, Inc. - Class A	26,130	319,343
TransGlobe Energy Corp.	36,372	50,698
Trevali Mining Corp. (a)	90,600	16,047
Trican Well Service, Ltd. (a) (c)	101,707	89,289
Tricon Capital Group, Inc.	46,139	377,696
Trisura Group, Ltd. (a)	1,800	55,821
Uni-Select, Inc.	13,271	116,404
Vecima Networks, Inc.	2,500	19,926
Vermilion Energy, Inc.	28,810	471,015
VersaBank	2,000	11,628
Wajax Corp.	7,885	89,868
Wesdome Gold Mines, Ltd. (a) (c)	56,007	438,636
West Fraser Timber Co., Ltd.	7,674	338,506
Western Forest Products, Inc. (c)	145,247	136,461
Westshore Terminals Investment Corp.	18,288	266,880
Whitecap Resources, Inc. (c)	122,867	525,133
WildBrain, Ltd. (a) (c)	53,045	64,134
Winpak, Ltd.	8,852	320,255
Yamana Gold, Inc.	316,181	1,251,527
Yangarra Resources, Ltd. (a) (c)	24,087	25,598
Yellow Pages, Ltd. (a)	6,975	48,665
Zenith Capital Corp. (a) (b) (d)	12,830	800

		59,545,540

China—0.2%
APT Satellite Holdings, Ltd.	164,250	61,550
BOE Varitronix, Ltd.	137,000	44,353
Bund Center Investment, Ltd.	138,000	59,010
CGN Mining Co., Ltd.	145,000	5,688
China Display Optoelectronics Technology Holdings, Ltd. (a)	136,000	10,654
China Gold International Resources Corp., Ltd. (a)	79,013	71,800
China Ludao Technology Co., Ltd. (a)	56,000	9,451
China Sunsine Chemical Holdings, Ltd.	70,000	26,845
Chong Hing Bank, Ltd.	47,000	80,063
CITIC Telecom International Holdings, Ltd.	467,000	170,238
FIH Mobile, Ltd. (a) (c)	873,000	169,248
First Sponsor Group, Ltd.	9,490	9,808
Fountain SET Holdings, Ltd.	422,000	67,740
Goodbaby International Holdings, Ltd. (a)	193,000	42,864
Guangnan Holdings, Ltd.	264,000	26,426
Guotai Junan International Holdings, Ltd.	724,600	128,569
Leyou Technologies Holdings, Ltd. (a)	245,000	73,358
Neo-Neon Holdings, Ltd. (a)	322,500	24,415
Shenwan Hongyuan HK, Ltd.	172,500	27,676
SITC International Holdings Co., Ltd.	298,000	363,389
Yangzijiang Shipbuilding Holdings, Ltd.	58,100	48,542

		1,521,687

Colombia—0.0%
Frontera Energy Corp.	8,353	63,039

Denmark—1.9%
Agat Ejendomme A/S (a)	37,491	22,234
ALK-Abello A/S (a)	2,041	502,036
Alm Brand A/S	26,249	233,634
Ambu A/S - Class B (c)	33,588	562,834
Bang & Olufsen A/S (a) (c)	10,209	53,577
Bavarian Nordic A/S (a) (c)	9,839	253,106
Brodrene Hartmann A/S	663	30,257
Columbus A/S	20,865	30,148
D/S Norden A/S	10,815	173,104
DFDS A/S	11,185	548,386
FLSmidth & Co. A/S	15,133	603,752
H+H International A/S - Class B (a)	5,958	111,862
Harboes Bryggeri A/S - Class B (a)	1,454	12,876
ISS A/S	23,912	574,208
Jeudan A/S	410	77,423
Jyske Bank A/S (a)	22,289	814,120
Matas A/S	8,890	73,485
Nilfisk Holding A/S (a)	8,512	186,336
NKT A/S (a)	6,820	165,544
NNIT A/S	2,656	44,460
Pandora A/S	19,780	860,426
Parken Sport & Entertainment A/S	2,351	35,317
PER Aarsleff Holding A/S	7,936	255,534
Ringkjoebing Landbobank A/S	9,141	706,880
Rockwool International A/S - A Shares	403	87,074
Rockwool International A/S - B Shares	1,633	386,588
Royal Unibrew A/S	15,086	1,383,001
RTX A/S	2,403	66,066
Scandinavian Tobacco Group A/S	16,809	205,129

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Schouw & Co. A/S	5,320	$447,301
SimCorp A/S	11,898	1,351,945
Solar A/S - B Shares	2,435	109,475
Spar Nord Bank A/S	32,428	314,878
Sydbank A/S	26,018	545,666
Tivoli A/S	719	75,529
Topdanmark A/S	13,135	648,397
United International Enterprises	850	172,295
Veloxis Pharmaceuticals A/S (a)	115,226	103,953
Vestjysk Bank A/S (a)	132,795	61,618
Zealand Pharma A/S (a)	7,520	265,460

		13,155,914

Faeroe Islands—0.0%
BankNordik P/F	628	10,273

Finland—2.4%
Aktia Bank Oyj	9,111	95,525
Alma Media Oyj	21,508	191,893
Apetit Oyj	1,205	10,609
Asiakastieto Group Oyj	3,892	137,465
Aspo Oyj	8,414	71,912
Atria Oyj	4,065	45,771
BasWare Oyj (a)	3,525	93,853
Bittium Oyj	8,034	58,623
Cargotec Oyj - B Shares	12,591	426,737
Caverion Oyj	35,151	283,576
Citycon Oyj	29,399	308,783
Cramo Oyj	10,190	151,337
Digia Oyj	6,625	29,652
F-Secure Oyj (a)	35,820	122,342
Ferratum Oyj	2,093	22,078
Finnair Oyj	24,728	163,134
Fiskars Oyj Abp	17,515	221,185
HKScan Oyj - A Shares (a)	6,704	20,782
Huhtamaki Oyj	34,101	1,583,772
Ilkka-Yhtyma Oyj	5,725	22,388
Kemira Oyj	41,153	611,944
Kesko Oyj - A Shares	3,094	204,050
Kesko Oyj - B Shares	18,443	1,304,886
Konecranes Oyj	16,662	511,821
Lassila & Tikanoja Oyj	12,398	218,906
Metsa Board Oyj	86,501	581,370
Metso Oyj	30,309	1,196,592
Nokian Renkaat Oyj	38,871	1,120,399
Olvi Oyj - A Shares	6,303	291,446
Oriola Oyj - A Shares	4,196	9,509
Oriola-KD Oyj - B Shares	53,692	121,954
Orion Oyj - Class A	8,256	379,308
Orion Oyj - Class B	30,379	1,406,032
Outokumpu Oyj	102,277	321,633
Outotec Oyj (a)	52,402	338,119
Ponsse Oyj	3,208	111,597
QT Group Oyj (a)	2,605	61,499
Raisio Oyj - V Shares	55,399	211,214
Rapala VMC Oyj	8,902	27,653

Finland—(Continued)
Raute Oyj - A Shares	72	2,019
Revenio Group Oyj	5,857	172,595
Sanoma Oyj	31,912	338,232
Stockmann Oyj Abp - B Shares (a)	11,956	27,546
Teleste Oyj	2,149	12,868
TietoEVRY Oyj	21,736	676,577
Tikkurila Oyj	12,223	196,610
Tokmanni Group Corp.	16,448	233,062
Uponor Oyj	19,661	257,032
Vaisala Oyj - A Shares	6,772	240,976
Valmet Oyj	37,354	895,065
YIT Oyj	55,499	370,997

		16,514,928

France—4.3%
ABC Arbitrage	7,540	56,689
Actia Group	4,338	20,993
Air France-KLM (a)	60,287	671,149
Akka Technologies S.A. (c)	3,906	287,577
AKWEL	3,301	74,757
Albioma S.A.	13,392	391,257
Altamir Amboise	9,152	171,260
Alten S.A.	6,937	878,252
Altran Technologies S.A.	70,743	1,124,513
Amplitude Surgical SAS (a) (c)	2,894	5,477
Assystem	3,093	111,920
Aubay	2,423	91,066
Axway Software S.A.	2,132	29,664
Bastide le Confort Medical	1,345	57,027
Beneteau S.A.	15,076	183,561
Bigben Interactive	4,507	81,106
Boiron S.A.	2,308	94,044
Bonduelle SCA (a)	6,799	177,803
Burelle S.A.	117	107,430
Casino Guichard Perrachon S.A.	6,523	305,786
Catering International Services	541	8,073
Cegedim S.A. (a)	2,643	85,943
CGG S.A. (a)	189,243	618,680
Chargeurs S.A. (c)	7,877	153,011
Cie des Alpes	4,122	138,002
Cie Plastic Omnium S.A.	14,727	412,835
Coface S.A. (a)	31,535	388,503
Derichebourg S.A.	33,761	138,679
Devoteam S.A. (c)	1,789	189,878
Electricite de Strasbourg S.A.	329	43,591
Elior Group S.A.	35,740	525,759
Elis S.A.	39,583	822,231
Eramet	3,022	155,723
Esso S.A. Francaise (a)	1,341	34,348
Etablissements Maurel et Prom	5,328	16,886
Europcar Groupe S.A. (c)	25,144	122,341
Eutelsat Communications S.A.	54,694	889,652
Exel Industries - A Shares	618	32,373
Faurecia S.A.	7,442	403,506
Fleury Michon S.A. (c)	461	16,359
Fnac Darty S.A. (a)	6,777	402,137

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Gaztransport Et Technigaz S.A.	5,684	$546,427
GEA	165	20,783
GL Events	4,878	131,631
Groupe Crit	1,062	87,652
Groupe Gorge (c)	2,544	48,872
Groupe Open	1,736	21,263
Guerbet	2,188	101,383
Haulotte Group S.A.	5,337	31,806
HERIGE SADCS	235	7,834
HEXAOM	1,526	63,106
ID Logistics Group (a)	863	174,643
Iliad S.A. (c)	1,556	201,902
Imerys S.A.	6,375	270,161
Ingenico Group S.A.	18,963	2,061,591
IPSOS	12,134	394,230
Jacquet Metal Service	7,099	122,880
JCDecaux S.A.	5,858	180,787
Kaufman & Broad S.A.	5,717	237,301
Korian S.A.	21,040	991,769
Lagardere SCA	24,032	524,641
Lanson-BCC (a)	15	444
Laurent-Perrier	1,255	123,021
Le Belier	490	19,996
Lectra (c)	9,223	231,464
Linedata Services	1,348	40,420
LISI	8,732	294,466
LNA Sante S.A.	1,768	98,429
Maisons du Monde S.A.	12,472	182,259
Manitou BF S.A. (c)	3,893	94,143
Manutan International	589	40,651
Mersen S.A.	8,153	312,896
METabolic EXplorer S.A. (a)	6,035	10,432
Metropole Television S.A.	8,342	157,061
Nexans S.A.	10,974	536,368
Nexity S.A.	12,995	653,183
Nicox (a)	1,834	8,948
NRJ Group	9,690	72,856
Oeneo S.A.	7,385	114,113
OL Groupe S.A. (a)	3,273	11,235
Onxeo S.A. (a)	8,671	5,410
Onxeo S.A. (a) (c)	4,566	2,661
Pierre & Vacances S.A. (a)	2,596	58,841
Plastivaloire (c)	1,576	12,249
Quadient SAS	13,609	329,616
Rallye S.A. (c)	9,791	111,342
Recylex S.A. (a)	3,335	12,730
Rexel S.A.	101,834	1,356,167
Robertet S.A.	154	159,575
Rothschild & Co.	4,082	117,353
Rubis SCA	27,527	1,695,205
Samse S.A.	107	20,280
Savencia S.A.	2,303	158,662
Seche Environnement S.A.	1,555	65,637
Societe BIC S.A.	8,476	590,270
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (a)	16	1,032
Societe Marseillaise du Tunnel Prado-Carenage S.A.	293	6,679
Societe pour l’Informatique Industrielle	1,546	49,844

France—(Continued)
Societe Television Francaise 1	21,284	177,224
Soitec (a)	5,935	626,461
Solocal Group (a)	199,719	124,000
Somfy S.A.	2,085	204,775
Sopra Steria Group	5,161	831,596
SPIE S.A.	38,727	789,427
STEF S.A.	1,145	103,321
Sword Group	2,775	106,195
Synergie S.A.	3,366	110,303
Tarkett S.A.	10,034	162,526
Technicolor S.A. (a) (c)	88,305	67,833
Thermador Groupe	2,148	127,820
Total Gabon	324	48,653
Trigano S.A.	3,132	331,044
Union Financiere de France BQE S.A.	1,257	27,923
Vallourec S.A. (a) (c)	67,733	214,931
Vetoquinol S.A.	1,341	96,829
Vicat S.A.	5,581	252,819
VIEL & Cie S.A.	4,205	22,187
Vilmorin & Cie S.A.	2,655	143,764
Virbac S.A. (a)	583	155,013
Vranken-Pommery Monopole S.A.	958	21,366

		29,242,451

Georgia—0.1%
Bank of Georgia Group plc	12,777	275,620

Germany—6.2%
1&1 Drillisch AG	912	23,427
7C Solarparken AG	7,506	29,362
Aareal Bank AG	26,928	913,757
Adler Modemaerkte AG (a)	2,828	11,928
ADLER Real Estate AG (a)	13,449	207,674
ADO Properties S.A.	8,814	317,721
ADVA Optical Networking SE (a)	16,388	149,423
AIXTRON SE (a)	21,680	207,642
All for One Steeb AG	498	29,051
Allgeier SE	2,942	112,115
Amadeus Fire AG	1,722	286,006
Atoss Software AG	435	70,043
Aurubis AG	14,317	878,806
Basler AG	1,220	74,421
Bauer AG	4,696	79,679
BayWa AG	305	10,148
BayWa AG	5,731	181,649
Bechtle AG	8,996	1,262,359
Bertrandt AG	2,036	128,766
bet-at-home.com AG	1,222	72,501
Bijou Brigitte AG	1,603	87,101
Bilfinger SE	10,033	390,430
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	26,420	260,834
CANCOM SE	10,832	641,041
CECONOMY AG (a)	47,148	287,137
CENIT AG	3,413	52,469
CENTROTEC Sustainable AG	978	18,080
Cewe Stiftung & Co. KGaA	2,303	273,351

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Comdirect Bank AG	13,399	$195,374
CompuGroup Medical SE	7,070	505,770
Corestate Capital Holding S.A. (a) (c)	4,473	188,164
CropEnergies AG	9,235	114,008
CTS Eventim AG & Co. KGaA	18,055	1,135,037
Data Modul AG	138	7,891
Deutsche Beteiligungs AG	4,443	196,613
Deutsche Euroshop AG	14,792	438,397
Deutsche Pfandbriefbank AG	45,896	751,747
Deutz AG	47,320	295,796
DIC Asset AG	19,505	347,553
DMG Mori AG	5,104	242,458
Dr. Hoenle AG	2,084	103,355
Draegerwerk AG & Co. KGaA	1,062	47,193
Duerr AG	16,259	554,597
Eckert & Ziegler AG	1,547	331,518
Elmos Semiconductor AG	5,394	172,306
ElringKlinger AG (a)	11,206	103,134
Energiekontor AG	2,559	60,838
Evotec AG (a)	13,898	360,511
Fielmann AG	7,053	570,650
First Sensor AG	2,791	118,469
FORTEC Elektronik AG	253	5,437
Francotyp-Postalia Holding AG	3,300	12,775
Freenet AG	49,368	1,131,913
FUCHS Petrolub SE	5,536	249,155
GEA Group AG	40,635	1,343,539
Gerresheimer AG	10,086	782,057
Gesco AG	4,563	96,800
GFT Technologies SE	5,932	77,702
Grammer AG	583	20,891
Grand City Properties S.A.	33,731	808,992
H&R GmbH & Co. KGaA (a)	4,195	25,159
Hamburger Hafen und Logistik AG	8,624	237,364
Hawesko Holding AG	223	8,841
Heidelberger Druckmaschinen AG (a)	100,140	129,632
Hella GmbH & Co. KGaA	9,701	536,921
HolidayCheck Group AG	11,101	33,542
Hornbach Baumarkt AG	2,209	58,376
Hornbach Holding AG & Co. KGaA	1,776	128,702
Hugo Boss AG	20,336	986,734
Hypoport AG (a)	157	55,511
Indus Holding AG	9,327	408,287
Isra Vision AG	5,255	230,137
IVU Traffic Technologies AG	5,625	78,009
Jenoptik AG	16,366	467,692
K&S AG	59,897	747,134
KION Group AG	1,215	83,893
Kloeckner & Co. SE	34,891	245,748
Koenig & Bauer AG	4,373	137,789
Krones AG	5,091	387,094
KSB SE & Co. KGaA	82	28,498
KWS Saat SE	3,725	241,284
LANXESS AG	26,260	1,764,609
Leifheit AG	2,964	78,756
Leoni AG (a)	12,471	145,797
LPKF Laser & Electronics AG (a)	5,659	100,791

Germany—(Continued)
Manz AG (a)	1,272	30,548
Medigene AG (a)	2,446	11,008
METRO AG	11,232	181,051
MLP SE	20,985	131,993
Nemetschek SE	11,742	774,359
New Work SE	988	323,629
Nexus AG	5,374	208,912
Nordex SE (a)	23,261	315,127
Norma Group SE	10,781	459,500
OHB SE	2,315	113,082
OSRAM Licht AG (a)	23,399	1,064,302
Paragon GmbH & Co. KGaA	357	5,809
Patrizia Immobilien AG	19,307	430,181
Pfeiffer Vacuum Technology AG	1,991	355,385
PNE Wind AG	24,548	110,670
Progress-Werk Oberkirch AG	822	22,417
ProSiebenSat.1 Media SE	39,293	614,431
PSI Software AG	3,465	80,885
PVA TePla AG (a)	1,597	27,418
QSC AG	33,186	39,175
R Stahl AG (a)	1,594	56,465
Rheinmetall AG	14,334	1,648,353
Rhoen Klinikum AG	13,709	268,978
RIB Software SE	11,764	298,172
Rocket Internet SE (a)	20,003	495,802
SAF-Holland S.A.	22,056	182,932
Salzgitter AG	12,083	268,017
Schaltbau Holding AG (a)	2,019	77,159
Scout24 AG	10,598	701,081
Secunet Security Networks AG	391	61,347
SGL Carbon SE (a)	8,945	47,540
Siltronic AG	5,638	567,593
Sixt SE	4,968	501,283
SMA Solar Technology AG (a)	3,992	154,688
SMT Scharf AG (a)	1,117	12,537
Softing AG	3,104	27,169
Software AG	18,372	643,317
Stabilus S.A.	6,982	474,963
STRATEC SE	1,395	95,437
Stroeer SE & Co. KGaA	9,061	733,108
Suedzucker AG	26,310	483,473
Surteco SE	2,209	56,104
Suss Microtec AG (a)	6,216	83,945
TAG Immobilien AG (a)	40,314	1,001,982
Takkt AG	11,656	164,986
Technotrans AG	2,427	50,933
Tele Columbus AG (a)	10,701	33,561
TLG Immobilien AG	28,741	917,279
Traffic Systems SE	1,794	46,493
VERBIO Vereinigte BioEnergie AG	9,187	120,920
Vossloh AG	4,712	195,536
Wacker Chemie AG	3,414	260,045
Wacker Neuson SE	10,071	193,396
Washtec AG	3,924	237,258
Wuestenrot & Wuerttembergische AG	3,373	73,379
Zeal Network SE (a)	2,439	56,747

		42,365,721

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Ghana—0.1%
Tullow Oil plc	488,272	$417,907

Greenland—0.0%
Gronlandsbanken A/S	140	11,469

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (a)	123,992	79,593

Hong Kong—2.3%
Aeon Credit Service Asia Co., Ltd.	44,000	34,922
Agritrade Resources, Ltd. (c)	630,000	46,883
Allied Group, Ltd.	22,000	107,285
Allied Properties HK, Ltd.	944,024	187,726
APAC Resources, Ltd.	70,825	9,737
Applied Development Holdings, Ltd. (a)	390,000	10,110
Arts Optical International Holdings, Ltd. (a)	16,000	2,875
Asia Financial Holdings, Ltd.	254,000	108,220
Asia Standard International Group, Ltd.	296,000	48,196
ASM Pacific Technology, Ltd.	5,200	72,292
Associated International Hotels, Ltd.	14,000	33,238
Bel Global Resources Holdings, Ltd. (a) (b) (d)	520,000	0
Best Food Holding Co., Ltd. (a)	112,000	15,092
BOCOM International Holdings Co., Ltd.	117,000	16,671
Boill Healthcare Holdings, Ltd. (a)	960,000	7,391
Bonjour Holdings, Ltd. (a)	615,000	6,706
Bright Smart Securities & Commodities Group, Ltd.	176,000	31,722
Brightoil Petroleum Holdings, Ltd. (a) (b) (d)	591,000	85,325
Brockman Mining, Ltd. (a)	1,040	17
Build King Holdings, Ltd.	160,000	18,230
Burwill Holdings, Ltd. (a) (b) (d)	1,566,000	10,712
Cafe de Coral Holdings, Ltd.	106,000	251,152
Camsing International Holding, Ltd. (a) (b) (d)	124,000	13,844
Century City International Holdings, Ltd.	616,000	45,855
Chen Hsong Holdings	150,000	43,309
Cheuk Nang Holdings, Ltd.	102,386	48,616
Chevalier International Holdings, Ltd.	75,139	107,227
China Baoli Technologies Holdings, Ltd. (a) (b) (d)	285,000	2,718
China Best Group Holding, Ltd. (a)	150,000	3,493
China Energy Development Holdings, Ltd. (a)	3,376,000	94,896
China Flavors & Fragrances Co., Ltd.	71,446	12,412
China Motor Bus Co., Ltd.	2,000	30,187
China Solar Energy Holdings, Ltd. (a) (b) (d)	162,000	702
China Star Entertainment, Ltd.	378,000	72,765
China Strategic Holdings, Ltd. (a)	4,927,500	22,125
China Tonghai International Financial, Ltd. (a)	180,000	9,815
Chinese Estates Holdings, Ltd.	133,000	105,326
Chinney Investment, Ltd.	8,000	2,289
Chow Sang Sang Holdings International, Ltd.	119,000	148,089
Chuang’s China Investments, Ltd.	511,500	28,917
Chuang’s Consortium International, Ltd.	382,357	71,116
CK Life Sciences International Holdings, Inc.	1,070,000	119,663
CNT Group, Ltd.	246,000	11,856
Convoy Global Holdings, Ltd. (a) (b) (d)	1,314,000	5,278
Cosmopolitan International Holdings, Ltd. (a) (c)	258,000	58,340
Cowell e Holdings, Inc.	120,000	29,018
Crocodile Garments (a)	216,000	14,961
Cross-Harbour Holdings, Ltd. (The)	127,063	197,478

Hong Kong—(Continued)
CSI Properties, Ltd.	2,274,023	81,842
CST Group, Ltd. (a)	8,984,000	27,674
Dah Sing Banking Group, Ltd.	172,671	230,763
Dah Sing Financial Holdings, Ltd.	66,260	261,318
Dan Form Holdings Co., Ltd.	88,000	16,126
Dickson Concepts International, Ltd.	87,500	42,385
Dingyi Group Investment, Ltd. (a)	185,000	5,565
DMX Technologies Group, Ltd. (a) (b) (d)	186,000	0
Dynamic Holdings, Ltd.	20,000	30,298
Eagle Nice International Holdings, Ltd.	120,000	46,521
EcoGreen International Group, Ltd.	118,800	23,516
eForce Holdings, Ltd. (a)	128,000	2,599
Emperor Capital Group, Ltd.	984,000	23,890
Emperor Entertainment Hotel, Ltd.	235,000	46,512
Emperor International Holdings, Ltd.	529,250	117,539
Emperor Watch & Jewellery, Ltd.	1,520,000	30,833
Energy International Investments Holdings, Ltd. (a)	580,000	6,395
ENM Holdings, Ltd. (a)	556,000	50,708
Esprit Holdings, Ltd. (a) (c)	833,950	168,252
Fairwood Holdings, Ltd.	26,500	67,620
Far East Consortium International, Ltd.	507,832	248,725
Far East Holdings International, Ltd. (a)	150,000	4,042
First Pacific Co., Ltd.	622,000	211,251
Freeman FinTech Corp., Ltd. (a) (b) (d)	180,000	2,379
Future World Financial Holdings, Ltd. (a)	12,575	61
G-Resources Group, Ltd. (a)	8,956,800	66,681
Genting Hong Kong, Ltd. (a)	162,000	16,026
Get Nice Financial Group, Ltd.	104,000	11,081
Get Nice Holdings, Ltd.	2,574,000	74,337
Giordano International, Ltd.	446,000	134,495
Global Brands Group Holding, Ltd.	126,000	10,360
Glorious Sun Enterprises, Ltd.	393,000	43,889
Gold Peak Industries Holdings, Ltd.	277,714	29,224
Gold-Finance Holdings, Ltd. (a) (b) (d)	214,000	742
Golden Resources Development International, Ltd.	370,000	27,971
Good Resources Holdings, Ltd. (a)	420,000	5,139
GR Properties, Ltd. (a)	150,000	25,440
Great Eagle Holdings, Ltd.	56,571	190,810
Great Harvest Maeta Group Holdings, Ltd. (a)	52,500	11,205
Greentech Technology International, Ltd. (a)	360,000	7,621
Haitong International Securities Group, Ltd.	570,562	173,612
Hang Lung Group, Ltd.	52,000	128,347
Hanison Construction Holdings, Ltd.	148,009	21,200
Hao Tian Development Group, Ltd. (a)	1,001,000	26,748
Harbour Centre Development, Ltd.	88,000	143,198
HKBN, Ltd.	186,500	312,655
HKR International, Ltd.	366,080	152,198
Hon Kwok Land Investment Co., Ltd.	140,000	55,747
Hong Kong Economic Times Holdings, Ltd.	50,000	8,726
Hong Kong Ferry Holdings Co., Ltd.	39,000	35,056
Hong Kong Finance Investment Holding Group, Ltd. (a)	262,000	27,261
Hong Kong Television Network, Ltd. (a)	86,000	37,762
Hongkong & Shanghai Hotels (The)	109,500	117,370
Hongkong Chinese, Ltd.	866,000	95,621
Hsin Chong Group Holdings, Ltd. (a) (b) (d)	918,000	30,925
Huarong Investment Stock Corp., Ltd. (a)	175,000	5,615
Hung Hing Printing Group, Ltd.	252,000	35,905

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Hutchison Port Holdings Trust - Class U	150,500	$25,908
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	106,129
Hysan Development Co., Ltd.	55,000	216,403
Imagi International Holdings, Ltd. (a)	90,112	10,167
International Housewares Retail Co., Ltd.	134,000	31,644
IPE Group, Ltd. (a)	285,000	30,723
IRC, Ltd. (a)	936,000	14,188
IT, Ltd.	220,000	52,805
ITC Properties Group, Ltd.	172,615	26,556
Jacobson Pharma Corp., Ltd.	90,000	19,896
Johnson Electric Holdings, Ltd.	106,875	243,353
Kader Holdings Co., Ltd.	224,000	20,410
Kaisa Health Group Holdings, Ltd. (a)	770,000	20,320
Kam Hing International Holdings, Ltd.	196,000	11,822
Karrie International Holdings, Ltd.	140,000	22,320
Keck Seng Investments	72,000	41,404
Kerry Logistics Network, Ltd.	124,000	213,179
Kingmaker Footwear Holdings, Ltd.	102,000	12,201
Kingston Financial Group, Ltd.	162,000	16,642
Kowloon Development Co., Ltd.	149,000	186,901
Kwan On Holdings, Ltd. (a)	50,000	2,021
Lai Sun Development Co., Ltd.	105,513	139,981
Lai Sun Garment International, Ltd.	99,760	126,693
Lam Soon Hong Kong, Ltd.	15,000	28,109
Landing International Development, Ltd. (a)	310,800	35,157
Landsea Green Group Co., Ltd. (a)	268,000	28,552
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	138,000	41,829
Lerthai Group, Ltd. (a)	18,000	10,029
Li & Fung, Ltd.	1,430,000	156,340
Lifestyle International Holdings, Ltd.	134,500	154,407
Lippo China Resources, Ltd.	2,106,000	45,763
Lippo, Ltd.	122,000	42,899
Liu Chong Hing Investment, Ltd.	78,000	106,608
Luk Fook Holdings International, Ltd.	135,000	389,016
Luks Group Vietnam Holdings Co., Ltd.	68,000	14,061
Lung Kee Bermuda Holdings	90,000	29,938
Magnificent Hotel Investment, Ltd.	1,310,000	28,666
Man Wah Holdings, Ltd.	399,200	285,017
Mandarin Oriental International, Ltd.	67,000	121,674
Mason Group Holdings, Ltd.	7,685,000	57,198
Matrix Holdings, Ltd.	36,000	16,539
Melco International Development, Ltd.	149,000	419,375
Midland Holdings, Ltd. (a)	178,010	25,885
Ming Fai International Holdings, Ltd.	145,000	15,256
Miramar Hotel & Investment	45,000	90,678
Modern Dental Group, Ltd.	79,000	15,612
Nameson Holdings, Ltd.	130,000	10,187
National Electronic Holdings, Ltd.	182,600	26,275
New Century Group Hong Kong, Ltd.	912,000	14,507
Newocean Energy Holdings, Ltd. (a) (c)	398,000	60,284
OP Financial, Ltd.	284,000	54,541
Oriental Watch Holdings	215,600	57,250
Oshidori International Holdings, Ltd.	1,068,000	133,093
Pacific Andes International Holdings, Ltd. (a) (b) (d)	1,819,984	6,400
Pacific Basin Shipping, Ltd.	1,283,000	269,501
Pacific Textiles Holdings, Ltd.	240,000	164,793

Hong Kong—(Continued)
Paliburg Holdings, Ltd.	208,000	71,272
Paradise Entertainment, Ltd.	168,000	15,513
PC Partner Group, Ltd. (a)	54,000	15,615
PCCW, Ltd.	152,000	89,748
Perfect Shape Medical, Ltd.	108,000	42,132
Pico Far East Holdings, Ltd.	318,000	96,849
Playmates Holdings, Ltd.	460,000	70,898
Playmates Toys, Ltd. (a)	236,000	12,712
Polytec Asset Holdings, Ltd.	580,900	74,590
PT International Development Co., Ltd. (a)	186,000	9,547
Public Financial Holdings, Ltd.	166,000	67,745
PYI Corp., Ltd. (a)	2,140,366	24,746
Rare Earth Magnesium Technology Group Holdings, Ltd.	500,000	20,164
Regal Hotels International Holdings, Ltd.	126,000	69,955
Regina Miracle International Holdings, Ltd.	71,000	45,044
Sa Sa International Holdings, Ltd. (c)	286,320	65,010
Samson Holding, Ltd. (a)	146,000	8,082
SAS Dragon Holdings, Ltd.	140,000	46,353
SEA Holdings, Ltd.	103,896	92,551
Shangri-La Asia, Ltd.	50,000	52,301
Shun Ho Property Investments, Ltd.	21,615	5,548
Shun Tak Holdings, Ltd.	595,500	284,371
Silver Base Group Holdings, Ltd. (a)	474,000	13,774
Sincere Watch Hong Kong, Ltd. (a)	250,000	4,566
Sing Tao News Corp., Ltd.	212,000	43,312
Singamas Container Holdings, Ltd.	724,000	79,903
SIS International Holdings	16,000	6,222
Sitoy Group Holdings, Ltd.	111,000	14,938
SmarTone Telecommunications Holdings, Ltd.	142,388	109,799
SOCAM Development, Ltd. (a)	41,987	13,731
Solomon Systech International, Ltd. (a)	920,000	18,339
Soundwill Holdings, Ltd.	41,500	52,748
South China Holdings Co., Ltd. (a)	1,240,000	29,439
Stella International Holdings, Ltd.	131,000	209,764
Success Universe Group, Ltd. (a)	240,000	5,942
Summit Ascent Holdings, Ltd. (a)	126,000	17,644
Sun Hing Vision Group Holdings, Ltd.	42,000	10,780
Sun Hung Kai & Co., Ltd.	222,440	105,753
SUNeVision Holdings, Ltd.	159,000	107,562
Synergy Group Holdings International, Ltd. (a)	112,000	4,312
TAI Cheung Holdings, Ltd.	192,000	156,973
Tai United Holdings, Ltd.	200,000	4,708
Tan Chong International, Ltd.	63,000	16,897
Tao Heung Holdings, Ltd.	204,000	33,430
Television Broadcasts, Ltd.	123,500	194,210
Texwinca Holdings, Ltd.	300,000	74,341
TK Group Holdings, Ltd.	62,000	30,950
Tom Group, Ltd. (a)	270,000	43,700
Tradelink Electronic Commerce, Ltd.	256,000	37,430
Transport International Holdings, Ltd.	95,364	247,091
Trinity, Ltd. (a)	466,000	13,803
Tsui Wah Holdings, Ltd.	136,000	7,528
Union Medical Healthcare, Ltd.	32,000	22,019
United Laboratories International Holdings, Ltd. (The) (c)	241,000	174,889
Up Energy Development Group, Ltd. (a) (b) (d)	92,000	286
Upbest Group, Ltd.	16,000	2,094
Value Convergence Holdings, Ltd. (a)	204,000	9,038

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Valuetronics Holdings, Ltd.	89,790	$54,592
Vedan International Holdings, Ltd.	296,000	29,629
Vitasoy International Holdings, Ltd.	14,000	50,778
VPower Group International Holdings, Ltd.	78,000	25,228
VSTECS Holdings, Ltd.	263,200	135,268
VTech Holdings, Ltd.	37,200	367,901
Wai Kee Holdings, Ltd.	54,000	33,965
Wang On Group, Ltd.	2,200,000	23,440
We Solutions, Ltd. (a)	348,000	24,099
Win Hanverky Holdings, Ltd.	332,000	22,188
Wing On Co. International, Ltd.	46,000	126,439
Wing Tai Properties, Ltd.	232,000	152,954
Wonderful Sky Financial Group Holdings, Ltd.	44,000	4,292
Xinyi Glass Holdings, Ltd.	220,000	291,519
YGM Trading, Ltd.	46,000	22,432
YT Realty Group, Ltd.	43,002	12,148
YTO Express Holdings, Ltd.	18,000	4,320
Yue Yuen Industrial Holdings, Ltd.	27,500	81,298
Yunfeng Financial Group, Ltd. (a)	34,000	15,580
Zhaobangji Properties Holdings, Ltd. (a)	80,000	12,758

		15,451,172

India—0.0%
Rhi Magnesita NV	397	20,317

Ireland—0.4%
Bank of Ireland Group plc	12,098	66,713
C&C Group plc	95,793	514,929
Cairn Homes plc (a)	111,259	158,751
Datalex plc (a) (b) (d)	4,783	1,843
FBD Holdings plc	10,350	101,334
Glanbia plc	41,020	474,734
Greencore Group plc	137,726	489,159
Hostelworld Group plc	2,650	4,394
Irish Continental Group plc	29,833	163,723
Permanent TSB Group Holdings plc (a)	15,086	19,462
San Leon Energy plc (a)	15,061	5,593
UDG Healthcare plc	54,342	581,087

		2,581,722

Isle of Man—0.0%
Hansard Global plc	2,566	1,427
Strix Group plc	27,212	70,672

		72,099

Israel—1.3%
Adgar Investment and Development, Ltd.	7,358	18,072
Afcon Holdings, Ltd.	771	31,884
AFI Properties, Ltd. (a)	4,653	193,384
Africa Israel Residences, Ltd.	880	24,481
Airport City, Ltd. (a)	4,431	83,189
Allot, Ltd. (a)	10,216	87,341
Alrov Properties and Lodgings, Ltd.	3,141	143,839
Arad, Ltd.	2,224	39,142
Arko Holdings, Ltd. (a)	99,131	48,256

Israel—(Continued)
Ashtrom Group, Ltd.	5,365	80,407
Ashtrom Properties, Ltd.	11,444	73,334
Atreyu Capital Markets, Ltd.	2,021	41,100
AudioCodes, Ltd.	7,905	204,202
Avgol Industries 1953, Ltd. (a)	27,883	20,997
Azorim-Investment Development & Construction Co., Ltd. (a)	23,712	48,071
Bayside Land Corp.	205	157,583
Bet Shemesh Engines Holdings, Ltd.	2,139	84,021
Big Shopping Centers, Ltd.	1,031	100,221
BioLine RX, Ltd. (a)	1	0
Blue Square Real Estate, Ltd.	1,674	118,490
Brainsway, Ltd. (a)	2,193	10,677
Camtek, Ltd.	5,058	55,734
Carasso Motors, Ltd.	5,284	23,702
Cellcom Israel, Ltd. (a)	13,058	41,580
Ceragon Networks, Ltd. (a) (b) (c) (d)	14,799	31,078
Clal Insurance Enterprises Holdings, Ltd. (a)	9,289	139,720
Cohen Development Gas & Oil, Ltd.	133	2,966
Compugen, Ltd. (a)	18,461	111,395
Danel Adir Yeoshua, Ltd.	1,227	114,215
Delek Automotive Systems, Ltd.	10,535	67,748
Delta-Galil Industries, Ltd.	4,030	109,958
Dor Alon Energy in Israel, Ltd.	766	18,464
Duniec Brothers, Ltd.	376	13,618
El Al Israel Airlines (a)	77,291	21,574
Electra Consumer Products 1970, Ltd.	3,289	60,836
Electra Real Estate, Ltd. (a)	4,280	25,310
Electra, Ltd.	652	289,723
Energix-Renewable Energies, Ltd. (a)	36,656	109,561
Enlight Renewable Energy, Ltd. (a)	95,911	120,663
Equital, Ltd. (a)	7,709	228,723
Evogene, Ltd. (a)	5,090	7,796
First International Bank of Israel, Ltd.	4,758	137,788
FMS Enterprises Migun, Ltd.	1,438	53,301
Formula Systems 1985, Ltd.	2,928	199,408
Fox Wizel, Ltd.	2,684	122,344
Gilat Satellite Networks, Ltd.	9,844	77,909
Hadera Paper, Ltd.	1,104	44,096
Hamlet Israel-Canada, Ltd. (a)	1,610	30,850
Harel Insurance Investments & Financial Services, Ltd.	25,809	201,670
Hilan, Ltd.	4,800	193,422
IDI Insurance Co., Ltd.	2,042	74,471
IES Holdings, Ltd.	569	38,892
Industrial Buildings Corp., Ltd. (a)	50,025	136,679
Inrom Construction Industries, Ltd.	15,928	69,185
Intercure, Ltd. (a)	10,321	11,126
Israel Canada T.R., Ltd.	23,885	55,326
Israel Land Development Co., Ltd. (The)	3,950	51,725
Isras Investment Co., Ltd.	454	99,989
Issta Lines, Ltd.	1,175	22,255
Itamar Medical, Ltd. (a)	5,429	2,301
Kamada, Ltd. (a)	11,729	80,712
Kerur Holdings, Ltd.	1,544	42,574
Klil Industries, Ltd. (a)	315	26,581
Levinstein Properties, Ltd.	470	12,635
Magic Software Enterprises, Ltd.	9,462	92,100
Malam - Team, Ltd.	335	63,636

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Matrix IT, Ltd.	10,787	$217,127
Maytronics, Ltd.	14,096	117,871
Mediterranean Towers, Ltd.	19,867	57,743
Mega Or Holdings, Ltd.	4,941	122,053
Mehadrin, Ltd. (a)	108	4,330
Meitav Dash Investments, Ltd.	8,613	32,001
Menora Mivtachim Holdings, Ltd.	11,310	165,489
Migdal Insurance & Financial Holding, Ltd.	94,179	89,003
Mivtach Shamir Holdings, Ltd.	1,966	36,517
Naphtha Israel Petroleum Corp., Ltd.	14,775	88,659
Nawi Brothers, Ltd. (a)	4,888	35,252
Neto ME Holdings, Ltd.	788	48,742
Nova Measuring Instruments, Ltd. (a)	8,789	335,688
NR Spuntech Industries, Ltd. (a)	3,848	5,876
Oil Refineries, Ltd.	418,554	210,320
One Software Technologies, Ltd.	900	68,847
OPC Energy, Ltd.	7,174	61,012
Partner Communications Co., Ltd. (a)	29,635	132,013
Paz Oil Co., Ltd.	2,185	309,704
Perion Network, Ltd. (a)	3,139	19,605
Phoenix Holdings, Ltd. (The)	20,176	122,131
Plasson Industries, Ltd.	1,729	77,373
Plus500, Ltd.	13,638	160,113
Priortech, Ltd.	2,244	23,936
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	126,462
Redhill Biopharma, Ltd. (a)	32,219	19,507
Scope Metals Group, Ltd.	1,844	42,196
Shapir Engineering & Industry, Ltd.	27,416	167,372
Shikun & Binui, Ltd.	73,332	337,945
Shufersal, Ltd.	5,233	33,335
Summit Real Estate Holdings, Ltd.	7,016	93,682
Suny Cellular Communication, Ltd. (a)	16,495	7,904
Tadiran Holdings, Ltd.	568	24,380
Union Bank of Israel (a)	7,545	50,061
YH Dimri Construction & Development, Ltd.	1,237	36,285

		8,624,564

Italy—4.2%
A/S Roma S.p.A. (a) (c)	31,585	24,093
A2A S.p.A.	414,700	777,648
ACEA S.p.A.	22,854	472,671
Aeffe S.p.A. (a) (c)	11,359	25,416
Amplifon S.p.A.	33,219	955,793
Anima Holding S.p.A.	82,150	424,328
Aquafil S.p.A. (c)	3,537	24,992
Arnoldo Mondadori Editore S.p.A. (a)	63,913	147,768
Ascopiave S.p.A.	28,294	121,068
Autogrill S.p.A.	41,121	430,294
Autostrade Meridionali S.p.A.	777	26,497
Avio S.p.A.	4,587	71,349
Azimut Holding S.p.A.	40,388	964,741
B&C Speakers S.p.A.	1,431	22,557
Banca Carige S.p.A. (a) (b) (d)	156,432	49
Banca Farmafactoring S.p.A.	34,258	205,361
Banca Finnat Euramerica S.p.A.	50,851	16,141
Banca Generali S.p.A.	20,652	670,745

Italy—(Continued)
Banca IFIS S.p.A.	7,714	121,238
Banca Mediolanum S.p.A.	8,269	82,209
Banca Popolare dell’Emilia Romagna SC	202,667	1,019,945
Banca Popolare di Sondrio Scarl	173,614	410,662
Banca Profilo S.p.A.	117,883	29,619
Banca Sistema S.p.A.	9,271	19,231
Banco BPM S.p.A. (a)	488,208	1,111,412
Banco di Desio e della Brianza S.p.A.	20,306	57,895
BasicNet S.p.A.	7,658	44,687
BE S.p.A	29,207	41,240
Biesse S.p.A.	6,021	100,381
Brembo S.p.A. (c)	45,165	560,878
Brunello Cucinelli S.p.A.	9,914	351,148
Buzzi Unicem S.p.A.	27,815	700,990
Cairo Communication S.p.A.	24,474	74,590
Carel Industries S.p.A.	3,661	56,952
Cementir Holding NV	21,979	165,939
Cerved Group S.p.A.	54,086	527,733
CIR-Compagnie Industriali Riunite S.p.A.	157,057	191,653
Credito Emiliano S.p.A.	35,381	206,170
Credito Valtellinese S.p.A. (a)	2,927,424	233,940
d’Amico International Shipping S.A. (a)	115,150	17,877
Danieli & C Officine Meccaniche S.p.A.	4,846	89,099
Datalogic S.p.A. (c)	8,028	151,883
De’Longhi S.p.A.	18,916	400,530
DeA Capital S.p.A.	32,300	52,931
DiaSorin S.p.A.	2,571	332,942
doBank S.p.A.	9,280	128,019
El.En. S.p.A.	2,807	104,113
Elica S.p.A. (a)	11,044	37,933
Emak S.p.A.	23,063	23,590
Enav S.p.A.	52,688	314,475
ERG S.p.A.	21,603	465,906
Esprinet S.p.A.	14,507	84,337
Eurotech S.p.A. (a) (c)	13,076	123,914
Falck Renewables S.p.A.	49,296	263,360
Fiera Milano S.p.A.	10,587	65,091
Fila S.p.A.	3,057	49,257
Fincantieri S.p.A. (a) (c)	93,136	96,267
FNM S.p.A.	55,327	43,270
Gamenet Group S.p.A.	3,034	44,311
Geox S.p.A. (c)	34,378	45,605
Gruppo Editoriale L’Espresso S.p.A. (a)	52,528	26,927
Gruppo MutuiOnline S.p.A.	8,426	189,555
Hera S.p.A.	272,570	1,194,946
Illimity Bank S.p.A. (a)	11,884	136,155
IMMSI S.p.A. (a)	100,436	63,344
Industria Macchine Automatiche S.p.A. (c)	5,461	392,831
Intek Group S.p.A. (a)	80,757	27,862
Interpump Group S.p.A.	22,700	719,158
Iren S.p.A.	231,134	717,073
Italgas S.p.A.	151,950	929,371
Italmobiliare S.p.A.	3,471	94,048
IVS Group S.A.	3,278	31,987
Juventus Football Club S.p.A. (a) (c)	194,611	272,279
La Doria S.p.A.	3,877	40,590
Leonardo S.p.A.	14,778	173,186

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
LU-VE S.p.A.	1,991	$28,584
Maire Tecnimont S.p.A. (c)	42,334	117,564
MARR S.p.A.	12,745	290,937
Massimo Zanetti Beverage Group S.p.A.	3,423	22,502
Mediaset S.p.A. (a) (c)	170,346	508,509
Openjobmetis S.p.A. agenzia per il lavoro	1,209	11,804
OVS S.p.A. (a)	56,351	126,909
Piaggio & C S.p.A.	71,430	220,286
Pirelli & C S.p.A.	32,000	184,451
Prima Industrie S.p.A.	1,853	34,112
Prysmian S.p.A.	39,885	961,126
RAI Way S.p.A.	24,727	170,197
Reno de Medici S.p.A.	46,743	43,146
Reply S.p.A.	6,572	512,069
Retelit S.p.A.	36,769	65,569
Rizzoli Corriere Della Sera Mediagroup S.p.A.	39,016	44,100
Sabaf S.p.A.	3,059	45,974
SAES Getters S.p.A.	1,640	55,824
Safilo Group S.p.A. (a)	12,212	15,257
Saipem S.p.A. (a)	197,655	966,449
Salini Impregilo S.p.A. (a)	70,140	126,343
Salvatore Ferragamo S.p.A.	16,352	344,118
Saras S.p.A.	169,450	272,665
Servizi Italia S.p.A.	1,701	5,704
Sesa S.p.A.	2,065	110,367
Societa Cattolica di Assicurazioni SC	61,974	505,760
Societa Iniziative Autostradali e Servizi S.p.A.	13,846	232,065
Sogefi S.p.A. (a) (c)	24,822	44,520
SOL S.p.A.	11,001	129,584
Tamburi Investment Partners S.p.A.	36,575	279,868
Technogym S.p.A.	25,428	330,752
Tinexta S.p.A.	6,919	89,942
Tod’s S.p.A.	3,954	182,861
TXT e-solutions S.p.A.	2,997	32,488
Uni Land S.p.A. (a) (b) (d)	4,937	0
Unieuro S.p.A.	3,192	48,001
Unione di Banche Italiane S.p.A. (c)	325,151	1,061,667
Unipol Gruppo Finanziario S.p.A.	140,578	805,905
UnipolSai Assicurazioni S.p.A.	66,895	194,495
Zignago Vetro S.p.A.	9,968	142,060

		28,798,579

Japan—23.8%
77 Bank, Ltd. (The)	15,300	254,292
A&A Material Corp.	1,200	15,977
A&D Co., Ltd.	6,000	58,594
A/S One Corp.	1,800	168,561
Abist Co., Ltd.	600	14,453
Access Co., Ltd.	1,500	13,105
Achilles Corp.	6,500	108,020
Ad-sol Nissin Corp.	1,900	40,281
Adastria Co., Ltd.	8,040	182,969
ADEKA Corp.	26,000	391,213
Adtec Plasma Technology Co., Ltd.	600	8,999
Advan Co., Ltd.	6,700	76,455
Advance Create Co., Ltd.	800	13,881

Japan—(Continued)
Advanex, Inc.	900	13,951
Advantage Risk Management Co., Ltd.	1,300	12,187
Adventure, Inc. (c)	600	26,846
Adways, Inc.	4,000	12,859
Aeon Delight Co., Ltd.	6,200	222,060
Aeon Fantasy Co., Ltd.	2,400	64,307
Aeon Hokkaido Corp.	2,600	18,957
Aeria, Inc.	2,200	18,888
AFC-HD AMS Life Science Co., Ltd.	1,900	11,769
Agro-Kanesho Co., Ltd.	1,700	26,029
Ahresty Corp.	9,200	47,014
Ai Holdings Corp.	11,000	195,003
Aica Kogyo Co., Ltd.	2,100	69,449
Aichi Bank, Ltd. (The)	2,600	89,074
Aichi Corp.	10,800	73,379
Aichi Steel Corp.	4,300	150,387
Aichi Tokei Denki Co., Ltd.	1,600	65,061
Aida Engineering, Ltd.	20,700	185,067
Aiful Corp. (a)	96,400	223,213
Ain Holdings, Inc.	900	57,388
Aiphone Co., Ltd.	4,600	77,701
Airport Facilities Co., Ltd.	7,500	38,138
Aisan Industry Co., Ltd.	10,400	74,956
Aizawa Securities Co., Ltd.	13,800	89,908
Ajis Co., Ltd.	500	14,746
Akatsuki Corp.	3,400	12,077
Akatsuki, Inc. (c)	1,500	80,387
Akebono Brake Industry Co., Ltd. (a)	17,400	39,061
Akita Bank, Ltd. (The)	6,200	125,588
Albis Co., Ltd.	1,600	33,209
Alconix Corp.	6,400	83,800
Alinco, Inc.	5,800	68,431
Alleanza Holdings Co., Ltd.	4,500	39,339
Alpen Co., Ltd. (c)	7,000	113,844
Alpha Corp.	2,200	27,131
Alpha Systems, Inc.	3,140	81,955
Alps Logistics Co., Ltd.	6,000	46,613
Altech Corp.	5,720	103,359
Amano Corp.	3,800	115,638
Amiyaki Tei Co., Ltd.	1,100	37,896
Anabuki Kosan, Inc.	800	13,232
Anest Iwata Corp.	10,400	100,117
AOI Electronics Co., Ltd.	1,100	28,756
AOI TYO Holdings, Inc.	6,428	42,264
AOKI Holdings, Inc.	15,900	164,403
Aomori Bank, Ltd. (The)	6,900	184,335
Aoyama Trading Co., Ltd.	14,500	204,616
Aoyama Zaisan Networks Co., Ltd.	1,400	21,747
Apaman Co., Ltd.	2,100	16,950
Arakawa Chemical Industries, Ltd.	6,600	98,877
Arata Corp.	4,200	173,658
Araya Industrial Co., Ltd.	2,600	34,838
Arcland Sakamoto Co., Ltd.	10,600	120,703
Arcland Service Holdings Co., Ltd. (c)	4,000	68,991
Arcs Co., Ltd.	13,364	281,105
Arealink Co., Ltd.	3,100	38,383
Argo Graphics, Inc.	5,600	174,335

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Arisawa Manufacturing Co., Ltd.	14,300	$132,107
Arrk Corp. (a)	22,600	19,549
Artnature, Inc.	5,000	38,210
Asahi Broadcasting Corp.	2,400	17,061
Asahi Co., Ltd.	4,500	58,217
Asahi Diamond Industrial Co., Ltd.	21,200	124,586
Asahi Holdings, Inc.	9,600	237,821
Asahi Kogyosha Co., Ltd.	1,700	54,314
Asahi Net, Inc.	5,000	28,992
Asahi Printing Co., Ltd.	400	3,710
ASAHI YUKIZAI Corp.	5,000	81,993
Asahipen Corp.	400	6,304
Asante, Inc.	1,400	26,113
Asanuma Corp.	2,400	104,207
Asax Co., Ltd.	5,400	34,629
Ashimori Industry Co., Ltd.	1,600	20,477
ASKA Pharmaceutical Co., Ltd.	7,500	86,675
ASKUL Corp.	2,400	72,546
Asukanet Co., Ltd.	1,300	17,400
Ateam, Inc.	2,900	29,016
Atom Corp.	25,900	241,740
Atrae, Inc. (a)	2,000	68,850
Atsugi Co., Ltd.	6,100	47,563
Aucfan Co., Ltd. (a)	1,700	11,688
Aucnet, Inc.	1,600	19,665
Autobacs Seven Co., Ltd.	22,700	357,783
Avant Corp.	5,800	55,353
Avex, Inc.	12,000	138,529
Awa Bank, Ltd. (The)	14,600	325,496
Axell Corp. (a)	3,800	34,082
Axial Retailing, Inc.	5,100	177,316
Axyz Co., Ltd.	500	10,873
Azia Co., Ltd.	1,500	20,097
Bando Chemical Industries, Ltd.	15,400	129,856
Bank of Iwate, Ltd. (The)	6,000	158,672
Bank of Kochi, Ltd. (The)	1,600	13,337
Bank of Nagoya, Ltd. (The)	5,400	167,922
Bank of Okinawa, Ltd. (The)	9,160	307,511
Bank of Saga, Ltd. (The)	6,100	97,491
Bank of the Ryukyus, Ltd.	15,800	173,023
Baroque Japan, Ltd.	1,100	9,855
BayCurrent Consulting, Inc.	4,200	215,304
Belc Co., Ltd.	2,800	142,231
Bell System24 Holdings, Inc.	9,900	155,601
Belluna Co., Ltd.	13,800	90,096
Bengo4.com, Inc. (a)	1,200	63,496
Bic Camera, Inc.	7,800	88,808
Biofermin Pharmaceutical Co., Ltd.	1,100	24,229
BML, Inc.	7,600	218,165
Bookoff Group Holdings, Ltd.	4,700	44,317
Bourbon Corp.	600	9,726
BP Castrol KK	2,600	36,152
Br Holdings Corp.	7,400	33,417
BrainPad, Inc. (a)	1,100	56,071
Broadleaf Co., Ltd. (c)	24,600	149,935
Broccoli Co., Ltd.	2,000	28,246
BRONCO BILLY Co., Ltd. (c)	2,400	61,247

Japan—(Continued)
Bull-Dog Sauce Co., Ltd.	1,200	12,444
Bunka Shutter Co., Ltd.	19,000	167,361
Business Brain Showa-Ota, Inc.	800	17,180
C Uyemura & Co., Ltd.	2,800	208,816
C.I. Takiron Corp.	18,000	121,047
CAC Holdings Corp.	6,200	89,337
Can Do Co., Ltd.	3,500	52,947
Canare Electric Co., Ltd.	800	13,564
Canon Electronics, Inc.	7,400	142,080
Capital Asset Planning, Inc.	800	9,918
Career Design Center Co., Ltd.	1,600	20,018
CareerIndex, Inc. (a)	1,600	6,187
Carlit Holdings Co., Ltd.	7,300	42,219
Cawachi, Ltd.	5,700	115,311
Central Automotive Products, Ltd.	2,300	57,438
Central Glass Co., Ltd.	15,000	366,246
Central Security Patrols Co., Ltd.	1,900	109,226
Central Sports Co., Ltd.	2,400	70,282
Ceres, Inc.	1,100	12,609
Charm Care Corp.	3,200	29,453
Chiba Kogyo Bank, Ltd. (The)	16,000	57,837
Chikaranomoto Holdings Co., Ltd.	1,000	9,263
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	36,963
CHIMNEY Co., Ltd.	1,400	29,854
Chino Corp.	2,700	35,487
Chiyoda Co., Ltd.	5,800	85,925
Chiyoda Integre Co., Ltd.	4,600	96,409
Chofu Seisakusho Co., Ltd.	5,700	128,432
Chori Co., Ltd.	5,000	101,276
Choushimaru Co., Ltd.	1,200	14,143
Chubu Shiryo Co., Ltd.	7,900	116,546
Chudenko Corp.	8,600	198,577
Chuetsu Pulp & Paper Co., Ltd.	3,500	53,364
Chugai Mining Co., Ltd. (a)	68,200	13,108
Chugai Ro Co., Ltd.	2,900	48,351
Chugoku Bank, Ltd. (The)	5,500	55,780
Chugoku Marine Paints, Ltd.	22,000	209,579
Chukyo Bank, Ltd. (The)	3,900	79,798
Chuo Gyorui Co., Ltd.	200	5,126
Chuo Spring Co., Ltd.	1,400	40,441
Citizen Watch Co., Ltd.	84,900	460,664
CKD Corp.	2,100	35,292
Cleanup Corp.	7,300	48,088
CMIC Holdings Co., Ltd.	3,900	65,874
CMK Corp.	18,200	112,650
Coco’s Japan Co., Ltd.	1,800	27,257
Cocokara fine, Inc.	5,700	330,849
Colowide Co., Ltd.	14,200	293,923
Como Co., Ltd.	400	9,280
Computer Engineering & Consulting, Ltd.	8,200	155,216
Computer Institute of Japan, Ltd.	2,000	17,866
Comture Corp.	5,400	116,053
CONEXIO Corp.	4,600	68,233
Core Corp.	2,500	33,077
Corona Corp.	5,600	53,167
Cosel Co., Ltd.	9,900	106,661
Cosmo Energy Holdings Co., Ltd.	15,500	357,870

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Cosmos Initia Co., Ltd.	3,500	$24,164
Cota Co., Ltd.	3,740	53,358
Create Medic Co., Ltd.	1,800	17,375
Create Restaurants Holdings, Inc.	12,400	212,787
Create SD Holdings Co., Ltd.	7,500	191,613
Creek & River Co., Ltd.	2,600	26,834
Cresco, Ltd.	2,000	66,724
CRI Middleware Co., Ltd. (a)	800	14,134
CTI Engineering Co., Ltd.	4,800	99,027
CTS Co., Ltd.	8,900	63,076
Cube System, Inc.	4,700	34,422
Cyber Com Co., Ltd.	1,100	23,379
Cybozu, Inc.	6,400	87,250
Dai Nippon Toryo Co., Ltd.	9,400	100,760
Dai-Dan Co., Ltd.	6,000	153,634
Dai-ichi Seiko Co., Ltd. (c)	3,100	75,286
Daibiru Corp.	18,800	225,615
Daido Kogyo Co., Ltd.	2,000	15,086
Daido Metal Co., Ltd.	11,200	78,022
Daido Steel Co., Ltd.	4,500	196,737
Daidoh, Ltd.	10,800	27,682
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	58,643
Daihen Corp.	7,200	237,085
Daiho Corp.	5,000	132,139
Daiichi Jitsugyo Co., Ltd.	2,800	98,137
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	41,253
Daiken Corp.	4,800	86,883
Daiken Medical Co., Ltd.	4,400	26,818
Daiki Aluminium Industry Co., Ltd.	9,000	62,528
Daiki Axis Co., Ltd.	1,300	11,466
Daiko Denshi Tsushin, Ltd.	1,300	13,645
Daikoku Denki Co., Ltd.	2,700	40,636
Daikokutenbussan Co., Ltd.	1,900	56,068
Daikyonishikawa Corp.	9,000	69,970
Dainichi Co., Ltd.	4,100	25,971
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	5,000	144,072
Daio Paper Corp.	14,000	190,928
Daiohs Corp.	900	11,294
Daiseki Co., Ltd.	10,700	307,388
Daiseki Eco. Solution Co., Ltd.	2,400	24,995
Daishi Hokuetsu Financial Group, Inc.	15,100	418,747
Daishinku Corp. (c)	2,600	42,039
Daisue Construction Co., Ltd.	2,300	21,342
Daito Bank, Ltd. (The)	5,200	31,344
Daito Pharmaceutical Co., Ltd.	3,960	115,133
Daitron Co., Ltd.	2,400	42,018
Daiwa Industries, Ltd.	11,000	121,747
Daiwabo Holdings Co., Ltd.	6,100	377,085
DCM Holdings Co., Ltd. (c)	37,900	368,985
DD Holdings Co., Ltd.	3,000	43,282
Dear Life Co., Ltd.	4,700	25,283
Delica Foods Holdings Co., Ltd.	600	4,011
Demae-Can Co., Ltd. (c)	5,400	56,027
Denki Kogyo Co., Ltd.	4,200	125,823
Densan System Co., Ltd.	1,700	47,413
Denyo Co., Ltd.	4,800	90,919
Descente, Ltd.	8,100	152,656

Japan—(Continued)
Dexerials Corp.	15,300	153,697
Digital Arts, Inc.	2,900	148,666
Digital Garage, Inc.	1,100	46,229
Digital Information Technologies Corp.	1,300	21,282
Dip Corp.	8,100	239,343
DKK-Toa Corp.	1,500	14,400
DKS Co., Ltd.	3,300	133,869
DMG Mori Co., Ltd. (c)	28,400	434,693
DMW Corp.	700	14,952
Doshisha Co., Ltd.	8,200	135,911
Double Standard, Inc.	700	32,421
Doutor Nichires Holdings Co., Ltd.	11,500	228,108
Dowa Holdings Co., Ltd.	5,700	211,527
DSB Co., Ltd.	5,300	32,836
DTS Corp.	11,700	272,025
Duskin Co., Ltd.	13,700	380,444
DyDo Group Holdings, Inc.	2,700	113,765
Dynic Corp.	3,200	23,608
E-Guardian, Inc.	2,400	44,745
Eagle Industry Co., Ltd.	7,800	80,665
Earth Corp.	2,200	114,715
EAT&Co, Ltd.	1,400	23,496
Ebara Foods Industry, Inc.	700	14,301
Ebara Jitsugyo Co., Ltd.	2,500	51,204
Ebase Co., Ltd.	2,400	25,508
Eco’s Co., Ltd.	800	12,574
EDION Corp.	28,900	320,433
EF-ON, Inc.	6,100	41,658
eGuarantee, Inc.	8,200	94,889
Ehime Bank, Ltd. (The)	11,400	122,814
Eidai Co., Ltd.	10,000	32,847
Eiken Chemical Co., Ltd.	9,400	173,425
Eizo Corp.	6,300	225,207
Elan Corp.	3,200	47,070
Elecom Co., Ltd.	5,600	226,680
Elematec Corp.	8,000	84,259
EM Systems Co., Ltd.	9,000	80,563
en-japan, Inc.	900	39,376
Endo Lighting Corp.	2,600	17,348
Enigmo, Inc. (a)	6,400	52,225
Enplas Corp.	3,400	111,777
Enshu, Ltd.	2,300	29,181
Entrust, Inc.	1,500	10,077
EPS Holdings, Inc.	8,800	111,963
eRex Co., Ltd.	8,000	134,257
ES-Con Japan, Ltd.	7,900	67,962
Escrow Agent Japan, Inc.	5,100	10,373
Eslead Corp.	2,700	54,182
ESPEC Corp.	7,100	145,380
Excel Co., Ltd.	2,500	36,418
Exedy Corp.	11,600	261,777
Extreme Co., Ltd.	700	12,565
F&M Co., Ltd.	1,600	19,444
F-Tech, Inc.	6,000	43,758
F@N Communications, Inc.	11,700	51,547
Faith, Inc.	2,680	19,537
FALCO HOLDINGS Co., Ltd.	3,100	52,548

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
FCC Co., Ltd.	12,600	$272,239
FDK Corp. (a)	3,600	30,379
Feed One Co., Ltd.	41,380	70,815
Ferrotec Holdings Corp.	10,400	88,322
FFRI, Inc. (a)	1,000	24,859
FIDEA Holdings Co., Ltd.	62,510	79,477
Fields Corp.	6,000	35,804
Financial Products Group Co., Ltd.	8,400	81,237
FINDEX, Inc.	3,900	48,261
First Bank of Toyama, Ltd. (The)	10,700	33,813
First Brothers Co., Ltd.	900	11,321
First Juken Co., Ltd.	3,400	39,805
First-corp, Inc.	1,600	8,864
Fixstars Corp.	2,700	38,419
FJ Next Co., Ltd. (c)	2,300	24,163
Focus Systems Corp.	2,900	25,430
Forval Corp.	1,900	19,218
Foster Electric Co., Ltd.	8,800	154,384
France Bed Holdings Co., Ltd.	9,300	82,243
Freebit Co., Ltd.	2,100	18,503
Freund Corp.	2,400	17,068
FTGroup Co., Ltd.	1,500	19,696
Fudo Tetra Corp.	6,030	95,373
Fuji Co., Ltd.	6,700	119,093
Fuji Corp.	13,800	252,371
Fuji Corp., Ltd.	8,600	55,632
Fuji Corp/Miyagi	600	13,225
Fuji Kyuko Co., Ltd.	1,300	50,256
Fuji Oil Co., Ltd.	21,100	47,329
Fuji Pharma Co., Ltd.	4,600	56,305
Fuji Seal International, Inc.	11,100	247,095
Fuji Soft, Inc.	2,600	100,817
Fujibo Holdings, Inc.	3,700	119,638
Fujicco Co., Ltd.	7,100	126,818
Fujikura Composites, Inc.	5,800	25,634
Fujikura Kasei Co., Ltd.	9,500	51,098
Fujikura, Ltd.	76,600	314,054
Fujimori Kogyo Co., Ltd.	4,800	152,022
Fujio Food System Co., Ltd. (c)	1,200	19,843
Fujisash Co., Ltd.	24,500	21,864
Fujishoji Co., Ltd.	1,300	11,945
Fujita Kanko, Inc. (a)	2,000	51,912
Fujitec Co., Ltd.	14,200	230,222
Fujitsu Frontech, Ltd.	4,500	56,069
Fujitsu General, Ltd.	6,700	150,456
Fujiya Co., Ltd. (c)	2,600	50,638
FuKoKu Co., Ltd.	5,100	34,595
Fukuda Corp.	1,600	71,736
Fukuda Denshi Co., Ltd.	400	28,957
Fukui Bank, Ltd. (The)	9,200	165,823
Fukui Computer Holdings, Inc.	2,700	87,477
Fukushima Bank, Ltd. (The)	11,200	28,525
Fukushima Galilei Co., Ltd.	4,200	157,194
Fukuyama Transporting Co., Ltd.	4,000	145,138
FULLCAST Holdings Co., Ltd.	5,500	125,386
Funai Electric Co., Ltd. (a)	7,900	51,033
Funai Soken Holdings, Inc.	11,770	268,055

Japan—(Continued)
Furukawa Battery Co., Ltd. (The)	5,000	37,981
Furukawa Co., Ltd.	10,500	138,313
Furukawa Electric Co., Ltd.	6,800	174,284
Furuno Electric Co., Ltd.	10,500	129,374
Furusato Industries, Ltd.	3,700	60,296
Furuya Metal Co., Ltd.	400	21,537
Furyu Corp.	2,400	23,660
Fuso Chemical Co., Ltd.	4,600	136,497
Fuso Pharmaceutical Industries, Ltd.	2,600	48,884
Futaba Corp.	10,200	126,165
Futaba Industrial Co., Ltd.	19,600	137,192
Future Corp.	7,400	122,661
Fuyo General Lease Co., Ltd.	5,600	376,289
G-7 Holdings, Inc.	4,200	94,047
G-Tekt Corp.	7,700	122,185
Gakken Holdings Co., Ltd.	1,600	114,353
Gakkyusha Co., Ltd.	1,700	22,007
Gakujo Co., Ltd.	900	18,979
GCA Corp.	5,800	53,392
Gecoss Corp.	4,600	46,583
Genki Sushi Co., Ltd.	1,600	43,894
Genky DrugStores Co., Ltd.	2,400	51,336
Geo Holdings Corp.	12,300	151,731
Gfoot Co., Ltd.	2,100	12,065
Giken, Ltd.	4,600	212,726
GL Sciences, Inc.	1,300	18,888
GLOBERIDE, Inc.	3,500	87,566
Glory, Ltd.	9,000	271,644
GMO Click Holdings, Inc.	8,000	43,582
GMO Cloud K.K.	1,500	34,819
GMO internet, Inc.	2,900	55,382
GMO Pepabo, Inc.	700	15,550
Godo Steel, Ltd.	4,100	105,518
Goldcrest Co., Ltd.	7,230	137,794
Golf Digest Online, Inc.	900	5,633
Good Com Asset Co., Ltd.	800	14,658
Grace Technology, Inc.	900	23,038
Grandy House Corp.	3,600	16,462
Gree, Inc.	31,400	142,311
Greens Co., Ltd.	1,000	10,691
GS Yuasa Corp.	18,200	392,323
GSI Creos Corp.	2,800	33,838
Gun-Ei Chemical Industry Co., Ltd.	1,800	42,878
GungHo Online Entertainment, Inc. (a) (c)	500	10,638
Gunma Bank, Ltd. (The)	18,100	63,498
Gunosy, Inc. (a) (c)	3,100	42,128
Gunze, Ltd.	6,600	294,649
Gurunavi, Inc.	8,500	76,000
H-One Co., Ltd.	6,000	46,325
H2O Retailing Corp.	18,900	211,151
HABA Laboratories, Inc.	700	45,610
Hachijuni Bank, Ltd. (The)	3,700	16,112
Hagihara Industries, Inc.	4,000	63,439
Hagiwara Electric Holdings Co., Ltd.	500	13,081
Hakudo Co., Ltd.	1,500	21,721
Hakuto Co., Ltd.	5,900	73,429
Hakuyosha Co., Ltd.	800	21,017

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Halows Co., Ltd.	1,100	$27,071
Hamakyorex Co., Ltd.	5,600	184,176
Hamee Corp.	1,800	25,046
Hanwa Co., Ltd.	12,800	334,804
Happinet Corp.	5,000	64,538
Hard Off Corp. Co., Ltd.	3,700	27,794
Harima Chemicals Group, Inc.	7,100	77,933
Haruyama Holdings, Inc.	5,400	43,306
Hazama Ando Corp.	54,490	472,743
Hearts United Group Co., Ltd. (c)	2,600	23,944
Heiwa Corp.	1,900	39,745
Heiwa Real Estate Co., Ltd.	14,400	397,094
Heiwado Co., Ltd.	11,200	211,779
Helios Techno Holding Co., Ltd.	2,900	12,272
HI-LEX Corp.	7,700	141,680
Hibino Corp.	500	11,844
Hibiya Engineering, Ltd.	7,800	141,426
Hiday Hidaka Corp.	7,496	138,484
Himaraya Co., Ltd.	2,600	20,240
Hinokiya Group Co., Ltd.	1,500	29,816
Hioki EE Corp.	3,000	104,631
Hirakawa Hewtech Corp.	800	11,754
Hiramatsu, Inc. (a)	7,300	19,457
Hirano Tecseed Co., Ltd.	500	9,157
Hirata Corp.	1,700	109,459
Hirose Tusyo, Inc.	300	4,974
Hiroshima Bank, Ltd. (The)	34,500	167,901
Hiroshima Gas Co., Ltd.	7,000	23,059
HIS Co., Ltd. (c)	9,400	269,809
Hisaka Works, Ltd.	9,600	88,459
Hitachi Maxell, Ltd.	15,300	207,598
Hitachi Zosen Corp.	61,600	232,893
Hito Communications Holdings, Inc.	1,700	23,705
Hochiki Corp.	4,600	73,876
Hodogaya Chemical Co., Ltd.	1,800	69,805
Hogy Medical Co., Ltd.	7,100	231,980
Hokkaido Electric Power Co., Inc.	48,900	237,079
Hokkaido Gas Co., Ltd.	5,400	82,886
Hokkan Holdings, Ltd.	5,000	95,653
Hokko Chemical Industry Co., Ltd.	8,000	41,687
Hokkoku Bank, Ltd. (The)	10,100	322,912
Hokuetsu Corp.	47,900	246,515
Hokuetsu Industries Co., Ltd.	7,000	84,414
Hokuhoku Financial Group, Inc.	33,100	346,897
Hokuriku Electric Industry Co., Ltd.	2,800	31,038
Hokuriku Electric Power Co. (a)	47,000	342,192
Hokuriku Electrical Construction Co., Ltd.	3,000	29,133
Hokuriku Gas Co., Ltd.	1,000	28,548
Hokuto Corp.	7,100	129,093
Honda Tsushin Kogyo Co., Ltd.	6,100	31,091
Honeys Holdings Co., Ltd.	6,930	113,856
Honma Golf, Ltd.	27,000	18,957
Hoosiers Holdings Co., Ltd.	8,000	52,539
Hosiden Corp.	20,000	252,357
Hosokawa Micron Corp.	2,200	94,159
Hotland Co., Ltd. (c)	3,200	37,942
House Do Co., Ltd.	600	8,238

Japan—(Continued)
Howa Machinery, Ltd.	5,700	44,253
HUB Co., Ltd.	1,200	11,480
Hyakugo Bank, Ltd. (The)	88,000	278,896
Hyakujushi Bank, Ltd. (The)	9,800	193,546
I K K, Inc.	3,100	20,998
I’rom Group Co., Ltd.	2,700	37,390
I-Net Corp.	3,520	48,829
I-O Data Device, Inc.	1,200	11,795
IBJ, Inc.	4,900	55,730
Ichibanya Co., Ltd. (c)	3,800	201,092
Ichigo, Inc.	43,100	181,433
Ichiken Co., Ltd.	2,400	39,641
Ichikoh Industries, Ltd.	9,000	62,653
Ichimasa Kamaboko Co., Ltd.	1,100	10,264
ICHINEN HOLDINGS Co., Ltd.	7,400	109,330
Ichiyoshi Securities Co., Ltd.	12,600	73,984
Icom, Inc.	3,800	94,575
ID Holdings Corp.	2,600	36,238
Idec Corp.	7,500	154,820
IDOM, Inc.	20,400	117,426
Ihara Science Corp.	1,800	24,462
Iino Kaiun Kaisha, Ltd.	32,200	109,125
IJT Technology Holdings Co., Ltd.	9,000	63,052
Ikegami Tsushinki Co., Ltd.	2,600	25,798
Imagica Group, Inc.	4,500	25,075
Imasen Electric Industrial	7,200	64,264
Imuraya Group Co., Ltd.	2,900	51,077
Inaba Denki Sangyo Co., Ltd.	16,200	411,181
Inaba Seisakusho Co., Ltd.	2,100	27,653
Inabata & Co., Ltd.	17,700	264,195
Inageya Co., Ltd.	6,100	83,546
Ines Corp.	9,500	118,541
Infocom Corp.	7,500	183,994
Infomart Corp.	25,200	228,131
Information Services International-Dentsu, Ltd.	3,700	147,014
Innotech Corp.	6,600	67,866
Insource Co., Ltd.	1,250	40,441
Intage Holdings, Inc.	11,600	99,205
Intelligent Wave, Inc.	3,400	25,101
Inter Action Corp.	1,700	49,411
Internet Initiative Japan, Inc.	9,800	263,803
Inui Global Logistics Co., Ltd.	5,355	58,400
IR Japan Holdings, Ltd.	1,400	62,133
Iriso Electronics Co., Ltd.	5,500	244,002
Ise Chemicals Corp.	1,000	32,544
Iseki & Co., Ltd.	7,400	112,535
Ishihara Sangyo Kaisha, Ltd.	12,200	115,998
Ishii Iron Works Co., Ltd.	900	21,029
Ishizuka Glass Co., Ltd.	500	11,851
Isolite Insulating Products Co., Ltd.	2,900	18,058
Istyle, Inc. (a)	9,800	58,885
Itfor, Inc.	9,100	76,152
Itochu Enex Co., Ltd.	19,400	163,350
Itochu-Shokuhin Co., Ltd.	2,400	115,074
Itoham Yonekyu Holdings, Inc.	20,900	134,594
Itoki Corp.	15,600	76,448
Itokuro, Inc. (a)	1,900	24,735

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
IwaiCosmo Holdings, Inc.	7,900	$94,228
Iwaki & Co., Ltd.	9,000	38,101
Iwaki Co., Ltd.	1,300	14,758
Iwasaki Electric Co., Ltd.	2,500	33,815
Iwatani Corp.	10,300	350,207
Iwatsuka Confectionery Co., Ltd.	500	19,262
Iyo Bank, Ltd. (The)	27,100	152,895
J Trust Co., Ltd. (c)	14,700	57,937
J-Oil Mills, Inc.	4,000	158,304
JAC Recruitment Co., Ltd.	3,300	58,829
Jaccs Co., Ltd.	3,900	99,690
Jafco Co., Ltd.	9,300	364,337
Jalux, Inc.	2,400	54,708
Jamco Corp. (c)	3,400	45,185
Janome Sewing Machine Co., Ltd.	7,099	27,091
Japan Asia Investment Co., Ltd. (a)	4,900	12,770
Japan Asset Marketing Co., Ltd. (a)	29,300	23,462
Japan Aviation Electronics Industry, Ltd.	12,000	241,745
Japan Best Rescue System Co., Ltd.	4,700	48,682
Japan Cash Machine Co., Ltd. (c)	2,100	17,367
Japan Display, Inc. (a) (c)	81,900	60,073
Japan Electronic Materials Corp.	2,400	22,772
Japan Elevator Service Holdings Co., Ltd.	3,400	85,706
Japan Foundation Engineering Co., Ltd.	10,200	38,104
Japan Investment Adviser Co., Ltd. (c)	3,200	44,451
Japan Lifeline Co., Ltd.	15,500	212,141
Japan Material Co., Ltd.	12,900	214,324
Japan Meat Co., Ltd.	2,000	41,655
Japan Medical Dynamic Marketing, Inc.	5,200	111,474
Japan Oil Transportation Co., Ltd.	700	18,767
Japan Petroleum Exploration Co., Ltd.	10,200	276,692
Japan Property Management Center Co., Ltd.	4,100	48,162
Japan Pulp & Paper Co., Ltd.	3,700	141,821
Japan Securities Finance Co., Ltd.	18,400	87,718
Japan Steel Works, Ltd. (The)	13,000	254,013
Japan Transcity Corp.	12,000	60,235
Japan Wool Textile Co., Ltd. (The)	19,700	202,906
Jastec Co., Ltd.	5,100	52,183
JBCC Holdings, Inc.	5,300	90,799
JCU Corp.	6,400	190,186
Jeol, Ltd.	11,000	332,615
JFLA Holdings, Inc.	3,100	11,691
JIG-SAW, Inc. (a)	900	37,000
Jimoto Holdings, Inc.	67,900	71,213
JINS Holdings, Inc.	4,200	283,712
JK Holdings Co., Ltd.	5,600	32,736
JMS Co., Ltd.	7,500	56,687
Joban Kosan Co., Ltd.	1,700	26,098
Joshin Denki Co., Ltd.	7,000	166,551
Joyful Honda Co., Ltd.	4,900	62,416
JP-Holdings, Inc.	17,900	51,560
JSP Corp.	5,100	91,678
Juki Corp. (c)	11,200	89,820
Juroku Bank, Ltd. (The)	12,200	285,955
JVC Kenwood Corp.	53,300	133,279
K&O Energy Group, Inc.	5,400	80,569
Kadokawa Dwango (a)	12,508	240,023

Japan—(Continued)
Kadoya Sesame Mills, Inc.	800	28,085
Kaga Electronics Co., Ltd.	7,200	165,002
Kakiyasu Honten Co., Ltd.	3,000	84,358
Kamakura Shinsho, Ltd.	2,400	38,085
Kameda Seika Co., Ltd.	3,800	173,692
Kamei Corp.	8,700	106,441
Kanaden Corp.	7,200	89,961
Kanagawa Chuo Kotsu Co., Ltd.	2,400	89,666
Kanamic Network Co., Ltd.	4,200	30,347
Kanamoto Co., Ltd.	8,800	226,578
Kandenko Co., Ltd.	13,800	132,074
Kaneka Corp.	2,200	70,344
Kaneko Seeds Co., Ltd.	900	12,088
Kanematsu Corp.	29,800	400,191
Kanematsu Electronics, Ltd.	3,500	116,962
Kanemi Co., Ltd.	100	2,828
Kansai Super Market, Ltd.	3,400	32,674
Kanto Denka Kogyo Co., Ltd.	15,000	139,788
Kappa Create Co., Ltd.	7,100	98,439
Kasai Kogyo Co., Ltd.	8,600	67,359
Katakura & Co-op Agri Corp.	1,600	17,754
Katakura Industries Co., Ltd.	9,500	118,334
Kato Sangyo Co., Ltd.	7,100	233,106
Kato Works Co., Ltd.	3,800	57,003
Kawada Technologies, Inc.	1,500	92,093
Kawai Musical Instruments Manufacturing Co., Ltd.	1,600	57,446
Kawasaki Kinkai Kisen Kaisha, Ltd.	700	21,260
Kawasaki Kisen Kaisha, Ltd. (a)	8,900	150,130
Kawasumi Laboratories, Inc.	4,900	43,069
KeePer Technical Laboratory Co., Ltd.	1,500	19,219
Keihanshin Building Co., Ltd.	14,500	189,971
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	28,805
Keihin Corp.	15,600	365,997
Keiyo Bank, Ltd. (The)	44,500	256,246
Keiyo Co., Ltd.	14,400	75,719
Kenedix, Inc.	63,300	329,480
Kenko Mayonnaise Co., Ltd.	4,100	92,422
KEY Coffee, Inc.	900	19,124
KFC Holdings Japan, Ltd.	4,000	116,729
KH Neochem Co., Ltd.	8,800	187,492
Ki-Star Real Estate Co., Ltd.	1,300	25,533
Kimoto Co., Ltd.	14,900	23,750
Kimura Chemical Plants Co., Ltd.	3,300	21,086
King Jim Co., Ltd.	5,800	46,431
Kinki Sharyo Co., Ltd. (The) (a)	1,200	16,870
Kintetsu Department Store Co., Ltd.	1,900	67,316
Kintetsu World Express, Inc.	10,800	187,446
Kirindo Holdings Co., Ltd.	2,500	49,132
Kissei Pharmaceutical Co., Ltd.	8,100	229,882
Kita-Nippon Bank, Ltd. (The)	2,900	60,004
Kitagawa Iron Works Co., Ltd.	3,100	68,261
Kitano Construction Corp.	1,400	33,358
Kitanotatsujin Corp.	7,600	50,858
Kito Corp.	5,900	92,586
Kitz Corp.	31,200	219,767
Kiyo Bank, Ltd. (The)	25,000	377,859
KLab, Inc. (a) (c)	10,600	79,413

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
KNT-CT Holdings Co., Ltd. (a)	800	$10,811
Koa Corp.	10,200	126,652
Koatsu Gas Kogyo Co., Ltd.	11,100	89,876
Kobe Electric Railway Co., Ltd. (a)	1,400	51,117
Kobe Steel, Ltd.	33,500	179,518
Kobelco Eco-Solutions Co., Ltd.	1,200	21,143
Kohnan Shoji Co., Ltd.	10,400	244,194
Kohsoku Corp.	4,000	47,902
Koike Sanso Kogyo Co., Ltd.	700	15,596
Kojima Co., Ltd.	12,000	57,776
Kokusai Co., Ltd.	3,400	23,770
Kokuyo Co., Ltd.	18,000	268,505
KOMAIHALTEC, Inc.	1,800	31,509
Komatsu Seiren Co., Ltd.	10,200	76,025
Komatsu Wall Industry Co., Ltd.	2,700	56,588
KOMEDA Holdings Co., Ltd.	12,400	241,713
Komehyo Co., Ltd.	1,300	13,758
Komeri Co., Ltd.	12,300	263,903
Komori Corp.	18,900	195,665
Konaka Co., Ltd.	7,300	28,542
Kondotec, Inc.	7,900	82,393
Konishi Co., Ltd.	9,900	139,682
Konoike Transport Co., Ltd.	5,400	82,292
Kosaido Co., Ltd. (a)	3,700	27,784
Koshidaka Holdings Co., Ltd.	11,600	175,694
Kotobuki Spirits Co., Ltd.	1,600	118,335
Kourakuen Holdings Corp. (c)	3,800	72,302
Kozo Keikaku Engineering, Inc.	700	22,166
Krosaki Harima Corp.	1,900	111,443
KRS Corp.	2,200	39,045
KU Holdings Co., Ltd.	8,000	70,171
Kumagai Gumi Co., Ltd.	9,100	276,554
Kumiai Chemical Industry Co., Ltd.	19,995	182,889
Kura Sushi, Inc.	3,300	164,027
Kurabo Industries, Ltd.	7,600	176,028
Kureha Corp.	5,200	311,912
Kurimoto, Ltd.	3,500	69,505
Kushikatsu Tanaka Holdings Co.	1,100	22,806
KYB Corp. (a)	7,400	219,068
Kyoden Co., Ltd.	6,500	24,954
Kyodo Printing Co., Ltd.	3,000	81,947
Kyoei Steel, Ltd.	6,100	118,820
Kyokuto Boeki Kaisha, Ltd.	1,800	35,930
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	167,036
Kyokuto Securities Co., Ltd.	7,600	51,548
Kyokuyo Co., Ltd.	3,500	92,213
KYORIN Holdings, Inc.	15,500	269,964
Kyoritsu Maintenance Co., Ltd.	6,718	319,425
Kyoritsu Printing Co., Ltd.	6,800	10,511
Kyosan Electric Manufacturing Co., Ltd.	16,000	91,092
Kyowa Electronic Instruments Co., Ltd.	8,000	32,772
Kyowa Leather Cloth Co., Ltd.	3,300	25,256
Kyushu Financial Group, Inc.	23,000	98,932
LAC Co., Ltd.	5,900	61,132
Lacto Japan Co., Ltd.	1,400	46,055
Land Business Co., Ltd.	1,700	11,505
LEC, Inc.	8,800	107,479

Japan—(Continued)
LECIP Holdings Corp.	600	3,681
Leopalace21 Corp. (a) (c)	82,400	270,201
Life Corp.	4,400	104,481
LIFULL Co., Ltd.	17,000	86,723
Like Co., Ltd.	2,100	30,128
Linical Co., Ltd.	2,600	26,867
Link And Motivation, Inc. (c)	8,900	51,941
Lintec Corp.	8,400	186,850
Litalico, Inc. (a)	900	19,319
LIXIL VIVA Corp.	5,200	93,277
Look Holdings, Inc.	2,200	25,259
M&A Capital Partners Co., Ltd. (a)	3,600	146,630
Macnica Fuji Electronics Holdings, Inc.	14,550	251,106
Macromill, Inc.	10,400	99,631
Maeda Corp.	25,500	247,995
Maeda Kosen Co., Ltd.	5,700	113,284
Maeda Road Construction Co., Ltd.	11,700	286,279
Maezawa Kasei Industries Co., Ltd.	5,700	63,055
Maezawa Kyuso Industries Co., Ltd.	3,900	79,473
Makino Milling Machine Co., Ltd.	8,000	363,696
Mamezou Holdings Co., Ltd.	4,800	64,539
Mamiya-Op Co., Ltd.	1,900	17,694
MarkLines Co., Ltd.	3,000	54,378
Mars Engineering Corp.	3,600	67,366
Marubun Corp.	8,200	47,978
Marudai Food Co., Ltd.	7,600	159,007
Marufuji Sheet Piling Co., Ltd.	1,300	26,916
Maruha Nichiro Corp.	10,900	279,777
Maruka Corp.	900	19,238
Marumae Co., Ltd.	2,500	23,619
Marusan Securities Co., Ltd.	19,700	88,338
Maruwa Co., Ltd.	3,500	270,761
Maruwa Unyu Kikan Co., Ltd.	2,200	48,415
Maruyama Manufacturing Co., Inc.	1,500	16,812
Maruzen CHI Holdings Co., Ltd.	11,900	40,390
Maruzen Co. Ltd/Taito ward	900	17,709
Maruzen Showa Unyu Co., Ltd.	4,600	134,586
Marvelous, Inc.	9,500	63,328
Matching Service Japan Co., Ltd.	1,200	16,511
Matsuda Sangyo Co., Ltd.	5,900	87,305
Matsui Construction Co., Ltd.	7,800	57,939
Matsuya Co., Ltd.	1,800	14,416
Matsuya Foods Co., Ltd.	2,500	103,953
Max Co., Ltd.	8,400	168,136
Maxvalu Tokai Co., Ltd.	3,500	75,301
MCJ Co., Ltd.	19,900	152,796
MEC Co., Ltd.	5,800	80,448
Media Do Holdings Co., Ltd.	1,700	64,831
Medical Data Vision Co., Ltd. (a) (c)	5,700	46,019
Medical System Network Co., Ltd.	5,300	26,182
Medius Holdings Co., Ltd.	1,800	13,851
MedPeer, Inc. (a)	3,200	53,307
Megachips Corp.	4,800	82,631
Megmilk Snow Brand Co., Ltd.	12,200	277,906
Meidensha Corp.	11,600	255,688
Meiji Electric Industries Co., Ltd.	1,000	15,085
Meiji Shipping Co., Ltd.	8,500	28,834

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Meiko Electronics Co., Ltd.	6,300	$142,381
Meiko Network Japan Co., Ltd.	7,200	68,147
Meisei Industrial Co., Ltd.	13,500	120,929
Meitec Corp.	7,700	432,267
Meito Sangyo Co., Ltd.	3,000	37,515
Meiwa Corp.	8,100	45,518
Meiwa Estate Co., Ltd.	5,200	30,479
Melco Holdings, Inc.	1,500	42,675
Members Co., Ltd.	1,800	37,613
Menicon Co., Ltd.	4,100	171,769
Mercuria Investment Co., Ltd.	2,100	14,575
Metaps, Inc. (a)	1,600	12,783
METAWATER Co., Ltd.	1,800	71,974
Michinoku Bank, Ltd. (The)	5,700	78,494
Micronics Japan Co., Ltd.	5,800	64,836
Mie Kotsu Group Holdings, Inc.	6,200	35,067
Mikuni Corp.	7,300	23,607
Milbon Co., Ltd.	7,320	416,818
MIMAKI ENGINEERING Co., Ltd.	4,400	20,907
Mimasu Semiconductor Industry Co., Ltd.	6,800	136,079
Ministop Co., Ltd.	5,400	72,641
Miraca Holdings, Inc.	14,400	352,463
Miraial Co., Ltd.	2,900	36,806
Mirait Holdings Corp.	24,080	364,896
Miroku Jyoho Service Co., Ltd.	5,500	166,206
Misawa Homes Co., Ltd. (a)	6,700	73,729
Mitani Corp.	6,600	380,790
Mitani Sekisan Co., Ltd.	3,700	122,165
Mito Securities Co., Ltd.	24,000	48,608
Mitsuba Corp.	12,300	83,447
Mitsubishi Logisnext Co., Ltd.	8,400	106,166
Mitsubishi Paper Mills, Ltd.	12,000	53,859
Mitsubishi Pencil Co., Ltd.	6,200	92,730
Mitsubishi Research Institute, Inc.	2,000	78,960
Mitsubishi Shokuhin Co., Ltd.	4,800	135,718
Mitsubishi Steel Manufacturing Co., Ltd.	5,900	58,135
Mitsuboshi Belting, Ltd.	8,500	162,752
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	30,000	242,680
Mitsui High-Tec, Inc.	9,500	149,975
Mitsui Matsushima Co., Ltd.	5,200	58,007
Mitsui Mining & Smelting Co., Ltd.	12,700	337,191
Mitsui Sugar Co., Ltd.	6,100	127,145
Mitsui-Soko Holdings Co., Ltd.	7,400	139,024
Mitsumura Printing Co., Ltd.	500	8,139
Mitsuuroko Group Holdings Co., Ltd.	12,900	152,495
Mixi, Inc.	11,700	221,891
Miyaji Engineering Group, Inc.	1,800	33,240
Miyazaki Bank, Ltd. (The)	6,000	149,501
Miyoshi Oil & Fat Co., Ltd.	2,800	32,585
Mizuho Leasing Co., Ltd.	7,200	224,867
Mizuho Medy Co., Ltd.	500	12,873
Mizuno Corp.	6,600	166,528
Mochida Pharmaceutical Co., Ltd.	700	28,142
Modec, Inc.	6,100	149,597
Monex Group, Inc.	65,600	160,384
Money Partners Group Co., Ltd.	7,100	15,842
Monogatari Corp. (The) (c)	1,700	131,902

Japan—(Continued)
MORESCO Corp.	2,500	33,635
Morinaga Milk Industry Co., Ltd.	8,800	358,731
Morita Holdings Corp.	11,200	185,845
Morozoff, Ltd.	900	42,530
Mory Industries, Inc.	2,800	67,662
Moshi Moshi Hotline, Inc.	11,500	145,727
Mr. Max Holdings, Ltd.	10,500	47,376
MTI, Ltd.	9,200	59,990
Mugen Estate Co., Ltd.	400	2,908
Murakami Corp.	3,000	78,145
Musashi Seimitsu Industry Co., Ltd.	15,800	216,145
Musashino Bank, Ltd. (The)	11,200	192,087
Mutoh Holdings Co., Ltd.	900	14,290
N Field Co., Ltd.	3,200	19,659
NAC Co., Ltd.	3,600	33,481
Nachi-Fujikoshi Corp.	6,000	261,921
Nafco Co., Ltd.	1,400	18,887
Nagano Bank, Ltd. (The)	3,500	53,145
Nagano Keiki Co., Ltd.	4,200	35,273
Nagase & Co., Ltd.	13,500	200,275
Nagatanien Holdings Co., Ltd.	4,000	80,416
Nagawa Co., Ltd.	2,000	149,546
Naigai Trans Line, Ltd.	2,100	27,821
Nakabayashi Co., Ltd.	5,500	31,304
Nakamuraya Co., Ltd.	1,600	64,199
Nakanishi, Inc.	8,000	152,321
Nakano Corp.	4,000	17,300
Nakayama Steel Works, Ltd.	6,300	31,436
Nakayamafuku Co., Ltd.	2,000	10,032
Namura Shipbuilding Co., Ltd.	18,956	46,356
Nanto Bank, Ltd. (The)	9,200	233,248
Narasaki Sangyo Co., Ltd.	800	14,538
Natori Co., Ltd.	2,600	40,217
NEC Capital Solutions, Ltd.	3,800	86,992
NEC Networks & System Integration Corp.	7,000	248,889
Neos Corp. (c)	2,900	21,625
Neturen Co., Ltd.	9,800	80,102
New Art Holdings Co., Ltd.	1,235	9,859
New Japan Chemical Co., Ltd. (a)	9,900	18,635
Nextage Co., Ltd.	9,800	115,440
Nexyz Group Corp.	2,500	41,000
NF Corp.	1,600	47,115
NHK Spring Co., Ltd.	6,400	57,884
Nice Holdings, Inc. (a)	3,100	36,875
Nichi-iko Pharmaceutical Co., Ltd.	13,200	163,981
Nichia Steel Works, Ltd.	13,000	41,007
Nichias Corp.	16,500	417,419
Nichiban Co., Ltd.	4,000	67,975
Nichicon Corp.	20,100	209,146
Nichiden Corp.	5,200	99,002
Nichiha Corp.	9,000	219,963
NichiiGakkan Co., Ltd.	11,800	178,541
Nichimo Co., Ltd.	1,600	29,846
Nichireki Co., Ltd.	9,000	112,319
Nichirin Co., Ltd.	1,400	24,992
Nihon Chouzai Co., Ltd.	1,660	58,272
Nihon Dempa Kogyo Co., Ltd. (a)	7,600	36,566

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nihon Flush Co., Ltd.	3,000	$81,849
Nihon House Holdings Co., Ltd.	15,000	68,285
Nihon Kagaku Sangyo Co., Ltd.	3,000	28,473
Nihon Nohyaku Co., Ltd.	14,000	74,280
Nihon Parkerizing Co., Ltd.	24,500	261,132
Nihon Plast Co., Ltd.	4,500	29,810
Nihon Tokushu Toryo Co., Ltd.	2,900	39,932
Nihon Yamamura Glass Co., Ltd.	3,800	45,729
Nikkato Corp.	1,700	11,996
Nikkiso Co., Ltd.	18,300	239,952
Nikko Co., Ltd.	9,000	68,333
Nikkon Holdings Co., Ltd.	16,100	401,816
Nippon Air Conditioning Services Co., Ltd.	9,600	74,997
Nippon Aqua Co., Ltd.	3,000	17,249
Nippon Beet Sugar Manufacturing Co., Ltd.	4,500	83,875
Nippon Carbide Industries Co., Inc.	2,300	31,437
Nippon Carbon Co., Ltd. (c)	3,000	112,260
Nippon Chemi-Con Corp.	5,900	113,710
Nippon Chemical Industrial Co., Ltd.	3,000	87,331
Nippon Chemiphar Co., Ltd.	800	21,370
Nippon Coke & Engineering Co., Ltd.	71,000	52,742
Nippon Commercial Development Co., Ltd.	2,500	38,324
Nippon Computer Dynamics Co., Ltd.	1,700	12,869
Nippon Concept Corp.	1,500	20,138
Nippon Concrete Industries Co., Ltd.	14,000	36,570
Nippon Denko Co., Ltd. (a)	43,865	69,558
Nippon Densetsu Kogyo Co., Ltd.	12,500	257,444
Nippon Electric Glass Co., Ltd.	1,300	28,796
Nippon Felt Co., Ltd.	8,600	39,095
Nippon Filcon Co., Ltd.	5,200	25,183
Nippon Fine Chemical Co., Ltd.	4,300	50,689
Nippon Flour Mills Co., Ltd.	21,700	335,375
Nippon Gas Co., Ltd.	10,100	323,240
Nippon Hume Corp.	8,200	64,510
Nippon Kanzai Co., Ltd.	4,800	86,853
Nippon Kayaku Co., Ltd.	7,900	97,514
Nippon Kinzoku Co., Ltd.	1,900	16,276
Nippon Kodoshi Corp.	1,600	22,313
Nippon Koei Co., Ltd.	5,000	170,083
Nippon Koshuha Steel Co., Ltd.	3,100	12,049
Nippon Light Metal Holdings Co., Ltd.	198,000	425,531
Nippon Paper Industries Co., Ltd.	5,200	87,769
Nippon Parking Development Co., Ltd.	65,100	92,747
Nippon Pillar Packing Co., Ltd.	6,500	89,808
Nippon Piston Ring Co., Ltd.	3,200	46,967
Nippon Rietec Co., Ltd.	5,800	71,199
Nippon Road Co., Ltd. (The)	2,700	168,807
Nippon Seiki Co., Ltd.	15,000	245,213
Nippon Seisen Co., Ltd.	1,200	36,393
Nippon Sharyo, Ltd. (a)	2,600	77,485
Nippon Sheet Glass Co., Ltd.	33,000	208,145
Nippon Signal Co., Ltd.	18,700	249,400
Nippon Soda Co., Ltd.	9,200	247,825
Nippon Steel Trading Corp.	5,196	251,252
Nippon Suisan Kaisha, Ltd.	57,000	340,825
Nippon Systemware Co., Ltd.	1,900	45,029
Nippon Thompson Co., Ltd.	23,200	109,435

Japan—(Continued)
Nippon Yakin Kogyo Co., Ltd.	5,400	114,690
Nipro Corp.	24,600	296,084
Nishi-Nippon Financial Holdings, Inc.	29,200	227,342
Nishi-Nippon Railroad Co., Ltd.	15,300	352,243
Nishikawa Rubber Co., Ltd.	1,200	20,729
Nishimatsu Construction Co., Ltd.	19,400	436,723
Nishimatsuya Chain Co., Ltd.	11,800	101,242
Nishimoto Co., Ltd.	1,400	45,872
Nishio Rent All Co., Ltd.	4,400	124,995
Nissan Shatai Co., Ltd.	6,400	60,968
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	28,804
Nissei ASB Machine Co., Ltd.	2,800	121,531
Nissei Corp.	3,700	42,263
Nissei Plastic Industrial Co., Ltd.	6,000	55,120
Nissha Co., Ltd.	7,200	73,507
Nisshin Fudosan Co.	12,300	62,132
Nisshin Oillio Group, Ltd. (The)	10,200	352,364
Nisshinbo Holdings, Inc.	41,320	392,626
Nissin Corp.	6,000	103,859
Nissin Electric Co., Ltd.	14,800	183,158
Nissin Kogyo Co., Ltd.	15,200	309,773
Nissin Sugar Co., Ltd.	1,800	33,137
Nissui Pharmaceutical Co., Ltd.	5,100	60,778
Nitta Corp.	6,800	201,121
Nitta Gelatin, Inc.	4,500	28,730
Nittan Valve Co., Ltd.	6,300	15,589
Nittetsu Mining Co., Ltd.	2,200	101,418
Nitto Boseki Co., Ltd.	7,900	334,738
Nitto Fuji Flour Milling Co., Ltd.	400	23,209
Nitto Kogyo Corp.	9,000	208,397
Nitto Kohki Co., Ltd.	4,100	87,785
Nitto Seiko Co., Ltd.	12,500	73,197
Nittoc Construction Co., Ltd.	9,250	72,318
NJS Co., Ltd.	3,300	54,958
Noevir Holdings Co., Ltd.	3,200	172,268
Nohmi Bosai, Ltd.	7,000	156,725
Nojima Corp.	7,700	161,346
Nomura Co., Ltd.	23,700	313,902
Noritake Co., Ltd.	4,200	179,453
Noritsu Koki Co., Ltd.	5,200	72,220
Noritz Corp.	11,400	152,700
North Pacific Bank, Ltd.	122,400	272,755
NS Tool Co., Ltd.	1,900	46,816
NS United Kaiun Kaisha, Ltd.	4,100	84,093
NSD Co., Ltd.	21,340	352,484
NTN Corp.	88,500	276,593
Nuflare Technology, Inc.	800	87,300
OAK Capital Corp.	15,500	18,390
Oat Agrio Co., Ltd.	200	3,021
Obara Group, Inc.	3,500	117,839
Odelic Co., Ltd.	1,000	40,213
Oenon Holdings, Inc.	21,000	76,717
Ogaki Kyoritsu Bank, Ltd. (The)	12,500	271,626
Ohara, Inc. (c)	600	8,099
Ohashi Technica, Inc.	4,600	63,256
Ohba Co., Ltd.	4,600	37,283
Ohsho Food Service Corp.	3,600	214,477

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
OIE Sangyo Co., Ltd.	800	$10,781
Oiles Corp.	8,000	121,444
Oisix ra daichi, Inc. (a) (c)	2,100	23,413
Oita Bank, Ltd. (The)	5,700	145,027
Okabe Co., Ltd.	14,000	117,867
Okada Aiyon Corp.	1,900	23,153
Okamoto Industries, Inc.	3,200	118,435
Okamoto Machine Tool Works, Ltd.	1,400	39,382
Okamura Corp.	21,800	221,347
Okasan Securities Group, Inc.	29,000	103,808
Okaya Electric Industries Co., Ltd. (a)	5,800	20,503
Oki Electric Industry Co., Ltd.	22,700	314,724
Okinawa Cellular Telephone Co.	4,400	172,431
Okinawa Electric Power Co., Inc. (The)	16,883	317,608
OKK Corp.	3,100	18,969
OKUMA Corp.	5,100	267,918
Okumura Corp.	11,400	313,069
Okura Industrial Co., Ltd.	3,000	55,043
Okuwa Co., Ltd.	10,000	133,758
Olympic Group Corp.	4,900	29,405
ONO Sokki Co., Ltd.	4,200	21,118
Onoken Co., Ltd.	6,500	84,391
Onward Holdings Co., Ltd.	47,200	283,203
Ootoya Holdings Co., Ltd.	600	13,132
Open Door, Inc. (a)	2,700	38,888
Optex Group Co., Ltd.	9,400	142,628
Organo Corp.	2,800	172,826
Origin Co., Ltd.	3,400	47,305
Oro Co., Ltd.	1,200	42,251
Osaka Organic Chemical Industry, Ltd.	5,900	86,170
Osaka Soda Co., Ltd.	5,000	143,653
Osaka Steel Co., Ltd.	5,900	80,138
OSAKA Titanium Technologies Co., Ltd. (c)	5,500	77,835
Osaki Electric Co., Ltd.	11,000	69,201
OSG Corp.	11,100	211,358
OSJB Holdings Corp.	29,700	73,857
OUG Holdings, Inc.	700	17,449
Outsourcing, Inc.	32,100	339,808
Oyo Corp.	7,400	103,203
Ozu Corp.	600	9,819
Pacific Industrial Co., Ltd.	16,700	227,194
Pacific Metals Co., Ltd.	6,100	142,114
Pack Corp. (The)	4,600	166,827
Pal Group Holdings Co., Ltd.	3,800	132,586
PAPYLESS Co., Ltd.	700	13,376
Paraca, Inc.	300	5,827
Paramount Bed Holdings Co., Ltd.	6,000	249,571
Parco Co., Ltd.	8,100	137,240
Paris Miki Holdings, Inc.	10,600	30,543
Pasona Group, Inc.	6,200	90,886
PC Depot Corp.	4,600	23,327
PCI Holdings, Inc.	900	18,352
Pegasus Sewing Machine Manufacturing Co., Ltd.	1,300	5,994
Penta-Ocean Construction Co., Ltd.	75,700	467,347
Pepper Food Service Co., Ltd. (c)	2,700	31,177
Phil Co., Inc. (a)	500	20,659
PIA Corp.	1,400	61,636

Japan—(Continued)
Pickles Corp.	1,300	31,877
Pilot Corp.	4,100	164,851
Piolax, Inc.	10,500	202,534
Plenus Co., Ltd.	7,100	127,423
Poletowin Pitcrew Holdings, Inc.	7,900	70,184
Press Kogyo Co., Ltd.	37,000	147,027
Pressance Corp.	10,400	128,040
Prestige International, Inc.	29,600	267,444
Prima Meat Packers, Ltd.	9,600	222,688
Pro-Ship, Inc.	2,300	30,932
Pronexus, Inc.	6,700	78,558
Proto Corp.	8,800	97,313
PS Mitsubishi Construction Co., Ltd.	8,800	59,026
Punch Industry Co., Ltd.	2,700	12,321
Qol Co., Ltd.	5,900	82,286
Quick Co., Ltd.	4,000	60,782
Raccoon Co., Ltd.	6,000	45,883
Raito Kogyo Co., Ltd.	16,100	232,577
Raiznext Corp.	16,100	196,074
Rakus Co., Ltd.	5,800	106,742
Rasa Industries, Ltd.	2,600	37,636
Raysum Co., Ltd.	5,300	52,164
RECOMM Co., Ltd.	14,500	16,946
Renaissance, Inc.	3,400	54,482
Rengo Co., Ltd.	20,700	157,641
RENOVA, Inc. (a)	4,800	51,664
Renown, Inc. (a)	29,200	29,789
Resorttrust, Inc.	19,300	327,516
Restar Holdings Corp.	6,900	127,576
Retail Partners Co., Ltd.	1,300	10,704
Rheon Automatic Machinery Co., Ltd.	5,000	71,813
Rhythm Watch Co., Ltd.	2,500	21,970
Riberesute Corp.	4,300	34,548
Ricoh Leasing Co., Ltd.	5,600	211,202
Ride On Express Holdings Co., Ltd.	1,700	33,422
Right On Co., Ltd.	5,900	32,515
Riken Corp.	3,500	133,273
Riken Keiki Co., Ltd.	6,000	129,350
Riken Technos Corp.	15,000	73,465
Riken Vitamin Co., Ltd.	2,700	103,353
Ringer Hut Co., Ltd.	6,000	138,703
Rion Co., Ltd.	2,200	63,967
Riso Kagaku Corp.	7,158	125,946
Riso Kyoiku Co., Ltd.	34,770	122,948
Rock Field Co., Ltd.	6,600	92,856
Rokko Butter Co., Ltd.	3,600	56,657
Roland DG Corp. (c)	3,600	72,178
Rorze Corp.	1,900	75,727
Round One Corp.	22,000	214,254
Royal Holdings Co., Ltd. (c)	8,300	187,652
Rozetta Corp. (a)	1,400	50,815
RS Technologies Co., Ltd.	1,500	52,706
Ryobi, Ltd.	9,400	166,868
Ryoden Corp.	4,500	68,124
Ryosan Co., Ltd.	10,400	267,127
Ryoyo Electro Corp.	7,800	144,554
S Foods, Inc.	4,500	117,384

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
S&B Foods, Inc.	1,500	$58,459
S-Pool, Inc.	6,000	46,520
Sac’s Bar Holdings, Inc.	6,850	57,668
Sagami Rubber Industries Co., Ltd.	1,800	31,908
Saibu Gas Co., Ltd.	12,200	283,046
Saizeriya Co., Ltd.	9,200	224,498
Sakai Chemical Industry Co., Ltd.	6,000	136,654
Sakai Heavy Industries, Ltd.	1,400	38,966
Sakai Moving Service Co., Ltd.	2,800	178,392
Sakai Ovex Co., Ltd.	1,600	27,449
Sakata INX Corp.	11,800	127,455
Sakura Internet, Inc.	4,400	29,794
Sala Corp.	15,800	92,276
SAMTY Co., Ltd.	6,800	139,861
San Holdings, Inc.	2,800	35,626
San ju San Financial Group, Inc.	7,870	124,537
San-A Co., Ltd.	5,700	253,549
San-Ai Oil Co., Ltd.	20,000	216,918
San-In Godo Bank, Ltd. (The)	59,000	359,714
Sanden Holdings Corp. (a)	8,400	64,889
Sanei Architecture Planning Co., Ltd.	3,500	52,754
Sangetsu Corp.	11,300	213,344
Sanix, Inc. (a) (c)	7,800	26,366
Sanken Electric Co., Ltd.	7,400	228,075
Sanki Engineering Co., Ltd.	17,900	252,144
Sanko Metal Industrial Co., Ltd.	1,000	24,207
Sankyo Frontier Co., Ltd.	1,000	38,320
Sankyo Seiko Co., Ltd.	13,400	73,401
Sankyo Tateyama, Inc.	9,600	107,508
Sanoh Industrial Co., Ltd. (c)	10,100	116,013
Sansei Technologies, Inc.	800	6,643
Sansha Electric Manufacturing Co., Ltd.	2,700	19,456
Sanshin Electronics Co., Ltd.	5,000	81,697
Sanyo Chemical Industries, Ltd.	4,200	207,277
Sanyo Denki Co., Ltd.	1,800	88,764
Sanyo Electric Railway Co., Ltd.	4,800	96,398
Sanyo Housing Nagoya Co., Ltd.	3,000	28,143
Sanyo Industries, Ltd.	1,300	24,184
Sanyo Shokai, Ltd.	5,100	64,908
Sanyo Special Steel Co., Ltd.	8,600	125,156
Sanyo Trading Co., Ltd.	1,300	31,466
Sapporo Holdings, Ltd.	15,600	367,769
Sata Construction Co., Ltd.	2,600	11,569
Sato Holdings Corp.	6,900	216,073
Sato Restaurant Systems Co., Ltd.	6,700	64,115
Sato Shoji Corp.	6,500	61,390
Satori Electric Co., Ltd.	5,500	48,380
Sawada Holdings Co., Ltd.	10,300	87,505
Saxa Holdings, Inc.	2,400	43,055
SB Technology, Corp.	3,200	59,116
SBS Holdings, Inc.	6,900	119,633
Scala, Inc.	5,700	40,844
Scroll Corp.	13,100	46,788
SEC Carbon, Ltd.	200	17,394
Secom Joshinetsu Co., Ltd.	945	35,000
Seed Co., Ltd.	1,700	17,465
Seika Corp.	4,200	51,735

Japan—(Continued)
Seikagaku Corp.	8,500	95,515
Seikitokyu Kogyo Co., Ltd.	12,500	104,039
Seiko Holdings Corp. (c)	8,800	234,740
Seiko PMC Corp.	1,500	13,760
Seiren Co., Ltd.	18,300	262,606
Sekisui Jushi Corp.	10,200	215,184
Sekisui Plastics Co., Ltd.	10,300	77,919
Senko Group Holdings Co., Ltd.	31,000	263,933
Senshu Electric Co., Ltd.	2,400	75,298
Senshu Ikeda Holdings, Inc.	84,000	159,602
Senshukai Co., Ltd. (c)	11,000	53,110
Seria Co., Ltd.	5,900	160,949
SFP Holdings Co., Ltd.	1,500	32,878
Shibaura Electronics Co., Ltd.	2,800	82,180
Shibaura Mechatronics Corp.	900	32,798
Shibusawa Warehouse Co., Ltd. (The)	4,200	91,011
Shibuya Corp.	4,800	133,785
Shidax Corp. (a)	9,600	24,204
SHIFT, Inc. (a)	900	65,803
Shiga Bank, Ltd. (The)	17,800	451,168
Shikibo, Ltd.	4,700	43,463
Shikoku Bank, Ltd. (The)	14,000	132,899
Shikoku Chemicals Corp.	13,000	163,311
Shima Seiki Manufacturing, Ltd.	7,100	164,908
Shimachu Co., Ltd.	19,200	523,075
Shimane Bank, Ltd. (The)	2,500	15,130
Shimizu Bank, Ltd. (The)	3,400	67,710
Shimojima Co., Ltd.	6,300	68,641
Shin Nippon Air Technologies Co., Ltd.	4,600	91,540
Shin Nippon Biomedical Laboratories, Ltd.	5,300	30,683
Shin-Etsu Polymer Co., Ltd.	16,900	171,381
Shin-Keisei Electric Railway Co., Ltd.	2,900	63,522
Shinagawa Refractories Co., Ltd.	2,000	64,665
Shindengen Electric Manufacturing Co., Ltd.	2,800	97,463
Shinki Bus Co., Ltd.	900	33,094
Shinko Electric Industries Co., Ltd.	27,600	327,008
Shinko Shoji Co., Ltd.	15,400	124,681
Shinmaywa Industries, Ltd.	29,300	398,643
Shinnihon Corp.	10,200	87,756
Shinoken Group Co., Ltd. (c)	7,100	84,229
Shinsho Corp.	1,400	36,132
Shinwa Co., Ltd.	3,900	85,111
Shizuki Electric Co., Inc.	8,000	47,009
Shizuoka Gas Co., Ltd.	21,300	184,638
Shobunsha Publications, Inc. (a)	4,800	17,844
Shoei Co., Ltd.	3,400	161,176
Shoei Foods Corp.	3,400	127,011
Shofu, Inc.	3,900	64,232
Shoko Co., Ltd. (a)	1,900	12,797
Showa Aircraft Industry Co., Ltd.	3,000	73,748
Showa Corp.	17,600	366,998
Showa Sangyo Co., Ltd.	6,600	188,537
SIGMAXYZ, Inc.	3,300	62,613
Siix Corp.	9,600	132,817
Sinanen Holdings Co., Ltd.	2,900	53,882
Sinfonia Technology Co., Ltd.	8,400	105,550
Sinko Industries, Ltd.	6,400	112,120

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sintokogio, Ltd.	16,800	$162,162
SK-Electronics Co., Ltd.	1,500	27,227
SKY Perfect JSAT Holdings, Inc.	38,100	168,795
SMK Corp.	2,300	62,241
SMS Co., Ltd.	11,400	315,352
Snow Peak, Inc.	2,200	21,873
SNT Corp.	15,600	63,706
Soda Nikka Co., Ltd.	7,000	41,274
Sodick Co., Ltd.	16,800	148,600
Soft99 Corp.	5,100	48,986
Softbrain Co., Ltd. (c)	7,400	42,387
Softcreate Holdings Corp.	2,300	38,281
Software Service, Inc.	1,100	111,650
Sogo Medical Holdings Co., Ltd.	4,800	88,418
Soiken Holdings, Inc.	2,100	11,956
Solasto Corp.	12,800	150,236
SoldOut, Inc.	800	14,726
Soliton Systems KK	600	7,089
Sotoh Co., Ltd.	3,100	27,840
Sourcenext Corp.	11,800	51,599
Space Co., Ltd.	5,060	59,426
Space Value Holdings Co., Ltd.	9,000	44,093
Sparx Group Co., Ltd.	29,200	67,009
SPK Corp.	1,700	45,717
SRA Holdings	3,100	76,154
ST Corp.	2,600	41,148
St-Care Holding Corp.	2,300	10,264
St. Marc Holdings Co., Ltd.	5,100	108,871
Star Mica Holdings Co., Ltd.	3,000	47,995
Star Micronics Co., Ltd.	7,700	110,348
Starts Corp., Inc.	7,500	190,960
Starzen Co., Ltd.	2,500	101,268
Stella Chemifa Corp.	3,600	105,336
Step Co., Ltd.	4,100	59,343
Strike Co., Ltd.	2,200	110,477
Studio Alice Co., Ltd.	2,900	50,475
Subaru Enterprise Co., Ltd.	100	8,665
Sugimoto & Co., Ltd.	3,800	73,021
Sumida Corp.	8,600	100,841
Suminoe Textile Co., Ltd.	2,300	61,441
Sumitomo Bakelite Co., Ltd.	6,000	224,467
Sumitomo Densetsu Co., Ltd.	5,400	144,997
Sumitomo Mitsui Construction Co., Ltd.	52,060	301,349
Sumitomo Osaka Cement Co., Ltd.	9,800	427,122
Sumitomo Precision Products Co., Ltd. (a)	1,200	37,193
Sumitomo Riko Co., Ltd.	15,300	137,913
Sumitomo Seika Chemicals Co., Ltd.	3,200	104,010
Sumitomo Warehouse Co., Ltd. (The)	26,500	355,253
Sun Frontier Fudousan Co., Ltd.	8,600	102,914
Sun-Wa Technos Corp.	3,900	40,431
Suncall Corp.	8,300	43,255
Sushiro Global Holdings, Ltd.	2,500	215,361
Suzuki Co., Ltd.	1,400	10,532
SWCC Showa Holdings Co., Ltd.	7,600	103,534
System Information Co., Ltd.	2,800	26,878
System Research Co., Ltd.	1,200	19,993
Systena Corp.	20,000	326,542

Japan—(Continued)
Syuppin Co., Ltd.	6,100	69,561
T Hasegawa Co., Ltd.	8,400	163,443
T RAD Co., Ltd.	2,900	54,469
T&K Toka Co., Ltd.	8,600	79,832
T-Gaia Corp.	6,000	145,939
Tachi-S Co., Ltd.	10,300	134,629
Tachibana Eletech Co., Ltd.	5,640	95,934
Tachikawa Corp.	2,000	23,978
Tadano, Ltd. (c)	24,500	222,845
Taihei Dengyo Kaisha, Ltd.	6,000	126,799
Taiheiyo Kouhatsu, Inc.	2,100	15,743
Taiho Kogyo Co., Ltd.	6,400	51,011
Taikisha, Ltd.	9,100	322,319
Taiko Bank, Ltd. (The)	3,100	48,412
Taisei Lamick Co., Ltd.	2,200	59,666
Taiyo Holdings Co., Ltd.	5,300	214,926
Takachiho Koheki Co., Ltd.	400	4,216
Takagi Seiko Corp.	600	16,112
Takamatsu Construction Group Co., Ltd.	5,400	139,647
Takamiya Co., Ltd.	5,200	33,387
Takano Co., Ltd.	4,600	34,614
Takaoka Toko Co., Ltd.	4,365	47,758
Takara & Co., Ltd.	1,300	20,633
Takara Leben Co., Ltd.	28,600	132,674
Takara Standard Co., Ltd.	14,400	259,253
Takasago International Corp.	5,400	125,595
Takasago Thermal Engineering Co., Ltd.	15,800	282,631
Takashima & Co., Ltd.	2,500	42,842
Takashimaya Co., Ltd.	2,100	23,546
Take And Give Needs Co., Ltd.	4,010	45,735
Takeei Corp.	8,200	95,382
Takemoto Yohki Co., Ltd.	1,200	10,432
Takeuchi Manufacturing Co., Ltd.	10,000	149,610
Takihyo Co., Ltd.	2,000	34,337
Takisawa Machine Tool Co., Ltd.	2,200	27,894
Takuma Co., Ltd.	16,600	199,889
Tama Home Co., Ltd.	4,800	72,778
Tamron Co., Ltd.	6,000	138,765
Tamura Corp.	26,000	170,679
Tanseisha Co., Ltd.	11,750	141,877
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	93,958
Tayca Corp.	6,000	105,834
Tazmo Co., Ltd.	900	12,187
TBK Co., Ltd.	8,000	33,408
TDC Soft, Inc.	4,900	48,278
TechMatrix Corp.	5,100	110,092
TECHNO ASSOCIE Co., Ltd.	300	3,026
Techno Medica Co., Ltd.	2,400	45,700
Techno Ryowa, Ltd.	4,800	38,637
TechnoPro Holdings, Inc.	700	49,133
Tecnos Japan, Inc.	2,000	9,273
Teikoku Electric Manufacturing Co., Ltd.	7,300	96,671
Teikoku Sen-I Co., Ltd.	4,900	105,533
Teikoku Tsushin Kogyo Co., Ltd.	3,000	34,080
Tekken Corp.	1,400	36,088
Temairazu, Inc.	700	42,261
Tenma Corp.	6,200	114,068

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tenpos Holdings Co., Ltd.	700	$15,104
Teraoka Seisakusho Co., Ltd.	200	920
Terilogy Co., Ltd. (a)	1,600	13,195
Tigers Polymer Corp.	2,200	12,395
TKC Corp.	4,400	209,436
Toa Corp.	9,600	100,694
Toa Corp. (c)	5,800	87,293
Toa Oil Co., Ltd.	3,200	71,517
TOA ROAD Corp.	1,800	58,868
Toabo Corp.	3,400	17,395
Toagosei Co., Ltd.	37,000	426,809
Tobishima Corp.	5,560	76,153
TOC Co., Ltd.	15,800	129,824
Tocalo Co., Ltd.	19,200	196,224
Tochigi Bank, Ltd. (The)	38,200	82,078
Toda Corp.	8,100	53,390
Toda Kogyo Corp.	1,100	21,480
Toei Animation Co., Ltd.	2,400	123,719
Toei Co., Ltd.	900	134,359
Toell Co., Ltd.	3,100	22,419
Toenec Corp.	3,200	113,498
Toho Bank, Ltd. (The)	83,000	206,246
Toho Co., Ltd.	2,700	49,536
Toho Holdings Co., Ltd.	10,600	235,097
Toho Titanium Co., Ltd. (c)	7,600	64,900
Toho Zinc Co., Ltd.	5,000	94,144
Tohoku Bank, Ltd. (The)	4,700	45,424
Tohokushinsha Film Corp.	4,800	30,150
Tohto Suisan Co., Ltd.	1,400	34,676
Tokai Corp.	7,400	190,281
TOKAI Holdings Corp.	26,600	267,448
Tokai Lease Co., Ltd.	1,600	24,107
Tokai Rika Co., Ltd.	10,300	200,507
Tokai Tokyo Financial Holdings, Inc.	58,500	173,943
Token Corp.	2,460	166,134
Tokushu Tokai Paper Co., Ltd.	3,300	122,434
Tokuyama Corp.	13,900	360,224
Tokyo Base Co., Ltd. (a)	2,200	12,317
Tokyo Dome Corp.	31,000	309,625
Tokyo Electron Device, Ltd.	2,400	59,909
Tokyo Energy & Systems, Inc.	8,000	66,876
Tokyo Individualized Educational Institute, Inc.	1,400	9,139
Tokyo Keiki, Inc.	4,200	39,508
Tokyo Ohka Kogyo Co., Ltd.	9,900	385,630
Tokyo Rakutenchi Co., Ltd.	1,000	59,418
Tokyo Rope Manufacturing Co., Ltd.	4,600	54,709
Tokyo Sangyo Co., Ltd.	12,000	67,811
Tokyo Seimitsu Co., Ltd.	13,800	539,637
Tokyo Steel Manufacturing Co., Ltd.	36,800	265,296
Tokyo Tekko Co., Ltd.	3,400	49,292
Tokyo Theatres Co., Inc.	2,900	37,746
Tokyo TY Financial Group, Inc.	9,724	135,190
Tokyotokeiba Co., Ltd. (c)	3,900	122,698
Tokyu Construction Co., Ltd.	11,500	81,952
Tokyu Recreation Co., Ltd.	1,200	56,093
Toli Corp.	20,000	58,585
Tomato Bank, Ltd.	4,200	42,509

Japan—(Continued)
Tomen Devices Corp.	1,500	46,290
Tomoe Corp.	12,500	55,182
Tomoe Engineering Co., Ltd.	2,100	43,732
Tomoegawa Co., Ltd.	2,400	19,158
Tomoku Co., Ltd.	5,400	93,759
TOMONY Holdings, Inc.	56,900	215,465
Tomy Co., Ltd.	22,400	289,746
Tonami Holdings Co., Ltd.	2,200	108,881
Topcon Corp.	28,800	371,124
Toppan Forms Co., Ltd.	19,800	222,089
Topre Corp.	11,900	191,814
Topy Industries, Ltd.	6,800	125,045
Toridolll Holdings Corp.	6,900	178,507
Torigoe Co., Ltd. (The) (c)	7,100	57,623
Torii Pharmaceutical Co., Ltd.	4,500	126,149
Torikizoku Co., Ltd.	900	19,854
Torishima Pump Manufacturing Co., Ltd.	7,700	64,795
Tosei Corp.	13,200	180,057
Toshiba Machine Co., Ltd.	8,400	226,338
Toshiba TEC Corp.	2,700	111,554
Tosho Co., Ltd.	4,800	110,279
Totetsu Kogyo Co., Ltd.	8,400	243,259
Tottori Bank, Ltd. (The)	3,700	47,180
Toukei Computer Co., Ltd.	1,400	45,529
Tow Co., Ltd.	5,500	47,298
Towa Bank, Ltd. (The)	11,500	91,372
Towa Corp.	8,000	85,966
Towa Pharmaceutical Co., Ltd.	8,400	218,285
Toyo Construction Co., Ltd.	25,499	122,352
Toyo Corp.	9,600	119,560
Toyo Denki Seizo KK	3,200	45,237
Toyo Engineering Corp. (a)	7,600	49,474
Toyo Gosei Co., Ltd.	800	31,889
Toyo Ink SC Holdings Co., Ltd.	15,200	368,697
Toyo Kanetsu KK	3,800	83,765
Toyo Machinery & Metal Co., Ltd.	6,000	30,149
Toyo Securities Co., Ltd.	23,000	31,461
Toyo Sugar Refining Co., Ltd.	900	9,843
Toyo Tanso Co., Ltd.	4,600	95,273
Toyo Tire Corp.	11,900	170,661
Toyo Wharf & Warehouse Co., Ltd.	2,500	32,584
Toyobo Co., Ltd.	33,200	503,981
TPR Co., Ltd.	7,300	143,206
Trancom Co., Ltd.	2,300	174,712
Transaction Co., Ltd.	1,400	13,017
Tri Chemical Laboratories, Inc. (c)	1,500	118,031
Trusco Nakayama Corp. (c)	9,600	245,658
Trust Tech, Inc.	6,000	70,007
TS Tech Co., Ltd.	2,800	86,847
TSI Holdings Co., Ltd.	28,205	142,457
Tsubaki Nakashima Co., Ltd.	9,600	140,804
Tsubakimoto Chain Co.	9,000	316,723
Tsubakimoto Kogyo Co., Ltd.	1,600	63,158
Tsudakoma Corp. (a)	1,600	18,640
Tsugami Corp.	17,000	172,115
Tsukada Global Holdings, Inc. (c)	7,200	39,401
Tsukamoto Corp. Co., Ltd.	2,100	21,569

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tsukishima Kikai Co., Ltd.	8,600	$130,248
Tsukuba Bank, Ltd.	34,500	75,505
Tsukui Corp.	18,800	101,617
Tsumura & Co.	2,800	82,000
Tsurumi Manufacturing Co., Ltd.	6,100	114,059
Tsutsumi Jewelry Co., Ltd.	3,200	62,358
TV Asahi Holdings Corp.	6,400	118,382
TV Tokyo Holdings Corp.	3,700	82,676
TYK Corp.	6,000	18,699
UACJ Corp.	10,685	243,024
Ube Industries, Ltd.	5,200	112,590
Uchida Yoko Co., Ltd.	3,300	227,375
Ueki Corp.	1,100	25,769
Ulvac, Inc.	8,800	350,338
UMC Electronics Co., Ltd.	1,900	7,885
Umenohana Co., Ltd. (a)	600	13,981
Uniden Holdings Corp.	2,500	44,220
UNIMAT Retirement Community Co., Ltd.	1,600	23,476
Union Tool Co.	3,400	105,325
Unipres Corp.	13,900	195,077
United Arrows, Ltd.	6,000	169,925
United Super Markets Holdings, Inc.	20,700	182,153
UNITED, Inc.	3,000	38,018
Unitika, Ltd. (a)	15,600	53,561
Unizo Holdings Co., Ltd.	7,800	366,124
Usen-Next Holdings Co., Ltd.	2,700	36,187
Ushio, Inc.	39,000	581,429
UT Group Co., Ltd.	7,600	226,557
Utoc Corp.	5,100	26,700
V Technology Co., Ltd.	3,000	151,565
V-Cube, Inc.	2,100	12,535
Valor Holdings Co., Ltd.	11,800	230,224
Valqua, Ltd.	6,000	143,425
Value HR Co., Ltd.	500	15,769
ValueCommerce Co., Ltd. (c)	5,000	107,340
Vector, Inc. (a) (c)	10,100	98,445
VIA Holdings, Inc. (a)	1,600	9,884
Village Vanguard Co., Ltd.	2,300	21,503
VINX Corp.	1,000	11,742
Vision, Inc. (a) (c)	5,700	94,398
Vital KSK Holdings, Inc.	14,200	136,374
VT Holdings Co., Ltd.	24,300	107,870
Wacoal Holdings Corp.	10,900	291,932
Wacom Co., Ltd.	44,400	179,269
Wakachiku Construction Co., Ltd.	4,600	73,914
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	22,668
Wakita & Co., Ltd.	15,300	155,708
Warabeya Nichiyo Holdings Co., Ltd.	5,000	80,097
Waseda Academy Co., Ltd.	1,400	13,276
Watahan & Co., Ltd.	1,600	27,974
WATAMI Co., Ltd.	7,600	90,279
Watts Co., Ltd.	1,900	10,599
WDB Holdings Co., Ltd.	2,200	54,820
Weathernews, Inc.	2,100	67,691
West Holdings Corp.	4,100	68,863
Will Group, Inc.	4,200	47,873
WIN-Partners Co., Ltd.	3,700	48,378

Japan—(Continued)
Wood One Co., Ltd.	2,600	30,524
World Holdings Co., Ltd.	2,500	44,383
Wowow, Inc.	2,200	55,961
Xebio Holdings Co., Ltd.	8,700	104,873
Y.A.C. Holdings Co., Ltd.	3,900	26,928
YA-MAN, Ltd. (c)	8,800	59,272
Yachiyo Industry Co., Ltd.	3,900	25,292
Yahagi Construction Co., Ltd.	10,900	82,431
Yaizu Suisankagaku Industry Co., Ltd.	4,400	42,227
YAKUODO Holdings Co., Ltd.	2,900	65,087
YAMABIKO Corp.	12,800	139,536
YAMADA Consulting Group Co., Ltd.	3,100	46,172
Yamagata Bank, Ltd. (The)	10,400	153,009
Yamaguchi Financial Group, Inc.	6,200	41,943
Yamaha Motor Robotics Holdings Co., Ltd. (a)	5,300	30,789
Yamaichi Electronics Co., Ltd.	8,200	127,349
Yamanashi Chuo Bank, Ltd. (The)	11,800	125,804
Yamatane Corp.	3,400	50,652
Yamato Corp.	6,600	45,692
Yamato International, Inc.	6,700	25,494
Yamato Kogyo Co., Ltd.	7,900	197,394
Yamaura Corp.	2,800	23,356
Yamaya Corp.	1,150	24,425
Yamazawa Co., Ltd.	1,000	15,734
Yamazen Corp.	19,500	194,423
Yaoko Co., Ltd.	3,900	199,125
Yashima Denki Co., Ltd.	7,500	63,777
Yasuda Logistics Corp.	7,400	70,708
Yasunaga Corp.	1,700	18,878
Yellow Hat, Ltd.	11,600	208,141
Yodogawa Steel Works, Ltd.	7,600	141,122
Yokogawa Bridge Holdings Corp.	12,800	233,336
Yokohama Reito Co., Ltd.	16,800	154,308
Yokowo Co., Ltd.	5,200	154,139
Yomeishu Seizo Co., Ltd.	3,000	54,259
Yomiuri Land Co., Ltd.	1,300	53,943
Yondenko Corp.	1,600	42,831
Yondoshi Holdings, Inc.	4,600	107,166
Yorozu Corp.	7,900	105,802
Yoshinoya Holdings Co., Ltd.	7,000	186,667
Yossix Co., Ltd.	400	10,099
Yotai Refractories Co., Ltd.	2,200	14,435
Yuasa Funashoku Co., Ltd.	1,300	45,304
Yuasa Trading Co., Ltd.	5,800	195,319
Yuken Kogyo Co., Ltd.	1,700	27,638
Yumeshin Holdings Co., Ltd. (c)	13,100	106,321
Yurtec Corp.	12,000	75,595
Yushin Precision Equipment Co., Ltd.	1,200	11,098
Yushiro Chemical Industry Co., Ltd.	3,700	49,487
Yutaka Giken Co., Ltd.	600	12,333
Zappallas, Inc. (a)	4,900	18,551
Zenrin Co., Ltd.	9,750	161,957
ZIGExN Co., Ltd.	17,200	85,272
Zojirushi Corp. (c)	6,300	118,862
Zuiko Corp.	1,000	36,347
Zuken, Inc.	2,000	45,562

		161,387,912

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Jersey, Channel Islands—0.1%
Centamin plc	392,183	$657,506
Highland Gold Mining, Ltd.	54,663	141,738
Sanne Group plc	5,529	49,706

		848,950

Kazakhstan—0.1%
KAZ Minerals plc	42,164	297,786

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,540	228,112
VP Bank AG	955	152,903

		381,015

Luxembourg—0.1%
APERAM S.A.	21,182	680,553
L’Occitane International S.A.	80,750	191,240

		871,793

Macau—0.0%
Macau Legend Development, Ltd. (a)	585,000	81,868

Malta—0.1%
Kindred Group plc	61,427	376,596

Monaco—0.1%
Endeavour Mining Corp. (a) (c)	21,215	400,758

Mongolia—0.0%
Mongolian Mining Corp. (a)	66,100	5,513

Netherlands—3.2%
Aalberts NV	34,547	1,554,196
Accell Group	9,784	283,263
Altice Europe NV - Class B (a)	2,454	15,716
Altice Europe NV - Class A (a)	106,071	685,462
AMG Advanced Metallurgical Group NV	10,120	248,528
Amsterdam Commodities NV	6,535	152,083
Arcadis NV	33,824	789,051
Argenx SE (a)	3,544	570,274
ASM International NV	19,662	2,222,249
ASR Nederland NV	20,780	779,153
Atrium European Real Estate, Ltd. (a)	66,764	258,284
Basic-Fit NV (a)	8,733	332,172
BE Semiconductor Industries NV	37,120	1,441,602
Beter Bed Holding NV (a)	5,373	13,645
Boskalis Westminster	23,702	608,380
Brack Capital Properties NV (a)	716	73,440
Brunel International NV (c)	9,034	91,726
Corbion NV	18,715	589,332
Euronext NV	16,910	1,379,873
Flow Traders	9,083	219,467
ForFarmers NV	6,572	42,396
Fugro NV (a)	22,630	254,393
Funcom SE (a)	17,843	26,755
GrandVision NV	9,935	305,632
Heijmans NV (a)	11,179	94,033

Netherlands—(Continued)
Hunter Douglas NV	2,423	157,931
IMCD NV	14,955	1,308,948
Intertrust NV	15,775	306,513
Kendrion NV	4,209	98,996
Koninklijke BAM Groep NV	115,981	351,169
Koninklijke Vopak NV	14,301	776,387
Lucas Bols B.V. (a)	1,325	20,892
Nederland Apparatenfabriek	1,849	100,645
New World Resources plc - A Shares (a) (b) (d)	11,898	0
OCI NV (a)	13,220	279,558
Ordina NV	44,115	100,814
PostNL NV	204,049	460,300
Rhi Magnesita NV	4,696	241,718
SBM Offshore NV	72,035	1,345,695
Shop Apotheke Europe NV (a)	2,106	102,764
SIF Holding NV	1,259	17,700
Signify NV	27,832	870,319
Sligro Food Group NV	10,058	271,111
SNS REAAL NV (a) (b) (d)	105,329	0
Takeaway.com NV (a) (c)	9,049	835,864
TKH Group NV	11,770	660,008
TomTom NV (a)	28,915	306,056
Van Lanschot Kempen NV	3,940	88,883

		21,733,376

New Zealand—0.6%
Abano Healthcare Group, Ltd.	1,033	3,648
Air New Zealand, Ltd.	91,772	181,231
Briscoe Group, Ltd.	13,123	34,269
Chorus, Ltd.	136,420	567,907
Eroad, Ltd. (a)	4,808	10,231
Freightways, Ltd.	35,468	202,991
Genesis Energy, Ltd.	71,444	145,571
Gentrack Group, Ltd.	7,810	19,764
Hallenstein Glasson Holdings, Ltd.	19,012	77,315
Heartland Group Holdings, Ltd.	90,477	112,844
Infratil, Ltd.	137,784	466,587
Investore Property, Ltd. (REIT)	39,201	48,041
Kathmandu Holdings, Ltd.	30,435	68,462
Mainfreight, Ltd.	9,666	276,651
Metlifecare, Ltd.	34,148	157,012
Metro Performance Glass, Ltd. (a)	8,816	1,689
Michael Hill International, Ltd.	82,929	39,015
NEW Zealand King Salmon Investments, Ltd.	8,061	11,141
New Zealand Refining Co., Ltd. (The)	39,302	49,741
NZME, Ltd. (a)	71,247	18,723
NZX, Ltd.	86,250	79,020
Oceania Healthcare, Ltd.	59,154	52,588
Pacific Edge, Ltd. (a)	17,353	1,396
PGG Wrightson, Ltd.	5,854	9,381
Pushpay Holdings, Ltd. (a)	22,159	60,027
Restaurant Brands New Zealand, Ltd. (a)	7,507	70,497
Sanford, Ltd.	11,056	59,177
Scales Corp., Ltd.	20,336	68,597
Serko, Ltd. (a)	3,960	13,216
Skellerup Holdings, Ltd.	47,582	76,778

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
SKY Network Television, Ltd.	114,579	$54,812
SKYCITY Entertainment Group, Ltd.	173,489	463,813
Steel & Tube Holdings, Ltd.	51,732	27,515
Summerset Group Holdings, Ltd.	35,476	212,631
Synlait Milk, Ltd. (a)	14,388	86,199
Tourism Holdings, Ltd.	26,255	61,006
TOWER, Ltd. (a)	59,836	29,039
Trustpower, Ltd.	13,980	69,956
Turners Automotive Group, Ltd.	8,394	15,873
Warehouse Group, Ltd. (The)	39,693	75,065
Z Energy, Ltd.	71,583	210,638

		4,290,057

Norway—1.0%
ABG Sundal Collier Holding ASA	134,443	61,111
AF Gruppen ASA	4,034	80,866
Akastor ASA (a)	47,184	53,421
Aker Solutions ASA (a)	37,475	105,531
American Shipping Co. ASA (a)	19,821	74,208
Archer, Ltd. (a)	19,287	6,989
Atea ASA (a)	21,200	311,515
Austevoll Seafood ASA	18,348	188,321
Avance Gas Holding, Ltd. (a)	14,826	84,449
Axactor SE (a)	39,265	84,985
B2Holding ASA	20,790	22,630
Bionor Pharma ASA	6,972	32,218
Bonheur ASA	10,311	233,981
Borregaard ASA	26,596	287,825
BW Offshore, Ltd. (a)	33,722	254,606
Data Respons ASA	18,165	99,197
DNO ASA	182,446	240,566
Europris ASA	62,298	244,827
Frontline, Ltd.	24,306	307,033
Grieg Seafood ASA	13,378	213,864
Hexagon Composites ASA (a)	28,187	116,766
Hoegh LNG Holdings, Ltd.	16,807	64,161
IDEX Biometrics ASA (a)	53,185	7,764
Itera ASA	17,553	22,991
Kongsberg Automotive ASA (a)	176,177	123,022
Kongsberg Gruppen ASA	7,247	113,915
Kvaerner ASA	60,872	77,122
NEL ASA (a)	307,998	303,504
Nordic Nanovector ASA (a)	11,170	40,391
Nordic Semiconductor ASA (a)	45,822	290,726
Norway Royal Salmon ASA	3,915	106,770
Norwegian Air Shuttle ASA (a)	26,268	113,502
Norwegian Finans Holding ASA (a)	27,608	299,695
Norwegian Property ASA	11,418	18,199
Ocean Yield ASA	12,183	66,613
Odfjell Drilling, Ltd. (a) (c)	25,648	95,597
Odfjell SE - A Shares (a)	1,949	5,885
Olav Thon Eiendomsselskap ASA	2,986	57,013
Otello Corp. ASA (a)	33,778	61,581
Panoro Energy ASA (a)	16,444	42,922
PGS ASA (a)	106,228	208,134
PhotoCure ASA (a)	5,477	55,895

Norway—(Continued)
Protector Forsikring ASA (a) (c)	20,253	120,975
Q-Free ASA (a)	24,256	18,926
Sbanken ASA	20,608	175,179
Scatec Solar ASA	24,197	342,848
Selvaag Bolig ASA	14,928	126,238
Stolt-Nielsen, Ltd.	7,397	96,056
Treasure ASA	21,003	32,659
Veidekke ASA	28,524	388,622
Wallenius Wilhelmsen ASA (c)	14,567	36,332
Wilh Wilhelmsen Holding ASA - Class A	4,777	89,793
XXL ASA (a) (c)	17,225	32,877

		6,740,816

Peru—0.0%
Hochschild Mining plc	95,965	232,921

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	7,788

Portugal—0.4%
Altri SGPS S.A.	27,747	177,125
Banco Comercial Portugues S.A. - Class R	2,143,248	488,726
Banco Espirito Santo S.A. (a) (b) (d)	89,078	0
CTT-Correios de Portugal S.A.	47,697	171,005
Mota-Engil SGPS S.A.	40,942	86,093
Navigator Co. S.A. (The)	71,289	287,278
NOS SGPS S.A.	74,998	404,122
Novabase SGPS S.A.	7,827	22,681
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	373,329
Semapa-Sociedade de Investimento e Gestao	6,359	98,121
Sonae Capital SGPS S.A.	11,637	9,847
Sonae SGPS S.A.	280,308	286,528

		2,404,855

Russia—0.0%
Petropavlovsk plc (a)	987,975	166,545

Singapore—1.3%
Abterra, Ltd. (a) (b) (d)	51,720	281
Accordia Golf Trust	145,200	72,314
AEM Holdings, Ltd.	46,900	70,662
Ascendas India Trust	237,000	273,239
Avarga, Ltd.	46,000	5,339
Banyan Tree Holdings, Ltd.	97,700	30,488
Best World International, Ltd. (b) (d)	80,000	30,068
Bonvests Holdings, Ltd.	18,000	15,659
Boustead Projects, Ltd.	24,607	16,840
Boustead Singapore, Ltd.	82,025	46,030
BreadTalk Group, Ltd.	54,200	25,997
Bukit Sembawang Estates, Ltd.	69,100	240,567
BW LPG, Ltd.	31,059	261,291
Centurion Corp., Ltd.	98,400	32,621
China Aviation Oil Singapore Corp., Ltd.	94,800	89,562
Chip Eng Seng Corp., Ltd.	157,000	72,387
Chuan Hup Holdings, Ltd.	125,000	21,303
CITIC Envirotech, Ltd.	207,500	83,883

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
CNQC International Holdings, Ltd.	82,500	$11,769
COSCO Shipping International Singapore Co., Ltd. (a)	332,100	81,592
Creative Technology, Ltd. (a)	16,300	38,435
CSE Global, Ltd.	143,500	58,701
CW Group Holdings, Ltd. (a) (b) (d)	106,000	589
Delfi, Ltd.	80,600	59,688
Elec & Eltek International Co., Ltd.	23,000	39,361
Ezion Holdings, Ltd. (a) (b) (d)	753,729	9,023
Ezra Holdings, Ltd. (a) (b) (d)	1,000,703	7,599
Far East Orchard, Ltd.	74,044	64,952
First Resources, Ltd.	127,600	180,516
Food Empire Holdings, Ltd.	54,000	26,099
Fragrance Group, Ltd. (a)	752,800	75,029
Fraser and Neave, Ltd.	36,400	46,558
Frencken Group, Ltd.	45,900	31,607
Fu Yu Corp., Ltd.	98,800	18,736
Gallant Venture, Ltd. (a)	126,000	11,151
Geo Energy Resources, Ltd.	155,000	16,366
GK Goh Holdings, Ltd.	12,000	7,585
GL, Ltd.	188,000	112,639
Golden Agri-Resources, Ltd.	1,180,300	206,555
Golden Energy & Resources, Ltd.	69,000	8,041
GuocoLand, Ltd.	44,400	64,711
Halcyon Agri Corp., Ltd. (a)	188,713	63,162
Hanwell Holdings, Ltd.	19,000	3,029
Haw Par Corp., Ltd.	26,000	247,385
Hi-P International, Ltd.	50,200	57,268
Hiap Hoe, Ltd.	58,000	34,506
Ho Bee Land, Ltd.	67,200	120,455
Hong Fok Corp., Ltd.	146,740	86,202
Hong Leong Asia, Ltd. (a)	82,000	40,879
Hong Leong Finance, Ltd.	18,500	36,742
Hotel Grand Central, Ltd.	25,900	24,669
Hour Glass, Ltd. (The)	129,000	76,670
Hwa Hong Corp., Ltd.	138,000	32,834
Hyflux, Ltd. (a) (b) (d)	179,500	1,795
iFAST Corp., Ltd.	25,500	19,713
IGG, Inc.	264,000	195,239
Indofood Agri Resources, Ltd.	152,000	36,787
Japfa, Ltd.	89,700	38,724
k1 Ventures, Ltd. (a) (b) (d)	80,800	0
Kenon Holdings, Ltd.	4,614	98,586
Keppel Infrastructure Trust	774,618	311,072
Koh Brothers Group, Ltd.	97,000	15,691
KSH Holdings, Ltd.	25,700	8,491
Lian Beng Group, Ltd.	116,900	45,201
Low Keng Huat Singapore, Ltd.	122,600	38,741
Lum Chang Holdings, Ltd.	115,000	30,787
Metro Holdings, Ltd.	141,600	98,454
Mewah International, Inc.	110,000	19,629
Midas Holdings, Ltd. (a) (b) (d)	452,000	12,099
mm2 Asia, Ltd. (a)	149,800	33,970
NetLink NBN Trust	206,200	144,893
NSL, Ltd.	15,000	10,325
Overseas Union Enterprise, Ltd.	119,200	132,038
Oxley Holdings, Ltd.	204,565	54,050
Pan-United Corp., Ltd.	53,750	13,925

Singapore—(Continued)
Penguin International, Ltd.	64,333	35,412
Perennial Real Estate Holdings, Ltd.	23,300	9,617
Q&M Dental Group Singapore, Ltd.	41,800	14,921
QAF, Ltd.	74,167	44,405
Raffles Education Corp., Ltd. (a)	500,206	33,082
Raffles Medical Group, Ltd.	222,060	165,122
Rickmers Maritime (a) (b) (d)	110,000	0
Riverstone Holdings, Ltd.	76,400	52,553
Roxy-Pacific Holdings, Ltd.	94,325	27,001
SBS Transit, Ltd.	36,600	104,220
Sembcorp Industries, Ltd.	53,800	91,749
Sembcorp Marine, Ltd. (a)	107,000	105,176
Sheng Siong Group, Ltd.	146,100	134,715
SHS Holdings, Ltd. (a)	47,000	5,941
SIA Engineering Co., Ltd.	65,700	137,588
SIIC Environment Holdings, Ltd.	167,400	32,986
Sinarmas Land, Ltd.	618,500	115,030
Sing Holdings, Ltd.	82,000	24,080
Singapore Post, Ltd.	367,100	255,237
Singapore Press Holdings, Ltd.	360,400	584,357
Singapore Reinsurance Corp., Ltd.	1,000	219
Stamford Land Corp., Ltd.	278,000	103,284
StarHub, Ltd.	135,200	142,782
Straits Trading Co., Ltd.	6,800	10,717
Sunningdale Tech, Ltd.	41,100	40,649
Swiber Holdings, Ltd. (a) (b) (d)	117,749	1,786
Tuan Sing Holdings, Ltd.	173,421	42,549
UMS Holdings, Ltd.	116,250	89,208
United Industrial Corp., Ltd.	13,600	29,028
United Overseas Insurance, Ltd.	4,000	20,521
UOB-Kay Hian Holdings, Ltd.	142,259	127,958
Venture Corp., Ltd.	52,300	631,058
Vicom, Ltd.	4,600	26,442
Wee Hur Holdings, Ltd.	85,000	13,483
Wing Tai Holdings, Ltd.	159,621	239,735
XP Power, Ltd.	4,479	183,729
Yeo Hiap Seng, Ltd.	19,712	13,758
Yongnam Holdings, Ltd. (a)	241,875	26,987

		8,466,929

South Africa—0.0%
Caledonia Mining Corp. plc	1,300	11,012
Mediclinic International plc	28,745	157,024
Petra Diamonds, Ltd. (a)	279,686	32,832

		200,868

Spain—2.2%
Acciona S.A.	7,805	822,032
Acerinox S.A.	70,013	791,094
Alantra Partners S.A.	4,852	84,216
Almirall S.A.	20,984	346,025
Amper S.A. (a)	224,339	70,971
Applus Services S.A.	33,014	422,867
Atresmedia Corp. de Medios de Comunicacion S.A. (c)	24,288	94,961
Azkoyen S.A.	3,142	23,511
Bankinter S.A.	28,634	210,526

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Bolsas y Mercados Espanoles SHMSF S.A.	27,936	$1,078,512
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings S.A.	11,001	248,530
Cie Automotive S.A.	18,119	429,209
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	270,245
Distribuidora Internacional de Alimentacion S.A. (a)	282,491	32,444
Ebro Foods S.A.	25,801	558,433
eDreams ODIGEO S.A. (a)	17,603	84,371
Elecnor S.A.	11,262	138,277
Enagas S.A.	29,981	765,901
Ence Energia y Celulosa S.A (c)	61,968	255,828
Ercros S.A.	60,314	173,792
Euskaltel S.A.	20,028	201,974
Faes Farma S.A.	136,445	767,485
Fluidra S.A. (a)	16,366	223,980
Fomento de Construcciones y Contratas S.A.	4,576	56,011
Global Dominion Access S.A. (a)	25,444	104,299
Grupo Catalana Occidente S.A.	21,287	745,004
Grupo Empresarial San Jose S.A. (a)	8,320	56,216
Grupo Ezentis S.A. (a)	78,251	35,278
Iberpapel Gestion S.A.	1,128	32,169
Indra Sistemas S.A. (a)	42,149	484,962
Laboratorios Farmaceuticos Rovi S.A.	3,511	96,161
Liberbank S.A.	410,152	154,531
Masmovil Ibercom S.A. (a)	19,272	440,913
Mediaset Espana Comunicacion S.A.	49,361	313,916
Melia Hotels International S.A.	24,250	214,264
Miquel y Costas & Miquel S.A.	11,154	205,502
Obrascon Huarte Lain S.A. (a)	35,775	42,703
Pharma Mar S.A. (a)	72,263	289,946
Prim S.A.	3,013	39,222
Promotora de Informaciones S.A. - Class A (a)	83,921	135,676
Prosegur Cia de Seguridad S.A.	54,905	226,837
Quabit Inmobiliaria S.A. (a)	21,835	24,669
Realia Business S.A. (a)	143,011	149,832
Sacyr S.A.	122,098	356,977
Solaria Energia y Medio Ambiente S.A. (a)	19,439	148,516
Talgo S.A. (a)	22,161	151,618
Tecnicas Reunidas S.A. (a)	11,115	297,190
Tubacex S.A.	32,455	103,350
Vidrala S.A.	7,784	820,699
Viscofan S.A.	14,797	782,601
Vocento S.A.	18,128	24,838
Zardoya Otis S.A.	41,270	325,172

		14,954,256

Sweden—3.0%
AcadeMedia AB	6,803	40,014
Adapteo Oyj (a)	10,190	125,057
AddLife AB - Class B	1,607	49,632
AddNode Group AB	7,307	139,277
AddTech AB - B Shares	18,521	598,927
AF AB - B Shares	26,024	607,836
Ahlstrom-Munksjo Oyj	17,418	280,079
Alimak Group AB	10,425	155,500
Arise AB (a)	4,852	15,594

Sweden—(Continued)
Arjo AB - B Shares	48,942	235,733
Atrium Ljungberg AB - B Shares	10,176	245,029
Attendo AB	22,790	131,207
Avanza Bank Holding AB	28,272	295,443
BE Group AB	1,962	7,519
Beijer Alma AB	14,559	243,564
Beijer Electronics Group AB	7,843	58,829
Beijer Ref AB	8,888	260,994
Bergman & Beving AB - B Shares	12,796	110,445
Besqab AB	1,061	16,654
Betsson AB (a)	41,330	192,867
Bilia AB - A Shares	31,057	352,663
BillerudKorsnas AB	17,632	208,191
BioGaia AB - B Shares	5,052	229,072
Biotage AB	17,530	232,224
Bjorn Borg AB (a)	9,936	26,805
Bonava AB - B Shares	18,068	191,921
Bravida Holding AB	51,786	502,928
Bufab AB	9,902	138,074
Bulten AB	6,239	52,547
Bure Equity AB	18,672	422,489
Byggmax Group AB (a)	18,326	51,704
Catena AB	6,561	289,746
Clas Ohlson AB - B Shares	12,101	145,844
Cloetta AB - B Shares	92,493	313,147
Coor Service Management Holding AB	14,142	124,415
Corem Property Group AB - B Shares	40,507	116,879
Dios Fastigheter AB	31,508	288,753
Dometic Group AB	36,462	367,693
Doro AB (a)	3,391	18,280
Duni AB	13,288	183,457
Dustin Group AB	18,741	150,474
Eastnine AB	7,088	104,031
Elanders AB - B Shares	1,453	13,534
Eltel AB (a)	11,729	23,831
Enea AB (a)	4,082	78,955
eWork Group AB	2,864	24,775
Fagerhult AB	19,392	123,226
FastPartner AB	7,445	78,861
Fingerprint Cards AB - Class B (a) (c)	28,890	58,340
GHP Specialty Care AB	7,172	14,476
Granges AB	23,241	245,801
Gunnebo AB	16,020	45,481
Haldex AB	16,480	89,863
Heba Fastighets AB	9,527	87,809
Hemfosa Fastigheter AB	45,756	591,934
HIQ International AB (a)	13,747	75,925
HMS Networks AB (c)	5,072	93,551
Hoist Finance AB (a)	12,983	69,259
Humana AB	6,890	44,814
Inwido AB	16,291	125,407
ITAB Shop Concept AB - Class B (a)	1,944	3,491
JM AB	23,312	690,232
Klovern AB - B Shares (c)	158,702	389,509
Know It AB	6,781	150,924
Kungsleden AB	56,456	593,227
Lagercrantz Group AB - B Shares	19,415	303,857

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Lindab International AB	35,369	$451,818
Loomis AB - Class B	11,164	462,480
Medivir AB - B Shares (a)	10,470	13,852
Mekonomen AB (a)	11,543	114,794
Momentum Group AB - Class B	10,335	128,726
Mycronic AB	25,742	508,617
Nederman Holding AB	6,476	92,939
Net Insight AB - Class B (a)	74,697	18,352
NetEnt AB (a)	9,275	25,644
New Wave Group AB - B Shares	19,643	125,478
Nobia AB	40,224	300,061
Nobina AB	27,299	187,836
Nolato AB - B Shares	6,137	360,457
Nordic Entertainment Group AB	654	21,148
Nordic Waterproofing Holding	3,742	38,458
NP3 Fastigheter AB	11,449	137,518
Nyfosa AB (a)	48,024	415,355
OEM International AB - B Shares	3,800	101,438
Opus Group AB	92,554	83,061
Peab AB	30,997	310,448
Platzer Fastigheter Holding AB - Class B	13,119	154,070
Pricer AB - B Shares	32,212	64,366
Proact IT Group AB	2,832	55,625
Qliro Group AB (a)	24,348	18,146
Ratos AB - B Shares	51,213	183,009
RaySearch Laboratories AB (a)	7,859	90,013
Recipharm AB - B Shares	12,287	195,641
Rottneros AB	26,936	32,864
Sagax AB - Class B	11,644	169,379
SAS AB (a)	75,231	122,668
Scandi Standard AB	18,069	143,534
Scandic Hotels Group AB	17,969	200,281
Sectra AB - B Shares (a)	6,258	261,244
Semcon AB	5,540	40,924
Sensys Gatso Group AB (a)	223,283	32,363
Sintercast AB	599	12,470
SkiStar AB	17,077	216,736
Sweco AB - B Shares	8,809	339,738
Systemair AB	5,455	105,261
Thule Group AB	29,106	671,659
Troax Group AB	11,469	147,949
VBG Group AB - B Shares	1,912	32,159
Vitrolife AB	12,620	266,273
Wihlborgs Fastigheter AB	36,000	663,100

		20,456,571

Switzerland—5.2%
Allreal Holding AG (a)	4,641	922,459
ALSO Holding AG (a)	1,973	332,924
APG SGA S.A.	468	137,360
Arbonia AG (a)	14,726	191,683
Aryzta AG (a) (c)	230,151	257,659
Ascom Holding AG	12,379	134,527
Autoneum Holding AG (c)	1,187	142,646
Bachem Holding AG - Class B	82	13,120
Banque Cantonale de Geneve	750	150,795

Switzerland—(Continued)
Banque Cantonale Vaudoise	607	495,410
Belimo Holding AG	131	987,704
Bell Food Group AG (a)	880	238,285
Bellevue Group AG	3,322	82,034
Berner Kantonalbank AG	1,950	447,181
BFW Liegenschaften AG (a)	698	31,883
BKW AG	6,201	457,502
Bobst Group S.A. (c)	3,743	218,073
Bossard Holding AG - Class A	2,139	386,334
Bucher Industries AG	2,604	914,788
Burckhardt Compression Holding AG	122	33,389
Burkhalter Holding AG	1,291	101,534
Calida Holding AG (a)	2,002	76,092
Carlo Gavazzi Holding AG	124	33,309
Cembra Money Bank AG	7,937	870,471
Cicor Technologies, Ltd. (a)	644	39,542
Cie Financiere Tradition S.A.	595	64,954
Clariant AG (a)	4,951	110,788
Coltene Holding AG (a)	1,308	119,992
Conzzeta AG	362	432,389
Daetwyler Holding AG	2,353	452,905
DKSH Holding AG	4,025	218,988
dormakaba Holding AG (a)	923	660,443
Dufry AG (a)	3,547	351,624
EDAG Engineering Group AG (a)	3,171	35,928
EFG International AG (a)	22,533	148,667
Emmi AG	718	624,766
Energiedienst Holding AG	3,866	131,035
Evolva Holding S.A. (a)	36,339	8,222
Feintool International Holding AG (a)	588	37,552
Fenix Outdoor International AG	1,091	136,094
Ferrexpo plc	89,833	189,928
Flughafen Zurich AG	5,491	1,002,307
Forbo Holding AG	326	554,747
GAM Holding AG (a)	68,723	198,982
Georg Fischer AG	1,301	1,322,584
Gurit Holding AG	164	253,760
Helvetia Holding AG	8,954	1,265,192
Hiag Immobilien Holding AG	1,528	170,512
Highlight Communications AG (a)	7,829	36,611
HOCHDORF Holding AG (a) (c)	174	14,942
Huber & Suhner AG	4,851	384,637
Hypothekarbank Lenzburg AG	3	14,199
Implenia AG (c)	6,413	260,043
Inficon Holding AG	600	476,360
Interroll Holding AG	226	508,229
Intershop Holding AG	416	243,681
Investis Holding S.A. (a)	322	27,025
IWG plc	206,169	1,190,839
Jungfraubahn Holding AG	529	90,193
Kardex AG	2,247	378,866
Komax Holding AG (c)	1,069	261,308
Kudelski S.A. (a) (c)	13,221	78,510
Lastminute.com NV (a)	1,492	70,898
LEM Holding S.A.	166	244,275
Logitech International S.A.	1,387	65,767
Luzerner Kantonalbank AG	1,452	629,584

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Meier Tobler Group AG (a)	872	$12,613
Metall Zug AG - B Shares	66	148,614
Mikron Holding AG (a)	2,145	14,974
Mobilezone Holding AG (a)	11,899	133,596
Mobimo Holding AG (a)	2,761	822,927
OC Oerlikon Corp. AG	68,290	800,989
Orascom Development Holding AG (a)	5,250	82,899
Orell Fuessli Holding AG	428	44,010
Orior AG (a)	2,240	207,107
Phoenix Mecano AG	274	135,422
Plazza AG - Class A	597	173,951
PSP Swiss Property AG	13,666	1,887,303
Resurs Holding AB	27,086	173,991
Rieter Holding AG (c)	1,344	191,672
Romande Energie Holding S.A.	111	137,667
Schaffner Holding AG (a)	238	54,610
Schmolz & Bickenbach AG (a) (c)	161,565	46,871
Schweiter Technologies AG	381	482,811
SFS Group AG	3,995	384,108
Siegfried Holding AG (a)	1,321	640,301
St. Galler Kantonalbank AG	1,123	523,046
Sulzer AG	5,258	586,432
Sunrise Communications Group AG (a)	10,583	831,553
Swiss Prime Site AG (a)	1,721	199,506
Swissquote Group Holding S.A.	3,968	199,167
Tamedia AG	904	87,509
U-Blox Holding AG (a)	2,262	228,482
Valiant Holding AG (c)	5,102	518,612
Valora Holding AG (a)	1,467	409,198
VAT Group AG (a)	8,590	1,453,247
Vaudoise Assurances Holding S.A.	423	250,077
Vetropack Holding AG	88	276,357
Von Roll Holding AG (a)	16,704	15,085
Vontobel Holding AG	9,780	699,242
VZ Holding AG	836	257,802
Walliser Kantonalbank	1,160	135,451
Warteck Invest AG (a)	53	112,803
Ypsomed Holding AG (a)	1,282	173,582
Zehnder Group AG	3,984	187,806
Zug Estates Holding AG - B Shares (a)	83	199,858
Zuger Kantonalbank AG	59	385,307

		35,471,588

Turkey—0.0%
Global Ports Holding plc	3,344	10,621

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	52,128

United Kingdom—15.9%
4imprint Group plc	7,338	338,758
888 Holdings plc	86,183	188,684
A.G. Barr plc	39,803	306,029
AA plc	210,707	162,863
Advanced Medical Solutions Group plc	10,237	40,319
Afren plc (a) (b) (d)	251,096	0

United Kingdom—(Continued)
Aggreko plc	73,028	806,148
Air Partner plc	4,960	6,292
Alliance Pharma plc	8,664	9,629
Amerisur Resources plc (a)	93,968	23,911
Anglo Pacific Group plc	45,747	116,444
Anglo-Eastern Plantations plc	5,782	44,119
Arrow Global Group plc	59,836	204,409
Ascential plc	24,301	126,381
Ashmore Group plc	101,052	695,293
ASOS plc (a)	1,404	62,984
Avon Rubber plc	11,857	329,634
B&M European Value Retail S.A.	151,102	823,685
Babcock International Group plc	112,527	940,353
Balfour Beatty plc	232,244	806,239
Beazley plc	139,681	1,030,391
Begbies Traynor Group plc	12,000	14,491
Bellway plc	39,891	2,015,601
Bloomsbury Publishing plc	25,349	97,501
Bodycote plc	80,730	1,019,942
boohoo Group plc (a)	202,622	801,072
Bovis Homes Group plc	60,601	1,097,557
Braemar Shipping Services plc	7,120	20,332
Brewin Dolphin Holdings plc	96,648	478,949
Britvic plc	76,398	916,887
Cairn Energy plc (a)	234,247	639,177
Capita plc (a)	61,802	134,571
Capital & Counties Properties plc	217,145	756,406
Carclo plc (a)	16,990	4,231
Card Factory plc	103,756	204,204
CareTech Holdings plc	13,900	82,059
Carpetright plc (a)	40,521	2,675
Carr’s Group plc	19,239	39,496
Castings plc	2,870	16,116
Centaur Media plc	92,526	44,725
Charles Taylor plc	17,127	77,888
Chemring Group plc	123,138	392,931
Chesnara plc	58,648	247,666
Cineworld Group plc	206,628	600,014
City of London Investment Group plc	6,851	39,841
Clarkson plc	8,219	330,125
Clinigen Healthcare, Ltd. (a)	2,021	24,775
Clipper Logistics plc	11,008	42,077
Close Brothers Group plc	58,401	1,239,037
CLS Holdings plc	60,694	244,107
CMC Markets plc	42,124	82,006
Coats Group plc	21,773	21,567
Cobham plc	743,389	1,617,978
Computacenter plc	29,696	694,347
Concentric AB	11,928	202,681
Connect Group plc (a)	15,899	7,635
Consort Medical plc	22,450	304,622
ConvaTec Group plc	298,949	788,011
Costain Group plc	35,950	76,066
Countryside Properties plc	111,017	675,065
Countrywide plc (a)	128	588
Cranswick plc	19,509	877,093
Crest Nicholson Holdings plc	66,688	384,215

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
CVS Group plc	10,038	$152,846
Daejan Holdings plc	2,195	157,802
Daily Mail & General Trust plc	48,943	538,004
Dart Group plc	3,865	86,682
De La Rue plc	36,480	68,865
Devro plc	61,396	145,146
DFS Furniture plc	29,448	113,308
Dialight plc (a)	5,140	16,071
Dialog Semiconductor plc (a)	25,587	1,296,432
Dignity plc	19,579	151,585
Diploma plc	37,466	1,004,426
DiscoverIE Group plc	21,083	158,792
Dixons Carphone plc	175,794	337,210
Domino’s Pizza Group plc	168,480	715,900
Drax Group plc	137,597	571,649
Dunelm Group plc	30,584	469,222
EI Group plc (a)	245,184	921,806
EKF Diagnostics Holdings plc (a)	33,004	14,965
Electrocomponents plc	130,431	1,172,375
Elementis plc	202,330	480,986
EMIS Group plc	8,910	130,937
EnQuest plc (a)	750,991	214,850
Equiniti Group plc	85,202	234,234
Essentra plc	87,048	503,603
Euromoney Institutional Investor plc	32,940	568,465
FDM Group Holdings plc	13,119	180,839
Fevertree Drinks plc	22,227	618,150
Firstgroup plc (a)	445,353	739,868
Flex LNG, Ltd.	4,057	42,019
Flowtech Fluidpower plc	6,703	11,073
Forterra plc	43,179	198,239
Foxtons Group plc (a)	74,860	87,922
Frasers Group PLC (a)	49,099	298,457
Fuller Smith & Turner plc - Class A	7,667	97,609
FW Thorpe plc	6,310	29,226
G4S plc	457,128	1,329,401
Galliford Try plc	49,848	568,642
Games Workshop Group plc	10,073	815,146
Gamesys Group plc (a)	21,152	198,271
Gamma Communications plc	4,721	83,215
Gem Diamonds, Ltd. (a)	44,142	30,073
Genel Energy plc	14,530	36,542
Genus plc	3,398	143,535
Georgia Capital plc (a)	7,105	86,878
Go-Ahead Group plc	16,231	474,889
Gocompare.Com Group plc	86,389	119,012
Gooch & Housego plc	2,212	40,745
Goodwin plc	188	7,435
Grafton Group plc	88,160	1,018,213
Grainger plc	159,150	660,734
Greggs plc	27,529	838,647
Gulf Keystone Petroleum, Ltd.	64,377	181,425
GVC Holdings plc	5,947	69,744
Gym Group plc (The)	41,701	160,067
H&T Group plc	1,027	4,577
Halfords Group plc	89,687	201,277
Hastings Group Holdings plc	73,303	174,091

United Kingdom—(Continued)
Hays plc	470,021	1,133,117
Headlam Group plc	43,642	310,048
Helical plc	47,664	300,078
Henry Boot plc	8,542	36,144
Hill & Smith Holdings plc	27,460	536,955
Hilton Food Group plc	13,565	199,588
Hiscox, Ltd.	69,440	1,313,289
Hollywood Bowl Group plc	29,996	113,779
HomeServe plc	60,000	1,005,038
Horizon Discovery Group plc (a)	25,090	49,955
Howden Joinery Group plc	213,311	1,911,885
Hunting plc	52,837	293,586
Huntsworth plc	92,591	99,828
Hurricane Energy plc (a) (c)	60,919	27,119
Hyve Group plc	235,121	317,994
Ibstock plc	118,333	498,132
IDOX plc (a)	53,651	24,695
IG Group Holdings plc	127,101	1,171,849
IGas Energy plc (a)	18,467	11,874
IMI plc	82,493	1,290,859
Inchcape plc	161,511	1,510,193
Indivior plc (a)	173,858	90,004
Intermediate Capital Group plc	88,839	1,899,362
International Personal Finance plc	79,366	170,304
iomart Group plc	13,085	64,825
IP Group plc (a)	147,458	139,150
J.D. Wetherspoon plc	23,836	526,164
James Fisher & Sons plc	18,824	505,421
John Laing Group plc	50,026	252,145
John Menzies plc	23,155	145,329
John Wood Group plc	141,076	747,049
Johnson Service Group plc	32,984	85,861
Joules Group plc	4,111	12,546
Jupiter Fund Management plc	124,588	677,739
Just Group plc (a)	46,856	49,110
Kainos Group plc	18,245	179,618
Keller Group plc	25,571	254,298
Kier Group plc (c)	50,507	64,201
Kin & Carta plc	66,431	87,829
Lancashire Holdings, Ltd.	70,812	719,680
Liontrust Asset Management plc	2,914	42,550
Lookers plc	131,372	95,626
Low & Bonar plc	75,589	12,443
LSL Property Services plc	24,253	88,104
Luceco plc	31,684	53,153
M&C Saatchi plc	3,677	6,063
Man Group plc	584,475	1,225,095
Marshalls plc	73,997	847,167
Marston’s plc	258,409	437,700
McBride plc (a)	63,975	75,213
McCarthy & Stone plc	95,429	188,698
McColl’s Retail Group plc	12,767	6,469
Mears Group plc	41,542	161,837
Meggitt plc	129,440	1,127,934
Metro Bank plc (a) (c)	2,816	7,815
Midwich Group plc	1,526	11,156
Mitchells & Butlers plc (a)	85,514	520,796

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Mitie Group plc	135,619	$260,675
MJ Gleeson plc	13,112	165,975
Moneysupermarket.com Group plc	149,153	654,815
Morgan Advanced Materials plc	102,161	430,125
Morgan Sindall Group plc	17,569	379,130
Morses Club plc	6,380	11,633
Mortgage Advice Bureau Holdings, Ltd.	6,665	68,538
Mothercare plc (a)	102,238	23,457
Motorpoint group plc	14,323	55,895
N Brown Group plc	73,957	159,746
Naked Wines plc	10,364	31,083
National Express Group plc	200,733	1,250,427
NCC Group plc	82,122	244,657
Next Fifteen Communications Group plc	7,460	53,163
Non-Standard Finance plc	79,101	22,287
Norcros plc	4,719	17,550
Northgate plc	53,383	220,832
Numis Corp. plc	9,768	38,900
On the Beach Group plc	36,264	235,087
OneSavings Bank plc	62,111	357,157
Oxford Instruments plc	16,508	337,951
Pagegroup plc	92,605	642,331
Pan African Resources plc	316,147	50,039
Paragon Banking Group plc	88,923	635,324
Park Group plc	23,099	17,044
Parkmead Group plc (The) (a)	28,991	18,300
PayPoint plc	20,570	276,162
Pendragon plc	345,188	59,222
Pennon Group plc	142,268	1,936,560
Petrofac, Ltd.	76,214	388,180
Pets at Home Group plc	146,651	543,689
Pharos Energy plc	50,968	35,327
Phoenix Group Holdings plc	62,628	622,785
Photo-Me International plc	89,030	114,531
Playtech plc	90,374	475,956
Polar Capital Holdings plc	7,150	52,212
Polypipe Group plc	68,575	490,829
Porvair plc	8,570	75,872
PPHE Hotel Group, Ltd.	1,567	38,443
Premier Foods plc (a) (c)	334,879	168,428
Premier Miton Group plc	9,032	22,570
Premier Oil plc (a) (c)	245,706	320,979
Provident Financial plc	22,978	139,350
PZ Cussons plc	102,110	281,780
QinetiQ Group plc	183,469	869,456
Quilter plc	493,775	1,056,076
Rank Group plc	40,547	148,959
Rathbone Brothers plc	15,068	426,670
REA Holdings plc (a)	1,120	2,478
Redde plc	10,004	14,162
Redrow plc	88,760	876,988
Renew Holdings plc	6,035	43,673
Renewi plc	221,260	106,357
Renishaw plc	8,752	440,992
Renold plc (a)	64,766	15,459
Restaurant Group plc (The)	96,393	209,211
Revolution Bars Group plc (a)	5,460	5,021
Ricardo plc	13,452	135,954
River & Mercantile Group plc	112	375

United Kingdom—(Continued)
RM plc	43,283	163,870
Robert Walters plc	16,356	120,924
Rotork plc	249,593	1,110,047
Royal Mail plc	40,159	120,495
RPS Group plc	100,537	227,312
S&U plc	343	9,583
Saga plc	127,724	90,312
Savannah Petroleum plc (a) (c)	60,736	17,309
Savills plc	58,446	879,537
Scapa Group plc	15,602	50,689
SDL plc	33,826	267,968
Secure Trust Bank plc	458	9,738
Senior plc	166,890	382,048
Severfield plc	100,890	112,373
SIG plc	246,262	402,066
Signature Aviation plc	320,590	1,349,708
Sirius Minerals plc (a) (c)	252,943	11,675
Smart Metering Systems plc (c)	10,974	82,020
Softcat plc	34,705	530,765
Spectris plc	37,742	1,457,210
Speedy Hire plc	205,988	210,987
Spire Healthcare Group plc	32,574	61,430
Spirent Communications plc	217,958	725,625
Sportech plc (a)	20,264	8,783
SSP Group plc	125,662	1,082,964
St. Modwen Properties plc	86,555	571,705
Stagecoach Group plc	144,489	308,929
SThree plc	40,191	202,030
Stobart Group, Ltd.	80,421	114,954
Stock Spirits Group plc	35,879	98,320
Studio Retail Group plc (a)	17,439	54,956
STV Group plc	7,121	39,313
Superdry plc	18,185	121,196
Synthomer plc	110,628	519,704
T. Clarke plc	15,381	27,971
TalkTalk Telecom Group plc (c)	201,309	310,026
Tate & Lyle plc	152,454	1,536,627
Ted Baker plc	9,974	53,809
Telecom Plus plc	20,424	406,828
Telit Communications plc (a)	33,381	69,748
Thomas Cook Group plc (a) (b) (c) (d)	438,591	0
Topps Tiles plc	61,961	59,108
TORM plc (a)	6,490	72,517
TP ICAP plc	203,445	1,103,920
Travis Perkins plc	80,963	1,732,130
Trifast plc	20,432	48,743
Trinity Mirror plc	157,693	284,892
TT electronics plc	79,290	263,602
U & I Group plc	54,856	128,902
Ultra Electronics Holdings plc	27,882	782,402
Urban & Civic plc	5,854	26,768
Vectura Group plc	226,500	278,648
Vertu Motors plc	35,216	17,602
Vesuvius plc	95,731	639,530
Victrex plc	25,285	837,258
Virgin Money UK plc	190,655	481,892
Vitec Group plc (The)	10,351	150,759
Volex plc (a)	20,438	41,746
Volution Group plc	23,180	78,984

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Vp plc	4,147	$51,720
Watkin Jones plc	21,708	70,076
Weir Group plc (The)	247	4,942
WH Smith plc	35,182	1,213,882
William Hill plc	315,264	788,054
Wincanton plc	44,811	181,515
Xaar plc (a)	18,088	13,140

		107,976,586

United States—0.4%
Alacer Gold Corp. (a)	102,778	546,123
Argonaut Gold, Inc. (a)	66,123	99,295
Boart Longyear, Ltd. (a)	5,547	6,263
BRP, Inc.	4,543	206,972
Burford Capital, Ltd.	13,154	125,076
Energy Fuels, Inc. (a) (c)	19,715	37,652
Epsilon Energy, Ltd. (a)	10,928	36,062
Golden Star Resources, Ltd. (a) (c)	28,192	106,815
Ormat Technologies, Inc.	1	42
PureTech Health plc (a)	30,589	129,835
REC Silicon ASA (a) (c)	64,361	19,635
Reliance Worldwide Corp., Ltd.	120,800	343,606
Samsonite International S.A.	236,100	565,626
Sims Metal Management, Ltd.	81,887	613,586
Sundance Energy, Inc. (a)	2,046	38,836
Varia US Properties AG	781	34,378

		2,909,802

Total Common Stocks (Cost $581,583,698)		674,354,997

Preferred Stocks—0.2%

Germany—0.2%
Biotest AG	5,357	123,252
Draegerwerk AG & Co. KGaA	2,545	158,993
FUCHS Petrolub SE	15,515	771,894
Jungheinrich AG	14,450	350,460
Sixt SE	4,716	345,448
Sto SE & Co. KGaA	301	38,594
Villeroy & Boch AG	505	9,066

Total Preferred Stocks (Cost $1,651,175)		1,797,707

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (a)	9,600	0

Austria—0.0%
Intercell AG, (a) (b) (d)	24,163	0

Canada—0.0%
Pan American Silver Corp., Expires 02/22/29 (a) (b) (d)	78,950	51,121

Hong Kong—0.0%
Fortune Oil CVR (a) (b) (d)	575,627	0

Norway—0.0%
XXL ASA, (a)	1,895	378

Spain—0.0%
Faes Farma, S.A., (a)	136,445	21,871

Total Rights (Cost $42,231)		73,370

Warrant—0.0%

Canada—0.0%
Tervita Corp., Expires 07/19/20 (a)	733	3

China—0.0%
First Sponsor Group, Ltd., Expires 05/30/24 (a)	949	70

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a)	309,737	0

Total Warrants (Cost $0)		73

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $356,795; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $367,972.	356,783	356,783

Total Short-Term Investments (Cost $356,783)		356,783

Securities Lending Reinvestments (e)—2.9%

Repurchase Agreements—2.5%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $301,526; collateralized by various Common Stock with an aggregate market value of $330,000.	300,000	300,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,100,104; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,122,000.	1,100,000	1,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,000,153; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,020,008.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $237,241; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $241,950.	237,205	$237,205
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,000,458; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $3,060,010.	3,000,000	3,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,258,415; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $4,343,214.	4,258,053	4,258,053
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,000,283; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $3,330,668.	3,000,000	3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $2,000,190; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $2,177,778.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $500,169; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $542,579.	500,000	500,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $553,425; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $611,130.	553,373	553,373
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $725,242; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $800,671.	725,000	725,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $300,100; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $331,312.	300,000	300,000

		16,973,631

Time Deposits—0.1%
Royal Bank of Canada 2.500%, 01/02/20	400,000	400,000
Shinkin Central Bank 2.430%, 01/06/20	250,000	250,000

		650,000

Mutual Fund—0.3%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (f)	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $19,623,631)		19,623,631

Total Investments—102.5% (Cost $603,257,518)		696,206,561
Other assets and liabilities (net)—(2.5)%		(16,977,291)

Net Assets—100.0%		$679,229,270

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent less than 0.05% of net assets.
(c)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $23,648,875 and the collateral received consisted of cash in the amount of $19,623,631 and non-cash collateral with a value of $6,483,280. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Machinery	6.4
Metals & Mining	5.3
Real Estate Management & Development	5.2
Capital Markets	3.8
Banks	3.8
Electronic Equipment, Instruments & Components	3.4
Hotels, Restaurants & Leisure	3.4
Construction & Engineering	3.2
Chemicals	3.1
Food Products	3.0

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$355,877	$41,186,352	$4,288	$41,546,517
Austria	—	9,741,930	0	9,741,930
Belgium	3,431,041	10,155,016	—	13,586,057
Canada	59,544,635	—	905	59,545,540
China	81,608	1,440,079	—	1,521,687
Colombia	63,039	—	—	63,039
Denmark	—	13,155,914	—	13,155,914
Faeroe Islands	—	10,273	—	10,273
Finland	—	16,514,928	—	16,514,928
France	—	29,242,451	—	29,242,451
Georgia	—	275,620	—	275,620
Germany	1,064,302	41,301,419	—	42,365,721
Ghana	—	417,907	—	417,907
Greenland	—	11,469	—	11,469
Guernsey, Channel Islands	—	79,593	—	79,593
Hong Kong	915,168	14,376,693	159,311	15,451,172
India	—	20,317	—	20,317
Ireland	—	2,579,879	1,843	2,581,722
Isle of Man	—	72,099	—	72,099
Israel	—	8,593,486	31,078	8,624,564
Italy	—	28,798,530	49	28,798,579
Japan	—	161,387,912	—	161,387,912
Jersey, Channel Islands	—	848,950	—	848,950
Kazakhstan	—	297,786	—	297,786
Liechtenstein	—	381,015	—	381,015
Luxembourg	—	871,793	—	871,793
Macau	—	81,868	—	81,868
Malta	—	376,596	—	376,596
Monaco	400,758	—	—	400,758
Mongolia	—	5,513	—	5,513
Netherlands	—	21,733,376	0	21,733,376
New Zealand	—	4,290,057	—	4,290,057
Norway	307,033	6,433,783	—	6,740,816
Peru	—	232,921	—	232,921
Philippines	—	7,788	—	7,788
Portugal	—	2,404,855	0	2,404,855
Russia	—	166,545	—	166,545
Singapore	160,545	8,243,144	63,240	8,466,929
South Africa	11,012	189,856	—	200,868
Spain	—	14,954,256	0	14,954,256
Sweden	—	20,456,571	—	20,456,571

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Switzerland	$—	$35,471,588	$—	$35,471,588
Turkey	—	10,621	—	10,621
United Arab Emirates	—	52,128	—	52,128
United Kingdom	6,709	107,969,877	0	107,976,586
United States	1,071,755	1,838,047	—	2,909,802
Total Common Stocks	67,413,482	606,680,801	260,714	674,354,997
Total Preferred Stocks*	—	1,797,707	—	1,797,707
Rights
Australia	—	0	—	0
Austria	—	—	0	0
Canada	—	—	51,121	51,121
Hong Kong	—	—	0	0
Norway	—	378	—	378
Spain	21,871	—	—	21,871
Total Rights	21,871	378	51,121	73,370
Warrant
Canada	3	—	—	3
China	70	—	—	70
Singapore	—	0	—	0
Total Warrants	73	0	—	73
Total Short-Term Investment*	—	356,783	—	356,783
Securities Lending Reinvestments
Repurchase Agreements	—	16,973,631	—	16,973,631
Time Deposits	—	650,000	—	650,000
Mutual Fund	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	17,623,631	—	19,623,631
Total Investments	$69,435,426	$626,459,300	$311,835	$696,206,561

Collateral for Securities Loaned (Liability)	$—	$(19,623,631)	$—	$(19,623,631)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

Transfers from Level 2 to Level 3 in the amount of $761,733 and transfers from Level 1 to Level 3 in the amount of $10,009 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$696,206,561
Cash denominated in foreign currencies (c)	1,707,075
Receivable for:
Investments sold	754,210
Fund shares sold	31,697
Dividends and interest	1,545,445
Prepaid expenses	1,814

Total Assets	700,246,802
Liabilities
Collateral for securities loaned	19,623,631
Payables for:
Fund shares redeemed	365,286
Accrued Expenses:
Management fees	456,021
Distribution and service fees	17,651
Deferred trustees’ fees	142,145
Other expenses	412,798

Total Liabilities	21,017,532

Net Assets	$679,229,270

Net Assets Consist of:
Paid in surplus	$557,769,749
Distributable earnings (Accumulated losses)	121,459,521

Net Assets	$679,229,270

Net Assets
Class A	$594,881,903
Class B	84,347,367
Capital Shares Outstanding*
Class A	48,662,665
Class B	6,953,526
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.22
Class B	12.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $603,257,518.
(b)	Includes securities loaned at value of $23,648,875.
(c)	Identified cost of cash denominated in foreign currencies was $1,688,875.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$17,657,927
Interest	17,048
Securities lending income	584,799

Total investment income	18,259,774
Expenses
Management fees	5,114,888
Administration fees	36,206
Custodian and accounting fees	540,128
Distribution and service fees—Class B	201,528
Audit and tax services	71,291
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	30,501
Insurance	4,413
Miscellaneous	87,735

Total expenses	6,190,005
Less management fee waiver	(50,000)

Net expenses	6,140,005

Net Investment Income	12,119,769

Net Realized and Unrealized Gain
Net realized gain on :
Investments	25,943,603
Foreign currency transactions	4,077

Net realized gain	25,947,680

Net change in unrealized appreciation on:
Investments	94,063,891
Foreign currency transactions	40,158

Net change in unrealized appreciation	94,104,049

Net realized and unrealized gain	120,051,729

Net Increase in Net Assets From Operations	$132,171,498

(a)	Net of foreign withholding taxes of $1,584,661.

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,119,769	$10,962,384
Net realized gain	25,947,680	58,402,984
Net change in unrealized appreciation (depreciation)	94,104,049	(213,558,039)

Increase (decrease) in net assets from operations	132,171,498	(144,192,671)

From Distributions to Shareholders
Class A	(57,110,318)	(57,475,651)
Class B	(8,215,822)	(8,473,897)

Total distributions	(65,326,140)	(65,949,548)

Increase in net assets from capital share transactions	42,034,024	39,417,154

Total increase (decrease) in net assets	108,879,382	(170,725,065)

Net Assets
Beginning of period	570,349,888	741,074,953

End of period	$679,229,270	$570,349,888

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	891,686	$9,970,283	1,060,226	$14,397,420
Reinvestments	5,249,110	57,110,318	4,087,884	57,475,651
Redemptions	(2,237,568)	(26,299,966)	(2,666,574)	(41,240,441)

Net increase	3,903,228	$40,780,635	2,481,536	$30,632,630

Class B
Sales	569,479	$6,460,240	1,316,690	$18,323,356
Reinvestments	760,021	8,215,822	606,145	8,473,897
Redemptions	(1,170,109)	(13,422,673)	(1,271,511)	(18,012,729)

Net increase	159,391	$1,253,389	651,324	$8,784,524

Increase derived from capital shares transactions		$42,034,024		$39,417,154

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$11.07	$15.32	$12.57	$12.97		$14.84

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.23	0.22	0.28	(b)	0.25
Net realized and unrealized gain (loss)	2.20	(3.05)	3.52	0.44		0.78

Total income (loss) from investment operations	2.42	(2.82)	3.74	0.72		1.03

Less Distributions
Distributions from net investment income	(0.16)	(0.40)	(0.32)	(0.29)		(0.31)
Distributions from net realized capital gains	(1.11)	(1.03)	(0.67)	(0.83)		(2.59)

Total distributions	(1.27)	(1.43)	(0.99)	(1.12)		(2.90)

Net Asset Value, End of Period	$12.22	$11.07	$15.32	$12.57		$12.97

Total Return (%) (c)	23.30	(20.37)	30.82	6.00	(d)	6.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.93	0.92	0.93		0.95
Net ratio of expenses to average net assets (%) (e)	0.94	0.92	0.91	0.92		0.94
Ratio of net investment income to average net assets (%)	1.95	1.64	1.56	2.26	(b)	1.78
Portfolio turnover rate (%)	14	16	5	8		12
Net assets, end of period (in millions)	$594.9	$495.7	$647.6	$585.6		$604.2

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$10.99	$15.22	$12.50	$12.89		$14.77

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.19	0.18	0.25	(b)	0.21
Net realized and unrealized gain (loss)	2.19	(3.02)	3.50	0.44		0.77

Total income (loss) from investment operations	2.38	(2.83)	3.68	0.69		0.98

Less Distributions
Distributions from net investment income	(0.13)	(0.37)	(0.29)	(0.25)		(0.27)
Distributions from net realized capital gains	(1.11)	(1.03)	(0.67)	(0.83)		(2.59)

Total distributions	(1.24)	(1.40)	(0.96)	(1.08)		(2.86)

Net Asset Value, End of Period	$12.13	$10.99	$15.22	$12.50		$12.89

Total Return (%) (c)	23.03	(20.56)	30.45	5.83	(d)	5.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.18	1.17	1.18		1.20
Net ratio of expenses to average net assets (%) (e)	1.19	1.17	1.16	1.17		1.19
Ratio of net investment income to average net assets (%)	1.70	1.39	1.29	2.01	(b)	1.50
Portfolio turnover rate (%)	14	16	5	8		12
Net assets, end of period (in millions)	$84.3	$74.7	$93.5	$76.3		$81.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.
Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $356,783. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $16,973,631. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$87,971,877	$0	$91,801,876

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$5,114,888	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$615,106,037

Gross unrealized appreciation	190,361,689
Gross unrealized depreciation	(109,261,165)

Net unrealized appreciation (depreciation)	$81,100,524

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$8,431,412	$19,890,152	$56,894,728	$46,059,396	$65,326,140	$65,949,548

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$17,741,782	$22,721,922	$81,137,961	$—	$121,601,665

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Dimensional International Small Company Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Dimensional International Small Company Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-52

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-53

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size.

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Brighthouse/Wellington Balanced Portfolio returned 22.99%, 22.72%, and 22.85%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 31.49% and 8.72%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 22.18%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in U.S. Federal Reserve (the “Fed”) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (“EU”) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019 by 0.25%. Trade tensions were volatile during the quarter but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

Returns varied by market-cap. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Global fixed income markets generated largely positive total returns during the year, driven by a decline in sovereign yields across most markets, particularly in the first three quarters of the year. Geopolitical uncertainty remained elevated amid ongoing trade talks between the U.S. and China, negotiations about the U.K.’s withdrawal from the EU, and U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies. By the end of the period, yields increased across most markets amid stabilizing global activity indicators and progress on trade talks. Inflation showed no meaningful acceleration even as wage growth edged higher. Global monetary policies continued along a more dovish path, in aggregate; the Fed cut rates three times before deciding to take a more patient approach on future adjustments. The U.S. dollar cemented its safe-haven status, strengthening versus most currencies amid trade frictions and slowing global growth prospects.

Absolute returns were positive for most fixed income sectors over the period against a backdrop of dovish global central bank policies and improved U.S.-China trade talks. On an excess return basis, lower-rated sectors were among the top performers, benefiting from continued demand for yield-producing assets.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its blended benchmark for the period. The equity portion of the Portfolio outperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2019. Strong stock selection within the Information Technology (“IT”), Real Estate and Financials sectors contributed the most to relative performance. This was partially offset by weaker stock selection within the Consumer Discretionary, Consumer Staples and Utilities sectors.

Among the Portfolio’s equity allocation, the largest individual relative contributors were an overweight to Advanced Micro Devices (IT), not having exposure to benchmark constituent Berkshire Hathaway (Financials), and an out-of-benchmark position in Burlington Stores (Consumer Discretionary). At the end of the period, we continued to hold both Advanced Micro Devices and Burlington Stores. Top relative detractors included an underweight to Apple (IT), and out-of-benchmark positions in TD Ameritrade (Financials) and Teva Pharmaceutical Industries (Health Care). We eliminated the Portfolio’s position in Teva Pharmaceutical Industries at the end of the period.

The fixed income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the period. The Portfolio’s allocations to structured finance sectors—Commercial Mortgage-Backed Securities (“CMBS”), Non-Agency Residential Mortgage-Backed Securities (“RMBS”), Agency Mortgage-Backed Securities (“MBS”), and Collateralized Loan Obligations contributed positively to relative returns. Out-of-benchmark exposures to High Yield and Bank Loans also contributed to relative outperformance over the period. The Portfolio was positioned relatively short duration toward the first half of the year, which detracted from performance as sovereign yields declined substantially during this period. Security selection within Agency MBS pass-throughs also had a negative impact on relative performance over the period.

During the period, the fixed income allocation of the Portfolio used Treasury futures, swaps, and options to manage duration and yield

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and Investment Grade and High Yield CDS index positions were used as a source of liquidity and to manage overall portfolio risk. Both High Yield and Investment Grade CDS positions were additive to performance during the period.

Within the equity portion of the Portfolio, our Global Industry Analysts remained focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. We continued to identify themes and opportunities that will shape future investment decisions.

At period end, we continued to believe the broad Health Care sector is attractive with several important themes driving structural growth longer term: demographic trends (aging population), spending (secular growth in expenditures), and innovation. The Portfolio’s top active positions at period end included Anthem, AstraZeneca, and Abbott Laboratories. During the period, we added to the Portfolio’s position in Abbott as the medical devices and diagnostics divisions continued to benefit from solid execution and innovation. Within IT, we continued to hold companies we expect will benefit from cloud computing growth, the proliferation of software as a service, and the ongoing transition to electronic payments. Among the Portfolio’s top active positions was Global Payments, a payment technology/software solutions company that helps merchants accept various payment types and improve efficiency. We were impressed with Global Payment’s strategy and execution and believed the company stood out relative to peers due to its ongoing mix shift to technology-led distribution.

As a reminder, the equity allocation of the Portfolio was managed in an industry-neutral structure relative to the benchmark, which ensured stock selection was the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care, and Financials sectors.

At the end of the period, the fixed income allocation of the Portfolio had a long duration posture. The Portfolio continued to be positioned for rising inflation expectations and maintained an allocation to Treasury Inflation-Protected Securities. The Portfolio was underweight to Investment Grade Credit at the end of the period, as we continued to favor BB-rated High Yield and select Emerging Market Corporate exposures. The Portfolio continued to be overweight to Securitized sectors (CMBS, Non-Agency RMBS).

At the end of the year, the Portfolio’s asset allocation breakdown was approximately a 61% allocation to equities and a 39% allocation to the fixed income securities and remained unchanged from the beginning of the period.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	22.99	8.39	9.82
Class B	22.72	8.12	9.54
Class E	22.85	8.23	9.65
S&P 500 Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75
Blended Index	22.18	8.37	9.77

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Equity Sectors

% of Net Assets
Information Technology	13.1
Health Care	8.9
Financials	7.3
Communication Services	6.9
Consumer Discretionary	6.6

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.0
Corporate Bonds & Notes	11.4
Mortgage-Backed Securities	5.4
Asset-Backed Securities	4.4
Floating Rate Loans	0.9

Top Equity Holdings

% of Net Assets
Microsoft Corp.	2.7
Apple, Inc.	2.3
Amazon.com, Inc.	2.2
Alphabet, Inc.	2.2
McDonald’s Corp.	1.6

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Securities	6.6
Ginnie Mae II 30 Yr. Pool	5.4
U.S. Treasury Bonds	3.6
Fannie Mae 30 Yr. Pool	2.1
U.S. Treasury Inflation Indexed Notes	1.4

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.49%	$1,000.00	$1,070.20	$2.56
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

Class B (a)	Actual	0.74%	$1,000.00	$1,068.50	$3.86
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class E (a)	Actual	0.64%	$1,000.00	$1,069.80	$3.34
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—61.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Boeing Co. (The)	19,401	$6,320,070
Lockheed Martin Corp.	24,029	9,356,412
United Technologies Corp.	77,135	11,551,737

		27,228,219

Air Freight & Logistics—0.2%
FedEx Corp.	13,045	1,972,534

Banks—2.0%
Bank of America Corp.	548,951	19,334,054
JPMorgan Chase & Co.	33,523	4,673,106
SVB Financial Group (a)	7,981	2,003,551

		26,010,711

Beverages—1.3%
Coca-Cola Co. (The)	299,920	16,600,572

Biotechnology—1.2%
89bio, Inc. (a) (b)	15,100	396,979
Alnylam Pharmaceuticals, Inc. (a)	3,070	353,572
Apellis Pharmaceuticals, Inc. (a)	6,574	201,296
Assembly Biosciences, Inc. (a) (b)	7,799	159,568
Atreca, Inc. - Class A (a) (b)	9,909	153,292
Audentes Therapeutics, Inc. (a)	3,620	216,621
Biogen, Inc. (a)	6,391	1,896,401
Biohaven Pharmaceutical Holding Co., Ltd. (a)	13,817	752,197
Bluebird Bio, Inc. (a) (b)	5,638	494,735
Coherus Biosciences, Inc. (a)	33,357	600,593
Constellation Pharmaceuticals, Inc. (a) (b)	7,000	329,770
Forty Seven, Inc. (a)	25,145	989,959
G1 Therapeutics, Inc. (a)	16,109	425,761
Global Blood Therapeutics, Inc. (a) (b)	7,945	631,548
GlycoMimetics, Inc. (a)	19,232	101,737
Heron Therapeutics, Inc. (a) (b)	11,282	265,127
Incyte Corp. (a)	6,062	529,334
Kodiak Sciences, Inc. (a) (b)	5,500	395,725
Madrigal Pharmaceuticals, Inc. (a) (b)	3,706	337,654
Medicines Co. (The) (a) (b)	22,013	1,869,784
Momenta Pharmaceuticals, Inc. (a)	17,000	335,410
Myovant Sciences, Ltd. (a)	23,549	365,480
PhaseBio Pharmaceuticals, Inc. (a) (b)	8,100	49,491
Portola Pharmaceuticals, Inc. (a) (b)	26,875	641,775
Radius Health, Inc. (a) (b)	12,031	242,545
Rigel Pharmaceuticals, Inc. (a)	41,463	88,731
Seattle Genetics, Inc. (a)	7,675	876,945
Syndax Pharmaceuticals, Inc. (a)	26,685	234,294
Vertex Pharmaceuticals, Inc. (a)	6,524	1,428,430

		15,364,754

Capital Markets—1.8%
Ares Management Corp. - Class A	85,848	3,063,915
Blackstone Group, Inc. (The) - Class A (b)	105,860	5,921,808
Blucora, Inc. (a)	108,919	2,847,143
Hamilton Lane, Inc. - Class A (b)	37,884	2,257,886
Raymond James Financial, Inc.	20,384	1,823,553
S&P Global, Inc.	13,519	3,691,363

Capital Markets—(Continued)
TD Ameritrade Holding Corp.	65,573	3,258,978

		22,864,646

Chemicals—1.5%
Cabot Corp. (b)	59,916	2,847,208
Celanese Corp.	17,895	2,203,232
FMC Corp.	30,375	3,032,033
Ingevity Corp. (a)	23,105	2,018,915
Linde plc	21,628	4,604,601
Livent Corp. (a) (b)	43,807	374,550
PPG Industries, Inc.	30,489	4,069,977

		19,150,516

Communications Equipment—0.2%
Lumentum Holdings, Inc. (a)	38,386	3,044,010

Construction & Engineering—0.1%
Dycom Industries, Inc. (a)	23,399	1,103,263

Consumer Finance—0.5%
American Express Co.	35,198	4,381,799
OneMain Holdings, Inc.	51,283	2,161,578

		6,543,377

Containers & Packaging—0.5%
Ball Corp.	58,666	3,793,930
International Paper Co.	46,891	2,159,331

		5,953,261

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (a) (b)	117,356	733,475

Diversified Financial Services—0.5%
AXA Equitable Holdings, Inc.	157,106	3,893,087
Voya Financial, Inc.	44,158	2,692,755

		6,585,842

Diversified Telecommunication Services—0.9%
Verizon Communications, Inc.	186,724	11,464,854

Electric Utilities—1.4%
Avangrid, Inc.	27,460	1,404,854
Duke Energy Corp.	37,272	3,399,579
Edison International	24,451	1,843,850
Exelon Corp.	169,005	7,704,938
PPL Corp.	101,630	3,646,484

		17,999,705

Electrical Equipment—0.2%
AMETEK, Inc.	5,926	591,059
Nvent Electric plc	51,145	1,308,289
Rockwell Automation, Inc.	1,193	241,786

		2,141,134

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.3%
Schlumberger, Ltd.	97,932	$3,936,866

Entertainment—1.4%
Electronic Arts, Inc. (a)	62,872	6,759,369
Liberty Media Corp.-Liberty Formula One - Class C (a)	22,870	1,051,219
Netflix, Inc. (a)	13,184	4,265,947
Spotify Technology S.A. (a)	6,716	1,004,378
Walt Disney Co. (The)	32,246	4,663,739

		17,744,652

Equity Real Estate Investment Trusts—2.1%
Alexandria Real Estate Equities, Inc.	23,460	3,790,667
American Tower Corp.	38,702	8,894,494
Camden Property Trust	25,555	2,711,385
Equinix, Inc.	12,556	7,328,937
Healthpeak Properties, Inc.	63,659	2,194,326
STORE Capital Corp.	41,976	1,563,186

		26,482,995

Food & Staples Retailing—0.3%
Performance Food Group Co. (a)	63,643	3,276,342

Food Products—0.7%
Mondelez International, Inc. - Class A	172,306	9,490,614

Gas Utilities—0.1%
UGI Corp.	39,563	1,786,665

Health Care Equipment & Supplies—2.2%
Abbott Laboratories	122,675	10,655,551
Baxter International, Inc.	56,073	4,688,824
Danaher Corp.	36,812	5,649,906
Edwards Lifesciences Corp. (a)	19,236	4,487,566
Envista Holdings Corp. (a)	16,037	475,337
Shockwave Medical, Inc. (a) (b)	44,200	1,941,264

		27,898,448

Health Care Providers & Services—1.9%
Anthem, Inc.	39,226	11,847,429
HCA Healthcare, Inc.	26,082	3,855,180
UnitedHealth Group, Inc.	27,028	7,945,692

		23,648,301

Hotels, Restaurants & Leisure—2.0%
Hyatt Hotels Corp. - Class A	49,568	4,446,745
McDonald’s Corp.	103,871	20,525,949

		24,972,694

Household Products—1.3%
Procter & Gamble Co. (The)	129,315	16,151,443

Independent Power and Renewable Electricity Producers—0.3%
NRG Energy, Inc.	112,951	4,489,802

Industrial Conglomerates—0.2%
3M Co.	11,363	2,004,660
General Electric Co.	93,887	1,047,779

		3,052,439

Insurance—2.4%
American International Group, Inc.	109,196	5,605,031
Assurant, Inc.	26,670	3,495,904
Assured Guaranty, Ltd.	91,311	4,476,065
Athene Holding, Ltd. - Class A (a)	72,530	3,411,086
Hartford Financial Services Group, Inc. (The)	64,782	3,936,802
Marsh & McLennan Cos., Inc.	41,967	4,675,543
Progressive Corp. (The)	33,719	2,440,918
Prudential Financial, Inc.	14,274	1,338,045
Trupanion, Inc. (a) (b)	36,615	1,371,598

		30,750,992

Interactive Media & Services—3.3%
Alphabet, Inc. - Class A (a)	20,696	27,720,016
Facebook, Inc. - Class A (a)	66,973	13,746,208

		41,466,224

Internet & Direct Marketing Retail—2.2%
Amazon.com, Inc. (a)	15,282	28,238,691

IT Services—3.2%
FleetCor Technologies, Inc. (a)	15,195	4,371,905
Genpact, Ltd.	67,109	2,829,987
Global Payments, Inc.	53,002	9,676,045
GoDaddy, Inc. - Class A (a)	33,695	2,288,564
PayPal Holdings, Inc. (a)	40,930	4,427,398
VeriSign, Inc. (a)	23,260	4,481,737
Visa, Inc. - Class A (b)	55,786	10,482,189
WEX, Inc. (a)	11,471	2,402,716

		40,960,541

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	24,160	7,848,859

Machinery—1.5%
Fortive Corp.	49,611	3,789,784
Gardner Denver Holdings, Inc. (a)	116,851	4,286,095
Greenbrier Cos., Inc. (The)	19,126	620,256
Illinois Tool Works, Inc.	15,568	2,796,480
Ingersoll-Rand plc	30,834	4,098,455
PACCAR, Inc.	20,120	1,591,492
Rexnord Corp. (a)	16,521	538,915
Wabtec Corp (b)	18,031	1,402,812

		19,124,289

Media—1.4%
Charter Communications, Inc. - Class A (a)	11,841	5,743,832
Comcast Corp. - Class A	245,437	11,037,302
New York Times Co. (The) - Class A (b)	13,944	448,579

		17,229,713

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—0.7%
National Grid plc (ADR)	34,297	$2,149,393
Sempra Energy	48,852	7,400,101

		9,549,494

Oil, Gas & Consumable Fuels—2.7%
BP plc (ADR)	51,536	1,944,969
Chevron Corp.	47,102	5,676,262
Concho Resources, Inc.	14,988	1,312,499
Diamondback Energy, Inc.	17,407	1,616,414
Encana Corp. (b)	308,559	1,447,142
Exxon Mobil Corp.	162,584	11,345,111
Marathon Petroleum Corp.	69,582	4,192,315
Noble Energy, Inc.	80,049	1,988,417
Paragon Offshore Finance Co. - Class A (a)	162	49
Paragon Offshore Finance Co. - Class B (a)	81	1,627
Pioneer Natural Resources Co.	9,406	1,423,786
TC Energy Corp.	69,065	3,681,855
TE Holdcorp LLC (a) (c) (d)	2,426	0

		34,630,446

Pharmaceuticals—3.0%
Aerie Pharmaceuticals, Inc. (a) (b)	13,052	315,467
AstraZeneca plc (ADR)	189,114	9,429,224
Bristol-Myers Squibb Co.	107,443	6,896,766
Dermira, Inc. (a) (b)	61,823	937,237
Eli Lilly & Co.	43,299	5,690,787
MyoKardia, Inc. (a) (b)	10,435	760,555
Nektar Therapeutics (a) (b)	30,626	661,062
Odonate Therapeutics, Inc. (a)	13,213	428,762
Pfizer, Inc.	285,493	11,185,616
Reata Pharmaceuticals, Inc. - Class A (a)	1,899	388,213
Revance Therapeutics, Inc. (a)	42,841	695,309
Satsuma Pharmaceuticals, Inc. (a)	6,000	118,080
Tricida, Inc. (a)	15,535	586,291
WAVE Life Sciences, Ltd. (a) (b)	12,586	100,877

		38,194,246

Professional Services—0.7%
Equifax, Inc.	10,245	1,435,529
IHS Markit, Ltd. (a)	61,624	4,643,369
TransUnion	14,402	1,232,955
TriNet Group, Inc. (a)	37,812	2,140,537

		9,452,390

Road & Rail—0.7%
J.B. Hunt Transport Services, Inc.	28,938	3,379,380
Norfolk Southern Corp.	4,369	848,154
Uber Technologies, Inc. (a)	146,473	4,356,107

		8,583,641

Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)	141,060	6,469,012
First Solar, Inc. (a) (b)	9,245	517,350

Semiconductors & Semiconductor Equipment—(Continued)
Intel Corp.	45,921	2,748,372
KLA Corp.	19,502	3,474,671
Lattice Semiconductor Corp. (a) (b)	136,615	2,614,811
Marvell Technology Group, Ltd. (b)	134,397	3,569,584
Micron Technology, Inc. (a)	78,746	4,234,960
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	47,548	2,762,539
Teradyne, Inc.	29,799	2,031,994
Texas Instruments, Inc.	40,092	5,143,403

		33,566,696

Software—4.6%
Adobe, Inc. (a)	8,576	2,828,451
Ceridian HCM Holding, Inc. (a)	6,753	458,394
Guidewire Software, Inc. (a)	9,196	1,009,445
Microsoft Corp.	219,232	34,572,886
Salesforce.com, Inc. (a)	34,093	5,544,885
ServiceNow, Inc. (a)	4,694	1,325,210
Slack Technologies, Inc. - Class A (a) (b)	26,654	599,182
Splunk, Inc. (a)	7,321	1,096,466
SS&C Technologies Holdings, Inc.	93,378	5,733,409
SVMK, Inc. (a)	155,933	2,786,523
Workday, Inc. - Class A (a)	13,552	2,228,626

		58,183,477

Specialty Retail—1.5%
Burlington Stores, Inc. (a)	14,426	3,289,561
Lowe’s Cos., Inc.	30,908	3,701,542
TJX Cos., Inc. (The)	191,835	11,713,445

		18,704,548

Technology Hardware, Storage & Peripherals—2.5%
Apple, Inc.	97,918	28,753,621
Western Digital Corp.	43,909	2,786,904

		31,540,525

Textiles, Apparel & Luxury Goods—0.9%
Under Armour, Inc. - Class A (a) (b)	313,346	6,768,273
Under Armour, Inc. - Class C (a) (b)	228,276	4,378,334

		11,146,607

Trading Companies & Distributors—0.1%
Triton International, Ltd. (b)	27,440	1,103,088

Total Common Stocks (Cost $627,532,069)		787,966,601

U.S. Treasury & Government Agencies—24.0%

Agency Sponsored Mortgage - Backed—18.9%
Fannie Mae 15 Yr. Pool
3.000%, 07/01/28	1,144,586	1,179,085
3.000%, 02/01/31	140,453	144,559
4.000%, 04/01/26	27,612	28,876

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.000%, 02/01/29	626,392	$653,298
4.500%, 06/01/24	128,623	133,510
4.500%, 02/01/25	33,010	34,416
4.500%, 04/01/25	5,655	5,944
4.500%, 07/01/25	26,050	27,253
4.500%, 06/01/26	570,722	599,911
Fannie Mae 20 Yr. Pool
3.000%, 03/01/37	748,146	767,566
5.000%, 02/01/23	23,929	25,528
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	635,988	655,860
3.000%, 03/01/43	813,850	838,721
3.000%, 04/01/43	762,066	785,437
3.000%, 05/01/43	2,069,470	2,134,093
3.000%, 06/01/43	244,758	252,937
3.500%, 03/01/43	42,109	44,416
3.500%, 05/01/43	77,947	81,977
3.500%, 07/01/43	189,881	200,161
3.500%, 08/01/43	343,828	362,308
3.500%, 10/01/44	319,254	337,587
3.500%, 02/01/45	391,532	408,784
3.500%, 09/01/46	763,278	793,131
3.500%, 10/01/46	340,597	354,041
3.500%, 11/01/46	212,860	225,088
3.500%, 09/01/47	296,742	311,333
3.500%, 12/01/47	162,794	171,407
3.500%, 01/01/48	1,166,535	1,210,601
3.500%, 02/01/48	228,693	239,553
4.000%, 10/01/40	676,129	725,069
4.000%, 11/01/40	302,708	324,602
4.000%, 12/01/40	220,190	236,094
4.000%, 02/01/41	107,473	115,247
4.000%, 03/01/41	254,813	273,273
4.000%, 08/01/42	147,311	157,560
4.000%, 09/01/42	219,631	235,024
4.000%, 03/01/45	38,043	40,304
4.000%, 07/01/45	195,138	209,684
4.000%, 05/01/46	114,441	120,837
4.000%, 06/01/46	253,182	266,656
4.000%, 04/01/47	283,998	305,116
4.000%, 07/01/48	1,943,427	2,025,545
4.000%, 09/01/48	831,855	867,836
4.000%, 02/01/49	1,041,296	1,085,292
4.500%, 10/01/40	591,415	642,065
4.500%, 09/01/41	70,797	76,882
4.500%, 10/01/41	257,816	279,788
4.500%, 08/01/42	77,599	82,835
4.500%, 09/01/43	1,467,037	1,583,299
4.500%, 10/01/43	175,036	187,567
4.500%, 12/01/43	152,042	164,041
4.500%, 01/01/44	466,461	508,255
5.000%, 04/01/33	2,674	2,945
5.000%, 07/01/33	7,975	8,771
5.000%, 09/01/33	129,792	143,052
5.000%, 11/01/33	33,415	36,836

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 12/01/33	13,572	14,956
5.000%, 02/01/34	6,071	6,692
5.000%, 03/01/34	2,884	3,178
5.000%, 04/01/34	2,751	3,032
5.000%, 06/01/34	2,860	3,151
5.000%, 07/01/34	39,490	43,527
5.000%, 10/01/34	98,609	108,675
5.000%, 07/01/35	68,916	75,954
5.000%, 10/01/35	76,197	83,989
5.000%, 12/01/35	60,101	66,242
5.000%, 08/01/36	54,254	59,798
5.000%, 07/01/37	30,251	33,347
5.000%, 07/01/41	53,566	58,951
5.000%, 08/01/41	25,102	27,693
5.000%, 03/01/49	4,123,294	4,409,409
5.500%, 08/01/28	22,391	24,077
5.500%, 04/01/33	36,356	40,552
5.500%, 08/01/37	215,972	243,010
5.500%, 04/01/41	16,410	18,023
6.000%, 03/01/28	1,323	1,456
6.000%, 02/01/34	147,856	166,855
6.000%, 08/01/34	79,223	90,833
6.000%, 04/01/35	662,151	759,088
6.000%, 02/01/38	52,366	59,926
6.000%, 03/01/38	16,656	19,108
6.000%, 05/01/38	54,120	62,087
6.000%, 10/01/38	16,085	18,452
6.000%, 12/01/38	20,273	23,257
6.500%, 05/01/40	371,915	421,769
Fannie Mae ARM Pool
3.981%, 12M LIBOR + 1.775%, 12/01/40 (e)	45,924	47,894
4.385%, 12M LIBOR + 1.819%, 09/01/41 (e)	65,147	68,178
4.703%, 12M LIBOR + 1.778%, 06/01/41 (e)	93,913	98,149
4.822%, 12M LIBOR + 1.750%, 03/01/41 (e)	37,481	39,105
4.903%, 12M LIBOR + 1.820%, 03/01/41 (e)	10,512	11,013
Fannie Mae Connecticut Avenue Securities (CMO)
2.512%, 1M LIBOR + 0.720%, 01/25/31 (e)	351,678	351,761
5.342%, 1M LIBOR + 3.550%, 07/25/29 (e)	390,000	412,731
6.142%, 1M LIBOR + 4.350%, 05/25/29 (e)	654,333	689,777
6.692%, 1M LIBOR + 4.900%, 11/25/24 (e)	234,974	258,069
7.492%, 1M LIBOR + 5.700%, 04/25/28 (e)	122,827	136,384
7.792%, 1M LIBOR + 6.000%, 09/25/28 (e)	105,453	116,034
Fannie Mae Interest Strip (CMO)
2.000%, 09/25/39	342,349	332,963
4.000%, 05/25/27 (f)	229,632	17,943
Fannie Mae Pool
2.430%, 08/01/26	198,875	199,973
3.240%, 12/01/26	79,630	83,954
3.410%, 08/01/27	467,595	496,972
3.500%, 09/01/57	1,835,088	1,929,740
3.500%, 05/01/58	1,121,087	1,176,856
4.000%, 06/01/41	787,265	838,279
4.500%, 01/01/51	1,488,553	1,595,607
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/36 (g)	23,783	20,459

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
Zero Coupon, 06/25/36 (g)	196,492	$175,862
1.750%, 12/25/42	458,032	448,755
2.000%, 08/25/43	223,497	220,178
2.128%, 05/25/46 (e) (f)	539,572	27,664
2.258%, 04/25/55 (e) (f)	542,280	33,599
2.278%, 06/25/55 (e) (f)	432,418	22,107
2.500%, 06/25/28 (f)	139,340	8,861
2.507%, 08/25/44 (e) (f)	478,839	25,946
3.000%, 02/25/27 (f)	339,207	19,797
3.000%, 09/25/27 (f)	127,291	9,295
3.000%, 01/25/28 (f)	817,395	57,106
3.000%, 05/25/47	353,517	360,909
3.000%, 09/25/47	1,200,195	1,222,558
3.000%, 06/25/48	1,013,853	1,037,364
3.000%, 10/25/48	903,376	929,862
3.000%, 08/25/49	1,013,168	1,038,511
3.500%, 05/25/27 (f)	350,828	28,007
3.500%, 10/25/27 (f)	220,605	18,116
3.500%, 05/25/30 (f)	239,137	23,406
3.500%, 08/25/30 (f)	72,280	6,755
3.500%, 02/25/31 (f)	167,749	12,166
3.500%, 09/25/35 (f)	157,054	19,390
3.500%, 04/25/46	149,500	166,900
3.500%, 10/25/46 (f)	153,180	31,092
3.500%, 11/25/47	989,593	1,038,139
3.500%, 02/25/48	306,008	316,325
3.500%, 12/25/58	1,174,071	1,227,273
4.000%, 03/25/42 (f)	102,347	10,970
4.000%, 05/25/42 (f)	662,761	81,286
4.000%, 11/25/42 (f)	57,468	8,162
4.500%, 07/25/27 (f)	105,410	8,314
5.000%, 06/25/48 (f)	745,640	148,324
5.469%, 05/25/42 (e) (f)	50,568	4,996
5.500%, 04/25/35	302,054	342,953
5.500%, 04/25/37	104,567	117,877
5.500%, 09/25/44 (f)	477,348	104,459
5.500%, 06/25/48 (f)	507,900	101,333
6.000%, 01/25/42 (f)	484,872	82,838
6.000%, 09/25/47 (f)	331,368	78,502
Fannie Mae-ACES
1.332%, 06/25/34 (e) (f)	3,652,714	453,101
1.568%, 05/25/29 (e) (f)	2,694,339	280,506
1.987%, 01/25/22 (e) (f)	606,215	11,843
3.329%, 10/25/23 (e)	428,097	446,901
Freddie Mac 15 Yr. Gold Pool
3.000%, 07/01/28	488,040	502,619
3.000%, 08/01/29	285,361	295,629
3.000%, 04/01/33	858,993	883,130
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/36	1,013,808	1,037,928
3.000%, 01/01/37	769,921	788,236
3.500%, 08/01/34	642,099	672,007
5.000%, 03/01/27	50,668	54,082
5.000%, 02/01/28	162,797	173,809
5.000%, 03/01/28	77,865	83,131

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
5.000%, 05/01/28	300,571	321,153
5.000%, 05/01/30	297,015	319,796
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/44	16,011	16,414
3.000%, 08/01/46	1,477,418	1,513,086
3.000%, 10/01/46	1,493,102	1,529,182
3.000%, 11/01/46	2,315,475	2,374,676
3.000%, 12/01/46	727,049	746,154
3.000%, 01/01/47	823,609	843,511
3.500%, 08/01/42	99,691	106,873
3.500%, 11/01/42	152,686	160,897
3.500%, 06/01/46	232,335	242,188
3.500%, 10/01/47	1,054,401	1,095,019
3.500%, 03/01/48	595,133	628,182
4.000%, 05/01/42	671,032	719,872
4.000%, 08/01/42	185,407	198,476
4.000%, 09/01/42	246,940	264,285
4.000%, 07/01/44	43,409	45,596
4.000%, 02/01/46	260,458	275,966
4.000%, 09/01/48	169,562	177,292
4.500%, 09/01/43	91,749	99,074
4.500%, 11/01/43	859,229	929,121
5.000%, 03/01/38	56,824	62,701
5.000%, 05/01/39	6,198	6,828
5.000%, 06/01/41	381,041	419,562
5.000%, 03/01/49	518,315	553,937
5.500%, 07/01/33	88,156	97,332
5.500%, 04/01/39	39,197	44,032
5.500%, 06/01/41	144,926	162,722
Freddie Mac 30 Yr. Pool
3.000%, 01/01/50	4,600,000	4,666,394
5.000%, 06/01/49	670,097	715,486
Freddie Mac ARM Non-Gold Pool 5.025%, 12M LIBOR + 1.900%, 02/01/41 (e)	50,306	52,439
Freddie Mac Multifamily Structured Pass-Through Certificates
0.607%, 03/25/27 (e) (f)	4,349,154	166,725
1.425%, 06/25/22 (e) (f)	1,741,892	52,180
1.591%, 03/25/22 (e) (f)	1,255,287	37,828
Freddie Mac REMICS (CMO)
Zero Coupon, 11/15/36 (g)	22,023	19,771
1.750%, 10/15/42	386,160	378,676
2.500%, 05/15/28 (f)	149,546	10,369
3.000%, 03/15/28 (f)	395,546	27,318
3.000%, 05/15/32 (f)	177,943	10,156
3.000%, 03/15/33 (f)	146,408	15,621
3.000%, 08/15/43	1,056,000	1,070,034
3.000%, 05/15/46	481,010	495,009
3.250%, 11/15/41	238,829	247,227
3.500%, 06/15/26 (f)	185,427	8,114
3.500%, 09/15/26 (f)	74,888	5,906
3.500%, 03/15/27 (f)	119,623	8,213
3.500%, 03/15/41 (f)	246,135	20,746
4.000%, 07/15/27 (f)	453,586	32,605
4.000%, 03/15/28 (f)	223,637	16,519
4.000%, 06/15/28 (f)	125,326	10,225

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
4.000%, 07/15/30 (f)	293,700	$30,039
4.000%, 11/15/40	232,000	250,770
4.750%, 07/15/39	417,231	461,156
5.000%, 09/15/33 (f)	196,440	35,308
5.000%, 02/15/48 (f)	291,889	58,699
5.500%, 08/15/33	49,173	54,988
5.500%, 07/15/36	112,115	126,136
5.500%, 06/15/46	149,439	169,122
6.500%, 07/15/36	145,967	164,326
FREMF Mortgage Trust 5.278%, 09/25/43 (144A) (e)	855,000	862,356
Ginnie Mae I 30 Yr. Pool
3.000%, 12/15/44	23,728	24,428
3.000%, 02/15/45	63,230	65,077
3.000%, 04/15/45	814,988	838,774
3.000%, 05/15/45	1,042,035	1,072,554
3.000%, 07/15/45	28,095	28,898
4.000%, 09/15/42	692,447	737,320
4.500%, 04/15/41	481,817	524,060
4.500%, 02/15/42	1,021,524	1,110,247
5.000%, 12/15/38	37,019	41,264
5.000%, 04/15/39	701,045	780,541
5.000%, 07/15/39	61,527	68,292
5.000%, 12/15/40	99,845	111,251
5.500%, 12/15/40	350,693	391,432
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (h)	28,650,000	29,409,758
3.500%, 08/20/47	293,958	305,334
3.500%, 11/20/49	1,796,204	1,860,615
3.500%, TBA (h)	18,213,000	18,767,338
4.000%, 11/20/47	251,206	265,120
4.000%, 03/20/48	901,196	940,970
4.000%, TBA (h)	15,392,000	15,930,370
4.500%, 01/20/46	100,769	107,556
4.500%, TBA (h)	180,000	188,192
5.000%, 10/20/39	16,150	17,858
5.000%, TBA (h)	616,000	649,236
Government National Mortgage Association (CMO)
0.795%, 02/16/53 (e) (f)	1,886,825	90,346
1.750%, 09/20/43	378,276	374,533
2.000%, 01/20/42	364,278	362,880
2.500%, 12/16/39	315,981	320,729
2.500%, 07/20/41	539,139	546,235
3.000%, 09/20/28 (f)	157,509	11,887
3.000%, 02/16/43 (f)	111,339	16,166
3.000%, 10/20/47	307,494	313,311
3.500%, 02/16/27 (f)	63,925	5,046
3.500%, 03/20/27 (f)	162,939	14,053
3.500%, 10/20/29 (f)	903,211	86,851
3.500%, 07/20/40 (f)	164,034	13,317
3.500%, 02/20/41 (f)	242,520	21,023
3.500%, 04/20/42 (f)	428,768	42,559
3.500%, 10/20/42 (f)	667,484	121,427
3.500%, 05/20/43 (f)	94,982	18,984
3.500%, 07/20/43 (f)	335,859	42,539
4.000%, 12/16/26 (f)	42,721	3,563

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
4.000%, 05/20/29 (f)	671,962	58,000
4.000%, 05/16/42 (f)	73,450	10,532
4.000%, 03/20/43 (f)	126,418	24,061
4.000%, 01/20/44 (f)	57,347	12,293
4.000%, 11/20/44 (f)	934,478	162,301
4.000%, 03/20/47 (f)	456,105	71,746
4.000%, 07/20/47 (f)	702,928	112,018
4.500%, 04/20/45 (f)	199,699	43,285
5.000%, 02/16/40 (f)	520,827	107,182
5.000%, 10/16/41 (f)	264,932	46,576
5.000%, 12/20/43 (f)	552,162	138,080
5.000%, 01/16/47 (f)	129,016	27,928
5.500%, 03/20/39 (f)	371,166	74,381
5.500%, 02/16/47 (f)	353,872	83,805
5.500%, 02/20/47 (f)	219,748	42,468
6.000%, 09/20/40 (f)	401,249	86,507
6.000%, 02/20/46 (f)	341,707	83,507
Uniform Mortgage-Backed Securities
2.500%, TBA (h)	10,720,000	10,810,572
3.000%, TBA (h)	51,784,000	52,517,235
3.500%, TBA (h)	4,109,000	4,224,671
4.000%, TBA (h)	5,825,000	6,057,132
4.500%, TBA (h)	7,180,000	7,558,250
5.000%, TBA (h)	1,359,000	1,434,408
6.000%, TBA (h)	1,000,000	1,102,326

		240,645,249

U.S. Treasury—5.1%
U.S. Treasury Bonds
2.250%, 08/15/46	915,000	888,092
2.875%, 11/15/46	1,600,000	1,752,960
3.000%, 11/15/45	1,980,000	2,212,368
3.000%, 02/15/47 (i)	1,500,000	1,683,351
3.000%, 02/15/48 (i)	1,860,000	2,088,523
3.000%, 02/15/49	3,140,000	3,538,272
3.125%, 08/15/44 (i) (j)	24,060,000	27,335,793
3.750%, 11/15/43 (i)	4,885,000	6,101,575
U.S. Treasury Inflation Indexed Bond 1.000%, 02/15/49 (b) (k)	833,435	925,816
U.S. Treasury Inflation Indexed Notes
0.250%, 01/15/25 (k) (l)	8,716,508	8,793,371
0.250%, 07/15/29 (k)	2,520,005	2,544,182
0.625%, 01/15/26 (k)	3,671,268	3,783,483
0.875%, 01/15/29 (k)	2,527,393	2,683,546

		64,331,332

Total U.S. Treasury & Government Agencies (Cost $301,009,486)		304,976,581

Corporate Bonds & Notes—11.4%

Aerospace/Defense—0.2%
Boeing Co. (The) 3.250%, 02/01/35	470,000	480,014

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
L3Harris Technologies, Inc.
2.900%, 12/15/29 (b)	555,000	$562,964
3.850%, 06/15/23 (144A)	480,000	505,283
Lockheed Martin Corp. 4.090%, 09/15/52	300,000	350,763
United Technologies Corp.
2.800%, 05/04/24	25,000	25,679
3.650%, 08/16/23	215,000	226,488
3.950%, 08/16/25	345,000	376,059
4.450%, 11/16/38	285,000	336,632
4.625%, 11/16/48	90,000	112,423

		2,976,305

Agriculture—0.2%
Altria Group, Inc.
2.625%, 09/16/26	140,000	138,345
3.875%, 09/16/46	190,000	176,192
4.400%, 02/14/26	190,000	206,261
4.800%, 02/14/29	305,000	339,531
5.375%, 01/31/44	310,000	349,347
5.800%, 02/14/39	20,000	23,480
5.950%, 02/14/49	135,000	163,222
BAT Capital Corp.
2.789%, 09/06/24 (b)	565,000	569,128
4.390%, 08/15/37	720,000	727,580

		2,693,086

Apparel—0.0%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	50,000	53,750

Auto Manufacturers—0.2%
Ford Motor Co. 5.291%, 12/08/46	140,000	132,758
Ford Motor Credit Co. LLC
3.815%, 11/02/27	200,000	193,718
4.542%, 08/01/26	230,000	235,113
5.113%, 05/03/29	200,000	205,854
General Motors Co.
5.200%, 04/01/45	265,000	266,945
5.950%, 04/01/49	175,000	193,482
6.250%, 10/02/43	195,000	218,556
6.750%, 04/01/46	250,000	293,446
General Motors Financial Co., Inc. 3.561%, 3M LIBOR + 1.560%, 01/15/20 (e)	200,000	200,095
General Motors Financial of Canada, Ltd. 3.080%, 05/22/20 (CAD)	800,000	618,130
Nissan Canada, Inc. 1.750%, 04/09/20 (CAD)	150,000	115,404
VW Credit Canada, Inc. 2.566%, 3M CDOR + 0.500%, 03/30/20 (CAD) (e)	250,000	192,633

		2,866,134

Auto Parts & Equipment—0.0%
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/26 (b)	60,000	62,400

Banks—2.8%
Bank of America Corp.
2.456%, 3M LIBOR + 0.870%, 10/22/25 (e)	485,000	487,787
3.194%, 3M LIBOR + 1.180%, 07/23/30 (e)	1,315,000	1,358,486
3.366%, 3M LIBOR + 0.810%, 01/23/26 (e)	1,255,000	1,312,076
3.419%, 3M LIBOR + 1.040%, 12/20/28 (e)	118,000	123,746
3.705%, 3M LIBOR + 1.512%, 04/24/28 (e)	935,000	998,670
3.974%, 3M LIBOR + 1.210%, 02/07/30 (e)	405,000	444,908
7.750%, 05/14/38	630,000	991,078
Bank of China Hong Kong, Ltd. 5.550%, 02/11/20	100,000	100,305
Bank of New York Mellon Corp. (The) 2.100%, 10/24/24	785,000	785,284
BNG Bank NV 1.900%, 11/26/25 (AUD)	1,705,000	1,216,195
Citigroup, Inc.
2.312%, SOFR + 0.867%, 11/04/22 (e)	855,000	857,482
3.004%, 3M LIBOR + 1.100%, 05/17/24 (e)	680,000	689,020
3.200%, 10/21/26	545,000	564,892
3.352%, 3M LIBOR + 0.897%, 04/24/25 (e)	545,000	566,806
3.520%, 3M LIBOR + 1.151%, 10/27/28 (e)	230,000	241,871
3.980%, 3M LIBOR + 1.338%, 03/20/30 (e)	1,175,000	1,284,474
4.075%, 3M LIBOR + 1.192%, 04/23/29 (e)	165,000	180,657
4.450%, 09/29/27	55,000	60,526
Credit Suisse Group AG 6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (e)	845,000	919,149
Danske Bank A/S
5.000%, 01/12/22 (144A)	430,000	451,336
5.375%, 01/12/24 (144A)	450,000	493,820
Fifth Third Bancorp 2.375%, 01/28/25	375,000	375,245
Goldman Sachs Bank USA 2.150%, SOFR + 0.600%, 05/24/21 (e)	210,000	210,102
Goldman Sachs Group, Inc. (The)
2.905%, 3M LIBOR + 0.990%, 07/24/23 (e)	1,085,000	1,104,174
3.814%, 3M LIBOR + 1.158%, 04/23/29 (e)	270,000	289,209
4.017%, 3M LIBOR + 1.373%, 10/31/38 (e)	410,000	444,499
4.223%, 3M LIBOR + 1.301%, 05/01/29 (e)	45,000	49,554
6.250%, 02/01/41	245,000	342,192
6.750%, 10/01/37	410,000	568,310
HSBC Holdings plc
2.950%, 05/25/21	255,000	258,182
3.400%, 03/08/21	565,000	573,841
4.583%, 3M LIBOR + 1.535%, 06/19/29 (e)	260,000	290,376
Industrial & Commercial Bank of China, Ltd. 2.680%, 3M LIBOR + 0.770%, 05/23/20 (e)	250,000	250,178
JPMorgan Chase & Co.
3.166%, 3M LIBOR + 1.230%, 10/24/23 (e)	155,000	157,636
3.220%, 3M LIBOR + 1.155%, 03/01/25 (e)	550,000	569,848
3.509%, 3M LIBOR + 0.945%, 01/23/29 (e)	525,000	557,318
3.702%, 3M LIBOR + 1.160%, 05/06/30 (e)	390,000	419,581
3.797%, 3M LIBOR + 0.890%, 07/23/24 (e)	435,000	458,252
3.960%, 3M LIBOR + 1.245%, 01/29/27 (e)	1,475,000	1,599,329

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co.
4.005%, 3M LIBOR + 1.120%, 04/23/29 (e)	410,000	$449,774
KeyCorp 2.550%, 10/01/29	410,000	400,341
Landsbanki Islands Zero Coupon, 08/25/20 (c) (d) (m)	320,000	0
Metro Bank plc 5.500%, 5Y GUKG + 4.458%, 06/26/28 (GBP) (e)	500,000	538,119
Morgan Stanley
2.500%, 04/21/21	680,000	685,148
3.076%, 3M LIBOR + 1.140%, 01/27/20 (e)	50,000	50,038
3.125%, 07/27/26	180,000	185,661
3.591%, 3M LIBOR + 1.340%, 07/22/28 (e)	1,010,000	1,072,679
3.625%, 01/20/27	685,000	728,588
4.000%, 07/23/25	180,000	194,629
4.431%, 3M LIBOR + 1.628%, 01/23/30 (e)	75,000	84,716
5.000%, 11/24/25	322,000	362,415
PNC Bank N.A. 2.700%, 10/22/29	250,000	249,489
PNC Financial Services Group, Inc. (The) 2.200%, 11/01/24	545,000	546,503
Royal Bank of Canada 2.550%, 07/16/24	460,000	466,665
Santander Holdings USA, Inc. 3.700%, 03/28/22	330,000	339,050
State Street Corp. 2.354%, SOFR + 0.940%, 11/01/25 (e)	490,000	491,686
UBS Group Funding Switzerland AG
2.650%, 02/01/22 (144A) (b)	420,000	424,146
5.750%, 5Y EUR Swap + 5.287%, 02/19/22 (EUR) (e)	250,000	305,663
7.000%, 5Y USD Swap + 4.866%, 02/19/25 (e)	200,000	228,500
UniCredit S.p.A. 6.572%, 01/14/22 (144A)	605,000	649,536
Wells Fargo & Co.
2.406%, 3M LIBOR + 0.825%, 10/30/25 (e)	735,000	735,000
2.625%, 07/22/22	595,000	603,592
3.000%, 04/22/26	310,000	318,441
3.000%, 10/23/26	200,000	204,782
3.069%, 01/24/23	960,000	979,714
3.584%, 3M LIBOR + 1.310%, 05/22/28 (e)	505,000	536,292
3.750%, 01/24/24	645,000	681,256
4.900%, 11/17/45	290,000	353,703

		35,512,520

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/42	544,000	560,934
4.600%, 04/15/48	280,000	318,566
4.750%, 04/15/58	310,000	361,285
5.450%, 01/23/39	1,183,000	1,485,239
Constellation Brands, Inc. 2.650%, 11/07/22	260,000	263,518
Molson Coors Brewing Co. 3.000%, 07/15/26	505,000	510,768

Beverages—(Continued)
Molson Coors International L.P. 2.750%, 09/18/20 (CAD)	275,000	212,196

		3,712,506

Biotechnology—0.0%
Amgen, Inc. 2.650%, 05/11/22	295,000	299,381
Baxalta, Inc. 3.600%, 06/23/22	17,000	17,445

		316,826

Building Materials—0.0%
Standard Industries, Inc.
5.000%, 02/15/27 (144A)	10,000	10,425
6.000%, 10/15/25 (144A)	220,000	231,275

		241,700

Chemicals—0.2%
Alpek S.A.B. de C.V. 4.250%, 09/18/29 (144A)	345,000	351,900
Braskem Netherlands Finance B.V. 4.500%, 01/31/30 (144A)	960,000	955,680
Chemours Co. (The) 5.375%, 05/15/27	60,000	53,100
DuPont de Nemours, Inc. 4.205%, 11/15/23	680,000	726,922
Methanex Corp. 5.650%, 12/01/44	120,000	114,826
Olin Corp. 5.125%, 09/15/27	60,000	62,550
Sherwin-Williams Co. (The)
2.950%, 08/15/29	295,000	298,407
3.450%, 06/01/27	5,000	5,296
Syngenta Finance NV 4.892%, 04/24/25 (144A)	385,000	411,757

		2,980,438

Commercial Services—0.1%
Global Payments, Inc. 3.200%, 08/15/29	150,000	152,983
IHS Markit, Ltd. 4.125%, 08/01/23	940,000	998,816
Service Corp. International 5.125%, 06/01/29	120,000	127,500
United Rentals North America, Inc.
4.875%, 01/15/28	65,000	67,680
5.500%, 07/15/25	110,000	114,297

		1,461,276

Computers—0.3%
Apple, Inc.
2.200%, 09/11/29	1,225,000	1,200,148
3.450%, 02/09/45	215,000	225,913

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
IBM Credit LLC 2.384%, 3M LIBOR + 0.470%, 11/30/20 (e)	515,000	$516,860
International Business Machines Corp.
3.000%, 05/15/24 (b)	455,000	471,150
3.300%, 05/15/26	710,000	748,209
3.500%, 05/15/29	710,000	762,803
Western Digital Corp. 4.750%, 02/15/26 (b)	60,000	62,550

		3,987,633

Distribution/Wholesale—0.0%
HD Supply, Inc. 5.375%, 10/15/26 (144A)	50,000	53,000

Diversified Financial Services—0.2%
Capital One Financial Corp.
2.661%, 3M LIBOR + 0.760%, 05/12/20 (e)	255,000	255,478
3.900%, 01/29/24	390,000	413,344
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	1,355,000	1,390,049
Navient Corp. 5.875%, 03/25/21	20,000	20,660

		2,079,531

Electric—0.9%
AES Corp.
4.500%, 03/15/23	45,000	46,125
4.875%, 05/15/23	17,000	17,255
5.125%, 09/01/27	10,000	10,675
Berkshire Hathaway Energy Co. 3.250%, 04/15/28	245,000	258,714
Cleco Corporate Holdings LLC
3.375%, 09/15/29 (144A)	255,000	255,730
3.743%, 05/01/26	105,000	108,400
4.973%, 05/01/46	20,000	22,132
Commonwealth Edison Co.
3.650%, 06/15/46	325,000	344,095
4.000%, 03/01/48	85,000	95,434
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	85,000	97,299
Dominion Energy South Carolina, Inc. 5.100%, 06/01/65	95,000	123,122
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	313,581
Duke Energy Florida LLC 3.400%, 10/01/46	305,000	309,746
Duke Energy Indiana LLC 3.250%, 10/01/49	280,000	279,033
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	370,707
Evergy, Inc.
2.450%, 09/15/24	165,000	165,835
2.900%, 09/15/29	425,000	422,371

Electric—(Continued)
Exelon Corp.
2.450%, 04/15/21	80,000	80,344
2.850%, 06/15/20	480,000	481,068
3.950%, 06/15/25	585,000	628,586
Florida Power & Light Co. 3.990%, 03/01/49	80,000	91,505
Georgia Power Co.
2.000%, 09/08/20	848,000	847,650
4.300%, 03/15/42	365,000	399,421
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	346,273
MidAmerican Energy Co.
3.150%, 04/15/50	205,000	201,767
3.650%, 08/01/48	85,000	91,620
NextEra Energy Capital Holdings, Inc. 3.150%, 04/01/24	590,000	611,383
Northern States Power Co. 2.900%, 03/01/50	90,000	85,727
Oglethorpe Power Corp. 5.050%, 10/01/48	260,000	305,387
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	80,000	79,086
5.750%, 03/15/29	110,000	135,653
PacifiCorp 4.150%, 02/15/50	80,000	91,635
Public Service Electric & Gas Co. 3.800%, 03/01/46	90,000	98,964
Public Service Enterprise Group, Inc. 2.875%, 06/15/24	415,000	423,922
Puget Energy, Inc. 3.650%, 05/15/25	470,000	486,383
Sempra Energy
2.400%, 02/01/20	325,000	325,022
3.400%, 02/01/28	365,000	377,927
3.800%, 02/01/38	165,000	171,952
4.000%, 02/01/48	50,000	52,554
Southern California Edison Co.
2.850%, 08/01/29 (b)	315,000	314,247
4.000%, 04/01/47	116,000	121,750
4.125%, 03/01/48	69,000	73,494
Southern Co. (The)
2.950%, 07/01/23	130,000	133,268
3.250%, 07/01/26	335,000	348,643
4.400%, 07/01/46	10,000	11,057
Union Electric Co. 4.000%, 04/01/48	85,000	94,033
Xcel Energy, Inc. 3.500%, 12/01/49	160,000	162,112

		10,912,687

Electronics—0.0%
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	130,350

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—0.1%
Fluor Corp. 4.250%, 09/15/28	535,000	$538,098
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	940,000	1,031,650

		1,569,748

Entertainment—0.0%
WMG Acquisition Corp.
4.875%, 11/01/24 (144A) (b)	120,000	124,200
5.000%, 08/01/23 (144A)	40,000	40,900

		165,100

Environmental Control—0.1%
Clean Harbors, Inc.
4.875%, 07/15/27 (144A)	35,000	36,837
5.125%, 07/15/29 (144A)	25,000	26,815
Waste Management, Inc.
3.200%, 06/15/26	295,000	308,739
3.450%, 06/15/29	95,000	101,598
4.150%, 07/15/49	55,000	62,740

		536,729

Food—0.2%
Conagra Brands, Inc.
2.703%, 3M LIBOR + 0.750%, 10/22/20 (e)	155,000	155,014
4.300%, 05/01/24	175,000	188,332
4.600%, 11/01/25	55,000	60,702
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	1,200,000	1,299,612
TreeHouse Foods, Inc. 6.000%, 02/15/24 (144A)	60,000	62,175

		1,765,835

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A)	200,000	210,750

Forest Products & Paper—0.1%
Suzano Austria GmbH 5.000%, 01/15/30	950,000	998,659

Gas—0.1%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	95,000	104,737
Dominion Energy Gas Holdings LLC 2.500%, 11/15/24 (b)	475,000	476,781

		581,518

Healthcare-Products—0.0%
Alcon Finance Corp. 3.000%, 09/23/29 (144A)	265,000	269,218
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 (144A)	30,000	30,863

Healthcare-Products—(Continued)
Thermo Fisher Scientific, Inc. 3.000%, 04/15/23	45,000	46,240

		346,321

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	155,000	157,417
Anthem, Inc.
2.875%, 09/15/29	345,000	343,057
3.500%, 08/15/24	430,000	450,464
4.375%, 12/01/47	35,000	38,525
4.625%, 05/15/42	170,000	191,327
Centene Corp.
4.250%, 12/15/27 (144A)	20,000	20,575
4.625%, 12/15/29 (144A)	20,000	21,077
CHS/Community Health Systems, Inc.
5.125%, 08/01/21 (b)	110,000	110,000
6.250%, 03/31/23	30,000	30,450
CommonSpirit Health 3.347%, 10/01/29	275,000	276,298
HCA, Inc. 4.125%, 06/15/29	250,000	264,907
UnitedHealth Group, Inc.
2.375%, 08/15/24	325,000	329,014
2.875%, 08/15/29	275,000	282,632
3.500%, 08/15/39	190,000	199,011
3.700%, 12/15/25	200,000	216,236
3.700%, 08/15/49	80,000	85,696
4.750%, 07/15/45	70,000	85,944

		3,102,630

Home Builders—0.0%
Lennar Corp. 4.750%, 11/29/27	125,000	134,688
PulteGroup, Inc. 5.500%, 03/01/26	60,000	67,050
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	141,700

		343,438

Insurance—0.2%
Aon Corp. 2.200%, 11/15/22	350,000	351,451
CNO Financial Group, Inc. 5.250%, 05/30/25	175,000	193,812
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	89,100
Marsh & McLennan Cos., Inc.
3.875%, 03/15/24	330,000	351,764
4.375%, 03/15/29	140,000	159,406
4.750%, 03/15/39	245,000	295,505
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/70 (144A)	83,000	79,931

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
MGIC Investment Corp. 5.750%, 08/15/23	90,000	$99,450
Unum Group
4.000%, 06/15/29	145,000	152,091
4.500%, 12/15/49	240,000	233,677
Willis North America, Inc.
2.950%, 09/15/29	170,000	168,246
3.600%, 05/15/24	210,000	219,241
4.500%, 09/15/28	310,000	341,403

		2,735,077

Internet—0.2%
Alibaba Group Holding, Ltd.
3.400%, 12/06/27	810,000	842,935
4.200%, 12/06/47	200,000	221,505
Amazon.com, Inc. 3.875%, 08/22/37	515,000	583,932
Tencent Holdings, Ltd.
3.595%, 01/19/28 (144A)	250,000	260,659
3.975%, 04/11/29 (144A)	700,000	754,944

		2,663,975

Iron/Steel—0.1%
Commercial Metals Co. 5.375%, 07/15/27	60,000	63,000
Metinvest B.V.
5.625%, 06/17/25 (144A) (EUR)	355,000	404,432
7.750%, 10/17/29 (144A)	630,000	643,677
Steel Dynamics, Inc. 5.500%, 10/01/24	65,000	66,956

		1,178,065

Leisure Time—0.0%
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A)	30,000	31,425

Lodging—0.0%
Hilton Domestic Operating Co., Inc. 5.125%, 05/01/26	100,000	105,250
Las Vegas Sands Corp. 3.500%, 08/18/26	220,000	226,092
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, 05/15/27 (144A)	10,000	10,625
5.500%, 03/01/25 (144A)	20,000	21,425

		363,392

Machinery-Construction & Mining—0.0%
BWX Technologies, Inc. 5.375%, 07/15/26 (144A)	30,000	31,800
Oshkosh Corp. 5.375%, 03/01/25	75,000	77,344

		109,144

Media—0.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A)	15,000	15,825
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.800%, 03/01/50	215,000	225,930
4.908%, 07/23/25	50,000	55,038
5.125%, 07/01/49	105,000	113,942
5.750%, 04/01/48	165,000	192,171
6.484%, 10/23/45	690,000	860,485
Comcast Corp.
3.150%, 03/01/26	405,000	424,195
3.200%, 07/15/36	100,000	102,029
3.250%, 11/01/39	470,000	476,174
3.950%, 10/15/25	210,000	229,020
4.049%, 11/01/52	45,000	50,441
4.150%, 10/15/28	190,000	213,728
4.250%, 10/15/30	90,000	102,752
4.600%, 10/15/38	240,000	285,465
4.950%, 10/15/58	195,000	253,194
COX Communications, Inc. 3.150%, 08/15/24 (144A)	1,165,000	1,196,984
Discovery Communications LLC
2.800%, 06/15/20	400,000	401,038
3.800%, 03/13/24	99,000	104,432
3.950%, 06/15/25	2,000	2,133
5.000%, 09/20/37	265,000	298,831
6.350%, 06/01/40	355,000	450,692
DISH DBS Corp. 5.875%, 11/15/24	130,000	132,844
Time Warner Cable LLC 4.500%, 09/15/42	400,000	407,872
ViacomCBS, Inc.
3.700%, 06/01/28	200,000	209,830
4.200%, 06/01/29	235,000	256,324
4.250%, 09/01/23	340,000	361,886
5.875%, 3M LIBOR + 3.895%, 02/28/57 (e)	10,000	10,400
6.250%, 3M LIBOR + 3.899%, 02/28/57 (e)	15,000	16,635
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	159,500

		7,609,790

Mining—0.1%
Anglo American Capital plc
4.500%, 03/15/28 (144A)	200,000	214,098
4.750%, 04/10/27 (144A)	200,000	218,535
4.875%, 05/14/25 (144A)	520,000	570,851
Kaiser Aluminum Corp. 4.625%, 03/01/28 (144A)	30,000	30,780

		1,034,264

Miscellaneous Manufacturing—0.0%
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	210,000	211,891

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Multi-National—0.7%
Asian Development Bank 3.000%, 01/17/23 (NZD)	3,595,000	$2,516,178
Inter-American Development Bank
1.700%, 10/10/24 (CAD)	3,225,000	2,444,349
2.750%, 10/30/25 (AUD)	3,245,000	2,429,110
International Finance Corp. 1.375%, 09/13/24 (CAD)	1,630,000	1,217,627

		8,607,264

Office/Business Equipment—0.0%
CDW LLC / CDW Finance Corp. 4.250%, 04/01/28	60,000	62,925

Oil & Gas—0.5%
Apache Corp. 4.250%, 01/15/30 (b)	155,000	160,431
Canadian Natural Resources, Ltd.
2.050%, 06/01/20 (CAD)	210,000	161,622
2.890%, 08/14/20 (CAD)	580,000	448,528
Continental Resources, Inc.
4.375%, 01/15/28	220,000	233,668
4.900%, 06/01/44	10,000	10,589
5.000%, 09/15/22	30,000	30,200
Encana Corp. 3.900%, 11/15/21	195,000	199,606
Hess Corp.
5.600%, 02/15/41	40,000	46,730
6.000%, 01/15/40	10,000	11,789
7.125%, 03/15/33	552,000	697,058
7.300%, 08/15/31	170,000	216,344
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/26 (144A)	440,000	448,251
MEG Energy Corp. 6.500%, 01/15/25 (144A)	65,000	67,607
Noble Energy, Inc. 5.050%, 11/15/44	215,000	239,372
Occidental Petroleum Corp. 6.950%, 07/01/24	370,000	435,777
Petroleos Mexicanos
6.750%, 09/21/47	351,000	351,660
6.840%, 01/23/30 (144A)	745,000	794,423
7.690%, 01/23/50 (144A)	90,000	98,221
QEP Resources, Inc. 5.250%, 05/01/23 (b)	80,000	79,200
Saudi Arabian Oil Co. 2.875%, 04/16/24 (144A)	400,000	405,701
SM Energy Co.
6.125%, 11/15/22 (b)	55,000	55,550
6.750%, 09/15/26 (b)	15,000	14,700
Sunoco L.P. / Sunoco Finance Corp. 5.500%, 02/15/26	60,000	62,250
Tullow Oil plc 7.000%, 03/01/25 (144A) (b)	500,000	420,910
Valero Energy Corp. 4.350%, 06/01/28	75,000	82,572

Oil & Gas—(Continued)
WPX Energy, Inc. 5.250%, 09/15/24	125,000	132,812
YPF S.A. 16.500%, 05/09/22 (144A) (ARS) (n)	19,392,845	115,202

		6,020,773

Packaging & Containers—0.0%
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	150,000	160,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	75,000	76,781

		236,906

Pharmaceuticals—0.7%
AbbVie, Inc.
2.950%, 11/21/26 (144A)	575,000	583,599
3.200%, 11/21/29 (144A)	970,000	986,174
4.250%, 11/21/49 (144A)	565,000	594,630
Allergan Finance LLC 4.625%, 10/01/42	255,000	266,234
Bausch Health Cos., Inc.
6.500%, 03/15/22 (144A)	65,000	66,463
7.000%, 03/15/24 (144A)	30,000	31,200
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	535,000	576,782
Becton Dickinson & Co. 3.363%, 06/06/24	925,000	962,970
Bristol-Myers Squibb Co. 3.400%, 07/26/29 (144A)	315,000	336,623
Cigna Corp.
2.250%, 3M LIBOR + 0.350%, 03/17/20 (e)	200,000	200,077
4.375%, 10/15/28	1,215,000	1,344,361
CVS Health Corp.
3.875%, 07/20/25	299,000	318,163
5.050%, 03/25/48	345,000	407,611
5.125%, 07/20/45	315,000	372,637
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/25	535,000	573,903
Mylan NV 5.250%, 06/15/46	70,000	78,515
Mylan, Inc. 4.550%, 04/15/28	240,000	258,065
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	355,000	356,926
Teva Pharmaceutical Finance Netherlands B.V. 3.150%, 10/01/26	650,000	541,125

		8,856,058

Pipelines—0.5%
Cheniere Energy Partners L.P. 4.500%, 10/01/29 (144A)	10,000	10,276
DCP Midstream Operating L.P.
3.875%, 03/15/23	20,000	20,450
4.950%, 04/01/22	26,000	26,975

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
DCP Midstream Operating L.P.
5.600%, 04/01/44	50,000	$48,375
Enbridge, Inc. 4.530%, 03/09/20 (CAD)	460,000	355,722
Energy Transfer Operating L.P.
4.500%, 04/15/24	235,000	249,992
4.950%, 06/15/28	270,000	295,512
5.250%, 04/15/29	305,000	342,287
5.500%, 06/01/27	120,000	134,767
5.950%, 10/01/43	20,000	22,287
6.125%, 12/15/45	225,000	260,283
6.250%, 04/15/49	65,000	78,227
EQM Midstream Partners L.P.
4.125%, 12/01/26	255,000	240,272
5.500%, 07/15/28	210,000	206,169
MPLX L.P.
2.785%, 3M LIBOR + 0.900%, 09/09/21 (e)	70,000	70,214
4.250%, 12/01/27 (144A)	285,000	299,731
4.700%, 04/15/48	260,000	264,167
5.200%, 03/01/47	65,000	70,088
5.200%, 12/01/47 (144A)	75,000	79,652
5.500%, 02/15/49	35,000	39,649
6.250%, 10/15/22 (144A)	41,000	41,785
ONEOK, Inc. 3.400%, 09/01/29	190,000	192,790
Phillips 66 Partners L.P. 3.150%, 12/15/29	140,000	139,299
Sabine Pass Liquefaction LLC
4.200%, 03/15/28	145,000	153,527
5.625%, 03/01/25	85,000	95,650
Sunoco Logistics Partners Operations L.P.
4.000%, 10/01/27	220,000	227,351
5.300%, 04/01/44	35,000	37,158
5.350%, 05/15/45	35,000	37,543
Texas Eastern Transmission L.P.
2.800%, 10/15/22 (144A)	120,000	121,140
3.500%, 01/15/28 (144A)	100,000	102,614
TransCanada PipeLines, Ltd.
4.625%, 03/01/34	415,000	473,886
6.100%, 06/01/40	40,000	52,826
Valero Energy Partners L.P. 4.500%, 03/15/28	240,000	264,126
Western Midstream Operating L.P.
4.500%, 03/01/28	485,000	478,241
4.750%, 08/15/28	260,000	262,010
5.500%, 08/15/48	25,000	21,935
Williams Cos., Inc. (The)
4.900%, 01/15/45	17,000	18,305
5.100%, 09/15/45	100,000	111,203
5.800%, 11/15/43	60,000	71,282
6.300%, 04/15/40	58,000	71,794

		6,089,560

Real Estate Investment Trusts—0.2%
Equinix, Inc. 5.875%, 01/15/26	135,000	143,270

Real Estate Investment Trusts—(Continued)
GLP Capital L.P. / GLP Financing II, Inc.
5.300%, 01/15/29	290,000	322,103
5.375%, 04/15/26	60,000	66,324
SBA Tower Trust
2.836%, 01/15/25 (144A)	545,000	550,316
3.168%, 04/09/47 (144A)	995,000	1,004,827
VICI Properties L.P. / VICI Note Co., Inc. 4.250%, 12/01/26 (144A)	35,000	36,050

		2,122,890

Retail—0.1%
Dollar Tree, Inc. 2.702%, 3M LIBOR + 0.700%, 04/17/20 (e)	90,000	90,017
Lowe’s Cos., Inc.
3.375%, 09/15/25	700,000	738,795
3.700%, 04/15/46	60,000	61,016
McDonald’s Corp. 3.350%, 04/01/23	330,000	343,515
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	78,000

		1,311,343

Semiconductors—0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	1,040,000	1,079,163
Broadcom, Inc. 4.750%, 04/15/29 (144A) (b)	435,000	475,638
Entegris, Inc. 4.625%, 02/10/26 (144A)	75,000	77,625
Intel Corp. 4.100%, 05/19/46	185,000	212,918
NXP B.V. / NXP Funding LLC 4.875%, 03/01/24 (144A)	590,000	642,999
Qorvo, Inc. 5.500%, 07/15/26	60,000	63,900

		2,552,243

Software—0.1%
CDK Global, Inc. 5.875%, 06/15/26	5,000	5,341
Fidelity National Information Services, Inc. 4.250%, 05/15/28	115,000	128,641
Fiserv, Inc. 3.200%, 07/01/26	390,000	403,403
Microsoft Corp.
3.700%, 08/08/46	195,000	219,866
3.950%, 08/08/56	245,000	289,243
MSCI, Inc.
4.000%, 11/15/29 (144A)	20,000	20,275
5.250%, 11/15/24 (144A)	28,000	28,767
5.750%, 08/15/25 (144A)	65,000	68,169
Open Text Corp. 5.875%, 06/01/26 (144A)	115,000	123,050

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Oracle Corp. 4.000%, 11/15/47	180,000	$200,877

		1,487,632

Telecommunications—0.8%
AT&T, Inc.
2.651%, 3M LIBOR + 0.650%, 01/15/20 (e)	155,000	155,040
2.657%, 3M LIBOR + 0.750%, 06/01/21 (e)	185,000	186,098
2.800%, 02/17/21	470,000	474,154
2.950%, 07/15/26	70,000	71,287
3.800%, 02/15/27	490,000	521,793
3.875%, 01/15/26	70,000	74,911
4.300%, 02/15/30	676,000	751,015
4.350%, 03/01/29	470,000	522,186
4.350%, 06/15/45	105,000	113,028
5.150%, 03/15/42	164,000	191,132
Nokia Oyj 6.625%, 05/15/39	110,000	127,383
SoftBank Group Corp.
6.000%, 5Y USD ICE Swap + 4.226%, 07/19/23 (e)	1,060,000	1,014,950
Sprint Corp. 7.125%, 06/15/24	100,000	107,875
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 03/20/28 (144A)	540,000	588,600
Telecom Italia Capital S.A.
6.000%, 09/30/34	45,000	48,263
7.721%, 06/04/38	50,000	61,500
Telefonica Celular del Paraguay S.A. 5.875%, 04/15/27 (144A)	530,000	566,437
Telefonica Emisiones S.A.U.
4.665%, 03/06/38	150,000	166,311
4.895%, 03/06/48	335,000	382,429
5.520%, 03/01/49	270,000	337,725
Verizon Communications, Inc.
2.449%, 3M LIBOR + 0.550%, 05/22/20 (b) (e)	155,000	155,270
3.875%, 02/08/29	215,000	237,090
4.016%, 12/03/29	610,000	681,367
4.400%, 11/01/34	535,000	618,998
4.500%, 08/10/33	775,000	904,308
5.012%, 08/21/54	105,000	134,979
5.250%, 03/16/37	210,000	263,150
Vodafone Group plc 4.250%, 09/17/50	170,000	176,868

		9,634,147

Transportation—0.1%
CSX Corp.
2.400%, 02/15/30	240,000	234,513
3.250%, 06/01/27	315,000	330,778
3.350%, 09/15/49	95,000	93,375
4.300%, 03/01/48	90,000	101,986
4.500%, 03/15/49	40,000	46,741

Transportation—(Continued)
Norfolk Southern Corp. 3.400%, 11/01/49	90,000	89,104
Union Pacific Corp. 4.375%, 09/10/38	660,000	754,938

		1,651,435

Trucking & Leasing—0.0%
DAE Funding LLC
4.500%, 08/01/22 (144A)	15,000	15,225
5.000%, 08/01/24 (144A)	15,000	15,749

		30,974

Water—0.0%
American Water Capital Corp. 4.150%, 06/01/49	205,000	231,465

Total Corporate Bonds & Notes (Cost $138,902,417)		144,493,508

Mortgage-Backed Securities—5.4%

Collateralized Mortgage Obligations—3.4%
Adjustable Rate Mortgage Trust
2.292%, 1M LIBOR + 0.500%, 01/25/36 (e)	144,675	136,629
2.332%, 1M LIBOR + 0.540%, 11/25/35 (e)	132,068	130,783
Angel Oak Mortgage Trust LLC
2.930%, 05/25/59 (144A) (e)	1,401,765	1,404,640
3.628%, 03/25/49 (144A) (e)	331,762	335,428
3.920%, 11/25/48 (144A) (e)	1,095,329	1,111,032
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (e)	1,458,455	1,475,757
Bear Stearns Adjustable Rate Mortgage Trust 4.243%, 07/25/36 (e)	270,330	255,063
Bear Stearns ALT-A Trust 2.272%, 1M LIBOR + 0.480%, 02/25/36 (e)	545,111	553,923
Bear Stearns Mortgage Funding Trust
1.972%, 1M LIBOR + 0.180%, 10/25/36 (e)	165,807	158,888
1.992%, 1M LIBOR + 0.200%, 02/25/37 (e)	516,110	563,536
Bellemeade Re, Ltd.
2.892%, 1M LIBOR + 1.100%, 07/25/29 (144A) (e)	328,304	328,585
3.192%, 1M LIBOR + 1.400%, 10/25/29 (144A) (e)	1,695,000	1,695,528
CIM Trust 3.000%, 04/25/57 (144A) (e)	987,560	991,220
Citigroup Mortgage Loan Trust 2.720%, 07/25/49 (144A) (e)	426,966	427,371
COLT Funding LLC
2.579%, 11/25/49 (144A) (e)	928,325	926,395
3.705%, 03/25/49 (144A) (e)	359,740	361,734
COLT Mortgage Loan Trust 3.337%, 05/25/49 (144A) (e)	607,273	608,026
Connecticut Avenue Securities Trust 3.858%, 1M LIBOR + 2.150%, 11/25/39 (144A) (e)	381,373	383,089
Countrywide Alternative Loan Trust
2.242%, 1M LIBOR + 0.450%, 04/25/35 (e)	214,780	192,707

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust
2.332%, 1M LIBOR + 0.540%, 01/25/36 (e)	115,996	$111,931
2.592%, 1M LIBOR + 0.800%, 12/25/35 (e)	142,554	128,924
3.590%, 12M MTA + 1.350%, 08/25/35 (e)	256,482	231,209
5.500%, 11/25/35	569,616	475,164
Countrywide Home Loan Mortgage Pass-Through Trust
1.992%, 1M LIBOR + 0.200%, 04/25/46 (e)	283,263	249,144
2.472%, 1M LIBOR + 0.680%, 02/25/35 (e)	114,238	110,499
3.794%, 09/25/47 (e)	355,170	338,843
4.156%, 06/20/35 (e)	13,153	13,438
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (e)	478,154	477,702
Deephaven Residential Mortgage Trust
2.453%, 06/25/47 (144A) (e)	155,229	154,970
2.964%, 07/25/59 (144A) (e)	1,427,878	1,431,790
3.558%, 04/25/59 (144A) (e)	634,218	638,341
3.789%, 08/25/58 (144A) (e)	793,129	797,630
Deutsche ALT-A Securities Mortgage Loan Trust 1.942%, 1M LIBOR + 0.150%, 12/25/36 (e)	320,160	302,629
GreenPoint Mortgage Funding Trust 3.640%, 12M MTA + 1.400%, 10/25/45 (e)	204,757	175,460
GSR Mortgage Loan Trust
2.092%, 1M LIBOR + 0.300%, 01/25/37 (e)	601,697	235,454
3.956%, 01/25/36 (e)	374,970	379,526
6.000%, 07/25/37	230,787	201,813
Home Re, Ltd. 3.392%, 1M LIBOR + 1.600%, 10/25/28 (144A) (e)	451,757	451,894
Homeward Opportunities Fund I Trust 2.702%, 09/25/59 (144A) (e)	536,592	534,307
IndyMac INDX Mortgage Loan Trust 3.888%, 10/25/35 (e)	31,614	29,930
JPMorgan Mortgage Trust 4.281%, 05/25/36 (e)	25,574	25,451
Legacy Mortgage Asset Trust
3.000%, 06/25/59 (144A) (o)	823,202	821,679
3.250%, 11/25/59 (144A) (o)	1,021,998	1,022,365
LSTAR Securities Investment Trust 3.209%, 1M LIBOR + 1.500%, 04/01/24 (144A) (e)	150,005	150,547
LSTAR Securities Investment, Ltd.
3.209%, 1M LIBOR + 1.500%, 04/01/24 (144A) (e)	476,922	476,009
3.209%, 1M LIBOR + 1.500%, 05/01/24 (144A) (e)	1,091,451	1,095,554
3.409%, 1M LIBOR + 1.700%, 03/01/24 (144A) (e)	490,907	489,930
MASTR Adjustable Rate Mortgages Trust
3.705%, 09/25/33 (e)	64,720	64,380
4.696%, 11/21/34 (e)	77,363	79,211
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (e)	741,574	769,849
MFA Trust 2.588%, 02/25/57 (144A) (e)	213,084	211,602
Morgan Stanley Mortgage Loan Trust 4.216%, 05/25/36 (e)	183,051	131,443
Mortgage Insurance-Linked Note 3.674%, 1M LIBOR + 1.900%, 11/26/29 (144A) (e)	771,000	773,796
New Residential Mortgage Loan Trust
2.492%, 09/25/59 (144A) (e)	491,538	489,115
2.542%, 1M LIBOR + 0.750%, 01/25/48 (144A) (e)	1,105,282	1,102,273

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust
3.500%, 08/25/59 (144A) (e)	822,980	838,424
3.750%, 11/26/35 (144A) (e)	729,848	752,920
4.000%, 02/25/57 (144A) (e)	1,268,681	1,316,652
4.000%, 03/25/57 (144A) (e)	1,301,721	1,357,141
4.000%, 04/25/57 (144A) (e)	1,038,531	1,078,550
4.000%, 05/25/57 (144A) (e)	841,311	876,534
4.000%, 09/25/57 (144A) (e)	1,036,989	1,066,773
Oaktown Re III, Ltd. 3.192%, 1M LIBOR + 1.400%, 07/25/29 (144A) (e)	1,044,538	1,045,858
Preston Ridge Mortgage LLC 3.500%, 10/25/24 (144A) (e)	388,292	387,857
Radnor RE, Ltd. 2.992%, 1M LIBOR + 1.200%, 06/25/29 (144A) (e)	626,686	626,686
Residential Accredit Loans, Inc. Trust
2.092%, 1M LIBOR + 0.300%, 04/25/36 (e)	574,081	546,228
6.000%, 12/25/35	230,177	224,435
RFMSI Trust 4.179%, 08/25/35 (e)	83,490	61,593
Seasoned Credit Risk Transfer Trust
3.500%, 11/25/57	471,552	493,064
3.500%, 03/25/58	1,305,237	1,375,246
3.500%, 07/25/58	1,285,843	1,346,219
3.500%, 08/25/58	251,631	263,607
3.500%, 10/25/58	1,379,730	1,452,181
Structured Adjustable Rate Mortgage Loan Trust 0.490%, 09/25/34 (e)	55,719	52,884
Verus Securitization Trust 3.211%, 05/25/59 (144A) (e)	677,230	681,236
WaMu Mortgage Pass-Through Certificates Trust
3.120%, 12M MTA + 0.880%, 10/25/46 (e)	202,449	193,079
3.736%, 06/25/37 (e)	118,276	112,283
Washington Mutual Mortgage Pass-Through Certificates 2.392%, 1M LIBOR + 0.600%, 07/25/36 (e)	94,929	62,800
Wells Fargo Mortgage-Backed Securities Trust
4.506%, 10/25/36 (e)	117,377	115,904
4.849%, 09/25/36 (e)	93,829	91,045

		43,633,335

Commercial Mortgage-Backed Securities—2.0%
BANK
0.605%, 11/15/62 (e) (f)	4,609,229	231,723
0.743%, 11/15/50 (e) (f)	8,259,551	403,330
0.756%, 12/15/52 (e) (f)	3,670,000	214,259
0.768%, 11/15/62 (e) (f)	2,275,000	124,486
0.813%, 11/15/54 (e) (f)	988,575	51,009
0.842%, 09/15/62 (e) (f)	4,495,437	301,509
0.906%, 05/15/62 (e) (f)	2,918,538	205,279
Benchmark Mortgage Trust
0.523%, 01/15/51 (e) (f)	2,482,070	83,707
0.539%, 07/15/51 (e) (f)	4,449,877	152,000
1.069%, 08/15/52 (e) (f)	2,053,120	151,574
BX Commercial Mortgage Trust 2.660%, 1M LIBOR + 0.920%, 10/15/36 (144A) (e)	1,210,000	1,210,970
CAMB Commercial Mortgage Trust 4.290%, 1M LIBOR + 2.550%, 12/15/37 (144A) (e)	665,000	668,125

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Century Plaza Towers 2.865%, 11/13/39 (144A)	1,245,000	$1,249,279
Citigroup Commercial Mortgage Trust
0.954%, 07/10/47 (e) (f)	3,750,009	144,527
1.094%, 04/10/48 (e) (f)	4,775,636	190,301
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.615%, 02/10/47 (e) (f)	2,833,127	61,194
0.665%, 08/10/46 (e) (f)	870,598	18,812
1.700%, 10/15/45 (e) (f)	350,234	12,668
2.540%, 12/10/45	250,000	252,141
2.640%, 1M LIBOR + 0.900%, 10/15/36 (144A) (e)	1,010,000	1,009,999
2.853%, 10/15/45	178,907	181,049
3.101%, 03/10/46	145,000	148,478
3.213%, 03/10/46	207,711	213,061
3.424%, 03/10/31 (144A)	1,065,000	1,106,676
3.612%, 06/10/46 (e)	260,000	270,684
3.796%, 08/10/47	225,000	238,384
3.961%, 03/10/47	235,125	249,272
4.074%, 02/10/47 (e)	115,000	122,192
4.205%, 08/10/46	100,035	106,101
4.210%, 08/10/46 (e)	175,000	186,165
4.236%, 02/10/47 (e)	190,000	202,629
4.593%, 10/15/45 (144A) (e)	210,000	10,500
4.750%, 10/15/45 (144A) (e)	355,000	264,248
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	1,917	1,907
CSAIL Commercial Mortgage Trust
0.758%, 06/15/57 (e) (f)	12,210,275	403,815
0.945%, 11/15/48 (e) (f)	987,253	36,365
1.898%, 01/15/49 (e) (f)	1,837,095	156,649
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,215,214
GS Mortgage Securities Trust
0.080%, 07/10/46 (e) (f)	10,947,351	31,031
1.330%, 08/10/44 (144A) (e) (f)	970,635	14,880
3.674%, 04/10/47 (144A)	235,000	84,985
4.965%, 04/10/47 (144A) (e)	465,000	418,202
JPMBB Commercial Mortgage Securities Trust
0.637%, 09/15/47 (e) (f)	3,406,033	83,446
3.363%, 07/15/45	357,842	369,659
JPMorgan Chase Commercial Mortgage Securities Trust
2.733%, 10/15/45 (144A) (e)	400,000	272,686
4.418%, 12/15/47 (144A) (e)	130,000	122,916
Morgan Stanley Bank of America Merrill Lynch Trust
1.003%, 12/15/47 (e) (f)	2,008,352	77,437
1.028%, 10/15/48 (e) (f)	858,776	39,904
2.918%, 02/15/46	130,000	132,301
3.134%, 12/15/48	480,000	491,262
3.176%, 08/15/45	245,000	250,123
3.766%, 11/15/46	180,000	188,447
4.259%, 10/15/46 (e)	115,000	122,391
Morgan Stanley Capital Trust
1.435%, 06/15/50 (e) (f)	1,696,629	123,837
3.912%, 09/09/32 (144A)	1,140,000	1,201,365
5.245%, 07/15/49 (144A) (e)	265,000	244,251
5.667%, 10/12/52 (144A) (e)	12,137	2,484

Commercial Mortgage-Backed Securities—(Continued)
MTRO Commercial Mortgage Trust 3.540%, 1M LIBOR + 1.800%, 12/15/33 (144A) (e)	565,000	563,940
Natixis Commercial Mortgage Securities Trust 2.906%, 10/15/36 (144A)	310,000	307,291
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (e)	150,000	151,860
UBS Commercial Mortgage Trust 1.088%, 08/15/50 (e) (f)	978,463	61,879
UBS-Barclays Commercial Mortgage Trust
1.501%, 02/15/50 (e) (f)	5,650,911	463,615
2.590%, 1M LIBOR + 0.850%, 08/15/36 (144A) (e)	1,802,000	1,795,212
2.850%, 12/10/45	325,000	330,168
3.091%, 08/10/49	645,000	657,572
3.185%, 03/10/46	240,000	246,055
3.244%, 04/10/46	300,119	308,598
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,124,094
Wells Fargo Commercial Mortgage Trust
1.124%, 09/15/57 (e) (f)	8,188,675	286,234
1.134%, 05/15/48 (e) (f)	3,246,037	145,274
2.918%, 10/15/45	306,534	311,645
4.151%, 05/15/48 (e)	80,000	81,074
WF-RBS Commercial Mortgage Trust
1.222%, 03/15/47 (e) (f)	1,817,665	69,879
2.870%, 11/15/45	349,099	354,394
2.875%, 12/15/45	175,000	177,846
3.016%, 11/15/47 (144A)	550,000	297,786
3.071%, 03/15/45	185,000	189,177
3.345%, 05/15/45	100,000	102,716
3.723%, 05/15/47	190,000	198,759
3.995%, 05/15/47	160,281	170,616
4.045%, 03/15/47	40,000	42,527
4.101%, 03/15/47	335,000	357,736
5.000%, 06/15/44 (144A) (e)	105,000	88,720
5.581%, 04/15/45 (144A) (e)	255,000	267,476

		25,274,031

Total Mortgage-Backed Securities (Cost $70,091,688)		68,907,366

Asset-Backed Securities—4.4%

Asset-Backed - Automobile—0.3%
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	529,415
CIG Auto Receivables Trust 2.710%, 05/15/23 (144A)	49,165	49,220
Credit Acceptance Auto Loan Trust 2.650%, 06/15/26 (144A)	435,926	436,817
Drive Auto Receivables Trust 2.700%, 02/16/27	465,000	461,454
Exeter Automobile Receivables Trust 2.580%, 09/15/25 (144A)	1,045,000	1,034,685
Westlake Automobile Receivables Trust
2.720%, 11/15/24 (144A)	765,000	763,512

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Westlake Automobile Receivables Trust
3.280%, 12/15/22 (144A)	1,015,000	$1,023,897

		4,299,000

Asset-Backed - Home Equity—0.2%
GSAA Home Equity Trust
1.842%, 1M LIBOR + 0.050%, 12/25/46 (e)	76,168	49,256
1.892%, 1M LIBOR + 0.100%, 03/25/37 (e)	831,523	375,120
2.032%, 1M LIBOR + 0.240%, 11/25/36 (e)	238,518	127,273
2.092%, 1M LIBOR + 0.300%, 03/25/36 (e)	811,216	577,061
5.985%, 06/25/36 (e)	525,308	228,924
Morgan Stanley ABS Capital I, Inc. Trust 1.942%, 1M LIBOR + 0.150%, 06/25/36 (e)	11,793	10,105
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (o)	248,237	140,001
Soundview Home Loan Trust 2.042%, 1M LIBOR + 0.250%, 11/25/36 (e)	485,000	455,505

		1,963,245

Asset-Backed - Other—3.9%
Apex Credit CLO, Ltd. 3.406%, 3M LIBOR + 1.470%, 04/24/29 (144A) (e)	1,315,000	1,314,717
Apidos CLO 2.946%, 3M LIBOR + 0.980%, 01/19/25 (144A) (e)	5,084	5,081
Avant Loans Funding Trust 3.420%, 01/18/22 (144A)	238,596	239,100
Avery Point CLO, Ltd.
3.040%, 3M LIBOR + 1.100%, 04/25/26 (144A) (e)	698,178	697,858
3.123%, 3M LIBOR + 1.120%, 01/18/25 (144A) (e)	247,187	247,068
Babson CLO, Ltd. 3.116%, 3M LIBOR + 1.150%, 07/20/25 (144A) (e)	142,350	142,286
Bayview Opportunity Master Fund Trust
3.500%, 01/28/55 (144A) (e)	473,378	478,546
3.500%, 06/28/57 (144A) (e)	561,088	569,717
3.500%, 07/28/57 (144A) (e)	1,078,264	1,096,375
3.500%, 10/28/57 (144A) (e)	1,008,419	1,018,137
3.500%, 01/28/58 (144A) (e)	734,300	740,328
4.000%, 11/28/53 (144A) (e)	424,256	434,176
4.000%, 10/28/64 (144A) (e)	824,666	843,576
Benefit Street Partners CLO, Ltd. 3.251%, 3M LIBOR + 1.250%, 07/15/29 (144A) (e)	320,000	319,843
Carlyle Global Market Strategies CLO, Ltd. 2.716%, 3M LIBOR + 0.780%, 04/27/27 (144A) (e)	1,278,556	1,277,145
CIFC Funding, Ltd. 2.851%, 3M LIBOR + 0.850%, 07/16/30 (144A) (e)	110,147	110,154
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	984,046
Citigroup Mortgage Loan Trust 3.228%, 11/25/70 (144A) (o)	501,362	500,987
CLUB Credit Trust 2.610%, 01/15/24 (144A)	13,491	13,492
Domino’s Pizza Master Issuer LLC
3.668%, 10/25/49 (144A)	330,000	330,056
4.116%, 07/25/48 (144A)	691,250	710,895

Asset-Backed - Other—(Continued)
Dryden Senior Loan Fund 2.801%, 3M LIBOR + 0.800%, 07/15/30 (144A) (e)	205,500	205,542
Finance America Mortgage Loan Trust 2.842%, 1M LIBOR + 1.050%, 09/25/33 (e)	65,310	64,464
GMACM Home Equity Loan Trust 2.292%, 1M LIBOR + 0.500%, 10/25/34 (144A) (e)	27,814	27,143
Knollwood CDO, Ltd. 5.227%, 3M LIBOR + 3.200%, 01/10/39 (144A) (e)	699,042	70
LCM, Ltd. 3.006%, 3M LIBOR + 1.040%, 10/20/27 (144A) (e)	1,075,000	1,074,469
Legacy Mortgage Asset Trust 4.000%, 03/25/58 (144A) (o)	1,510,351	1,524,915
Madison Park Funding, Ltd. 3.226%, 3M LIBOR + 1.260%, 07/20/26 (144A) (e)	643,861	643,600
MFRA Trust 3.352%, 11/25/47 (144A) (o)	1,208,918	1,208,797
Mill City Mortgage Loan Trust
3.500%, 08/25/58 (144A) (e)	870,577	891,444
3.500%, 04/25/66 (144A) (e)	1,630,000	1,664,823
New Residential Advance Receivables Trust 2.329%, 10/15/51 (144A)	1,135,000	1,133,081
New Residential Mortgage LLC 3.790%, 07/25/54 (144A)	1,150,186	1,154,261
NRZ Excess Spread-Collateralized Notes
3.193%, 01/25/23 (144A)	730,824	733,061
3.265%, 02/25/23 (144A)	460,135	460,475
OCP CLO, Ltd. 2.852%, 3M LIBOR + 0.850%, 04/17/27 (144A) (e)	892,528	892,076
OnDeck Asset Securitization Trust II LLC 2.650%, 11/18/24 (144A)	905,000	906,086
OneMain Financial Issuance Trust 2.370%, 09/14/32 (144A)	1,337,220	1,336,987
OZLM, Ltd.
2.986%, 3M LIBOR + 1.050%, 04/30/27 (144A) (e)	1,360,000	1,359,304
3.012%, 3M LIBOR + 1.010%, 07/17/29 (144A) (e)	335,000	333,084
Pretium Mortgage Credit Partners LLC
3.105%, 07/27/59 (144A) (o)	1,085,847	1,084,825
3.721%, 01/25/59 (144A) (o)	668,624	666,217
PRPM LLC 4.000%, 08/25/23 (144A) (e)	752,096	755,030
Regional Management Issuance Trust 3.830%, 07/15/27 (144A)	950,000	954,151
Seneca Park CLO, Ltd. 3.122%, 3M LIBOR + 1.120%, 07/17/26 (144A) (e)	358,438	358,298
SoFi Consumer Loan Program LLC
2.500%, 05/26/26 (144A)	145,924	146,154
2.770%, 05/25/26 (144A)	73,420	73,674
3.090%, 10/27/25 (144A)	84,749	84,952
3.280%, 01/26/26 (144A)	101,227	101,537
Sound Point CLO, Ltd. 2.856%, 3M LIBOR + 0.890%, 01/20/28 (144A) (e)	1,440,000	1,435,046
Springleaf Funding Trust
2.680%, 07/15/30 (144A)	1,705,000	1,705,849
2.900%, 11/15/29 (144A)	257,838	257,934

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Stanwich Mortgage Loan Trust 3.475%, 11/16/24 (144A) (o)	1,523,181	$1,520,432
Symphony CLO, Ltd. 2.951%, 3M LIBOR + 0.950%, 07/14/26 (144A) (e)	1,295,000	1,295,045
Towd Point Mortgage Trust
2.392%, 1M LIBOR + 0.600%, 02/25/57 (144A) (e)	748,018	746,170
2.750%, 02/25/55 (144A) (e)	108,111	108,154
2.750%, 08/25/55 (144A) (e)	457,347	459,087
2.750%, 04/25/57 (144A) (e)	335,364	337,512
2.750%, 06/25/57 (144A) (e)	982,088	987,484
3.000%, 03/25/54 (144A) (e)	22,643	22,672
Vericrest Opportunity Loan Trust
3.179%, 10/25/49 (144A) (o)	971,619	967,823
3.278%, 11/25/49 (144A) (o)	1,134,638	1,131,851
VOLT LXII LLC 3.125%, 09/25/47 (144A) (o)	169,317	169,476
VOLT LXIV LLC 3.375%, 10/25/47 (144A) (o)	541,344	541,674
VOLT LXXX LLC 3.228%, 10/25/49 (144A) (o)	1,120,904	1,120,831
VOLT LXXXIII LLC 3.327%, 11/26/49 (144A) (o)	455,509	455,234
VOLT LXXXIV LLC 3.426%, 12/27/49 (144A) (o)	1,670,000	1,669,192
Voya CLO, Ltd. 2.903%, 3M LIBOR + 0.900%, 01/18/29 (144A) (e)	1,610,000	1,602,747
Wendys Funding LLC 3.884%, 03/15/48 (144A)	426,300	433,496
Wingstop Funding LLC 4.970%, 12/05/48 (144A)	401,963	413,756

		49,293,568

Total Asset-Backed Securities (Cost $56,243,765)		55,555,813

Foreign Government—0.7%

Banks—0.1%
Banque Centrale de Tunisie International Bonds
6.375%, 07/15/26 (144A) (EUR)	265,000	294,632
6.750%, 10/31/23 (144A) (EUR)	405,000	469,196
Korea Development Bank (The) 2.437%, 3M LIBOR + 0.550%, 03/12/21 (e)	200,000	200,342

		964,170

Sovereign—0.6%
Abu Dhabi Government International Bond 3.125%, 09/30/49 (144A)	605,000	589,875
Argentine Republic Government International Bond 5.250%, 01/15/28 (EUR)	370,000	178,338
Dominican Republic International Bond 6.400%, 06/05/49 (144A)	1,110,000	1,216,837
Egypt Government International Bonds
8.500%, 01/31/47	200,000	221,876
16.100%, 05/07/29 (EGP)	11,590,000	811,725

Sovereign—(Continued)
Ghana Government International Bond 7.625%, 05/16/29	485,000	493,900
Hungary Government International Bond 6.375%, 03/29/21	160,000	168,610
Italy Buoni Ordinari del Tesoro BOT
Zero Coupon, 01/14/20 (EUR)	170,000	190,703
Zero Coupon, 01/31/20 (EUR)	20,000	22,439
Zero Coupon, 03/13/20 (EUR)	90,000	101,016
Italy Certificati di Credito del Tesoro Zero Coupon, 03/30/20 (EUR)	235,000	263,784
Japan Bank for International Cooperation 2.387%, 3M LIBOR + 0.480%, 06/01/20 (e)	200,000	200,348
Panama Government International Bond 3.160%, 01/23/30	235,000	242,050
Romanian Government International Bonds
3.875%, 10/29/35 (EUR)	180,000	234,393
4.625%, 04/03/49 (144A) (EUR)	277,000	383,161
4.625%, 04/03/49 (EUR)	1,010,000	1,397,087
6.125%, 01/22/44	254,000	328,698
Senegal Government International Bond 6.250%, 05/23/33	485,000	509,476
Uruguay Government International Bond 4.975%, 04/20/55	45,000	53,024

		7,607,340

Total Foreign Government (Cost $8,455,735)		8,571,510

Floating Rate Loans (q)—0.9%

Advertising—0.0%
Acosta Holdco, Inc. Term Loan, 7.000%, PRIME + 2.250%, 09/26/21	118,324	29,322
Clear Channel Outdoor Holdings, Inc. Term Loan B, 5.299%, 08/21/26 (e)	139,650	140,654
Terrier Media Buyer, Inc. Term Loan B, 3M LIBOR + 4.250%, 12/17/26 (r)	120,000	121,350

		291,326

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 4.299%, 1M LIBOR + 2.500%, 05/30/25	148,364	148,901

Airlines—0.0%
Kestrel Bidco, Inc. Term Loan B, 1M LIBOR + 3.000%, 12/11/26 (r)	100,000	100,946

Auto Manufacturers—0.0%
Navistar International Corp. 1st Lien Term Loan B, 5.240%, 3M LIBOR + 3.500%, 11/06/24	98,250	98,127

Auto Parts & Equipment—0.0%
Adient U.S. LLC Term Loan B, 6.194%, 3M LIBOR + 4.250%, 05/06/24	99,500	100,225

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (q)—(Continued)

Security Description	Principal Amount*	Value

Auto Parts & Equipment—(Continued)
Panther BF Aggregator 2 L.P.
Term Loan B, 3.750%, 3M EURIBOR + 3.750%, 04/30/26 (EUR)	150,000	$169,367
Term Loan B, 5.305%, 1M LIBOR + 3.500%, 04/30/26	114,713	115,405

		384,997

Building Materials—0.0%
NCI Building Systems, Inc. Term Loan, 5.486%, 1M LIBOR + 3.750%, 04/12/25	98,500	98,458
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.549%, 1M LIBOR + 2.750%, 11/15/23	125,000	125,793

		224,251

Commercial Services—0.1%
AlixPartners LLP Term Loan B, 4.549%, 1M LIBOR + 2.750%, 04/04/24	175,050	176,316
Allied Universal Holdco LLC
Delayed Draw Term Loan, 6.055%, 1M LIBOR + 4.250%, 07/10/26	10,237	10,315
Term Loan B, 6.049%, 1M LIBOR + 4.250%, 07/10/26	103,399	104,188
BrightView Landscapes LLC 1st Lien Term Loan B, 4.312%, 3M LIBOR + 2.500%, 08/15/25	214,685	216,653
Financial & Risk U.S. Holdings, Inc. Term Loan, 5.049%, 1M LIBOR + 3.250%, 10/01/25	103,950	104,946
MPH Acquisition Holdings LLC Term Loan B, 4.695%, 3M LIBOR + 2.750%, 06/07/23	140,576	139,054
PSAV Holdings LLC 1st Lien Term Loan, 5.091%, 3M LIBOR + 3.250%, 03/03/25	172,122	172,337
Victory Capital Holdings, Inc. Term Loan B, 5.349%, 3M LIBOR + 3.250%, 07/01/26	86,545	87,276
Weight Watchers International, Inc. Term Loan B, 6.720%, 3M LIBOR + 4.750%, 11/29/24	87,902	88,253
WEX, Inc. Term Loan B3, 4.049%, 3M LIBOR + 2.250%, 05/15/26	405,387	408,553

		1,507,891

Computers—0.0%
Tempo Acquisition LLC Term Loan, 4.451%, 1M LIBOR + 2.750%, 05/01/24	204,750	206,286

Cosmetics/Personal Care—0.0%
Coty, Inc. Term Loan B, 3.960%, 1M LIBOR + 2.250%, 04/07/25	186,928	183,248
Revlon Consumer Products Corp. Term Loan B, 5.409%, 3M LIBOR + 3.500%, 09/07/23	138,061	106,134
Sunshine Luxembourg ViII S.a.r.l 1st Lien Term Loan, 6.195%, 3M LIBOR + 4.250%, 10/01/26	130,000	131,405

		420,787

Distribution/Wholesale—0.0%
Univar, Inc. Term Loan B, 4.049%, 1M LIBOR + 2.250%, 07/01/24	75,001	75,447

Diversified Financial Services—0.0%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 4.799%, 1M LIBOR + 3.000%, 06/15/25	197,495	197,927
Nets Holding A/S Term Loan B1E, 3.250%, EURIBOR + 3.250%, 02/06/25 (EUR)	88,194	98,673
Techem Verwaltungsgesellschaft 675 mbH Term Loan B3, 3.500%, EURIBOR + 3.500%, 07/31/25 (EUR)	98,581	111,435

		408,035

Electronics—0.0%
APX Group, Inc. Term Loan B, 6.843%, 2M LIBOR + 5.000%, 04/01/24	98,750	99,038

Engineering & Construction—0.0%
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.293%, 3M LIBOR + 4.250%, 06/21/24	146,250	146,041

Entertainment—0.1%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 3.716%, 3M LIBOR + 1.750%, 10/19/24	81,592	82,074
Caesars Entertainment Operating Co. Term Loan, 3.799%, 1M LIBOR + 2.000%, 10/07/24	130,133	131,150
Crown Finance U.S., Inc. Term Loan, 4.049%, 1M LIBOR + 2.250%, 02/28/25	81,709	81,720
Delta 2 (LUX) S.a.r.l. Term Loan, 4.299%, 1M LIBOR + 2.500%, 02/01/24	241,686	243,234
Golden Entertainment, Inc. 1st Lien Term Loan, 4.800%, 1M LIBOR + 3.000%, 10/21/24	164,050	164,817

		702,995

Food—0.0%
Hostess Brands LLC 2019 Term Loan, 4.177%, 1M LIBOR + 2.250%, 08/03/25	106,725	107,172
U.S. Foods, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 09/13/26	124,688	125,375

		232,547

Food Service — 0.0%
Aramark Services, Inc. Term Loan B4, 01/27/27 (r)	100,000	100,656

Gas—0.0%
UGI Energy Services, LLC Term Loan B, 5.549%, 1M LIBOR + 3.750%, 08/13/26	149,250	150,183

Healthcare-Products—0.0%
Lifescan Global Corp. 1st Lien Term Loan, 8.056%, 6M LIBOR + 6.000%, 10/01/24	93,000	89,062

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (q)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.0%
Envision Healthcare Corp. 1st Lien Term Loan, 5.549%, 1M LIBOR + 3.750%, 10/10/25	113,850	$97,532
Jaguar Holding Co. II Term Loan, 4.299%, 1M LIBOR + 2.500%, 08/18/22	128,647	129,487
Syneos Health, Inc. Term Loan B, 3.799%, 3M LIBOR + 2.000%, 08/01/24	49,723	49,971

		276,990

Insurance—0.1%
Asurion LLC Term Loan B4, 4.799%, 1M LIBOR + 3.000%, 08/04/22	253,303	255,139
Hub International, Ltd. Term Loan B, 4.690%, 3M LIBOR + 2.750%, 04/25/25	118,200	118,302
Sedgwick Claims Management Services, Inc.
Term Loan B, 5.049%, 1M LIBOR + 3.250%, 12/31/25	99,000	99,223
Term Loan B, 5.799%, 1M LIBOR + 4.000%, 09/03/26	134,325	135,601
USI, Inc. Term Loan, 4.945%, 3M LIBOR + 3.000%, 05/16/24	102,638	102,753

		711,018

Lodging—0.0%
Boyd Gaming Corp. Term Loan B3, 3.853%, 3M LIBOR + 2.250%, 09/15/23	81,735	82,408
Caesars Resort Collection LLC 1st Lien Term Loan B, 4.549%, 1M LIBOR + 2.750%, 12/23/24	109,064	109,367

		191,775

Machinery—0.0%
Circor International, Inc. 1st Lien Term Loan, 5.236%, 1M LIBOR + 3.500%, 12/11/24	87,458	88,086

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 08/01/25	99,000	99,784

Machinery-Diversified—0.0%
Gardner Denver, Inc. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 07/30/24	174,906	176,199

Media—0.1%
CSC Holdings LLC 1st Lien Term Loan, 3.990%, 3M LIBOR + 2.250%, 07/17/25	105,574	105,838
Gray Television, Inc. Term Loan C, 4.197%, 3M LIBOR + 2.500%, 01/02/26	84,964	85,506
ION Media Networks, Inc. Term Loan B, 4.813%, 1M LIBOR + 3.000%, 12/18/24	203,407	204,201
Nexstar Broadcasting, Inc. Term Loan B4, 4.452%, 1M LIBOR + 2.750%, 09/18/26	165,000	166,100

Media—(Continued)
Univision Communications, Inc. Term Loan C5, 4.549%, 1M LIBOR + 2.750%, 03/15/24	142,759	141,204

		702,849

Miscellaneous Manufacturing—0.0%
CTC AcquiCo GmbH Term Loan B1, 2.500%, 3M EURIBOR + 2.500%, 03/07/25 (EUR)	92,993	103,705

Oil & Gas—0.1%
California Resources Corp. Term Loan, 12.180%, 1M LIBOR + 10.375%, 12/31/21	130,000	98,583
Fieldwood Energy LLC 1st Lien TL, 7.177%, 3M LIBOR + 5.250%, 04/11/22	249,780	210,023
Foresight Energy LLC 1st Lien Term Loan, 7.659%, 3M LIBOR + 5.750%, 03/28/22	184,254	81,809
Paragon Offshore Finance Co. Term Loan B, 07/18/21 (c) (d) (m)	587	0
Seadrill Partners Finco LLC Term Loan B, 7.945%, 3M LIBOR + 6.000%, 02/21/21	102,672	51,935

		442,350

Packaging & Containers—0.1%
Berry Global, Inc.
Term Loan U, 4.215%, 3M LIBOR + 2.500%, 07/01/26	199,000	199,898
Flex Acquisition Co., Inc. 1st Lien Term Loan, 5.091%, 3M LIBOR + 3.000%, 12/29/23	88,260	87,730
Reynolds Group Holdings, Inc. Term Loan, 4.549%, 1M LIBOR + 2.750%, 02/05/23	250,475	251,610

		539,238

Pharmaceuticals—0.0%
Bausch Health Companies, Inc. Term Loan B, 4.740%, 3M LIBOR + 3.000%, 06/02/25	145,478	146,546
Change Healthcare Holdings LLC Term Loan B, 4.299%, 1M LIBOR + 2.500%, 03/01/24	131,876	132,522
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.063%, 1M LIBOR + 4.250%, 04/29/24	165,750	157,907

		436,975

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 3.785%, 1M LIBOR + 2.000%, 12/20/24	195,455	196,581

Retail—0.1%
Bass Pro Group LLC Term Loan B, 6.799%, 3M LIBOR + 5.000%, 09/25/24	146,625	146,295
Harbor Freight Tools USA, Inc. Term Loan B, 4.299%, 3M LIBOR + 2.500%, 08/18/23	115,444	115,047
J. Crew Group, Inc. Term Loan B, 4.961%, 1M LIBOR + 3.000%, 03/05/21 (c) (d) (n)	302,246	246,663

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (q)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Staples, Inc. Term Loan, 6.691%, 1M LIBOR + 5.000%, 04/16/26	127,733	$125,684

		633,689

Semiconductors—0.0%
Microchip Technology, Inc. Term Loan B, 3.800%, 1M LIBOR + 2.000%, 05/29/25	57,489	58,064

Software—0.1%
Almonde, Inc. 1st Lien Term Loan, 5.696%, 6M LIBOR + 3.500%, 06/13/24	116,068	115,536
DCert Buyer, Inc. 2019 Term Loan B, 5.799%, 1M LIBOR + 4.000%, 10/16/26	110,000	110,395
Dun & Bradstreet Corp. (The) Term Loan, 6.792%, 1M LIBOR + 5.000%, 02/06/26	200,000	201,792
Infor (U.S.), Inc. Term Loan B6, 4.695%, 3M LIBOR + 2.750%, 02/01/22	240,306	241,658
SS&C Technologies, Inc. Term Loan B5, 4.049%, 1M LIBOR + 2.250%, 04/16/25	98,736	99,724
Zelis Healthcare Corp. Term Loan B, 6.549%, 1M LIBOR + 4.750%, 09/30/26	125,000	125,781

		894,886

Telecommunications—0.1%
Altice France S.A. Term Loan B12, 5.427%, 1M LIBOR + 3.687%, 01/31/26	98,000	98,306
CenturyLink, Inc. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 01/31/25	98,990	99,512
Sprint Communications, Inc. 1st Lien Term Loan B, 4.313%, 1M LIBOR + 2.500%, 02/02/24	330,650	328,478
Telenet Financing USD LLC Term Loan AN, 3.990%, 1M LIBOR + 2.250%, 08/15/26	100,000	100,719
Zayo Group LLC Incremental Term Loan, 4.049%, 1M LIBOR + 2.250%, 01/19/24	75,071	75,389

		702,404

Transportation—0.0%
Savage Enterprises LLC 1st Lien Term Loan B, 5.740%, 1M LIBOR + 4.000%, 08/01/25	80,455	81,604

Total Floating Rate Loans (Cost $12,079,729)		11,723,713

Municipals—0.4%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds
6.038%, 12/01/29	85,000	92,138
6.138%, 12/01/39	265,000	287,848
6.319%, 11/01/29	345,000	384,789
City of Quebec Canada 2.000%, 07/07/20 (CAD)	110,000	84,700
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	361,000	486,079
Philadelphia, Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,541,120
State of California General Obligation Unlimited, Build America Bonds
7.300%, 10/01/39	360,000	549,727
7.350%, 11/01/39	30,000	46,084
7.550%, 04/01/39	20,000	32,080
7.600%, 11/01/40	25,000	41,268
7.625%, 03/01/40	40,000	64,049
State of Illinois
4.950%, 06/01/23	776,727	810,585
5.000%, 01/01/23	70,000	73,545
5.563%, 02/01/21	150,000	154,143
5.947%, 04/01/22	220,000	234,368

Total Municipals (Cost $4,731,684)		4,882,523

Short-Term Investments—2.2%

Certificate of Deposit—0.0%
Credit Agricole Corporate and Investment Bank 2.335%, 3M LIBOR + 0.400%, 09/24/20 (e)	125,000	125,178

Commercial Paper—0.2%
Bank of Montreal
1.518%, 01/06/20 (CAD) (p)	755,000	581,232
1.690%, 01/10/20 (CAD) (p)	110,000	84,664
Bank of Nova Scotia 1.897%, 02/07/20 (CAD) (p)	140,000	107,593
C.I.B.C. 1.730%, 01/20/20 (CAD) (p)	50,000	38,463
Caterpillar Financial Services Corp. 1.727%, 01/13/20 (CAD) (p)	250,000	192,384
CNPC Finance HK, Ltd. 2.184%, 01/28/20 (p)	250,000	249,671
ENEL Finance America LLC 2.142%, 01/22/20 (p)	400,000	399,516
ENI Finance USA, Inc.
2.140%, 02/03/20 (p)	250,000	249,545
Province of Alberta Canada
0.861%, 01/02/20 (CAD) (p)	50,000	38,501
1.702%, 01/28/20 (CAD) (p)	100,000	76,907
Royal Bank of Canada
0.917%, 01/02/20 (CAD) (p)	140,000	107,801
1.518%, 01/06/20 (CAD) (p)	210,000	161,667
Toronto-Dominion Bank 1.584%, 01/07/20 (CAD) (p)	335,000	257,882
TransCanada PipeLines, Ltd. 2.077%, 03/10/20 (p)	550,000	547,714

		3,093,540

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Foreign Government—0.9%
Japan Treasury Bills
Zero Coupon, 01/08/20 (JPY)	158,450,000	$1,458,318
Zero Coupon, 01/27/20 (JPY)	79,100,000	728,074
Zero Coupon, 02/10/20 (JPY)	210,700,000	1,939,507
Zero Coupon, 02/17/20 (JPY)	252,800,000	2,327,105
Zero Coupon, 02/25/20 (JPY)	155,100,000	1,427,789
Zero Coupon, 03/02/20 (JPY)	176,700,000	1,626,668
Zero Coupon, 03/09/20 (JPY)	154,900,000	1,426,018
Zero Coupon, 03/23/20 (JPY)	55,400,000	510,041
Newfoundland Treasury Bill
1.560%, 01/09/20 (CAD) (p)	200,000	153,955
1.695%, 01/23/20 (CAD) (p)	100,000	76,925
Province of Manitoba Canada Treasury Bill 1.727%, 02/12/20 (CAD) (p)	100,000	76,851

		11,751,251

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $13,872,769; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $14,152,005.	13,872,307	13,872,307

Total Short-Term Investments (Cost $28,800,320)		28,842,276

Securities Lending Reinvestments (s)—3.5%

Certificates of Deposit—0.2%
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (e)	1,000,000	1,000,532
China Construction Bank Corp. 2.300%, 01/21/20	500,000	500,082
Norinchukin Bank, New York Zero Coupon, 01/14/20	994,537	999,330

		2,499,944

Commercial Paper—0.2%
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (e)	1,000,000	1,000,092

		1,999,132

Repurchase Agreements—2.7%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $1,407,120; collateralized by various Common Stock with an aggregate market value of $1,540,000.	1,400,000	1,400,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $1,005,494; collateralized by various Common Stock with an aggregate market value of $1,100,132.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,100,104; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,122,000.	1,100,000	1,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $900,138; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $918,007.	900,000	900,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $400,061; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,000,153; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $1,020,003.	1,000,000	1,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $5,355,712; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $5,462,362.	5,355,257	5,355,257
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $5,000,472; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $5,551,113.	5,000,000	5,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $8,002,707; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $8,681,266.	8,000,000	8,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $3,817,369; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $4,215,404.	3,817,010	3,817,010

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (s)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,000,669; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	$2,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $3,501,171; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $3,865,306.	3,500,000	3,500,000

		34,472,267

Time Deposits—0.2%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000
Shinkin Central Bank 2.430%, 01/06/20	1,000,000	1,000,000

		2,000,000

Mutual Funds—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (t)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (t)	1,000,000	1,000,000

		3,000,000

Total Securities Lending Reinvestments (Cost $43,970,627)		43,971,343

Total Purchased Options—0.0% (u) (Cost $473,704)		434,700
Total Investments—114.8% (Cost $1,292,291,224)		1,460,325,934
Other assets and liabilities (net)—(14.8)%		(188,093,427)

Net Assets—100.0%		$1,272,232,507

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $44,903,995 and the collateral received consisted of cash in the amount of $43,960,926 and non-cash collateral with a value of $1,865,217. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent less than 0.05% of net assets.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	Interest only security.
(g)	Principal only security.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(i)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of December 31, 2019, the market value of securities pledged was $724,307.
(j)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $2,953,993.
(k)	Principal amount of security is adjusted for inflation.
(l)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $899,833.
(m)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(n)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $361,865, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(o)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(p)	The rate shown represents current yield to maturity.
(q)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(r)	This loan will settle after December 31, 2019, at which time the interest rate will be determined.
(s)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(t)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(u)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $127,752,206, which is 10.0% of net assets.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
J. Crew Group, Inc., 4.961%, 03/05/21	02/28/14	USD	302,246	$301,992	$246,663
YPF S.A., 16.500%, 05/09/22	05/04/17	ARS	19,392,845	1,264,168	115,202

					$361,865

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities	4.500%	TBA	$(1,300,000)	$(1,340,574)	$(1,340,711)

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	5,213,000	SSBT	01/31/20	USD	3,577,095	$(83,721)
CAD	190,000	NWM	01/02/20	USD	142,826	(3,491)
CAD	755,000	HSBCU	01/06/20	USD	572,266	(9,170)
CAD	210,000	NWM	01/06/20	USD	157,790	(3,933)
CAD	100,000	MSIP	01/07/20	USD	75,372	(1,640)
CAD	235,000	SSBT	01/07/20	USD	176,835	(4,143)
CAD	200,000	MSIP	01/09/20	USD	152,906	(1,120)
CAD	110,000	DBAG	01/10/20	USD	83,453	(1,262)
CAD	250,000	TDB	01/13/20	USD	188,937	(3,599)
CAD	50,000	SSBT	01/21/20	USD	37,680	(829)
CAD	100,000	BBP	01/23/20	USD	76,600	(418)
CAD	100,000	RBC	01/28/20	USD	75,742	(1,277)
CAD	1,615,000	MSIP	01/31/20	USD	1,227,035	(16,845)
CAD	3,219,000	SSBT	01/31/20	USD	2,468,227	(11,061)
CAD	140,000	HSBCU	02/07/20	USD	106,709	(1,122)
CAD	100,000	BNP	02/12/20	USD	75,574	(1,449)
CAD	325,000	MSIP	03/09/20	USD	247,518	(2,821)
CAD	135,000	SSBT	03/09/20	USD	101,310	(2,677)
CAD	250,000	HSBCU	03/30/20	USD	191,163	(1,417)
CAD	150,000	HSBCU	04/09/20	USD	113,484	(2,065)
CAD	235,000	DBAG	05/22/20	USD	177,823	(3,198)
CAD	315,000	GSI	05/22/20	USD	237,001	(5,644)
CAD	250,000	MSIP	05/22/20	USD	190,495	(2,081)
CAD	210,000	HSBCU	06/01/20	USD	157,915	(3,847)
CAD	110,000	MSIP	07/07/20	USD	82,941	(1,790)
CAD	100,000	CBNA	08/14/20	USD	76,092	(932)
CAD	480,000	MSIP	08/14/20	USD	361,919	(7,797)
CAD	275,000	MSIP	09/18/20	USD	209,154	(2,653)
EUR	170,000	JPMC	01/14/20	USD	188,497	(2,323)
EUR	661,032	CBNA	01/31/20	USD	737,748	(5,021)
EUR	20,000	MSIP	01/31/20	USD	22,131	(342)
EUR	26,000	SSBT	01/31/20	USD	29,202	(12)
EUR	90,000	MSIP	03/13/20	USD	100,676	(719)
EUR	3,045,000	CBNA	03/18/20	USD	3,399,255	(32,363)
EUR	100,000	JPMC	03/30/20	USD	110,894	(1,889)
EUR	135,000	MSIP	03/30/20	USD	149,780	(2,477)
GBP	413,000	MSIP	03/18/20	USD	540,262	(7,926)
JPY	158,450,000	JPMC	01/08/20	USD	1,482,573	24,201
JPY	500,000,000	BOM	01/10/20	USD	4,709,907	107,368
JPY	79,100,000	CBNA	01/27/20	USD	733,468	4,668
JPY	210,700,000	JPMC	02/10/20	USD	1,962,894	20,117
JPY	252,800,000	MSIP	02/18/20	USD	2,328,494	(3,494)
JPY	155,100,000	MSIP	02/25/20	USD	1,437,620	6,330

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	176,700,000	BBP	03/02/20	USD	1,636,629	$5,473
JPY	154,900,000	MSIP	03/09/20	USD	1,423,854	(6,612)
JPY	55,400,000	BBP	03/23/20	USD	508,674	(3,369)
NZD	3,828,000	HSBCU	01/31/20	USD	2,517,858	(60,069)

Net Unrealized Depreciation						$(140,461)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/20	15	USD	2,338,594	$(47,730)
U.S. Treasury Note 10 Year Futures	03/20/20	64	USD	8,219,000	(29,947)
U.S. Treasury Note 2 Year Futures	03/31/20	109	USD	23,489,500	(8,753)
U.S. Treasury Note 5 Year Futures	03/31/20	212	USD	25,145,188	(91,556)
U.S. Treasury Ultra Long Bond Futures	03/20/20	19	USD	3,451,469	(103,629)

Futures Contracts—Short
Euro-Buxl 30 Year Bond Futures	03/06/20	(2)	EUR	(396,760)	11,036
U.S. Treasury Ultra Long Bond Futures	03/20/20	(33)	USD	(4,643,203)	56,506

Net Unrealized Depreciation					$(214,073)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 30 Year IRS	2.450%	JPMC	3M LIBOR	Pay	08/02/27	665,000	USD	665,000	$68,295	$103,372	$35,077
Call - OTC - 30 Year IRS	2.450%	BBP	3M LIBOR	Pay	08/02/27	365,000	USD	365,000	52,629	60,482	7,853
Call - OTC - 30 Year IRS	1.850%	DBAG	3M LIBOR	Pay	09/20/29	245,000	USD	245,000	40,057	24,691	(15,366)
Put - OTC - 10 Year IRS	1.700%	BOA	3M LIBOR	Receive	11/23/20	2,770,000	USD	2,770,000	69,388	93,961	24,573
Put - OTC - 30 Year IRS	2.450%	JPMC	3M LIBOR	Receive	08/02/27	665,000	USD	665,000	131,404	73,598	(57,806)
Put - OTC - 30 Year IRS	2.450%	BBP	3M LIBOR	Receive	08/02/27	365,000	USD	365,000	71,873	40,678	(31,195)
Put - OTC - 30 Year IRS	1.850%	DBAG	3M LIBOR	Receive	09/20/29	245,000	USD	245,000	40,058	37,918	(2,140)

Totals									$473,704	$434,700	$(39,004)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M FEDRC	Annually	1.625%	Annually	11/14/26	USD	2,610,000	$(11,099)	$—	$(11,099)
Receive	3M LIBOR	Semi-Annually	1.716%	Quarterly	10/29/29	USD	830,000	13,076	—	13,076
Receive	3M LIBOR	Semi-Annually	1.721%	Quarterly	10/29/29	USD	1,610,000	24,633	—	24,633
Receive	3M LIBOR	Semi-Annually	1.727%	Quarterly	10/29/29	USD	2,675,000	39,472	—	39,472
Receive	3M LIBOR	Semi-Annually	1.765%	Quarterly	10/30/29	USD	1,335,000	15,114	—	15,114
Receive	3M LIBOR	Semi-Annually	1.766%	Quarterly	10/30/29	USD	1,210,000	13,589	—	13,589
Receive	3M LIBOR	Semi-Annually	1.769%	Quarterly	10/30/29	USD	1,340,000	14,624	—	14,624
Receive	3M LIBOR	Semi-Annually	1.770%	Quarterly	10/30/29	USD	1,230,000	13,312	—	13,312

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	1.787%	Quarterly	09/24/49	USD	85,000	$6,008	$—	$6,008
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	03/21/23	USD	2,825,000	(27,147)	14,481	(41,628)
Receive	3M LIBOR	Semi-Annually	2.358%	Quarterly	04/09/24	USD	8,625,000	(230,984)	—	(230,984)
Receive	3M LIBOR	Semi-Annually	2.359%	Quarterly	04/09/24	USD	6,055,000	(162,407)	—	(162,407)
Receive	3M LIBOR	Semi-Annually	2.360%	Quarterly	04/09/24	USD	6,470,000	(173,805)	—	(173,805)
Receive	3M LIBOR	Semi-Annually	2.363%	Quarterly	04/09/24	USD	6,295,000	(169,753)	—	(169,753)
Receive	3M LIBOR	Semi-Annually	2.386%	Quarterly	05/31/49	USD	375,000	(24,746)	—	(24,746)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/20/47	USD	3,955,000	(566,518)	(89,207)	(477,311)
Receive	3M LIBOR	Semi-Annually	2.873%	Quarterly	01/28/49	USD	150,000	(26,263)	—	(26,263)
Receive	3M LIBOR	Semi-Annually	2.884%	Quarterly	12/31/48	USD	300,000	(53,223)	—	(53,223)

Totals								$(1,306,117)	$(74,726)	$(1,231,391)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.33.V2	(5.000%)	Quarterly	12/20/24	2.800%	USD	569,250	$(54,839)	$(40,756)	$(14,083)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.32.V1	1.000%	Quarterly	12/20/24	1.737%	USD	1,820,000	$(61,201)	$(83,752)	$22,551
CDX.NA.IG.33.V1	1.000%	Quarterly	12/20/24	0.453%	USD	4,685,000	121,463	121,895	(432)

Totals							$60,262	$38,143	$22,119

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	22.457%	USD	138,388	$8,303	$19,095	$(10,792)
PRIMEX.ARM. (e)	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	242,425	—	(513)	513

Totals								$8,303	$18,582	$(10,279)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	22.457%	USD	138,388	$(8,303)	$(3,747)	$(4,556)
CMBX.NA.AAA.12	0.500%	Monthly	08/17/61	MSIP	0.491%	USD	1,675,000	1,139	313	826
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	9.897%	USD	270,000	(30,575)	(53,314)	22,739
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	9.897%	USD	465,000	(52,656)	(86,601)	33,945
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	9.897%	USD	465,000	(52,657)	(86,601)	33,944
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	9.897%	USD	645,000	(73,041)	(135,820)	62,779
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	9.897%	USD	530,000	(60,018)	(58,813)	(1,205)

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	7.955%	USD	550,000	$(62,797)	$(156,166)	$93,369
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	7.955%	USD	241,000	(27,516)	(59,417)	31,901
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	7.955%	USD	580,000	(66,222)	(181,510)	115,288
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	7.955%	USD	1,289,000	(147,172)	(365,997)	218,825
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	5.075%	USD	185,000	(9,452)	(26,508)	17,056
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	5.075%	USD	170,000	(8,686)	(25,789)	17,103
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	5.075%	USD	660,000	(33,722)	(74,951)	41,229
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	5.075%	USD	90,000	(4,598)	(8,031)	3,433
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	5.075%	USD	830,000	(42,408)	(124,759)	82,351
PRIMEX.ARM.2 (e)	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	242,425	—	7,120	(7,120)

Totals								$(678,684)	$(1,440,591)	$761,907

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(BOM)—	Bank of Montreal
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EGP)—	Egyptian Pound
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(NZD)—	New Zealand Dollar
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CDOR)—	Canadian Dollar Offered Rate
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDRC)—	U.S. Federal Funds Rate Compounded
(GUKG)—	U.K. Government Bonds Generic Bid Yield
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$27,228,219	$—	$—	$27,228,219
Air Freight & Logistics	1,972,534	—	—	1,972,534
Banks	26,010,711	—	—	26,010,711
Beverages	16,600,572	—	—	16,600,572
Biotechnology	15,364,754	—	—	15,364,754
Capital Markets	22,864,646	—	—	22,864,646
Chemicals	19,150,516	—	—	19,150,516
Communications Equipment	3,044,010	—	—	3,044,010
Construction & Engineering	1,103,263	—	—	1,103,263
Consumer Finance	6,543,377	—	—	6,543,377
Containers & Packaging	5,953,261	—	—	5,953,261
Diversified Consumer Services	733,475	—	—	733,475
Diversified Financial Services	6,585,842	—	—	6,585,842
Diversified Telecommunication Services	11,464,854	—	—	11,464,854
Electric Utilities	17,999,705	—	—	17,999,705
Electrical Equipment	2,141,134	—	—	2,141,134
Energy Equipment & Services	3,936,866	—	—	3,936,866
Entertainment	17,744,652	—	—	17,744,652
Equity Real Estate Investment Trusts	26,482,995	—	—	26,482,995
Food & Staples Retailing	3,276,342	—	—	3,276,342
Food Products	9,490,614	—	—	9,490,614
Gas Utilities	1,786,665	—	—	1,786,665
Health Care Equipment & Supplies	27,898,448	—	—	27,898,448
Health Care Providers & Services	23,648,301	—	—	23,648,301
Hotels, Restaurants & Leisure	24,972,694	—	—	24,972,694
Household Products	16,151,443	—	—	16,151,443
Independent Power and Renewable Electricity Producers	4,489,802	—	—	4,489,802
Industrial Conglomerates	3,052,439	—	—	3,052,439
Insurance	30,750,992	—	—	30,750,992
Interactive Media & Services	41,466,224	—	—	41,466,224
Internet & Direct Marketing Retail	28,238,691	—	—	28,238,691
IT Services	40,960,541	—	—	40,960,541
Life Sciences Tools & Services	7,848,859	—	—	7,848,859
Machinery	19,124,289	—	—	19,124,289
Media	17,229,713	—	—	17,229,713
Multi-Utilities	9,549,494	—	—	9,549,494
Oil, Gas & Consumable Fuels	34,628,770	1,676	0	34,630,446
Pharmaceuticals	38,194,246	—	—	38,194,246
Professional Services	9,452,390	—	—	9,452,390
Road & Rail	8,583,641	—	—	8,583,641
Semiconductors & Semiconductor Equipment	33,566,696	—	—	33,566,696

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$58,183,477	$—	$—	$58,183,477
Specialty Retail	18,704,548	—	—	18,704,548
Technology Hardware, Storage & Peripherals	31,540,525	—	—	31,540,525
Textiles, Apparel & Luxury Goods	11,146,607	—	—	11,146,607
Trading Companies & Distributors	1,103,088	—	—	1,103,088
Total Common Stocks	787,964,925	1,676	0	787,966,601
Total U.S. Treasury & Government Agencies*	—	304,976,581	—	304,976,581
Corporate Bonds & Notes
Aerospace/Defense	—	2,976,305	—	2,976,305
Agriculture	—	2,693,086	—	2,693,086
Apparel	—	53,750	—	53,750
Auto Manufacturers	—	2,866,134	—	2,866,134
Auto Parts & Equipment	—	62,400	—	62,400
Banks	—	35,512,520	0	35,512,520
Beverages	—	3,712,506	—	3,712,506
Biotechnology	—	316,826	—	316,826
Building Materials	—	241,700	—	241,700
Chemicals	—	2,980,438	—	2,980,438
Commercial Services	—	1,461,276	—	1,461,276
Computers	—	3,987,633	—	3,987,633
Distribution/Wholesale	—	53,000	—	53,000
Diversified Financial Services	—	2,079,531	—	2,079,531
Electric	—	10,912,687	—	10,912,687
Electronics	—	130,350	—	130,350
Engineering & Construction	—	1,569,748	—	1,569,748
Entertainment	—	165,100	—	165,100
Environmental Control	—	536,729	—	536,729
Food	—	1,765,835	—	1,765,835
Food Service	—	210,750	—	210,750
Forest Products & Paper	—	998,659	—	998,659
Gas	—	581,518	—	581,518
Healthcare-Products	—	346,321	—	346,321
Healthcare-Services	—	3,102,630	—	3,102,630
Home Builders	—	343,438	—	343,438
Insurance	—	2,735,077	—	2,735,077
Internet	—	2,663,975	—	2,663,975
Iron/Steel	—	1,178,065	—	1,178,065
Leisure Time	—	31,425	—	31,425
Lodging	—	363,392	—	363,392
Machinery-Construction & Mining	—	109,144	—	109,144
Media	—	7,609,790	—	7,609,790
Mining	—	1,034,264	—	1,034,264
Miscellaneous Manufacturing	—	211,891	—	211,891
Multi-National	—	8,607,264	—	8,607,264
Office/Business Equipment	—	62,925	—	62,925
Oil & Gas	—	6,020,773	—	6,020,773
Packaging & Containers	—	236,906	—	236,906
Pharmaceuticals	—	8,856,058	—	8,856,058
Pipelines	—	6,089,560	—	6,089,560
Real Estate Investment Trusts	—	2,122,890	—	2,122,890
Retail	—	1,311,343	—	1,311,343
Semiconductors	—	2,552,243	—	2,552,243
Software	—	1,487,632	—	1,487,632
Telecommunications	—	9,634,147	—	9,634,147
Transportation	—	1,651,435	—	1,651,435
Trucking & Leasing	—	30,974	—	30,974

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Water	$—	$231,465	$—	$231,465
Total Corporate Bonds & Notes	—	144,493,508	0	144,493,508
Total Mortgage-Backed Securities*	—	68,907,366	—	68,907,366
Total Asset-Backed Securities*	—	55,555,813	—	55,555,813
Total Foreign Government*	—	8,571,510	—	8,571,510
Floating Rate Loans
Advertising	—	291,326	—	291,326
Aerospace/Defense	—	148,901	—	148,901
Airlines	—	100,946	—	100,946
Auto Manufacturers	—	98,127	—	98,127
Auto Parts & Equipment	—	384,997	—	384,997
Building Materials	—	224,251	—	224,251
Commercial Services	—	1,507,891	—	1,507,891
Computers	—	206,286	—	206,286
Cosmetics/Personal Care	—	420,787	—	420,787
Distribution/Wholesale	—	75,447	—	75,447
Diversified Financial Services	—	408,035	—	408,035
Electronics	—	99,038	—	99,038
Engineering & Construction	—	146,041	—	146,041
Entertainment	—	702,995	—	702,995
Food	—	232,547	—	232,547
Food Service	—	100,656	—	100,656
Gas	—	150,183	—	150,183
Healthcare-Products	—	89,062	—	89,062
Healthcare-Services	—	276,990	—	276,990
Insurance	—	711,018	—	711,018
Lodging	—	191,775	—	191,775
Machinery	—	88,086	—	88,086
Machinery-Construction & Mining	—	99,784	—	99,784
Machinery-Diversified	—	176,199	—	176,199
Media	—	702,849	—	702,849
Miscellaneous Manufacturing	—	103,705	—	103,705
Oil & Gas	—	442,350	0	442,350
Packaging & Containers	—	539,238	—	539,238
Pharmaceuticals	—	436,975	—	436,975
Real Estate Investment Trusts	—	196,581	—	196,581
Retail	—	387,026	246,663	633,689
Semiconductors	—	58,064	—	58,064
Software	—	894,886	—	894,886
Telecommunications	—	702,404	—	702,404
Transportation	—	81,604	—	81,604
Total Floating Rate Loans	—	11,477,050	246,663	11,723,713
Total Municipals*	—	4,882,523	—	4,882,523
Total Short-Term Investments*	—	28,842,276	—	28,842,276
Securities Lending Reinvestments
Certificates of Deposit	—	2,499,944	—	2,499,944
Commercial Paper	—	1,999,132	—	1,999,132
Repurchase Agreements	—	34,472,267	—	34,472,267
Time Deposits	—	2,000,000	—	2,000,000
Mutual Funds	3,000,000	—	—	3,000,000
Total Securities Lending Reinvestments	3,000,000	40,971,343	—	43,971,343
Total Purchased Options at Value	$—	$434,700	$—	$434,700
Total Investments	$790,964,925	$669,114,346	$246,663	$1,460,325,934

Collateral for Securities Loaned (Liability)	$—	$(43,960,926)	$—	$(43,960,926)
TBA Forward Sales Commitments	$—	$(1,340,711)	$—	$(1,340,711)

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$168,157	$—	$168,157
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(308,618)	—	(308,618)
Total Forward Contracts	$—	$(140,461)	$—	$(140,461)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$67,542	$—	$—	$67,542
Futures Contracts (Unrealized Depreciation)	(281,615)	—	—	(281,615)
Total Futures Contracts	$(214,073)	$—	$—	$(214,073)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$162,379	$—	$162,379
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,385,734)	—	(1,385,734)
Total Centrally Cleared Swap Contracts	$—	$(1,223,355)	$—	$(1,223,355)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$9,442	$0	$9,442
OTC Swap Contracts at Value (Liabilities)	—	(679,823)	—	(679,823)
Total OTC Swap Contracts	$—	$(670,381)	$0	$(670,381)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2019 not presented.

Transfers from Level 3 to Level 2 in the amount of $(27,463) were due to the initiation of a broker or vendor providing a price which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,460,325,934
Cash	75,920
Cash denominated in foreign currencies (c)	4,607,328
OTC swap contracts at market value (d)	9,442
Unrealized appreciation on forward foreign currency exchange contracts	168,157
Receivable for:
Investments sold	1,615,928
TBA securities sold (e)	40,782,004
Fund shares sold	200,128
Principal paydowns	3,890
Dividends and interest	3,429,143
Interest on OTC swap contracts	6,069
Variation margin on centrally cleared swap contracts	112,973
Prepaid expenses	3,630

Total Assets	1,511,340,546
Liabilities
Due to broker	10,237
TBA Forward sales commitments, at value	1,340,711
OTC swap contracts at market value (f)	679,823
Unrealized depreciation on forward foreign currency exchange contracts	308,618
Collateral for securities loaned	43,960,926
Payables for:
Investments purchased	3,039,636
TBA securities purchased	188,015,197
Fund shares redeemed	166,679
Variation margin on futures contracts	27,482
Premium on purchased options	473,704
Interest on OTC swap contracts	214
Accrued Expenses:
Management fees	459,684
Distribution and service fees	17,088
Deferred trustees’ fees	143,320
Other expenses	464,720

Total Liabilities	239,108,039

Net Assets	$1,272,232,507

Net Assets Consist of:
Paid in surplus	$1,026,211,818
Distributable earnings (Accumulated losses)	246,020,689

Net Assets	$1,272,232,507

Net Assets
Class A	$1,179,269,698
Class B	63,942,665
Class E	29,020,144
Capital Shares Outstanding*
Class A	58,603,743
Class B	3,201,797
Class E	1,446,264
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.12
Class B	19.97
Class E	20.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,292,291,224.
(b)	Includes securities loaned at value of $44,903,995.
(c)	Identified cost of cash denominated in foreign currencies was $4,579,633.
(d)	Net premium paid on OTC swap contracts was $26,015.
(e)	Included within TBA securities sold is $1,340,574 related to TBA forward sale commitments.
(f)	Net premium received on OTC swap contracts was $1,448,024.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$11,928,725
Interest (b)	16,999,894
Securities lending income	269,104

Total investment income	29,197,723
Expenses
Management fees	5,665,404
Administration fees	62,195
Custodian and accounting fees	353,305
Distribution and service fees—Class B	154,285
Distribution and service fees—Class E	42,628
Audit and tax services	106,950
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	189,758
Insurance	8,365
Miscellaneous	18,009

Total expenses	6,704,215
Less management fee waiver	(365,428)
Less broker commission recapture	(9,152)

Net expenses	6,329,635

Net Investment Income	22,868,088

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	55,090,793
Purchased options	2,321
Futures contracts	5,559,703
Written options	181,740
Swap contracts	(1,902,409)
Foreign currency transactions	165,223
Forward foreign currency transactions	173,925

Net realized gain	59,271,296

Net change in unrealized appreciation (depreciation) on:
Investments	170,440,580
Purchased options	142,572
Futures contracts	(1,764,028)
Written options	45,596
Swap contracts	475,664
Foreign currency transactions	(118,648)
Forward foreign currency transactions	170,085

Net change in unrealized appreciation	169,391,821

Net realized and unrealized gain	228,663,117

Net Increase in Net Assets From Operations	$251,531,205

(a)	Net of foreign withholding taxes of $43,892.
(b)	Net of foreign withholding taxes of $7,071.
(c)	Net of foreign capital gains tax of $24,658.

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,868,088	$23,652,613
Net realized gain	59,271,296	75,558,169
Net change in unrealized appreciation (depreciation)	169,391,821	(142,319,130)

Increase (decrease) in net assets from operations	251,531,205	(43,108,348)

From Distributions to Shareholders
Class A	(93,294,606)	(108,001,794)
Class B	(4,898,789)	(5,815,748)
Class E	(2,291,042)	(2,808,549)

Total distributions	(100,484,437)	(116,626,091)

Decrease in net assets from capital share transactions	(14,039,222)	(2,290,481)

Total increase (decrease) in net assets	137,007,546	(162,024,920)

Net Assets
Beginning of period	1,135,224,961	1,297,249,881

End of period	$1,272,232,507	$1,135,224,961

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	909,024	$17,469,354	816,982	$16,360,943
Reinvestments	5,062,106	93,294,606	5,693,294	108,001,794
Redemptions	(6,331,585)	(121,912,801)	(6,222,593)	(121,906,443)

Net increase (decrease)	(360,455)	$(11,148,841)	287,683	$2,456,294

Class B
Sales	200,673	$3,816,911	166,988	$3,267,332
Reinvestments	267,547	4,898,789	308,364	5,815,748
Redemptions	(501,459)	(9,571,926)	(640,333)	(12,596,842)

Net decrease	(33,239)	$(856,226)	(164,981)	$(3,513,762)

Class E
Sales	38,949	$761,121	27,556	$537,191
Reinvestments	124,581	2,291,042	148,365	2,808,549
Redemptions	(266,250)	(5,086,318)	(233,060)	(4,578,753)

Net decrease	(102,720)	$(2,034,155)	(57,139)	$(1,233,013)

Decrease derived from capital shares transactions		$(14,039,222)		$(2,290,481)

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$17.82	$20.38	$18.49	$18.66		$22.29

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.37	0.35	0.37	(b)	0.38
Net realized and unrealized gain (loss)	3.58	(1.02)	2.40	0.88		0.24

Total income (loss) from investment operations	3.94	(0.65)	2.75	1.25		0.62

Less Distributions
Distributions from net investment income	(0.44)	(0.36)	(0.38)	(0.53)		(0.45)
Distributions from net realized capital gains	(1.20)	(1.55)	(0.48)	(0.89)		(3.80)

Total distributions	(1.64)	(1.91)	(0.86)	(1.42)		(4.25)

Net Asset Value, End of Period	$20.12	$17.82	$20.38	$18.49		$18.66

Total Return (%) (c)	22.99	(3.76)	15.14	6.99		2.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.54	0.55		0.54
Net ratio of expenses to average net assets (%) (d)(e)	0.50	0.50	0.51	0.52		0.51
Ratio of net investment income to average net assets (%)	1.88	1.89	1.78	2.02	(b)	1.87
Portfolio turnover rate (%)	322 (f)	341 (f)	342 (f)	405	(f)	299 (f)
Net assets, end of period (in millions)	$1,179.3	$1,050.5	$1,195.7	$1,135.6		$1,168.2

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$17.69	$20.24	$18.37	$18.54		$22.17

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.32	0.30	0.32	(b)	0.33
Net realized and unrealized gain (loss)	3.56	(1.01)	2.38	0.88		0.23

Total income (loss) from investment operations	3.87	(0.69)	2.68	1.20		0.56

Less Distributions
Distributions from net investment income	(0.39)	(0.31)	(0.33)	(0.48)		(0.39)
Distributions from net realized capital gains	(1.20)	(1.55)	(0.48)	(0.89)		(3.80)

Total distributions	(1.59)	(1.86)	(0.81)	(1.37)		(4.19)

Net Asset Value, End of Period	$19.97	$17.69	$20.24	$18.37		$18.54

Total Return (%) (c)	22.72	(4.01)	14.85	6.74		2.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.79	0.80		0.79
Net ratio of expenses to average net assets (%) (d)(e)	0.75	0.75	0.76	0.77		0.76
Ratio of net investment income to average net assets (%)	1.63	1.64	1.53	1.77	(b)	1.62
Portfolio turnover rate (%)	322 (f)	341 (f)	342 (f)	405	(f)	299 (f)
Net assets, end of period (in millions)	$63.9	$57.2	$68.8	$66.4		$66.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$17.77	$20.33	$18.44	$18.61		$22.24

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.34	0.32	0.34	(b)	0.35
Net realized and unrealized gain (loss)	3.58	(1.02)	2.40	0.87		0.23

Total income (loss) from investment operations	3.91	(0.68)	2.72	1.21		0.58

Less Distributions
Distributions from net investment income	(0.41)	(0.33)	(0.35)	(0.49)		(0.41)
Distributions from net realized capital gains	(1.20)	(1.55)	(0.48)	(0.89)		(3.80)

Total distributions	(1.61)	(1.88)	(0.83)	(1.38)		(4.21)

Net Asset Value, End of Period	$20.07	$17.77	$20.33	$18.44		$18.61

Total Return (%) (c)	22.85	(3.88)	14.95	6.83		2.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.68	0.69	0.70		0.69
Net ratio of expenses to average net assets (%) (d)(e)	0.65	0.65	0.66	0.67		0.66
Ratio of net investment income to average net assets (%)	1.73	1.74	1.63	1.87	(b)	1.72
Portfolio turnover rate (%)	322 (f)	341 (f)	342 (f)	405	(f)	299 (f)
Net assets, end of period (in millions)	$29.0	$27.5	$32.6	$30.9		$32.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2019 through 2015. (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 60%, 62%, 74%, 58% and 71% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2019, the Portfolio did not have any unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $13,872,307. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,472,267. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letter of credit, or others collateral deemed approprioate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(40,237,972)	$—	$—	$—	$(40,237,972)
Corporate Bonds & Notes	(2,801,438)	—	—	—	(2,801,438)
U.S. Treasury & Government Agencies	(921,516)	—	—	—	(921,516)
Total Borrowings	$(43,960,926)	$—	$—	$—	$(43,960,926)
Gross amount of recognized liabilities for securities lending transactions					$(43,960,926)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Spreadlock Swap Contracts – The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$434,700
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	139,828	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$1,371,219
	Unrealized appreciation on futures contracts (c) (d)	67,542	Unrealized depreciation on futures contracts (c) (d)	281,615
Credit	OTC swap contracts at market value (e)	9,442	OTC swap contracts at market value (e)	679,823
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	22,551	Unrealized depreciation on centrally cleared swap contracts (b) (c)	14,515
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	168,157	Unrealized depreciation on forward foreign currency exchange contracts	308,618

Total		$842,220		$2,655,790

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $7,682 and OTC swap interest payable of $214.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$93,961	$—	$—	$93,961
Bank of Montreal	107,368	—	—	107,368
Barclays Bank plc	106,633	(12,090)	—	94,543
Citibank N.A.	4,668	(4,668)	—	—
Deutsche Bank AG	62,609	(13,146)	—	49,463
JPMorgan Chase Bank N.A.	229,591	(4,212)	—	225,379
Morgan Stanley & Co. International plc	7,469	(7,469)	—	—

	$612,299	$(41,585)	$—	$570,714

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$12,090	$(12,090)	$—	$—
BNP Paribas S.A.	1,449	—	—	1,449
Citibank N.A.	38,316	(4,668)	—	33,648
Credit Suisse International	281,178	—	(281,178)	—
Deutsche Bank AG	13,146	(13,146)	—	—
Goldman Sachs International	193,122	—	(193,122)	—

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
HSBC Bank USA	$77,690	$—	$—	$77,690
JPMorgan Chase Bank N.A.	4,212	(4,212)	—	—
Morgan Stanley & Co. International plc	252,495	(7,469)	(190,873)	54,153
NatWest Markets plc	7,424	—	—	7,424
Royal Bank of Canada	1,277	—	—	1,277
State Street Bank and Trust	102,443	—	—	102,443
Toronto Dominion Bank	3,599	—	—	3,599

	$988,441	$(41,585)	$(665,173)	$281,683

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$2,321	$—	$—	$—	$2,321
Forward foreign currency transactions	—	—	—	173,925	173,925
Futures contracts	4,040,032	—	1,519,671	—	5,559,703
Swap contracts	(2,091,978)	189,569	—	—	(1,902,409)
Written options	(308,069)	489,809	—	—	181,740

	$1,642,306	$679,378	$1,519,671	$173,925	$4,015,280

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$142,572	$—	$—	$—	$142,572
Forward foreign currency transactions	—	—	—	170,085	170,085
Futures contracts	(1,718,010)	—	(46,018)	—	(1,764,028)
Swap contracts	(788,951)	1,264,615	—	—	475,664
Written options	—	45,596	—	—	45,596

	$(2,364,389)	$1,310,211	$(46,018)	$170,085	$(930,111)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$16,687,333
Forward foreign currency transactions	30,484,748
Futures contracts long	93,157,846
Futures contracts short	(14,717,054)
Swap contracts	83,595,848
Written options	(109,465,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,634,360,357	$577,744,176	$3,597,829,480	$677,432,904

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$3,500,395,040	$3,478,583,606

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $3,811,389 in purchases and $105,141 in sales of investments, which are included above, and resulted in net realized losses of $24,663.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$5,665,404	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $500 million

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 30, 2018 to April 30, 2019. There were no fees waived during the year ended December 31, 2019.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $365,428 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,292,917,556

Gross unrealized appreciation	183,893,805
Gross unrealized depreciation	(19,055,889)

Net unrealized appreciation (depreciation)	$164,837,916

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$28,177,691	$42,747,765	$72,306,746	$73,878,326	$100,484,437	$116,626,091

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$42,371,189	$38,927,253	$164,865,567	$—	$246,164,009
The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Balanced Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Balanced Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-55

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-56

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-58

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-59

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Wellington Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Bloomberg Barclays U.S. Aggregate Bond Index (40%), for the five-year period ended October 31, 2019, and underperformed its blended benchmark for the one-year and three-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-60

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 30.94%, 30.64%, and 30.77%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 31.43%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in U.S. Federal Reserve (the “Fed”) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019 by 0.25%. Trade tensions were volatile during the quarter but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Index, for the period ended December 31, 2019. Strong stock selection within the Health Care, Materials, and Consumer Discretionary sectors was only partially offset by weaker selection within Energy. Sector allocation, a result of the bottom-up stock selection process, detracted from performance due to the Portfolio’s underweight allocation to Information Technology (“IT”) and overweight allocation to Consumer Staples.

The Portfolio’s overweight positions in American Tower (Real Estate), Danaher (Health Care), and Lockheed Martin (Industrials) were among the top relative contributors during the period. Shares of American Tower (“AMT”), a leading independent owner, operator, and developer of multitenant communications real estate, traded higher on strong earnings over the last three quarters. Earlier in the year the company acquired Eaton Towers in a push to take advantage of accelerating mobile phone usage and the rollout of 4G technology in Africa. In September, AT&T signed a new master lease agreement with AMT, pushing shares up another 3%. Shares of Danaher, a provider of medical equipment, climbed early in the year on the announcement of a deal to acquire General Electric’s biopharma unit, putting Danaher at the forefront of biotech equipment makers. Strong earnings and the announced split-off of dental business Envista further benefited the stock. Shares of Lockheed Martin, a U.S.-based aerospace and defense company, climbed after the company raised its profit and sales forecasts for 2019. Higher production of its F-35 fighter jet and an increase in arms sales boosted the business outlook. This, along with a missile defense deal with Saudi Arabia, grew Lockheed’s order backlog to record highs. The stock has also benefited from a rebound in defense spending under the Trump administration. The Portfolio held all three positions at the end of the period.

Not holding benchmark constituent Apple (IT) and the Portfolio’s overweight positions in McDonald’s (Consumer Discretionary) and Public Storage (Real Estate) were among the top relative detractors during the period. Shares of McDonald’s, a multinational fast food restaurant chain, gained on strong earnings in the first two quarters and solid growth in same-store revenue. However, the stock declined in the fourth quarter after CEO, Steve Easterbrook, was fired. We continue to hold the position. Shares of Public Storage, an owner and operator of self-storage facilities, gained over the first half of the year, but then slid on disappointing quarterly results and same-store sales that were lower than projected, causing the company to cut its full-year outlook. We continue to believe in the company’s long-term prospects and maintain the Portfolio’s position.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At of the end of the period, the Portfolio was most overweight the Industrials and Consumer Staples sectors and most underweight the IT and Communication Services sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	30.94	11.35	11.88
Class B	30.64	11.08	11.60
Class E	30.77	11.19	11.71
Russell 1000 Index	31.43	11.48	13.54

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Medtronic plc	3.7
Coca-Cola Co. (The)	3.7
UnitedHealth Group, Inc.	3.6
McDonald’s Corp.	3.6
Johnson & Johnson	3.5
TJX Cos., Inc. (The)	3.1
NIKE, Inc. - Class B	3.1
Microsoft Corp.	3.0
Union Pacific Corp.	2.9
Chubb, Ltd.	2.8

Top Sectors

% of Net Assets
Industrials	19.7
Health Care	19.3
Consumer Staples	15.1
Consumer Discretionary	13.0
Financials	12.3
Information Technology	9.2
Real Estate	4.0
Materials	4.0
Energy	1.4

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.57%	$1,000.00	$1,082.60	$2.99
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,081.60	$4.30
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$1,081.90	$3.78
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—8.0%
General Dynamics Corp.	542,760	$95,715,726
Lockheed Martin Corp.	188,853	73,535,581
Northrop Grumman Corp.	174,535	60,034,804
United Technologies Corp.	539,015	80,722,886

		310,008,997

Air Freight & Logistics—1.9%
United Parcel Service, Inc. - Class B (a)	613,617	71,830,006

Banks—2.4%
PNC Financial Services Group, Inc. (The) (a)	587,199	93,734,576

Beverages—8.3%
Coca-Cola Co. (The)	2,552,953	141,305,948
Diageo plc	2,072,641	87,340,399
PepsiCo, Inc.	685,331	93,664,188

		322,310,535

Biotechnology—1.5%
Amgen, Inc.	233,660	56,328,416

Capital Markets—1.9%
BlackRock, Inc.	145,431	73,108,164

Chemicals—4.0%
Ecolab, Inc.	376,512	72,663,051
Linde plc (a)	381,075	81,130,867

		153,793,918

Consumer Finance—2.5%
American Express Co.	787,756	98,067,744

Equity Real Estate Investment Trusts—4.0%
American Tower Corp. (a)	328,422	75,477,944
Public Storage (a)	368,721	78,522,824

		154,000,768

Food & Staples Retailing—1.7%
Costco Wholesale Corp. (a)	224,743	66,056,463

Health Care Equipment & Supplies—8.2%
Baxter International, Inc.	1,056,115	88,312,336
Danaher Corp.	567,636	87,120,773
Medtronic plc	1,250,582	141,878,528

		317,311,637

Health Care Providers & Services—3.6%
UnitedHealth Group, Inc.	475,461	139,776,025

Hotels, Restaurants & Leisure—3.6%
McDonald’s Corp.	694,791	137,297,650

Household Products—5.0%
Colgate-Palmolive Co. (a)	1,432,205	98,592,992

Household Products—(Continued)
Procter & Gamble Co. (The)	756,623	94,502,213

		193,095,205

Industrial Conglomerates—3.3%
3M Co.	274,562	48,438,228
Honeywell International, Inc.	440,261	77,926,197

		126,364,425

Insurance—5.5%
Chubb, Ltd.	702,442	109,342,122
Marsh & McLennan Cos., Inc.	908,379	101,202,504

		210,544,626

IT Services—6.2%
Accenture plc - Class A	429,018	90,338,320
Automatic Data Processing, Inc. (a)	346,042	59,000,161
Visa, Inc. - Class A (a)	474,021	89,068,546

		238,407,027

Machinery—1.5%
Deere & Co.	333,902	57,851,861

Oil, Gas & Consumable Fuels—1.4%
Exxon Mobil Corp.	769,044	53,663,890

Pharmaceuticals—6.0%
Johnson & Johnson	914,536	133,403,367
Merck & Co., Inc.	1,086,136	98,784,069

		232,187,436

Road & Rail—5.0%
Canadian National Railway Co.	925,242	83,699,648
Union Pacific Corp.	610,180	110,314,442

		194,014,090

Software—3.0%
Microsoft Corp.	728,645	114,907,317

Specialty Retail—5.0%
Home Depot, Inc. (The)	322,941	70,523,856
TJX Cos., Inc. (The)	1,985,122	121,211,549

		191,735,405

Textiles, Apparel & Luxury Goods—4.5%
NIKE, Inc. - Class B	1,187,088	120,263,885
VF Corp.	528,784	52,698,614

		172,962,499

Total Common Stocks (Cost $2,711,102,218)		3,779,358,680

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (c) (Cost $0)	5,844,000	$0

Short-Term Investments—2.0%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $57,265,299; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $58,413,073.	57,263,390	57,263,390

U.S. Treasury—0.5%
U.S. Treasury Bill 1.565%, 03/26/20 (d)	19,425,000	19,356,661

Total Short-Term Investments (Cost $76,617,048)		76,620,051

Securities Lending Reinvestments (e)—3.7%

Certificates of Deposit—2.5%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	2,000,240
Agricultural Bank of China
2.250%, 01/24/20	3,000,000	3,000,003
2.250%, 02/10/20	3,000,000	2,999,979
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (f)	5,000,000	4,999,265
Bank of Nova Scotia 2.182%, 3M LIBOR + 0.170%, 01/09/20 (f)	5,000,000	5,000,335
Chiba Bank, Ltd. 2.080%, 02/13/20	3,000,000	3,000,072
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (f)	4,000,000	4,000,120
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (f)	10,000,000	10,000,560
Credit Industriel et Commercial
1.857%, 1M LIBOR + 0.160%, 01/03/20 (f)	5,000,000	4,999,970
1.864%, 1M LIBOR + 0.160%, 03/05/20 (f)	4,000,000	3,999,816
Credit Suisse AG 2.000%, SOFR + 0.460%, 11/03/20 (f)	5,000,000	5,002,545
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	9,000,000	9,000,405
KBC Bank NV 2.080%, 03/12/20	2,000,000	2,000,460
Mizuho Bank, Ltd. Zero Coupon, 01/10/20	2,984,251	2,998,590
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (f)	1,000,000	999,984
Norinchukin Bank, New York
Zero Coupon, 01/14/20	994,537	999,330
2.200%, 01/16/20	5,046,165	5,001,021

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 1.830%, SOFR + 0.290%, 07/16/20 (f)	5,000,000	4,998,625
Sumitomo Mitsui Banking Corp. 1.950%, 04/22/20	2,000,000	2,000,016
Sumitomo Mitsui Trust Bank, Ltd.
1.955%, 1M LIBOR + 0.170%, 01/21/20 (f)	5,000,000	5,000,095
1.970%, 04/17/20	500,000	500,033
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	3,956,257	3,990,320
Svenska Handelsbanken AB 2.005%, 1M LIBOR + 0.220%, 07/22/20 (f)	5,000,000	5,000,630
Toronto-Dominion Bank
1.874%, 1M LIBOR + 0.180%, 06/03/20 (f)	3,000,000	3,000,158
1.900%, FEDEFF PRV + 0.350%, 07/31/20 (f)	1,000,000	999,586

		95,492,158

Commercial Paper—0.3%
Bank of China, Ltd. 2.280%, 03/09/20	1,988,600	1,992,034
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,999,025	1,999,814
Mont Blanc Capital, Corp. 2.020%, 03/19/20	1,989,563	1,991,400
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (f)	4,000,000	4,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (f)	3,999,692	3,999,140

		13,982,388

Repurchase Agreements—0.7%
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $10,054,944; collateralized by various Common Stock with an aggregate market value of $11,001,316.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $1,502,756; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $15,027,563; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $15,304,780.	15,000,000	15,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $200,019; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $204,000.	200,000	200,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $102,001.	100,000	$100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $88,886; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $90,650.	88,872	88,872
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $500,076; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $510,002.	500,000	500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $410,483; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $418,657.	410,448	410,448

		27,799,320

Mutual Funds—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (g)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (g)	2,000,000	2,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $144,269,134)		144,273,866

Total Investments—103.7% (Cost $2,931,988,400)		4,000,252,597
Other assets and liabilities (net)—(3.7)%		(143,324,844)

Net Assets—100.0%		$3,856,927,753

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $141,522,823 and the collateral received consisted of cash in the amount of $144,257,411. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations:

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$310,008,997	$—	$—	$310,008,997
Air Freight & Logistics	71,830,006	—	—	71,830,006
Banks	93,734,576	—	—	93,734,576
Beverages	234,970,136	87,340,399	—	322,310,535
Biotechnology	56,328,416	—	—	56,328,416
Capital Markets	73,108,164	—	—	73,108,164
Chemicals	153,793,918	—	—	153,793,918
Consumer Finance	98,067,744	—	—	98,067,744
Equity Real Estate Investment Trusts	154,000,768	—	—	154,000,768
Food & Staples Retailing	66,056,463	—	—	66,056,463
Health Care Equipment & Supplies	317,311,637	—	—	317,311,637
Health Care Providers & Services	139,776,025	—	—	139,776,025
Hotels, Restaurants & Leisure	137,297,650	—	—	137,297,650
Household Products	193,095,205	—	—	193,095,205
Industrial Conglomerates	126,364,425	—	—	126,364,425
Insurance	210,544,626	—	—	210,544,626
IT Services	238,407,027	—	—	238,407,027
Machinery	57,851,861	—	—	57,851,861
Oil, Gas & Consumable Fuels	53,663,890	—	—	53,663,890
Pharmaceuticals	232,187,436	—	—	232,187,436
Road & Rail	194,014,090	—	—	194,014,090
Software	114,907,317	—	—	114,907,317
Specialty Retail	191,735,405	—	—	191,735,405
Textiles, Apparel & Luxury Goods	172,962,499	—	—	172,962,499
Total Common Stocks	3,692,018,281	87,340,399	—	3,779,358,680
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments	—	76,620,051	—	76,620,051
Securities Lending Reinvestments
Certificates of Deposit	—	95,492,158	—	95,492,158
Commercial Paper	—	13,982,388	—	13,982,388
Repurchase Agreements	—	27,799,320	—	27,799,320
Mutual Funds	7,000,000	—	—	7,000,000
Total Securities Lending Reinvestments	7,000,000	137,273,866	—	144,273,866
Total Investments	$3,699,018,281	$301,234,316	$0	$4,000,252,597

Collateral for Securities Loaned (Liability)	$—	$(144,257,411)	$—	$(144,257,411)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$4,000,252,597
Receivable for:
Fund shares sold	486,264
Dividends and interest	5,016,530
Prepaid expenses	11,146

Total Assets	4,005,766,537
Liabilities
Collateral for securities loaned	144,257,411
Payables for:
Fund shares redeemed	2,033,493
Accrued Expenses:
Management fees	1,805,222
Distribution and service fees	234,372
Deferred trustees’ fees	218,458
Other expenses	289,828

Total Liabilities	148,838,784

Net Assets	$3,856,927,753

Net Assets Consist of:
Paid in surplus	$2,353,465,159
Distributable earnings (Accumulated losses)	1,503,462,594

Net Assets	$3,856,927,753

Net Assets
Class A	$2,457,773,660
Class B	681,279,123
Class E	717,874,970
Capital Shares Outstanding*
Class A	69,203,916
Class B	19,471,621
Class E	20,436,719
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$35.51
Class B	34.99
Class E	35.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $141,522,823.
(b)	Identified cost of investments was $2,931,988,400.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$78,154,326
Interest	857,251
Securities lending income	781,182

Total investment income	79,792,759
Expenses
Management fees	26,485,984
Administration fees	138,459
Custodian and accounting fees	184,548
Distribution and service fees—Class B	1,644,774
Distribution and service fees—Class E	1,061,922
Audit and tax services	44,853
Legal	42,449
Trustees’ fees and expenses	60,868
Shareholder reporting	218,245
Insurance	26,007
Miscellaneous	31,180

Total expenses	29,939,289
Less management fee waiver	(5,521,919)
Less broker commission recapture	(7,681)

Net expenses	24,409,689

Net Investment Income	55,383,070

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	389,809,526
Foreign currency transactions	(7,327)

Net realized gain	389,802,199

Net change in unrealized appreciation on:
Investments	559,801,266
Foreign currency transactions	16,254

Net change in unrealized appreciation	559,817,520

Net realized and unrealized gain	949,619,719

Net Increase in Net Assets From Operations	$1,005,002,789

(a)	Net of foreign withholding taxes of $227,441.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$55,383,070	$58,629,225
Net realized gain	389,802,199	316,210,456
Net change in unrealized appreciation (depreciation)	559,817,520	(350,575,692)

Increase in net assets from operations	1,005,002,789	24,263,989

From Distributions to Shareholders
Class A	(234,756,816)	(181,538,032)
Class B	(63,678,729)	(47,981,086)
Class E	(69,225,314)	(52,615,965)

Total distributions	(367,660,859)	(282,135,083)

Decrease in net assets from capital share transactions	(260,368,791)	(434,590,569)

Total increase (decrease) in net assets	376,973,139	(692,461,663)

Net Assets
Beginning of period	3,479,954,614	4,172,416,277

End of period	$3,856,927,753	$3,479,954,614

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	551,263	$18,498,689	488,305	$15,651,864
Reinvestments	7,238,878	234,756,816	5,837,236	181,538,032
Redemptions	(12,745,161)	(429,588,638)	(14,304,208)	(461,190,687)

Net decrease	(4,955,020)	$(176,333,133)	(7,978,667)	$(264,000,791)

Class B
Sales	1,186,381	$39,469,686	637,417	$20,083,779
Reinvestments	1,990,582	63,678,729	1,561,885	47,981,086
Redemptions	(4,013,982)	(133,110,785)	(4,622,811)	(146,895,703)

Net decrease	(837,019)	$(29,962,370)	(2,423,509)	$(78,830,838)

Class E
Sales	140,449	$4,679,462	118,913	$3,787,893
Reinvestments	2,156,552	69,225,314	1,707,202	52,615,965
Redemptions	(3,845,561)	(127,978,064)	(4,652,051)	(148,162,798)

Net decrease	(1,548,560)	$(54,073,288)	(2,825,936)	$(91,758,940)

Decrease derived from capital shares transactions		$(260,368,791)		$(434,590,569)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.01	$32.30	$28.61	$28.38	$43.13

Income (Loss) from Investment Operations
Net investment income (a)	0.52	0.50	0.52	0.48	0.58
Net realized and unrealized gain (loss)	8.43	(0.45)	4.81	1.53	0.31

Total income (loss) from investment operations	8.95	0.05	5.33	2.01	0.89

Less Distributions
Distributions from net investment income	(0.57)	(0.58)	(0.49)	(0.48)	(0.77)
Distributions from net realized capital gains	(2.88)	(1.76)	(1.15)	(1.30)	(14.87)

Total distributions	(3.45)	(2.34)	(1.64)	(1.78)	(15.64)

Net Asset Value, End of Period	$35.51	$30.01	$32.30	$28.61	$28.38

Total Return (%) (b)	30.94	(0.09)	19.07	7.34	2.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (c)(d)	0.58	0.57	0.57	0.58	0.58
Ratio of net investment income to average net assets (%)	1.54	1.54	1.72	1.70	1.72
Portfolio turnover rate (%)	16	22	13	32	25
Net assets, end of period (in millions)	$2,457.8	$2,225.6	$2,653.5	$2,538.2	$2,113.5

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.60	$31.89	$28.26	$28.06	$42.79

Income (Loss) from Investment Operations
Net investment income (a)	0.43	0.41	0.44	0.41	0.49
Net realized and unrealized gain (loss)	8.32	(0.44)	4.75	1.50	0.31

Total income (loss) from investment operations	8.75	(0.03)	5.19	1.91	0.80

Less Distributions
Distributions from net investment income	(0.48)	(0.50)	(0.41)	(0.41)	(0.66)
Distributions from net realized capital gains	(2.88)	(1.76)	(1.15)	(1.30)	(14.87)

Total distributions	(3.36)	(2.26)	(1.56)	(1.71)	(15.53)

Net Asset Value, End of Period	$34.99	$29.60	$31.89	$28.26	$28.06

Total Return (%) (b)	30.64	(0.35)	18.81	7.06	2.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (c)(d)	0.83	0.82	0.82	0.83	0.83
Ratio of net investment income to average net assets (%)	1.29	1.29	1.47	1.44	1.47
Portfolio turnover rate (%)	16	22	13	32	25
Net assets, end of period (in millions)	$681.3	$601.2	$725.0	$691.8	$611.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.71	$32.00	$28.35	$28.13	$42.87

Income (Loss) from Investment Operations
Net investment income (a)	0.46	0.44	0.47	0.43	0.53
Net realized and unrealized gain (loss)	8.36	(0.44)	4.77	1.52	0.30

Total income (loss) from investment operations	8.82	0.00	5.24	1.95	0.83

Less Distributions
Distributions from net investment income	(0.52)	(0.53)	(0.44)	(0.43)	(0.70)
Distributions from net realized capital gains	(2.88)	(1.76)	(1.15)	(1.30)	(14.87)

Total distributions	(3.40)	(2.29)	(1.59)	(1.73)	(15.57)

Net Asset Value, End of Period	$35.13	$29.71	$32.00	$28.35	$28.13

Total Return (%) (b)	30.77	(0.25)	18.92	7.15	2.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (c)(d)	0.73	0.72	0.72	0.73	0.73
Ratio of net investment income to average net assets (%)	1.39	1.39	1.57	1.54	1.57
Portfolio turnover rate (%)	16	22	13	32	25
Net assets, end of period (in millions)	$717.9	$653.2	$794.0	$775.8	$829.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2019 through 2015. (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $57,263,390. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $27,799,320. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$592,593,840	$0	$1,152,085,657

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $8,346,403 in purchases and $9,033,364 in sales of investments, which are included above, and resulted in net realized gains of $3,784,216.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$26,485,984	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period April 30, 2018 through April 30, 2019. Amounts waived for the year ended December 31, 2019 were $4,338,659 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,183,260 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,939,658,842

Gross unrealized appreciation	1,074,899,476
Gross unrealized depreciation	(14,305,721)

Net unrealized appreciation (depreciation)	$1,060,593,755

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$58,480,020	$69,899,671	$309,180,839	$212,235,412	$367,660,859	$282,135,083

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$55,145,759	$387,922,046	$1,060,613,248	$—	$1,503,681,053

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Core Equity Opportunities Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”) as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Core Equity Opportunities Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Wellington Core Equity Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe for the three-year period ended June 30, 2019. In addition, the Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Universe median and the Sub-advised Expense Universe median, but above the Expense Group median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 12.14% and 11.74%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 8.13%.

MARKET ENVIRONMENT / CONDITIONS

After 2018 ending turbulently with the S&P 500 Index dropping 13.5% during the last quarter of that year, investors had three things at the top of their minds going in to 2019 – will the Federal Reserve (the “Fed”) be easing or tightening, will there be a full-blown trade war and will 2019 finally mark the end of the longest economic expansion on record? All three issues are intertwined, but we at least have data points to provide some indication as to the potential for recession and what the Fed will do with interest rates.

With three rate hikes in 2017, four rate hikes in 2018 and a hawkish tone from the Fed, investors braced themselves for another year of rising short-term rates as the U.S. economy continued its path of moderate growth (around 2%) and unemployment hovering around a 50-year low of just under 4%. The Fed, however, has a dual mandate and must manage both “maximum sustainable employment” (highest level of employment consistent with price stability) and price stability (inflation rate of 2%). With inflation remaining below the Fed’s target, softening economic data and uncertainty around geopolitical events like the U.S.-China trade war and Brexit (United Kingdom’s decision to withdraw from the European Union), as well as research by the Fed indicating that the structural relationship between employment and inflation having changed (the level of unemployment perceived to cause inflation is now lower than previously), the Fed decided to lower rates for the first time since 2008. In fact, they lowered rates three times in 2019. The softening economic data highlighted by the Fed as grounds to reverse policy was declining manufacturing output, weak business investment and weak exports, all of which faced headwinds from sluggish growth outside of the U.S. and from the ongoing trade war. The Fed’s decision to lower rates, along with stubbornly low inflation and economic uncertainty, also impacted long-term rates. The 10-year Treasury rate fell from 2.69% at the end of 2018 all the way to 1.47% at the beginning of September before finishing the year at 1.92%. A similar pattern was followed by the 30-year Treasury rate which went from 3.02% to a new all-time low of 1.91%, before finishing the year at 2.39%. The big drop in interest rates helped ensure that fixed income investors experienced strong returns for the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 8.7%, the best return since 2002, and the Bloomberg Barclays U.S. Corporate High Yield Index returning 14.3%.

Regarding the trade war, investors breathed a sigh of relief when China and the U.S. reached a “Phase 1” trade agreement in December, which reduced some of the tariffs imposed during the previous 18 months and put the brakes on additional tariffs, at least for now. Regarding sluggish growth abroad, we are two years into a global slowdown of both manufacturing and services activity. While service activity nonetheless continued to expand, global manufacturing activity experienced several months of contraction before making it back into positive territory towards the period end. With Chinese manufacturing also ending the period back in expansion mode, the concern shifted to Europe’s growth engine, Germany, whose slowdown in manufacturing was the main reason that the total Euro-area manufacturing Purchasing Managers Index had experienced contraction.

Part of the reason for the reacceleration in growth in the latter part of the year seems to lie with actions taken by global central bankers. As the beforementioned events played out, global central bankers kept a watchful eye on economic activity both within and outside of their respective jurisdictions, and all decided to turn on the spigots of monetary easing to seek to prevent the stall in manufacturing from dragging service activity into negative territory as well. The renewed global monetary stimulus and early signs of a reacceleration of global economic activity, paved the way for a strong final quarter of the decade for equity markets. As such, the S&P 500 Index returned an impressive 31.5% in 2019, beating all other major indices handsomely. The Russell 2000 Small Cap Index came closest, returning 25.5%, followed by Foreign Developed equities and Emerging Market equities which returned 22.0% and 18.4% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income. Over the twelve-month period, the Portfolio outperformed the Dow Jones Conservative Index. Strong performance within the underlying Small Cap and International equity portfolios, overweights to U.S. Large Cap equity, High Yield bonds and Emerging Market bonds, as well as underweights to Emerging Markets equity and Foreign Developed bonds all contributed to the outperformance.

Contribution from the underlying fixed income portfolios to relative performance was positive in 2019. By far the biggest contributor to performance was the Western Asset Management Strategic Bond Opportunities Portfolio, which outpaced its benchmark by 5.8%. The largest contributor to the portfolio’s outperformance was its corporate credit exposures, including both investment grade corporate credit and high yield corporate credit. In addition, the portfolio further benefitted from local currency exposure within Emerging Markets, as several currencies strengthened versus the U.S. dollar. The BlackRock Bond Income Portfolio was another strong performer, as it outperformed its benchmark by 1.1% for the year. The main drivers of performance for the year were the portfolio’s overweight positions in duration, securitized assets, investment grade credit and municipals, with rates rallying and credit spreads tightening over the course of 2019. At the other end of the spectrum was the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 3.9%. Being significantly underweight duration in the U.S. and Japan detracted from relative performance, as did select underweight duration exposures in Europe and a lack of duration exposure in the U.K. Finally, the portfolio’s overweight to currency positions in Latin America (in particular Argentina), served as a headwind as well. The Brighthouse/Eaton Vance Floating Rate Portfolio underperformed its benchmark by 1.3%. The main drivers of underperformance were an overweight to cash, as well as security selection within the Nonferrous Metals and Minerals, Oil & Gas and Home Furnishing industries.

Domestic equity was a detractor from relative performance, as strong performance by the Small Cap equity portfolios was insufficient to make up for underperformance by the Mid Cap and Large Cap equity portfolios. Within Large Cap, the MFS Value Portfolio was the bright spot, outperforming its benchmark by 3.6%. Security selection within the Materials, Communication Services, Healthcare, Financials and Industrials sectors, as well as an underweight to Energy, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, as it bested its benchmark by 0.6% for the year. The portfolio primarily outperformed as a result of security selection within the Materials, Industrials, Healthcare, Real Estate, Financials and Technology sectors. The T. Rowe Price Large Cap Growth Portfolio, on the other hand, underperformed its benchmark by 5.4%. The biggest detractors from performance were security selection within the Technology, Financials and Communication Services sectors, as well as an underweight to Technology. Within Mid Cap equities, the Brighthouse/Artisan Mid Cap Value Portfolio was the best performer, although it underperformed it benchmark by 3.3% for the year. Performance faced headwinds from security selection within the Consumer Discretionary, Industrials, Technology and Consumer Staples sectors, as well as overweights to Communication Services and Consumer Discretionary and an underweight to Technology. The lowest-performing portfolio was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 4.1%. A significant underweight to Technology (the strongest performing sector for the year), was a drag on performance, but security selection within the Energy, Financials, Consumer Staples and Industrials sectors detracted as well. Within Small Cap equities, the Neuberger Berman Genesis Portfolio was the strongest performer, outperforming its benchmark by 7.3%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Consumer Discretionary, Healthcare, Communication Services and Financials, and a substantial overweight to Technology. On the other hand, the JPMorgan Small Cap Value Portfolio underperformed its benchmark by 2.9%. The portfolio’s security selection, particularly within the Real Estate, Industrials, Consumer Discretionary, Communication Services and Materials sectors, detracted.

Non-U.S. equity was a strong contributor to relative performance as seven of eight underlying portfolios outperformed their respective benchmarks. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 11.3% for the year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, Materials and Technology sectors, but overweights to Consumer Discretionary and Technology and an underweight to Energy all contributed as well. The Brighthouse/Artisan International Portfolio had a strong year, outperforming its benchmark by 8.7%. An underweight to Communication Services helped performance but the main driver was security selection, more specifically within Financials, Materials and Industrials. The Van Eck Global Natural Resources Portfolio, on the other hand, underperformed its benchmark by 5.0%. The Portfolio lagged as a result of underweight positioning in Oil & Gas Equipment and Services and overweight positioning in Fertilizers and Agricultural Chemicals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	12.14	4.15	5.31
Class B	11.74	3.87	5.04
Dow Jones Conservative Index	8.13	3.07	3.97

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.3
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	7.7
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	2.3
Invesco Comstock Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	68.4
U.S. Large Cap Equities	10.8
High Yield Fixed Income	7.5
International Developed Market Equities	4.8
International Fixed Income	3.5
U.S. Small Cap Equities	2.3
Global Equities	1.5
Real Estate Equities	0.5
U.S. Mid Cap Equities	0.5
Emerging Market Equities	0.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a) (b)	Actual	0.62%	$1,000.00	$1,035.40	$3.18
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B (a) (b)	Actual	0.87%	$1,000.00	$1,032.80	$4.46
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a) (b)	1,068,066	$11,204,011
Baillie Gifford International Stock Portfolio (Class A) (c)	620,209	8,422,433
BlackRock Bond Income Portfolio (Class A) (c)	630,146	68,591,362
BlackRock Capital Appreciation Portfolio (Class A) (c)	97,405	4,203,982
BlackRock High Yield Portfolio (Class A) (a)	357,362	2,801,722
Brighthouse Small Cap Value Portfolio (Class A) (a)	177,915	2,803,939
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	123,900	1,402,551
Brighthouse/Artisan International Portfolio (Class A) (a)	443,301	5,634,352
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (c)	6,112	1,402,311
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	1,095,448	11,206,438
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	2,919,814	28,001,012
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	890,157	8,438,686
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (c)	276,499	9,818,465
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	369,522	5,620,433
Clarion Global Real Estate Portfolio (Class A) (a)	218,246	2,830,655
Harris Oakmark International Portfolio (Class A) (a)	619,287	8,428,497
Invesco Comstock Portfolio (Class A) (a)	792,976	11,244,395
Invesco Global Equity Portfolio (Class A) (a)	60,166	1,400,656
Jennison Growth Portfolio (Class A) (c)	257,609	4,204,173
JPMorgan Core Bond Portfolio (Class A) (a)	4,184,645	43,352,918
JPMorgan Small Cap Value Portfolio (Class A) (a)	188,180	2,802,004
MFS Research International Portfolio (Class A) (a)	323,430	4,214,294
MFS Value Portfolio (Class A) (c)	768,279	12,630,503
Neuberger Berman Genesis Portfolio (Class A) (c)	134,857	2,798,279

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	5,033,846	50,388,796
PIMCO Total Return Portfolio (Class A) (a)	5,594,102	67,129,224
T. Rowe Price Large Cap Growth Portfolio (Class A) (c)	183,345	4,204,102
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	269,063	8,418,976
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	124,797	1,402,724
T. Rowe Price Small Cap Growth Portfolio (Class A) (c)	172,048	4,203,140
TCW Core Fixed Income Portfolio (Class A) (a)	5,076,809	53,154,192
Van Eck Global Natural Resources Portfolio (Class A) (c)	823,271	7,071,895
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (c)	2,029,756	28,030,936
Western Asset Management U.S. Government Portfolio (Class A) (c)	6,142,871	72,793,020

Total Mutual Funds (Cost $554,278,511)		560,255,076

Total Investments—100.1% (Cost $554,278,511)		560,255,076
Other assets and liabilities (net)—(0.1)%		(325,194)

Net Assets—100.0%		$559,929,882

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$560,255,076	$—	$—	$560,255,076
Total Investments	$560,255,076	$—	$—	$560,255,076

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Affiliated investments at value (a)	$560,255,076
Receivable for:
Fund shares sold	444,975
Due from investment adviser	19,871

Total Assets	560,719,922
Liabilities
Payables for:
Affiliated investments purchased	377,520
Fund shares redeemed	67,455
Accrued Expenses:
Management fees	46,300
Distribution and service fees	111,724
Deferred trustees’ fees	142,145
Other expenses	44,896

Total Liabilities	790,040

Net Assets	$559,929,882

Net Assets Consist of:
Paid in surplus	$533,967,960
Distributable earnings (Accumulated losses)	25,961,922

Net Assets	$559,929,882

Net Assets
Class A	$33,988,991
Class B	525,940,891
Capital Shares Outstanding*
Class A	3,059,986
Class B	47,750,505
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.11
Class B	11.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $554,278,511.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from affiliated investments	$17,734,702

Total investment income	17,734,702
Expenses
Management fees	544,406
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class B	1,313,662
Audit and tax services	32,414
Legal	42,448
Trustees’ fees and expenses	60,868
Miscellaneous	8,820

Total expenses	2,060,048
Less expenses reimbursed by the Adviser	(187,177)

Net expenses	1,872,871

Net Investment Income	15,861,831

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	2,559,812
Capital gain distributions from affiliated investments	9,886,033

Net realized gain	12,445,845

Net change in unrealized appreciation on affiliated investments	33,853,717

Net realized and unrealized gain	46,299,562

Net Increase in Net Assets From Operations	$62,161,393

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,861,831	$11,724,875
Net realized gain	12,445,845	10,224,892
Net change in unrealized appreciation (depreciation)	33,853,717	(36,944,994)

Increase (decrease) in net assets from operations	62,161,393	(14,995,227)

From Distributions to Shareholders
Class A	(1,435,709)	(1,362,443)
Class B	(21,321,612)	(18,915,897)

Total distributions	(22,757,321)	(20,278,340)

Decrease in net assets from capital share transactions	(20,759,460)	(51,852,688)

Total increase (decrease) in net assets	18,644,612	(87,126,255)

Net Assets
Beginning of period	541,285,270	628,411,525

End of period	$559,929,882	$541,285,270

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	303,543	$3,280,370	296,749	$3,178,060
Reinvestments	135,444	1,435,709	129,141	1,362,443
Redemptions	(625,144)	(6,739,158)	(766,471)	(8,214,828)

Net decrease	(186,157)	$(2,023,079)	(340,581)	$(3,674,325)

Class B
Sales	6,614,031	$71,025,564	6,089,194	$64,558,745
Reinvestments	2,024,844	21,321,612	1,806,676	18,915,897
Redemptions	(10,340,818)	(111,083,557)	(12,378,058)	(131,653,005)

Net decrease	(1,701,943)	$(18,736,381)	(4,482,188)	$(48,178,363)

Decrease derived from capital shares transactions		$(20,759,460)		$(51,852,688)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.35	$11.01	$10.69	$10.94	$11.59

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.24	0.23	0.23	0.36
Net realized and unrealized gain (loss)	0.91	(0.50)	0.53	0.28	(0.38)

Total income (loss) from investment operations	1.24	(0.26)	0.76	0.51	(0.02)

Less Distributions
Distributions from net investment income	(0.27)	(0.26)	(0.26)	(0.39)	(0.27)
Distributions from net realized capital gains	(0.21)	(0.14)	(0.18)	(0.37)	(0.36)

Total distributions	(0.48)	(0.40)	(0.44)	(0.76)	(0.63)

Net Asset Value, End of Period	$11.11	$10.35	$11.01	$10.69	$10.94

Total Return (%) (b)	12.14	(2.41)	7.16	4.76	(0.23)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.13	0.13	0.12	0.12	0.11
Net ratio of expenses to average net assets (%) (c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	3.05	2.26	2.13	2.15	3.20
Portfolio turnover rate (%)	13	11	11	14	21
Net assets, end of period (in millions)	$34.0	$33.6	$39.5	$41.2	$47.5

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.27	$10.92	$10.60	$10.85	$11.51

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.21	0.20	0.20	0.33
Net realized and unrealized gain (loss)	0.89	(0.49)	0.53	0.28	(0.39)

Total income (loss) from investment operations	1.19	(0.28)	0.73	0.48	(0.06)

Less Distributions
Distributions from net investment income	(0.24)	(0.23)	(0.23)	(0.36)	(0.24)
Distributions from net realized capital gains	(0.21)	(0.14)	(0.18)	(0.37)	(0.36)

Total distributions	(0.45)	(0.37)	(0.41)	(0.73)	(0.60)

Net Asset Value, End of Period	$11.01	$10.27	$10.92	$10.60	$10.85

Total Return (%) (b)	11.74	(2.61)	6.93	4.53	(0.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.38	0.38	0.37	0.37	0.36
Net ratio of expenses to average net assets (%) (c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.82	2.00	1.86	1.83	2.89
Portfolio turnover rate (%)	13	11	11	14	21
Net assets, end of period (in millions)	$525.9	$507.7	$588.9	$624.2	$615.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$73,345,655	$0	$91,108,992

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$544,406	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 30, 2019 to April 30, 2020, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2018 to April 30, 2019 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2019, the amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509. The amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2019
AB International Bond Portfolio (Class A)	$—	$11,461,084	$(797,108)	$23,690	$516,345	$11,204,011
Baillie Gifford International Stock Portfolio (Class A)	7,794,061	1,685,871	(2,842,331)	734,961	1,049,871	8,422,433
BlackRock Bond Income Portfolio (Class A)	68,792,124	4,784,274	(8,911,248)	13,083	3,913,129	68,591,362
BlackRock Capital Appreciation Portfolio (Class A)	3,859,282	1,238,817	(1,404,119)	352,717	157,285	4,203,982
BlackRock High Yield Portfolio (Class A)	2,670,236	279,430	(369,011)	(33,304)	254,371	2,801,722
Brighthouse Small Cap Value Portfolio (Class A)	2,530,236	763,921	(937,070)	191,545	255,307	2,803,939
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,341,626	307,918	(494,206)	123,858	123,355	1,402,551
Brighthouse/Artisan International Portfolio (Class A)	5,240,577	541,260	(1,550,899)	376,081	1,027,333	5,634,352
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,269,972	434,288	(428,297)	58,640	67,708	1,402,311
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	10,644,984	1,140,625	(837,114)	(10,344)	268,287	11,206,438
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	27,334,441	2,266,926	(1,903,163)	(82,641)	385,449	28,001,012
Brighthouse/Templeton International Bond Portfolio (Class A)	13,623,528	1,815,422	(6,612,167)	127,915	(516,012)	8,438,686
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	9,047,815	1,467,395	(2,379,517)	413,891	1,268,881	9,818,465
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,118,534	1,337,412	(1,682,089)	129,191	717,385	5,620,433
Clarion Global Real Estate Portfolio (Class A)	2,616,631	329,962	(648,799)	10,732	522,129	2,830,655
Harris Oakmark International Portfolio (Class A)	7,782,316	3,043,970	(3,470,324)	260,590	811,945	8,428,497
Invesco Comstock Portfolio (Class A)	10,122,560	3,479,841	(3,283,597)	262,810	662,781	11,244,395
Invesco Global Equity Portfolio (Class A)	1,292,524	410,844	(502,062)	71,735	127,615	1,400,656
Jennison Growth Portfolio (Class A)	3,867,555	1,250,434	(1,477,057)	323,708	239,533	4,204,173
JPMorgan Core Bond Portfolio (Class A)	46,843,016	3,516,786	(8,631,628)	(286,618)	1,911,362	43,352,918
JPMorgan Small Cap Value Portfolio (Class A)	2,506,672	941,869	(825,262)	47,067	131,658	2,802,004
MFS Research International Portfolio (Class A)	3,927,887	610,868	(1,124,654)	99,819	700,374	4,214,294
MFS Value Portfolio (Class A)	11,446,498	2,288,785	(3,337,305)	271,778	1,960,747	12,630,503
Neuberger Berman Genesis Portfolio (Class A)	2,533,029	775,888	(851,142)	150,560	189,944	2,798,279
PIMCO Inflation Protected Bond Portfolio (Class A)	49,327,398	3,811,862	(5,041,242)	(641,350)	2,932,128	50,388,796
PIMCO Total Return Portfolio (Class A)	66,021,441	4,773,823	(7,214,047)	(186,074)	3,734,081	67,129,224
T. Rowe Price Large Cap Growth Portfolio (Class A)	3,855,885	1,191,878	(1,332,263)	196,579	292,023	4,204,102
T. Rowe Price Large Cap Value Portfolio (Class A)	7,644,734	2,087,628	(2,145,780)	(38,531)	870,925	8,418,976
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,286,232	382,904	(422,284)	(10,343)	166,215	1,402,724
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,791,221	1,132,739	(1,347,475)	25,577	601,078	4,203,140
TCW Core Fixed Income Portfolio (Class A)	52,362,562	4,047,721	(5,847,218)	189,988	2,401,139	53,154,192
Van Eck Global Natural Resources Portfolio (Class A)	6,293,879	2,528,966	(2,578,708)	(566,678)	1,394,436	7,071,895
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	27,298,107	2,207,447	(3,879,625)	(46,001)	2,451,008	28,030,936
Western Asset Management U.S. Government Portfolio (Class A)	71,517,321	5,006,797	(6,000,181)	5,181	2,263,902	72,793,020

	$541,604,884	$73,345,655	$(91,108,992)	$2,559,812	$33,853,717	$560,255,076

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
AB International Bond Portfolio (Class A)	$—	$—	1,068,066
Baillie Gifford International Stock Portfolio (Class A)	495,174	112,362	620,209
BlackRock Bond Income Portfolio (Class A)	—	2,555,649	630,146
BlackRock Capital Appreciation Portfolio (Class A)	674,645	8,872	97,405
BlackRock High Yield Portfolio (Class A)	—	168,019	357,362
Brighthouse Small Cap Value Portfolio (Class A)	239,334	32,652	177,915
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	26,942	123,900
Brighthouse/Artisan International Portfolio (Class A)	—	79,442	443,301
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	163,127	10,643	6,112
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	520,937	1,095,448
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	991,085	2,919,814
Brighthouse/Templeton International Bond Portfolio (Class A)	15,943	694,300	890,157
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	789,601	156,606	276,499

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	$644,657	$64,646	369,522
Clarion Global Real Estate Portfolio (Class A)	—	92,061	218,246
Harris Oakmark International Portfolio (Class A)	649,851	206,600	619,287
Invesco Comstock Portfolio (Class A)	1,344,150	266,892	792,976
Invesco Global Equity Portfolio (Class A)	175,824	14,880	60,166
Jennison Growth Portfolio (Class A)	615,155	18,806	257,609
JPMorgan Core Bond Portfolio (Class A)	—	2,043,655	4,184,645
JPMorgan Small Cap Value Portfolio (Class A)	288,517	38,575	188,180
MFS Research International Portfolio (Class A)	192,647	67,053	323,430
MFS Value Portfolio (Class A)	833,044	242,611	768,279
Neuberger Berman Genesis Portfolio (Class A)	378,838	6,569	134,857
PIMCO Inflation Protected Bond Portfolio (Class A)	—	1,805,016	5,033,846
PIMCO Total Return Portfolio (Class A)	—	2,061,992	5,594,102
T. Rowe Price Large Cap Growth Portfolio (Class A)	627,497	17,717	183,345
T. Rowe Price Large Cap Value Portfolio (Class A)	967,384	193,476	269,063
T. Rowe Price Mid Cap Growth Portfolio (Class A)	221,465	3,640	124,797
T. Rowe Price Small Cap Growth Portfolio (Class A)	569,180	1,982	172,048
TCW Core Fixed Income Portfolio (Class A)	—	1,831,230	5,076,809
Van Eck Global Natural Resources Portfolio (Class A)	—	43,892	823,271
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,367,057	2,029,756
Western Asset Management U.S. Government Portfolio (Class A)	—	1,988,843	6,142,871

	$9,886,033	$17,734,702

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$562,290,976

Gross unrealized appreciation	3,682,744
Gross unrealized depreciation	(5,718,644)

Net unrealized appreciation (depreciation)	$(2,035,900)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$12,263,134	$12,901,925	$10,494,187	$7,376,415	$22,757,321	$20,278,340

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$15,894,030	$12,245,938	$(2,035,900)	$—	$26,104,068

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 20 Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 20 Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives payments under plans adopted pursuant to Rule 12b-1 to support the provision of distribution and shareholder services of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of distribution and shareholder services activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe for the three-year period ended June 30, 2019. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed the Brighthouse AA 20 Narrow Index for the one-, three-, and five-year periods ended October 31, 2019. The Board also took into account that the Portfolio outperformed the Dow Jones Conservative Index for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned 15.94% and 15.60%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 14.14%.

MARKET ENVIRONMENT / CONDITIONS

After 2018 ending turbulently with the S&P 500 Index dropping 13.5% during the last quarter of that year, investors had three things at the top of their minds going in to 2019 – will the Federal Reserve (the “Fed”) be easing or tightening, will there be a full-blown trade war and will 2019 finally mark the end of the longest economic expansion on record? All three issues are intertwined, but we at least have data points to provide some indication as to the potential for recession and what the Fed will do with interest rates.

With three rate hikes in 2017, four rate hikes in 2018 and a hawkish tone from the Fed, investors braced themselves for another year of rising short-term rates as the U.S. economy continued its path of moderate growth (around 2%) and unemployment hovering around a 50-year low of just under 4%. The Fed, however, has a dual mandate and must manage both “maximum sustainable employment” (highest level of employment consistent with price stability) and price stability (inflation rate of 2%). With inflation remaining below the Fed’s target, softening economic data and uncertainty around geopolitical events like the U.S.-China trade war and Brexit (United Kingdom’s decision to withdraw from the European Union), as well as research by the Fed indicating that the structural relationship between employment and inflation having changed (the level of unemployment perceived to cause inflation is now lower than previously), the Fed decided to lower rates for the first time since 2008. In fact, they lowered rates three times in 2019. The softening economic data highlighted by the Fed as grounds to reverse policy was declining manufacturing output, weak business investment and weak exports, all of which faced headwinds from sluggish growth outside of the U.S. and from the ongoing trade war. The Fed’s decision to lower rates, along with stubbornly low inflation and economic uncertainty, also impacted long-term rates. The 10-year Treasury rate fell from 2.69% at the end of 2018 all the way to 1.47% at the beginning of September before finishing the year at 1.92%. A similar pattern was followed by the 30-year Treasury rate which went from 3.02% to a new all-time low of 1.91%, before finishing the year at 2.39%. The big drop in interest rates helped ensure that fixed income investors experienced strong returns for the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 8.7%, the best return since 2002, and the Bloomberg Barclays U.S. Corporate High Yield Index returning 14.3%.

Regarding the trade war, investors breathed a sigh of relief when China and the U.S. reached a “Phase 1” trade agreement in December, which reduced some of the tariffs imposed during the previous 18 months and put the brakes on additional tariffs, at least for now. Regarding sluggish growth abroad, we are two years into a global slowdown of both manufacturing and services activity. While service activity nonetheless continued to expand, global manufacturing activity experienced several months of contraction before making it back into positive territory towards the period end. With Chinese manufacturing also ending the period back in expansion mode, the concern shifted to Europe’s growth engine, Germany, whose slowdown in manufacturing was the main reason that the total Euro-area manufacturing Purchasing Managers Index had experienced contraction.

Part of the reason for the reacceleration in growth in the latter part of the year seems to lie with actions taken by global central bankers. As the beforementioned events played out, global central bankers kept a watchful eye on economic activity both within and outside of their respective jurisdictions, and all decided to turn on the spigots of monetary easing to seek to prevent the stall in manufacturing from dragging service activity into negative territory as well. The renewed global monetary stimulus and early signs of a reacceleration of global economic activity, paved the way for a strong final quarter of the decade for equity markets. As such, the S&P 500 Index returned an impressive 31.5% in 2019, beating all other major indices handsomely. The Russell 2000 Small Cap Index came closest, returning 25.5%, followed by Foreign Developed equities and Emerging Market equities which returned 22.0% and 18.4% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income. Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Conservative Index. Strong performance within the underlying Small Cap and International equity portfolios, overweights to U.S. Large Cap equity, High Yield bonds and Emerging Market bonds, as well as underweights to Emerging Markets equity and Foreign Developed bonds all contributed to the outperformance.

Contribution from the underlying fixed income portfolios to relative performance was positive in 2019. By far the biggest contributor to performance was the Western Asset Management Strategic Bond Opportunities Portfolio, which outpaced its benchmark by 5.8%. The largest contributor to the portfolio’s outperformance was its corporate credit exposures, including both investment grade corporate credit and high yield corporate credit. In addition, the portfolio further benefitted from local currency exposure within Emerging Markets, as several currencies strengthened versus the U.S. dollar. The BlackRock Bond Income Portfolio was another strong performer, as it outperformed its benchmark by 1.1% for the year. The main drivers of performance for the year were the portfolio’s overweight positions in duration, securitized assets, investment grade credit and municipals, with rates rallying and credit spreads tightening over the course of 2019. At the other end of the spectrum was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 3.9%. Being

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

significantly underweight duration in the U.S. and Japan detracted from relative performance, as did select underweight duration exposures in Europe and a lack of duration exposure in the U.K. Finally, the portfolio’s overweight to currency positions in Latin America (in particular Argentina), served as a headwind as well. The Brighthouse/Eaton Vance Floating Rate Portfolio underperformed its benchmark by 1.3%. The main drivers of underperformance were an overweight to cash, as well as security selection within the Nonferrous Metals and Minerals, Oil & Gas and Home Furnishing industries.

Domestic equity was a detractor from relative performance, as strong performance by the Small Cap equity portfolios was insufficient to make up for underperformance by the Mid Cap and Large Cap equity portfolios. Within Large Cap, the MFS Value Portfolio was the bright spot, outperforming its benchmark by 3.6%. Security selection within the Materials, Communication Services, Healthcare, Financials and Industrials sectors as well as an underweight to Energy, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, as it bested its benchmark by 0.6% for the year. The portfolio primarily outperformed as a result of security selection within the Materials, Industrials, Healthcare, Real Estate, Financials and Technology sectors. The Loomis Sayles Growth Portfolio (Loomis Sayles replaced ClearBridge Investments, LLC as the subadviser to the Portfolio on December 16, 2019, so 2019 performance was almost entirely attributable to the legacy manager), on the other hand, underperformed its benchmark by 12.0%. The biggest detractor from performance was security selection within the Energy, Communication Services and Consumer Discretionary sectors, but a significant overweight to Healthcare was a drag on performance as well. Within Mid Cap equities, the Wells Capital Management Mid Cap Value Portfolio stood out positively, as it outperformed its benchmark by 8.7%. It was truly an outstanding year for the portfolio, which had positive security selection within all eleven industry sectors, the only detractors being small overweights to Materials and Healthcare (although the security selection within both sectors more than made up for the headwind). At the other end of the spectrum was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 4.1%. A significant underweight to Technology (the strongest performing sector for the year), was a drag on performance, but security selection within the Energy, Financials, Consumer Staples and Industrials sectors detracted as well. Within Small Cap equities, the Neuberger Berman Genesis Portfolio was the strongest performer, outperforming its benchmark by 7.3%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Consumer Discretionary, Healthcare, Communication Services and Financials. A substantial overweight to Technology, which was the best performing sector within the Russell 2000 Value Index, was a significant driver of return as well. On the other hand, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.8%. The portfolio’s security selection within the Healthcare and ConsumerDiscretionary sectors, as well as overweights to Energy and Financials, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 11.3% for the year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, Materials and Technology sectors, but overweights to Consumer Discretionary and Technology and an underweight to Energy all contributed as well. The Brighthouse/Artisan International Portfolio had a strong year, outperforming its benchmark by 8.7%. An underweight to Communication Services helped performance but the main driver was security selection, more specifically within Financials, Materials and Industrials. The Van Eck Global Natural Resources Portfolio, on the other hand, underperformed its benchmark by 5.0%. The portfolio lagged as a result of underweight positioning in Oil & Gas Equipment and Services and overweight positioning in Fertilizers and Agricultural Chemicals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	15.94	5.39	6.76
Class B	15.60	5.11	6.49
Dow Jones Moderately Conservative Index	14.14	5.08	6.05

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	8.9
PIMCO Total Return Portfolio (Class A)	8.9
Western Asset Management U.S. Government Portfolio (Class A)	7.9
TCW Core Fixed Income Portfolio (Class A)	6.7
PIMCO Inflation Protected Bond Portfolio (Class A)	6.0
MFS Value Portfolio (Class A)	4.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
AB International Bond Portfolio (Class A)	4.0
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3.8
JPMorgan Core Bond Portfolio (Class A)	3.7

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	45.1
U.S. Large Cap Equities	22.7
International Developed Market Equities	9.4
International Fixed Income	7.5
High Yield Fixed Income	6.5
U.S. Small Cap Equities	3.6
Global Equities	3.0
U.S. Mid Cap Equities	1.0
Real Estate Equities	0.7
Emerging Market Equities	0.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.62%	$1,000.00	$1,047.60	$3.20
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B (a)	Actual	0.87%	$1,000.00	$1,046.30	$4.49
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a) (b)	20,520,369	$215,258,676
Baillie Gifford International Stock Portfolio (Class A) (c)	11,024,173	149,708,270
BlackRock Bond Income Portfolio (Class A) (c)	4,422,627	481,402,955
BlackRock Capital Appreciation Portfolio (Class A) (c)	2,206,594	95,236,583
BlackRock High Yield Portfolio (Class A) (a)	3,452,865	27,070,463
Brighthouse Small Cap Value Portfolio (Class A) (a)	2,589,293	40,807,251
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	2,399,669	27,164,253
Brighthouse/Artisan International Portfolio (Class A) (a)	8,581,564	109,071,678
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (c)	59,349	13,616,991
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	10,544,581	107,871,061
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	16,761,349	160,741,338
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	16,779,201	159,066,830
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (c)	5,748,878	204,142,668
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	8,059,430	122,583,931
Clarion Global Real Estate Portfolio (Class A) (a)	3,114,062	40,389,385
Harris Oakmark International Portfolio (Class A) (a)	11,998,955	163,305,783
Invesco Comstock Portfolio (Class A) (a)	12,490,914	177,121,159
Invesco Global Equity Portfolio (Class A) (a)	2,332,910	54,310,141
Invesco Small Cap Growth Portfolio (Class A) (a)	2,070,650	27,166,926
Jennison Growth Portfolio (Class A) (c)	4,167,809	68,018,638
JPMorgan Core Bond Portfolio (Class A) (a)	19,271,517	199,652,914
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,740,130	40,800,530
Loomis Sayles Growth Portfolio (Formerly, ClearBridge Aggressive Growth Portfolio) (Class A) (a)	3,170,860	54,348,546
MFS Research International Portfolio (Class A) (a)	6,270,701	81,707,238
MFS Value Portfolio (Class A) (c)	13,249,038	217,814,184

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (c)	1,306,875	$27,117,649
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	32,098,513	321,306,120
PIMCO Total Return Portfolio (Class A) (a)	39,939,523	479,274,282
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a) (b)	2,619,323	27,188,572
T. Rowe Price Large Cap Growth Portfolio (Class A) (c)	4,152,848	95,224,804
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	6,092,409	190,631,485
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	2,422,550	27,229,459
T. Rowe Price Small Cap Growth Portfolio (Class A) (c)	2,224,913	54,354,636
TCW Core Fixed Income Portfolio (Class A) (a)	34,363,154	359,782,227
Van Eck Global Natural Resources Portfolio (Class A) (c)	12,703,343	109,121,714
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	1,045,921	13,617,889
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (c)	15,675,635	216,480,516
Western Asset Management U.S. Government Portfolio (Class A) (c)	36,075,053	427,489,374

Total Mutual Funds (Cost $5,202,552,398)		5,387,197,119

Total Investments—100.0% (Cost $5,202,552,398)		5,387,197,119
Other assets and liabilities (net)—0.0%		(1,653,049)

Net Assets—100.0%		$5,385,544,070

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,387,197,119	$—	$—	$5,387,197,119
Total Investments	$5,387,197,119	$—	$—	$5,387,197,119

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Affiliated investments at value (a)	$5,387,197,119
Receivable for:
Affiliated investments sold	865,130
Fund shares sold	13,252

Total Assets	5,388,075,501
Liabilities
Payables for:
Affiliated investments purchased	6,227
Fund shares redeemed	872,156
Accrued Expenses:
Management fees	259,807
Distribution and service fees	1,123,976
Deferred trustees’ fees	224,248
Other expenses	45,017

Total Liabilities	2,531,431

Net Assets	$5,385,544,070

Net Assets Consist of:
Paid in surplus	$4,872,330,123
Distributable earnings (Accumulated losses)	513,213,947

Net Assets	$5,385,544,070

Net Assets
Class A	$74,508,723
Class B	5,311,035,347
Capital Shares Outstanding*
Class A	6,391,242
Class B	460,692,573
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.66
Class B	11.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $5,202,552,398.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from affiliated investments	$149,292,889

Total investment income	149,292,889
Expenses
Management fees	3,092,969
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class B	13,403,996
Audit and tax services	32,414
Legal	42,448
Trustees’ fees and expenses	60,868
Miscellaneous	12,718

Total expenses	16,702,843

Net Investment Income	132,590,046

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	42,486,079
Capital gain distributions from affiliated investments	196,393,272

Net realized gain	238,879,351

Net change in unrealized appreciation on affiliated investments	415,952,586

Net realized and unrealized gain	654,831,937

Net Increase in Net Assets From Operations	$787,421,983

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$132,590,046	$107,983,988
Net realized gain	238,879,351	278,105,731
Net change in unrealized appreciation (depreciation)	415,952,586	(637,581,474)

Increase (decrease) in net assets from operations	787,421,983	(251,491,755)

From Distributions to Shareholders
Class A	(5,467,613)	(4,220,610)
Class B	(383,043,682)	(298,083,813)

Total distributions	(388,511,295)	(302,304,423)

Decrease in net assets from capital share transactions	(353,492,792)	(639,583,107)

Total increase (decrease) in net assets	45,417,896	(1,193,379,285)

Net Assets
Beginning of period	5,340,126,174	6,533,505,459

End of period	$5,385,544,070	$5,340,126,174

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	468,825	$5,374,177	428,778	$4,993,500
Reinvestments	499,325	5,467,613	370,554	4,220,610
Redemptions	(1,200,889)	(13,669,032)	(1,324,000)	(15,273,783)

Net decrease	(232,739)	$(2,827,242)	(524,668)	$(6,059,673)

Class B
Sales	5,031,814	$56,520,962	4,016,490	$46,082,631
Reinvestments	35,336,133	383,043,682	26,425,870	298,083,813
Redemptions	(70,257,700)	(790,230,194)	(85,161,873)	(977,689,878)

Net decrease	(29,889,753)	$(350,665,550)	(54,719,513)	$(633,523,434)

Decrease derived from capital shares transactions		$(353,492,792)		$(639,583,107)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.85	$11.95	$11.36	$11.90	$12.74

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.24	0.22	0.23	0.36
Net realized and unrealized gain (loss)	1.37	(0.72)	1.00	0.48	(0.44)

Total income (loss) from investment operations	1.68	(0.48)	1.22	0.71	(0.08)

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.26)	(0.46)	(0.06)
Distributions from net realized capital gains	(0.58)	(0.35)	(0.37)	(0.79)	(0.70)

Total distributions	(0.87)	(0.62)	(0.63)	(1.25)	(0.76)

Net Asset Value, End of Period	$11.66	$10.85	$11.95	$11.36	$11.90

Total Return (%) (b)	15.94	(4.25)	11.01	6.33	(0.78)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	2.69	2.04	1.91	1.97	2.85
Portfolio turnover rate (%)	11	8	6	8	16
Net assets, end of period (in millions)	$74.5	$71.9	$85.4	$91.0	$102.6

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.74	$11.82	$11.25	$11.79	$12.64

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.21	0.20	0.19	0.32
Net realized and unrealized gain (loss)	1.35	(0.71)	0.97	0.49	(0.43)

Total income (loss) from investment operations	1.62	(0.50)	1.17	0.68	(0.11)

Less Distributions
Distributions from net investment income	(0.25)	(0.23)	(0.23)	(0.43)	(0.04)
Distributions from net realized capital gains	(0.58)	(0.35)	(0.37)	(0.79)	(0.70)

Total distributions	(0.83)	(0.58)	(0.60)	(1.22)	(0.74)

Net Asset Value, End of Period	$11.53	$10.74	$11.82	$11.25	$11.79

Total Return (%) (b)	15.60	(4.40)	10.64	6.09	(1.07)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	2.44	1.79	1.70	1.71	2.62
Portfolio turnover rate (%)	11	8	6	8	16
Net assets, end of period (in millions)	$5,311.0	$5,268.2	$6,448.1	$6,730.2	$7,152.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$608,755,880	$0	$1,021,773,431

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$3,092,969	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2019
AB International Bond Portfolio (Class A)	$—	$210,570,362	$(5,597,732)	$231,620	$10,054,426	$215,258,676
Baillie Gifford International Stock Portfolio (Class A)	139,257,024	10,830,928	(32,023,287)	10,393,239	21,250,366	149,708,270
BlackRock Bond Income Portfolio (Class A)	533,710,269	18,603,874	(100,063,806)	461,374	28,691,244	481,402,955
BlackRock Capital Appreciation Portfolio (Class A)	87,160,546	15,937,532	(19,153,255)	7,238,353	4,053,407	95,236,583
BlackRock High Yield Portfolio (Class A)	27,146,742	1,654,720	(3,929,229)	(377,289)	2,575,519	27,070,463
Brighthouse Small Cap Value Portfolio (Class A)	35,567,384	4,101,188	(5,012,251)	441,945	5,708,985	40,807,251
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	54,720,784	582,031	(36,690,692)	850,056	7,702,074	27,164,253
Brighthouse/Artisan International Portfolio (Class A)	101,941,774	1,602,132	(21,679,448)	3,126,184	24,081,036	109,071,678
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	12,257,347	1,708,030	(1,518,630)	303,599	866,645	13,616,991
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	108,532,056	5,140,985	(8,404,335)	216,679	2,385,676	107,871,061
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	166,680,563	5,885,441	(13,660,030)	(604,600)	2,439,964	160,741,338
Brighthouse/Templeton International Bond Portfolio (Class A)	166,009,059	14,052,953	(9,672,591)	(1,755,489)	(9,567,102)	159,066,830
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	194,468,723	20,061,871	(45,795,050)	(3,424,131)	38,831,255	204,142,668
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	112,272,012	15,792,855	(23,730,733)	2,772,580	15,477,217	122,583,931
Clarion Global Real Estate Portfolio (Class A)	39,834,280	1,385,752	(8,740,218)	1,438,510	6,471,061	40,389,385
Harris Oakmark International Portfolio (Class A)	146,758,327	17,608,002	(21,005,842)	1,696,358	18,248,938	163,305,783
Invesco Comstock Portfolio (Class A)	158,184,610	25,855,273	(20,554,121)	6,508,560	7,126,837	177,121,159
Invesco Global Equity Portfolio (Class A)	49,370,040	7,490,227	(10,173,441)	1,514,059	6,109,256	54,310,141
Invesco Small Cap Growth Portfolio (Class A)	23,376,242	4,775,294	(2,491,356)	190,630	1,316,116	27,166,926
Jennison Growth Portfolio (Class A)	61,809,689	10,336,104	(13,082,658)	1,289,263	7,666,240	68,018,638
JPMorgan Core Bond Portfolio (Class A)	365,954,687	9,851,267	(187,653,610)	(2,141,800)	13,642,370	199,652,914
JPMorgan Small Cap Value Portfolio (Class A)	35,609,472	4,750,576	(1,867,495)	(278,813)	2,586,790	40,800,530

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2019
Loomis Sayles Growth Portfolio (Class A) (Formerly, ClearBridge Aggressive Growth Portfolio) (Class A)	$49,286,917	$7,945,338	$(6,487,952)	$1,788,531	$1,815,712	$54,348,546
MFS Research International Portfolio (Class A)	76,013,485	5,096,557	(14,805,398)	2,833,664	12,568,930	81,707,238
MFS Value Portfolio (Class A)	202,102,099	19,025,995	(41,720,948)	3,503,807	34,903,231	217,814,184
Neuberger Berman Genesis Portfolio (Class A)	24,357,032	3,775,567	(4,266,170)	1,901,595	1,349,625	27,117,649
PIMCO Inflation Protected Bond Portfolio (Class A)	334,273,380	11,912,300	(40,068,005)	(6,712,763)	21,901,208	321,306,120
PIMCO Total Return Portfolio (Class A)	504,738,262	15,382,278	(67,191,234)	(1,046,571)	27,391,547	479,274,282
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	27,501,145	(1,432,327)	20,451	1,099,303	27,188,572
T. Rowe Price Large Cap Growth Portfolio (Class A)	88,601,222	14,836,218	(19,325,091)	750,506	10,361,949	95,224,804
T. Rowe Price Large Cap Value Portfolio (Class A)	177,452,100	26,747,597	(32,131,236)	10,498,059	8,064,965	190,631,485
T. Rowe Price Mid Cap Growth Portfolio (Class A)	25,506,291	4,500,027	(5,805,763)	459,107	2,569,797	27,229,459
T. Rowe Price Small Cap Growth Portfolio (Class A)	47,646,700	7,964,925	(9,091,500)	186,574	7,647,937	54,354,636
TCW Core Fixed Income Portfolio (Class A)	422,309,103	12,949,160	(94,910,842)	2,638,588	16,796,218	359,782,227
Van Eck Global Natural Resources Portfolio (Class A)	85,506,644	19,111,737	(6,324,834)	(1,956,536)	12,784,703	109,121,714
Wells Capital Management Mid Cap Value Portfolio (Class A)	12,553,092	521,816	(3,096,576)	(259,551)	3,899,108	13,617,889
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	221,922,821	10,759,239	(35,277,830)	(1,682,998)	20,759,284	216,480,516
Western Asset Management U.S. Government Portfolio (Class A)	448,885,227	12,148,584	(47,337,915)	(527,271)	14,320,749	427,489,374

	$5,341,776,005	$608,755,880	$(1,021,773,431)	$42,486,079	$415,952,586	$5,387,197,119

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
AB International Bond Portfolio (Class A)	$—	$—	20,520,369
Baillie Gifford International Stock Portfolio (Class A)	8,773,913	1,990,915	11,024,173
BlackRock Bond Income Portfolio (Class A)	—	18,478,514	4,422,627
BlackRock Capital Appreciation Portfolio (Class A)	15,532,561	204,269	2,206,594
BlackRock High Yield Portfolio (Class A)	—	1,654,196	3,452,865
Brighthouse Small Cap Value Portfolio (Class A)	3,449,521	470,625	2,589,293
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	509,520	2,399,669
Brighthouse/Artisan International Portfolio (Class A)	—	1,566,039	8,581,564
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,574,412	102,724	59,349
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,127,345	10,544,581
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,843,366	16,761,349
Brighthouse/Templeton International Bond Portfolio (Class A)	311,296	13,556,924	16,779,201
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	16,738,751	3,319,891	5,748,878
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	14,215,792	1,425,561	8,059,430
Clarion Global Real Estate Portfolio (Class A)	—	1,358,831	3,114,062
Harris Oakmark International Portfolio (Class A)	11,922,634	3,790,432	11,998,955
Invesco Comstock Portfolio (Class A)	21,111,837	4,191,924	12,490,914
Invesco Global Equity Portfolio (Class A)	6,750,486	571,315	2,332,910
Invesco Small Cap Growth Portfolio (Class A)	4,247,510	—	2,070,650
Jennison Growth Portfolio (Class A)	9,918,654	303,191	4,167,809
JPMorgan Core Bond Portfolio (Class A)	—	9,733,770	19,271,517
JPMorgan Small Cap Value Portfolio (Class A)	4,066,201	543,663	2,740,130
Loomis Sayles Growth Portfolio (Class A) (Formerly, ClearBridge Aggressive Growth Portfolio) (Class A)	7,237,771	569,997	3,170,860
MFS Research International Portfolio (Class A)	3,774,981	1,313,907	6,270,701
MFS Value Portfolio (Class A)	14,568,093	4,242,734	13,249,038
Neuberger Berman Genesis Portfolio (Class A)	3,668,244	63,604	1,306,875
PIMCO Inflation Protected Bond Portfolio (Class A)	—	11,841,992	32,098,513
PIMCO Total Return Portfolio (Class A)	—	15,223,617	39,939,523
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	—	2,619,323
T. Rowe Price Large Cap Growth Portfolio (Class A)	14,249,429	402,327	4,152,848
T. Rowe Price Large Cap Value Portfolio (Class A)	22,127,615	4,425,523	6,092,409
T. Rowe Price Mid Cap Growth Portfolio (Class A)	4,375,942	71,921	2,422,550
T. Rowe Price Small Cap Growth Portfolio (Class A)	7,392,118	25,741	2,224,913
TCW Core Fixed Income Portfolio (Class A)	—	12,808,005	34,363,154
Van Eck Global Natural Resources Portfolio (Class A)	—	643,511	12,703,343
Wells Capital Management Mid Cap Value Portfolio (Class A)	385,511	127,346	1,045,921

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	$—	$10,756,250	15,675,635
Western Asset Management U.S. Government Portfolio (Class A)	—	12,033,399	36,075,053

	$196,393,272	$149,292,889

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$5,246,816,871

Gross unrealized appreciation	219,964,982
Gross unrealized depreciation	(79,584,733)

Net unrealized appreciation (depreciation)	$140,380,249

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$118,748,698	$120,439,849	$269,762,597	$181,864,574	$388,511,295	$302,304,423

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$135,820,565	$237,237,382	$140,380,249	$—	$513,438,196

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 40 Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 40 Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives payments under plans adopted pursuant to Rule 12b-1 to support the provision of distribution and shareholder services of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of distribution and shareholder services activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed the Brighthouse AA 40 Narrow Index for the one-, three-, and five-year periods ended October 31, 2019. In addition, the Board noted that the Portfolio outperformed the Dow Jones Moderately Conservative Index for the three-year and five-year periods, and underperformed the same benchmark for the one-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 19.85% and 19.42%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

After 2018 ending turbulently with the S&P 500 Index dropping 13.5% during the last quarter of that year, investors had three things at the top of their minds going in to 2019 – will the Federal Reserve (the “Fed”) be easing or tightening, will there be a full-blown trade war and will 2019 finally mark the end of the longest economic expansion on record? All three issues are intertwined, but we at least have data points to provide some indication as to the potential for recession and what the Fed will do with interest rates.

With three rate hikes in 2017, four rate hikes in 2018 and a hawkish tone from the Fed, investors braced themselves for another year of rising short-term rates as the U.S. economy continued its path of moderate growth (around 2%) and unemployment hovering around a 50-year low of just under 4%. The Fed, however, has a dual mandate and must manage both “maximum sustainable employment” (highest level of employment consistent with price stability) and price stability (inflation rate of 2%). With inflation remaining below the Fed’s target, softening economic data and uncertainty around geopolitical events like the U.S.-China trade war and Brexit (United Kingdom’s decision to withdraw from the European Union), as well as research by the Fed indicating that the structural relationship between employment and inflation having changed (the level of unemployment perceived to cause inflation is now lower than previously), the Fed decided to lower rates for the first time since 2008. In fact, they lowered rates three times in 2019. The softening economic data highlighted by the Fed as grounds to reverse policy was declining manufacturing output, weak business investment and weak exports, all of which faced headwinds from sluggish growth outside of the U.S. and from the ongoing trade war. The Fed’s decision to lower rates, along with stubbornly low inflation and economic uncertainty, also impacted long-term rates. The 10-year Treasury rate fell from 2.69% at the end of 2018 all the way to 1.47% at the beginning of September before finishing the year at 1.92%. A similar pattern was followed by the 30-year Treasury rate which went from 3.02% to a new all-time low of 1.91%, before finishing the year at 2.39%. The big drop in interest rates helped ensure that fixed income investors experienced strong returns for the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 8.7%, the best return since 2002, and the Bloomberg Barclays U.S. Corporate High Yield Index returning 14.3%.

Regarding the trade war, investors breathed a sigh of relief when China and the U.S. reached a “Phase 1” trade agreement in December, which reduced some of the tariffs imposed during the previous 18 months and put the brakes on additional tariffs, at least for now. Regarding sluggish growth abroad, we are two years into a global slowdown of both manufacturing and services activity. While service activity nonetheless continued to expand, global manufacturing activity experienced several months of contraction before making it back into positive territory towards the period end. With Chinese manufacturing also ending the period back in expansion mode, the concern shifted to Europe’s growth engine, Germany, whose slowdown in manufacturing was the main reason that the total Euro-area manufacturing Purchasing Managers Index had experienced contraction.

Part of the reason for the reacceleration in growth in the latter part of the year seems to lie with actions taken by global central bankers. As the beforementioned events played out, global central bankers kept a watchful eye on economic activity both within and outside of their respective jurisdictions, and all decided to turn on the spigots of monetary easing to seek to prevent the stall in manufacturing from dragging service activity into negative territory as well. The renewed global monetary stimulus and early signs of a reacceleration of global economic activity, paved the way for a strong final quarter of the decade for equity markets. As such, the S&P 500 Index returned an impressive 31.5% in 2019, beating all other major indices handsomely. The Russell 2000 Small Cap Index came closest, returning 25.5%, followed by Foreign Developed equities and Emerging Market equities which returned 22.0% and 18.4% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income. Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Index. Strong performance within the underlying Small Cap and International equity portfolios, overweights to U.S. Large Cap equity, High Yield bonds and Emerging Market bonds, as well as underweights to Emerging Markets equity and Foreign Developed bonds all contributed to the outperformance.

Contribution from the underlying fixed income portfolios to relative performance was positive in 2019. By far the biggest contributor to performance was the Western Asset Management Strategic Bond Opportunities Portfolio, which outpaced its benchmark by 5.8%. The largest contributor to the portfolio’s outperformance was its corporate credit exposures, including both investment grade corporate credit and high yield corporate credit. In addition, the portfolio further benefitted from local currency exposure within Emerging Markets, as several currencies strengthened versus the U.S. dollar. The BlackRock Bond Income Portfolio was another strong performer, as it outperformed its benchmark by 1.1% for the year. The main drivers of performance for the year were the portfolio’s overweight positions in duration, securitized assets, investment grade credit and municipals, with rates rallying and credit spreads tightening over the course of 2019. At the other end of the spectrum was the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 3.9%. Being significantly underweight duration in the U.S. and Japan detracted from relative performance, as did select underweight duration exposures in Europe and a lack of duration exposure in the U.K. Finally, the portfolio’s overweight to currency positions in Latin America (in particular Argentina), served as a headwind as well. The Brighthouse/Eaton Vance Floating Rate Portfolio underperformed its benchmark by 1.3%. The main drivers of underperformance were an overweight to cash, as well as security selection within the Nonferrous Metals and Minerals, Oil & Gas and Home Furnishing industries.

Domestic equity was a detractor from relative performance, as strong performance by the Small Cap equity portfolios was insufficient to make up for the underperformance by the Mid Cap and Large Cap equity portfolios. Within Large Cap, the MFS Value Portfolio was the bright spot, outperforming its benchmark by 3.6%. Security selection within the Materials, Communication Services, Healthcare, Financials and Industrials sectors as well as an underweight to Energy, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, as it bested its benchmark by 0.6% for the year. The portfolio primarily outperformed as a result of security selection within the Materials, Industrials, Healthcare, Real Estate, Financials and Technology sectors. The Loomis Sayles Growth Portfolio (Loomis Sayles replaced ClearBridge Investments, LLC as the subadviser to the Portfolio on December 16, 2019, so 2019 performance was almost entirely attributable to the legacy manager), on the other hand, underperformed its benchmark by 12.0%. The biggest detractor from performance was security selection within the Energy, Communication Services and Consumer Discretionary sectors, but a significant overweight to Healthcare was a drag on performance as well. Within Mid Cap equities, the Wells Capital Management Mid Cap Value Portfolio stood out positively, as it outperformed its benchmark by 8.7%. It was truly an outstanding year for the portfolio which had positive security selection within all eleven industry sectors, the only detractors being small overweights to Materials and Healthcare (although the security selection within both sectors more than made up for the headwind). At the other end of the spectrum was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 4.1%. A significant underweight to Technology, the strongest performing sector for the year, was a drag on performance, but security selection within the Energy, Financials, Consumer Staples and Industrials sectors detracted as well. Within Small Cap equities, the Neuberger Berman Genesis Portfolio was the strongest performer, outperforming its benchmark by 7.3%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Consumer Discretionary, Healthcare, Communication Services and Financials. A substantial overweight to Technology, which was the best performing sector within the Russell 2000 Value Index, was a significant driver of return as well. On the other hand, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.8%. The portfolio’s security selection within the Healthcare and Consumer Discretionary sectors, as well as overweights to Energy and Financials, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 11.3% for the year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, Materials and Technology sectors, but overweights to Consumer Discretionary and Technology and an underweight to Energy all contributed as well. The Brighthouse/Artisan International Portfolio had a strong year, outperforming its benchmark by 8.7%. An underweight to Communication Services helped performance but the main driver was security selection, more specifically within Financials, Materials and Industrials. The Van Eck Global Natural Resources Portfolio, on the other hand, underperformed its benchmark by 5.0%. The portfolio lagged as a result of underweight positioning in Oil & Gas Equipment and Services and overweight positioning in Fertilizers and Agricultural Chemicals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	19.85	6.64	8.13
Class B	19.42	6.35	7.86
Dow Jones Moderate Index	18.60	6.61	7.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.1
PIMCO Total Return Portfolio (Class A)	5.8
MFS Value Portfolio (Class A)	5.6
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.6
TCW Core Fixed Income Portfolio (Class A)	4.5
Invesco Comstock Portfolio (Class A)	4.3
Western Asset Management U.S. Government Portfolio (Class A)	3.9
Harris Oakmark International Portfolio (Class A)	3.8
Baillie Gifford International Stock Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	33.7
Investment Grade Fixed Income	27.3
International Developed Market Equities	13.4
International Fixed Income	6.3
U.S. Small Cap Equities	6.1
High Yield Fixed Income	4.6
Global Equities	4.0
Emerging Market Equities	1.8
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.65%	$1,000.00	$1,060.10	$3.38
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$1,057.70	$4.67
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a) (b)	40,863,645	$428,659,632
Baillie Gifford International Stock Portfolio (Class A) (c)	32,611,422	442,863,110
BlackRock Bond Income Portfolio (Class A) (c)	7,027,967	764,994,255
BlackRock Capital Appreciation Portfolio (Class A) (c)	8,067,697	348,201,823
BlackRock High Yield Portfolio (Class A) (a)	9,591,403	75,196,597
Brighthouse Small Cap Value Portfolio (Class A) (a)	10,028,091	158,042,715
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	11,187,143	126,638,457
Brighthouse/Artisan International Portfolio (Class A) (a)	29,919,829	380,281,031
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (c)	137,819	31,621,187
Brighthouse/Dimensional International Small Company Portfolio (Class A) (c)	10,386,585	126,924,070
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	24,323,546	248,829,876
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	25,606,132	245,562,804
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	38,565,700	365,602,839
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (c)	16,017,854	568,794,007
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	24,998,820	380,232,049
Clarion Global Real Estate Portfolio (Class A) (a)	14,312,109	185,628,048
Harris Oakmark International Portfolio (Class A) (a)	34,852,536	474,343,015
Invesco Comstock Portfolio (Class A) (a)	37,978,561	538,535,993
Invesco Global Equity Portfolio (Class A) (a)	5,423,605	126,261,532
Invesco Small Cap Growth Portfolio (Class A) (a)	12,030,457	157,839,599
Jennison Growth Portfolio (Class A) (c)	25,230,158	411,756,180
JPMorgan Core Bond Portfolio (Class A) (a)	23,453,421	242,977,439
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,360,131	94,702,346
Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio) (Class A) (a)	20,259,500	347,247,830
Loomis Sayles Small Cap Growth Portfolio (Class A) (c)	4,506,050	63,219,875
MFS Research International Portfolio (Class A) (a)	19,432,777	253,209,089

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (c)	42,306,330	695,516,063
Neuberger Berman Genesis Portfolio (Class A) (c)	4,553,464	94,484,387
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	36,789,742	368,265,321
PIMCO Total Return Portfolio (Class A) (a)	60,733,668	728,804,015
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a) (b)	9,168,034	95,164,192
T. Rowe Price Large Cap Growth Portfolio (Class A) (c)	15,183,278	348,152,575
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	18,191,170	569,201,706
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	8,440,602	94,872,370
T. Rowe Price Small Cap Growth Portfolio (Class A) (c)	7,752,118	189,384,252
TCW Core Fixed Income Portfolio (Class A) (a)	54,101,490	566,442,600
Van Eck Global Natural Resources Portfolio (Class A) (c)	44,339,273	380,874,353
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	2,429,577	31,633,092
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (c)	18,044,110	249,189,152
Western Asset Management U.S. Government Portfolio (Class A) (c)	41,282,530	489,197,984

Total Mutual Funds (Cost $11,859,650,077)		12,489,347,460

Total Investments—100.0% (Cost $11,859,650,077)		12,489,347,460
Other assets and liabilities (net) —0.0%		(3,352,410)

Net Assets—100.0%		$12,485,995,050

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$12,489,347,460	$—	$—	$12,489,347,460
Total Investments	$12,489,347,460	$—	$—	$12,489,347,460

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Affiliated investments at value (a)	$12,489,347,460
Receivable for:
Affiliated investments sold	4,651,584
Fund shares sold	84,636

Total Assets	12,494,083,680
Liabilities
Payables for:
Affiliated investments purchased	76,703
Fund shares redeemed	4,659,517
Accrued Expenses:
Management fees	558,697
Distribution and service fees	2,565,471
Deferred trustees’ fees	183,197
Other expenses	45,045

Total Liabilities	8,088,630

Net Assets	$12,485,995,050

Net Assets Consist of:
Paid in surplus	$10,859,929,837
Distributable earnings (Accumulated losses)	1,626,065,213

Net Assets	$12,485,995,050

Net Assets
Class A	$327,588,591
Class B	12,158,406,459
Capital Shares Outstanding*
Class A	26,928,408
Class B	1,005,598,507
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.17
Class B	12.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $11,859,650,077.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from affiliated investments	$283,434,786

Total investment income	283,434,786
Expenses
Management fees	6,581,333
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class B	30,246,241
Audit and tax services	32,414
Legal	42,448
Trustees’ fees and expenses	60,867
Miscellaneous	18,118

Total expenses	37,038,851

Net Investment Income	246,395,935

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	124,922,537
Capital gain distributions from Affiliated investments	690,730,389

Net realized gain	815,652,926

Net change in unrealized appreciation on affiliated investments	1,134,203,037

Net realized and unrealized gain	1,949,855,963

Net Increase in Net Assets From Operations	$2,196,251,898

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$246,395,935	$207,490,761
Net realized gain	815,652,926	1,024,406,185
Net change in unrealized appreciation (depreciation)	1,134,203,037	(2,005,059,968)

Increase (decrease) in net assets from operations	2,196,251,898	(773,163,022)

From Distributions to Shareholders
Class A	(31,612,012)	(18,769,198)
Class B	(1,201,449,993)	(726,631,786)

Total distributions	(1,233,062,005)	(745,400,984)

Decrease in net assets from capital share transactions	(375,733,019)	(1,115,055,027)

Total increase (decrease) in net assets	587,456,874	(2,633,619,033)

Net Assets
Beginning of period	11,898,538,176	14,532,157,209

End of period	$12,485,995,050	$11,898,538,176

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,006,239	$11,934,481	1,420,550	$17,773,311
Reinvestments	2,809,956	31,612,012	1,532,179	18,769,198
Redemptions	(2,946,596)	(35,162,517)	(3,848,173)	(47,749,437)

Net increase (decrease)	869,599	$8,383,976	(895,444)	$(11,206,928)

Class B
Sales	9,306,552	$109,451,891	7,906,396	$98,073,809
Reinvestments	107,272,321	1,201,449,993	59,608,842	726,631,786
Redemptions	(143,617,051)	(1,695,018,879)	(156,425,620)	(1,928,553,694)

Net decrease	(27,038,178)	$(384,116,995)	(88,910,382)	$(1,103,848,099)

Decrease derived from capital shares transactions		$(375,733,019)		$(1,115,055,027)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.30	$12.72	$11.76	$12.50	$13.57

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.22	0.21	0.21	0.32
Net realized and unrealized gain (loss)	1.88	(0.92)	1.50	0.63	(0.41)

Total income (loss) from investment operations	2.14	(0.70)	1.71	0.84	(0.09)

Less Distributions
Distributions from net investment income	(0.28)	(0.24)	(0.25)	(0.43)	(0.10)
Distributions from net realized capital gains	(0.99)	(0.48)	(0.50)	(1.15)	(0.88)

Total distributions	(1.27)	(0.72)	(0.75)	(1.58)	(0.98)

Net Asset Value, End of Period	$12.17	$11.30	$12.72	$11.76	$12.50

Total Return (%) (b)	19.85	(5.93)	14.93	7.47	(0.99)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.05	0.05	0.05	0.05	0.05
Ratio of net investment income to average net assets (%) (d)	2.21	1.76	1.68	1.74	2.40
Portfolio turnover rate (%)	13	10	6	10	15
Net assets, end of period (in millions)	$327.6	$294.6	$343.0	$331.2	$330.1

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.24	$12.65	$11.69	$12.44	$13.52

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.19	0.17	0.18	0.28
Net realized and unrealized gain (loss)	1.85	(0.91)	1.51	0.62	(0.41)

Total income (loss) from investment operations	2.08	(0.72)	1.68	0.80	(0.13)

Less Distributions
Distributions from net investment income	(0.24)	(0.21)	(0.22)	(0.40)	(0.07)
Distributions from net realized capital gains	(0.99)	(0.48)	(0.50)	(1.15)	(0.88)

Total distributions	(1.23)	(0.69)	(0.72)	(1.55)	(0.95)

Net Asset Value, End of Period	$12.09	$11.24	$12.65	$11.69	$12.44

Total Return (%) (b)	19.42	(6.12)	14.73	7.11	(1.27)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.30	0.30	0.30	0.30	0.30
Ratio of net investment income to average net assets (%) (d)	1.98	1.51	1.43	1.52	2.15
Portfolio turnover rate (%)	13	10	6	10	15
Net assets, end of period (in millions)	$12,158.4	$11,604.0	$14,189.2	$13,904.3	$14,389.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,561,851,721	$0	$2,233,438,728

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$6,581,333	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2019
AB International Bond Portfolio (Class A)	$—	$422,371,310	$(14,316,416)	$586,184	$20,018,554	$428,659,632
Baillie Gifford International Stock Portfolio (Class A)	402,871,658	31,542,610	(83,589,652)	27,033,235	65,005,259	442,863,110
BlackRock Bond Income Portfolio (Class A)	827,888,891	29,323,281	(138,045,277)	839,133	44,988,227	764,994,255
BlackRock Capital Appreciation Portfolio (Class A)	316,743,365	56,732,983	(66,329,464)	12,551,012	28,503,927	348,201,823
BlackRock High Yield Portfolio (Class A)	73,664,465	4,520,089	(8,988,316)	(1,233,001)	7,233,360	75,196,597
Brighthouse Small Cap Value Portfolio (Class A)	136,447,791	15,114,965	(17,081,088)	(2,514,546)	26,075,593	158,042,715
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	217,898,576	2,399,538	(128,387,293)	2,063,787	32,663,849	126,638,457
Brighthouse/Artisan International Portfolio (Class A)	348,744,037	5,382,256	(67,263,735)	9,502,391	83,916,082	380,281,031
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	28,282,577	3,863,504	(3,216,414)	(147,395)	2,838,915	31,621,187
Brighthouse/Dimensional International Small Company Portfolio (Class A)	109,891,634	14,121,654	(9,688,974)	(1,581,589)	14,181,345	126,924,070
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	245,703,237	11,683,891	(14,471,452)	296,997	5,617,203	248,829,876
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	251,719,522	8,893,919	(17,833,951)	(782,558)	3,565,872	245,562,804
Brighthouse/Templeton International Bond Portfolio (Class A)	376,099,228	31,877,659	(16,371,660)	(180,624)	(25,821,764)	365,602,839
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	534,783,394	55,061,098	(118,282,985)	(7,806,374)	105,038,874	568,794,007
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	345,194,281	47,837,605	(68,956,594)	8,040,283	48,116,474	380,232,049
Clarion Global Real Estate Portfolio (Class A)	181,294,730	6,231,267	(37,872,733)	5,894,974	30,079,810	185,628,048
Harris Oakmark International Portfolio (Class A)	416,914,858	53,622,647	(52,594,046)	(4,988,612)	61,388,168	474,343,015
Invesco Comstock Portfolio (Class A)	478,102,286	76,237,508	(57,158,059)	14,617,558	26,736,700	538,535,993
Invesco Global Equity Portfolio (Class A)	113,932,054	16,863,640	(22,118,864)	2,396,538	15,188,164	126,261,532
Invesco Small Cap Growth Portfolio (Class A)	134,432,508	24,602,655	(9,598,782)	(2,886,590)	11,289,808	157,839,599
Jennison Growth Portfolio (Class A)	371,702,530	61,304,232	(74,948,492)	6,126,258	47,571,652	411,756,180
JPMorgan Core Bond Portfolio (Class A)	574,572,601	11,870,337	(361,121,634)	(2,976,120)	20,632,255	242,977,439
JPMorgan Small Cap Value Portfolio (Class A)	81,894,192	11,339,250	(3,857,656)	(466,818)	5,793,378	94,702,346

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2019
Loomis Sayles Growth Portfolio (Class A) (formerly, ClearBridge Aggressive Growth Portfolio)	$313,161,040	$49,620,171	$(38,335,190)	$17,319,644	$5,482,165	$347,247,830
Loomis Sayles Small Cap Growth Portfolio (Class A)	54,871,365	10,205,321	(6,177,056)	246,019	4,074,226	63,219,875
MFS Research International Portfolio (Class A)	234,172,234	15,551,129	(43,810,224)	4,047,407	43,248,543	253,209,089
MFS Value Portfolio (Class A)	637,665,993	59,147,538	(122,783,822)	20,561,009	100,925,345	695,516,063
Neuberger Berman Genesis Portfolio (Class A)	84,706,611	12,934,394	(14,390,697)	5,527,790	5,706,289	94,484,387
PIMCO Inflation Protected Bond Portfolio (Class A)	378,569,532	13,535,234	(41,181,333)	(5,528,082)	22,869,970	368,265,321
PIMCO Total Return Portfolio (Class A)	762,567,933	23,235,284	(97,065,994)	(5,213,475)	45,280,267	728,804,015
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	94,304,226	(2,887,849)	63,217	3,684,598	95,164,192
T. Rowe Price Large Cap Growth Portfolio (Class A)	320,573,717	53,100,963	(65,514,541)	155,668	39,836,768	348,152,575
T. Rowe Price Large Cap Value Portfolio (Class A)	523,482,105	78,182,834	(87,544,876)	20,739,123	34,342,520	569,201,706
T. Rowe Price Mid Cap Growth Portfolio (Class A)	87,975,168	15,305,443	(18,822,196)	434,900	9,979,055	94,872,370
T. Rowe Price Small Cap Growth Portfolio (Class A)	165,365,981	25,683,823	(28,693,307)	3,432,536	23,595,219	189,384,252
TCW Core Fixed Income Portfolio (Class A)	689,656,135	20,192,268	(174,866,598)	4,933,269	26,527,526	566,442,600
Van Eck Global Natural Resources Portfolio (Class A)	291,348,421	60,869,525	(7,343,700)	(2,476,012)	38,476,119	380,874,353
Wells Capital Management Mid Cap Value Portfolio (Class A)	28,867,206	1,170,445	(6,762,199)	(1,487,884)	9,845,524	31,633,092
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	251,113,515	12,259,830	(35,935,432)	(1,835,981)	23,587,220	249,189,152
Western Asset Management U.S. Government Portfolio (Class A)	508,933,522	13,755,395	(49,230,177)	(380,734)	16,119,978	489,197,984

	$11,901,808,893	$1,561,851,721	$(2,233,438,728)	$124,922,537	$1,134,203,037	$12,489,347,460

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
AB International Bond Portfolio (Class A)	$—	$—	40,863,645
Baillie Gifford International Stock Portfolio (Class A)	25,692,609	5,829,986	32,611,422
BlackRock Bond Income Portfolio (Class A)	—	29,184,204	7,027,967
BlackRock Capital Appreciation Portfolio (Class A)	55,936,602	735,621	8,067,697
BlackRock High Yield Portfolio (Class A)	—	4,519,815	9,591,403
Brighthouse Small Cap Value Portfolio (Class A)	13,242,591	1,806,711	10,028,091
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,364,225	11,187,143
Brighthouse/Artisan International Portfolio (Class A)	—	5,377,734	29,919,829
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,620,504	236,223	137,819
Brighthouse/Dimensional International Small Company Portfolio (Class A)	11,044,508	1,576,370	10,386,585
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	11,654,903	24,323,546
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	8,849,283	25,606,132
Brighthouse/Templeton International Bond Portfolio (Class A)	708,867	30,871,158	38,565,700
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	45,945,759	9,112,682	16,017,854
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	43,470,474	4,359,224	24,998,820
Clarion Global Real Estate Portfolio (Class A)	—	6,194,774	14,312,109
Harris Oakmark International Portfolio (Class A)	34,348,596	10,920,073	34,852,536
Invesco Comstock Portfolio (Class A)	63,506,676	12,609,756	37,978,561
Invesco Global Equity Portfolio (Class A)	15,516,409	1,313,204	5,423,605
Invesco Small Cap Growth Portfolio (Class A)	24,492,584	—	12,030,457
Jennison Growth Portfolio (Class A)	59,435,275	1,816,799	25,230,158
JPMorgan Core Bond Portfolio (Class A)	—	11,803,421	23,453,421
JPMorgan Small Cap Value Portfolio (Class A)	9,341,525	1,248,991	6,360,131
Loomis Sayles Growth Portfolio (Class A) (formerly, ClearBridge Aggressive Growth Portfolio)	45,955,957	3,619,172	20,259,500
Loomis Sayles Small Cap Growth Portfolio (Class A)	10,159,026	—	4,506,050
MFS Research International Portfolio (Class A)	11,535,551	4,015,024	19,432,777
MFS Value Portfolio (Class A)	45,804,976	13,339,998	42,306,330
Neuberger Berman Genesis Portfolio (Class A)	12,704,613	220,287	4,553,464
PIMCO Inflation Protected Bond Portfolio (Class A)	—	13,459,941	36,789,742
PIMCO Total Return Portfolio (Class A)	—	23,073,835	60,733,668
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	—	9,168,034
T. Rowe Price Large Cap Growth Portfolio (Class A)	51,619,768	1,457,467	15,183,278
T. Rowe Price Large Cap Value Portfolio (Class A)	65,150,988	13,030,198	18,191,170
T. Rowe Price Mid Cap Growth Portfolio (Class A)	15,055,451	247,444	8,440,602
T. Rowe Price Small Cap Growth Portfolio (Class A)	25,561,323	89,013	7,752,118

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
TCW Core Fixed Income Portfolio (Class A)	$—	$20,071,628	54,101,490
Van Eck Global Natural Resources Portfolio (Class A)	—	2,217,641	44,339,273
Wells Capital Management Mid Cap Value Portfolio (Class A)	879,757	290,609	2,429,577
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	12,245,773	18,044,110
Western Asset Management U.S. Government Portfolio (Class A)	—	13,671,599	41,282,530

	$690,730,389	$283,434,786

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$11,927,133,571

Gross unrealized appreciation	766,015,169
Gross unrealized depreciation	(203,801,280)

Net unrealized appreciation (depreciation)	$562,213,889

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$242,301,255	$224,544,990	$990,760,750	$520,855,994	$1,233,062,005	$745,400,984

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$256,964,246	$807,070,275	$562,213,889	$—	$1,626,248,410

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 60 Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 60 Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives payments under plans adopted pursuant to Rule 12b-1 to support the provision of distribution and shareholder services of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data,

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of distribution and shareholder services activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2019. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the three-year period ended June 30, 2019, and underperformed the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed the Brighthouse AA 60 Narrow Index for the one-, three-, and five-year periods ended October 31, 2019. The Board also noted that the Portfolio outperformed the Dow Jones Moderate Index for the three-year period ended October 31, 2019, but underperformed the same benchmark for the one-year and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 24.04% and 23.73%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 22.84%.

MARKET ENVIRONMENT/CONDITIONS

After 2018 ending turbulently with the S&P 500 Index dropping 13.5% during the last quarter of that year, investors had three things at the top of their minds going in to 2019 – will the Federal Reserve (the “Fed”) be easing or tightening, will there be a full-blown trade war and will 2019 finally mark the end of the longest economic expansion on record? All three issues are intertwined, but we at least have data points to provide some indication as to the potential for recession and what the Fed will do with interest rates.

With three rate hikes in 2017, four rate hikes in 2018 and a hawkish tone from the Fed, investors braced themselves for another year of rising short-term rates as the U.S. economy continued its path of moderate growth (around 2%) and unemployment hovering around a 50-year low of just under 4%. The Fed, however, has a dual mandate and must manage both “maximum sustainable employment” (highest level of employment consistent with price stability) and price stability (inflation rate of 2%). With inflation remaining below the Fed’s target, softening economic data and uncertainty around geopolitical events like the U.S.-China trade war and Brexit (United Kingdom’s decision to withdraw from the European Union), as well as research by the Fed indicating that the structural relationship between employment and inflation having changed (the level of unemployment perceived to cause inflation is now lower than previously), the Fed decided to lower rates for the first time since 2008. In fact, they lowered rates three times in 2019. The softening economic data highlighted by the Fed as grounds to reverse policy was declining manufacturing output, weak business investment and weak exports, all of which faced headwinds from sluggish growth outside of the U.S. and from the ongoing trade war. The Fed’s decision to lower rates, along with stubbornly low inflation and economic uncertainty, also impacted long-term rates. The 10-year Treasury rate fell from 2.69% at the end of 2018 all the way to 1.47% at the beginning of September before finishing the year at 1.92%. A similar pattern was followed by the 30-year Treasury rate which went from 3.02% to a new all-time low of 1.91%, before finishing the year at 2.39%. The big drop in interest rates helped ensure that fixed income investors experienced strong returns for the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 8.7%, the best return since 2002, and the Bloomberg Barclays U.S. Corporate High Yield Index returning 14.3%.

Regarding the trade war, investors breathed a sigh of relief when China and the U.S. reached a “Phase 1” trade agreement in December, which reduced some of the tariffs imposed during the previous 18 months and put the brakes on additional tariffs, at least for now. Regarding sluggish growth abroad, we are two years into a global slowdown of both manufacturing and services activity. While service activity nonetheless continued to expand, global manufacturing activity experienced several months of contraction before making it back into positive territory towards the period end. With Chinese manufacturing also ending the period back in expansion mode, the concern shifted to Europe’s growth engine, Germany, whose slowdown in manufacturing was the main reason that the total Euro-area manufacturing Purchasing Managers Index had experienced contraction.

Part of the reason for the reacceleration in growth in the latter part of the year seems to lie with actions taken by global central bankers. As the beforementioned events played out, global central bankers kept a watchful eye on economic activity both within and outside of their respective jurisdictions, and all decided to turn on the spigots of monetary easing to seek to prevent the stall in manufacturing from dragging service activity into negative territory as well. The renewed global monetary stimulus and early signs of a reacceleration of global economic activity, paved the way for a strong final quarter of the decade for equity markets. As such, the S&P 500 Index returned an impressive 31.5% in 2019, beating all other major indices handsomely. The Russell 2000 Small Cap Index came closest, returning 25.5%, followed by Foreign Developed equities and Emerging Market equities which returned 22.0% and 18.4% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income. Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. Strong performance within the underlying Small Cap and International equity portfolios, overweights to U.S. Large Cap equity, High Yield bonds and Emerging Market bonds, as well as underweights to Emerging Markets equity and Foreign Developed bonds all contributed to the outperformance.

Contribution from the underlying fixed income portfolios to relative performance was positive in 2019. By far the biggest contributor to performance was the Western Asset Management Strategic Bond Opportunities Portfolio, which outpaced its benchmark by 5.8%. The largest contributor to the portfolio’s outperformance was its corporate credit exposures, including both investment grade corporate credit and high yield corporate credit. In addition, the portfolio further benefitted from local currency exposure within Emerging Markets, as several currencies strengthened versus the U.S. dollar. The BlackRock Bond Income Portfolio was another strong performer, as it outperformed its benchmark by 1.1% for the year. The main drivers of performance for the year were the portfolio’s overweight positions in duration, securitized assets, investment grade credit and municipals, with rates rallying and credit spreads tightening over the course of 2019. At the other end of the spectrum was the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 3.9%. Being significantly underweight duration in the U.S. and Japan detracted from relative performance, as did select underweight duration exposures in Europe and a lack of duration exposure in the U.K. Finally, the portfolio’s overweight to currency positions in Latin America (in particular Argentina), served as a headwind as well. The Brighthouse/Eaton Vance Floating Rate Portfolio underperformed its benchmark by 1.3%. The main drivers of underperformance were an overweight to cash, as well as security selection within the Nonferrous Metals and Minerals, Oil & Gas and Home Furnishing industries.

Domestic equity was a detractor from relative performance, as strong performance by the Small Cap equity portfolios was insufficient to make up for the underperformance by the Mid Cap and Large Cap equity portfolios. Within Large Cap, the MFS Value Portfolio was the bright spot, outperforming its benchmark by 3.6%. Security selection within the Materials, Communication Services, Healthcare, Financials and Industrials sectors, as well as an underweight to Energy, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, as it bested its benchmark by 0.6% for the year. The portfolio primarily outperformed as a result of security selection within the Materials, Industrials, Healthcare, Real Estate, Financials and Technology sectors. The Loomis Sayles Growth Portfolio (Loomis Sayles replaced ClearBridge Investments, LLC as the subadviser to the Portfolio on December 16, 2019, so 2019 performance was almost entirely attributable to the legacy manager), on the other hand, underperformed its benchmark by 12.0%. The biggest detractor from performance was security selection within the Energy, Communication Services and Consumer Discretionary sectors, but a significant overweight to Healthcare was a drag on performance as well. Within Mid Cap equities, the Wells Capital Management Mid Cap Value Portfolio stood out positively, as it outperformed its benchmark by 8.7%. It was truly an outstanding year for the portfolio which had positive security selection within all 11 industry sectors, the only detractors being small overweights to Materials and Healthcare (although the security selection within both sectors more than made up for the headwind). At the other end of the spectrum was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 4.1%. A significant underweight to Technology, the strongest performing sector for the year, was a drag on performance, but security selection within the Energy, Financials, Consumer Staples and Industrials sectors detracted as well. Within Small Cap equities, the Neuberger Berman Genesis Portfolio was the strongest performer, outperforming its benchmark by 7.3%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Consumer Discretionary, Healthcare, Communication Services and Financials. A substantial overweight to Technology, which was the best performing sector within the Russell 2000 Value Index, was a significant driver of return as well. On the other hand, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.8%. The portfolio’s security selection within the Healthcare and Consumer Discretionary sectors, as well as overweights to Energy and Financials, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 11.3% for the year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, Materials and Technology sectors, but overweights to Consumer Discretionary and Technology and an underweight to Energy all contributed as well. The Brighthouse/Artisan International Portfolio had a strong year, outperforming its benchmark by 8.7%. An underweight to Communication Services helped performance but the main driver was security selection, more specifically within Financials, Materials and Industrials. The Van Eck Global Natural Resources Portfolio, on the other hand, underperformed its benchmark by 5.0%. The Portfolio lagged as a result of underweight positioning in Oil & Gas Equipment and Services and overweight positioning in Fertilizers and Agricultural Chemicals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	24.04	7.82	9.41
Class B	23.73	7.57	9.15
Dow Jones Moderately Aggressive Index	22.84	7.77	9.18

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.1
Invesco Comstock Portfolio (Class A)	5.6
T. Rowe Price Large Cap Value Portfolio (Class A)	5.3
Jennison Growth Portfolio (Class A)	5.1
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.1
Harris Oakmark International Portfolio (Class A)	4.8
Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio) (Class A)	4.5
Baillie Gifford International Stock Portfolio (Class A)	4.3
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.3
Brighthouse/Artisan International Portfolio (Class A)	3.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	42.8
International Developed Market Equities	18.0
Investment Grade Fixed Income	10.0
U.S. Small Cap Equities	8.6
Global Equities	5.0
International Fixed Income	4.3
High Yield Fixed Income	3.4
U.S. Mid Cap Equities	3.0
Emerging Market Equities	2.5
Real Estate Equities	2.4

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.69%	$1,000.00	$1,071.50	$3.60
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B (a)	Actual	0.94%	$1,000.00	$1,071.10	$4.91
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a) (b)	14,037,843	$147,256,976
Baillie Gifford International Stock Portfolio (Class A) (c)	32,679,236	443,784,027
BlackRock Bond Income Portfolio (Class A) (c)	2,476,596	269,577,427
BlackRock Capital Appreciation Portfolio (Class A) (c)	7,862,080	339,327,371
BlackRock High Yield Portfolio (Class A) (a)	6,438,092	50,474,645
Brighthouse Small Cap Value Portfolio (Class A) (a)	11,579,968	182,500,298
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	11,533,064	130,554,288
Brighthouse/Artisan International Portfolio (Class A) (a)	30,824,086	391,774,130
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (c)	113,544	26,051,494
Brighthouse/Dimensional International Small Company Portfolio (Class A) (c)	17,148,502	209,554,697
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	9,772,001	99,967,573
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	30,967,896	293,575,651
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (c)	14,660,639	520,599,276
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	24,058,114	365,923,914
Clarion Global Real Estate Portfolio (Class A) (a)	19,339,418	250,832,246
Frontier Mid Cap Growth Portfolio (Class A) (c)	1,383,956	52,175,160
Harris Oakmark International Portfolio (Class A) (a)	36,366,460	494,947,523
Invesco Comstock Portfolio (Class A) (a)	40,546,024	574,942,624
Invesco Global Equity Portfolio (Class A) (a)	6,707,795	156,157,467
Invesco Small Cap Growth Portfolio (Class A) (a)	17,838,629	234,042,806
Jennison Growth Portfolio (Class A) (c)	32,009,209	522,390,298
JPMorgan Core Bond Portfolio (Class A) (a)	9,389,589	97,276,139
JPMorgan Small Cap Value Portfolio (Class A) (a)	10,474,925	155,971,626
Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio) (Class A) (a)	27,327,467	468,392,788
Loomis Sayles Small Cap Growth Portfolio (Class A) (c)	9,283,069	130,241,455
MFS Research International Portfolio (Class A) (a)	24,042,848	313,278,307

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (c)	38,054,773	625,620,465
Morgan Stanley Discovery Portfolio (Class A) (a)	1,166,626	25,514,118
Neuberger Berman Genesis Portfolio (Class A) (c)	1,249,835	25,934,084
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	14,748,326	147,630,744
PIMCO Total Return Portfolio (Class A) (a)	24,312,478	291,749,737
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a) (b)	12,590,336	130,687,685
T. Rowe Price Large Cap Growth Portfolio (Class A) (c)	19,350,462	443,706,099
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	17,497,345	547,491,932
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	9,278,234	104,287,353
T. Rowe Price Small Cap Growth Portfolio (Class A) (c)	6,392,838	156,177,034
TCW Core Fixed Income Portfolio (Class A) (a)	20,965,237	219,506,032
Van Eck Global Natural Resources Portfolio (Class A) (c)	41,966,653	360,493,547
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	8,014,034	104,342,728
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (c)	14,484,007	200,024,133

Total Mutual Funds (Cost $9,595,684,006)		10,304,735,897

Total Investments—100.0% (Cost $9,595,684,006)		10,304,735,897
Other assets and liabilities (net)—0.0%		(2,794,848)

Net Assets—100.0%		$10,301,941,049

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,304,735,897	$—	$—	$10,304,735,897
Total Investments	$10,304,735,897	$—	$—	$10,304,735,897

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Affiliated investments at value (a)	$10,304,735,897
Receivable for:
Affiliated investments sold	2,534,616
Fund shares sold	77,531

Total Assets	10,307,348,044
Liabilities
Payables for:
Fund shares redeemed	2,612,147
Accrued Expenses:
Management fees	464,984
Distribution and service fees	2,073,369
Deferred trustees’ fees	211,456
Other expenses	45,039

Total Liabilities	5,406,995

Net Assets	$10,301,941,049

Net Assets Consist of:
Paid in surplus	$8,602,512,924
Distributable earnings (Accumulated losses)	1,699,428,125

Net Assets	$10,301,941,049

Net Assets
Class A	$439,196,361
Class B	9,862,744,688
Capital Shares Outstanding*
Class A	32,570,147
Class B	735,599,311
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.48
Class B	13.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,595,684,006.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from affiliated investments	$189,311,188

Total investment income	189,311,188
Expenses
Management fees	5,401,920
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class B	24,092,437
Audit and tax services	32,414
Legal	42,448
Trustees’ fees and expenses	60,867
Miscellaneous	16,318

Total expenses	29,703,834

Net Investment Income	159,607,354

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	155,881,326
Capital gain distributions from affiliated investments	761,862,190

Net realized gain	917,743,516

Net change in unrealized appreciation on affiliated investments	1,047,476,092

Net realized and unrealized gain	1,965,219,608

Net Increase in Net Assets From Operations	$2,124,826,962

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$159,607,354	$139,488,636
Net realized gain	917,743,516	1,072,507,955
Net change in unrealized appreciation (depreciation)	1,047,476,092	(2,026,791,738)

Increase (decrease) in net assets from operations	2,124,826,962	(814,795,147)

From Distributions to Shareholders
Class A	(50,128,614)	(25,505,012)
Class B	(1,142,580,570)	(608,846,005)

Total distributions	(1,192,709,184)	(634,351,017)

Decrease in net assets from capital share transactions	(27,180,108)	(709,937,897)

Total increase (decrease) in net assets	904,937,670	(2,159,084,061)

Net Assets
Beginning of period	9,397,003,379	11,556,087,440

End of period	$10,301,941,049	$9,397,003,379

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	923,474	$12,128,911	1,097,538	$15,311,141
Reinvestments	4,082,135	50,128,614	1,837,537	25,505,012
Redemptions	(3,028,390)	(39,709,971)	(2,970,353)	(41,468,195)

Net increase (decrease)	1,977,219	$22,547,554	(35,278)	$(652,042)

Class B
Sales	3,957,689	$51,665,555	7,738,944	$107,874,422
Reinvestments	93,500,865	1,142,580,570	44,055,427	608,846,005
Redemptions	(95,364,115)	(1,243,973,787)	(102,741,883)	(1,426,006,282)

Net increase (decrease)	2,094,439	$(49,727,662)	(50,947,512)	$(709,285,855)

Decrease derived from capital shares transactions		$(27,180,108)		$(709,937,897)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.36	$14.25	$12.86	$13.98	$14.92

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.21	0.19	0.20	0.29
Net realized and unrealized gain (loss)	2.57	(1.25)	2.22	0.82	(0.47)

Total income (loss) from investment operations	2.81	(1.04)	2.41	1.02	(0.18)

Less Distributions
Distributions from net investment income	(0.28)	(0.22)	(0.25)	(0.46)	(0.08)
Distributions from net realized capital gains	(1.41)	(0.63)	(0.77)	(1.68)	(0.68)

Total distributions	(1.69)	(0.85)	(1.02)	(2.14)	(0.76)

Net Asset Value, End of Period	$13.48	$12.36	$14.25	$12.86	$13.98

Total Return (%) (b)	24.04	(7.91)	19.44	8.43	(1.50)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.05
Ratio of net investment income to average net assets (%) (d)	1.82	1.50	1.42	1.55	1.96
Portfolio turnover rate (%)	13	11	7	10	13
Net assets, end of period (in millions)	$439.2	$378.2	$436.4	$398.2	$386.4

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.30	$14.18	$12.80	$13.92	$14.86

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.17	0.16	0.17	0.25
Net realized and unrealized gain (loss)	2.55	(1.23)	2.21	0.81	(0.46)

Total income (loss) from investment operations	2.76	(1.06)	2.37	0.98	(0.21)

Less Distributions
Distributions from net investment income	(0.24)	(0.19)	(0.22)	(0.42)	(0.05)
Distributions from net realized capital gains	(1.41)	(0.63)	(0.77)	(1.68)	(0.68)

Total distributions	(1.65)	(0.82)	(0.99)	(2.10)	(0.73)

Net Asset Value, End of Period	$13.41	$12.30	$14.18	$12.80	$13.92

Total Return (%) (b)	23.73	(8.11)	19.16	8.14	(1.70)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.30
Ratio of net investment income to average net assets (%) (d)	1.58	1.26	1.17	1.32	1.73
Portfolio turnover rate (%)	13	11	7	10	13
Net assets, end of period (in millions)	$9,862.7	$9,018.8	$11,119.7	$10,460.0	$10,742.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,282,393,774	$0	$1,580,665,178

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$5,401,920	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
AB International Bond Portfolio (Class A)	$—	$147,407,028	$(7,320,845)	$295,463	$6,875,330	$147,256,976
Baillie Gifford International Stock Portfolio (Class A)	393,454,288	31,202,297	(71,328,491)	22,936,799	67,519,134	443,784,027
BlackRock Bond Income Portfolio (Class A)	303,824,270	10,559,988	(61,503,585)	(2,375,451)	19,072,205	269,577,427
BlackRock Capital Appreciation Portfolio (Class A)	306,162,925	54,383,483	(60,860,062)	14,066,061	25,574,964	339,327,371
BlackRock High Yield Portfolio (Class A)	48,936,926	3,051,872	(5,503,078)	(433,285)	4,422,210	50,474,645
Brighthouse Small Cap Value Portfolio (Class A)	155,842,236	17,167,238	(17,492,893)	(1,240,108)	28,223,825	182,500,298
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	248,254,199	2,434,720	(159,292,916)	4,843,240	34,315,045	130,554,288
Brighthouse/Artisan International Portfolio (Class A)	353,551,365	5,446,052	(61,871,348)	8,241,338	86,406,723	391,774,130
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	22,939,023	3,145,624	(2,202,141)	(113,461)	2,282,449	26,051,494
Brighthouse/Dimensional International Small Company Portfolio (Class A)	177,186,144	20,555,580	(8,798,105)	(2,035,955)	22,647,033	209,554,697
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	97,953,659	4,757,084	(5,080,244)	(76,468)	2,413,542	99,967,573
Brighthouse/Templeton International Bond Portfolio (Class A)	299,329,928	25,653,601	(10,506,666)	224,208	(21,125,420)	293,575,651
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	478,162,554	49,651,994	(94,422,591)	(3,129,479)	90,336,798	520,599,276
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	327,385,142	45,246,789	(60,106,912)	6,964,438	46,434,457	365,923,914
Clarion Global Real Estate Portfolio (Class A)	241,620,426	8,419,691	(47,238,725)	11,817,389	36,213,465	250,832,246
Frontier Mid Cap Growth Portfolio (Class A)	47,115,951	6,492,940	(9,473,371)	1,693,558	6,346,082	52,175,160
Harris Oakmark International Portfolio (Class A)	424,847,183	47,310,232	(34,094,698)	(3,622,334)	60,507,140	494,947,523
Invesco Comstock Portfolio (Class A)	505,261,790	80,283,137	(54,494,347)	13,997,815	29,894,229	574,942,624
Invesco Global Equity Portfolio (Class A)	139,502,183	20,608,074	(25,412,284)	3,280,678	18,178,816	156,157,467
Invesco Small Cap Growth Portfolio (Class A)	198,481,951	36,028,610	(13,050,280)	(3,986,584)	16,569,109	234,042,806
Jennison Growth Portfolio (Class A)	470,133,848	76,770,118	(92,019,982)	16,264,105	51,242,209	522,390,298
JPMorgan Core Bond Portfolio (Class A)	203,051,494	4,869,887	(117,016,390)	1,601,585	4,769,563	97,276,139

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
JPMorgan Small Cap Value Portfolio (Class A)	$133,537,968	$17,345,527	$(3,675,943)	$(172,081)	$8,936,155	$155,971,626
Loomis Sayles Growth Portfolio (Class A) (formerly, ClearBridge Aggressive Growth Portfolio)	416,817,092	66,084,954	(44,876,354)	20,574,658	9,792,438	468,392,788
Loomis Sayles Small Cap Growth Portfolio (Class A)	112,711,869	20,670,116	(12,158,811)	1,658,882	7,359,399	130,241,455
MFS Research International Portfolio (Class A)	285,499,601	18,900,504	(48,711,737)	11,811,321	45,778,618	313,278,307
MFS Value Portfolio (Class A)	561,880,026	52,265,043	(96,001,940)	15,060,781	92,416,555	625,620,465
Morgan Stanley Discovery Portfolio (Class A)	23,038,433	6,139,434	(8,245,114)	3,695,272	886,093	25,514,118
Neuberger Berman Genesis Portfolio (Class A)	23,034,144	3,503,141	(3,656,178)	1,149,113	1,903,864	25,934,084
PIMCO Inflation Protected Bond Portfolio (Class A)	150,548,399	5,527,175	(15,380,254)	(2,349,585)	9,285,009	147,630,744
PIMCO Total Return Portfolio (Class A)	303,275,663	9,533,394	(37,142,127)	(597,974)	16,680,781	291,749,737
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	126,975,317	(1,482,864)	44,732	5,150,500	130,687,685
T. Rowe Price Large Cap Growth Portfolio (Class A)	402,312,232	66,661,175	(75,401,465)	2,196,360	47,937,797	443,706,099
T. Rowe Price Large Cap Value Portfolio (Class A)	492,938,379	73,883,874	(71,471,353)	16,895,719	35,245,313	547,491,932
T. Rowe Price Mid Cap Growth Portfolio (Class A)	94,826,970	16,581,665	(18,322,634)	2,038,507	9,162,845	104,287,353
T. Rowe Price Small Cap Growth Portfolio (Class A)	135,614,362	20,860,359	(22,486,762)	2,706,279	19,482,796	156,177,034
TCW Core Fixed Income Portfolio (Class A)	253,864,643	8,013,342	(54,265,571)	1,650,671	10,242,947	219,506,032
Van Eck Global Natural Resources Portfolio (Class A)	273,659,357	54,237,627	(1,297,182)	(386,298)	34,280,043	360,493,547
Wells Capital Management Mid Cap Value Portfolio (Class A)	93,426,350	3,791,269	(19,971,653)	(4,879,472)	31,976,234	104,342,728
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	199,666,910	9,973,819	(27,027,282)	(4,429,111)	21,839,797	200,024,133

	$9,399,649,883	$1,282,393,774	$(1,580,665,178)	$155,881,326	$1,047,476,092	$10,304,735,897

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2019
AB International Bond Portfolio (Class A)	$—	$—	14,037,843
Baillie Gifford International Stock Portfolio (Class A)	25,425,607	5,769,399	32,679,236
BlackRock Bond Income Portfolio (Class A)	—	10,356,511	2,476,596
BlackRock Capital Appreciation Portfolio (Class A)	53,620,396	705,160	7,862,080
BlackRock High Yield Portfolio (Class A)	—	3,037,873	6,438,092
Brighthouse Small Cap Value Portfolio (Class A)	15,085,443	2,058,134	11,579,968
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,408,858	11,533,064
Brighthouse/Artisan International Portfolio (Class A)	—	5,444,367	30,824,086
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	2,951,252	192,557	113,544
Brighthouse/Dimensional International Small Company Portfolio (Class A)	17,774,466	2,536,931	17,148,502
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,677,011	9,772,001
Brighthouse/Templeton International Bond Portfolio (Class A)	566,861	24,686,802	30,967,896
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	41,361,989	8,203,557	14,660,639
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	41,122,217	4,123,740	24,058,114
Clarion Global Real Estate Portfolio (Class A)	—	8,344,435	19,339,418
Frontier Mid Cap Growth Portfolio (Class A)	6,487,808	—	1,383,956
Harris Oakmark International Portfolio (Class A)	35,561,318	11,305,621	36,366,460
Invesco Comstock Portfolio (Class A)	66,958,753	13,295,193	40,546,024
Invesco Global Equity Portfolio (Class A)	18,992,412	1,607,389	6,707,795
Invesco Small Cap Growth Portfolio (Class A)	35,920,380	—	17,838,629
Jennison Growth Portfolio (Class A)	74,456,627	2,275,967	32,009,209
JPMorgan Core Bond Portfolio (Class A)	—	4,759,740	9,389,589
JPMorgan Small Cap Value Portfolio (Class A)	15,180,999	2,029,745	10,474,925
Loomis Sayles Growth Portfolio (Class A) (formerly, ClearBridge Aggressive Growth Portfolio)	61,245,414	4,823,264	27,327,467
Loomis Sayles Small Cap Growth Portfolio (Class A)	20,593,068	—	9,283,069
MFS Research International Portfolio (Class A)	14,020,557	4,879,947	24,042,848
MFS Value Portfolio (Class A)	40,469,798	11,786,209	38,054,773
Morgan Stanley Discovery Portfolio (Class A)	4,335,688	—	1,166,626
Neuberger Berman Genesis Portfolio (Class A)	3,441,837	59,678	1,249,835
PIMCO Inflation Protected Bond Portfolio (Class A)	—	5,421,167	14,748,326
PIMCO Total Return Portfolio (Class A)	—	9,293,290	24,312,478
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	—	12,590,336
T. Rowe Price Large Cap Growth Portfolio (Class A)	64,803,585	1,829,707	19,350,462
T. Rowe Price Large Cap Value Portfolio (Class A)	61,569,895	12,313,978	17,497,345

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2019
T. Rowe Price Mid Cap Growth Portfolio (Class A)	$16,297,494	$267,858	9,278,234
T. Rowe Price Small Cap Growth Portfolio (Class A)	20,768,827	72,324	6,392,838
TCW Core Fixed Income Portfolio (Class A)	—	7,833,086	20,965,237
Van Eck Global Natural Resources Portfolio (Class A)	—	2,096,203	41,966,653
Wells Capital Management Mid Cap Value Portfolio (Class A)	2,849,499	941,276	8,014,034
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	9,874,211	14,484,007

	$761,862,190	$189,311,188

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$9,669,126,025

Gross unrealized appreciation	830,536,031
Gross unrealized depreciation	(194,926,159)

Net unrealized appreciation (depreciation)	$635,609,872

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$176,829,938	$144,740,754	$1,015,879,246	$489,610,263	$1,192,709,184	$634,351,017

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$173,636,159	$890,393,551	$635,609,872	$—	$1,699,639,582

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 80 Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 80 Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives payments under plans adopted pursuant to Rule 12b-1 to support the provision of distribution and shareholder services of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data,

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of distribution and shareholder services activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed the Brighthouse AA 80 Narrow Index for the one-, three-, and five-year periods ended October 31, 2019. The Board also took into account that the Portfolio outperformed the Dow Jones Moderately Aggressive Index for the three-year period ended October 31, 2019, and underperformed the same benchmark for the one-year and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were equal to the Expense Group median and below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned 33.13%, 32.84%, 33.01%, and 32.92%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.47%.

MARKET ENVIRONMENT / CONDITIONS

Equities rallied in the final three months of 2019 in sharp contrast to the end of 2018. For the year, the rise in the Russell Midcap Growth Index (the “Index”) marked its best annual performance since 2013. Although significant economic and geopolitical uncertainty curbed earnings growth, a dramatic expansion of price-to-earnings multiples powered equities to record levels.

Entering 2019, concerns of rising interest rates, escalating trade wars and a sputtering global economy were front and center. As the year unfolded, all three fears subsided. Spurred by a worsening economic outlook, central banks embarked on a global synchronized campaign of monetary easing not seen since the Great Recession. The U.S. Federal Reserve reduced its target rate by 30% from 2.5% to 1.75%, contrary to the anticipated increase of 25 to 50 basis points. The yield on U.S. 10-year Treasury bonds fell by approximately the same magnitude, declining from 2.7% to 1.9%. On trade, the U.S. and China settled on a phase one deal wherein the U.S. agreed to suspend a planned 15% tariff on $160 billion of Chinese goods and to reduce tariffs on an additional $120 billion from 15% to 7.5%. In exchange, China promised to increase purchases of American products and services by at least $200 billion over the next two years. Finally, while the global economy remains weak, the most recent leading economic indicators as measured by Purchasing Managers Index (PMI) surveys seem to have stabilized. This trifecta of events led major indexes to new highs driven almost entirely by multiple expansion, exhibiting a stark reversal of the 2018 trend when equities declined despite earnings growth of approximately 20%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

During the one-year period, the Portfolio underperformed the Russell Midcap Growth Index. The relative underperformance was attributable almost entirely to negative sector allocation.

In reviewing allocation, the biggest detractor was the Portfolio’s overweight position in Health Care. Health Care, the fourth worst performing sector, was challenged by the Medicare-for-All rhetoric coming from some of the leading democratic presidential candidates. In addition, the Portfolio’s stock selection trailed that of the Index. The two most significant detractors were medical device companies ABIOMED and Merit Medical Systems. Each company reported disappointing organic sales growth and profitability metrics during the year leading the portfolio to exit both names. The next biggest detractor was the Portfolio’s underweight position in the top performing Information Technology (“IT”) sector. However, stock selection within the sector more than offset this drag. Leading both the Portfolio and the sector were the IT services and semiconductor industries. Within IT services, payment processor holdings such as Global Payments and Worldpay benefited from strong fundamentals and a robust mergers and acquisition environment. Within semiconductors, Lam Research and Advanced Micro Devices excelled as strength in their end markets and new product cycles led to results that positively surprised the market, as each holding advanced nearly 120% over the period. Finally, the Portfolio’s overweight in Materials hurt performance as trade tensions impacted the sector. As with IT, stock selection within the sector more than overcame that negative impact. Returns were led by specialty chemical company FMC Corporation, which experienced higher demand for its crop chemicals in Latin America as the company profited from its continued product and geographic diversification.

Overall, stock selection was moderately negative during the period. Despite Industrials being the Portfolio’s weakest sector for stock selection, the Portfolio’s investments returned a healthy 34% versus 38% for the Index. Beacon Roofing Supply, the largest distributor of roofing and other building products in North America, was the largest detractor in the sector. The company reported earnings that were below expectations due to unfavorable weather and increasing competition. We became concerned with their competitive position and management’s credibility and decided to exit the name after we determined the earnings power of the company was lower than we first thought. As previously noted, positive stock contributions came from the IT and Materials sectors.

At period-end, we continued to focus on owning companies that had multiple levers to grow both their earnings and cash flow, while trading at reasonable valuations relative to their growth prospects. The Portfolio remained overweight Financials, and Materials. In Financials, we saw opportunity in alternate asset managers, insurance brokers and banks that can capture spread based on deposit betas.

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

We remained underweight IT but continued to add to the portfolio’s weighting as we find more opportunities in IT service companies and semiconductors. The Portfolio was also underweight Consumer Staples where valuations remained elevated relative to growth.

Stephen M. Knightly

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	33.13	11.28	12.07
Class B	32.84	11.00	11.79
Class D	33.01	11.16	11.95
Class E	32.92	11.11	11.90
Russell Midcap Growth Index	35.47	11.61	14.24

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Aon plc	3.3
Global Payments, Inc.	2.6
Dollar General Corp.	2.5
Lam Research Corp.	2.5
IHS Markit, Ltd.	2.4
Cintas Corp.	2.3
L3Harris Technologies, Inc.	2.2
Waste Connections, Inc.	2.1
Microchip Technology, Inc.	2.0
Ball Corp.	2.0

Top Sectors

% of Net Assets
Information Technology	24.1
Industrials	18.8
Consumer Discretionary	14.8
Health Care	14.4
Financials	10.2
Materials	6.9
Communication Services	5.2
Real Estate	2.5
Energy	1.9

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.73%	$1,000.00	$1,070.10	$3.81
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$1,068.70	$5.11
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class D (a)	Actual	0.83%	$1,000.00	$1,069.40	$4.33
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E (a)	Actual	0.88%	$1,000.00	$1,069.30	$4.59
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
BWX Technologies, Inc. (a)	222,224	$13,795,666
L3Harris Technologies, Inc. (a)	134,190	26,552,175

		40,347,841

Airlines—0.9%
JetBlue Airways Corp. (a) (b)	582,022	10,895,452

Auto Components—0.9%
BorgWarner, Inc.	245,063	10,630,833

Banks—1.7%
Texas Capital Bancshares, Inc. (b)	124,627	7,075,075
Webster Financial Corp.	240,883	12,853,517

		19,928,592

Biotechnology—4.6%
BioMarin Pharmaceutical, Inc. (b)	130,916	11,068,948
Exact Sciences Corp. (a) (b)	96,598	8,933,383
Incyte Corp. (b)	144,974	12,659,130
Sage Therapeutics, Inc. (b)	74,028	5,344,081
Seattle Genetics, Inc. (b)	160,615	18,351,870

		56,357,412

Building Products—1.2%
Masco Corp.	127,984	6,141,952
Owens Corning	122,187	7,956,818

		14,098,770

Capital Markets—5.2%
KKR & Co., Inc. - Class A	750,449	21,890,597
LPL Financial Holdings, Inc.	89,519	8,258,128
Moody’s Corp.	79,344	18,837,059
Nasdaq, Inc.	132,938	14,237,660

		63,223,444

Chemicals—3.5%
FMC Corp.	225,867	22,546,044
Sherwin-Williams Co. (The)	34,861	20,342,788

		42,888,832

Commercial Services & Supplies—5.3%
Cintas Corp.	104,760	28,188,821
Stericycle, Inc. (a) (b)	178,852	11,412,546
Waste Connections, Inc.	277,781	25,219,737

		64,821,104

Construction & Engineering—1.9%
Jacobs Engineering Group, Inc.	127,667	11,468,327
Quanta Services, Inc.	295,851	12,044,094

		23,512,421

Construction Materials—1.4%
Vulcan Materials Co.	121,254	17,459,363

Containers & Packaging—2.0%
Ball Corp.	371,418	24,019,602

Diversified Consumer Services—0.6%
Bright Horizons Family Solutions, Inc. (b)	44,753	6,725,928

Electrical Equipment—1.2%
Rockwell Automation, Inc.	73,262	14,848,009

Electronic Equipment, Instruments & Components—1.3%
Amphenol Corp. - Class A	147,685	15,983,947

Entertainment—2.6%
Electronic Arts, Inc. (b)	113,427	12,194,537
Live Nation Entertainment, Inc. (a) (b)	272,341	19,464,211

		31,658,748

Equity Real Estate Investment Trusts—2.5%
Brixmor Property Group, Inc.	375,464	8,113,777
SBA Communications Corp.	89,737	21,625,720

		29,739,497

Health Care Equipment & Supplies—8.9%
Alcon, Inc. (b)	130,352	7,374,013
Align Technology, Inc. (b)	29,988	8,367,852
Cooper Cos., Inc. (The)	43,309	13,914,749
DexCom, Inc. (b)	25,237	5,520,341
Edwards Lifesciences Corp. (b)	38,279	8,930,108
IDEXX Laboratories, Inc. (b)	29,550	7,716,391
Insulet Corp. (a) (b)	49,221	8,426,635
ResMed, Inc.	70,723	10,959,943
STERIS plc	95,564	14,565,865
Teleflex, Inc.	58,257	21,930,265

		107,706,162

Hotels, Restaurants & Leisure—3.6%
Domino’s Pizza, Inc. (a)	34,506	10,137,172
Eldorado Resorts, Inc. (a) (b)	383,753	22,887,029
Yum! Brands, Inc.	102,845	10,359,577

		43,383,778

Industrial Conglomerates—0.5%
Roper Technologies, Inc. (a)	16,939	6,000,302

Insurance—3.3%
Aon plc	194,318	40,474,496

Interactive Media & Services—2.5%
IAC/InterActiveCorp (b)	34,609	8,621,448
Twitter, Inc. (b)	693,993	22,242,476

		30,863,924

IT Services—10.1%
Booz Allen Hamilton Holding Corp.	127,322	9,056,414
Genpact, Ltd.	412,592	17,399,005
Global Payments, Inc.	171,656	31,337,519

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
KBR, Inc.	674,562	$20,574,141
Leidos Holdings, Inc.	171,139	16,752,797
Square, Inc. - Class A (b)	185,885	11,628,965
WEX, Inc. (b)	75,339	15,780,507

		122,529,348

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.	73,400	6,261,754
Illumina, Inc. (b)	14,688	4,872,597

		11,134,351

Marine—0.9%
Kirby Corp. (a) (b)	124,301	11,128,668

Multiline Retail—2.5%
Dollar General Corp.	196,208	30,604,524

Oil, Gas & Consumable Fuels—1.9%
Concho Resources, Inc.	116,101	10,166,964
Noble Energy, Inc.	533,208	13,244,887

		23,411,851

Professional Services—2.4%
IHS Markit, Ltd. (b)	390,391	29,415,962

Road & Rail—1.2%
Knight-Swift Transportation Holdings, Inc. (a)	388,152	13,911,368

Semiconductors & Semiconductor Equipment—8.6%
Advanced Micro Devices, Inc. (b)	434,364	19,919,933
KLA Corp.	44,426	7,915,381
Lam Research Corp.	104,046	30,423,050
Marvell Technology Group, Ltd. (a)	440,720	11,705,523
Microchip Technology, Inc. (a)	235,997	24,713,606
Monolithic Power Systems, Inc.	54,949	9,782,021

		104,459,514

Software—4.1%
Autodesk, Inc. (b)	49,369	9,057,237
Guidewire Software, Inc. (a) (b)	61,983	6,803,874
Medallia, Inc. (a) (b)	257,422	8,008,398
Splunk, Inc. (b)	79,550	11,914,204
SS&C Technologies Holdings, Inc.	234,468	14,396,335

		50,180,048

Specialty Retail—5.7%
Advance Auto Parts, Inc.	47,920	7,674,867
Burlington Stores, Inc. (b)	54,869	12,511,778
Carvana Co. (a) (b)	51,306	4,722,717
Floor & Decor Holdings, Inc. - Class A (a) (b)	186,448	9,473,423
O’Reilly Automotive, Inc. (b)	52,932	23,197,979
Ross Stores, Inc.	103,931	12,099,647

		69,680,411

Textiles, Apparel & Luxury Goods—1.6%
Capri Holdings, Ltd. (a) (b)	293,036	11,179,324
Under Armour, Inc. - Class A (a) (b)	373,852	8,075,203

		19,254,527

Total Common Stocks (Cost $918,249,625)		1,201,279,029

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $14,089,275; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $14,370,800.	14,088,806	14,088,806

Total Short-Term Investments (Cost $14,088,806)		14,088,806

Securities Lending Reinvestments (c)—12.8%

Certificates of Deposit—8.2%
Agricultural Bank of China 2.250%, 01/24/20	5,000,000	5,000,005
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (d)	2,000,000	1,999,910
1.790%, SOFR + 0.250%, 07/10/20 (d)	1,000,000	1,000,926
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	2,000,000	1,999,994
1.930%, FEDEFF PRV + 0.380%, 09/09/20 (d)	1,000,000	999,997
1.950%, SOFR + 0.410%, 10/02/20 (d)	2,000,000	1,999,998
Bank of Nova Scotia 2.182%, 3M LIBOR + 0.170%, 01/09/20 (d)	3,000,000	3,000,201
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (d)	4,000,000	3,999,760
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (d)	2,000,000	2,001,064
Canadian Imperial Bank of Commerce 1.810%, FEDEFF PRV + 0.260%, 06/10/20 (d)	2,997,557	3,000,630
China Construction Bank Corp.
2.300%, 01/21/20	2,000,000	2,000,328
2.350%, 01/02/20	3,000,000	3,000,069
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	3,000,000	3,000,090
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	5,000,000	5,000,280
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	2,000,000	1,999,994
Credit Industriel et Commercial
1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	2,000,000	1,999,988
1.864%, 1M LIBOR + 0.160%, 03/05/20 (d)	4,000,000	3,999,816
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (d)	2,000,000	1,999,994
Credit Suisse AG 2.020%, SOFR + 0.480%, 10/06/20 (d)	5,000,000	5,003,470
DNB Bank ASA 2.020%, 03/10/20	1,000,000	1,000,092

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
DZ Bank AG
Zero Coupon, 01/21/20	2,984,015	$2,996,970
Zero Coupon, 03/17/20	4,452,046	4,481,190
Industrial & Commercial Bank of China, Corp. 2.320%, 01/07/20	3,000,000	3,000,135
KBC Bank NV Zero Coupon, 02/28/20	993,455	997,230
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	3,000,000	2,999,952
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (d)	1,000,000	999,950
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (d)	5,000,000	5,000,250
Sumitomo Mitsui Banking Corp. 1.950%, 04/22/20	2,000,000	2,000,016
Sumitomo Mitsui Trust Bank, Ltd.
1.940%, 04/17/20	2,000,000	1,999,956
1.970%, 04/17/20	2,000,000	2,000,132
Toronto-Dominion Bank
1.874%, 1M LIBOR + 0.180%, 06/03/20 (d)	3,000,000	3,000,158
1.900%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,000,000	1,999,172
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (d)	7,000,000	7,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	5,000,000	4,999,986

		99,478,923

Commercial Paper—1.5%
China Construction Bank Corp. 2.300%, 01/17/20	2,982,367	2,997,120
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	5,000,000	4,999,935
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	7,000,000	7,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (d)	2,999,769	2,999,355

		17,996,410

Repurchase Agreements—2.9%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $1,507,628; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $12,568,681; collateralized by various Common Stock with an aggregate market value of $13,751,645.	12,500,000	12,500,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $6,011,025; collateralized by various Common Stock with an aggregate market value of $6,600,001.	6,000,000	6,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $800,076; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $816,000.	800,000	800,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $700,107; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $714,006.	700,000	700,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $300,046; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,200,336; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $2,244,007.	2,200,000	2,200,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $718,726; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $733,038.	718,665	718,665
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $5,000,472; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $5,551,113.	5,000,000	5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $750,071; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $816,667.	750,000	750,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $5,000,469; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $5,521,866.	5,000,000	5,000,000

		35,468,665

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	$1,000,000

Mutual Fund—0.1%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $154,934,403)		154,943,998

Total Investments—112.7% (Cost $1,087,272,834)		1,370,311,833
Other assets and liabilities (net)—(12.7)%		(154,393,576)

Net Assets—100.0%		$1,215,918,257

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $151,742,668 and the collateral received consisted of cash in the amount of $154,867,154. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,201,279,029	$—	$—	$1,201,279,029
Total Short-Term Investment*	—	14,088,806	—	14,088,806
Securities Lending Reinvestments
Certificates of Deposit	—	99,478,923	—	99,478,923
Commercial Paper	—	17,996,410	—	17,996,410
Repurchase Agreements	—	35,468,665	—	35,468,665
Time Deposit	—	1,000,000	—	1,000,000
Mutual Fund	1,000,000	—	—	1,000,000
Total Securities Lending Reinvestments	1,000,000	153,943,998	—	154,943,998
Total Investments	$1,202,279,029	$168,032,804	$—	$1,370,311,833

Collateral for Securities Loaned (Liability)	—	$(154,867,154)	$—	$(154,867,154)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,370,311,833
Receivable for:
Investments sold	10,010,274
Fund shares sold	20,428
Dividends and interest	322,368
Prepaid expenses	3,419

Total Assets	1,380,668,322
Liabilities
Collateral for securities loaned	154,867,154
Payables for:
Investments purchased	8,224,567
Fund shares redeemed	571,901
Accrued Expenses:
Management fees	707,645
Distribution and service fees	43,263
Deferred trustees’ fees	168,039
Other expenses	167,496

Total Liabilities	164,750,065

Net Assets	$1,215,918,257

Net Assets Consist of:
Paid in surplus	$800,820,980
Distributable earnings (Accumulated losses)	415,097,277

Net Assets	$1,215,918,257

Net Assets
Class A	$955,715,551
Class B	164,600,954
Class D	85,583,038
Class E	10,018,714
Capital Shares Outstanding*
Class A	25,352,359
Class B	4,990,100
Class D	2,333,300
Class E	275,249
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$37.70
Class B	32.99
Class D	36.68
Class E	36.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,087,272,834.
(b)	Includes securities loaned at value of $151,742,668.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$7,312,775
Interest	145,182
Securities lending income	767,121

Total investment income	8,225,078
Expenses
Management fees	8,380,930
Administration fees	53,850
Custodian and accounting fees	73,430
Distribution and service fees—Class B	405,235
Distribution and service fees—Class D	84,196
Distribution and service fees—Class E	14,310
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	145,344
Insurance	7,939
Miscellaneous	16,379

Total expenses	9,329,782
Less management fee waiver	(251,684)
Less broker commission recapture	(82,903)

Net expenses	8,995,195

Net Investment Loss	(770,117)

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	132,538,208
Foreign currency transactions	(405)

Net realized gain	132,537,803

Net change in unrealized appreciation on investments	194,617,631

Net realized and unrealized gain	327,155,434

Net Increase in Net Assets From Operations	$326,385,317

(a)	Net of foreign withholding taxes of $33,532.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(770,117)	$(1,449,052)
Net realized gain	132,537,803	154,602,758
Net change in unrealized appreciation (depreciation)	194,617,631	(208,699,364)

Increase (decrease) in net assets from operations	326,385,317	(55,545,658)

From Distributions to Shareholders
Class A	(117,619,780)	(100,990,172)
Class B	(23,262,664)	(20,876,824)
Class D	(11,085,496)	(9,718,488)
Class E	(1,262,028)	(1,120,838)

Total distributions	(153,229,968)	(132,706,322)

Increase (decrease) in net assets from capital share transactions	16,357,704	(16,894,825)

Total increase (decrease) in net assets	189,513,053	(205,146,805)

Net Assets
Beginning of period	1,026,405,204	1,231,552,009

End of period	$1,215,918,257	$1,026,405,204

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	120,236	$4,338,786	129,276	$4,707,976
Reinvestments	3,403,350	117,619,780	2,724,310	100,990,172
Redemptions	(2,796,821)	(102,793,535)	(2,939,192)	(112,278,708)

Net increase (decrease)	726,765	$19,165,031	(85,606)	$(6,580,560)

Class B
Sales	277,800	$9,010,757	211,910	$6,928,761
Reinvestments	768,252	23,262,664	629,768	20,876,824
Redemptions	(1,056,726)	(34,523,751)	(1,061,625)	(36,085,641)

Net decrease	(10,674)	$(2,250,330)	(219,947)	$(8,280,056)

Class D
Sales	91,889	$3,347,094	93,499	$3,486,570
Reinvestments	329,533	11,085,496	268,096	9,718,488
Redemptions	(429,280)	(15,389,230)	(396,539)	(14,656,325)

Net decrease	(7,858)	$(956,640)	(34,944)	$(1,451,267)

Class E
Sales	12,627	$452,401	5,863	$209,812
Reinvestments	37,797	1,262,028	31,100	1,120,838
Redemptions	(36,987)	(1,314,786)	(52,135)	(1,913,592)

Net increase (decrease)	13,437	$399,643	(15,172)	$(582,942)

Increase (decrease) derived from capital shares transactions		$16,357,704		$(16,894,825)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$32.45	$38.43	$31.41	$33.70		$37.28

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01)	(0.03)	(0.02)	(0.00	)(b)(c)	(0.03)
Net realized and unrealized gain (loss)	10.30	(1.60)	7.88	1.63		1.51

Total income (loss) from investment operations	10.29	(1.63)	7.86	1.63		1.48

Less Distributions
Distributions from net realized capital gains	(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Total distributions	(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Net Asset Value, End of Period	$37.70	$32.45	$38.43	$31.41		$33.70

Total Return (%) (d)	33.13	(5.64)	25.26	5.40		2.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.75		0.74
Net ratio of expenses to average net assets (%) (e)	0.73	0.73	0.73	0.73		0.73
Ratio of net investment loss to average net assets (%)	(0.02)	(0.08)	(0.06)	(0.00	)(b)(f)	(0.09)
Portfolio turnover rate (%)	60	44	31	40		60
Net assets, end of period (in millions)	$955.7	$799.0	$949.7	$863.5		$878.5

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$28.97	$34.83	$28.61	$31.11		$34.85

Income (Loss) from Investment Operations
Net investment loss (a)	(0.09)	(0.11)	(0.10)	(0.07	)(b)	(0.12)
Net realized and unrealized gain (loss)	9.15	(1.40)	7.16	1.49		1.44

Total income (loss) from investment operations	9.06	(1.51)	7.06	1.42		1.32

Less Distributions
Distributions from net realized capital gains	(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Total distributions	(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Net Asset Value, End of Period	$32.99	$28.97	$34.83	$28.61		$31.11

Total Return (%) (d)	32.84	(5.90)	24.93	5.16		2.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.00	1.00		0.99
Net ratio of expenses to average net assets (%) (e)	0.98	0.98	0.98	0.98		0.98
Ratio of net investment loss to average net assets (%)	(0.27)	(0.33)	(0.31)	(0.25	)(b)	(0.35)
Portfolio turnover rate (%)	60	44	31	40		60
Net assets, end of period (in millions)	$164.6	$144.9	$181.9	$167.7		$181.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$31.71	$37.69	$30.85	$33.20		$36.83

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)	(0.06)	(0.06)	(0.03	)(b)	(0.07)
Net realized and unrealized gain (loss)	10.05	(1.57)	7.74	1.60		1.50

Total income (loss) from investment operations	10.01	(1.63)	7.68	1.57		1.43

Less Distributions
Distributions from net realized capital gains	(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Total distributions	(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Net Asset Value, End of Period	$36.68	$31.71	$37.69	$30.85		$33.20

Total Return (%) (d)	33.01	(5.76)	25.14	5.29		2.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.85		0.84
Net ratio of expenses to average net assets (%) (e)	0.83	0.83	0.83	0.83		0.83
Ratio of net investment loss to average net assets (%)	(0.12)	(0.18)	(0.16)	(0.10	)(b)	(0.20)
Portfolio turnover rate (%)	60	44	31	40		60
Net assets, end of period (in millions)	$85.6	$74.2	$89.6	$82.3		$89.8

	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$31.52	$37.50	$30.71	$33.08		$36.73

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)	(0.08)	(0.07)	(0.05	)(b)	(0.09)
Net realized and unrealized gain (loss)	9.98	(1.55)	7.70	1.60		1.50

Total income (loss) from investment operations	9.92	(1.63)	7.63	1.55		1.41

Less Distributions
Distributions from net realized capital gains	(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Total distributions	(5.04)	(4.35)	(0.84)	(3.92)		(5.06)

Net Asset Value, End of Period	$36.40	$31.52	$37.50	$30.71		$33.08

Total Return (%) (d)	32.92	(5.79)	25.09	5.25		2.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.90	0.90		0.89
Net ratio of expenses to average net assets (%) (e)	0.88	0.88	0.88	0.88		0.88
Ratio of net investment loss to average net assets (%)	(0.17)	(0.23)	(0.21)	(0.15	)(b)	(0.25)
Portfolio turnover rate (%)	60	44	31	40		60
Net assets, end of period (in millions)	$10.0	$8.3	$10.4	$9.4		$10.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $14,088,806. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $35,468,665. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$689,671,137	$0	$827,465,721

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$8,380,930	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $150 million

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,087,687,679

Gross unrealized appreciation	298,601,706
Gross unrealized depreciation	(15,977,552)

Net unrealized appreciation (depreciation)	$282,624,154

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$5,968,761	$1,005,813	$147,261,207	$131,700,509	$153,229,968	$132,706,322

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$—	$132,641,162	$282,624,154	$—	$415,265,316

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontier Mid Cap Growth Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Frontier Mid Cap Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-22

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-23

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Jennison Growth Portfolio returned 32.83%, 32.49%, and 32.56%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 36.39%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity markets were highly volatile in 2019, unsettled by U.S.-China trade discord; softening economic growth in the U.S., Europe, and China; and geopolitical uncertainty. Companies across sectors cited trade tensions as the source of heightened caution in planning and investing. The U.S. political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Trump proceeded, and the 2020 election cycle ramped up. U.S. economic activity showed signs of tempering, with job growth and business activity moderating. Modest wage gains and positive consumption indicated a still-healthy consumer. Markets responded favorably as the U.S. Federal Reserve pivoted on monetary policy, lowering the federal funds rate three times in the period to 1.50%-1.75% at the end of the year.

Every sector in the Russell 1000 Growth Index (the “Index”) rose in 2019, but only Information Technology (“IT”) outperformed the overall benchmark. Communication Services and Financials performed essentially in line with the Index; Energy and Health Care lagged the most.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index over the one-year period ended December 31, 2019. Broadly speaking, the relative underperformance was mainly driven by stock selection.

Stock selection in IT was the largest relative detractor, although an overweight allocation to the sector overall had a slight positive impact. Within the sector, Portfolio holdings rose significantly but lagged the benchmark sector, which posted a remarkable 52% gain in the year. The advances of several holdings in the Portfolio—Apple, Nvidia, MasterCard, ServiceNow, and Microsoft—surpassed the benchmark sector’s gain, but positions with otherwise noteworthy 40%-plus gains—Adobe, Visa, and Splunk—or nearly 30% advances—Broadcom and PayPal—did not keep up with the sector. The fundamental strength of Apple reflects the proliferation of the iOS platform across the global mobile phone and personal device landscape. With its huge installed base, Apple has benefited from rapid growth in service business subscriptions, which are a key source of recurring revenue. Payments companies continued to benefit from the long-term shift from cash to electronic credit and debit transactions; MasterCard and Visa have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Microsoft and Adobe offer mission-critical cloud-based applications and services that are creating fundamental changes in the way businesses operate. Nvidia is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high-value-added solutions.

Communications Services positions likewise rose strongly but not enough to keep pace with the sector in the Index; even Alphabet’s 29% advance for the year lagged. Facebook rose 57% in the year, as advertisers continued to seek the reach and targeting Facebook and Instagram provide, despite ongoing concern about data privacy.

In Industrials, Boeing was hurt by the grounding and production suspension of the 737 Max 8 jet. The recertification process is taking longer than anticipated, but once the issues are resolved, we believe that Boeing’s strong brand, market position, long-term order backlog, and balance sheet will likely come to the fore.

Consumer Discretionary positions were strong positive contributors to absolute and relative performance. Alibaba, one of the world’s largest e-commerce companies, has benefited from significant revenue synergies of its various segments, laying the groundwork for strong, durable top-line growth. Lululemon Athletica’s new products, integrated marketing, and online sales momentum combined with a high-end customer base and athleisure fashion trends have driven strong customer traffic, sales conversion, and comparable store sales. Nike has generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand. Growth opportunities include e-commerce and innovation in apparel and manufacturing technology.

Stock selection was likewise beneficial in Consumer Staples, where Estée Lauder has enhanced its strong brand portfolio in the fast-growing luxury beauty care market with complementary acquisitions and subsequent brand development. Costco Wholesale’s consistent stream of membership fee income allows for low prices and broad product selection, which lead to high inventory turnover.

In Financials, S&P Global has benefited from secular trends such as debt market development abroad, disintermediation of securities markets, and passive investing. We believe that S&P’s financial services and business information businesses have solid fundamentals, significant barriers to entry, substantial recurring revenue, and attractive long-term growth opportunities.

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over short and longer terms, projecting how markets, industries, and businesses will change over time. With this perspective, we build the Portfolio through individual stock selection, based on individual company fundamentals. Sector weights over the course of 2019 were largely stable, with the weight in IT increasing, and allocations to Communication Services, Health Care, and Financials decreasing slightly. As of December 31, 2019,

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

and relative to the Index, the Portfolio was overweight Consumer Discretionary and underweight Industrials and Health Care.

Kathleen A. McCarragher

Spiros Segalas

Michael A. Del Balso

Blair Boyer

Natasha Kuhlkin

Rebecca Irwin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	32.83	15.23	14.70
Class B	32.49	14.94	14.42
Class E	32.56	15.05	14.52
Russell 1000 Growth Index	36.39	14.63	15.22

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Microsoft Corp.	6.4
Amazon.com, Inc.	5.7
MasterCard, Inc. - Class A	4.5
Apple, Inc.	4.3
Salesforce.com, Inc.	3.7
Visa, Inc. - Class A	3.7
Alibaba Group Holding, Ltd. (ADR)	3.4
Netflix, Inc.	3.3
Facebook, Inc. - Class A	3.0
Adobe, Inc.	2.8

Top Sectors

% of Net Assets
Information Technology	40.1
Consumer Discretionary	21.9
Communication Services	12.9
Health Care	11.5
Industrials	6.1
Consumer Staples	4.0
Financials	1.7
Real Estate	1.4

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.54%	$1,000.00	$1,097.50	$2.85
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,096.00	$4.17
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,096.30	$3.65
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.5%
Airbus SE	202,581	$29,722,218
Boeing Co. (The)	165,118	53,788,840
Safran S.A.	279,614	43,344,184

		126,855,242

Automobiles—2.6%
Tesla, Inc. (a) (b)	174,495	72,996,493

Banks—0.6%
JPMorgan Chase & Co.	117,256	16,345,486

Biotechnology—2.4%
Alexion Pharmaceuticals, Inc. (a)	124,507	13,465,432
BioMarin Pharmaceutical, Inc. (a) (b)	179,807	15,202,682
Exact Sciences Corp. (a) (b)	121,961	11,278,953
Vertex Pharmaceuticals, Inc. (a)	125,686	27,518,950

		67,466,017

Capital Markets—1.1%
S&P Global, Inc.	109,892	30,006,011

Entertainment—4.5%
Netflix, Inc. (a)	288,656	93,400,422
Walt Disney Co. (The)	227,543	32,909,544

		126,309,966

Equity Real Estate Investment Trusts—1.4%
American Tower Corp.	103,510	23,788,668
Crown Castle International Corp.	100,644	14,306,545

		38,095,213

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	205,110	60,285,931

Health Care Equipment & Supplies—4.8%
Boston Scientific Corp. (a)	312,768	14,143,369
Danaher Corp.	204,277	31,352,434
DexCom, Inc. (a)	89,780	19,638,477
Edwards Lifesciences Corp. (a)	117,790	27,479,229
Intuitive Surgical, Inc. (a)	72,720	42,988,428

		135,601,937

Hotels, Restaurants & Leisure—1.7%
Chipotle Mexican Grill, Inc. (a)	39,355	32,944,464
Marriott International, Inc. - Class A	99,563	15,076,825

		48,021,289

Interactive Media & Services—8.4%
Alphabet, Inc. - Class A (a)	56,805	76,084,049
Alphabet, Inc. - Class C (a)	56,800	75,942,736
Facebook, Inc. - Class A (a)	410,090	84,170,973

		236,197,758

Internet & Direct Marketing Retail—9.1%
Alibaba Group Holding, Ltd. (ADR) (a)	450,265	95,501,207
Amazon.com, Inc. (a)	86,874	160,529,252

		256,030,459

IT Services—13.7%
Adyen NV (a)	32,574	26,803,615
FleetCor Technologies, Inc. (a)	127,207	36,599,998
MasterCard, Inc. - Class A	423,210	126,366,274
PayPal Holdings, Inc. (a)	367,510	39,753,557
Shopify, Inc. - Class A (a)	74,637	29,674,178
Square, Inc. - Class A (a) (b)	212,634	13,302,383
Twilio, Inc. - Class A (a) (b)	83,925	8,248,149
Visa, Inc. - Class A (b)	549,639	103,277,168

		384,025,322

Life Sciences Tools & Services—1.7%
Illumina, Inc. (a) (b)	143,653	47,655,446

Personal Products—1.9%
Estee Lauder Cos., Inc. (The) - Class A	254,326	52,528,492

Pharmaceuticals—2.6%
AstraZeneca plc (ADR)	1,021,447	50,929,348
Eli Lilly & Co.	102,135	13,423,603
Novartis AG (ADR)	88,242	8,355,635

		72,708,586

Road & Rail—1.6%
Uber Technologies, Inc. (a)	428,102	12,731,754
Union Pacific Corp.	177,956	32,172,665

		44,904,419

Semiconductors & Semiconductor Equipment—3.8%
Broadcom, Inc.	107,175	33,869,443
NVIDIA Corp.	237,114	55,792,924
QUALCOMM, Inc.	182,955	16,142,120

		105,804,487

Software—18.3%
Adobe, Inc. (a)	238,054	78,512,590
Coupa Software, Inc. (a) (b)	81,253	11,883,251
Microsoft Corp.	1,142,746	180,211,044
Salesforce.com, Inc. (a)	640,447	104,162,300
SAP SE (ADR)	186,076	24,932,323
ServiceNow, Inc. (a) (b)	109,451	30,900,206
Splunk, Inc. (a)	258,029	38,645,004
Workday, Inc. - Class A (a)	258,989	42,590,741

		511,837,459

Specialty Retail—1.2%
Home Depot, Inc. (The)	153,322	33,482,458

Technology Hardware, Storage & Peripherals—4.3%
Apple, Inc.	409,542	120,262,008

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.6% of Net Assets—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—7.2%
adidas AG	108,603	$35,296,723
Kering S.A.	77,663	51,162,165
lululemon athletica, Inc. (a)	212,707	49,277,831
NIKE, Inc. - Class B	662,869	67,155,258

		202,891,977

Total Common Stocks (Cost $1,594,251,415)		2,790,312,456

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $12,790,488; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $13,048,089.	12,790,062	12,790,062

Total Short-Term Investments (Cost $12,790,062)		12,790,062

Securities Lending Reinvestments (c)—8.4%

Certificates of Deposit—4.3%
Agricultural Bank of China 2.250%, 01/24/20	2,000,000	2,000,002
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	3,000,000	2,999,559
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	7,000,000	6,999,377
2.182%, 3M LIBOR + 0.170%, 01/09/20 (d)	5,000,000	5,000,335
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (d)	4,000,000	3,999,760
Chiba Bank, Ltd.
1.980%, 01/24/20	2,000,000	2,000,010
2.000%, 01/14/20	2,000,000	2,000,020
China Construction Bank Corp.
2.300%, 01/21/20	2,000,000	2,000,328
2.300%, 01/23/20	1,000,000	1,000,181
2.350%, 01/02/20	2,000,000	2,000,046
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	5,000,000	5,000,150
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	10,000,000	10,000,560
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	1,000,000	999,997
Credit Industriel et Commercial
Zero Coupon, 05/07/20	3,961,745	3,973,120
1.864%, 1M LIBOR + 0.160%, 03/05/20 (d)	4,000,000	3,999,816
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (d)	1,000,000	999,997
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (d)	2,000,000	2,001,018
2.020%, SOFR + 0.480%, 10/06/20 (d)	2,000,000	2,001,388

Certificates of Deposit—(Continued)
DZ Bank AG
Zero Coupon, 01/21/20	3,978,686	3,995,960
Zero Coupon, 03/10/20	989,594	996,200
KBC Bank NV Zero Coupon, 02/28/20	1,986,911	1,994,460
Mitsubishi UFJ Trust and Banking Corp. 1.965%, 1M LIBOR + 0.180%, 01/23/20 (d)	4,000,000	4,000,084
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	2,000,000	1,999,968
Norinchukin Bank, New York 2.200%, 01/16/20	4,036,935	4,000,820
Royal Bank of Canada New York 1.830%, SOFR + 0.290%, 07/16/20 (d)	6,000,000	5,998,350
Societe Generale 1.900%, FEDEFF PRV + 0.350%, 06/19/20 (d)	4,000,000	3,998,484
Standard Chartered Bank 1.950%, FEDEFF PRV + 0.400%, 03/13/20 (d)	2,000,000	1,999,996
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (d)	7,000,000	7,000,308
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (d)	3,000,000	2,999,841
2.005%, 1M LIBOR + 0.220%, 07/22/20 (d)	4,000,000	4,000,504
Toronto-Dominion Bank
1.874%, 1M LIBOR + 0.180%, 06/03/20 (d)	5,000,000	5,000,263
1.900%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,000,000	1,999,172
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (d)	3,000,000	3,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	10,000,000	9,999,973

		121,960,047

Commercial Paper—1.0%
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,999,025	1,999,814
Mont Blanc Capital, Corp. 2.020%, 03/19/20	2,984,345	2,987,100
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (d)	5,000,000	5,000,000
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	6,000,000	5,999,922
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	7,000,000	7,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (d)	3,999,692	3,999,140

		26,985,976

Repurchase Agreements—1.5%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $4,522,885; collateralized by various Common Stock with an aggregate market value of $4,950,000.	4,500,000	4,500,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $15,082,417; collateralized by various Common Stock with an aggregate market value of $16,501,974.	15,000,000	$15,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $8,014,700; collateralized by various Common Stock with an aggregate market value of $8,800,002.	8,000,000	8,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,500,236; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $2,550,001.	2,500,000	2,500,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,200,336; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $2,244,018.	2,200,000	2,200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,100,168; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $1,122,001.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $6,701,024; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $6,834,023.	6,700,000	6,700,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $535,099; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $545,755.	535,054	535,054
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,400,132; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,554,312.	1,400,000	1,400,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $400,038; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $435,556.	400,000	400,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		43,335,054

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 01/02/20	2,000,000	2,000,000

Mutual Funds—1.5%
Fidelity Government Portfolio, Institutional Class 1.530% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	15,000,000	15,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	9,000,000	9,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (e)	12,000,000	12,000,000

		41,000,000

Total Securities Lending Reinvestments (Cost $235,281,271)		235,281,077

Total Investments—108.5% (Cost $1,842,322,748)		3,038,383,595
Other assets and liabilities (net)—(8.5)%		(237,768,524)

Net Assets—100.0%		$2,800,615,071

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $231,270,205 and the collateral received consisted of cash in the amount of $235,271,987. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2019

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviation

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$53,788,840	$73,066,402	$—	$126,855,242
Automobiles	72,996,493	—	—	72,996,493
Banks	16,345,486	—	—	16,345,486
Biotechnology	67,466,017	—	—	67,466,017
Capital Markets	30,006,011	—	—	30,006,011
Entertainment	126,309,966	—	—	126,309,966
Equity Real Estate Investment Trusts	38,095,213	—	—	38,095,213
Food & Staples Retailing	60,285,931	—	—	60,285,931
Health Care Equipment & Supplies	135,601,937	—	—	135,601,937
Hotels, Restaurants & Leisure	48,021,289	—	—	48,021,289
Interactive Media & Services	236,197,758	—	—	236,197,758
Internet & Direct Marketing Retail	256,030,459	—	—	256,030,459
IT Services	357,221,707	26,803,615	—	384,025,322
Life Sciences Tools & Services	47,655,446	—	—	47,655,446
Personal Products	52,528,492	—	—	52,528,492
Pharmaceuticals	72,708,586	—	—	72,708,586
Road & Rail	44,904,419	—	—	44,904,419
Semiconductors & Semiconductor Equipment	105,804,487	—	—	105,804,487
Software	511,837,459	—	—	511,837,459
Specialty Retail	33,482,458	—	—	33,482,458
Technology Hardware, Storage & Peripherals	120,262,008	—	—	120,262,008
Textiles, Apparel & Luxury Goods	116,433,089	86,458,888	—	202,891,977
Total Common Stocks	2,603,983,551	186,328,905	—	2,790,312,456
Total Short-Term Investment*	—	12,790,062	—	12,790,062
Securities Lending Reinvestments
Certificates of Deposit	—	121,960,047	—	121,960,047
Commercial Paper	—	26,985,976	—	26,985,976
Repurchase Agreements	—	43,335,054	—	43,335,054
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	41,000,000	—	—	41,000,000
Total Securities Lending Reinvestments	41,000,000	194,281,077	—	235,281,077
Total Investments	$2,644,983,551	$393,400,044	$—	$3,038,383,595

Collateral for Securities Loaned (Liability)	$—	$(235,271,987)	$—	$(235,271,987)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$3,038,383,595
Receivable for:
Fund shares sold	208,962
Dividends and interest	744,466
Prepaid expenses	7,647

Total Assets	3,039,344,670
Liabilities
Collateral for securities loaned	235,271,987
Payables for:
Fund shares redeemed	1,628,258
Accrued Expenses:
Management fees	1,222,934
Distribution and service fees	195,792
Deferred trustees’ fees	189,852
Other expenses	220,776

Total Liabilities	238,729,599

Net Assets	$2,800,615,071

Net Assets Consist of:
Paid in surplus	$1,277,095,674
Distributable earnings (Accumulated losses)	1,523,519,397

Net Assets	$2,800,615,071

Net Assets
Class A	$1,864,699,975
Class B	921,535,010
Class E	14,380,086
Capital Shares Outstanding*
Class A	114,290,572
Class B	57,679,067
Class E	889,142
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.32
Class B	15.98
Class E	16.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,842,322,748.
(b)	Includes securities loaned at value of $231,270,205.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$19,958,173
Interest	131,952
Securities lending income	1,183,283

Total investment income	21,273,408
Expenses
Management fees	16,138,495
Administration fees	103,267
Custodian and accounting fees	163,373
Distribution and service fees—Class B	2,207,077
Distribution and service fees—Class E	20,926
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	129,883
Insurance	18,517
Miscellaneous	25,994

Total expenses	18,955,701
Less management fee waiver	(2,151,054)
Less broker commission recapture	(58,294)

Net expenses	16,746,353

Net Investment Income	4,527,055

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	327,857,950
Foreign currency transactions	(20,095)

Net realized gain	327,837,855

Net change in unrealized appreciation (depreciation) on:
Investments	420,366,640
Foreign currency transactions	(1,243)

Net change in unrealized appreciation	420,365,397

Net realized and unrealized gain	748,203,252

Net Increase in Net Assets From Operations	$752,730,307

(a)	Net of foreign withholding taxes of $272,363.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,527,055	$10,147,286
Net realized gain	327,837,855	395,760,613
Net change in unrealized appreciation (depreciation)	420,365,397	(347,682,082)

Increase in net assets from operations	752,730,307	58,225,817

From Distributions to Shareholders
Class A	(271,532,403)	(285,901,316)
Class B	(133,770,624)	(135,875,410)
Class E	(2,118,834)	(2,173,787)

Total distributions	(407,421,861)	(423,950,513)

Increase (decrease) in net assets from capital share transactions	28,627,878	(94,200,687)

Total increase (decrease) in net assets	373,936,324	(459,925,383)

Net Assets
Beginning of period	2,426,678,747	2,886,604,130

End of period	$2,800,615,071	$2,426,678,747

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	2,612,146	$40,837,376	3,754,595	$63,688,868
Reinvestments	18,843,331	271,532,403	17,099,361	285,901,316
Redemptions	(19,248,796)	(306,166,959)	(26,652,343)	(471,395,522)

Net increase (decrease)	2,206,681	$6,202,820	(5,798,387)	$(121,805,338)

Class B
Sales	3,042,544	$46,693,277	4,409,354	$72,845,490
Reinvestments	9,467,136	133,770,624	8,264,927	135,875,410
Redemptions	(10,198,513)	(158,378,491)	(10,768,477)	(181,998,176)

Net increase	2,311,167	$22,085,410	1,905,804	$26,722,724

Class E
Sales	123,375	$1,971,150	238,032	$4,078,585
Reinvestments	148,170	2,118,834	130,951	2,173,787
Redemptions	(239,984)	(3,750,336)	(320,539)	(5,370,445)

Net increase	31,561	$339,648	48,444	$881,927

Increase (decrease) derived from capital shares transactions		$28,627,878		$(94,200,687)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$14.50	$16.85	$13.25	$15.30		$16.23

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.07	0.06	0.05		0.04
Net realized and unrealized gain (loss)	4.38	0.35	4.71	(0.16)		1.67

Total income (loss) from investment operations	4.42	0.42	4.77	(0.11)		1.71

Less Distributions
Distributions from net investment income	(0.08)	(0.06)	(0.05)	(0.04)		(0.05)
Distributions from net realized capital gains	(2.52)	(2.71)	(1.12)	(1.90)		(2.59)

Total distributions	(2.60)	(2.77)	(1.17)	(1.94)		(2.64)

Net Asset Value, End of Period	$16.32	$14.50	$16.85	$13.25		$15.30

Total Return (%) (b)	32.83	0.35	37.32	0.17		10.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.62	0.62	0.62		0.62
Net ratio of expenses to average net assets (%) (c)	0.54	0.54	0.54	0.55		0.54
Ratio of net investment income to average net assets (%)	0.25	0.44	0.36	0.35		0.27
Portfolio turnover rate (%)	25	26	35	25		28
Net assets, end of period (in millions)	$1,864.7	$1,625.6	$1,986.1	$1,786.2		$1,897.1

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$14.24	$16.59	$13.06	$15.11		$16.05

Income (Loss) from Investment Operations
Net investment income (a)	0.00 (d)	0.03	0.02	0.01		0.00	(d)
Net realized and unrealized gain (loss)	4.29	0.35	4.64	(0.16)		1.65

Total income (loss) from investment operations	4.29	0.38	4.66	(0.15)		1.65

Less Distributions
Distributions from net investment income	(0.03)	(0.02)	(0.01)	(0.00	)(e)	(0.00	)(e)
Distributions from net realized capital gains	(2.52)	(2.71)	(1.12)	(1.90)		(2.59)

Total distributions	(2.55)	(2.73)	(1.13)	(1.90)		(2.59)

Net Asset Value, End of Period	$15.98	$14.24	$16.59	$13.06		$15.11

Total Return (%) (b)	32.49	0.11	36.99	(0.13)		10.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.87		0.87
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.79	0.80		0.79
Ratio of net investment income to average net assets (%)	0.00 (f)	0.19	0.11	0.10		0.02
Portfolio turnover rate (%)	25	26	35	25		28
Net assets, end of period (in millions)	$921.5	$788.7	$887.0	$776.3		$867.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.39	$16.74	$13.17	$15.22	$16.15

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.05	0.03	0.03	0.02
Net realized and unrealized gain (loss)	4.33	0.35	4.69	(0.16)	1.66

Total income (loss) from investment operations	4.35	0.40	4.72	(0.13)	1.68

Less Distributions
Distributions from net investment income	(0.05)	(0.04)	(0.03)	(0.02)	(0.02)
Distributions from net realized capital gains	(2.52)	(2.71)	(1.12)	(1.90)	(2.59)

Total distributions	(2.57)	(2.75)	(1.15)	(1.92)	(2.61)

Net Asset Value, End of Period	$16.17	$14.39	$16.74	$13.17	$15.22

Total Return (%) (b)	32.56	0.22	37.12	(0.01)	10.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.69	0.70	0.69
Ratio of net investment income to average net assets (%)	0.10	0.28	0.21	0.20	0.12
Portfolio turnover rate (%)	25	26	35	25	28
Net assets, end of period (in millions)	$14.4	$12.3	$13.5	$10.8	$12.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $12,790,062. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $43,335,054. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$667,172,822	$0	$1,034,670,605

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$16,138,495	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,843,459,954

Gross unrealized appreciation	1,207,618,993
Gross unrealized depreciation	(12,695,353)

Net unrealized appreciation (depreciation)	$1,194,923,640

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$9,877,487	$10,269,055	$397,544,374	$413,681,458	$407,421,861	$423,950,513

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$4,074,780	$324,708,732	$1,194,925,736	$—	$1,523,709,248

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Jennison Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-22

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-23

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the three-year period ended October 31, 2019, and underperformed its benchmark for the one-year and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned 25.54%, 25.23%, and 25.35%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 25.52%.

MARKET ENVIRONMENT / CONDITIONS

The healthy stock market advance during the fourth quarter of 2019 completed a dynamic year of strong investment returns across nearly all investment styles and strategies. It is worth noting the year began after a 20% decline in the final quarter of 2018, setting the stage for significant expansion in market valuations during 2019. The market rallied despite a modest deceleration in U.S. economic growth and virtually flat corporate earnings versus the prior year. Improved sentiment on trade issues, renewed monetary stimulus from the Federal Reserve, and a potential bottoming in leading economic indicators helped fuel the significant market gains. Leadership during the first eight months resided with more defensive companies and sectors, as large caps outperformed small caps, more profitable and better balance sheet companies outperformed non-earners and highly levered businesses, and low volatility characteristics outpaced momentum. Market leadership then changed fairly abruptly during the latter portion of the year with cyclical stocks leading, defensives lagging, and small caps narrowly outperforming large cap stocks. During the final quarter, small cap growth stocks modestly outpaced small cap value during the period, as sectors heavily represented in the growth indices such as Health Care and Information Technology (“IT”) performed extremely well, while more traditional value sectors such as Energy, Utilities and Real Estate underperformed. The buoyant stock market conditions resulted in the S&P 500 Index finishing the year at an all-time high, while small cap stocks ended just below their 2018 peak. Small cap growth stocks, with the aid of a strong fourth quarter, outperformed small cap value stocks for the year, resulting in growth stocks outperforming value stocks for four of the last five calendar years.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio performed roughly in-line to the Russell 2000 Index, net of fees, during the twelve months ended December 31, 2019. As discussed above, the domestic equity market assumed a defensive, risk-off posture for the first part of the year, which matched well with the Portfolio’s positioning in larger and higher quality holdings. Portfolio characteristics combined with strong stock selection resulted in favorable performance relative to the benchmark. Near the end of August however, as the market began to favor smaller, more cyclically sensitive companies, relative performance was negatively impacted. The market rotation over the final portion of the year, in addition to some mildly disappointing data points on certain Portfolio holdings, detracted most of the positive relative performance for the period. From a sector and stock perspective, the Portfolio’s return was positively impacted by good stock selection overall, particularly in the Communication Services, Financials and Consumer Staples sectors. Additionally, stock selection and an overweight to the Industrials sectors aided relative performance as did an underweight to the Energy sector which was the worst performing sector in the benchmark for the year. However, underperformance in the Health Care sector (and particularly in the biotechnology segment) due to both an underweight position and lagging stock selection negatively impacted returns. Lastly, weak stock selection in the Materials, IT and Real Estate sectors also weighed on the Portfolio’s relative performance.

The largest contributors to performance on the individual security level were Euronet Worldwide, Churchill Downs and Cannae Holdings. Euronet provides electronic financial transactions on a global basis, providing money transfer and processing services and manages ATM networks. The stock price rebounded from investor concerns in 2018 regarding dynamic currency conversion (“DCC”) which were not just mitigated, but replaced with enthusiasm, as Euronet began to benefit from the adoption of DCC by VISA worldwide. Churchill Downs owns and operates the iconic Churchill Downs property, host of the Kentucky Derby, as well as other gaming, racing, and online gaming properties. Churchill Downs outperformed due to its multiple avenues of growth, including several casino acquisitions, continued expansion of the Kentucky Derby facilities, the development of new strategies such as Derby City Gaming, and growth in online wagering. Cannae is a holding company with investments in several different companies and industries. Cannae’s two largest positions, Ceridian HCM Holding and Dun & Bradstreet, both reported tremendous results during the year which led to a significant revision higher in the value of these two investments. Cannae’s stock responded accordingly.

The Portfolio’s largest detractors included Supernus Pharmaceuticals, PlayAGS Inc. and Qurate Retail. Supernus is a profitable, well capitalized pharmaceutical company focused on developing and commercializing products for the treatment of central nervous system diseases. Supernus’s revenue is somewhat concentrated in two products, of which one is approaching patent expiration in 2023. Hence, investors were highly focused on the new drug development pipeline, and the company announced a disappointing clinical trial result for one specific product during the fourth quarter of 2019. PlayAGS is a gaming equipment company whose business is selling electronic gaming machines to casinos. Results fell short of investor expectations during the third quarter of 2019 due to a variety of issues, including regional product weakness, weather and higher than anticipated expenses. The stock ultimately triggered our stop loss and was sold from the Portfolio during the period. Qurate operates the market-leading home shopping channel QVC and other digital and e-commerce properties. The company reported modestly weaker than expected sales and margins during the year, adding to prevailing concerns over retail and the secular growth challenges in video shopping. While some fundamental concerns exist, the overall business remains solidly profitable, and generated considerable free cash flow.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions include ASGN, Inc., Arcosa and IAA, Inc. Positions eliminated include JBG SMITH Properties, CommVault Systems and Cambrex Corp.

We manage the Portfolio in a bottom up fashion focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make Portfolio or sector changes using a macro lens. Sector weight changes during the period ending December 31, 2019 reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the IT and Materials sectors were reduced while weights to the Industrials and Communication Services sectors increased.

At the end of 2019, the Portfolio continued to be positioned in the larger capitalization range of the small cap universe and focused on those companies featuring higher quality business models and balance sheets, with good earnings visibility and continued growth potential. Through the stock selection process, the Portfolio was broadly diversified across all economic sectors, with a relative overweight to the Industrials and IT sectors while underweight to the Health Care and Real Estate sectors. The cash position was minimal and used for transactional purposes.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P,

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	25.54	8.61	12.51
Class B	25.23	8.34	12.23
Class E	25.35	8.45	12.34
Russell 2000 Index	25.52	8.23	11.83

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Apergy Corp.	1.0
Viad Corp.	0.9
Harsco Corp.	0.9
GCI Liberty, Inc. - Class A	0.9
TCF Financial Corp.	0.9
Nomad Foods, Ltd.	0.9
Littelfuse, Inc.	0.9
ALLETE, Inc.	0.8
Genpact, Ltd.	0.8
ASGN, Inc.	0.8

Top Sectors

% of Net Assets
Industrials	20.8
Financials	19.1
Information Technology	15.6
Health Care	11.5
Consumer Discretionary	10.1
Real Estate	5.0
Consumer Staples	4.1
Utilities	3.5
Communication Services	3.3
Energy	2.5

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.89%	$1,000.00	$1,050.30	$4.60
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class B (a)	Actual	1.14%	$1,000.00	$1,049.00	$5.89
	Hypothetical*	1.14%	$1,000.00	$1,019.46	$5.80

Class E (a)	Actual	1.04%	$1,000.00	$1,049.50	$5.37
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
AAR Corp.	30,155	$1,359,991
Aerojet Rocketdyne Holdings, Inc. (a) (b)	59,215	2,703,757
BWX Technologies, Inc.	28,779	1,786,600
Hexcel Corp.	22,835	1,674,034
Kratos Defense & Security Solutions, Inc. (a)	48,010	864,660
Mercury Systems, Inc. (a)	25,211	1,742,332

		10,131,374

Air Freight & Logistics—0.2%
Air Transport Services Group, Inc. (a)	35,656	836,490

Auto Components—2.1%
Cooper Tire & Rubber Co.	60,863	1,749,811
Dana, Inc.	116,845	2,126,579
Fox Factory Holding Corp. (a)	33,957	2,362,389
LCI Industries (b)	14,660	1,570,526
Stoneridge, Inc. (a) (b)	40,623	1,191,066

		9,000,371

Banks—10.9%
Ameris Bancorp	58,218	2,476,594
BancorpSouth Bank	62,743	1,970,758
Bank OZK	39,676	1,210,316
Bryn Mawr Bank Corp.	59,197	2,441,284
Carolina Financial Corp.	35,308	1,526,365
Cathay General Bancorp	52,460	1,996,103
CenterState Bank Corp.	83,285	2,080,459
CVB Financial Corp.	94,169	2,032,167
First Financial Bancorp	90,458	2,301,252
Home BancShares, Inc. (b)	129,552	2,546,992
Iberiabank Corp.	30,035	2,247,519
PacWest Bancorp	53,740	2,056,630
Pinnacle Financial Partners, Inc. (b)	37,880	2,424,320
Popular, Inc.	57,298	3,366,257
Prosperity Bancshares, Inc.	42,944	3,087,244
Signature Bank	15,796	2,157,892
TCF Financial Corp.	80,823	3,782,516
Triumph Bancorp, Inc. (a) (b)	78,995	3,003,390
Wintrust Financial Corp.	43,005	3,049,055

		45,757,113

Beverages—0.5%
Cott Corp.	145,708	1,993,285

Biotechnology—3.0%
Aimmune Therapeutics, Inc. (a) (b)	41,306	1,382,512
Argenx SE (ADR) (a)	9,918	1,592,037
Blueprint Medicines Corp. (a)	11,818	946,740
Emergent BioSolutions, Inc. (a)	30,743	1,658,585
Epizyme, Inc. (a)	67,869	1,669,577
Halozyme Therapeutics, Inc. (a) (b)	54,587	967,827
Portola Pharmaceuticals, Inc. (a) (b)	26,609	635,423
PTC Therapeutics, Inc. (a)	18,500	888,555
United Therapeutics Corp. (a)	16,309	1,436,497
Xencor, Inc. (a) (b)	24,684	848,883

Biotechnology—(Continued)
Y-mAbs Therapeutics, Inc. (a)	23,103	721,969

		12,748,605

Building Products—2.2%
AAON, Inc. (b)	29,027	1,434,224
Advanced Drainage Systems, Inc.	27,000	1,048,680
American Woodmark Corp. (a)	16,146	1,687,419
Armstrong World Industries, Inc.	22,958	2,157,363
Trex Co., Inc. (a) (b)	22,286	2,003,066
Universal Forest Products, Inc.	15,493	739,016

		9,069,768

Capital Markets—1.5%
Assetmark Financial Holdings, Inc. (a)	36,035	1,045,736
Donnelley Financial Solutions, Inc. (a)	122,388	1,281,402
Hamilton Lane, Inc. - Class A	18,544	1,105,222
Stifel Financial Corp.	46,489	2,819,558

		6,251,918

Chemicals—1.9%
AdvanSix, Inc. (a)	62,148	1,240,474
Ashland Global Holdings, Inc.	22,086	1,690,242
Cabot Corp. (b)	40,908	1,943,948
Ingevity Corp. (a)	15,638	1,366,448
WR Grace & Co.	26,112	1,823,923

		8,065,035

Commercial Services & Supplies—4.5%
Casella Waste Systems, Inc. - Class A (a)	34,936	1,608,104
Clean Harbors, Inc. (a)	33,861	2,903,581
Harsco Corp. (a)	164,815	3,792,393
IAA, Inc. (a)	62,203	2,927,273
KAR Auction Services, Inc. (b)	62,203	1,355,404
Kimball International, Inc. - Class B	74,366	1,537,145
McGrath RentCorp	12,984	993,795
Viad Corp.	58,200	3,928,500

		19,046,195

Communications Equipment—0.8%
Digi International, Inc. (a)	89,997	1,594,747
Viavi Solutions, Inc. (a)	119,300	1,789,500

		3,384,247

Construction & Engineering—0.9%
Arcosa, Inc.	66,800	2,975,940
Primoris Services Corp.	44,639	992,771

		3,968,711

Distributors—0.7%
Core-Mark Holding Co., Inc.	46,959	1,276,815
Pool Corp.	8,359	1,775,285

		3,052,100

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—0.8%
frontdoor, Inc. (a)	19,391	$919,521
Laureate Education, Inc. - Class A (a)	92,360	1,626,459
OneSpaWorld Holdings, Ltd. (a) (b)	55,052	927,076

		3,473,056

Diversified Financial Services—0.8%
Cannae Holdings, Inc. (a)	89,256	3,319,431

Diversified Telecommunication Services—1.3%
Cogent Communications Holdings, Inc.	23,875	1,571,214
GCI Liberty, Inc. - Class A (a)	53,435	3,785,869

		5,357,083

Electric Utilities—0.8%
ALLETE, Inc.	43,117	3,499,807

Electrical Equipment—0.7%
Generac Holdings, Inc. (a) (b)	16,057	1,615,173
GrafTech International, Ltd.	115,893	1,346,677

		2,961,850

Electronic Equipment, Instruments & Components—2.6%
Itron, Inc. (a)	8,544	717,269
Kimball Electronics, Inc. (a)	49,008	860,090
Littelfuse, Inc.	18,772	3,591,084
Methode Electronics, Inc.	57,982	2,281,592
Novanta, Inc. (a)	17,074	1,510,025
Rogers Corp. (a)	6,087	759,231
TTM Technologies, Inc. (a)	74,101	1,115,220

		10,834,511

Energy Equipment & Services—1.6%
Apergy Corp. (a) (b)	121,356	4,099,406
Cactus, Inc. - Class A	37,030	1,270,869
DMC Global, Inc. (b)	29,254	1,314,675

		6,684,950

Entertainment—0.6%
IMAX Corp. (a)	58,804	1,201,366
Liberty Braves Group - Class C (a)	46,198	1,364,689

		2,566,055

Equity Real Estate Investment Trusts—5.0%
American Campus Communities, Inc.	38,783	1,823,964
Americold Realty Trust (b)	65,646	2,301,549
CubeSmart	63,463	1,997,815
CyrusOne, Inc.	26,162	1,711,780
Essential Properties Realty Trust, Inc.	99,940	2,479,511
National Retail Properties, Inc.	31,847	1,707,636
Outfront Media, Inc.	71,878	1,927,768
Retail Opportunity Investments Corp.	115,530	2,040,260
Rexford Industrial Realty, Inc.	65,662	2,998,784
Ryman Hospitality Properties, Inc.	25,498	2,209,657

		21,198,724

Food & Staples Retailing—0.3%
Chefs’ Warehouse, Inc. (The) (a)	37,319	1,422,227

Food Products—3.2%
Darling Ingredients, Inc. (a)	78,726	2,210,626
Freshpet, Inc. (a)	37,030	2,188,103
J&J Snack Foods Corp.	10,628	1,958,422
Nomad Foods, Ltd. (a)	162,805	3,641,948
Post Holdings, Inc. (a)	19,974	2,179,163
Simply Good Foods Co. (The) (a)	51,937	1,482,282

		13,660,544

Health Care Equipment & Supplies—2.9%
AtriCure, Inc. (a) (b)	23,065	749,843
Avanos Medical, Inc. (a)	45,994	1,549,998
CONMED Corp.	17,691	1,978,384
CryoLife, Inc. (a)	30,764	833,397
Penumbra, Inc. (a) (b)	6,562	1,077,940
Quidel Corp. (a)	41,655	3,125,375
STAAR Surgical Co. (a) (b)	18,871	663,693
Varex Imaging Corp. (a)	68,337	2,037,126

		12,015,756

Health Care Providers & Services—1.7%
Amedisys, Inc. (a)	10,890	1,817,759
AMN Healthcare Services, Inc. (a)	35,597	2,218,049
BioTelemetry, Inc. (a)	25,063	1,160,417
LHC Group, Inc. (a)	13,110	1,806,033

		7,002,258

Health Care Technology—0.7%
Inovalon Holdings, Inc. - Class A (a)	62,085	1,168,440
Inspire Medical Systems, Inc. (a)	11,598	860,687
Phreesia, Inc. (a)	26,484	705,534

		2,734,661

Hotels, Restaurants & Leisure—2.5%
Churchill Downs, Inc.	24,090	3,305,148
Cracker Barrel Old Country Store, Inc. (b)	8,442	1,297,873
Marriott Vacations Worldwide Corp.	26,382	3,396,946
Planet Fitness, Inc. - Class A (a)	17,297	1,291,740
Wingstop, Inc.	15,241	1,314,232

		10,605,939

Household Durables—0.5%
Helen of Troy, Ltd. (a)	11,949	2,148,311

Independent Power and Renewable Electricity Producers—1.5%
NextEra Energy Partners L.P.	56,995	3,000,787
NRG Energy, Inc.	51,641	2,052,730
Vistra Energy Corp.	58,457	1,343,926

		6,397,443

Industrial Conglomerates—0.4%
Raven Industries, Inc.	51,214	1,764,834

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—3.6%
Employers Holdings, Inc.	65,494	$2,734,375
First American Financial Corp.	48,823	2,847,357
Goosehead Insurance, Inc. - Class A (b)	39,680	1,682,432
Kinsale Capital Group, Inc.	21,952	2,231,640
Palomar Holdings, Inc. (a) (b)	17,401	878,577
ProAssurance Corp.	47,449	1,714,807
Reinsurance Group of America, Inc.	19,152	3,122,925

		15,212,113

Internet & Direct Marketing Retail—0.2%
Qurate Retail, Inc. (a)	103,173	869,748

IT Services—5.2%
CSG Systems International, Inc. (b)	39,060	2,022,527
Euronet Worldwide, Inc. (a)	19,030	2,998,367
EVERTEC, Inc.	31,974	1,088,395
Evo Payments, Inc. - Class A (a) (b)	52,865	1,396,165
Genpact, Ltd.	82,491	3,478,645
InterXion Holding NV (a)	25,619	2,147,128
NIC, Inc.	55,454	1,239,397
Perspecta, Inc.	82,286	2,175,642
WEX, Inc. (a)	14,178	2,969,724
WNS Holdings, Ltd. (ADR) (a)	36,933	2,443,118

		21,959,108

Leisure Products—0.7%
Brunswick Corp.	29,418	1,764,492
Callaway Golf Co.	61,521	1,304,245

		3,068,737

Life Sciences Tools & Services—1.1%
NeoGenomics, Inc. (a)	42,405	1,240,346
PRA Health Sciences, Inc. (a)	18,953	2,106,626
Repligen Corp. (a)	11,677	1,080,123

		4,427,095

Machinery—4.7%
Alamo Group, Inc. (b)	22,650	2,843,707
Albany International Corp. - Class A	23,756	1,803,556
Altra Industrial Motion Corp.	57,215	2,071,755
Chart Industries, Inc. (a)	19,792	1,335,762
Columbus McKinnon Corp.	60,543	2,423,536
John Bean Technologies Corp.	13,507	1,521,699
Kadant, Inc. (b)	24,343	2,564,292
Kornit Digital, Ltd. (a)	42,531	1,455,836
Miller Industries, Inc.	17,080	634,180
Proto Labs, Inc. (a)	11,744	1,192,603
RBC Bearings, Inc. (a)	11,440	1,811,410

		19,658,336

Marine—0.5%
Kirby Corp. (a)	21,036	1,883,353

Media—1.4%
Gray Television, Inc. (a) (b)	149,817	3,212,076

Media—(Continued)
John Wiley & Sons, Inc. - Class A (b)	30,665	1,487,866
Liberty Latin America, Ltd. - Class C (a)	68,173	1,326,647

		6,026,589

Metals & Mining—0.3%
Ferroglobe Representation & Warranty Insurance Trust (a) (c) (d)	141,548	0
Haynes International, Inc.	37,282	1,333,950

		1,333,950

Multi-Utilities—1.2%
MDU Resources Group, Inc.	81,083	2,408,976
NorthWestern Corp.	36,721	2,631,794

		5,040,770

Oil, Gas & Consumable Fuels—0.9%
Arch Coal, Inc. - Class A	22,749	1,632,013
Viper Energy Partners L.P.	89,860	2,215,948

		3,847,961

Pharmaceuticals—2.2%
Catalent, Inc. (a)	46,744	2,631,687
Horizon Therapeutics plc (a)	40,051	1,449,846
MyoKardia, Inc. (a) (b)	12,932	942,549
Pacira BioSciences, Inc. (a) (b)	22,234	1,007,200
Reata Pharmaceuticals, Inc. - Class A (a)	4,914	1,004,569
Supernus Pharmaceuticals, Inc. (a)	62,694	1,487,102
Zogenix, Inc. (a)	16,065	837,469

		9,360,422

Professional Services—3.0%
ASGN, Inc. (a)	48,537	3,444,671
Clarivate Analytics plc (a)	88,513	1,487,018
Huron Consulting Group, Inc. (a)	25,122	1,726,384
ICF International, Inc.	18,403	1,686,083
Insperity, Inc.	25,292	2,176,123
Korn Ferry	48,732	2,066,237

		12,586,516

Road & Rail—0.4%
Old Dominion Freight Line, Inc.	7,864	1,492,430

Semiconductors & Semiconductor Equipment—2.6%
Advanced Energy Industries, Inc. (a)	36,828	2,622,154
Mellanox Technologies, Ltd. (a)	7,441	871,936
Monolithic Power Systems, Inc.	11,061	1,969,079
Rambus, Inc. (a)	60,838	838,043
Silicon Laboratories, Inc. (a)	14,031	1,627,315
Silicon Motion Technology Corp. (ADR)	15,159	768,713
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	83,843	2,017,263

		10,714,503

Software—4.4%
ACI Worldwide, Inc. (a)	45,312	1,716,645
Cornerstone OnDemand, Inc. (a)	19,034	1,114,441

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Envestnet, Inc. (a) (b)	23,741	$1,653,086
Five9, Inc. (a)	32,189	2,110,955
Globant S.A. (a)	12,825	1,360,091
LogMeIn, Inc.	18,215	1,561,754
Mimecast, Ltd. (a)	30,215	1,310,727
PROS Holdings, Inc. (a)	12,739	763,321
Q2 Holdings, Inc. (a)	22,813	1,849,678
Rapid7, Inc. (a)	30,252	1,694,717
RealPage, Inc. (a)	26,102	1,402,982
Verint Systems, Inc. (a)	38,164	2,112,759

		18,651,156

Specialty Retail—1.8%
Aaron’s, Inc.	34,175	1,951,734
Designer Brands, Inc. - Class A	80,415	1,265,732
National Vision Holdings, Inc. (a)	47,327	1,534,815
Sonic Automotive, Inc. - Class A	27,282	845,742
Urban Outfitters, Inc. (a) (b)	68,424	1,900,134

		7,498,157

Textiles, Apparel & Luxury Goods—0.7%
Columbia Sportswear Co.	16,644	1,667,562
Steven Madden, Ltd.	28,062	1,206,947

		2,874,509

Thrifts & Mortgage Finance—2.3%
Essent Group, Ltd.	26,057	1,354,703
Federal Agricultural Mortgage Corp. - Class C	21,608	1,804,268
Meta Financial Group, Inc. (b)	62,223	2,271,762
NMI Holdings, Inc. - Class A (a)	42,924	1,424,218
OceanFirst Financial Corp.	78,960	2,016,638
PennyMac Financial Services, Inc.	27,089	922,110

		9,793,699

Trading Companies & Distributors—1.0%
Herc Holdings, Inc. (a)	39,025	1,909,884
SiteOne Landscape Supply, Inc. (a) (b)	26,042	2,360,707

		4,270,591

Total Common Stocks (Cost $285,808,852)		411,522,395

Short-Term Investment—2.5%

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $10,278,720; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $10,487,203.	10,278,377	10,278,377

Total Short-Term Investments (Cost $10,278,377)		10,278,377

Securities Lending Reinvestments (e)—9.7%
Security Description	Principal Amount*	Value

Certificates of Deposit—2.1%
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (f)	1,000,000	1,000,532
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (f)	2,000,000	2,002,408
China Construction Bank Corp. 2.300%, 01/21/20	1,000,000	1,000,164
Credit Industriel et Commercial 1.857%, 1M LIBOR + 0.160%, 01/03/20 (f)	1,000,000	999,994
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	1,000,000	1,000,045
KBC Bank NV Zero Coupon, 02/28/20	993,455	997,230
Standard Chartered Bank 1.950%, FEDEFF PRV + 0.400%, 03/13/20 (f)	2,000,000	1,999,996

		9,000,369

Commercial Paper—0.2%
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040

Repurchase Agreements—6.2%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $201,017; collateralized by various Common Stock with an aggregate market value of $220,000.	200,000	200,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $4,021,978; collateralized by various Common Stock with an aggregate market value of $4,400,526.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $1,001,838; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $600,057; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $612,000.	600,000	600,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $500,076; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $510,004.	500,000	500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $200,031; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $204,000.	200,000	200,000

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,500,229; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $1,530,005.	1,500,000	$1,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,587,871; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $4,679,231.	4,587,481	4,587,481
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,500,236; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,775,556.	2,500,000	2,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $700,067; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $762,222.	700,000	700,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $5,001,692; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $5,425,792.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,900,178; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,098,309.	1,900,000	1,900,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,300,769; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,540,058.	2,300,000	2,300,000

		25,987,481

Time Deposit—0.2%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—1.0%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (g)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (g)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $40,983,440)		40,986,890

Total Investments—109.9% (Cost $337,070,669)		462,787,662
Other assets and liabilities (net)—(9.9)%		(41,542,944)

Net Assets—100.0%		$421,244,718

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $40,063,371 and the collateral received consisted of cash in the amount of $40,975,059. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$10,131,374	$—	$—	$10,131,374
Air Freight & Logistics	836,490	—	—	836,490
Auto Components	9,000,371	—	—	9,000,371
Banks	45,757,113	—	—	45,757,113
Beverages	1,993,285	—	—	1,993,285
Biotechnology	12,748,605	—	—	12,748,605
Building Products	9,069,768	—	—	9,069,768
Capital Markets	6,251,918	—	—	6,251,918
Chemicals	8,065,035	—	—	8,065,035
Commercial Services & Supplies	19,046,195	—	—	19,046,195
Communications Equipment	3,384,247	—	—	3,384,247
Construction & Engineering	3,968,711	—	—	3,968,711
Distributors	3,052,100	—	—	3,052,100
Diversified Consumer Services	3,473,056	—	—	3,473,056
Diversified Financial Services	3,319,431	—	—	3,319,431
Diversified Telecommunication Services	5,357,083	—	—	5,357,083
Electric Utilities	3,499,807	—	—	3,499,807
Electrical Equipment	2,961,850	—	—	2,961,850
Electronic Equipment, Instruments & Components	10,834,511	—	—	10,834,511
Energy Equipment & Services	6,684,950	—	—	6,684,950
Entertainment	2,566,055	—	—	2,566,055
Equity Real Estate Investment Trusts	21,198,724	—	—	21,198,724
Food & Staples Retailing	1,422,227	—	—	1,422,227
Food Products	13,660,544	—	—	13,660,544
Health Care Equipment & Supplies	12,015,756	—	—	12,015,756
Health Care Providers & Services	7,002,258	—	—	7,002,258
Health Care Technology	2,734,661	—	—	2,734,661
Hotels, Restaurants & Leisure	10,605,939	—	—	10,605,939
Household Durables	2,148,311	—	—	2,148,311
Independent Power and Renewable Electricity Producers	6,397,443	—	—	6,397,443
Industrial Conglomerates	1,764,834	—	—	1,764,834
Insurance	15,212,113	—	—	15,212,113
Internet & Direct Marketing Retail	869,748	—	—	869,748
IT Services	21,959,108	—	—	21,959,108
Leisure Products	3,068,737	—	—	3,068,737
Life Sciences Tools & Services	4,427,095	—	—	4,427,095
Machinery	19,658,336	—	—	19,658,336
Marine	1,883,353	—	—	1,883,353
Media	6,026,589	—	—	6,026,589
Metals & Mining	1,333,950	—	0	1,333,950
Multi-Utilities	5,040,770	—	—	5,040,770

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$3,847,961	$—	$—	$3,847,961
Pharmaceuticals	9,360,422	—	—	9,360,422
Professional Services	12,586,516	—	—	12,586,516
Road & Rail	1,492,430	—	—	1,492,430
Semiconductors & Semiconductor Equipment	10,714,503	—	—	10,714,503
Software	18,651,156	—	—	18,651,156
Specialty Retail	7,498,157	—	—	7,498,157
Textiles, Apparel & Luxury Goods	2,874,509	—	—	2,874,509
Thrifts & Mortgage Finance	9,793,699	—	—	9,793,699
Trading Companies & Distributors	4,270,591	—	—	4,270,591
Total Common Stocks	411,522,395	—	0	411,522,395
Total Short-Term Investment*	—	10,278,377	—	10,278,377
Securities Lending Reinvestments
Certificates of Deposit	—	9,000,369	—	9,000,369
Commercial Paper	—	999,040	—	999,040
Repurchase Agreements	—	25,987,481	—	25,987,481
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	36,986,890	—	40,986,890
Total Investments	$415,522,395	$47,265,267	$0	$462,787,662

Collateral for Securities Loaned (Liability)	$—	$(40,975,059)	$—	$(40,975,059)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$462,787,662
Receivable for:
Fund shares sold	69,050
Dividends and interest	343,811
Prepaid expenses	1,193

Total Assets	463,201,716
Liabilities
Collateral for securities loaned	40,975,059
Payables for:
Investments purchased	23,585
Fund shares redeemed	393,960
Accrued Expenses:
Management fees	292,613
Distribution and service fees	33,029
Deferred trustees’ fees	141,868
Other expenses	96,884

Total Liabilities	41,956,998

Net Assets	$421,244,718

Net Assets Consist of:
Paid in surplus	$263,488,173
Distributable earnings (Accumulated losses)	157,756,545

Net Assets	$421,244,718

Net Assets
Class A	$254,589,169
Class B	141,809,299
Class E	24,846,250
Capital Shares Outstanding*
Class A	968,799
Class B	576,069
Class E	98,156
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$262.79
Class B	246.17
Class E	253.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $337,070,669.
(b)	Includes securities loaned at value of $40,063,371.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$4,347,553
Interest	95,659
Securities lending income	253,418

Total investment income	4,696,630
Expenses
Management fees	3,750,777
Administration fees	29,146
Custodian and accounting fees	48,366
Distribution and service fees—Class B	354,720
Distribution and service fees—Class E	37,329
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	64,277
Insurance	2,978
Miscellaneous	12,556

Total expenses	4,448,318
Less management fee waiver	(316,753)
Less broker commission recapture	(16,797)

Net expenses	4,114,768

Net Investment Income	581,862

Net Realized and Unrealized Gain
Net realized gain on investments	31,242,279

Net change in unrealized appreciation on investments	60,766,276

Net realized and unrealized gain	92,008,555

Net Increase in Net Assets From Operations	$92,590,417

(a)	Net of foreign withholding taxes of $12,514.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$581,862	$710,295
Net realized gain	31,242,279	43,535,043
Net change in unrealized appreciation (depreciation)	60,766,276	(89,313,058)

Increase (decrease) in net assets from operations	92,590,417	(45,067,720)

From Distributions to Shareholders
Class A	(25,884,110)	(27,661,814)
Class B	(15,417,579)	(17,342,821)
Class E	(2,653,527)	(3,031,392)

Total distributions	(43,955,216)	(48,036,027)

Decrease in net assets from capital share transactions	(5,125,714)	(4,654,482)

Total increase (decrease) in net assets	43,509,487	(97,758,229)

Net Assets
Beginning of period	377,735,231	475,493,460

End of period	$421,244,718	$377,735,231

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	13,735	$3,504,586	16,347	$4,466,196
Reinvestments	106,291	25,884,110	97,804	27,661,814
Redemptions	(110,598)	(28,231,071)	(100,405)	(28,654,796)

Net increase	9,428	$1,157,625	13,746	$3,473,214

Class B
Sales	13,539	$3,197,683	19,187	$4,858,923
Reinvestments	67,493	15,417,579	64,785	17,342,821
Redemptions	(99,080)	(24,100,597)	(104,241)	(28,540,326)

Net decrease	(18,048)	$(5,485,335)	(20,269)	$(6,338,582)

Class E
Sales	1,364	$326,506	3,267	$847,332
Reinvestments	11,303	2,653,527	11,062	3,031,392
Redemptions	(15,257)	(3,778,037)	(20,683)	(5,667,838)

Net decrease	(2,590)	$(798,004)	(6,354)	$(1,789,114)

Decrease derived from capital shares transactions		$(5,125,714)		$(4,654,482)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Period	$233.39	$290.82		$270.77	$250.78	$290.12

Income (Loss) from Investment Operations
Net investment income (a)	0.60	0.72		0.48	1.15 (b)	1.19
Net realized and unrealized gain (loss)	56.79	(27.59)		38.81	43.25	(2.32)

Total income (loss) from investment operations	57.39	(26.87)		39.29	44.40	(1.13)

Less Distributions
Distributions from net investment income	(0.08)	(0.06)		(0.83)	(0.85)	(0.46)
Distributions from net realized capital gains	(27.91)	(30.50)		(18.41)	(23.56)	(37.75)

Total distributions	(27.99)	(30.56)		(19.24)	(24.41)	(38.21)

Net Asset Value, End of Period	$262.79	$233.39		$290.82	$270.77	$250.78

Total Return (%) (c)	25.54	(11.07)		15.24	19.27	(1.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.96		0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (d)	0.90	0.88		0.89	0.88	0.88
Ratio of net investment income to average net assets (%)	0.23	0.25		0.17	0.47 (b)	0.43
Portfolio turnover rate (%)	31	30		28	34	36
Net assets, end of period (in millions)	$254.6	$223.9		$275.0	$261.9	$241.5

	Class B
	Year Ended December 31,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Period	$220.60	$277.03		$258.82	$240.67	$280.08

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.00	)(e)	(0.21)	0.51 (b)	0.48
Net realized and unrealized gain (loss)	53.52	(25.93)		37.02	41.37	(2.14)

Total income (loss) from investment operations	53.48	(25.93)		36.81	41.88	(1.66)

Less Distributions
Distributions from net investment income	0.00	0.00		(0.19)	(0.17)	0.00
Distributions from net realized capital gains	(27.91)	(30.50)		(18.41)	(23.56)	(37.75)

Total distributions	(27.91)	(30.50)		(18.60)	(23.73)	(37.75)

Net Asset Value, End of Period	$246.17	$220.60		$277.03	$258.82	$240.67

Total Return (%) (c)	25.23	(11.30)		14.96	18.97	(1.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	1.21		1.21	1.21	1.21
Net ratio of expenses to average net assets (%) (d)	1.15	1.13		1.14	1.13	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.02)	(0.00	)(f)	(0.08)	0.22 (b)	0.18
Portfolio turnover rate (%)	31	30		28	34	36
Net assets, end of period (in millions)	$141.8	$131.1		$170.2	$167.5	$157.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$225.95	$282.79	$263.82	$244.89	$284.11

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.27	0.05	0.76 (b)	0.76
Net realized and unrealized gain (loss)	54.88	(26.61)	37.77	42.15	(2.23)

Total income (loss) from investment operations	55.09	(26.34)	37.82	42.91	(1.47)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.44)	(0.42)	0.00
Distributions from net realized capital gains	(27.91)	(30.50)	(18.41)	(23.56)	(37.75)

Total distributions	(27.91)	(30.50)	(18.85)	(23.98)	(37.75)

Net Asset Value, End of Period	$253.13	$225.95	$282.79	$263.82	$244.89

Total Return (%) (c)	25.35	(11.21)	15.07	19.09	(1.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.11	1.11	1.11	1.11
Net ratio of expenses to average net assets (%) (d)	1.05	1.03	1.04	1.03	1.03
Ratio of net investment income to average net assets (%)	0.08	0.10	0.02	0.31 (b)	0.28
Portfolio turnover rate (%)	31	30	28	34	36
Net assets, end of period (in millions)	$24.8	$22.8	$30.3	$30.9	$29.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $10,278,377. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $25,987,481. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$125,075,531	$0	$173,504,786

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$3,750,777	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to December 31, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$337,066,065

Gross unrealized appreciation	132,798,290
Gross unrealized depreciation	(7,076,693)

Net unrealized appreciation (depreciation)	$125,721,597

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$72,129	$469,010	$43,883,087	$47,567,017	$43,955,216	$48,036,027

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$313,002	$31,863,812	$125,721,597	$—	$157,898,411

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Core Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Core Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers

BHFTII-26

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of one of its Performance Universes for the one-, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were above the Expense Universe median and the Sub-advised Expense Universe median, and equal to the Expense Group median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2020.

BHFTII-27

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 26.88%, 26.51%, and 26.68%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 28.48%.

MARKET ENVIRONMENT / CONDITIONS

The healthy stock market advance during the fourth quarter of 2019 completed a dynamic year of strong investment returns across nearly all investment styles and strategies. It is worth noting the year began after a 20% decline in the final quarter of 2018, setting the stage for significant expansion in market valuations during 2019. The market rallied despite a modest deceleration in U.S. economic growth and virtually flat corporate earnings versus the prior year. Improved sentiment on trade issues, renewed monetary stimulus from the Federal Reserve, and a potential bottoming in leading economic indicators helped fuel the significant market gains. Leadership during the first eight months resided with more defensive companies and sectors, as large caps outperformed small caps, more profitable and better balance sheet companies outperformed non-earners and highly levered businesses, and low volatility characteristics outpaced momentum. Market leadership then changed fairly abruptly during the latter portion of the year with cyclical stocks leading, defensives lagging, and small caps narrowly outperforming large cap stocks. During the final quarter, small cap growth stocks modestly outpaced small cap value during the period, as sectors heavily represented in the growth indices such as health care and Information Technology (“IT”) performed extremely well, while more traditional value sectors such as Energy, Utilities and Real Estate underperformed. The buoyant stock market conditions resulted in the S&P 500 Index finishing the year at an all-time high, while small cap stocks ended just below their 2018 peak. Small cap growth stocks, with the aid of a strong fourth quarter, outperformed small cap value stocks for the year, resulting in growth stocks outperforming value stocks for four of the last five calendar years.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s performance fell short of the Russell 2000 Growth Index, net of fees, during the twelve months ended December 31, 2019. Over the course of the year, the two market events that had the most impact on the Portfolio were the third quarter growth to value rotation and the significant outperformance of biotechnology stocks in the fourth quarter. Overall stock selection at the Portfolio level was a positive contributor to relative performance but allocation was more negative. An underweight to the biotechnology group detracted from relative performance while stock selection in the IT, Financials and Consumer Staples were strong contributors to relative returns. However, stock selection, particularly in the Health Care and Consumer Discretionary sectors contributed negatively on a relative return basis.

The Portfolio’s largest detractors include PlayAGS, Inc., Merit Medical Systems and Green Dot. PlayAGS is a gaming equipment company whose business is selling electronic gaming machines to casinos. Results fell short of investor expectations during the third quarter of 2019 due to a variety of issues including regional product weakness, weather and higher than anticipated expenses. Merit Medical Systems, a manufacturer of disposable medical devices, reported revenues that fell short of expectations and lowered guidance. There were concerns around the visibility of the guidance reduction and declining margins. Consumer finance company Green Dot reported results that were ahead of expectations for the most part, however guidance was disappointing. Growth is expected to moderate, particularly in active card users, and investors reacted negatively. Each of these stocks triggered our stop loss and was sold from the Portfolio throughout the year.

The largest contributors to performance on the individual security level were Generac Holdings, Insulet Corporation and Kinsale Capital. Generator manufacturer Generac was a strong performer as the company continued to execute well particularly in their home standby generator business. The company is also saw robust growth in new markets. Insulet, the maker of the Omni Pod wearable insulin pump, reported very strong results over the course of the year driven by new patient starts. Kinsale Capital is a property and casualty insurance company focused on the excess and supply market. The company also reported strong results with robust premium growth that has been accelerating as competition exits the market.

During the period, we added new stocks with attractive investment potential and eliminated holdings where fundamentals no longer fit our investment thesis, market cap grew beyond our ceiling or our stop loss was triggered. The largest decrease in exposure over the course of the year was the Portfolio’s Consumer Discretionary weighting. We sold stocks from this group for a variety of reasons including reaching a maximum market cap, as was the case with long-term holding Bright Horizons, while a few stocks did trigger the stop loss during the year, or we lost confidence in the company fundamentals.

The largest increase in exposure was the Portfolio’s Industrials weighting. There were a number of drivers to this increase. During the market sell off at the end of 2018, we were able to initiate positions in companies with solid fundamentals we thought could grow into larger businesses that had declined in sympathy with the broader market. AAON was one of these stocks and we saw strong outperformance from some of these names in the Industrials group. The company is a custom manufacturer of air conditioning systems into the commercial market with a growing niche and healthy backlog. We also initiated new positions during the calendar year 2019 as our screen became a very effective tool in identifying potential investment opportunities in this group, like Advanced Drainage Systems. The company is a leading manufacturer of high performance thermoplastic corrugated pipe and related water management products, which have been gaining market share due to the conversion away from concrete pipe.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

We manage the Portfolio in a bottom up fashion focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make Portfolio or sector changes using a macro lens. Sector weight changes during the period ending December 31, 2019 reflected both our repositioning within the Portfolio as well as market impacts. As of year-end 2019, the Portfolio’s largest overweight was to the Industrials and IT sectors, while the largest underweight was to the Health Care and Real Estate sectors.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	26.88	11.86	14.80
Class B	26.51	11.57	14.50
Class E	26.68	11.69	14.62
Russell 2000 Growth Index	28.48	9.34	13.01

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
WNS Holdings, Ltd. (ADR)	1.8
SiteOne Landscape Supply, Inc.	1.7
Kinsale Capital Group, Inc.	1.6
Freshpet, Inc.	1.6
InterXion Holding NV	1.6
Five9, Inc.	1.6
PRA Health Sciences, Inc.	1.5
Trex Co., Inc.	1.5
CONMED Corp.	1.5
Monolithic Power Systems, Inc.	1.4

Top Sectors

% of Net Assets
Health Care	24.4
Industrials	23.6
Information Technology	21.9
Consumer Discretionary	10.9
Financials	8.7
Consumer Staples	3.7
Communication Services	2.0
Energy	1.8

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.89%	$1,000.00	$1,040.00	$4.58
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class B (a)	Actual	1.14%	$1,000.00	$1,038.20	$5.86
	Hypothetical*	1.14%	$1,000.00	$1,019.46	$5.80

Class E (a)	Actual	1.04%	$1,000.00	$1,039.00	$5.34
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.1%
AAR Corp.	78,540	$3,542,154
Hexcel Corp.	59,475	4,360,112
Kratos Defense & Security Solutions, Inc. (a)	125,041	2,251,988
Mercury Systems, Inc. (a)	65,662	4,537,901

		14,692,155

Air Freight & Logistics—0.6%
Air Transport Services Group, Inc. (a)	92,867	2,178,660

Auto Components—1.7%
Fox Factory Holding Corp. (a)	41,957	2,918,948
Stoneridge, Inc. (a) (b)	105,803	3,102,144

		6,021,092

Banks—0.8%
TCF Financial Corp.	64,251	3,006,947

Biotechnology—7.1%
Aimmune Therapeutics, Inc. (a) (b)	107,582	3,600,770
Argenx SE (ADR) (a)	25,832	4,146,553
Blueprint Medicines Corp. (a)	30,781	2,465,866
Epizyme, Inc. (a)	176,764	4,348,394
Halozyme Therapeutics, Inc. (a) (b)	142,173	2,520,727
Portola Pharmaceuticals, Inc. (a) (b)	69,305	1,655,003
PTC Therapeutics, Inc. (a)	48,183	2,314,230
Xencor, Inc. (a) (b)	64,290	2,210,933
Y-mAbs Therapeutics, Inc. (a)	60,171	1,880,344

		25,142,820

Building Products—3.8%
AAON, Inc. (b)	75,601	3,735,445
Advanced Drainage Systems, Inc.	70,322	2,731,307
Trex Co., Inc. (a) (b)	58,044	5,216,995
Universal Forest Products, Inc.	40,352	1,924,790

		13,608,537

Capital Markets—1.6%
Assetmark Financial Holdings, Inc. (a)	93,853	2,723,614
Hamilton Lane, Inc. - Class A	48,299	2,878,620

		5,602,234

Commercial Services & Supplies—2.5%
Casella Waste Systems, Inc. - Class A (a)	90,992	4,188,362
Harsco Corp. (a)	85,926	1,977,157
McGrath RentCorp	33,817	2,588,353

		8,753,872

Construction & Engineering—0.7%
Primoris Services Corp.	116,263	2,585,689

Distributors—1.3%
Pool Corp.	21,773	4,624,150

Diversified Consumer Services—1.2%
Laureate Education, Inc. - Class A (a)	240,551	4,236,103

Diversified Telecommunication Services—1.2%
Cogent Communications Holdings, Inc.	62,182	4,092,197

Electrical Equipment—1.2%
Generac Holdings, Inc. (a)	41,822	4,206,875

Electronic Equipment, Instruments & Components—2.2%
Itron, Inc. (a)	22,255	1,868,308
Novanta, Inc. (a)	44,471	3,933,015
Rogers Corp. (a)	15,855	1,977,594

		7,778,917

Energy Equipment & Services—1.8%
Apergy Corp. (a) (b)	88,420	2,986,828
Cactus, Inc. - Class A	96,444	3,309,958

		6,296,786

Entertainment—0.9%
IMAX Corp. (a)	153,155	3,128,957

Food & Staples Retailing—1.0%
Chefs’ Warehouse, Inc. (The) (a)	97,198	3,704,216

Food Products—2.7%
Freshpet, Inc. (a)	96,444	5,698,876
Simply Good Foods Co. (The) (a)	135,270	3,860,606

		9,559,482

Health Care Equipment & Supplies—4.7%
AtriCure, Inc. (a)	60,075	1,953,038
CONMED Corp.	46,076	5,152,679
CryoLife, Inc. (a)	80,125	2,170,586
Penumbra, Inc. (a) (b)	17,092	2,807,703
Quidel Corp. (a)	38,090	2,857,893
STAAR Surgical Co. (a) (b)	49,150	1,728,606

		16,670,505

Health Care Providers & Services—3.5%
Amedisys, Inc. (a)	28,365	4,734,686
BioTelemetry, Inc. (a)	65,276	3,022,279
LHC Group, Inc. (a)	34,146	4,703,953

		12,460,918

Health Care Technology—2.0%
Inovalon Holdings, Inc. - Class A (a)	161,701	3,043,213
Inspire Medical Systems, Inc. (a)	30,211	2,241,958
Phreesia, Inc. (a)	68,980	1,837,627

		7,122,798

Hotels, Restaurants & Leisure—1.9%
Planet Fitness, Inc. - Class A (a)	45,051	3,364,409
Wingstop, Inc.	39,695	3,422,900

		6,787,309

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—3.5%
Goosehead Insurance, Inc. - Class A (b)	103,347	$4,381,913
Kinsale Capital Group, Inc.	57,174	5,812,309
Palomar Holdings, Inc. (a)	45,322	2,288,307

		12,482,529

IT Services—6.1%
EVERTEC, Inc.	83,277	2,834,749
Evo Payments, Inc. - Class A (a)	137,687	3,636,314
InterXion Holding NV (a)	66,726	5,592,306
NIC, Inc.	144,430	3,228,010
WNS Holdings, Ltd. (ADR) (a)	96,193	6,363,167

		21,654,546

Leisure Products—1.0%
Callaway Golf Co.	160,232	3,396,918

Life Sciences Tools & Services—3.3%
NeoGenomics, Inc. (a)	110,443	3,230,458
PRA Health Sciences, Inc. (a)	49,363	5,486,697
Repligen Corp. (a)	30,414	2,813,295

		11,530,450

Machinery—5.6%
Albany International Corp. - Class A	61,873	4,697,398
Chart Industries, Inc. (a)	51,548	3,478,975
Kornit Digital, Ltd. (a)	110,772	3,791,726
Proto Labs, Inc. (a)	30,588	3,106,211
RBC Bearings, Inc. (a)	29,795	4,717,740

		19,792,050

Pharmaceuticals—3.9%
Horizon Therapeutics plc (a)	104,314	3,776,167
MyoKardia, Inc. (a) (b)	33,682	2,454,912
Pacira BioSciences, Inc. (a)	57,909	2,623,278
Reata Pharmaceuticals, Inc. - Class A (a) (b)	12,800	2,616,704
Zogenix, Inc. (a)	41,841	2,181,171

		13,652,232

Professional Services—3.3%
ASGN, Inc. (a)	38,129	2,706,015
Huron Consulting Group, Inc. (a)	65,430	4,496,350
ICF International, Inc.	47,932	4,391,530

		11,593,895

Semiconductors & Semiconductor Equipment—3.8%
Monolithic Power Systems, Inc.	28,809	5,128,578
Rambus, Inc. (a)	158,453	2,182,690
Silicon Laboratories, Inc. (a)	36,543	4,238,257
Silicon Motion Technology Corp. (ADR)	39,482	2,002,133

		13,551,658

Software—9.7%
Cornerstone OnDemand, Inc. (a)	49,575	2,902,616
Envestnet, Inc. (a)	61,834	4,305,502
Five9, Inc. (a)	83,838	5,498,096
Globant S.A. (a)	33,404	3,542,494
Mimecast, Ltd. (a)	78,695	3,413,789
PROS Holdings, Inc. (a)	33,179	1,988,086
Q2 Holdings, Inc. (a)	59,417	4,817,530
Rapid7, Inc. (a)	78,791	4,413,872
RealPage, Inc. (a)	67,983	3,654,086

		34,536,071

Specialty Retail—1.8%
National Vision Holdings, Inc. (a)	123,263	3,997,419
Sonic Automotive, Inc. - Class A	71,057	2,202,767

		6,200,186

Textiles, Apparel & Luxury Goods—2.1%
Columbia Sportswear Co.	43,349	4,343,136
Steven Madden, Ltd.	73,087	3,143,472

		7,486,608

Thrifts & Mortgage Finance—2.7%
Essent Group, Ltd.	67,867	3,528,405
NMI Holdings, Inc. - Class A (a)	111,797	3,709,425
PennyMac Financial Services, Inc.	70,554	2,401,658

		9,639,488

Trading Companies & Distributors—1.7%
SiteOne Landscape Supply, Inc. (a) (b)	67,828	6,148,608

Total Common Stocks (Cost $245,376,905)		343,926,458

Short-Term Investment—3.2%

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $11,279,709; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $11,506,585.	11,279,333	11,279,333

Total Short-Term Investments (Cost $11,279,333)		11,279,333

Securities Lending Reinvestments (c)—9.9%

Certificates of Deposit—1.4%
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	1,000,000	1,001,204
China Construction Bank Corp. 2.300%, 01/21/20	1,000,000	1,000,164

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Industriel et Commercial 1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	1,000,000	$999,994
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	1,000,000	1,000,045
KBC Bank NV Zero Coupon, 02/28/20	993,455	997,230

		4,998,637

Commercial Paper—0.2%
Bank of China, Ltd. 2.280%, 03/09/20	497,150	498,009

Repurchase Agreements—6.9%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $502,543; collateralized by various Common Stock with an aggregate market value of $550,000.	500,000	500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $1,001,838; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $700,066; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $714,000.	700,000	700,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $600,092; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $612,005.	600,000	600,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $300,046; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,000,306; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $2,040,007.	2,000,000	2,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $3,506,737; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $3,576,568.	3,506,439	3,506,439
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $1,010,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $1,060,624.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,000,189; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,220,445.	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $200,019; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $217,778.	200,000	200,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $2,000,677; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $2,170,317.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $5,001,692; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $5,425,792.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $2,400,225; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,650,495.	2,400,000	2,400,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,200,401; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,325,248.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,200,401; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,325,248.	1,200,000	1,200,000

		24,606,439

Time Deposit—0.3%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—1.1%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	1,000,000	$1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	3,000,000	3,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $35,101,234)		35,103,085

Total Investments—110.1% (Cost $291,757,472)		390,308,876
Other assets and liabilities (net)—(10.1)%		(35,645,945)

Net Assets—100.0%		$354,662,931

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $34,301,800 and the collateral received consisted of cash in the amount of $35,097,044. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$343,926,458	$—	$—	$343,926,458
Total Short-Term Investment*	—	11,279,333	—	11,279,333
Securities Lending Reinvestments
Certificates of Deposit	—	4,998,637	—	4,998,637
Commercial Paper	—	498,009	—	498,009
Repurchase Agreements	—	24,606,439	—	24,606,439
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	31,103,085	—	35,103,085
Total Investments	$347,926,458	$42,382,418	$—	$390,308,876

Collateral for Securities Loaned (Liability)	$—	$(35,097,044)	$—	$(35,097,044)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$390,308,876
Receivable for:
Fund shares sold	136,701
Dividends and interest	63,324
Prepaid expenses	1,010

Total Assets	390,509,911
Liabilities
Collateral for securities loaned	35,097,044
Payables for:
Fund shares redeemed	276,456
Accrued Expenses:
Management fees	243,641
Distribution and service fees	14,489
Deferred trustees’ fees	142,145
Other expenses	73,205

Total Liabilities	35,846,980

Net Assets	$354,662,931

Net Assets Consist of:
Paid in surplus	$211,326,525
Distributable earnings (Accumulated losses)	143,336,406

Net Assets	$354,662,931

Net Assets
Class A	$283,409,401
Class B	63,843,120
Class E	7,410,410
Capital Shares Outstanding*
Class A	20,202,141
Class B	5,001,654
Class E	556,720
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.03
Class B	12.76
Class E	13.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $291,757,472.
(b)	Includes securities loaned at value of $34,301,800.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$1,055,203
Interest	122,280
Securities lending income	319,524

Total investment income	1,497,007
Expenses
Management fees	3,091,438
Administration fees	26,756
Custodian and accounting fees	37,658
Distribution and service fees—Class B	158,258
Distribution and service fees—Class E	11,478
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	32,364
Insurance	2,458
Miscellaneous	11,959

Total expenses	3,520,538
Less management fee waiver	(293,493)
Less broker commission recapture	(17,307)

Net expenses	3,209,738

Net Investment Loss	(1,712,731)

Net Realized and Unrealized Gain
Net realized gain on investments	44,646,703

Net change in unrealized appreciation on investments	36,900,025

Net realized and unrealized gain	81,546,728

Net Increase in Net Assets From Operations	$79,833,997

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,712,731)	$(496,277)
Net realized gain	44,646,703	58,287,716
Net change in unrealized appreciation (depreciation)	36,900,025	(47,565,860)

Increase in net assets from operations	79,833,997	10,225,579

From Distributions to Shareholders
Class A	(44,956,326)	(38,694,674)
Class B	(11,174,873)	(9,723,909)
Class E	(1,303,551)	(1,049,323)

Total distributions	(57,434,750)	(49,467,906)

Increase (decrease) in net assets from capital share transactions	27,058,373	(26,909,667)

Total increase (decrease) in net assets	49,457,620	(66,151,994)

Net Assets
Beginning of period	305,205,311	371,357,305

End of period	$354,662,931	$305,205,311

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	728,768	$10,962,896	614,073	$9,428,569
Reinvestments	3,458,179	44,956,326	2,486,804	38,694,674
Redemptions	(2,204,813)	(31,227,798)	(4,771,409)	(76,231,596)

Net increase (decrease)	1,982,134	$24,691,424	(1,670,532)	$(28,108,353)

Class B
Sales	320,538	$4,086,293	576,123	$8,362,589
Reinvestments	943,028	11,174,873	673,401	9,723,909
Redemptions	(990,598)	(12,787,962)	(1,220,790)	(17,664,271)

Net increase	272,968	$2,473,204	28,734	$422,227

Class E
Sales	28,839	$396,683	123,531	$1,861,145
Reinvestments	105,551	1,303,551	70,330	1,049,323
Redemptions	(134,734)	(1,806,489)	(145,020)	(2,134,009)

Net increase (decrease)	(344)	$(106,255)	48,841	$776,459

Increase (decrease) derived from capital shares transactions		$27,058,373		$(26,909,667)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$13.19	$14.98	$12.36	$13.07		$14.70

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)	(0.01)	(0.06)	(0.00	)(b)(c)	(0.04)
Net realized and unrealized gain	3.41	0.43	3.32	0.69		0.47

Total income (loss) from investment operations	3.35	0.42	3.26	0.69		0.43

Less Distributions
Distributions from net realized capital gains	(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Total distributions	(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Net Asset Value, End of Period	$14.03	$13.19	$14.98	$12.36		$13.07

Total Return (%) (d)	26.88	0.55	27.04	6.21		1.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.96	0.97	0.96		0.95
Net ratio of expenses to average net assets (%) (e)	0.89	0.88	0.88	0.87		0.86
Ratio of net investment loss to average net assets (%)	(0.45)	(0.09)	(0.45)	(0.00	)(c)(f)	(0.26)
Portfolio turnover rate (%)	47	44	40	53		64
Net assets, end of period (in millions)	$283.4	$240.4	$298.0	$280.6		$310.7

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$12.22	$14.05	$11.66	$12.43		$14.11

Income (Loss) from Investment Operations
Net investment loss (a)	(0.09)	(0.05)	(0.09)	(0.03	)(c)	(0.07)
Net realized and unrealized gain	3.14	0.43	3.12	0.66		0.45

Total income (loss) from investment operations	3.05	0.38	3.03	0.63		0.38

Less Distributions
Distributions from net realized capital gains	(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Total distributions	(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Net Asset Value, End of Period	$12.76	$12.22	$14.05	$11.66		$12.43

Total Return (%) (d)	26.51	0.28	26.68	6.05		1.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	1.21	1.22	1.21		1.20
Net ratio of expenses to average net assets (%) (e)	1.14	1.13	1.13	1.12		1.11
Ratio of net investment loss to average net assets (%)	(0.70)	(0.33)	(0.70)	(0.25	)(c)	(0.51)
Portfolio turnover rate (%)	47	44	40	53		64
Net assets, end of period (in millions)	$63.8	$57.8	$66.0	$60.1		$64.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$12.64	$14.45	$11.97	$12.71		$14.37

Income (Loss) from Investment Operations
Net investment loss (a)	(0.08)	(0.03)	(0.08)	(0.02	)(c)	(0.06)
Net realized and unrealized gain	3.26	0.43	3.20	0.68		0.46

Total income (loss) from investment operations	3.18	0.40	3.12	0.66		0.40

Less Distributions
Distributions from net realized capital gains	(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Total distributions	(2.51)	(2.21)	(0.64)	(1.40)		(2.06)

Net Asset Value, End of Period	$13.31	$12.64	$14.45	$11.97		$12.71

Total Return (%) (d)	26.68	0.43	26.74	6.16		1.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	1.11	1.12	1.11		1.10
Net ratio of expenses to average net assets (%) (e)	1.04	1.03	1.03	1.02		1.01
Ratio of net investment loss to average net assets (%)	(0.60)	(0.22)	(0.60)	(0.15	)(c)	(0.41)
Portfolio turnover rate (%)	47	44	40	53		64
Net assets, end of period (in millions)	$7.4	$7.0	$7.3	$6.4		$6.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $11,279,333. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,606,439. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$156,708,160	$0	$188,937,240

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$3,091,438	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to December 31, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$291,533,818

Gross unrealized appreciation	102,820,536
Gross unrealized depreciation	(4,045,478)

Net unrealized appreciation (depreciation)	$98,775,058

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$621,360	$2,060,229	$56,813,390	$47,407,677	$57,434,750	$49,467,906

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$—	$44,703,496	$98,775,058	$—	$143,478,554

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”) as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the three-year and five-year periods ended October 31, 2019 and unperformed its benchmark for the one-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median, and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2020.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, E and G shares of the MetLife Aggregate Bond Index Portfolio returned 8.64%, 8.34%, 8.41%, and 8.34%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “Committee”) met eight times during the 12-month period and decreased the federal funds rate three times, currently in the 1.50%—1.75% target range. In its December statement, the Committee noted that the labor market remained strong and that economic activity had risen at a moderate rate. Data suggested that while household spending rose at a strong pace during the year, business fixed investment and exports remained weak. The Committee stated that the current stance of monetary policy was appropriate for the continued expansion of economic activity, strong labor market conditions and inflation near the 2% objective. The Committee affirmed their focus on relevant economic information to monitor the target range for the federal funds rate, including global developments and muted inflation pressures.

Despite some outlook concerns to begin the year, 2019 was a strong year overall for the market. Trade tensions between the United States and China created volatility but eased during the year and resulted in a December deal announcement. Equity indices posted new highs as investors continued to add more risk. Employment remained steady and the unemployment rate continued to sit near record lows. The 3-month / 10-year part of the U.S. Treasury curve inverted (shorter-term interest rates became higher than the long-term interest rates, signaling the potential slowdown in economic growth) in May and normalized later in the year after rate cuts by the Committee. Rates rallied across the curve during 2019, with the 10-year U.S. Treasury decreasing 0.77% to 1.92% and the 30-year U.S. Treasury decreasing 0.63% to 2.39%. The difference between the 10-year and 30-year U.S. Treasury increased from 0.33% to 0.47%, while the 2-year and 10-year U.S. Treasury differential increased from 0.20% to 0.35%.

The benchmark index returned 8.72% in 2019. Corporates were the best performing sector during the period, returning 14.54%. Asset-Backed Securities was the worst performing sector during the period, returning 4.53%. Credit risk decreased as option adjusted spread (“OAS”, incremental yield over similar duration Treasuries) narrowed 15 basis points across the benchmark. Corporate debt was the most sensitive, with OAS narrowing by 60 basis points across the sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the benchmark by holding a subset of its constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	8.64	2.82	3.47
Class B	8.34	2.57	3.21
Class E	8.41	2.67	3.31
Class G	8.34	2.52	3.15
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	68.1
Corporate Bonds & Notes	26.8
Foreign Government	1.6
Mortgage-Backed Securities	1.3
Municipals	0.6
Asset-Backed Securities	0.5

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.27%	$1,000.00	$1,024.00	$1.38
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B (a)	Actual	0.52%	$1,000.00	$1,022.60	$2.65
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class E (a)	Actual	0.42%	$1,000.00	$1,022.20	$2.14
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class G (a)	Actual	0.57%	$1,000.00	$1,022.70	$2.91
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—68.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—27.6%
Fannie Mae 15 Yr. Pool
2.500%, 12/01/27	2,035,801	$2,059,547
2.500%, 02/01/28	1,664,878	1,684,297
2.500%, 07/01/28	2,820,826	2,855,050
2.500%, 10/01/28	1,793,981	1,815,747
2.500%, 03/01/30	1,964,393	1,988,930
2.500%, 09/01/31	3,097,630	3,137,352
2.500%, 01/01/32	1,012,126	1,025,095
2.500%, 04/01/32	2,189,456	2,216,402
2.500%, 09/01/32	720,053	728,915
2.500%, 12/01/34	2,483,573	2,506,541
3.000%, 01/01/27	707,310	726,116
3.000%, 02/01/27	1,196,001	1,227,801
3.000%, 03/01/27	606,312	622,947
3.000%, 01/01/29	3,091,696	3,180,815
3.000%, 10/01/29	1,389,467	1,428,616
3.000%, 06/01/30	1,593,734	1,640,823
3.000%, 02/01/33	3,801,504	3,912,038
3.500%, 02/01/26	987,056	1,025,618
3.500%, 03/01/26	447,128	464,291
3.500%, 05/01/29	1,327,106	1,379,632
3.500%, 08/01/32	618,263	642,927
3.500%, 03/01/34	1,477,317	1,536,578
4.000%, 01/01/20	1,564	1,564
4.000%, 06/01/24	113,430	118,391
4.000%, 11/01/24	712,871	744,052
4.000%, 08/01/34	2,340,993	2,454,888
4.500%, 08/01/24	196,498	203,888
4.500%, 06/01/25	383,305	399,409
5.000%, 02/01/20	1,138	1,138
5.000%, 01/01/22	20,040	20,404
5.000%, 02/01/24	140,841	144,629
Fannie Mae 20 Yr. Pool
3.000%, 02/01/33	1,203,874	1,241,083
3.000%, 08/01/35	1,715,545	1,767,531
3.000%, 05/01/36	2,353,129	2,417,135
3.500%, 04/01/32	1,050,961	1,100,281
3.500%, 09/01/35	1,536,214	1,606,749
3.500%, 07/01/38	1,951,883	2,026,593
4.000%, 02/01/31	445,946	474,702
4.000%, 03/01/38	1,485,838	1,556,813
4.000%, 07/01/38	1,921,694	2,013,485
4.500%, 08/01/30	264,849	283,086
5.000%, 02/01/24	69,272	73,971
5.000%, 09/01/25	73,026	78,046
5.500%, 07/01/23	43,138	46,442
5.500%, 01/01/24	29,458	31,714
5.500%, 07/01/24	85,203	91,774
5.500%, 07/01/25	84,425	90,974
7.000%, 10/01/21	1,691	1,739
Fannie Mae 30 Yr. Pool
2.500%, 01/01/50	3,000,000	2,966,773
3.000%, 08/01/42	1,194,363	1,230,508
3.000%, 09/01/42	1,527,387	1,573,610
3.000%, 11/01/42	1,779,294	1,833,140
3.000%, 12/01/42	3,668,530	3,779,550

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 01/01/43	900,675	927,932
3.000%, 02/01/43	3,611,532	3,720,827
3.000%, 03/01/43	3,656,944	3,772,447
3.000%, 05/01/43	2,683,736	2,761,057
3.000%, 07/01/43	7,520,118	7,742,984
3.000%, 09/01/43	1,442,861	1,484,431
3.000%, 05/01/45	2,522,488	2,592,778
3.000%, 05/01/46	2,586,052	2,646,829
3.000%, 06/01/46	3,390,094	3,469,767
3.000%, 08/01/46	3,437,651	3,518,441
3.000%, 02/01/47	7,885,152	8,070,465
3.000%, 11/01/49	2,979,310	3,022,338
3.000%, 12/01/49	4,986,372	5,058,385
3.000%, 01/01/50	5,000,000	5,068,314
3.500%, 12/01/40	1,309,155	1,379,273
3.500%, 03/01/42	902,848	950,364
3.500%, 04/01/42	2,117,256	2,228,684
3.500%, 05/01/42	2,163,019	2,276,855
3.500%, 06/01/42	1,541,550	1,622,679
3.500%, 08/01/42	984,032	1,035,820
3.500%, 09/01/42	3,199,402	3,367,782
3.500%, 10/01/42	1,731,680	1,822,816
3.500%, 01/01/43	1,203,666	1,267,014
3.500%, 02/01/43	1,996,501	2,108,036
3.500%, 04/01/43	2,451,113	2,585,809
3.500%, 06/01/43	1,280,696	1,341,011
3.500%, 08/01/44	1,708,746	1,789,798
3.500%, 02/01/45	2,147,896	2,249,778
3.500%, 03/01/45	3,521,457	3,684,227
3.500%, 04/01/45	3,920,424	4,104,997
3.500%, 09/01/45	7,498,832	7,837,924
3.500%, 11/01/45	2,475,584	2,587,528
3.500%, 01/01/46	2,977,457	3,112,096
3.500%, 03/01/46	2,871,485	2,993,890
3.500%, 05/01/46	2,254,678	2,350,791
3.500%, 04/01/47	6,340,282	6,585,346
3.500%, 11/01/47	5,396,197	5,604,771
3.500%, 03/01/48	4,563,843	4,703,778
3.500%, 02/01/49	1,517,817	1,564,356
3.500%, 08/01/49	1,907,969	1,962,849
3.500%, 10/01/49	3,441,777	3,540,774
4.000%, 08/01/39	680,399	729,146
4.000%, 09/01/39	612,765	656,666
4.000%, 12/01/39	749,968	803,699
4.000%, 06/01/40	569,738	610,678
4.000%, 09/01/40	501,584	537,627
4.000%, 12/01/40	3,670,642	3,934,404
4.000%, 01/01/41	1,838,625	1,970,744
4.000%, 02/01/41	2,335,548	2,503,374
4.000%, 12/01/41	891,213	953,644
4.000%, 02/01/42	969,837	1,037,776
4.000%, 09/01/43	1,351,273	1,442,510
4.000%, 02/01/44	2,288,093	2,444,409
4.000%, 05/01/44	1,425,558	1,516,236
4.000%, 08/01/44	2,151,909	2,288,790

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 10/01/44	1,150,435	$1,223,613
4.000%, 11/01/44	2,527,716	2,662,282
4.000%, 01/01/45	1,934,483	2,057,534
4.000%, 03/01/45	1,256,032	1,331,422
4.000%, 10/01/45	2,243,168	2,377,809
4.000%, 03/01/47	841,992	885,227
4.000%, 05/01/47	1,187,596	1,248,596
4.000%, 06/01/47	6,373,899	6,701,290
4.000%, 07/01/47	1,603,033	1,685,372
4.000%, 10/01/47	2,030,986	2,135,307
4.000%, 05/01/48	2,967,441	3,090,241
4.000%, 06/01/48	2,893,434	3,013,172
4.000%, 07/01/48	2,147,573	2,236,445
4.000%, 09/01/48	1,149,258	1,196,817
4.000%, 10/01/48	1,752,092	1,826,499
4.000%, 11/01/48	2,140,482	2,231,383
4.000%, 04/01/49	3,468,459	3,607,808
4.500%, 08/01/33	143,438	153,645
4.500%, 10/01/33	136,231	145,926
4.500%, 04/01/34	61,230	65,603
4.500%, 01/01/39	40,155	43,750
4.500%, 07/01/39	975,921	1,063,350
4.500%, 09/01/39	1,348,240	1,469,024
4.500%, 10/01/39	654,818	713,481
4.500%, 05/01/40	865,999	940,975
4.500%, 08/01/40	1,343,610	1,459,444
4.500%, 11/01/40	720,110	782,191
4.500%, 12/01/40	1,280,540	1,390,937
4.500%, 04/01/41	3,297,376	3,581,634
4.500%, 05/01/41	804,970	874,362
4.500%, 03/01/44	763,005	824,099
4.500%, 08/01/47	1,827,000	1,945,133
4.500%, 08/01/48	4,171,496	4,407,217
4.500%, 10/01/48	1,359,927	1,436,773
4.500%, 12/01/48	1,998,806	2,111,754
5.000%, 07/01/33	83,081	91,333
5.000%, 08/01/33	301,189	331,105
5.000%, 09/01/33	118,457	130,223
5.000%, 10/01/33	1,226,862	1,348,721
5.000%, 03/01/34	141,142	155,161
5.000%, 04/01/34	340,707	376,162
5.000%, 05/01/34	45,023	49,863
5.000%, 09/01/34	144,335	159,850
5.000%, 02/01/35	65,443	72,477
5.000%, 04/01/35	50,809	56,279
5.000%, 05/01/35	38,418	42,554
5.000%, 11/01/35	88,816	98,377
5.000%, 03/01/36	325,525	360,568
5.000%, 07/01/37	305,758	337,746
5.000%, 01/01/39	250,559	276,773
5.000%, 04/01/40	919,950	1,014,477
5.000%, 07/01/41	590,551	651,105
5.000%, 04/01/49	2,248,929	2,407,964
5.500%, 10/01/32	26,080	28,199
5.500%, 02/01/33	59,716	66,867

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 03/01/33	221,793	248,470
5.500%, 08/01/33	429,281	480,915
5.500%, 10/01/33	55,068	61,691
5.500%, 12/01/33	477,737	535,199
5.500%, 02/01/34	91,981	103,070
5.500%, 03/01/34	87,739	98,317
5.500%, 04/01/34	29,406	32,951
5.500%, 06/01/34	127,142	142,470
5.500%, 09/01/34	116,615	130,674
5.500%, 12/01/34	85,844	96,193
5.500%, 01/01/35	98,236	110,079
5.500%, 04/01/35	44,974	50,385
5.500%, 06/01/35	94,777	106,179
5.500%, 01/01/37	112,656	126,105
5.500%, 05/01/37	84,248	94,261
5.500%, 05/01/38	48,234	53,952
5.500%, 06/01/38	65,096	72,812
5.500%, 07/01/38	34,213	38,268
6.000%, 08/01/28	1,630	1,635
6.000%, 11/01/28	415	445
6.000%, 12/01/28	498	547
6.000%, 06/01/31	31,107	33,294
6.000%, 09/01/32	50,235	56,707
6.000%, 01/01/33	11,168	12,365
6.000%, 02/01/33	49,155	55,020
6.000%, 03/01/33	65,672	68,146
6.000%, 04/01/33	180,133	194,097
6.000%, 05/01/33	134,494	145,036
6.000%, 05/01/34	67,544	71,110
6.000%, 09/01/34	62,341	67,242
6.000%, 11/01/34	168,354	192,256
6.000%, 01/01/35	60,310	67,221
6.000%, 07/01/36	23,977	27,217
6.000%, 09/01/36	79,892	91,462
6.000%, 07/01/37	44,700	47,928
6.000%, 08/01/37	118,865	135,327
6.000%, 09/01/37	209,384	238,620
6.000%, 10/01/37	76,971	87,376
6.000%, 05/01/38	324,110	370,965
6.000%, 12/01/38	78,187	88,992
6.500%, 05/01/28	24,779	27,523
6.500%, 12/01/28	96,604	103,055
6.500%, 03/01/29	1,888	2,069
6.500%, 04/01/29	16,300	18,149
6.500%, 05/01/29	3,948	4,426
6.500%, 08/01/29	694	760
6.500%, 05/01/30	12,268	12,586
6.500%, 09/01/31	3,486	3,687
6.500%, 06/01/32	13,308	15,301
6.500%, 10/01/33	57,244	62,460
6.500%, 10/01/34	155,669	178,930
6.500%, 10/01/37	39,397	44,982
7.000%, 06/01/26	268	282
7.000%, 06/01/28	5,798	5,911
7.000%, 10/01/29	4,908	5,609

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.000%, 12/01/29	2,834	$2,985
7.000%, 06/01/32	41,591	47,958
7.000%, 10/01/37	97,721	115,991
7.500%, 09/01/25	1,928	2,134
7.500%, 06/01/26	2,052	2,301
7.500%, 07/01/29	5,965	6,818
7.500%, 10/01/29	2,404	2,499
8.000%, 11/01/29	69	82
8.000%, 05/01/30	14,411	15,565
8.000%, 11/01/30	1,551	1,819
8.000%, 01/01/31	1,073	1,230
8.000%, 02/01/31	3,031	3,615
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	920,384	931,626
2.500%, 02/01/28	1,558,210	1,577,974
2.500%, 04/01/28	1,204,395	1,219,671
2.500%, 12/01/29	1,943,617	1,968,562
2.500%, 01/01/31	2,609,549	2,643,601
2.500%, 01/01/32	4,110,199	4,165,210
3.000%, 03/01/27	669,025	687,182
3.000%, 05/01/27	897,225	922,337
3.000%, 11/01/28	1,157,042	1,189,801
3.000%, 12/01/29	2,074,623	2,134,262
3.000%, 05/01/31	2,532,904	2,605,724
3.500%, 12/01/25	664,921	691,236
3.500%, 05/01/26	242,202	251,630
3.500%, 09/01/30	1,683,535	1,750,325
4.000%, 05/01/25	336,697	351,704
4.000%, 08/01/25	156,878	163,871
4.000%, 10/01/25	196,689	205,455
5.500%, 01/01/24	133,015	138,504
Freddie Mac 15 Yr. Pool 3.000%, 10/01/32	1,417,764	1,458,943
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	1,865,311	1,924,113
3.000%, 02/01/37	2,203,438	2,264,662
3.500%, 04/01/32	1,294,820	1,356,359
4.000%, 01/01/31	495,010	527,220
4.000%, 08/01/31	501,627	533,615
4.500%, 05/01/29	120,008	128,359
5.000%, 03/01/27	55,553	59,972
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	1,891,962	1,950,407
3.000%, 01/01/43	1,752,001	1,806,122
3.000%, 03/01/43	4,643,378	4,782,240
3.000%, 04/01/43	3,150,447	3,246,179
3.000%, 06/01/43	1,558,303	1,604,198
3.000%, 07/01/43	2,778,551	2,860,385
3.000%, 06/01/45	3,123,770	3,205,391
3.000%, 06/01/46	3,389,628	3,471,415
3.000%, 11/01/46	3,582,340	3,668,778
3.000%, 01/01/47	5,788,956	5,928,637
3.500%, 01/01/42	956,913	1,009,009
3.500%, 03/01/42	871,774	918,208
3.500%, 08/01/42	2,441,323	2,571,356

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 02/01/43	1,249,640	1,316,200
3.500%, 05/01/43	1,921,637	2,024,066
3.500%, 06/01/43	1,203,941	1,268,115
3.500%, 06/01/44	1,373,342	1,439,372
3.500%, 10/01/44	1,459,669	1,529,849
3.500%, 11/01/44	2,164,693	2,278,017
3.500%, 12/01/44	1,980,852	2,076,090
3.500%, 05/01/45	2,451,677	2,564,054
3.500%, 08/01/45	2,875,734	3,027,132
3.500%, 11/01/45	2,608,968	2,728,555
3.500%, 12/01/45	1,580,314	1,652,750
3.500%, 03/01/46	4,818,078	5,033,209
3.500%, 06/01/47	2,843,611	2,955,368
3.500%, 08/01/47	1,841,295	1,913,660
3.500%, 11/01/47	2,296,659	2,386,920
3.500%, 02/01/48	4,785,801	4,973,888
4.000%, 06/01/39	472,947	507,072
4.000%, 12/01/39	646,466	693,111
4.000%, 11/01/40	752,121	806,636
4.000%, 04/01/41	767,183	821,408
4.000%, 09/01/41	798,724	855,178
4.000%, 10/01/41	1,791,655	1,918,290
4.000%, 11/01/41	723,032	774,136
4.000%, 10/01/43	2,290,254	2,446,212
4.000%, 07/01/44	2,041,792	2,172,918
4.000%, 10/01/44	1,544,449	1,643,635
4.000%, 07/01/45	2,424,462	2,571,533
4.000%, 01/01/46	2,410,825	2,557,069
4.000%, 02/01/46	1,315,357	1,395,148
4.000%, 06/01/47	2,865,939	3,014,859
4.000%, 10/01/47	1,374,892	1,446,334
4.000%, 11/01/47	1,391,111	1,463,395
4.000%, 03/01/48	2,179,968	2,293,243
4.000%, 05/01/48	1,434,572	1,494,879
4.000%, 10/01/48	1,721,649	1,795,892
4.000%, 11/01/48	2,038,378	2,124,068
4.000%, 01/01/49	1,259,060	1,311,989
4.500%, 10/01/35	227,653	244,012
4.500%, 06/01/38	355,101	380,618
4.500%, 02/01/39	244,789	266,906
4.500%, 03/01/39	204,441	222,895
4.500%, 04/01/39	392,408	427,829
4.500%, 09/01/39	423,687	461,932
4.500%, 10/01/39	1,114,937	1,215,579
4.500%, 11/01/39	313,967	342,307
4.500%, 01/01/40	229,011	249,683
4.500%, 05/01/40	422,580	459,279
4.500%, 11/01/40	712,429	774,299
4.500%, 02/01/41	118,125	128,387
4.500%, 05/01/41	378,998	411,926
4.500%, 06/01/41	270,009	293,467
4.500%, 12/01/43	630,681	683,803
4.500%, 12/01/45	766,592	828,602
4.500%, 08/01/47	1,749,005	1,863,128
4.500%, 08/01/48	983,721	1,040,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 10/01/48	1,678,949	$1,775,003
4.500%, 12/01/48	1,257,020	1,328,935
5.000%, 10/01/33	380,864	418,946
5.000%, 03/01/34	50,325	55,769
5.000%, 08/01/35	250,900	278,081
5.000%, 09/01/35	97,670	108,252
5.000%, 10/01/35	87,549	97,034
5.000%, 01/01/36	283,509	314,224
5.000%, 04/01/38	153,853	170,081
5.000%, 11/01/39	817,526	902,845
5.000%, 05/01/40	1,077,029	1,188,312
5.500%, 06/01/34	131,225	147,133
5.500%, 10/01/35	87,126	97,668
5.500%, 12/01/35	298,180	334,261
5.500%, 01/01/36	222,926	249,900
5.500%, 12/01/37	211,092	236,472
5.500%, 04/01/38	883,860	989,126
5.500%, 07/01/38	101,566	113,662
5.500%, 08/01/38	303,189	339,299
6.000%, 11/01/28	4,269	4,648
6.000%, 12/01/28	3,136	3,449
6.000%, 04/01/29	1,597	1,723
6.000%, 06/01/31	1,712	1,856
6.000%, 07/01/31	396	445
6.000%, 09/01/31	47,639	50,074
6.000%, 11/01/32	11,752	13,090
6.000%, 06/01/34	40,110	42,729
6.000%, 11/01/35	50,955	57,431
6.000%, 02/01/36	78,642	85,477
6.000%, 08/01/36	25,048	28,540
6.000%, 10/01/36	85,850	97,951
6.000%, 11/01/36	44,396	48,419
6.000%, 01/01/37	34,123	37,597
6.000%, 02/01/38	91,259	103,667
6.000%, 11/01/39	752,535	862,423
6.000%, 04/01/40	256,499	298,100
6.500%, 02/01/30	4,396	4,817
6.500%, 08/01/31	5,032	5,773
6.500%, 10/01/31	6,041	6,404
6.500%, 11/01/31	10,350	11,901
6.500%, 03/01/32	181,308	207,757
6.500%, 04/01/32	173,169	199,282
6.500%, 09/01/36	223,537	263,190
6.500%, 11/01/37	74,162	86,023
7.000%, 12/01/27	706	794
7.000%, 11/01/28	1,914	2,172
7.000%, 04/01/29	1,768	2,013
7.000%, 05/01/29	542	593
7.000%, 06/01/29	4,855	5,156
7.000%, 07/01/29	575	621
7.000%, 01/01/31	37,756	39,290
7.500%, 08/01/24	5,328	5,352
7.500%, 10/01/27	4,438	5,027
7.500%, 10/01/29	6,592	7,682
7.500%, 05/01/30	10,116	11,552

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
8.000%, 02/01/27	1,741	1,989
8.000%, 10/01/28	3,126	3,574
Freddie Mac 30 Yr. Pool
3.000%, 01/01/48	1,693,646	1,727,397
3.000%, 09/01/49	4,901,545	4,972,333
3.000%, 12/01/49	4,983,896	5,055,873
3.500%, 10/01/47	2,314,414	2,403,874
3.500%, 04/01/49	2,624,085	2,698,637
3.500%, 05/01/49	1,596,897	1,642,266
3.500%, 10/01/49	2,454,985	2,525,599
4.000%, 02/01/49	1,237,633	1,288,842
4.000%, 06/01/49	2,085,910	2,168,717
4.500%, 01/01/49	1,187,149	1,254,250
4.500%, 09/01/49	2,327,435	2,454,351
Freddie Mac Multifamily Structured Pass-Through Certificates
3.060%, 07/25/23 (a)	4,800,000	4,958,398
3.117%, 06/25/27	2,000,000	2,103,285
3.171%, 10/25/24	975,000	1,020,091
3.187%, 09/25/27 (a)	1,265,000	1,335,597
3.194%, 07/25/27	685,000	724,078
3.458%, 08/25/23 (a)	2,000,000	2,093,589
3.780%, 10/25/28 (a)	4,000,000	4,376,941
3.920%, 09/25/28 (a)	2,900,000	3,210,750
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	1,302,381	1,339,902
5.000%, 10/15/20	17,482	17,596
5.000%, 01/15/21	17,096	17,115
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	1,660,227	1,721,924
3.000%, 12/15/42	1,371,354	1,422,316
3.000%, 02/15/43	1,069,054	1,108,782
3.000%, 03/15/43	1,234,104	1,279,860
3.000%, 05/15/43	1,761,586	1,826,899
3.000%, 07/15/43	1,166,470	1,209,719
3.500%, 02/15/42	518,558	546,158
3.500%, 05/15/42	727,997	766,744
4.000%, 07/15/39	1,101,589	1,164,751
4.000%, 07/15/40	658,966	696,685
4.500%, 01/15/39	170,389	184,332
4.500%, 04/15/39	505,731	547,305
4.500%, 05/15/39	967,080	1,046,580
4.500%, 08/15/39	465,961	504,265
4.500%, 01/15/40	437,328	473,278
4.500%, 04/15/40	401,056	435,117
4.500%, 02/15/41	144,737	156,851
4.500%, 04/15/41	278,194	298,205
5.000%, 12/15/35	175,028	191,599
5.000%, 12/15/36	66,992	71,485
5.000%, 01/15/39	505,199	553,516
5.000%, 02/15/39	107,354	118,971
5.000%, 08/15/39	673,362	733,996
5.000%, 09/15/39	157,589	169,981
5.000%, 12/15/39	348,388	378,673
5.000%, 05/15/40	565,622	608,103
5.500%, 03/15/36	84,147	89,528

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.500%, 01/15/37	201,893	$220,407
5.500%, 11/15/37	278,197	309,740
5.500%, 09/15/38	20,667	21,643
5.500%, 08/15/39	423,719	474,114
6.000%, 01/15/29	1,981	2,142
6.000%, 01/15/33	118,216	133,390
6.000%, 03/15/35	113,893	129,842
6.000%, 12/15/35	63,098	70,189
6.000%, 06/15/36	78,498	88,205
6.000%, 09/15/36	96,037	108,530
6.000%, 07/15/38	577,809	663,888
6.500%, 05/15/23	647	649
6.500%, 02/15/27	14,495	15,647
6.500%, 07/15/28	6,783	7,371
6.500%, 08/15/28	6,362	6,926
6.500%, 11/15/28	4,193	4,643
6.500%, 12/15/28	7,270	7,734
6.500%, 07/15/29	1,691	1,753
6.500%, 05/15/36	100,365	114,717
7.000%, 01/15/28	860	944
7.000%, 05/15/28	4,563	4,763
7.000%, 06/15/28	5,506	6,112
7.000%, 10/15/28	5,294	5,774
7.000%, 09/15/29	1,497	1,512
7.000%, 01/15/31	1,127	1,166
7.000%, 03/15/31	611	652
7.000%, 07/15/31	228,041	260,712
7.000%, 08/15/31	44,274	50,780
7.000%, 02/15/32	7,043	7,109
7.000%, 07/15/32	12,688	14,660
8.000%, 08/15/26	1,971	2,172
8.000%, 09/15/26	1,894	2,036
8.000%, 06/15/29	18,625	19,965
9.000%, 11/15/24	569	574
Ginnie Mae II 30 Yr. Pool
3.000%, 12/20/42	1,555,460	1,611,179
3.000%, 03/20/43	2,283,518	2,368,441
3.000%, 12/20/44	1,898,791	1,964,012
3.000%, 04/20/45	1,771,931	1,831,916
3.000%, 08/20/45	2,716,883	2,808,857
3.000%, 11/20/45	1,544,590	1,596,879
3.000%, 01/20/46	2,706,116	2,797,725
3.000%, 09/20/46	3,134,365	3,233,701
3.000%, 10/20/46	3,174,669	3,275,283
3.000%, 11/20/46	3,303,462	3,408,157
3.000%, 01/20/47	3,358,809	3,465,258
3.000%, 04/20/47	1,369,953	1,412,330
3.000%, 02/20/48	2,519,119	2,597,043
3.000%, 10/20/49	2,986,183	3,068,956
3.000%, 12/20/49	5,000,000	5,134,815
3.500%, 12/20/41	935,810	987,796
3.500%, 03/20/42	1,975,377	2,079,850
3.500%, 08/20/42	900,693	948,328
3.500%, 01/20/43	2,597,287	2,740,552
3.500%, 04/20/43	1,081,663	1,152,105

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 05/20/43	1,830,010	1,921,984
3.500%, 07/20/44	2,261,030	2,369,278
3.500%, 02/20/45	2,436,970	2,553,641
3.500%, 06/20/45	1,547,598	1,615,338
3.500%, 08/20/45	3,613,257	3,771,414
3.500%, 09/20/45	4,199,571	4,383,391
3.500%, 10/20/45	2,468,370	2,576,413
3.500%, 12/20/45	2,207,453	2,304,076
3.500%, 01/20/46	2,178,976	2,274,352
3.500%, 02/20/46	1,797,178	1,875,843
3.500%, 06/20/46	2,086,174	2,175,189
3.500%, 02/20/47	3,475,103	3,623,383
3.500%, 03/20/47	3,113,798	3,234,363
3.500%, 06/20/47	4,031,926	4,188,040
3.500%, 09/20/47	1,428,124	1,483,420
3.500%, 12/20/47	6,755,959	7,017,547
3.500%, 10/20/48	766,556	794,741
3.500%, 05/20/49	1,938,168	2,008,874
3.500%, 07/20/49	1,968,415	2,040,224
3.500%, 09/20/49	4,963,758	5,144,840
3.500%, 10/20/49	2,987,067	3,096,038
4.000%, 11/20/40	873,326	932,191
4.000%, 12/20/40	1,032,856	1,102,474
4.000%, 05/20/43	1,672,664	1,803,566
4.000%, 11/20/43	608,731	646,338
4.000%, 02/20/44	2,380,243	2,577,927
4.000%, 04/20/44	863,942	913,156
4.000%, 05/20/44	1,043,744	1,103,200
4.000%, 09/20/44	1,643,316	1,736,926
4.000%, 10/20/44	2,346,089	2,479,732
4.000%, 11/20/44	453,056	478,864
4.000%, 10/20/45	1,828,887	1,927,083
4.000%, 11/20/45	969,563	1,021,620
4.000%, 02/20/47	2,438,626	2,560,474
4.000%, 03/20/47	504,958	530,189
4.000%, 04/20/47	2,072,120	2,168,691
4.000%, 05/20/47	2,233,173	2,337,249
4.000%, 09/20/47	1,893,002	1,981,225
4.000%, 07/20/48	1,636,808	1,704,110
4.000%, 08/20/48	1,145,691	1,192,800
4.000%, 09/20/48	2,056,771	2,141,342
4.000%, 11/20/48	3,099,504	3,226,950
4.000%, 07/20/49	2,942,233	3,051,510
4.500%, 08/20/40	717,789	771,930
4.500%, 12/20/40	479,308	515,461
4.500%, 04/20/41	398,826	428,619
4.500%, 03/20/42	334,403	359,385
4.500%, 10/20/43	499,671	539,493
4.500%, 02/20/44	1,004,042	1,084,060
4.500%, 04/20/45	904,241	976,305
4.500%, 03/20/47	1,145,247	1,213,204
4.500%, 11/20/47	1,175,911	1,238,531
4.500%, 08/20/48	6,849,341	7,189,599
4.500%, 03/20/49	1,483,148	1,556,827
5.000%, 08/20/40	331,946	362,979

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
5.000%, 10/20/40	347,835	$380,355
5.000%, 06/20/44	745,152	814,816
5.000%, 10/20/48	1,441,000	1,516,951
5.000%, 01/20/49	1,264,703	1,331,362
6.500%, 06/20/31	13,499	15,414
6.500%, 11/20/38	289,443	338,534
7.500%, 02/20/28	1,358	1,518

		698,266,355

Federal Agencies—1.2%
Federal Home Loan Bank
3.000%, 10/12/21	9,700,000	9,935,419
3.250%, 11/16/28	1,800,000	1,970,460
Federal Home Loan Mortgage Corp.
1.125%, 08/12/21 (b)	5,200,000	5,160,116
1.375%, 05/01/20	2,645,000	2,642,487
Federal National Mortgage Association
2.125%, 04/24/26	3,500,000	3,553,060
2.625%, 09/06/24 (b)	2,000,000	2,082,640
6.625%, 11/15/30	2,450,000	3,492,328
Tennessee Valley Authority 5.250%, 09/15/39 (b)	1,350,000	1,861,407

		30,697,917

U.S. Treasury—39.3%
U.S. Treasury Bonds
2.250%, 08/15/46	3,000,000	2,923,125
2.250%, 08/15/49 (b)	14,900,000	14,499,562
2.500%, 02/15/46	8,200,000	8,392,188
2.500%, 05/15/46	4,800,000	4,912,500
2.750%, 08/15/42	2,020,000	2,161,716
2.750%, 11/15/42	3,200,000	3,423,000
2.750%, 08/15/47	3,000,000	3,225,469
2.750%, 11/15/47	7,300,000	7,847,500
2.875%, 05/15/43	5,760,000	6,288,300
2.875%, 11/15/46	4,600,000	5,058,563
3.000%, 11/15/44	13,600,000	15,195,875
3.000%, 02/15/47	7,000,000	7,884,844
3.000%, 05/15/47	5,800,000	6,532,250
3.000%, 08/15/48	13,200,000	14,907,750
3.000%, 02/15/49	7,300,000	8,256,984
3.125%, 11/15/41	3,000,000	3,409,219
3.125%, 02/15/42 (b)	1,800,000	2,045,531
3.125%, 02/15/43	3,270,000	3,716,048
3.125%, 08/15/44 (b)	4,700,000	5,359,469
3.375%, 05/15/44	3,000,000	3,558,281
3.375%, 11/15/48	6,000,000	7,257,188
3.500%, 02/15/39	2,080,000	2,496,650
3.625%, 08/15/43 (b)	2,600,000	3,195,156
3.625%, 02/15/44	8,020,000	9,877,131
3.750%, 11/15/43 (b)	2,600,000	3,258,125
4.250%, 05/15/39	2,500,000	3,294,922
4.250%, 11/15/40	4,280,000	5,674,344
4.375%, 11/15/39	1,900,000	2,546,297

U.S. Treasury—(Continued)
U.S. Treasury Bonds
4.375%, 05/15/40	3,220,000	4,330,397
4.375%, 05/15/41	1,350,000	1,822,711
4.500%, 02/15/36 (b)	1,600,000	2,124,750
4.625%, 02/15/40	3,000,000	4,153,594
5.000%, 05/15/37 (b)	1,560,000	2,211,056
5.250%, 02/15/29 (b)	750,000	959,531
5.375%, 02/15/31	3,675,000	4,935,410
6.250%, 08/15/23	7,700,000	8,942,828
6.250%, 05/15/30	2,500,000	3,517,578
6.375%, 08/15/27	2,900,000	3,837,063
6.500%, 11/15/26 (b)	2,500,000	3,258,984
7.125%, 02/15/23	11,125,000	12,995,391
7.250%, 08/15/22	6,120,000	7,003,097
7.875%, 02/15/21	4,450,000	4,754,025
8.000%, 11/15/21	2,920,000	3,259,564
8.125%, 08/15/21	1,250,000	1,379,590
U.S. Treasury Notes
1.125%, 02/28/21 (b)	10,100,000	10,041,215
1.125%, 06/30/21	14,200,000	14,102,375
1.125%, 07/31/21 (b)	12,300,000	12,208,711
1.125%, 08/31/21	6,300,000	6,251,027
1.250%, 03/31/21 (b)	6,100,000	6,072,359
1.250%, 07/31/23	8,600,000	8,485,109
1.375%, 01/31/21	5,100,000	5,085,855
1.500%, 10/31/24 (b)	8,100,000	8,032,922
1.500%, 08/15/26 (b)	10,600,000	10,394,625
1.625%, 06/30/21 (b)	9,000,000	9,003,516
1.625%, 11/15/22	5,000,000	5,003,516
1.625%, 05/31/23	7,900,000	7,900,617
1.625%, 02/15/26	12,400,000	12,289,562
1.625%, 05/15/26	10,900,000	10,789,297
1.625%, 09/30/26	6,000,000	5,928,750
1.625%, 08/15/29	8,200,000	7,982,054
1.750%, 11/30/21	11,000,000	11,033,945
1.750%, 02/28/22	9,000,000	9,033,047
1.750%, 05/15/22 (b)	8,000,000	8,030,000
1.750%, 05/31/22	5,100,000	5,120,719
1.750%, 07/15/22	9,000,000	9,035,859
1.750%, 05/15/23 (b)	22,720,000	22,808,750
1.875%, 02/28/22	9,000,000	9,055,547
1.875%, 03/31/22	11,000,000	11,070,469
1.875%, 04/30/22 (b)	12,100,000	12,180,352
1.875%, 07/31/22	11,100,000	11,179,781
1.875%, 08/31/22	7,400,000	7,454,922
1.875%, 09/30/22	16,900,000	17,030,711
1.875%, 08/31/24	10,200,000	10,288,453
1.875%, 06/30/26	6,900,000	6,933,961
2.000%, 02/28/21	5,000,000	5,020,898
2.000%, 10/31/21	6,000,000	6,044,766
2.000%, 11/15/21 (b)	3,000,000	3,023,438
2.000%, 02/15/22	17,700,000	17,849,344
2.000%, 11/30/22	6,700,000	6,776,422
2.000%, 02/15/23 (b)	6,900,000	6,980,859
2.000%, 05/31/24 (b)	8,400,000	8,516,813
2.000%, 02/15/25	15,500,000	15,726,445

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.000%, 08/15/25	14,100,000	$14,293,875
2.000%, 11/15/26	7,300,000	7,384,406
2.125%, 06/30/21	12,000,000	12,094,219
2.125%, 08/15/21	8,710,000	8,781,449
2.125%, 12/31/21	11,900,000	12,024,578
2.125%, 12/31/22	7,200,000	7,310,250
2.125%, 02/29/24	12,000,000	12,222,188
2.125%, 03/31/24	13,100,000	13,343,578
2.125%, 05/15/25	11,900,000	12,147,297
2.125%, 05/31/26 (b)	6,800,000	6,936,531
2.250%, 02/15/21 (b)	11,000,000	11,074,766
2.250%, 03/31/21 (b)	9,000,000	9,068,555
2.250%, 04/30/21	10,000,000	10,085,156
2.250%, 07/31/21	13,000,000	13,131,016
2.250%, 11/15/24	18,100,000	18,575,125
2.250%, 11/15/25	10,800,000	11,095,312
2.250%, 02/15/27	9,900,000	10,179,984
2.250%, 08/15/27 (b)	2,100,000	2,160,047
2.250%, 11/15/27	7,600,000	7,817,313
2.375%, 04/15/21	5,000,000	5,048,633
2.375%, 08/15/24	15,900,000	16,388,180
2.375%, 05/15/27	8,000,000	8,298,750
2.375%, 05/15/29	6,800,000	7,073,063
2.500%, 03/31/23	7,800,000	8,016,938
2.500%, 08/15/23	14,400,000	14,833,125
2.500%, 05/15/24	10,000,000	10,348,437
2.500%, 02/28/26	6,700,000	6,982,133
2.625%, 12/31/23	6,900,000	7,157,672
2.625%, 02/15/29	10,000,000	10,604,687
2.750%, 08/31/23	4,800,000	4,988,250
2.750%, 11/15/23	19,335,000	20,123,505
2.750%, 02/15/24	12,400,000	12,934,750
2.750%, 02/28/25	6,900,000	7,256,859
2.750%, 02/15/28 (b)	9,100,000	9,702,875
2.875%, 10/15/21	3,900,000	3,987,293
2.875%, 04/30/25	8,400,000	8,894,812
2.875%, 07/31/25	6,600,000	6,999,094
2.875%, 05/15/28	12,900,000	13,895,719
2.875%, 08/15/28	6,000,000	6,471,563
3.125%, 11/15/28	8,000,000	8,803,750
3.625%, 02/15/21	1,500,000	1,532,695

		996,518,995

Total U.S. Treasury & Government Agencies (Cost $1,671,259,130)		1,725,483,267

Corporate Bonds & Notes—26.8%

Aerospace/Defense—0.6%
Boeing Co. (The) 7.250%, 06/15/25	460,000	567,157
General Dynamics Corp. 3.000%, 05/11/21	1,000,000	1,016,000

Aerospace/Defense—(Continued)
Lockheed Martin Corp.
3.550%, 01/15/26	1,000,000	1,073,210
4.090%, 09/15/52	3,454,000	4,032,234
Northrop Grumman Corp. 3.250%, 01/15/28	1,100,000	1,147,476
Northrop Grumman Systems Corp.
7.750%, 02/15/31	515,000	739,617
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,009,370
United Technologies Corp.
3.125%, 05/04/27	2,000,000	2,095,760
4.500%, 06/01/42	2,645,000	3,174,767
7.500%, 09/15/29	200,000	281,496

		15,137,087

Agriculture—0.4%
Altria Group, Inc. 4.000%, 01/31/24	1,000,000	1,060,460
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (b)	2,000,000	2,057,280
Philip Morris International, Inc. 3.250%, 11/10/24	2,000,000	2,097,700
Reynolds American, Inc. 4.450%, 06/12/25	3,800,000	4,092,182

		9,307,622

Auto Manufacturers—0.5%
American Honda Finance Corp. 2.300%, 09/09/26	1,100,000	1,099,032
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,562,106
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,614,634
General Motors Financial Co., Inc.
3.200%, 07/06/21	2,000,000	2,026,140
4.350%, 01/17/27 (b)	3,200,000	3,352,768
Toyota Motor Credit Corp. 3.300%, 01/12/22 (b)	2,000,000	2,057,960

		12,712,640

Banks—5.7%
Bank of America Corp.
2.625%, 04/19/21	1,000,000	1,009,530
3.300%, 01/11/23 (b)	4,075,000	4,217,706
4.100%, 07/24/23	2,905,000	3,098,095
4.200%, 08/26/24	3,000,000	3,223,020
5.875%, 02/07/42	3,000,000	4,263,150
Bank of Montreal 1.900%, 08/27/21 (b)	1,000,000	1,001,510
Bank of Nova Scotia (The) 2.700%, 03/07/22	3,000,000	3,053,640
Barclays plc 4.375%, 01/12/26 (b)	3,500,000	3,793,090
BNP Paribas S.A. 5.000%, 01/15/21	1,225,000	1,263,490

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	$3,436,550
Capital One N.A. 2.250%, 09/13/21	3,000,000	3,012,960
Citigroup, Inc.
2.700%, 03/30/21	2,000,000	2,017,700
3.200%, 10/21/26	1,700,000	1,763,580
4.750%, 05/18/46	4,400,000	5,272,652
5.375%, 08/09/20	2,200,000	2,244,616
Cooperatieve Rabobank UA 5.250%, 05/24/41 (b)	1,640,000	2,243,520
Credit Suisse Group Funding Guernsey, Ltd.
3.800%, 09/15/22	1,000,000	1,040,850
4.550%, 04/17/26	2,700,000	2,997,756
Deutsche Bank AG 4.250%, 10/14/21 (b)	900,000	925,092
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,819,582
Goldman Sachs Group, Inc. (The)
3.850%, 01/26/27	1,900,000	2,022,607
4.000%, 03/03/24	2,000,000	2,133,300
4.017%, 3M LIBOR + 1.373%, 10/31/38 (a)	2,000,000	2,174,560
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	1,900,000	2,094,636
6.125%, 02/15/33 (b)	2,075,000	2,818,514
HSBC Holdings plc
5.100%, 04/05/21	2,556,000	2,650,265
5.250%, 03/14/44 (b)	900,000	1,138,572
6.500%, 09/15/37	2,405,000	3,305,312
JPMorgan Chase & Co.
2.950%, 10/01/26	2,000,000	2,063,120
3.250%, 09/23/22	2,850,000	2,945,817
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a)	2,100,000	2,324,112
3.900%, 07/15/25	4,700,000	5,076,658
KeyBank N.A. 3.300%, 06/01/25 (b)	3,800,000	4,007,138
KFW
1.625%, 03/15/21	5,500,000	5,496,370
2.375%, 08/25/21 (b)	1,945,000	1,967,795
2.750%, 09/08/20	2,300,000	2,315,778
Landwirtschaftliche Rentenbank 2.000%, 01/13/25	1,500,000	1,515,990
Lloyds Bank plc 6.375%, 01/21/21 (b)	1,500,000	1,567,950
Mitsubishi UFJ Financial Group, Inc.
2.998%, 02/22/22	1,900,000	1,936,157
3.850%, 03/01/26 (b)	1,000,000	1,074,480
Morgan Stanley
4.300%, 01/27/45	2,900,000	3,427,104
4.350%, 09/08/26	3,800,000	4,155,566
7.250%, 04/01/32	1,850,000	2,666,905
National Australia Bank, Ltd. 2.800%, 01/10/22	1,900,000	1,932,205
Oesterreichische Kontrollbank AG 2.875%, 03/13/23	1,300,000	1,346,735

Banks—(Continued)
PNC Bank N.A. 2.950%, 02/23/25 (b)	4,100,000	4,245,509
Royal Bank of Scotland Group plc
3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	1,000,000	1,024,660
3.875%, 09/12/23	1,000,000	1,047,050
Santander UK Group Holdings plc 2.875%, 08/05/21	1,500,000	1,515,570
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26 (b)	4,700,000	4,707,802
Toronto-Dominion Bank (The) 3.500%, 07/19/23 (b)	3,000,000	3,156,330
U.S. Bancorp 3.600%, 09/11/24	3,000,000	3,192,000
Wells Fargo & Co.
3.000%, 01/22/21	3,400,000	3,438,658
3.000%, 10/23/26	2,000,000	2,052,000
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,524,264
Westpac Banking Corp. 2.800%, 01/11/22	2,000,000	2,032,760

		144,792,338

Beverages—0.7%
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	5,300,000	6,254,477
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48	1,165,000	1,303,833
5.550%, 01/23/49	1,900,000	2,468,651
Coca-Cola Co. (The)
3.150%, 11/15/20	280,000	283,248
3.200%, 11/01/23	3,000,000	3,149,700
Keurig Dr Pepper, Inc. 4.057%, 05/25/23	1,000,000	1,056,380
PepsiCo, Inc.
3.375%, 07/29/49	900,000	943,884
3.600%, 03/01/24 (b)	2,475,000	2,635,776

		18,095,949

Biotechnology—0.3%
Amgen, Inc.
2.600%, 08/19/26 (b)	3,200,000	3,242,400
3.625%, 05/22/24 (b)	1,200,000	1,268,568
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	3,227,610

		7,738,578

Chemicals—0.3%
Dow Chemical Co. (The)
3.000%, 11/15/22 (b)	1,500,000	1,534,635
4.375%, 11/15/42	1,000,000	1,070,900
9.400%, 05/15/39	650,000	1,063,881
LyondellBasell Industries NV 4.625%, 02/26/55	1,400,000	1,490,748

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Nutrien, Ltd. 4.875%, 03/30/20	970,000	$976,373
Praxair, Inc. 3.000%, 09/01/21 (b)	1,950,000	1,987,791

		8,124,328

Computers—0.7%
Apple, Inc.
2.250%, 02/23/21	3,000,000	3,017,010
2.400%, 05/03/23 (b)	4,072,000	4,139,962
4.450%, 05/06/44	944,000	1,148,508
4.650%, 02/23/46	2,700,000	3,389,283
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (b)	1,400,000	1,556,380
International Business Machines Corp.
3.300%, 05/15/26	1,900,000	2,003,379
4.000%, 06/20/42	3,200,000	3,521,728

		18,776,250

Cosmetics/Personal Care—0.2%
Procter & Gamble Co. (The) 2.300%, 02/06/22 (b)	1,600,000	1,621,136
Unilever Capital Corp.
2.900%, 05/05/27	1,500,000	1,566,675
5.900%, 11/15/32	1,500,000	2,050,785

		5,238,596

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 02/01/22 (b)	1,800,000	1,859,688
Air Lease Corp. 4.250%, 02/01/24	900,000	963,108
American Express Credit Corp. 3.300%, 05/03/27 (b)	3,000,000	3,203,430
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	4,048,254
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	2,883,168
Intercontinental Exchange, Inc. 3.750%, 12/01/25	1,000,000	1,082,720
Visa, Inc. 2.800%, 12/14/22	3,000,000	3,087,420

		17,127,788

Electric—1.7%
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	1,000,000	1,151,360
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	3,327,542
Dominion Energy, Inc. 3.900%, 10/01/25	1,900,000	2,044,020
DTE Electric Co. 3.700%, 03/15/45	2,000,000	2,163,720

Electric—(Continued)
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,574,960
Duke Energy Corp. 3.050%, 08/15/22	4,000,000	4,093,000
Entergy Louisiana LLC 4.000%, 03/15/33	1,000,000	1,126,610
Exelon Corp.
3.400%, 04/15/26	3,000,000	3,133,650
5.625%, 06/15/35	1,500,000	1,854,600
FirstEnergy Corp. 3.900%, 07/15/27	2,000,000	2,140,840
Florida Power & Light Co. 5.950%, 02/01/38 (b)	1,700,000	2,369,341
Georgia Power Co. 4.300%, 03/15/42	2,000,000	2,196,040
MidAmerican Energy Co. 4.250%, 07/15/49	1,500,000	1,799,970
Northern States Power Co. 6.250%, 06/01/36 (b)	2,200,000	3,048,716
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,352,895
PPL Capital Funding, Inc. 3.400%, 06/01/23	2,000,000	2,063,180
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,396,160
Sempra Energy 3.400%, 02/01/28 (b)	2,100,000	2,179,212
Southern California Edison Co. 3.650%, 03/01/28	1,900,000	2,028,117
Southwestern Electric Power Co. 4.100%, 09/15/28	1,800,000	1,967,382

		44,011,315

Electrical Components & Equipment—0.0%
Emerson Electric Co. 2.625%, 12/01/21	1,000,000	1,015,520

Food—0.4%
General Mills, Inc. 4.200%, 04/17/28 (b)	1,500,000	1,670,685
Kraft Heinz Foods Co. 3.000%, 06/01/26	3,300,000	3,295,281
Kroger Co. (The) 3.300%, 01/15/21	1,900,000	1,923,218
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,431,776
Tyson Foods, Inc. 3.550%, 06/02/27	1,200,000	1,274,244

		10,595,204

Forest Products & Paper—0.2%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,190,132
International Paper Co. 3.000%, 02/15/27 (b)	1,500,000	1,547,460

		3,737,592

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—0.1%
NiSource, Inc. 4.800%, 02/15/44	1,500,000	$1,738,410

Healthcare-Products—0.4%
Abbott Laboratories 4.750%, 11/30/36	3,000,000	3,737,220
Medtronic, Inc. 4.625%, 03/15/45 (b)	2,433,000	3,057,405
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,697,243

		10,491,868

Healthcare-Services—0.4%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	3,048,420
Anthem, Inc. 5.850%, 01/15/36	1,800,000	2,217,042
UnitedHealth Group, Inc.
3.750%, 07/15/25	3,600,000	3,888,072
4.250%, 06/15/48 (b)	1,000,000	1,158,500

		10,312,034

Insurance—0.9%
Aflac, Inc. 3.625%, 06/15/23	1,475,000	1,551,862
American International Group, Inc.
3.300%, 03/01/21	3,000,000	3,043,620
4.500%, 07/16/44	1,100,000	1,268,597
AXA S.A. 8.600%, 12/15/30	1,165,000	1,698,628
Berkshire Hathaway Finance Corp. 4.200%, 08/15/48	2,700,000	3,186,081
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (b)	2,900,000	3,062,632
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,201,174
Chubb INA Holdings, Inc. 3.350%, 05/15/24	2,000,000	2,108,160
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	1,070,300
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	2,000,000	2,143,980
Principal Financial Group, Inc. 3.100%, 11/15/26	1,000,000	1,035,000
Prudential Financial, Inc. 5.700%, 12/14/36 (b)	1,525,000	2,065,628

		23,435,662

Internet—0.3%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47	1,400,000	1,563,996
Amazon.com, Inc.
3.800%, 12/05/24 (b)	1,800,000	1,947,636
3.875%, 08/22/37	1,900,000	2,156,918

Internet—(Continued)
eBay, Inc. 3.600%, 06/05/27	1,500,000	1,569,645

		7,238,195

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	528,000	684,272

Lodging—0.0%
Sands China, Ltd. 5.400%, 08/08/28	900,000	1,015,767

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 3.750%, 11/24/23	1,000,000	1,066,740
Caterpillar, Inc. 3.803%, 08/15/42 (b)	1,500,000	1,674,915

		2,741,655

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,982,877

Media—1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 07/23/22	2,800,000	2,943,248
6.484%, 10/23/45	900,000	1,120,698
Comcast Corp.
3.150%, 03/01/26	2,000,000	2,096,980
3.969%, 11/01/47	2,900,000	3,195,684
4.650%, 07/15/42	1,670,000	2,008,643
5.650%, 06/15/35	1,500,000	1,961,010
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	2,302,686
Time Warner Cable LLC 6.550%, 05/01/37	100,000	123,751
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	448,746
TWDC Enterprises 18 Corp. 2.950%, 06/15/27 (b)	2,000,000	2,112,720
ViacomCBS, Inc. 4.375%, 03/15/43	3,500,000	3,706,990
Walt Disney Co. (The) 6.550%, 03/15/33	1,950,000	2,778,340

		24,799,496

Mining—0.2%
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	2,387,448
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,376,720

		4,764,168

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.4%
3M Co. 3.625%, 10/15/47	1,000,000	$1,031,420
General Electric Co.
3.375%, 03/11/24	2,900,000	3,005,415
5.300%, 02/11/21	1,915,000	1,979,440
6.750%, 03/15/32	1,250,000	1,604,550
7.500%, 08/21/35	100,000	128,007
Ingersoll-Rand Luxembourg Finance S.A. 3.800%, 03/21/29	1,000,000	1,077,550

		8,826,382

Multi-National—1.3%
African Development Bank 2.625%, 03/22/21	1,000,000	1,011,360
Asian Development Bank
1.625%, 08/26/20 (b)	4,000,000	3,997,320
2.000%, 02/16/22 (b)	2,000,000	2,014,460
European Investment Bank
1.875%, 02/10/25 (b)	2,500,000	2,514,625
2.500%, 10/15/24 (b)	3,800,000	3,930,074
4.000%, 02/16/21	1,700,000	1,743,061
4.875%, 02/15/36	1,100,000	1,476,112
Inter-American Development Bank
2.125%, 01/15/25	4,000,000	4,068,000
2.375%, 07/07/27	1,500,000	1,549,095
7.000%, 06/15/25	200,000	249,954
International Bank for Reconstruction & Development
2.125%, 03/03/25	3,000,000	3,053,520
2.500%, 07/29/25	2,000,000	2,074,800
7.625%, 01/19/23	2,970,000	3,489,275
International Finance Corp. 1.125%, 07/20/21	1,600,000	1,587,264

		32,758,920

Oil & Gas—1.6%
Apache Finance Canada Corp. 7.750%, 12/15/29	100,000	122,792
BP Capital Markets America, Inc. 3.245%, 05/06/22	3,900,000	4,026,672
Burlington Resources LLC 5.950%, 10/15/36	1,550,000	2,085,091
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,332,188
Chevron Corp. 3.191%, 06/24/23 (b)	2,025,000	2,110,354
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	952,266
Equinor ASA 3.250%, 11/10/24 (b)	3,100,000	3,265,137
Exxon Mobil Corp. 3.176%, 03/15/24 (b)	2,900,000	3,040,302
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,551,260
Noble Energy, Inc. 3.900%, 11/15/24	4,200,000	4,445,700

Oil & Gas—(Continued)
Occidental Petroleum Corp. 3.400%, 04/15/26 (b)	1,000,000	1,023,730
Petroleos Mexicanos
6.625%, 06/15/35	3,400,000	3,473,372
6.750%, 09/21/47	1,700,000	1,713,005
7.690%, 01/23/50 (144A)	1,971,000	2,155,111
Phillips 66 4.875%, 11/15/44	1,000,000	1,206,830
Shell International Finance B.V. 1.875%, 05/10/21	3,000,000	3,005,010
Total Capital International S.A. 2.700%, 01/25/23 (b)	1,500,000	1,533,240
Valero Energy Corp. 3.400%, 09/15/26 (b)	1,000,000	1,048,130

		40,090,190

Oil & Gas Services—0.2%
Halliburton Co. 3.500%, 08/01/23	4,000,000	4,163,200

Pharmaceuticals—1.7%
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	3,465,184
Allergan Funding SCS 3.800%, 03/15/25	2,400,000	2,521,368
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,327,008
Becton Dickinson & Co.
4.669%, 06/06/47	2,000,000	2,380,460
Bristol-Myers Squibb Co. 4.625%, 05/15/44 (144A)	2,000,000	2,423,360
Cigna Corp.
4.500%, 02/25/26 (144A)	2,700,000	2,968,974
6.125%, 11/15/41 (144A)	313,000	397,375
CVS Health Corp.
3.350%, 03/09/21	1,500,000	1,523,880
4.300%, 03/25/28	1,400,000	1,531,698
4.780%, 03/25/38	2,500,000	2,844,425
5.050%, 03/25/48	1,500,000	1,779,375
5.125%, 07/20/45	1,900,000	2,251,310
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28	2,000,000	2,208,480
Johnson & Johnson
3.700%, 03/01/46	2,000,000	2,256,120
5.950%, 08/15/37	910,000	1,299,971
Merck & Co., Inc.
2.400%, 09/15/22	1,000,000	1,014,800
6.550%, 09/15/37	1,000,000	1,441,600
Merck Sharp & Dohme Corp. 5.950%, 12/01/28 (b)	300,000	380,565
Novartis Capital Corp. 4.400%, 04/24/20	900,000	906,237
Sanofi 4.000%, 03/29/21	1,275,000	1,309,145
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	3,000,000	3,091,890

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Wyeth LLC 5.950%, 04/01/37	3,300,000	$4,499,616

		43,822,841

Pipelines—1.0%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	300,544
Enbridge Energy Partners L.P. 5.875%, 10/15/25	3,000,000	3,504,420
Energy Transfer Operating L.P.
4.650%, 06/01/21	1,950,000	2,002,650
5.150%, 03/15/45	2,600,000	2,730,650
Enterprise Products Operating LLC 3.950%, 02/15/27	3,800,000	4,107,610
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37 (b)	2,000,000	2,499,240
MPLX L.P. 5.200%, 03/01/47 (b)	1,000,000	1,080,510
Sabine Pass Liquefaction LLC 5.625%, 04/15/23 (b)	2,700,000	2,938,059
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28	1,050,000	1,337,668
7.625%, 04/01/37	640,000	859,469
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,349,216
Williams Cos., Inc. (The) 3.750%, 06/15/27	2,500,000	2,608,375

		26,318,411

Real Estate Investment Trusts—0.7%
Alexandria Real Estate Equities, Inc. 3.375%, 08/15/31	1,000,000	1,042,730
American Tower Corp. 3.000%, 06/15/23	2,100,000	2,152,206
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	3,093,311
Digital Realty Trust L.P. 3.700%, 08/15/27	3,500,000	3,718,715
Simon Property Group L.P. 3.300%, 01/15/26	3,800,000	3,999,462
Ventas Realty L.P. 3.100%, 01/15/23	2,100,000	2,152,227
Welltower, Inc. 4.000%, 06/01/25	1,500,000	1,617,945

		17,776,596

Retail—0.7%
Home Depot, Inc. (The)
2.000%, 04/01/21	1,000,000	1,003,080
4.250%, 04/01/46	2,000,000	2,357,740
4.400%, 04/01/21	1,450,000	1,487,468
Lowe’s Cos., Inc. 4.050%, 05/03/47	1,500,000	1,620,525
McDonald’s Corp. 3.700%, 01/30/26 (b)	3,000,000	3,223,950

Retail—(Continued)
Target Corp.
4.000%, 07/01/42	1,000,000	1,148,620
6.350%, 11/01/32 (b)	708,000	984,000
Walmart, Inc.
2.550%, 04/11/23 (b)	4,000,000	4,078,680
4.050%, 06/29/48	900,000	1,069,065
5.250%, 09/01/35	935,000	1,234,097

		18,207,225

Semiconductors—0.4%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22	3,100,000	3,146,283
Intel Corp.
2.700%, 12/15/22	2,000,000	2,049,840
3.734%, 12/08/47 (b)	1,000,000	1,100,230
QUALCOMM, Inc. 3.450%, 05/20/25 (b)	4,000,000	4,237,760

		10,534,113

Software—0.8%
Fiserv, Inc. 2.750%, 07/01/24	2,000,000	2,038,160
Microsoft Corp.
3.125%, 11/03/25 (b)	5,100,000	5,394,270
4.250%, 02/06/47	3,000,000	3,683,670
Oracle Corp.
1.900%, 09/15/21	1,800,000	1,803,672
2.500%, 10/15/22	2,100,000	2,138,409
4.125%, 05/15/45 (b)	4,200,000	4,737,138

		19,795,319

Telecommunications—1.5%
AT&T, Inc.
4.100%, 02/15/28	2,687,000	2,923,160
4.125%, 02/17/26 (b)	3,000,000	3,252,720
5.150%, 11/15/46	1,308,000	1,562,524
5.300%, 08/15/58	2,500,000	3,054,275
6.100%, 07/15/40	925,000	1,179,569
7.125%, 12/15/31	100,000	132,868
British Telecommunications plc 9.625%, 12/15/30	1,000,000	1,537,240
Cisco Systems, Inc.
2.500%, 09/20/26 (b)	1,200,000	1,225,788
5.500%, 01/15/40	2,000,000	2,726,640
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,466,530
Orange S.A. 5.500%, 02/06/44 (b)	1,000,000	1,326,030
Telefonica Emisiones S.A. 4.103%, 03/08/27 (b)	1,900,000	2,057,168
Verizon Communications, Inc.
3.376%, 02/15/25	2,078,000	2,199,792
4.812%, 03/15/39	3,927,000	4,747,900
5.012%, 04/15/49	2,032,000	2,600,838

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Vodafone Group plc
5.250%, 05/30/48	1,700,000	$2,044,981
6.150%, 02/27/37	2,170,000	2,814,555

		36,852,578

Transportation—0.6%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	4,470,336
CSX Corp. 6.150%, 05/01/37	1,600,000	2,126,496
FedEx Corp. 4.550%, 04/01/46	1,000,000	1,030,680
Norfolk Southern Corp.
3.000%, 04/01/22	1,911,000	1,949,507
5.590%, 05/17/25	28,000	32,319
Union Pacific Corp.
4.500%, 09/10/48	900,000	1,056,627
6.625%, 02/01/29 (b)	1,200,000	1,551,600
United Parcel Service, Inc. 2.500%, 04/01/23 (b)	2,000,000	2,029,040

		14,246,605

Water—0.0%
American Water Capital Corp. 3.750%, 09/01/28	900,000	969,903

Total Corporate Bonds & Notes (Cost $636,741,904)		679,977,494

Foreign Government—1.6%

Electric—0.1%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,128,790

Provincial—0.3%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	1,985,445
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	252,898
Province of Ontario Canada
2.450%, 06/29/22	2,000,000	2,032,260
3.050%, 01/29/24	1,900,000	1,985,956
Province of Quebec Canada
2.500%, 04/20/26 (b)	2,000,000	2,054,920
7.500%, 07/15/23	350,000	416,552

		8,728,031

Sovereign—1.2%
Colombia Government International Bonds
5.000%, 06/15/45	1,000,000	1,163,400
8.125%, 05/21/24 (b)	1,500,000	1,846,845
Export Development Canada 2.000%, 05/17/22	1,000,000	1,007,810

Sovereign—(Continued)
Japan Bank for International Cooperation 2.500%, 05/23/24	3,900,000	3,975,933
Mexico Government International Bonds
4.750%, 03/08/44	900,000	995,328
5.750%, 10/12/10 (b)	2,000,000	2,366,920
6.750%, 09/27/34 (b)	1,050,000	1,435,476
8.000%, 09/24/22 (b)	2,200,000	2,568,764
Panama Government International Bonds
4.500%, 05/15/47 (b)	1,400,000	1,666,266
5.200%, 01/30/20	1,370,000	1,374,137
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	2,386,613
Philippine Government International Bonds
3.950%, 01/20/40	2,100,000	2,410,968
5.000%, 01/13/37	1,740,000	2,222,015
Poland Government International Bond 3.250%, 04/06/26	2,000,000	2,121,300
Ukraine Government AID Bond 1.471%, 09/29/21	1,600,000	1,595,072
Uruguay Government International Bond 4.375%, 10/27/27	1,900,000	2,096,099

		31,232,946

Total Foreign Government (Cost $38,675,442)		41,089,767

Mortgage-Backed Securities—1.3%

Commercial Mortgage-Backed Securities—1.3%
BANK
2.758%, 09/15/61	455,000	457,600
4.407%, 11/15/61 (a)	881,000	1,001,101
Benchmark Mortgage Trust 3.049%, 12/15/62	1,430,000	1,476,421
CD Mortgage Trust 3.631%, 02/10/50	950,000	1,016,401
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.765%, 02/10/49	1,539,000	1,643,614
3.902%, 07/10/50	1,835,000	1,957,891
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	4,043,017
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,920,502
GS Mortgage Securities Trust
3.377%, 05/10/45	2,198,918	2,234,209
4.243%, 08/10/46	966,000	1,027,350
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	3,900,000	4,128,149
3.801%, 08/15/48	1,534,000	1,639,160
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	3,850,000	4,073,308
3.635%, 10/15/48	1,547,000	1,639,016
3.732%, 05/15/48	3,750,000	3,990,715

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	$1,087,727

Total Mortgage-Backed Securities (Cost $32,994,939)		33,336,181

Municipals—0.6%
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	660,000	909,889
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,988,000	2,676,802
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,700,000	2,666,722
Oregon School Boards Association 5.680%, 06/30/28	1,900,000	2,278,157
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	2,700,000	4,122,954
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,325,977

Total Municipals (Cost $11,422,917)		13,980,501

Asset-Backed Securities—0.5%

Asset-Backed - Automobile—0.2%
AmeriCredit Automobile Receivables Trust 3.080%, 12/18/23	1,500,000	1,518,330
Ford Credit Auto Owner Trust 3.160%, 10/15/23	1,000,000	1,022,211
Toyota Auto Receivables Owner Trust 2.570%, 08/15/23	2,915,000	2,948,495

		5,489,036

Asset-Backed - Credit Card—0.3%
Capital One Multi-Asset Execution Trust 1.660%, 06/17/24	3,000,000	2,990,164
Citibank Credit Card Issuance Trust 2.880%, 01/23/23	4,924,000	4,974,352

		7,964,516

Total Asset-Backed Securities (Cost $13,348,606)		13,453,552

Short-Term Investments—1.4%

Discount Notes—0.5%
Federal Home Loan Bank
1.029%, 01/03/20 (c)	3,700,000	3,699,845
1.415%, 01/10/20 (c)	3,400,000	3,398,859
1.516%, 01/22/20 (c)	3,900,000	3,896,728
1.557%, 02/03/20 (c)	1,100,000	1,098,514

		12,093,946

U.S. Treasury—0.9%
U.S. Treasury Bills
1.322%, 01/07/20 (c)	4,700,000	4,699,109
1.426%, 01/21/20 (c)	10,500,000	10,491,854
1.498%, 02/06/20 (c)	8,700,000	8,687,397

		23,878,360

Total Short-Term Investments (Cost $35,970,225)		35,972,306

Securities Lending Reinvestments (d)—9.3%

Certificates of Deposit—5.9%
Agricultural Bank of China
2.250%, 01/24/20	5,000,000	5,000,005
2.250%, 02/10/20	3,000,000	2,999,979
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (a)	5,000,000	4,999,265
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (a)	1,000,000	999,955
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (a)	5,000,000	4,999,985
1.930%, FEDEFF PRV + 0.380%, 09/09/20 (a)	2,000,000	1,999,994
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (a)	10,000,000	9,999,110
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (a)	5,000,000	4,999,700
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (a)	2,000,000	2,001,064
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (a)	1,000,000	1,001,204
Chiba Bank, Ltd. 2.000%, 01/15/20	1,000,000	1,000,011
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (a)	5,000,000	5,000,150
Credit Industriel et Commercial
Zero Coupon, 05/07/20	4,952,181	4,966,400
1.857%, 1M LIBOR + 0.160%, 01/03/20 (a)	2,000,000	1,999,988
1.864%, 1M LIBOR + 0.160%, 03/05/20 (a)	5,000,000	4,999,770
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (a)	1,000,000	999,997
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (a)	4,000,000	4,002,036
2.020%, SOFR + 0.480%, 10/06/20 (a)	5,000,000	5,003,470
DNB Bank ASA 2.020%, 03/10/20	2,000,000	2,000,184
DZ Bank AG
Zero Coupon, 01/21/20	5,968,030	5,993,940
Zero Coupon, 03/10/20	989,594	996,200
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
Mitsubishi UFJ Trust and Banking Corp. 1.965%, 1M LIBOR + 0.180%, 01/23/20 (a)	4,000,000	4,000,084
Mizuho Bank, Ltd. Zero Coupon, 01/10/20	2,984,251	2,998,590
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (a)	2,000,000	1,999,968

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (a)	1,000,000	$999,950
Norinchukin Bank, New York 2.200%, 01/16/20	4,036,935	4,000,820
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (a)	4,000,000	4,000,200
Royal Bank of Canada New York 1.780%, SOFR + 0.240%, 07/08/20 (a)	3,000,000	2,998,425
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (a)	7,000,000	6,999,972
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (a)	7,000,000	6,999,979
Sumitomo Mitsui Banking Corp. 1.950%, 04/22/20	3,000,000	3,000,024
Sumitomo Mitsui Trust Bank, Ltd.
1.940%, 04/17/20	3,000,000	2,999,934
1.955%, 1M LIBOR + 0.170%, 01/21/20 (a)	4,000,000	4,000,076
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (a)	2,000,000	1,999,894
2.005%, 1M LIBOR + 0.220%, 07/22/20 (a)	6,000,000	6,000,756
2.016%, 3M LIBOR + 0.110%, 12/03/20 (a)	2,000,000	1,999,240
Toronto-Dominion Bank 1.874%, 1M LIBOR + 0.180%, 06/03/20 (a)	5,000,000	5,000,263
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (a)	7,000,000	7,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (a)	5,000,000	4,999,987

		149,957,789

Commercial Paper—1.3%
Bank of China, Ltd. 2.280%, 03/09/20	2,982,900	2,988,051
Landesbank Baden-Württemberg 1.950%, 01/02/20	4,997,563	4,999,535
Mont Blanc Capital, Corp. 2.020%, 03/19/20	2,984,345	2,987,100
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (a)	5,000,000	5,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (a)	3,000,000	3,000,171
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (a)	9,000,000	9,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (a)	4,999,615	4,998,925

		32,973,782

Master Demand Notes—0.2%
Natixis Financial Products LLC 1.890%, OBFR + 0.350%, 02/04/20 (a)	5,000,000	5,000,000

Repurchase Agreements—1.4%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $4,120,851; collateralized by various Common Stock with an aggregate market value of $4,510,000.	4,100,000	4,100,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $7,012,863; collateralized by various Common Stock with an aggregate market value of $7,700,001.	7,000,000	7,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,600,151; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,632,001.	1,600,000	1,600,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,400,214; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,428,011.	1,400,000	1,400,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $700,107; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $714,001.	700,000	700,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $4,300,657; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $4,386,015.	4,300,000	4,300,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $108,518; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $110,679.	108,509	108,509
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,110,223.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $13,004,348; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $14,356,850.	13,000,000	$13,000,000

		34,208,509

Time Deposits—0.3%
Royal Bank of Canada 2.500%, 01/02/20	2,000,000	2,000,000
Shinkin Central Bank
2.260%, 01/08/20	3,000,000	3,000,000
2.430%, 01/06/20	2,000,000	2,000,000

		7,000,000

Mutual Funds—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, 1.530% (e)	3,000,000	3,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $234,134,982)		234,140,080

Total Investments—109.6% (Cost $2,674,548,145)		2,777,433,148
Other assets and liabilities (net)—(9.6)%		(242,508,740)

Net Assets—100.0%		$2,534,924,408

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $227,696,004 and the collateral received consisted of cash in the amount of $234,093,203. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $7,944,820, which is 0.3% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,725,483,267	$—	$1,725,483,267
Total Corporate Bonds & Notes*	—	679,977,494	—	679,977,494
Total Foreign Government*	—	41,089,767	—	41,089,767
Total Mortgage-Backed Securities*	—	33,336,181	—	33,336,181
Total Municipals*	—	13,980,501	—	13,980,501
Total Asset-Backed Securities*	—	13,453,552	—	13,453,552
Total Short-Term Investments*	—	35,972,306	—	35,972,306
Securities Lending Reinvestments
Certificates of Deposit	—	149,957,789	—	149,957,789
Commercial Paper	—	32,973,782	—	32,973,782
Master Demand Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	34,208,509	—	34,208,509
Time Deposit	—	7,000,000	—	7,000,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	229,140,080	—	234,140,080
Total Investments	$5,000,000	$2,772,433,148	$—	$2,777,433,148

Collateral for Securities Loaned (Liability)	$—	$(234,093,203)	$—	$(234,093,203)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$2,777,433,148
Cash	183,090
Receivable for:
Investments sold	11,716,445
Fund shares sold	5,508,987
Interest	15,805,807
Prepaid expenses	7,669

Total Assets	2,810,655,146
Liabilities
Collateral for securities loaned	234,093,203
Payables for:
Investments purchased	39,794,332
Fund shares redeemed	558,281
Accrued Expenses:
Management fees	517,695
Distribution and service fees	259,466
Deferred trustees’ fees	141,565
Other expenses	366,196

Total Liabilities	275,730,738

Net Assets	$2,534,924,408

Net Assets Consist of:
Paid in surplus	$2,448,121,005
Distributable earnings (Accumulated losses)	86,803,403

Net Assets	$2,534,924,408

Net Assets
Class A	$1,355,409,003
Class B	796,591,175
Class E	49,073,559
Class G	333,850,671
Capital Shares Outstanding*
Class A	122,130,072
Class B	73,405,862
Class E	4,447,933
Class G	30,893,302
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.10
Class B	10.85
Class E	11.03
Class G	10.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,674,548,145.
(b)	Includes securities loaned at value of $227,696,004.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Interest	$71,545,638
Securities lending income	696,338

Total investment income	72,241,976
Expenses
Management fees	6,285,291
Administration fees	100,307
Custodian and accounting fees	229,687
Distribution and service fees—Class B	2,033,111
Distribution and service fees—Class E	76,304
Distribution and service fees—Class G	971,948
Interest expense	1,056
Audit and tax services	93,124
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	236,729
Insurance	17,497
Miscellaneous	22,741

Total expenses	10,171,111
Less management fee waiver	(202,117)

Net expenses	9,968,994

Net Investment Income	62,272,982

Net Realized and Unrealized Gain
Net realized gain on investments	8,080,588

Net change in unrealized appreciation on investments	133,637,865

Net realized and unrealized gain	141,718,453

Net Increase in Net Assets From Operations	$203,991,435

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$62,272,982	$67,011,851
Net realized gain (loss)	8,080,588	(2,602,372)
Net change in unrealized appreciation (depreciation)	133,637,865	(76,723,188)

Increase (decrease) in net assets from operations	203,991,435	(12,313,709)

From Distributions to Shareholders
Class A	(41,545,529)	(40,620,231)
Class B	(24,346,143)	(25,318,977)
Class E	(1,552,495)	(1,621,378)
Class G	(9,534,264)	(8,969,174)

Total distributions	(76,978,431)	(76,529,760)

Decrease in net assets from capital share transactions	(74,983,410)	(147,877,103)

Total increase (decrease) in net assets	52,029,594	(236,720,572)

Net Assets
Beginning of period	2,482,894,814	2,719,615,386

End of period	$2,534,924,408	$2,482,894,814

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	9,729,447	$106,183,039	7,811,010	$83,227,218
Reinvestments	3,871,904	41,545,529	3,932,259	40,620,231
Redemptions	(14,065,416)	(153,219,562)	(15,087,766)	(158,992,730)

Net decrease	(464,065)	$(5,490,994)	(3,344,497)	$(35,145,281)

Class B
Sales	3,251,361	$34,763,966	2,704,053	$27,987,348
Reinvestments	2,316,474	24,346,143	2,501,875	25,318,977
Redemptions	(12,057,431)	(128,411,880)	(14,670,824)	(150,861,531)

Net decrease	(6,489,596)	$(69,301,771)	(9,464,896)	$(97,555,206)

Class E
Sales	232,539	$2,521,854	190,181	$2,005,901
Reinvestments	145,501	1,552,495	157,875	1,621,378
Redemptions	(911,583)	(9,868,534)	(892,352)	(9,342,466)

Net decrease	(533,543)	$(5,794,185)	(544,296)	$(5,715,187)

Class G
Sales	4,599,252	$48,886,646	3,960,786	$40,765,196
Reinvestments	911,498	9,534,264	889,799	8,969,174
Redemptions	(4,978,087)	(52,817,370)	(5,767,983)	(59,195,799)

Net increase (decrease)	532,663	$5,603,540	(917,398)	$(9,461,429)

Decrease derived from capital shares transactions		$(74,983,410)		$(147,877,103)

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.55	$10.90	$10.87	$10.92	$11.22

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.28	0.27	0.27	0.28
Net realized and unrealized gain (loss)	0.62	(0.31)	0.08	(0.01)	(0.25)

Total income (loss) from investment operations	0.90	(0.03)	0.35	0.26	0.03

Less Distributions
Distributions from net investment income	(0.35)	(0.32)	(0.32)	(0.31)	(0.33)

Total distributions	(0.35)	(0.32)	(0.32)	(0.31)	(0.33)

Net Asset Value, End of Period	$11.10	$10.55	$10.90	$10.87	$10.92

Total Return (%) (b)	8.64	(0.18)	3.26	2.35	0.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.27	0.27	0.27
Ratio of net investment income to average net assets (%)	2.60	2.69	2.50	2.39	2.48
Portfolio turnover rate (%)	20	19	22	16	18
Net assets, end of period (in millions)	$1,355.4	$1,293.6	$1,373.3	$1,299.2	$1,177.2

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.32	$10.67	$10.65	$10.70	$10.99

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.25	0.24	0.23	0.24
Net realized and unrealized gain (loss)	0.60	(0.30)	0.07	0.01	(0.23)

Total income (loss) from investment operations	0.85	(0.05)	0.31	0.24	0.01

Less Distributions
Distributions from net investment income	(0.32)	(0.30)	(0.29)	(0.29)	(0.30)

Total distributions	(0.32)	(0.30)	(0.29)	(0.29)	(0.30)

Net Asset Value, End of Period	$10.85	$10.32	$10.67	$10.65	$10.70

Total Return (%) (b)	8.34	(0.45)	2.96	2.14	0.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.52	0.52	0.52
Ratio of net investment income to average net assets (%)	2.35	2.44	2.25	2.14	2.23
Portfolio turnover rate (%)	20	19	22	16	18
Net assets, end of period (in millions)	$796.6	$824.8	$953.7	$974.5	$973.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.49	$10.84	$10.81	$10.86	$11.15

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.27	0.25	0.25	0.26
Net realized and unrealized gain (loss)	0.60	(0.31)	0.09	(0.01)	(0.24)

Total income (loss) from investment operations	0.87	(0.04)	0.34	0.24	0.02

Less Distributions
Distributions from net investment income	(0.33)	(0.31)	(0.31)	(0.29)	(0.31)

Total distributions	(0.33)	(0.31)	(0.31)	(0.29)	(0.31)

Net Asset Value, End of Period	$11.03	$10.49	$10.84	$10.81	$10.86

Total Return (%) (b)	8.41	(0.34)	3.12	2.19	0.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.42	0.42	0.42
Ratio of net investment income to average net assets (%)	2.45	2.54	2.35	2.24	2.33
Portfolio turnover rate (%)	20	19	22	16	18
Net assets, end of period (in millions)	$49.1	$52.3	$59.9	$61.5	$67.0

	Class G
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.28	$10.63	$10.61	$10.67	$10.97

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.25	0.23	0.23	0.24
Net realized and unrealized gain (loss)	0.61	(0.31)	0.08	0.00	(0.25)

Total income (loss) from investment operations	0.85	(0.06)	0.31	0.23	(0.01)

Less Distributions
Distributions from net investment income	(0.32)	(0.29)	(0.29)	(0.29)	(0.29)

Total distributions	(0.32)	(0.29)	(0.29)	(0.29)	(0.29)

Net Asset Value, End of Period	$10.81	$10.28	$10.63	$10.61	$10.67

Total Return (%) (b)	8.34	(0.49)	2.94	2.09	(0.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	2.30	2.39	2.20	2.09	2.18
Portfolio turnover rate (%)	20	19	22	16	18
Net assets, end of period (in millions)	$333.9	$312.2	$332.6	$325.7	$257.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,208,509. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$84,432,835	$—	$—	$—	$84,432,835
Foreign Government	6,122,341	—	—	—	6,122,341
U.S. Treasury & Government Agencies	143,538,027	—	—	—	143,538,027
Total Borrowings	$234,093,203	$—	$—	$—	$234,093,203
Gross amount of recognized liabilities for securities lending transactions					$234,093,203

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$409,952,376	$80,982,508	$455,674,863	$125,032,246

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $6,285,291.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2019 were $577,117.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,694,790,137

Gross unrealized appreciation	97,329,284
Gross unrealized depreciation	(14,686,273)

Net unrealized appreciation (depreciation)	$82,643,011

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$76,978,431	$76,529,760	$—	$—	$76,978,431	$76,529,760

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$71,256,596	$—	$82,643,011	$(66,954,638)	$86,944,969

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $9,472,792 and accumulated long-term capital losses of $57,481,846.

BHFTII-30

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggregate Bond Index Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Aggregate Bond Index Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-31

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-32

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-34

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-35

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MetLife Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe for the three-year period ended June 30, 2019. In addition, the Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, but below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-36

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio returned 25.95%, 25.57%, 25.77%, and 25.54%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned 26.20%.

MARKET ENVIRONMENT / CONDITIONS

In 2019, equity markets reached record highs on optimism about the global economy, accommodative monetary policies and better than expected macroeconomic data and corporate earnings. Investors also reacted favorably to trade talks between the U.S. and China and the new agreement between the U.K. and the European Union about the U.K.’s withdrawal from the European Union. Equity markets maintained their strength during 2019 despite geopolitical concerns in the Middle East, political unrest in Chile and Hong Kong, and U.S. House Democrats voting to impeach President Trump.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and lowered the target for the federal funds rate three times from a range of 2.25%—2.50% to a range of 1.50%—1.75%. The FOMC stated that the labor market had remained strong and that economic activity had been rising at a moderate rate. However, the FOMC also stated that business fixed investment and exports had remained weak.

Ten of the eleven sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Information Technology (15.3% beginning weight in the benchmark), up 43.0%, was the best-performing sector and had the largest positive impact on the benchmark return. Industrials (15.4% beginning weight), up 33.5%, and Consumer Discretionary (11.7% beginning weight), up 26.6%, were the next best-performing sectors. Energy (3.7% beginning weight), down 12.4%, was the worst-performing sector and the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the year were Teradyne, up 118.9%; Fair Isaac Corporation, up 100.4%; and Teledyne Technologies, up 67.4%. The stocks with the largest negative impact were Covetrus, down 74.5%; Green Dot Corporation, down 70.1%; and EQT Corporation, down 41.8%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (“NAV”) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s (“S&P”) MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	25.95	8.78	12.46
Class B	25.57	8.49	12.17
Class E	25.77	8.61	12.29
Class G	25.54	8.45	12.12
S&P MidCap 400 Index	26.20	9.03	12.72

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.1
Teledyne Technologies, Inc.	0.7
Domino’s Pizza, Inc.	0.6
Tyler Technologies, Inc.	0.6
Alleghany Corp.	0.6
Teradyne, Inc.	0.6
West Pharmaceutical Services, Inc.	0.6
Medical Properties Trust, Inc.	0.6
Fair Isaac Corp.	0.6
Trimble, Inc.	0.6

Top Sectors

% of Net Assets
Financials	18.2
Industrials	15.2
Information Technology	15.2
Consumer Discretionary	13.3
Real Estate	11.0
Health Care	9.5
Materials	5.9
Utilities	4.4
Consumer Staples	2.8
Energy	2.1

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.30%	$1,000.00	$1,069.00	$1.56
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B (a)	Actual	0.55%	$1,000.00	$1,066.60	$2.86
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E (a)	Actual	0.45%	$1,000.00	$1,067.90	$2.35
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class G (a)	Actual	0.60%	$1,000.00	$1,067.20	$3.13
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Axon Enterprise, Inc. (a) (b)	34,062	$2,496,063
Curtiss-Wright Corp.	24,504	3,452,368
Mercury Systems, Inc. (a)	31,879	2,203,158
Teledyne Technologies, Inc. (a)	20,935	7,254,815

		15,406,404

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (a) (b)	52,981	4,222,586

Airlines—0.3%
JetBlue Airways Corp. (a) (c)	165,713	3,102,147

Auto Components—1.4%
Adient plc (a) (b)	49,966	1,061,778
Dana, Inc.	82,615	1,503,593
Delphi Technologies plc (a)	49,406	633,879
Gentex Corp.	145,209	4,208,157
Goodyear Tire & Rubber Co. (The)	133,494	2,076,499
Lear Corp.	31,587	4,333,736
Visteon Corp. (a) (b)	16,052	1,389,943

		15,207,585

Automobiles—0.2%
Thor Industries, Inc. (b)	31,685	2,353,879

Banks—7.1%
Associated Banc-Corp.	91,464	2,015,866
BancorpSouth Bank	55,078	1,730,000
Bank of Hawaii Corp. (b)	23,118	2,199,909
Bank OZK	69,389	2,116,711
Cathay General Bancorp	43,465	1,653,843
Commerce Bancshares, Inc. (b)	59,530	4,044,468
Cullen/Frost Bankers, Inc. (b)	32,681	3,195,548
East West Bancorp, Inc.	83,590	4,070,833
First Financial Bankshares, Inc. (b)	77,976	2,736,958
First Horizon National Corp.	178,621	2,957,964
FNB Corp.	186,510	2,368,677
Fulton Financial Corp. (b)	94,208	1,642,045
Hancock Whitney Corp.	50,061	2,196,677
Home BancShares, Inc. (b)	89,062	1,750,959
International Bancshares Corp.	32,932	1,418,381
PacWest Bancorp	68,784	2,632,364
Pinnacle Financial Partners, Inc.	41,312	2,643,968
Prosperity Bancshares, Inc. (b)	54,189	3,895,647
Signature Bank	30,991	4,233,680
Sterling Bancorp	115,976	2,444,774
Synovus Financial Corp.	84,118	3,297,426
TCF Financial Corp. (b)	88,057	4,121,068
Texas Capital Bancshares, Inc. (a)	28,885	1,639,801
Trustmark Corp. (b)	36,886	1,272,936
UMB Financial Corp.	24,798	1,702,135
Umpqua Holdings Corp.	126,407	2,237,404
United Bankshares, Inc. (b)	58,280	2,253,105
Valley National Bancorp	224,833	2,574,338
Webster Financial Corp.	52,827	2,818,849
Wintrust Financial Corp.	32,760	2,322,684

		76,189,018

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a) (b)	5,290	1,998,826

Biotechnology—0.9%
Arrowhead Pharmaceuticals, Inc. (a)	57,462	3,644,815
Exelixis, Inc. (a)	174,411	3,073,122
Ligand Pharmaceuticals, Inc. (a) (b)	10,081	1,051,347
United Therapeutics Corp. (a)	25,188	2,218,559

		9,987,843

Building Products—1.2%
Lennox International, Inc.	20,128	4,910,628
Owens Corning	62,445	4,066,418
Resideo Technologies, Inc. (a)	70,499	841,053
Trex Co., Inc. (a) (b)	33,486	3,009,722

		12,827,821

Capital Markets—2.6%
Affiliated Managers Group, Inc.	28,283	2,396,701
Eaton Vance Corp.	64,946	3,032,329
Evercore, Inc. - Class A	22,436	1,677,315
FactSet Research Systems, Inc. (b)	21,781	5,843,842
Federated Investors, Inc. - Class B	55,147	1,797,241
Interactive Brokers Group, Inc. - Class A (b)	44,054	2,053,797
Janus Henderson Group plc	89,324	2,183,972
Legg Mason, Inc.	46,836	1,681,881
SEI Investments Co.	72,449	4,743,961
Stifel Financial Corp.	39,247	2,380,331

		27,791,370

Chemicals—2.5%
Ashland Global Holdings, Inc.	34,572	2,645,795
Cabot Corp. (b)	32,706	1,554,189
Chemours Co. (The)	93,851	1,697,765
Ingevity Corp. (a)	24,008	2,097,819
Minerals Technologies, Inc.	20,007	1,153,003
NewMarket Corp.	4,239	2,062,358
Olin Corp. (b)	91,653	1,581,014
PolyOne Corp.	44,150	1,624,279
RPM International, Inc.	74,438	5,713,861
Scotts Miracle-Gro Co. (The)	22,743	2,414,852
Sensient Technologies Corp.	24,291	1,605,392
Valvoline, Inc. (b)	108,141	2,315,299

		26,465,626

Commercial Services & Supplies—1.8%
Brink’s Co. (The)	28,715	2,603,876
Clean Harbors, Inc. (a)	29,472	2,527,224
Deluxe Corp.	24,167	1,206,417
Healthcare Services Group, Inc. (b)	42,545	1,034,694
Herman Miller, Inc.	33,900	1,411,935
HNI Corp.	24,581	920,804
KAR Auction Services, Inc. (b)	73,917	1,610,651
MSA Safety, Inc. (b)	20,457	2,584,947
Stericycle, Inc. (a) (b)	52,308	3,337,774
Tetra Tech, Inc.	31,334	2,699,737

		19,938,059

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—1.1%
Ciena Corp. (a)	88,797	$3,790,744
InterDigital, Inc.	17,870	973,737
Lumentum Holdings, Inc. (a)	44,314	3,514,100
NetScout Systems, Inc. (a)	37,802	909,894
ViaSat, Inc. (a)	33,104	2,423,047

		11,611,522

Construction & Engineering—1.2%
AECOM (a)	90,169	3,888,989
Dycom Industries, Inc. (a) (b)	18,095	853,179
EMCOR Group, Inc.	32,233	2,781,708
Fluor Corp.	80,461	1,519,104
MasTec, Inc. (a)	34,614	2,220,834
Valmont Industries, Inc.	12,356	1,850,682

		13,114,496

Construction Materials—0.2%
Eagle Materials, Inc.	23,897	2,166,502

Consumer Finance—0.6%
FirstCash, Inc.	24,498	1,975,274
Green Dot Corp. - Class A (a)	27,195	633,644
Navient Corp.	111,652	1,527,399
SLM Corp.	242,330	2,159,160

		6,295,477

Containers & Packaging—1.0%
AptarGroup, Inc.	36,695	4,242,676
Greif, Inc. - Class A	15,072	666,182
O-I Glass, Inc.	89,334	1,065,755
Silgan Holdings, Inc.	44,507	1,383,278
Sonoco Products Co.	57,457	3,546,246

		10,904,137

Distributors—0.5%
Pool Corp.	22,983	4,881,130

Diversified Consumer Services—1.0%
Adtalem Global Education, Inc. (a)	30,993	1,083,825
Graham Holdings Co. - Class B	2,497	1,595,558
Grand Canyon Education, Inc. (a)	27,682	2,651,659
Service Corp. International (b)	104,919	4,829,422
WW International, Inc. (a)	26,664	1,018,831

		11,179,295

Diversified Financial Services—0.3%
Jefferies Financial Group, Inc.	144,589	3,089,867

Electric Utilities—1.5%
ALLETE, Inc.	29,658	2,407,340
Hawaiian Electric Industries, Inc.	62,551	2,931,140
IDACORP, Inc.	28,929	3,089,617
OGE Energy Corp.	114,903	5,109,736
PNM Resources, Inc.	45,722	2,318,563

		15,856,396

Electrical Equipment—1.3%
Acuity Brands, Inc. (b)	22,744	3,138,672
EnerSys	24,273	1,816,348
Hubbell, Inc.	31,218	4,614,645
Nvent Electric plc	89,326	2,284,959
Regal-Beloit Corp.	23,501	2,011,921

		13,866,545

Electronic Equipment, Instruments & Components—3.7%
Arrow Electronics, Inc. (a)	46,753	3,961,849
Avnet, Inc. (b)	57,953	2,459,525
Belden, Inc.	22,179	1,219,845
Cognex Corp.	98,097	5,497,356
Coherent, Inc. (a)	13,864	2,306,276
II-VI, Inc. (a) (b)	50,062	1,685,588
Jabil, Inc.	79,740	3,295,654
Littelfuse, Inc.	13,982	2,674,757
National Instruments Corp.	67,706	2,866,672
SYNNEX Corp.	23,454	3,020,875
Tech Data Corp. (a)	20,333	2,919,819
Trimble, Inc. (a)	143,006	5,961,920
Vishay Intertechnology, Inc.	75,969	1,617,380

		39,487,516

Energy Equipment & Services—0.5%
Apergy Corp. (a)	44,463	1,501,960
Core Laboratories NV (b)	25,471	959,493
Patterson-UTI Energy, Inc.	111,669	1,172,524
Transocean, Ltd. (a) (b)	330,143	2,271,384

		5,905,361

Entertainment—0.4%
Cinemark Holdings, Inc.	61,192	2,071,349
World Wrestling Entertainment, Inc. - Class A (b)	27,241	1,767,124

		3,838,473

Equity Real Estate Investment Trusts—10.5%
Alexander & Baldwin, Inc.	38,988	817,188
American Campus Communities, Inc.	78,872	3,709,350
Brixmor Property Group, Inc.	170,967	3,694,597
Camden Property Trust	55,583	5,897,356
CoreCivic, Inc.	68,362	1,188,132
CoreSite Realty Corp. (b)	21,633	2,425,492
Corporate Office Properties Trust	64,323	1,889,810
Cousins Properties, Inc. (b)	84,243	3,470,812
CyrusOne, Inc.	64,978	4,251,511
Diversified Healthcare Trust	136,556	1,152,533
Douglas Emmett, Inc.	94,613	4,153,511
EastGroup Properties, Inc.	22,048	2,925,108
EPR Properties	45,036	3,181,343
First Industrial Realty Trust, Inc.	72,872	3,024,917
Geo Group, Inc. (The)	69,613	1,156,272
Healthcare Realty Trust, Inc.	76,766	2,561,681
Highwoods Properties, Inc.	59,550	2,912,590
JBG SMITH Properties	67,751	2,702,587
Kilroy Realty Corp.	55,984	4,697,058

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Lamar Advertising Co. - Class A (b)	49,371	$4,406,855
Liberty Property Trust	90,563	5,438,308
Life Storage, Inc.	26,778	2,899,522
Macerich Co. (The)	63,248	1,702,636
Mack-Cali Realty Corp.	51,979	1,202,274
Medical Properties Trust, Inc.	297,016	6,270,008
National Retail Properties, Inc.	98,522	5,282,750
Omega Healthcare Investors, Inc.	125,422	5,311,622
Park Hotels & Resorts, Inc.	137,411	3,554,823
Pebblebrook Hotel Trust	74,985	2,010,348
PotlatchDeltic Corp.	38,585	1,669,573
PS Business Parks, Inc.	11,497	1,895,510
Rayonier, Inc.	74,227	2,431,676
Sabra Health Care REIT, Inc.	111,186	2,372,709
Service Properties Trust (b)	94,462	2,298,260
Spirit Realty Capital, Inc.	57,246	2,815,358
Tanger Factory Outlet Centers, Inc. (b)	53,321	785,418
Taubman Centers, Inc.	35,141	1,092,534
Urban Edge Properties	66,104	1,267,875
Weingarten Realty Investors	69,428	2,168,931

		112,688,838

Food & Staples Retailing—0.6%
BJ’s Wholesale Club Holdings, Inc. (a)	70,125	1,594,642
Casey’s General Stores, Inc.	21,114	3,356,915
Sprouts Farmers Market, Inc. (a) (b)	67,813	1,312,182

		6,263,739

Food Products—1.7%
Flowers Foods, Inc.	110,484	2,401,922
Hain Celestial Group, Inc. (The) (a) (b)	46,114	1,196,889
Ingredion, Inc.	38,323	3,562,123
Lancaster Colony Corp. (b)	11,359	1,818,576
Pilgrim’s Pride Corp. (a)	30,083	984,165
Post Holdings, Inc. (a)	38,152	4,162,383
Sanderson Farms, Inc.	11,318	1,994,458
Tootsie Roll Industries, Inc.	9,630	328,768
TreeHouse Foods, Inc. (a)	32,267	1,564,950

		18,014,234

Gas Utilities—1.7%
National Fuel Gas Co. (b)	49,551	2,306,103
New Jersey Resources Corp. (b)	54,819	2,443,283
ONE Gas, Inc.	30,272	2,832,551
Southwest Gas Holdings, Inc.	31,356	2,382,115
Spire, Inc.	29,261	2,437,734
UGI Corp.	119,974	5,418,026

		17,819,812

Health Care Equipment & Supplies—3.3%
Avanos Medical, Inc. (a)	27,511	927,121
Cantel Medical Corp. (b)	21,507	1,524,846
Globus Medical, Inc. - Class A (a)	44,183	2,601,495
Haemonetics Corp. (a)	29,093	3,342,786
Hill-Rom Holdings, Inc.	38,322	4,350,697

Health Care Equipment & Supplies—(Continued)
ICU Medical, Inc. (a)	11,036	2,065,056
Integra LifeSciences Holdings Corp. (a)	40,909	2,384,176
LivaNova plc (a)	27,782	2,095,596
Masimo Corp. (a)	28,161	4,451,128
NuVasive, Inc. (a)	29,891	2,311,770
Penumbra, Inc. (a) (b)	18,438	3,028,810
West Pharmaceutical Services, Inc.	42,472	6,384,816

		35,468,297

Health Care Providers & Services—2.3%
Acadia Healthcare Co., Inc. (a) (b)	50,840	1,688,905
Amedisys, Inc. (a)	18,515	3,090,524
Chemed Corp.	9,190	4,036,799
Encompass Health Corp.	56,598	3,920,543
HealthEquity, Inc. (a) (b)	40,685	3,013,538
MEDNAX, Inc. (a)	48,388	1,344,703
Molina Healthcare, Inc. (a)	35,991	4,883,619
Patterson Cos., Inc.	49,450	1,012,736
Tenet Healthcare Corp. (a) (b)	59,637	2,267,995

		25,259,362

Health Care Technology—0.1%
Allscripts Healthcare Solutions, Inc. (a)	93,200	914,758

Hotels, Restaurants & Leisure—4.3%
Boyd Gaming Corp.	45,943	1,375,534
Brinker International, Inc. (b)	21,451	900,942
Caesars Entertainment Corp. (a)	320,377	4,357,127
Cheesecake Factory, Inc. (The) (b)	23,570	915,930
Choice Hotels International, Inc. (b)	18,235	1,886,046
Churchill Downs, Inc.	20,349	2,791,883
Cracker Barrel Old Country Store, Inc. (b)	13,811	2,123,303
Domino’s Pizza, Inc.	23,477	6,897,073
Dunkin’ Brands Group, Inc. (b)	47,553	3,592,154
Eldorado Resorts, Inc. (a) (b)	37,498	2,236,381
Jack in the Box, Inc.	13,576	1,059,335
Marriott Vacations Worldwide Corp.	21,478	2,765,507
Papa John’s International, Inc. (b)	12,653	799,037
Penn National Gaming, Inc. (a) (b)	62,543	1,598,599
Scientific Games Corp. - Class A (a)	31,046	831,412
Six Flags Entertainment Corp.	45,121	2,035,408
Texas Roadhouse, Inc.	37,451	2,109,240
Wendy’s Co. (The)	105,639	2,346,242
Wyndham Destinations Inc.	52,065	2,691,240
Wyndham Hotels & Resorts, Inc.	54,627	3,431,122

		46,743,515

Household Durables—1.0%
Helen of Troy, Ltd. (a)	14,445	2,597,067
KB Home	49,175	1,685,227
Tempur Sealy International, Inc. (a)	26,081	2,270,612
Toll Brothers, Inc.	74,159	2,930,022
TRI Pointe Group, Inc. (a) (b)	79,924	1,245,216

		10,728,144

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.2%
Energizer Holdings, Inc. (b)	36,929	$1,854,574

Industrial Conglomerates—0.5%
Carlisle Cos., Inc. (b)	32,531	5,264,817

Insurance—5.0%
Alleghany Corp. (a)	8,262	6,606,047
American Financial Group, Inc.	42,963	4,710,893
Brighthouse Financial, Inc. (a)	62,718	2,460,427
Brown & Brown, Inc.	134,232	5,299,479
CNO Financial Group, Inc.	86,756	1,572,886
First American Financial Corp.	64,482	3,760,590
Genworth Financial, Inc. - Class A (a)	288,908	1,271,195
Hanover Insurance Group, Inc. (The)	22,612	3,090,382
Kemper Corp.	35,961	2,786,978
Mercury General Corp.	15,569	758,677
Old Republic International Corp.	163,797	3,664,139
Primerica, Inc.	23,741	3,099,625
Reinsurance Group of America, Inc.	35,940	5,860,377
RenaissanceRe Holdings, Ltd.	25,350	4,969,107
RLI Corp.	22,905	2,061,908
Selective Insurance Group, Inc.	34,097	2,222,784

		54,195,494

Interactive Media & Services—0.3%
TripAdvisor, Inc.	60,312	1,832,279
Yelp, Inc. (a)	36,670	1,277,216

		3,109,495

Internet & Direct Marketing Retail—0.5%
Etsy, Inc. (a)	68,014	3,013,020
GrubHub, Inc. (a) (b)	52,492	2,553,211

		5,566,231

IT Services—2.4%
CACI International, Inc. - Class A (a)	14,375	3,593,606
CoreLogic, Inc. (a)	45,644	1,995,099
KBR, Inc.	81,345	2,481,022
LiveRamp Holdings, Inc. (a)	38,858	1,867,904
MAXIMUS, Inc.	36,725	2,731,973
Perspecta, Inc.	78,931	2,086,936
Sabre Corp.	157,213	3,527,860
Science Applications International Corp.	28,164	2,450,831
WEX, Inc. (a)	24,849	5,204,872

		25,940,103

Leisure Products—0.8%
Brunswick Corp.	46,824	2,808,503
Mattel, Inc. (a) (b)	199,018	2,696,694
Polaris, Inc.	33,007	3,356,812

		8,862,009

Life Sciences Tools & Services—2.1%
Bio-Rad Laboratories, Inc. - Class A (a)	12,403	4,589,482
Bio-Techne Corp.	21,877	4,802,220

Life Sciences Tools & Services—(Continued)
Charles River Laboratories International, Inc. (a)	28,034	4,282,474
PRA Health Sciences, Inc. (a)	36,305	4,035,301
Repligen Corp. (a)	26,894	2,487,695
Syneos Health, Inc. (a) (b)	35,748	2,126,112

		22,323,284

Machinery—4.4%
AGCO Corp.	35,981	2,779,532
Colfax Corp. (a)	47,991	1,745,913
Crane Co.	29,264	2,527,824
Donaldson Co., Inc.	72,647	4,185,920
Graco, Inc.	95,733	4,978,116
ITT, Inc.	50,341	3,720,703
Kennametal, Inc.	47,560	1,754,488
Lincoln Electric Holdings, Inc.	35,100	3,395,223
Nordson Corp.	29,370	4,782,611
Oshkosh Corp.	39,066	3,697,597
Terex Corp.	37,652	1,121,277
Timken Co. (The)	38,913	2,191,191
Toro Co. (The)	61,191	4,875,087
Trinity Industries, Inc. (b)	56,338	1,247,887
Woodward, Inc.	32,368	3,833,666

		46,837,035

Marine—0.3%
Kirby Corp. (a) (b)	34,410	3,080,727

Media—1.1%
AMC Networks, Inc. - Class A (a)	25,299	999,311
Cable One, Inc.	2,885	4,294,236
John Wiley & Sons, Inc. - Class A	25,112	1,218,434
Meredith Corp. (b)	23,074	749,213
New York Times Co. (The) - Class A	82,516	2,654,540
TEGNA, Inc.	124,505	2,077,988

		11,993,722

Metals & Mining—1.9%
Allegheny Technologies, Inc. (a) (b)	72,374	1,495,247
Carpenter Technology Corp.	27,392	1,363,574
Commercial Metals Co.	68,106	1,516,721
Compass Minerals International, Inc.	19,450	1,185,672
Reliance Steel & Aluminum Co.	38,262	4,582,257
Royal Gold, Inc. (b)	37,651	4,602,835
Steel Dynamics, Inc.	123,672	4,209,795
United States Steel Corp. (b)	97,603	1,113,650
Worthington Industries, Inc.	21,186	893,625

		20,963,376

Multi-Utilities—0.8%
Black Hills Corp.	35,275	2,770,498
MDU Resources Group, Inc.	115,022	3,417,304
NorthWestern Corp.	28,957	2,075,348

		8,263,150

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.2%
Dillard’s, Inc. - Class A (b)	5,658	$415,750
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	31,391	2,050,146

		2,465,896

Oil, Gas & Consumable Fuels—1.5%
Antero Midstream Corp. (b)	170,491	1,294,027
Chesapeake Energy Corp. (a) (b)	673,028	555,652
CNX Resources Corp. (a) (b)	107,103	947,861
EQT Corp. (b)	146,742	1,599,488
Equitrans Midstream Corp. (b)	116,980	1,562,853
Matador Resources Co. (a) (b)	62,936	1,130,960
Murphy Oil Corp. (b)	85,739	2,297,805
PBF Energy, Inc. - Class A	58,473	1,834,298
World Fuel Services Corp.	37,535	1,629,770
WPX Energy, Inc. (a)	239,214	3,286,800

		16,139,514

Paper & Forest Products—0.3%
Domtar Corp.	32,875	1,257,140
Louisiana-Pacific Corp.	67,419	2,000,322

		3,257,462

Personal Products—0.2%
Edgewell Personal Care Co. (a)	31,115	963,321
Nu Skin Enterprises, Inc. - Class A	31,884	1,306,606

		2,269,927

Pharmaceuticals—0.7%
Catalent, Inc. (a)	83,983	4,728,243
Nektar Therapeutics (a) (b)	100,981	2,179,675
Prestige Consumer Healthcare, Inc. (a) (b)	28,834	1,167,777

		8,075,695

Professional Services—0.9%
ASGN, Inc. (a)	30,308	2,150,959
FTI Consulting, Inc. (a)	21,601	2,390,367
Insperity, Inc.	21,582	1,856,915
ManpowerGroup, Inc.	33,845	3,286,349

		9,684,590

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	29,582	5,149,930

Road & Rail—0.8%
Avis Budget Group, Inc. (a)	32,629	1,051,959
Knight-Swift Transportation Holdings, Inc. (b)	70,526	2,527,652
Landstar System, Inc. (b)	22,652	2,579,383
Ryder System, Inc.	30,590	1,661,343
Werner Enterprises, Inc.	25,423	925,143

		8,745,480

Semiconductors & Semiconductor Equipment—4.0%
Cabot Microelectronics Corp. (b)	16,706	2,411,010
Cirrus Logic, Inc. (a)	33,177	2,734,117

Semiconductors & Semiconductor Equipment—(Continued)
Cree, Inc. (a)	61,827	2,853,316
Cypress Semiconductor Corp.	211,991	4,945,750
First Solar, Inc. (a) (b)	43,563	2,437,785
MKS Instruments, Inc.	31,290	3,442,213
Monolithic Power Systems, Inc.	23,189	4,128,106
Semtech Corp. (a)	38,026	2,011,575
Silicon Laboratories, Inc. (a)	24,897	2,887,554
SolarEdge Technologies, Inc. (a)	27,903	2,653,296
Synaptics, Inc. (a) (b)	19,209	1,263,376
Teradyne, Inc.	96,192	6,559,333
Universal Display Corp.	24,338	5,015,332

		43,342,763

Software—3.8%
ACI Worldwide, Inc. (a)	66,355	2,513,859
Blackbaud, Inc.	28,233	2,247,347
CDK Global, Inc.	69,684	3,810,321
Ceridian HCM Holding, Inc. (a)	57,851	3,926,926
CommVault Systems, Inc. (a)	24,139	1,077,565
Fair Isaac Corp. (a)	16,625	6,229,055
j2 Global, Inc. (b)	26,573	2,490,156
LogMeIn, Inc.	28,020	2,402,435
Manhattan Associates, Inc. (a) (b)	36,680	2,925,230
PTC, Inc. (a) (b)	59,665	4,468,312
Teradata Corp. (a)	64,576	1,728,699
Tyler Technologies, Inc. (a) (b)	22,379	6,714,148

		40,534,053

Specialty Retail—2.3%
Aaron’s, Inc.	38,546	2,201,362
American Eagle Outfitters, Inc.	91,167	1,340,155
AutoNation, Inc. (a) (b)	33,797	1,643,548
Bed Bath & Beyond, Inc. (b)	72,650	1,256,845
Dick’s Sporting Goods, Inc.	36,505	1,806,632
Five Below, Inc. (a)	31,957	4,086,022
Foot Locker, Inc.	61,441	2,395,585
Murphy USA, Inc. (a)	16,597	1,941,849
RH (a)	9,378	2,002,203
Sally Beauty Holdings, Inc. (a) (b)	66,772	1,218,589
Urban Outfitters, Inc. (a)	40,491	1,124,435
Williams-Sonoma, Inc. (b)	44,550	3,271,752

		24,288,977

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a)	73,243	2,575,224

Textiles, Apparel & Luxury Goods—1.0%
Carter’s, Inc.	25,341	2,770,785
Columbia Sportswear Co.	16,667	1,669,866
Deckers Outdoor Corp. (a)	16,059	2,711,723
Skechers USA, Inc. - Class A (a)	76,868	3,319,929

		10,472,303

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.6%
LendingTree, Inc. (a) (b)	4,403	$1,336,047
New York Community Bancorp, Inc. (b)	268,265	3,224,545
Washington Federal, Inc.	44,971	1,648,187

		6,208,779

Trading Companies & Distributors—0.7%
GATX Corp. (b)	20,148	1,669,262
MSC Industrial Direct Co., Inc. - Class A	25,856	2,028,920
NOW, Inc. (a)	62,452	701,961
Watsco, Inc.	18,741	3,376,191

		7,776,334

Water Utilities—0.5%
Aqua America, Inc.	123,895	5,815,631

Wireless Telecommunication Services—0.1%
Telephone & Data Systems, Inc.	56,140	1,427,640

Total Common Stocks (Cost $778,218,776)		1,048,072,795

Mutual Fund—2.1%

Investment Companies—2.1%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $21,611,440)	58,900	22,109,882

Short-Term Investments—0.4%

U.S. Treasury—0.4%
U.S. Treasury Bills
1.344%, 01/07/20 (d)	4,350,000	4,349,175
1.408%, 01/21/20 (d)	275,000	274,787

Total Short-Term Investments (Cost $4,623,811)		4,623,962

Securities Lending Reinvestments (e)—17.5%

Certificates of Deposit—7.7%
Agricultural Bank of China
2.250%, 01/24/20	4,000,000	4,000,004
2.250%, 02/10/20	1,000,000	999,993
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (f)	5,000,000	4,999,265
Bank of Montreal (Chicago)
1.790%, SOFR + 0.250%, 07/10/20 (f)	1,000,000	1,000,926
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (f)	7,000,000	6,999,979
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (f)	2,000,000	1,999,822
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (f)	5,000,000	4,999,700
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (f)	4,000,000	4,004,816

Certificates of Deposit—(Continued)
China Construction Bank Corp. 2.350%, 01/02/20	4,000,000	4,000,092
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (f)	3,000,000	3,000,168
Credit Industriel et Commercial Zero Coupon, 05/07/20	3,961,745	3,973,120
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (f)	3,000,000	3,001,527
2.020%, SOFR + 0.480%, 10/06/20 (f)	4,000,000	4,002,776
DZ Bank AG
Zero Coupon, 01/21/20	2,984,015	2,996,970
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
Mitsubishi UFJ Trust and Banking Corp. 1.965%, 1M LIBOR + 0.180%, 01/23/20 (f)	4,000,000	4,000,084
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (f)	2,000,000	1,999,968
Norinchukin Bank, New York 2.200%, 01/16/20	2,018,468	2,000,410
Societe Generale 2.044%, 1M LIBOR + 0.280%, 06/19/20 (f)	2,000,000	2,000,472
Sumitomo Mitsui Banking Corp.
1.950%, 04/22/20	1,000,000	1,000,008
1.985%, 1M LIBOR + 0.180%, 01/27/20 (f)	5,000,000	5,000,220
Svenska Handelsbanken AB 1.884%, 1M LIBOR + 0.180%, 06/05/20 (f)	2,000,000	1,999,894
Toronto-Dominion Bank 1.874%, 1M LIBOR + 0.180%, 06/03/20 (f)	2,000,000	2,000,105
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (f)	5,000,000	5,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (f)	6,000,000	5,999,984

		82,977,523

Commercial Paper—1.6%
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,999,025	1,999,814
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20	3,000,000	3,000,276
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (f)	2,000,000	2,000,114
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (f)	3,000,000	2,999,961
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (f)	7,000,000	7,000,000

		17,000,165

Repurchase Agreements—6.5%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $4,020,342; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $10,054,944; collateralized by various Common Stock with an aggregate market value of $11,001,316.	10,000,000	$10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,700,161; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,734,001.	1,700,000	1,700,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,500,229; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,530,012.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $700,107; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $714,001.	700,000	700,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $4,400,672; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $4,488,015.	4,400,000	4,400,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $1,110,587; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $1,132,702.	1,110,492	1,110,492
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $1,010,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $1,060,624.	1,000,000	1,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $8,000,756; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $8,881,780.	8,000,000	8,000,000
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $2,400,812; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $2,604,380.	2,400,000	2,400,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $7,500,704; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $8,282,798.	7,500,000	7,500,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $100,033; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $110,437.	100,000	100,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $18,006,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $19,878,716.	18,000,000	18,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $7,802,609; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $8,614,110.	7,800,000	7,800,000

		70,210,492

Time Deposit—0.2%
Royal Bank of Canada 2.500%, 01/02/20	2,000,000	2,000,000

Mutual Funds—1.5%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (g)	10,000,000	10,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (g)	6,000,000	6,000,000

		16,000,000

Total Securities Lending Reinvestments (Cost $188,177,968)		188,188,180

Total Investments—117.4% (Cost $992,631,995)		1,262,994,819
Other assets and liabilities (net)—(17.4)%		(187,423,597)

Net Assets—100.0%		$1,075,571,222

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $187,058,747 and the collateral received consisted of cash in the amount of $188,163,025 and non-cash collateral with a value of $3,200,290. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $2,714,400.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P Midcap 400 Index E-Mini Futures	03/20/20	25	USD	5,162,000	$122,089

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,048,072,795	$—	$—	$1,048,072,795
Total Mutual Fund*	22,109,882	—	—	22,109,882
Total Short-Term Investments*	—	4,623,962	—	4,623,962
Securities Lending Reinvestments
Certificates of Deposit	—	82,977,523	—	82,977,523
Commercial Paper	—	17,000,165	—	17,000,165
Repurchase Agreements	—	70,210,492	—	70,210,492
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	16,000,000	—	—	16,000,000
Total Securities Lending Reinvestments	16,000,000	172,188,180	—	188,188,180
Total Investments	$1,086,182,677	$176,812,142	$—	$1,262,994,819

Collateral for Securities Loaned (Liability)	$—	$(188,163,025)	$—	$(188,163,025)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$122,089	$—	$—	$122,089

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,262,994,819
Cash	3,679,754
Receivable for:
Investments sold	1,084,339
Fund shares sold	62,586
Dividends	1,251,597
Variation margin on futures contracts	4,750
Prepaid expenses	2,934

Total Assets	1,269,080,779
Liabilities
Collateral for securities loaned	188,163,025
Payables for:
Investments purchased	3,691,458
Fund shares redeemed	957,194
Accrued Expenses:
Management fees	223,550
Distribution and service fees	118,651
Deferred trustees’ fees	142,145
Other expenses	213,534

Total Liabilities	193,509,557

Net Assets	$1,075,571,222

Net Assets Consist of:
Paid in surplus	$728,918,140
Distributable earnings (Accumulated losses)	346,653,082

Net Assets	$1,075,571,222

Net Assets
Class A	$528,602,019
Class B	364,545,736
Class E	33,296,455
Class G	149,127,012
Capital Shares Outstanding*
Class A	28,939,773
Class B	20,327,012
Class E	1,840,976
Class G	8,388,853
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.27
Class B	17.93
Class E	18.09
Class G	17.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $992,631,995.
(b)	Includes securities loaned at value of $187,058,747.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$17,138,178
Interest	188,264
Securities lending income	749,875

Total investment income	18,076,317
Expenses
Management fees	2,591,065
Administration fees	49,363
Custodian and accounting fees	84,580
Distribution and service fees—Class B	898,756
Distribution and service fees—Class E	49,670
Distribution and service fees—Class G	425,176
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	162,175
Insurance	7,202
Miscellaneous	117,871

Total expenses	4,534,027
Less management fee waiver	(28,774)

Net expenses	4,505,253

Net Investment Income	13,571,064

Net Realized and Unrealized Gain
Net realized gain on:
Investments	65,037,748
Futures contracts	1,183,239

Net realized gain	66,220,987

Net change in unrealized appreciation on:
Investments	151,983,793
Futures contracts	461,636

Net change in unrealized appreciation	152,445,429

Net realized and unrealized gain	218,666,416

Net Increase in Net Assets From Operations	$232,237,480

(a)	Net of foreign withholding taxes of $8,681.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,571,064	$13,364,223
Net realized gain	66,220,987	101,113,969
Net change in unrealized appreciation (depreciation)	152,445,429	(229,380,699)

Increase (decrease) in net assets from operations	232,237,480	(114,902,507)

From Distributions to Shareholders
Class A	(55,810,568)	(49,701,046)
Class B	(39,443,917)	(37,914,266)
Class E	(3,666,040)	(3,540,444)
Class G	(15,590,932)	(13,653,593)

Total distributions	(114,511,457)	(104,809,349)

Increase (decrease) in net assets from capital share transactions	30,209,904	(14,733,599)

Total increase (decrease) in net assets	147,935,927	(234,445,455)

Net Assets
Beginning of period	927,635,295	1,162,080,750

End of period	$1,075,571,222	$927,635,295

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,870,825	$33,565,548	1,527,734	$29,079,587
Reinvestments	3,343,953	55,810,568	2,563,231	49,701,046
Redemptions	(3,365,562)	(59,361,998)	(3,938,405)	(77,535,807)

Net increase	1,849,216	$30,014,118	152,560	$1,244,826

Class B
Sales	427,116	$7,333,479	640,410	$11,405,224
Reinvestments	2,403,651	39,443,917	1,986,080	37,914,266
Redemptions	(3,114,092)	(54,707,311)	(3,437,673)	(66,807,275)

Net decrease	(283,325)	$(7,929,915)	(811,183)	$(17,487,785)

Class E
Sales	61,609	$1,065,611	67,928	$1,289,311
Reinvestments	221,647	3,666,040	184,110	3,540,444
Redemptions	(337,001)	(5,927,270)	(352,470)	(6,861,678)

Net decrease	(53,745)	$(1,195,619)	(100,432)	$(2,031,923)

Class G
Sales	911,115	$15,721,624	1,038,856	$19,550,263
Reinvestments	958,262	15,590,932	720,506	13,653,593
Redemptions	(1,265,189)	(21,991,236)	(1,539,013)	(29,662,573)

Net increase	604,188	$9,321,320	220,349	$3,541,283

Increase (decrease) derived from capital shares transactions		$30,209,904		$(14,733,599)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.32	$20.24	$18.89	$17.23	$19.01

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.26	0.24	0.27	0.24
Net realized and unrealized gain (loss)	3.78	(2.24)	2.63	3.04	(0.57)

Total income (loss) from investment operations	4.04	(1.98)	2.87	3.31	(0.33)

Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.27)	(0.24)	(0.23)
Distributions from net realized capital gains	(1.83)	(1.68)	(1.25)	(1.41)	(1.22)

Total distributions	(2.09)	(1.94)	(1.52)	(1.65)	(1.45)

Net Asset Value, End of Period	$18.27	$16.32	$20.24	$18.89	$17.23

Total Return (%) (b)	25.95	(11.30)	15.95	20.43	(2.35)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.30	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (c)	0.30	0.30	0.29	0.29	0.29
Ratio of net investment income to average net assets (%)	1.44	1.34	1.26	1.53	1.30
Portfolio turnover rate (%)	24	25	23	28	25
Net assets, end of period (in millions)	$528.6	$442.2	$545.3	$494.1	$411.5

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.05	$19.93	$18.63	$17.01	$18.79

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.21	0.19	0.22	0.19
Net realized and unrealized gain (loss)	3.71	(2.20)	2.59	3.00	(0.57)

Total income (loss) from investment operations	3.92	(1.99)	2.78	3.22	(0.38)

Less Distributions
Distributions from net investment income	(0.21)	(0.21)	(0.23)	(0.19)	(0.18)
Distributions from net realized capital gains	(1.83)	(1.68)	(1.25)	(1.41)	(1.22)

Total distributions	(2.04)	(1.89)	(1.48)	(1.60)	(1.40)

Net Asset Value, End of Period	$17.93	$16.05	$19.93	$18.63	$17.01

Total Return (%) (b)	25.57	(11.51)	15.63	20.14	(2.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (c)	0.55	0.55	0.54	0.54	0.54
Ratio of net investment income to average net assets (%)	1.19	1.09	1.01	1.28	1.04
Portfolio turnover rate (%)	24	25	23	28	25
Net assets, end of period (in millions)	$364.5	$330.8	$427.0	$409.3	$374.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.17	$20.07	$18.75	$17.10	$18.89

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.23	0.21	0.24	0.21
Net realized and unrealized gain (loss)	3.75	(2.22)	2.61	3.03	(0.59)

Total income (loss) from investment operations	3.98	(1.99)	2.82	3.27	(0.38)

Less Distributions
Distributions from net investment income	(0.23)	(0.23)	(0.25)	(0.21)	(0.19)
Distributions from net realized capital gains	(1.83)	(1.68)	(1.25)	(1.41)	(1.22)

Total distributions	(2.06)	(1.91)	(1.50)	(1.62)	(1.41)

Net Asset Value, End of Period	$18.09	$16.17	$20.07	$18.75	$17.10

Total Return (%) (b)	25.77	(11.44)	15.80	20.26	(2.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.45	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (c)	0.45	0.45	0.44	0.44	0.44
Ratio of net investment income to average net assets (%)	1.29	1.19	1.11	1.38	1.13
Portfolio turnover rate (%)	24	25	23	28	25
Net assets, end of period (in millions)	$33.3	$30.6	$40.0	$39.2	$36.7

	Class G
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.93	$19.80	$18.52	$16.92	$18.70

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.20	0.18	0.21	0.18
Net realized and unrealized gain (loss)	3.69	(2.19)	2.58	2.98	(0.57)

Total income (loss) from investment operations	3.89	(1.99)	2.76	3.19	(0.39)

Less Distributions
Distributions from net investment income	(0.21)	(0.20)	(0.23)	(0.18)	(0.17)
Distributions from net realized capital gains	(1.83)	(1.68)	(1.25)	(1.41)	(1.22)

Total distributions	(2.04)	(1.88)	(1.48)	(1.59)	(1.39)

Net Asset Value, End of Period	$17.78	$15.93	$19.80	$18.52	$16.92

Total Return (%) (b)	25.54	(11.56)	15.60	20.08	(2.68)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (c)	0.60	0.60	0.59	0.59	0.59
Ratio of net investment income to average net assets (%)	1.14	1.04	0.96	1.24	1.00
Portfolio turnover rate (%)	24	25	23	28	25
Net assets, end of period (in millions)	$149.1	$124.0	$149.8	$133.2	$104.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $70,210,492. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(170,243,427)	$—	$—	$—	$(170,243,427)
Mutual Funds	(17,919,598)	—	—	—	(17,919,598)
Total	$(188,163,025)	$—	$—	$—	$(188,163,025)
Total Borrowings	$(188,163,025)	$—	$—	$—	$(188,163,025)
Gross amount of recognized liabilities for securities lending transactions					$(188,163,025)

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$122,089

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,183,239

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$461,636

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,179,783

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$244,880,485	$0	$308,562,798

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $2,591,065.

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2019 were $253,380.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$995,260,436

Gross unrealized appreciation	329,457,248
Gross unrealized depreciation	(61,722,865)

Net unrealized appreciation (depreciation)	$267,734,383

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$17,397,492	$17,717,458	$97,113,965	$87,091,891	$114,511,457	$104,809,349

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$13,297,836	$65,763,009	$267,734,383	$—	$346,795,228

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-25

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-26

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-27

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-28

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2019. In addition, the Board considered that the Portfolio outperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median, and equal to their respective Sub-advised Expense Universe medians. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-29

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, E and G shares of the MetLife MSCI EAFE Index Portfolio returned 21.93%, 21.55%, 21.77%, and 21.58%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 22.01%.

MARKET ENVIRONMENT / CONDITIONS

In 2019, equity markets reached record highs on optimism about the global economy, accommodative monetary policies and better than expected macroeconomic data and corporate earnings. Investors also reacted favorably to trade talks between the United States and China and the new Brexit (U.K.’s withdrawal from the European Union) agreement between the United Kingdom and the European Union. Equity markets maintained their strength during 2019 despite geopolitical concerns in the Middle East, political unrest in Chile and Hong Kong, and U.S. House Democrats voting to impeach President Trump.

The U.S. dollar weakened during the year, which positively impacted U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 0.34%.

All twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. New Zealand (0.2% beginning weight in the benchmark), up 39.2%, was the best-performing country. Ireland (0.5% beginning weight), up 38.1%, and Switzerland (8.7% beginning weight), up 33.5%, were the next best-performing countries. Israel (0.5% beginning weight), up 9.9%, and Hong Kong (3.9% beginning weight), up 10.4% were the worst relative-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were ASML Holding (Netherlands), up 91.7%; Nestle S.A. (Switzerland), up 37.1%; and Roche Holding AG (Switzerland), up 35.5%. The stocks with the largest negative impact were Teva Pharmaceutical Industries (Israel), down 36.4%; Nokian Renkaat Oyj (Finland), down 34.3%; and Swedbank AB (Sweden), down 26.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, net asset value (“NAV”) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	21.93	5.62	5.36
Class B	21.55	5.35	5.10
Class E	21.77	5.46	5.21
Class G	21.58	5.32	5.05
MSCI EAFE Index	22.01	5.67	5.50

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	2.6
Nestle S.A.	2.1
Roche Holding AG	1.5
Novartis AG	1.3
Toyota Motor Corp.	1.0
HSBC Holdings plc	1.0
SAP SE	0.8
Total S.A.	0.8
AstraZeneca plc	0.8
LVMH Moet Hennessy Louis Vuitton SE	0.8

Top Countries

% of Net Assets
Japan	23.1
United Kingdom	13.9
France	10.6
Switzerland	9.4
Germany	8.2
Australia	6.7
Netherlands	4.5
Hong Kong	3.1
Spain	2.7
Sweden	2.3

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.36%	$1,000.00	$1,066.30	$1.87
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B (a)	Actual	0.61%	$1,000.00	$1,064.60	$3.17
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E (a)	Actual	0.51%	$1,000.00	$1,065.10	$2.65
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class G (a)	Actual	0.66%	$1,000.00	$1,065.00	$3.44
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—94.4% of Net Assets

Security Description	Shares	Value

Australia—6.7%
AGL Energy, Ltd.	45,920	$663,965
Alumina, Ltd.	104,710	169,403
AMP, Ltd. (a)	197,480	265,983
APA Group	80,604	630,583
Aristocrat Leisure, Ltd.	41,217	979,197
ASX, Ltd.	14,426	796,947
Aurizon Holdings, Ltd.	157,842	581,666
AusNet Services	14,127	16,874
Australia & New Zealand Banking Group, Ltd.	203,134	3,525,227
Bendigo & Adelaide Bank, Ltd.	35,779	246,468
BGP Holdings plc (a) (b) (c)	713,624	0
BHP Group plc	148,719	3,513,133
BHP Group, Ltd.	204,560	5,612,565
BlueScope Steel, Ltd.	31,579	335,176
Boral, Ltd.	86,560	273,459
Brambles, Ltd.	109,798	906,564
Caltex Australia, Ltd.	18,604	445,155
Challenger, Ltd.	44,035	251,232
CIMIC Group, Ltd.	8,428	196,973
Coca-Cola Amatil, Ltd.	42,510	331,103
Cochlear, Ltd.	4,099	649,064
Coles Group, Ltd.	80,874	846,114
Commonwealth Bank of Australia	123,880	6,976,296
Computershare, Ltd.	35,559	419,865
Crown Resorts, Ltd.	29,464	249,141
CSL, Ltd.	31,652	6,153,245
Dexus	77,269	636,906
Fortescue Metals Group, Ltd.	100,316	757,383
Goodman Group (REIT)	118,280	1,113,756
GPT Group (The) (REIT)	149,666	590,165
Incitec Pivot, Ltd.	67,879	152,131
Insurance Australia Group, Ltd.	155,852	841,063
Lend Lease Group (REIT)	39,184	485,779
Macquarie Group, Ltd.	23,361	2,269,719
Magellan Financial Group, Ltd.	9,069	364,536
Medibank Private, Ltd.	199,900	444,317
Mirvac Group (REIT)	272,935	611,483
National Australia Bank, Ltd.	202,357	3,512,306
Newcrest Mining, Ltd.	56,335	1,194,568
Oil Search, Ltd.	104,563	534,324
Orica, Ltd.	26,176	405,249
Origin Energy, Ltd.	119,590	712,081
Qantas Airways, Ltd.	52,647	263,480
QBE Insurance Group, Ltd.	93,998	853,386
Ramsay Health Care, Ltd.	10,616	542,576
REA Group, Ltd.	4,158	303,657
Rio Tinto, Ltd.	26,269	1,860,972
Santos, Ltd.	118,547	683,460
Scentre Group (REIT)	367,395	990,799
Seek, Ltd.	22,233	353,388
Sonic Healthcare, Ltd.	32,696	662,171
South32, Ltd.	284,700	542,948
Stockland (REIT)	162,137	527,562
Suncorp Group, Ltd.	92,883	847,729
Sydney Airport	80,467	491,108
Tabcorp Holdings, Ltd.	153,298	488,894
Telstra Corp., Ltd.	309,539	772,474

Australia—(Continued)
Transurban Group	195,278	2,051,078
Treasury Wine Estates, Ltd.	53,467	612,050
Vicinity Centres (REIT)	173,358	303,999
Wesfarmers, Ltd.	80,874	2,360,203
Westpac Banking Corp.	248,548	4,242,783
WiseTech Global, Ltd.	10,418	171,326
Woodside Petroleum, Ltd.	68,426	1,657,604
Woolworths Group, Ltd.	90,239	2,300,023
Worley, Ltd.	23,498	253,939

		73,798,773

Austria—0.2%
Andritz AG	5,828	251,092
Erste Group Bank AG (a)	20,614	775,887
OMV AG	9,828	552,504
Raiffeisen Bank International AG	9,390	235,714
Verbund AG	4,951	248,794
Voestalpine AG	9,525	265,605

		2,329,596

Belgium—0.9%
Ageas	12,505	740,311
Anheuser-Busch InBev S.A.	52,656	4,320,949
Colruyt S.A.	4,373	228,423
Galapagos NV (a)	3,038	632,788
Groupe Bruxelles Lambert S.A.	5,864	619,095
KBC Group NV	17,769	1,340,835
Proximus SADP	11,920	341,595
Solvay S.A.	5,192	604,198
Telenet Group Holding NV	4,184	188,599
UCB S.A.	9,033	719,281
Umicore S.A.	11,853	578,274

		10,314,348

Chile—0.0%
Antofagasta plc	26,957	328,488

China—0.4%
BeiGene, Ltd. (ADR) (a)	2,400	397,824
BOC Hong Kong Holdings, Ltd.	258,465	900,124
Budweiser Brewing Co. APAC, Ltd. (a)	85,100	287,347
Prosus NV (a)	34,820	2,607,344

		4,192,639

Denmark—1.7%
AP Moller - Maersk A/S - Class A	274	371,771
AP Moller - Maersk A/S - Class B	392	566,048
Carlsberg A/S - Class B	6,861	1,024,241
Chr Hansen Holding A/S	7,473	594,089
Coloplast A/S - Class B	8,619	1,072,320
Danske Bank A/S	45,729	740,086
Demant A/S (a)	7,349	231,750
DSV Panalpina A/S	15,505	1,796,144
Genmab A/S (a)	4,641	1,033,759
H Lundbeck A/S	5,421	207,951

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
ISS A/S	12,164	$292,312
Novo Nordisk A/S - Class B	123,835	7,187,623
Novozymes A/S - B Shares	14,958	732,877
Orsted A/S	13,516	1,401,351
Pandora A/S	7,708	335,541
Tryg A/S	8,735	259,124
Vestas Wind Systems A/S	12,557	1,270,391

		19,117,378

Finland—1.1%
Elisa Oyj	9,227	510,225
Fortum Oyj	30,377	749,922
Kone Oyj - Class B	23,809	1,557,655
Metso Oyj	7,511	296,744
Neste Oyj	30,257	1,053,574
Nokia Oyj	403,069	1,496,389
Nokian Renkaat Oyj	7,495	216,186
Nordea Bank Abp	226,093	1,829,953
Nordea Bank Abp	3,248	26,378
Orion Oyj - Class B	8,084	374,419
Sampo Oyj - A Shares	32,484	1,418,306
Stora Enso Oyj - R Shares	40,497	588,920
UPM-Kymmene Oyj	37,640	1,305,437
Wartsila Oyj Abp	31,392	346,892

		11,771,000

France—10.6%
Accor S.A.	10,693	502,324
Aeroports de Paris	2,209	437,549
Air Liquide S.A.	33,043	4,699,637
Airbus SE	40,306	5,917,819
Alstom S.A.	12,526	593,818
Amundi S.A.	4,463	351,084
Arkema S.A.	5,073	541,500
Atos SE	7,084	592,728
AXA S.A.	135,193	3,816,855
BioMerieux	3,058	272,604
BNP Paribas S.A.	78,794	4,693,730
Bollore S.A.	61,600	269,067
Bouygues S.A.	14,921	635,649
Bureau Veritas S.A.	19,643	513,653
Capgemini SE	11,166	1,368,780
Carrefour S.A.	42,889	720,968
Casino Guichard Perrachon S.A.	3,988	187,083
Cie de St-Gobain	33,678	1,384,802
Cie Generale des Etablissements Michelin	12,172	1,494,131
CNP Assurances	10,520	209,749
Covivio	3,163	359,532
Credit Agricole S.A.	81,608	1,189,794
Danone S.A.	42,844	3,558,742
Dassault Aviation S.A.	183	241,204
Dassault Systemes SE	9,434	1,557,204
Edenred	17,136	887,334
Eiffage S.A.	5,760	660,502
Electricite de France S.A.	42,972	479,709
Engie S.A.	124,929	2,020,290

France—(Continued)
EssilorLuxottica S.A.	20,173	3,083,776
Eurazeo S.A.	2,867	196,669
Eutelsat Communications S.A.	14,990	244,001
Faurecia S.A.	5,604	304,066
Gecina S.A. (REIT)	3,288	589,784
Getlink SE	32,808	571,361
Hermes International	2,112	1,581,628
ICADE (REIT)	2,561	279,395
Iliad S.A. (d)	1,762	228,795
Ingenico Group S.A.	4,093	445,294
Ipsen S.A.	2,947	261,306
JCDecaux S.A.	4,706	145,338
Kering S.A.	5,325	3,510,458
Klepierre S.A. (REIT)	12,682	482,420
L’Oreal S.A.	17,414	5,175,190
Legrand S.A.	18,736	1,529,822
LVMH Moet Hennessy Louis Vuitton SE	19,473	9,075,646
Natixis S.A.	61,192	272,921
Orange S.A.	137,239	2,018,071
Pernod-Ricard S.A.	14,435	2,585,786
Peugeot S.A.	40,345	966,925
Publicis Groupe S.A.	15,420	698,694
Remy Cointreau S.A.	1,860	228,925
Renault S.A.	14,189	673,603
Safran S.A.	22,576	3,502,099
Sanofi	78,809	7,920,996
Sartorius Stedim Biotech	2,011	333,677
Schneider Electric SE	38,307	3,943,378
SCOR SE	11,686	491,310
SEB S.A.	1,809	269,247
Societe Generale S.A.	55,187	1,929,648
Sodexo S.A.	5,584	662,760
Suez	24,607	372,679
Teleperformance SE	4,265	1,042,829
Thales S.A.	7,807	812,818
Total S.A.	167,504	9,263,246
UBISOFT Entertainment S.A. (a)	5,696	394,311
Unibail-Rodamco-Westfield	9,927	1,569,521
Valeo S.A.	18,217	645,475
Veolia Environnement S.A.	38,959	1,038,492
Vinci S.A.	35,933	3,994,836
Vivendi S.A.	59,823	1,735,211
Wendel S.A.	2,267	301,938
Worldline S.A. (a)	7,286	517,475

		116,049,661

Germany—7.7%
Adidas AG	12,440	4,045,967
Allianz SE	29,733	7,296,049
Aroundtown S.A.	65,442	586,463
BASF SE	64,340	4,882,809
Bayer AG	64,821	5,302,244
Bayerische Motoren Werke AG	23,596	1,943,842
Beiersdorf AG	7,090	848,982
Brenntag AG	11,405	620,578
Carl Zeiss Meditec AG	2,898	369,874

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Commerzbank AG	77,199	$478,385
Continental AG	7,151	929,280
Covestro AG	11,059	514,455
Daimler AG	63,808	3,540,240
Delivery Hero AG (a)	8,164	646,630
Deutsche Bank AG	127,734	991,649
Deutsche Boerse AG	13,601	2,140,529
Deutsche Lufthansa AG	17,782	327,472
Deutsche Post AG	68,112	2,602,341
Deutsche Telekom AG	233,269	3,814,698
Deutsche Wohnen SE	24,681	1,009,345
E.ON SE	159,780	1,710,047
Evonik Industries AG	13,109	402,102
Fraport AG Frankfurt Airport Services Worldwide	3,260	277,281
Fresenius Medical Care AG & Co. KGaA	15,649	1,161,481
Fresenius SE & Co. KGaA	28,011	1,582,240
GEA Group AG	9,381	310,391
Hannover Rueck SE	4,145	801,962
HeidelbergCement AG	10,444	761,808
Henkel AG & Co. KGaA	7,933	747,518
HOCHTIEF AG	1,646	210,822
Infineon Technologies AG	85,769	1,968,246
KION Group AG	5,441	375,958
Knorr-Bremse AG	3,477	354,166
LANXESS AG	5,571	374,625
Merck KGaA	9,421	1,115,643
METRO AG	15,747	254,010
MTU Aero Engines AG	3,839	1,097,033
Muenchener Rueckversicherungs-Gesellschaft AG	10,059	2,969,666
Puma SE	6,040	463,442
RWE AG	39,146	1,203,589
SAP SE	68,846	9,284,976
Siemens AG	53,103	6,946,567
Siemens Healthineers AG	10,900	523,782
Symrise AG	8,745	920,663
Telefonica Deutschland Holding AG	58,800	170,547
ThyssenKrupp AG	31,577	426,689
TUI AG	30,068	380,195
Uniper SE	14,858	492,118
United Internet AG	8,781	288,779
Volkswagen AG	2,495	485,219
Vonovia SE	35,809	1,929,191
Wirecard AG	8,665	1,047,684
Zalando SE (a)	8,719	442,108

		84,372,380

Hong Kong—3.1%
AIA Group, Ltd.	846,800	8,910,309
ASM Pacific Technology, Ltd.	19,600	272,502
Bank of East Asia, Ltd. (The)	103,920	232,219
CK Asset Holdings, Ltd.	188,440	1,365,777
CK Hutchison Holdings, Ltd.	187,440	1,791,169
CK Infrastructure Holdings, Ltd.	49,500	353,045
CLP Holdings, Ltd.	116,377	1,225,489
Dairy Farm International Holdings, Ltd.	24,600	140,318
Galaxy Entertainment Group, Ltd.	151,000	1,113,063

Hong Kong—(Continued)
Hang Lung Properties, Ltd.	162,000	354,178
Hang Seng Bank, Ltd.	54,400	1,125,814
Henderson Land Development Co., Ltd.	100,311	492,636
HK Electric Investments & HK Electric Investments, Ltd.	53,500	52,730
HKT Trust & HKT, Ltd.	277,980	391,914
Hong Kong & China Gas Co., Ltd.	703,415	1,374,474
Hong Kong Exchanges and Clearing, Ltd.	86,500	2,803,779
Hongkong Land Holdings, Ltd.	86,500	497,788
Jardine Matheson Holdings, Ltd.	16,900	939,731
Jardine Strategic Holdings, Ltd.	14,600	447,645
Kerry Properties, Ltd.	57,500	183,251
Link REIT (REIT)	150,141	1,594,063
Melco Resorts & Entertainment, Ltd. (ADR)	13,200	319,044
MTR Corp., Ltd.	110,500	655,058
New World Development Co., Ltd.	463,707	636,001
NWS Holdings, Ltd.	99,000	138,967
PCCW, Ltd.	76,000	44,877
Power Assets Holdings, Ltd.	107,549	786,421
Sino Land Co., Ltd.	247,600	360,775
Sun Hung Kai Properties, Ltd.	116,250	1,783,300
Swire Pacific, Ltd. - Class A	36,817	343,149
Swire Properties, Ltd.	83,600	277,821
Techtronic Industries Co., Ltd.	95,000	777,416
Vitasoy International Holdings, Ltd.	54,000	195,869
WH Group, Ltd.	520,000	538,830
Wharf Real Estate Investment Co., Ltd.	87,976	539,494
Wheelock & Co., Ltd.	68,000	453,495
Yue Yuen Industrial Holdings, Ltd.	50,500	149,303

		33,661,714

Ireland—0.7%
AerCap Holdings NV (a)	7,900	485,613
AIB Group plc	60,112	210,681
Bank of Ireland Group plc	56,296	310,659
CRH plc (a)	54,249	2,177,588
Flutter Entertainment plc	4,945	604,314
James Hardie Industries plc	31,140	611,554
Kerry Group plc - Class A	11,539	1,437,642
Kingspan Group plc	11,136	686,340
Smurfit Kappa Group plc	16,402	632,252

		7,156,643

Israel—0.5%
Azrieli Group, Ltd.	3,090	225,998
Bank Hapoalim B.M.	79,475	660,059
Bank Leumi Le-Israel B.M.	109,068	794,704
Check Point Software Technologies, Ltd. (a)	8,100	898,776
CyberArk Software, Ltd. (a)	2,700	314,766
Elbit Systems, Ltd.	1,811	281,944
Israel Chemicals, Ltd.	54,463	256,907
Israel Discount Bank, Ltd. - Class A	83,247	386,276
Mizrahi Tefahot Bank, Ltd.	6,410	170,905
Nice, Ltd. (a)	4,447	689,242
Teva Pharmaceutical Industries, Ltd. (ADR) (a) (d)	77,953	763,939
Wix.com, Ltd. (a)	3,200	391,616

		5,835,132

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—2.0%
Assicurazioni Generali S.p.A.	77,824	$1,607,678
Atlantia S.p.A.	36,067	841,938
Davide Campari-Milano S.p.A.	42,874	391,832
Enel S.p.A.	581,257	4,627,431
Eni S.p.A.	175,289	2,725,726
Ferrari NV	8,924	1,481,300
FinecoBank Banca Fineco S.p.A.	42,655	512,361
Intesa Sanpaolo S.p.A.	1,028,893	2,714,231
Leonardo S.p.A.	28,782	337,541
Mediobanca S.p.A.	44,816	493,998
Moncler S.p.A.	13,024	586,212
Pirelli & C S.p.A.	29,117	167,953
Poste Italiane S.p.A.	41,357	469,721
Prysmian S.p.A.	16,202	390,705
Recordati S.p.A.	8,194	345,730
Snam S.p.A.	136,820	721,427
Telecom Italia S.p.A. (a)	342,165	213,658
Telecom Italia S.p.A. - Risparmio Shares	214,725	131,533
Terna Rete Elettrica Nazionale S.p.A.	92,957	622,416
UniCredit S.p.A.	142,434	2,083,911

		21,467,302

Japan—23.1%
ABC-Mart, Inc.	2,500	170,385
Advantest Corp.	14,500	820,234
Aeon Co., Ltd.	44,500	916,588
Air Water, Inc.	10,000	147,413
Aisin Seiki Co., Ltd.	10,600	391,969
Ajinomoto Co., Inc.	31,900	530,270
Alfresa Holdings Corp.	15,300	312,318
Alps Alpine Co., Ltd.	13,100	295,862
Amada Holdings Co., Ltd.	27,000	306,578
ANA Holdings, Inc.	8,400	280,990
Aozora Bank, Ltd.	9,600	253,519
Asahi Glass Co., Ltd.	12,600	449,523
Asahi Group Holdings, Ltd.	24,500	1,118,947
Asahi Intecc Co., Ltd.	14,200	418,021
Asahi Kasei Corp.	84,100	943,477
Astellas Pharma, Inc.	131,100	2,239,026
Bandai Namco Holdings, Inc.	13,300	806,899
Bank of Kyoto, Ltd. (The)	4,400	187,546
Bridgestone Corp.	40,800	1,515,149
Brother Industries, Ltd.	16,400	337,623
Calbee, Inc.	5,500	178,843
Canon, Inc. (d)	67,800	1,848,635
Casio Computer Co., Ltd.	16,900	339,540
Central Japan Railway Co.	9,800	1,968,972
Chiba Bank, Ltd. (The)	24,300	139,695
Chubu Electric Power Co., Inc.	45,700	644,492
Chugai Pharmaceutical Co., Ltd.	15,200	1,399,724
Chugoku Electric Power Co., Inc. (The)	23,700	312,478
Coca-Cola Bottlers Japan Holdings, Inc. (d)	9,900	254,166
Concordia Financial Group, Ltd.	48,600	199,319
Credit Saison Co., Ltd.	11,300	195,824
CyberAgent, Inc.	7,400	257,582
Dai Nippon Printing Co., Ltd.	14,900	404,309

Japan—(Continued)
Dai-ichi Life Holdings, Inc.	75,800	1,248,117
Daicel Corp.	22,000	209,824
Daifuku Co., Ltd.	7,400	447,400
Daiichi Sankyo Co., Ltd.	40,600	2,680,441
Daikin Industries, Ltd.	17,200	2,418,401
Daito Trust Construction Co., Ltd.	5,200	643,906
Daiwa House Industry Co., Ltd.	38,200	1,183,276
Daiwa House REIT Investment Corp. (REIT)	136	355,227
Daiwa Securities Group, Inc.	89,600	454,457
Denso Corp.	31,000	1,398,130
Dentsu, Inc.	16,600	571,488
Disco Corp.	1,600	380,781
East Japan Railway Co.	20,800	1,877,144
Eisai Co., Ltd.	18,200	1,355,319
Electric Power Development Co., Ltd.	10,900	264,833
FamilyMart Co., Ltd.	17,600	421,466
FANUC Corp.	13,300	2,455,901
Fast Retailing Co., Ltd.	4,100	2,429,779
Fuji Electric Co., Ltd.	8,600	262,759
FUJIFILM Holdings Corp.	25,900	1,234,737
Fujitsu, Ltd.	13,100	1,235,927
Fukuoka Financial Group, Inc.	10,600	202,298
GMO Payment Gateway, Inc.	3,000	206,351
Hakuhodo DY Holdings, Inc.	17,600	283,020
Hamamatsu Photonics KK	9,600	393,289
Hankyu Hanshin Holdings, Inc.	16,400	701,183
Hikari Tsushin, Inc.	1,500	376,478
Hino Motors, Ltd.	19,000	200,721
Hirose Electric Co., Ltd.	2,415	308,682
Hisamitsu Pharmaceutical Co., Inc.	4,500	218,869
Hitachi Chemical Co., Ltd.	7,700	322,217
Hitachi Construction Machinery Co., Ltd.	8,900	264,740
Hitachi High-Technologies Corp.	5,500	388,584
Hitachi Metals, Ltd.	20,000	293,771
Hitachi, Ltd.	66,500	2,800,600
Honda Motor Co., Ltd.	113,900	3,212,208
Hoshizaki Corp.	4,100	364,998
Hoya Corp.	26,800	2,558,397
Hulic Co., Ltd.	17,100	205,799
Idemitsu Kosan Co., Ltd.	12,068	335,679
IHI Corp.	12,200	285,878
Iida Group Holdings Co., Ltd.	12,700	222,261
Inpex Corp.	71,100	741,540
Isetan Mitsukoshi Holdings, Ltd.	26,900	241,835
Isuzu Motors, Ltd.	43,700	514,728
ITOCHU Corp.	96,700	2,239,004
Itochu Techno-Solutions Corp.	7,100	200,407
J Front Retailing Co., Ltd.	17,900	249,627
Japan Airlines Co., Ltd.	8,400	262,077
Japan Airport Terminal Co., Ltd.	3,800	210,263
Japan Exchange Group, Inc.	38,100	670,548
Japan Post Bank Co., Ltd.	30,800	295,133
Japan Post Holdings Co., Ltd.	107,000	1,004,755
Japan Post Insurance Co., Ltd.	16,000	273,823
Japan Prime Realty Investment Corp. (REIT)	51	223,951
Japan Real Estate Investment Corp.	96	636,769
Japan Retail Fund Investment Corp.	202	434,207

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Japan Tobacco, Inc. (d)	86,100	$1,919,083
JFE Holdings, Inc.	35,100	449,567
JGC Holdings Corp.	14,000	225,244
JSR Corp.	11,000	201,014
JTEKT Corp.	14,700	173,353
JXTG Holdings, Inc.	205,700	940,409
Kajima Corp.	32,000	427,572
Kakaku.com, Inc.	10,700	275,014
Kamigumi Co., Ltd.	8,500	186,195
Kansai Electric Power Co., Inc. (The)	55,000	635,872
Kansai Paint Co., Ltd.	10,300	251,691
Kao Corp.	33,400	2,754,257
Kawasaki Heavy Industries, Ltd.	12,400	271,051
KDDI Corp.	122,200	3,634,756
Keihan Holdings Co., Ltd.	7,800	379,602
Keikyu Corp.	18,000	346,868
Keio Corp.	6,600	398,681
Keisei Electric Railway Co., Ltd.	10,000	387,738
Keyence Corp.	12,600	4,458,990
Kikkoman Corp.	9,600	469,556
Kintetsu Group Holdings Co., Ltd.	12,612	683,353
Kirin Holdings Co., Ltd.	60,300	1,314,944
Kobayashi Pharmaceutical Co., Ltd.	3,600	304,794
Koito Manufacturing Co., Ltd.	7,700	356,316
Komatsu, Ltd.	65,500	1,570,098
Konami Holdings Corp.	7,300	300,951
Konica Minolta, Inc.	37,000	242,121
Kose Corp.	2,300	336,096
Kubota Corp.	75,300	1,179,420
Kuraray Co., Ltd.	24,500	300,391
Kurita Water Industries, Ltd.	7,100	210,316
Kyocera Corp.	22,700	1,546,641
Kyowa Kirin Co., Ltd.	20,000	469,835
Kyushu Electric Power Co., Inc.	25,900	223,695
Kyushu Railway Co.	12,700	425,702
Lawson, Inc.	3,800	215,164
LINE Corp. (a)	4,500	221,289
Lion Corp.	15,900	310,284
LIXIL Group Corp.	19,000	327,400
M3, Inc.	31,400	948,034
Makita Corp.	15,200	526,113
Marubeni Corp.	114,800	848,150
Marui Group Co., Ltd.	10,300	250,674
Mazda Motor Corp.	43,000	365,908
McDonald’s Holdings Co. Japan, Ltd. (d)	5,400	260,185
Mebuki Financial Group, Inc.	63,100	160,966
Medipal Holdings Corp.	10,700	235,988
MEIJI Holdings Co., Ltd.	7,700	519,955
Minebea Mitsumi, Inc.	26,300	542,641
MISUMI Group, Inc.	22,200	548,876
Mitsubishi Chemical Holdings Corp.	93,700	697,962
Mitsubishi Corp.	93,100	2,469,471
Mitsubishi Electric Corp.	131,200	1,783,621
Mitsubishi Estate Co., Ltd.	86,400	1,651,423
Mitsubishi Gas Chemical Co., Inc.	11,500	174,726
Mitsubishi Heavy Industries, Ltd.	23,100	893,233
Mitsubishi Materials Corp.	7,900	214,168

Japan—(Continued)
Mitsubishi Motors Corp.	44,999	187,279
Mitsubishi Tanabe Pharma Corp.	15,300	282,119
Mitsubishi UFJ Financial Group, Inc.	854,388	4,616,778
Mitsubishi UFJ Lease & Finance Co., Ltd.	30,700	197,550
Mitsui & Co., Ltd.	118,417	2,105,302
Mitsui Chemicals, Inc.	15,000	364,508
Mitsui Fudosan Co., Ltd.	65,000	1,587,263
Mitsui OSK Lines, Ltd.	7,500	205,922
Mizuho Financial Group, Inc.	1,661,900	2,555,469
MonotaRO Co., Ltd.	9,200	246,560
MS&AD Insurance Group Holdings, Inc.	31,800	1,046,859
Murata Manufacturing Co., Ltd.	41,200	2,546,720
Nabtesco Corp.	7,500	221,267
Nagoya Railroad Co., Ltd.	14,800	459,248
NEC Corp.	16,800	697,935
Nexon Co., Ltd. (a)	32,300	427,152
NGK Insulators, Ltd.	19,300	334,737
NGK Spark Plug Co., Ltd.	12,000	232,740
NH Foods, Ltd.	7,000	289,896
Nidec Corp.	15,400	2,103,316
Nikon Corp.	22,500	274,970
Nintendo Co., Ltd.	7,700	3,107,504
Nippon Building Fund, Inc.	88	644,714
Nippon Express Co., Ltd.	5,900	345,142
Nippon Paint Holdings Co., Ltd.	9,500	491,405
Nippon Prologis REIT, Inc. (a)	143	364,233
Nippon Shinyaku Co., Ltd.	3,200	278,224
Nippon Steel Corp.	56,300	846,883
Nippon Telegraph & Telephone Corp.	88,400	2,238,744
Nippon Yusen KK	12,600	226,969
Nissan Chemical Corp.	10,000	417,976
Nissan Motor Co., Ltd.	166,900	969,808
Nisshin Seifun Group, Inc.	15,700	273,586
Nissin Foods Holdings Co., Ltd.	4,700	348,810
Nitori Holdings Co., Ltd.	5,800	916,301
Nitto Denko Corp.	11,500	645,089
Nomura Holdings, Inc.	213,300	1,095,463
Nomura Real Estate Holdings, Inc.	9,500	228,568
Nomura Real Estate Master Fund, Inc. (REIT)	296	505,755
Nomura Research Institute, Ltd.	24,500	527,039
NSK, Ltd.	26,600	250,827
NTT Data Corp.	40,780	545,051
NTT DoCoMo, Inc.	94,600	2,643,144
Obayashi Corp.	45,500	504,406
Obic Co., Ltd.	4,000	540,231
Odakyu Electric Railway Co., Ltd.	20,100	468,707
OJI Holdings Corp.	42,600	229,873
Olympus Corp.	80,000	1,231,706
Omron Corp.	13,400	780,496
Ono Pharmaceutical Co., Ltd.	26,100	595,910
Oracle Corp. Japan	3,000	272,694
Oriental Land Co., Ltd.	14,000	1,910,389
ORIX Corp.	92,600	1,541,077
Orix JREIT, Inc.	185	401,063
Osaka Gas Co., Ltd.	29,000	554,002
Otsuka Corp.	7,400	295,498
Otsuka Holdings Co., Ltd.	28,200	1,253,886

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Pan Pacific International Holdings Corp.	32,800	$544,311
Panasonic Corp.	145,900	1,368,191
Park24 Co., Ltd.	7,400	181,238
PeptiDream, Inc. (a)	6,800	348,120
Persol Holdings Co., Ltd.	13,400	251,822
Pigeon Corp.	8,500	313,352
Pola Orbis Holdings, Inc.	7,600	181,526
Rakuten, Inc. (a)	61,500	527,390
Recruit Holdings Co., Ltd.	93,300	3,510,264
Renesas Electronics Corp. (a)	39,200	269,877
Resona Holdings, Inc.	143,300	624,727
Ricoh Co., Ltd.	48,600	526,536
Rinnai Corp.	2,800	218,623
Rohm Co., Ltd.	6,700	539,934
Ryohin Keikaku Co., Ltd.	18,000	419,758
Santen Pharmaceutical Co., Ltd.	27,500	524,244
SBI Holdings, Inc.	16,511	347,735
Secom Co., Ltd.	13,900	1,240,222
Sega Sammy Holdings, Inc.	12,900	187,856
Seibu Holdings, Inc.	13,800	227,613
Seiko Epson Corp.	20,000	301,900
Sekisui Chemical Co., Ltd.	21,400	370,361
Sekisui House, Ltd.	45,500	971,523
Seven & i Holdings Co., Ltd.	51,300	1,876,658
SG Holdings Co., Ltd.	10,500	236,966
Sharp Corp.	12,000	183,336
Shimadzu Corp.	14,600	456,537
Shimano, Inc.	5,400	876,583
Shimizu Corp.	39,000	396,715
Shin-Etsu Chemical Co., Ltd.	25,100	2,751,350
Shinsei Bank, Ltd.	12,900	196,886
Shionogi & Co., Ltd.	19,700	1,216,905
Shiseido Co., Ltd.	28,700	2,051,798
Shizuoka Bank, Ltd. (The)	25,800	192,034
Showa Denko KK	9,900	260,727
SMC Corp.	4,100	1,873,799
Softbank Corp.	121,800	1,631,949
SoftBank Group Corp.	109,900	4,783,783
Sohgo Security Services Co., Ltd.	4,800	259,907
Sompo Holdings, Inc.	23,599	924,540
Sony Corp.	89,100	6,063,635
Sony Financial Holdings, Inc.	12,800	306,331
Square Enix Holdings Co., Ltd.	6,500	324,703
Stanley Electric Co., Ltd.	9,700	280,391
Subaru Corp.	45,400	1,122,329
SUMCO Corp.	17,600	294,734
Sumitomo Chemical Co., Ltd.	86,200	390,596
Sumitomo Corp.	83,900	1,250,634
Sumitomo Dainippon Pharma Co., Ltd.	12,500	243,828
Sumitomo Electric Industries, Ltd.	57,634	864,581
Sumitomo Heavy Industries, Ltd.	7,800	221,066
Sumitomo Metal Mining Co., Ltd.	16,600	535,308
Sumitomo Mitsui Financial Group, Inc.	91,400	3,364,015
Sumitomo Mitsui Trust Holdings, Inc.	22,826	900,594
Sumitomo Realty & Development Co., Ltd.	22,400	781,147
Sumitomo Rubber Industries, Ltd.	12,500	152,041

Japan—(Continued)
Sundrug Co., Ltd.	5,300	191,506
Suntory Beverage & Food, Ltd.	10,400	434,833
Suzuken Co., Ltd.	5,800	235,978
Suzuki Motor Corp.	26,200	1,097,228
Sysmex Corp.	12,200	829,098
T&D Holdings, Inc.	39,400	497,200
Taiheiyo Cement Corp.	8,200	239,876
Taisei Corp.	12,400	513,295
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	221,625
Taiyo Nippon Sanso Corp.	9,600	212,633
Takeda Pharmaceutical Co., Ltd.	103,048	4,081,789
TDK Corp.	9,500	1,067,545
Teijin, Ltd.	13,200	246,255
Terumo Corp.	44,200	1,561,279
THK Co., Ltd.	7,700	206,634
Tobu Railway Co., Ltd.	14,600	530,491
Toho Co., Ltd.	8,500	353,880
Toho Gas Co., Ltd.	6,200	252,397
Tohoku Electric Power Co., Inc.	28,000	276,886
Tokio Marine Holdings, Inc.	43,800	2,445,159
Tokyo Century Corp.	3,100	166,419
Tokyo Electric Power Co. Holdings, Inc. (a)	112,000	478,170
Tokyo Electron, Ltd.	11,300	2,482,750
Tokyo Gas Co., Ltd.	26,400	640,382
Tokyu Corp.	37,500	692,762
Tokyu Fudosan Holdings Corp.	37,000	255,429
Toppan Printing Co., Ltd.	20,500	422,537
Toray Industries, Inc.	99,900	682,403
Toshiba Corp.	35,600	1,205,848
Tosoh Corp.	23,000	353,896
TOTO, Ltd.	10,400	438,205
Toyo Seikan Group Holdings, Ltd.	8,300	143,852
Toyo Suisan Kaisha, Ltd.	6,000	255,147
Toyota Industries Corp.	10,100	581,917
Toyota Motor Corp.	160,100	11,270,532
Toyota Tsusho Corp.	15,500	543,185
Trend Micro, Inc. (a)	8,900	455,358
Tsuruha Holdings, Inc.	2,900	371,994
Unicharm Corp.	29,600	999,632
United Urban Investment Corp. (REIT)	213	399,609
USS Co., Ltd.	16,600	313,416
Welcia Holdings Co., Ltd.	3,500	222,902
West Japan Railway Co.	11,500	992,854
Yakult Honsha Co., Ltd.	8,200	451,287
Yamada Denki Co., Ltd.	46,500	246,077
Yamaha Corp.	10,400	573,182
Yamaha Motor Co., Ltd.	18,700	373,730
Yamato Holdings Co., Ltd.	21,800	372,735
Yamazaki Baking Co., Ltd.	9,000	160,781
Yaskawa Electric Corp.	18,000	679,096
Yokogawa Electric Corp.	16,300	288,646
Yokohama Rubber Co., Ltd. (The)	9,200	177,996
Z Holdings Corp.	168,000	703,740
ZOZO, Inc.	7,700	147,286

		253,654,970

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Luxembourg—0.2%
ArcelorMittal S.A.	46,976	$830,392
Eurofins Scientific SE	878	487,935
Millicom International Cellular S.A.	7,585	363,752
SES S.A.	29,140	410,005
Tenaris S.A.	35,513	401,908

		2,493,992

Macau—0.1%
Sands China, Ltd.	176,400	946,020
SJM Holdings, Ltd.	12,000	13,699
Wynn Macau, Ltd.	95,600	236,495

		1,196,214

Netherlands—4.5%
ABN AMRO Bank NV	29,995	548,253
Adyen NV (a)	753	620,050
Aegon NV	119,047	545,310
Akzo Nobel NV	16,277	1,660,757
Altice Europe NV - Class A (a)	47,267	305,671
ASML Holding NV	29,818	8,886,433
EXOR NV	8,104	628,933
Heineken Holding NV	7,836	761,393
Heineken NV	18,534	1,978,459
ING Groep NV	272,022	3,271,502
Koninklijke Ahold Delhaize NV	86,148	2,160,569
Koninklijke DSM NV	12,515	1,634,828
Koninklijke KPN NV	217,891	644,255
Koninklijke Philips NV	65,152	3,187,497
Koninklijke Vopak NV	3,942	214,160
NN Group NV	21,018	799,781
NXP Semiconductors NV	19,500	2,481,570
Randstad NV	9,402	576,167
Royal Dutch Shell plc - A Shares	299,717	8,909,952
Royal Dutch Shell plc - B Shares	261,692	7,798,676
Wolters Kluwer NV	19,254	1,408,339

		49,022,555

New Zealand—0.3%
a2 Milk Co., Ltd. (a)	53,251	540,168
Auckland International Airport, Ltd.	69,174	408,420
Fisher & Paykel Healthcare Corp., Ltd.	44,270	665,749
Fletcher Building, Ltd.	68,594	235,862
Mercury NZ, Ltd.	47,715	162,645
Meridian Energy, Ltd.	42,412	143,131
Ryman Healthcare, Ltd.	29,900	329,971
Spark New Zealand, Ltd.	131,194	383,505

		2,869,451

Norway—0.6%
Aker BP ASA	7,864	257,767
DNB ASA	68,520	1,282,894
Equinor ASA	71,632	1,431,228
Gjensidige Forsikring ASA	14,357	301,407
Mowi ASA	30,284	786,930
Norsk Hydro ASA	91,188	340,119

Norway—(Continued)
Orkla ASA	47,435	480,312
Schibsted ASA - B Shares	7,443	213,373
Telenor ASA	51,893	929,881
Yara International ASA	11,222	467,180

		6,491,091

Portugal—0.2%
Banco Espirito Santo S.A. (b) (c)	199,038	0
EDP - Energias de Portugal S.A.	185,244	803,623
Galp Energia SGPS S.A.	37,002	619,313
Jeronimo Martins SGPS S.A.	18,255	300,875

		1,723,811

Russia—0.0%
Evraz plc	36,315	194,933

Singapore—1.2%
Ascendas Real Estate Investment Trust (REIT)	213,904	472,682
CapitaLand Commercial Trust (REIT)	166,738	246,924
CapitaLand Mall Trust (REIT)	157,500	288,200
CapitaLand, Ltd.	172,300	480,674
City Developments, Ltd.	34,000	277,333
ComfortDelGro Corp., Ltd.	153,000	271,058
DBS Group Holdings, Ltd.	131,667	2,538,481
Genting Singapore, Ltd.	215,100	147,293
Jardine Cycle & Carriage, Ltd.	8,888	198,963
Keppel Corp., Ltd.	113,900	573,991
Mapletree Commercial Trust	147,200	261,665
Oversea-Chinese Banking Corp., Ltd.	230,564	1,885,676
SATS, Ltd.	56,300	212,104
Singapore Airlines, Ltd.	33,140	223,013
Singapore Exchange, Ltd.	54,400	358,934
Singapore Press Holdings, Ltd.	159,050	257,943
Singapore Technologies Engineering, Ltd.	130,000	381,301
Singapore Telecommunications, Ltd.	601,420	1,508,525
Suntec Real Estate Investment Trust (REIT)	74,700	102,259
United Overseas Bank, Ltd.	89,292	1,756,758
UOL Group, Ltd.	33,000	204,427
Venture Corp., Ltd.	20,500	247,410
Wilmar International, Ltd.	144,000	441,742

		13,337,356

South Africa—0.2%
Anglo American plc	71,358	2,059,758

Spain—2.7%
ACS Actividades de Construccion y Servicios S.A.	18,705	750,350
Aena SME S.A.	5,006	961,236
Amadeus IT Group S.A.	29,710	2,436,079
Banco Bilbao Vizcaya Argentaria S.A.	476,413	2,686,720
Banco de Sabadell S.A.	265,324	311,008
Banco Santander S.A.	1,156,971	4,888,699
Bankia S.A.	80,824	173,134
Bankinter S.A.	48,939	360,072
CaixaBank S.A.	221,046	697,590

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Cellnex Telecom S.A.	17,920	$772,891
Enagas S.A.	15,887	406,142
Endesa S.A.	23,384	624,753
Ferrovial S.A.	35,226	1,069,410
Grifols S.A.	21,632	764,331
Iberdrola S.A.	429,043	4,421,880
Industria de Diseno Textil S.A	74,470	2,639,827
Mapfre S.A.	74,474	198,250
Naturgy Energy Group S.A.	20,891	526,287
Red Electrica Corp. S.A.	29,508	593,983
Repsol S.A.	96,879	1,520,859
Siemens Gamesa Renewable Energy S.A.	18,682	328,521
Telefonica S.A. (d)	338,883	2,370,227

		29,502,249

Sweden—2.3%
Alfa Laval AB	20,852	525,622
Assa Abloy AB - Class B	72,914	1,704,808
Atlas Copco AB - A Shares	46,052	1,836,791
Atlas Copco AB - B Shares	28,433	987,050
Boliden AB (a)	20,002	532,327
Electrolux AB - Series B	17,118	420,355
Epiroc AB - Class A	49,888	610,031
Epiroc AB - Class B	28,433	337,666
Essity AB - Class B	43,954	1,417,796
Hennes & Mauritz AB - B Shares	53,857	1,095,412
Hexagon AB - B Shares	19,206	1,076,694
Husqvarna AB - B Shares	25,677	205,723
ICA Gruppen AB	5,619	262,565
Industrivarden AB - C Shares	10,214	246,799
Investor AB - B Shares	32,036	1,751,327
Kinnevik AB - Class B	16,046	392,881
L E Lundbergforetagen AB - B Shares	6,090	267,684
Lundin Petroleum AB	11,594	394,247
Sandvik AB	76,849	1,502,837
Securitas AB - B Shares	21,462	370,513
Skandinaviska Enskilda Banken AB - Class A	113,560	1,068,874
Skanska AB - B Shares	24,008	543,178
SKF AB - B Shares	25,976	526,571
Svenska Handelsbanken AB - A Shares	113,277	1,220,380
Swedbank AB - A Shares	65,848	982,584
Swedish Match AB	11,623	599,549
Tele2 AB - B Shares	33,676	488,775
Telefonaktiebolaget LM Ericsson - B Shares	220,757	1,935,437
Telia Co. AB	171,616	737,607
Volvo AB - B Shares	104,577	1,755,952

		25,798,035

Switzerland—9.4%
ABB, Ltd.	128,908	3,110,186
Adecco Group AG	10,992	694,521
Alcon, Inc. (a)	29,285	1,658,044
Baloise Holding AG	3,117	563,032
Barry Callebaut AG	211	466,193
Chocoladefabriken Lindt & Spruengli AG	7	618,094

Switzerland—(Continued)
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	628,440
Cie Financiere Richemont S.A.	35,656	2,797,317
Clariant AG (a)	10,316	230,709
Coca-Cola HBC AG (a)	13,800	470,725
Credit Suisse Group AG (a)	175,461	2,379,822
Dufry AG (a)	2,729	270,380
EMS-Chemie Holding AG	579	380,817
Ferguson plc	15,873	1,442,331
Geberit AG	2,458	1,379,105
Givaudan S.A.	649	2,030,038
Glencore plc (a)	751,722	2,350,846
Julius Baer Group, Ltd. (a)	17,027	878,848
Kuehne & Nagel International AG	4,135	696,629
LafargeHolcim, Ltd. (a)	35,343	1,958,719
Lonza Group AG (a)	5,308	1,934,807
Nestle S.A.	208,469	22,571,983
Novartis AG	150,487	14,249,396
Pargesa Holding S.A.	3,025	251,163
Partners Group Holding AG	1,376	1,260,344
Roche Holding AG	49,215	15,949,296
Schindler Holding AG	1,428	349,662
Schindler Holding AG (Participation Certificate)	2,909	739,728
SGS S.A.	367	1,004,074
Sika AG	9,000	1,693,909
Sonova Holding AG	4,058	927,886
STMicroelectronics NV	49,712	1,342,651
Straumann Holding AG	747	732,799
Swatch Group AG (The)	4,374	230,824
Swatch Group AG (The) - Bearer Shares	2,245	625,428
Swiss Life Holding AG	2,458	1,232,481
Swiss Prime Site AG (a)	5,000	579,293
Swiss Re AG	20,070	2,254,468
Swisscom AG	1,853	980,758
Temenos AG (a)	4,384	692,725
UBS Group AG (a)	269,006	3,393,157
Vifor Pharma AG	2,847	519,766
Zurich Insurance Group AG	10,457	4,286,399

		102,807,793

United Arab Emirates—0.0%
NMC Health plc	7,569	177,705

United Kingdom—13.9%
3i Group plc	70,865	1,032,983
Admiral Group plc	16,009	490,323
Ashtead Group plc	32,603	1,043,435
Associated British Foods plc	23,197	803,704
AstraZeneca plc	91,898	9,195,314
Auto Trader Group plc	75,401	595,966
AVEVA Group plc	4,525	279,766
Aviva plc	288,445	1,609,294
BAE Systems plc	231,979	1,738,322
Barclays plc	1,179,699	2,817,505
Barratt Developments plc	69,622	690,179
Berkeley Group Holdings plc	7,831	507,864

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
BP plc	1,427,032	$8,958,994
British American Tobacco plc	162,458	6,922,349
British Land Co. plc (The) (REIT)	73,348	624,584
BT Group plc	572,988	1,468,628
Bunzl plc	23,002	629,418
Burberry Group plc	29,504	863,553
Centrica plc	279,610	333,283
CNH Industrial NV	72,572	797,218
Coca-Cola European Partners plc	16,100	819,168
Compass Group plc	111,126	2,784,119
Croda International plc	9,045	614,396
DCC plc	7,008	610,083
Diageo plc	165,702	6,983,422
Direct Line Insurance Group plc	89,919	374,703
easyJet plc	11,130	211,738
Experian plc	65,580	2,218,340
Fiat Chrysler Automobiles NV	78,476	1,163,076
G4S plc	108,086	314,367
GlaxoSmithKline plc	347,720	8,181,322
GVC Holdings plc	39,400	462,119
Halma plc	27,211	763,999
Hargreaves Lansdown plc	20,716	533,471
HSBC Holdings plc	1,414,292	11,107,910
Imperial Brands plc	70,611	1,749,831
Informa plc	91,052	1,035,138
InterContinental Hotels Group plc	11,622	800,662
Intertek Group plc	11,453	889,000
J Sainsbury plc	120,106	368,229
JD Sports Fashion plc	30,679	342,698
Johnson Matthey plc	15,590	620,373
Kingfisher plc	151,460	439,294
Land Securities Group plc (REIT)	54,641	718,082
Legal & General Group plc	421,904	1,699,947
Lloyds Banking Group plc	4,856,156	4,053,538
London Stock Exchange Group plc	22,230	2,296,446
M&G plc (a)	186,011	585,328
Marks & Spencer Group plc	107,851	305,889
Meggitt plc	55,862	486,834
Melrose Industries plc	351,107	1,122,394
Micro Focus International plc	22,532	318,175
Mondi plc	35,550	839,309
National Grid plc	249,620	3,137,315
Next plc	9,783	911,004
Ocado Group plc (a)	32,598	553,551
Pearson plc	50,185	424,566
Persimmon plc	22,805	821,623
Prudential plc	186,011	3,579,526
Reckitt Benckiser Group plc	50,616	4,110,791
RELX plc	137,652	3,472,967
Rentokil Initial plc	132,544	798,004
Rio Tinto plc	78,928	4,690,197
Rolls-Royce Holdings plc (a)	123,608	1,119,419
Royal Bank of Scotland Group plc	306,646	982,960
RSA Insurance Group plc	74,322	561,080
Sage Group plc (The)	77,930	774,432
Schroders plc	7,697	342,324

United Kingdom—(Continued)
Segro plc (REIT)	74,212	885,956
Severn Trent plc	14,884	496,789
Smith & Nephew plc	62,049	1,499,061
Smiths Group plc	25,301	565,727
Spirax-Sarco Engineering plc	5,277	624,945
SSE plc	72,948	1,397,838
St. James’s Place plc	38,927	602,406
Standard Chartered plc	188,103	1,776,764
Standard Life Aberdeen plc	163,097	710,744
Taylor Wimpey plc	240,026	621,254
Tesco plc	690,838	2,340,492
Unilever NV	101,817	5,862,330
Unilever plc	76,987	4,407,951
United Utilities Group plc	43,570	547,331
Vodafone Group plc	1,865,066	3,621,199
Weir Group plc (The)	17,104	342,290
Whitbread plc	8,801	566,433
WM Morrison Supermarkets plc	166,578	443,508
WPP plc	93,040	1,309,544

		152,118,403

United States—0.1%
Carnival plc	13,029	622,236
International Flavors & Fragrances, Inc.	1	55
QIAGEN NV (a)	15,166	518,827

		1,141,118

Total Common Stocks (Cost $834,604,413)		1,034,984,488

Mutual Fund—2.6%

United States—2.6%
iShares MSCI EAFE ETF (d) (e) (Cost $27,692,447)	407,000	28,262,080

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	221,275
FUCHS Petrolub SE	4,900	243,956
Henkel AG & Co. KGaA	12,893	1,334,249
Porsche Automobil Holding SE	11,105	831,303
Sartorius AG	2,589	554,669
Volkswagen AG	12,651	2,502,656

Total Preferred Stocks (Cost $4,220,016)		5,688,108

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 01/21/20 (a) (Cost $45,749)	96,879	46,000

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investments—2.3%

Security Description	Principal Amount*	Value

Discount Note—2.2%
Federal Home Loan Bank 1.533%, 01/23/20 (f)	24,500,000	$24,478,420

U.S. Treasury—0.1%
U.S. Treasury Bill 1.284%, 01/07/20 (f)	800,000	799,848

Total Short-Term Investments (Cost $25,276,156)		25,278,268

Securities Lending Reinvestments (g)—2.0%

Repurchase Agreements—1.8%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/19 at 1.550%, due on 01/02/20 with a maturity value of $1,771,785; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/30 - 08/15/44, and an aggregate market value of $1,807,065.	1,771,632	1,771,632
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,400,132; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,428,001.	1,400,000	1,400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,200,183; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,224,010.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $213,140; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $217,369.	213,107	213,107
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,000,458; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $3,060,010.	3,000,000	3,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,000,340; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $4,080,000.	4,000,000	4,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $4,000,378; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $4,440,890.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $4,000,380; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $4,355,556.	4,000,000	4,000,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $500,167; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $552,187.	500,000	500,000

		20,084,739

Mutual Funds—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (h)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (h)	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $22,084,739)		22,084,739

Total Investments—101.8% (Cost $913,923,520)		1,116,343,683
Other assets and liabilities (net)—(1.8)%		(19,401,503)

Net Assets—100.0%		$1,096,942,180

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent less than 0.05% of net assets.
(d)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $21,767,900 and the collateral received consisted of cash in the amount of $22,084,739 and non-cash collateral with a value of $232,333. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $2,777,600.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Banks	9.2
Pharmaceuticals	8.2
Insurance	5.3
Oil, Gas & Consumable Fuels	4.5
Food Products	3.3
Chemicals	3.2
Automobiles	3.0
Machinery	2.7
Metals & Mining	2.6
Textiles, Apparel & Luxury Goods	2.5

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
MSCI EAFE Index Mini Futures	03/20/20	260	USD	26,474,500	$692,487

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$73,798,773	$0	$73,798,773
Austria	—	2,329,596	—	2,329,596
Belgium	—	10,314,348	—	10,314,348
Chile	—	328,488	—	328,488
China	397,824	3,794,815	—	4,192,639
Denmark	—	19,117,378	—	19,117,378
Finland	—	11,771,000	—	11,771,000
France	—	116,049,661	—	116,049,661
Germany	—	84,372,380	—	84,372,380
Hong Kong	319,044	33,342,670	—	33,661,714
Ireland	485,613	6,671,030	—	7,156,643
Israel	2,369,097	3,466,035	—	5,835,132
Italy	—	21,467,302	—	21,467,302
Japan	—	253,654,970	—	253,654,970
Luxembourg	—	2,493,992	—	2,493,992
Macau	—	1,196,214	—	1,196,214
Netherlands	2,481,570	46,540,985	—	49,022,555
New Zealand	—	2,869,451	—	2,869,451
Norway	—	6,491,091	—	6,491,091
Portugal	—	1,723,811	0	1,723,811
Russia	—	194,933	—	194,933
Singapore	—	13,337,356	—	13,337,356
South Africa	—	2,059,758	—	2,059,758
Spain	—	29,502,249	—	29,502,249
Sweden	—	25,798,035	—	25,798,035
Switzerland	—	102,807,793	—	102,807,793
United Arab Emirates	—	177,705	—	177,705
United Kingdom	819,168	151,299,235	—	152,118,403
United States	—	1,141,118	—	1,141,118
Total Common Stocks	6,872,316	1,028,112,172	0	1,034,984,488
Total Mutual Fund*	28,262,080	—	—	28,262,080
Total Preferred Stocks*	—	5,688,108	—	5,688,108
Total Rights*	46,000	—	—	46,000
Total Short-Term Investments*	—	25,278,268	—	25,278,268

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Repurchase Agreements	$—	$20,084,739	$—	$20,084,739
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	20,084,739	—	22,084,739
Total Investments	$37,180,396	$1,079,163,287	$0	$1,116,343,683

Collateral for Securities Loaned (Liability)	$—	$(22,084,739)	$—	$(22,084,739)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$692,487	$—	$—	$692,487

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,116,343,683
Cash	7,877
Cash denominated in foreign currencies (c)	66,711
Receivable for:
Investments sold	1,329,244
Fund shares sold	344,050
Dividends	2,959,704
Variation margin on futures contracts	132,611
Prepaid expenses	2,957

Total Assets	1,121,186,837
Liabilities
Collateral for securities loaned	22,084,739
Payables for:
Fund shares redeemed	1,285,383
Accrued Expenses:
Management fees	273,164
Distribution and service fees	109,300
Deferred trustees’ fees	142,882
Other expenses	349,189

Total Liabilities	24,244,657

Net Assets	$1,096,942,180

Net Assets Consist of:
Paid in surplus	$870,669,559
Distributable earnings (Accumulated losses)	226,272,621

Net Assets	$1,096,942,180

Net Assets
Class A	$591,314,626
Class B	361,553,997
Class E	27,178,466
Class G	116,895,091
Capital Shares Outstanding*
Class A	41,295,345
Class B	25,798,292
Class E	1,908,584
Class G	8,400,351
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.32
Class B	14.01
Class E	14.24
Class G	13.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $913,923,520.
(b)	Includes securities loaned at value of $21,767,900.
(c)	Identified cost of cash denominated in foreign currencies was $66,031.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$33,945,018
Interest	289,032
Securities lending income	261,138

Total investment income	34,495,188
Expenses
Management fees	3,087,700
Administration fees	49,128
Custodian and accounting fees	251,592
Distribution and service fees—Class B	889,105
Distribution and service fees—Class E	39,906
Distribution and service fees—Class G	331,403
Audit and tax services	46,934
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	154,119
Insurance	7,035
Miscellaneous	155,361

Total expenses	5,115,598
Less management fee waiver	(28,055)

Net expenses	5,087,543

Net Investment Income	29,407,645

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	4,535,618
Futures contracts	1,997,022
Foreign currency transactions	(7,061)

Net realized gain	6,525,579

Net change in unrealized appreciation on:
Investments	165,875,280
Futures contracts	897,178
Foreign currency transactions	56,494

Net change in unrealized appreciation	166,828,952

Net realized and unrealized gain	173,354,531

Net Increase in Net Assets From Operations	$202,762,176

(a)	Net of foreign withholding taxes of $3,025,015.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,407,645	$28,351,598
Net realized gain	6,525,579	10,136,916
Net change in unrealized appreciation (depreciation)	166,828,952	(193,819,549)

Increase (decrease) in net assets from operations	202,762,176	(155,331,035)

From Distributions to Shareholders
Class A	(18,045,926)	(16,673,785)
Class B	(11,491,023)	(10,835,559)
Class E	(875,875)	(823,070)
Class G	(3,538,623)	(3,102,863)

Total distributions	(33,951,447)	(31,435,277)

Increase (decrease) in net assets from capital share transactions	(31,459,144)	2,610,269

Total increase (decrease) in net assets	137,351,585	(184,156,043)

Net Assets
Beginning of period	959,590,595	1,143,746,638

End of period	$1,096,942,180	$959,590,595

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	4,374,341	$59,486,427	3,939,329	$54,805,801
Reinvestments	1,373,358	18,045,926	1,178,359	16,673,785
Redemptions	(5,365,501)	(72,517,555)	(3,946,676)	(55,809,870)

Net increase	382,198	$5,014,798	1,171,012	$15,669,716

Class B
Sales	544,524	$7,058,483	1,290,742	$17,223,346
Reinvestments	892,160	11,491,023	780,660	10,835,559
Redemptions	(3,880,280)	(51,157,438)	(3,158,638)	(43,643,536)

Net decrease	(2,443,596)	$(32,607,932)	(1,087,236)	$(15,584,631)

Class E
Sales	45,726	$610,522	143,756	$1,979,666
Reinvestments	66,963	875,875	58,415	823,070
Redemptions	(290,491)	(3,870,607)	(278,661)	(3,924,036)

Net decrease	(177,802)	$(2,384,210)	(76,490)	$(1,121,300)

Class G
Sales	917,278	$11,898,921	1,208,495	$16,281,035
Reinvestments	276,671	3,538,623	225,008	3,102,863
Redemptions	(1,289,422)	(16,919,344)	(1,145,821)	(15,737,414)

Net increase (decrease)	(95,473)	$(1,481,800)	287,682	$3,646,484

Increase (decrease) derived from capital shares transactions		$(31,459,144)		$2,610,269

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.16	$14.55	$11.97	$12.14	$12.67

Income (Loss) from Investment Operations
Net investment income (a)	0.40	0.38	0.35	0.34 (b)	0.34
Net realized and unrealized gain (loss)	2.23	(2.34)	2.60	(0.20)	(0.45)

Total income (loss) from investment operations	2.63	(1.96)	2.95	0.14	(0.11)

Less Distributions
Distributions from net investment income	(0.37)	(0.43)	(0.37)	(0.31)	(0.42)
Distributions from net realized capital gains	(0.10)	0.00	0.00	0.00	0.00

Total distributions	(0.47)	(0.43)	(0.37)	(0.31)	(0.42)

Net Asset Value, End of Period	$14.32	$12.16	$14.55	$11.97	$12.14

Total Return (%) (c)	21.93	(13.91)	24.90	1.34	(1.09)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.38	0.37	0.38	0.40
Net ratio of expenses to average net assets (%) (d)	0.37	0.38	0.37	0.38	0.40
Ratio of net investment income to average net assets (%)	2.97	2.72	2.59	2.93 (b)	2.59
Portfolio turnover rate (%)	9	9	12	12	9
Net assets, end of period (in millions)	$591.3	$497.5	$578.2	$498.7	$464.9

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.91	$14.25	$11.73	$11.91	$12.43

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.34	0.31	0.31 (b)	0.30
Net realized and unrealized gain (loss)	2.17	(2.29)	2.54	(0.21)	(0.43)

Total income (loss) from investment operations	2.53	(1.95)	2.85	0.10	(0.13)

Less Distributions
Distributions from net investment income	(0.33)	(0.39)	(0.33)	(0.28)	(0.39)
Distributions from net realized capital gains	(0.10)	0.00	0.00	0.00	0.00

Total distributions	(0.43)	(0.39)	(0.33)	(0.28)	(0.39)

Net Asset Value, End of Period	$14.01	$11.91	$14.25	$11.73	$11.91

Total Return (%) (c)	21.55	(14.08)	24.60	1.00	(1.28)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63	0.62	0.63	0.65
Net ratio of expenses to average net assets (%) (d)	0.62	0.63	0.62	0.63	0.65
Ratio of net investment income to average net assets (%)	2.74	2.49	2.36	2.69 (b)	2.37
Portfolio turnover rate (%)	9	9	12	12	9
Net assets, end of period (in millions)	$361.6	$336.3	$418.0	$390.7	$394.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.09	$14.47	$11.90	$12.08	$12.60

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.36	0.33	0.33 (b)	0.32
Net realized and unrealized gain (loss)	2.21	(2.34)	2.59	(0.22)	(0.44)

Total income (loss) from investment operations	2.59	(1.98)	2.92	0.11	(0.12)

Less Distributions
Distributions from net investment income	(0.34)	(0.40)	(0.35)	(0.29)	(0.40)
Distributions from net realized capital gains	(0.10)	0.00	0.00	0.00	0.00

Total distributions	(0.44)	(0.40)	(0.35)	(0.29)	(0.40)

Net Asset Value, End of Period	$14.24	$12.09	$14.47	$11.90	$12.08

Total Return (%) (c)	21.77	(14.06)	24.78	1.08	(1.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.53	0.52	0.53	0.55
Net ratio of expenses to average net assets (%) (d)	0.52	0.53	0.52	0.53	0.55
Ratio of net investment income to average net assets (%)	2.85	2.58	2.46	2.80 (b)	2.48
Portfolio turnover rate (%)	9	9	12	12	9
Net assets, end of period (in millions)	$27.2	$25.2	$31.3	$29.6	$31.3

	Class G
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.83	$14.16	$11.66	$11.84	$12.36

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.33	0.30	0.30 (b)	0.29
Net realized and unrealized gain (loss)	2.17	(2.27)	2.53	(0.20)	(0.42)

Total income (loss) from investment operations	2.52	(1.94)	2.83	0.10	(0.13)

Less Distributions
Distributions from net investment income	(0.33)	(0.39)	(0.33)	(0.28)	(0.39)
Distributions from net realized capital gains	(0.10)	0.00	0.00	0.00	0.00

Total distributions	(0.43)	(0.39)	(0.33)	(0.28)	(0.39)

Net Asset Value, End of Period	$13.92	$11.83	$14.16	$11.66	$11.84

Total Return (%) (c)	21.58	(14.12)	24.54	0.97	(1.31)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.68	0.67	0.68	0.70
Net ratio of expenses to average net assets (%) (d)	0.67	0.68	0.67	0.68	0.70
Ratio of net investment income to average net assets (%)	2.67	2.42	2.29	2.63 (b)	2.32
Portfolio turnover rate (%)	9	9	12	12	9
Net assets, end of period (in millions)	$116.9	$100.5	$116.3	$98.6	$93.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,084,739. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(4,619,086)	$—	$—	$—	$(4,619,086)
Mutual Funds	(17,465,653)	—	—	—	(17,465,653)
Total Borrowings	$(22,084,739)	$—	$—	$—	$(22,084,739)
Gross amount of recognized liabilities for securities lending transactions					$(22,084,739)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$692,487

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,997,022

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$897,178

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,165,317

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$94,488,503	$0	$136,199,746

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $3,087,700.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2019 were $455,321.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$926,437,673

Gross unrealized appreciation	313,205,679
Gross unrealized depreciation	(123,299,669)

Net unrealized appreciation (depreciation)	$189,906,010

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$26,437,608	$31,435,277	$7,513,839	$—	$33,951,447	$31,435,277

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$32,304,937	$4,159,613	$189,950,954	$—	$226,415,504

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-27

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife MSCI EAFE Index Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife MSCI EAFE Index Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-29

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-31

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-32

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MetLife MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board took into account that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, E and G shares of the MetLife Russell 2000 Index Portfolio returned 25.62%, 25.30%, 25.40%, and 25.20%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 25.52%.

MARKET ENVIRONMENT / CONDITIONS

In 2019, equity markets reached record highs on optimism about the global economy, accommodative monetary policies and better than expected macroeconomic data and corporate earnings. Investors also reacted favorably to trade talks between the U.S. and China and the new agreement between the U.K. and the European Union about the U.K.’s withdrawal from the European Union. Equity markets maintained their strength during 2019 despite geopolitical concerns in the Middle East, political unrest in Chile and Hong Kong, and U.S. House Democrats voting to impeach President Trump.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and lowered the target for the federal funds rate three times from a range of 2.25%—2.50% to a range of 1.50%—1.75%. The FOMC stated that the labor market had remained strong and that economic activity had been rising at a moderate rate. However, the FOMC also stated that business fixed investment and exports had remained weak.

Eight of the nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Information Technology (13.5% beginning weight in the benchmark), up 34.8%, was the best-performing sector. Materials (6.1% beginning weight), up 31.6%, and Health Care (15.3% beginning weight), up 30.0%, were the next best-performing sectors. Energy (3.5% beginning weight), down 7.4%, was the worst-performing sector and the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the year were Arrowhead Pharmaceuticals, up 410.7%; Medicines Company, up 343.8%; and Array BioPharma, up 235.8%. The stocks with the largest negative impact were Green Dot Corporation, down 70.7%; Peabody Energy Corporation, down 67.2%; and Merit Medical Systems, down 44.1%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, net asset value (“NAV”) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	25.62	8.29	11.87
Class B	25.30	8.02	11.59
Class E	25.40	8.13	11.69
Class G	25.20	7.96	11.53
Russell 2000 Index	25.52	8.23	11.83

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	1.9
Novocure, Ltd.	0.3
Medicines Co. (The)	0.3
Generac Holdings, Inc.	0.3
Lumentum Holdings, Inc.	0.3
Teladoc Health, Inc.	0.3
Haemonetics Corp.	0.3
Arrowhead Pharmaceuticals, Inc.	0.3
Trex Co., Inc.	0.2
Marriott Vacations Worldwide Corp.	0.2

Top Sectors

% of Net Assets
Financials	19.0
Health Care	17.5
Industrials	15.4
Information Technology	13.1
Consumer Discretionary	10.5
Real Estate	7.6
Materials	3.8
Utilities	3.5
Energy	3.0
Consumer Staples	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.31%	$1,000.00	$1,072.90	$1.62
	Hypothetical*	0.31%	$1,000.00	$1,023.64	$1.58

Class B (a)	Actual	0.56%	$1,000.00	$1,071.70	$2.92
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class E (a)	Actual	0.46%	$1,000.00	$1,072.40	$2.40
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

Class G (a)	Actual	0.61%	$1,000.00	$1,071.50	$3.19
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
AAR Corp.	13,862	$625,176
Aerojet Rocketdyne Holdings, Inc. (a) (b)	31,677	1,446,372
Aerovironment, Inc. (a)	8,967	553,622
Astronics Corp. (a)	10,382	290,177
Axon Enterprise, Inc. (a)	25,160	1,843,725
Cubic Corp. (b)	13,660	868,366
Ducommun, Inc. (a)	4,992	252,246
Kratos Defense & Security Solutions, Inc. (a)	39,769	716,240
Maxar Technologies, Inc. (a)	25,232	395,385
Mercury Systems, Inc. (a)	23,662	1,635,281
Moog, Inc. - Class A	13,220	1,128,063
National Presto Industries, Inc.	2,572	227,339
Park Aerospace Corp.	10,569	171,958
Parsons Corp. (a)	8,512	351,375
Triumph Group, Inc.	22,400	566,048
Vectrus, Inc. (a)	5,647	289,465
Wesco Aircraft Holdings, Inc. (a)	17,179	189,313

		11,550,151

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	27,538	646,042
Atlas Air Worldwide Holdings, Inc. (a)	10,224	281,876
Echo Global Logistics, Inc. (a)	13,053	270,197
Forward Air Corp.	11,493	803,935
HUB Group, Inc. - Class A (a)	13,053	669,488

		2,671,538

Airlines—0.4%
Allegiant Travel Co.	5,298	922,064
Hawaiian Holdings, Inc. (b)	18,895	553,434
SkyWest, Inc.	20,873	1,349,022
Spirit Airlines, Inc. (a)	29,877	1,204,342

		4,028,862

Auto Components—1.1%
Adient plc (a) (b)	39,298	835,082
American Axle & Manufacturing Holdings, Inc. (a)	51,196	550,869
Cooper Tire & Rubber Co.	22,320	641,700
Cooper-Standard Holdings, Inc. (a)	7,342	243,461
Dana, Inc.	60,327	1,097,951
Dorman Products, Inc. (a) (b)	12,058	913,032
Fox Factory Holding Corp. (a) (b)	16,769	1,166,619
Gentherm, Inc. (a)	15,174	673,574
LCI Industries	10,785	1,155,397
Modine Manufacturing Co. (a)	23,187	178,540
Motorcar Parts of America, Inc. (a) (b)	8,000	176,240
Standard Motor Products, Inc.	9,638	512,934
Stoneridge, Inc. (a) (b)	10,698	313,665
Tenneco, Inc. - Class A	22,605	296,126
Visteon Corp. (a)	11,503	996,045

		9,751,235

Automobiles—0.1%
Winnebago Industries, Inc.	13,793	730,753

Banks—9.4%
1st Source Corp.	5,572	289,075
ACNB Corp.	3,451	130,517
Allegiance Bancshares, Inc. (a) (b)	9,094	341,934
Amalgamated Bank - Class A	6,787	132,007
Amerant Bancorp, Inc. (a)	6,964	151,746
American National Bankshares, Inc.	4,311	170,586
Ameris Bancorp	26,755	1,138,158
Ames National Corp.	4,321	121,247
Arrow Financial Corp.	6,548	247,514
Atlantic Capital Bancshares, Inc. (a)	10,440	191,574
Atlantic Union Bankshares Corp. (b)	33,750	1,267,312
Banc of California, Inc. (b)	18,620	319,892
BancFirst Corp.	8,433	526,557
Bancorp, Inc. (The) (a)	22,607	293,213
BancorpSouth Bank	42,752	1,342,840
Bank First Corp.	2,031	142,190
Bank of Marin Bancorp	6,398	288,230
Bank of NT Butterfield & Son, Ltd. (The)	23,174	857,901
Banner Corp.	14,787	836,796
Bar Harbor Bankshares (b)	7,342	186,413
Baycom Corp. (a)	5,323	121,045
Berkshire Hills Bancorp, Inc.	21,074	692,913
Boston Private Financial Holdings, Inc.	37,198	447,492
Bridge Bancorp, Inc.	8,870	297,411
Brookline Bancorp, Inc.	36,642	603,127
Bryn Mawr Bank Corp.	9,382	386,914
Business First Bancshares, Inc.	5,338	133,076
Byline Bancorp, Inc.	11,156	218,323
Cadence BanCorp	56,137	1,017,764
Cambridge Bancorp	2,103	168,555
Camden National Corp.	7,839	361,064
Capital City Bank Group, Inc.	5,769	175,955
Capstar Financial Holdings, Inc.	7,333	122,094
Carolina Financial Corp.	8,963	387,470
Carter Bank & Trust (a) (b)	12,904	306,083
Cathay General Bancorp	31,869	1,212,615
CBTX, Inc.	8,948	278,462
CenterState Bank Corp.	52,355	1,307,828
Central Pacific Financial Corp.	11,636	344,193
Central Valley Community Bancorp	5,828	126,293
Century Bancorp, Inc. - Class A	1,431	128,733
Citizens & Northern Corp.	6,716	189,727
City Holding Co.	7,242	593,482
Civista Bancshares, Inc.	6,893	165,432
CNB Financial Corp.	6,782	221,636
Columbia Banking System, Inc. (b)	30,427	1,237,922
Community Bank System, Inc.	22,304	1,582,246
Community Trust Bancorp, Inc.	7,150	333,476
ConnectOne Bancorp, Inc.	13,860	356,479
Customers Bancorp, Inc. (a)	13,560	322,864
CVB Financial Corp.	59,614	1,286,470
Dime Community Bancshares, Inc.	15,501	323,816
Eagle Bancorp, Inc.	15,143	736,404
Enterprise Bancorp, Inc.	4,064	137,648
Enterprise Financial Services Corp.	10,782	519,800
Equity Bancshares, Inc. - Class A (a)	7,293	225,135
Farmers & Merchants Bancorp, Inc. (b)	4,006	120,781

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Farmers National Banc Corp.	13,414	$218,916
FB Financial Corp.	7,970	315,532
Financial Institutions, Inc.	6,461	207,398
First Bancorp	94,227	997,864
First Bancorp	12,826	511,886
First Bancorp, Inc.	5,308	160,461
First Bancshares, Inc. (The)	7,872	279,613
First Busey Corp.	23,513	646,608
First Choice Bancorp	4,966	133,883
First Commonwealth Financial Corp.	39,340	570,823
First Community Bancshares, Inc.	8,470	262,739
First Financial Bancorp	43,646	1,110,354
First Financial Bankshares, Inc. (b)	55,137	1,935,309
First Financial Corp.	5,707	260,924
First Foundation, Inc.	17,720	308,328
First Interstate BancSystem, Inc. - Class A	16,939	710,083
First Merchants Corp.	23,954	996,247
First Mid Bancshares, Inc.	5,809	204,767
First Midwest Bancorp, Inc.	46,471	1,071,621
First of Long Island Corp. (The)	9,924	248,894
Flushing Financial Corp.	13,422	289,982
Franklin Financial Network, Inc.	4,990	171,307
Fulton Financial Corp. (b)	68,220	1,189,075
German American Bancorp, Inc.	10,821	385,444
Glacier Bancorp, Inc. (b)	37,780	1,737,502
Great Southern Bancorp, Inc.	4,991	316,030
Great Western Bancorp, Inc.	23,510	816,737
Guaranty Bancshares, Inc.	3,924	129,021
Hancock Whitney Corp.	38,128	1,673,057
Hanmi Financial Corp.	15,681	313,542
HarborOne Bancrop, Inc. (a)	13,445	147,761
Heartland Financial USA, Inc.	14,828	737,545
Heritage Commerce Corp.	24,561	315,118
Heritage Financial Corp.	15,777	446,489
Hilltop Holdings, Inc.	28,897	720,402
Home BancShares, Inc. (b)	68,087	1,338,590
HomeTrust Bancshares, Inc.	8,531	228,887
Hope Bancorp, Inc. (b)	53,525	795,382
Horizon Bancorp	17,556	333,564
Iberiabank Corp.	21,761	1,628,376
Independent Bank Corp.	11,863	268,697
Independent Bank Corp./Rockland Trust	14,251	1,186,396
Independent Bank Group, Inc.	14,598	809,313
International Bancshares Corp.	24,957	1,074,898
Investar Holding Corp.	4,829	115,896
Investors Bancorp, Inc.	97,490	1,161,593
Lakeland Bancorp, Inc.	19,933	346,436
Lakeland Financial Corp.	11,384	557,019
LCNB Corp.	6,097	117,672
Live Oak Bancshares, Inc. (b)	10,534	200,251
Macatawa Bank Corp.	14,416	160,450
Mercantile Bank Corp.	8,647	315,356
Metrocity Bankshares, Inc.	15,169	265,609
Metropolitan Bank Holding Corp. (a)	3,277	158,050
Midland States Bancorp, Inc.	10,034	290,585
MidWestOne Financial Group, Inc.	5,585	202,345
MutualFirst Financial, Inc.	2,936	116,471

Banks—(Continued)
National Bank Holdings Corp. - Class A	12,889	453,951
National Bankshares, Inc.	3,487	156,671
NBT Bancorp, Inc.	19,267	781,470
Nicolet Bankshares, Inc. (a)	4,200	310,170
Northrim BanCorp, Inc.	3,529	135,161
OFG Bancorp	22,996	542,936
Old National Bancorp	71,934	1,315,673
Old Second Bancorp, Inc.	14,296	192,567
Opus Bank	8,631	223,284
Origin Bancorp, Inc.	9,030	341,695
Orrstown Financial Services, Inc.	5,287	119,592
Pacific Premier Bancorp, Inc.	24,640	803,387
Park National Corp.	5,741	587,764
Peapack Gladstone Financial Corp.	8,311	256,810
Penns Woods Bancorp, Inc.	3,439	122,291
People’s Utah Bancorp	7,011	211,171
Peoples Bancorp, Inc.	8,443	292,634
Peoples Financial Services Corp.	3,673	184,936
Preferred Bank	6,573	394,972
Premier Financial Bancorp, Inc.	6,585	119,452
QCR Holdings, Inc.	5,810	254,827
RBB Bancorp	6,720	142,262
Red River Bancshares, Inc. (a) (b)	2,422	135,777
Renasant Corp.	22,907	811,366
Republic Bancorp, Inc. - Class A	5,421	253,703
S&T Bancorp, Inc.	15,660	630,941
Sandy Spring Bancorp, Inc.	16,080	609,110
Seacoast Banking Corp. of Florida (a)	21,315	651,600
ServisFirst Bancshares, Inc. (b)	20,928	788,567
Sierra Bancorp	5,841	170,090
Simmons First National Corp. - Class A	41,478	1,111,196
SmartFinancial, Inc.	5,821	137,667
South State Corp.	14,180	1,230,115
Southern First Bancshares, Inc. (a)	3,419	145,273
Southern National Bancorp of Virginia, Inc.	10,799	176,564
Southside Bancshares, Inc.	12,931	480,257
Spirit of Texas Bancshares, Inc. (a) (b)	5,933	136,459
Stock Yards Bancorp, Inc.	8,132	333,900
Summit Financial Group, Inc.	5,705	154,548
Tompkins Financial Corp.	5,838	534,177
Towne Bank	30,317	843,419
TriCo Bancshares	11,734	478,865
TriState Capital Holdings, Inc. (a)	11,422	298,343
Triumph Bancorp, Inc. (a)	11,267	428,371
Trustmark Corp.	28,210	973,527
UMB Financial Corp.	19,210	1,318,574
United Bankshares, Inc. (b)	40,823	1,578,217
United Community Banks, Inc.	34,521	1,066,008
Univest Financial Corp.	12,133	324,922
Valley National Bancorp	163,035	1,866,751
Veritex Holdings, Inc. (b)	23,827	694,081
Washington Trust Bancorp, Inc.	6,986	375,777
WesBanco, Inc.	27,151	1,026,036
West Bancorp, Inc.	8,036	205,963
Westamerica Bancorp (b)	11,738	795,484

		87,088,852

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—0.3%
Boston Beer Co., Inc. (The) - Class A (a)	3,688	$1,393,511
Coca-Cola Bottling Co. Consolidated	2,130	605,026
MGP Ingredients, Inc. (b)	6,119	296,466
National Beverage Corp. (a) (b)	4,782	243,978
Primo Water Corp. (a) (b)	15,449	173,415

		2,712,396

Biotechnology—7.8%
ACADIA Pharmaceuticals, Inc. (a)	48,173	2,060,841
Acceleron Pharma, Inc. (a)	19,395	1,028,323
Achillion Pharmaceuticals, Inc. (a)	51,647	311,431
Adverum Biotechnologies, Inc. (a) (b)	28,557	328,977
Agenus, Inc. (a) (b)	46,040	187,383
Aimmune Therapeutics, Inc. (a) (b)	20,346	680,981
Akcea Therapeutics, Inc. (a) (b)	7,356	124,611
Akebia Therapeutics, Inc. (a)	41,615	263,007
Albireo Pharma, Inc. (a)	4,713	119,804
Alector, Inc. (a)	14,366	247,526
Allakos, Inc. (a) (b)	8,226	784,431
Allogene Therapeutics, Inc. (a)	18,009	467,874
AMAG Pharmaceuticals, Inc. (a)	16,034	195,134
Amicus Therapeutics, Inc. (a)	112,681	1,097,513
AnaptysBio, Inc. (a)	11,271	183,154
Anika Therapeutics, Inc. (a)	7,087	367,461
Apellis Pharmaceuticals, Inc. (a)	22,295	682,673
Arcus Biosciences, Inc. (a)	15,645	158,014
Ardelyx, Inc. (a)	25,332	190,117
Arena Pharmaceuticals, Inc. (a)	22,490	1,021,496
Arqule, Inc. (a)	51,349	1,024,926
Arrowhead Pharmaceuticals, Inc. (a) (b)	39,514	2,506,373
Assembly Biosciences, Inc. (a)	9,765	199,792
Atara Biotherapeutics, Inc. (a) (b)	23,772	391,525
Athenex, Inc. (a)	31,132	475,386
Audentes Therapeutics, Inc. (a)	19,977	1,195,424
Avid Bioservices, Inc. (a)	30,862	236,712
Avrobio, Inc. (a)	8,516	171,427
BioCryst Pharmaceuticals, Inc. (a)	70,449	243,049
Biohaven Pharmaceutical Holding Co., Ltd. (a)	17,349	944,480
BioSpecifics Technologies Corp. (a)	3,035	172,813
Blueprint Medicines Corp. (a) (b)	20,516	1,643,537
Bridgebio Pharma, Inc. (a) (b)	10,235	358,737
CareDx, Inc. (a)	18,796	405,430
Catalyst Pharmaceuticals, Inc. (a)	25,312	94,920
CEL-SCI Corp. (a) (b)	14,591	133,508
ChemoCentryx, Inc. (a)	17,880	707,154
Clovis Oncology, Inc. (a) (b)	21,967	229,006
Coherus Biosciences, Inc. (a)	28,406	511,450
Constellation Pharmaceuticals, Inc. (a) (b)	7,136	336,177
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	23,273	127,071
Cortexyme, Inc. (a) (b)	5,340	299,788
Crinetics Pharmaceuticals, Inc. (a)	5,835	146,400
Cue Biopharma, Inc. (a)	10,006	158,845
Cytokinetics, Inc. (a) (b)	26,348	279,552
CytomX Therapeutics, Inc. (a)	27,302	226,880
Deciphera Pharmaceuticals, Inc. (a)	8,722	542,857
Denali Therapeutics, Inc. (a) (b)	20,915	364,339

Biotechnology—(Continued)
Dicerna Pharmaceuticals, Inc. (a)	22,854	503,474
Dynavax Technologies Corp. (a) (b)	41,452	237,105
Eagle Pharmaceuticals, Inc. (a)	4,988	299,679
Editas Medicine, Inc. (a)	21,518	637,148
Eidos Therapeutics, Inc. (a) (b)	5,576	320,007
Eiger BioPharmaceuticals, Inc. (a)	12,632	188,217
Emergent BioSolutions, Inc. (a) (b)	20,011	1,079,593
Enanta Pharmaceuticals, Inc. (a)	7,598	469,404
Epizyme, Inc. (a)	36,222	891,061
Esperion Therapeutics, Inc. (a) (b)	10,901	650,027
Fate Therapeutics, Inc. (a)	26,915	526,727
FibroGen, Inc. (a) (b)	34,740	1,489,999
Flexion Therapeutics, Inc. (a) (b)	15,518	321,223
Forty Seven, Inc. (a)	10,069	396,416
G1 Therapeutics, Inc. (a)	15,694	414,792
Geron Corp. (a) (b)	23,338	31,740
Global Blood Therapeutics, Inc. (a) (b)	25,390	2,018,251
Gossamer Bio, Inc. (a) (b)	19,641	306,989
Halozyme Therapeutics, Inc. (a) (b)	64,503	1,143,638
Heron Therapeutics, Inc. (a)	36,544	858,784
Homology Medicines, Inc. (a) (b)	11,986	248,110
ImmunoGen, Inc. (a)	59,746	305,003
Immunomedics, Inc. (a)	78,858	1,668,635
Inovio Pharmaceuticals, Inc. (a) (b)	46,474	153,364
Insmed, Inc. (a) (b)	39,584	945,266
Intellia Therapeutics, Inc. (a) (b)	15,741	230,920
Intercept Pharmaceuticals, Inc. (a)	11,215	1,389,763
Intrexon Corp. (a) (b)	32,766	179,558
Invitae Corp. (a) (b)	39,306	634,006
Iovance Biotherapeutics, Inc. (a) (b)	51,593	1,428,094
Ironwood Pharmaceuticals, Inc. (a) (b)	69,963	931,207
Kadmon Holdings, Inc. (a)	65,134	295,057
Karuna Therapeutics, Inc. (a) (b)	2,274	171,323
Karyopharm Therapeutics, Inc. (a)	29,466	564,863
Kindred Biosciences, Inc. (a)	25,159	213,348
Kodiak Sciences, Inc. (a)	10,345	744,323
Krystal Biotech, Inc. (a)	4,509	249,708
Kura Oncology, Inc. (a)	13,652	187,715
Ligand Pharmaceuticals, Inc. (a) (b)	7,468	778,838
MacroGenics, Inc. (a)	22,474	244,517
Madrigal Pharmaceuticals, Inc. (a) (b)	3,687	335,923
Magenta Therapeutics, Inc. (a)	10,252	155,420
MannKind Corp. (a) (b)	28,385	36,617
Medicines Co. (The) (a) (b)	31,880	2,707,887
MediciNova, Inc. (a) (b)	18,638	125,620
MeiraGTx Holdings plc (a)	6,528	130,691
Mirati Therapeutics, Inc. (a) (b)	11,990	1,545,031
Momenta Pharmaceuticals, Inc. (a)	43,796	864,095
Myriad Genetics, Inc. (a)	31,814	866,295
Natera, Inc. (a)	27,047	911,213
NextCure, Inc. (a)	6,409	361,019
Opko Health, Inc. (a)	100,226	147,332
PDL BioPharma, Inc. (a)	76,001	246,623
Pfenex, Inc. (a)	15,404	169,136
Portola Pharmaceuticals, Inc. (a) (b)	32,975	787,443
Precision BioSciences, Inc. (a)	17,261	239,755
Principia Biopharma, Inc. (a)	8,192	448,758

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Progenics Pharmaceuticals, Inc. (a)	41,699	$212,248
Prothena Corp. plc (a)	18,324	290,069
PTC Therapeutics, Inc. (a)	25,792	1,238,790
Puma Biotechnology, Inc. (a)	13,791	120,671
Ra Pharmaceuticals, Inc. (a)	14,651	687,571
Radius Health, Inc. (a)	20,884	421,021
REGENXBIO, Inc. (a) (b)	15,197	622,621
Retrophin, Inc. (a)	18,842	267,556
Rhythm Pharmaceuticals, Inc. (a) (b)	13,465	309,156
Rigel Pharmaceuticals, Inc. (a)	83,339	178,345
Rocket Pharmaceuticals, Inc. (a)	14,674	333,980
Rubius Therapeutics, Inc. (a) (b)	16,410	155,895
Sangamo Therapeutics, Inc. (a) (b)	52,928	443,007
Sorrento Therapeutics, Inc. (a) (b)	37,880	128,034
Spectrum Pharmaceuticals, Inc. (a) (b)	51,934	189,040
SpringWorks Therapeutics, Inc. (a)	8,195	315,426
Stemline Therapeutics, Inc. (a)	18,471	196,347
Stoke Therapeutics, Inc. (a)	4,762	134,860
Synthorx, Inc. (a)	4,415	308,564
TG Therapeutics, Inc. (a) (b)	37,719	418,681
Translate Bio, Inc. (a)	16,186	131,754
Turning Point Therapeutics, Inc. (a)	12,114	754,581
Twist Bioscience Corp. (a) (b)	10,242	215,082
Ultragenyx Pharmaceutical, Inc. (a) (b)	24,462	1,044,772
UroGen Pharma, Ltd. (a) (b)	9,990	333,366
Vanda Pharmaceuticals, Inc. (a)	24,336	399,354
Veracyte, Inc. (a)	21,446	598,772
Vericel Corp. (a)	18,632	324,197
Viking Therapeutics, Inc. (a) (b)	28,602	229,388
Voyager Therapeutics, Inc. (a)	10,649	148,554
XBiotech, Inc. (a)	9,308	173,734
Xencor, Inc. (a) (b)	21,420	736,634
Y-mAbs Therapeutics, Inc. (a)	10,071	314,719
ZIOPHARM Oncology, Inc. (a) (b)	55,911	263,900

		71,695,748

Building Products—1.5%
AAON, Inc. (b)	18,290	903,709
Advanced Drainage Systems, Inc.	18,690	725,920
American Woodmark Corp. (a)	7,434	776,927
Apogee Enterprises, Inc.	11,475	372,937
Builders FirstSource, Inc. (a)	50,475	1,282,570
Caesarstone, Ltd.	11,687	176,123
Continental Building Products, Inc. (a)	15,431	562,151
Cornerstone Building Brands, Inc. (a)	19,586	166,677
CSW Industrials, Inc.	5,978	460,306
Gibraltar Industries, Inc. (a)	12,944	652,895
Griffon Corp.	14,438	293,525
Insteel Industries, Inc.	9,004	193,496
JELD-WEN Holding, Inc. (a)	27,435	642,253
Masonite International Corp. (a)	10,341	746,724
Patrick Industries, Inc.	10,680	559,952
PGT Innovations, Inc. (a)	25,605	381,771
Quanex Building Products Corp.	12,585	214,952
Simpson Manufacturing Co., Inc.	18,627	1,494,444
Trex Co., Inc. (a) (b)	25,565	2,297,782

Building Products—(Continued)
Universal Forest Products, Inc.	25,733	1,227,464

		14,132,578

Capital Markets—1.4%
Ares Management Corp. - Class A	29,429	1,050,321
Artisan Partners Asset Management, Inc. - Class A	21,072	681,047
Assetmark Financial Holdings, Inc. (a)	6,476	187,934
B. Riley Financial, Inc.	10,620	267,412
Blucora, Inc. (a)	20,338	531,635
Brightsphere Investment Group, Inc. (a)	26,017	265,894
Cohen & Steers, Inc.	9,693	608,333
Cowen Group, Inc. - Class A (a) (b)	13,196	207,837
Diamond Hill Investment Group, Inc.	1,546	217,151
Donnelley Financial Solutions, Inc. (a)	16,100	168,567
Federated Investors, Inc. - Class B	42,995	1,401,207
Focus Financial Partners, Inc. - Class A (a)	13,966	411,578
Greenhill & Co., Inc.	10,011	170,988
Hamilton Lane, Inc. - Class A	9,898	589,921
Houlihan Lokey, Inc.	18,135	886,257
International FCStone, Inc. (a)	7,668	374,428
Ladenburg Thalmann Financial Services, Inc.	30,267	105,329
Moelis & Co. - Class A	20,101	641,624
Oppenheimer Holdings, Inc. - Class A	4,998	137,345
Piper Jaffray Cos.	5,776	461,733
PJT Partners, Inc. - Class A	10,648	480,544
Sculptor Capital Management, Inc.	7,985	176,469
Stifel Financial Corp. (b)	28,958	1,756,303
Virtus Investment Partners, Inc.	3,239	394,251
Waddell & Reed Financial, Inc. - Class A (b)	33,654	562,695
Westwood Holdings Group, Inc.	3,235	95,821
WisdomTree Investments, Inc.	60,118	290,971

		13,123,595

Chemicals—1.8%
AdvanSix, Inc. (a)	10,869	216,945
American Vanguard Corp.	14,887	289,850
Balchem Corp.	13,324	1,354,118
Chase Corp.	3,533	418,590
Ferro Corp. (a)	33,662	499,207
FutureFuel Corp.	10,195	126,316
GCP Applied Technologies, Inc. (a)	24,276	551,308
Hawkins, Inc.	4,778	218,880
HB Fuller Co.	22,649	1,168,009
Ingevity Corp. (a)	18,263	1,595,821
Innophos Holdings, Inc.	9,207	294,440
Innospec, Inc.	10,583	1,094,705
Intrepid Potash, Inc. (a)	6,306	17,089
Koppers Holdings, Inc. (a)	8,316	317,838
Kraton Corp. (a)	14,021	355,012
Kronos Worldwide, Inc.	11,199	150,067
Livent Corp. (a)	63,109	539,582
Minerals Technologies, Inc.	15,449	890,326
OMNOVA Solutions, Inc. (a)	21,500	217,365
Orion Engineered Carbons S.A.	26,715	515,599
PolyOne Corp.	31,527	1,159,878
PQ Group Holdings, Inc. (a)	14,392	247,255

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Quaker Chemical Corp.	5,838	$960,468
Sensient Technologies Corp.	18,800	1,242,492
Stepan Co.	9,222	944,702
Tredegar Corp.	13,367	298,752
Trinseo S.A.	17,985	669,222
Tronox Holding Plc - Class A (a) (b)	43,198	493,321

		16,847,157

Commercial Services & Supplies—2.7%
ABM Industries, Inc. (b)	29,625	1,117,159
ACCO Brands Corp.	42,900	401,544
Advanced Disposal Services, Inc. (a)	32,374	1,064,133
Brady Corp. - Class A	19,971	1,143,539
BrightView Holdings, Inc. (a)	13,796	232,739
Brink’s Co. (The)	21,021	1,906,184
Casella Waste Systems, Inc. - Class A (a)	19,066	877,608
Ceco Environmental Corp. (a)	14,832	113,613
Cimpress plc (a)	8,313	1,045,526
Covanta Holding Corp.	47,331	702,392
Deluxe Corp.	17,458	871,503
Ennis, Inc.	9,631	208,511
Harsco Corp. (a)	33,815	778,083
Healthcare Services Group, Inc. (b)	32,315	785,901
Heritage-Crystal Clean, Inc. (a)	7,474	234,459
Herman Miller, Inc.	26,222	1,092,146
HNI Corp.	18,317	686,155
Interface, Inc.	27,071	449,108
Kimball International, Inc. - Class B	16,738	345,974
Knoll, Inc.	22,127	558,928
Matthews International Corp. - Class A	14,349	547,701
McGrath RentCorp	10,515	804,818
Mobile Mini, Inc.	20,245	767,488
MSA Safety, Inc. (b)	14,808	1,871,139
Pitney Bowes, Inc. (b)	52,924	213,284
RR Donnelley & Sons Co.	32,985	130,291
SP Plus Corp. (a)	10,567	448,358
Steelcase, Inc. - Class A	39,276	803,587
Team, Inc. (a) (b)	14,183	226,503
Tetra Tech, Inc. (c)	23,022	1,983,576
U.S. Ecology, Inc.	10,067	582,980
UniFirst Corp.	6,262	1,264,799
Viad Corp.	8,932	602,910
VSE Corp.	4,190	159,388

		25,022,027

Communications Equipment—1.1%
Acacia Communications, Inc. (a)	16,734	1,134,732
ADTRAN, Inc.	24,190	239,239
CalAmp Corp. (a) (b)	14,239	136,410
Calix, Inc. (a)	21,486	171,888
Comtech Telecommunications Corp.	11,475	407,248
Digi International, Inc. (a)	12,500	221,500
Extreme Networks, Inc. (a)	50,414	371,551
Harmonic, Inc. (a) (b)	38,803	302,663
Infinera Corp. (a) (b)	77,196	612,936
Inseego Corp. (a) (b)	7,220	52,923

Communications Equipment—(Continued)
InterDigital, Inc.	13,238	721,339
Lumentum Holdings, Inc. (a) (b)	32,285	2,560,201
NETGEAR, Inc. (a)	13,343	327,037
NetScout Systems, Inc. (a)	32,759	788,509
Plantronics, Inc. (b)	14,059	384,373
Viavi Solutions, Inc. (a)	100,089	1,501,335

		9,933,884

Construction & Engineering—1.1%
Aegion Corp. (a)	15,075	337,228
Ameresco, Inc. - Class A (a) (b)	9,620	168,350
Arcosa, Inc.	19,968	889,574
Argan, Inc. (b)	6,140	246,460
Comfort Systems USA, Inc.	16,446	819,833
Construction Partners, Inc. - Class A (a)	8,165	137,743
Dycom Industries, Inc. (a)	13,476	635,393
EMCOR Group, Inc.	24,247	2,092,516
Granite Construction, Inc. (b)	20,910	578,580
Great Lakes Dredge & Dock Corp. (a)	27,775	314,691
MasTec, Inc. (a) (b)	25,328	1,625,044
MYR Group, Inc. (a)	6,874	224,024
Northwest Pipe Co. (a)	4,538	151,161
NV5 Global, Inc. (a)	4,636	233,886
Primoris Services Corp.	17,980	399,875
Sterling Construction Co., Inc. (a)	13,246	186,504
Tutor Perini Corp. (a) (b)	19,192	246,809
Willscot Corp. (a)	23,553	435,495

		9,723,166

Construction Materials—0.2%
Summit Materials, Inc. - Class A (a)	47,118	1,126,120
U.S. Concrete, Inc. (a)	7,217	300,660

		1,426,780

Consumer Finance—0.5%
Encore Capital Group, Inc. (a)	14,109	498,894
Enova International, Inc. (a)	15,391	370,307
EZCORP, Inc. - Class A (a)	11,191	76,323
FirstCash, Inc. (b)	17,850	1,439,246
Green Dot Corp. - Class A (a)	21,516	501,323
LendingClub Corp. (a) (b)	29,536	372,744
Nelnet, Inc. - Class A	7,521	438,023
PRA Group, Inc. (a) (b)	19,388	703,784
Regional Management Corp. (a)	5,496	165,045
World Acceptance Corp. (a) (b)	2,848	246,067

		4,811,756

Containers & Packaging—0.1%
Greif, Inc. - Class A	12,112	535,351
Greif, Inc. - Class B	2,277	117,880
Myers Industries, Inc.	14,676	244,796
UFP Technologies, Inc. (a)	3,225	159,992

		1,058,019

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.1%
Core-Mark Holding Co., Inc.	21,704	$590,132
Funko, Inc. - Class A (a) (b)	8,122	139,373

		729,505

Diversified Consumer Services—0.9%
Adtalem Global Education, Inc. (a)	22,648	792,000
American Public Education, Inc. (a)	6,422	175,899
Career Education Corp. (a)	31,150	572,848
Carriage Services, Inc.	7,506	192,154
Chegg, Inc. (a) (b)	51,522	1,953,199
Houghton Mifflin Harcourt Co. (a)	29,403	183,769
K12, Inc. (a)	17,337	352,808
Laureate Education, Inc. - Class A (a)	50,907	896,472
OneSpaWorld Holdings, Ltd. (a) (b)	17,874	300,998
Regis Corp. (a)	12,930	231,059
Strategic Education, Inc.	8,842	1,404,994
WW International, Inc. (a)	21,424	818,611

		7,874,811

Diversified Financial Services—0.2%
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	299,427
Cannae Holdings, Inc. (a)	30,326	1,127,824
FGL Holdings (b)	61,920	659,448
On Deck Capital, Inc. (a)	1,446	5,986

		2,092,685

Diversified Telecommunication Services—0.5%
Anterix, Inc. (a)	4,481	193,624
ATN International, Inc.	4,754	263,324
Bandwidth, Inc. - Class A (a)	6,604	422,986
Cincinnati Bell, Inc. (a) (b)	19,517	204,343
Cogent Communications Holdings, Inc.	18,789	1,236,504
Consolidated Communications Holdings, Inc.	8,028	31,149
Intelsat S.A. (a) (b)	30,401	213,719
Iridium Communications, Inc. (a)	44,054	1,085,491
Ooma, Inc. (a)	9,258	122,483
ORBCOMM, Inc. (a)	8,468	35,650
Vonage Holdings Corp. (a)	98,290	726,363

		4,535,636

Electric Utilities—1.0%
ALLETE, Inc.	21,966	1,782,980
El Paso Electric Co.	18,142	1,231,660
MGE Energy, Inc.	14,660	1,155,501
Otter Tail Corp.	16,288	835,412
PNM Resources, Inc.	34,450	1,746,960
Portland General Electric Co.	38,193	2,130,787

		8,883,300

Electrical Equipment—0.9%
Allied Motion Technologies, Inc.	3,283	159,225
Atkore International Group, Inc. (a)	20,832	842,863
AZZ, Inc.	11,705	537,845
Bloom Energy Corp. - Class A (a) (b)	28,619	213,784
Encore Wire Corp.	9,176	526,702

Electrical Equipment—(Continued)
EnerSys	18,778	1,405,158
Generac Holdings, Inc. (a)	25,695	2,584,660
Plug Power, Inc. (a) (b)	73,009	230,708
Powell Industries, Inc.	4,404	215,752
Sunrun, Inc. (a)	50,041	691,066
Thermon Group Holdings, Inc. (a)	15,847	424,700
TPI Composites, Inc. (a)	13,727	254,087
Vicor Corp. (a) (b)	7,027	328,301
Vivint Solar, Inc. (a) (b)	22,579	163,924

		8,578,775

Electronic Equipment, Instruments & Components—2.6%
Anixter International, Inc. (a)	12,499	1,151,158
Arlo Technologies, Inc. (a)	26,422	111,237
AVX Corp.	21,871	447,699
Badger Meter, Inc. (b)	12,590	817,469
Belden, Inc.	17,022	936,210
Benchmark Electronics, Inc.	16,877	579,894
CTS Corp.	15,701	471,187
ePlus, Inc. (a)	6,246	526,475
Fabrinet (a)	16,270	1,054,947
FARO Technologies, Inc. (a)	7,841	394,794
Fitbit, Inc. - Class A (a)	94,378	620,063
II-VI, Inc. (a)	36,937	1,243,669
Insight Enterprises, Inc. (a) (c)	15,396	1,082,185
Itron, Inc. (a)	14,816	1,243,803
KEMET Corp.	25,798	697,836
Kimball Electronics, Inc. (a)	11,468	201,263
Knowles Corp. (a)	35,141	743,232
Methode Electronics, Inc.	15,351	604,062
MTS Systems Corp.	7,482	359,360
Napco Security Technologies, Inc. (a) (b)	5,652	166,112
nLight, Inc. (a)	14,866	301,483
Novanta, Inc. (a)	13,873	1,226,928
OSI Systems, Inc. (a)	7,093	714,549
PAR Technology Corp. (a) (b)	5,391	165,719
PC Connection, Inc.	5,366	266,476
Plexus Corp. (a) (c)	12,159	935,514
Rogers Corp. (a)	8,166	1,018,545
Sanmina Corp. (a)	30,166	1,032,884
ScanSource, Inc. (a)	12,162	449,386
Tech Data Corp. (a)	14,823	2,128,583
TTM Technologies, Inc. (a)	43,439	653,757
Vishay Intertechnology, Inc.	56,370	1,200,117
Vishay Precision Group, Inc. (a)	5,267	179,078

		23,725,674

Energy Equipment & Services—0.9%
Archrock, Inc.	63,856	641,114
Cactus, Inc. - Class A	21,510	738,223
Diamond Offshore Drilling, Inc. (a) (b)	27,291	196,222
DMC Global, Inc. (b)	5,631	253,057
Dril-Quip, Inc. (a)	15,999	750,513
Frank’s International NV (a)	51,512	266,317
Helix Energy Solutions Group, Inc. (a)	67,569	650,689
Liberty Oilfield Services, Inc. - Class A	25,526	283,849

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Matrix Service Co. (a)	14,196	$324,805
Nabors Industries, Ltd.	164,491	473,734
Newpark Resources, Inc. (a)	41,815	262,180
NexTier Oilfield Solutions, Inc. (a)	59,880	401,196
Noble Corp. plc (a)	39,535	48,233
Oceaneering International, Inc. (a)	45,596	679,836
Oil States International, Inc. (a)	27,605	450,238
ProPetro Holding Corp. (a)	36,472	410,310
RPC, Inc. (b)	29,038	152,159
SEACOR Holdings, Inc. (a)	7,977	344,208
SEACOR Marine Holdings, Inc. (a)	10,207	140,755
Select Energy Services, Inc. - Class A (a)	28,192	261,622
Solaris Oilfield Infrastructure, Inc. - Class A (b)	13,032	182,448
Tidewater, Inc. (a)	17,119	330,054
U.S. Silica Holdings, Inc.	16,934	104,144

		8,345,906

Entertainment—0.2%
AMC Entertainment Holdings, Inc. - Class A (b)	13,127	95,039
Glu Mobile, Inc. (a)	33,891	205,041
IMAX Corp. (a)	23,016	470,217
Liberty Braves Group - Class A (a)	5,080	150,622
Liberty Braves Group - Class C (a)	16,010	472,935
Marcus Corp. (The)	9,550	303,404

		1,697,258

Equity Real Estate Investment Trusts—6.9%
Acadia Realty Trust (b)	36,489	946,160
Agree Realty Corp.	17,906	1,256,464
Alexander & Baldwin, Inc.	29,617	620,772
Alexander’s, Inc.	1,029	339,930
American Assets Trust, Inc.	20,868	957,841
American Finance Trust, Inc. (b)	47,324	627,516
Armada Hoffler Properties, Inc.	23,985	440,125
Ashford Hospitality Trust, Inc.	8,737	24,376
Bluerock Residential Growth REIT, Inc.	11,894	143,323
Braemar Hotels & Resorts, Inc.	14,521	129,673
CareTrust REIT, Inc.	42,777	882,490
CatchMark Timber Trust, Inc. - Class A	23,620	270,921
Cedar Realty Trust, Inc.	7,955	23,467
Chatham Lodging Trust	19,109	350,459
City Office REIT, Inc.	23,989	324,331
Community Healthcare Trust, Inc.	8,337	357,324
CoreCivic, Inc.	53,294	926,250
CorEnergy Infrastructure Trust, Inc.	5,980	267,366
Corepoint Lodging, Inc.	18,376	196,256
DiamondRock Hospitality Co.	83,043	920,116
Diversified Healthcare Trust	102,527	865,328
Easterly Government Properties, Inc.	34,722	823,953
EastGroup Properties, Inc.	16,143	2,141,692
Essential Properties Realty Trust, Inc.	34,881	865,398
First Industrial Realty Trust, Inc.	53,632	2,226,264
Four Corners Property Trust, Inc.	29,818	840,569
Franklin Street Properties Corp.	36,743	314,520
Front Yard Residential Corp.	23,934	295,346
Geo Group, Inc. (The)	53,292	885,180

Equity Real Estate Investment Trusts—(Continued)
Getty Realty Corp.	15,262	501,662
Gladstone Commercial Corp.	13,243	289,492
Gladstone Land Corp. (b)	9,389	121,775
Global Medical REIT, Inc.	15,177	200,792
Global Net Lease, Inc. (b)	38,058	771,816
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	26,422	850,260
Healthcare Realty Trust, Inc.	56,907	1,898,987
Hersha Hospitality Trust	16,071	233,833
Independence Realty Trust, Inc.	39,339	553,893
Industrial Logistics Properties Trust	27,724	621,572
Innovative Industrial Properties, Inc. (b)	4,833	366,680
Investors Real Estate Trust	5,565	403,463
iStar, Inc.	23,855	346,136
Jernigan Capital, Inc. (b)	8,813	168,681
Kite Realty Group Trust	38,990	761,475
Lexington Realty Trust	104,001	1,104,491
LTC Properties, Inc.	17,896	801,204
Mack-Cali Realty Corp.	36,280	839,156
Monmouth Real Estate Investment Corp.	38,893	563,171
National Health Investors, Inc.	18,070	1,472,344
National Storage Affiliates Trust	25,366	852,805
New Senior Investment Group, Inc.	35,722	273,273
NexPoint Residential Trust, Inc.	9,154	411,930
Office Properties Income Trust (b)	20,820	669,155
One Liberty Properties, Inc.	6,290	171,025
Pebblebrook Hotel Trust	54,320	1,456,319
Pennsylvania Real Estate Investment Trust (b)	14,545	77,525
Physicians Realty Trust	82,777	1,567,796
Piedmont Office Realty Trust, Inc. - Class A	54,067	1,202,450
PotlatchDeltic Corp.	27,634	1,195,723
Preferred Apartment Communities, Inc. - Class A	18,839	250,935
PS Business Parks, Inc.	8,302	1,368,751
QTS Realty Trust, Inc. - Class A	24,478	1,328,421
Retail Opportunity Investments Corp.	50,605	893,684
Retail Value, Inc.	7,066	260,029
Rexford Industrial Realty, Inc.	47,563	2,172,202
RLJ Lodging Trust	72,222	1,279,774
RPT Realty	34,953	525,693
Ryman Hospitality Properties, Inc.	19,301	1,672,625
Sabra Health Care REIT, Inc.	82,125	1,752,547
Safehold, Inc. (b)	3,796	152,979
Saul Centers, Inc.	5,405	285,276
Seritage Growth Properties - Class A	15,000	601,200
STAG Industrial, Inc.	56,280	1,776,760
Summit Hotel Properties, Inc. (b)	48,101	593,566
Sunstone Hotel Investors, Inc.	94,982	1,322,149
Tanger Factory Outlet Centers, Inc. (b)	35,698	525,832
Terreno Realty Corp.	27,731	1,501,356
UMH Properties, Inc.	14,825	233,197
Uniti Group, Inc. (b)	71,405	586,235
Universal Health Realty Income Trust	5,178	607,690
Urban Edge Properties	50,231	963,431
Urstadt Biddle Properties, Inc. - Class A	13,207	328,062
Washington Prime Group, Inc. (b)	58,083	211,422
Washington Real Estate Investment Trust	34,947	1,019,753
Whitestone REIT	18,215	248,088
Xenia Hotels & Resorts, Inc.	49,824	1,076,697

		63,550,648

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—0.7%
Andersons, Inc. (The)	13,251	$334,985
BJ’s Wholesale Club Holdings, Inc. (a)	46,946	1,067,552
Chefs’ Warehouse, Inc. (The) (a)	11,175	425,879
Ingles Markets, Inc. - Class A	6,173	293,279
Performance Food Group Co. (a)	43,553	2,242,109
Pricesmart, Inc.	10,206	724,830
Rite Aid Corp. (a) (b)	23,960	370,661
SpartanNash Co.	16,917	240,898
United Natural Foods, Inc. (a) (b)	23,843	208,865
Weis Markets, Inc.	4,490	181,800

		6,090,858

Food Products—1.3%
B&G Foods, Inc. (b)	30,133	540,285
Cal-Maine Foods, Inc.	14,364	614,061
Calavo Growers, Inc.	7,353	666,108
Darling Ingredients, Inc. (a)	69,300	1,945,944
Fresh Del Monte Produce, Inc.	13,189	461,351
Freshpet, Inc. (a)	15,375	908,509
Hostess Brands, Inc. (a)	53,355	775,782
J&J Snack Foods Corp. (b)	6,582	1,212,865
John B Sanfilippo & Son, Inc.	4,150	378,812
Lancaster Colony Corp. (b)	8,191	1,311,379
Landec Corp. (a)	12,103	136,885
Limoneira Co. (b)	6,209	119,399
Sanderson Farms, Inc.	8,655	1,525,184
Seneca Foods Corp. - Class A (a)	3,595	146,640
Simply Good Foods Co. (The) (a)	37,007	1,056,180
Tootsie Roll Industries, Inc. (b)	6,384	217,950

		12,017,334

Gas Utilities—1.1%
Chesapeake Utilities Corp.	6,975	668,414
New Jersey Resources Corp. (b)	38,723	1,725,884
Northwest Natural Holding Co.	13,165	970,656
ONE Gas, Inc.	22,206	2,077,815
South Jersey Industries, Inc.	40,163	1,324,576
Southwest Gas Holdings, Inc.	23,492	1,784,687
Spire, Inc.	21,020	1,751,176

		10,303,208

Health Care Equipment & Supplies—3.8%
Accuray, Inc. (a)	46,123	130,067
Alphatec Holdings, Inc. (a)	20,608	146,214
AngioDynamics, Inc. (a)	17,852	285,811
Antares Pharma, Inc. (a)	69,581	327,031
Apyx Medical Corp. (a)	18,201	153,981
AtriCure, Inc. (a)	16,270	528,938
Atrion Corp. (b)	618	464,427
Avanos Medical, Inc. (a)	20,898	704,263
AxoGen, Inc. (a)	15,476	276,866
Axonics Modulation Technologies, Inc. (a)	7,468	206,938
Cardiovascular Systems, Inc. (a)	14,951	726,469
Cerus Corp. (a) (b)	58,326	246,136
CONMED Corp.	11,400	1,274,862
CryoLife, Inc. (a)	17,220	466,490

Health Care Equipment & Supplies—(Continued)
CryoPort, Inc. (a) (b)	12,188	200,615
Cutera, Inc. (a)	6,744	241,503
GenMark Diagnostics, Inc. (a)	26,350	126,744
Glaukos Corp. (a) (b)	16,710	910,194
Globus Medical, Inc. - Class A (a)	32,419	1,908,831
Haemonetics Corp. (a)	22,077	2,536,647
Heska Corp. (a) (b)	3,277	314,395
Inogen, Inc. (a)	8,423	575,544
Integer Holdings Corp. (a)	14,604	1,174,600
Invacare Corp.	17,816	160,700
iRhythm Technologies, Inc. (a)	11,010	749,671
Lantheus Holdings, Inc. (a)	18,267	374,656
LeMaitre Vascular, Inc.	7,651	275,053
LivaNova plc (a) (b)	21,333	1,609,148
Meridian Bioscience, Inc.	22,552	220,333
Merit Medical Systems, Inc. (a)	23,561	735,574
Mesa Laboratories, Inc.	1,705	425,227
Natus Medical, Inc. (a) (b)	15,157	500,029
Neogen Corp. (a)	21,574	1,407,919
Nevro Corp. (a)	13,030	1,531,546
Novocure, Ltd. (a)	37,723	3,178,917
NuVasive, Inc. (a)	22,017	1,702,795
OraSure Technologies, Inc. (a)	28,446	228,421
Orthofix Medical, Inc. (a)	7,560	349,121
OrthoPediatrics Corp. (a)	3,676	172,735
Quidel Corp. (a)	16,013	1,201,455
Shockwave Medical, Inc. (a)	11,335	497,833
SI-BONE, Inc. (a)	8,386	180,299
Sientra, Inc. (a)	20,112	179,801
Silk Road Medical, Inc. (a)	7,468	301,558
STAAR Surgical Co. (a) (b)	19,419	682,966
SurModics, Inc. (a)	6,159	255,167
Tactile Systems Technology, Inc. (a)	8,238	556,147
Tandem Diabetes Care, Inc. (a) (b)	24,834	1,480,355
TransMedics Group, Inc. (a) (b)	7,377	140,237
Utah Medical Products, Inc.	2,002	216,016
Varex Imaging Corp. (a)	17,885	533,152
ViewRay, Inc. (a) (b)	11,143	47,023
Wright Medical Group NV (a)	55,761	1,699,595

		35,521,015

Health Care Providers & Services—2.2%
Addus HomeCare Corp. (a)	5,538	538,404
Amedisys, Inc. (a)	13,417	2,239,566
AMN Healthcare Services, Inc. (a) (b)	19,843	1,236,417
BioTelemetry, Inc. (a) (b)	15,132	700,612
Brookdale Senior Living, Inc. (a)	73,100	531,437
Community Health Systems, Inc. (a)	11,805	34,235
Corvel Corp. (a)	4,267	372,765
Cross Country Healthcare, Inc. (a)	16,495	191,672
Ensign Group, Inc. (The)	22,721	1,030,852
Hanger, Inc. (a)	17,297	477,570
HealthEquity, Inc. (a) (b)	30,286	2,243,284
LHC Group, Inc. (a)	12,734	1,754,236
Magellan Health, Inc. (a)	9,733	761,607
National Healthcare Corp.	5,246	453,412
National Research Corp.	4,969	327,656

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Option Care Health, Inc. (a)	30,564	$114,004
Owens & Minor, Inc. (b)	30,958	160,053
Patterson Cos., Inc.	37,980	777,830
Pennant Group Inc. (The) (a)	11,360	375,675
PetIQ, Inc. (a) (b)	7,985	200,024
Progyny, Inc. (a)	10,447	286,770
Providence Service Corp. (The) (a)	5,978	353,778
R1 RCM, Inc. (a)	47,026	610,397
RadNet, Inc. (a)	21,044	427,193
Select Medical Holdings Corp. (a)	47,922	1,118,499
Surgery Partners, Inc. (a)	11,728	183,602
Tenet Healthcare Corp. (a) (b)	43,954	1,671,571
Tivity Health, Inc. (a)	21,321	433,776
Triple-S Management Corp. - Class B (a)	9,765	180,555
U.S. Physical Therapy, Inc.	5,303	606,398

		20,393,850

Health Care Technology—1.0%
Allscripts Healthcare Solutions, Inc. (a)	77,571	761,359
Computer Programs & Systems, Inc.	5,856	154,599
Evolent Health, Inc. - Class A (a) (b)	31,066	281,147
Health Catalyst, Inc. (a)	3,761	130,507
HealthStream, Inc. (a)	12,016	326,835
HMS Holdings Corp. (a)	39,005	1,154,548
Inovalon Holdings, Inc. - Class A (a)	29,972	564,073
Inspire Medical Systems, Inc. (a) (b)	6,838	507,448
Livongo Health, Inc. (a) (b)	7,180	179,931
NextGen Healthcare, Inc. (a)	24,814	398,761
Omnicell, Inc. (a)	18,342	1,498,908
Phreesia, Inc. (a)	5,154	137,303
Simulations Plus, Inc.	5,451	158,461
Tabula Rasa HealthCare, Inc. (a) (b)	8,390	408,425
Teladoc Health, Inc. (a) (b)	30,482	2,551,953
Vocera Communications, Inc. (a) (b)	13,407	278,329

		9,492,587

Hotels, Restaurants & Leisure—2.6%
BBX Capital Corp.	25,192	120,166
BJ’s Restaurants, Inc.	9,083	344,791
Bloomin’ Brands, Inc.	36,722	810,454
Boyd Gaming Corp.	33,651	1,007,511
Brinker International, Inc. (b)	16,964	712,488
Carrols Restaurant Group, Inc. (a) (b)	17,458	123,079
Cheesecake Factory, Inc. (The) (b)	18,905	734,648
Churchill Downs, Inc.	14,861	2,038,929
Chuy’s Holdings, Inc. (a)	8,272	214,410
Cracker Barrel Old Country Store, Inc. (b)	10,275	1,579,678
Dave & Buster’s Entertainment, Inc.	13,484	541,652
Denny’s Corp. (a)	25,229	501,552
Dine Brands Global, Inc.	6,775	565,848
El Pollo Loco Holdings, Inc. (a)	10,879	164,708
Eldorado Resorts, Inc. (a) (b)	27,684	1,651,074
Everi Holdings, Inc. (a)	31,818	427,316
Fiesta Restaurant Group, Inc. (a)	9,712	96,052
Golden Entertainment, Inc. (a)	8,432	162,063
Jack in the Box, Inc.	11,563	902,261

Hotels, Restaurants & Leisure—(Continued)
Lindblad Expeditions Holdings, Inc. (a)	10,779	176,237
Marriott Vacations Worldwide Corp.	17,647	2,272,228
Monarch Casino & Resort, Inc. (a)	5,265	255,616
Papa John’s International, Inc. (b)	10,257	647,729
Penn National Gaming, Inc. (a) (b)	48,164	1,231,072
PlayAGS, Inc. (a)	10,128	122,853
Red Robin Gourmet Burgers, Inc. (a)	5,863	193,596
Red Rock Resorts, Inc. - Class A	32,000	766,400
Ruth’s Hospitality Group, Inc.	13,027	283,533
Scientific Games Corp. - Class A (a)	24,798	664,090
SeaWorld Entertainment, Inc. (a) (b)	19,332	613,018
Shake Shack, Inc. - Class A (a) (b)	12,648	753,441
Texas Roadhouse, Inc.	28,516	1,606,021
Twin River Worldwide Holdings, Inc. (b)	9,752	250,139
Wingstop, Inc.	13,094	1,129,096

		23,663,749

Household Durables—1.7%
Beazer Homes USA, Inc. (a)	13,700	193,581
Cavco Industries, Inc. (a)	3,896	761,200
Century Communities, Inc. (a) (b)	12,109	331,181
Ethan Allen Interiors, Inc.	12,159	231,751
GoPro, Inc. - Class A (a) (b)	30,142	130,816
Green Brick Partners, Inc. (a)	11,941	137,083
Helen of Troy, Ltd. (a)	10,709	1,925,371
Hooker Furniture Corp.	5,444	139,856
Installed Building Products, Inc. (a)	9,469	652,130
iRobot Corp. (a) (b)	12,204	617,889
KB Home	37,780	1,294,721
La-Z-Boy, Inc.	18,635	586,630
LGI Homes, Inc. (a)	9,051	639,453
M/I Homes, Inc. (a)	11,887	467,753
MDC Holdings, Inc.	22,360	853,258
Meritage Homes Corp. (a) (b)	15,760	963,094
Skyline Champion Corp. (a)	22,767	721,714
Sonos, Inc. (a)	32,162	502,370
Taylor Morrison Home Corp. (a)	47,598	1,040,492
TopBuild Corp. (a)	14,392	1,483,527
TRI Pointe Group, Inc. (a) (b)	63,627	991,309
Tupperware Brands Corp.	21,006	180,231
Universal Electronics, Inc. (a)	6,028	315,023
William Lyon Homes - Class A (a)	14,816	296,024

		15,456,457

Household Products—0.2%
Central Garden and Pet Co. (Non-Voting Shares) (a)	18,062	530,300
Central Garden and Pet Co. (Voting Shares) (a)	4,446	138,137
WD-40 Co. (b)	5,975	1,159,987

		1,828,424

Independent Power and Renewable Electricity Producers—0.4%
Atlantic Power Corp. (a)	8,047	18,750
Clearway Energy, Inc. - Class A	16,087	307,583
Clearway Energy, Inc. - Class C (b)	32,256	643,507
Ormat Technologies, Inc.	16,458	1,226,450

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power and Renewable Electricity Producers—(Continued)
Pattern Energy Group, Inc. - Class A	39,654	$1,060,943
TerraForm Power, Inc. - Class A	34,889	536,942

		3,794,175

Industrial Conglomerates—0.1%
Raven Industries, Inc.	15,898	547,845

Insurance—2.2%
Ambac Financial Group, Inc. (a) (b)	22,444	484,117
American Equity Investment Life Holding Co.	40,340	1,207,376
AMERISAFE, Inc.	8,690	573,801
Argo Group International Holdings, Ltd.	14,435	949,101
BRP Group, Inc. - Class A (a)	14,639	234,956
Citizens, Inc. (a) (b)	22,172	149,661
CNO Financial Group, Inc.	64,962	1,177,761
eHealth, Inc. (a) (b)	9,736	935,435
Employers Holdings, Inc.	14,789	617,441
Enstar Group, Ltd. (a)	4,985	1,031,197
FBL Financial Group, Inc. - Class A	4,790	282,275
Genworth Financial, Inc. - Class A (a)	200,068	880,299
Global Indemnity, Ltd.	4,143	122,757
Goosehead Insurance, Inc. - Class A (b)	5,024	213,018
Greenlight Capital Re, Ltd. - Class A (a)	13,998	141,520
Hallmark Financial Services, Inc. (a)	6,574	115,505
HCI Group, Inc.	2,670	121,885
Heritage Insurance Holdings, Inc.	11,792	156,244
Horace Mann Educators Corp.	18,978	828,579
James River Group Holdings, Ltd. (b)	13,410	552,626
Kinsale Capital Group, Inc.	8,969	911,789
MBIA, Inc. (a) (b)	31,645	294,298
National General Holdings Corp.	28,550	630,955
National Western Life Group, Inc. - Class A	1,054	306,588
Palomar Holdings, Inc. (a)	5,640	284,764
ProAssurance Corp.	23,948	865,481
RLI Corp.	16,778	1,510,356
Safety Insurance Group, Inc.	6,815	630,592
Selective Insurance Group, Inc.	24,761	1,614,170
State Auto Financial Corp.	7,940	246,299
Stewart Information Services Corp.	10,993	448,404
Third Point Reinsurance, Ltd. (a)	34,789	365,980
Trupanion, Inc. (a) (b)	13,011	487,392
United Fire Group, Inc. (b)	9,677	423,175
United Insurance Holdings Corp.	8,654	109,127
Universal Insurance Holdings, Inc.	13,371	374,254
Watford Holdings, Ltd. (a)	11,007	276,936

		20,556,114

Interactive Media & Services—0.4%
Care.com, Inc. (a)	15,699	235,956
Cargurus, Inc. (a)	32,991	1,160,623
Cars.com, Inc. (a) (b)	29,503	360,527
Eventbrite, Inc. - Class A (a) (b)	14,648	295,450
EverQuote, Inc. - Class A (a)	4,046	138,980
Liberty TripAdvisor Holdings, Inc. - Class A (a)	21,700	159,495
Meet Group, Inc. (The) (a)	15,532	77,815
QuinStreet, Inc. (a) (b)	17,938	274,631

Interactive Media & Services—(Continued)
TrueCar, Inc. (a)	42,606	202,379
Yelp, Inc. (a) (b)	30,104	1,048,522

		3,954,378

Internet & Direct Marketing Retail—0.3%
1-800-Flowers.com, Inc. - Class A (a)	13,330	193,285
Groupon, Inc. (a)	195,993	468,423
PetMed Express, Inc. (b)	9,436	221,935
Quotient Technology, Inc. (a)	25,325	249,704
RealReal, Inc. (The) (a) (b)	8,320	156,832
Rubicon Project, Inc. (The) (a) (b)	22,854	186,489
Shutterstock, Inc. (a)	9,230	395,782
Stamps.com, Inc. (a)	6,559	547,808
Stitch Fix, Inc. - Class A (a) (b)	17,321	444,457

		2,864,715

IT Services—2.1%
Brightcove, Inc. (a)	17,189	149,372
Cardtronics plc - Class A (a)	15,362	685,913
Cass Information Systems, Inc.	5,890	340,089
Conduent, Inc. (a)	62,598	388,108
CSG Systems International, Inc. (b)	13,502	699,134
Endurance International Group Holdings, Inc. (a)	4,877	22,922
EVERTEC, Inc.	26,041	886,436
Evo Payments, Inc. - Class A (a)	14,321	378,218
ExlService Holdings, Inc. (a)	13,901	965,563
GTT Communications, Inc. (a) (b)	13,560	153,906
Hackett Group, Inc. (The)	11,151	179,977
I3 Verticals, Inc. - Class A (a)	7,082	200,067
KBR, Inc.	62,037	1,892,129
Limelight Networks, Inc. (a)	27,061	110,409
LiveRamp Holdings, Inc. (a)	28,264	1,358,650
ManTech International Corp. - Class A	11,958	955,205
MAXIMUS, Inc.	26,510	1,972,079
NIC, Inc.	29,109	650,586
Paysign, Inc. (a) (b)	14,584	148,028
Perficient, Inc. (a)	13,564	624,893
Perspecta, Inc.	61,282	1,620,296
Science Applications International Corp.	24,008	2,089,176
Sykes Enterprises, Inc. (a)	15,602	577,118
TTEC Holdings, Inc.	5,491	217,553
Tucows, Inc. - Class A (a) (b)	4,376	270,349
Unisys Corp. (a)	20,742	246,000
Verra Mobility Corp. (a)	54,748	765,925
Virtusa Corp. (a)	12,986	588,655

		19,136,756

Leisure Products—0.4%
Acushnet Holdings Corp.	14,893	484,022
American Outdoor Brands Corp. (a)	25,637	237,911
Callaway Golf Co. (b)	43,200	915,840
Clarus Corp. (b)	10,372	140,644
Johnson Outdoors, Inc. - Class A	2,524	193,591
Malibu Boats, Inc. - Class A (a)	8,768	359,050
MasterCraft Boat Holdings, Inc. (a)	9,205	144,979
Sturm Ruger & Co., Inc. (b)	7,553	355,218

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—(Continued)
Vista Outdoor, Inc. (a) (b)	27,041	$202,267
YETI Holdings, Inc. (a) (b)	18,296	636,335

		3,669,857

Life Sciences Tools & Services—0.8%
Accelerate Diagnostics, Inc. (a) (b)	11,226	189,719
Codexis, Inc. (a) (b)	24,613	393,562
Luminex Corp.	18,901	437,747
Medpace Holdings, Inc. (a)	12,542	1,054,281
NanoString Technologies, Inc. (a)	15,452	429,875
NeoGenomics, Inc. (a)	42,163	1,233,268
Pacific Biosciences of California, Inc. (a)	49,156	252,662
Quanterix Corp. (a)	4,900	115,787
Repligen Corp. (a) (b)	22,569	2,087,632
Syneos Health, Inc. (a)	26,524	1,577,515

		7,772,048

Machinery—3.7%
Actuant Corp. - Class A	24,465	636,824
Alamo Group, Inc.	3,842	482,363
Albany International Corp. - Class A	13,340	1,012,773
Altra Industrial Motion Corp.	28,671	1,038,177
Astec Industries, Inc.	10,105	424,410
Barnes Group, Inc.	20,566	1,274,269
Blue Bird Corp. (a) (b)	5,751	131,813
Chart Industries, Inc. (a)	15,776	1,064,722
CIRCOR International, Inc. (a) (b)	8,858	409,594
Columbus McKinnon Corp.	10,074	403,262
Douglas Dynamics, Inc.	9,877	543,235
Energy Recovery, Inc. (a)	17,996	176,181
EnPro Industries, Inc.	9,247	618,439
ESCO Technologies, Inc.	10,899	1,008,157
Evoqua Water Technologies Corp. (a)	34,844	660,294
Federal Signal Corp.	27,402	883,715
Franklin Electric Co., Inc.	20,612	1,181,480
Gorman-Rupp Co. (The)	7,300	273,750
Greenbrier Cos., Inc. (The)	14,568	472,440
Helios Technologies, Inc.	12,428	574,546
Hillenbrand, Inc.	31,487	1,048,832
Hurco Cos., Inc.	3,022	115,924
Hyster-Yale Materials Handling, Inc.	4,976	293,385
John Bean Technologies Corp. (b)	13,012	1,465,932
Kadant, Inc.	4,675	492,465
Kennametal, Inc.	36,506	1,346,706
Lindsay Corp.	4,595	441,074
Luxfer Holdings plc (b)	10,598	196,169
Lydall, Inc. (a)	8,342	171,178
Manitowoc Co., Inc. (The) (a)	15,849	277,358
Meritor, Inc. (a)	31,866	834,571
Miller Industries, Inc.	5,680	210,898
Mueller Industries, Inc.	24,779	786,733
Mueller Water Products, Inc. - Class A	67,872	813,107
Navistar International Corp. (a)	21,262	615,322
NN, Inc. (b)	19,899	184,066
Omega Flex, Inc.	1,378	147,846
Park-Ohio Holdings Corp.	4,748	159,770

Machinery—(Continued)
Proto Labs, Inc. (a)	11,672	1,185,292
RBC Bearings, Inc. (a)	10,166	1,609,684
REV Group, Inc.	11,893	145,451
Rexnord Corp. (a)	46,717	1,523,909
Spartan Motors, Inc.	16,327	295,192
SPX Corp. (a)	19,606	997,553
SPX FLOW, Inc. (a)	17,327	846,770
Standex International Corp.	5,879	466,499
Tennant Co.	8,362	651,567
Terex Corp.	28,294	842,595
TriMas Corp. (a)	19,031	597,764
Wabash National Corp. (b)	20,924	307,374
Watts Water Technologies, Inc. - Class A	11,298	1,127,088
Welbilt, Inc. (a)	57,920	904,131

		34,372,649

Marine—0.1%
Costamare, Inc.	19,016	181,223
Matson, Inc.	19,029	776,383
Scorpio Bulkers, Inc.	10,059	64,076

		1,021,682

Media—0.9%
Cardlytics, Inc. (a)	6,643	417,579
Central European Media Enterprises, Ltd. - Class A (a)	20,068	90,908
comScore, Inc. (a)	22,962	113,432
Cumulus Media, Inc. - Class A (a)	7,081	124,413
Daily Journal Corp. (a)	598	173,671
Emerald Expositions Events, Inc.	11,929	125,851
Entercom Communications Corp. - Class A	37,970	176,181
EW Scripps Co. (The) - Class A	25,176	395,515
Gannett Co., Inc.	38,275	244,195
Gray Television, Inc. (a)	41,101	881,205
Hemisphere Media Group, Inc. (a)	8,577	127,368
Liberty Latin America, Ltd. - Class A (a)	20,395	393,624
Liberty Latin America, Ltd. - Class C (a)	51,063	993,686
Loral Space & Communications, Inc. (a)	6,669	215,542
Meredith Corp. (b)	17,831	578,973
MSG Networks, Inc. - Class A (a) (b)	19,156	333,314
National CineMedia, Inc.	28,689	209,143
Scholastic Corp.	13,390	514,846
TechTarget, Inc. (a)	9,817	256,224
TEGNA, Inc. (b)	94,828	1,582,679

		7,948,349

Metals & Mining—1.2%
AK Steel Holding Corp. (a) (b)	111,245	365,996
Allegheny Technologies, Inc. (a) (b)	56,239	1,161,898
Carpenter Technology Corp.	20,845	1,037,664
Century Aluminum Co. (a) (b)	22,819	171,485
Cleveland-Cliffs, Inc. (b)	113,324	951,922
Coeur Mining, Inc. (a)	97,205	785,416
Commercial Metals Co.	52,508	1,169,353
Compass Minerals International, Inc.	14,036	855,634
Ferroglobe Representation & Warranty Insurance Trust (a) (d) (e)	31,634	0
Gold Resource Corp.	10,427	57,766

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Haynes International, Inc.	6,653	$238,044
Hecla Mining Co. (b)	212,095	719,002
Kaiser Aluminum Corp.	7,148	792,642
Materion Corp.	8,038	477,859
Novagold Resources, Inc. (a) (b)	96,795	867,283
Schnitzer Steel Industries, Inc. - Class A	10,351	224,410
SunCoke Energy, Inc.	42,209	262,962
TimkenSteel Corp. (a) (b)	18,629	146,424
Warrior Met Coal, Inc. (b)	23,723	501,267
Worthington Industries, Inc.	17,089	720,814

		11,507,841

Mortgage Real Estate Investment Trusts—1.3%
AG Mortgage Investment Trust, Inc.	14,345	221,200
Anworth Mortgage Asset Corp.	20,506	72,181
Apollo Commercial Real Estate Finance, Inc. (b)	67,902	1,241,928
Ares Commercial Real Estate Corp.	11,438	181,178
ARMOUR Residential REIT, Inc. (b)	27,134	484,885
Blackstone Mortgage Trust, Inc. - Class A (b)	53,494	1,991,047
Capstead Mortgage Corp.	42,582	337,249
Colony Credit Real Estate, Inc.	37,213	489,723
Dynex Capital, Inc.	9,188	155,645
Ellington Financial, Inc.	15,117	277,095
Exantas Capital Corp.	16,059	189,657
Granite Point Mortgage Trust, Inc.	22,671	416,693
Great Ajax Corp.	8,325	123,293
Invesco Mortgage Capital, Inc.	62,979	1,048,600
KKR Real Estate Finance Trust, Inc.	10,088	205,997
Ladder Capital Corp.	46,377	836,641
New York Mortgage Trust, Inc. (b)	114,243	711,734
Orchid Island Capital, Inc. (b)	13,612	79,630
PennyMac Mortgage Investment Trust	38,087	848,959
Ready Capital Corp.	14,894	229,665
Redwood Trust, Inc. (b)	48,410	800,701
TPG RE Finance Trust, Inc.	22,728	460,696
Western Asset Mortgage Capital Corp.	19,929	205,867

		11,610,264

Multi-Utilities—0.6%
Avista Corp.	29,292	1,408,652
Black Hills Corp.	25,562	2,007,639
NorthWestern Corp.	21,289	1,525,783
Unitil Corp.	5,847	361,462

		5,303,536

Multiline Retail—0.1%
Big Lots, Inc. (b)	17,050	489,676
Dillard’s, Inc. - Class A (b)	4,781	351,308
J.C. Penney Co., Inc. (a) (b)	151,625	169,820

		1,010,804

Oil, Gas & Consumable Fuels—2.1%
Arch Coal, Inc. - Class A	6,225	446,581
Ardmore Shipping Corp. (a)	16,350	147,968
Berry Petroleum Corp.	35,260	332,502

Oil, Gas & Consumable Fuels—(Continued)
Bonanza Creek Energy, Inc. (a)	9,142	213,374
Brigham Minerals, Inc. - Class A	9,809	210,305
California Resources Corp. (a) (b)	20,491	185,034
Callon Petroleum Co. (a)	171,702	829,319
Clean Energy Fuels Corp. (a)	71,652	167,666
CNX Resources Corp. (a) (b)	89,020	787,827
CONSOL Energy, Inc. (a)	13,213	191,721
CVR Energy, Inc. (b)	13,526	546,856
Delek U.S. Holdings, Inc. (b)	33,286	1,116,080
Denbury Resources, Inc. (a)	223,650	315,347
DHT Holdings, Inc.	40,469	335,083
Diamond S Shipping, Inc. (a)	8,438	141,252
Dorian LPG, Ltd. (a)	13,589	210,358
Falcon Minerals Corp. (b)	23,893	168,685
GasLog, Ltd.	11,152	109,178
Golar LNG, Ltd.	43,127	613,266
Green Plains, Inc. (b)	17,956	277,061
Gulfport Energy Corp. (a) (b)	77,843	236,643
International Seaways, Inc. (a)	9,606	285,875
Jagged Peak Energy, Inc. (a) (b)	28,571	242,568
Laredo Petroleum, Inc. (a)	105,515	302,828
Magnolia Oil & Gas Corp. - Class A (a) (b)	49,481	622,471
Matador Resources Co. (a) (b)	50,198	902,058
Nordic American Tankers, Ltd.	46,587	229,208
Northern Oil and Gas, Inc. (a) (b)	140,859	329,610
Oasis Petroleum, Inc. (a)	112,833	367,836
Par Pacific holdings, Inc. (a)	16,282	378,394
PDC Energy, Inc. (a)	26,990	706,328
Peabody Energy Corp.	30,193	275,360
Penn Virginia Corp. (a)	5,878	178,397
QEP Resources, Inc.	108,899	490,045
Renewable Energy Group, Inc. (a) (b)	16,294	439,123
REX American Resources Corp. (a)	2,989	244,978
Scorpio Tankers, Inc.	18,258	718,270
SFL Corp., Ltd. (b)	38,547	560,473
SM Energy Co.	51,354	577,219
Southwestern Energy Co. (a) (b)	248,862	602,246
SRC Energy, Inc. (a)	107,906	444,573
Talos Energy, Inc. (a) (b)	10,507	316,786
Teekay Corp.	14,432	76,778
Teekay Tankers, Ltd. - Class A (a)	11,598	278,004
Tellurian, Inc. (a) (b)	51,257	373,151
W&T Offshore, Inc. (a)	44,133	245,379
Whiting Petroleum Corp. (a) (b)	41,423	304,045
World Fuel Services Corp.	27,658	1,200,910

		19,275,019

Paper & Forest Products—0.4%
Boise Cascade Co.	15,772	576,151
Clearwater Paper Corp. (a) (b)	7,836	167,377
Louisiana-Pacific Corp.	50,427	1,496,169
Neenah, Inc.	7,745	545,480
PH Glatfelter Co.	21,278	389,388
Schweitzer-Mauduit International, Inc.	13,580	570,224
Verso Corp. - Class A (a)	16,813	303,139

		4,047,928

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.3%
BellRing Brands, Inc. - Class A (a)	22,665	$482,538
Edgewell Personal Care Co. (a)	24,669	763,752
elf Beauty, Inc. (a)	12,689	204,673
Inter Parfums, Inc.	8,191	595,568
Medifast, Inc. (b)	5,370	588,445
USANA Health Sciences, Inc. (a)	5,595	439,487

		3,074,463

Pharmaceuticals—1.7%
Aerie Pharmaceuticals, Inc. (a) (b)	19,440	469,865
Amneal Pharmaceuticals, Inc. (a)	55,273	266,416
Amphastar Pharmaceuticals, Inc. (a)	18,205	351,175
ANI Pharmaceuticals, Inc. (a) (b)	3,945	243,288
Arvinas Holding Co. LLC (a)	8,786	361,017
Axsome Therapeutics, Inc. (a)	10,670	1,102,851
BioDelivery Sciences International, Inc. (a)	26,426	167,012
Cara Therapeutics, Inc. (a) (b)	18,209	293,347
Collegium Pharmaceutical, Inc. (a)	14,032	288,779
Corcept Therapeutics, Inc. (a) (b)	43,446	525,697
Dermira, Inc. (a) (b)	21,590	327,304
Endo International plc (a)	96,815	454,062
Innoviva, Inc. (a)	33,334	472,009
Intersect ENT, Inc. (a) (b)	13,971	347,878
Intra-Cellular Therapies, Inc. (a)	19,606	672,682
Lannett Co., Inc. (a) (b)	15,440	136,181
Mallinckrodt plc (a) (b)	42,138	147,062
MyoKardia, Inc. (a)	20,077	1,463,312
NGM Biopharmaceuticals, Inc. (a) (b)	11,665	215,686
Odonate Therapeutics, Inc. (a)	5,941	192,785
Omeros Corp. (a) (b)	21,460	302,371
Pacira BioSciences, Inc. (a)	18,507	838,367
Phibro Animal Health Corp. - Class A	9,993	248,126
Prestige Consumer Healthcare, Inc. (a) (b)	22,778	922,509
Reata Pharmaceuticals, Inc. - Class A (a) (b)	9,507	1,943,516
Recro Pharma, Inc. (a)	10,426	191,109
Revance Therapeutics, Inc. (a)	21,348	346,478
SIGA Technologies, Inc. (a) (b)	22,951	109,476
Supernus Pharmaceuticals, Inc. (a)	22,494	533,558
TherapeuticsMD, Inc. (a) (b)	104,429	252,718
Theravance Biopharma, Inc. (a) (b)	19,690	509,774
Tricida, Inc. (a)	10,261	387,250
WAVE Life Sciences, Ltd. (a) (b)	10,858	87,027
Zogenix, Inc. (a)	19,414	1,012,052

		16,182,739

Professional Services—1.5%
ASGN, Inc. (a)	22,539	1,599,593
Barrett Business Services, Inc.	3,358	303,765
CBIZ, Inc. (a)	20,874	562,763
CRA International, Inc.	2,862	155,893
Exponent, Inc.	21,586	1,489,650
Forrester Research, Inc. (a)	4,738	197,575
Franklin Covey Co. (a)	4,809	154,994
FTI Consulting, Inc. (a)	15,992	1,769,675
Heidrick & Struggles International, Inc.	7,257	235,852
Huron Consulting Group, Inc. (a)	10,356	711,664

Professional Services—(Continued)
ICF International, Inc.	8,158	747,436
InnerWorkings, Inc. (a)	21,011	115,771
Insperity, Inc.	16,031	1,379,307
Kelly Services, Inc. - Class A	14,944	337,436
Kforce, Inc.	9,613	381,636
Korn Ferry	25,151	1,066,402
Mistras Group, Inc. (a)	8,222	117,328
Resources Connection, Inc.	12,083	197,315
TriNet Group, Inc. (a)	19,326	1,094,045
TrueBlue, Inc. (a)	15,422	371,053
Upwork, Inc. (a) (b)	24,847	265,117
Willdan Group, Inc. (a)	4,570	145,235

		13,399,505

Real Estate Management & Development—0.7%
Consolidated-Tomoka Land Co.	2,485	149,895
Cushman & Wakefield plc (a)	48,568	992,730
eXp World Holdings, Inc. (a) (b)	10,307	116,778
Forestar Group, Inc. (a)	5,973	124,537
FRP Holdings, Inc. (a)	3,389	168,806
Kennedy-Wilson Holdings, Inc.	52,082	1,161,429
Marcus & Millichap, Inc. (a) (b)	9,282	345,755
Newmark Group, Inc. - Class A	64,506	867,928
RE/MAX Holdings, Inc. - Class A	8,877	341,676
Realogy Holdings Corp. (b)	42,855	414,836
Redfin Corp. (a) (b)	39,839	842,197
RMR Group, Inc. (The) - Class A	7,008	319,845
St. Joe Co. (The) (a) (b)	13,592	269,529
Tejon Ranch Co. (a)	9,079	145,082

		6,261,023

Road & Rail—0.5%
ArcBest Corp.	10,451	288,448
Avis Budget Group, Inc. (a)	26,515	854,844
Heartland Express, Inc.	22,410	471,730
Hertz Global Holdings, Inc. (a)	44,849	706,372
Marten Transport, Ltd.	19,376	416,390
Saia, Inc. (a)	10,845	1,009,886
Werner Enterprises, Inc.	19,256	700,726

		4,448,396

Semiconductors & Semiconductor Equipment—2.8%
Advanced Energy Industries, Inc. (a)	15,868	1,129,802
Alpha & Omega Semiconductor, Ltd. (a)	9,300	126,666
Ambarella, Inc. (a)	14,056	851,231
Amkor Technology, Inc. (a)	46,149	599,937
Axcelis Technologies, Inc. (a)	13,934	335,740
Brooks Automation, Inc.	29,252	1,227,414
Cabot Microelectronics Corp.	12,212	1,762,436
Ceva, Inc. (a)	10,183	274,534
Cirrus Logic, Inc. (a)	24,667	2,032,807
Cohu, Inc. (b)	17,431	398,298
Diodes, Inc. (a)	18,315	1,032,417
DSP Group, Inc. (a)	10,337	162,704
Enphase Energy, Inc. (a) (b)	41,498	1,084,343
FormFactor, Inc. (a) (c)	31,702	823,301

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Ichor Holdings, Ltd. (a)	10,143	$337,458
Impinj, Inc. (a) (b)	7,512	194,260
Inphi Corp. (a)	19,424	1,437,765
Lattice Semiconductor Corp. (a)	55,677	1,065,658
MACOM Technology Solutions Holdings, Inc. (a)	18,984	504,974
MaxLinear, Inc. (a)	29,165	618,881
NeoPhotonics Corp. (a)	18,073	159,404
NVE Corp.	1,659	118,453
Onto Innovation, Inc. (a)	20,367	744,210
PDF Solutions, Inc. (a)	12,971	219,080
Photronics, Inc. (a)	30,362	478,505
Power Integrations, Inc.	11,573	1,144,685
Rambus, Inc. (a) (b)	49,965	688,268
Semtech Corp. (a)	27,317	1,445,069
Silicon Laboratories, Inc. (a)	18,201	2,110,952
SMART Global Holdings, Inc. (a) (b)	6,037	229,044
SunPower Corp. (a) (b)	31,453	245,333
Synaptics, Inc. (a) (b)	14,825	975,040
Ultra Clean Holdings, Inc. (a)	16,793	394,132
Veeco Instruments, Inc. (a)	22,250	326,741
Xperi Corp.	22,215	410,978

		25,690,520

Software—4.4%
8x8, Inc. (a) (b)	41,065	751,489
A10 Networks, Inc. (a)	21,727	149,264
ACI Worldwide, Inc. (a) (b)	49,853	1,888,681
Agilysys, Inc. (a)	9,228	234,483
Alarm.com Holdings, Inc. (a) (b)	16,383	703,978
Altair Engineering, Inc. - Class A (a) (b)	17,244	619,232
American Software, Inc. - Class A	12,761	189,884
Appfolio, Inc. - Class A (a)	6,877	756,126
Appian Corp. (a) (b)	14,675	560,732
Avaya Holdings Corp. (a)	46,823	632,110
Benefitfocus, Inc. (a) (b)	11,793	258,738
Blackbaud, Inc.	20,640	1,642,944
Blackline, Inc. (a) (b)	19,037	981,548
Bottomline Technologies de, Inc. (a)	18,440	988,384
Box, Inc. - Class A (a)	63,715	1,069,138
ChannelAdvisor Corp. (a)	10,403	94,043
Cision, Ltd. (a)	41,265	411,412
Cloudera, Inc. (a) (b)	105,967	1,232,396
CommVault Systems, Inc. (a)	17,586	785,039
Cornerstone OnDemand, Inc. (a)	24,063	1,408,889
Digimarc Corp. (a) (b)	5,123	171,928
Digital Turbine, Inc. (a)	36,179	257,956
Domo, Inc. - Class B (a) (b)	7,443	161,662
Ebix, Inc. (b)	10,806	361,028
Envestnet, Inc. (a)	19,827	1,380,554
Everbridge, Inc. (a) (b)	14,485	1,130,989
Five9, Inc. (a)	26,132	1,713,737
ForeScout Technologies, Inc. (a)	18,197	596,862
Instructure, Inc. (a)	14,481	698,129
Intelligent Systems Corp. (a) (b)	3,124	124,773
j2 Global, Inc. (b)	19,712	1,847,212
LivePerson, Inc. (a)	27,176	1,005,512

Software—(Continued)
MicroStrategy, Inc. - Class A (a)	3,569	509,046
Mitek Systems, Inc. (a) (b)	14,980	114,597
MobileIron, Inc. (a)	23,515	114,283
Model N, Inc. (a)	14,843	520,544
OneSpan, Inc. (a)	15,031	257,331
Ping Identity Holding Corp. (a) (b)	11,491	279,231
Progress Software Corp.	19,846	824,601
PROS Holdings, Inc. (a)	14,662	878,547
Q2 Holdings, Inc. (a)	18,701	1,516,277
QAD, Inc. - Class A	4,798	244,362
Qualys, Inc. (a) (b)	14,838	1,237,044
Rapid7, Inc. (a)	21,376	1,197,484
Rosetta Stone, Inc. (a)	9,843	178,552
SailPoint Technologies Holding, Inc. (a)	38,299	903,856
SPS Commerce, Inc. (a)	15,132	838,615
SVMK, Inc. (a)	37,618	672,234
Telaria, Inc. (a) (b)	20,315	178,975
Tenable Holdings, Inc. (a)	16,685	399,773
TiVo Corp.	54,357	460,947
Upland Software, Inc. (a) (b)	10,139	362,064
Varonis Systems, Inc. (a)	12,721	988,549
Verint Systems, Inc. (a) (b)	29,017	1,606,381
VirnetX Holding Corp. (a) (b)	2,385	9,063
Workiva, Inc. (a)	15,621	656,863
Yext, Inc. (a) (b)	41,476	598,084
Zix Corp. (a) (b)	10,510	71,258
Zuora, Inc. - Class A (a)	35,347	506,523

		40,933,936

Specialty Retail—2.4%
Aaron’s, Inc.	28,511	1,628,263
Abercrombie & Fitch Co. - Class A	28,497	492,713
America’s Car-Mart, Inc. (a)	2,826	309,899
American Eagle Outfitters, Inc.	65,605	964,393
Asbury Automotive Group, Inc. (a)	8,467	946,526
At Home Group, Inc. (a) (b)	19,716	108,438
Bed Bath & Beyond, Inc. (b)	55,063	952,590
Boot Barn Holdings, Inc. (a)	12,612	561,612
Buckle, Inc. (The) (b)	14,188	383,644
Caleres, Inc.	17,181	408,049
Camping World Holdings, Inc. - Class A (b)	14,592	215,086
Cato Corp. (The) - Class A	9,562	166,379
Chico’s FAS, Inc.	31,646	120,571
Children’s Place, Inc. (The) (b)	7,101	443,955
Citi Trends, Inc.	5,490	126,929
Designer Brands, Inc. - Class A	26,445	416,244
Express, Inc. (a)	31,320	152,528
GameStop Corp. - Class A (b)	26,071	158,512
Genesco, Inc. (a)	6,357	304,627
Group 1 Automotive, Inc.	7,911	791,100
Guess?, Inc.	20,227	452,680
Haverty Furniture Cos., Inc. (b)	10,391	209,483
Hibbett Sports, Inc. (a)	6,677	187,223
Hudson, Ltd. - Class A (a)	18,056	276,979
Lithia Motors, Inc. - Class A	9,276	1,363,572
Lumber Liquidators Holdings, Inc. (a)	13,856	135,373

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
MarineMax, Inc. (a)	8,159	$136,174
Michaels Cos., Inc. (The) (a) (b)	24,867	201,174
Monro, Inc. (b)	14,571	1,139,452
Murphy USA, Inc. (a)	12,473	1,459,341
National Vision Holdings, Inc. (a)	34,470	1,117,862
Office Depot, Inc.	207,663	568,997
Rent-A-Center, Inc. (b)	21,277	613,629
RH (a) (b)	7,214	1,540,189
Sally Beauty Holdings, Inc. (a) (b)	51,047	931,608
Shoe Carnival, Inc. (b)	4,114	153,370
Signet Jewelers, Ltd.	22,572	490,715
Sleep Number Corp. (a)	11,987	590,240
Sonic Automotive, Inc. - Class A	9,474	293,694
Sportsman’s Warehouse Holdings, Inc. (a)	20,038	160,905
Tilly’s, Inc. - Class A	10,691	130,965
Winmark Corp.	1,140	226,062
Zumiez, Inc. (a)	7,454	257,461

		22,289,206

Technology Hardware, Storage & Peripherals—0.2%
3D Systems Corp. (a) (b)	50,283	439,976
Avid Technology, Inc. (a)	13,287	114,002
Diebold Nixdorf, Inc. (a) (b)	35,435	374,194
Stratasys, Ltd. (a) (b)	23,667	478,665

		1,406,837

Textiles, Apparel & Luxury Goods—0.9%
Crocs, Inc. (a) (c)	28,518	1,194,619
Deckers Outdoor Corp. (a)	11,830	1,997,614
Fossil Group, Inc. (a)	20,656	162,769
G-III Apparel Group, Ltd. (a)	20,478	686,013
Kontoor Brands, Inc. (a)	20,050	841,900
Movado Group, Inc.	7,984	173,572
Oxford Industries, Inc. (b)	7,657	577,491
Steven Madden, Ltd.	35,491	1,526,468
Unifi, Inc. (a)	7,892	199,352
Vera Bradley, Inc. (a)	10,038	118,448
Wolverine World Wide, Inc.	33,053	1,115,208

		8,593,454

Thrifts & Mortgage Finance—2.0%
Axos Financial, Inc. (a)	26,097	790,217
Bridgewater Bancshares, Inc. (a)	11,530	158,883
Capitol Federal Financial, Inc.	59,838	821,576
Columbia Financial, Inc. (a) (b)	24,437	413,963
Essent Group, Ltd.	40,892	2,125,975
Federal Agricultural Mortgage Corp. - Class C	4,263	355,961
First Defiance Financial Corp.	10,076	317,293
Flagstar Bancorp, Inc.	15,144	579,258
FS Bancorp, Inc.	1,981	126,368
Hingham Institution for Savings	716	150,503
Home Bancorp, Inc.	3,086	120,940
HomeStreet, Inc. (a)	9,014	306,476
Kearny Financial Corp.	34,811	481,436
Meridian Bancorp, Inc.	23,292	467,936

Thrifts & Mortgage Finance—(Continued)
Meta Financial Group, Inc.	16,799	613,332
Mr Cooper Group, Inc. (a)	33,464	418,635
NMI Holdings, Inc. - Class A (a)	27,767	921,309
Northfield Bancorp, Inc.	19,366	328,447
Northwest Bancshares, Inc. (b)	45,193	751,560
OceanFirst Financial Corp.	22,048	563,106
PCSB Financial Corp.	6,336	128,304
PennyMac Financial Services, Inc.	11,764	400,447
Provident Financial Services, Inc.	27,899	687,710
Radian Group, Inc.	86,096	2,166,175
Southern Missouri Bancorp, Inc.	3,592	137,789
Territorial Bancorp, Inc.	4,024	124,503
TrustCo Bank Corp.	42,750	370,643
United Community Financial Corp.	15,756	183,715
Walker & Dunlop, Inc.	12,545	811,411
Washington Federal, Inc.	34,496	1,264,278
Waterstone Financial, Inc.	10,900	207,427
Western New England Bancorp, Inc.	12,322	118,661
WSFS Financial Corp.	21,355	939,406

		18,353,643

Tobacco—0.1%
Universal Corp.	11,116	634,279
Vector Group, Ltd.	50,881	681,297

		1,315,576

Trading Companies & Distributors—1.4%
Aircastle, Ltd.	23,576	754,668
Applied Industrial Technologies, Inc.	17,086	1,139,465
Beacon Roofing Supply, Inc. (a) (b)	30,195	965,636
BMC Stock Holdings, Inc. (a)	27,466	787,999
CAI International, Inc. (a) (b)	8,107	234,941
DXP Enterprises, Inc. (a)	6,978	277,794
Foundation Building Materials, Inc. (a)	7,141	138,178
GATX Corp. (b)	15,087	1,249,958
GMS, Inc. (a)	17,347	469,757
H&E Equipment Services, Inc.	15,412	515,223
Herc Holdings, Inc. (a)	11,071	541,815
Kaman Corp.	12,375	815,760
MRC Global, Inc. (a)	33,085	451,279
NOW, Inc. (a)	51,271	576,286
Rush Enterprises, Inc. - Class A	10,890	506,385
SiteOne Landscape Supply, Inc. (a)	17,769	1,610,760
Systemax, Inc.	5,954	149,803
Textainer Group Holdings, Ltd. (a)	22,079	236,466
Titan Machinery, Inc. (a)	9,306	137,543
Triton International, Ltd.	22,894	920,339
Veritiv Corp. (a)	5,727	112,650

		12,592,705

Water Utilities—0.5%
American States Water Co. (b)	15,259	1,322,040
AquaVenture Holdings, Ltd. (a) (b)	6,106	165,595
Artesian Resources Corp. - Class A	3,766	140,133
California Water Service Group (b)	20,902	1,077,707
Consolidated Water Co., Ltd.	6,871	111,997

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Water Utilities—(Continued)
Middlesex Water Co.	7,497	$476,584
SJW Group	11,878	844,051
York Water Co. (The)	6,695	308,706

		4,446,813

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (a)	20,091	219,997
Gogo, Inc. (a) (b)	26,493	169,555
Shenandoah Telecommunications Co.	21,561	897,153

		1,286,705

Total Common Stocks (Cost $612,819,679)		889,759,658

Mutual Fund—1.9%

Investment Company Security—1.9%
iShares Russell 2000 Index Fund (b) (Cost $17,238,229)	107,500	17,809,525

Rights—0.0%

Biotechnology—0.0%
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (d) (e)	4,660	37,093

Chemicals—0.0%
A. Schulman, Inc. (a)	12,704	5,501

Total Rights (Cost $5,780)		42,594

Short-Term Investments—1.5%

Discount Note—1.2%
Federal Home Loan Bank 1.532%, 01/23/20 (f)	10,975,000	10,965,333

U.S. Treasury—0.3%
U.S. Treasury Bills 1.290%, 01/07/20 (f)	2,025,000	2,024,616
1.375%, 01/21/20 (f)	1,000,000	999,224

		3,023,840

Total Short-Term Investments (Cost $13,988,125)		13,989,173

Securities Lending Reinvestments (g)—18.1%

Certificates of Deposit—10.7%
Agricultural Bank of China 2.250%, 01/24/20	5,000,000	5,000,005
2.250%, 02/10/20	1,000,000	999,993

Certificates of Deposit—(Continued)
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (h)	5,000,000	4,999,265
Bank of Montreal (Chicago) 1.710%, SOFR + 0.170%, 02/07/20 (h)	2,000,000	1,999,910
1.790%, SOFR + 0.250%, 07/10/20 (h)	2,000,000	2,001,852
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (h)	3,000,000	2,999,991
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (h)	5,000,000	4,999,555
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (h)	4,000,000	3,999,760
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (h)	5,000,000	5,000,280
Credit Industriel et Commercial
Zero Coupon, 05/07/20	3,961,745	3,973,120
1.864%, 1M LIBOR + 0.160%, 03/05/20 (h)	4,000,000	3,999,816
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (h)	1,000,000	999,997
Credit Suisse AG 2.000%, SOFR + 0.460%, 11/03/20 (h)	3,000,000	3,001,527
2.020%, SOFR + 0.480%, 10/06/20 (h)	3,000,000	3,002,082
DZ Bank AG
Zero Coupon, 01/21/20	1,989,343	1,997,980
Zero Coupon, 03/17/20	6,430,764	6,472,830
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (h)	5,000,000	4,999,920
Norinchukin Bank, New York 2.200%, 01/16/20	3,027,702	3,000,615
Societe Generale 1.900%, FEDEFF PRV + 0.350%, 06/19/20 (h)	2,000,000	1,999,242
2.044%, 1M LIBOR + 0.280%, 06/19/20 (h)	2,000,000	2,000,472
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (h)	6,000,000	5,999,982
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (h)	4,000,000	4,000,176
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (h)	2,000,000	2,000,038
1.970%, 04/17/20	2,000,000	2,000,132
Svenska Handelsbanken AB 1.884%, 1M LIBOR + 0.180%, 06/05/20 (h)	2,000,000	1,999,894
2.005%, 1M LIBOR + 0.220%, 07/22/20 (h)	3,000,000	3,000,378
Toronto-Dominion Bank 1.900%, FEDEFF PRV + 0.350%, 07/31/20 (h)	2,000,000	1,999,172
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (h)	5,000,000	5,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (h)	5,000,000	4,999,987

		98,447,971

Commercial Paper—1.8%
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,999,025	1,999,814
Mont Blanc Capital, Corp. 2.020%, 03/19/20	994,782	995,700
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (h)	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (h)	3,000,000	$3,000,171
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (h)	7,000,000	7,000,000

		16,995,685

Repurchase Agreements—4.5%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $3,517,799; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $12,568,681; collateralized by various Common Stock with an aggregate market value of $13,751,645.	12,500,000	12,500,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $1,001,838; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $2,040,637.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,900,179; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,938,001.	1,900,000	1,900,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,700,260; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,734,014.	1,700,000	1,700,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $800,122; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $816,001.	800,000	800,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $5,100,779; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 -06/18/29, and an aggregate market value of $5,202,017.	5,100,000	5,100,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,610,633; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $4,702,446.	4,610,241	4,610,241
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,000,189; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,220,445.	2,000,000	2,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,200,114; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,306,667.	1,200,000	1,200,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $3,100,291; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $3,423,557.	3,100,000	3,100,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,900,635; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,098,309.	1,900,000	1,900,000

		41,310,241

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

Mutual Funds—1.0%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (i)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (i)	4,000,000	4,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $166,748,986)		166,753,897

Total Investments—118.0% (Cost $810,800,799)		1,088,354,847
Other assets and liabilities (net)—(18.0)%		(166,267,780)

Net Assets—100.0%		$922,087,067

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $165,603,322 and the collateral received consisted of cash in the amount of $166,713,602 and non-cash collateral with a value of $2,886,058. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $3,318,902.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
Russell 2000 Index E-Mini Futures	03/20/20	178	USD	14,868,340	$336,162

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,550,151	$—	$—	$11,550,151
Air Freight & Logistics	2,671,538	—	—	2,671,538
Airlines	4,028,862	—	—	4,028,862
Auto Components	9,751,235	—	—	9,751,235
Automobiles	730,753	—	—	730,753
Banks	87,088,852	—	—	87,088,852
Beverages	2,712,396	—	—	2,712,396
Biotechnology	71,695,748	—	—	71,695,748
Building Products	14,132,578	—	—	14,132,578
Capital Markets	13,123,595	—	—	13,123,595
Chemicals	16,847,157	—	—	16,847,157
Commercial Services & Supplies	25,022,027	—	—	25,022,027
Communications Equipment	9,933,884	—	—	9,933,884
Construction & Engineering	9,723,166	—	—	9,723,166
Construction Materials	1,426,780	—	—	1,426,780
Consumer Finance	4,811,756	—	—	4,811,756
Containers & Packaging	1,058,019	—	—	1,058,019
Distributors	729,505	—	—	729,505
Diversified Consumer Services	7,874,811	—	—	7,874,811
Diversified Financial Services	2,092,685	—	—	2,092,685
Diversified Telecommunication Services	4,535,636	—	—	4,535,636
Electric Utilities	8,883,300	—	—	8,883,300
Electrical Equipment	8,578,775	—	—	8,578,775
Electronic Equipment, Instruments & Components	23,725,674	—	—	23,725,674
Energy Equipment & Services	8,345,906	—	—	8,345,906
Entertainment	1,697,258	—	—	1,697,258
Equity Real Estate Investment Trusts	63,550,648	—	—	63,550,648
Food & Staples Retailing	6,090,858	—	—	6,090,858
Food Products	12,017,334	—	—	12,017,334
Gas Utilities	10,303,208	—	—	10,303,208
Health Care Equipment & Supplies	35,521,015	—	—	35,521,015
Health Care Providers & Services	20,393,850	—	—	20,393,850
Health Care Technology	9,492,587	—	—	9,492,587
Hotels, Restaurants & Leisure	23,663,749	—	—	23,663,749
Household Durables	15,456,457	—	—	15,456,457
Household Products	1,828,424	—	—	1,828,424
Independent Power and Renewable Electricity Producers	3,794,175	—	—	3,794,175
Industrial Conglomerates	547,845	—	—	547,845
Insurance	20,556,114	—	—	20,556,114
Interactive Media & Services	3,954,378	—	—	3,954,378
Internet & Direct Marketing Retail	2,864,715	—	—	2,864,715

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$19,136,756	$—	$—	$19,136,756
Leisure Products	3,669,857	—	—	3,669,857
Life Sciences Tools & Services	7,772,048	—	—	7,772,048
Machinery	34,372,649	—	—	34,372,649
Marine	1,021,682	—	—	1,021,682
Media	7,948,349	—	—	7,948,349
Metals & Mining	11,507,841	—	0	11,507,841
Mortgage Real Estate Investment Trusts	11,610,264	—	—	11,610,264
Multi-Utilities	5,303,536	—	—	5,303,536
Multiline Retail	1,010,804	—	—	1,010,804
Oil, Gas & Consumable Fuels	19,275,019	—	—	19,275,019
Paper & Forest Products	4,047,928	—	—	4,047,928
Personal Products	3,074,463	—	—	3,074,463
Pharmaceuticals	16,182,739	—	—	16,182,739
Professional Services	13,399,505	—	—	13,399,505
Real Estate Management & Development	6,261,023	—	—	6,261,023
Road & Rail	4,448,396	—	—	4,448,396
Semiconductors & Semiconductor Equipment	25,690,520	—	—	25,690,520
Software	40,933,936	—	—	40,933,936
Specialty Retail	22,289,206	—	—	22,289,206
Technology Hardware, Storage & Peripherals	1,406,837	—	—	1,406,837
Textiles, Apparel & Luxury Goods	8,593,454	—	—	8,593,454
Thrifts & Mortgage Finance	18,353,643	—	—	18,353,643
Tobacco	1,315,576	—	—	1,315,576
Trading Companies & Distributors	12,592,705	—	—	12,592,705
Water Utilities	4,446,813	—	—	4,446,813
Wireless Telecommunication Services	1,286,705	—	—	1,286,705
Total Common Stocks	889,759,658	—	0	889,759,658
Total Mutual Fund*	17,809,525	—	—	17,809,525
Rights
Biotechnology	—	—	37,093	37,093
Chemicals	—	5,501	—	5,501
Total Rights	—	5,501	37,093	42,594
Total Short-Term Investments*	—	13,989,173	—	13,989,173
Securities Lending Reinvestments
Certificates of Deposit	—	98,447,971	—	98,447,971
Commercial Paper	—	16,995,685	—	16,995,685
Repurchase Agreements	—	41,310,241	—	41,310,241
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	9,000,000	—	—	9,000,000
Total Securities Lending Reinvestments	9,000,000	157,753,897	—	166,753,897
Total Investments	$916,569,183	$171,748,571	$37,093	$1,088,354,847

Collateral for Securities Loaned (Liability)	$—	$(166,713,602)	$—	$(166,713,602)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$336,162	$—	$—	$336,162

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,088,354,847
Cash	17,110
Receivable for:
Investments sold	1,111,250
Fund shares sold	349,779
Dividends	1,048,274
Variation margin on futures contracts	19,585
Prepaid expenses	2,542

Total Assets	1,090,903,387
Liabilities
Collateral for securities loaned	166,713,602
Payables for:
Fund shares redeemed	1,453,532
Accrued Expenses:
Management fees	192,472
Distribution and service fees	93,118
Deferred trustees’ fees	142,145
Other expenses	221,451

Total Liabilities	168,816,320

Net Assets	$922,087,067

Net Assets Consist of:
Paid in surplus	$590,202,051
Distributable earnings (Accumulated losses)	331,885,016

Net Assets	$922,087,067

Net Assets
Class A	$504,390,427
Class B	227,801,494
Class E	23,935,522
Class G	165,959,624
Capital Shares Outstanding*
Class A	24,847,490
Class B	11,552,540
Class E	1,188,060
Class G	8,458,401
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.30
Class B	19.72
Class E	20.15
Class G	19.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $810,800,799.
(b)	Includes securities loaned at value of $165,603,322.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$12,249,230
Interest	224,601
Securities lending income	1,557,881

Total investment income	14,031,712
Expenses
Management fees	2,226,069
Administration fees	44,598
Custodian and accounting fees	110,610
Distribution and service fees—Class B	558,670
Distribution and service fees—Class E	35,803
Distribution and service fees—Class G	464,209
Audit and tax services	48,524
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	158,710
Insurance	6,327
Miscellaneous	93,714

Total expenses	3,850,549
Less management fee waiver	(19,521)

Net expenses	3,831,028

Net Investment Income	10,200,684

Net Realized and Unrealized Gain
Net realized gain on:
Investments	47,723,350
Futures contracts	650,062

Net realized gain	48,373,412

Net change in unrealized appreciation on:
Investments	139,313,366
Futures contracts	476,293

Net change in unrealized appreciation	139,789,659

Net realized and unrealized gain	188,163,071

Net Increase in Net Assets From Operations	$198,363,755

(a)	Net of foreign withholding taxes of $3,873.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,200,684	$10,195,098
Net realized gain	48,373,412	86,969,323
Net change in unrealized appreciation (depreciation)	139,789,659	(191,395,498)

Increase (decrease) in net assets from operations	198,363,755	(94,231,077)

From Distributions to Shareholders
Class A	(53,523,399)	(41,433,317)
Class B	(23,936,945)	(19,552,744)
Class E	(2,573,729)	(2,137,411)
Class G	(16,504,450)	(12,083,917)

Total distributions	(96,538,523)	(75,207,389)

Increase (decrease) in net assets from capital share transactions	15,422,734	(10,258,796)

Total increase (decrease) in net assets	117,247,966	(179,697,262)

Net Assets
Beginning of period	804,839,101	984,536,363

End of period	$922,087,067	$804,839,101

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,999,287	$40,002,809	2,089,324	$45,001,947
Reinvestments	2,918,397	53,523,399	1,853,840	41,433,317
Redemptions	(4,414,263)	(86,004,431)	(4,238,089)	(93,485,795)

Net increase (decrease)	503,421	$7,521,777	(294,925)	$(7,050,531)

Class B
Sales	392,053	$7,351,274	696,527	$14,021,234
Reinvestments	1,341,757	23,936,945	896,915	19,552,744
Redemptions	(1,833,519)	(35,324,128)	(2,015,203)	(43,828,289)

Net decrease	(99,709)	$(4,035,909)	(421,761)	$(10,254,311)

Class E
Sales	62,442	$1,229,344	146,139	$3,141,616
Reinvestments	141,336	2,573,729	96,236	2,137,411
Redemptions	(230,616)	(4,472,023)	(338,328)	(7,307,187)

Net decrease	(26,838)	$(668,950)	(95,953)	$(2,028,160)

Class G
Sales	1,103,883	$20,974,050	1,216,007	$25,584,159
Reinvestments	929,828	16,504,450	556,606	12,083,917
Redemptions	(1,289,853)	(24,872,684)	(1,329,824)	(28,593,870)

Net increase	743,858	$12,605,816	442,789	$9,074,206

Increase (decrease) derived from capital shares transactions		$15,422,734		$(10,258,796)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.13	$21.98	$20.22	$17.98	$20.11

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.26	0.25	0.25 (b)	0.26
Net realized and unrealized gain (loss)	4.16	(2.34)	2.61	3.33	(0.98)

Total income (loss) from investment operations	4.41	(2.08)	2.86	3.58	(0.72)

Less Distributions
Distributions from net investment income	(0.25)	(0.25)	(0.26)	(0.26)	(0.25)
Distributions from net realized capital gains	(1.99)	(1.52)	(0.84)	(1.08)	(1.16)

Total distributions	(2.24)	(1.77)	(1.10)	(1.34)	(1.41)

Net Asset Value, End of Period	$20.30	$18.13	$21.98	$20.22	$17.98

Total Return (%) (c)	25.62	(10.97)	14.67	21.28	(4.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.31	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (d)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.27	1.17	1.19	1.40 (b)	1.35
Portfolio turnover rate (%)	19	26	20	24	27
Net assets, end of period (in millions)	$504.4	$441.5	$541.5	$513.7	$459.0

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.66	$21.45	$19.76	$17.60	$19.71

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.20	0.19	0.20 (b)	0.21
Net realized and unrealized gain (loss)	4.05	(2.27)	2.55	3.25	(0.96)

Total income (loss) from investment operations	4.24	(2.07)	2.74	3.45	(0.75)

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.21)	(0.21)	(0.20)
Distributions from net realized capital gains	(1.99)	(1.52)	(0.84)	(1.08)	(1.16)

Total distributions	(2.18)	(1.72)	(1.05)	(1.29)	(1.36)

Net Asset Value, End of Period	$19.72	$17.66	$21.45	$19.76	$17.60

Total Return (%) (c)	25.30	(11.18)	14.39	20.96	(4.49)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.56	0.56	0.56	0.56
Net ratio of expenses to average net assets (%) (d)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.01	0.92	0.94	1.15 (b)	1.10
Portfolio turnover rate (%)	19	26	20	24	27
Net assets, end of period (in millions)	$227.8	$205.8	$259.0	$246.6	$220.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.01	$21.84	$20.10	$17.88	$20.00

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.22	0.21	0.22 (b)	0.23
Net realized and unrealized gain (loss)	4.12	(2.31)	2.60	3.31	(0.98)

Total income (loss) from investment operations	4.34	(2.09)	2.81	3.53	(0.75)

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.23)	(0.23)	(0.21)
Distributions from net realized capital gains	(1.99)	(1.52)	(0.84)	(1.08)	(1.16)

Total distributions	(2.20)	(1.74)	(1.07)	(1.31)	(1.37)

Net Asset Value, End of Period	$20.15	$18.01	$21.84	$20.10	$17.88

Total Return (%) (c)	25.40	(11.08)	14.50	21.09	(4.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.46	0.46	0.46	0.46
Net ratio of expenses to average net assets (%) (d)	0.46	0.46	0.46	0.46	0.46
Ratio of net investment income to average net assets (%)	1.11	1.01	1.04	1.25 (b)	1.19
Portfolio turnover rate (%)	19	26	20	24	27
Net assets, end of period (in millions)	$23.9	$21.9	$28.6	$27.8	$25.0

	Class G
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.59	$21.37	$19.70	$17.54	$19.65

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.19	0.18	0.19 (b)	0.20
Net realized and unrealized gain (loss)	4.03	(2.26)	2.54	3.24	(0.96)

Total income (loss) from investment operations	4.21	(2.07)	2.72	3.43	(0.76)

Less Distributions
Distributions from net investment income	(0.19)	(0.19)	(0.21)	(0.19)	(0.19)
Distributions from net realized capital gains	(1.99)	(1.52)	(0.84)	(1.08)	(1.16)

Total distributions	(2.18)	(1.71)	(1.05)	(1.27)	(1.35)

Net Asset Value, End of Period	$19.62	$17.59	$21.37	$19.70	$17.54

Total Return (%) (c)	25.20	(11.20)	14.30	20.92	(4.54)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.61	0.61	0.61	0.61
Net ratio of expenses to average net assets (%) (d)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	0.97	0.88	0.89	1.10 (b)	1.04
Portfolio turnover rate (%)	19	26	20	24	27
Net assets, end of period (in millions)	$166.0	$135.7	$155.4	$145.1	$131.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,310,241. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(148,494,381)	$—	$—	$—	$(148,494,381)
Mutual Funds	(18,219,221)	—	—	—	(18,219,221)
Total	$(166,713,602)	$—	$—	$—	$(166,713,602)
Total Borrowings	$(166,713,602)	$—	$—	$—	$(166,713,602)
Gross amount of recognized liabilities for securities lending transactions					$(166,713,602)

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$336,162

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$650,062

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$476,293

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,720,087

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$164,006,134	$0	$238,622,963

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $2,226,069.

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2019 were $317,128.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$815,995,605

Gross unrealized appreciation	332,692,881
Gross unrealized depreciation	(60,333,639)

Net unrealized appreciation (depreciation)	$272,359,242

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$9,694,674	$17,802,707	$86,843,849	$57,404,682	$96,538,523	$75,207,389

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$10,596,422	$49,071,498	$272,359,242	$—	$332,027,162

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Russell 2000 Index Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Russell 2000 Index Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-35

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-36

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-37

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-38

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-39

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MetLife Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-40

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, D, E and G shares of the MetLife Stock Index Portfolio returned 31.15%, 30.80%, 31.03%, 30.93% and 30.77%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 31.49%.

MARKET ENVIRONMENT / CONDITIONS

In 2019, equity markets reached record highs on optimism about the global economy, accommodative monetary policies and better than expected macroeconomic data and corporate earnings. Investors also reacted favorably to trade talks between the U.S. and China and the new agreement between the U.K. and the European Union about the U.K.’s withdrawal from the European Union. Equity markets maintained their strength during 2019 despite geopolitical concerns in the Middle East, political unrest in Chile and Hong Kong, and U.S. House Democrats voting to impeach President Trump.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and lowered the target for the Federal Funds Rate three times from a range of 2.25%—2.50% to a range of 1.50%—1.75%. The FOMC stated that the labor market had remained strong and that economic activity had been rising at a moderate rate. However, the FOMC also stated that business fixed investment and exports had remained weak.

All eleven sectors comprising the S&P 500 Index experienced positive returns for the year. Information Technology (20.1% beginning weight in the benchmark), up 50.3%, was the best-performing sector and had the largest positive impact on the benchmark return. Communication Services (10.1% beginning weight), up 32.8%, and Financials (13.4% beginning weight), up 32.1% were the next best-performing sectors. Energy (5.3% beginning weight), up 11.8%, and Health Care (15.5% beginning weight), up 20.8%, were the worst relative-performing sectors.

The stocks with the largest positive impact to the benchmark return for the year were Apple, up 89.0%; Microsoft Corporation, up 57.6%; and Facebook, up 56.6%. The stocks with the largest negative impact were Occidental Petroleum Corporation, down 28.2%; Dupont De Nemours, down 17.3%; and Pfizer, down 6.9%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (“NAV”) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	31.15	11.43	13.28	—
Class B	30.80	11.15	13.00	—
Class D	31.03	11.32	13.17	—
Class E	30.93	11.26	13.11	—
Class G	30.77	11.10	—	11.05
S&P 500 Index	31.49	11.70	13.56	—
1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Apple, Inc.	4.5
Microsoft Corp.	4.4
Amazon.com, Inc.	2.8
Facebook, Inc. - Class A	1.8
Berkshire Hathaway, Inc. - Class B	1.6
JPMorgan Chase & Co.	1.6
Alphabet, Inc. - Class A	1.5
Alphabet, Inc. - Class C	1.5
Johnson & Johnson	1.4
Visa, Inc. - Class A	1.2

Top Sectors

% of Net Assets
Information Technology	22.9
Health Care	14.0
Financials	13.5
Communication Services	10.3
Consumer Discretionary	9.6
Industrials	9.0
Consumer Staples	7.1
Energy	4.3
Utilities	3.3
Real Estate	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.26%	$1,000.00	$1,108.00	$1.38
	Hypothetical*	0.26%	$1,000.00	$1,023.90	$1.33

Class B (a)	Actual	0.51%	$1,000.00	$1,106.20	$2.71
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class D (a)	Actual	0.36%	$1,000.00	$1,107.20	$1.91
	Hypothetical*	0.36%	$1,000.00	$1,023.34	$1.84

Class E (a)	Actual	0.41%	$1,000.00	$1,107.00	$2.18
	Hypothetical*	0.41%	$1,000.00	$1,023.14	$2.09

Class G (a)	Actual	0.56%	$1,000.00	$1,106.10	$2.97
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Arconic, Inc.	102,903	$3,166,325
Boeing Co. (The)	142,030	46,267,693
General Dynamics Corp.	62,252	10,978,140
Huntington Ingalls Industries, Inc.	10,865	2,725,811
L3Harris Technologies, Inc. (a)	58,726	11,620,114
Lockheed Martin Corp.	65,940	25,675,717
Northrop Grumman Corp.	41,637	14,321,879
Raytheon Co.	73,978	16,255,926
Textron, Inc.	60,637	2,704,410
TransDigm Group, Inc. (a)	13,230	7,408,800
United Technologies Corp.	215,525	32,277,024

		173,401,839

Air Freight & Logistics—0.5%
C.H. Robinson Worldwide, Inc. (a)	35,929	2,809,648
Expeditors International of Washington, Inc.	45,240	3,529,625
FedEx Corp.	63,766	9,642,057
United Parcel Service, Inc. - Class B	186,155	21,791,304

		37,772,634

Airlines—0.4%
Alaska Air Group, Inc.	32,720	2,216,780
American Airlines Group, Inc. (a)	103,569	2,970,359
Delta Air Lines, Inc. (a)	152,908	8,942,060
Southwest Airlines Co. (a)	125,824	6,791,979
United Airlines Holdings, Inc. (b)	57,810	5,092,483

		26,013,661

Auto Components—0.1%
Aptiv plc (a)	67,817	6,440,580
BorgWarner, Inc.	54,854	2,379,567

		8,820,147

Automobiles—0.3%
Ford Motor Co.	1,034,450	9,620,385
General Motors Co. (a)	334,008	12,224,693
Harley-Davidson, Inc. (a)	40,987	1,524,306

		23,369,384

Banks—5.6%
Bank of America Corp.	2,150,590	75,743,780
Citigroup, Inc.	579,964	46,333,324
Citizens Financial Group, Inc.	115,482	4,689,724
Comerica, Inc.	38,294	2,747,594
Fifth Third Bancorp	188,522	5,795,166
First Republic Bank (a)	44,768	5,258,002
Huntington Bancshares, Inc.	274,350	4,137,198
JPMorgan Chase & Co.	833,205	116,148,777
KeyCorp	261,653	5,295,857
M&T Bank Corp.	35,055	5,950,586
People’s United Financial, Inc. (a)	117,981	1,993,879
PNC Financial Services Group, Inc. (The)	116,400	18,580,932
Regions Financial Corp.	256,255	4,397,336
SVB Financial Group (b)	13,699	3,438,997
Truist Financial Corp.	356,252	20,064,113

Banks—(Continued)
U.S. Bancorp	377,565	22,385,829
Wells Fargo & Co.	1,022,409	55,005,604
Zions Bancorp N.A. (a)	45,283	2,351,093

		400,317,791

Beverages—1.8%
Brown-Forman Corp. - Class B	48,400	3,271,840
Coca-Cola Co. (The)	1,024,355	56,698,049
Constellation Brands, Inc. - Class A	44,496	8,443,116
Molson Coors Brewing Co. - Class B (a)	49,904	2,689,826
Monster Beverage Corp. (b)	101,412	6,444,732
PepsiCo, Inc.	370,431	50,626,805

		128,174,368

Biotechnology—2.0%
AbbVie, Inc.	392,848	34,782,762
Alexion Pharmaceuticals, Inc. (b)	58,786	6,357,706
Amgen, Inc.	157,845	38,051,694
Biogen, Inc. (b)	47,935	14,223,753
Gilead Sciences, Inc.	336,085	21,838,803
Incyte Corp. (b)	47,492	4,147,002
Regeneron Pharmaceuticals, Inc. (b)	21,221	7,968,061
Vertex Pharmaceuticals, Inc. (b)	68,312	14,956,912

		142,326,693

Building Products—0.3%
A.O. Smith Corp.	36,409	1,734,525
Allegion plc	24,683	3,074,021
Fortune Brands Home & Security, Inc.	36,965	2,415,293
Johnson Controls International plc	204,927	8,342,578
Masco Corp.	75,471	3,621,853

		19,188,270

Capital Markets—2.7%
Ameriprise Financial, Inc.	33,657	5,606,583
Bank of New York Mellon Corp. (The)	222,933	11,220,218
BlackRock, Inc.	31,329	15,749,088
Cboe Global Markets, Inc.	29,450	3,534,000
Charles Schwab Corp. (The)	303,710	14,444,448
CME Group, Inc.	95,198	19,108,143
E*Trade Financial Corp.	60,014	2,722,835
Franklin Resources, Inc. (a)	74,094	1,924,962
Goldman Sachs Group, Inc. (The)	84,657	19,465,184
Intercontinental Exchange, Inc.	147,927	13,690,644
Invesco, Ltd. (a)	98,872	1,777,719
MarketAxess Holdings, Inc.	10,075	3,819,533
Moody’s Corp. (a)	43,133	10,240,205
Morgan Stanley	326,784	16,705,198
MSCI, Inc.	22,503	5,809,824
Nasdaq, Inc.	30,480	3,264,408
Northern Trust Corp.	56,286	5,979,825
Raymond James Financial, Inc.	32,798	2,934,109
S&P Global, Inc.	64,925	17,727,771
State Street Corp.	96,596	7,640,744

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
T. Rowe Price Group, Inc.	62,076	$7,563,340

		190,928,781

Chemicals—1.9%
Air Products & Chemicals, Inc.	58,558	13,760,544
Albemarle Corp. (a)	28,167	2,057,318
Celanese Corp.	32,110	3,953,383
CF Industries Holdings, Inc.	57,760	2,757,462
Corteva, Inc. (a)	198,812	5,876,883
Dow, Inc.	196,978	10,780,606
DuPont de Nemours, Inc.	196,794	12,634,175
Eastman Chemical Co.	36,122	2,863,030
Ecolab, Inc.	66,618	12,856,608
FMC Corp.	34,432	3,437,002
International Flavors & Fragrances, Inc. (a)	28,365	3,659,652
Linde plc	142,701	30,381,043
LyondellBasell Industries NV - Class A	68,199	6,443,442
Mosaic Co. (The) (a)	92,882	2,009,966
PPG Industries, Inc.	62,816	8,385,308
Sherwin-Williams Co. (The) (a)	21,825	12,735,760

		134,592,182

Commercial Services & Supplies—0.4%
Cintas Corp.	22,271	5,992,681
Copart, Inc. (b)	54,341	4,941,770
Republic Services, Inc.	55,955	5,015,247
Rollins, Inc.	37,403	1,240,283
Waste Management, Inc.	103,683	11,815,715

		29,005,696

Communications Equipment—1.0%
Arista Networks, Inc. (b)	14,410	2,930,994
Cisco Systems, Inc.	1,126,954	54,048,714
F5 Networks, Inc. (b)	16,150	2,255,347
Juniper Networks, Inc.	88,914	2,189,952
Motorola Solutions, Inc.	45,515	7,334,287

		68,759,294

Construction & Engineering—0.1%
Jacobs Engineering Group, Inc.	35,995	3,233,431
Quanta Services, Inc.	37,800	1,538,838

		4,772,269

Construction Materials—0.1%
Martin Marietta Materials, Inc.	16,604	4,643,143
Vulcan Materials Co.	35,160	5,062,688

		9,705,831

Consumer Finance—0.7%
American Express Co.	178,246	22,189,845
Capital One Financial Corp.	123,718	12,731,819
Discover Financial Services	83,272	7,063,131
Synchrony Financial	157,927	5,686,951

		47,671,746

Containers & Packaging—0.4%
AMCOR plc (a)	430,389	4,665,417
Avery Dennison Corp. (a)	22,182	2,901,849
Ball Corp. (a)	86,901	5,619,888
International Paper Co.	104,165	4,796,798
Packaging Corp. of America (a)	25,146	2,816,101
Sealed Air Corp. (a)	41,047	1,634,902
WestRock Co.	68,509	2,939,721

		25,374,676

Distributors—0.1%
Genuine Parts Co.	38,597	4,100,159
LKQ Corp. (b)	81,411	2,906,373

		7,006,532

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	51,866	1,217,814

Diversified Financial Services—1.6%
Berkshire Hathaway, Inc. - Class B (b)	519,620	117,693,930

Diversified Telecommunication Services—2.0%
AT&T, Inc.	1,940,569	75,837,436
CenturyLink, Inc.	260,656	3,443,266
Verizon Communications, Inc.	1,098,668	67,458,215

		146,738,917

Electric Utilities—2.0%
Alliant Energy Corp.	63,849	3,493,817
American Electric Power Co., Inc.	131,218	12,401,413
Duke Energy Corp.	193,667	17,664,367
Edison International	95,262	7,183,707
Entergy Corp.	52,891	6,336,342
Evergy, Inc.	60,542	3,940,679
Eversource Energy	86,006	7,316,530
Exelon Corp.	258,240	11,773,162
FirstEnergy Corp. (a)	143,533	6,975,704
NextEra Energy, Inc.	129,843	31,442,781
Pinnacle West Capital Corp.	29,861	2,685,400
PPL Corp.	192,073	6,891,579
Southern Co. (The)	278,595	17,746,502
Xcel Energy, Inc. (a)	139,303	8,844,347

		144,696,330

Electrical Equipment—0.5%
AMETEK, Inc.	60,725	6,056,711
Eaton Corp. plc	109,819	10,402,056
Emerson Electric Co.	161,821	12,340,469
Rockwell Automation, Inc.	30,695	6,220,956

		35,020,192

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	78,763	8,524,519
CDW Corp.	38,169	5,452,060
Corning, Inc.	204,313	5,947,551
FLIR Systems, Inc. (a)	35,637	1,855,619

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
IPG Photonics Corp. (a) (b)	9,446	$1,368,914
Keysight Technologies, Inc. (a) (b)	49,830	5,114,053
TE Connectivity, Ltd.	88,853	8,515,672
Zebra Technologies Corp. - Class A (b)	14,324	3,658,923

		40,437,311

Energy Equipment & Services—0.4%
Baker Hughes Co.	172,637	4,424,686
Halliburton Co. (a)	233,188	5,706,110
Helmerich & Payne, Inc.	28,808	1,308,748
National Oilwell Varco, Inc. (a)	102,496	2,567,525
Schlumberger, Ltd.	367,762	14,784,032
TechnipFMC plc	111,636	2,393,476

		31,184,577

Entertainment—1.9%
Activision Blizzard, Inc.	204,087	12,126,849
Electronic Arts, Inc. (b)	77,564	8,338,906
Live Nation Entertainment, Inc. (b)	37,434	2,675,408
Netflix, Inc. (b)	116,421	37,670,343
Take-Two Interactive Software, Inc. (b)	30,065	3,680,858
Walt Disney Co. (The)	478,806	69,249,712

		133,742,076

Equity Real Estate Investment Trusts—2.8%
Alexandria Real Estate Equities, Inc.	30,590	4,942,732
American Tower Corp.	117,667	27,042,230
Apartment Investment & Management Co. - Class A	39,551	2,042,809
AvalonBay Communities, Inc.	37,101	7,780,080
Boston Properties, Inc. (a)	38,200	5,266,252
Crown Castle International Corp.	110,448	15,700,183
Digital Realty Trust, Inc. (a)	55,446	6,639,104
Duke Realty Corp.	97,645	3,385,352
Equinix, Inc.	22,655	13,223,724
Equity Residential	92,730	7,503,712
Essex Property Trust, Inc.	17,555	5,281,597
Extra Space Storage, Inc. (a)	34,404	3,633,751
Federal Realty Investment Trust	18,658	2,401,844
Healthpeak Properties, Inc. (a)	131,484	4,532,254
Host Hotels & Resorts, Inc.	190,517	3,534,090
Iron Mountain, Inc. (a)	76,279	2,431,012
Kimco Realty Corp.	112,165	2,322,937
Mid-America Apartment Communities, Inc.	30,301	3,995,490
Prologis, Inc. (a)	167,823	14,959,742
Public Storage (a)	39,907	8,498,595
Realty Income Corp.	86,580	6,374,885
Regency Centers Corp. (a)	44,513	2,808,325
SBA Communications Corp.	29,913	7,208,734
Simon Property Group, Inc. (a)	81,517	12,142,772
SL Green Realty Corp.	21,654	1,989,570
UDR, Inc.	77,849	3,635,548
Ventas, Inc.	99,017	5,717,242
Vornado Realty Trust	42,080	2,798,320
Welltower, Inc.	107,789	8,814,984

Equity Real Estate Investment Trusts—(Continued)
Weyerhaeuser Co.	197,946	5,977,969

		202,585,839

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	117,360	34,494,451
Kroger Co. (The)	213,050	6,176,320
Sysco Corp.	135,541	11,594,177
Walgreens Boots Alliance, Inc.	199,166	11,742,827
Walmart, Inc.	376,847	44,784,498

		108,792,273

Food Products—1.1%
Archer-Daniels-Midland Co. (a)	147,883	6,854,377
Campbell Soup Co. (a)	44,875	2,217,723
Conagra Brands, Inc.	129,279	4,426,513
General Mills, Inc. (a)	160,556	8,599,379
Hershey Co. (The)	39,398	5,790,718
Hormel Foods Corp. (a)	73,867	3,332,140
J.M. Smucker Co. (The) (a)	30,299	3,155,035
Kellogg Co.	66,146	4,574,657
Kraft Heinz Co. (The) (a)	165,444	5,315,716
Lamb Weston Holdings, Inc.	38,801	3,338,050
McCormick & Co., Inc. (a)	32,826	5,571,557
Mondelez International, Inc. - Class A	382,488	21,067,439
Tyson Foods, Inc. - Class A	78,415	7,138,902

		81,382,206

Gas Utilities—0.0%
Atmos Energy Corp. (a)	31,703	3,546,298

Health Care Equipment & Supplies—3.5%
Abbott Laboratories	469,508	40,781,465
ABIOMED, Inc. (a) (b)	11,995	2,046,227
Align Technology, Inc. (b)	19,053	5,316,549
Baxter International, Inc.	135,628	11,341,213
Becton Dickinson & Co.	71,848	19,540,501
Boston Scientific Corp. (b)	370,268	16,743,519
Cooper Cos., Inc. (The)	13,170	4,231,389
Danaher Corp.	169,822	26,064,281
DENTSPLY SIRONA, Inc.	59,084	3,343,564
Edwards Lifesciences Corp. (b)	55,407	12,925,899
Hologic, Inc. (b)	71,232	3,719,023
IDEXX Laboratories, Inc. (b)	22,788	5,950,630
Intuitive Surgical, Inc. (a) (b)	30,703	18,150,078
Medtronic plc	356,070	40,396,142
ResMed, Inc.	38,197	5,919,389
STERIS plc	22,522	3,432,803
Stryker Corp.	85,535	17,957,218
Teleflex, Inc.	12,299	4,629,836
Varian Medical Systems, Inc. (a) (b)	24,147	3,429,115
Zimmer Biomet Holdings, Inc.	54,640	8,178,515

		254,097,356

Health Care Providers & Services—2.8%
AmerisourceBergen Corp.	39,933	3,395,104

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Anthem, Inc.	67,359	$20,344,439
Cardinal Health, Inc.	77,699	3,930,015
Centene Corp. (a) (b)	109,924	6,910,922
Cigna Corp.	99,200	20,285,408
CVS Health Corp.	345,600	25,674,624
DaVita, Inc. (a) (b)	23,823	1,787,440
HCA Healthcare, Inc.	70,280	10,388,087
Henry Schein, Inc. (b)	38,981	2,600,812
Humana, Inc.	35,179	12,893,807
Laboratory Corp. of America Holdings (b)	25,795	4,363,740
McKesson Corp.	47,867	6,620,963
Quest Diagnostics, Inc.	35,782	3,821,160
UnitedHealth Group, Inc.	251,680	73,988,886
Universal Health Services, Inc. - Class B	21,338	3,061,150
WellCare Health Plans, Inc. (b)	13,362	4,412,266

		204,478,823

Health Care Technology—0.1%
Cerner Corp.	83,439	6,123,588

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	106,409	5,408,769
Chipotle Mexican Grill, Inc. (b)	6,793	5,686,488
Darden Restaurants, Inc. (a)	32,569	3,550,347
Hilton Worldwide Holdings, Inc.	74,956	8,313,370
Las Vegas Sands Corp.	89,772	6,197,859
Marriott International, Inc. - Class A	72,086	10,915,983
McDonald’s Corp.	200,059	39,533,659
MGM Resorts International	136,805	4,551,502
Norwegian Cruise Line Holdings, Ltd. (b)	56,519	3,301,275
Royal Caribbean Cruises, Ltd. (a)	45,664	6,096,601
Starbucks Corp.	313,732	27,583,317
Wynn Resorts, Ltd.	25,667	3,564,376
Yum! Brands, Inc.	80,349	8,093,555

		132,797,101

Household Durables—0.4%
DR Horton, Inc.	89,079	4,698,917
Garmin, Ltd.	38,380	3,744,353
Leggett & Platt, Inc.	34,960	1,777,017
Lennar Corp. - Class A	74,350	4,147,987
Mohawk Industries, Inc. (b)	15,792	2,153,713
Newell Brands, Inc.	101,228	1,945,602
NVR, Inc. (b)	923	3,515,162
PulteGroup, Inc. (a)	67,671	2,625,635
Whirlpool Corp.	16,789	2,476,881

		27,085,267

Household Products—1.7%
Church & Dwight Co., Inc.	65,190	4,585,465
Clorox Co. (The) (a)	33,340	5,119,024
Colgate-Palmolive Co. (a)	227,673	15,673,009
Kimberly-Clark Corp.	91,066	12,526,128
Procter & Gamble Co. (The)	662,480	82,743,752

		120,647,378

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	176,362	3,509,604
NRG Energy, Inc.	66,835	2,656,691

		6,166,295

Industrial Conglomerates—1.3%
3M Co.	152,762	26,950,272
General Electric Co.	2,320,062	25,891,892
Honeywell International, Inc.	189,815	33,597,255
Roper Technologies, Inc. (a)	27,643	9,791,980

		96,231,399

Insurance—2.3%
Aflac, Inc.	194,991	10,315,024
Allstate Corp. (The)	86,058	9,677,222
American International Group, Inc.	231,102	11,862,466
Aon plc	62,198	12,955,221
Arthur J. Gallagher & Co. (a)	49,549	4,718,551
Assurant, Inc.	16,108	2,111,437
Chubb, Ltd.	120,393	18,740,374
Cincinnati Financial Corp. (a)	40,362	4,244,064
Everest Re Group, Ltd.	10,834	2,999,285
Globe Life, Inc. (a)	26,465	2,785,441
Hartford Financial Services Group, Inc. (The)	95,745	5,818,424
Lincoln National Corp.	52,686	3,109,001
Loews Corp. (a)	67,952	3,566,800
Marsh & McLennan Cos., Inc.	134,065	14,936,182
MetLife, Inc. (c)	207,654	10,584,124
Principal Financial Group, Inc.	68,599	3,772,945
Progressive Corp. (The)	155,306	11,242,601
Prudential Financial, Inc.	106,791	10,010,588
Travelers Cos., Inc. (The)	68,567	9,390,251
Unum Group	54,794	1,597,793
W.R. Berkley Corp.	38,546	2,663,529
Willis Towers Watson plc	34,155	6,897,261

		163,998,584

Interactive Media & Services—4.9%
Alphabet, Inc. - Class A (b)	79,596	106,610,087
Alphabet, Inc. - Class C (b) (d)	79,400	106,159,388
Facebook, Inc. - Class A (b)	639,277	131,211,604
Twitter, Inc. (b)	206,238	6,609,928

		350,591,007

Internet & Direct Marketing Retail—3.3%
Amazon.com, Inc. (b)	110,635	204,435,778
Booking Holdings, Inc. (b)	11,119	22,835,424
eBay, Inc.	203,145	7,335,566
Expedia Group, Inc.	37,123	4,014,481

		238,621,249

IT Services—5.3%
Accenture plc - Class A	168,704	35,524,001
Akamai Technologies, Inc. (b)	42,929	3,708,207
Alliance Data Systems Corp.	10,889	1,221,746
Automatic Data Processing, Inc.	114,946	19,598,293

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Broadridge Financial Solutions, Inc.	30,455	$3,762,411
Cognizant Technology Solutions Corp. - Class A	145,460	9,021,429
DXC Technology Co.	68,005	2,556,308
Fidelity National Information Services, Inc.	163,268	22,708,946
Fiserv, Inc. (b)	151,715	17,542,805
FleetCor Technologies, Inc. (b)	23,054	6,633,097
Gartner, Inc. (b)	23,763	3,661,878
Global Payments, Inc.	79,840	14,575,590
International Business Machines Corp.	235,269	31,535,457
Jack Henry & Associates, Inc.	20,438	2,977,203
Leidos Holdings, Inc.	35,350	3,460,412
MasterCard, Inc. - Class A	235,825	70,414,987
Paychex, Inc.	84,628	7,198,458
PayPal Holdings, Inc. (b)	311,923	33,740,711
VeriSign, Inc. (b)	27,447	5,288,488
Visa, Inc. - Class A (a)	454,749	85,447,337
Western Union Co. (The)	111,375	2,982,623

		383,560,387

Leisure Products—0.0%
Hasbro, Inc. (a)	33,805	3,570,146

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	82,210	7,013,335
Illumina, Inc. (b)	39,051	12,954,779
IQVIA Holdings, Inc. (b)	47,938	7,406,900
Mettler-Toledo International, Inc. (a) (b)	6,470	5,132,522
PerkinElmer, Inc. (a)	29,514	2,865,809
Thermo Fisher Scientific, Inc.	106,523	34,606,127
Waters Corp. (a) (b)	17,117	3,999,387

		73,978,859

Machinery—1.6%
Caterpillar, Inc.	146,813	21,681,344
Cummins, Inc.	40,699	7,283,493
Deere & Co.	83,646	14,492,506
Dover Corp.	38,590	4,447,884
Flowserve Corp.	34,762	1,730,105
Fortive Corp.	78,501	5,996,691
IDEX Corp.	20,205	3,475,260
Illinois Tool Works, Inc.	77,697	13,956,712
Ingersoll-Rand plc	63,649	8,460,225
PACCAR, Inc. (a)	91,881	7,267,787
Parker-Hannifin Corp.	34,127	7,024,019
Pentair plc	44,653	2,048,233
Snap-on, Inc. (a)	14,570	2,468,158
Stanley Black & Decker, Inc.	40,382	6,692,913
Westinghouse Air Brake Technologies Corp. (a)	48,374	3,763,497
Xylem, Inc.	47,837	3,769,077

		114,557,904

Media—1.4%
Charter Communications, Inc. - Class A (a) (b)	41,651	20,204,067
Comcast Corp. - Class A	1,205,996	54,233,640
Discovery, Inc. - Class A (a) (b)	42,009	1,375,375
Discovery, Inc. - Class C (b)	89,103	2,716,751

Media—(Continued)
DISH Network Corp. - Class A (b)	67,737	2,402,631
Fox Corp. - Class A	94,175	3,491,067
Fox Corp. - Class B	43,132	1,570,005
Interpublic Group of Cos., Inc. (The) (a)	103,000	2,379,300
News Corp. - Class A	103,219	1,459,517
News Corp. - Class B	32,349	469,384
Omnicom Group, Inc. (a)	57,840	4,686,197
ViacomCBS, Inc. - Class B (a)	143,556	6,025,045

		101,012,979

Metals & Mining—0.3%
Freeport-McMoRan, Inc.	385,434	5,056,894
Newmont Goldcorp Corp.	217,789	9,462,932
Nucor Corp.	80,548	4,533,242

		19,053,068

Multi-Utilities—1.1%
Ameren Corp.	65,357	5,019,418
CenterPoint Energy, Inc.	133,420	3,638,363
CMS Energy Corp.	75,402	4,738,262
Consolidated Edison, Inc.	88,309	7,989,315
Dominion Energy, Inc.	218,654	18,108,924
DTE Energy Co.	51,032	6,627,526
NiSource, Inc.	99,231	2,762,591
Public Service Enterprise Group, Inc.	134,345	7,933,072
Sempra Energy	74,885	11,343,580
WEC Energy Group, Inc. (a)	83,795	7,728,413

		75,889,464

Multiline Retail—0.5%
Dollar General Corp.	67,634	10,549,551
Dollar Tree, Inc. (a) (b)	62,869	5,912,830
Kohl’s Corp. (a)	41,592	2,119,112
Macy’s, Inc. (a)	82,085	1,395,445
Nordstrom, Inc. (a)	28,457	1,164,745
Target Corp.	134,614	17,258,861

		38,400,544

Oil, Gas & Consumable Fuels—3.9%
Apache Corp.	99,893	2,556,262
Cabot Oil & Gas Corp.	108,365	1,886,635
Chevron Corp. (a)	502,309	60,533,258
Cimarex Energy Co. (a)	27,045	1,419,592
Concho Resources, Inc.	53,403	4,676,501
ConocoPhillips	291,488	18,955,465
Devon Energy Corp. (a)	102,806	2,669,872
Diamondback Energy, Inc. (a)	42,807	3,975,058
EOG Resources, Inc.	154,545	12,944,689
Exxon Mobil Corp.	1,123,990	78,432,022
Hess Corp.	68,803	4,596,728
HollyFrontier Corp.	39,443	2,000,154
Kinder Morgan, Inc.	517,450	10,954,416
Marathon Oil Corp. (a)	212,500	2,885,750
Marathon Petroleum Corp.	172,492	10,392,643
Noble Energy, Inc. (a)	127,059	3,156,146

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Occidental Petroleum Corp.	237,309	$9,779,504
ONEOK, Inc.	109,735	8,303,647
Phillips 66	118,043	13,151,171
Pioneer Natural Resources Co.	44,004	6,660,885
Valero Energy Corp.	109,089	10,216,185
Williams Cos., Inc. (The)	321,980	7,637,366

		277,783,949

Personal Products—0.2%
Coty, Inc. - Class A	78,520	883,350
Estee Lauder Cos., Inc. (The) - Class A	59,121	12,210,851

		13,094,201

Pharmaceuticals—4.6%
Allergan plc	87,207	16,671,362
Bristol-Myers Squibb Co.	622,731	39,973,103
Eli Lilly & Co.	224,451	29,499,595
Johnson & Johnson	699,155	101,985,740
Merck & Co., Inc.	676,339	61,513,032
Mylan NV (b)	137,110	2,755,911
Perrigo Co. plc	36,157	1,867,871
Pfizer, Inc.	1,470,136	57,599,928
Zoetis, Inc.	126,528	16,745,981

		328,612,523

Professional Services—0.3%
Equifax, Inc.	32,166	4,507,100
IHS Markit, Ltd. (a) (b)	106,522	8,026,433
Nielsen Holdings plc	94,520	1,918,756
Robert Half International, Inc.	31,230	1,972,174
Verisk Analytics, Inc.	43,532	6,501,069

		22,925,532

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	88,926	5,450,275

Road & Rail—1.0%
CSX Corp.	206,578	14,947,984
J.B. Hunt Transport Services, Inc.	22,650	2,645,067
Kansas City Southern (a)	26,331	4,032,856
Norfolk Southern Corp.	69,267	13,446,803
Old Dominion Freight Line, Inc.	16,964	3,219,428
Union Pacific Corp.	184,414	33,340,207

		71,632,345

Semiconductors & Semiconductor Equipment—4.2%
Advanced Micro Devices, Inc. (b)	295,834	13,566,947
Analog Devices, Inc.	97,839	11,627,187
Applied Materials, Inc.	245,394	14,978,850
Broadcom, Inc.	105,376	33,300,924
Intel Corp.	1,155,575	69,161,164
KLA Corp. (a)	41,918	7,468,530
Lam Research Corp.	38,540	11,269,096
Maxim Integrated Products, Inc.	71,887	4,421,769
Microchip Technology, Inc. (a)	63,484	6,648,044

Semiconductors & Semiconductor Equipment—(Continued)
Micron Technology, Inc. (b)	294,087	15,815,999
NVIDIA Corp.	162,578	38,254,603
Qorvo, Inc. (b)	30,861	3,586,974
QUALCOMM, Inc.	303,330	26,762,806
Skyworks Solutions, Inc.	45,260	5,471,029
Texas Instruments, Inc.	248,322	31,857,229
Xilinx, Inc.	66,802	6,531,232

		300,722,383

Software—7.0%
Adobe, Inc. (b)	128,596	42,412,247
ANSYS, Inc. (b)	22,735	5,852,216
Autodesk, Inc. (b)	58,452	10,723,604
Cadence Design Systems, Inc. (b)	74,539	5,170,025
Citrix Systems, Inc.	32,517	3,606,135
Fortinet, Inc. (b)	37,711	4,026,026
Intuit, Inc.	69,151	18,112,721
Microsoft Corp.	2,026,588	319,592,928
NortonLifeLock, Inc.	152,320	3,887,206
Oracle Corp.	575,519	30,490,997
Salesforce.com, Inc. (b)	235,631	38,323,026
ServiceNow, Inc. (a) (b)	50,102	14,144,797
Synopsys, Inc. (b)	39,935	5,558,952

		501,900,880

Specialty Retail—2.2%
Advance Auto Parts, Inc.	18,399	2,946,784
AutoZone, Inc. (b)	6,330	7,540,992
Best Buy Co., Inc. (a)	60,494	5,311,373
CarMax, Inc. (a) (b)	43,680	3,829,426
Gap, Inc. (The) (a)	56,525	999,362
Home Depot, Inc. (The)	289,779	63,281,938
L Brands, Inc. (a)	61,694	1,117,895
Lowe’s Cos., Inc.	203,613	24,384,693
O’Reilly Automotive, Inc. (b)	20,099	8,808,588
Ross Stores, Inc.	96,093	11,187,147
Tiffany & Co.	28,676	3,832,547
TJX Cos., Inc. (The)	322,144	19,670,113
Tractor Supply Co.	31,449	2,938,594
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	15,185	3,843,931

		159,693,383

Technology Hardware, Storage & Peripherals—4.9%
Apple, Inc.	1,109,530	325,813,485
Hewlett Packard Enterprise Co.	343,750	5,451,875
HP, Inc.	393,669	8,089,898
NetApp, Inc. (a)	60,628	3,774,093
Seagate Technology plc (a)	61,414	3,654,133
Western Digital Corp. (a)	79,005	5,014,447
Xerox Holdings Corp.	49,389	1,820,972

		353,618,903

Textiles, Apparel & Luxury Goods—0.7%
Capri Holdings, Ltd. (a) (b)	40,281	1,536,720
Hanesbrands, Inc. (a)	96,084	1,426,847

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
NIKE, Inc. - Class B	331,006	$33,534,218
PVH Corp.	19,696	2,071,035
Ralph Lauren Corp. (a)	13,212	1,548,711
Tapestry, Inc.	73,302	1,976,955
Under Armour, Inc. - Class A (a) (b)	49,995	1,079,892
Under Armour, Inc. - Class C (a) (b)	51,689	991,395
VF Corp.	86,996	8,670,021

		52,835,794

Tobacco—0.8%
Altria Group, Inc.	496,266	24,768,636
Philip Morris International, Inc.	413,317	35,169,144

		59,937,780

Trading Companies & Distributors—0.2%
Fastenal Co.	152,357	5,629,591
United Rentals, Inc. (a) (b)	19,965	3,329,563
WW Grainger, Inc.	11,591	3,923,785

		12,882,939

Water Utilities—0.1%
American Water Works Co., Inc.	48,023	5,899,626

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (a) (b)	84,094	6,594,651

Total Common Stocks (Cost $3,069,615,480)		7,108,686,119

Mutual Fund—0.7%

Investment Company Security—0.7%
SPDR S&P 500 ETF Trust (Cost $44,925,825)	144,000	46,347,840

Short-Term Investments—0.4%

Discount Note—0.0%
Federal Home Loan Bank 1.570%, 01/23/20 (e)	1,550,000	1,548,635

U.S. Treasury—0.4%
U.S. Treasury Bills
1.434%, 01/21/20 (e)	8,575,000	8,568,347
1.504%, 01/07/20 (e)	17,200,000	17,196,739

		25,765,086

Total Short-Term Investments (Cost $27,312,371)		27,313,721

Securities Lending Reinvestments (f)—5.9%
Security Description	Principal Amount*	Value

Certificates of Deposit—3.9%
ABN AMRO Bank NV 2.120%, 01/10/20	3,000,000	3,000,360
Agricultural Bank of China 2.250%, 01/24/20	6,000,000	6,000,006
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (g)	7,000,000	6,998,971
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (g)	5,000,000	4,999,775
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (g)	5,000,000	4,999,985
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (g)	7,000,000	6,999,377
2.182%, 3M LIBOR + 0.170%, 01/09/20 (g)	9,000,000	9,000,603
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (g)	10,000,000	9,999,400
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (g)	8,000,000	8,004,256
Canadian Imperial Bank of Commerce
1.810%, FEDEFF PRV + 0.260%, 06/10/20 (g)	4,995,929	5,001,050
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (g)	12,000,000	12,014,448
Chiba Bank, Ltd.
1.980%, 01/24/20	2,000,000	2,000,010
2.000%, 01/15/20	2,000,000	2,000,022
2.080%, 02/13/20	5,000,000	5,000,120
China Construction Bank Corp.
2.300%, 01/21/20	5,000,000	5,000,820
2.300%, 01/23/20	5,000,000	5,000,905
2.350%, 01/02/20	5,000,000	5,000,115
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (g)	10,000,000	10,000,560
Credit Industriel et Commercial
Zero Coupon, 05/07/20	9,904,362	9,932,800
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (g)	2,000,000	1,999,994
Credit Suisse AG 2.007%, 3M LIBOR + 0.120%, 03/06/20 (g)	4,600,975	4,600,060
DZ Bank AG
Zero Coupon, 01/21/20	6,962,701	6,992,930
Zero Coupon, 03/10/20	2,968,782	2,988,600
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	5,000,000	5,000,225
2.310%, 03/16/20	5,000,000	5,000,835
KBC Bank NV
Zero Coupon, 02/28/20	4,967,277	4,986,150
2.080%, 03/12/20	5,000,000	5,001,150
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	2,983,920	2,995,830
Mitsubishi UFJ Trust and Banking Corp.
1.965%, 1M LIBOR + 0.180%, 01/23/20 (g)	5,000,000	5,000,105
1.980%, 1M LIBOR + 0.240%, 05/15/20 (g)	3,000,000	3,000,195
Mizuho Bank, Ltd. Zero Coupon, 01/10/20	4,973,752	4,997,650
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (g)	7,000,000	6,999,888
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (g)	7,000,000	6,999,650

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Nationwide Building Society Zero Coupon, 01/08/20	2,996,152	$2,998,740
Norinchukin Bank, New York
Zero Coupon, 01/14/20	994,537	999,330
2.200%, 01/16/20	5,046,169	5,001,025
Royal Bank of Canada New York 1.780%, SOFR + 0.240%, 07/08/20 (g)	5,000,000	4,997,375
Societe Generale
1.900%, FEDEFF PRV + 0.350%, 06/19/20 (g)	4,000,000	3,998,484
2.000%, FEDEFF PRV + 0.450%, 08/14/20 (g)	7,000,000	6,999,972
2.044%, 1M LIBOR + 0.280%, 06/19/20 (g)	4,000,000	4,000,944
Standard Chartered Bank 1.950%, FEDEFF PRV + 0.400%, 03/13/20 (g)	8,000,000	7,999,984
Sumitomo Mitsui Trust Bank, Ltd.
1.955%, 1M LIBOR + 0.170%, 01/21/20 (g)	5,000,000	5,000,095
1.970%, 04/17/20	8,000,000	8,000,528
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	3,956,257	3,990,320
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (g)	3,000,000	2,999,841
2.005%, 1M LIBOR + 0.220%, 07/22/20 (g)	7,000,000	7,000,882
Toronto-Dominion Bank 1.874%, 1M LIBOR + 0.180%, 06/03/20 (g)	5,000,000	5,000,263
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (g)	10,000,000	10,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (g)	15,000,000	14,999,959

		281,504,587

Commercial Paper—0.6%
Bank of China, Ltd. 2.270%, 02/18/20	6,960,275	6,977,957
China Construction Bank Corp.
2.300%, 01/17/20	7,952,978	7,992,320
Landesbank Baden-Württemberg
1.950%, 01/02/20	4,997,563	4,999,535
2.020%, 01/02/20	3,995,287	3,999,628
Mont Blanc Capital, Corp. 2.020%, 03/19/20	2,984,345	2,987,100
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (g)	15,000,000	15,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (g)	2,999,769	2,999,355

		44,955,895

Master Demand Notes—0.2%
Natixis Financial Products LLC
1.770%, OBFR + 0.230%, 01/02/20 (g)	13,000,000	13,000,000
1.790%, OBFR + 0.250%, 01/02/20 (g)	1,000,000	1,000,000

		14,000,000

Repurchase Agreements—1.1%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $11,156,450; collateralized by various Common Stock with an aggregate market value of $12,210,000.	11,100,000	11,100,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $22,623,625; collateralized by various Common Stock with an aggregate market value of $24,752,961.	22,500,000	22,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $20,036,750; collateralized by various Common Stock with an aggregate market value of $22,000,004.	20,000,000	20,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $5,329,926; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $5,436,014.	5,329,423	5,329,423
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $4,100,626; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $4,182,033.	4,100,000	4,100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,400,367; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $2,448,003.	2,400,000	2,400,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $7,510,200; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $7,659,753.	7,509,561	7,509,561
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $5,052,540; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $5,303,118.	5,000,000	5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $3,000,282; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $3,313,119.	3,000,000	$3,000,000

		81,938,984

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 01/02/20	4,000,000	4,000,000

Mutual Fund—0.0%
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (h)	3,000,000	3,000,000

Total Securities Lending Reinvestments (Cost $429,374,618)		429,399,466

Total Investments—105.9% (Cost $3,571,228,294)		7,611,747,146
Other assets and liabilities (net)—(5.9)%		(424,558,078)

Net Assets—100.0%		$7,187,189,068

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $421,585,614 and the collateral received consisted of cash in the amount of $429,180,013. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $26,813,936.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	03/20/20	200	USD	32,311,000	$942,710

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$7,108,686,119	$—	$—	$7,108,686,119
Total Mutual Fund*	46,347,840	—	—	46,347,840
Total Short-Term Investments*	—	27,313,721	—	27,313,721
Securities Lending Reinvestments
Certificates of Deposit	—	281,504,587	—	281,504,587
Commercial Paper	—	44,955,895	—	44,955,895
Master Demand Notes	—	14,000,000	—	14,000,000
Repurchase Agreements	—	81,938,984	—	81,938,984
Time Deposit	—	4,000,000	—	4,000,000
Mutual Fund	3,000,000	—	—	3,000,000
Total Securities Lending Reinvestments	3,000,000	426,399,466	—	429,399,466
Total Investments	$7,158,033,959	$453,713,187	$—	$7,611,747,146

Collateral for Securities Loaned (Liability)	$—	$(429,180,013)	$—	$(429,180,013)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$942,710	$—	$—	$942,710

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$7,601,163,022
Affiliated investments at value (c)	10,584,124
Cash	53,577
Receivable for:
Investments sold	6,747,158
Fund shares sold	317,726
Dividends	7,396,514
Variation margin on futures contracts	77,000
Prepaid expenses	19,466

Total Assets	7,626,358,587
Liabilities
Collateral for securities loaned	429,180,013
Payables for:
Fund shares redeemed	7,191,736
Accrued Expenses:
Management fees	1,435,136
Distribution and service fees	457,041
Deferred trustees’ fees	160,097
Other expenses	745,496

Total Liabilities	439,169,519

Net Assets	$7,187,189,068

Net Assets Consist of:
Paid in surplus	$2,678,138,377
Distributable earnings (Accumulated losses)	4,509,050,691

Net Assets	$7,187,189,068

Net Assets
Class A	$4,933,608,574
Class B	2,043,233,313
Class D	48,344,037
Class E	140,155,100
Class G	21,848,044
Capital Shares Outstanding*
Class A	88,059,153
Class B	38,166,616
Class D	865,521
Class E	2,522,593
Class G	409,241
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$56.03
Class B	53.53
Class D	55.86
Class E	55.56
Class G	53.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,563,658,014.
(b)	Includes securities loaned at value of $421,585,614.
(c)	Identified cost of affiliated investments was $7,570,280.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$147,149,178
Dividends from affiliated investments	444,636
Interest	598,565
Securities lending income	2,116,991

Total investment income	150,309,370
Expenses
Management fees	16,970,563
Administration fees	237,024
Custodian and accounting fees	315,694
Distribution and service fees—Class B	4,899,607
Distribution and service fees—Class D	47,561
Distribution and service fees—Class E	203,826
Distribution and service fees—Class G	60,452
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	445,847
Insurance	45,442
Miscellaneous	720,921

Total expenses	24,095,106
Less management fee waiver	(843,234)

Net expenses	23,251,872

Net Investment Income	127,057,498

Net Realized and Unrealized Gain
Net realized gain on :
Investments	435,419,300
Affiliated investments	1,352,311
Futures contracts	5,416,839

Net realized gain	442,188,450

Net change in unrealized appreciation on:
Investments	1,240,574,585
Affiliated investments	1,386,118
Futures contracts	1,995,115

Net change in unrealized appreciation	1,243,955,818

Net realized and unrealized gain	1,686,144,268

Net Increase in Net Assets From Operations	$1,813,201,766

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$127,057,498	$126,568,671
Net realized gain	442,188,450	526,196,181
Net change in unrealized appreciation (depreciation)	1,243,955,818	(918,930,668)

Increase (decrease) in net assets from operations	1,813,201,766	(266,165,816)

From Distributions to Shareholders
Class A	(441,724,208)	(345,323,756)
Class B	(189,695,166)	(151,903,972)
Class D	(4,576,782)	(3,829,769)
Class E	(12,911,335)	(10,642,785)
Class G	(1,993,784)	(1,367,706)

Total distributions	(650,901,275)	(513,067,988)

Decrease in net assets from capital share transactions	(58,970,414)	(251,123,564)

Total increase (decrease) in net assets	1,103,330,077	(1,030,357,368)

Net Assets
Beginning of period	6,083,858,991	7,114,216,359

End of period	$7,187,189,068	$6,083,858,991

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	2,237,267	$116,341,702	2,439,630	$125,872,646
Reinvestments	8,927,328	441,724,208	6,665,195	345,323,756
Redemptions	(10,258,321)	(538,138,583)	(11,144,179)	(591,671,377)

Net increase (decrease)	906,274	$19,927,327	(2,039,354)	$(120,474,975)

Class B
Sales	1,897,366	$94,207,274	2,102,037	$104,947,642
Reinvestments	4,007,080	189,695,166	3,051,506	151,903,972
Redemptions	(6,984,634)	(351,748,239)	(7,227,146)	(369,794,918)

Net decrease	(1,080,188)	$(67,845,799)	(2,073,603)	$(112,943,304)

Class D
Sales	11,277	$605,496	53,658	$2,925,553
Reinvestments	92,741	4,576,782	74,091	3,829,769
Redemptions	(196,147)	(10,153,617)	(240,446)	(12,910,665)

Net decrease	(92,129)	$(4,971,339)	(112,697)	$(6,155,343)

Class E
Sales	44,309	$2,271,550	51,228	$2,619,302
Reinvestments	262,906	12,911,335	206,857	10,642,785
Redemptions	(454,245)	(23,593,244)	(460,536)	(24,371,905)

Net decrease	(147,030)	$(8,410,359)	(202,451)	$(11,109,818)

Class G
Sales	51,690	$2,603,527	7,719	$389,067
Reinvestments	42,223	1,993,784	27,525	1,367,706
Redemptions	(45,368)	(2,267,555)	(42,916)	(2,196,897)

Net increase (decrease)	48,545	$2,329,756	(7,672)	$(440,124)

Decrease derived from capital shares transactions		$(58,970,414)		$(251,123,564)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$47.25	$53.40	$46.03	$44.04	$46.21

Income (Loss) from Investment Operations
Net investment income (a)	1.02	1.01	0.92	0.89	0.85
Net realized and unrealized gain (loss)	13.01	(3.11)	8.74	3.98	(0.26)

Total income (loss) from investment operations	14.03	(2.10)	9.66	4.87	0.59

Less Distributions
Distributions from net investment income	(1.17)	(0.98)	(0.89)	(0.90)	(0.81)
Distributions from net realized capital gains	(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(5.25)	(4.05)	(2.29)	(2.88)	(2.76)

Net Asset Value, End of Period	$56.03	$47.25	$53.40	$46.03	$44.04

Total Return (%) (b)	31.15	(4.60)	21.54	11.67	1.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.27	0.27
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.26	0.26	0.26
Ratio of net investment income to average net assets (%)	1.95	1.90	1.86	2.02	1.88
Portfolio turnover rate (%)	12	14	11	8	9
Net assets, end of period (in millions)	$4,933.6	$4,117.9	$4,762.6	$4,347.5	$4,108.5

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$45.34	$51.39	$44.37	$42.55	$44.73

Income (Loss) from Investment Operations
Net investment income (a)	0.85	0.84	0.77	0.75	0.71
Net realized and unrealized gain (loss)	12.45	(2.97)	8.42	3.84	(0.25)

Total income (loss) from investment operations	13.30	(2.13)	9.19	4.59	0.46

Less Distributions
Distributions from net investment income	(1.03)	(0.85)	(0.77)	(0.79)	(0.69)
Distributions from net realized capital gains	(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(5.11)	(3.92)	(2.17)	(2.77)	(2.64)

Net Asset Value, End of Period	$53.53	$45.34	$51.39	$44.37	$42.55

Total Return (%) (b)	30.80	(4.83)	21.23	11.38	0.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.52	0.52
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.70	1.65	1.61	1.77	1.63
Portfolio turnover rate (%)	12	14	11	8	9
Net assets, end of period (in millions)	$2,043.2	$1,779.4	$2,123.5	$1,988.2	$1,892.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$47.11	$53.24	$45.90	$43.93	$46.10

Income (Loss) from Investment Operations
Net investment income (a)	0.96	0.95	0.87	0.84	0.80
Net realized and unrealized gain (loss)	12.98	(3.09)	8.71	3.97	(0.26)

Total income (loss) from investment operations	13.94	(2.14)	9.58	4.81	0.54

Less Distributions
Distributions from net investment income	(1.11)	(0.92)	(0.84)	(0.86)	(0.76)
Distributions from net realized capital gains	(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(5.19)	(3.99)	(2.24)	(2.84)	(2.71)

Net Asset Value, End of Period	$55.86	$47.11	$53.24	$45.90	$43.93

Total Return (%) (b)	31.03	(4.69)	21.41	11.54	1.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.38	0.38	0.37	0.37
Net ratio of expenses to average net assets (%) (c)	0.37	0.37	0.36	0.36	0.36
Ratio of net investment income to average net assets (%)	1.85	1.80	1.77	1.92	1.76
Portfolio turnover rate (%)	12	14	11	8	9
Net assets, end of period (in millions)	$48.3	$45.1	$57.0	$64.3	$84.1

	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$46.88	$53.01	$45.71	$43.75	$45.92

Income (Loss) from Investment Operations
Net investment income (a)	0.93	0.92	0.84	0.81	0.78
Net realized and unrealized gain (loss)	12.91	(3.08)	8.68	3.97	(0.26)

Total income (loss) from investment operations	13.84	(2.16)	9.52	4.78	0.52

Less Distributions
Distributions from net investment income	(1.08)	(0.90)	(0.82)	(0.84)	(0.74)
Distributions from net realized capital gains	(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(5.16)	(3.97)	(2.22)	(2.82)	(2.69)

Net Asset Value, End of Period	$55.56	$46.88	$53.01	$45.71	$43.75

Total Return (%) (b)	30.93	(4.72)	21.35	11.50	1.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.42	0.42
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.41	0.41	0.41
Ratio of net investment income to average net assets (%)	1.80	1.75	1.71	1.87	1.73
Portfolio turnover rate (%)	12	14	11	8	9
Net assets, end of period (in millions)	$140.2	$125.2	$152.3	$144.2	$143.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$45.24	$51.30	$44.29	$42.48	$44.64

Income (Loss) from Investment Operations
Net investment income (a)	0.82	0.82	0.75	0.73	0.70
Net realized and unrealized gain (loss)	12.44	(2.98)	8.40	3.83	(0.24)

Total income (loss) from investment operations	13.26	(2.16)	9.15	4.56	0.46

Less Distributions
Distributions from net investment income	(1.03)	(0.83)	(0.74)	(0.77)	(0.67)
Distributions from net realized capital gains	(4.08)	(3.07)	(1.40)	(1.98)	(1.95)

Total distributions	(5.11)	(3.90)	(2.14)	(2.75)	(2.62)

Net Asset Value, End of Period	$53.39	$45.24	$51.30	$44.29	$42.48

Total Return (%) (b)	30.77	(4.89)	21.18	11.32	0.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.57	0.57
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.65	1.60	1.57	1.72	1.64
Portfolio turnover rate (%)	12	14	11	8	9
Net assets, end of period (in millions)	$21.8	$16.3	$18.9	$14.0	$8.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $81,938,984. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$942,710

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$5,416,839

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,995,115

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$30,725,308

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$817,749,597	$0	$1,390,669,514

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $16,970,563.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2019 were $514,411.

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019	Income earned from affiliates during the period	Number of shares held at December 31, 2019
Brighthouse Financial, Inc.	$1,028,852	$—	$(1,253,104)	$(221,359)	$445,611	$—	$—	—
MetLife, Inc.	11,532,358	—	(3,462,411)	1,573,670	940,507	10,584,124	444,636	207,654

	$12,561,210	$—	$(4,715,515)	$1,352,311	$1,386,118	$10,584,124	$444,636

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$3,663,885,990

Gross unrealized appreciation	4,089,377,266
Gross unrealized depreciation	(141,516,110)

Net unrealized appreciation (depreciation)	$3,947,861,156

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$140,891,943	$135,078,703	$510,009,332	$377,989,285	$650,901,275	$513,067,988

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$140,435,638	$420,913,994	$3,947,861,156	$—	$4,509,210,788

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-26

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-28

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-29

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-30

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, and equal to the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and Sub-advised Expense Universe median, and equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-31

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, E and F shares of the MFS Total Return Portfolio returned 20.37%, 20.07%, 20.19%, and 20.13%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 31.49% and 8.72%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 22.18%.

MARKET ENVIRONMENT / CONDITIONS

Fading fears of a near-term global recession, the announcement of a partial trade deal between the U.S. and China and decline in Brexit (the U.K. proposal to leave the European Union) uncertainty helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the U.S. and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (the “Fed”) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the U.S. Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further—sending them deeper into negative territory—restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the U.S. and China over much of the year, emerging market hard currency debt and local rates benefitted from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors plus the fading of certain global risk factors mentioned above hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the blended benchmark for the one-year period ended December 31, 2019. Overall, the equity portion of the Portfolio underperformed the S&P 500 Index while the fixed income portion outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, an underweight position and stock selection within the Information Technology (“IT”) sector detracted from performance relative to the S&P 500 Index. Here, the Portfolio’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft held back relative returns. Additionally, an overweight position in IT company DXC Technology and not owning shares of debit and credit transaction processing company Mastercard hurt relative returns.

Security selection and, to a lesser extent, an overweight position in the Health Care sector also hindered relative performance led by overweight positions in pharmaceutical giant Pfizer and health care provider Humana.

Elsewhere, an underweight position in social networking service provider Facebook, overweight positions in property and casualty insurer Travelers Companies and utility services provider Exelon, and holdings of natural gas transmission and storage services provider Equitrans Midstream hindered relative results.

Within the fixed income portion of the Portfolio, the Portfolio’s shorter duration stance detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates fell during the period. In addition, an overweight in Commercial Mortgage-Backed Securities (“CMBS”) and an underweight in non-U.S. sovereigns were modestly negative for relative return.

Within the equity portion of the Portfolio, stock selection in the Financials sector contributed to performance relative to the S&P 500 Index. Here, not owning shares of insurance and investment firm Berkshire Hathaway, overweight positions in diversified financial services firm Citigroup and global financial services firm JPMorgan Chase as well as holdings of electronic brokerage firm TD Ameritrade bolstered relative results.

Security selection in both the Industrials and Consumer Discretionary sectors also supported relative returns. Within the Industrials sector, an underweight position in aerospace company Boeing aided relative performance. Within the Consumer Discretionary sector, an underweight position in internet retailer Amazon.com helped in relative terms.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

In other sectors, overweight positions in IT servicing firm Accenture and healthcare equipment manufacturer Danaher contributed to relative performance. Additionally, not owing shares of pharmaceutical company Abbvie and holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) supported relative returns.

Within the fixed income portion of the Portfolio, a lesser-than-benchmark exposure to the Treasury sector and a greater exposure to the Industrials sector boosted performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Additionally, strong security selection within the Industrials sector further supported relative results. Positioning in Financials and Utilities was also additive to relative return, making overall positioning in corporate bonds the largest contributor to outperformance in the fixed income portion of the Portfolio. Security selection added value elsewhere in the fixed income allocation, with the Mortgage-Backed Securities (“MBS”) sector being one example.

Over the trailing twelve-months ending December 31, 2019, the equity Portfolio increased its relative exposure to Financials, Industrials and Consumer Discretionary. In contrast, the equity Portfolio reduced its relative weighting to IT, Consumer Staples and Materials. At the end of the period, the equity Portfolio was most overweight Financials, Industrials and Health Care and most underweight IT, Communication Services and Consumer Discretionary.

Over the last twelve-months, the fixed income Portfolio remained overweight investment grade Corporates and Structured Debt (e.g., CMBS, Asset-Backed Securities, Collateralized Loan Obligations, MBS) and underweight Treasuries. Year-over-year, we modestly increased the Portfolio’s aggregate risk in Corporates and Structured Debt as measured by spread duration. We added to Corporates in the first quarter of 2019 on attractive valuation, funding the increase in part by reducing exposure to Structured Debt. In the second quarter, we broadly reduced Credit Risk. In the latter half of the year, as market technicals improved relative value in Structured Debt, we added exposure to both Corporates and Structured Debt, with an emphasis on the latter.

Brooks Taylor

Steven Gorham

Nevin Chitkara^

Joshua Marston

Jonathan Sage

Robert Persons

Johnathon Munko^

Henry Peabody^

Alexander Mackey^

Portfolio Managers

Massachusetts Financial Services Company

^ Johnathon Munko, Henry Peabody and Alexander Mackey joined the portfolio management team effective December 31, 2019. Nevin Chitkara relinquished his portfolio management duties for the Portfolio effective December 31, 2019.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX & THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	20.37	6.86	8.52
Class B	20.07	6.60	8.25
Class E	20.19	6.70	8.36
Class F	20.13	6.65	8.31
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75
S&P 500 Index	31.49	11.70	13.56
Blended Index	22.18	8.37	9.77

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Equity Sectors

% of Net Assets
Financials	14.8
Health Care	9.9
Industrials	8.6
Information Technology	7.7
Consumer Staples	4.6

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	1.8
Comcast Corp.	1.6
Microsoft Corp.	1.5
Citigroup, Inc.	1.3
Johnson & Johnson	1.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.1
Corporate Bonds & Notes	11.3
Mortgage-Backed Securities	3.0
Asset-Backed Securities	2.0
Municipals	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	6.0
Fannie Mae 30 Yr. Pool	3.9
U.S. Treasury Bonds	3.3
Ginnie Mae II 30 Yr. Pool	2.8
Uniform Mortgage-Backed Securities	2.7

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A	Actual	0.63%	$1,000.00	$1,066.70	$3.28
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B	Actual	0.88%	$1,000.00	$1,065.40	$4.58
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E	Actual	0.78%	$1,000.00	$1,065.90	$4.06
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class F	Actual	0.83%	$1,000.00	$1,065.70	$4.32
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—60.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
L3Harris Technologies, Inc. (a)	5,488	$1,085,911
Lockheed Martin Corp.	7,806	3,039,500
Northrop Grumman Corp.	8,895	3,059,613
United Technologies Corp.	35,491	5,315,132

		12,500,156

Airlines—0.1%
Delta Air Lines, Inc. (a)	18,746	1,096,266

Auto Components—0.9%
Aptiv plc	14,535	1,380,389
Lear Corp. (a)	34,698	4,760,566
Magna International, Inc.	12,310	674,962

		6,815,917

Automobiles—0.0%
Harley-Davidson, Inc. (a)	4,329	160,996

Banks—7.1%
Bank of America Corp.	218,195	7,684,828
BNP Paribas S.A.	7,788	463,598
Citigroup, Inc.	126,811	10,130,931
Intesa Sanpaolo S.p.A.	263,038	693,403
JPMorgan Chase & Co.	99,680	13,895,392
PNC Financial Services Group, Inc. (The)	27,392	4,372,585
Sumitomo Mitsui Financial Group, Inc.	10,000	368,122
Truist Financial Corp.	107,292	6,042,685
U.S. Bancorp	90,626	5,373,215
Wells Fargo & Co.	95,004	5,111,215

		54,135,974

Beverages—0.8%
Coca-Cola European Partners plc	16,600	844,608
Diageo plc	81,646	3,440,535
PepsiCo, Inc.	14,269	1,950,144

		6,235,287

Building Products—0.9%
Johnson Controls International plc	127,502	5,190,606
Masco Corp.	36,131	1,733,927

		6,924,533

Capital Markets—4.0%
Bank of New York Mellon Corp. (The)	26,552	1,336,362
BlackRock, Inc.	5,583	2,806,574
Blackstone Group, Inc. (The) - Class A (a)	50,301	2,813,838
Charles Schwab Corp. (The)	40,511	1,926,703
Goldman Sachs Group, Inc. (The)	33,953	7,806,813
Invesco, Ltd.	107,209	1,927,618
Moody’s Corp. (a)	5,183	1,230,496
Morgan Stanley (a)	26,627	1,361,172
Nasdaq, Inc.	16,982	1,818,772
State Street Corp. (a)	34,382	2,719,616
T. Rowe Price Group, Inc.	15,508	1,889,495

Capital Markets—(Continued)
TD Ameritrade Holding Corp. (a)	61,808	3,071,858

		30,709,317

Chemicals—1.6%
Axalta Coating Systems, Ltd. (b)	39,110	1,188,944
Corteva, Inc.	20,316	600,541
DuPont de Nemours, Inc.	40,608	2,607,034
PPG Industries, Inc.	45,143	6,026,139
Sherwin-Williams Co. (The) (a)	2,926	1,707,438

		12,130,096

Commercial Services & Supplies—0.1%
Transcontinental, Inc. - Class A	35,039	428,223

Communications Equipment—0.1%
Cisco Systems, Inc.	16,512	791,916

Consumer Finance—0.2%
American Express Co.	9,232	1,149,292
Synchrony Financial	18,489	665,789

		1,815,081

Diversified Telecommunication Services—0.5%
Verizon Communications, Inc.	58,325	3,581,155

Electric Utilities—2.2%
Duke Energy Corp.	56,527	5,155,828
Exelon Corp.	81,121	3,698,306
FirstEnergy Corp.	43,918	2,134,415
NextEra Energy, Inc.	2,095	507,325
Southern Co. (The)	64,534	4,110,816
Xcel Energy, Inc.	11,672	741,055

		16,347,745

Electrical Equipment—1.1%
Eaton Corp. plc	77,224	7,314,657
Regal-Beloit Corp.	4,632	396,546
Schneider Electric SE	4,694	482,863

		8,194,066

Electronic Equipment, Instruments & Components—0.3%
Hitachi, Ltd.	53,600	2,257,741

Energy Equipment & Services—0.1%
Schlumberger, Ltd.	11,431	459,526

Entertainment—0.2%
Electronic Arts, Inc. (b)	10,882	1,169,924

Equity Real Estate Investment Trusts—1.2%
Brixmor Property Group, Inc.	29,956	647,349
EPR Properties (a)	22,702	1,603,669
Medical Properties Trust, Inc.	75,158	1,586,585
Public Storage	5,440	1,158,503
Simon Property Group, Inc.	6,158	917,296

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
STORE Capital Corp. (a)	77,408	$2,882,674

		8,796,076

Food & Staples Retailing—0.1%
U.S. Foods Holding Corp. (b)	11,396	477,378

Food Products—1.7%
Archer-Daniels-Midland Co.	40,805	1,891,312
Danone S.A.	17,881	1,484,188
General Mills, Inc.	28,812	1,543,171
Ingredion, Inc. (a)	13,239	1,230,565
J.M. Smucker Co. (The)	16,040	1,670,245
Mondelez International, Inc. - Class A	17,983	990,503
Nestle S.A.	36,952	4,003,252

		12,813,236

Health Care Equipment & Supplies—2.7%
Abbott Laboratories	55,498	4,820,556
Danaher Corp.	48,796	7,489,210
Medtronic plc	62,555	7,096,865
Zimmer Biomet Holdings, Inc.	9,627	1,440,970

		20,847,601

Health Care Providers & Services—1.8%
Cigna Corp.	28,125	5,751,281
HCA Healthcare, Inc.	30,694	4,536,880
McKesson Corp.	26,934	3,725,511

		14,013,672

Hotels, Restaurants & Leisure—0.7%
Chipotle Mexican Grill, Inc. (b)	1,236	1,034,668
Marriott International, Inc. - Class A	7,035	1,065,310
Starbucks Corp.	36,754	3,231,412

		5,331,390

Household Durables—0.2%
Whirlpool Corp.	12,173	1,795,883

Household Products—0.9%
Colgate-Palmolive Co.	25,438	1,751,152
Kimberly-Clark Corp.	22,983	3,161,312
Procter & Gamble Co. (The)	2,725	340,352
Reckitt Benckiser Group plc	15,574	1,264,702

		6,517,518

Industrial Conglomerates—1.3%
3M Co.	18,528	3,268,710
Honeywell International, Inc.	38,743	6,857,511

		10,126,221

Insurance—3.4%
Aon plc	30,237	6,298,065
Chubb, Ltd.	39,391	6,131,603
Marsh & McLennan Cos., Inc.	20,664	2,302,176

Insurance—(Continued)
Prudential Financial, Inc.	17,119	1,604,735
Travelers Cos., Inc. (The)	51,297	7,025,124
Zurich Insurance Group AG	5,688	2,332,877

		25,694,580

Interactive Media & Services—0.4%
Alphabet, Inc. - Class A (b)	1,773	2,374,738
Facebook, Inc. - Class A (b)	2,284	468,791

		2,843,529

Internet & Direct Marketing Retail—0.1%
Amazon.com, Inc. (b)	542	1,001,529

IT Services—2.4%
Accenture plc - Class A	33,120	6,974,078
Amdocs, Ltd.	21,534	1,554,539
Cognizant Technology Solutions Corp. - Class A	9,594	595,020
Fidelity National Information Services, Inc.	24,395	3,393,101
Fiserv, Inc. (b)	37,058	4,285,017
Visa, Inc. - Class A (a)	8,117	1,525,184

		18,326,939

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	17,396	5,651,439

Machinery—1.9%
AGCO Corp.	34,807	2,688,841
Cummins, Inc.	5,260	941,330
Deere & Co.	6,059	1,049,782
Illinois Tool Works, Inc.	27,004	4,850,728
Ingersoll-Rand plc	12,152	1,615,244
Stanley Black & Decker, Inc.	20,019	3,317,949

		14,463,874

Media—1.7%
Comcast Corp. - Class A	266,662	11,991,790
Omnicom Group, Inc. (a)	11,636	942,749

		12,934,539

Metals & Mining—0.2%
Rio Tinto plc	31,158	1,851,314

Multi-Utilities—0.5%
Public Service Enterprise Group, Inc. (a)	20,674	1,220,800
Sempra Energy	8,299	1,257,133
WEC Energy Group, Inc. (a)	10,962	1,011,025

		3,488,958

Multiline Retail—0.8%
Dollar Tree, Inc. (a) (b)	11,588	1,089,851
Target Corp.	38,876	4,984,292

		6,074,143

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—3.2%
BP plc	306,471	$1,923,824
Chevron Corp.	21,966	2,647,123
Enbridge, Inc.	17,816	708,542
Eni S.p.A.	111,048	1,725,555
Enterprise Products Partners L.P.	95,745	2,696,179
EOG Resources, Inc.	24,458	2,048,602
EQT Midstream Partners L.P.	22,783	681,440
Equitrans Midstream Corp. (a)	60,924	813,945
Exxon Mobil Corp.	35,019	2,443,626
Hess Corp.	15,965	1,066,622
MPLX L.P.	19,575	498,379
Noble Energy, Inc. (a)	31,899	792,371
Phillips 66	4,935	549,808
Pioneer Natural Resources Co.	8,977	1,358,848
Plains GP Holdings L.P. - Class A (b)	41,865	793,342
Suncor Energy, Inc.	38,742	1,269,770
Valero Energy Corp.	21,304	1,995,120

		24,013,096

Pharmaceuticals—4.5%
Bayer AG	23,937	1,956,610
Bristol-Myers Squibb Co.	39,669	2,546,353
Elanco Animal Health, Inc. (b)	45,171	1,330,286
Eli Lilly & Co.	32,635	4,289,218
Johnson & Johnson	64,064	9,345,016
Merck & Co., Inc.	19,220	1,748,059
Novartis AG	3,669	347,610
Pfizer, Inc.	229,956	9,009,676
Roche Holding AG	11,814	3,830,784

		34,403,612

Professional Services—0.3%
Equifax, Inc.	14,802	2,074,056

Road & Rail—1.2%
Canadian National Railway Co.	9,398	850,049
Union Pacific Corp.	46,335	8,376,905

		9,226,954

Semiconductors & Semiconductor Equipment—2.1%
Analog Devices, Inc.	8,334	990,413
Applied Materials, Inc.	27,376	1,671,031
Intel Corp.	27,260	1,631,511
Marvell Technology Group, Ltd.	38,735	1,028,802
Maxim Integrated Products, Inc.	19,177	1,179,577
NXP Semiconductors NV	5,603	713,038
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	63,894	3,712,241
Texas Instruments, Inc.	40,414	5,184,712

		16,111,325

Software—2.1%
Adobe, Inc. (b)	8,639	2,849,228
Microsoft Corp.	72,977	11,508,473

Software—(Continued)
Oracle Corp.	25,352	1,343,149

		15,700,850

Specialty Retail—0.2%
Best Buy Co., Inc. (a)	7,202	632,336
Tractor Supply Co.	7,466	697,623

		1,329,959

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	16,403	4,816,741

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc. (a)	7,684	114,107
LVMH Moet Hennessy Louis Vuitton SE	2,972	1,384,153
NIKE, Inc. - Class B	14,975	1,517,117

		3,015,377

Tobacco—1.2%
Altria Group, Inc.	14,270	712,216
British American Tobacco plc	29,419	1,253,403
Japan Tobacco, Inc.	54,600	1,217,203
Philip Morris International, Inc.	68,571	5,834,707

		9,017,529

Total Common Stocks (Cost $327,470,551)		458,513,237

U.S. Treasury & Government Agencies—24.1%

Agency Sponsored Mortgage - Backed—14.7%
Fannie Mae 15 Yr. Pool
2.500%, 11/01/31	45,722	46,305
3.000%, 11/01/28	126,461	130,390
3.000%, 09/01/30	84,117	86,582
3.000%, 12/01/31	981,198	1,012,767
3.000%, 08/01/33	92,089	94,418
3.000%, 10/01/33	793,277	815,075
3.000%, 12/01/33	111,902	114,983
4.500%, 04/01/20	360	372
4.500%, 07/01/20	207	214
5.000%, 07/01/20	1,946	2,010
5.000%, 08/01/20	2,059	2,126
5.000%, 12/01/20	3,250	3,356
5.500%, 01/01/21	2,796	2,814
5.500%, 03/01/21	1,284	1,294
6.000%, 01/01/21	6,257	6,309
6.000%, 05/01/21	1,550	1,555
Fannie Mae 20 Yr. Pool
3.000%, 07/01/37	220,561	226,239
3.000%, 11/01/37	424,919	435,917
3.500%, 04/01/38	404,818	422,016
Fannie Mae 30 Yr. Pool
3.000%, 09/01/46	171,951	176,903

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 10/01/46	699,718	$719,870
3.000%, 11/01/46	896,947	922,779
3.500%, 11/01/41	36,404	38,394
3.500%, 01/01/42	543,694	576,325
3.500%, 01/01/43	193,853	204,230
3.500%, 04/01/43	655,884	691,008
3.500%, 05/01/43	774,098	815,223
3.500%, 07/01/43	966,349	1,016,583
3.500%, 08/01/43	305,647	321,999
3.500%, 09/01/43	1,283,644	1,350,444
3.500%, 02/01/45	955,454	1,016,731
3.500%, 09/01/45	1,043,328	1,088,711
3.500%, 10/01/45	738,601	779,539
3.500%, 01/01/46	237,562	251,208
3.500%, 05/01/46	438,605	458,562
3.500%, 07/01/46	993,196	1,045,844
3.500%, 10/01/46	268,968	279,238
3.500%, 12/01/46	800,562	831,032
3.500%, 01/01/47	115,609	119,950
3.500%, 11/01/48	59,619	61,836
4.000%, 09/01/40	922,724	989,368
4.000%, 11/01/40	212,449	227,822
4.000%, 12/01/40	487,396	522,530
4.000%, 02/01/41	573,863	615,364
4.000%, 06/01/41	552,109	591,817
4.000%, 11/01/41	192,140	206,035
4.000%, 01/01/42	1,387,788	1,486,078
4.000%, 04/01/42	180,500	193,259
4.000%, 10/01/42	153,454	164,320
4.000%, 12/01/42	166,651	178,469
4.000%, 01/01/43	198,732	213,059
4.000%, 04/01/43	50,006	53,580
4.000%, 05/01/43	327,855	350,785
4.000%, 06/01/43	247,819	265,419
4.000%, 07/01/43	217,379	231,671
4.000%, 04/01/44	115,627	123,645
4.000%, 05/01/44	406,948	435,102
4.000%, 11/01/44	194,791	206,344
4.000%, 06/01/47	809,576	850,230
4.500%, 08/01/33	106,254	114,152
4.500%, 03/01/34	331,997	357,534
4.500%, 01/01/40	115,716	125,613
4.500%, 08/01/40	28,902	31,382
4.500%, 02/01/41	191,623	208,073
4.500%, 04/01/41	347,063	376,734
4.500%, 11/01/42	104,346	113,264
4.500%, 01/01/43	248,563	269,759
4.500%, 04/01/44	1,470,036	1,595,920
4.500%, 06/01/44	147,168	159,740
5.000%, 11/01/33	64,783	71,409
5.000%, 03/01/34	52,928	58,335
5.000%, 05/01/34	22,352	24,632
5.000%, 08/01/34	22,146	24,413
5.000%, 09/01/34	83,140	91,641
5.000%, 06/01/35	52,540	57,858

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 07/01/35	166,395	183,289
5.000%, 08/01/35	51,258	56,504
5.000%, 09/01/35	36,179	39,879
5.000%, 10/01/35	143,479	158,128
5.000%, 07/01/39	153,258	169,008
5.000%, 10/01/39	77,722	84,554
5.000%, 11/01/39	46,404	51,205
5.000%, 11/01/40	71,081	78,161
5.000%, 01/01/41	6,006	6,421
5.000%, 03/01/41	38,977	42,893
5.500%, 02/01/33	27,531	30,954
5.500%, 05/01/33	4,113	4,476
5.500%, 06/01/33	112,432	125,953
5.500%, 07/01/33	102,873	115,246
5.500%, 11/01/33	62,461	69,780
5.500%, 12/01/33	11,070	11,913
5.500%, 01/01/34	74,370	81,439
5.500%, 02/01/34	82,704	92,263
5.500%, 03/01/34	25,059	27,361
5.500%, 04/01/34	33,451	35,990
5.500%, 05/01/34	193,910	217,263
5.500%, 06/01/34	244,430	274,399
5.500%, 07/01/34	77,979	85,469
5.500%, 09/01/34	213,534	232,379
5.500%, 10/01/34	284,869	316,200
5.500%, 11/01/34	306,713	337,426
5.500%, 12/01/34	181,531	201,397
5.500%, 01/01/35	241,654	271,523
5.500%, 04/01/35	41,991	47,191
5.500%, 07/01/35	16,172	17,400
5.500%, 08/01/35	7,316	7,867
5.500%, 09/01/35	143,282	161,052
6.000%, 02/01/32	59,616	66,475
6.000%, 03/01/34	18,224	20,424
6.000%, 04/01/34	155,126	175,426
6.000%, 06/01/34	164,685	186,597
6.000%, 07/01/34	125,344	142,426
6.000%, 08/01/34	177,092	200,867
6.000%, 10/01/34	122,109	139,069
6.000%, 11/01/34	28,555	31,661
6.000%, 12/01/34	8,055	8,871
6.000%, 08/01/35	19,287	21,325
6.000%, 09/01/35	26,442	29,482
6.000%, 10/01/35	51,205	57,684
6.000%, 11/01/35	8,602	9,480
6.000%, 12/01/35	66,465	75,285
6.000%, 02/01/36	69,662	77,640
6.000%, 04/01/36	47,266	53,009
6.000%, 06/01/36	8,072	9,249
6.000%, 07/01/37	85,249	96,729
6.500%, 06/01/31	22,664	25,442
6.500%, 07/01/31	3,616	4,014
6.500%, 09/01/31	22,078	24,511
6.500%, 02/01/32	12,375	13,967
6.500%, 07/01/32	57,965	65,179

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 08/01/32	45,316	$51,134
6.500%, 01/01/33	24,482	27,337
6.500%, 04/01/34	43,714	49,399
6.500%, 06/01/34	20,806	23,180
6.500%, 08/01/34	14,040	15,587
6.500%, 04/01/36	11,267	12,508
6.500%, 05/01/36	35,179	39,835
6.500%, 02/01/37	54,633	60,653
6.500%, 05/01/37	29,928	33,434
6.500%, 07/01/37	39,929	45,842
Fannie Mae Pool
2.280%, 11/01/26	151,135	150,645
2.410%, 05/01/23	87,623	88,438
2.550%, 05/01/23	140,591	142,509
2.700%, 07/01/25	121,000	123,758
5.000%, 03/01/26	80,977	91,603
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	68,424	68,134
2.000%, 05/25/44	143,416	142,867
2.000%, 02/25/46	164,488	162,327
2.000%, 04/25/46	131,370	129,450
3.000%, 02/25/33 (c)	135,985	16,040
3.250%, 05/25/40	78,798	81,512
3.500%, 05/25/25	195,119	200,124
4.000%, 10/25/40	87,465	93,131
4.000%, 07/25/46 (c)	145,504	28,242
5.000%, 03/25/25	33,657	35,310
5.500%, 02/15/36 (c)	34,725	6,805
Fannie Mae-ACES (CMO) 2.586%, 12/25/26 (d)	511,000	519,834
Freddie Mac 15 Yr. Gold Pool
4.500%, 02/01/20	206	213
4.500%, 08/01/24	97,750	101,946
5.500%, 02/01/20	28	28
6.000%, 05/01/21	2,070	2,078
6.000%, 10/01/21	11,119	11,295
Freddie Mac 15 Yr. Pool
3.000%, 10/01/34	371,660	381,028
3.000%, 11/01/34	323,981	332,152
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	730,959	750,286
3.500%, 11/01/37	463,436	483,175
3.500%, 05/01/38	138,102	144,046
4.000%, 08/01/37	91,847	97,445
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	490,517	504,983
3.000%, 04/01/43	1,042,876	1,076,515
3.000%, 05/01/43	909,573	939,759
3.000%, 05/01/46	444,834	457,918
3.000%, 10/01/46	874,111	899,824
3.000%, 11/01/46	1,670,956	1,717,308
3.000%, 03/01/48	172,419	175,978
3.500%, 02/01/42	403,751	427,115
3.500%, 04/01/42	294,344	315,545
3.500%, 12/01/42	692,450	737,328

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 04/01/43	177,902	188,790
3.500%, 07/01/43	41,451	43,675
3.500%, 08/01/43	433,358	455,504
3.500%, 12/01/45	427,614	446,754
3.500%, 11/01/46	361,875	376,333
3.500%, 12/01/46	1,743,173	1,811,211
3.500%, 01/01/47	1,154,903	1,202,044
4.000%, 11/01/40	509,532	546,666
4.000%, 01/01/41	1,057,071	1,134,158
4.000%, 04/01/44	331,417	351,184
4.000%, 08/01/47	922,855	970,635
4.500%, 04/01/35	28,788	31,261
4.500%, 07/01/39	165,466	179,697
4.500%, 09/01/39	92,644	100,616
4.500%, 10/01/39	53,451	58,040
4.500%, 12/01/39	82,607	89,727
4.500%, 05/01/42	148,376	161,151
5.000%, 09/01/33	124,713	137,557
5.000%, 03/01/34	28,240	31,108
5.000%, 04/01/34	22,950	25,330
5.000%, 08/01/35	29,790	32,842
5.000%, 10/01/35	66,947	73,834
5.000%, 11/01/35	45,390	49,964
5.000%, 12/01/36	34,564	38,136
5.000%, 07/01/39	248,508	274,383
5.500%, 12/01/33	158,761	178,586
5.500%, 01/01/34	100,173	112,741
5.500%, 04/01/34	15,897	17,110
5.500%, 11/01/34	15,333	16,906
5.500%, 12/01/34	8,082	8,701
5.500%, 05/01/35	23,031	25,021
5.500%, 09/01/35	30,318	33,058
5.500%, 10/01/35	26,743	28,900
6.000%, 04/01/34	77,159	86,287
6.000%, 07/01/34	24,053	26,840
6.000%, 08/01/34	172,074	196,661
6.000%, 09/01/34	2,384	2,633
6.000%, 07/01/35	26,795	30,755
6.000%, 08/01/35	34,327	39,380
6.000%, 11/01/35	44,020	49,842
6.000%, 03/01/36	19,114	21,092
6.000%, 10/01/36	25,894	28,839
6.000%, 03/01/37	7,223	7,973
6.000%, 05/01/37	55,013	62,731
6.000%, 06/01/37	30,881	35,319
6.500%, 05/01/34	11,649	12,940
6.500%, 06/01/34	53,664	60,047
6.500%, 08/01/34	47,489	52,754
6.500%, 10/01/34	48,444	54,763
6.500%, 11/01/34	40,325	44,794
6.500%, 05/01/37	31,799	35,323
6.500%, 07/01/37	49,943	56,919
Freddie Mac Multifamily Structured Pass-Through Certificates
0.197%, 11/25/27 (c) (d)	5,207,000	86,477
0.240%, 12/25/27 (c) (d)	3,235,000	65,714

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
0.275%, 11/25/24 (c) (d)	4,908,000	$68,308
0.280%, 09/25/27 (c) (d)	3,341,000	74,542
0.288%, 12/25/27 (c) (d)	3,579,000	83,874
0.291%, 11/25/27 (c) (d)	3,681,323	76,914
0.308%, 11/25/32 (c) (d)	2,799,295	85,128
0.314%, 08/25/24 (c) (d)	4,897,000	78,447
0.327%, 11/25/27 (c) (d)	3,352,235	79,957
0.330%, 08/25/27 (c) (d)	3,107,000	79,541
0.365%, 10/25/24 (c) (d)	6,477,351	96,105
0.365%, 09/25/27 (c) (d)	2,705,983	70,163
0.369%, 12/25/27 (c) (d)	5,714,529	151,857
0.414%, 08/25/24 (c) (d)	8,916,034	147,346
0.435%, 08/25/27 (c) (d)	2,136,732	62,950
0.502%, 07/25/24 (c) (d)	4,483,000	103,360
0.578%, 07/25/27 (c) (d)	3,870,944	150,755
0.607%, 07/25/24 (c) (d)	1,619,448	38,696
0.636%, 06/25/27 (c) (d)	4,356,000	199,089
0.752%, 06/25/27 (c) (d)	1,474,928	71,358
0.757%, 12/25/51 (c) (d)	3,679,000	200,197
0.880%, 04/25/24 (c) (d)	1,955,191	58,875
1.090%, 07/25/29 (c) (d)	256,837	22,868
1.271%, 08/25/29 (c) (d)	1,599,364	148,232
2.510%, 11/25/22	489,000	495,546
2.670%, 12/25/24	507,000	519,218
2.673%, 03/25/26	676,000	693,254
2.791%, 01/25/22	474,000	479,941
3.010%, 07/25/25	134,000	139,483
3.060%, 07/25/23 (d)	219,000	226,117
3.064%, 08/25/24 (d)	255,000	264,467
3.111%, 02/25/23	695,000	715,909
3.117%, 06/25/27	354,000	372,108
3.151%, 11/25/25	317,000	332,649
3.171%, 10/25/24	424,000	443,662
3.187%, 09/25/27 (d)	242,000	255,571
3.244%, 08/25/27	920,000	975,353
3.250%, 04/25/23 (d)	803,000	831,222
3.320%, 02/25/23	227,000	235,350
3.413%, 12/25/26	248,000	265,061
3.430%, 01/25/27 (d)	242,707	259,635
3.458%, 08/25/23 (d)	835,000	873,695
3.650%, 02/25/28 (d)	285,000	309,605
3.900%, 04/25/28	528,000	582,895
3.926%, 07/25/28 (d)	265,000	293,433
Freddie Mac REMICS (CMO)
3.000%, 07/15/39	80,653	82,898
3.000%, 07/15/41	160,730	164,901
3.500%, 06/15/42	61,000	64,853
4.500%, 12/15/40 (c)	44,253	4,168
5.000%, 01/15/40	106,005	118,707
Ginnie Mae I 30 Yr. Pool
3.500%, 12/15/41	306,318	322,828
3.500%, 02/15/42	88,230	92,911
4.500%, 09/15/33	62,132	66,733
4.500%, 11/15/39	173,624	188,832
4.500%, 03/15/40	198,715	218,686

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.500%, 04/15/40	216,800	235,848
4.500%, 06/15/40	88,059	96,250
5.000%, 03/15/34	20,710	22,954
5.000%, 06/15/34	49,862	55,280
5.000%, 12/15/34	23,368	25,909
5.000%, 06/15/35	6,741	7,214
5.500%, 11/15/32	59,755	64,105
5.500%, 08/15/33	167,505	184,639
5.500%, 12/15/33	93,815	105,275
5.500%, 09/15/34	81,187	91,072
5.500%, 10/15/35	8,986	9,681
6.000%, 12/15/28	23,836	26,740
6.000%, 12/15/31	22,763	25,970
6.000%, 03/15/32	1,031	1,136
6.000%, 10/15/32	117,478	134,266
6.000%, 01/15/33	19,605	21,653
6.000%, 02/15/33	1,390	1,547
6.000%, 04/15/33	118,505	135,337
6.000%, 08/15/33	956	1,056
6.000%, 07/15/34	57,328	65,230
6.000%, 09/15/34	23,378	25,762
6.000%, 01/15/38	79,884	90,394
Ginnie Mae II 30 Yr. Pool
3.000%, 04/20/45	299,460	309,081
3.000%, 04/20/46	145,016	149,641
3.000%, 08/20/46	152,904	157,741
3.000%, 09/20/46	345,261	356,361
3.000%, 11/20/47	1,855,782	1,909,489
3.000%, 01/20/48	2,542,109	2,613,323
3.000%, 02/20/48	154,474	158,797
3.000%, 03/20/48	420,571	432,306
3.000%, 04/20/48	48,310	49,662
3.000%, TBA (e)	2,275,000	2,334,144
3.500%, 06/20/43	517,018	545,648
3.500%, 07/20/43	649,057	684,999
3.500%, 11/20/47	159,155	165,159
3.500%, 03/20/48	1,946,844	2,014,098
3.500%, 10/20/49	298,707	308,814
3.500%, 11/20/49	299,367	310,102
3.500%, 12/20/49	725,000	750,998
3.500%, TBA (e)	650,000	669,784
4.000%, 01/20/41	619,244	656,887
4.000%, 02/20/41	153,224	162,559
4.000%, 04/20/41	119,498	126,813
4.000%, 02/20/42	157,555	167,240
4.000%, 06/20/49	2,246,440	2,327,165
4.000%, 07/20/49	441,335	457,343
4.000%, 09/20/49	222,814	231,905
4.000%, 10/20/49	472,221	492,271
4.000%, TBA (e)	1,150,000	1,190,224
4.500%, 07/20/33	10,834	11,417
4.500%, 09/20/33	6,737	7,103
4.500%, 12/20/34	4,537	4,785
4.500%, 03/20/35	30,699	32,358
4.500%, 01/20/41	159,486	172,278

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 05/20/49	1,187,541	$1,240,700
4.500%, 07/20/49	23,997	25,208
5.000%, 07/20/33	22,927	25,349
6.000%, 01/20/35	28,720	32,810
6.000%, 02/20/35	13,839	15,795
6.000%, 04/20/35	25,986	29,715
Government National Mortgage Association (CMO)
0.661%, 02/16/59 (c) (d)	2,315,715	131,122
2.500%, 07/20/32	125,000	123,396
4.000%, 07/20/41	80,000	85,877
4.500%, 09/20/41	77,697	83,100
Uniform Mortgage-Backed Securities
2.500%, TBA (e)	4,300,000	4,335,932
3.000%, TBA (e)	8,150,000	8,278,693
3.500%, TBA (e)	5,933,000	6,102,689
4.000%, TBA (e)	1,175,000	1,221,825
4.500%, TBA (e)	600,000	631,609

		112,001,497

U.S. Treasury—9.4%
U.S. Treasury Bonds
2.500%, 02/15/45	68,000	69,295
2.875%, 05/15/43	8,310,000	9,042,118
2.875%, 11/15/46	5,439,000	5,958,968
3.000%, 02/15/48	6,332,000	7,109,960
3.500%, 02/15/39	2,641,000	3,161,376
6.250%, 08/15/23	80,000	92,879
U.S. Treasury Notes
1.625%, 05/31/23	1,200,000	1,199,216
1.750%, 11/30/21	28,134,000	28,212,609
2.375%, 05/15/29	470,000	488,131
2.500%, 08/15/23 (a)	15,500,000	15,953,005

		71,287,557

Total U.S. Treasury & Government Agencies (Cost $180,084,274)		183,289,054

Corporate Bonds & Notes—11.3%

Aerospace/Defense—0.2%
L3Harris Technologies, Inc. 3.850%, 06/15/23 (144A)	862,000	907,403
United Technologies Corp. 4.125%, 11/16/28	562,000	632,566

		1,539,969

Apparel—0.0%
Tapestry, Inc. 4.125%, 07/15/27	304,000	310,398

Auto Manufacturers—0.1%
General Motors Co. 6.750%, 04/01/46	374,000	438,996

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 4.350%, 04/09/25	360,000	385,522

		824,518

Auto Parts & Equipment—0.2%
Lear Corp.
3.800%, 09/15/27 (a)	801,000	808,163
4.250%, 05/15/29 (a)	340,000	350,987

		1,159,150

Banks—1.7%
Banco de Credito del Peru 5.375%, 09/16/20	835,000	852,794
Bank of America Corp.
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	510,000	522,290
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	591,000	617,878
3.500%, 04/19/26	583,000	619,425
4.100%, 07/24/23	1,270,000	1,354,549
4.125%, 01/22/24 (a)	1,357,000	1,459,530
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A) (a)	810,000	881,896
Goldman Sachs Group, Inc. (The) 3.850%, 01/26/27	616,000	655,129
JPMorgan Chase & Co.
3.200%, 01/25/23	1,756,000	1,811,377
3.782%, 3M LIBOR + 1.337%, 02/01/28 (a) (d)	1,362,000	1,467,119
3.897%, 3M LIBOR + 1.220%, 01/23/49 (d)	400,000	448,705
Morgan Stanley
3.125%, 01/23/23	132,000	135,676
3.875%, 04/29/24	557,000	592,159
4.000%, 07/23/25	396,000	428,183
PNC Bank N.A. 2.700%, 10/22/29	250,000	249,489
Wells Fargo & Co. 3.750%, 01/24/24	542,000	572,467

		12,668,666

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	706,000	1,120,924
Constellation Brands, Inc. 3.500%, 05/09/27 (a)	1,077,000	1,123,877
Diageo Capital plc 2.375%, 10/24/29	1,041,000	1,025,538

		3,270,339

Building Materials—0.2%
CRH America Finance, Inc. 4.500%, 04/04/48 (144A)	362,000	394,055
Martin Marietta Materials, Inc. 3.500%, 12/15/27	297,000	308,030
Masco Corp. 4.375%, 04/01/26	623,000	672,644

		1,374,729

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.1%
Sherwin-Williams Co. (The) 4.500%, 06/01/47	402,000	$455,370

Commercial Services—0.5%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	747,000	1,054,631
Experian Finance plc 4.250%, 02/01/29 (144A)	533,000	585,756
IHS Markit, Ltd.
3.625%, 05/01/24	121,000	125,725
4.000%, 03/01/26 (144A) (a)	696,000	733,904
4.250%, 05/01/29	181,000	195,049
Verisk Analytices, Inc. 4.125%, 03/15/29	762,000	835,728

		3,530,793

Computers—0.1%
Apple, Inc. 3.850%, 05/04/43	370,000	414,166
Dell International LLC / EMC Corp. 4.900%, 10/01/26 (144A)	583,000	641,324

		1,055,490

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.650%, 07/21/27	520,000	535,224
4.875%, 01/16/24	150,000	162,491
Avolon Holdings Funding, Ltd. 4.375%, 05/01/26 (144A)	243,000	256,681
Capital One Financial Corp. 3.750%, 03/09/27 (a)	820,000	873,728
E*TRADE Financial Corp.
2.950%, 08/24/22	247,000	251,510
3.800%, 08/24/27	338,000	351,097
4.500%, 06/20/28	348,000	378,186
Intercontinental Exchange, Inc.
2.350%, 09/15/22	487,000	491,657
4.000%, 10/15/23	832,000	887,588
Raymond James Financial, Inc. 4.950%, 07/15/46	778,000	906,999
Visa, Inc. 3.150%, 12/14/25	983,000	1,038,164
Western Union Co. (The) 2.850%, 01/10/25	198,000	198,480

		6,331,805

Electric—0.9%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	440,000	465,919
Duke Energy Corp. 2.650%, 09/01/26	131,000	131,500
Enel Finance International NV
2.650%, 09/10/24 (144A)	650,000	651,599
4.875%, 06/14/29 (144A)	696,000	784,816

Electric—(Continued)
Evergy, Inc. 2.900%, 09/15/29 (a)	566,000	562,499
Exelon Corp. 3.400%, 04/15/26	1,137,000	1,186,840
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	474,000	515,651
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29	795,000	980,399
PPL Capital Funding, Inc.
3.400%, 06/01/23	480,000	495,289
5.000%, 03/15/44	296,000	339,933
Xcel Energy, Inc. 3.500%, 12/01/49 (a)	390,000	395,147

		6,509,592

Environmental Control—0.1%
Republic Services, Inc. 3.950%, 05/15/28 (a)	446,000	490,880

Gas—0.0%
NiSource, Inc. 5.650%, 02/01/45	176,000	224,270

Healthcare-Products—0.8%
Abbott Laboratories 4.900%, 11/30/46	749,000	982,719
Alcon Finance Corp. 3.800%, 09/23/49 (144A)	662,000	692,271
Boston Scientific Corp. 3.750%, 03/01/26	880,000	942,357
Thermo Fisher Scientific, Inc.
2.950%, 09/19/26	851,000	874,251
3.200%, 08/15/27	867,000	906,202
Zimmer Biomet Holdings, Inc.
2.653%, 3M LIBOR + 0.750%, 03/19/21 (d)	313,000	313,031
3.550%, 04/01/25	955,000	1,006,193

		5,717,024

Healthcare-Services—0.3%
HCA, Inc. 5.125%, 06/15/39	645,000	711,834
Laboratory Corp. of America Holdings
3.200%, 02/01/22	213,000	217,776
3.250%, 09/01/24	558,000	580,015
4.700%, 02/01/45 (a)	267,000	299,786
Northwell Healthcare, Inc.
3.979%, 11/01/46	57,000	58,221
4.260%, 11/01/47	456,000	489,046
UnitedHealth Group, Inc. 3.500%, 08/15/39	250,000	261,856

		2,618,534

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc
2.750%, 06/26/24 (144A)	348,000	354,651

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Household Products/Wares—(Continued)
Reckitt Benckiser Treasury Services plc
3.625%, 09/21/23 (144A)	1,070,000	$1,114,081

		1,468,732

Insurance—0.6%
American International Group, Inc.
4.125%, 02/15/24	750,000	804,835
4.875%, 06/01/22	1,292,000	1,378,733
Aon Corp. 3.750%, 05/02/29	867,000	927,984
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (a)	390,000	410,666
Hartford Financial Services Group, Inc. (The) 3.600%, 08/19/49	325,000	333,466
Liberty Mutual Group, Inc. 3.951%, 10/15/50 (144A)	484,000	501,750
Marsh & McLennan Cos., Inc. 4.750%, 03/15/39	298,000	359,430

		4,716,864

Internet—0.3%
Booking Holdings, Inc. 2.750%, 03/15/23	1,315,000	1,342,846
Expedia Group, Inc. 3.250%, 02/15/30 (144A)	665,000	639,067

		1,981,913

Investment Company—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,812,317

Lodging—0.1%
Las Vegas Sands Corp. 3.900%, 08/08/29	326,000	340,008
Marriott International, Inc. 4.000%, 04/15/28 (a)	698,000	753,508

		1,093,516

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 4.200%, 01/15/24	675,000	714,541
Roper Technologies, Inc.
2.950%, 09/15/29 (a)	167,000	168,454
4.200%, 09/15/28	281,000	307,583
Westinghouse Air Brake Technologies Corp. 4.950%, 09/15/28	648,000	712,440

		1,903,018

Media—0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	523,000	575,696
Comcast Corp. 3.450%, 02/01/50	651,000	665,068

Media—(Continued)
Fox Corp. 4.030%, 01/25/24 (144A)	835,000	889,656
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,736,434

		3,866,854

Mining—0.1%
Glencore Funding LLC 4.125%, 05/30/23 (144A)	468,000	487,705

Oil & Gas—0.3%
Eni S.p.A. 4.750%, 09/12/28 (144A)	617,000	697,667
Equinor ASA 7.750%, 06/15/23	100,000	118,418
Marathon Petroleum Corp. 4.750%, 09/15/44	583,000	639,154
Valero Energy Corp. 4.900%, 03/15/45	896,000	1,031,736

		2,486,975

Pharmaceuticals—0.2%
Becton Dickinson & Co.
3.125%, 11/08/21	344,000	350,406
4.669%, 06/06/47	729,000	866,452

		1,216,858

Pipelines—0.8%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	1,228,000	1,304,909
4.250%, 07/15/27 (144A)	93,000	99,875
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (144A) (a)	576,000	587,394
Enbridge, Inc. 2.500%, 01/15/25	330,000	331,943
Enterprise Products Operating LLC 4.200%, 01/31/50	281,000	300,576
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	732,994
MPLX L.P. 4.500%, 04/15/38	297,000	301,526
ONEOK, Inc. 4.950%, 07/13/47	869,000	955,487
Plains All American Pipeline L.P. / PAA Finance Corp. 3.550%, 12/15/29 (a)	268,000	263,781
Sabine Pass Liquefaction LLC 5.000%, 03/15/27	759,000	834,646

		5,713,131

Real Estate Investment Trusts—0.5%
American Tower Corp.
3.000%, 06/15/23	415,000	424,750
3.600%, 01/15/28	415,000	435,573

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Crown Castle International Corp. 3.650%, 09/01/27	1,014,000	$1,071,861
Equinix, Inc. 2.625%, 11/18/24	969,000	970,802
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	574,000	637,542
VEREIT Operating Partnership L.P. 3.100%, 12/15/29	527,000	517,464

		4,057,992

Retail—0.3%
Best Buy Co., Inc. 4.450%, 10/01/28 (a)	793,000	869,233
Dollar Tree, Inc.
4.000%, 05/15/25 (a)	679,000	725,742
4.200%, 05/15/28	162,000	173,571
Home Depot, Inc. (The) 3.900%, 06/15/47 (a)	471,000	531,313

		2,299,859

Semiconductors—0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.500%, 01/15/28	984,000	989,890
3.875%, 01/15/27	348,000	361,105
Broadcom, Inc. 4.250%, 04/15/26 (144A)	495,000	525,929

		1,876,924

Software—0.2%
Fiserv, Inc. 4.400%, 07/01/49 (a)	527,000	596,371
Microsoft Corp. 4.250%, 02/06/47	643,000	786,480

		1,382,851

Telecommunications—0.2%
AT&T, Inc. 5.450%, 03/01/47	548,000	678,806
Verizon Communications, Inc. 4.812%, 03/15/39	651,000	783,921

		1,462,727

Total Corporate Bonds & Notes (Cost $78,788,717)		85,909,763

Mortgage-Backed Securities—3.0%

Collateralized Mortgage Obligations—0.1%
Seasoned Credit Risk Transfer Trust
3.000%, 02/25/59	364,275	370,680
3.500%, 08/25/58	92,014	96,266
3.500%, 10/25/58	306,159	318,929

		785,875

Commercial Mortgage-Backed Securities—2.9%
AREIT Trust
2.720%, 1M LIBOR + 0.980%, 11/14/35 (144A) (d)	1,003,225	1,002,788
3.040%, 1M LIBOR + 1.300%, 09/14/36 (144A) (d)	1,053,000	1,053,203
Bancorp Commercial Mortgage Trust
2.640%, 1M LIBOR + 0.900%, 09/15/35 (144A) (d)	888,147	888,177
3.065%, 1M LIBOR + 1.300%, 09/15/36 (144A) (d)	1,060,205	1,060,203
BANK 3.714%, 04/15/52	875,000	948,561
Barclays Commercial Mortgage Trust 3.063%, 11/15/52	1,055,000	1,088,208
BDS, Ltd. 3.137%, 1M LIBOR + 1.400%, 08/15/35 (144A) (d)	1,322,500	1,317,465
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,381,688
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	771,828
Exantas Capital Corp., Ltd. 2.737%, 1M LIBOR + 1.000%, 04/15/36 (144A) (d)	151,449	151,402
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	1,451,783
GS Mortgage Securities Trust 3.048%, 11/10/52	655,025	672,260
JPMBB Commercial Mortgage Securities Trust
3.227%, 10/15/48	1,036,740	1,075,613
3.494%, 01/15/48	1,590,000	1,668,896
MF1, Ltd. 2.922%, 1M LIBOR + 1.130%, 12/25/34 (144A) (d)	1,320,000	1,320,400
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	553,051
Morgan Stanley Capital Trust 3.530%, 06/15/50	470,148	499,437
UBS Commercial Mortgage Trust 2.921%, 10/15/52	743,153	754,442
Wells Fargo Commercial Mortgage Trust
3.146%, 12/15/52	2,786,885	2,887,249
3.540%, 05/15/48	1,410,327	1,488,246

		22,034,900

Total Mortgage-Backed Securities (Cost $22,578,037)		22,820,775

Asset-Backed Securities—2.0%

Asset-Backed - Automobile—0.2%
Avis Budget Rental Car Funding AESOP LLC 3.450%, 03/20/23 (144A)	1,220,000	1,247,814
Chesapeake Funding II LLC 3.040%, 04/15/30 (144A)	337,625	341,403

		1,589,217

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 3.405%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d)	371,236	372,644
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	95,983	96,907

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*/ Shares	Value

Asset-Backed - Home Equity—(Continued)
Home Equity Loan Trust 5.320%, 12/25/35 (d)	162,147	$162,990

		632,541

Asset-Backed - Other—1.7%
ALM, Ltd.
2.604%, 3M LIBOR + 1.250%, 10/18/27 (144A) (d)	849,000	849,019
3.386%, 3M LIBOR + 1.400%, 10/15/27 (144A) (d)	1,395,000	1,385,868
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	1,012,582
BDS, Ltd. 2.840%, 1M LIBOR + 1.100%, 08/15/36 (144A) (d)	757,500	756,071
Cutwater, Ltd. 3.221%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	1,395,000	1,394,925
Dryden 55 CLO, Ltd. 3.021%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,420,007
Dryden Senior Loan Fund 2.901%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	663,000	662,092
Figueroa CLO, Ltd. 3.501%, 3M LIBOR + 1.500%, 01/15/27 (144A) (d)	420,000	419,028
Fort Credit LLC 3.135%, 1M LIBOR + 1.350%, 11/16/35 (144A) (d)	518,500	518,499
KREF, Ltd. 2.837%, 1M LIBOR + 1.100%, 06/15/36 (144A) (d)	691,000	692,079
Mountain Hawk CLO, Ltd. 3.803%, 3M LIBOR + 1.800%, 04/18/25 (144A) (d)	1,463,576	1,463,679
Navistar Financial Dealer Note Master Trust 2.422%, 1M LIBOR + 0.630%, 09/25/23 (144A) (d)	808,000	809,334
Neuberger Berman CLO, Ltd. 2.801%, 3M LIBOR + 0.800%, 01/15/28 (144A) (d)	600,000	599,589
Oaktree CLO, Ltd. 3.316%, 3M LIBOR + 1.350%, 10/20/27 (144A) (d)	254,518	252,454
Small Business Administration Participation Certificates
4.350%, 07/01/23	68,948	70,875
4.770%, 04/01/24	4,516	4,677
4.950%, 03/01/25	30,907	32,094
4.990%, 09/01/24	16,370	16,996
5.110%, 08/01/25	42,629	44,682
5.180%, 05/01/24	6,599	6,913
5.520%, 06/01/24	15,416	16,213
Sound Point CLO, Ltd. 2.856%, 3M LIBOR + 0.890%, 01/20/28 (144A) (d)	365,000	363,744

		12,791,420

Total Asset-Backed Securities (Cost $14,971,111)		15,013,178

Convertible Preferred Stocks—0.4%

Health Care Equipment & Supplies—0.1%
Danaher Corp. 4.750%, 04/15/22 (a)	418	492,839

Multi-Utilities—0.3%
CenterPoint Energy, Inc. 7.000%, 09/01/21	49,976	2,435,830

Total Convertible Preferred Stocks (Cost $2,976,835)		2,928,669

Municipals—0.4%
New Jersey Economic Development Authority 7.425%, 02/15/29	800,000	1,002,984
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,050,000	1,647,093

Total Municipals (Cost $2,116,005)		2,650,077

Preferred Stock—0.1%

Technology Hardware, Storage & Peripherals—0.1%
Samsung Electronics Co., Ltd. (Cost $628,622)	18,829	734,601

Short-Term Investment—1.5%

Discount Note—1.5%
Federal Home Loan Bank 0.507%, 01/02/20 (f)	11,710,000	11,710,000

Total Short-Term Investments (Cost $11,709,675)		11,710,000

Securities Lending Reinvestments (g)—5.3%

Certificates of Deposit—1.1%
Bank of Montreal (Chicago) 2.000%, 03/18/20	1,000,000	1,000,083
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	3,000,000	3,003,612
China Construction Bank Corp. 2.300%, 01/23/20	1,000,000	1,000,181
Credit Industriel et Commercial 1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	1,000,000	999,994
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	2,000,000	2,000,090

		8,003,960

Commercial Paper—0.3%
Bank of China, Ltd. 2.280%, 03/09/20	497,150	498,008
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	2,000,000	1,999,974

		2,497,982

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—3.5%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $1,105,594; collateralized by various Common Stock with an aggregate market value of $1,210,000.	1,100,000	$1,100,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $1,502,756; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $300,028; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $300,046; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $306,002.	300,000	300,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,735,685; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $4,829,989.	4,735,283	4,735,283
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,000,283; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $3,330,668.	3,000,000	3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $2,000,190; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $2,177,778.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $2,300,778; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $2,495,864.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $4,001,353; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $4,340,633.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $2,000,188; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $4,501,505; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $4,969,679.	4,500,000	4,500,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		26,835,283

Time Deposits—0.4%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000
Shinkin Central Bank 2.430%, 01/06/20	2,000,000	2,000,000

		3,000,000

Total Securities Lending Reinvestments (Cost $40,333,161)		40,337,225

Total Investments—108.4% (Cost $681,656,988)		823,906,579
Other assets and liabilities (net)—(8.4)%		(63,676,490)

Net Assets—100.0%		$760,230,089

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $39,348,612 and the collateral received consisted of cash in the amount of $40,332,433. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Interest only security.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $38,469,457, which is 5.1% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$12,500,156	$—	$—	$12,500,156
Airlines	1,096,266	—	—	1,096,266
Auto Components	6,815,917	—	—	6,815,917
Automobiles	160,996	—	—	160,996
Banks	52,610,851	1,525,123	—	54,135,974
Beverages	2,794,752	3,440,535	—	6,235,287
Building Products	6,924,533	—	—	6,924,533
Capital Markets	30,709,317	—	—	30,709,317
Chemicals	12,130,096	—	—	12,130,096
Commercial Services & Supplies	428,223	—	—	428,223
Communications Equipment	791,916	—	—	791,916
Consumer Finance	1,815,081	—	—	1,815,081
Diversified Telecommunication Services	3,581,155	—	—	3,581,155
Electric Utilities	16,347,745	—	—	16,347,745
Electrical Equipment	7,711,203	482,863	—	8,194,066
Electronic Equipment, Instruments & Components	—	2,257,741	—	2,257,741
Energy Equipment & Services	459,526	—	—	459,526
Entertainment	1,169,924	—	—	1,169,924
Equity Real Estate Investment Trusts	8,796,076	—	—	8,796,076
Food & Staples Retailing	477,378	—	—	477,378
Food Products	7,325,796	5,487,440	—	12,813,236
Health Care Equipment & Supplies	20,847,601	—	—	20,847,601
Health Care Providers & Services	14,013,672	—	—	14,013,672
Hotels, Restaurants & Leisure	5,331,390	—	—	5,331,390
Household Durables	1,795,883	—	—	1,795,883
Household Products	5,252,816	1,264,702	—	6,517,518
Industrial Conglomerates	10,126,221	—	—	10,126,221
Insurance	23,361,703	2,332,877	—	25,694,580
Interactive Media & Services	2,843,529	—	—	2,843,529
Internet & Direct Marketing Retail	1,001,529	—	—	1,001,529
IT Services	18,326,939	—	—	18,326,939
Life Sciences Tools & Services	5,651,439	—	—	5,651,439
Machinery	14,463,874	—	—	14,463,874
Media	12,934,539	—	—	12,934,539
Metals & Mining	—	1,851,314	—	1,851,314
Multi-Utilities	3,488,958	—	—	3,488,958
Multiline Retail	6,074,143	—	—	6,074,143
Oil, Gas & Consumable Fuels	19,093,947	4,919,149	—	24,013,096
Pharmaceuticals	28,268,608	6,135,004	—	34,403,612
Professional Services	2,074,056	—	—	2,074,056
Road & Rail	9,226,954	—	—	9,226,954

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$16,111,325	$—	$—	$16,111,325
Software	15,700,850	—	—	15,700,850
Specialty Retail	1,329,959	—	—	1,329,959
Technology Hardware, Storage & Peripherals	4,816,741	—	—	4,816,741
Textiles, Apparel & Luxury Goods	1,631,224	1,384,153	—	3,015,377
Tobacco	6,546,923	2,470,606	—	9,017,529
Total Common Stocks	424,961,730	33,551,507	—	458,513,237
Total U.S. Treasury & Government Agencies*	—	183,289,054	—	183,289,054
Total Corporate Bonds & Notes*	—	85,909,763	—	85,909,763
Total Mortgage-Backed Securities*	—	22,820,775	—	22,820,775
Total Asset-Backed Securities*	—	15,013,178	—	15,013,178
Total Convertible Preferred Stocks*	2,928,669	—	—	2,928,669
Total Municipals*	—	2,650,077	—	2,650,077
Total Preferred Stock*	—	734,601	—	734,601
Total Short-Term Investment*	—	11,710,000	—	11,710,000
Total Securities Lending Reinvestments*	—	40,337,225	—	40,337,225
Total Investments	$427,890,399	$396,016,180	$—	$823,906,579

Collateral for Securities Loaned (Liability)	$—	$(40,332,433)	$—	$(40,332,433)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$823,906,579
Cash	5,699
Receivable for:
TBA securities sold	1,477,823
Fund shares sold	171,418
Dividends and interest	2,534,512
Prepaid expenses	2,276
Other assets	1,233

Total Assets	828,099,540
Liabilities
Collateral for securities loaned	40,332,433
Payables for:
TBA securities purchased	26,265,417
Fund shares redeemed	466,393
Accrued Expenses:
Management fees	363,801
Distribution and service fees	106,428
Deferred trustees’ fees	141,822
Other expenses	193,157

Total Liabilities	67,869,451

Net Assets	$760,230,089

Net Assets Consist of:
Paid in surplus	$573,699,217
Distributable earnings (Accumulated losses)	186,530,872

Net Assets	$760,230,089

Net Assets
Class A	$174,700,331
Class B	198,842,098
Class E	24,136,722
Class F	362,550,938
Capital Shares Outstanding*
Class A	1,011,801
Class B	1,170,834
Class E	140,722
Class F	2,121,919
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$172.66
Class B	169.83
Class E	171.52
Class F	170.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $681,656,988.
(b)	Includes securities loaned at value of $39,348,612.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$11,805,453
Interest	9,892,001
Securities lending income	130,918

Total investment income	21,828,372
Expenses
Management fees	4,317,540
Administration fees	44,064
Custodian and accounting fees	164,455
Distribution and service fees—Class B	525,251
Distribution and service fees—Class E	35,225
Distribution and service fees—Class F	719,739
Interest expense	578
Audit and tax services	65,999
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	87,274
Insurance	5,325
Miscellaneous	16,275

Total expenses	6,085,041

Net Investment Income	15,743,331

Net Realized and Unrealized Gain
Net realized gain on :
Investments	32,160,131
Foreign currency transactions	5,217

Net realized gain	32,165,348

Net change in unrealized appreciation on:
Investments	91,370,554
Foreign currency transactions	6,204

Net change in unrealized appreciation	91,376,758

Net realized and unrealized gain	123,542,106

Net Increase in Net Assets From Operations	$139,285,437

(a)	Net of foreign withholding taxes of $180,300.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,743,331	$16,732,668
Net realized gain	32,165,348	33,154,382
Net change in unrealized appreciation (depreciation)	91,376,758	(95,587,834)

Increase (decrease) in net assets from operations	139,285,437	(45,700,784)

From Distributions to Shareholders
Class A	(10,786,327)	(14,737,131)
Class B	(13,537,894)	(19,453,121)
Class E	(1,459,723)	(2,097,343)
Class F	(22,324,786)	(32,316,162)

Total distributions	(48,108,730)	(68,603,757)

Decrease in net assets from capital share transactions	(66,160,009)	(35,848,597)

Total increase (decrease) in net assets	25,016,698	(150,153,138)

Net Assets
Beginning of period	735,213,391	885,366,529

End of period	$760,230,089	$735,213,391

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	44,743	$7,380,729	58,743	$9,903,134
Reinvestments	67,715	10,786,327	91,705	14,737,131
Redemptions	(150,082)	(24,669,616)	(144,679)	(24,334,597)

Net increase (decrease)	(37,624)	$(6,502,560)	5,769	$305,668

Class B
Sales	38,308	$6,215,590	54,637	$9,037,288
Reinvestments	86,284	13,537,894	122,802	19,453,121
Redemptions	(332,853)	(53,364,294)	(236,470)	(38,957,577)

Net decrease	(208,261)	$(33,610,810)	(59,031)	$(10,467,168)

Class E
Sales	3,740	$619,396	3,124	$533,358
Reinvestments	9,217	1,459,723	13,124	2,097,343
Redemptions	(20,029)	(3,273,051)	(22,260)	(3,717,856)

Net decrease	(7,072)	$(1,193,932)	(6,012)	$(1,087,155)

Class F
Sales	90,036	$14,733,390	93,601	$15,608,427
Reinvestments	141,475	22,324,786	202,902	32,316,162
Redemptions	(379,241)	(61,910,883)	(436,754)	(72,524,531)

Net decrease	(147,730)	$(24,852,707)	(140,251)	$(24,599,942)

Decrease derived from capital shares transactions		$(66,160,009)		$(35,848,597)

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$153.14	$177.03	$170.50	$168.01		$172.72

Income (Loss) from Investment Operations
Net investment income (a)	3.67	3.68	3.55	3.94	(b)	3.66
Net realized and unrealized gain (loss)	26.62	(12.86)	16.87	10.93		(3.83)

Total income (loss) from investment operations	30.29	(9.18)	20.42	14.87		(0.17)

Less Distributions
Distributions from net investment income	(4.05)	(4.04)	(4.55)	(5.10)		(4.54)
Distributions from net realized capital gains	(6.72)	(10.67)	(9.34)	(7.28)		0.00

Total distributions	(10.77)	(14.71)	(13.89)	(12.38)		(4.54)

Net Asset Value, End of Period	$172.66	$153.14	$177.03	$170.50		$168.01

Total Return (%) (c)	20.37	(5.57)	12.44	9.20		(0.16)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.63	0.62	0.61	0.61		0.60
Ratio of net investment income to average net assets (%)	2.23	2.20	2.05	2.34	(b)	2.13
Portfolio turnover rate (%)	42 (d)	29 (d)	35 (d)	35	(d)	41 (d)
Net assets, end of period (in millions)	$174.7	$160.7	$184.8	$178.0		$165.9

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$150.75	$174.48	$168.22	$165.89		$170.57

Income (Loss) from Investment Operations
Net investment income (a)	3.21	3.21	3.06	3.48	(b)	3.20
Net realized and unrealized gain (loss)	26.19	(12.66)	16.66	10.77		(3.79)

Total income (loss) from investment operations	29.40	(9.45)	19.72	14.25		(0.59)

Less Distributions
Distributions from net investment income	(3.60)	(3.61)	(4.12)	(4.64)		(4.09)
Distributions from net realized capital gains	(6.72)	(10.67)	(9.34)	(7.28)		0.00

Total distributions	(10.32)	(14.28)	(13.46)	(11.92)		(4.09)

Net Asset Value, End of Period	$169.83	$150.75	$174.48	$168.22		$165.89

Total Return (%) (c)	20.07	(5.81)	12.17	8.92		(0.40)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	0.87	0.86	0.86		0.85
Ratio of net investment income to average net assets (%)	1.98	1.95	1.79	2.09	(b)	1.88
Portfolio turnover rate (%)	42 (d)	29 (d)	35 (d)	35	(d)	41 (d)
Net assets, end of period (in millions)	$198.8	$207.9	$250.9	$227.4		$223.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$152.17	$175.98	$169.55	$167.11		$171.80

Income (Loss) from Investment Operations
Net investment income (a)	3.40	3.41	3.27	3.67	(b)	3.39
Net realized and unrealized gain (loss)	26.45	(12.78)	16.79	10.86		(3.82)

Total income (loss) from investment operations	29.85	(9.37)	20.06	14.53		(0.43)

Less Distributions
Distributions from net investment income	(3.78)	(3.77)	(4.29)	(4.81)		(4.26)
Distributions from net realized capital gains	(6.72)	(10.67)	(9.34)	(7.28)		0.00

Total distributions	(10.50)	(14.44)	(13.63)	(12.09)		(4.26)

Net Asset Value, End of Period	$171.52	$152.17	$175.98	$169.55		$167.11

Total Return (%) (c)	20.19	(5.72)	12.28	9.03		(0.31)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.77	0.76	0.76		0.75
Ratio of net investment income to average net assets (%)	2.08	2.05	1.90	2.19	(b)	1.98
Portfolio turnover rate (%)	42 (d)	29 (d)	35 (d)	35	(d)	41 (d)
Net assets, end of period (in millions)	$24.1	$22.5	$27.1	$26.3		$27.1

	Class F
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$151.61	$175.36	$168.99	$166.59		$171.25

Income (Loss) from Investment Operations
Net investment income (a)	3.31	3.31	3.17	3.57	(b)	3.29
Net realized and unrealized gain (loss)	26.34	(12.72)	16.73	10.83		(3.79)

Total income (loss) from investment operations	29.65	(9.41)	19.90	14.40		(0.50)

Less Distributions
Distributions from net investment income	(3.68)	(3.66)	(4.19)	(4.72)		(4.16)
Distributions from net realized capital gains	(6.72)	(10.68)	(9.34)	(7.28)		0.00

Total distributions	(10.40)	(14.34)	(13.53)	(12.00)		(4.16)

Net Asset Value, End of Period	$170.86	$151.61	$175.36	$168.99		$166.59

Total Return (%) (c)	20.13	(5.76)	12.22	8.97		(0.35)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.82	0.81	0.81		0.80
Ratio of net investment income to average net assets (%)	2.03	2.00	1.85	2.14	(b)	1.93
Portfolio turnover rate (%)	42 (d)	29 (d)	35 (d)	35	(d)	41 (d)
Net assets, end of period (in millions)	$362.6	$344.1	$422.6	$429.0		$450.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 29%, 28%, 35%, 34%, and 37% for years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $26,835,283. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(24,959,541)	$—	$—	$—	$(24,959,541)
Convertible Preferred Stocks	(453,197)	—	—	—	(453,197)
Corporate Bonds & Notes	(7,535,129)	—	—	—	(7,535,129)
U.S. Treasury & Government Agencies	(7,384,566)	—	—	—	(7,384,566)
Total Borrowings	$(40,332,433)	$—	$—	$—	$(40,332,433)
Gross amount of recognized liabilities for securities lending transactions					$(40,332,433)

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar rolls and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$168,079,322	$148,979,535	$194,199,431	$209,128,351

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$98,736,236	$77,964,194

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$4,317,540	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$683,459,227

Gross unrealized appreciation	146,631,781
Gross unrealized depreciation	(6,184,429)

Net unrealized appreciation (depreciation)	$140,447,352

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$17,201,996	$20,298,439	$30,906,734	$48,305,318	$48,108,730	$68,603,757

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$16,290,972	$29,930,145	$140,451,577	$—	$186,672,694

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Total Return Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-31

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-32

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-33

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-34

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-35

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019, but underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-36

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary**

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, D and E shares of the MFS Value Portfolio returned 30.13%, 29.85%, 29.96%, and 30.00%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 26.54%.

MARKET ENVIRONMENT / CONDITIONS

Fading fears of a near-term global recession, the announcement of a partial trade deal between the U.S. and China and a decline in Brexit (the U.K. proposal to leave the European Union) uncertainty helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the U.S. and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (the “Fed”) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the U.S. Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further—sending them deeper into negative territory—restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the U.S. and China over much of the year, emerging market hard currency debt and local rates benefitted from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-year period ended December 31, 2019. Overall, both sector allocation and stock selection contributed to the relative outperformance.

A combination of stock selection and overweight positions in both the Financials and Industrials sectors contributed to performance relative to the Russell 1000 Value Index. Within the Financials sector, not owning shares of insurance and investment firm Berkshire Hathaway aided relative returns. The Portfolio’s holdings of risk management and human capital consulting services provider Aon and credit rating agency Moody’s, and overweight holdings of global financial services firm JPMorgan Chase and diversified financial services firm Citigroup, lifted relative results. Within the Industrials sector, the Portfolio’s holdings of industrial products and equipment manufacturer Illinois Tool Works and global security company Northrop Grumman lifted relative returns.

Stocks in other sectors that aided relative performance included holdings of IT servicing firm Accenture and financial technology services provider Fiserv and an underweight position in integrated oil and gas company Exxon Mobil.

A combination of stock selection and an underweight position in the Communication Services sector detracted from relative performance. Here, not owning strong-performing telecommunication services provider AT&T held back relative returns as the stock outperformed the benchmark during the reporting period.

Elsewhere, not owning shares of financial services firm Bank of America, network equipment company Cisco Systems and retail giant Target negatively impacted relative results as all three stock outperformed the benchmark during the reporting period. The Portfolio’s overweight holdings of diversified technology company 3M, power & natural gas distributor Duke Energy, pharmaceutical giant Pfizer and oil field services company Schlumberger also weighed on relative results. Additionally, an underweight position in household products maker Procter & Gamble held back relative performance.

The Portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Over the trailing twelve-month period ending December 31, 2019, the most significant changes to the Portfolio included increased exposure to the Utilities and the Financials sectors with decreased exposure to the Consumer Staples sector.

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary**—(Continued)

At the end of the period, the Portfolio’s top overweights were to Industrials, Financials, and Health Care, while being most underweight the Energy, Real Estate, and Communication Services sectors. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic view.

Steven R. Gorham

Nevin P. Chitkara

Katherine Cannan*

Portfolio Managers

Massachusetts Financial Services Company

* Katherine Cannan joined the portfolio management team effective December 31, 2019.

** This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year	Since Inception[1]
MFS Value Portfolio
Class A	30.13	9.55	12.02	—
Class B	29.85	9.27	11.74	—
Class D	29.96	9.44	—	11.48
Class E	30.00	9.39	11.86	—
Russell 1000 Value Index	26.54	8.29	11.80	—

1 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	5.0
Johnson & Johnson	3.3
Medtronic plc	2.9
Comcast Corp. - Class A	2.8
Accenture plc - Class A	2.7
Citigroup, Inc.	2.6
Aon plc	2.3
Duke Energy Corp.	2.2
Wells Fargo & Co.	2.2
U.S. Bancorp	2.2

Top Sectors

% of Net Assets
Financials	30.1
Health Care	17.1
Industrials	16.3
Information Technology	9.2
Consumer Staples	7.9
Utilities	5.9
Materials	3.9
Communication Services	3.4
Energy	3.4
Consumer Discretionary	1.2

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.56%	$1,000.00	$1,097.50	$2.96
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$1,096.10	$4.28
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class D (a)	Actual	0.66%	$1,000.00	$1,096.40	$3.49
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class E (a)	Actual	0.71%	$1,000.00	$1,096.80	$3.75
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.5%
Lockheed Martin Corp.	97,400	$37,925,612
Northrop Grumman Corp.	198,695	68,345,119
United Technologies Corp.	338,826	50,742,582

		157,013,313

Auto Components—1.1%
Aptiv plc	326,378	30,996,119
Lear Corp.	45,063	6,182,643

		37,178,762

Automobiles—0.1%
Harley-Davidson, Inc. (a)	97,410	3,622,678

Banks—14.9%
Citigroup, Inc.	1,124,431	89,830,793
JPMorgan Chase & Co.	1,243,423	173,333,166
PNC Financial Services Group, Inc. (The)	322,781	51,525,531
Truist Financial Corp.	920,838	51,861,596
U.S. Bancorp (a)	1,278,375	75,794,854
Wells Fargo & Co.	1,443,175	77,642,815

		519,988,755

Beverages—1.9%
Diageo plc	1,170,687	49,332,359
PepsiCo, Inc.	134,576	18,392,502

		67,724,861

Building Products—1.2%
Johnson Controls International plc	999,114	40,673,931

Capital Markets—6.7%
Bank of New York Mellon Corp. (The)	597,416	30,067,947
BlackRock, Inc.	66,888	33,624,598
Goldman Sachs Group, Inc. (The)	251,407	57,806,012
Moody’s Corp. (a)	116,328	27,617,430
Nasdaq, Inc.	380,513	40,752,942
State Street Corp.	364,765	28,852,912
T. Rowe Price Group, Inc. (a)	140,313	17,095,736

		235,817,577

Chemicals—3.9%
Corteva, Inc.	137,802	4,073,427
DuPont de Nemours, Inc.	428,296	27,496,603
PPG Industries, Inc. (a)	507,249	67,712,669
Sherwin-Williams Co. (The)	65,645	38,306,484

		137,589,183

Consumer Finance—0.7%
American Express Co.	209,570	26,089,369

Diversified Telecommunication Services—0.5%
Verizon Communications, Inc.	266,204	16,344,926

Electric Utilities—5.9%
Duke Energy Corp.	856,201	78,094,093
FirstEnergy Corp.	984,759	47,859,288
Southern Co. (The)	1,012,663	64,506,633
Xcel Energy, Inc.	262,594	16,672,093

		207,132,107

Electrical Equipment—1.2%
Eaton Corp. plc	443,717	42,028,874

Equity Real Estate Investment Trusts—0.3%
Public Storage	54,152	11,532,210

Food Products—3.0%
Archer-Daniels-Midland Co.	421,053	19,515,807
Danone S.A.	183,794	15,255,568
J.M. Smucker Co. (The) (a)	110,684	11,525,525
Nestle S.A.	534,122	57,864,931

		104,161,831

Health Care Equipment & Supplies—6.0%
Abbott Laboratories	518,625	45,047,767
Danaher Corp.	410,143	62,948,748
Medtronic plc (a)	889,028	100,860,227

		208,856,742

Health Care Providers & Services—2.7%
Cigna Corp.	348,056	71,173,971
McKesson Corp.	166,061	22,969,558

		94,143,529

Household Products—1.2%
Colgate-Palmolive Co.	92,948	6,398,540
Kimberly-Clark Corp.	84,631	11,640,994
Procter & Gamble Co. (The)	60,671	7,577,808
Reckitt Benckiser Group plc	180,746	14,677,658

		40,295,000

Industrial Conglomerates—2.9%
3M Co. (a)	174,955	30,865,561
Honeywell International, Inc.	390,876	69,185,052

		100,050,613

Insurance—7.7%
Aon plc	393,470	81,955,866
Chubb, Ltd.	464,202	72,257,683
Marsh & McLennan Cos., Inc. (a)	463,855	51,678,086
Travelers Cos., Inc. (The)	456,442	62,509,732

		268,401,367

IT Services—5.9%
Accenture plc - Class A	454,693	95,744,705
Cognizant Technology Solutions Corp. - Class A	215,174	13,345,091
Fidelity National Information Services, Inc.	332,447	46,240,053

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Fiserv, Inc. (b)	450,758	$52,121,148

		207,450,997

Life Sciences Tools & Services—1.4%
Thermo Fisher Scientific, Inc.	152,044	49,394,534

Machinery—3.9%
Illinois Tool Works, Inc. (a)	332,503	59,727,514
Ingersoll-Rand plc	274,148	36,439,752
Stanley Black & Decker, Inc.	241,370	40,004,664

		136,171,930

Media—2.9%
Comcast Corp. - Class A	2,170,011	97,585,395
Omnicom Group, Inc. (a)	63,215	5,121,679

		102,707,074

Oil, Gas & Consumable Fuels—3.4%
Chevron Corp.	224,565	27,062,328
EOG Resources, Inc.	299,519	25,087,712
Exxon Mobil Corp.	325,699	22,727,276
Pioneer Natural Resources Co.	90,340	13,674,766
Suncor Energy, Inc.	875,430	28,692,234

		117,244,316

Pharmaceuticals—7.1%
Johnson & Johnson	800,389	116,752,743
Merck & Co., Inc.	429,369	39,051,110
Novartis AG	82,910	7,855,090
Pfizer, Inc.	1,725,465	67,603,719
Roche Holding AG	48,511	15,730,082

		246,992,744

Professional Services—0.8%
Equifax, Inc. (a)	207,665	29,098,020

Road & Rail—1.8%
Canadian National Railway Co.	213,331	19,295,789
Union Pacific Corp.	249,929	45,184,664

		64,480,453

Semiconductors & Semiconductor Equipment—3.2%
Analog Devices, Inc.	187,076	22,232,112
NXP Semiconductors NV	126,352	16,079,555
Texas Instruments, Inc.	581,137	74,554,066

		112,865,733

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc. (a)	170,599	2,533,395

Tobacco—1.8%
Altria Group, Inc.	320,012	15,971,799

Tobacco—(Continued)
Philip Morris International, Inc.	552,032	46,972,403

		62,944,202

Total Common Stocks (Cost $2,366,693,245)		3,450,529,026

Short-Term Investments—1.2%

Discount Note—1.2%
Federal Home Loan Bank 0.507%, 01/02/20 (c)	41,987,000	41,987,000

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $241,684; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $246,528.	241,676	241,676

Total Short-Term Investments (Cost $42,227,510)		42,228,676

Securities Lending Reinvestments (d)—4.5%

Certificates of Deposit—3.0%
Agricultural Bank of China 2.250%, 01/24/20	3,000,000	3,000,003
Bank of Montreal (Chicago) 1.710%, SOFR + 0.170%, 02/07/20 (e)	5,000,000	4,999,775
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (e)	8,000,000	7,999,288
2.182%, 3M LIBOR + 0.170%, 01/09/20 (e)	5,000,000	5,000,335
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (e)	3,000,000	2,999,820
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (e)	7,000,000	7,000,210
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (e)	10,000,000	10,000,560
Credit Industriel et Commercial 1.864%, 1M LIBOR + 0.160%, 03/05/20 (e)	5,000,000	4,999,770
Credit Suisse AG 2.000%, SOFR + 0.460%, 11/03/20 (e)	2,000,000	2,001,018
KBC Bank NV 2.080%, 03/12/20	2,000,000	2,000,460
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (e)	6,000,000	5,999,904
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (e)	6,000,000	5,999,700
Royal Bank of Canada New York 1.830%, SOFR + 0.290%, 07/16/20 (e)	5,000,000	4,998,625
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (e)	5,000,000	4,999,985
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (e)	3,000,000	3,000,057

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (e)	4,000,000	$3,999,788
2.005%, 1M LIBOR + 0.220%, 07/22/20 (e)	7,000,000	7,000,882
Toronto-Dominion Bank 1.874%, 1M LIBOR + 0.180%, 06/03/20 (e)	3,000,000	3,000,158
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (e)	15,000,000	14,999,959

		104,000,297

Commercial Paper—0.7%
Bank of China, Ltd. 2.280%, 03/09/20	994,300	996,017
Mont Blanc Capital, Corp. 2.020%, 03/19/20	2,343,706	2,345,869
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (e)	5,000,000	5,000,000
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (e)	5,000,000	4,999,935
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (e)	7,000,000	7,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (e)	3,999,692	3,999,140

		24,340,961

Repurchase Agreements—0.6%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $3,618,308; collateralized by various Common Stock with an aggregate market value of $3,960,000.	3,600,000	3,600,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $4,021,978; collateralized by various Common Stock with an aggregate market value of $4,400,526.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $10,519,294; collateralized by various Common Stock with an aggregate market value of $11,550,002.	10,500,000	10,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $941,835; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $960,590.	941,755	941,755

		19,041,755

Time Deposit—0.1%
Shinkin Central Bank 2.260%, 01/08/20	3,000,000	3,000,000

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—0.1%
Goldman Sachs Financial Square Government Fund, Institutional Class, 1.510% (f)	4,000,000	4,000,000

Total Securities Lending Reinvestments (Cost $154,383,031)		154,383,013

Total Investments—104.4% (Cost $2,563,303,786)		3,647,140,715
Other assets and liabilities (net)—(4.4)%		(152,667,486)

Net Assets—100.0%		$3,494,473,229

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $151,198,370 and the collateral received consisted of cash in the amount of $154,379,453. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$157,013,313	$—	$—	$157,013,313
Auto Components	37,178,762	—	—	37,178,762
Automobiles	3,622,678	—	—	3,622,678
Banks	519,988,755	—	—	519,988,755
Beverages	18,392,502	49,332,359	—	67,724,861
Building Products	40,673,931	—	—	40,673,931
Capital Markets	235,817,577	—	—	235,817,577
Chemicals	137,589,183	—	—	137,589,183
Consumer Finance	26,089,369	—	—	26,089,369
Diversified Telecommunication Services	16,344,926	—	—	16,344,926
Electric Utilities	207,132,107	—	—	207,132,107
Electrical Equipment	42,028,874	—	—	42,028,874
Equity Real Estate Investment Trusts	11,532,210	—	—	11,532,210
Food Products	31,041,332	73,120,499	—	104,161,831
Health Care Equipment & Supplies	208,856,742	—	—	208,856,742
Health Care Providers & Services	94,143,529	—	—	94,143,529
Household Products	25,617,342	14,677,658	—	40,295,000
Industrial Conglomerates	100,050,613	—	—	100,050,613
Insurance	268,401,367	—	—	268,401,367
IT Services	207,450,997	—	—	207,450,997
Life Sciences Tools & Services	49,394,534	—	—	49,394,534
Machinery	136,171,930	—	—	136,171,930
Media	102,707,074	—	—	102,707,074
Oil, Gas & Consumable Fuels	88,552,082	28,692,234	—	117,244,316
Pharmaceuticals	223,407,571	23,585,173	—	246,992,744
Professional Services	29,098,020	—	—	29,098,020
Road & Rail	64,480,453	—	—	64,480,453
Semiconductors & Semiconductor Equipment	112,865,733	—	—	112,865,733
Textiles, Apparel & Luxury Goods	2,533,395	—	—	2,533,395
Tobacco	62,944,202	—	—	62,944,202
Total Common Stocks	3,261,121,103	189,407,923	—	3,450,529,026
Total Short-Term Investments*	—	42,228,676	—	42,228,676
Securities Lending Reinvestments
Certificates of Deposit	—	104,000,297	—	104,000,297
Commercial Paper	—	24,340,961	—	24,340,961
Repurchase Agreements	—	19,041,755	—	19,041,755
Time Deposit	—	3,000,000	—	3,000,000
Mutual Fund	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	150,383,013	—	154,383,013
Total Investments	$3,265,121,103	$382,019,612	$—	$3,647,140,715

Collateral for Securities Loaned (Liability)	$—	$(154,379,453)	$—	$(154,379,453)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$3,647,140,715
Receivable for:
Investments sold	162,348
Fund shares sold	75,816
Dividends and interest	5,376,330
Prepaid expenses	9,801

Total Assets	3,652,765,010
Liabilities
Cash due to Custodian denominated in foreign currencies (c)	162,318
Collateral for securities loaned	154,379,453
Payables for:
Fund shares redeemed	1,330,060
Accrued Expenses:
Management fees	1,623,184
Distribution and service fees	217,460
Deferred trustees’ fees	293,081
Other expenses	286,225

Total Liabilities	158,291,781

Net Assets	$3,494,473,229

Net Assets Consist of:
Paid in surplus	$2,153,428,501
Distributable earnings (Accumulated losses)	1,341,044,728

Net Assets	$3,494,473,229

Net Assets
Class A	$2,400,255,783
Class B	948,803,979
Class D	12,563,940
Class E	132,849,527
Capital Shares Outstanding*
Class A	145,969,317
Class B	58,563,100
Class D	767,321
Class E	8,141,748
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.44
Class B	16.20
Class D	16.37
Class E	16.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,563,303,786.
(b)	Includes securities loaned at value of $151,198,370.
(c)	Identified cost of cash due to Custodian denominated in foreign currencies was $161,765.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$81,346,108
Interest	433,448
Securities lending income	935,805

Total investment income	82,715,361
Expenses
Management fees	20,875,537
Administration fees	126,094
Custodian and accounting fees	113,244
Distribution and service fees—Class B	2,290,573
Distribution and service fees—Class D	12,014
Distribution and service fees—Class E	191,407
Audit and tax services	44,852
Legal	42,492
Trustees’ fees and expenses	60,867
Shareholder reporting	179,442
Insurance	23,851
Miscellaneous	29,004

Total expenses	23,989,377
Less management fee waiver	(2,069,903)

Net expenses	21,919,474

Net Investment Income	60,795,887

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	198,484,952
Foreign currency transactions	(29,752)

Net realized gain	198,455,200

Net change in unrealized appreciation on:
Investments	625,476,173
Foreign currency transactions	49,801

Net change in unrealized appreciation	625,525,974

Net realized and unrealized gain	823,981,174

Net Increase in Net Assets From Operations	$884,777,061

(a)	Net of foreign withholding taxes of $498,754.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$60,795,887	$63,975,060
Net realized gain	198,455,200	225,010,998
Net change in unrealized appreciation (depreciation)	625,525,974	(620,892,664)

Increase (decrease) in net assets from operations	884,777,061	(331,906,606)

From Distributions to Shareholders
Class A	(200,514,008)	(199,188,349)
Class B	(76,993,783)	(75,747,065)
Class D	(1,011,789)	(1,040,793)
Class E	(10,825,406)	(8,779,919)

Total distributions	(289,344,986)	(284,756,126)

Increase (decrease) in net assets from capital share transactions	(212,432,804)	344,812,584

Total increase (decrease) in net assets	382,999,271	(271,850,148)

Net Assets
Beginning of period	3,111,473,958	3,383,324,106

End of period	$3,494,473,229	$3,111,473,958

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	2,265,712	$34,695,691	3,124,465	$49,181,762
Shares issued through acquisition (a)	0	0	18,481,526	297,922,201
Reinvestments	13,631,136	200,514,008	13,217,541	199,188,349
Redemptions	(25,221,734)	(391,194,912)	(27,625,599)	(433,593,718)

Net increase (decrease)	(9,324,886)	$(155,985,213)	7,197,933	$112,698,594

Class B
Sales	2,030,736	$30,608,711	2,225,609	$34,665,285
Shares issued through acquisition (a)	0	0	14,961,618	238,039,342
Reinvestments	5,306,257	76,993,783	5,087,110	75,747,065
Redemptions	(10,432,967)	(158,575,166)	(11,644,783)	(181,299,374)

Net increase (decrease)	(3,095,974)	$(50,972,672)	10,629,554	$167,152,318

Class D
Sales	40,209	$627,509	7,677	$118,378
Reinvestments	69,064	1,011,789	69,294	1,040,793
Redemptions	(141,037)	(2,176,742)	(180,442)	(2,789,514)

Net decrease	(31,764)	$(537,444)	(103,471)	$(1,630,343)

Class E
Sales	317,574	$4,861,450	2,143,711	$32,230,864
Shares issued through acquisition (a)	0	0	2,867,541	45,909,325
Reinvestments	740,959	10,825,406	586,109	8,779,919
Redemptions	(1,350,828)	(20,624,331)	(1,315,647)	(20,328,093)

Net increase (decrease)	(292,295)	$(4,937,475)	4,281,714	$66,592,015

Increase (decrease) derived from capital shares transactions		$(212,432,804)		$344,812,584

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.81	$16.63	$15.31	$15.09	$18.38

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.30	0.27	0.34 (b)	0.31
Net realized and unrealized gain (loss)	3.71	(1.87)	2.38	1.68	(0.23)

Total income (loss) from investment operations	4.00	(1.57)	2.65	2.02	0.08

Less Distributions
Distributions from net investment income	(0.31)	(0.24)	(0.34)	(0.36)	(0.50)
Distributions from net realized capital gains	(1.06)	(1.01)	(0.99)	(1.44)	(2.87)

Total distributions	(1.37)	(1.25)	(1.33)	(1.80)	(3.37)

Net Asset Value, End of Period	$16.44	$13.81	$16.63	$15.31	$15.09

Total Return (%) (c)	30.13	(10.05)	18.00	14.39	(0.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.66	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.57	0.57	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	1.86	1.89	1.70	2.25 (b)	1.87
Portfolio turnover rate (%)	12	7	13	14	12
Net assets, end of period (in millions)	$2,400.3	$2,144.8	$2,462.2	$2,222.2	$2,218.1

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.62	$16.41	$15.14	$14.94	$18.22

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.25	0.23	0.30 (b)	0.27
Net realized and unrealized gain (loss)	3.67	(1.83)	2.33	1.66	(0.23)

Total income (loss) from investment operations	3.91	(1.58)	2.56	1.96	0.04

Less Distributions
Distributions from net investment income	(0.27)	(0.20)	(0.30)	(0.32)	(0.45)
Distributions from net realized capital gains	(1.06)	(1.01)	(0.99)	(1.44)	(2.87)

Total distributions	(1.33)	(1.21)	(1.29)	(1.76)	(3.32)

Net Asset Value, End of Period	$16.20	$13.62	$16.41	$15.14	$14.94

Total Return (%) (c)	29.85	(10.24)	17.58	14.10	(0.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.91	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (d)	0.82	0.82	0.83	0.83	0.83
Ratio of net investment income to average net assets (%)	1.61	1.65	1.45	2.01 (b)	1.62
Portfolio turnover rate (%)	12	7	13	14	12
Net assets, end of period (in millions)	$948.8	$840.0	$837.6	$804.2	$739.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.76	$16.56	$15.26	$15.05	$18.33

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.28	0.25	0.32 (b)	0.29
Net realized and unrealized gain (loss)	3.69	(1.84)	2.36	1.67	(0.22)

Total income (loss) from investment operations	3.96	(1.56)	2.61	1.99	0.07

Less Distributions
Distributions from net investment income	(0.29)	(0.23)	(0.32)	(0.34)	(0.48)
Distributions from net realized capital gains	(1.06)	(1.01)	(0.99)	(1.44)	(2.87)

Total distributions	(1.35)	(1.24)	(1.31)	(1.78)	(3.35)

Net Asset Value, End of Period	$16.37	$13.76	$16.56	$15.26	$15.05

Total Return (%) (c)	29.96	(10.06)	17.81	14.23	(0.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.76	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (d)	0.67	0.67	0.68	0.68	0.68
Ratio of net investment income to average net assets (%)	1.76	1.78	1.60	2.15 (b)	1.77
Portfolio turnover rate (%)	12	7	13	14	12
Net assets, end of period (in millions)	$12.6	$11.0	$15.0	$14.4	$14.7

	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.71	$16.52	$15.22	$15.01	$18.29

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.27	0.24	0.31 (b)	0.29
Net realized and unrealized gain (loss)	3.70	(1.85)	2.36	1.67	(0.23)

Total income (loss) from investment operations	3.96	(1.58)	2.60	1.98	0.06

Less Distributions
Distributions from net investment income	(0.29)	(0.22)	(0.31)	(0.33)	(0.47)
Distributions from net realized capital gains	(1.06)	(1.01)	(0.99)	(1.44)	(2.87)

Total distributions	(1.35)	(1.23)	(1.30)	(1.77)	(3.34)

Net Asset Value, End of Period	$16.32	$13.71	$16.52	$15.22	$15.01

Total Return (%) (c)	30.00	(10.20)	17.80	14.20	(0.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.81	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.72	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.71	1.77	1.55	2.10 (b)	1.72
Portfolio turnover rate (%)	12	7	13	14	12
Net assets, end of period (in millions)	$132.8	$115.7	$68.6	$66.9	$66.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2019, the Portfolio had a payment of $162,318 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2019. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2019. The Portfolio’s average overdraft advances during the year ended December 31, 2019 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $241,676. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $19,041,755. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$397,724,296	$0	$841,905,142

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $175,232 in purchases and $1,335,738 in sales of investments, which are included above, and resulted in realized net gains of $648,815.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$20,875,537	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,562,593,824

Gross unrealized appreciation	1,116,740,177
Gross unrealized depreciation	(32,193,286)

Net unrealized appreciation (depreciation)	$1,084,546,891

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$63,308,950	$55,302,970	$226,036,036	$229,453,156	$289,344,986	$284,756,126

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$62,152,434	$194,611,988	$1,084,573,387	$—	$1,341,337,809

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

8. Acquisition

At the close of business on April 27, 2018, the Portfolio, with aggregate Class A, Class B, Class D and Class E net assets of $2,331,861,008, $782,456,827, $13,632,897 and $63,261,629, respectively, acquired all of the assets and liabilities of MFS Value Portfolio II, a series of the Brighthouse Funds Trust II.

The acquisition was accomplished by a tax-free exchange of 18,481,526 Class A shares of the Portfolio (valued at $297,922,201) for 46,681,887 Class A shares of MFS Value Portfolio II, 14,961,618 Class B shares of the Portfolio (valued at $238,039,342) for 37,761,303 Class B shares of MFS Value Portfolio II and 2,867,541 Class E shares of the Portfolio (valued at $45,909,325) for 7,236,556 Class E shares of MFS Value Portfolio II. Each shareholder of MFS Value Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of Brighthouse. Some of the investments held by MFS Value Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by MFS Value Portfolio II. All other costs associated with the merger were not borne by the shareholders of either Portfolio.

MFS Value Portfolio II’s net assets on April 27, 2018, were $297,922,201, $238,039,342 and $45,909,325 for Class A, Class B and Class E shares respectively, including investments valued at $581,700,541 with a cost basis of $544,585,228. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MFS Value Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,773,083,229, which included $37,115,313 of acquired unrealized appreciation on investments and foreign currency transactions.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the year ended December 31, 2018 are as follows:

Net Investment income	$67,291,557	(a)
Net realized and unrealized loss on investments	$(417,151,867	)(b)

Net decrease in net assets from operations	$(349,860,310)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Value Portfolio II that have been included in the Portfolio’s Statement of Operations since April 30, 2018.

(a)	$63,975,060 net investment income as reported at December 31, 2018, plus $3,020,381 from MFS Value Portfolio II pre-merger net investment income, plus $171,768 in lower net advisory fees, plus $124,348 of pro-forma eliminated other expenses.
(b)	$458,337,451 unrealized appreciation included within distributable earnings (accumulated losses) at December 31, 2018, minus $1,105,285,182 pro-forma December 31, 2017 unrealized appreciation, plus $225,010,998 net realized gain as reported at December 31, 2018, plus $4,784,866 in net realized gain from MFS Value Portfolio II pre-merger.

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Value Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-22

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs

BHFTII-23

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers

BHFTII-24

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned 29.68%, 29.41%, and 29.49%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 22.39%.

MARKET ENVIRONMENT / CONDITIONS

For 2019 as a whole, the U.S. stock market rallied sharply and posted its best calendar year since 2013. A “dovish pivot” by the U.S. Federal Reserve (the “Fed”), a resilient U.S. economy, generally solid corporate results, and an agreement on the first phase of the trade accord between the U.S. and China supported investor sentiment and triggered periods of robust risk appetite. These positives more than offset concerns over moderating growth overseas, Brexit (U.K.’s withdrawal from the European Union) uncertainties and a number of geopolitical issues. All told, the S&P 500 Index gained 31.49% in 2019. Small-cap stocks underperformed the overall stock market during the year, as the Russell 2000 Index rose 25.52%. Within the small-cap universe, the Russell 2000 Growth and Russell 2000 Value Indices returned 28.48% and 22.39%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio generated a strong return during the reporting period and significantly outperformed the Russell 2000 Value Index (the “Index”). Both stock selection and sector allocation were additive for returns during the period.

As we have seen in the past, our strategy, with its focus on high quality companies (those we believe have the potential to generate significant free cash flow, produce above-average profitability supported by competitive barriers to entry, maintain generally strong balance sheets, and whose business models are less volatile and/or less economically sensitive) tends to outperform in periods of slower economic growth, or in periods characterized by investor fear and uncertainty. There were several periods during the year in which the market declined, and our high-quality bias provided a strong tailwind to the Portfolio’s relative results. Historically, we have seen our strategy underperform in up market environments that are characterized by falling interest rates, speculation and rising investor risk tolerance. In these up-market environments, we have seen the most cyclical (highest beta relative to the market), speculative (lowest market caps), and lowest quality companies (non-earners and lowest levels of profitability) outperform. However, in 2019, our continued focus on companies with above average profitability and strong earnings visibility was also rewarded in half of the up-market rallies, as investors worried about the future sustainability of U.S. economic growth.

In terms of stock selection, the Portfolio’s holdings in the Consumer Discretionary, Heath Care and Communication Services sectors were the most additive for relative returns. Within Consumer Discretionary, the Portfolio’s holdings in the specialty retail and auto component industries added the most to performance. Within the Health Care sector, the Portfolio’s heath care equipment & supplies industry holdings were the most beneficial for results. Within the Communication Services sector, holdings in the media industry were up sharply, significantly outperforming the benchmark’s offerings in this sector. On the downside, stock selection was negative in the Information Technology (“IT”), Consumer Staples and Materials sectors. Within the IT sector, the Portfolio’s higher quality positioning in the semiconductor & semiconductor equipment and electronic equipment industries were a drag on relative results. Within the Consumer Staples sector, the Portfolio’s food product and household product holdings detracted from relative results. In terms of the Materials sector, the paper & forest products industry was the most significant detractor from performance.

Examples of individual stocks that contributed to the Portfolio’s relative performance during the reporting period were Fair Isaac Corp., Manhattan Associates, Inc., and Pool Corp. Fair Isaac Corp. provides decision management tools used to automate and improve business performance. The company is most known for its industry-standard “FICO” score that leverages the company’s data scale and predictive analytics capabilities. The stock performed well after reporting a series of earnings results that highlighted strong recurring revenue growth and margin expansion. Manhattan Associates, Inc. provides software solutions that enable the efficient movement of goods through the supply chain. The stock performed well on the back of strong results, with particular strength in new subscription offerings. Pool Corp. is a leading wholesale distributor of swimming pool supplies in the U.S. The company has scale-related advantages that drive industry-leading growth, margins and returns. The stock performed well, as the company delivered solid results that were in line with investor expectations.

A number of individual holdings were negative for performance, including Centennial Resource Development, Inc., Lancaster Colony Corp., and Healthcare Services Group, Inc. Centennial Resource Development, Inc. is an oil and natural gas exploration and production company focused in the Delaware Basin. The stock underperformed after the company reported that it expects lower production growth and continued cash expenditures, along with and due to weakness in the broader exploration and production subsector in 2019. We exited the position during the reporting period. Lancaster Colony Corp. is a manufacturer and marketer of specialty foods for the retail and foodservice markets. The company has leading market shares and delivers consistent (albeit modest) top-line growth and healthy free cash flow. The stock performed poorly due to the company entering the year with a rich valuation. In addition, Lancaster Colony Corp. experienced operating pressures related to slowing end markets and integration challenges associated with recent acquisitions. Healthcare Services Group, Inc. is the largest provider of housekeeping, laundry services and food service to the long-term care industry. The stock performed poorly due to weak results related to challenges facing the company’s primary customers (nursing homes). We exited the position during the reporting period.

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

Sector allocation, overall, also contributed to the Portfolio’s relative performance during the reporting period. In particular, an overweight to IT and underweight to Energy added the most value. In contrast, having no allocation to the Real Estate sector and an overweight to the Health Care sector detracted from relative performance.

In terms of portfolio changes, we made a number of adjustments on the margin throughout the reporting period. While the Portfolio’s sector allocations are driven by stock selection, at the end of the reporting period its largest overweight allocations versus the benchmark were IT, Health Care and Industrials. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials, Real Estate and Utilities.

Judith M. Vale

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	29.68	10.82	12.60
Class B	29.41	10.56	12.33
Class E	29.49	10.66	12.44
Russell 2000 Value Index	22.39	6.99	10.57

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Pool Corp.	2.6
Fair Isaac Corp.	2.4
Aspen Technology, Inc.	2.3
West Pharmaceutical Services, Inc.	2.2
Manhattan Associates, Inc.	2.0
Bio-Techne Corp.	2.0
Chemed Corp.	2.0
Tyler Technologies, Inc.	1.9
MarketAxess Holdings, Inc.	1.9
Haemonetics Corp.	1.8

Top Sectors

% of Net Assets
Information Technology	23.6
Industrials	17.1
Financials	16.7
Health Care	15.0
Consumer Discretionary	10.9
Materials	4.8
Consumer Staples	4.2
Communication Services	3.3
Energy	2.3
Real Estate	1.0

BHFTII-3

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.85%	$1,000.00	$1,057.60	$4.41
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B (a)	Actual	1.10%	$1,000.00	$1,056.30	$5.70
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E (a)	Actual	1.00%	$1,000.00	$1,056.40	$5.18
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.2%
Astronics Corp. (a)	93,726	$2,619,642

Air Freight & Logistics—0.5%
Forward Air Corp.	80,676	5,643,286

Airlines—0.7%
Allegiant Travel Co.	43,950	7,649,058

Auto Components—2.4%
Fox Factory Holding Corp. (a)	222,005	15,444,888
LCI Industries	97,495	10,444,639

		25,889,527

Banks—11.3%
Bank of Hawaii Corp.	167,660	15,954,526
Bank OZK	233,381	7,119,287
BOK Financial Corp.	98,037	8,568,434
Columbia Banking System, Inc.	229,620	9,342,090
Community Bank System, Inc.	163,377	11,589,964
Cullen/Frost Bankers, Inc.	117,093	11,449,354
CVB Financial Corp.	493,660	10,653,183
First Financial Bankshares, Inc.	400,170	14,045,967
First Hawaiian, Inc.	455,945	13,154,013
Glacier Bancorp, Inc.	170,850	7,857,391
Lakeland Financial Corp.	71,210	3,484,305
Prosperity Bancshares, Inc.	103,113	7,412,794

		120,631,308

Beverages—0.0%
MGP Ingredients, Inc.	6,430	311,534

Biotechnology—1.2%
Abcam plc	205,985	3,692,332
Emergent BioSolutions, Inc. (a)	174,555	9,417,242

		13,109,574

Building Products—1.0%
AAON, Inc.	217,242	10,733,927

Capital Markets—3.7%
Artisan Partners Asset Management, Inc. - Class A	110,435	3,569,259
FactSet Research Systems, Inc.	23,855	6,400,297
Hamilton Lane, Inc. - Class A	62,585	3,730,066
Houlihan Lokey, Inc.	110,385	5,394,515
MarketAxess Holdings, Inc.	52,695	19,977,201

		39,071,338

Chemicals—2.5%
Chase Corp.	52,065	6,168,661
Ingevity Corp. (a)	63,125	5,515,863
NewMarket Corp.	11,472	5,581,357
Quaker Chemical Corp.	54,175	8,912,871

		26,178,752

Commercial Services & Supplies—3.8%
IAA, Inc. (a)	123,750	5,823,675
MSA Safety, Inc.	103,615	13,092,792
Rollins, Inc.	324,355	10,755,612
Tetra Tech, Inc.	59,595	5,134,705
UniFirst Corp.	29,785	6,015,974

		40,822,758

Communications Equipment—1.0%
NetScout Systems, Inc. (a)	425,080	10,231,676

Construction & Engineering—0.9%
Valmont Industries, Inc.	62,030	9,290,853

Construction Materials—0.9%
Eagle Materials, Inc.	100,095	9,074,613

Containers & Packaging—1.2%
AptarGroup, Inc.	108,054	12,493,204

Distributors—2.6%
Pool Corp.	131,710	27,972,570

Diversified Consumer Services—1.3%
Bright Horizons Family Solutions, Inc. (a)	95,105	14,293,330

Electronic Equipment, Instruments & Components—6.1%
Cognex Corp.	201,120	11,270,765
Littelfuse, Inc.	77,560	14,837,228
Novanta, Inc. (a)	135,130	11,950,897
Rogers Corp. (a)	122,855	15,323,704
Zebra Technologies Corp. - Class A (a)	47,062	12,021,517

		65,404,111

Energy Equipment & Services—1.2%
Apergy Corp. (a)	119,105	4,023,367
Cactus, Inc. - Class A	136,300	4,677,816
Pason Systems, Inc.	370,030	3,745,925

		12,447,108

Food & Staples Retailing—0.3%
Grocery Outlet Holding Corp. (a)	102,225	3,317,201

Food Products—1.5%
Calavo Growers, Inc.	8,655	784,057
J&J Snack Foods Corp.	36,349	6,698,030
Lancaster Colony Corp.	55,340	8,859,934

		16,342,021

Health Care Equipment & Supplies—7.9%
Atrion Corp.	11,685	8,781,278
Cantel Medical Corp.	131,527	9,325,264
Haemonetics Corp. (a)	170,321	19,569,883
Heska Corp. (a)	36,255	3,478,305
IDEXX Laboratories, Inc. (a)	54,395	14,204,166

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Neogen Corp. (a)	75,520	$4,928,435
West Pharmaceutical Services, Inc.	158,366	23,807,161

		84,094,492

Health Care Providers & Services—3.0%
Chemed Corp.	47,411	20,825,756
National Research Corp.	74,070	4,884,176
U.S. Physical Therapy, Inc.	51,305	5,866,726

		31,576,658

Health Care Technology—0.2%
Simulations Plus, Inc.	70,970	2,063,098

Hotels, Restaurants & Leisure—0.8%
Texas Roadhouse, Inc.	154,350	8,692,992

Household Products—2.3%
Church & Dwight Co., Inc.	170,570	11,997,894
WD-40 Co.	67,145	13,035,530

		25,033,424

Industrial Conglomerates—0.3%
Raven Industries, Inc.	97,369	3,355,336

Insurance—1.8%
AMERISAFE, Inc.	112,980	7,460,069
RLI Corp.	127,480	11,475,750

		18,935,819

IT Services—1.3%
Computer Services, Inc.	22,715	1,010,818
Jack Henry & Associates, Inc.	85,950	12,520,336

		13,531,154

Life Sciences Tools & Services—2.7%
Bio-Techne Corp.	95,135	20,883,084
ICON plc (a)	48,087	8,282,024

		29,165,108

Machinery—6.0%
Graco, Inc.	154,665	8,042,580
Kadant, Inc.	28,295	2,980,595
Lindsay Corp.	44,670	4,287,873
Middleby Corp. (The) (a)	67,320	7,372,886
Nordson Corp.	61,992	10,094,777
RBC Bearings, Inc. (a)	97,440	15,428,650
Toro Co. (The)	200,065	15,939,179

		64,146,540

Media—3.3%
Cable One, Inc.	8,345	12,421,282
Gray Television, Inc. (a)	233,415	5,004,418

Media—(Continued)
Nexstar Media Group, Inc. - Class A	150,730	17,673,092

		35,098,792

Multiline Retail—0.4%
Ollie’s Bargain Outlet Holdings, Inc. (a)	66,110	4,317,644

Oil, Gas & Consumable Fuels—1.2%
Matador Resources Co. (a)	330,325	5,935,940
WPX Energy, Inc. (a)	487,130	6,693,166

		12,629,106

Paper & Forest Products—0.4%
Stella-Jones, Inc.	129,785	3,749,977

Professional Services—1.6%
Exponent, Inc.	253,237	17,475,885

Real Estate Management & Development—1.0%
FirstService Corp.	109,930	10,227,887

Semiconductors & Semiconductor Equipment—4.3%
Cabot Microelectronics Corp.	118,920	17,162,534
MKS Instruments, Inc.	93,750	10,313,438
Power Integrations, Inc.	188,125	18,607,444

		46,083,416

Software—10.9%
Altair Engineering, Inc. - Class A (a)	150,655	5,410,021
Aspen Technology, Inc. (a)	203,420	24,599,581
Fair Isaac Corp. (a)	67,720	25,373,330
Manhattan Associates, Inc. (a)	272,271	21,713,612
Model N, Inc. (a)	108,360	3,800,185
Qualys, Inc. (a)	178,440	14,876,543
Tyler Technologies, Inc. (a)	68,925	20,678,878

		116,452,150

Specialty Retail—3.3%
Asbury Automotive Group, Inc. (a)	78,660	8,793,402
Floor & Decor Holdings, Inc. - Class A (a)	129,515	6,580,657
Lithia Motors, Inc. - Class A	50,140	7,370,580
Monro, Inc.	89,390	6,990,298
Tractor Supply Co.	54,000	5,045,760

		34,780,697

Trading Companies & Distributors—1.9%
Applied Industrial Technologies, Inc.	48,296	3,220,860
Richelieu Hardware, Ltd.	159,685	3,336,224
SiteOne Landscape Supply, Inc. (a)	64,095	5,810,212
Watsco, Inc.	44,640	8,041,896

		20,409,192

Total Common Stocks (Cost $632,418,951)		1,055,346,758

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investment—1.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $12,534,425; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $12,789,514.	12,534,007	$12,534,007

Total Short-Term Investments (Cost $12,534,007)		12,534,007

Total Investments—100.1% (Cost $644,952,958)		1,067,880,765
Other assets and liabilities (net)—(0.1)%		(671,152)

Net Assets—100.0%		$1,067,209,613

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$2,619,642	$—	$—	$2,619,642
Air Freight & Logistics	5,643,286	—	—	5,643,286
Airlines	7,649,058	—	—	7,649,058
Auto Components	25,889,527	—	—	25,889,527
Banks	120,631,308	—	—	120,631,308
Beverages	311,534	—	—	311,534
Biotechnology	9,417,242	3,692,332	—	13,109,574
Building Products	10,733,927	—	—	10,733,927
Capital Markets	39,071,338	—	—	39,071,338
Chemicals	26,178,752	—	—	26,178,752
Commercial Services & Supplies	40,822,758	—	—	40,822,758
Communications Equipment	10,231,676	—	—	10,231,676
Construction & Engineering	9,290,853	—	—	9,290,853
Construction Materials	9,074,613	—	—	9,074,613
Containers & Packaging	12,493,204	—	—	12,493,204
Distributors	27,972,570	—	—	27,972,570
Diversified Consumer Services	14,293,330	—	—	14,293,330
Electronic Equipment, Instruments & Components	65,404,111	—	—	65,404,111
Energy Equipment & Services	12,447,108	—	—	12,447,108
Food & Staples Retailing	3,317,201	—	—	3,317,201
Food Products	16,342,021	—	—	16,342,021
Health Care Equipment & Supplies	84,094,492	—	—	84,094,492
Health Care Providers & Services	31,576,658	—	—	31,576,658
Health Care Technology	2,063,098	—	—	2,063,098
Hotels, Restaurants & Leisure	8,692,992	—	—	8,692,992
Household Products	25,033,424	—	—	25,033,424
Industrial Conglomerates	3,355,336	—	—	3,355,336
Insurance	18,935,819	—	—	18,935,819
IT Services	13,531,154	—	—	13,531,154
Life Sciences Tools & Services	29,165,108	—	—	29,165,108
Machinery	64,146,540	—	—	64,146,540
Media	35,098,792	—	—	35,098,792
Multiline Retail	4,317,644	—	—	4,317,644
Oil, Gas & Consumable Fuels	12,629,106	—	—	12,629,106
Paper & Forest Products	—	3,749,977	—	3,749,977
Professional Services	17,475,885	—	—	17,475,885
Real Estate Management & Development	10,227,887	—	—	10,227,887
Semiconductors & Semiconductor Equipment	46,083,416	—	—	46,083,416
Software	116,452,150	—	—	116,452,150
Specialty Retail	34,780,697	—	—	34,780,697
Trading Companies & Distributors	17,072,968	3,336,224	—	20,409,192
Total Common Stocks	1,044,568,225	10,778,533	—	1,055,346,758
Total Short-Term Investment*	—	12,534,007	—	12,534,007
Total Investments	$1,044,568,225	$23,312,540	$—	$1,067,880,765

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$1,067,880,765
Receivable for:
Investments sold	400,421
Fund shares sold	214,256
Dividends and interest	410,828
Prepaid expenses	2,997

Total Assets	1,068,909,267
Liabilities
Payables for:
Investments purchased	76,935
Fund shares redeemed	478,071
Accrued Expenses:
Management fees	729,291
Distribution and service fees	76,713
Deferred trustees’ fees	168,039
Other expenses	170,605

Total Liabilities	1,699,654

Net Assets	$1,067,209,613

Net Assets Consist of:
Paid in surplus	$570,694,086
Distributable earnings (Accumulated losses)	496,515,527

Net Assets	$1,067,209,613

Net Assets
Class A	$670,872,297
Class B	313,854,450
Class E	82,482,866
Capital Shares Outstanding*
Class A	32,329,531
Class B	15,485,017
Class E	4,038,397
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.75
Class B	20.27
Class E	20.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $644,952,958.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$11,090,552
Interest	108,650

Total investment income	11,199,202
Expenses
Management fees	8,527,475
Administration fees	46,962
Custodian and accounting fees	86,855
Distribution and service fees—Class B	761,890
Distribution and service fees—Class E	123,594
Audit and tax services	43,750
Legal	42,448
Trustees’ fees and expenses	60,868
Shareholder reporting	140,232
Insurance	7,084
Miscellaneous	17,122

Total expenses	9,858,280
Less management fee waiver	(125,000)
Less broker commission recapture	(42,605)

Net expenses	9,690,675

Net Investment Income	1,508,527

Net Realized and Unrealized Gain
Net realized gain on:
Investments	73,102,159
Foreign currency transactions	925

Net realized gain	73,103,084

Net change in unrealized appreciation on investments	188,707,820

Net realized and unrealized gain	261,810,904

Net Increase in Net Assets From Operations	$263,319,431

(a)	Net of foreign withholding taxes of $64,917.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,508,527	$1,908,501
Net realized gain	73,103,084	141,690,114
Net change in unrealized appreciation (depreciation)	188,707,820	(200,862,363)

Increase (decrease) in net assets from operations	263,319,431	(57,263,748)

From Distributions to Shareholders
Class A	(89,890,338)	(86,103,283)
Class B	(42,337,500)	(40,710,795)
Class E	(11,438,849)	(11,303,616)

Total distributions	(143,666,687)	(138,117,694)

Increase (decrease) in net assets from capital share transactions	23,948,077	(84,603,711)

Total increase (decrease) in net assets	143,600,821	(279,985,153)

Net Assets
Beginning of period	923,608,792	1,203,593,945

End of period	$1,067,209,613	$923,608,792

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	640,300	$12,851,388	618,063	$12,532,116
Reinvestments	4,711,234	89,890,338	4,053,827	86,103,283
Redemptions	(4,141,419)	(85,121,997)	(7,552,333)	(170,531,944)

Net increase (decrease)	1,210,115	$17,619,729	(2,880,443)	$(71,896,545)

Class B
Sales	682,892	$13,583,791	515,822	$10,612,459
Reinvestments	2,267,675	42,337,500	1,953,493	40,710,795
Redemptions	(2,407,782)	(48,262,036)	(2,807,089)	(60,981,769)

Net increase (decrease)	542,785	$7,659,255	(337,774)	$(9,658,515)

Class E
Sales	27,760	$560,873	36,138	$713,830
Reinvestments	608,449	11,438,849	539,295	11,303,616
Redemptions	(658,478)	(13,330,629)	(692,542)	(15,066,097)

Net decrease	(22,269)	$(1,330,907)	(117,109)	$(3,048,651)

Increase (decrease) derived from capital shares transactions		$23,948,077		$(84,603,711)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$18.56		$22.65	$21.38	$18.10		$18.07

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.06	0.08	0.08	(b)	0.08
Net realized and unrealized gain (loss)	5.19		(1.21)	3.11	3.29		0.03

Total income (loss) from investment operations	5.24		(1.15)	3.19	3.37		0.11

Less Distributions
Distributions from net investment income	(0.05)		(0.08)	(0.09)	(0.09)		(0.08)
Distributions from net realized capital gains	(3.00)		(2.86)	(1.83)	0.00		0.00

Total distributions	(3.05)		(2.94)	(1.92)	(0.09)		(0.08)

Net Asset Value, End of Period	$20.75		$18.56	$22.65	$21.38		$18.10

Total Return (%) (c)	29.68		(6.70)	15.75	18.68		0.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87		0.86	0.85	0.85		0.84
Net ratio of expenses to average net assets (%) (d)	0.85		0.84	0.84	0.84		0.83
Ratio of net investment income to average net assets (%)	0.23		0.25	0.36	0.43	(b)	0.42
Portfolio turnover rate (%)	11		12	17	19		16
Net assets, end of period (in millions)	$670.9		$577.6	$770.2	$764.5		$814.6

	Class B
	Year Ended December 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$18.18		$22.25	$21.03	$17.80		$17.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(e)	0.00 (e)	0.02	0.04	(b)	0.03
Net realized and unrealized gain (loss)	5.09		(1.19)	3.07	3.23		0.04

Total income (loss) from investment operations	5.09		(1.19)	3.09	3.27		0.07

Less Distributions
Distributions from net investment income	0.00		(0.02)	(0.04)	(0.04)		(0.03)
Distributions from net realized capital gains	(3.00)		(2.86)	(1.83)	0.00		0.00

Total distributions	(3.00)		(2.88)	(1.87)	(0.04)		(0.03)

Net Asset Value, End of Period	$20.27		$18.18	$22.25	$21.03		$17.80

Total Return (%) (c)	29.41		(6.98)	15.49	18.39		0.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12		1.11	1.10	1.10		1.09
Net ratio of expenses to average net assets (%) (d)	1.10		1.09	1.09	1.09		1.08
Ratio of net investment income (loss) to average net assets (%)	(0.02)		0.01	0.11	0.19	(b)	0.17
Portfolio turnover rate (%)	11		12	17	19		16
Net assets, end of period (in millions)	$313.9		$271.7	$339.9	$333.1		$321.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$18.30	$22.38	$21.14	$17.89		$17.86

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.02	0.04	0.05	(b)	0.05
Net realized and unrealized gain (loss)	5.12	(1.19)	3.09	3.26		0.03

Total income (loss) from investment operations	5.14	(1.17)	3.13	3.31		0.08

Less Distributions
Distributions from net investment income	(0.02)	(0.05)	(0.06)	(0.06)		(0.05)
Distributions from net realized capital gains	(3.00)	(2.86)	(1.83)	0.00		0.00

Total distributions	(3.02)	(2.91)	(1.89)	(0.06)		(0.05)

Net Asset Value, End of Period	$20.42	$18.30	$22.38	$21.14		$17.89

Total Return (%) (c)	29.49	(6.89)	15.61	18.54		0.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.01	1.00	1.00		0.99
Net ratio of expenses to average net assets (%) (d)	1.00	0.99	0.99	0.99		0.98
Ratio of net investment income to average net assets (%)	0.08	0.11	0.21	0.29	(b)	0.27
Portfolio turnover rate (%)	11	12	17	19		16
Net assets, end of period (in millions)	$82.5	$74.3	$93.5	$93.4		$89.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $12,534,007, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$113,615,335	$0	$228,312,838

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$8,527,475	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $500 million

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$645,769,550

Gross unrealized appreciation	437,227,159
Gross unrealized depreciation	(15,115,944)

Net unrealized appreciation (depreciation)	$422,111,215

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$1,975,510	$5,033,142	$141,691,177	$133,084,552	$143,666,687	$138,117,694

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$1,341,200	$73,231,152	$422,111,215	$—	$496,683,567

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Genesis Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Neuberger Berman Genesis Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-21

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-22

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Management LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the one-year period ended June 30, 2019, underperformed the median of its Performance Universe for the three-year period ended June 30, 2019, and performed approximately equal to the median of its Performance Universe for the five-year period ended June 30, 2019. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2019, and underperformed the average of that same Morningstar Category for the three-year and five-year periods ended June 30, 2019. In addition, the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 30.99%, 30.59%, and 30.70%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 36.39%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks surged in 2019, as equities bounced back strongly from deep losses in the fourth quarter of 2018, which enabled several major indexes to hit new all-time highs in the latter part of the year. A major driver of market performance was that the Federal Reserve (the “Fed”), instead of continuing to raise short-term interest rates in 2019, decided to keep rates steady in the first half of the year but then reduced rates three times starting in late July as a “midcycle adjustment” of its monetary policy. Many other central banks around the world also reduced rates in response to slowing economic growth. In the closing months of the year, the Fed took steps to increase liquidity in short-term lending markets, in part by purchasing Treasury bills, which caused the central bank’s balance sheet to expand again.

Trade discussions between U.S. and China were another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the U.S. and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “phase one” trade deal was not officially struck until December 13th, when Chinese officials held a press conference in Beijing announcing that an agreement had been reached to reduce U.S. tariffs on some Chinese goods.

Domestic bond returns were positive for the year, as Treasury yields decreased across all maturities and the Fed reduced the federal funds target rate range three times by 25 basis points in the second half of the year. Shorter-term Treasury yields declined as the Fed pursued a looser monetary policy and provided liquidity to short-term lending markets in the final months of the year.

Stocks in developed non-U.S. equity markets increased strongly but underperformed U.S. shares. Bonds in developed non-U.S. markets produced positive returns in U.S. dollar terms, as the dollar weakened against most major currencies. Emerging markets debt appreciated strongly in dollar terms and outperformed bonds in developed markets.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio posted a positive return but underperformed its benchmark, the Russell 1000 Growth Index. Broadly speaking, stock selection primarily detracted from relative performance, while sector allocation also had a negative impact.

Information Technology (“IT”) was the largest relative detractor, primarily due to stock selection, although an underweight allocation also had a negative impact. The Portfolio’s underweight position in Apple detracted from relative performance as shares marched higher over the past twelve months, driven by accelerating growth of services and wearables, along with improving conditions for iPhone sales in China. We maintained an underweight position relative to the benchmark due to concerns over saturation and elongation of replacement cycles for smartphones and Apple’s ability to monetize its installed base of users as hardware reaches parity and operating systems become less differentiated.

Weak stock choices in Financials also held back relative performance. Shares of TD Ameritrade Holding underperformed over the past year due to unfavorable interest rate cuts by the Fed and fee pressure amongst online brokers that eventually pressured the company to drop its trading commissions to zero.

An underweight allocation and stock choices in the Health Care sector further detracted from relative performance, driven by a position in Cigna.

Conversely, Consumer Staples was the largest contributor to relative results, primarily due to an underweight allocation. We remained underweight in Consumer Staples companies given the sector’s relatively low long-term growth prospects. The defensive nature of the mature and stable companies that compose the sector would indicate that those companies tend to operate more predictable businesses and often pay dividends; however, for the most part they do not offer adequate growth to meet our investment criteria.

Utilities was another major contributor, due to an out-of-benchmark position.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the benchmark in Communication Services, Consumer Discretionary, Utilities and Energy. The Portfolio was underweight relative to the benchmark in IT, Consumer Staples, Health Care, Real Estate, Financials, Industrials, and Materials. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	30.99	14.38	15.13
Class B	30.59	14.09	14.84
Class E	30.70	14.21	14.96
Russell 1000 Growth Index	36.39	14.63	15.22

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Amazon.com, Inc.	6.5
Microsoft Corp.	6.1
Facebook, Inc. - Class A	5.7
Apple, Inc.	4.6
Visa, Inc. - Class A	3.8
MasterCard, Inc. - Class A	3.4
Alphabet, Inc. - Class A	3.2
Alphabet, Inc. - Class C	3.1
Alibaba Group Holding, Ltd. (ADR)	3.0
Boeing Co. (The)	2.7

Top Sectors

% of Net Assets
Information Technology	35.6
Consumer Discretionary	19.2
Communication Services	18.8
Health Care	12.2
Industrials	8.6
Financials	1.8
Utilities	1.4
Energy	0.7
Materials	0.6
Consumer Staples	0.5

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.55%	$1,000.00	$1,088.30	$2.90
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class B (a)	Actual	0.80%	$1,000.00	$1,086.70	$4.21
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class E (a)	Actual	0.70%	$1,000.00	$1,086.90	$3.68
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Boeing Co. (The)	203,086	$66,157,295

Auto Components—0.9%
Aptiv plc	238,674	22,666,870

Automobiles—1.5%
Ferrari NV	131,724	21,805,591
Tesla, Inc. (a) (b)	33,500	14,014,055

		35,819,646

Biotechnology—1.7%
Alexion Pharmaceuticals, Inc. (a)	66,731	7,216,958
Vertex Pharmaceuticals, Inc. (a)	160,569	35,156,582

		42,373,540

Capital Markets—1.1%
Intercontinental Exchange, Inc.	114,263	10,575,041
TD Ameritrade Holding Corp.	282,273	14,028,968
XP, Inc. - Class A (a) (b)	67,329	2,593,513

		27,197,522

Chemicals—0.6%
Linde plc	66,207	14,095,470

Electric Utilities—0.6%
NextEra Energy, Inc.	61,568	14,909,307

Electronic Equipment, Instruments & Components—0.5%
Hexagon AB - B Shares	207,162	11,606,990

Entertainment—4.1%
Netflix, Inc. (a)	163,039	52,754,529
Spotify Technology S.A. (a)	75,635	11,311,214
Tencent Music Entertainment Group (ADR) (a) (b)	834,013	9,791,313
Walt Disney Co. (The)	184,160	26,635,061

		100,492,117

Health Care Equipment & Supplies—4.7%
Alcon, Inc. (a)	204,696	11,595,970
Becton Dickinson & Co.	109,055	29,659,688
Intuitive Surgical, Inc. (a)	61,062	36,096,801
Stryker Corp.	175,675	36,881,210

		114,233,669

Health Care Providers & Services—5.8%
Anthem, Inc.	76,189	23,011,363
Centene Corp. (a) (b)	374,137	23,521,993
Cigna Corp. (a)	104,826	21,435,869
HCA Healthcare, Inc.	142,857	21,115,693
UnitedHealth Group, Inc.	151,052	44,406,267
WellCare Health Plans, Inc. (a)	22,913	7,566,102

		141,057,287

Hotels, Restaurants & Leisure—2.3%
Las Vegas Sands Corp.	235,107	16,231,787
MGM Resorts International	343,151	11,416,634

Hotels, Restaurants & Leisure—(Continued)
Restaurant Brands International, Inc.	76,922	4,905,316
Wynn Resorts, Ltd.	170,987	23,744,965

		56,298,702

Household Durables—0.2%
NVR, Inc. (a)	1,180	4,493,924

Industrial Conglomerates—1.6%
General Electric Co.	554,900	6,192,684
Honeywell International, Inc.	31,382	5,554,614
Roper Technologies, Inc. (b)	80,376	28,471,591

		40,218,889

Insurance—0.6%
Chubb, Ltd.	100,636	15,665,000

Interactive Media & Services—14.7%
Alphabet, Inc. - Class A (a)	58,270	78,046,255
Alphabet, Inc. - Class C (a)	56,838	75,993,543
Facebook, Inc. - Class A (a)	683,306	140,248,557
IAC/InterActiveCorp (a)	66,092	16,464,178
Match Group, Inc. (a) (b)	95,922	7,876,155
Tencent Holdings, Ltd.	838,885	40,466,592

		359,095,280

Internet & Direct Marketing Retail—10.6%
Alibaba Group Holding, Ltd. (ADR) (a)	340,742	72,271,378
Amazon.com, Inc. (a)	85,730	158,415,323
Booking Holdings, Inc. (a)	11,094	22,784,081
MercadoLibre, Inc. (a) (b)	11,114	6,356,541

		259,827,323

IT Services—12.4%
Fidelity National Information Services, Inc.	359,102	49,947,497
Fiserv, Inc. (a)	271,443	31,386,954
Global Payments, Inc. (b)	116,456	21,260,207
MasterCard, Inc. - Class A	281,440	84,035,170
PayPal Holdings, Inc. (a)	201,334	21,778,299
Stripe, Inc. - Class B (a) (c) (d) (e)	63,278	992,832
Visa, Inc. - Class A (b)	498,194	93,610,653

		303,011,612

Machinery—1.7%
Fortive Corp.	263,238	20,108,751
Wabtec Corp. (b)	265,276	20,638,473

		40,747,224

Multi-Utilities—0.8%
Sempra Energy	129,865	19,671,950

Multiline Retail—1.8%
Dollar General Corp.	54,965	8,573,441
Dollar Tree, Inc. (a)	174,765	16,436,648
Dollarama, Inc. (b)	514,973	17,699,161

		42,709,250

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—0.7%
Concho Resources, Inc.	73,800	$6,462,666
Pioneer Natural Resources Co.	64,155	9,711,142

		16,173,808

Professional Services—1.4%
Equifax, Inc.	72,390	10,143,287
TransUnion	280,401	24,005,129

		34,148,416

Road & Rail—1.1%
J.B. Hunt Transport Services, Inc. (b)	116,434	13,597,162
Uber Technologies, Inc. (a) (b)	85,513	2,543,157
Union Pacific Corp.	65,100	11,769,429

		27,909,748

Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc. (a)	290,900	13,340,674
ASML Holding NV	87,931	26,022,300
Marvell Technology Group, Ltd. (b)	771,646	20,494,918

		59,857,892

Software—14.3%
Atlassian Corp. plc - Class A (a)	46,456	5,590,515
Intuit, Inc.	123,620	32,379,787
Microsoft Corp.	947,766	149,462,698
Paycom Software, Inc. (a) (b)	33,941	8,986,219
Salesforce.com, Inc. (a)	264,893	43,082,197
ServiceNow, Inc. (a)	99,372	28,054,703
Slack Technologies, Inc. - Class A (a) (b)	374,256	8,413,275
Splunk, Inc. (a) (b)	176,574	26,445,488
Temenos AG (a)	80,882	12,787,592
VMware, Inc. - Class A (a) (b)	124,826	18,947,338
Workday, Inc. - Class A (a)	82,673	13,595,575
Zoom Video Communications, Inc. - Class A (a) (b)	7,464	507,851

		348,253,238

Specialty Retail—0.3%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	25,657	6,494,813

Technology Hardware, Storage & Peripherals—4.6%
Apple, Inc.	384,876	113,018,837

Textiles, Apparel & Luxury Goods—1.4%
lululemon athletica, Inc. (a)	61,576	14,265,312
NIKE, Inc. - Class B	201,029	20,366,248

		34,631,560

Tobacco—0.5%
Philip Morris International, Inc.	155,994	13,273,529

Total Common Stocks (Cost $1,593,094,519)		2,386,110,708

Convertible Preferred Stocks—2.1%
Security Description	Shares/ Principal Amount*	Value

Automobiles—0.5%
Aurora Innovation, Inc. - Series B (a) (c) (d) (e)	205,250	1,896,572
GM Cruise Holdings LLC - Series F (a) (c) (d) (e)	196,100	3,578,825
Rivian Automotive, Inc. - Series D (a) (c) (d) (e)	675,570	7,258,324

		12,733,721

Internet & Direct Marketing Retail—1.2%
Airbnb, Inc. - Series D (a) (c) (d) (e)	97,047	12,749,064
Airbnb, Inc. - Series E (a) (c) (d) (e)	9,760	1,282,171
ANT International Co., Ltd. - Class C (a) (c) (d) (e)	1,458,697	9,379,422
DoorDash, Inc. - Series G (a) (c) (d) (e)	10,069	1,910,060
Xiaoju Kuaizhi, Inc. - Series A-17 (a) (c) (d) (e)	91,053	4,637,521

		29,958,238

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Series E (a) (c) (d) (e)	60,866	856,993

Software—0.4%
Magic Leap, Inc. - Series C (a) (c) (d) (e)	124,428	2,865,950
Magic Leap, Inc. - Series D (a) (c) (d) (e)	90,348	2,195,456
UiPath, Inc. - Series D-1 (a) (c) (d) (e)	70,352	2,768,471
UiPath, Inc. - Series D-2 (a) (c) (d) (e)	11,813	464,862

		8,294,739

Total Convertible Preferred Stocks (Cost $40,724,523)		51,843,691

Short-Term Investment—0.3%

Mutual Fund—0.3%
T. Rowe Price Government Reserve Fund (f)	6,982,405	6,982,405

Total Short-Term Investments (Cost $6,982,405)		6,982,405

Securities Lending Reinvestments (g)—8.9%

Certificates of Deposit—4.6%
Agricultural Bank of China 2.250%, 01/24/20	4,000,000	4,000,004
Bank of Montreal (Chicago)
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (h)	2,000,000	1,999,994
1.950%, SOFR + 0.410%, 10/02/20 (h)	1,000,000	999,999
Bank of Nova Scotia
1.840%, FEDEFF PRV + 0.290%, 07/10/20 (h)	2,006,159	1,999,892
1.910%, 1M LIBOR + 0.170%, 05/15/20 (h)	3,000,000	2,999,733
2.182%, 3M LIBOR + 0.170%, 01/09/20 (h)	5,000,000	5,000,335
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (h)	2,000,000	2,001,064
Chiba Bank, Ltd. 2.080%, 02/13/20	2,000,000	2,000,048
China Construction Bank Corp.
2.300%, 01/21/20	1,000,000	1,000,164
2.300%, 01/23/20	2,000,000	2,000,362
2.350%, 01/02/20	4,000,000	4,000,092

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (h)	5,000,000	$5,000,150
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (h)	5,000,000	5,000,280
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (h)	2,000,000	1,999,994
Credit Industriel et Commercial
1.864%, 1M LIBOR + 0.160%, 03/05/20 (h)	4,000,000	3,999,816
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (h)	2,000,000	1,999,994
Credit Suisse AG 2.000%, SOFR + 0.460%, 11/03/20 (h)	5,000,000	5,002,545
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (h)	6,000,000	5,999,904
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (h)	5,000,000	4,999,750
Norinchukin Bank, New York 2.200%, 01/16/20	3,027,702	3,000,615
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (h)	5,000,000	5,000,250
Royal Bank of Canada New York 1.780%, SOFR + 0.240%, 07/08/20 (h)	5,000,000	4,997,375
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (h)	4,000,000	3,999,984
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (h)	3,000,000	2,999,991
1.950%, FEDEFF PRV + 0.400%, 03/13/20 (h)	1,000,000	999,998
Sumitomo Mitsui Banking Corp. 1.950%, 04/22/20	3,000,000	3,000,024
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (h)	2,000,000	2,000,038
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	1,978,128	1,995,160
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (h)	5,000,000	4,999,735
2.005%, 1M LIBOR + 0.220%, 07/22/20 (h)	5,000,000	5,000,630
Toronto-Dominion Bank 1.900%, FEDEFF PRV + 0.350%, 07/31/20 (h)	1,000,000	999,586
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (h)	5,000,000	5,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (h)	5,000,000	4,999,986

		112,994,712

Commercial Paper—1.1%
Agricultural Bank of China 2.360%, 01/03/20	1,987,938	1,999,646
Bank of China, Ltd. 2.280%, 03/09/20	994,300	996,017
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040
Landesbank Baden-Württemberg 1.950%, 01/02/20	999,513	999,907
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (h)	7,000,000	7,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (h)	5,000,000	5,000,285
Security Description	Shares/ Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (h)	7,000,000	7,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (h)	3,999,692	3,999,140

		27,994,035

Mutual Funds—1.1%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (i)	15,000,000	15,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (i)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (i)	10,000,000	10,000,000

		27,000,000

Repurchase Agreements—2.0%
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $10,054,944; collateralized by various Common Stock with an aggregate market value of $11,001,316.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $5,009,188; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,600,340; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $3,672,002.	3,600,000	3,600,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,200,489; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $3,264,026.	3,200,000	3,200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,600,244; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $1,632,002.	1,600,000	1,600,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $9,501,451; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $9,690,032.	9,500,000	9,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,906,198; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $5,003,896.	4,905,781	4,905,781

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,000,189; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,220,445.	2,000,000	$2,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $7,000,657; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $7,730,612.	7,000,000	7,000,000

		47,805,781

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 01/02/20	3,000,000	3,000,000

Total Securities Lending Reinvestments (Cost $218,790,579)		218,794,528

Total Investments—109.0% (Cost $1,859,592,026)		2,663,731,332
Other assets and liabilities (net)—(9.0)%		(220,724,115)

Net Assets—100.0%		$2,443,007,217

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $218,929,340 and the collateral received consisted of cash in the amount of $218,782,614 and non-cash collateral with a value of $4,808,171. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $52,836,523, which is 2.2% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 2.2% of net assets.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations:

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviation

(ADR)—	American Depositary Receipt

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	1,458,697	$8,183,290	$9,379,422
Airbnb, Inc. - Series D	04/16/14	97,047	3,951,078	12,749,064
Airbnb, Inc. - Series E	01/28/16	9,760	908,601	1,282,171
Aurora Innovation, Inc. - Series B ,	03/01/19	205,250	1,896,572	1,896,572
DoorDash, Inc. - Series G	11/12/19	10,069	1,910,060	1,910,060
GM Cruise Holdings LLC - Series F	05/07/19	196,100	3,578,825	3,578,825
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	2,865,950
Magic Leap, Inc. - Series D	10/12/17	90,348	2,439,395	2,195,456
Rivian Automotive, Inc. - Series D	12/23/19	675,570	7,258,324	7,258,324
Stripe, Inc. - Class B	12/17/19	63,278	992,832	992,832
UiPath, Inc. - Series D-1	04/26/19	70,352	2,768,471	2,768,471
UiPath, Inc. - Series D-2	04/26/19	11,813	464,862	464,862
WeWork Cos., Inc. - Series E	06/23/15	60,866	2,001,857	856,993
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	4,637,521

				$52,836,523

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$66,157,295	$—	$—	$66,157,295
Auto Components	22,666,870	—	—	22,666,870
Automobiles	35,819,646	—	—	35,819,646
Biotechnology	42,373,540	—	—	42,373,540
Capital Markets	27,197,522	—	—	27,197,522
Chemicals	14,095,470	—	—	14,095,470
Electric Utilities	14,909,307	—	—	14,909,307
Electronic Equipment, Instruments & Components	—	11,606,990	—	11,606,990
Entertainment	100,492,117	—	—	100,492,117
Health Care Equipment & Supplies	102,637,699	11,595,970	—	114,233,669
Health Care Providers & Services	141,057,287	—	—	141,057,287
Hotels, Restaurants & Leisure	56,298,702	—	—	56,298,702
Household Durables	4,493,924	—	—	4,493,924
Industrial Conglomerates	40,218,889	—	—	40,218,889
Insurance	15,665,000	—	—	15,665,000
Interactive Media & Services	318,628,688	40,466,592	—	359,095,280
Internet & Direct Marketing Retail	259,827,323	—	—	259,827,323
IT Services	302,018,780	—	992,832	303,011,612
Machinery	40,747,224	—	—	40,747,224
Multi-Utilities	19,671,950	—	—	19,671,950
Multiline Retail	42,709,250	—	—	42,709,250
Oil, Gas & Consumable Fuels	16,173,808	—	—	16,173,808
Professional Services	34,148,416	—	—	34,148,416
Road & Rail	27,909,748	—	—	27,909,748
Semiconductors & Semiconductor Equipment	59,857,892	—	—	59,857,892
Software	335,465,646	12,787,592	—	348,253,238
Specialty Retail	6,494,813	—	—	6,494,813
Technology Hardware, Storage & Peripherals	113,018,837	—	—	113,018,837
Textiles, Apparel & Luxury Goods	34,631,560	—	—	34,631,560
Tobacco	13,273,529	—	—	13,273,529
Total Common Stocks	2,308,660,732	76,457,144	992,832	2,386,110,708
Total Convertible Preferred Stocks*	—	—	51,843,691	51,843,691
Total Short-Term Investment*	6,982,405	—	—	6,982,405
Securities Lending Reinvestments
Certificates of Deposit	—	112,994,712	—	112,994,712
Commercial Paper	—	27,994,035	—	27,994,035
Mutual Funds	27,000,000	—	—	27,000,000
Repurchase Agreements	—	47,805,781	—	47,805,781
Time Deposit	—	3,000,000	—	3,000,000
Total Securities Lending Reinvestments	27,000,000	191,794,528	—	218,794,528
Total Investments	$2,342,643,137	$268,251,672	$52,836,523	$2,663,731,332

Collateral for Securities Loaned (Liability)	$—	$(218,782,614)	$—	$(218,782,614)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2019, transfers from Level 3 to Level 2 in the amount of $5,343,486 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Investments in Securities	Balance as of December 31, 2018	Realized Gain	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Out	Balance as of December 31, 2019	Change in Unrealized Appreciation/ Depreciation from Investments Held at December 31, 2019
Common Stocks
Real Estate Management & Development	$132,789	$54,106	$(48,493)	$—	$(138,402)	$—	$—	$—
IT Services	—	—	—	992,832	—	—	992,832	—
Software	227,718	—	—	—	—	(227,718)	—	—
Convertible Preferred Stocks
Automobiles	—	—	—	12,733,721	—	—	12,733,721	—
Internet & Direct Marketing Retail	25,350,621	—	2,697,557	1,910,060	—	—	29,958,238	2,697,557
Real Estate Management & Development	3,354,386	81,867	(2,369,848)	—	(209,412)	—	856,993	(2,369,848)
Software	10,914,720	—	(737,545)	3,233,332	—	(5,115,768)	8,294,739	(737,545)

	$39,980,234	$135,973	$(458,329)	$18,869,945	$(347,814)	$(5,343,486)	$52,836,523	$(409,836)

	Fair Value at December 31, 2019		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
IT Services	$992,832		Market Transaction Method	Precedent Transaction	$15.69	$15.69	$15.69	Increase
Convertible Preferred Stocks
Automobiles	1,896,572		Market Transaction Method	Precedent Transaction (Split Adj.)	$9.24	$9.24	$9.24	Increase
	3,578,825		Market Transaction Method	Precedent Transaction (Split Adj.)	$18.25	$18.25	$18.25	Increase
	7,258,324		Market Transaction Method	Precedent Transaction	$10.74	$10.74	$10.74	Increase
Internet & Direct Marketing Retail	14,031,236		Discounted Cash Flow	Weighted Average Cost of Capital	12.50%	14.50%	13.50%	Decrease
				Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
			Comparable Company Analysis	Enterprise Value/Revenue	6.9x	6.9x	6.9x	Increase
				Discount for Lack of Marketability	8.50%	8.50%	8.50%	Decrease
	9,379,422	(a)	Market Transaction Method	Precedent Transaction	$5.61	$5.61	$5.61	Increase
			Comparable Company Analysis	Enterprise Value/Gross Profit	10.9x	10.9x	10.9x	Increase
				Enterprise Value/EBIT	15.7x	19.9x	17.8x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	4,637,521		Market Transaction Method	Secondary Market Transaction	$50.93	$50.93	$50.93	Increase
	1,910,060		Market Transaction Method	Precedent Transaction	$189.70	$189.70	$189.70	Increase
Real Estate Management & Development	856,993	(b)	Market Transaction Method	Scheduled Future Transactions	$11.60	$19.19	$15.64	Increase
				Discount for Lack of Certainty	10.00%	10.00%	10.00%	Decrease
Software	5,061,406		Market Transaction Method	Precedent Transaction	$27.00	$27.00	$27.00	Increase
				Discount for Liquidation Preference	10.00%	15.00%	12.83%	Decrease
	3,233,333		Market Transaction Method	Precedent Transaction	$39.35	$39.35	$39.35	Increase

(a)	A change in valuation techniques utilized during the year ended December 31, 2019 was due to the receipt of updated financial information from the company.
(b)	A change in valuation techniques utilized during the year ended December 31, 2019 was due to company-specific news events.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$2,656,748,927
Affiliated investments at value (c)	6,982,405
Cash	1,710,876
Cash denominated in foreign currencies (d)	17,395
Receivable for:
Investments sold	2,326,725
Fund shares sold	201,290
Dividends	847,173
Dividends on affiliated investments	7,998
Prepaid expenses	6,729

Total Assets	2,668,849,518
Liabilities
Collateral for securities loaned	218,782,614
Payables for:
Investments purchased	3,685,106
Fund shares redeemed	1,688,831
Accrued Expenses:
Management fees	1,079,280
Distribution and service fees	209,853
Deferred trustees’ fees	168,039
Other expenses	228,578

Total Liabilities	225,842,301

Net Assets	$2,443,007,217

Net Assets Consist of:
Paid in surplus	$1,445,355,876
Distributable earnings (Accumulated losses)	997,651,341

Net Assets	$2,443,007,217

Net Assets
Class A	$1,427,391,386
Class B	973,584,145
Class E	42,031,686
Capital Shares Outstanding*
Class A	62,260,345
Class B	43,615,641
Class E	1,856,993
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.93
Class B	22.32
Class E	22.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,852,609,621.
(b)	Includes securities loaned at value of $218,929,340.
(c)	Identified cost of affiliated investments was $6,982,405.
(d)	Identified cost of cash denominated in foreign currencies was $17,296.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$17,618,170
Dividends from affiliated investments	384,981
Securities lending income	837,441

Total investment income	18,840,592
Expenses
Management fees	14,017,690
Administration fees	91,634
Custodian and accounting fees	146,411
Distribution and service fees—Class B	2,284,918
Distribution and service fees—Class E	61,173
Audit and tax services	49,641
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	132,628
Insurance	15,989
Miscellaneous	22,774

Total expenses	16,926,173
Less management fee waiver	(1,770,498)

Net expenses	15,155,675

Net Investment Income	3,684,917

Net Realized and Unrealized Gain
Net realized gain on:
Investments	195,359,992
Foreign currency transactions	8,539

Net realized gain	195,368,531

Net change in unrealized appreciation on:
Investments	420,069,290
Foreign currency transactions	297

Net change in unrealized appreciation	420,069,587

Net realized and unrealized gain	615,438,118

Net Increase in Net Assets From Operations	$619,123,035

(a)	Net of foreign withholding taxes of $105,122.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,684,917	$8,780,570
Net realized gain	195,368,531	349,065,027
Net change in unrealized appreciation (depreciation)	420,069,587	(345,002,205)

Increase in net assets from operations	619,123,035	12,843,392

From Distributions to Shareholders
Class A	(211,905,071)	(271,386,065)
Class B	(140,705,693)	(166,263,941)
Class E	(6,304,043)	(7,721,716)

Total distributions	(358,914,807)	(445,371,722)

Increase in net assets from capital share transactions	85,798,143	17,870,692

Total increase (decrease) in net assets	346,006,371	(414,657,638)

Net Assets
Beginning of period	2,097,000,846	2,511,658,484

End of period	$2,443,007,217	$2,097,000,846

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,111,976	$24,506,065	1,071,438	$25,857,156
Reinvestments	10,341,877	211,905,071	11,572,967	271,386,065
Redemptions	(10,006,835)	(226,148,454)	(14,768,688)	(378,968,481)

Net increase (decrease)	1,447,018	$10,262,682	(2,124,283)	$(81,725,260)

Class B
Sales	3,741,784	$80,810,898	4,128,655	$99,633,158
Reinvestments	7,042,327	140,705,693	7,241,461	166,263,941
Redemptions	(6,755,424)	(147,883,750)	(6,964,316)	(167,472,503)

Net increase	4,028,687	$73,632,841	4,405,800	$98,424,596

Class E
Sales	114,006	$2,561,189	142,194	$3,592,923
Reinvestments	311,311	6,304,043	332,689	7,721,716
Redemptions	(314,543)	(6,962,612)	(410,066)	(10,143,283)

Net increase	110,774	$1,902,620	64,817	$1,171,356

Increase derived from capital shares transactions		$85,798,143		$17,870,692

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.71	$25.34	$20.18	$22.70	$24.76

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.11	0.10	0.07 (b)	0.04
Net realized and unrealized gain	5.91	0.23	6.55	0.13	2.55

Total income (loss) from investment operations	5.97	0.34	6.65	0.20	2.59

Less Distributions
Distributions from net investment income	(0.10)	(0.11)	(0.07)	(0.01)	(0.04)
Distributions from net realized capital gains	(3.65)	(4.86)	(1.42)	(2.71)	(4.61)

Total distributions	(3.75)	(4.97)	(1.49)	(2.72)	(4.65)

Net Asset Value, End of Period	$22.93	$20.71	$25.34	$20.18	$22.70

Total Return (%) (c)	30.99	(0.94)	33.86	1.76	10.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.62	0.63	0.62	0.62
Net ratio of expenses to average net assets (%) (d)(e)	0.55	0.55	0.56	0.58	0.58
Ratio of net investment income to average net assets (%)	0.26	0.45	0.42	0.34 (b)	0.16
Portfolio turnover rate (%)	26	39	49	42	35
Net assets, end of period (in millions)	$1,427.4	$1,259.7	$1,594.6	$1,472.7	$1,540.8

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.25	$24.87	$19.84	$22.40	$24.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (f)	0.05	0.04	0.02 (b)	(0.02)
Net realized and unrealized gain	5.76	0.24	6.43	0.13	2.52

Total income (loss) from investment operations	5.76	0.29	6.47	0.15	2.50

Less Distributions
Distributions from net investment income	(0.04)	(0.05)	(0.02)	0.00	0.00
Distributions from net realized capital gains	(3.65)	(4.86)	(1.42)	(2.71)	(4.61)

Total distributions	(3.69)	(4.91)	(1.44)	(2.71)	(4.61)

Net Asset Value, End of Period	$22.32	$20.25	$24.87	$19.84	$22.40

Total Return (%) (c)	30.59	(1.15)	33.47	1.53	10.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.87	0.88	0.87	0.87
Net ratio of expenses to average net assets (%) (d)(e)	0.80	0.80	0.81	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	0.01	0.21	0.17	0.09 (b)	(0.09)
Portfolio turnover rate (%)	26	39	49	42	35
Net assets, end of period (in millions)	$973.6	$801.5	$874.9	$712.9	$751.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$20.49	$25.11	$20.01	$22.55		$24.62

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.07	0.06	0.04	(b)	0.00 (f)
Net realized and unrealized gain	5.84	0.25	6.50	0.13		2.54

Total income (loss) from investment operations	5.86	0.32	6.56	0.17		2.54

Less Distributions
Distributions from net investment income	(0.07)	(0.08)	(0.04)	0.00		0.00
Distributions from net realized capital gains	(3.65)	(4.86)	(1.42)	(2.71)		(4.61)

Total distributions	(3.72)	(4.94)	(1.46)	(2.71)		(4.61)

Net Asset Value, End of Period	$22.63	$20.49	$25.11	$20.01		$22.55

Total Return (%) (c)	30.70	(1.05)	33.66	1.61		10.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77	0.78	0.77		0.77
Net ratio of expenses to average net assets (%) (d)(e)	0.70	0.70	0.71	0.73		0.73
Ratio of net investment income to average net assets (%)	0.11	0.30	0.27	0.19	(b)	0.01
Portfolio turnover rate (%)	26	39	49	42		35
Net assets, end of period (in millions)	$42.0	$35.8	$42.2	$35.2		$39.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the years ended December 31, 2019 and 2018 and 0.03% for each of the years ended December 31, 2017 through 2015 (see Note 5 of the Notes to Financial Statements).
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $47,805,781. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$593,369,605	$0	$854,015,788

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., (“T. Rowe Price”), the subadviser to the Portfolio, that amounted to $2,599,888 in purchases and $712,327 in sales of investments, which are included above, and resulted in net realized losses of $6,096.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$14,017,690	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceed $1 billion:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	On amounts in excess of $1.5 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 amounted to $1,196,058 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the year ended December 31, 2019 amounted to $574,440 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Ending Value as of December 31, 2019	Income earned from affiliates during the period	Number of shares held at December 31, 2019
T. Rowe Price Government Reserve Fund	$7,899,784	$377,293,136	$(378,210,515)	$6,982,405	$384,981	6,982,405

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,862,110,202

Gross unrealized appreciation	817,272,176
Gross unrealized depreciation	(15,651,046)

Net unrealized appreciation (depreciation)	$801,621,130

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$7,606,016	$17,613,767	$351,308,791	$427,757,955	$358,914,807	$445,371,722

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$3,436,030	$192,761,982	$801,621,268	$—	$997,819,280

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 33.16%, 32.84%, 32.90%, and 32.75%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 29.50%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks surged in 2019, as equities bounced back strongly from deep losses in the fourth quarter of 2018, which enabled several major indexes to hit new all-time highs in the latter part of the year. A major driver of market performance was that the Federal Reserve (the “Fed”), instead of continuing to raise short-term interest rates in 2019, decided to keep interest rates steady in the first half of the year but then reduced interest rates three times starting in late July as a “midcycle adjustment” of its monetary policy. Many other central banks around the world also reduced rates in response to slowing economic growth. In the closing months of the year, the Fed took steps to increase liquidity in short-term lending markets, in part by purchasing Treasury bills, which caused the central bank’s balance sheet to expand again.

Trade discussions between the U.S. and China were another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the U.S. and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “phase one” trade deal was not officially struck until December 13th, when Chinese officials held a press conference in Beijing announcing an agreement had been reached to reduce U.S. tariffs on some Chinese goods.

Domestic bond returns were positive for the year, as Treasury yields decreased across all maturities and the Fed reduced the federal funds target rate range three times by 25 basis points in the second half of the year. Shorter-term Treasury yields declined as the Fed pursued a looser monetary policy and provided liquidity to short-term lending markets in the final months of the year.

Stocks in developed non-U.S. equity markets increased strongly but underperformed U.S. shares. Bonds in developed non-U.S. markets produced positive returns in U.S. dollar terms, as the dollar weakened against most major currencies. Emerging markets debt appreciated strongly in dollar terms and outperformed bonds in developed markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive results and outperformed its benchmark, the MSCI U.S. Small Cap Growth Index. Broadly speaking, stock selection primarily contributed to relative performance.

The Information Technology (“IT”) sector was the leading relative contributor, primarily due to stock selection. Fair Isaac, which provides companies with decision management solution tools but is best known for its FICO score-related products, saw shares bounce back after a rough third quarter. Fair Isaac reported better-than-expected earnings, driven by continued execution in the scores business and strong growth in the business-to-business segment.

Contributors to relative results also included stock selection in the Communication Services sector. Cable One is a fully integrated provider of high-speed internet, cable television, and telephony services. Shares rose on solid quarterly results and positive investor sentiment toward the recent acquisitions of Clearwave Telecommunications and Fidelity Communications, which were expected to generate significant synergies.

Stock choices in the Financials sector also aided relative returns, led by a position in MarketAxess Holdings. MarketAxess Holdings operates an electronic trading platform that allows investment managers to trade corporate bonds and other fixed income instruments. The company recorded impressive trading volume growth, leading shares to rise as a result.

In contrast, the Health Care sector was the largest detractor from relative results, primarily due to stock choices. Shares of clinical-stage biopharmaceutical company SAGE Therapeutics gave back some of the gains achieved earlier in the year when it received approval from the U.S. Food and Drug Administration for its postpartum depression treatment, Zulresso.

The Materials sector also hindered relative performance due to stock selection, although an underweight allocation over the period partially offset the negative impact. Berry Global Group engages in the provision of value-added engineered materials and nonwoven specialty materials and is the second-largest maker of plastic packaging in the U.S. Shares fell in 2019 amid back-to-back weaker-than-expected quarterly earnings reports, as the company struggled with declining organic volumes.

At the end of the period, the Portfolio was overweight relative to the benchmark in the Consumer Discretionary, Materials, Consumer Staples, and Financials sectors. The Portfolio was underweight relative to the benchmark in the Industrials, Health Care, Communication Services, Utilities, Real Estate, IT, and Energy sectors. While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	33.16	11.91	15.77	—
Class B	32.84	11.63	15.49	—
Class E	32.90	11.74	15.59	—
Class G	32.75	11.53	—	11.49
MSCI U.S. Small Cap Growth Index	29.50	9.49	13.68	—

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Cable One, Inc.	1.1
Euronet Worldwide, Inc.	1.0
Fair Isaac Corp.	1.0
Pool Corp.	0.9
Churchill Downs, Inc.	0.9
Molina Healthcare, Inc.	0.8
Masimo Corp.	0.8
PRA Health Sciences, Inc.	0.8
Primerica, Inc.	0.8
Chemed Corp.	0.8

Top Sectors

% of Net Assets
Health Care	23.6
Information Technology	21.7
Industrials	17.3
Consumer Discretionary	14.2
Financials	5.0
Materials	4.5
Consumer Staples	3.9
Real Estate	3.3
Communication Services	3.3
Energy	1.6

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.48%	$1,000.00	$1,076.20	$2.51
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B (a)	Actual	0.73%	$1,000.00	$1,075.00	$3.82
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E (a)	Actual	0.63%	$1,000.00	$1,075.10	$3.30
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class G (a)	Actual	0.78%	$1,000.00	$1,074.30	$4.08
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	220,052	$10,047,574
Curtiss-Wright Corp.	61,525	8,668,257
HEICO Corp. - Class A	82,481	7,384,524
Hexcel Corp.	92,889	6,809,693
Moog, Inc. - Class A	73,168	6,243,425
Teledyne Technologies, Inc. (a)	27,416	9,500,741

		48,654,214

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (a) (b)	73,761	5,878,752

Auto Components—0.6%
LCI Industries	46,729	5,006,078
Visteon Corp. (a) (b)	37,300	3,229,807

		8,235,885

Automobiles—0.2%
Thor Industries, Inc. (b)	41,300	3,068,177

Banks—1.8%
Ameris Bancorp	102,047	4,341,080
Carolina Financial Corp.	39,619	1,712,729
CenterState Bank Corp.	177,343	4,430,028
First Bancorp	122,227	4,878,080
Signature Bank	22,869	3,124,134
Western Alliance Bancorp	112,467	6,410,619

		24,896,670

Beverages—0.8%
Boston Beer Co., Inc. (The) - Class A (a) (b)	17,882	6,756,714
Coca-Cola Bottling Co. Consolidated	16,648	4,728,864

		11,485,578

Biotechnology—6.9%
ACADIA Pharmaceuticals, Inc. (a)	156,942	6,713,979
Acceleron Pharma, Inc. (a) (b)	51,167	2,712,874
Agios Pharmaceuticals, Inc. (a) (b)	59,463	2,839,358
Aimmune Therapeutics, Inc. (a) (b)	53,935	1,805,204
Alkermes plc (a)	62,885	1,282,854
Alnylam Pharmaceuticals, Inc. (a)	5,092	586,446
Amicus Therapeutics, Inc. (a)	95,674	931,865
Bluebird Bio, Inc. (a) (b)	17,214	1,510,528
Blueprint Medicines Corp. (a)	49,933	4,000,133
CRISPR Therapeutics AG (a)	52,925	3,223,397
Deciphera Pharmaceuticals, Inc. (a)	23,600	1,468,864
Emergent BioSolutions, Inc. (a) (b)	103,980	5,609,721
Enanta Pharmaceuticals, Inc. (a)	12,232	755,693
Exact Sciences Corp. (a) (b)	94,861	8,772,745
Exelixis, Inc. (a)	64,567	1,137,671
FibroGen, Inc. (a) (b)	61,707	2,646,613
Global Blood Therapeutics, Inc. (a) (b)	68,887	5,475,828
Immunomedics, Inc. (a)	104,884	2,219,345
Insmed, Inc. (a) (b)	116,494	2,781,877
Ionis Pharmaceuticals, Inc. (a)	24,605	1,486,388

Biotechnology—(Continued)
Ironwood Pharmaceuticals, Inc. (a) (b)	115,382	1,535,734
Kodiak Sciences, Inc. (a)	47,244	3,399,206
Ligand Pharmaceuticals, Inc. (a) (b)	39,217	4,089,941
Madrigal Pharmaceuticals, Inc. (a) (b)	6,312	575,086
Mirati Therapeutics, Inc. (a) (b)	33,458	4,311,398
Neurocrine Biosciences, Inc. (a) (b)	31,235	3,357,450
Principia Biopharma, Inc. (a)	12,000	657,360
PTC Therapeutics, Inc. (a)	58,000	2,785,740
Sage Therapeutics, Inc. (a) (b)	44,706	3,227,326
Sarepta Therapeutics, Inc. (a) (b)	28,060	3,620,862
Seattle Genetics, Inc. (a)	28,906	3,302,800
Ultragenyx Pharmaceutical, Inc. (a) (b)	67,036	2,863,108
uniQure NV (a)	40,800	2,923,728
Xencor, Inc. (a) (b)	74,100	2,548,299

		97,159,421

Building Products—1.2%
AAON, Inc. (b)	60,008	2,964,995
Lennox International, Inc. (b)	32,118	7,835,828
Patrick Industries, Inc.	104,536	5,480,823
Resideo Technologies, Inc. (a)	47,300	564,289

		16,845,935

Capital Markets—1.4%
Cboe Global Markets, Inc.	51,038	6,124,560
E*Trade Financial Corp.	25,040	1,136,065
FactSet Research Systems, Inc. (b)	10,789	2,894,689
MarketAxess Holdings, Inc.	25,841	9,796,581

		19,951,895

Chemicals—3.5%
AdvanSix, Inc. (a)	72,112	1,439,355
Chase Corp.	42,653	5,053,527
HB Fuller Co.	51,900	2,676,483
Ingevity Corp. (a)	89,383	7,810,287
Innospec, Inc.	76,578	7,921,228
Minerals Technologies, Inc.	40,231	2,318,513
NewMarket Corp.	12,325	5,996,359
PolyOne Corp.	95,653	3,519,074
Quaker Chemical Corp. (b)	32,130	5,286,028
Scotts Miracle-Gro Co. (The)	41,668	4,424,308
Stepan Co.	25,246	2,586,200

		49,031,362

Commercial Services & Supplies—2.6%
Advanced Disposal Services, Inc. (a)	139,628	4,589,572
Casella Waste Systems, Inc. - Class A (a)	210,797	9,702,986
IAA, Inc. (a)	154,600	7,275,476
McGrath RentCorp	27,500	2,104,850
Rollins, Inc. (b)	88,621	2,938,672
U.S. Ecology, Inc.	63,470	3,675,548
UniFirst Corp.	35,749	7,220,583

		37,507,687

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—0.5%
Plantronics, Inc. (b)	23,234	$635,217
Ubiquiti, Inc. (b)	35,819	6,769,075

		7,404,292

Construction & Engineering—0.7%
Comfort Systems USA, Inc.	72,000	3,589,200
EMCOR Group, Inc.	68,900	5,946,070

		9,535,270

Construction Materials—0.4%
Eagle Materials, Inc.	62,006	5,621,464

Consumer Finance—0.3%
Green Dot Corp. - Class A (a)	52,589	1,225,324
SLM Corp.	275,070	2,450,873

		3,676,197

Containers & Packaging—0.5%
Berry Global Group, Inc. (a)	153,751	7,301,635

Distributors—0.9%
Pool Corp.	58,312	12,384,303

Diversified Consumer Services—2.9%
Bright Horizons Family Solutions, Inc. (a)	62,224	9,351,645
frontdoor, Inc. (a)	105,332	4,994,843
Grand Canyon Education, Inc. (a) (b)	64,693	6,196,943
Service Corp. International	168,568	7,759,185
ServiceMaster Global Holdings, Inc. (a) (b)	159,463	6,164,840
Strategic Education, Inc.	30,816	4,896,662
WW International, Inc. (a)	41,900	1,600,999

		40,965,117

Diversified Telecommunication Services—0.5%
GCI Liberty, Inc. - Class A (a)	105,614	7,482,752

Electrical Equipment—0.9%
Atkore International Group, Inc. (a)	137,024	5,543,991
Generac Holdings, Inc. (a)	72,906	7,333,615

		12,877,606

Electronic Equipment, Instruments & Components—3.4%
Cognex Corp.	85,491	4,790,915
Coherent, Inc. (a)	39,022	6,491,310
ePlus, Inc. (a)	17,400	1,466,646
Littelfuse, Inc. (b)	42,600	8,149,380
Novanta, Inc. (a)	90,995	8,047,598
OSI Systems, Inc. (a)	66,554	6,704,650
Tech Data Corp. (a)	19,273	2,767,603
Zebra Technologies Corp. - Class A (a)	39,040	9,972,377

		48,390,479

Energy Equipment & Services—0.5%
Apergy Corp. (a)	121,700	4,111,026
Computer Modelling Group, Ltd.	39,025	247,034
Dril-Quip, Inc. (a)	47,432	2,225,035

		6,583,095

Entertainment—0.7%
Live Nation Entertainment, Inc. (a)	55,200	3,945,144
Take-Two Interactive Software, Inc. (a)	47,447	5,808,936

		9,754,080

Equity Real Estate Investment Trusts—3.3%
Americold Realty Trust (b)	216,059	7,575,029
CoreSite Realty Corp. (b)	56,547	6,340,050
CubeSmart (b)	145,671	4,585,723
CyrusOne, Inc.	92,489	6,051,555
Equity LifeStyle Properties, Inc.	70,334	4,950,810
First Industrial Realty Trust, Inc.	149,324	6,198,439
PS Business Parks, Inc.	22,211	3,661,928
Terreno Realty Corp.	135,817	7,353,132

		46,716,666

Food & Staples Retailing—1.6%
Casey’s General Stores, Inc.	60,163	9,565,315
Performance Food Group Co. (a)	195,721	10,075,717
Sprouts Farmers Market, Inc. (a) (b)	193,765	3,749,353

		23,390,385

Food Products—1.4%
J&J Snack Foods Corp. (b)	39,832	7,339,843
John B Sanfilippo & Son, Inc.	33,219	3,032,230
Post Holdings, Inc. (a)	60,071	6,553,746
TreeHouse Foods, Inc. (a)	55,344	2,684,184

		19,610,003

Health Care Equipment & Supplies—5.3%
Avanos Medical, Inc. (a)	11,594	390,718
Cantel Medical Corp. (b)	69,161	4,903,515
Cooper Cos., Inc. (The)	9,266	2,977,073
Globus Medical, Inc. - Class A (a)	98,900	5,823,232
Haemonetics Corp. (a)	73,769	8,476,058
ICU Medical, Inc. (a)	42,539	7,959,898
Inogen, Inc. (a)	15,437	1,054,810
Insulet Corp. (a)	26,389	4,517,797
Lantheus Holdings, Inc. (a)	178,345	3,657,856
LivaNova plc (a) (b)	54,475	4,109,049
Masimo Corp. (a) (b)	69,684	11,014,253
NuVasive, Inc. (a)	74,585	5,768,404
Penumbra, Inc. (a) (b)	35,255	5,791,339
West Pharmaceutical Services, Inc.	57,700	8,674,041

		75,118,043

Health Care Providers & Services—4.6%
Addus HomeCare Corp. (a) (b)	55,272	5,373,544

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Amedisys, Inc. (a)	45,000	$7,511,400
AMN Healthcare Services, Inc. (a)	65,400	4,075,074
BioTelemetry, Inc. (a) (b)	67,603	3,130,019
Chemed Corp.	24,709	10,853,675
Corvel Corp. (a)	41,956	3,665,276
Encompass Health Corp.	71,827	4,975,456
Ensign Group, Inc. (The)	144,210	6,542,808
Molina Healthcare, Inc. (a)	81,572	11,068,505
Pennant Group Inc. (The) (a)	104,555	3,457,634
U.S. Physical Therapy, Inc.	43,296	4,950,897

		65,604,288

Health Care Technology—0.7%
Omnicell, Inc. (a)	85,260	6,967,447
Tabula Rasa HealthCare, Inc. (a) (b)	52,300	2,545,964

		9,513,411

Hotels, Restaurants & Leisure—6.0%
Boyd Gaming Corp.	218,021	6,527,549
Cheesecake Factory, Inc. (The) (b)	50,181	1,950,034
Choice Hotels International, Inc. (b)	69,268	7,164,389
Churchill Downs, Inc.	90,116	12,363,915
Denny’s Corp. (a)	273,593	5,439,029
Domino’s Pizza, Inc.	15,567	4,573,273
Hilton Grand Vacations, Inc. (a)	157,424	5,413,811
Marriott Vacations Worldwide Corp.	9,941	1,280,003
Papa John’s International, Inc. (b)	61,521	3,885,051
Penn National Gaming, Inc. (a) (b)	269,382	6,885,404
Ruth’s Hospitality Group, Inc.	151,521	3,297,855
Six Flags Entertainment Corp.	57,182	2,579,480
Texas Roadhouse, Inc.	119,000	6,702,080
Vail Resorts, Inc. (b)	40,495	9,711,916
Wendy’s Co. (The) (b)	346,899	7,704,627

		85,478,416

Household Durables—1.0%
Cavco Industries, Inc. (a)	15,406	3,010,024
Helen of Troy, Ltd. (a) (b)	59,706	10,734,542

		13,744,566

Independent Power and Renewable Electricity Producers—0.5%
Ormat Technologies, Inc. (b)	86,490	6,445,235

Insurance—1.2%
Heritage Insurance Holdings, Inc.	17,765	235,386
Kemper Corp.	49,800	3,859,500
Primerica, Inc.	83,323	10,878,651
Universal Insurance Holdings, Inc.	92,500	2,589,075

		17,562,612

IT Services—4.9%
Booz Allen Hamilton Holding Corp.	132,588	9,430,984
Broadridge Financial Solutions, Inc.	18,744	2,315,634
CACI International, Inc. - Class A (a)	27,800	6,949,722

IT Services—(Continued)
Cardtronics plc - Class A (a)	99,694	4,451,337
CoreLogic, Inc. (a)	115,175	5,034,299
Euronet Worldwide, Inc. (a)	91,797	14,463,535
Gartner, Inc. (a)	23,316	3,592,996
MAXIMUS, Inc.	126,290	9,394,713
Science Applications International Corp.	57,731	5,023,752
WEX, Inc. (a)	40,352	8,452,130

		69,109,102

Leisure Products—0.3%
Brunswick Corp.	81,436	4,884,531

Life Sciences Tools & Services—3.3%
Bio-Rad Laboratories, Inc. - Class A (a)	17,771	6,575,803
Bruker Corp.	65,100	3,318,147
Charles River Laboratories International, Inc. (a)	67,744	10,348,573
Medpace Holdings, Inc. (a) (b)	93,594	7,867,512
PRA Health Sciences, Inc. (a)	98,441	10,941,717
Repligen Corp. (a) (b)	75,734	7,005,395

		46,057,147

Machinery—4.7%
Albany International Corp. - Class A	64,000	4,858,880
Douglas Dynamics, Inc.	92,475	5,086,125
EnPro Industries, Inc.	35,614	2,381,864
Gardner Denver Holdings, Inc. (a)	173,140	6,350,775
Graco, Inc.	122,883	6,389,916
Hillenbrand, Inc.	19,482	648,945
IDEX Corp.	11,808	2,030,976
John Bean Technologies Corp. (b)	64,493	7,265,781
Lincoln Electric Holdings, Inc.	32,772	3,170,036
Lydall, Inc. (a)	76,082	1,561,203
Middleby Corp. (The) (a)	8,300	909,016
Nordson Corp.	30,414	4,952,616
SPX Corp. (a)	25,100	1,277,088
Standex International Corp.	11,602	920,619
Toro Co. (The)	118,859	9,469,497
Woodward, Inc.	77,657	9,197,695

		66,471,032

Media—2.0%
Cable One, Inc.	10,610	15,792,667
Gray Television, Inc. (a)	190,554	4,085,478
MSG Networks, Inc. - Class A (a) (b)	119,432	2,078,117
Nexstar Media Group, Inc. - Class A (b)	59,829	7,014,950

		28,971,212

Metals & Mining—0.1%
Worthington Industries, Inc.	30,316	1,278,729

Oil, Gas & Consumable Fuels—1.2%
Matador Resources Co. (a) (b)	185,934	3,341,234
PBF Energy, Inc. - Class A	109,300	3,428,741
PDC Energy, Inc. (a)	59,997	1,570,122

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
WPX Energy, Inc. (a)	606,742	$8,336,635

		16,676,732

Pharmaceuticals—2.9%
Aerie Pharmaceuticals, Inc. (a) (b)	38,867	939,415
Axsome Therapeutics, Inc. (a)	29,700	3,069,792
Catalent, Inc. (a)	164,020	9,234,326
Horizon Therapeutics plc (a)	216,489	7,836,902
Innoviva, Inc. (a)	95,630	1,354,121
Jazz Pharmaceuticals plc (a)	11,234	1,677,011
MyoKardia, Inc. (a) (b)	41,691	3,038,649
Nektar Therapeutics (a) (b)	44,736	965,627
Pacira BioSciences, Inc. (a)	36,907	1,671,887
Phibro Animal Health Corp. - Class A	73,390	1,822,274
Prestige Consumer Healthcare, Inc. (a) (b)	102,155	4,137,277
Reata Pharmaceuticals, Inc. - Class A (a)	8,200	1,676,326
Supernus Pharmaceuticals, Inc. (a)	88,676	2,103,395
Theravance Biopharma, Inc. (a) (b)	57,455	1,487,510
WAVE Life Sciences, Ltd. (a) (b)	15,876	127,246

		41,141,758

Professional Services—1.7%
ASGN, Inc. (a)	118,400	8,402,848
Exponent, Inc.	127,920	8,827,759
Insperity, Inc.	78,816	6,781,329

		24,011,936

Road & Rail—0.9%
Landstar System, Inc. (b)	61,669	7,022,249
Old Dominion Freight Line, Inc.	27,462	5,211,738

		12,233,987

Semiconductors & Semiconductor Equipment—4.5%
Advanced Energy Industries, Inc. (a)	66,144	4,709,453
Cabot Microelectronics Corp. (b)	42,483	6,131,147
Cirrus Logic, Inc. (a)	81,928	6,751,686
Entegris, Inc.	204,796	10,258,232
Ichor Holdings, Ltd. (a)	51,500	1,713,405
MaxLinear, Inc. (a) (b)	221,045	4,690,575
Mellanox Technologies, Ltd. (a)	83,708	9,808,903
MKS Instruments, Inc.	83,653	9,202,666
Monolithic Power Systems, Inc.	46,941	8,356,437
Onto Innovation, Inc. (a)	54,563	1,993,732

		63,616,236

Software—8.1%
ACI Worldwide, Inc. (a) (b)	186,469	7,064,378
Aspen Technology, Inc. (a)	47,137	5,700,277
Blackbaud, Inc.	87,128	6,935,389
Ceridian HCM Holding, Inc. (a)	87,855	5,963,597
CommVault Systems, Inc. (a)	72,949	3,256,443
CyberArk Software, Ltd. (a)	32,513	3,790,366
Descartes Systems Group, Inc. (The) (a)	66,925	2,859,036
Envestnet, Inc. (a) (b)	105,146	7,321,316

Software—(Continued)
Fair Isaac Corp. (a)	38,299	14,349,869
Fortinet, Inc. (a)	28,766	3,071,058
j2 Global, Inc. (b)	44,402	4,160,911
LogMeIn, Inc.	30,882	2,647,823
Manhattan Associates, Inc. (a) (b)	74,356	5,929,891
Pegasystems, Inc. (b)	91,174	7,262,009
Proofpoint, Inc. (a)	63,092	7,241,700
PTC, Inc. (a)	18,420	1,379,474
Qualys, Inc. (a) (b)	68,924	5,746,194
RealPage, Inc. (a)	110,724	5,951,415
Sapiens International Corp. NV	40,800	938,400
SS&C Technologies Holdings, Inc.	96,745	5,940,143
Tyler Technologies, Inc. (a) (b)	23,131	6,939,763

		114,449,452

Specialty Retail—1.3%
Aaron’s, Inc.	51,863	2,961,896
Burlington Stores, Inc. (a)	36,363	8,291,855
Children’s Place, Inc. (The) (b)	5,978	373,744
Murphy USA, Inc. (a)	57,220	6,694,740

		18,322,235

Technology Hardware, Storage & Peripherals—0.3%
NCR Corp. (a)	136,650	4,804,614

Textiles, Apparel & Luxury Goods—1.0%
Carter’s, Inc.	65,872	7,202,444
Steven Madden, Ltd.	165,265	7,108,048

		14,310,492

Thrifts & Mortgage Finance—0.3%
MGIC Investment Corp.	100,733	1,427,387
Radian Group, Inc.	126,533	3,183,570

		4,610,957

Trading Companies & Distributors—0.8%
Beacon Roofing Supply, Inc. (a) (b)	47,150	1,507,857
Univar, Inc. (a)	107,923	2,616,054
Watsco, Inc.	36,580	6,589,887

		10,713,798

Water Utilities—0.2%
Middlesex Water Co.	45,196	2,873,110

Total Common Stocks (Cost $984,909,797)		1,402,412,551

Short-Term Investment—0.7%

Mutual Fund—0.7%
T. Rowe Price Government Reserve Fund (c)	10,453,000	10,453,000

Total Short-Term Investments (Cost $10,453,000)		10,453,000

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—17.6%

Security Description	Principal Amount*	Value

Certificates of Deposit—6.5%
Agricultural Bank of China 2.250%, 01/24/20	5,000,000	$5,000,005
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (e)	4,000,000	3,999,412
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (e)	2,000,000	1,999,910
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (e)	5,000,000	4,999,985
1.950%, SOFR + 0.410%, 10/02/20 (e)	1,000,000	999,999
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (e)	5,000,000	4,999,555
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (e)	4,000,000	3,999,760
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (e)	1,000,000	1,001,204
China Construction Bank Corp. 2.350%, 01/02/20	4,000,000	4,000,092
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (e)	4,500,000	4,500,252
Credit Industriel et Commercial
Zero Coupon, 05/07/20	4,952,181	4,966,400
1.857%, 1M LIBOR + 0.160%, 01/03/20 (e)	2,000,000	1,999,988
1.864%, 1M LIBOR + 0.160%, 03/05/20 (e)	2,000,000	1,999,908
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (e)	1,000,000	999,997
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (e)	2,000,000	2,001,018
2.020%, SOFR + 0.480%, 10/06/20 (e)	4,000,000	4,002,776
DNB Bank ASA 2.020%, 03/10/20	2,000,000	2,000,184
DZ Bank AG Zero Coupon, 03/10/20	989,594	996,200
KBC Bank NV 2.080%, 03/12/20	1,000,000	1,000,230
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (e)	2,000,000	1,999,968
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (e)	4,000,000	3,999,800
Norinchukin Bank, New York 2.200%, 01/16/20	2,018,468	2,000,410
Societe Generale
1.900%, FEDEFF PRV + 0.350%, 06/19/20 (e)	2,000,000	1,999,242
2.044%, 1M LIBOR + 0.280%, 06/19/20 (e)	2,000,000	2,000,472
Standard Chartered Bank 1.950%, FEDEFF PRV + 0.400%, 03/13/20 (e)	2,000,000	1,999,996
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (e)	4,000,000	4,000,176
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (e)	2,000,000	2,000,038
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	2,967,193	2,992,740
Svenska Handelsbanken AB 2.005%, 1M LIBOR + 0.220%, 07/22/20 (e)	3,000,000	3,000,378
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (e)	5,000,000	5,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (e)	6,000,000	5,999,984

		92,460,079

Commercial Paper—1.5%
Landesbank Baden-Württemberg 1.950%, 01/02/20	4,997,563	4,999,535
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (e)	4,000,000	3,999,948
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (e)	8,000,000	8,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (e)	3,999,692	3,999,140

		20,998,623

Repurchase Agreements—6.5%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $4,623,394; collateralized by various Common Stock with an aggregate market value of $5,060,000.	4,600,000	4,600,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $7,541,208; collateralized by various Common Stock with an aggregate market value of $8,250,987.	7,500,000	7,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,800,264; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $2,856,001.	2,800,000	2,800,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,500,382; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $2,550,020.	2,500,000	2,500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,200,183; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $1,224,001.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $7,401,131; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $7,548,025.	7,400,000	7,400,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $10,694,960; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $10,907,932.	10,694,051	$10,694,051
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $4,042,032; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $4,242,494.	4,000,000	4,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $7,000,661; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $7,771,558.	7,000,000	7,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $1,500,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $1,627,737.	1,500,000	1,500,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $7,731,350; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $8,537,494.	7,730,624	7,730,624
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $31,410,502; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $34,677,315.	31,400,000	31,400,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		92,324,675

Security Description	Shares/ Principal Amount*	Value

Time Deposits—0.5%
Royal Bank of Canada 2.500%, 01/02/20	3,000,000	3,000,000
Shinkin Central Bank 2.260%, 01/08/20	4,000,000	4,000,000

		7,000,000

Mutual Funds—2.6%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (f)	15,000,000	15,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (f)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (f)	11,000,000	11,000,000

		36,000,000

Total Securities Lending Reinvestments (Cost $248,779,232)		248,783,377

Total Investments—117.4% (Cost $1,244,142,029)		1,661,648,928
Other assets and liabilities (net)—(17.4)%		(246,582,604)

Net Assets—100.0%		$1,415,066,324

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $245,080,388 and the collateral received consisted of cash in the amount of $248,749,365 and non-cash collateral with a value of $1,574,805. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,402,412,551	$—	$—	$1,402,412,551
Total Short-Term Investment*	10,453,000	—	—	10,453,000
Securities Lending Reinvestments
Certificates of Deposit	—	92,460,079	—	92,460,079
Commercial Paper	—	20,998,623	—	20,998,623
Repurchase Agreements	—	92,324,675	—	92,324,675
Time Deposits	—	7,000,000	—	7,000,000
Mutual Funds	36,000,000	—	—	36,000,000
Total Securities Lending Reinvestments	36,000,000	212,783,377	—	248,783,377
Total Investments	$1,448,865,551	$212,783,377	$—	$1,661,648,928

Collateral for Securities Loaned (Liability)	$—	$(248,749,365)	$—	$(248,749,365)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,651,195,928
Affiliated investments at value (c)	10,453,000
Cash	750,001
Cash denominated in foreign currencies (d)	5,109
Receivable for:
Investments sold	1,493,137
Fund shares sold	388,437
Dividends	742,767
Dividends on affiliated investments	9,396
Prepaid expenses	3,940

Total Assets	1,665,041,715
Liabilities
Collateral for securities loaned	248,749,365
Payables for:
Investments purchased	21,990
Fund shares redeemed	270,823
Accrued Expenses:
Management fees	532,239
Distribution and service fees	89,535
Deferred trustees’ fees	142,145
Other expenses	169,294

Total Liabilities	249,975,391

Net Assets	$1,415,066,324

Net Assets Consist of:
Paid in surplus	$854,496,283
Distributable earnings (Accumulated losses)	560,570,041

Net Assets	$1,415,066,324

Net Assets
Class A	$985,287,826
Class B	408,396,599
Class E	16,912,261
Class G	4,469,638
Capital Shares Outstanding*
Class A	40,337,800
Class B	18,266,389
Class E	733,607
Class G	208,919
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.43
Class B	22.36
Class E	23.05
Class G	21.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,233,689,029.
(b)	Includes securities loaned at value of $245,080,388.
(c)	Identified cost of affiliated investments was $10,453,000.
(d)	Identified cost of cash denominated in foreign currencies was $5,026.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$8,521,454
Dividends from affiliated investments	124,231
Securities lending income	1,081,065

Total investment income	9,726,750
Expenses
Management fees	6,411,489
Administration fees	60,220
Custodian and accounting fees	91,382
Distribution and service fees—Class B	992,616
Distribution and service fees—Class E	24,419
Distribution and service fees—Class G	12,473
Audit and tax services	44,853
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	119,208
Insurance	9,504
Miscellaneous	18,344

Total expenses	7,887,823
Less management fee waiver	(301,578)

Net expenses	7,586,245

Net Investment Income	2,140,505

Net Realized and Unrealized Gain
Net realized gain on:
Investments	142,513,685
Foreign currency transactions	35

Net realized gain	142,513,720

Net change in unrealized appreciation on:
Investments	237,842,074
Foreign currency transactions	160

Net change in unrealized appreciation	237,842,234

Net realized and unrealized gain	380,355,954

Net Increase in Net Assets From Operations	$382,496,459

(a)	Net of foreign withholding taxes of $1,932.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,140,505	$1,020,713
Net realized gain	142,513,720	190,773,913
Net change in unrealized appreciation (depreciation)	237,842,234	(264,044,762)

Increase (decrease) in net assets from operations	382,496,459	(72,250,136)

From Distributions to Shareholders
Class A	(130,069,102)	(83,516,803)
Class B	(58,016,977)	(36,922,286)
Class E	(2,340,062)	(1,510,258)
Class G	(627,718)	(364,458)

Total distributions	(191,053,859)	(122,313,805)

Increase (decrease) in net assets from capital share transactions	19,531,039	(60,639,608)

Total increase (decrease) in net assets	210,973,639	(255,203,549)

Net Assets
Beginning of period	1,204,092,685	1,459,296,234

End of period	$1,415,066,324	$1,204,092,685

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	520,231	$12,258,133	1,520,096	$38,258,742
Reinvestments	5,912,232	130,069,102	3,352,742	83,516,803
Redemptions	(5,394,940)	(127,853,498)	(6,558,135)	(167,183,822)

Net increase (decrease)	1,037,523	$14,473,737	(1,685,297)	$(45,408,277)

Class B
Sales	690,801	$14,929,299	1,005,380	$22,853,336
Reinvestments	2,877,826	58,016,977	1,594,227	36,922,286
Redemptions	(3,173,737)	(69,074,778)	(3,168,692)	(74,061,481)

Net increase (decrease)	394,890	$3,871,498	(569,085)	$(14,285,859)

Class E
Sales	53,491	$1,215,258	71,866	$1,741,672
Reinvestments	112,611	2,340,062	63,617	1,510,258
Redemptions	(126,587)	(2,818,723)	(197,031)	(4,658,868)

Net increase (decrease)	39,515	$736,597	(61,548)	$(1,406,938)

Class G
Sales	6,096	$128,223	36,386	$837,282
Reinvestments	32,524	627,718	16,321	364,458
Redemptions	(14,634)	(306,734)	(33,293)	(740,274)

Net increase	23,986	$449,207	19,414	$461,466

Increase (decrease) derived from capital shares transactions		$19,531,039		$(60,639,608)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.23		$24.69	$21.41	$22.01	$23.40

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.04	0.05	0.07 (b)	0.07
Net realized and unrealized gain (loss)	6.61		(1.34)	4.70	2.20	0.71

Total income (loss) from investment operations	6.66		(1.30)	4.75	2.27	0.78

Less Distributions
Distributions from net investment income	(0.01)		(0.03)	(0.08)	(0.06)	(0.03)
Distributions from net realized capital gains	(3.45)		(2.13)	(1.39)	(2.81)	(2.14)

Total distributions	(3.46)		(2.16)	(1.47)	(2.87)	(2.17)

Net Asset Value, End of Period	$24.43		$21.23	$24.69	$21.41	$22.01

Total Return (%) (c)	33.16		(6.55)	22.88	11.74	2.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50		0.50	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (d)	0.48		0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	0.23		0.15	0.20	0.36 (b)	0.28
Portfolio turnover rate (%)	17		21	22	22	27
Net assets, end of period (in millions)	$985.3		$834.3	$1,011.9	$880.8	$863.6

	Class B
	Year Ended December 31,
	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.71		$23.09	$20.11	$20.84	$22.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(e)	(0.02)	(0.01)	0.02 (b)	0.01
Net realized and unrealized gain (loss)	6.10		(1.23)	4.40	2.07	0.69

Total income (loss) from investment operations	6.10		(1.25)	4.39	2.09	0.70

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	(0.01)	0.00
Distributions from net realized capital gains	(3.45)		(2.13)	(1.39)	(2.81)	(2.14)

Total distributions	(3.45)		(2.13)	(1.41)	(2.82)	(2.14)

Net Asset Value, End of Period	$22.36		$19.71	$23.09	$20.11	$20.84

Total Return (%) (c)	32.84		(6.78)	22.53	11.48	2.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75		0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	0.73		0.73	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.02)		(0.10)	(0.05)	0.11 (b)	0.03
Portfolio turnover rate (%)	17		21	22	22	27
Net assets, end of period (in millions)	$408.4		$352.3	$425.8	$384.7	$373.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018		2017		2016	2015
Net Asset Value, Beginning of Period	$20.22	$23.61		$20.54		$21.23	$22.63

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	(0.00	)(e)	0.01		0.04 (b)	0.03
Net realized and unrealized gain (loss)	6.26	(1.26)		4.49		2.11	0.71

Total income (loss) from investment operations	6.28	(1.26)		4.50		2.15	0.74

Less Distributions
Distributions from net investment income	0.00	0.00		(0.04)		(0.03)	0.00
Distributions from net realized capital gains	(3.45)	(2.13)		(1.39)		(2.81)	(2.14)

Total distributions	(3.45)	(2.13)		(1.43)		(2.84)	(2.14)

Net Asset Value, End of Period	$23.05	$20.22		$23.61		$20.54	$21.23

Total Return (%) (c)	32.90	(6.67)		22.70		11.55	2.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65		0.65		0.65	0.65
Net ratio of expenses to average net assets (%) (d)	0.63	0.63		0.63		0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	0.08	(0.00	)(f)	0.05		0.21 (b)	0.12
Portfolio turnover rate (%)	17	21		22		22	27
Net assets, end of period (in millions)	$16.9	$14.0		$17.8		$15.8	$16.9

	Class G
	Year Ended December 31,
	2019	2018		2017		2016	2015
Net Asset Value, Beginning of Period	$18.99	$22.33		$19.49		$20.34	$21.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.03)		(0.02)		0.02 (b)	(0.01)
Net realized and unrealized gain (loss)	5.86	(1.18)		4.25		1.94	0.71

Total income (loss) from investment operations	5.85	(1.21)		4.23		1.96	0.70

Less Distributions
Distributions from net investment income	0.00	0.00		(0.00	)(g)	0.00	0.00
Distributions from net realized capital gains	(3.45)	(2.13)		(1.39)		(2.81)	(2.14)

Total distributions	(3.45)	(2.13)		(1.39)		(2.81)	(2.14)

Net Asset Value, End of Period	$21.39	$18.99		$22.33		$19.49	$20.34

Total Return (%) (c)	32.75	(6.84)		22.46		11.14	2.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80		0.80		0.80	0.80
Net ratio of expenses to average net assets (%) (d)	0.78	0.78		0.78		0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.07)	(0.15)		(0.10)		0.08 (b)	(0.06)
Portfolio turnover rate (%)	17	21		22		22	27
Net assets, end of period (in millions)	$4.5	$3.5		$3.7		$2.9	$1.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $92,324,675. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$228,266,570	$0	$399,353,370

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$6,411,489	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Ending Value as of December 31, 2019	Income earned from affiliates during the period	Number of shares held at December 31, 2019
T. Rowe Price Government Reserve Fund	$9,355,566	$175,840,001	$(174,742,567)	$10,453,000	$124,231	10,453,000

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,244,529,112

Gross unrealized appreciation	465,322,505
Gross unrealized depreciation	(48,202,688)

Net unrealized appreciation (depreciation)	$417,119,817

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$4,822,622	$8,411,704	$186,231,237	$113,902,101	$191,053,859	$122,313,805
As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$1,752,522	$141,839,765	$417,119,900	$—	$560,712,187

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-27

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 12.59% and 12.35%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index1, returned 17.63%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of the year, the most significant impact on the natural resources market and the Portfolio stemmed from continuing concerns around trade and how they weighed on global growth. In addition to fears around a slowdown of growth in China, a strong U.S. dollar lead to less than ideal conditions in emerging markets. In the second half of the year, these were joined by concerns both around Brexit, U.K.’s separation from the European Union, and political events in the U.S.

As the year drew to a close, a number of concerns were mitigated and the market was lifted. Amongst those positive factors were greater political certainty in the U.K. following the general election there, waning of trade fears, the appearance of some “green shoots” of growth in China and a deemed “bottoming” in most long-term economic indicators (supported by monetary and fiscal stimuli around the world), as well as a weaker U.S. dollar in the fourth quarter.

The biggest takeaway for crude oil and Energy stocks was that, on the one hand, the price of crude oil rose during the year, West Texas Intermediate (WTI) was up over 34% in 2019, and, on the other hand, the performance of energy equities was mixed. Crude oil prices firmed on the back of a number of developments in the market during the year including “OPEC+” (Organization of Petroleum Exporting Countries) quota cuts and the huge Saudi Aramco (Saudi Arabia) initial public offering in early December. However, despite increasing evidence of the effectiveness of capital discipline (optimizing cash generation from current operations) and with the industry starting to deliver free cash flow, Energy stocks continued to languish.

We also saw some further consolidation within the shale oil and gas exploration and production space during the year. Of particular note was the completion, in early-August, of Occidental Petroleum Corporation’s purchase of Anadarko Petroleum Corporation (approximately 4.1% of Portfolio assets as of deal’s final announcement) in a deal that was seen as further diversifying Occidental’s asset base. In another example, on October 14th, in a deal seen as enhancing 2020 free cash flow and bolting on further acreage, Parsley Energy, Inc. (approximately 3.6% of Portfolio assets as of the deal’s announcement) announced its acquisition of Jagged Peak Energy, Inc. in all-stock transaction. In mid-December, as it sought to add acreage in the Delaware region of the field, Permian basin operator WPX Energy, Inc. (approximately 1.6% of Portfolio assets as of the deal’s announcement) announced it would purchase privately held Denver-based Felix Energy in a $2.5 billion deal. Because of the deal, WPX Energy was able not only to initiate a dividend, but also accelerate financial metrics.

After a volatile year, copper and aluminum finished the year somewhat stronger on the back of some alleviation of the trade war and multiple geopolitical concerns. However, while, on the year, copper was up very slightly, 3.5%, aluminum ended the year down 1.95%. Nickel rallied significantly during 2019 to end up 31.2% on the year. Each of lead and zinc was, however, down on the year: 4.65% and 7.9% respectively.

In 2019, with the shift in the U.S. Federal Reserve’s (the “Fed”) policies and funding rates, the interest environment became very favorable for gold. Real interest rates turned negative and such rates are nearly always a positive environment for gold. In addition, gold’s rise against most currencies in 2019 underlined rising risks, both financially and geopolitically, across the world. As the industry appeared to consolidate further, in the fourth quarter of the year we also witnessed an unprecedented level of mergers and acquisitions (“M&A”) activity amongst gold mining companies. In November and December alone, announcements were made of seven M&A deals involving 12 companies, including asset sales by Barrick Gold Corporation (Canada) and Newmont Goldcorp Corporation which represented approximately 5.6% and 4.0% of Portfolio net assets, respectively, at the time of their announced deals.

Amongst other things, grains were negatively impacted by restrictions resulting from the trade stand-off between the U.S. and China. However, less than ideal weather during the overall planting and growing season provided some support for prices. On the fertilizer front, because of the weather, applications were way down on the year—both in the spring and, post-harvest, in the fall. The nitrogen market remains stable.

The Energy transition continued, and distinctively changed pace, during 2019, with everyone from integrated oil majors to the largest diversified mining companies implementing targeted strategies towards mitigating environmental impacts. In addition, we have seen further investment in sustainably profitable alternative energy businesses.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As a team staffed with former geologists and engineers, we have and will continue to emphasize a bottom-up investment approach—seeking to identify natural resource companies that we believe have the highest quality management teams and assets, trade at a significant discount to their intrinsic value and their peers, and that are well-positioned to deliver shareholder value over the long run.

Three key aspects that contributed to underperformance of the Portfolio relative to its benchmark were: significantly underweight positions and underperformance in the strongly performing oil & gas storage & transportation sub-industry (exposure to which remains,

BHFTII-1

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

essentially, an interest rate “play”); overweight positions and underperformance in the oil & gas exploration & production sub-industry; and significantly underweight positions and underperformance in the oil & gas refining & marketing sub-industry.

The three weakest-contributing sub-industries to the Portfolio’s performance relative to the benchmark were oil & gas storage & transportation, oil & gas exploration & production, and oil & gas refining & marketing. The Portfolio’s three weakest-contributing companies were oil & gas exploration & production company Encana Corporation (Canada), oil & gas storage & transport company Golar LNG (Bermuda), and diversified metals & mining company Glencore plc (Switzerland). While Encana failed to dispel concerns about both its first half acquisition of Newfield and the sustainability of reserves in one of its key areas, the SCOOP/STACK in Oklahoma, for Golar, underperformance resulted from investor fatigue around the slow pace in recognizing cash flows as customer contracts (all already with long lead times) were pushed out because of the lack of urgency in securing capacity in a low gas price environment. Glencore (sold during the period) was the subject of increased governance concerns after the announcement of a bribery investigation by U.K.’s Serious Fraud Office.

The three strongest positive-contributing sub-industries to the Portfolio’s performance relative to the benchmark were: gold; semiconductor equipment (solar energy); and packaged food & meat (to which sub-industry the benchmark had no exposure). The Portfolio’s three strongest positive-contributing individual positions were semiconductor equipment (solar energy) company SolarEdge Technologies, Inc. (Israel), whose excellent performance was driven by strong global solar inverter demand and excellent cost control. In addition, the company delivered above market expectations on margins, despite headwinds from tariffs; gold mining company Barrick Gold Corporation (Canada) for whom the integration with Randgold Resources (Jersey) went well during 2019, following the completion of their merger at the very start of the year. In addition, it started to see the realization of synergies stemming from its joint venture in Nevada with Newmont Corporation; and Agnico Eagle Mines Limited (Canada) which, during the year saw the successful start-ups of its Meliadine and Amaruq gold mines in Canada’s Nunavut territory.

The Portfolio’s largest purchases during the period were of new positions in Anglo American plc (U.K.) and Chevron Corporation.

The Portfolio’s largest sales during the period were those of its positions in Glencore plc (Switzerland) and Vale S.A. (Brazil), both of which the Portfolio exited totally.

On both an absolute and relative basis, the Portfolio increased its weightings to both integrated oil & gas and gold sub-industries during the period.

On both an absolute and relative basis, the Portfolio decreased its weightings to both the steel and oil & gas equipment & services sub-industries during the period.

As of December 31, 2019, the Portfolio’s most substantial underweight positions relative to the benchmark were in the integrated oil & gas and oil & gas storage & transportation sub-industries. The Portfolio also had underweight positions in both the oil & gas refining & marketing and oil & gas equipment & services sub-industries. The Portfolio’s most substantially overweight positions relative to the benchmark were in the diversified metals & mining, fertilizers & agricultural chemicals, oil & gas exploration & production and gold sub-industries.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-2

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Van Eck Global Natural Resources Portfolio
Class A	12.59	-4.95	-2.46
Class B	12.35	-5.17	-2.70
S&P North American Natural Resources Sector Index	17.63	-1.41	1.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Barrick Gold Corp.	5.7
Newmont Goldcorp Corp.	4.1
Parsley Energy, Inc.- Class A	4.1
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	4.0
Pioneer Natural Resources Co.	3.9
Diamondback Energy, Inc.	3.9
CF Industries Holdings, Inc.	3.8
First Quantum Minerals, Ltd.	3.8
Anglo American plc	3.8
Rio Tinto plc(ADR)	3.6

Top Sectors

% of Net Assets
Materials	41.2
Energy	36.2
Industrials	5.8
Information Technology	4.0
Consumer Staples	3.4
Real Estate	2.6
Utilities	1.4
Financials	0.4

BHFTII-3

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.77%	$1,000.00	$996.50	$3.87
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B (a)	Actual	1.02%	$1,000.00	$995.30	$5.13
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—95.0% of Net Assets

Security Description	Shares	Value

Chemicals—9.0%
CF Industries Holdings, Inc.	958,900	$45,777,886
Corteva, Inc.	404,833	11,966,863
Dow, Inc.	73,933	4,046,353
DuPont de Nemours, Inc.	73,933	4,746,499
Nutrien, Ltd. (a)	836,123	40,058,653

		106,596,254

Diversified Financial Services—0.4%
Alussa Energy Acquisition Corp. (b)	510,200	5,142,816

Electrical Equipment—1.9%
Sunrun, Inc. (a) (b)	1,646,100	22,732,641

Electronic Equipment, Instruments & Components—1.0%
IPG Photonics Corp. (a) (b)	83,900	12,158,788

Energy Equipment & Services—1.6%
ProPetro Holding Corp. (b)	658,300	7,405,875
Solaris Oilfield Infrastructure, Inc. - Class A (a)	291,322	4,078,508
Transocean, Ltd. (a) (b)	1,140,100	7,843,888

		19,328,271

Equity Real Estate Investment Trusts—2.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	946,443	30,456,536

Food Products—3.4%
Bunge, Ltd.	198,000	11,394,900
Tyson Foods, Inc. - Class A	318,400	28,987,136

		40,382,036

Independent Power and Renewable Electricity Producers—1.4%
Ormat Technologies, Inc. (a)	222,600	16,588,152

Machinery—1.1%
Chart Industries, Inc. (b)	192,020	12,959,430

Marine—2.8%
Kirby Corp. (a) (b)	367,031	32,860,285

Metals & Mining—31.0%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	776,433	47,836,037
Anglo American plc	1,546,800	44,643,501
Barrick Gold Corp.	3,627,420	67,433,738
First Quantum Minerals, Ltd.	4,486,600	45,503,463
Kinross Gold Corp. (b)	3,747,200	17,761,728
Lundin Mining Corp.	2,099,500	12,546,394
Newmont Goldcorp Corp.	1,131,517	49,164,413
Rio Tinto plc (ADR) (a)	721,500	42,828,240
Steel Dynamics, Inc.	427,000	14,535,080
Teck Resources, Ltd. - Class B	1,554,000	26,992,980

		369,245,574

Oil, Gas & Consumable Fuels—34.6%
Brigham Minerals, Inc. - Class A	301,900	6,472,736
Cabot Oil & Gas Corp.	751,300	13,080,133
Chevron Corp.	285,000	34,345,350
Cimarex Energy Co.	234,900	12,329,901
CNX Resources Corp. (a) (b)	1,382,200	12,232,470
Concho Resources, Inc.	443,429	38,831,078
Diamondback Energy, Inc. (a)	502,906	46,699,851
Encana Corp. (a)	4,857,876	22,783,438
EOG Resources, Inc.	313,700	26,275,512
Golar LNG, Ltd. (a)	1,111,500	15,805,530
Parsley Energy, Inc. - Class A	2,585,000	48,882,350
PBF Energy, Inc. - Class A (a)	639,200	20,051,704
PDC Energy, Inc. (b)	617,800	16,167,826
Pioneer Natural Resources Co.	308,900	46,758,193
Royal Dutch Shell plc - Class B (ADR) (a)	260,000	15,592,200
Viper Energy Partners LP	535,500	13,205,430
WPX Energy, Inc. (b)	1,642,200	22,563,828

		412,077,530

Paper & Forest Products—1.3%
Louisiana-Pacific Corp. (a)	502,100	14,897,307

Semiconductors & Semiconductor Equipment—2.9%
SolarEdge Technologies, Inc. (a) (b)	366,500	34,850,485

Total Common Stocks (Cost $1,110,358,017)		1,130,276,105

Short-Term Investment—5.2%

Mutual Fund—5.2%
AIM STIT-STIC Prime Portfolio	61,435,655	61,435,655

Total Short-Term Investments (Cost $61,435,655)		61,435,655

Securities Lending Reinvestments (c)—18.5%

Certificates of Deposit—7.0%
Agricultural Bank of China
2.250%, 01/24/20	3,000,000	3,000,003
2.250%, 02/10/20	3,000,000	2,999,979
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	5,000,000	4,999,265
Bank of Montreal (Chicago)
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	3,000,000	2,999,991
1.930%, FEDEFF PRV + 0.380%, 09/09/20 (d)	2,000,000	1,999,994
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	3,000,000	2,999,733
1.920%, FEDEFF PRV + 0.370%, 09/08/20 (d)	2,000,000	1,999,302
2.182%, 3M LIBOR + 0.170%, 01/09/20 (d)	5,000,000	5,000,335
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (d)	2,000,000	2,001,064

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	3,000,000	$3,003,612
China Construction Bank Corp.
2.300%, 01/23/20	2,000,000	2,000,362
2.350%, 01/02/20	4,000,000	4,000,092
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	1,000,000	1,000,030
Credit Industriel et Commercial Zero Coupon, 05/07/20	4,952,181	4,966,400
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (d)	1,000,000	1,000,509
2.020%, SOFR + 0.480%, 10/06/20 (d)	3,000,000	3,002,082
DNB Bank ASA 2.020%, 03/10/20	4,000,000	4,000,368
DZ Bank AG
Zero Coupon, 03/10/20	1,979,188	1,992,400
Zero Coupon, 03/17/20	1,978,643	1,991,640
Zero Coupon, 03/17/20	1,978,742	1,991,640
KBC Bank NV
Zero Coupon, 02/28/20	1,986,911	1,994,460
2.080%, 03/12/20	2,000,000	2,000,460
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
Norinchukin Bank, New York 2.200%, 01/16/20	4,036,935	4,000,819
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (d)	3,000,000	2,999,988
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (d)	2,000,000	2,000,088
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (d)	2,000,000	2,000,038
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (d)	2,000,000	1,999,894
2.005%, 1M LIBOR + 0.220%, 07/22/20 (d)	3,000,000	3,000,378
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (d)	1,000,000	1,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	4,000,000	3,999,989

		83,942,135

Commercial Paper—2.0%
Agricultural Bank of China 2.360%, 01/03/20	993,969	999,823
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (d)	7,000,000	7,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (d)	2,000,000	2,000,114
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	4,000,000	3,999,948
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	7,000,000	7,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (d)	2,999,769	2,999,355

		23,999,240

Repurchase Agreements—6.4%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $804,068; collateralized by various Common Stock with an aggregate market value of $880,000.	800,000	800,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $10,054,944; collateralized by various Common Stock with an aggregate market value of $11,001,316.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $5,009,188; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $5,101,593.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $5,400,510; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $5,508,002.	5,400,000	5,400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $4,000,611; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $4,080,032	4,000,000	4,000,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,400,367; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $2,448,003.	2,400,000	2,400,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $5,000,764; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $5,100,017.	5,000,000	5,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $7,008,222; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $7,147,779.	7,007,627	7,007,627
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $1,010,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $1,060,624.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $7,000,661; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $7,771,558.	7,000,000	$7,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $5,001,692; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $5,425,792.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $15,001,408; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $16,565,597.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $7,000,657; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $7,730,612.	7,000,000	7,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,150,385; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,270,029.	1,150,000	1,150,000

		76,757,627

Time Deposits—0.5%
Royal Bank of Canada 2.500%, 01/02/20	3,000,000	3,000,000
Shinkin Central Bank 2.260%, 01/08/20	3,000,000	3,000,000

		6,000,000

Mutual Funds—2.6%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	20,000,000	20,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	1,000,000	1,000,000
Security Description	Shares/ Principal Amount*	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 1.500% (e)	10,000,000	10,000,000

		31,000,000

Total Securities Lending Reinvestments (Cost $221,690,028)		221,699,002

Total Investments—118.7% (Cost $1,393,483,700)		1,413,410,762
Other assets and liabilities (net)—(18.7)%		(223,133,001)

Net Assets—100.0%		$1,190,277,761

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $225,930,831 and the collateral received consisted of cash in the amount of $221,653,244 and non-cash collateral with a value of $7,164,417. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations:

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviation:

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$106,596,254	$—	$—	$106,596,254
Diversified Financial Services	5,142,816	—	—	5,142,816
Electrical Equipment	22,732,641	—	—	22,732,641
Electronic Equipment, Instruments & Components	12,158,788	—	—	12,158,788
Energy Equipment & Services	19,328,271	—	—	19,328,271
Equity Real Estate Investment Trusts	30,456,536	—	—	30,456,536
Food Products	40,382,036	—	—	40,382,036
Independent Power and Renewable Electricity Producers	16,588,152	—	—	16,588,152
Machinery	12,959,430	—	—	12,959,430
Marine	32,860,285	—	—	32,860,285
Metals & Mining	324,602,073	44,643,501	—	369,245,574
Oil, Gas & Consumable Fuels	412,077,530	—	—	412,077,530
Paper & Forest Products	14,897,307	—	—	14,897,307
Semiconductors & Semiconductor Equipment	34,850,485	—	—	34,850,485
Total Common Stocks	1,085,632,604	44,643,501	—	1,130,276,105
Total Short-Term Investment*	61,435,655	—	—	61,435,655
Securities Lending Reinvestments
Certificates of Deposit	—	83,942,135	—	83,942,135
Commercial Paper	—	23,999,240	—	23,999,240
Repurchase Agreements	—	76,757,627	—	76,757,627
Time Deposits	—	6,000,000	—	6,000,000
Mutual Funds	31,000,000	—	—	31,000,000
Total Securities Lending Reinvestments	31,000,000	190,699,002	—	221,699,002
Total Investments	$1,178,068,259	$235,342,503	$—	$1,413,410,762

Collateral for Securities Loaned (Liability)	$—	$(221,653,244)	$—	$(221,653,244)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,413,410,762
Cash	128,370
Cash denominated in foreign currencies (c)	71
Receivable for:
Fund shares sold	54,278
Dividends	914,571
Prepaid expenses	3,004

Total Assets	1,414,511,056
Liabilities
Collateral for securities loaned	221,653,244
Payables for:
Investments purchased	912,295
Fund shares redeemed	682,076
Accrued Expenses:
Management fees	714,699
Distribution and service fees	21,424
Deferred trustees’ fees	140,828
Other expenses	108,729

Total Liabilities	224,233,295

Net Assets	$1,190,277,761

Net Assets Consist of:
Paid in surplus	$1,552,285,802
Distributed earnings (Accumulated losses)	(362,008,041)

Net Assets	$1,190,277,761

Net Assets
Class A	$1,084,744,260
Class B	105,533,501
Capital Shares Outstanding*
Class A	126,239,738
Class B	12,374,794
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.59
Class B	8.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,393,483,700.
(b)	Includes securities loaned at value of $225,930,831.
(c)	Identified cost of cash denominated in foreign currencies was $71.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$23,956,976
Interest	70
Securities lending income	715,522

Total investment income	24,672,568
Expenses
Management fees	8,593,786
Administration fees	51,568
Custodian and accounting fees	76,849
Distribution and service fees—Class B	250,177
Audit and tax services	54,478
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	41,104
Insurance	7,918
Miscellaneous	17,560

Total expenses	9,196,755
Less management fee waiver	(427,108)

Net expenses	8,769,647

Net Investment Income	15,902,921

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(97,933,416)
Foreign currency transactions	(36,115)

Net realized loss	(97,969,531)

Net change in unrealized appreciation on investments	204,392,556

Net realized and unrealized gain	106,423,025

Net Increase in Net Assets From Operations	$122,325,946

(a)	Net of foreign withholding taxes of $458,073.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,902,921	$6,701,308
Net realized loss	(97,969,531)	(16,735,545)
Net change in unrealized appreciation (depreciation)	204,392,556	(357,973,496)

Increase (decrease) in net assets from operations	122,325,946	(368,007,733)

From Distributions to Shareholders
Class A	(6,297,162)	(1,880,391)
Class B	(346,636)	0

Total distributions	(6,643,798)	(1,880,391)

Increase in net assets from capital share transactions	146,452,494	171,892,775

Total increase (decrease) in net assets	262,134,642	(197,995,349)

Net Assets
Beginning of period	928,143,119	1,126,138,468

End of period	$1,190,277,761	$928,143,119

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	20,346,723	$170,703,113	23,910,325	$256,984,733
Reinvestments	785,182	6,297,162	172,989	1,880,391
Redemptions	(3,911,065)	(34,428,120)	(7,021,786)	(77,293,969)

Net increase	17,220,840	$142,572,155	17,061,528	$181,571,155

Class B
Sales	1,997,151	$16,059,549	1,564,092	$14,328,102
Reinvestments	43,493	346,636	0	0
Redemptions	(1,509,874)	(12,525,846)	(2,277,179)	(24,006,482)

Net increase (decrease)	530,770	$3,880,339	(713,087)	$(9,678,380)

Increase derived from capital shares transactions		$146,452,494		$171,892,775

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.69	$10.78	$10.86	$7.59	$11.32

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.06	0.02	0.01	0.08
Net realized and unrealized gain (loss)	0.83	(3.13)	(0.09)	3.34	(3.76)

Total income (loss) from investment operations	0.95	(3.07)	(0.07)	3.35	(3.68)

Less Distributions
Distributions from net investment income	(0.05)	(0.02)	(0.01)	(0.08)	(0.05)

Total distributions	(0.05)	(0.02)	(0.01)	(0.08)	(0.05)

Net Asset Value, End of Period	$8.59	$7.69	$10.78	$10.86	$7.59

Total Return (%) (b)	12.44 (d)	(28.64)	(0.62)	44.26	(32.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.77	0.80	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	1.46	0.62	0.21	0.14	0.82
Portfolio turnover rate (%)	33	24	23	49	25
Net assets, end of period (in millions)	$1,084.7	$837.8	$991.7	$916.2	$752.1

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.62	$10.71	$10.79	$7.55	$11.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.04	(0.01)	(0.01)	0.06
Net realized and unrealized gain (loss)	0.84	(3.13)	(0.07)	3.31	(3.74)

Total income (loss) from investment operations	0.94	(3.09)	(0.08)	3.30	(3.68)

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	(0.06)	(0.02)

Total distributions	(0.03)	0.00	0.00	(0.06)	(0.02)

Net Asset Value, End of Period	$8.53	$7.62	$10.71	$10.79	$7.55

Total Return (%) (b)	12.35	(28.85)	(0.74)	43.74	(32.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	1.02	1.05	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	1.20	0.36	(0.05)	(0.12)	0.56
Portfolio turnover rate (%)	33	24	23	49	25
Net assets, end of period (in millions)	$105.5	$90.3	$134.4	$132.2	$114.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-13

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $76,757,627. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-14

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$480,762,452	$0	$339,549,598

BHFTII-15

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$8,593,786	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to December 31, 2019 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Of the first $500 million
0.050%	On amounts over $500 million

An identical agreement was in place for the period January 1, 2019 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-16

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,406,582,644

Gross unrealized appreciation	113,436,666
Gross unrealized depreciation	(106,608,548)

Net unrealized appreciation (depreciation)	$6,828,118

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$6,643,798	$1,880,391	$—	$—	$6,643,798	$1,880,391

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$15,015,903	$—	$6,828,118	$(383,711,139)	$(361,867,118)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $27,474,446 and accumulated long-term capital losses of $356,236,693.

BHFTII-17

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Van Eck Global Natural Resources Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Van Eck Global Natural Resources Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-20

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-21

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-22

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Van Eck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and the Sub-advised Expense Universe median, and above the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2020.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 14.49%, 14.23%, and 14.30%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.

MARKET ENVIRONMENT / CONDITIONS

Several positive developments to a number of economic events that had weighed on markets occurred as the year came to a close, alleviating market fears of a more hawkish U.S. Federal Reserve Bank (the “Fed”) and of the prospect of a U.S. recession.

Fixed income markets, in general, posted strong results over the twelve months ended December 31, 2019. During the summer, however, optimism faded as U.S. Treasury yields plunged on increased global recession fears which were compounded by an escalation in trade war rhetoric between the United States and China. Later in the year, several geopolitical uncertainties that had weighed on markets for much of the year were reduced: first, the U.S. and China announced reaching a “Phase One” trade deal; second, the United States-Mexico-Canada Agreement (USMCA) trade deal passed the House of Representatives and next heads to the Senate where it is expected to be approved; and last, Boris Johnson won a sizeable electoral majority in U.K. elections, clearing the path for the country to withdraw from the European Union. U.S. Treasury yields ended the year significantly lower but up from their summer lows. Inflation remained below the Fed’s target. Spread sectors posted strong results as optimism dominated the year despite periodic volatility and only modest growth.

Annualized gross domestic product (“GDP”) growth hit a high-water mark of 3.1% in the first quarter of 2019 following an anemic 1.1% rate in the fourth quarter of 2018. First quarter growth was boosted by temporary effects from inventory and foreign trade; GDP growth subsequently ticked down to 2.0% in the second quarter and 2.1% in the third quarter. Continuing the softness from late 2018, the manufacturing sector weakened in the first half of the year but strengthened somewhat in the second half. The U.S. labor market further tightened throughout the year; the unemployment rate began the year at 4.0% in January and reached 3.5% in September and November.

After raising interest rates four times in 2018, the Federal Open Market Committee lowered the target range for the fed funds rate three times in 2019 to 1.50%—1.75% and then kept rates on hold in December and indicated that it viewed current policy as “appropriate”. Fed Chair Jerome Powell’s emphasis on continued low inflation implies that any future hike in rates would first require a significant and persistent move up in inflation. These views were echoed by other global central banks and they eased monetary policy as well. The Fed ended its balance sheet reduction in July but began purchasing U.S. Treasury bills in the fourth quarter of 2019 to inject liquidity in the banking system to ease repo funding concerns that had emerged.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark over the reporting period. The largest contributor to the Portfolio’s outperformance was its corporate credit exposures, including both Investment Grade (“IG”) corporate credit and High Yield (“HY”) corporate credit. Both sectors produced meaningful excess returns over U.S. Treasuries during the year as their spreads tightened. Spreads also tightened within Emerging Markets and the sector had a strong year with markets ultimately believing in global growth resiliency despite elevated trade tensions. Additionally, the Portfolio’s local currency exposure within Emerging Markets further benefited performance as several currencies strengthened versus the U.S. dollar, including the Russian ruble and Mexican peso. Structured product exposures, in aggregate, contributed to the Portfolio’s outperformance as spreads generally tightened, in particular for Non-Agency Mortgage-Backed Securities (“MBS”) securities.

With respect to the Portfolio’s macro positioning, all-in, the Portfolio’s duration and yield-curve positioning benefited performance. The Portfolio’s duration positioning was positive for performance as yields declined and, in addition, helped mute downside volatility during risk-off periods. The Portfolio’s yield curve positioning was a modest detractor as the curve steepened. For much of the year, the Portfolio held an overweight to the front-to-intermediate segment of the yield curve based on the view that the Fed would be biased to cut rates faster and would be slow to raise rates as their reaction function has changed to focus on increasing inflation. At the same time, the Portfolio held a concentrated duration position at the longer end of the yield curve under the view that higher inflation would be unlikely to materialize in the near-term and that long-term U.S. yields could still rally.

The Portfolio’s relative overweight exposure to spread sectors including corporate credit and emerging markets was maintained in 2019. We increased the Portfolio’s allocation to Bank Loans over the year while we also simultaneously trimmed some of the Portfolio’s high-yield exposure. Emerging Markets remained one of our highest conviction areas given attractive valuations and the fundamental backdrop.

During the twelve months ended December 31, 2019, the Portfolio utilized derivatives including U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage the Portfolio’s duration and yield curve exposure. The Portfolio also used non-U.S. interest rate futures to manage exposure to the European, U.K., and Australian bond markets. Credit default swaps on both IG and HY indices were used as an efficient, low cost way of adjusting exposures to these sectors on the margin. The Portfolio also used forward-settling MBS to gain exposure to the Agency MBS market and other stripped MBS derivatives to gain exposure to specific

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

characteristics of Agency MBS. Finally, the Portfolio used foreign exchange futures, forwards, and options to take outright positions in a variety of currencies. The use of derivatives was additive to performance during the period.

S. Kenneth Leech

Mark S. Lindbloom

Michael Buchanan

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	14.49	4.93	6.11
Class B	14.23	4.66	5.85
Class E	14.30	4.76	5.95
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
Corporate Bonds & Notes	52.3
Floating Rate Loans	13.3
Mortgage-Backed Securities	8.6
Foreign Government	8.2
Asset-Backed Securities	7.7
U.S. Treasury & Government Agencies	6.0
Convertible Bonds	1.0
Convertible Preferred Stocks	0.2
Preferred Stocks	0.1
Municipals	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.54%	$1,000.00	$1,043.10	$2.78
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,041.90	$4.07
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,041.70	$3.55
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—52.3% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Boeing Co. (The) 3.250%, 02/01/35	1,740,000	$1,777,073
L3Harris Technologies, Inc.
4.854%, 04/27/35	350,000	412,367
5.054%, 04/27/45	1,089,000	1,339,735
Northrop Grumman Corp. 3.200%, 02/01/27	1,060,000	1,101,937
Raytheon Co. 3.125%, 10/15/20	30,000	30,287

		4,661,399

Agriculture—0.3%
Altria Group, Inc.
4.400%, 02/14/26 (a)	1,000,000	1,085,582
4.800%, 02/14/29	3,500,000	3,896,256
5.950%, 02/14/49	829,000	1,002,303
Reynolds American, Inc. 4.850%, 09/15/23	1,640,000	1,776,943

		7,761,084

Airlines—0.0%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	588,913	625,719
American Airlines Pass-Through Trust 5.600%, 07/15/20 (144A)	607,347	617,194

		1,242,913

Apparel—0.3%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (a)	5,378,000	5,693,957
William Carter Co. (The) 5.625%, 03/15/27 (144A)	2,910,000	3,128,250

		8,822,207

Auto Manufacturers—0.5%
Allison Transmission, Inc. 5.000%, 10/01/24 (144A)	4,790,000	4,903,762
Ford Motor Credit Co. LLC
3.219%, 01/09/22	250,000	251,749
5.875%, 08/02/21	1,025,000	1,072,834
General Motors Co. 6.600%, 04/01/36	5,134,000	6,047,978
JB Poindexter & Co., Inc. 7.125%, 04/15/26 (144A)	2,911,000	3,071,105

		15,347,428

Auto Parts & Equipment—0.2%
American Axle & Manufacturing, Inc. 6.250%, 03/15/26	1,740,000	1,781,325
Delphi Technologies plc 5.000%, 10/01/25 (144A) (a)	3,260,000	3,015,500

		4,796,825

Banks—7.7%
Banco Mercantil del Norte S.A.
6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	800,000	$836,008
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	800,000	855,008
Banco Santander S.A. 3.848%, 04/12/23	6,600,000	6,880,814
Bank of America Corp.
4.000%, 01/22/25	13,110,000	13,977,102
4.250%, 10/22/26	7,628,000	8,312,701
Barclays Bank plc 7.625%, 11/21/22	16,450,000	18,485,687
Barclays plc
2.000%, 5Y EUR Swap + 1.900%, 02/07/28 (EUR) (b)	7,010,000	7,988,423
4.972%, 3M LIBOR + 1.902%, 05/16/29 (b)	3,930,000	4,426,036
5.088%, 3M LIBOR + 3.054%, 06/20/30 (b)	200,000	222,699
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (a) (b)	3,650,000	3,987,625
8.000%, 5Y H15 + 5.672%, 06/15/24 (b)	6,660,000	7,450,875
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (b)	8,480,000	8,554,285
BNP Paribas S.A. 7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (b)	2,850,000	3,006,750
Citigroup, Inc. 4.450%, 09/29/27	9,094,000	10,007,702
Cooperative Rabobank UA
3.750%, 07/21/26	4,210,000	4,381,737
4.375%, 08/04/25	1,470,000	1,593,689
4.625%, 12/01/23	4,870,000	5,281,325
Credit Agricole S.A.
6.500%, 5Y EUR Swap + 5.120%, 06/23/21 (EUR) (b)	2,735,000	3,312,664
7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (b)	1,750,000	1,994,650
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a) (b)	7,050,000	8,548,125
Credit Suisse Group AG
2.593%, SOFR + 1.560%, 09/11/25 (144A) (a) (b)	1,500,000	1,504,202
7.250%, 5Y USD Swap + 4.332%, 09/12/25 (144A) (b)	650,000	725,563
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (b)	3,390,000	3,709,847
Danske Bank A/S
5.000%, 01/12/22 (144A)	2,040,000	2,141,224
5.375%, 01/12/24 (144A)	2,000,000	2,194,757
Goldman Sachs Group, Inc. (The)
3.500%, 11/16/26	2,920,000	3,068,905
4.000%, 03/03/24	1,510,000	1,607,896
4.250%, 10/21/25	5,890,000	6,390,657
6.750%, 10/01/37	2,000,000	2,772,244
HSBC Holdings plc
6.000%, 5Y USD Swap + 3.746%, 05/22/27 (b)	390,000	415,350
6.250%, 5Y USD Swap + 3.453%, 03/23/23 (a) (b)	1,260,000	1,337,175
6.500%, 5Y USD Swap + 3.606%, 03/23/28 (b)	3,770,000	4,147,000
Intesa Sanpaolo S.p.A.
3.125%, 07/14/22 (144A)	1,970,000	1,995,410
3.375%, 01/12/23 (144A)	1,900,000	1,930,911

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Intesa Sanpaolo S.p.A.
5.017%, 06/26/24 (144A) (a)	2,440,000	$2,561,796
5.710%, 01/15/26 (144A)	18,740,000	20,265,179
6.500%, 02/24/21 (144A)	1,175,000	1,227,225
Lloyds Banking Group plc
4.582%, 12/10/25	3,011,000	3,257,642
4.650%, 03/24/26	3,920,000	4,259,312
6.375%, 5Y EUR Swap + 5.290%, 06/27/20 (EUR) (b)	5,450,000	6,258,455
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (b)	3,580,000	3,955,900
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,259,681
Royal Bank of Scotland Group plc
4.800%, 04/05/26 (a)	400,000	444,034
5.125%, 05/28/24	2,870,000	3,107,213
6.000%, 12/19/23	875,000	972,476
6.100%, 06/10/23	780,000	858,279
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (a) (b)	2,890,000	3,124,957
Santander Holdings USA, Inc. 4.500%, 07/17/25	570,000	614,737
Santander UK Group Holdings plc
4.750%, 09/15/25 (144A)	10,031,000	10,765,710
7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (b)	2,620,000	3,781,925
Santander UK plc 7.950%, 10/26/29 (a)	272,000	348,039
UBS AG 7.625%, 08/17/22	2,850,000	3,212,834
UBS Group AG
4.253%, 03/23/28 (144A)	2,400,000	2,621,732
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (a) (b)	3,600,000	3,933,000
UniCredit S.p.A. 7.296%, 5Y USD Swap + 4.914%, 04/02/34 (144A) (b)	6,200,000	7,123,999
Wells Fargo Capital X 5.950%, 12/01/86	90,000	109,611

		238,108,782

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc.
5.550%, 01/23/49	6,870,000	8,899,448
5.800%, 01/23/59 (a)	1,110,000	1,510,750
Constellation Brands, Inc. 4.750%, 12/01/25	140,000	155,876

		10,566,074

Biotechnology—0.1%
Gilead Sciences, Inc. 4.600%, 09/01/35 (a)	1,800,000	2,144,909

Chemicals—0.1%
Olin Corp. 5.000%, 02/01/30	1,540,000	1,563,100

Commercial Services—1.4%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	5,320,000	5,512,850
Carriage Services, Inc. 6.625%, 06/01/26 (144A)	5,627,000	5,992,755
Harsco Corp. 5.750%, 07/31/27 (144A) (a)	1,305,000	1,391,482
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	2,082,479
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.250%, 04/15/24 (144A)	1,290,000	1,364,820
5.750%, 04/15/26 (144A) (a)	2,720,000	2,956,314
9.250%, 05/15/23 (144A)	1,665,000	1,746,169
United Rentals North America, Inc.
3.875%, 11/15/27 (a)	2,290,000	2,337,975
4.625%, 10/15/25	410,000	421,521
4.875%, 01/15/28 (a)	5,230,000	5,445,633
5.250%, 01/15/30	7,040,000	7,577,152
WW International, Inc. 8.625%, 12/01/25 (144A) (a)	5,945,000	6,305,386

		43,134,536

Diversified Financial Services—2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, 10/30/20	1,060,000	1,081,152
5.000%, 10/01/21	15,056,000	15,782,417
Allied Universal Holding Co. LLC 6.625%, 07/15/26 (144A)	6,800,000	7,307,960
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,954,947
Global Aircraft Leasing Co., Ltd. 6.500%, PIK, 09/15/24 (144A) (c)	12,340,000	12,876,173
International Lease Finance Corp. 8.625%, 01/15/22	2,500,000	2,812,015
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	158,589
LHC3 plc 4.125%, PIK, 08/15/24 (EUR) (c)	250,000	289,819
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	3,800,000	3,978,600
5.250%, 08/15/22 (144A)	5,120,000	5,454,848
Quicken Loans, Inc. 5.750%, 05/01/25 (144A)	5,993,000	6,195,264
Visa, Inc. 3.150%, 12/14/25	850,000	897,700

		60,789,484

Electric—1.1%
Calpine Corp. 5.750%, 01/15/25 (a)	1,693,000	1,737,441
FirstEnergy Corp.
3.900%, 07/15/27 (a)	6,480,000	6,923,641
7.375%, 11/15/31	3,550,000	5,005,269
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (a)	2,145,202	2,370,449

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	602,021	$535,029
Perusahaan Listrik Negara PT 5.500%, 11/22/21	9,750,000	10,310,625
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,244,628
Talen Energy Supply LLC 10.500%, 01/15/26 (144A) (a)	5,110,000	4,860,888

		32,987,970

Electronics—0.3%
Sensata Technologies, Inc. 4.375%, 02/15/30 (144A)	2,090,000	2,130,588
Vishay Intertechnology, Inc. 2.250%, 06/15/25 (a)	7,580,000	7,593,586

		9,724,174

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	1,136,530	1,266,167

Entertainment—0.3%
Mohegan Gaming & Entertainment 7.875%, 10/15/24 (144A)	4,400,000	4,488,000
Speedway Motorsports LLC / Speedway Funding II, Inc. 4.875%, 11/01/27 (144A)	4,550,000	4,612,562

		9,100,562

Environmental Control—0.9%
GFL Environmental, Inc.
5.125%, 12/15/26 (144A)	4,110,000	4,321,172
5.375%, 03/01/23 (144A)	13,095,000	13,487,850
7.000%, 06/01/26 (144A)	3,720,000	3,929,808
8.500%, 05/01/27 (144A) (a)	4,140,000	4,554,000

		26,292,830

Food—0.1%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (d)	2,410,000	3,646,687
Kraft Heinz Foods Co.
3.000%, 06/01/26	340,000	339,727
3.950%, 07/15/25	60,000	63,471
5.000%, 06/04/42	130,000	138,567
5.200%, 07/15/45	90,000	97,471

		4,285,923

Forest Products & Paper—0.3%
Mercer International, Inc. 7.375%, 01/15/25	4,310,000	4,639,499
Suzano Austria GmbH 5.750%, 07/14/26	4,200,000	4,693,500

		9,332,999

Healthcare-Products—0.3%
Immucor, Inc. 11.125%, 02/15/22 (144A) (a)	7,080,000	7,062,300
Medtronic, Inc. 3.500%, 03/15/25	770,000	824,613

		7,886,913

Healthcare-Services—1.8%
ASP AMC Merger Sub, Inc. 8.000%, 05/15/25 (144A)	6,230,000	4,142,950
Centene Corp.
4.250%, 12/15/27 (144A)	1,270,000	1,306,513
4.625%, 12/15/29 (144A)	1,920,000	2,023,392
5.375%, 06/01/26 (144A)	7,280,000	7,725,900
6.125%, 02/15/24	4,413,000	4,578,487
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A)	700,000	756,033
HCA, Inc.
5.375%, 02/01/25	5,320,000	5,883,016
5.500%, 06/15/47	10,100,000	11,577,523
5.625%, 09/01/28 (a)	7,610,000	8,672,356
Humana, Inc. 4.800%, 03/15/47	800,000	934,870
Magellan Health, Inc. 4.900%, 09/22/24 (a)	3,555,000	3,643,875
Polaris Intermediate Corp. 8.500%, PIK, 12/01/22 (144A) (a) (c)	4,270,000	3,976,437

		55,221,352

Home Builders—0.3%
Lennar Corp. 4.500%, 04/30/24	4,180,000	4,415,125
William Lyon Homes, Inc. 5.875%, 01/31/25	4,110,000	4,228,162

		8,643,287

Housewares—0.2%
Newell Brands, Inc.
3.850%, 04/01/23	1,153,000	1,197,488
4.200%, 04/01/26	3,440,000	3,583,697

		4,781,185

Insurance—0.9%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	20,207	29,906
Ambac LSNI LLC 6.945%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	79,478	80,472
American International Group, Inc.
3.750%, 07/10/25	770,000	823,346
6.250%, 03/15/87	453,000	493,770
AXA S.A. 8.600%, 12/15/30	1,320,000	1,917,761
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,198,987

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Fidelity & Guaranty Life Holdings, Inc. 5.500%, 05/01/25 (144A)	6,120,000	$6,517,800
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,690,606
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A)	6,285,000	7,556,898
Prudential Financial, Inc.
5.625%, 3M LIBOR + 3.920%, 06/15/43 (b)	550,000	591,250
5.875%, 3M LIBOR + 4.175%, 09/15/42 (b)	1,200,000	1,290,000
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 (144A)	1,771,000	2,171,867
6.850%, 12/16/39 (144A)	216,000	314,128

		27,676,791

Internet—1.1%
Booking Holdings, Inc. 3.650%, 03/15/25	1,625,000	1,735,819
Cogent Communications Group, Inc. 5.375%, 03/01/22 (144A)	4,053,000	4,235,385
Match Group, Inc. 5.000%, 12/15/27 (144A) (a)	5,685,000	5,926,612
Netflix, Inc. 6.375%, 05/15/29 (a)	6,500,000	7,401,875
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	8,110,000	8,455,775
Twitter, Inc. 3.875%, 12/15/27 (144A) (a)	7,660,000	7,656,017

		35,411,483

Investment Companies—0.3%
Owl Rock Capital Corp. 4.000%, 03/30/25 (a)	8,090,000	8,114,139

Iron/Steel—0.3%
ArcelorMittal 6.125%, 06/01/25	2,700,000	3,099,256
Vale Overseas, Ltd.
6.250%, 08/10/26 (a)	3,990,000	4,683,462
6.875%, 11/10/39 (a)	2,180,000	2,839,450

		10,622,168

Leisure Time—0.8%
NCL Corp., Ltd. 3.625%, 12/15/24 (144A)	4,250,000	4,308,438
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	5,285,000	5,588,887
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	11,372,000	12,153,825
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A)	3,320,000	3,477,700

		25,528,850

Lodging—1.1%
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 10.250%, 11/15/22 (144A)	7,468,000	7,882,474
Las Vegas Sands Corp. 3.200%, 08/08/24	4,580,000	4,722,991
Melco Resorts Finance, Ltd. 5.375%, 12/04/29 (144A)	8,230,000	8,433,791
Sands China, Ltd. 5.125%, 08/08/25	6,800,000	7,461,912
Wynn Macau, Ltd. 5.125%, 12/15/29 (144A)	5,750,000	5,867,932

		34,369,100

Machinery-Diversified—0.2%
Cleaver-Brooks, Inc. 7.875%, 03/01/23 (144A)	6,625,000	6,608,437

Media—3.9%
Altice Luxembourg S.A. 10.500%, 05/15/27 (144A)	5,100,000	5,814,255
American Media LLC 10.500%, 12/31/26 (144A)	13,637,886	14,694,822
CCO Holdings LLC / CCO Holdings Capital Corp.
5.000%, 02/01/28 (144A) (a)	5,990,000	6,285,427
5.375%, 05/01/25 (144A)	880,000	908,600
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 03/15/28	8,160,000	8,688,589
4.908%, 07/23/25	6,164,000	6,785,066
5.375%, 04/01/38	2,050,000	2,345,532
Comcast Corp. 4.700%, 10/15/48	5,190,000	6,388,083
CSC Holdings LLC
6.500%, 02/01/29 (144A)	15,520,000	17,304,800
10.875%, 10/15/25 (144A)	5,667,000	6,332,872
DISH DBS Corp. 7.750%, 07/01/26 (a)	15,165,000	16,065,649
Fox Corp.
4.709%, 01/25/29 (144A) (a)	640,000	728,894
5.476%, 01/25/39 (144A)	1,400,000	1,709,059
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	3,610,000	3,700,250
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,223,774
Univision Communications, Inc. 5.125%, 05/15/23 (144A) (a)	10,430,000	10,403,925
UPC Holding B.V. 5.500%, 01/15/28 (144A)	3,545,000	3,593,744
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A)	2,096,000	2,154,688
Virgin Media Secured Finance plc 5.500%, 08/15/26 (144A) (a)	5,985,000	6,284,250

		122,412,279

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc. 6.625%, 04/15/27 (a)	5,150,000	$5,242,983

Mining—3.6%
Alcoa Nederland Holding B.V. 6.125%, 05/15/28 (144A) (a)	12,912,000	13,977,240
Anglo American Capital plc 4.000%, 09/11/27 (144A)	3,540,000	3,705,362
Barrick Gold Corp. 5.250%, 04/01/42	2,520,000	2,999,308
Barrick North America Finance LLC 5.750%, 05/01/43	8,579,000	10,894,871
BHP Billiton Finance USA, Ltd.
6.250%, 5Y USD Swap + 4.971%, 10/19/75 (144A) (b)	2,392,000	2,466,152
6.750%, 5Y USD Swap + 5.093%, 10/19/75 (144A) (b)	8,191,000	9,617,627
First Quantum Minerals, Ltd.
7.250%, 04/01/23 (144A) (a)	16,689,000	17,277,788
7.500%, 04/01/25 (144A) (a)	400,000	409,000
Freeport-McMoRan, Inc. 5.450%, 03/15/43	16,860,000	17,450,100
Glencore Finance Canada, Ltd.
4.250%, 10/25/22 (144A)	788,000	825,056
5.550%, 10/25/42 (144A) (a)	1,000,000	1,060,194
Glencore Funding LLC 4.000%, 04/16/25 (144A)	6,580,000	6,851,774
HudBay Minerals, Inc.
7.250%, 01/15/23 (144A) (a)	1,200,000	1,244,250
7.625%, 01/15/25 (144A) (a)	7,410,000	7,821,255
Midwest Vanadium Pty, Ltd.
13.250%, 02/15/18 (144A) (e) (f) (g) (h)	932,290	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A)	8,475,000	6,356,250
Teck Resources, Ltd.
5.400%, 02/01/43	4,575,000	4,825,400
6.000%, 08/15/40	1,774,000	1,975,923

		109,757,550

Miscellaneous Manufacturing—0.6%
General Electric Co. 6.875%, 01/10/39	14,178,000	18,860,907

Oil & Gas—5.5%
Apache Corp.
3.250%, 04/15/22	452,000	460,396
4.250%, 01/15/44 (a)	260,000	239,183
4.750%, 04/15/43 (a)	7,000,000	6,746,044
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	9,280,000	8,595,600
Chesapeake Energy Corp. 7.000%, 10/01/24	2,310,000	1,391,775
Comstock Resources, Inc. 9.750%, 08/15/26	2,120,000	1,923,900
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	11,330,000	9,743,800

Oil & Gas—(Continued)
Devon Energy Corp.
5.600%, 07/15/41	110,000	133,441
5.850%, 12/15/25 (a)	970,000	1,149,101
Diamondback Energy, Inc. 5.375%, 05/31/25	4,670,000	4,902,729
Eclipse Resources Corp. 8.875%, 07/15/23	9,275,000	8,556,187
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A)	3,470,000	3,582,775
5.750%, 01/30/28 (144A)	2,560,000	2,691,200
EOG Resources, Inc. 4.150%, 01/15/26 (a)	1,665,000	1,828,577
Extraction Oil & Gas, Inc.
5.625%, 02/01/26 (144A)	3,420,000	2,052,000
7.375%, 05/15/24 (144A)	5,030,000	3,143,750
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	10,470,000	11,663,580
KazMunayGas National Co. JSC
5.375%, 04/24/30 (144A)	300,000	347,310
6.375%, 10/24/48 (144A)	1,060,000	1,362,715
MEG Energy Corp. 7.000%, 03/31/24 (144A) (a)	11,359,000	11,429,994
Noble Energy, Inc.
3.850%, 01/15/28 (a)	1,910,000	2,015,870
6.000%, 03/01/41	10,200,000	12,285,047
Northern Oil and Gas, Inc. 8.500%, PIK, 05/15/23 (c)	4,232,958	4,381,112
Oasis Petroleum, Inc.
6.875%, 03/15/22 (a)	7,985,000	7,685,563
6.875%, 01/15/23 (a)	2,830,000	2,766,325
Occidental Petroleum Corp.
2.900%, 08/15/24	1,720,000	1,746,567
3.125%, 02/15/22	110,000	111,921
3.200%, 08/15/26	1,800,000	1,821,241
3.500%, 06/15/25	1,850,000	1,909,941
4.500%, 07/15/44	800,000	805,744
4.625%, 06/15/45	230,000	237,300
5.550%, 03/15/26	2,250,000	2,553,329
6.450%, 09/15/36	220,000	269,796
6.950%, 07/01/24	290,000	341,555
7.500%, 05/01/31	80,000	104,015
7.875%, 09/15/31	285,000	382,111
Petrobras Global Finance B.V.
5.750%, 02/01/29	7,360,000	8,302,080
6.850%, 06/05/15 (a)	6,170,000	7,050,829
QEP Resources, Inc. 6.875%, 03/01/21	480,000	496,800
Range Resources Corp.
5.000%, 03/15/23 (a)	12,449,000	11,450,839
5.875%, 07/01/22 (a)	3,175,000	3,151,188
Shelf Drilling Holdings, Ltd. 8.250%, 02/15/25 (144A)	4,060,000	3,867,150
Shell International Finance B.V. 4.000%, 05/10/46	360,000	409,602
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	1,890,000	1,965,600

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
WPX Energy, Inc.
5.250%, 10/15/27 (a)	6,200,000	$6,541,000
8.250%, 08/01/23	5,720,000	6,578,000

		171,174,582

Packaging & Containers—0.8%
ARD Finance S.A. 6.500%, PIK, 06/30/27 (144A) (c)	4,470,000	4,621,757
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.000%, 02/15/25 (144A) (a)	5,200,000	5,453,500
Cascades Inc/Cascades USA, Inc.
5.125%, 01/15/26 (144A)	250,000	256,875
5.375%, 01/15/28 (144A) (a)	3,110,000	3,195,525
Pactiv LLC 8.375%, 04/15/27	10,745,000	11,980,675
WestRock RKT Co. 4.000%, 03/01/23 (a)	140,000	146,118

		25,654,450

Pharmaceuticals—3.3%
AbbVie, Inc.
2.950%, 11/21/26 (144A)	1,850,000	1,877,665
4.050%, 11/21/39 (144A) (a)	5,880,000	6,214,038
Allergan Funding SCS
3.450%, 03/15/22	450,000	460,152
4.550%, 03/15/35	2,100,000	2,290,684
Bausch Health Americas, Inc. 9.250%, 04/01/26 (144A)	10,545,000	12,111,987
Bausch Health Cos., Inc.
5.000%, 01/30/28 (144A) (a)	4,770,000	4,895,880
5.250%, 01/30/30 (144A)	4,300,000	4,459,100
Becton Dickinson & Co. 3.700%, 06/06/27	3,594,000	3,825,991
Bristol-Myers Squibb Co.
4.250%, 10/26/49 (144A) (a)	2,130,000	2,520,448
5.000%, 08/15/45 (144A)	800,000	1,023,285
Cigna Corp. 4.800%, 08/15/38	8,120,000	9,448,986
CVS Health Corp.
3.875%, 07/20/25	496,000	527,789
4.100%, 03/25/25	24,940,000	26,751,688
4.780%, 03/25/38	17,110,000	19,393,452
5.125%, 07/20/45	1,440,000	1,703,486
Mead Johnson Nutrition Co. 4.125%, 11/15/25 (a)	1,653,000	1,805,051
Teva Pharmaceutical Finance Netherlands III B.V. 7.125%, 01/31/25 (144A) (a)	3,220,000	3,307,584

		102,617,266

Pipelines—3.4%
Blue Racer Midstream LLC / Blue Racer Finance Corp.
6.125%, 11/15/22 (144A) (a)	1,825,000	1,788,500
6.625%, 07/15/26 (144A) (a)	2,910,000	2,633,550

Pipelines—(Continued)
Cheniere Energy Partners L.P. 4.500%, 10/01/29 (144A) (a)	4,100,000	4,213,160
DCP Midstream Operating L.P.
5.125%, 05/15/29	450,000	466,875
6.750%, 09/15/37 (144A)	3,480,000	3,654,000
El Paso Natural Gas Co. LLC
7.500%, 11/15/26 (a)	4,250,000	5,355,923
8.375%, 06/15/32	190,000	264,817
Energy Transfer Operating L.P.
5.500%, 06/01/27	1,376,000	1,545,326
5.875%, 01/15/24	1,638,000	1,812,175
6.250%, 04/15/49	1,090,000	1,311,814
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	827,560
Enterprise Products Operating LLC
3.700%, 02/15/26	1,072,000	1,140,227
5.375%, 3M LIBOR + 2.570%, 02/15/78 (a) (b)	13,090,000	13,008,744
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.625%, 06/15/24	930,000	897,450
6.000%, 05/15/23	6,046,000	5,985,540
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A)	2,500,000	2,613,911
Kinder Morgan, Inc.
4.300%, 06/01/25	1,240,000	1,344,219
7.800%, 08/01/31	67,000	92,100
NGPL PipeCo LLC 7.768%, 12/15/37 (144A) (a)	11,919,000	15,360,296
Northwest Pipeline LLC 4.000%, 04/01/27 (a)	14,460,000	15,382,495
Rockies Express Pipeline LLC 7.500%, 07/15/38 (144A)	4,485,000	4,768,560
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	36,175
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.125%, 02/01/25 (a)	4,791,000	4,970,662
5.375%, 02/01/27 (a)	2,770,000	2,873,875
5.500%, 03/01/30 (144A)	1,180,000	1,212,450
6.500%, 07/15/27 (144A)	10,000	10,950
6.875%, 01/15/29 (144A)	10,000	11,100
Western Midstream Operating L.P.
3.950%, 06/01/25 (a)	9,253,000	9,336,002
5.450%, 04/01/44	1,650,000	1,458,600

		104,377,056

Real Estate—0.2%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	7,040,000	7,091,462

Real Estate Investment Trusts—0.9%
CoreCivic, Inc.
4.625%, 05/01/23	820,000	811,800
5.000%, 10/15/22	5,400,000	5,427,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
ESH Hospitality, Inc. 4.625%, 10/01/27 (144A)	3,810,000	$3,857,625
GLP Capital L.P. / GLP Financing II, Inc. 5.750%, 06/01/28	4,400,000	4,995,760
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27 (a)	5,910,000	6,264,600
VICI Properties L.P. / VICI Note Co., Inc. 4.625%, 12/01/29 (144A)	6,400,000	6,688,000

		28,044,785

Retail—1.5%
AutoZone, Inc. 2.500%, 04/15/21	800,000	804,228
Golden Nugget, Inc. 8.750%, 10/01/25 (144A)	9,210,000	9,848,944
L Brands, Inc.
5.250%, 02/01/28 (a)	9,112,000	8,633,620
5.625%, 10/15/23 (a)	4,550,000	4,908,313
McDonald’s Corp.
3.350%, 04/01/23	441,000	459,061
3.700%, 01/30/26 (a)	1,047,000	1,128,643
Michaels Stores, Inc. 8.000%, 07/15/27 (144A) (a)	4,090,000	3,905,950
PetSmart, Inc.
7.125%, 03/15/23 (144A)	410,000	401,800
8.875%, 06/01/25 (144A) (a)	3,100,000	3,061,250
Tendam Brands S.A.U.
5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,552,152
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (144A) (EUR) (b)	3,750,000	4,227,407
Wendy’s International LLC 7.000%, 12/15/25 (a)	6,508,000	6,849,670

		45,781,038

Savings & Loans—0.2%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (b)	6,730,000	7,135,221

Semiconductors—0.0%
Amkor Technology, Inc. 6.625%, 09/15/27 (144A) (a)	860,000	947,075

Software—0.4%
CDK Global, Inc. 5.250%, 05/15/29 (144A) (a)	4,560,000	4,890,600
Evolent Health, Inc. 1.500%, 10/15/25	2,520,000	1,757,773
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/25 (144A)	3,930,000	4,165,800

		10,814,173

Telecommunications—3.3%
Altice France S.A. 7.375%, 05/01/26 (144A)	22,015,000	23,636,185

Telecommunications—(Continued)
AT&T, Inc. 4.450%, 04/01/24	3,330,000	3,607,161
British Telecommunications plc 9.625%, 12/15/30	3,875,000	5,951,375
CommScope Technologies LLC
5.000%, 03/15/27 (144A)	1,100,000	1,034,000
6.000%, 06/15/25 (144A)	2,200,000	2,202,486
CommScope, Inc. 8.250%, 03/01/27 (144A) (a)	3,060,000	3,220,650
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	7,227,000	7,273,748
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23 (a)	4,010,000	3,444,750
Millicom International Cellular S.A.
6.250%, 03/25/29 (144A)	4,550,000	5,018,605
6.625%, 10/15/26 (144A)	4,290,000	4,750,317
Sprint Capital Corp.
6.875%, 11/15/28 (a)	6,085,000	6,556,588
8.750%, 03/15/32	9,850,000	11,955,437
Sprint Corp.
7.250%, 09/15/21	1,390,000	1,469,925
7.875%, 09/15/23 (a)	2,700,000	2,978,991
T-Mobile USA, Inc.
4.750%, 02/01/28 (a)	4,590,000	4,809,448
6.500%, 01/15/24	803,000	826,102
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A)	2,700,000	2,902,500
Telefonica Emisiones S.A. 4.103%, 03/08/27 (a)	2,600,000	2,811,426
Verizon Communications, Inc.
3.850%, 11/01/42	4,210,000	4,534,040
4.522%, 09/15/48	1,200,000	1,435,292
5.250%, 03/16/37	660,000	827,043

		101,246,069

Transportation—0.7%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A)	4,670,000	3,689,300
Union Pacific Corp.
3.839%, 03/20/60 (144A)	470,000	475,036
4.375%, 09/10/38	1,335,000	1,527,033
XPO CNW, Inc. 6.700%, 05/01/34	12,981,000	13,175,715
XPO Logistics, Inc. 6.125%, 09/01/23 (144A) (a)	1,390,000	1,434,897

		20,301,981

Trucking & Leasing—0.3%
DAE Funding LLC 5.750%, 11/15/23 (144A)	10,100,000	10,592,375

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Water—0.1%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	$3,620,585

Total Corporate Bonds & Notes (Cost $1,520,738,029)		1,612,464,908

Floating Rate Loans (i)—13.3%

Advertising—0.7%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 07/23/21	6,886,469	6,669,545
AppLovin Corp. Term Loan B, 5.299%, 1M LIBOR + 3.500%, 08/15/25	4,843,308	4,878,122
Terrier Media Buyer, Inc. Term Loan B, 12/17/26 (j)	8,500,000	8,595,625

		20,143,292

Auto Parts & Equipment—0.3%
American Axle & Manufacturing, Inc. Term Loan B, 4.190%, 1M LIBOR + 2.250%, 04/06/24	3,603,229	3,599,849
Panther BF Aggregator 2 L.P. Term Loan B, 5.305%, 1M LIBOR + 3.500%, 04/30/26	6,443,850	6,482,726

		10,082,575

Building Materials—0.2%
APi Group DE, Inc. Term Loan B, 4.299%, 1M LIBOR + 2.500%, 10/01/26	7,410,000	7,478,313

Commercial Services—1.5%
Allied Universal Holdco LLC
Delayed Draw Term Loan, 6.055%, 1M LIBOR + 4.250%, 07/10/26	727,925	733,476
Term Loan B, 6.049%, 1M LIBOR + 4.250%, 07/10/26	7,352,045	7,408,105
Garda World Security Corp. 1st Lien Term Loan B, 6.660%, 3M LIBOR + 4.750%, 10/30/26	15,240,000	15,347,945
MPH Acquisition Holdings LLC Term Loan B, 4.695%, 3M LIBOR + 2.750%, 06/07/23	6,857,636	6,783,347
Prime Security Services Borrower LLC Term Loan B1, 4.944%, 1M LIBOR + 3.250%, 09/23/26	13,193,704	13,245,015
Trans Union LLC Term Loan B5, 3.549%, 1M LIBOR + 1.750%, 11/16/26	856,178	860,927
Verscend Holding Corp. Term Loan B, 6.299%, 1M LIBOR + 4.500%, 08/27/25	1,935,101	1,950,823

		46,329,638

Computers—0.2%
McAfee LLC Term Loan B, 5.555%, 1M LIBOR + 3.750%, 09/30/24	4,852,906	4,880,203

Diversified Financial Services—0.5%
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B3, 3.515%, 1M LIBOR + 1.750%, 01/15/25	7,364,791	7,420,027
Jane Street Group LLC Term Loan B, 4.799%, 1M LIBOR + 3.000%, 08/25/22	7,235,050	7,235,050

		14,655,077

Entertainment—1.2%
AMC Entertainment Holdings, Inc. Term Loan B, 4.800%, 1M LIBOR + 3.000%, 04/22/26	7,700,603	7,766,058
Caesars Entertainment Operating Co. Term Loan, 3.799%, 1M LIBOR + 2.000%, 10/07/24	6,350,480	6,400,090
Lions Gate Capital Holdings LLC Term Loan B, 4.049%, 1M LIBOR + 2.250%, 03/24/25	711,138	708,762
Mohegan Tribal Gaming Authority Term Loan B, 5.799%, 1M LIBOR + 4.000%, 10/13/23	4,996,777	4,829,385
Scientific Games International, Inc. Term Loan B5, 4.549%, 1M LIBOR + 2.750%, 08/14/24	7,346,751	7,376,924
Stars Group Holdings B.V. (The) Incremental Term Loan, 5.445%, 3M LIBOR + 3.500%, 07/10/25	258,309	260,912
UFC Holdings LLC Term Loan, 5.500%, 1M LIBOR + 3.250%, 04/29/26	8,690,383	8,759,906

		36,102,037

Environmental Control—0.0%
GFL Environmental Inc. Term Loan B, 05/30/25 (j)	997,468	1,000,229

Food—0.2%
Albertsons LLC
Term Loan B7, 4.549%, 1M LIBOR + 2.750%, 11/17/25	1,824,075	1,842,996
Term Loan B8, 4.549%, 1M LIBOR + 2.750%, 08/17/26	3,918,639	3,960,043

		5,803,039

Food Service—0.2%
TKC Holdings, Inc. 1st Lien Term Loan, 5.550%, 1M LIBOR + 3.750%, 02/01/23	5,427,652	5,065,807

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—0.5%
Albany Molecular Research, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 08/30/24	7,057,550	$7,053,139
Athenahealth, Inc. Term Loan B, 6.401%, 3M LIBOR + 4.500%, 02/11/26	6,699,375	6,743,979
Immucor, Inc. Extended Term Loan B, 6.945%, 3M LIBOR + 5.000%, 06/15/21	2,389,089	2,384,610

		16,181,728

Healthcare-Services—1.3%
Jaguar Holding Co. II Term Loan, 4.299%, 1M LIBOR + 2.500%, 08/18/22	6,134,789	6,174,837
Phoenix Guarantor, Inc. Term Loan B, 6.210%, 1M LIBOR + 4.500%, 03/05/26	6,339,930	6,383,517
RadNet, Inc. Term Loan, 5.510%, 3M LIBOR + 3.500%, 06/30/23	8,227,321	8,289,026
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 6.299%, 1M LIBOR + 4.500%, 11/17/25	875,589	883,706
U.S. Renal Care, Inc. 2019 Term Loan B, 6.813%, 1M LIBOR + 5.000%, 06/26/26	9,017,400	8,965,550
Wink Holdco, Inc. 1st Lien Term Loan B, 4.799%, 1M LIBOR + 3.000%, 12/02/24	2,774,290	2,776,024
WP CityMD Bidco LLC 2019 Term Loan B, 6.445%, 3M LIBOR + 4.500%, 08/13/26	4,990,000	5,002,475

		38,475,135

Holding Companies-Diversified—0.0%
First Eagle Investment Management LLC Term Loan B, 4.695%, 3M LIBOR + 2.750%, 12/02/24	535,940	539,290

Insurance—0.5%
Asurion LLC
Term Loan B4, 4.799%, 1M LIBOR + 3.000%, 08/04/22	4,542,614	4,575,548
Term Loan B7, 4.799%, 1M LIBOR + 3.000%, 11/03/24	7,175,365	7,223,204
Sedgwick Claims Management Services, Inc. Term Loan B, 5.049%, 1M LIBOR + 3.250%, 12/31/25	3,890,176	3,898,929

		15,697,681

Internet—0.2%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 5.550%, 1M LIBOR + 3.750%, 10/19/23	5,510,344	5,441,465

Leisure Time—0.1%
Alterra Mountain Co. Term Loan B1, 4.549%, 1M LIBOR + 2.750%, 07/31/24	4,020,729	4,050,257

Lodging—0.5%
Boyd Gaming Corp. Term Loan B3, 3.853%, 1W LIBOR + 2.250%, 09/15/23	2,754,492	2,777,147
Caesars Resort Collection LLC 1st Lien Term Loan B, 4.549%, 1M LIBOR + 2.750%, 12/23/24	8,624,000	8,647,957
Hilton Worldwide Finance LLC Term Loan B2, 3.542%, 3M LIBOR + 1.750%, 06/22/26	5,330,000	5,376,638

		16,801,742

Machinery-Construction & Mining—0.2%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 08/01/25	7,540,957	7,600,659

Media—0.9%
Charter Communications Operating LLC Term Loan B2, 3.550%, 1M LIBOR + 1.750%, 02/01/27	5,566,050	5,608,229
Entercom Media Corp. Term Loan, 4.305%, 1M LIBOR + 2.500%, 11/18/24	3,052,383	3,082,907
iHeartCommunications, Inc. Exit Term Loan, 5.691%, 1M LIBOR + 4.000%, 05/01/26	5,385,503	5,444,167
Nexstar Broadcasting, Inc. Term Loan B4, 4.452%, 1M LIBOR + 2.750%, 09/18/26	4,790,000	4,821,935
Univision Communications, Inc. Term Loan C5, 4.549%, 1M LIBOR + 2.750%, 03/15/24	9,575,503	9,471,197

		28,428,435

Packaging & Containers—0.5%
Berry Global, Inc. Term Loan W, 3.715%, 1M LIBOR + 2.000%, 10/01/22	8,435,786	8,480,226
Reynolds Group Holdings, Inc. Term Loan, 4.549%, 1M LIBOR + 2.750%, 02/05/23	8,118,096	8,154,879

		16,635,105

Pharmaceuticals—0.6%
Change Healthcare Holdings LLC Term Loan B, 4.299%, 1M LIBOR + 2.500%, 03/01/24	6,657,415	6,690,010
Grifols Worldwide Operations USA, Inc. Term Loan B, 11/15/27 (j)	3,120,000	3,149,444

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
HC Group Holdings II, Inc. Term Loan B, 6.299%, 1M LIBOR + 4.500%, 08/06/26	8,220,000	$8,196,885

		18,036,339

Real Estate Investment Trusts—0.2%
Corecivic Inc Term Loan, 12/12/24 (j)	3,270,000	3,147,375
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 03/21/25	1,777,404	1,788,354

		4,935,729

Retail—1.5%
Academy, Ltd. Term Loan B, 5.692%, 1M LIBOR + 4.000%, 07/01/22	8,712,784	7,193,492
CEC Entertainment, Inc. Term Loan B, 8.299%, 1M LIBOR + 6.500%, 08/30/26	8,581,874	8,272,926
Michaels Stores, Inc. Term Loan B, 4.292%, 1M LIBOR + 2.500%, 01/30/23	10,154,831	9,847,648
Party City Holdings, Inc. Term Loan B, 4.300%, 1M LIBOR + 2.500%, 08/19/22	3,121,064	2,911,172
Petco Animal Supplies, Inc. Term Loan B, 5.177%, 3M LIBOR + 3.250%, 01/26/23	4,897,117	4,176,321
PetSmart, Inc. Term Loan B2, 5.740%, 3M LIBOR + 4.000%, 03/11/22	12,656,987	12,551,517

		44,953,076

Software—0.6%
Almonde, Inc. 1st Lien Term Loan, 5.696%, 6M LIBOR + 3.500%, 06/13/24	4,161,005	4,141,935
DCert Buyer, Inc. 2019 Term Loan B, 5.799%, 1M LIBOR + 4.000%, 10/16/26	7,260,000	7,286,092
MA FinanceCo. LLC Term Loan B3, 4.299%, 1M LIBOR + 2.500%, 06/21/24	450,120	451,876
Seattle Spinco, Inc. Term Loan B3, 4.299%, 1M LIBOR + 2.500%, 06/21/24	3,039,772	3,051,627
Ultimate Software Group, Inc. (The) Term Loan B, 5.549%, 1M LIBOR + 3.750%, 05/04/26	4,049,850	4,076,850

		19,008,380

Telecommunications—0.4%
Global Tel*Link Corp. 1st Lien Term Loan, 6.049%, 3M LIBOR + 4.250%, 11/29/25	5,385,158	4,920,688

Telecommunications—(Continued)
Intelsat Jackson Holdings S.A. Term Loan B3, 5.682%, 6M LIBOR + 3.750%, 11/27/23	2,489,500	2,497,591
Level 3 Financing, Inc. Term Loan B, 3.549%, 1M LIBOR + 1.750%, 03/01/27	5,039,678	5,070,128
Securus Technologies Holdings, Inc. 1st Lien Term Loan, 6.299%, 1M LIBOR + 4.500%, 11/01/24	1,175,413	875,683

		13,364,090

Transportation—0.3%
Genesee & Wyoming, Inc. Term Loan, 12/30/26 (j)	4,990,000	5,044,581
GlobalTranz Enterprises, Inc. Term Loan, 6.785%, 1M LIBOR + 5.000%, 05/15/26	4,943,109	4,547,660

		9,592,241

Total Floating Rate Loans (Cost $411,633,159)		411,281,562

Mortgage-Backed Securities—8.6%

Collateralized Mortgage Obligations—5.9%
Banc of America Funding Corp. 1.838%, 02/27/37 (144A) (b)	16,358,009	13,709,907
Banc of America Funding Trust
2.258%, 03/27/36 (144A) (b)	5,879,766	5,266,290
2.293%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	40,849,222	34,713,693
9.775%, 01/27/30 (144A) (b)	17,044,909	7,978,841
Banc of America Mortgage Trust 4.048%, 09/25/35 (b)	51,647	50,882
BCAP LLC Trust
2.033%, 10/28/36 (144A) (b)	694,941	692,524
4.333%, 05/26/47 (144A) (b)	6,232,193	6,213,023
Bear Stearns Asset-Backed Securities Trust 25.818%, -4.33 x 1M LIBOR + 33.583%, 07/25/36 (b)	357,089	591,375
Connecticut Avenue Securities Trust
3.892%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	7,610,000	7,681,499
5.192%, 1M LIBOR + 3.400%, 10/25/39 (144A) (b)	11,030,000	11,191,930
Countrywide Alternative Loan Trust
2.432%, 1M LIBOR + 0.640%, 07/25/35 (b)	699,135	698,764
5.750%, 01/25/37	2,067,776	1,687,100
6.000%, 01/25/37	1,910,492	1,723,818
12.998%, -2.2 x 1M LIBOR + 16.940%, 06/25/35 (b)	1,337,210	1,613,199
17.424%, -3 x 1M LIBOR + 22.800%, 02/25/36 (b)	1,343,021	1,546,509
21.432%, -4 x 1M LIBOR + 28.600%, 07/25/36 (b)	2,272,753	3,596,629
28.248%, -6 x 1M LIBOR + 39.000%, 08/25/37 (b)	1,067,590	1,909,484
Countrywide Alternative Loan Trust Resecuritization 0.757%, 08/25/37 (b)	2,701,402	1,857,477
Countrywide Home Loan Reperforming Loan REMIC Trust 4.496%, 03/25/35 (144A) (b) (k)	4,488,056	555,243
Credit Suisse Mortgage Trust
3.160%, 12/15/41 (144A)	7,420,000	7,531,285
20.669%, -5.5 x 1M LIBOR + 30.525%, 02/25/36 (b)	1,058,515	1,505,766

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	4,674,789	$4,764,998
GreenPoint Mortgage Funding Trust 2.232%, 1M LIBOR + 0.440%, 06/25/45 (b)	1,077,614	1,020,493
GSMPS Mortgage Loan Trust 2.192%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	633,414	538,380
HarborView Mortgage Loan Trust 2.792%, 1M LIBOR + 1.000%, 10/25/37 (b)	1,078,973	1,073,202
IndyMac INDX Mortgage Loan Trust 2.512%, 1M LIBOR + 0.720%, 01/25/35 (b)	717,645	607,816
JPMorgan Mortgage Trust
2.500%, 03/25/43 (144A) (b)	7,255	7,242
6.500%, 01/25/36	81,937	66,809
JPMorgan Resecuritization Trust 1.918%, 1M LIBOR + 0.210%, 07/27/46 (144A) (b)	1,130,881	1,132,193
Lehman XS Trust
1.952%, 1M LIBOR + 0.160%, 03/25/47 (b)	521,294	536,077
1.992%, 1M LIBOR + 0.200%, 08/25/46 (b)	1,750,523	1,674,088
MASTR Seasoned Securitization Trust 4.076%, 10/25/32 (b)	117,056	119,884
Merrill Lynch Mortgage Investors Trust
4.241%, 08/25/33 (b)	491,284	468,543
4.800%, 05/25/34 (b)	35,523	35,771
Morgan Stanley Mortgage Loan Trust 2.112%, 1M LIBOR + 0.320%, 01/25/35 (b)	496,619	481,927
New Residential Mortgage Loan Trust
3.500%, 12/25/58 (144A) (b)	6,977,415	7,166,183
3.750%, 11/25/58 (144A) (b)	8,725,822	9,088,310
4.250%, 09/25/56 (144A) (b)	7,280,607	7,687,148
Nomura Resecuritization Trust 2.228%, 1M LIBOR + 0.260%, 02/26/46 (144A) (b)	4,868,000	4,764,294
NovaStar Mortgage Funding Trust 1.516%, 1M LIBOR + 0.380%, 09/25/46 (b)	610,183	582,575
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	136,804	128,249
RBSGC Mortgage Loan Trust 2.242%, 1M LIBOR + 0.450%, 01/25/37 (b)	551,212	284,402
Residential Accredit Loans, Inc. Trust 3.472%, 11/25/37 (b)	3,185,411	2,972,094
Residential Asset Securitization Trust 5.750%, 02/25/36	1,556,928	1,592,633
Sequoia Mortgage Trust
2.599%, 6M LIBOR + 0.680%, 06/20/33 (b)	72,405	70,946
3.707%, 07/25/45 (144A) (b)	9,747	9,957
Structured Adjustable Rate Mortgage Loan Trust
3.191%, 1M LIBOR + 1.500%, 09/25/37 (b)	3,314,592	3,310,174
4.069%, 01/25/35 (b)	287,548	284,585
4.079%, 09/25/35 (b)	594,562	523,849
Structured Asset Mortgage Investments Trust
2.002%, 1M LIBOR + 0.210%, 05/25/46 (b)	177,560	151,595
2.072%, 1M LIBOR + 0.280%, 02/25/36 (b)	3,141,381	3,021,001
WaMu Mortgage Pass-Through Certificates Trust
2.062%, 1M LIBOR + 0.270%, 12/25/45 (b)	344,242	342,158
2.272%, 1M LIBOR + 0.480%, 12/25/45 (b)	9,534,265	6,611,772
2.377%, COFI + 1.250%, 03/25/47 (b)	1,439,746	1,396,374

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust
3.884%, 09/25/36 (b)	536,062	496,667
4.219%, 10/25/34 (b)	406,611	408,676
4.409%, 08/25/33 (b)	870,412	875,020
4.888%, -1 x 1M LIBOR + 6.680%, 04/25/37 (b) (k)	9,682,405	2,926,988

		179,538,311

Commercial Mortgage-Backed Securities—2.7%
BAMLL Re-REMIC Trust 5.808%, 08/10/45 (144A) (b)	10,612,153	4,569,593
Credit Suisse Commercial Mortgage Trust
5.373%, 12/15/39	550,353	290,311
5.869%, 09/15/40 (b)	3,839,027	2,399,392
6.416%, 06/15/38 (b)	478,566	254,838
9.360%, 1M LIBOR + 7.620%, 07/15/32 (144A) (b)	26,600,000	26,497,736
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	6,222,182
CSMC Trust 8.740%, 12/15/22	18,450,000	18,449,821
DBUBS Mortgage Trust
3.750%, 08/10/44 (144A)	5,180,000	3,974,873
GE Business Loan Trust 2.160%, 1M LIBOR + 0.420%, 05/15/34 (144A) (b)	375,405	352,899
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (b)	1,032,232	650,306
GS Mortgage Securities Trust 5.622%, 11/10/39	1,322,606	1,020,914
JPMorgan Chase Commercial Mortgage Securities Trust 6.436%, 02/15/51 (b)	104,145	99,112
Lone Star Portfolio Trust
8.890%, 1M LIBOR + 7.150%, 09/15/28 (144A) (b)	5,801,914	5,820,549
8.957%, 1M LIBOR + 7.218%, 09/15/20 (144A) (b)	1,992,414	1,994,941
ML-CFC Commercial Mortgage Trust
5.450%, 08/12/48 (b)	451,064	276,187
5.450%, 08/12/48 (144A) (b)	51,609	31,600
6.025%, 09/12/49 (b)	1,297,894	538,314
Morgan Stanley Capital Trust 5.399%, 12/15/43	405,019	277,347
Multifamily Trust 9.880%, 04/25/46 (144A) (b)	7,517,965	7,801,280
UBS-Barclays Commercial Mortgage Trust
4.890%, 05/10/63 (144A) (b)	3,290,000	1,175,051
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (b)	1,060,734	1,087,660

		83,784,906

Total Mortgage-Backed Securities (Cost $246,793,039)		263,323,217

Foreign Government—8.2%

Regional Government—0.7%
Provincia de Buenos Aires
6.500%, 02/15/23 (144A)	18,280,000	7,586,200

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Regional Government—(Continued)
Provincia de Buenos Aires
7.875%, 06/15/27 (144A)	1,800,000	$765,000
9.125%, 03/16/24 (144A)	4,040,000	1,767,500
9.950%, 06/09/21 (144A)	3,530,000	1,694,400
9.950%, 06/09/21	3,370,000	1,617,600
10.875%, 01/26/21	6,300,000	4,347,000
Provincia de Cordoba 7.450%, 09/01/24 (144A) (a)	5,450,000	3,896,750

		21,674,450

Sovereign—7.5%
Abu Dhabi Government International Bonds
2.125%, 09/30/24 (144A)	15,790,000	15,735,525
4.125%, 10/11/47 (144A)	11,190,000	13,008,375
Argentina POM Politica Monetaria 56.589%, ARLLMON + 0.000%, 06/21/20 (ARS) (b)	590,840,000	5,164,080
Argentine Republic Government International Bonds
4.625%, 01/11/23	1,210,000	597,135
6.875%, 04/22/21	2,210,000	1,193,400
7.500%, 04/22/26	5,890,000	3,062,800
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,618,125
Bermuda Government International Bond 4.138%, 01/03/23 (144A)	2,000,000	2,092,520
Bonos de la Nacion Argentina con Ajuste por CER
4.000%, 03/06/20 (ARS) (l)	95,160,000	1,927,587
Brazil Notas do Tesouro Nacional 10.000%, 01/01/27 (BRL)	46,432,000	13,571,134
10.000%, 01/01/29 (BRL)	4,500,000	1,350,293
Brazilian Government International Bond 6.000%, 04/07/26	6,470,000	7,550,490
Costa Rica Government International Bond
7.158%, 03/12/45 (144A)	3,000,000	3,195,000
6.125%, 02/19/31 (144A)	6,000,000	6,382,500
Ecuador Government International Bonds
7.950%, 06/20/24	9,590,000	9,086,525
8.750%, 06/02/23 (144A)	1,740,000	1,713,900
10.750%, 01/31/29 (144A)	3,400,000	3,315,000
Egypt Government International Bond 7.600%, 03/01/29 (144A)	4,710,000	5,149,584
Ghana Government International Bond 8.125%, 03/26/32 (144A)	5,880,000	5,983,523
Indonesia Government International Bonds
5.125%, 01/15/45	3,000,000	3,570,362
5.250%, 01/17/42	6,140,000	7,385,598
Indonesia Treasury Bonds
7.000%, 05/15/22 (IDR)	9,560,000,000	701,032
7.000%, 05/15/27 (IDR)	382,929,000,000	27,475,391
8.375%, 09/15/26 (IDR)	66,608,000,000	5,159,918
Kenya Government International Bond 7.000%, 05/22/27 (144A)	6,500,000	6,916,611
Kuwait International Government Bond 3.500%, 03/20/27 (144A)	11,030,000	11,853,279

Sovereign—(Continued)
Mexico Government International Bond 4.125%, 01/21/26 (a)	8,170,000	8,725,560
Qatar Government International Bonds
4.817%, 03/14/49 (144A)	3,800,000	4,702,500
5.103%, 04/23/48 (144A)	10,100,000	12,969,350
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,887,525,000	32,108,415
Senegal Government International Bond 6.250%, 05/23/33 (144A)	8,470,000	8,897,447

		232,162,959

Total Foreign Government (Cost $279,654,886)		253,837,409

Asset-Backed Securities—7.7%

Asset-Backed - Credit Card—0.2%
CreditShop Credit Card Co. LLC 7.990%, 1M LIBOR + 6.250%, 08/15/24 (144A) (b)	7,743,538	7,763,431

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust 2.532%, 1M LIBOR + 0.740%, 01/25/34 (b)	11,660	11,143
EMC Mortgage Loan Trust 2.692%, 1M LIBOR + 0.900%, 05/25/43 (144A) (b)	83,957	83,637
Structured Asset Securities Corp. Mortgage Loan Trust 2.012%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,585,458	110,776
WaMu Asset-Backed Certificates Trust 1.962%, 1M LIBOR + 0.170%, 07/25/47 (b)	9,111,100	7,187,110

		7,392,666

Asset-Backed - Manufactured Housing—0.2%
Origen Manufactured Housing Contract Trust
3.490%, 10/15/37 (b)	904,242	875,385
4.210%, 04/15/37 (b)	960,290	939,907
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	3,027,873	2,935,976

		4,751,268

Asset-Backed - Other—7.1%
522 Funding CLO I, Ltd. Zero Coupon, 3M LIBOR + 7.340%, 01/15/33 (144A) (b)	850,000	821,277
AIMCO CLO 5.646%, 3M LIBOR + 3.680%, 07/20/29 (144A) (b)	6,750,000	6,743,486
American Money Management Corp. CLO, Ltd. 7.812%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,300,000	6,125,597
Amortizing Residential Collateral Trust 3.592%, 1M LIBOR + 1.800%, 08/25/32 (b)	23,169	20,985
Applebee’s Funding LLC / IHOP Funding LLC 4.194%, 06/07/49 (144A)	3,000,000	3,041,280
Avery Point CLO, Ltd. 4.841%, 3M LIBOR + 2.950%, 08/05/27 (144A) (b)	1,540,000	1,525,238

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
BCC Funding Corp. XVI LLC 3.940%, 07/20/27 (144A)	5,570,000	$5,531,529
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,409,873	1,034,907
Benefit Street Partners CLO, Ltd. 5.766%, 3M LIBOR + 3.800%, 01/20/29 (144A) (b)	3,360,000	3,304,748
BlueMountain CLO, Ltd.
2.949%, 3M LIBOR + 1.050%, 11/20/28 (144A) (b)	2,925,000	2,923,497
7.649%, 3M LIBOR + 5.750%, 11/20/28 (144A) (b)	3,350,000	3,170,473
California Street CLO IX L.P. 3.601%, 3M LIBOR + 1.320%, 07/16/32 (144A) (b)	2,590,000	2,589,466
California Street CLO IX L.P. 6.381%, 3M LIBOR + 4.100%, 07/16/32 (144A) (b) (h)	1,920,000	1,866,058
Carlyle Global Market Strategies, Ltd. 2.960%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,638,348	9,598,725
Carlyle U.S. CLO, Ltd. 5.666%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	9,500,000	9,031,526
Catskill Park CLO, Ltd. 7.966%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	7,429,623
Cent CLO 24, Ltd. 5.151%, 3M LIBOR + 3.150%, 10/15/26 (144A) (b)	5,240,000	5,178,556
Cook Park CLO, Ltd. 7.402%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	705,317
Countrywide Asset-Backed Certificates Trust 3.667%, 1M LIBOR + 1.875%, 06/25/34 (b)	94,628	93,423
Countrywide Revolving Home Equity Loan Resecuritization Trust 2.040%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	110,502	101,122
Countrywide Revolving Home Equity Loan Trust 1.880%, 1M LIBOR + 0.140%, 07/15/36 (b)	193,014	184,978
Cumberland Park CLO, Ltd.
4.666%, 3M LIBOR + 2.700%, 07/20/28 (144A) (b)	1,250,000	1,244,524
7.616%, 3M LIBOR + 5.650%, 07/20/28 (144A) (b)	2,400,000	2,358,799
CVP CLO, Ltd. 4.616%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,500,000	4,048,812
Dividend Solar Loans LLC
3.670%, 08/22/39 (144A)	5,945,017	5,955,896
Flatiron CLO, Ltd. 3.160%, 3M LIBOR + 1.250%, 05/15/30 (144A) (b)	8,480,000	8,478,711
Greenwood Park CLO, Ltd. 6.951%, 3M LIBOR + 4.950%, 04/15/31 (144A) (b)	7,380,000	6,745,977
Greywolf CLO, Ltd. 5.952%, 3M LIBOR + 3.950%, 04/17/30 (144A) (b)	4,480,000	4,473,186
HalseyPoint CLO, Ltd. 10.107%, 3M LIBOR + 8.200%, 01/20/33 (144A) (b)	4,020,000	3,628,050
KKR CLO, Ltd.
3.181%, 3M LIBOR + 1.180%, 01/15/31 (144A) (b)	3,710,000	3,689,532
3.216%, 3M LIBOR + 1.250%, 01/20/29 (144A) (b)	3,990,000	3,989,952
LCM, Ltd. 7.466%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	4,100,000	3,834,865
Long Beach Mortgage Loan Trust 2.305%, 1M LIBOR + 0.520%, 01/21/31 (b)	12,190	11,985
Madison Park Funding, Ltd. 3.456%, 3M LIBOR + 1.200%, 07/29/30 (144A) (b)	6,680,000	6,680,281

Asset-Backed - Other—(Continued)
Marathon CLO 14, Ltd. 5.203%, 3M LIBOR + 3.300%, 01/20/33 (144A) (b)	2,950,000	2,905,750
Midocean Credit CLO VII 5.881%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,882,560
Mill City Solar Loan, Ltd. 4.340%, 03/20/43 (144A)	1,484,466	1,535,127
Neuberger Berman CLO, Ltd. 8.503%, 3M LIBOR + 6.550%, 04/22/29 (144A) (b)	250,000	246,120
Oaktree CLO, Ltd.
5.753%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	5,128,169
7.166%, 3M LIBOR + 5.200%, 10/20/27 (144A) (b)	5,000,000	4,900,270
Octagon Investment Partners, Ltd. 7.751%, 3M LIBOR + 5.750%, 07/15/27 (144A) (b)	4,910,000	4,749,227
PPM CLO 3, Ltd. 3.402%, 3M LIBOR + 1.400%, 07/17/30 (144A) (b)	3,200,000	3,203,318
Ratchet Trading, Ltd. 15.190%, 01/26/27 (144A) (b)	753,629	730,493
SACO I Trust 2.132%, 1M LIBOR + 0.340%, 03/25/36 (b)	34,319	33,904
Saranac CLO III, Ltd. 5.178%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,652,500	4,058,227
SBA Small Business Investment Cos. 2.845%, 03/10/27	3,699,808	3,762,936
SoFi Consumer Loan Program LLC 3.280%, 01/26/26 (144A)	976,169	979,164
Sound Point CLO, Ltd.
3.036%, 3M LIBOR + 1.100%, 07/26/31 (144A) (b)	3,000,000	2,971,194
3.401%, 3M LIBOR + 1.400%, 04/15/32 (144A) (b)	6,680,000	6,648,911
8.001%, 3M LIBOR + 6.000%, 04/15/29 (144A) (b)	250,000	217,928
Symphony CLO XIX, Ltd. 7.201%, 3M LIBOR + 5.200%, 04/16/31 (144A) (b)	1,890,000	1,756,430
Symphony CLO, Ltd. 2.961%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	4,000,000	3,948,080
TCI-Symphony CLO, Ltd.
5.001%, 3M LIBOR + 3.000%, 10/13/29 (144A) (b)	1,450,000	1,422,375
7.501%, 3M LIBOR + 5.500%, 10/13/29 (144A) (b)	4,300,000	4,096,760
Thayer Park CLO, Ltd. 8.066%, 3M LIBOR + 6.100%, 04/20/29 (144A) (b)	7,500,000	7,293,472
Treman Park CLO, Ltd.
4.616%, 3M LIBOR + 2.650%, 10/20/28 (144A) (b)	750,000	738,606
7.466%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	2,000,000	1,977,500
Upgrade Pass-Through Trust
5.339%, 10/15/24 (144A)	941,311	915,848
12.075%, 09/15/24 (144A)	1,046,252	1,025,850
14.960%, 12/27/27 (144A) (b)	891,540	869,162
15.308%, 08/15/24 (144A)	1,144,557	1,108,962
15.498%, 06/15/24 (144A)	990,918	962,479
16.537%, 05/15/24 (144A)	920,877	903,196
Venture CLO, Ltd.
2.996%, 3M LIBOR + 1.030%, 04/20/31 (144A) (b)	6,380,000	6,319,951
7.741%, 3M LIBOR + 5.740%, 04/15/27 (144A) (b)	4,000,000	3,418,148
Voya CLO, Ltd. 8.021%, 3M LIBOR + 6.020%, 06/07/30 (144A) (b)	3,100,000	2,958,646

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
WhiteHorse, Ltd. 5.651%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	$5,951,550

		217,782,694

Asset-Backed - Student Loan—0.0%
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A)	500	588,387

Total Asset-Backed Securities (Cost $243,589,200)		238,278,446

U.S. Treasury & Government Agencies—6.0%

Agency Sponsored Mortgage - Backed—5.8%
Fannie Mae 15 Yr. Pool
3.000%, 08/01/32	68,112	69,896
5.000%, 12/01/21	3,611	3,729
Fannie Mae 20 Yr. Pool 3.000%, 12/01/37	1,704,556	1,748,588
Fannie Mae 30 Yr. Pool
3.000%, 11/01/46	2,981,241	3,051,358
3.000%, 11/01/48	722,686	736,188
3.000%, 08/01/49	98,457	100,001
3.000%, 09/01/49	492,330	503,158
3.000%, 10/01/49	99,179	101,146
3.000%, 01/01/50	200,000	202,733
3.500%, 02/01/47	10,809,234	11,272,764
3.500%, 01/01/48	161,365	167,640
3.500%, 02/01/48	88,530	91,841
3.500%, 06/01/49	6,926,515	7,120,550
3.500%, 08/01/49	4,898,839	5,093,196
4.000%, 06/01/49	97,887	102,012
4.000%, 08/01/49	11,068,541	11,568,329
4.500%, 12/01/48	4,495,025	4,742,762
5.000%, 01/01/39	221,460	243,535
5.000%, 06/01/40	121,539	134,035
5.000%, 07/01/40	89,473	98,690
5.000%, 11/01/48	431,167	460,916
5.000%, 12/01/48	641,512	685,266
6.000%, 07/01/38	14,270	15,844
6.500%, 08/01/31	264	293
6.500%, 12/01/36	706	807
6.500%, 06/01/37	7,315	8,120
6.500%, 10/01/37	12,024	13,512
7.000%, 05/01/26	967	1,013
7.000%, 07/01/30	232	236
7.000%, 01/01/31	243	262
7.000%, 07/01/31	1,105	1,181
7.000%, 09/01/31	2,284	2,524
7.000%, 10/01/31	1,468	1,589
7.000%, 11/01/31	16,274	17,254
7.000%, 01/01/32	5,168	5,274
7.500%, 01/01/30	340	394
7.500%, 02/01/30	283	285
7.500%, 06/01/30	50	51

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.500%, 08/01/30	73	74
7.500%, 09/01/30	400	446
7.500%, 10/01/30	21	21
7.500%, 11/01/30	8,896	9,335
7.500%, 02/01/31	988	997
8.000%, 08/01/27	159	162
8.000%, 07/01/30	390	464
8.000%, 09/01/30	357	371
Fannie Mae REMICS (CMO)
2.142%, 1M LIBOR + 0.350%, 05/25/34 (b)	79,401	79,278
4.500%, 06/25/29	142,350	148,568
Freddie Mac 20 Yr. Gold Pool
3.000%, 02/01/38	2,011,120	2,054,460
3.000%, 04/01/38	1,723,449	1,761,938
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	1,380,534	1,413,415
4.000%, 05/01/48	19,174	20,035
4.000%, 07/01/48	458,787	478,246
4.000%, 10/01/48	143,860	150,070
4.000%, 11/01/48	287,715	300,382
4.000%, 12/01/48	760,463	791,381
4.000%, 01/01/49	722,733	751,417
5.000%, 11/01/48	68,932	73,787
6.000%, 12/01/36	10,749	12,260
6.000%, 02/01/37	10,663	12,216
7.000%, 03/01/39	78,463	89,935
Freddie Mac 30 Yr. Pool
2.500%, 10/01/49	3,787,127	3,743,169
3.000%, 04/01/49	5,404,866	5,484,809
3.000%, 08/01/49	95,368	96,804
3.000%, 09/01/49	784,969	801,529
3.000%, 10/01/49	15,545,224	15,839,714
3.500%, 09/01/49	392,388	408,206
4.000%, 09/01/48	1,564,008	1,628,538
4.000%, 11/01/49	98,243	102,373
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.330%, 08/25/42 (b) (k)	70,400,000	2,100,694
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
5.042%, 1M LIBOR + 3.250%, 07/25/29 (b)	11,730,000	12,328,009
5.242%, 1M LIBOR + 3.450%, 10/25/29 (b)	17,780,000	18,938,365
6.242%, 1M LIBOR + 4.450%, 03/25/30 (b)	8,840,000	9,776,391
6.292%, 1M LIBOR + 4.500%, 02/25/24 (b)	2,210,000	2,420,947
6.942%, 1M LIBOR + 5.150%, 10/25/29 (b)	10,500,000	12,119,190
12.792%, 1M LIBOR + 11.000%, 10/25/48 (144A) (b)	6,500,000	8,490,789
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	29,189	30,094
3.500%, 06/15/48	3,556,721	3,736,203
5.000%, 04/15/35	7,931	8,792
5.500%, 01/15/34	37,508	42,093
5.500%, 04/15/34	11,974	13,432
5.500%, 07/15/34	63,294	70,995
5.500%, 10/15/34	42,560	46,596

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.750%, 10/15/38	92,477	$101,242
6.000%, 02/15/33	1,086	1,242
6.000%, 03/15/33	3,174	3,571
6.000%, 06/15/33	3,083	3,515
6.000%, 07/15/33	5,726	6,458
6.000%, 09/15/33	3,000	3,305
6.000%, 10/15/33	2,313	2,588
6.000%, 08/15/34	13,351	14,708
6.500%, 03/15/29	699	772
6.500%, 02/15/32	609	693
6.500%, 03/15/32	688	780
6.500%, 11/15/32	3,427	3,836
7.000%, 03/15/31	88	90
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (m)	1,400,000	1,405,961
3.000%, 09/20/47	15,754	16,230
3.000%, 11/20/47	47,578	48,954
3.000%, 02/20/48	4,274,087	4,385,752
3.000%, 12/20/49	2,600,000	2,670,104
3.000%, TBA (m)	100,000	102,652
3.500%, 06/20/44	1,536,572	1,607,052
3.500%, 03/20/45	34,400	35,858
3.500%, 10/20/49	2,991,045	3,033,165
4.000%, 06/20/47	116,606	121,965
4.000%, 11/20/47	263,668	275,287
4.000%, 12/20/47	132,105	137,934
4.000%, 02/20/48	135,329	141,018
4.000%, 03/20/48	66,626	69,572
4.000%, 04/20/48	131,763	136,868
4.000%, 07/20/48	136,401	141,696
4.000%, 05/20/49	2,401,395	2,489,596
4.000%, 10/20/49	99,720	104,768
5.000%, 08/20/34	36,746	40,673
5.000%, 01/20/49	569,116	601,179
5.500%, 03/20/34	5,622	6,324
6.000%, 05/20/32	7,655	8,540
6.000%, 11/20/33	8,960	10,228
Ginnie Mae II ARM Pool
3.230%, 1Y H15 + 1.440%, 01/20/60 (b)	546,098	556,929
3.532%, 1Y H15 + 1.755%, 05/20/60 (b)	457,517	466,345
Ginnie Mae II Pool
2.500%, 09/20/49	98,929	97,770
2.500%, 11/20/49	99,800	98,630
Government National Mortgage Association (CMO)
0.321%, 04/16/52 (b) (k)	8,741,108	67,348
0.325%, 03/16/47 (b) (k)	6,127,795	62,631
0.791%, 07/16/58 (b) (k)	3,791,073	226,453
2.074%, 1M LIBOR + 0.300%, 05/20/68 (b)	2,723,607	2,704,407
3.000%, 04/20/41	333,582	337,499
3.000%, 10/20/49	1,700,000	1,730,877

		178,827,027

U.S. Treasury—0.2%
U.S. Treasury Bonds
2.250%, 08/15/49	3,790,000	3,672,155
2.875%, 05/15/49 (a)	10,000	11,010
U.S. Treasury Notes
1.500%, 10/31/24 (a)	400,000	396,284
1.500%, 11/30/24 (a)	270,000	267,552
1.750%, 11/15/29 (a)	1,350,000	1,328,563

		5,675,564

Total U.S. Treasury & Government Agencies (Cost $182,614,337)		184,502,591

Convertible Bonds—1.0%

Internet—0.1%
Twitter, Inc. 0.250%, 06/15/24	990,000	956,588

Media—0.3%
DISH Network Corp. 3.375%, 08/15/26	10,570,000	10,167,283

Oil & Gas—0.0%
Chesapeake Energy Corp. 5.500%, 09/15/26	920,000	438,273

Pharmaceuticals—0.4%
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26 (a)	12,686,000	12,025,449

Pipelines—0.1%
Cheniere Energy, Inc. 4.250%, 03/15/45 (a)	4,280,000	3,370,725

Telecommunications—0.1%
Vonage Holdings Corp. 1.750%, 06/01/24	2,360,000	2,107,235

Total Convertible Bonds (Cost $28,743,441)		29,065,553

Convertible Preferred Stock—0.2%

Banks—0.2%
Wells Fargo & Co., Series L 7.500% (Cost $5,598,292)	4,965	7,199,250

Preferred Stocks—0.1%

Capital Markets—0.1%
B. Riley Financial, Inc., 6.875%, 09/30/23	64,075	1,642,242

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Capital Markets—(Continued)
B. Riley Financial, Inc., 6.500%, 09/30/26	98,150	$2,473,380

Total Preferred Stocks (Cost $4,055,625)		4,115,622

Municipals—0.1%
Massachusetts State Development Finance Agency, Board Institute, Revenue Bond 5.375%, 04/01/41	400,000	421,328
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.000%, 12/15/30	750,000	818,340
5.000%, 12/15/31	1,550,000	1,688,896
Virginia Housing Development Authority 6.000%, 06/25/34	531,089	571,388

Total Municipals (Cost $3,412,733)		3,499,952

Common Stocks—0.1%

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (n)	1,399,556	27,991

Media—0.0%
Cengage Learning, Inc. (n)	10,995	131,940
ION Media Networks, Inc.	785	255,125

		387,065

Oil, Gas & Consumable Fuels—0.1%
Berry Petroleum Corp.	170,615	1,608,899

Total Common Stocks (Cost $4,090,183)		2,023,955

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (f) (g) (n)	10,611	10,837

Forest Products & Paper—0.0%
Sino-Forest Corp. (f) (g) (n)	1,246,000	0
Sino-Forest Corp. (f) (g) (n)	500,000	0

		0

Total Escrow Shares (Cost $450,137)		10,837

Short-Term Investments—0.1%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.1%
Bank of America N.A. Repurchase Agreement dated 12/31/19, at 1.550%, due on 01/02/20 with a maturity value of $2,000,172; collateralized by U.S. Treasury Note at 1.625%, maturing 12/15/22, with a market value of $2,039,997.	2,000,000	2,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $1,742,375; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $1,780,189.	1,742,317	1,742,317

Total Short-Term Investments (Cost $3,742,317)		3,742,317

Securities Lending Reinvestments (o)—8.1%

Certificates of Deposit—4.9%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	2,000,240
Agricultural Bank of China 2.250%, 01/24/20	4,000,000	4,000,004
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (b)	4,000,000	3,999,412
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (b)	2,000,000	1,999,910
1.790%, SOFR + 0.250%, 07/10/20 (b)	2,000,000	2,001,852
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (b)	5,000,000	4,999,985
1.950%, SOFR + 0.410%, 10/02/20 (b)	3,000,000	2,999,997
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (b)	10,000,000	9,999,110
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (b)	5,000,000	4,999,700
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (b)	8,000,000	8,009,632
China Construction Bank Corp.
2.300%, 01/23/20	2,000,000	2,000,362
2.350%, 01/02/20	4,000,000	4,000,092
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (b)	1,000,000	999,997
Credit Industriel et Commercial
Zero Coupon, 05/07/20	4,952,181	4,966,400
1.864%, 1M LIBOR + 0.160%, 03/05/20 (b)	3,000,000	2,999,862
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (b)	1,000,000	999,997
Credit Suisse AG 2.020%, SOFR + 0.480%, 10/06/20 (b)	8,000,000	8,005,552
DZ Bank AG
Zero Coupon, 01/21/20	2,984,015	2,996,970
Zero Coupon, 03/10/20	989,594	996,200
KBC Bank NV 2.080%, 03/12/20	2,000,000	2,000,460
Mitsubishi UFJ Trust and Banking Corp. 1.965%, 1M LIBOR + 0.180%, 01/23/20 (b)	4,000,000	4,000,084

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (o)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. Zero Coupon, 01/10/20	4,973,752	$4,997,650
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (b)	2,000,000	1,999,968
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (b)	5,000,000	5,000,250
Societe Generale
1.900%, FEDEFF PRV + 0.350%, 06/19/20 (b)	2,000,000	1,999,242
2.000%, FEDEFF PRV + 0.450%, 08/14/20 (b)	5,000,000	4,999,980
2.044%, 1M LIBOR + 0.280%, 06/19/20 (b)	2,000,000	2,000,472
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (b)	5,000,000	4,999,985
1.950%, FEDEFF PRV + 0.400%, 03/13/20 (b)	3,000,000	2,999,994
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (b)	5,000,000	5,000,220
Sumitomo Mitsui Trust Bank, Ltd.
1.940%, 04/17/20	3,000,000	2,999,934
1.955%, 1M LIBOR + 0.170%, 01/21/20 (b)	2,000,000	2,000,038
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	3,956,257	3,990,320
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (b)	5,000,000	4,999,735
2.005%, 1M LIBOR + 0.220%, 07/22/20 (b)	5,000,000	5,000,630
Toronto-Dominion Bank 1.900%, FEDEFF PRV + 0.350%, 07/31/20 (b)	2,000,000	1,999,172
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (b)	12,000,000	12,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (b)	4,000,000	3,999,989

		149,963,397

Commercial Paper—1.2%
Bank of China, Ltd. 2.280%, 03/09/20	4,971,500	4,980,085
Mont Blanc Capital, Corp. 2.020%, 03/19/20	1,989,563	1,991,400
Royal Bank of Canada
2.146%, 3M LIBOR + 0.160%, 01/14/20 (b)	3,000,000	3,000,276
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (b)	5,000,000	5,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (b)	4,000,000	4,000,228
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (b)	4,000,000	3,999,948
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (b)	10,000,000	10,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (b)	4,999,615	4,998,925

		37,970,862

Repurchase Agreements—1.7%
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $8,043,956; collateralized by various Common Stock with an aggregate market value of $8,801,053.	8,000,000	8,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $9,016,538; collateralized by various Common Stock with an aggregate market value of $9,900,002.	9,000,000	9,000,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $3,005,513; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $3,060,956.	3,000,000	3,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $500,047; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $400,061; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $408,003.	400,000	400,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $200,031; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $204,000.	200,000	200,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $5,478,115; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $5,587,203.	5,477,649	5,477,649
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,110,223.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $8,002,707; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $8,681,266.	8,000,000	8,000,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (o)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	$1,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $10,003,344; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $11,043,731.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,100,368; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,214,810.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $5,201,739; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $5,742,740.	5,200,000	5,200,000

		52,877,649

Time Deposits—0.3%
Shinkin Central Bank
2.260%, 01/08/20	5,000,000	5,000,000
2.430%, 01/06/20	5,000,000	5,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $250,793,892)		250,811,908

Total Purchased Options—0.1% (p) (Cost $4,575,715)		3,301,659
Total Investments—105.9% (Cost $3,190,484,985)		3,267,459,186
Other assets and liabilities (net)—(5.9)%		(183,345,707)

Net Assets—100.0%		$3,084,113,479

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $242,906,444 and the collateral received consisted of cash in the amount of $250,694,127 and non-cash collateral with a value of $8,961,488. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent less than 0.05% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $1,866,058, which is approximately 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(j)	This loan will settle after December 31, 2019, at which time the interest rate will be determined.
(k)	Interest only security.
(l)	Principal amount of security is adjusted for inflation.
(m)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(n)	Non-income producing security.
(o)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(p)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $1,310,811,000, which is 42.5% of net assets.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
California Street CLO IX L.P., 6.381%, 07/16/32	11/21/2019	$1,920,000	$1,869,984	$1,866,058
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/2011	932,290	961,424	0

				$1,866,058

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	21,418,572	JPMC	01/09/20	USD	14,532,501	$500,367
AUD	2,120,000	BBP	01/17/20	USD	1,423,893	64,352
AUD	1,570,000	CBNA	01/17/20	USD	1,054,213	47,931
AUD	11,516,787	BBP	02/18/20	USD	7,822,734	268,423
BRL	56,890,000	BBP	01/17/20	USD	13,483,279	652,389
BRL	12,489,893	CBNA	01/17/20	USD	2,982,040	121,370
BRL	15,090,000	CBNA	01/17/20	USD	3,609,012	140,456
BRL	27,270,500	CBNA	01/17/20	USD	6,498,391	277,610
CAD	9,719,449	CBNA	01/03/20	USD	7,394,534	90,372
CAD	10,640,162	CBNA	01/17/20	USD	8,006,587	188,017
CAD	17,710,000	JPMC	01/17/20	USD	13,459,410	180,084
CAD	18,080,000	JPMC	01/17/20	USD	13,720,284	204,169
CAD	10,919,704	JPMC	01/28/20	USD	8,364,000	46,294
CHF	378,810	BBP	01/17/20	USD	384,868	6,854
EUR	7,900,000	BBP	01/17/20	USD	8,747,520	121,625
EUR	479,543	CBNA	01/17/20	USD	530,332	8,040
EUR	2,000,000	CBNA	01/17/20	USD	2,238,444	6,909
EUR	20,763,000	CBNA	01/17/20	USD	23,302,522	7,610
EUR	9,560,000	JPMC	01/17/20	USD	10,607,202	125,585
EUR	21,201,800	BBP	01/21/20	USD	23,736,899	71,763
EUR	10,274,000	CBNA	02/12/20	USD	11,393,712	159,322
EUR	6,906,430	BBP	02/18/20	USD	7,656,227	112,915
IDR	114,574,705,828	BBP	01/17/20	USD	7,955,472	287,375
INR	491,838,000	BBP	01/17/20	USD	6,865,650	15,547
JPY	4,157,784,311	BBP	01/17/20	USD	39,114,785	(826,841)
JPY	901,753,560	JPMC	01/17/20	USD	8,356,557	(52,545)
MXN	925,924,883	BBP	01/17/20	USD	46,168,588	2,704,634
MXN	34,000,000	CBNA	01/17/20	USD	1,758,242	36,385
MXN	35,000,000	CBNA	01/17/20	USD	1,814,797	32,613
MXN	36,000,000	JPMC	01/17/20	USD	1,810,182	90,011
PHP	515,235,000	JPMC	01/17/20	USD	9,822,794	347,175
PLN	3,719	BBP	01/17/20	USD	930	50
RUB	2,116,286,824	BNP	01/17/20	USD	32,922,432	1,141,846
RUB	13,134,950	CBNA	01/17/20	USD	202,334	9,089
SEK	20,580,000	CBNA	01/17/20	USD	2,128,028	70,747
TWD	7,361,600	JPMC	01/17/20	USD	239,293	6,455

Contracts to Deliver
AUD	2,250,000	BBP	01/17/20	USD	1,526,987	(52,519)
AUD	2,250,000	BBP	01/17/20	USD	1,525,582	(53,923)
AUD	2,230,000	BBP	01/17/20	USD	1,508,958	(56,508)
AUD	1,980,000	BBP	01/17/20	USD	1,343,540	(46,425)
AUD	68,451,233	CBNA	01/17/20	USD	46,005,937	(2,046,993)
AUD	8,140,000	CBNA	01/17/20	USD	5,616,405	(97,895)
AUD	11,516,787	GSBU	02/18/20	USD	7,821,050	(270,107)
BRL	27,579,893	CBNA	01/17/20	USD	6,613,883	(238,995)
CAD	9,719,449	BNP	01/03/20	USD	7,310,000	(174,905)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	9,719,449	CBNA	01/17/20	USD	7,395,141	$(90,368)
CAD	4,481,872	CBNA	01/17/20	USD	3,397,030	(54,718)
CAD	10,919,704	CBNA	01/28/20	USD	8,361,731	(48,563)
CAD	10,615,063	MSC	02/04/20	USD	8,062,971	(112,920)
EUR	2,354,176	BNP	01/17/20	USD	2,601,800	(41,178)
EUR	4,850,000	BBP	01/17/20	USD	5,372,432	(72,549)
EUR	9,254,000	CBNA	01/17/20	USD	10,361,056	(28,193)
EUR	5,110,000	CBNA	01/17/20	USD	5,638,936	(97,941)
EUR	50,467,372	JPMC	01/17/20	USD	55,988,503	(670,032)
EUR	5,200,000	JPMC	01/17/20	USD	5,747,914	(90,004)
EUR	8,499,400	BBP	01/21/20	USD	9,414,275	(130,166)
EUR	10,274,000	CBNA	02/12/20	USD	11,391,092	(161,942)
EUR	6,906,430	BNP	02/18/20	USD	7,650,736	(118,405)
GBP	1,509,964	CBNA	01/17/20	USD	1,852,175	(148,732)
JPY	2,279,739,582	BBP	01/17/20	USD	21,212,839	219,316
JPY	617,480,000	BBP	01/17/20	USD	5,648,891	(37,320)
JPY	479,010,000	CBNA	01/17/20	USD	4,521,325	110,248
MXN	430,924,883	CBNA	01/17/20	USD	22,060,739	(684,829)
MXN	61,000,000	CBNA	01/17/20	USD	3,110,864	(108,907)
MXN	31,000,000	JPMC	01/17/20	USD	1,540,464	(95,813)
PHP	515,240,000	BBP	01/17/20	USD	10,182,106	12,038
RUB	837,910,000	BBP	01/17/20	USD	13,327,802	(159,405)
RUB	975,470,751	JPMC	02/20/20	USD	15,124,750	(512,499)
SEK	38,935,647	CBNA	01/17/20	USD	3,999,512	(160,386)
TRY	2,193,900	CBNA	01/17/20	USD	373,971	6,608
ZAR	198,594	CBNA	01/17/20	USD	12,922	(1,232)

Net Unrealized Appreciation						$948,836

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	06/15/20	629	USD	154,592,475	$1,484,880
Australian 10 Year Treasury Bond Futures	03/16/20	198	AUD	28,305,712	(331,217)
U.S. Treasury Note 10 Year Futures	03/20/20	4,343	USD	557,736,203	(5,032,538)
U.S. Treasury Note 2 Year Futures	03/31/20	3,613	USD	778,601,500	(992,039)
U.S. Treasury Note Ultra 10 Year Futures	03/20/20	97	USD	13,648,203	(173,781)
U.S. Treasury Ultra Long Bond Futures	03/20/20	1,804	USD	327,707,875	(10,701,651)

Futures Contracts—Short
30 Day FED Fund Futures	01/31/20	(286)	USD	(117,325,990)	(307,422)
Euro-Bund Futures	03/06/20	(465)	EUR	(79,277,850)	856,958
Euro-Buxl 30 Year Bond Futures	03/06/20	(28)	EUR	(5,554,640)	152,469
U.S. Treasury Long Bond Futures	03/20/20	(784)	USD	(122,230,500)	2,796,126
U.S. Treasury Note 5 Year Futures	03/31/20	(2,099)	USD	(248,961,078)	1,052,431
United Kingdom Long Gilt Bond Futures	03/27/20	(64)	GBP	(8,408,320)	122,024

Net Unrealized Depreciation					$(11,073,760)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/AUD Put	USD	0.679	JPMC	01/07/20	31,900,000	USD	31,900,000	$465,038	$32	$(465,006)
USD Call/EUR Put	USD	1.108	BBP	01/17/20	46,700,000	USD	46,700,000	394,615	21,015	(373,600)
USD Put/GBP Call	USD	1.305	CGM	03/20/20	45,470,000	USD	45,470,000	692,054	1,207,228	515,174
USD Put/RUB Call	RUB	63.250	JPMC	02/19/20	29,950,000	USD	29,950,000	221,630	618,797	397,167

Totals								$1,773,337	$1,847,072	$73,735

Options on Exchange-Traded Future Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - U.S. Treasury Note 10 Year Futures	USD	128.500	01/24/20	855	USD	855,000	$610,385	$400,781	$(209,604)
Put - S&P 500 Index E-Mini Futures	USD	2,950.000	01/17/20	539	USD	26,950	590,432	66,027	(524,405)
Put - S&P 500 Index E-Mini Futures	USD	2,850.000	01/17/20	222	USD	11,100	153,091	14,985	(138,106)
Put - S&P 500 Index E-Mini Futures	USD	3,050.000	02/21/20	192	USD	9,600	247,603	194,400	(53,203)
Put - S&P 500 Index E-Mini Futures	USD	3,000.000	02/21/20	179	USD	8,950	154,764	138,725	(16,039)
Put - S&P 500 Index E-Mini Futures	USD	2,950.000	03/20/20	256	USD	12,800	307,738	284,800	(22,938)
Put - S&P 500 Index E-Mini Futures	USD	3,000.000	03/20/20	163	USD	8,150	271,330	226,163	(45,167)
Put - S&P 500 Index E-Mini Futures	USD	2,900.000	03/20/20	143	USD	7,150	154,025	128,700	(25,325)

Totals							$2,489,368	$1,454,581	$(1,034,787)

OTC Index Options	Strike Price	Knock-In Swap Rate	Counterparty	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Depreciation
Put - S&P 500 Index Contingent 10 Yr. Barrier Swap	USD 2,865.20	=<1.74%	MSC	01/24/20	9,668	USD 9,668	$313,010	$6	$(313,004)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
USD Call/AUD Put	USD	0.664	GSBU	02/14/20	(35,830,000)	USD	(35,830,000)	$(199,215)	$(10,212)	$189,003
USD Call/CAD Put	CAD	1.355	BNP	01/02/20	(31,980,000)	USD	(31,980,000)	(138,793)	(32)	138,761
USD Call/CAD Put	CAD	1.340	MSC	02/03/20	(36,180,000)	USD	(36,180,000)	(141,717)	(3,835)	137,882
USD Call/EUR Put	USD	1.090	CGM	02/10/20	(46,700,000)	USD	(46,700,000)	(180,495)	(12,562)	167,933
USD Call/EUR Put	USD	1.090	BNP	02/14/20	(32,230,000)	USD	(32,230,000)	(120,863)	(11,248)	109,615
USD Call/RUB Put	RUB	66.650	JPMC	02/19/20	(29,950,000)	USD	(29,950,000)	(198,419)	(25,757)	172,662
USD Put/CAD Call	CAD	1.284	JPMC	01/27/20	(34,850,000)	USD	(34,850,000)	(128,596)	(48,163)	80,433

Totals								$(1,108,098)	$(111,809)	$996,289

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - S&P 500 Index E-Mini Futures	USD	2,800.000	01/17/20	(203)	USD	(10,150)	$(128,986)	$(10,657)	$118,329
Put - S&P 500 Index E-Mini Futures	USD	2,850.000	02/21/20	(192)	USD	(9,600)	(93,197)	(67,200)	25,997
Put - S&P 500 Index E-Mini Futures	USD	2,800.000	03/20/20	(163)	USD	(8,150)	(117,833)	(93,725)	24,108

Totals							$(340,016)	$(171,582)	$168,434

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation
Pay	1-Day CDI	Maturity	6.870%	Maturity	01/04/27	JPMC	BRL	137,560,000	$602,058	$—	$602,058
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	42,156,000	272,147	24,400	247,747
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	39,600,000	255,646	19,805	235,841
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	33,300,000	214,975	—	214,975
Pay	1-Day CDI	Maturity	7.044%	Maturity	01/04/27	JPMC	BRL	27,400,000	183,032	—	183,032

Totals									$1,527,858	$44,205	$1,483,653

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$2,874,562	$569,218	$2,305,344
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	2,808,662	452,206	2,356,456
Receive	3M LIBOR	Semi-Annually	1.550%	Quarterly	06/30/26	USD	249,553,000	3,492,961	915,256	2,577,705
Receive	3M LIBOR	Semi-Annually	1.850%	Quarterly	11/15/44	USD	43,527,000	2,092,625	85,132	2,007,493
Receive	3M LIBOR	Semi-Annually	2.875%	Quarterly	05/15/44	USD	37,345,000	(5,783,113)	186,255	(5,969,368)
Receive	6M EURIBOR	Annually	1.498%	Semi-Annually	08/23/47	EUR	4,537,500	(1,164,311)	(5,233)	(1,159,078)

Totals								$4,321,386	$2,202,834	$2,118,552

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.33	(5.000%)	Quarterly	12/20/24	3.020%	USD	56,261,700	$(5,421,507)	$(3,183,037)	$(2,238,470)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Depreciation
Daimler AG 1.400%, due 01/12/24	(1.000%)	Quarterly	01/12/24	MSC	0.512%	EUR	11,300,000	$(306,711)	$(268,841)	$(37,870)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
Volkswagen International Finance NV 0.500%, due 03/30/21	1.000%	Quarterly	12/20/24	MSC	0.742%	EUR	11,300,000	$160,558	$140,913	$19,645

OTC Credit Default Swaps on Sovereign Issues —Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Australia Government International Bond 4.750%, due 04/27/21	(1.000%)	Quarterly	06/20/23	DBAG	0.102%	USD	32,280,000	$(985,351)	$(1,289,612)	$304,261

Securities in amount of $4,958,661 have been received at the custodian bank as collateral for OTC swap and option contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(ARLLMON)—	Argentina Blended Historical Policy Rate
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(COFI)—	11th District Cost of Fund Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$4,661,399	$—	$4,661,399
Agriculture	—	7,761,084	—	7,761,084
Airlines	—	1,242,913	—	1,242,913
Apparel	—	8,822,207	—	8,822,207
Auto Manufacturers	—	15,347,428	—	15,347,428
Auto Parts & Equipment	—	4,796,825	—	4,796,825
Banks	—	238,108,782	—	238,108,782
Beverages	—	10,566,074	—	10,566,074
Biotechnology	—	2,144,909	—	2,144,909
Chemicals	—	1,563,100	—	1,563,100
Commercial Services	—	43,134,536	—	43,134,536
Diversified Financial Services	—	60,789,484	—	60,789,484
Electric	—	32,987,970	—	32,987,970
Electronics	—	9,724,174	—	9,724,174
Energy-Alternate Sources	—	1,266,167	—	1,266,167
Entertainment	—	9,100,562	—	9,100,562
Environmental Control	—	26,292,830	—	26,292,830
Food	—	4,285,923	—	4,285,923
Forest Products & Paper	—	9,332,999	—	9,332,999
Healthcare-Products	—	7,886,913	—	7,886,913
Healthcare-Services	—	55,221,352	—	55,221,352
Home Builders	—	8,643,287	—	8,643,287
Housewares	—	4,781,185	—	4,781,185
Insurance	—	27,676,791	—	27,676,791
Internet	—	35,411,483	—	35,411,483
Investment Companies	—	8,114,139	—	8,114,139
Iron/Steel	—	10,622,168	—	10,622,168
Leisure Time	—	25,528,850	—	25,528,850
Lodging	—	34,369,100	—	34,369,100
Machinery-Diversified	—	6,608,437	—	6,608,437
Media	—	122,412,279	—	122,412,279
Metal Fabricate/Hardware	—	5,242,983	—	5,242,983
Mining	—	109,757,550	0	109,757,550
Miscellaneous Manufacturing	—	18,860,907	—	18,860,907
Oil & Gas	—	171,174,582	—	171,174,582
Packaging & Containers	—	25,654,450	—	25,654,450
Pharmaceuticals	—	102,617,266	—	102,617,266
Pipelines	—	104,377,056	—	104,377,056
Real Estate	—	7,091,462	—	7,091,462
Real Estate Investment Trusts	—	28,044,785	—	28,044,785
Retail	—	45,781,038	—	45,781,038
Savings & Loans	—	7,135,221	—	7,135,221
Semiconductors	—	947,075	—	947,075

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$—	$10,814,173	$—	$10,814,173
Telecommunications	—	101,246,069	—	101,246,069
Transportation	—	20,301,981	—	20,301,981
Trucking & Leasing	—	10,592,375	—	10,592,375
Water	—	3,620,585	—	3,620,585
Total Corporate Bonds & Notes	—	1,612,464,908	0	1,612,464,908
Total Floating Rate Loans*	—	411,281,562	—	411,281,562
Total Mortgage-Backed Securities*	—	263,323,217	—	263,323,217
Total Foreign Government*	—	253,837,409	—	253,837,409
Total Asset-Backed Securities*	—	238,278,446	—	238,278,446
Total U.S. Treasury & Government Agencies*	—	184,502,591	—	184,502,591
Total Convertible Bonds*	—	29,065,553	—	29,065,553
Total Convertible Preferred Stock*	7,199,250	—	—	7,199,250
Total Preferred Stocks*	4,115,622	—	—	4,115,622
Total Municipals*	—	3,499,952	—	3,499,952
Common Stocks
Diversified Consumer Services	—	27,991	—	27,991
Media	—	387,065	—	387,065
Oil, Gas & Consumable Fuels	1,608,899	—	—	1,608,899
Total Common Stocks	1,608,899	415,056	—	2,023,955
Total Escrow Shares*	—	—	10,837	10,837
Total Short-Term Investments*	—	3,742,317	—	3,742,317
Total Securities Lending Reinvestments*	—	250,811,908	—	250,811,908
Purchased Options
Foreign Currency Options at Value	—	1,847,072	—	1,847,072
OTC Index Options at Value	—	6	—	6
Options on Exchange-Traded Futures Contracts at Value	1,454,581	—	—	1,454,581
Total Purchased Options	$1,454,581	$1,847,078	$—	$3,301,659
Total Investments	$14,378,352	$3,253,069,997	$10,837	$3,267,459,186

Collateral for Securities Loaned (Liability)	$—	$(250,694,127)	$—	$(250,694,127)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$8,492,594	$—	$8,492,594
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,543,758)	—	(7,543,758)
Total Forward Contracts	$—	$948,836	$—	$948,836
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,464,888	$—	$—	$6,464,888
Futures Contracts (Unrealized Depreciation)	(17,538,648)	—	—	(17,538,648)
Total Futures Contracts	$(11,073,760)	$—	$—	$(11,073,760)
Written Options
Foreign Currency Options at Value	$—	$(111,809)	$—	$(111,809)
Options on Exchange-Traded Futures Contracts at Value	(171,582)	—	—	(171,582)
Total Written Options	$(171,582)	$(111,809)	$—	$(283,391)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$9,246,998	$—	$9,246,998
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(9,366,916)	—	(9,366,916)
Total Centrally Cleared Swap Contracts	$—	$(119,918)	$—	$(119,918)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,688,416	$—	$1,688,416
OTC Swap Contracts at Value (Liabilities)	—	(1,292,062)	—	(1,292,062)
Total OTC Swap Contracts	$—	$396,354	$—	$396,354

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

Transfers from Level 2 to Level 3 in the amount of $93 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$3,267,459,186
Cash	2,120,972
Cash denominated in foreign currencies (c)	26,803,101
Cash collateral (d)	29,684,567
OTC swap contracts at market value (e)	1,688,416
Unrealized appreciation on forward foreign currency exchange contracts	8,492,594
Receivable for:
Investments sold	5,472,146
TBA securities sold	2,043,445
Fund shares sold	1,352,727
Dividends and interest	32,470,425
Interest on OTC swap contracts	4,189
Variation margin on centrally cleared swap contracts	181,066
Prepaid expenses	9,344
Other assets	5,145

Total Assets	3,377,787,323
Liabilities
Written options at value (f)	283,391
OTC swap contracts at market value (g)	1,292,062
Unrealized depreciation on forward foreign currency exchange contracts	7,543,758
Collateral for securities loaned	250,694,127
Payables for:
Investments purchased	26,293,213
TBA securities purchased	3,552,992
Fund shares redeemed	948,173
Variation margin on futures contracts	669,063
Interest on OTC swap contracts	14,949
Accrued Expenses:
Management fees	1,329,602
Distribution and service fees	207,866
Deferred trustees’ fees	294,076
Other expenses	550,572

Total Liabilities	293,673,844

Net Assets	$3,084,113,479

Net Assets Consist of:
Paid in surplus	$2,982,425,552
Distributable earnings (Accumulated losses)	101,687,927

Net Assets	$3,084,113,479

Net Assets
Class A	$2,007,905,601
Class B	851,969,077
Class E	224,238,801
Capital Shares Outstanding*
Class A	145,376,633
Class B	62,247,812
Class E	16,326,103
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.81
Class B	13.69
Class E	13.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,190,484,985.
(b)	Includes securities loaned at value of $242,906,444.
(c)	Identified cost of cash denominated in foreign currencies was $26,706,487.
(d)	Includes collateral of $14,610,851 for futures contracts, $1,170,000 for OTC swap contracts and $13,903,716 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $185,118.
(f)	Premiums received on written options were $1,448,114.
(g)	Net premium received on OTC swap contracts was $1,558,453.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$926,129
Interest (a)	178,228,694
Securities lending income	1,424,271

Total investment income	180,579,094
Expenses
Management fees	17,463,587
Administration fees	122,741
Custodian and accounting fees	360,964
Distribution and service fees—Class B	2,080,860
Distribution and service fees—Class E	342,246
Audit and tax services	104,098
Legal	42,449
Trustees’ fees and expenses	60,868
Shareholder reporting	228,074
Insurance	21,674
Miscellaneous	32,575

Total expenses	20,860,136
Less management fee waiver	(1,713,216)

Net expenses	19,146,920

Net Investment Income	161,432,174

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	410,672
Purchased options	(23,381,664)
Futures contracts	66,393,367
Written options	9,948,575
Swap contracts	(24,847,550)
Foreign currency transactions	216,981
Forward foreign currency transactions	13,896,285

Net realized gain	42,636,666

Net change in unrealized appreciation (depreciation) on:
Investments	226,523,482
Purchased options	2,432,800
Futures contracts	(28,855,212)
Written options	249,488
Swap contracts	10,149,293
Foreign currency transactions	(562,050)
Forward foreign currency transactions	638,152

Net change in unrealized appreciation	210,575,953

Net realized and unrealized gain	253,212,619

Net Increase in Net Assets From Operations	$414,644,793

(a)	Net of foreign withholding taxes of $465,786.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$161,432,174	$173,287,509
Net realized gain (loss)	42,636,666	(99,832,192)
Net change in unrealized appreciation (depreciation)	210,575,953	(203,956,475)

Increase (decrease) in net assets from operations	414,644,793	(130,501,158)

From Distributions to Shareholders
Class A	(99,173,098)	(117,171,030)
Class B	(38,876,114)	(44,827,471)
Class E	(10,890,642)	(13,064,427)

Total distributions	(148,939,854)	(175,062,928)

Decrease in net assets from capital share transactions	(219,069,212)	(150,812,214)

Total increase (decrease) in net assets	46,635,727	(456,376,300)

Net Assets
Beginning of period	3,037,477,752	3,493,854,052

End of period	$3,084,113,479	$3,037,477,752

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	2,098,165	$28,116,991	3,007,055	$40,426,096
Reinvestments	7,599,471	99,173,098	9,139,706	117,171,030
Redemptions	(22,567,603)	(301,177,917)	(19,372,540)	(254,024,698)

Net decrease	(12,869,967)	$(173,887,828)	(7,225,779)	$(96,427,572)

Class B
Sales	4,818,919	$64,085,858	4,583,773	$60,367,407
Reinvestments	3,002,016	38,876,114	3,521,404	44,827,471
Redemptions	(9,418,892)	(124,641,817)	(10,807,184)	(140,943,216)

Net decrease	(1,597,957)	$(21,679,845)	(2,702,007)	$(35,748,338)

Class E
Sales	541,500	$7,235,187	1,048,477	$13,822,436
Reinvestments	838,386	10,890,642	1,023,858	13,064,427
Redemptions	(3,134,391)	(41,627,368)	(3,468,938)	(45,523,167)

Net decrease	(1,754,505)	$(23,501,539)	(1,396,603)	$(18,636,304)

Decrease derived from capital shares transactions		$(219,069,212)		$(150,812,214)

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$12.68	$13.93	$13.40	$12.53		$13.43

Income (Loss) from Investment Operations
Net investment income (a)	0.71	0.71	0.67	0.62	(b)	0.59
Net realized and unrealized gain (loss)	1.09	(1.23)	0.41	0.45		(0.80)

Total income (loss) from investment operations	1.80	(0.52)	1.08	1.07		(0.21)

Less Distributions
Distributions from net investment income	(0.67)	(0.73)	(0.55)	(0.20)		(0.69)

Total distributions	(0.67)	(0.73)	(0.55)	(0.20)		(0.69)

Net Asset Value, End of Period	$13.81	$12.68	$13.93	$13.40		$12.53

Total Return (%) (c)	14.49	(3.80)	8.23	8.55		(1.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.59	0.60		0.63
Net ratio of expenses to average net assets (%) (d)	0.54	0.54	0.54	0.54		0.59
Ratio of net investment income to average net assets (%)	5.32	5.33	4.88	4.74	(b)	4.51
Portfolio turnover rate (%)	58 (e)	90 (e)	139 (e)	86		99 (e)
Net assets, end of period (in millions)	$2,007.9	$2,006.8	$2,305.0	$2,239.2		$1,070.0

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$12.57	$13.81	$13.29	$12.46		$13.35

Income (Loss) from Investment Operations
Net investment income (a)	0.67	0.67	0.63	0.58	(b)	0.56
Net realized and unrealized gain (loss)	1.08	(1.22)	0.41	0.45		(0.80)

Total income (loss) from investment operations	1.75	(0.55)	1.04	1.03		(0.24)

Less Distributions
Distributions from net investment income	(0.63)	(0.69)	(0.52)	(0.20)		(0.65)

Total distributions	(0.63)	(0.69)	(0.52)	(0.20)		(0.65)

Net Asset Value, End of Period	$13.69	$12.57	$13.81	$13.29		$12.46

Total Return (%) (c)	14.23	(4.02)	7.93	8.30		(2.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.85		0.88
Net ratio of expenses to average net assets (%) (d)	0.79	0.79	0.79	0.79		0.84
Ratio of net investment income to average net assets (%)	5.07	5.08	4.63	4.43	(b)	4.25
Portfolio turnover rate (%)	58 (e)	90 (e)	139 (e)	86		99 (e)
Net assets, end of period (in millions)	$852.0	$802.6	$919.1	$911.7		$189.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$12.61	$13.85	$13.33	$12.48		$13.38

Income (Loss) from Investment Operations
Net investment income (a)	0.69	0.68	0.65	0.59	(b)	0.57
Net realized and unrealized gain (loss)	1.08	(1.21)	0.40	0.46		(0.81)

Total income (loss) from investment operations	1.77	(0.53)	1.05	1.05		(0.24)

Less Distributions
Distributions from net investment income	(0.65)	(0.71)	(0.53)	(0.20)		(0.66)

Total distributions	(0.65)	(0.71)	(0.53)	(0.20)		(0.66)

Net Asset Value, End of Period	$13.73	$12.61	$13.85	$13.33		$12.48

Total Return (%) (c)	14.30	(3.92)	7.98	8.47		(1.90)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.75		0.78
Net ratio of expenses to average net assets (%) (d)	0.69	0.69	0.69	0.69		0.74
Ratio of net investment income to average net assets (%)	5.17	5.18	4.73	4.52	(b)	4.35
Portfolio turnover rate (%)	58 (e)	90 (e)	139 (e)	86		99 (e)
Net assets, end of period (in millions)	$224.2	$228.0	$269.8	$289.4		$50.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 52%, 56%, 79%, 71% and, 57% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-34

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-35

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

BHFTII-36

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTII-37

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $3,742,317. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $52,877,649. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-38

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(1,498,825)	$—	$—	$—	$(1,498,825)
Corporate Bonds & Notes	(242,885,823)	—	—	—	(242,885,823)
Foreign Government	(4,170,831)	—	—	—	(4,170,831)
U.S. Treasury & Government Agencies	(2,138,648)	—	—	—	(2,138,648)
Total Borrowings	$(250,694,127)	$—	$—	$—	$(250,694,127)
Gross amount of recognized liabilities for securities lending transactions					$(250,694,127)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

BHFTII-39

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTII-40

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

BHFTII-41

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$400,781
	OTC swap contracts at market value (d)	1,527,858
	Unrealized appreciation on centrally cleared swap contracts (b) (e)	9,246,998	Unrealized depreciation on centrally cleared swap contracts (b) (e)	$7,128,446
	Unrealized appreciation on futures contracts (b) (c)	6,464,888	Unrealized depreciation on futures contracts (b) (c)	17,538,648
Credit	OTC swap contracts at market value (d)	160,558	OTC swap contracts at market value (d)	1,292,062
			Unrealized depreciation on centrally cleared swap contracts (b) (e)	2,238,470
Equity	Investments at market value (a) (b)	1,053,806
			Written options at value (b)	171,582
Foreign Exchange	Investments at market value (a)	1,847,072
	Unrealized appreciation on forward foreign currency exchange contracts	8,492,594	Unrealized depreciation on forward foreign currency exchange contracts	7,543,758
			Written options at value	111,809

Total		$29,194,555		$36,024,775

BHFTII-42

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $4,189 and OTC swap interest payable of $22,523.
(e)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$4,558,296	$(1,435,656)	$(750,116)	$2,372,524
BNP Paribas S.A.	1,141,846	(345,768)	(796,078)	—
Citibank N.A.	1,313,327	(1,313,327)	—	—
Citigroup Global Markets, Inc.	1,949,996	(12,562)	(1,853,835)	83,599
JPMorgan Chase Bank N.A.	2,904,059	(1,494,813)	(1,245,506)	163,740
Morgan Stanley & Co.	160,564	(160,564)	—	—

	$12,028,088	$(4,762,690)	$(4,645,535)	$2,619,863

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,435,656	$(1,435,656)	$—	$—
BNP Paribas S.A.	345,768	(345,768)	—	—
Citibank N.A.	3,969,694	(1,313,327)	—	2,656,367
Citigroup Global Markets, Inc.	12,562	(12,562)	—	—
Deutsche Bank AG	985,351	—	(985,351)	—
Goldman Sacks Bank USA	280,319	—	—	280,319
JPMorgan Chase Bank N.A.	1,494,813	(1,494,813)	—	—
Morgan Stanley & Co.	423,466	(160,564)	—	262,902

	$8,947,629	$(4,762,690)	$(985,351)	$3,199,588

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(4,204,029)	$(780,826)	$(11,913,157)	$(6,483,652)	$(23,381,664)
Forward foreign currency transactions	—	—	—	13,896,285	13,896,285
Swap contracts	(20,745,969)	(4,101,581)	—	—	(24,847,550)
Futures contracts	66,393,367	—	—	—	66,393,367
Written options	1,485,637	—	3,179,959	5,282,979	9,948,575

	$42,929,006	$(4,882,407)	$(8,733,198)	$12,695,612	$42,009,013

BHFTII-43

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$3,358,307	$—	$(1,011,026)	$85,519	$2,432,800
Forward foreign currency transactions	—	—	—	638,152	638,152
Swap contracts	14,146,886	(3,997,593)	—	—	10,149,293
Futures contracts	(28,855,212)	—	—	—	(28,855,212)
Written options	228,792	—	(19,435)	40,131	249,488

	$(11,121,227)	$(3,997,593)	$(1,030,461)	$763,802	$(15,385,479)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	404,901,774
Forward foreign currency transactions	643,330,577
Futures contracts long	1,638,142,231
Futures contracts short	(788,255,777)
Swap contracts	1,193,065,643
Written options	(236,323,157)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

BHFTII-44

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$439,937,639	$1,302,723,396	$368,250,526	$1,500,577,005

BHFTII-45

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$202,835,189	$223,431,093

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$17,463,587	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$3,200,318,801

Gross unrealized appreciation	182,014,671
Gross unrealized depreciation	(108,914,036)

Net unrealized appreciation (depreciation)	$73,100,635

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$148,939,854	$175,062,928	$—	$—	$148,939,854	$175,062,928

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$170,993,105	$—	$73,147,254	$(142,158,356)	$101,982,003

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $48,468,147 and accumulated long-term capital losses of $93,690,209.

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-48

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-49

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**
Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-50

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-51

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-52

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board also considered that the Portfolio outperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-53

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned 6.03%, 5.78%, and 5.88%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index1, returned 5.20%.

MARKET ENVIRONMENT / CONDITIONS

Several positive developments to a number of economic events that had weighed on markets occurred as the year came to a close, alleviating market fears of a more hawkish U.S. Federal Reserve Bank (the “Fed”) and of the prospect of a U.S. recession.

Fixed income markets, in general, posted strong results over the twelve months ended December 31, 2019. In the summer, however, optimism faded as U.S. Treasury yields plunged on increased global recession fears which were compounded by an escalation in trade war rhetoric between the United States and China. Later in the year, several geopolitical uncertainties that had weighed on markets for much of the year were reduced: first, the U.S. and China announced reaching a “Phase One” trade deal; second, the United States—Mexico-Canada Agreement (USMCA) trade deal passed the House of Representatives and next heads to the Senate where it is expected to be approved; and last, Boris Johnson won a sizeable electoral majority in U.K. elections, clearing the path for the country to withdraw from the European Union. U.S. Treasury yields ended the year significantly lower but up from their summer lows. Inflation remained below the Fed’s target. Spread sectors posted strong results as optimism dominated the year despite periodic volatility and only modest growth.

Annualized gross domestic product (“GDP”) growth hit a high-water mark of 3.1% in the first quarter of 2019 following an anemic 1.1% rate in the fourth quarter of 2018. First quarter growth was boosted by temporary effects from inventory and foreign trade; GDP growth subsequently ticked down to 2.0% in the second quarter and 2.1% in the third quarter. Continuing the softness from late 2018, the manufacturing sector weakened in the first half of the year but strengthened somewhat in the second half. The U.S. labor market further tightened throughout the year; the unemployment rate began the year at 4.0% in January and reached 3.5% in September and November.

After raising rates four times in 2018, the Federal Open Market Committee (the “FOMC”) lowered the target range for the fed funds rate three times in 2019 to 1.50%—1.75% and then kept rates on hold in December and indicated that it viewed current policy as “appropriate.” Fed Chair Jerome Powell’s emphasis on continued low inflation implies that any future hike in rates would first require a significant and persistent move up in inflation. These views were echoed by other global central banks and they eased monetary policy as well. The Fed ended its balance sheet reduction in July but began purchasing U.S. Treasury bills in the fourth quarter of 2019 to inject liquidity in the banking system to ease repo funding concerns that had emerged.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark during the period. Among the largest contributors to performance were the Portfolio’s duration positioning and exposures to Emerging Markets Debt and Agency Mortgage-Backed Securities (“MBS”). The Portfolio’s duration positioning, in addition to serving as the top contributor to performance, helped mute downside volatility during risk-off periods. Duration was tactically managed within a 90% to 110% position relative to the benchmark, beginning the year below the Index and ending 2019 modestly overweight. The Portfolio’s yield curve positioning was a modest detractor as the curve widened. Spreads tightened across fixed-income sectors and Emerging Markets Debt had a particularly strong year as markets ultimately believed in global growth resiliency despite elevated trade tensions. Commercial Mortgage-Backed Securities and Asset-Backed Securities exposures both provided small positive contributions to performance as fundamentals remained solid throughout the majority of the year.

The Portfolio’s exposure to Treasury Inflation-Protected Securities (“TIPS”) was a modest detractor to performance as breakeven inflation rates (the difference between the yield on nominal bonds and TIPS of the same maturity) ended the year little changed.

The Portfolio’s exposure to non-U.S. sovereign paper was maintained in 2019 as Emerging Markets Debt remained one of our highest conviction areas given attractive valuations and the fundamental backdrop. We increased the Portfolio’s exposure to longer-dated

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

TIPS in the second half of the year as valuations became more attractive. We also added to Agency MBS during the second half of the year as spreads widened and MBS underperformed U.S. Treasuries. We believed rate volatility would subside and wanted to add high quality carry to the Portfolio.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	6.03	2.14	2.73
Class B	5.78	1.88	2.47
Class E	5.88	1.99	2.57
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	83.6
Foreign Government	8.0
Corporate Bonds & Notes	7.7
Mortgage-Backed Securities	2.4
Asset-Backed Securities	0.9

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.48%	$1,000.00	$1,018.90	$2.44
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B (a)	Actual	0.73%	$1,000.00	$1,017.30	$3.71
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E (a)	Actual	0.63%	$1,000.00	$1,018.10	$3.20
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—83.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—44.1%
Fannie Mae 15 Yr. Pool
3.000%, 07/01/32	2,333,309	$2,394,123
3.000%, 08/01/32	1,770,910	1,817,289
3.500%, 07/01/32	2,036,220	2,121,366
3.500%, 09/01/34	5,212,255	5,438,274
3.500%, 10/01/34	3,636,877	3,788,676
4.000%, 05/01/34	3,290,018	3,474,458
4.500%, 03/01/20	1,473	1,520
Fannie Mae 20 Yr. Pool
3.000%, 12/01/37	1,379,878	1,415,524
4.500%, 11/01/31	496,513	533,291
4.500%, 12/01/31	715,436	768,688
Fannie Mae 30 Yr. Pool
3.000%, 09/01/42	6,794,625	7,007,152
3.000%, 08/01/46	800,668	819,283
3.000%, 09/01/46	2,730,152	2,797,848
3.000%, 10/01/46	1,200,014	1,228,272
3.000%, 11/01/46	20,316,598	20,792,156
3.000%, 08/01/47	82,497	84,868
3.000%, 01/01/48	233,060	237,441
3.000%, 11/01/48	3,782,070	3,852,730
3.000%, 06/01/49	294,460	298,882
3.000%, 07/01/49	1,705,805	1,737,962
3.000%, 08/01/49	4,972,223	5,049,502
3.000%, 09/01/49	17,425,403	17,787,450
3.000%, 10/01/49	3,068,797	3,122,872
3.000%, 11/01/49	3,173,092	3,220,832
3.000%, 12/01/49	1,400,000	1,421,066
3.000%, 01/01/50	2,400,000	2,438,084
3.500%, 12/01/42	346,427	364,976
3.500%, 03/01/43	2,268,823	2,392,658
3.500%, 02/01/45	357,138	376,190
3.500%, 12/01/46	3,045,557	3,208,039
3.500%, 10/01/47	16,026,554	16,629,817
3.500%, 12/01/47	3,533,276	3,686,403
3.500%, 01/01/48	378,440	393,157
3.500%, 03/01/48	12,939,619	13,441,215
3.500%, 06/01/48	6,828,566	7,079,030
3.500%, 07/01/48	5,207,361	5,416,039
3.500%, 02/01/49	361,776	379,722
3.500%, 04/01/49	2,948,600	3,042,899
3.500%, 05/01/49	4,326,826	4,484,004
3.500%, 06/01/49	8,098,499	8,381,836
3.500%, 07/01/49	9,512,172	9,936,455
3.500%, 08/01/49	15,063,375	15,534,742
3.500%, 10/01/49	2,677,164	2,791,320
3.500%, 11/01/49	1,497,890	1,552,757
3.500%, 12/01/49	1,100,000	1,148,935
4.000%, 02/01/40	560,685	599,690
4.000%, 06/01/42	4,766,297	5,171,761
4.000%, 07/01/42	2,136,938	2,288,216
4.000%, 05/01/43	12,097,556	13,081,141
4.000%, 10/01/43	6,366,656	6,886,999
4.000%, 04/01/47	6,570,335	6,991,748
4.000%, 05/01/47	2,988,065	3,179,840
4.000%, 08/01/47	26,923,173	28,328,933

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 05/01/48	12,221,242	13,029,536
4.000%, 06/01/49	391,547	408,049
4.000%, 10/01/49	3,927,981	4,100,283
4.500%, 10/01/41	3,925,243	4,262,637
4.500%, 10/01/44	1,029,256	1,120,685
4.500%, 01/01/45	98,254	109,520
4.500%, 01/01/47	579,702	617,031
4.500%, 06/01/47	203,273	215,025
4.500%, 07/01/47	721,790	766,926
4.500%, 08/01/47	1,177,196	1,247,908
4.500%, 12/01/48	71,350	75,282
4.500%, 04/01/49	1,732,134	1,825,769
4.500%, 05/01/49	3,191,384	3,422,852
5.000%, 07/01/33	160,492	176,851
5.000%, 09/01/33	195,083	215,001
5.000%, 10/01/35	551,304	607,684
5.000%, 03/01/36	872,710	962,018
5.000%, 01/01/39	6,813	7,506
5.000%, 12/01/39	13,387	14,773
5.000%, 05/01/40	46,384	50,547
5.000%, 07/01/40	29,519	32,575
5.000%, 11/01/40	635,228	700,833
5.000%, 01/01/41	52,846	57,966
5.000%, 02/01/41	44,161	47,209
5.000%, 04/01/41	79,770	87,820
5.000%, 05/01/41	1,570,290	1,730,360
5.000%, 06/01/41	132,785	146,328
5.000%, 07/01/41	1,332,997	1,466,859
5.000%, 10/01/48	1,187,846	1,269,410
5.000%, 11/01/48	3,305,612	3,533,689
5.000%, 12/01/48	3,297,975	3,522,909
5.000%, 08/01/49	5,238,175	5,606,446
6.000%, 04/01/33	59,692	68,423
6.000%, 02/01/34	10,561	11,918
6.000%, 11/01/35	105,617	121,071
6.000%, 08/01/37	234,308	268,672
6.500%, 03/01/26	510	566
6.500%, 04/01/29	51,585	57,269
7.000%, 11/01/28	1,009	1,030
7.000%, 02/01/29	498	498
7.000%, 01/01/30	1,852	1,888
7.000%, 10/01/37	6,485	7,211
7.000%, 11/01/37	19,597	21,623
7.000%, 12/01/37	19,417	22,928
7.000%, 02/01/38	9,933	10,774
7.000%, 11/01/38	74,781	86,503
7.000%, 02/01/39	715,284	820,455
7.500%, 04/01/32	11,703	11,872
8.000%, 05/01/28	1,342	1,478
8.000%, 07/01/32	785	846
Fannie Mae Connecticut Avenue Securities (CMO)
2.472%, 1M LIBOR + 0.680%, 10/25/30 (a)	2,248,343	2,248,850
3.242%, 1M LIBOR + 1.450%, 01/25/29 (a)	1,143	1,143
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (b)	1,892,886	321,649

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Interest Strip (CMO)
4.000%, 04/25/42 (b)	2,536,313	$409,982
4.500%, 11/25/39 (b)	1,289,904	286,025
Fannie Mae Pool
3.500%, 08/01/42	7,879,846	8,278,504
3.500%, 09/01/42	536,993	564,184
3.500%, 10/01/42	3,840,071	4,034,221
3.530%, 02/01/29	2,160,000	2,326,929
4.000%, 10/01/42	2,106,589	2,235,117
4.000%, 11/01/42	1,497,061	1,593,369
4.000%, 07/01/43	49,414	52,605
4.000%, 08/01/43	1,110,974	1,182,443
6.500%, 12/01/27	3,159	3,162
6.500%, 05/01/32	10,299	11,456
Fannie Mae REMIC Trust Whole Loan (CMO) 4.488%, 01/25/43 (a)	209,480	218,927
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (c)	338,032	308,088
4.358%, -1x 1M LIBOR + 6.150%, 03/25/42 (a) (b)	5,498,657	794,541
4.358%, -1x 1M LIBOR + 6.150%, 12/25/42 (a) (b)	608,913	116,683
4.738%, -1x 1M LIBOR + 6.530%, 01/25/41 (a) (b)	901,194	184,279
4.758%, -1x 1M LIBOR + 6.550%, 10/25/41 (a) (b)	3,458,175	584,484
4.858%, -1x 1M LIBOR + 6.650%, 02/25/41 (a) (b)	361,680	30,978
4.858%, -1x 1M LIBOR + 6.650%, 03/25/42 (a) (b)	1,329,593	184,837
5.500%, 07/25/41	6,082,244	6,802,638
5.500%, 04/25/42	1,426,615	1,582,887
6.000%, 05/25/42	845,994	964,330
6.500%, 06/25/39	93,273	100,636
6.500%, 07/25/42	1,582,351	1,845,117
Fannie Mae-ACES (CMO)
2.037%, 09/25/26	2,210,383	2,213,625
2.232%, 02/25/27	2,398,831	2,372,156
Freddie Mac 15 Yr. Gold Pool
2.500%, 10/01/31	2,557,353	2,591,343
2.500%, 04/01/33	10,377,170	10,495,900
2.500%, 06/01/33	4,047,013	4,093,311
2.500%, 09/01/33	286,909	289,784
Freddie Mac 15 Yr. Pool
3.000%, 12/01/32	2,815,612	2,901,917
3.000%, 04/01/33	8,492,662	8,741,495
3.000%, 06/01/33	1,829,467	1,883,388
Freddie Mac 20 Yr. Gold Pool
3.000%, 02/01/38	1,675,933	1,712,050
3.000%, 04/01/38	1,395,173	1,426,331
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	1,207,968	1,236,738
3.000%, 01/01/48	3,670,029	3,745,798
3.000%, 04/01/48	14,639,563	14,907,933
3.000%, 09/01/48	2,498,694	2,572,063
3.000%, 03/01/49	1,613,276	1,638,669
3.500%, 06/01/46	732,125	771,398
3.500%, 06/01/47	606,283	635,580
3.500%, 06/01/48	4,564,622	4,788,231
3.500%, 09/01/48	513,681	529,273
3.500%, 12/01/48	14,644,518	15,134,821
3.500%, 03/01/49	1,898,738	1,976,480

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 07/01/43	3,519,475	3,809,654
4.000%, 08/01/43	2,838,458	3,072,499
4.000%, 12/01/47	673,384	707,698
4.000%, 04/01/48	398,366	415,526
4.000%, 05/01/48	1,994,119	2,083,645
4.500%, 06/01/38	1,157,038	1,254,779
4.500%, 02/01/47	396,289	418,101
4.500%, 03/01/47	59,969	63,530
4.500%, 04/01/47	951,338	1,008,915
4.500%, 05/01/47	547,186	579,133
4.500%, 06/01/47	1,989,396	2,109,626
4.500%, 07/01/47	48,353	51,226
4.500%, 06/01/48	12,564,100	13,245,073
5.000%, 08/01/33	14,432	15,877
5.000%, 01/01/36	24,109	26,516
5.000%, 01/01/40	22,433	24,770
5.000%, 04/01/41	18,000	19,562
5.000%, 06/01/41	3,146,271	3,466,297
5.000%, 04/01/44	25,695	27,980
5.000%, 07/01/48	70,584	75,541
5.000%, 08/01/48	216,395	231,752
5.000%, 10/01/48	764,893	818,679
5.000%, 11/01/48	551,459	590,297
6.000%, 10/01/36	581,617	667,422
6.500%, 09/01/39	207,979	236,911
8.000%, 09/01/30	2,839	3,283
Freddie Mac 30 Yr. Pool
2.500%, 10/01/49	2,385,999	2,360,769
2.500%, 12/01/49	9,799,022	9,685,285
3.000%, 01/01/48	2,711,005	2,765,323
3.000%, 04/01/49	3,517,134	3,569,239
3.000%, 06/01/49	3,022,717	3,072,404
3.000%, 07/01/49	2,044,527	2,084,182
3.000%, 08/01/49	11,197,131	11,366,699
3.000%, 09/01/49	25,155,425	25,663,035
3.000%, 10/01/49	4,653,190	4,748,753
3.000%, 01/01/50	2,500,000	2,551,530
3.500%, 02/01/48	2,552,427	2,653,777
3.500%, 08/01/48	6,080,797	6,249,358
3.500%, 10/01/48	14,297,724	14,707,005
3.500%, 03/01/49	4,601,377	4,729,187
3.500%, 08/01/49	4,082,610	4,193,590
3.500%, 09/01/49	294,291	306,154
3.500%, 11/01/49	1,200,000	1,237,338
3.500%, 12/01/49	1,298,543	1,342,921
4.000%, 01/01/47	124,160	130,761
4.000%, 07/01/47	5,904,194	6,208,606
4.000%, 09/01/48	7,412,035	7,717,852
4.000%, 11/01/49	1,473,641	1,535,600
4.500%, 09/01/48	460,247	484,905
Freddie Mac Gold Pool
3.500%, 10/01/42	898,988	945,439
3.500%, 02/01/44	382,867	402,523
4.000%, 04/01/43	1,241,759	1,323,126
4.000%, 08/01/43	696,509	741,944

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
0.290%, 01/25/27 (a) (b)	73,784,544	$1,361,000
0.363%, 12/25/28 (a) (b)	63,086,981	1,908,425
0.482%, 01/25/34 (a) (b)	51,884,091	2,690,460
0.507%, 01/25/29 (a) (b)	85,868,386	3,610,276
3.291%, 03/25/27	4,670,000	4,893,862
Freddie Mac REMICS (CMO)
4.500%, 04/15/32	236,668	255,754
6.000%, 05/15/36	389,454	446,210
8.500%, 06/15/21	343	344
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
2.992%, 1M LIBOR + 1.200%, 07/25/29 (a)	2,542,607	2,547,256
3.992%, 1M LIBOR + 2.200%, 09/25/24 (a)	3,382,128	3,421,742
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	771,098	795,019
3.000%, 10/15/42	4,057,775	4,183,658
3.000%, 11/15/42	1,510,607	1,557,470
3.500%, 06/15/48	5,011,743	5,264,650
5.500%, 06/15/36	346,702	388,909
6.000%, 03/15/33	597,051	669,821
6.500%, 06/15/31	2,454	2,707
6.500%, 08/15/34	138,889	153,251
7.500%, 09/15/29	1,405	1,557
8.500%, 06/15/25	12,912	14,213
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (d)	9,700,000	9,741,301
3.000%, 09/20/47	204,796	210,996
3.000%, 11/20/47	285,465	293,727
3.000%, 12/20/47	2,918,993	3,000,781
3.000%, 12/20/49	11,600,000	11,912,771
3.000%, TBA (d)	21,900,000	22,480,758
3.500%, 06/20/44	2,038,912	2,132,435
3.500%, 03/20/45	171,998	179,289
3.500%, 09/20/46	58,107	60,425
3.500%, 02/20/48	2,849,143	2,958,774
3.500%, 02/20/49	76,424	78,831
3.500%, 09/20/49	3,712,891	3,846,216
3.500%, 10/20/49	4,781,915	4,905,006
4.000%, 09/20/45	1,114,140	1,176,658
4.000%, 11/20/45	6,829,213	7,173,240
4.000%, 06/20/47	1,574,173	1,646,520
4.000%, 11/20/47	1,845,675	1,927,007
4.000%, 12/20/47	726,579	758,636
4.000%, 02/20/48	744,312	775,600
4.000%, 03/20/48	866,137	904,431
4.000%, 04/20/48	856,459	889,644
4.000%, 07/20/48	1,159,405	1,204,413
4.000%, 05/20/49	1,056,614	1,095,422
4.000%, 11/20/49	199,724	210,917
4.500%, 01/20/40	498,740	538,717
4.500%, 05/20/40	648,892	700,855
4.500%, 09/20/40	13,865	14,979
4.500%, 01/20/41	109,980	118,801
4.500%, 07/20/41	730,387	789,066
4.500%, 06/20/48	2,206,904	2,324,711
4.500%, 07/20/48	357,693	376,642

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 09/20/48	3,049,648	3,204,276
4.500%, 01/20/49	6,955,788	7,303,137
4.500%, 03/20/49	2,150,565	2,246,516
4.500%, 04/20/49	1,434,065	1,497,731
5.000%, 07/20/40	495,949	548,319
5.000%, 01/20/49	4,363,224	4,609,043
6.000%, 11/20/34	1,134	1,310
6.000%, 06/20/35	1,729	1,976
6.000%, 07/20/36	96,382	110,006
6.000%, 09/20/36	4,825	5,514
6.000%, 07/20/38	249,027	284,263
6.000%, 09/20/38	644,997	736,926
6.000%, 06/20/39	3,261	3,728
6.000%, 05/20/40	60,468	69,130
6.000%, 06/20/40	172,229	196,747
6.000%, 08/20/40	83,311	95,287
6.000%, 09/20/40	195,256	223,331
6.000%, 10/20/40	132,581	149,579
6.000%, 11/20/40	201,359	230,247
6.000%, 01/20/41	127,087	145,114
6.000%, 03/20/41	711,062	813,131
6.000%, 07/20/41	141,726	162,049
6.000%, 12/20/41	93,382	106,530
6.500%, 10/20/37	223,677	255,762
Ginnie Mae II Pool
2.500%, 08/20/49	96,056	94,931
2.500%, 09/20/49	692,506	684,387
2.500%, 10/20/49	198,909	196,577
2.500%, 11/20/49	299,399	295,889
Government National Mortgage Association (CMO)
0.128%, 02/16/48 (a) (b)	4,318,575	77,828
0.160%, 09/16/46 (a) (b)	22,021,763	115,403
0.276%, 02/16/53 (a) (b)	12,238,752	207,298
0.397%, 03/16/49 (a) (b)	7,455,868	80,511
0.418%, 05/16/54 (a) (b)	13,388,768	254,844
0.495%, 04/16/54 (a) (b)	132,171,186	2,595,908
0.510%, 10/16/54 (a) (b)	30,382,909	683,096
0.687%, 03/16/60 (a) (b)	7,113,889	415,742
0.775%, 10/16/58 (a) (b)	24,178,464	1,592,128
0.786%, 12/16/59 (a) (b)	62,968,874	4,140,140
0.806%, 09/16/55 (a) (b)	17,541,659	875,662
0.952%, 12/16/56 (a) (b)	42,846,160	2,967,769
1.062%, 09/16/44 (a) (b)	11,820,832	492,218
1.237%, 02/16/46 (a) (b)	17,208,285	744,496
2.154%, 1M LIBOR + 0.380%, 12/20/60 (a)	14,189,912	14,127,322
2.174%, 1M LIBOR + 0.400%, 12/20/60 (a)	3,936,405	3,923,073
2.204%, 1M LIBOR + 0.430%, 10/20/64 (a)	5,791,250	5,769,585
2.224%, 12M LIBOR + 0.250%, 10/20/68 (a)	2,782,287	2,748,643
2.254%, 1M LIBOR + 0.480%, 03/20/61 (a)	3,277,666	3,272,489
2.274%, 1M LIBOR + 0.500%, 12/20/60 (a)	31,841,445	31,801,166
3.000%, 07/20/49	1,972,005	2,006,162
3.000%, 10/20/49	1,100,000	1,119,979
3.150%, 06/16/60	4,872,644	4,947,370
4.360%, -1x 1M LIBOR + 6.100%, 08/16/42 (a) (b)	833,779	162,762
4.735%, -1x 1M LIBOR + 6.500%, 03/20/39 (a) (b)	81,063	2,429

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
4.885%, -1x 1M LIBOR + 6.650%, 01/20/40 (a) (b)	458,549	$39,952
Uniform Mortgage-Backed Securities
3.000%, TBA (d)	27,900,000	28,278,102
3.500%, TBA (d)	1,300,000	1,336,596

		852,743,650

Federal Agencies—30.9%
Federal Agricultural Mortgage Corp. 2.600%, 03/29/21	20,000,000	20,240,195
Federal Farm Credit Bank
1.750%, 10/26/20	15,000,000	15,012,969
1.900%, 11/27/20	20,000,000	20,058,518
2.100%, 06/24/21	20,000,000	20,048,106
2.240%, 01/06/25	12,305,000	12,249,327
2.240%, 07/06/27	10,000,000	9,829,581
2.550%, 06/11/20	10,000,000	10,043,633
2.700%, 10/26/27	10,000,000	10,467,173
2.750%, 04/25/22	20,000,000	20,511,615
Federal Home Loan Bank
1.375%, 09/28/20	10,000,000	9,981,687
1.875%, 11/29/21	40,000,000	40,202,344
2.125%, 06/09/23	17,700,000	17,973,421
2.375%, 03/30/20	8,000,000	8,015,256
2.500%, 02/13/24	10,000,000	10,302,581
2.625%, 05/28/20	20,000,000	20,078,169
3.250%, 11/16/28	40,000,000	43,684,005
5.250%, 12/11/20	12,000,000	12,402,612
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	5,866,797
Zero Coupon, 12/17/29	5,562,000	4,375,280
2.750%, 06/19/23	20,000,000	20,757,703
Federal National Mortgage Association 2.625%, 09/06/24	22,000,000	22,882,537
Freddie Mac Strips
Zero Coupon, 07/15/28	5,400,000	4,435,863
Zero Coupon, 07/15/32	5,000,000	3,663,073
New Valley Generation II 5.572%, 05/01/20	1,477,879	1,481,498
Overseas Private Investment Corp.
Zero Coupon, 07/01/22	4,206,631	4,413,693
Zero Coupon, 07/17/25	7,763,000	8,150,640
2.310%, 11/15/30	7,031,975	7,027,349
3.330%, 05/15/33	6,447,273	6,790,341
3.490%, 12/20/29	10,094,023	10,760,662
3.540%, 06/15/30	12,353,111	13,187,153
Residual Funding Corp. Principal Strip
Zero Coupon, 07/15/20	14,864,000	14,727,135
Zero Coupon, 10/15/20	38,159,000	37,636,099
Zero Coupon, 01/15/21	20,000,000	19,625,003
Zero Coupon, 01/15/30	25,000,000	19,604,054
Zero Coupon, 04/15/30	20,000,000	15,588,542
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/26	4,230,000	3,664,587
Zero Coupon, 10/15/29	14,996,000	11,865,100

Federal Agencies—(Continued)
Tennessee Valley Authority
2.250%, 03/15/20	20,000,000	20,024,861
3.875%, 02/15/21	35,000,000	35,842,800
United States Department of Housing and Urban Development 2.738%, 08/01/25	3,000,000	3,138,723

		596,610,685

U.S. Treasury—8.6%
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/45 (e)	8,851,437	9,176,775
1.000%, 02/15/48 (e)	3,057,484	3,382,126
1.375%, 02/15/44 (e)	43,061,070	50,767,547
U.S. Treasury Notes
1.375%, 05/31/21	27,600,000	27,511,297
1.625%, 09/30/26	5,000,000	4,934,500
1.875%, 07/31/26	33,000,000	33,106,924
2.500%, 01/31/21	32,000,000	32,290,449
2.500%, 01/15/22	4,000,000	4,071,101

		165,240,719

Total U.S. Treasury & Government Agencies (Cost $1,595,141,015)		1,614,595,054

Foreign Government—8.0%

Sovereign—8.0%
Abu Dhabi Government International Bond 3.125%, 09/30/49 (144A)	10,000,000	9,750,000
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	6,013,700
Indonesia Government International Bonds
3.750%, 04/25/22 (144A)	410,000	423,313
3.750%, 04/25/22	1,900,000	1,961,693
4.750%, 02/11/29	6,280,000	7,190,267
4.875%, 05/05/21	2,957,000	3,071,584
5.875%, 03/13/20	310,000	312,154
5.875%, 01/15/24 (144A)	1,060,000	1,197,522
Israel Government AID Bonds
5.500%, 12/04/23	24,290,000	27,651,542
5.500%, 04/26/24	21,550,000	24,811,778
Mexico Government International Bond 4.500%, 04/22/29	12,280,000	13,465,020
Panama Government International Bonds
3.750%, 03/16/25	5,650,000	6,003,125
4.500%, 05/15/47 (f)	3,200,000	3,803,200
Peruvian Government International Bonds
5.625%, 11/18/50 (f)	1,900,000	2,776,394
6.550%, 03/14/37	2,770,000	4,051,125
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,466,184
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	9,373,886
Ukraine Government AID Bond 1.471%, 09/29/21	20,000,000	19,921,388

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2019

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Uruguay Government International Bond 5.100%, 06/18/50 (e)	3,200,000	$3,839,040

Total Foreign Government (Cost $140,699,422)		154,082,915

Corporate Bonds & Notes—7.7%

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,645,863

Diversified Financial Services—3.3%
Postal Square L.P. 6.500%, 06/15/22	3,165,300	3,309,920
Private Export Funding Corp.
2.250%, 03/15/20	11,950,000	11,962,361
2.300%, 09/15/20	28,000,000	28,131,641
2.650%, 02/16/21 (144A)	20,000,000	20,202,606

		63,606,528

Electric—0.4%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	4,420,000
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	4,600,000

		9,020,000

Iron/Steel—1.1%
Vale Overseas, Ltd. 6.250%, 08/10/26	17,875,000	20,981,675

Oil & Gas—0.4%
Ecopetrol S.A.
5.375%, 06/26/26	4,260,000	4,771,242
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,472,459

		8,243,701

Sovereign—2.4%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	45,000,000	45,933,786

Total Corporate Bonds & Notes (Cost $146,841,108)		149,431,553

Mortgage-Backed Securities—2.4%

Collateralized Mortgage Obligations—2.4%
Banc of America Funding Corp. 1.858%, 1M LIBOR + 0.150%, 02/27/37 (144A) (a)	5,292,273	5,159,646
Banc of America Funding Trust 2.557%, COFI + 1.430%, 06/20/35 (a)	149,580	115,105

Collateralized Mortgage Obligations—(Continued)
Banc of America Mortgage Trust 4.336%, 07/25/35 (a)	32,103	31,618
BCAP LLC Trust 2.132%, 1M LIBOR + 0.150%, 11/27/36 (144A) (a)	7,560,605	7,449,279
Citigroup Mortgage Loan Trust 4.380%, 1Y H15 + 2.400%, 10/25/35 (a)	58,585	60,329
Countrywide Alternative Loan Trust
1.965%, 1M LIBOR + 0.200%, 07/20/46 (a)	1,685,194	1,236,451
2.372%, 1M LIBOR + 0.580%, 05/25/34 (a)	253,975	254,984
Countrywide Home Loan Reperforming Loan REMIC Trust 2.212%, 1M LIBOR + 0.420%, 07/25/36 (144A) (a)	387,278	370,587
GMAC Mortgage Corp. Loan Trust 4.306%, 11/19/35 (a)	222,747	219,284
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	4,405,720	4,549,436
JPMorgan Mortgage Trust
3.500%, 10/25/48 (144A) (a)	3,327,655	3,385,879
4.154%, 06/25/34 (a)	72,459	74,101
MASTR Adjustable Rate Mortgages Trust
1.992%, 1M LIBOR + 0.200%, 05/25/47 (a)	3,562,623	3,955,551
3.329%, 02/25/34 (a)	129,523	124,904
MASTR Reperforming Loan Trust
2.142%, 1M LIBOR + 0.350%, 05/25/35 (144A) (a)	229,551	160,175
4.081%, 05/25/35 (144A) (a)	2,720,149	2,047,348
7.000%, 08/25/34 (144A)	278,397	284,076
Morgan Stanley Mortgage Loan Trust
1.932%, 1M LIBOR + 0.140%, 06/25/36 (a)	520,903	191,400
3.522%, 07/25/35 (a)	109,891	103,162
New Residential Mortgage Loan Trust
3.250%, 09/25/56 (144A) (a)	2,711,921	2,758,483
4.000%, 02/25/57 (144A) (a)	2,341,700	2,430,244
4.000%, 05/25/57 (144A) (a)	4,071,730	4,242,202
4.250%, 12/25/57 (144A) (a)	4,060,845	4,229,368
NovaStar Mortgage Funding Trust 1.516%, 1M LIBOR + 0.380%, 09/25/46 (a)	1,199,326	1,145,062
Provident Funding Mortgage Loan Trust
4.359%, 05/25/35 (a)	80,747	82,166
4.535%, 10/25/35 (a)	28,350	28,408
SACO I Trust 8.933%, 06/25/21 (144A) (a)	204,772	193,278
Structured Asset Mortgage Investments II Trust 1.972%, 1M LIBOR + 0.180%, 07/25/46 (a)	147,649	136,173
Structured Asset Securities Corp.
2.142%, 1M LIBOR + 0.350%, 04/25/35 (144A) (a)	1,818,330	1,701,751
4.176%, 06/25/35 (144A) (a)	98,630	92,757

Total Mortgage-Backed Securities (Cost $45,590,179)		46,813,207

Asset-Backed Securities—0.9%

Asset-Backed - Automobile—0.3%
Hertz Vehicle Financing II L.P. 3.290%, 02/25/24 (144A)	4,880,000	4,991,806

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.1%
Home Equity Mortgage Loan Asset-Backed Trust 2.052%, 1M LIBOR + 0.260%, 06/25/36 (a)	3,619,056	$315,908
Morgan Stanley Mortgage Loan Trust
1.882%, 1M LIBOR + 0.090%, 12/25/36 (a)	180,355	90,065
2.092%, 1M LIBOR + 0.300%, 03/25/36 (a)	300,306	296,175
Structured Asset Securities Corp. Mortgage Loan Trust 2.012%, 1M LIBOR + 0.220%, 02/25/36 (144A) (a)	4,635,993	198,634

		900,782

Asset-Backed - Other—0.4%
Countrywide Revolving Home Equity Loan Trust 1.880%, 1M LIBOR + 0.140%, 07/15/36 (a)	382,700	366,767
Towd Point Mortgage Trust
2.250%, 04/25/56 (144A) (a)	4,482,941	4,471,330
2.750%, 06/25/57 (144A) (a)	3,476,362	3,495,462

		8,333,559

Asset-Backed - Student Loan—0.1%
National Credit Union Administration Guaranteed Notes Trust 2.068%, 1M LIBOR + 0.350%, 12/07/20 (a)	2,583,994	2,583,204

Total Asset-Backed Securities (Cost $21,647,718)		16,809,351

Short-Term Investments—0.4%

Repurchase Agreements—0.4%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.550%, due on 01/02/20 with a maturity value of $4,000,344; collateralized by a U.S. Treasury Inflation Indexed Note at 0.625%, maturing 04/15/23, with a market value of $4,077,380.	4,000,000	4,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $3,381,919; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $3,450,981.	3,381,806	3,381,806

Total Short-Term Investments (Cost $7,381,806)		7,381,806

Securities Lending Reinvestments (g)—0.1%

Repurchase Agreements—0.1%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $200,019; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $200,031; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $204,002.	200,000	200,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $472,447; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $481,824.	472,375	472,375
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $654,181; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $667,208.	654,125	654,125
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $60,006; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $66,613.	60,000	60,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $500,048; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $544,445.	500,000	500,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/19 at 1.550%, due on 01/02/20 with a maturity value of $575,050; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 05/15/24 - 08/15/49, and an aggregate market value of $586,500.	575,000	575,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $300,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $331,312.	300,000	300,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $50,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $55,219.	50,000	50,000

		3,011,500

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	50,000	50,000

Total Securities Lending Reinvestments (Cost $3,061,500)		3,061,500

Total Investments—103.1% (Cost $1,960,362,748)		1,992,175,386
Other assets and liabilities (net)—(3.1)%		(60,647,977)

Net Assets—100.0%		$1,931,527,409

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2019

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Principal only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $2,986,818 and the collateral received consisted of cash in the amount of $3,061,500. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $99,404,931, which is 5.1% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/20/20	733	USD	94,133,234	$(673,802)
U.S. Treasury Note 5 Year Futures	03/31/20	324	USD	38,429,438	3,033

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/20/20	(275)	USD	(42,874,219)	980,997
U.S. Treasury Ultra Long Bond Futures	03/20/20	(215)	USD	(39,056,094)	1,330,502

Net Unrealized Appreciation					$1,640,730

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(COFI)—	11th District Cost of Fund Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,614,595,054	$—	$1,614,595,054
Total Foreign Government*	—	154,082,915	—	154,082,915
Total Corporate Bonds & Notes*	—	149,431,553	—	149,431,553
Total Mortgage-Backed Securities*	—	46,813,207	—	46,813,207
Total Asset-Backed Securities*	—	16,809,351	—	16,809,351
Total Short-Term Investments*	—	7,381,806	—	7,381,806
Total Securities Lending Reinvestments*	—	3,061,500	—	3,061,500
Total Investments	$—	$1,992,175,386	$—	$1,992,175,386

Collateral for Securities Loaned (Liability)	$—	$(3,061,500)	$—	$(3,061,500)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,314,532	$—	$—	$2,314,532
Futures Contracts (Unrealized Depreciation)	(673,802)	—	—	(673,802)
Total Futures Contracts	$1,640,730	$—	$—	$1,640,730

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,992,175,386
Cash collateral for futures contracts	940,109
Receivable for:
Investments sold	10,811,023
TBA securities sold	77,629,512
Fund shares sold	716,818
Principal paydowns	52,660
Interest	7,873,462
Variation margin on futures contracts	255,342
Prepaid expenses	5,952
Other assets	5,789

Total Assets	2,090,466,053
Liabilities
Collateral for securities loaned	3,061,500
Payables for:
Investments purchased	14,808,811
TBA securities purchased	139,458,168
Fund shares redeemed	430,567
Accrued Expenses:
Management fees	738,968
Distribution and service fees	80,853
Deferred trustees’ fees	142,025
Other expenses	217,752

Total Liabilities	158,938,644

Net Assets	$1,931,527,409

Net Assets Consist of:
Paid in surplus	$1,973,593,549
Distributable earnings (Accumulated losses)	(42,066,140)

Net Assets	$1,931,527,409

Net Assets
Class A	$1,544,075,065
Class B	367,902,838
Class E	19,549,506
Capital Shares Outstanding*
Class A	130,345,616
Class B	31,214,829
Class E	1,655,946
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.85
Class B	11.79
Class E	11.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,960,362,748.
(b)	Includes securities loaned at value of $2,986,818.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Interest	$57,925,336
Securities lending income	74,866

Total investment income	58,000,202
Expenses
Management fees	9,309,707
Administration fees	83,033
Custodian and accounting fees	170,966
Distribution and service fees—Class B	936,729
Distribution and service fees—Class E	30,346
Interest expense	2,448
Audit and tax services	72,030
Legal	42,448
Trustees’ fees and expenses	60,867
Shareholder reporting	100,283
Insurance	13,868
Miscellaneous	20,269

Total expenses	10,842,994
Less management fee waiver	(420,154)

Net expenses	10,422,840

Net Investment Income	47,577,362

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,079,281
Futures contracts	(9,595,425)

Net realized gain	6,483,856

Net change in unrealized appreciation on:
Investments	54,592,617
Futures contracts	5,254,711

Net change in unrealized appreciation	59,847,328

Net realized and unrealized gain	66,331,184

Net Increase in Net Assets From Operations	$113,908,546

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$47,577,362	$44,979,302
Net realized gain (loss)	6,483,856	(9,836,271)
Net change in unrealized appreciation (depreciation)	59,847,328	(18,849,215)

Increase in net assets from operations	113,908,546	16,293,816

From Distributions to Shareholders
Class A	(42,815,071)	(39,246,145)
Class B	(9,416,340)	(8,163,581)
Class E	(527,271)	(475,567)

Total distributions	(52,758,682)	(47,885,293)

Decrease in net assets from capital share transactions	(110,495,765)	(170,359,733)

Total decrease in net assets	(49,345,901)	(201,951,210)

Net Assets
Beginning of period	1,980,873,310	2,182,824,520

End of period	$1,931,527,409	$1,980,873,310

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,736,691	$20,345,076	3,985,785	$45,776,677
Reinvestments	3,700,525	42,815,071	3,491,650	39,246,145
Redemptions	(12,798,497)	(149,879,520)	(19,382,485)	(220,545,585)

Net decrease	(7,361,281)	$(86,719,373)	(11,905,050)	$(135,522,763)

Class B
Sales	3,565,163	$41,570,945	3,078,724	$34,969,508
Reinvestments	816,682	9,416,340	728,891	8,163,581
Redemptions	(6,249,796)	(72,800,850)	(6,716,432)	(76,232,741)

Net decrease	(1,867,951)	$(21,813,565)	(2,908,817)	$(33,099,652)

Class E
Sales	114,949	$1,347,579	208,146	$2,379,679
Reinvestments	45,691	527,271	42,423	475,567
Redemptions	(328,637)	(3,837,677)	(403,406)	(4,592,564)

Net decrease	(167,997)	$(1,962,827)	(152,837)	$(1,737,318)

Decrease derived from capital shares transactions		$(110,495,765)		$(170,359,733)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.49	$11.65	$11.74	$11.90	$12.11

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.25	0.20	0.21	0.17
Net realized and unrealized gain (loss)	0.40	(0.14)	0.03	(0.05)	(0.10)

Total income (loss) from investment operations	0.69	0.11	0.23	0.16	0.07

Less Distributions
Distributions from net investment income	(0.33)	(0.27)	(0.32)	(0.32)	(0.28)

Total distributions	(0.33)	(0.27)	(0.32)	(0.32)	(0.28)

Net Asset Value, End of Period	$11.85	$11.49	$11.65	$11.74	$11.90

Total Return (%) (b)	6.03	0.97	1.93	1.28	0.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.50	0.50	0.49
Net ratio of expenses to average net assets (%) (c)	0.48	0.49	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	2.48	2.19	1.72	1.77	1.44
Portfolio turnover rate (%)	208 (d)	255 (d)	208 (d)	199 (d)	215 (d)
Net assets, end of period (in millions)	$1,544.1	$1,581.9	$1,742.8	$1,735.3	$1,830.7

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.43	$11.59	$11.68	$11.84	$12.04

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.22	0.17	0.18	0.14
Net realized and unrealized gain (loss)	0.39	(0.14)	0.03	(0.05)	(0.09)

Total income (loss) from investment operations	0.65	0.08	0.20	0.13	0.05

Less Distributions
Distributions from net investment income	(0.29)	(0.24)	(0.29)	(0.29)	(0.25)

Total distributions	(0.29)	(0.24)	(0.29)	(0.29)	(0.25)

Net Asset Value, End of Period	$11.79	$11.43	$11.59	$11.68	$11.84

Total Return (%) (b)	5.78	0.70	1.68	1.02	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.75	0.74
Net ratio of expenses to average net assets (%) (c)	0.73	0.74	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	2.23	1.94	1.47	1.52	1.20
Portfolio turnover rate (%)	208 (d)	255 (d)	208 (d)	199 (d)	215 (d)
Net assets, end of period (in millions)	$367.9	$378.1	$417.1	$432.1	$463.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.45	$11.61	$11.70	$11.85	$12.06

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.23	0.18	0.19	0.16
Net realized and unrealized gain (loss)	0.40	(0.14)	0.03	(0.04)	(0.11)

Total income (loss) from investment operations	0.67	0.09	0.21	0.15	0.05

Less Distributions
Distributions from net investment income	(0.31)	(0.25)	(0.30)	(0.30)	(0.26)

Total distributions	(0.31)	(0.25)	(0.30)	(0.30)	(0.26)

Net Asset Value, End of Period	$11.81	$11.45	$11.61	$11.70	$11.85

Total Return (%) (b)	5.88	0.80	1.77	1.20	0.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.65	0.65	0.64
Net ratio of expenses to average net assets (%) (c)	0.63	0.64	0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	2.33	2.04	1.57	1.62	1.30
Portfolio turnover rate (%)	208 (d)	255 (d)	208 (d)	199 (d)	215 (d)
Net assets, end of period (in millions)	$19.5	$20.9	$22.9	$25.2	$28.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 76%, 79%, 57%, 86% and 87% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $7,381,806. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,011,500. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Foreign Government in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$2,314,532	Unrealized depreciation on futures contracts (a)	$673,802

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(9,595,425)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$5,254,711

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$37,645,540
Futures contracts short	(122,426,933)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$4,237,862,846	$45,433,088	$4,475,541,110	$109,112,179

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$2,849,797,401	$3,051,984,732

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$9,309,707	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amount over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

Prior to April 29, 2019, the Adviser had agreed, for the period April 30, 2018 to April 28, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

Amounts waived for the year ended December 31, 2019 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 29, 2019 to April 29, 2020, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse Funds Trust I Western Asset Management Government Income Portfolio. Amounts waived for the year ended December 31, 2019 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,968,197,991

Gross unrealized appreciation	44,095,974
Gross unrealized depreciation	(20,112,790)

Net unrealized appreciation (depreciation)	$23,983,184

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$52,758,682	$47,885,293	$—	$—	$52,758,682	$47,885,293

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$56,580,142	$—	$23,983,184	$(122,487,441)	$(41,924,115)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $4,028,509 and accumulated long-term capital losses of $118,458,932.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $2,149,185.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio, one of the funds constituting the Brighthouse Funds Trust II (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-25

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTII-26

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board also considered that the Portfolio underperformed the median of one of its Performance Universes and the average of one of its Morningstar Categories for the one-, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio underperformed the median of its other Performance Universe and the average of its other Morningstar Category for the one-year period ended June 30, 2019, outperformed the median of that same Performance Universe and the average of same Morningstar Category for the three-year period ended June 30, 2019, and performed approximately equal to the median of the same Performance Universe and the average of same Morningstar Category for the five-year period ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board also noted that the Portfolio underperformed its blended benchmark for the one-year, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b 1 fees) were above the Expense Group median and the Sub-advised Expense Universe median, and below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-30

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)        Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2018 and December 31, 2019 were $1,399,020 and $1,404,568, respectively.

(b)        Audit-Related Fees

During the fiscal years ended December 31, 2018 and December 31, 2019, Deloitte billed $5,510 and $ 0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2018.

(c)        Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2018 and December 31, 2019 were $198,884 and $189,350, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal year end December 31, 2018 and for the fiscal year end December 31, 2019.

During the fiscal years ended December 31, 2018 and December 31, 2019, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2018 and December 31, 2019 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2018 and December 31, 2019, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)        The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)        Not applicable.

(f)        Not applicable.

(g)        The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2018 and 2019 were $48,438 and $88,935, respectively.

(h)        The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)         Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)         Not applicable.

(b)         Not applicable.

Item 13. Exhibits

(a)(1)    Code of Ethics is attached hereto.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 4, 2020

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 4, 2020